UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2008

Date of reporting period:	12/31/2008

Item 1 – Reports to Stockholders

ADVANCED SERIESSM TRUST Financial Statements For the Annual Period Ended December 31, 2008

Make
Life Easier with
eDelivery
You can stop receiving printed reports and start reviewing them online by using eDelivery. To enroll to receive your semiannual/annual reports online, go to www.prudential.com/edelivery and enroll. Instead of receiving printed reports, you will receive notification via email when new materials are available for your review. You can cancel your enrollment or change your email address at any time by clicking on the change/cancel enrollment option at the Internet address above.
Please note that inside are Prospectus Supplements dated January 9, and January 21, 2009. These supplements are separate from and not part of the annual report.

IFS-A114478 2/2009

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (“Trust”) portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Trust’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (“the Commission”) at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Trust’s website at www.prudentialannuities.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Trust’s website at www.prudentialannuities or by calling the telephone numbers referenced above. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Trust’s website at www.prudentialannuities.com or by calling the telephone numbers referenced above.

The Trust’s Statement of Additional Information contains information about the Trust’s Trustees and is available without charge upon request by calling 800-752-6342.

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio

Supplement dated January 9, 2009 to Prospectus dated May 1, 2008

The subadvisory arrangements with respect to First Quadrant, L.P. (First Quadrant) and AlphaSimplex Group, LLC (AlphaSimplex) became effective on November 24, 2008. The initial allocation of AST Academic Strategies Asset Allocation Portfolio assets to First Quadrant and AlphaSimplex took place on January 5, 2009.

ASTSUP17

Advanced Series Trust
The Prudential Series Fund

Supplement dated January 21, 2009 to Prospectuses dated May 1, 2008

Lehman Brothers Indexes Become Barclays Capital Indexes

On September 20, 2008, Barclays Capital acquired the investment banking and capital markets operations of Lehman Brothers, Inc. As a result of this acquisition, the Lehman Brothers securities indexes have been rebranded as Barclays Capital indexes. Within the prospectus, references to Lehman Brothers as part of an index name are replaced with Barclays Capital, except where references to the Lehman Brothers indexes predate the rebranding. As of the date hereof, there have been no changes to the composition of the indexes as a result of the rebranding.

ASTSUP18

Advanced Series Trust	Annual Report	December 31, 2008

  Table of Contents

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1 Schedule of Investments and Financial Statements
B1 Notes to Financial Statements
C1 Financial Highlights
D1 Report of Independent Registered Accounting Firm
E1 Information About Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2008

■  DEAR CONTRACT OWNER

Our objective at Prudential is very simple – we strive to help our clients achieve and maintain financial success. Our Advanced Series Trust annual report details this commitment to you as we focus on ways to help you with your financial security. We hope you find it both informative and useful.

While 2008 presented unprecedented challenges to investors, it also proved that Prudential’s strategies around growing and protecting our clients’ wealth have never been more important.

Your financial professional is the best resource to help you understand how market changes affect your investments. Together, you can develop a diversified mix of investments that works best for you and review it periodically to ensure your financial objectives remain on target.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you reach your financial goals.

Sincerely,

Steve Pelletier President, Advanced Series Trust	January 30, 2009

Advanced Series Trust, Academic Strategies Asset Allocation Portfolio
Subadvised by: Credit Suisse Securities (USA) LLC, Jennison Associates LLC, Mellon Capital Management Corporation, Pacific Investment Management
Company LLC, Prudential Bache Asset Management, Quantitative Management Associates, LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-31.83%	-5.72%
S&P 500 Index	-36.99	-8.13
Primary Blended Index	-23.15	-2.02
Secondary Blended Index	-25.11	-2.93
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Academic Strategies Portfolio underperformed its blended index (the Index).

Effective July 21, 2008 the name of this Portfolio was changed from AST Balanced Asset Allocation to AST Academic Strategies Asset Allocation, as the Portfolio’s investment strategies were changed. To reflect the change in investment strategy the benchmark was changed from 52% Russell 3000®/13% MSCI EAFE/35% Barclays U.S. Aggregate Bond Index to 20% Russell 3000®/20% MSCI EAFE/25% Barclays Capital U.S. Aggregate Bond Index/10% Wilshire REIT/10% Dow Jones AIG Commodity Total Return/15% ML 90 Day T-Bills.

Since the transition to a flight to quality, in which investors sought safer asset classes, the Portfolio remained invested in relatively high-risk asset classes, including stocks and bonds in emerging markets, in addition to holdings in below investment-grade bonds. Subsequently, these holdings hurt the Portfolio’s performance, along with the Portfolio’s holdings in Treasury Inflation Protected Securities (TIPS), which negatively affected performance since inflation concerns abated during the second half of the year.

Against this risk-averse backdrop, the Portfolio’s fixed income strategies primarily drove the Portfolio’s underperformance versus the Index. Holdings in the higher risk, fixed income market sectors underperformed significantly. Government bonds showed strong gains due to the massive flight to liquidity and safety. High quality mortgage-backed securities posted gains, while most investment-grade credit securities posted negative returns. High yield bonds declined well into the negative double digits.

The Advanced Series Trust (AST) International Growth and the Jennison Global Infrastructure portions also contributed negatively to overall results, by underperforming their respective benchmarks. The top positive contributors to relative performance included a commodity portfolio managed by Bache, and a real estate investment trust (REIT) managed by AST Cohen & Steers. The subadviser’s tactical, or active, allocation decisions included underweight positions against holdings in riskier high yield fixed income and commodities. These positions significantly helped performance relative to the Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Primary Blended Index consists of Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays U.S. Aggregate Bond Index (25%), Dow Jones-AIG Commodity Index (10%) is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc. Dow Jones Wilshire REIT Index (10%) measures U.S. Publicly traded Real Estate Investment Trusts. This index is a subset of the Dow Jones Wilshire Real Estate Securities Index. Merrill Lynch 3-Month U.S. Treasury Bill Index (15%) is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. Secondary Blended Index consists of Russell 3000 Index (52%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Advanced Strategies Portfolio
Subadvised by: LSV Asset Management, Marsico Capital Management LLC, Quantitative Management Associates LLC, Pacific Investment
Management Company, LLC, T. Rowe Price Associates, Inc., William Blair & Co., LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-29.80%	-6.47%
S&P 500 Index	-36.99	-10.44
Blended Index	-26.05	-5.35
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Advanced Strategies Portfolio declined more than its blended index.

The stock market drifted lower during the spring and summer, but plummeted across all capitalizations and investment styles in September after the failure of Lehman Brothers and the seizure of insurance giant AIG. Often managers perform well when market volatility increases. Rising uncertainty often leads to greater variations in stock returns and greater investment opportunity. However, 2008 was different. Systemic shocks from the financial crisis increased correlations between stocks to an all-time high. Markets were driven by broad economic factors and a cycle of deleveraging (selling securities to pay debt) rather than valuation and company fundamentals.

Risk sectors within the fixed income market underperformed significantly. In the flight to safety, government bonds gained 12.4% and high quality mortgage-backed-securities gained 8.3%. In comparison, investment-grade bonds returned -3.1% and high yield bonds returned -26.2%. Because they were underweight in government debt, most active managers underperformed the Barclays Capital Global Aggregate Bond Index. Against this backdrop, the Portfolio’s fixed income strategies were the primary detractors from relative performance. Another notable detractor was the William Blair International Growth sleeve, which underperformed the MSCI EAFE Index. An underweight to Japan and exposure to emerging markets hurt.

Stock-specific factors also detracted from performance, largely in the industrials, energy, financials, and utilities sectors. The Portfolio emphasized companies expected to benefit from global infrastructure spending and this theme hurt amid the slowdown in global economic growth.

A positive contributor to performance came from the T. Rowe Price Large-Cap Value sleeve, which outperformed the Russell 1000® Value Index largely due to a below-benchmark beta as equity markets sold off.

At some point, we expect the historically high correlations between stocks to subside and valuation and fundamentals to again drive performance, providing an opportunity for skilled managers to outperform the market.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital Global Aggregate Bond U.S. Hedged Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, Custom Extended Markets Index (10%) which is comprised of equal weightings to the Barclays Capital U.S. TIPS Index, the Dow Jones AIG Commodity Total Return Index, and the Dow Jones Wilshire REIT Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Aggressive Asset Allocation Portfolio Subadvised by: Quantitative Management Associates, LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-42.33%	-9.67%
S&P 500 Index	-36.99	-8.13
Blended Index	-38.43	-7.73
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Aggressive Asset Allocation Portfolio declined more than its blended index.

The Portfolio invests in shares of other portfolios of the Advanced Series Trust (AST). The investment team attempts to outperform a blended benchmark (see below).

Equities fell by double digits across all capitalization sizes and all investment styles. The equities of international developed and emerging countries fell even further. The U.S. dollar and U.S. Treasury bonds strengthened in the resulting global flight to safety. Active managers in general struggled to outperform benchmarks. Often managers perform well in periods of rising volatility like markets uniformly witnessed in 2008. Rising uncertainty often leads to greater variations in stock returns and greater investment opportunity. However, 2008 was different. Systemic shocks from the financial crisis increased correlations between stocks to an all-time high. Markets were driven more by broad economic factors and a cycle of deleveraging (debt reduction) rather than valuation and company fundamentals. This created a difficult environment for most investment strategies.

Against this backdrop, the Portfolio’s underlying portfolio allocation detracted from performance. The primary detractors were the AST Alliance Bernstein Growth & Income, AST Large-Cap Value, AST Marsico Capital Growth, and AST International Growth Portfolios.

From an asset allocation perspective, non-benchmark allocations to natural resources, emerging markets equity, and global real estate investment trusts (REITs) detracted from performance.

Going forward, we expect the historically high correlations between stocks to subside and valuations and fundamentals to drive performance, creating opportunities once again for skilled managers to outperform.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (80%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, AllianceBernstein Core Value Portfolio Subadvised by: AllianceBernstein L.P.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	-41.88%	-3.95%	-1.04%
S&P 500 Index	-36.99	-2.19	-2.36
Russell 1000® Value Index	-36.85	-0.79	0.12
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the AllianceBernstein Core Value Portfolio declined more than its benchmark, the Russell 1000® Value Index, a broad measure of large capitalization value stocks.

AllianceBernstein employs a traditional value investment approach that is slightly less aggressive than the Russell 1000® Value Index.

Asset selection was the primary detractor of relative performance. Assets held in the financials sector were a considerable drag on performance. Holdings in the healthcare, consumer services, and telecommunications sectors also detracted from returns. Holdings in the energy sector contributed positively to performance but were not sufficient to offset the overall losses.

Sector selection also detracted from performance. The Portfolio’s overexposure to the energy sector was the largest detractor as it relates to sector allocation. An overexposure to the financials sector further detracted as companies in the financials sector were generally hit hard by the global credit crunch. An underexposure to the transportation sector also detracted, although underexposure to the healthcare sector added value.

The Portfolio’s risk exposures further detracted from performance. The Portfolio’s overexposure to large cap names within the benchmark hurt performance, as did overexposure to stocks with value characteristics and volatile earnings. Losses were somewhat mitigated by an underexposure to names with high leverage ratios.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, AllianceBernstein Growth & Income Portfolio Subadvised by: AllianceBernstein L.P.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-40.69%	-3.19%	-0.52%
S&P 500 Index	-36.99	-2.19	-1.38
Russell 1000® Value Index	-36.85	-0.79	1.36
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/1992. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the AllianceBernstein Growth & Income Portfolio declined more than its benchmark, the Russell 1000® Value Index (the Index), a broad measure of large capitalization value stocks.

The Portfolio’s relative value investment strategy seeks to invest in very large, undervalued, temporarily out-of-favor, high quality companies that are major players in their industry and are beginning to see earnings growth. The strategy is more growth-oriented than the Russell 1000® Value Index compared with more traditional value managers that may be more price sensitive. Therefore we expect the performance of its stocks to vary more than the average stock in the Index. Also, the manager typically has a much higher market cap than the Index, which has hurt performance as smaller cap names in the Index have outperformed for six consecutive years.

Early in 2008 equity markets were supported by interest rate cuts from the Federal Reserve and the stimulus package passed by Congress to stabilize consumer spending. However, by summer conditions had deteriorated. Oil prices reached nearly $150 a barrel and the effects of the stimulus package faded. After housing starts and auto sales plunged, the Federal Reserve and the Treasury made a number of monetary and fiscal moves to support the banking system, which also helped to stabilize the market. But in September, after the failure of Lehman Brothers and the seizure of insurance giant AIG, equities fell by double digits across all capitalization sizes and all investment styles. The U.S. dollar and U.S. Treasury bonds strengthened in the resulting global flight to safety.

In this environment, stock selection was the primary driver of the Portfolio’s underperformance. Names within the healthcare, technology, and financials sectors detracted from performance.

Sector selection slightly mitigated performance. An underweight to financials helped as this sector suffered due to fallout from the credit crisis. A slight underweight to energy helped as well as concerns about the state of the global economy led to a decrease in commodity demand.

The Portfolio’s beta positioning (sensitivity to broad market movements) helped performance. While the Portfolio’s beta is generally higher than the Index, it was slightly less sensitive in 2008. This mitigated underperformance as the market experienced multiple periods of negative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, American Century Income & Growth Portfolio Subadvised by: American Century Investment Management, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-34.74%	-2.14%	-0.71%
S&P 500 Index	-36.99	-2.19	-1.38
Russell 1000® Index	-37.60	-2.04	-1.09
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the American Century Income & Growth Portfolio declined less than its benchmark, the S&P 500 Index, a broad measure of the domestic stock market.

The Portfolio’s managers use quantitative models combined with a fundamental stock research overlay to construct a portfolio that relies on stock selection, rather than sector, size, and style-specific factors relative to the benchmark to generate outperformance. Because the strategy is more index-oriented than actively managed, investors should expect performance to closely track the benchmark, the S&P 500. In 2008, the Portfolio outperformed the benchmark by over two percentage points.

Early in the year equity markets were supported by interest rate cuts and the federal stimulus package. But in September, after Lehman Brothers failed and insurance giant AIG was seized, equities fell dramatically across all capitalizations and investment styles. The U.S. dollar and Treasury bonds strengthened on a global flight to safety. Fixed income generally outperformed equities.

The Portfolio’s outperformance relative to the benchmark was primarily attributable to security selection. Holdings in the leisure, information services, property/casualty insurance, biotechnology, restaurant, and energy reserves industries contributed positively to relative performance. The largest individual contributors to relative return and their percentage of total net Portfolio assets were Hasbro Inc. (1.09%), McDonald’s Corporation (2.10%), Amgen Inc. (1.90%), and Accenture Ltd. (1.20%). Also proving beneficial was not having any exposure to benchmark constituents American International Group, Merck & Co. Inc., and Wachovia Corp., which posted returns below the market average.

The Portfolio’s sector and industry positioning contributed to performance. An underweight position in the oil services industry throughout the year proved beneficial as this sector was disproportionately hurt by the decline in global economic growth. Within the financials sector, an overexposure to property/casualty insurance stocks contributed positively as these companies held up better than their more leveraged financial counterparts.

The Portfolio’s more conservative risk posture contributed to relative return. A subdued sensitivity to market movements proved advantageous particularly in February, September, and October, when stocks abruptly depreciated in value.

Style-related attributes were detrimental to performance and reduced more positive contributions. The Portfolio’s overexposure to companies with deep value characteristics such as low price-to-book ratios and variable earnings streams hampered absolute and relative performance. Due to the global slowdown in economic activity and persistent turmoil in the housing, credit, and financial markets, investors placed a premium on quality characteristics such as strong balance sheets and less cyclical earnings.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Balanced Asset Allocation Portfolio Subadvised by: Quantitative Management Associates, LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-28.70%	-4.67%
S&P 500 Index	-36.99	-8.13
Primary Blended Index	-23.05	-2.25
Secondary Blended Index	-20.94	-1.57
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Balanced Asset Allocation Portfolio declined more than its primary blended index.

The Portfolio invests in shares of other portfolios of the Advanced Series Trust. The investment team attempts to outperform a blended benchmark (see below). Prior to July 21, 2008 the Portfolio was named the AST Conservative Asset Allocation Portfolio.

Active managers in general struggled to outperform benchmarks. Often managers perform well in periods of rising volatility like markets uniformly witnessed in 2008. Rising uncertainty often leads to greater variations in stock returns and greater investment opportunity. However, 2008 was different. Systemic shocks from the financial crisis increased correlations between stocks to an all-time high. Markets were driven more by broad economic factors and a cycle of deleveraging (debt reduction) rather than valuation and company fundamentals. This created a difficult environment for most investment strategies.

Risk sectors within the fixed income market underperformed significantly. Government bonds gained 12.4% and high quality mortgage-backed securities gained 8.3% in the massive flight to liquidity and safety. In comparison, investmentgrade corporate bonds returned -4.94% and high yield corporate bonds returned -26.2%. Because they were underweight government debt, most active managers underperformed the Barclays Capital U.S. Aggregate Bond Index.

The Portfolio’s underlying portfolio allocation detracted from performance. The primary detractors were the core fixed income portfolios, AST PIMCO Total Return Bond and AST Western Asset Core Plus Fixed Income. Other detracting portfolios were AST AllianceBernstein Growth & Income, AST Large-Cap Value, AST Marsico Capital Growth, and AST International Growth.

Asset allocation detracted, primarily due to an overweight to stocks versus bonds. Nonbenchmark allocations to natural resources, emerging markets equities, global real estate investment trusts (REITs), and high yield bonds also hurt.

Going forward, we expect the historically high correlations between stocks to subside and valuations and fundamentals to drive performance, creating opportunities for skilled managers to again outperform.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Primary Blended Index consists of Russell 3000 Index (48%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Secondary Blended Index consists of Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (45%) and MSCI EAFE Index (GD) (11%). Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Capital Growth Asset Allocation Portfolio Subadvised by: Quantitative Management Associates, LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-34.94%	-6.51%
S&P 500 Index	-36.99	-8.13
Primary Blended Index	-29.12	-4.29
Secondary Blended Index	-31.06	-4.97
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/5/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Capital Growth Asset Allocation Portfolio underperformed its primary blended index.

Asset class selection by managers detracted from performance during the period. Active managers, in general, had a difficult time outperforming benchmarks in 2008. Often managers perform well during periods of rising volatility, where uncertainty leads to greater variation in stock returns, providing opportunities for active management selection. The past year was different, however, because the systemic shocks from the financial crisis increased correlations (price movements) between stocks to all-time highs reducing the opportunities in actively managed portfolios. During the year, broad economic factors and deleveraging (selling positions to reduce debt) drove market activity rather than more traditional factors such as valuation and company-specific fundamentals. It was a difficult environment for most investment strategies. At some point, we expect the historically high correlations between stocks to subside and valuation and fundamentals to drive performance, providing opportunities for skilled managers to outperform their benchmark indexes.

Risk sectors within the fixed income market underperformed significantly. Government bonds gained due to a massive flight to liquidity and safety. High quality mortgage-backed securities posted solid gains, while investment-grade credit declined somewhat, and high yield returns were in the negative double digits. The overwhelming majority of intermediate-term bond funds underperformed the Barclays Capital U.S. Aggregate Bond Index, as most active managers were underweight in government debt.

Against this backdrop, the primary detractors from relative performance were Core Fixed Income managers AST PIMCO Total Return Bond and AST Western Asset Core Plus Fixed Income, as well as large cap value managers AST AllianceBernstein Growth & Income and AST Large Cap-Value, AST Marsico Capital Growth, and AST International Growth.

Asset allocation also had a negative impact on performance. An overweight in stocks versus bonds for much of the period was the primary detractor. Also, nonbenchmark allocations to natural resources, emerging markets equities, global real estate investment trusts (REITS), and high yield bonds hurt performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Primary Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (25%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Secondary Blended Index consists of Russell 3000 Index (64%), Barclays Capital U.S. Aggregate Bond Index (20%), and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (16%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, CLS Growth Asset Allocation Portfolio Subadvised by: CLS Investments LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-35.21%	-23.01%
S&P 500 Index	-36.99	-35.13
Blended Index	-26.88	-25.44
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the CLS Growth Asset Allocation Portfolio’s total return lagged its blended benchmark consisting of 60% Russell 3000®/30% Barclays Capital U.S. Aggregate Bond/10% MSCI EAFE Index.

90% or more of the Portfolio is structured as a “fund of funds” that invests its assets in shares of other Portfolios on the AST platform. In addition, up to 10% of its assets may be allocated to investment categories that are not part of the benchmark. The managers and subadviser select combinations of underlying trust portfolios and underlying ETFs that are consistent with these target asset allocations.

During the 12-month reporting period, asset allocation within the Portfolio detracted from its performance. In particular, an overweight to international versus domestic equities was a negative contributor to performance, as was a style overweight to growth versus value stocks.

In addition, fundamentally driven active equity managers typically had a difficult time beating their respective benchmarks in 2008. This was due, in part, to technical factors, such as deleveraging (selling securities to pay off debt), which often drove market movements. Fundamental factors also lost their effectiveness due to increasing investor risk aversion and the indiscriminate selling of riskier assets.

Most active fixed income managers also lagged their benchmarks during the 12-month reporting period. In fact, more than 90% of intermediate-term bond funds underperformed the Barclays Capital U.S. Aggregate Bond Index, as most active managers were underweight government debt, such as ultra-safe Treasury securities. The largest detractors from the Portfolio’s performance during the year were the AST International Growth, Marsico Capital Growth, AST PIMCO Total Return Bond, AST Large-Cap Value, and AST AllianceBernstein Growth & Income Portfolios.

The Portfolio’s off-benchmark ETF sleeve contributed negatively to 2008 results. Particularly detrimental were a global technology ETF and an emerging markets ETF, both of which performed poorly during the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, CLS Moderate Asset Allocation Portfolio Subadvised by: CLS Investments LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-27.56%	-24.70%
S&P 500 Index	-36.99	-35.13
Blended Index	-18.79	-17.72
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the CLS Moderate Asset Allocation Portfolio underperformed its blended index (the Index).

An overweight position in international equities versus U.S. equities hurt the Portfolio’s performance relative to the Index. While international stocks declined over the year, U.S. stocks outperformed the Morgan Stanley Capital International (MSCI) Index. Manager allocations were overweight in growth stocks in relation to value stocks. The Russell 3000® Value and the Russell 3000® Growth indexes posted steep declines for the year, but value posted a slightly smaller loss than growth.

In general, fundamentally driven, active managers had a difficult time beating their respective benchmarks during 2008, since technical factors rather than fundamentals drove market movements in an extremely risk-averse environment. The Portfolio’s subadvised portions that detracted most from relative performance included AST International Growth and Marsico Capital Growth.

The AST PIMCO Total Return Bond and Western Asset Core Plus Bond portions of the Portfolio underperformed relative to the Index. U.S. Treasurys outperformed all fixed income asset classes, and most bond managers were underweight in U.S. Treasurys.

Exchange Traded Funds (ETFs), which are not in the Index, contributed negatively to overall results. A global technology ETF and an emerging markets ETF hurt performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (50%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Cohen & Steers Realty Portfolio Subadvised by: Cohen & Steers Capital Management, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-35.05%	2.41%	7.75%
NAREIT Equity REIT Index	-37.73	0.91	7.42
Dow Jones Wilshire REIT Index	-39.20	0.65	N/A
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1998. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Cohen & Steers Realty Portfolio outperformed its benchmark, the Dow Jones Wilshire REIT Index (the Index).

The Portfolio outperformed its benchmark in 2008, but both declined significantly. The subadviser added to performance with good selection of individual issues and beneficial sector weightings. Real estate investment trusts (REITs) had performed fairly well going into the fourth quarter, but turned sharply negative as the effects of the credit crisis and general economic downturn became apparent.

Cohen & Steers’ focus on companies with strong balance sheets boosted results. Financially strong REITs have less reliance on short-term credit market conditions, whereas heavy debt loads can produce very serious problems for companies that are forced to approach hostile credit markets for financing. This preference for healthy balance sheets was evident through positive selection of individual companies in most sectors.

The industrial and self-storage sectors enhanced performance on a relative basis. Despite the industrial sector being the worst-performing Index sector, the Portfolio’s underweight and individual positions helped relative results. The selfstorage sector was the only Index sector that ended the year with positive returns. The Portfolio’s overweight position to this sector and selection of individual positions positively contributed to performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all real estate investment trusts. Dow Jones Wilshire REIT Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts and real estate operating companies. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, DeAM Large-Cap Value Portfolio Subadvised by: Deutsche Investment Management Americas, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	-37.30%	-0.05%	-0.06%
S&P 500 Index	-36.99	-2.19	-3.75
Russell 1000® Value Index	-36.85	-0.79	0.10
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/23/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the DeAM Large-Cap Value Portfolio underperformed the Russell 1000® Value Index (the Index).

Stock selection primarily drove the Portfolio’s underperformance during 2008. Holdings in the food and beverages, airlines, and oil refining industries detracted from results.

Stock-specific style and risk-factor positioning contributed positively to performance. An overexposure to more volatile stocks allowed the Portfolio to benefit from wider price swings. The Portfolio also had an overweight position in stocks with low price-to-earnings ratios (P/E), which further augmented relative performance. An underexposure to large capitalization stocks compared with those in the Index positively affected relative performance, as small-cap stocks tended to outperform large- and mid-cap value stocks during the year.

Positions in sectors and industries made a slight contribution to the Portfolio’s underperformance. A slight overweight to the energy reserves and property/casualty insurance industries hampered relative results.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Federated Aggressive Growth Portfolio Subadvised by: Federated Equity Management Company of Pennsylvania, Federated MDTA, LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	-44.09%	-1.11%	-2.40%
Russell 2000®	-36.79	-0.93	1.35
Russell 2000® Growth Index	-38.54	-2.35	-3.86
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/23/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the Federated Aggressive Growth Portfolio had a total return that lagged its benchmark, the Russell 2000® Growth Index.

The Portfolio used two managers until December 2008: Federated MDT and Federated Equity Management Company of Pennsylvania (Federated Kaufmann). In December 2008, Federated Kaufmann became the sole manager, due to the retirement of Federated MDT’s long-time chief investment officer and portfolio manager, David Goldsmith. Both managers concentrated on profitable companies that are leaders in their industries and have distinct products for which there is substantial demand. The managers favor companies that are projected to grow their revenue and earnings. The main focus of the managers’ bottom-up stock selection process is earnings growth. Other factors that are considered include growth prospects for a company’s products, company financial strength, management quality, and stock valuation.

The Portfolio’s relative underperformance was driven mainly by stock selection. As in the past, the Portfolio’s results are largely due to bottom-up stock selection and 2008 was no exception. In addition, the Portfolio was managed in a relatively aggressive fashion (it tends to have relatively high market exposure), an approach that was out of favor in 2008. While this underperformance was unwelcome, it was not unexpected given the hostile market environment in 2008.

In some ways, the Portfolio’s results in 2008 were a reversal from 2007, as three of its largest positive contributors in 2007 were its three largest detractors in 2008. Two of those detractors were solar power-related stocks. The solar industry as a whole suffered from a reduction in demand due to generally deteriorating economic conditions and a fall in oil prices (high oil prices help drive interest in alternative energy). Company-specific issues such as disappointing earnings and analyst downgrades also dragged share prices lower for certain holdings.

Sector weightings helped the Portfolio’s relative results in 2008, but were not as important as individual stock performance. The Portfolio’s overweight in the transport sector enhanced its relative performance, as did underweights in the healthcare and energy sectors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Index — The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Balanced Target Portfolio Subadvised by: First Trust Advisors L.P.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-34.49%	-9.29%
S&P 500 Index	-36.99	-10.44
Blended Index	-28.37	-6.37
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the AST First Trust Balanced Target Portfolio declined more than its blended benchmark (see below).

The Portfolio allocates its assets across six investment strategies and will normally invest about 65% of its assets in equity securities and about 35% in fixed income securities as of the security selection date (March 1).

Early in 2008 equity markets were supported by interest rate cuts and the stimulus package. But in September, after Lehman Brothers failed and insurance giant AIG was seized, equities fell dramatically across all capitalizations and investment styles. Equities of international developed and emerging countries fell even further. U.S. Treasury bonds strengthened on a global flight to safety.

The equity component of this Portfolio drove relative underperformance, which was broadly distributed across all five equity sub-component strategies. The largest detractors were Global Dividend Target 15, Dow Target Dividend, and Value Line Target 25. Stock-specific factors detracted most from relative performance. From a holdings perspective, positions in the consumer discretionary, financials, information technology, and industrials sectors detracted.

Sector allocations were somewhat positive. Specifically, an underweight to the information technology sector and an overweight to the utilities and telecommunication services sectors contributed the most. Muting this was the Portfolio’s underweight to the relatively strong performance of the consumer staples sector.

The fixed income sleeve of the Portfolio outperformed the Barclays Capital U.S. Corporate Investment Grade Index with the industrial sector having the best total return, followed by utilities. Financials had the weakest performance. The Portfolio benefited from a strategic underweight in financials in favor of utilities and a greater allocation to higher credit quality.

The Portfolio’s bonds on the whole outperformed index bonds of the comparable sector, especially in financials. Food/beverage, pharmaceuticals, retail, and communications were other contributing sectors to the Portfolio’s fixed income outperformance.

The fixed income sleeve of the Portfolio had greater sensitivity to interest rates, which helped performance after interest rates fell and the yield curve steepened, pushing bond prices up.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (45%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalizationweighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Capital Appreciation Target Portfolio Subadvised by: First Trust Advisors L.P.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-40.71%	-11.96%
S&P 500 Index	-36.99	-10.44
Blended Index	-33.13	-8.27
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the First Trust Capital Appreciation Target Portfolio declined more than its blended benchmark.

The Portfolio seeks to outperform a blended benchmark (see below). The Portfolio allocates its assets across six uniquely specialized investment strategies and will normally invest approximately 80% of its total assets in equity securities and approximately 20% in fixed income securities as of the security selection date. The investment objective of the Portfolio is long-term capital growth.

The equity components of this asset allocation Portfolio drove relative underperformance. Equity underperformance was broadly distributed across all five equity sub-component strategies, but three significantly underperformed the blended equity index: Global Dividend Target 15, Value Line Target 25, and Target Small-Cap.

Stock-specific factors detracted from relative performance. Holdings in the financials, information technology, industrials, and healthcare sectors detracted significantly.

Sector allocations were somewhat positive. An underweight to the financials sector and an overweight to the telecommunication services sector contributed the most. Somewhat offsetting this was the Portfolio’s underweight to the relatively strong performance of the consumer staples sector.

The fixed income sleeve of the Portfolio outperformed the Barclays Capital U.S. Corporate Investment Grade Index. The industrial sector had the best total return, followed by utilities. Financials had the weakest performance. The Portfolio benefited from the strategic underweight to financials in favor of utilities and a greater allocation to higher credit quality.

The Portfolio’s bonds on the whole outperformed index bonds of the comparable sector, especially in the financials sector. Food/beverage, pharmaceuticals, retail, and communications were other sectors contributing to relative outperformance.

The fixed income sleeve of the Portfolio had greater sensitivity to interest rates, which helped performance after interest rates fell and the yield curve steepened, pushing bond prices up.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (55%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Corporate Investment Grade Index (20%), an unmanaged index comprised of USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers, including publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements., and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Focus Four Plus Portfolio Subadvised by: First Trust Advisors L.P.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
Since
Inception
Portfolio	-24.70%
S&P 500 Index	-27.87
Blended Index	-21.87
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/21/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

From its inception on July 21, 2008 through December 31, 2008, the Focus Four Plus Portfolio declined more than its blended benchmark (see below).

The Portfolio’s assets are allocated across five investment strategies. The Portfolio has four equity strategies (i.e., four quantitative strategies that invest primarily in equity securities) that are subadvised by First Trust Advisors L.P. and one fixed income strategy (the AST Western Asset Core Plus Bond portfolio).

Both the equity and fixed income sleeves of the Portfolio significantly underperformed relative to their respective indexes. The equity underperformance was driven largely by the Value Line Target 25. The Dow Target Dividend segment outperformed from inception.

Within the equity sleeves of the Portfolio, sector allocations detracted from relative performance. A significant underweight in the consumer staples and healthcare sectors and meaningful overweights in the materials and financials sectors detracted the most. Offsetting this somewhat was an underweight in the struggling technology sector and a small allocation to cash.

Stock-specific factors were largely neutral. Positions in the financials and industrials sectors added significant relative value but this was more than offset by the negative contribution from the consumer discretionary, materials, and energy sectors.

The fixed income component of the Portfolio underperformed from inception. WAMCO’s substantial overweight to mortgage-backed securities detracted from relative returns. While agency mortgages underperformed less than non-government sectors, they trailed Treasurys on an interest-rate sensitivity basis. Exposure to non-agency structured issues detracted from results. Structured issues came under pressure due to rising defaults, uncertainty in the marketplace, and a lack of liquidity. Within the investment-grade corporate sector, an emphasis on lower-quality credits and select financial issues were significant detractors. The corporate sector underperformed due to deteriorating liquidity conditions and slowing economic growth.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (67.5%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital Aggregate Bond Index (25%), an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Global Real Estate Portfolio Subadvised by: Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
Since
Inception
Portfolio	-47.70%
S&P/Citi BMI World Property Index	-47.54
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

From its inception in May 2008 until the year ended December 31, 2008, the Global Real Estate Portfolio declined slightly more than its blended benchmark index (the Index). Both fell significantly, along with securities markets in general, especially in the fourth quarter.

On a regional basis, the Portfolio’s North American exposure underperformed, but outperformed in Europe and the Asia Pacific region. The Portfolio had the greatest exposure to the U.S., then Japan, Hong Kong, Australia, and the United Kingdom. The manager underperformed in three of these markets and outperformed in Australia and the United Kingdom. Based on average weights for the period, the Portfolio was overweight in the U.S., which proved appropriate given its outperformance against most other major markets. Hong Kong and Japan were the most significant underweights.

Holdings in the retail and office sectors underperformed those in the benchmark while positions in the residential and diversified sectors significantly outperformed. Within the benchmark, healthcare, storage, diversified, and residential performed comparatively well. The industrial and hotel sectors most significantly underperformed the overall performance of the Index.

For several quarters, the managers have been concerned about increased volatility in real estate share prices. As 2008 unfolded, it became clear that the market was increasingly driven by sentiment and emotion. Given these concerns, the managers have generally maintained a defensive posture. They have increased the Portfolio’s exposure to cash and continue to focus on companies with strong balance sheets, limited exposure to near-term debt, experienced management teams, above-average asset quality, long-term leases, and transparent earnings streams.

The managers have added some companies they consider to be deep value opportunities. These entities were unduly discounted because of concerns related to one or more of the items listed above. The managers believe that their experience in direct property investment provides them with an advantage in understanding these characteristics.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The S&P/Citigroup BMI World Property Index is a leading benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Concentrated Growth Portfolio Subadvised by: Goldman Sachs Asset Management, L.P.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-40.27%	-4.31%	-6.41%
S&P 500 Index	-36.99	-2.19	-1.38
Russell 1000® Growth Index	-38.44	-3.42	-4.27
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/6/1992. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the Goldman Sachs Concentrated Growth Portfolio underperformed its benchmark index, the Russell 1000® Growth Index (the Index).

Risk factors hindered performance. The Portfolio’s relatively high beta factor made it more sensitive to price fluctuations in the broad market. (Beta measures a stock’s volatility price in relation to the overall market.) This attribute hurt relative performance in 2008. When the markets declined, stocks with an above-average exposure to movements in the broad market were generally hit hard due to extremely high levels of volatility.

Stock-specific factors detracted from performance relative to the Index. Stock selection in energy reserves, biotechnology, oil services, and construction/real property industries negatively affected relative performance. Conversely, stock picks in the electronic equipment and specialty retail industries outperformed and contributed positively to relative results.

Specific style attributes also detracted from the Portfolio’s relative performance. An overexposure to leveraged stocks (stocks in companies with above-market debt-to-asset ratios) and those with high earnings variability (earnings variation, measures the volatility in a company’s earnings and cash flow) detracted from returns. Conversely, an overexposure to securities with high price volatility proved positive, partially offsetting what was a challenging year for the Portfolio’s style attributes.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Mid-Cap Growth Portfolio Subadvised by: Goldman Sachs Asset Management, L.P.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	-40.79%	-1.75%	-11.49%
S&P MidCap 400 Index	-36.23	-0.08	2.51
Russell Midcap® Growth Index	-44.32	-2.33	-5.85
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the Goldman Sachs Mid Cap Growth Portfolio outperformed its benchmark index, (the Index), the Russell Midcap® Growth Index.

Style-specific factors contributed positively to the Portfolio’s relative results. An overexposure to stocks with high price volatility allowed the Portfolio to benefit from price swings. An underexposure to momentum stocks (stocks experiencing recent price strength), and to stocks with market capitalizations larger than the Index also contributed positively to relative performance. However, an overweight position in leveraged stocks (stocks with higher debt-to-asset ratios), along with an underexposure to stocks with market earnings greater than those in the Index negatively affected relative results.

Risk positioning also helped relative returns. The Portfolio was less sensitive to movements in the broad market than the Index, which tends to contribute positively to performance in down markets.

Stock-specific factors augmented relative results. The Portfolio had an underweight position in stocks in the Index that do not meet the Manager’s selection criteria, which helped relative performance. Stock picks in the specialty retail, electronic equipment, and wireless telecommunications industries were strong. But stock selection in the home products and biotechnology industries weakened relative returns.

Positions within sectors negatively affected relative performance. An overexposure to the energy sector and underexposures to the financials and basic materials sectors proved costly, hurting relative results. An overexposure to healthcare and technology proved positive, partially offsetting what was a subpar year for the Portfolio’s sector strategies.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Small-Cap Value Portfolio Subadvised by: Goldman Sachs Asset Management, L.P.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-26.64%	0.58%	7.91%
Russell 2000® Index	-33.79	-0.93	3.02
Russell 2000® Value Index	-28.92	0.27	6.11
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1998. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008 the Goldman Sachs Small-Cap Value Portfolio outperformed its benchmark index (the Index), the Russell 2000® Value Index.

Risk factors enhanced performance. The Portfolio tends to be less sensitive to movements in the broad market than the Index. This defensive posture tends to act as a tailwind towards performance when the market retracts, which was precisely the case in 2008, particularly in September and October.

Overall, stock selection was solid. Stock-specific factors augmented relative performance, as stock picks in equity real estate investment trusts (REITs), oil services, medical products and semiconductors industries contributed positively to performance. However, stock selection in the energy reserves, computer hardware, and clothing stores industries performed poorly. In addition, stocks in the Index which did not meet the Manager’s selection criteria also restricted performance relative to the Index.

Style factors negatively affected the Portfolio’s relative performance. These detractors included an underexposure to stocks with higher price volatility and an overexposure to those experiencing recent price strength. Conversely, the Portfolio’s underexposure to stocks in companies with higher debt-to-asset ratios, low earnings variability, and higher book-to-price ratios proved favorable, partially offsetting the Portfolio’s negative overall performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Index — The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Russell 2000 Value Index — comprises securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Horizon Growth Asset Allocation Portfolio Subadvised by: Horizon Investments, LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-30.70%	-26.67%
S&P 500 Index	-36.99	-35.13
Blended Index	-26.88	-25.44
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Horizon Growth Asset Allocation Portfolio declined more than its blended benchmark (see below).

Horizon Investments, LLC makes the constrained top-down allocation decisions while the manager selection decision is made by other managers. Ninety percent or more of the Portfolio invests in shares of other portfolios of the Advanced Series Trust (AST). Up to 10% of assets may be allocated to nonbenchmark categories. The investment team attempts to outperform a blended benchmark.

Equities fell by double digits across all capitalization sizes and investment styles. Equities of international developed and emerging countries fell even further. The U.S. dollar and Treasury bonds strengthened in the global flight to safety. Often managers perform well in periods of rising volatility as uncertainty leads to greater variations in stock returns and greater investment opportunity. However, in 2008 systemic shocks from the financial crisis increased correlations between stocks to an all-time high. Markets were driven more by broad economic factors and a cycle of deleveraging (selling securities to pay debt) than by valuation and company fundamentals. Most investment strategies struggled in this environment.

Manager allocations detracted from relative performance. The active equity managers had a difficult time beating their respective benchmarks. Over 90% of intermediate-term bond funds underperformed the Barclays Capital U.S. Aggregate Bond Index as most active managers were underweight in government debt.

The primary drivers of underperformance were underlying fixed income portfolios AST PIMCO Total Return Bond and AST Western Asset Core Plus Bond and equity portfolios AST Marsico Capital Growth, AST Large Cap Value, and AST International Growth.

Performance was positively affected by asset allocation, particularly an underweight in stocks relative to bonds and an underweight to large stocks versus small stocks.

The nonbenchmark ETF sleeve had a negative impact, which was mostly driven by the third quarter. Exposure to gold provided positive alpha whereas exposure to a clean technology ETF and a mid cap ETF detracted.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Horizon Moderate Asset Allocation Portfolio Subadvised by: Horizon Investments, LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-24.20%	-20.67%
S&P 500 Index	-36.99	-35.13
Blended Index	-18.79	-17.72
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Horizon Moderate Asset Allocation Portfolio declined more than its blended benchmark (see below).

Ninety percent or more of the Portfolio invests in shares of other portfolios of the Advanced Series Trust (AST). Up to 10% of assets may be allocated to nonbenchmark categories.

Early in 2008 equity markets were supported by interest rate cuts and the federal stimulus package. However, by summer conditions had deteriorated. Oil prices reached nearly $150 a barrel and the effects of the stimulus package faded. After housing starts and auto sales plunged, the Federal Reserve and the Treasury made a number of monetary and fiscal moves to support the banking system that also helped to stabilize equities. But in September, after the failure of Lehman Brothers and the seizure of insurance giant AIG, equities fell by double digits across all capitalization sizes and investment styles. Equities of international developed and emerging countries fell even further. The U.S. dollar and Treasury bonds strengthened in the global flight to safety.

Often managers perform well in periods of rising volatility as uncertainty leads to greater variations in stock returns and increased investment opportunity. However, in 2008 systemic shocks from the financial crisis increased correlations between stocks to an all-time high. Markets were driven more by broad economic factors and a cycle of deleveraging (selling securities to pay debt) than by valuation and individual company fundamentals. Most investment strategies struggled in this environment.

Manager allocations detracted from the Portfolio’s relative performance. The primary drivers of underperformance were underlying fixed income portfolios AST PIMCO Total Return Bond and AST Western Asset Core Plus Bond and equity portfolios AST Marsico Capital Growth, AST Large Cap Value, and AST International Growth.

Performance was positively affected by asset allocation, particularly an underweight in stocks relative to bonds and an underweight in large stocks versus small stocks.

The nonbenchmark ETF sleeve had a negative impact, which was mostly driven by the third quarter. Exposure to gold provided positive alpha whereas exposure to a clean technology ETF and a mid cap ETF detracted.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (50%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, International Growth Portfolio Subadvised by: Marsico Capital Management, LLC, William Blair & Company LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-50.23%	-0.60%	0.62%
MSCI EAFE Index® (GD)	-43.06	2.10	1.18
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the International Growth Portfolio underperformed the MSCI EAFE Index (the Index).

Stock selection detracted from overall returns for the year. Specifically, the industrial and energy holdings of both subadvisers declined significantly, as many of the stocks that were linked to the emerging markets infrastructure expansion dropped when global growth slowed more than originally expected.

Risk factors negatively affected performance. Historically, both subadvisers have been overweight in stocks with high volatility and earnings growth versus the Index. These positions detracted from performance. Given the climate of risk aversion, most investors favored more stable stocks with lower volatility. Furthermore, companies with higher earnings growth rates declined as investors started to doubt that these growth rates were sustainable, given the global economic slowdown.

Holdings in specific countries detracted from returns. An underweight in Japan and overweights to emerging market countries such as Brazil and China negatively affected performance. For years, both managers have underweighted Japan, as higher growth opportunities have been difficult to find. This underweight particularly hurt relative performance, as the Japanese yen advanced versus other world currencies during the flight to quality, in which investors sought safer securities such as U.S. Treasurys.

Sector-specific holdings mitigated negative performance. Specifically, an underweight in the financials sector and overweight positions in telecommunications and consumer staples helped performance. Since investments in sectors are by-products of the subadvisers’ bottom-up stock selection, not as much emphasis was placed on the returns resulting from them.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, International Value Portfolio Subadvised by: LSV Asset Management, Thornburg Investment Management, Inc.	December 31, 2008

Investment Adviser’s Report - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-44.00%	2.96%	1.43%
MSCI EAFE Index® (GD)	-43.06	2.10	1.18
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/1995. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the International Value Portfolio declined more than its benchmark, the MSCI EAFE Index.

LSV Asset Management and Thornburg Investment Management subadvised the Portfolio. LSV is a deep value manager that employs an active quantitative investment strategy based on research into value investing and studies of investor behavior. Thornburg is a relative value manager that uses quantitative screening to identify attractively valued stocks. The most attractive stocks are then evaluated using fundamental research analysis.

The bursting of the credit and housing bubbles that occurred in 2008 depressed stock and bond prices. Risk-averse investors increasingly fled to U.S. Treasury bonds and the U.S. dollar, pushing up the prices of both. The dollar appreciated relative to other currencies, with the exception of the Japanese yen. The broad international stock market lagged the broad domestic stock market.

Both subadvisers, LSV and Thornburg, underperformed the benchmark, largely due to the assets held by the Portfolio. The global credit crunch that began in August 2007 intensified in September 2008 after Lehman Brothers failed and the Federal Reserve engineered an $85 billion bailout of AIG. The turmoil spread to international markets. The period was characterized globally by heightened stock market volatility and greater correlation among stocks. Active managers in the international arena found it difficult to outperform the MSCI EAFE Index because macro trends, not specific stock fundamentals, drove stock returns.

Both LSV and Thornburg struggled from a stock selection standpoint, although LSV’s deep value focus was more out of favor than Thornburg’s relative value approach. Holdings in the financials, energy, and consumer discretionary sectors detracted the most, followed by positions in utilities and consumer staples.

Sector allocations contributed positively to performance. Sector allocation within Thornburg’s portion of the portfolio, specifically an underweight to the financials and an overweight to the telecommunications sectors, provided positive relative performance. Detracting from performance was LSV’s underweight to the utilities sector after the subadviser’s quantitative models indicated a negative outlook for stocks within the sector.

Exposure to countries that are not in the benchmark detracted from performance. Exposure to three of the four BRIC countries, Brazil, Russia, and China, were the most detrimental. Allocations to these emerging countries were attributable to the Thornburg sleeve, as LSV does not take significant country bets or invest in emerging markets. An underweight to Japan also hurt performance as the Japanese market fell significantly less than the broad EAFE benchmark. Assets held in Japan, France, and the U.K. detracted but were partially offset by good stock selection in China.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, JPMorgan International Equity Portfolio Subadvised by: J.P. Morgan Investment Management, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-41.38%	0.48%	0.17%
MSCI EAFE Index® (GD)	-43.06	2.10	1.18
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/19/1989. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the JPMorgan International Equity Portfolio had a slightly higher total return than its benchmark, the MSCI EAFE Index.

The subadviser seeks to identify pricing anomalies across global sectors through proprietary research and local expertise. The subadviser employs a core approach and attempts to outperform in all market environments. The manager constructs the Portfolio from the bottom up, relying on its stock selection skills rather than taking sector or country bets. Thus, most of its Portfolio risk comes from stock selection. Sector/country allocations are by-products of stock selection, but they are monitored closely to control overall risk in the Portfolio.

Still, sector allocation was a positive contributor to the Portfolio’s relative performance during the year. In particular, the Portfolio’s overweights in the energy and services sectors helped performance in 2008. An overweight in the materials sector, as well as an underweight in the consumer goods sector, further contributed to relative returns.

The Portfolio’s underexposure to momentum stocks and volatile stocks in the benchmark were the largest contributing risk factors for the Portfolio for the year.

Even though country allocations are not actively devised by the managers, these allocations within the Portfolio modestly helped performance. Specifically, country allocations within the Pacific Rim and Europe had a favorable impact on its relative performance.

Stock selection detracted from the Portfolio’s relative performance. Holdings in the materials sector, particularly building materials stocks, were negative contributors for the year. Assets held in the financials, consumer goods, and services sectors further detracted from results. The overall impact of holdings in the energy sector was not meaningful to the Portfolio’s relative performance during the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Large-Cap Value Portfolio Subadvised by: Dreman Value Management LLC, Eaton Vance Management, Hotchkis and Wiley Capital Management LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-41.49%	-3.74%	-1.33%
S&P 500 Index	-36.99	-2.19	-1.38
Russell 1000® Value Index	-36.85	-0.79	1.36
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the total return for the Large-Cap Value Portfolio lagged its benchmark, the Russell 1000® Value Index.

The Portfolio is managed by Eaton Vance Management (which replaced JPMorgan in December 2008), Dreman Value Management, and Hotchkis and Wiley Capital Management. These firms are responsible for managing approximately 40%, 40% and 20% of the Portfolio’s total assets, respectively. The managers were blended to fulfill a core plus investment objective.

Security selection was a negative contributor to relative results. Eight of the Portfolio’s 10 largest detractors from performance during the year were financial companies. An underweight in benchmark constituents that posted above-market-average results also hurt performance. The Hotchkis and Wiley Capital Management and Dreman Value Management portions of the Portfolio were primarily responsible for these negative results.

The JPMorgan portion of the Portfolio contributed to poor relative performance regarding positions in sectors and industries. For example, an overweight in the energy reserves industry was detrimental, particularly in the second half of the year when it was disproportionately affected by the global economic slowdown. Within the healthcare sector, an overweight in medical services stocks was a negative as these companies fared worse than their less economically sensitive healthcare counterparts.

The Portfolio’s more aggressive risk posture was not rewarded during the year. In particular, an acute sensitivity to market movements detracted from performance. This was especially true in June, September, and October, when stock prices fell sharply. However, a modest cash position served as a performance cushion. The negative relative return generated by the Portfolio’s aggressive risk posture was largely attributable to the portion of the Portfolio managed by Hotchkis and Wiley Capital Management.

Style attributes, in aggregate, had a positive impact on the Portfolio’s relative performance. An overweight in companies exhibiting volatile share prices but ultimately less cyclical earnings proved advantageous to returns, as low P/E stocks declined considerably less than their more expensive counterparts. A shift away from companies with more leveraged balance sheets and less proven growth histories in the later half of the year also contributed positively to performance. Finally, an underweight to stocks exhibiting momentum (rapidly increasing prices) characteristics bolstered results, as investors sold off these stocks to meet short-term liquidity needs. All three of the Portfolio managers were responsible for these positive results.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Marsico Capital Growth Portfolio Subadvised by: Marsico Capital Management, LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-43.66%	-3.01%	-0.22%
S&P 500 Index	-36.99	-2.19	-1.38
Russell 1000® Growth Index	-38.44	-3.42	-4.27
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/22/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the total return for the Marsico Capital Growth Portfolio lagged its benchmark, the Russell 1000® Growth Index.

The Portfolio is managed by Marsico Capital, which combines top-down economic analysis with bottom-up company-specific research to select securities for the Portfolio. Its top-down analysis considers broad economic factors like interest rates, inflation, the regulatory environment, and the global competitive landscape. Marsico Capital’s bottom-up research focuses on multiple attributes, such as a company’s unique expertise or market dominance, franchise durability, pricing power, and solid fundamentals, which include current and sustainable earnings growth, a strong balance sheet, improving returns on equity, and the ability to generate free cash flow.

The Portfolio’s more aggressive risk posture detracted from performance in 2008. A heightened sensitivity to market movements proved detrimental to relative returns particularly in June, September and October, when stock prices fell sharply. This negative was slightly offset by the Portfolio’s relatively high cash position.

The Portfolio’s style attributes also negatively affected results. In particular, an overweight in stocks with greater-than-index size and momentum characteristics hampered relative performance. The Portfolio’s overweight in companies with leveraged balance sheets (high levels of debt) and more variable earnings records also hurt its results, as investors placed a premium on quality attributes such as cash, low debt ratios, and long-term earnings consistency.

Security selection was a modest drag on the Portfolio’s results. In particular, its holdings in the medical services, banking, hotel, pharmaceutical, and alcohol industries were negative contributors to relative performance. A lack of exposure to certain benchmark constituents that posted above-average returns also hurt the Portfolio’s results. On the upside, holdings in the restaurant, financial service, specialty retail, securities/asset management, biotech, and railroad industries were beneficial to performance.

Overall, sector/industry positioning had a negligible effect on performance. The Portfolio’s overweight positions in casino/gaming and diversified financial stocks were negative contributors in 2008. Underweight positions in the less economically sensitive pharmaceutical, beverage, and household products industries also proved to be detrimental. However, these negatives were largely offset by the Portfolio’s overweights in the restaurant, diversified banking (i.e., commercial banks versus investment banks and brokerages), and home improvement retail industries.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Global Equity Portfolio Subadvised by: Massachusetts Financial Services Company (MFS)	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	-33.99%	2.71%	1.78%
MSCI EAFE Index (GD)	-43.06	2.10	-0.04
MSCI World Index® (GD)	-40.33	0.00	-1.51
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/18/1999. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the total return for the MFS Global Equity Portfolio was higher than that of its benchmark, the MSCI World Index (GD).

The Portfolio is managed by MFS, which uses a core approach to investing by leveraging its network of domestic- and internationally-based analysts. The Portfolio primary objective is to provide long-term growth of capital, believing that relative earnings growth is the key driver behind stock prices. Valuation measures are also used and have tended to reduce portfolio volatility relative to its benchmark and more aggressive peers. MFS uses a bottom-up investment process, meaning that sector and country weights are not an important consideration in their security selection process. MFS’ portfolio managers are, however, conscious of diversification and have a dedicated quantitative analysis group that monitors portfolio positions and risk exposures relative to the benchmark.

Sector allocations were the primary drivers of the Portfolio’s relative performance during the year. In particular, the Portfolio’s overweight in consumer staples (food and household products) and healthcare (pharmaceuticals) contributed positively to relative returns. Additionally, an underweight in the financial sector (commercial banks and diversified financials) was beneficial, as this sector significantly declined during the year given the global constraints on credit and liquidity. Somewhat offsetting these positives was the Portfolio’s underweight to the telecommunication services and utilities industries.

Security selection contributed positively to relative performance during the year. The Portfolio’s holdings across multiple regions, as well as its exposure to the metals and mining, semiconductor, electronic equipment, and oil/gas and consumable fuels industries, were beneficial to performance. On the downside, the Portfolio’s holdings in a beverage company and a life sciences tools and services firm detracted from relative results.

The Portfolio’s country allocations produced mixed results. Its overweight to Switzerland was the primary driver of relative outperformance. Conversely, an underweight to the U.S. and overweights to Austria and the Netherlands detracted from results in 2008.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Growth Portfolio Subadvised by: Massachusetts Financial Services Company (MFS)	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	-36.30%	-1.10%	-3.95%
S&P 500 Index	-36.99	-2.19	-2.72
Russell 1000® Growth Index	-38.44	-3.42	-6.04
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/18/1999. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the MFS Growth Portfolio declined less than its benchmark, the Russell 1000® Growth Index, a broad measure of large capitalization growth stocks.

MFS employs a more traditional approach toward identifying growth companies with sustainable competitive advantages and superior business models. The subadviser applies a valuation philosophy that is GARP-like (growth-at-a-reasonable-price), relying on a bottom-up, fundamental approach to select companies based on their relative stock valuations and business fundamentals. This tends to temper the Portfolio’s volatility relative to the benchmark and to its more aggressive peers. The Portfolio’s relatively diversified approach and bottom-up focus as opposed to macro-economic forecasting or top-down portfolio construction means stock selection drives much of the Portfolio’s long-term results, as was the case in 2008.

Early in 2008 equity markets were supported by interest rate cuts from the Federal Reserve and the stimulus package passed by Congress to stabilize consumer spending. However, by summer conditions had deteriorated. Oil prices reached nearly $150 a barrel and the effects of the stimulus package faded. After housing starts and auto sales plunged, the Federal Reserve and the Treasury made a number of monetary and fiscal moves to support the banking system, which also helped to stabilize the market. But in September, after the failure of Lehman Brothers and the seizure of insurance giant AIG, equities fell by double digits across all capitalization sizes and all investment styles. The U.S. dollar and U.S. Treasury bonds strengthened in the resulting global flight to safety.

The fact that the Portfolio did not decline as much as the benchmark was primarily attributable to its stock selection. For example, avoiding poor-performing, credit-sensitive banks and investing in well-positioned asset managers in the financial services sector added to results. The Manager’s position in several biotechnology holdings performed well on strong sales of drugs for rare or life-threatening diseases. Conversely, an overweight position in an entertainment company detracted from results after consumers pulled back on discretionary spending in the wake of the liquidity and housing crises. Holdings in a number of Internet stocks also hurt performance later in the year.

The Portfolio was positioned in stocks with a lower beta relative to the benchmark, which means it was less sensitive to market movements than the Index. Given the market’s high volatility and decline, the Portfolio benefited from this lower risk posture.

Overall, however, risk factors negatively affected relative results. Having the largest impact was an underexposure to securities with a higher degree of volatility and an underexposure to securities with low price-to-earnings ratios. An active exposure to larger cap stocks detracted from relative performance as large-cap stocks underperformed their smaller counterparts in the benchmark.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Mid-Cap Value Portfolio Subadvised by: EARNEST Partners LLC, WEDGE Capital Management, LLP	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	-38.12%	-2.46%	-0.77%
S&P 500 Index	-36.99	-2.19	-3.75
Russell Midcap® Value Index	-38.44	0.33	4.15
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/23/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the total return for the Mid-Cap Value Portfolio was slightly higher than its benchmark, the Russell Midcap® Value Index.

The Portfolio is co-managed by EARNEST Partners, which uses a relative value strategy, and WEDGE Capital, which follows a traditional value strategy. For EARNEST, relative value means that stock valuations are compared with those of similar firms, the market, or a company’s own history. It typically results in holdings with less pronounced value characteristics than a traditional value strategy. WEDGE Capital follows a traditional, bottom-up mid-cap value approach. The firm believes that through systematic and rigorous quantitative modeling, enhanced by deep fundamental analysis, it can outperform the benchmark under most market environments.

The multi-managed Portfolio tends to capture less of the upward or downward movements of the overall market. As a result, when the market declines, as it did in 2008, the Portfolio’s defensive positioning helped it outperform the benchmark.

A number of style factors affected the Portfolio’s relative performance during the year. In particular, overweights in stocks with high dividend yields and underweights in stocks with wide earnings variability, high leverage (stocks with above-average debt-to-asset ratios), and value positions (stocks with above-market price-to-book ratios) contributed positively to the Portfolio’s relative performance. Conversely, overexposures in stocks showing recent price strength (momentum) detracted from its results.

Overall, sector positioning hurt the Portfolio’s relative performance. Overweights in energy, healthcare, and consumer cyclicals were the largest negative contributors to results. An underweight in the utility sector was also not rewarded in 2008.

Stock-specific factors were relatively neutral to performance. Holdings in the life/health insurance, electronic equipment, computer software, and banking industries were a drag on the Portfolio’s relative results. In contrast, stocks held in the restaurant industry and an underweight in benchmark assets that did not meet the portfolio managers’ purchase criteria were favorable for results.

By the end of the year, the Portfolio had significant underweights in financials, utilities, and consumer non-cyclicals.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell Mid-Cap Value Index — The Russell Mid-Cap Value Index measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Money Market Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	1.15%	2.51%	3.10%	3.18%
Lipper (VIP) Money Market Funds Average	N/A	2.23	3.00	3.15
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/10/1992. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Money Market Portfolio had a total return that was above the average of its peer group, the Lipper (VIP) Money Market Funds Average.

The year was marked by severe stress in financial systems around the world, increasing aversion to risky investments, and sharply declining interest rates in the United States. A bursting housing bubble in the United States led to the collapse of the subprime mortgage market. The resulting large write-downs and losses escalated into a full-scale credit crisis that affected commercial banks and other financial institutions. The magnitude of the financial crisis required aggressive and inventive measures by the Federal Reserve (Fed) and the U.S. Department of the Treasury to ease stress in the credit markets. The Fed also tried to stimulate growth in the economy by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December.

Due to the uncertainty in the credit markets, the Portfolio employed a conservative strategy in which it invested primarily in money market securities of highly rated corporate issuers, highly rated banks, and government agencies. Additionally, the Portfolio also invested in overnight repurchase agreements, contracts in which a seller of securities agrees to buy them back the next day at a specified price. This prudent approach resulted in a high level of liquidity in the Portfolio and positioned the Portfolio’s weighted average maturity (WAM) shorter than that of the average comparable fund for much of the year. (WAM measures a fund’s sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held in a portfolio.)

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

*	Source: iMoneyNet, Inc. based on 335 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/30/08.
Lipper Variable Insurance Products (VIP) Money Market Funds Average The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman Mid-Cap Growth Portfolio Subadvised by: Neuberger Berman Management, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-43.18%	0.85%	-0.33%
S&P MidCap 400 Index	-36.23	-0.08	4.46
Russell Midcap® Growth Index	-44.32	-2.33	-0.19
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/20/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the Neuberger Berman Mid-Cap Growth Portfolio outperformed the Russell Midcap® Growth Index (the Index).

Neuberger’s mid-cap growth strategy utilizes a top-down/bottom-up investment process that seeks to outperform, on a risk-adjusted basis, the Index over a full market cycle (four to six years).

A more conservative risk posture proved to be the primary source of relative return. The Portfolio’s subdued sensitivity to market movements mitigated its negative return particularly in September, October, and early November, when stocks abruptly declined in value.

Stock selection in the alcohol, medical products, semiconductor, and defense/aerospace industries hampered relative performance. These weak returns were partially offset by strong stock picks in the energy reserves and industrial services industries.

Stock-specific style factors hindered relative performance. The Portfolio’s overexposure to momentum stocks (stocks experiencing rapid price strength) and companies with higher-than-average asset and earnings growth rates hurt performance. An underexposure to stocks with higher debt-to-asset ratios, higher earnings variability, and higher market capitalizations than those in the Index benefited performance.

Positions in specific sectors hurt results relative to the Index. The Portfolio’s underexposure to the consumer services and basic materials sectors proved detrimental, as these were two of the stronger performing sectors in the Index. However, an overexposure to the commercial services sector was somewhat helpful.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Russell MidCap Growth Index is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman Small-Cap Growth Portfolio Subadvised by: Neuberger Berman Management, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	-42.54%	-4.19%	-2.55%
Russell 2000® Index	-33.79	-0.93	3.02
Russell 2000® Growth Index	-38.54	-2.35	-0.76
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1999. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the Neuberger Berman Small-Cap Growth Portfolio’s total return lagged its benchmark, the Russell 2000® Growth Index.

The Portfolio is managed by Neuberger Berman, which uses a bottom-up stock selection process. The manager seeks to identify potential catalysts that are not reflected in a company’s current stock price, but could lead to significant price appreciation. These catalysts include positive revisions in earnings per share (EPS) estimates, positive changes in relative price strength, and generally unrecognized opportunities such as the launch of new products or markets, changing industry dynamics, or a unique market niche.

The manager conducts fundamental analysis on individual companies, which includes a detailed evaluation of incremental earnings growth, free cash flow from operations, earnings predictability, market share analysis, industry outlook, and a financial review that focuses on leverage, return on equity (ROE), and margins. A stock being considered for purchase must be attractively valued with the potential for 20% to 25% capital appreciation over the next six to 12 months.

In 2008, stock-specific factors detracted from relative results. In particular, stocks in the alcohol, medical products, and Internet industries were the largest detractors from performance. Conversely, stocks in the electronic equipment and industrial services industries performed strongly and positively contributed to results.

A number of style factors affected the Portfolio’s relative performance during the year. The Portfolio’s underweight in stocks with high price volatility and overweight in issues showing recent price strength (momentum) and those with larger-than-average market capitalizations relative to the benchmark detracted from performance. In contrast, the Portfolio’s underweight in leveraged stocks (those with above-average debt-to-asset ratios) and stocks with high earnings variability proved favorable, partially offsetting the performance detractors.

The Portfolio tends to capture less of the upward or downward movements of the overall market. As a result, when the market declines, as it did in 2008, the Portfolio’s defensive positioning helped its performance versus the benchmark. This was especially true when the market fell sharply in September and October of 2008.

By the end of the year, the Portfolio’s positioning showed a significant overweight in the commercial services sector.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Index — is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman/LSV Mid-Cap Value Portfolio Subadvised by: LSV Asset Management, Neuberger Berman Management, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-42.26%	-1.91%	3.76%
S&P MidCap 400 Index	-36.23	-0.08	4.46
Russell MidCap® Value Index	-38.44	0.33	4.44
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/4/1993. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the Neuberger Berman/LSV Mid-Cap Value Portfolio underperformed its benchmark Index, the Russell Midcap® Value Index (the Index).

The Portfolio’s positions within specific sectors hindered its performance relative to the Index. It held an underexposure to the financial and utilities sectors and an overexposure to the transport and technology sectors, each of which detracted from performance. Conversely, the Portfolio’s overexposure to basic materials and its underexposure to consumer services helped relative performance, partially offsetting negative performance.

Risk factors hurt relative returns. The Portfolio is more sensitive to price fluctuations in the broad market thus it tends to capture more of the movements in the broad market return than the Index. When the broad market turned down during the year, the Portfolio’s aggressive approach made it more difficult to generate positive returns.

Stock-specific factors hurt relative performance. Stock selection in the industrial parts, electric utility and medical services industries detracted from relative results. However, stock selection in the computer software and information services industries contributed positively to results. In addition, stocks in the Index that did not meet the subadvisers selection criteria enhanced relative results.

Style factors contributed a modest amount to relative results. The Portfolio’s underexposure to stocks with high debt-to-total-asset ratios and book-to-price ratios compared to the Index contributed positively to performance. In addition, overexposures to stocks with higher-than-market earnings yield and high price volatility also helped relative results, since the Portfolio benefited from price swings. On the contrary, an overexposure to stocks experiencing recent price strength hurt performance, partially offsetting positive performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Russell MidCap Value Index — measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Niemann Capital Growth Asset Allocation Portfolio Subadvised by: Niemann Capital Management, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-27.20%	-26.64%
S&P 500 Index	-36.99	-35.13
Blended Index	-26.88	-25.44
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Niemann Capital Growth Asset Allocation Portfolio’s total return was in line with its blended benchmark, 60% Russell 3000®/30% Barclays Capital U.S. Aggregate Bond/10% MSCI EAFE Index.

90% or more of the AST Niemann Capital Growth Asset Allocation Portfolio is structured as a “fund of funds” that invests its assets in shares of other portfolios of the Advanced Series Trust (AST). In addition, up to 10% of its assets may be allocated to investment categories that are not part of the benchmark. Niemann Capital Management, Inc. is responsible for making top-down asset allocation decisions while Prudential Investments LLC selects the weighted combinations of underlying trust portfolios to fulfill each “core” investment category.

During the 12-month reporting period, portfolio allocations detracted from the Portfolio’s relative performance. In general, fundamentally driven, active equity managers had a difficult time outperforming their respective benchmarks in 2008. This was due, in part, to technical factors, such as deleveraging (selling securities to pay debt), which often drove market movements. Over the same period, fundamental factors lost their effectiveness due to increased investor risk aversion and periods of indiscriminate selling of riskier assets.

Most active fixed income managers also lagged their benchmarks during the 12-month reporting period. In fact, over 90% of intermediate-term bond funds underperformed the Barclays Capital U.S. Aggregate Bond Index, as most active managers were underweight in government debt, such as ultra-safe Treasury securities. The largest detractors from the Portfolio’s performance during the year were AST Marsico Capital Growth, AST PIMCO Total Return, AST Large-Cap Value, and AST T. Rowe Price Large-Cap Growth Portfolios.

On the upside, asset allocation within the Portfolio contributed positively to its performance. In particular, an underweight to stocks versus bonds was beneficial as equities significantly underperformed fixed income in 2008. An underweight to international versus domestic equities also helped, especially during the third quarter of the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Parametric Emerging Markets Equity Portfolio Subadvised by: Parametric Portfolio Associates LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
Since
Inception
Portfolio	-50.80%
MSCI Emerging Markets Index (GD)	-51.39
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Parametric Emerging Markets Portfolio outperformed its benchmark Index, the MSCI Emerging Markets Index (the Index).

The Morgan Stanley Capital International (MSCI) Emerging Markets Index declined dramatically in 2008. Correspondingly, all countries within the Index declined as well.

An underweight in Brazilian stocks helped results relative to the Index. Shares of Brazilian companies plunged amid falling commodities prices and concerns that the credit crisis will severely constrict borrowing and spending in the largest South American nation. Conversely, an overweight in Chilean stocks contributed positively to relative returns. Chile, which is the world’s largest copper producer, was one of the best-performing emerging markets during last year’s global recession, and experienced a smaller decline than its rivals.

Holdings in Nigeria hindered performance. Nigeria is not included in the Index. However, it is one of the world’s largest oil producers. The spiraling drop in crude oil prices hurt Nigerian companies during the year.

An underweight to Russian equities contributed positively to relative returns. Investors pulled billions of dollars out of Russian markets over fears stemming from the global financial crisis, tumbling oil prices, and heightened domestic and political risk related to its invasion of Georgia.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Preservation Asset Allocation Portfolio Subadvised by: Quantitative Management Associates, LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-19.48%	-1.66%
S&P 500 Index	-36.99	-8.13
Blended Index	-12.06	1.10
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Preservation Asset Allocation Portfolio declined more than its blended index (see below). The Portfolio invests in shares of other portfolios of the Advanced Series Trust (AST).

Early in 2008 the Federal Reserve’s interest rate cuts combined with the stimulus package supported equity markets. Later, monetary and fiscal moves by the Federal Reserve and the Treasury to support the banking system helped markets. But in September, after Lehman Brothers failed and the government seized insurance giant AIG, U.S. equities fell by double digits. International developed and emerging market equities fell even further.

Active managers in general struggled to outperform benchmarks. Often managers perform well in periods of rising volatility like markets uniformly witnessed in 2008. Rising uncertainty often leads to greater variations in stock returns and greater investment opportunity. However, 2008 was different. Systemic shocks from the financial crisis increased correlations between stocks to an all-time high. Markets were driven more by macroeconomic factors and a cycle of deleveraging rather than valuation and company fundamentals. This created a difficult environment for most investment strategies.

Risk sectors within the fixed income market underperformed significantly. Government bonds gained 12.4% and high quality mortgage-backed securities gained 8.3% in the massive flight to liquidity and safety. In comparison, investmentgrade bonds returned -3.1% and high yield bonds returned -26.2%. Because they were underweight government debt, most active managers underperformed the Barclays Capital U.S. Aggregate Bond Index.

The Portfolio’s underlying portfolio allocation detracted from performance. The primary detractors were the core fixed income portfolios, AST PIMCO Total Return Bond and AST Western Asset Core Plus Fixed Income. AST Alliance Bernstein Growth & Income, AST Large-Cap Value, AST Marsico Capital Growth, and AST International Growth Portfolios also detracted.

Asset allocation detracted, primarily due to an overweight to stocks versus bonds. Nonbenchmark allocations to natural resources, emerging markets equities, global real estate investment trusts (REITs), and high yield bonds also hurt.

Going forward, we expect the historically high correlations between stocks to subside and valuations and fundamentals to drive performance, creating opportunities for skilled managers to again outperform.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (28%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (65%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, QMA US Equity Alpha Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-38.72%	-4.31%	-2.13%
S&P 500 Index	-36.99	-2.19	-1.38
Russell 1000® Index	-37.60	-2.04	-1.09
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1998. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the QMA US Equity Alpha Portfolio declined slightly more than its benchmark, the Russell 1000® Index, a broad measure of large capitalization stocks.

The Portfolio was previously known as the AST AllianceBernstein Managed 500 Portfolio. The new manager, Quantitative Management Associates (QMA), a wholly owned subsidiary of Prudential Investment Management, assumed management of the Portfolio in May 2008 and a new name and benchmark were assigned to reflect the changes in investment strategy. Previously the portfolio managers used a quantitative model with fundamental stock research to build a portfolio whose objective was to outperform the S&P 500 Index.

The new Portfolio is a quantitative long/short offering whose objective is to outperform the benchmark through security selection while maintaining a similar risk profile. The increased investment flexibility offers an opportunity to more fully realize the Portfolio’s potential as it seeks to buy both good performing stocks (long positions) and to short potentially underperforming stocks (short positions).

The Portfolio underperformed very slightly from inception of the new strategy. The manager took over amid chaotic equity markets. In 2008, financial markets were in a panic primarily due to the deleveraging (selling off securities to pay debt) that occurred after the equity and debt bubble burst. Risk-averse investors fled to the safety of Treasury bonds and often stock prices were driven down due to general panic as opposed to fundamental reasons. The Portfolio’s strategy relies on rational equity markets and the atypical conditions created a difficult environment for active quantitative management — and for active managers in general.

The Portfolio’s slightly more conservative risk posture benefited results. The Portfolio had slightly lower market exposure (beta) than the benchmark and its earnings yield (the inverse of the price/earnings ratio) was higher. Both were rewarded in 2008 as investors became increasingly conservative. However, the effect was offset by the performance of individual assets.

Although the Portfolio’s composition differed from the benchmark, its risk profile was similar. From its inception, the Portfolio was on average 128% long and 28% short, a net market exposure of about 100% of capital, the same as a longonly strategy. The similar risk profile indicates that the Portfolio is achieving its objective of closely matching the benchmark’s characteristics.

The strategy is expected to outperform when investors become more sensitive to stock valuations. The strategy tends to underperform near business cycle peaks and when the market is subject to shocks, such as the credit crisis that decoupled prices from individual stock fundamentals in 2008. Although financial markets were chaotic, the managers anticipate that they will normalize at some point in the future.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Schroders Multi Asset World Strategies Portfolio Subadvised by: Schroders Investment Management North America, Inc., Schroders Investment Management North America Ltd.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-30.19%	-1.01%	0.72%
MSCI World Index (GD)	-40.33	0.00	-0.19
Primary Blended Index	-28.89	1.44	1.32
Secondary Blended Index	-22.06	0.71	1.68
S&P 500 Index	-36.99	-2.19	-1.38
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Schroders MultiAsset World Strategies Portfolio declined more than its Primary Blended Index (see below).

The Portfolio was previously known as the AST American Century Strategic Allocation Portfolio. The new subadviser, Schroders, assumed management of the Portfolio on July 21, 2008 and a new name and benchmark index were assigned to reflect the change in investment strategy.

The new strategy seeks to produce medium- to long-term capital growth while minimizing volatility. The Schroders team diversifies between non-correlated asset classes and alpha sources and across various traditional and non-traditional asset classes, such as hedge funds, private equity and commodities, to reduce volatility. The team seeks its performance goals through both asset allocation decisions and active management strategies. A proprietary risk management system models the optimal combination to achieve return objectives.

The Portfolio’s non-traditional asset class exposure was the largest performance detractor as alternative asset class correlations with equities increased, minimizing the benefits of diversification. The majority of alternative exposures detracted from relative returns. With persistently declining commodity prices, exposure in this market was the main detractor, which commodity managers Goldman Sachs and PIMCO were unable to mitigate. JP Morgan Highbridge suffered losses due to the SEC’s temporary ban on short selling, which decreased the number of stocks in which it was able to invest. Overall, traditional equity managers outperformed their respective benchmarks producing excess returns in a declining market. The decision to overweight fixed income and outperformance by the fixed income manager helped the portfolio. To help lower risk in the rapidly deteriorating markets, the portfolio manager reduced exposure to equities and alternative asset classes while also raising cash. These efforts helped the portfolio’s absolute returns.

The decision to hedge the majority of the Portfolio’s foreign currency exposure helped relative returns, since foreign exchange movements were particularly volatile toward year end. The decision to reallocate to global value equities in December was also beneficial, as this style outperformed the broad index, although not sufficiently to have a major impact for the full period.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI (Morgan Stanley Capital International) World Index (GD) is an unmanaged, capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Primary Blended Index consists of MSCI World (GD) (70%), Merrill Lynch 3 Month LIBOR (London Interbank Offered Rate) (30%), the average interest rate charged when banks in the London interbank market borrow unsecured funds from each other. Secondary Blended Index consists of S&P 500 Index (60%), Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, these returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Growth Portfolio Subadvised by: Eagle Asset Management	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-35.00%	-5.83%	-1.87%
Russell 2000® Index	-33.79	-0.93	3.02
Russell 2000® Growth Index	-38.54	-2.35	-0.76
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® Growth Indexes is a trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year the ended December 31, 2008, the Small-Cap Growth Portfolio outperformed its benchmark index, the Russell 2000® Growth Index (the Index).

On April 15, 2008, Neuberger Berman was removed as a co-subadviser and replaced in its entirety by Eagle Asset Management. Both subadvisers contributed positively during their management periods in 2008.

A more conservative risk posture proved to be the primary source of relative return in 2008. The Portfolio’s exposure to risk factors, most notably its holdings with lower beta factors contributed positively to relative performance. (Beta measures a stock’s price volatility in relation to the overall market). The Portfolio’s subdued sensitivity to market movements mitigated its negative return particularly in September, October, and early November, when stocks abruptly declined in value. Furthermore, the Portfolio benefitted from an underexposure to stocks exhibiting variability in earnings (earnings variation) and companies that have lower debt-to-asset ratios (leverage). Conversely, an underexposure to securities exhibiting a higher level of volatility detracted from relative performance, since the market experienced an unprecedented level of volatility during the year.

The Portfolio’s holdings within the consumer services, health care and financials sectors negatively affected performance. For example, in consumer services, positions in two restaurant companies weakened performance within the sector. In the healthcare sector, specific stocks in the pharmaceuticals and medical services industries hurt relative performance. However, holdings in the mining and metals, leisure, medical products, and semiconductor industries benefitted relative performance.

Holdings in sectors that detracted from relative performance included an underweight in healthcare and an overweight in basic materials. On a more positive note, the Portfolio benefitted from an overweight in commercial services and industrials.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Value Portfolio Subadvised by: ClearBridge Advisors LLC, Dreman Value Management LLC, J.P. Morgan Investment Management, Inc., Lee Munder Investments, Ltd.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-29.72%	-0.22%	4.78%
Russell 2000® Index	-33.79	-0.93	3.02
Russell 2000® Value Index	-28.92	0.27	6.11
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the Small-Cap Value Portfolio declined slightly more than its benchmark, the Russell 2000® Value Index (the Index), a broad measure of small capitalization value stocks.

The Portfolio is managed by four subadvisers: JPMorgan Investment Management, ClearBridge Advisors, Lee Munder Capital Management, and Dreman Value Management. JPMorgan manages the majority of the Portfolio’s assets using a structured approach with a focus on stock selection rather than sector allocation. Dreman employs a deep value strategy, Lee Munder follows a traditional value investment strategy, and ClearBridge follows a more relative value approach. The combination of complementary managers using different investment strategies is designed to help achieve strong investment results while mitigating unintended risks that are not rewarded by the markets, particularly in a capacityconstrained asset class like small-cap stocks.

The stock market drifted lower during the spring and summer of 2008, but plummeted across all capitalizations and investment styles in September after the failure of Lehman Brothers and the seizure of insurance giant AIG.

Performance among subadvisers was mixed relative to the Index; two outperformed and two lagged. Dreman was the best performing sleeve and, along with the Lee Munder sleeve, outperformed the Index. ClearBridge’s sleeve underperformed significantly, while JPMorgan’s structured, quantitatively-driven sleeve underperformed to a lesser degree.

Relative underperformance of the overall Portfolio was driven by sector weights and stock-specific factors. The most significant sector weight was the overall underweight to the financials sector. After being among the hardest hit sectors early in the credit crisis dating back to 2007, the financials sector performed relatively well for most of 2008. The Portfolio has been underweight in the sector for over two years, helping performance in 2007, but driving underperformance in 2008. Also detracting from performance was the Dreman sleeve’s slight overweight to the energy sector and the medical services industry within the healthcare sector.

Given the Portfolio’s diversified nature, one holding should rarely have a significant impact on performance and 2008 was no exception. Solid stock selection by the JPMorgan, Dreman, and Lee Munder sleeves was more than offset by weaker results in the ClearBridge sleeve. Stock-specific factors in the energy, basic materials, and transportation sectors offset the positive results in the consumer non-cyclical and healthcare sectors.

The combination of the four sleeves led to a portfolio with a lower beta (sensitivity to market volatility) than the benchmark. This helped to offset the negative relative impact from sector allocations. As markets experienced sizeable volatility and negative returns for the year, having a relatively lower sensitivity to market movements helped performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Index — is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. Russell 2000 Value Index — comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Asset Allocation Portfolio Subadvised by: T. Rowe Price Associates, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-25.94%	0.61%	1.87%
S&P 500 Index	-36.99	-2.19	-1.38
Blended Index	-21.91	0.72	1.70
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the T. Rowe Price Asset Allocation Portfolio declined more than its benchmark the blended index.

The Portfolio’s blended index consists of 60% S&P 500 Index (a measure of the broad U.S. equity market) and 40% Barclays Capital U.S. Government/Credit Index (a measure of the broad U.S. bond market). The Portfolio’s holdings can vary from these allocations by about 10 percentage points. It is managed in five segments, each with a specialized portfolio manager, focusing on the stocks of larger firms (large caps), smaller firms (small caps), international stocks, investment-grade bonds, and high yield bonds. Within the equity portion of the Portfolio, the “neutral” allocation is 70% domestic large cap, 10% domestic small cap, and 20% international. Within the fixed income allocation, the manager’s neutral allocation is 90% investment grade and 10% in high yield bonds. These “neutral” weights are established by the subadviser, who will over- and underweight asset classes depending on the manager’s top-down views.

The relative performance of the Portfolio is determined by the top-down allocations among the various asset class “segments,” and bottom-up security selection within each segment.

Within domestic markets in 2008, the broad equity market trailed the broad bond market and the broad international equity market trailed that of the U.S. The Portfolio’s overweight allocation to stocks relative to bonds held back performance. The Portfolio’s exposure to foreign equities also weighed on returns.

Issue selection among equities was a positive contributor, particularly in large-cap stocks. In terms of non-U.S. holdings, securities of Japan, the United Kingdom, and Norway were the biggest regional detractors.

A nonbenchmark position in high yield bonds detracted from performance. Performance was also hurt by weak security selection in, and an overweight allocation to, investment-grade bonds. Both investment-grade and high yield bonds were affected by tightening credit conditions, poor liquidity, and a drop in investor confidence. As credit conditions deteriorated, investors fled to the safety of Treasurys. The performance of high yield and investment-grade bonds lagged that of Treasury bonds.

In the subadviser’s view, the wave of forced selling in both domestic stock and bond markets associated with the popping of one of the greatest credit and equity bubbles in modern history presents attractive long-term investing opportunities. Valuations of stocks in developed international markets have also become increasingly attractive, although the timing of an eventual economic recovery in other developed countries is likely to lag that of the U.S., in the subadviser’s view.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of S&P 500 Index (60%), and Barclays Capital U.S. Government/Credit Index (40%), an unmanaged, marketweighted index, comprised of government and investment grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Large-Cap Growth Portfolio Subadvised by: T. Rowe Price Associates, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-40.57%	-3.50%	-3.45%
S&P 500 Index	-36.99	-2.19	-1.38
Russell 1000® Growth Index	-38.44	-3.42	-4.27
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/1996. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2008, the T. Rowe Price Large-Cap Growth Portfolio declined more than its benchmark, the Russell 1000® Growth Index, a broad measure of large capitalization growth stocks.

The T. Rowe Price Large-Cap Growth Portfolio is a traditional growth portfolio that seeks capital appreciation opportunities by identifying market inefficiencies in terms of valuing and timing the growth prospects of a company. Sector analysts look for stocks that meet stringent requirements for growth rates and market capitalization. They remain flexible in terms of valuations or share price relative to measures of intrinsic value.

The Portfolio’s strategy is modestly aggressive. It performs best relative to the benchmark when markets favor growth stocks. Conversely, the strategy underperforms during risk-averse market environments, as was the case in 2008. In a year when one of the greatest credit and equity bubbles popped, risk-averse investors increasingly turned to the safety of U.S. Treasury bonds.

The most significant detractor from performance was the Portfolio’s high beta relative to the benchmark. A higher beta implies a focus on stocks that are more volatile than the benchmark. When the market falls, as it did in 2008, these stocks generally fall farther. The last four months of 2008 were particularly rocky for stocks following the failure of Lehman Brothers and the September announcement by the Federal Reserve of an $85 billion rescue package for insurance giant AIG.

Several other risk factors also contributed to the Portfolio’s underperformance. The Portfolio focused on stocks with less consistent earnings than the benchmark, higher price-to-earnings ratios, and more debt, which were not rewarded in 2008. And key events of last year — the frozen debt market, government takeovers of several firms, and the bailout of other firms — made investors increasingly conservative, which benefited stocks with consistent earnings, lower P/E ratios, and less debt.

Holdings in some stocks contributed positively to the Portfolio’s performance. Several telecommunication stocks that build cell phone towers and offer wireless services, along with two investment banks and technology names in the computer networking and semiconductor manufacturing industries, were among the stocks that added to relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index — is an unmanaged capitalization-weighted measure of 500 stocks generally representative of the broad stock market. Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Natural Resources Portfolio Subadvised by: T. Rowe Price Associates, Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-49.98%	7.02%	11.22%
S&P 500 Index	-36.99	-2.19	-1.38
Lipper (VUF) Natural Resources Fund Index	-50.13	6.07	N/A
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/1995. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the total return of the T. Rowe Price Natural Resources Portfolio performed in line with its benchmark, the Lipper (VUF) Natural Resources Index.

The Portfolio is subadvised by T. Rowe Price, which seeks to invest in natural resource companies trading at attractive relative valuations and whose tangible asset values and/or earnings are expected to grow faster than the rate of inflation and the market. The manager invests in what it believes to be well managed companies that primarily own or develop natural resources and other basic commodities, such as energy sources (oil, natural gas, coal, uranium), precious metals, forest products, nonferrous metals, real estate, and basic industrial commodities. The management team assesses company fundamentals, resource/commodity cycles, and industry valuations with an additional focus on the cyclical aspects of business and marginal replacement costs. The subadviser’s process is a blend of 20% top-down and 80% bottom-up individual security selection.

In 2008, stock selection in diversified resources held back performance. For example, a manufacturer of mining equipment that benefited from the run-up in commodity prices subsequently suffered when prices retreated. Stocks whose shares had appreciated given expectations for significant infrastructure activity in developing countries were hurt as signs pointed to a global economic slowdown.

Holdings in the coal industry had a negative impact on the Portfolio’s relative results. Coal stocks generally performed poorly as coal prices declined and expected demand diminished with the broad sell-off in commodities.

Many of the same energy-related industries that had a positive impact on the Portfolio’s performance in the fourth quarter of 2008 were also beneficial to results during the year as a whole. An overweight to international integrated petroleum companies was one industry that aided performance during 2008. However, a portion of these gains was given back due to stock selection. An underweight to oil and gas drilling, equipment, and services helped the Portfolio’s performance and stocks held in both industries added value as well. Conversely, an underweight in the domestic integrated petroleum industry and negative stock selection in the gas transmission and distribution industry held back performance in both the fourth quarter of 2008 and for the full year.

The subadviser maintained an overweight to precious metals, which enhanced results as certain metals performed well during the year. For example, the price of gold hit a record high in 2008, boosting some mining stocks relative to other industries.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Lipper (VUF) Natural Resources Fund Index consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, UBS Dynamic Alpha Portfolio Subadvised by: UBS Global Asset Management (Americas), Inc.	December 31, 2008

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	-17.62%	2.09%	1.35%
Blended Index	-23.05	1.41	2.33
S&P 500 Index	-36.99	-2.19	-1.38
Merrill Lynch 1-5 Years US Treasury Index	8.73	4.63	5.17
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/4/1993. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the UBS Dynamic Alpha Portfolio underperformed the Merrill Lynch 1-5 Year US Treasury Index (the Index).

The Portfolio’s performance was modestly negative after the third quarter, but the downward spiral in equity and credit markets drove annual performance down significantly. The Portfolio subadviser use models based on fundamentals to allocate assets. This approach did not perform well in the unusual market conditions of 2008.

Holdings in stocks in developed countries hurt performance, since extreme risk aversion, rather than business fundamentals, caused these markets to fall precipitously. Stocks purchased by the Portfolio in the U.S. and UK markets detracted from relative performance. However, short positions, which anticipate a fall in value, in markets driven up by the rally in commodities partially offset weak performance.

Investor flight to safer securities hindered the Portfolio’s derivatives-based, high yield bond exposure. Short positions in sovereign bond derivatives also detracted from performance over the course of the year. Sovereign bonds are government bonds issued by foreign governments in a currency different from their own. Bond derivatives are options or swaps whose value is determined by price fluctuations in the underlying asset.

Stock selection weakened performance. Positions in the subadvisers U.S. large cap growth strategy hurt results.

Currency positions helped performance as investors reduced their exposure to risk. This action benefited the manager’s anticipated end of the “carry trade” (borrowing in a low interest rate currency to buy riskier assets). Short positions that anticipated a fall in commodity-related currencies, such as Canada and Australia, contributed positively to relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (48%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged, index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. ML 1-5 Years US Treasury Index — The Merrill Lynch 1-5 Years US Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-4.99 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2008

s
AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	10.3%
AST International Growth Portfolio	7.0%
AST International Value Portfolio	7.0%
AST Parametric Emerging Markets Equity Portfolio	4.7%
AST Cohen & Steers Realty Portfolio	4.4%

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets)
Federal National Mortgage Assoc. 5.50%, TBA	3.2%
Federal National Mortgage Assoc. 5.00%, TBA	2.4%
iShares Lehman Aggregate Bond Fund	2.3%
U.S. Treasury Inflationary Indexed Bonds, TIPS 1.875%, 07/15/13	2.0%
Federal Home Loan Mortgage Corp. 5.50%, TBA	1.7%

AST Aggressive Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Large-Cap Value Portfolio	16.1%
AST Marsico Capital Growth Portfolio	16.0%
AST DeAM Large-Cap Value Portfolio	10.8%
AST T. Rowe Price Large-Cap Growth Portfolio	10.8%
AST AllianceBernstein Growth & Income Portfolio	9.2%

AST AllianceBernstein Core Value
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	6.7%
Pfizer, Inc.	4.2%
AT&T, Inc.	4.1%
Chevron Corp.	3.7%
JPMorgan Chase & Co.	3.5%

AST AllianceBernstein Growth & Income
Five Largest Holdings	(% of Net Assets)
Occidental Petroleum Corp.	3.7%
AXIS Capital Holdings Ltd. (Bermuda)	3.7%
Lorillard, Inc.	3.0%
Raytheon Co.	3.0%
Accenture Ltd. (Class A Stock) (Bermuda)	2.8%

AST American Century Income & Growth
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	6.2%
Chevron Corp.	3.0%
Johnson & Johnson	2.8%
Pfizer, Inc.	2.7%
Verizon Communications, Inc.	2.4%

AST Balanced Asset Allocations
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	29.7%
AST Large-Cap Value Portfolio	9.6%
AST Marsico Capital Growth Portfolio	9.5%
AST Western Asset Core Plus Bond Portfolio	7.4%
AST DeAM Large-Cap Value Portfolio	6.5%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	18.6%
AST Large-Cap Value Portfolio	12.0%
AST Marsico Capital Growth Portfolio	11.9%
AST T. Rowe Price Large-Cap Growth Portfolio	8.0%
AST DeAM Large-Cap Value Portfolio	8.0%

AST CLS Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST International Growth Portfolio	14.8%
AST PIMCO Total Return Bond Portfolio	12.4%
AST Marsico Capital Growth Portfolio	10.3%
AST Large-Cap Value Portfolio	10.3%
AST DeAM Large-Cap Value Portfolio	7.1%

AST CLS Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	23.4%
AST Money Market Portfolio	11.5%
AST International Growth Portfolio	9.9%
AST Marsico Capital Growth Portfolio	6.9%
AST Large-Cap Value Portfolio	6.9%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets)
Simon Property Group, Inc., REIT	8.5%
Public Storage, Inc., REIT	7.4%
Vornado Realty Trust, REIT	6.5%
Equity Residential Properties Trust, REIT	5.6%
Boston Properties, Inc., REIT	5.3%

AST DeAM Large-Cap Value
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	5.5%
JPMorgan Chase & Co.	3.6%
Pfizer, Inc.	3.5%
Verizon Communications, Inc.	3.2%
Procter & Gamble Co.	2.9%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2008

AST Federated Aggressive Growth
Five Largest Holdings	(% of Net Assets)
Delta Air Lines, Inc.	6.2%
O’Reilly Automotive, Inc.	2.5%
Continental Airlines, Inc. (Class B Stock)	2.4%
First Solar, Inc.	2.3%
OSI Pharmaceuticals, Inc.	2.3%

AST First Trust Balanced Target
Five Largest Holdings	(% of Net Assets)
First Bancorp (Puerto Rico)	2.2%
People’s United Financial, Inc.	1.9%
Zenith National Insurance Corp.	1.7%
Leggett & Platt, Inc.	1.6%
DTE Energy Co.	1.6%

AST First Trust Capital Appreciation Target
Five Largest Holdings	(% of Net Assets)
Apollo Group, Inc. (Class A Stock)	4.1%
Telefonica SA, ADR (Spain)	2.1%
Novo Nordisk A/S, ADR (Denmark)	2.0%
PCCW Ltd. (Hong Kong)	2.0%
AT&T, Inc.	1.9%

AST Focus Four Plus
Five Largest Holdings	(% of Net Assets)
AST Western Asset Core Plus Bond Portfolio	24.0%
Briggs & Stratton Corp.	2.9%
First Bancorp (Puerto Rico)	2.3%
First Niagara Financial Group, Inc.	2.2%
Devon Energy Corp.	2.1%
AST Global Real Estate
Five Largest Holdings	(% of Net Assets)
Mitsubishi Estate Co. Ltd. (Japan)	4.5%
Simon Property Group, Inc., REIT	4.1%
Westfield Group, REIT (Australia)	3.8%
Mitsui Fudosan Co. Ltd. (Japan)	3.7%
Vornado Realty Trust, REIT	3.5%

AST Goldman Sachs Concentrated Growth
Five Largest Holdings	(% of Net Assets)
American Tower Corp. (Class A Stock)	4.5%
Thermo Fisher Scientific, Inc.	4.4%
Hess Corp.	4.2%
Microsoft Corp.	4.0%
PepsiCo, Inc.	3.8%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets)
Hess Corp.	2.7%
Western Union Co. (The)	2.4%
Amphenol Corp. (Class A Stock)	2.4%
Equinix, Inc.	2.3%
W.W. Grainger, Inc.	2.2%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets)
iShares Russell 2000 Value Index Fund	3.7%
El Paso Electric Co.	2.0%
ProAssurance Corp.	1.6%
First Financial Bankshares, Inc.	1.5%
Aaron Rents, Inc.	1.5%

AST Horizon Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	18.4%
AST Large-Cap Value Portfolio	12.6%
AST DeAM Large-Cap Value Portfolio	8.7%
AST Marsico Capital Growth Portfolio	8.5%
AST Money Market Portfolio	7.7%

AST Horizon Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	30.1%
AST Money Market Portfolio	11.2%
AST Large-Cap Value Portfolio	8.4%
AST Western Asset Core Plus Bond Portfolio	7.4%
AST Marsico Capital Growth Portfolio	6.3%

AST International Growth
Five Largest Holdings	(% of Net Assets)
Teva Pharmaceutical Industries Ltd., ADR (Israel)	3.3%
Nintendo Co. Ltd. (Japan)	3.2%
Nestle SA (Switzerland)	3.0%
Roche Holding AG (Switzerland)	2.6%
BG Group PLC (United Kingdom)	2.2%

AST International Value
Five Largest Holdings	(% of Net Assets)
Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.2%
Nestle SA (Switzerland)	2.2%
Novo Nordisk A/S (Class B Stock) (Denmark)	2.0%
Roche Holding AG (Switzerland)	1.8%
China Life Insurance Co. Ltd. (Class H Stock) (China)	1.6%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2008

AST JPMorgan International Equity
Five Largest Holdings	(% of Net Assets)
Total SA (France)	4.0%
Vodafone Group PLC (United Kingdom)	2.7%
Royal Dutch Shell PLC (Class A Stock) (Netherlands)	2.7%
Nestle SA (Switzerland)	2.6%
E.ON AG (Germany)	2.4%

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets)
ConocoPhillips	3.8%
Pfizer, Inc.	3.3%
UnitedHealth Group, Inc.	3.2%
Devon Energy Corp.	2.9%
Altria Group, Inc.	2.5%

AST Marsico Capital Growth
Five Largest Holdings	(% of Net Assets)
McDonald’s Corp.	9.1%
Lockheed Martin Corp.	5.0%
Genentech, Inc.	4.5%
Wells Fargo & Co.	4.4%
Monsanto Co.	4.1%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets)
Nestle SA (Switzerland)	3.7%
Roche Holding AG (Switzerland)	3.1%
Heineken NV (Netherlands)	2.2%
3M Co.	2.1%
Linde AG (Germany)	2.1%

AST MFS Growth
Five Largest Holdings	(% of Net Assets)
Hewlett-Packard Co.	2.3%
Genzyme Corp.	2.3%
Allergan, Inc.	2.2%
Oracle Corp.	2.1%
Baxter International, Inc.	2.1%

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets)
Darden Restaurants, Inc.	2.5%
Duke Realty Corp.	2.4%
Beckman Coulter, Inc.	2.3%
Simon Property Group, Inc.	2.1%
Computer Sciences Corp.	2.1%

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings	(% of Net Assets)
DeVry, Inc.	2.3%
Strayer Education, Inc.	2.3%
WMS Industries, Inc.	2.0%
Stericycle, Inc.	1.9%
Ecolab, Inc.	1.9%

AST Neuberger Berman Small-Cap Growth
Five Largest Holdings	(% of Net Assets)
SBA Communications Corp. (Class A Stock)	3.8%
Leap Wireless International, Inc.	2.1%
WMS Industries, Inc.	2.1%
Comstock Resources, Inc.	2.1%
ITT Educational Services, Inc.	2.0%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets)
StanCorp Financial Group, Inc.	1.7%
Annaly Capital Management, Inc.	1.6%
PartnerRe Ltd. (Bermuda)	1.4%
IPC Holdings Ltd. (Bermuda)	1.0%
Symantec Corp.	1.0%

AST Niemann Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Money Market Portfolio	14.9%
AST Large-Cap Value Portfolio	13.7%
AST DeAM Large-Cap Value Portfolio	9.5%
AST Marsico Capital Growth Portfolio	8.7%
AST PIMCO Total Return Bond Portfolio	8.2%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets)
America Movil SAB de CV (Class L Stock) (Mexico)	1.5%
CEZ A/S (Czech Republic)	1.4%
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1.4%
iShares MSCI Emerging Markets Index Fund	1.2%
Gazprom OAO, ADR (Russia)	1.1%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	48.7%
AST Western Asset Core Plus Bond Portfolio	12.1%
AST Marsico Capital Growth Portfolio	5.7%
AST Large-Cap Value Portfolio	5.7%
AST DeAM Large-Cap Value Portfolio	3.9%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2008

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	4.3%
Procter & Gamble Co.	2.4%
Microsoft Corp.	2.1%
AT&T, Inc.	1.9%
Wal-Mart Stores, Inc.	1.8%

AST Schroders Multi Asset World Strategies
Five Largest Holdings	(% of Net Assets)
Goldman Sachs High Yield Fund, ETF	5.0%
Kreditanstalt fuer Wiederaufbau, Gtd. Notes (Germany) 4.25%, 06/15/10	2.0%
iShares Dow Jones US Real Estate Index Fund, ETF	1.9%
Asian Development Bank, Sr. Unsub. Notes, SNAT 4.125%, 09/15/10	1.8%
Oesterreichische Kontrollbank AG, Gtd. Notes (Austria) 2.875%, 03/15/11	1.7%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets)
Thoratec Corp.	4.3%
EMS Technologies, Inc.	3.6%
Eclipsys Corp.	3.5%
Quality Systems, Inc.	3.2%
Bally Technologies, Inc.	2.8%

AST Small Cap Value
Five Largest Holdings	(% of Net Assets)
Portland General Electric Co.	1.1%
Platinum Underwriters Holdings Ltd. (Bermuda)	0.9%
Del Monte Foods Co.	0.9%
Regal-Beloit Corp.	0.8%
Corn Products International, Inc.	0.8%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	2.7%
U.S. Treasury Notes 4.75%, 02/28/09	1.3%
AT&T, Inc.	1.3%
Microsoft Corp.	1.1%
Procter & Gamble Co.	1.1%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets)
Gilead Sciences, Inc.	4.7%
Danaher Corp.	4.3%
Amazon.com, Inc.	4.2%
Juniper Networks, Inc.	3.9%
American Tower Corp. (Class A Stock)	3.7%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	4.4%
Schlumberger Ltd. (Netherlands)	3.5%
Cameron International Corp.	3.4%
Royal Dutch Shell PLC, ADR (United Kingdom)	3.2%
Canadian Natural Resources Ltd. (Canada)	2.9%

AST UBS Dynamic Alpha
Five Largest Holdings	(% of Net Assets)
BP PLC (United Kingdom)	1.8%
Allergan, Inc.	1.4%
Vodafone Group PLC (United Kingdom)	1.3%
Roche Holding AG (Switzerland)	1.2%
Wells Fargo & Co.	1.1%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2008

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

		Beginning	Ending	Annualized Expense	Expenses Paid
		Account Value	Account Value	Ratio based on the	During the
Advanced Series Trust Portfolios		July 1, 2008	December 31, 2008	Six-Month period	Six-Month period

AST Academic Strategies Asset Allocation	Actual	$1,000.00	$742.90	1.37%	$6.00
	Hypothetical	$1,000.00	$1,018.25	1.37%	$6.95

AST Advanced Strategies	Actual	$1,000.00	$743.90	1.16%	$5.08
	Hypothetical	$1,000.00	$1,019.30	1.16%	$5.89

AST Aggressive Asset Allocation	Actual	$1,000.00	$659.50	1.35%	$5.63
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.85

AST AllianceBerstein Core Value	Actual	$1,000.00	$703.90	0.94%	$4.03
	Hypothetical	$1,000.00	$1,020.41	0.94%	$4.77

AST AllianceBerstein Growth & Income	Actual	$1,000.00	$712.90	0.87%	$3.75
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42

AST American Century Income & Growth	Actual	$1,000.00	$741.70	0.88%	$3.85
	Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47

AST Balanced Asset Allocation	Actual	$1,000.00	$764.90	1.09%	$4.84
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53

AST Capital Growth Asset Allocation	Actual	$1,000.00	$720.10	1.12%	$4.84
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69

AST CLS Growth Asset Allocation	Actual	$1,000.00	$715.00	1.35%	$5.82
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.85

AST CLS Moderate Asset Allocation	Actual	$1,000.00	$772.00	1.28%	$5.70
	Hypothetical	$1,000.00	$1,018.70	1.28%	$6.50

AST Cohen & Steers Realty	Actual	$1,000.00	$668.40	0.98%	$4.11
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2008

		Beginning	Ending	Annualized Expense	Expenses Paid
		Account Value	Account Value	Ratio based on the	During the
Advanced Series Trust Portfolios		July 1, 2008	December 31, 2008	Six-Month period	Six-Month period

AST DeAM Large-Cap Value	Actual	$1,000.00	$724.90	0.98%	$4.25
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98

AST Federated Aggressive Growth	Actual	$1,000.00	$673.50	1.19%	$5.01
	Hypothetical	$1,000.00	$1,019.15	1.19%	$6.04

AST First Trust Balanced Target	Actual	$1,000.00	$742.60	1.01%	$4.42
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13

AST First Trust Capital Appreciation Target	Actual	$1,000.00	$650.90	1.01%	$4.19
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13

AST Focus Four Plus	Actual**	$1,000.00	$753.00	1.69%	$6.60
	Hypothetical	$1,000.00	$1,016.64	1.69%	$8.57

AST Global Real Estate	Actual	$1,000.00	$606.00	1.24%	$5.01
	Hypothetical	$1,000.00	$1,018.90	1.24%	$6.29

AST Goldman Sachs Concentrated Growth	Actual	$1,000.00	$633.40	1.04%	$4.27
	Hypothetical	$1,000.00	$1,019.91	1.04%	$5.28

AST Goldman Sachs Mid-Cap Growth	Actual	$1,000.00	$618.80	1.21%	$4.92
	Hypothetical	$1,000.00	$1,019.05	1.21%	$6.14

AST Goldman Sachs Small-Cap Value	Actual	$1,000.00	$780.70	1.18%	$5.28
	Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99

AST Horizon Growth Asset Allocation	Actual	$1,000.00	$763.50	1.30%	$5.76
	Hypothetical	$1,000.00	$1,018.60	1.30%	$6.60

AST Horizon Moderate Asset Allocation	Actual	$1,000.00	$807.50	1.25%	$5.68
	Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34

AST International Growth	Actual	$1,000.00	$565.40	1.18%	$4.64
	Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99

AST International Value	Actual	$1,000.00	$648.70	1.18%	$4.89
	Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99

AST JPMorgan International Equity	Actual	$1,000.00	$651.70	1.02%	$4.23
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18

AST Large-Cap Value	Actual	$1,000.00	$700.30	0.85%	$3.63
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32

AST Marsico Capital Growth	Actual	$1,000.00	$648.70	1.02%	$4.23
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18

AST MFS Global Equity	Actual	$1,000.00	$730.80	1.36%	$5.92
	Hypothetical	$1,000.00	$1,018.30	1.36%	$6.90

AST MFS Growth	Actual	$1,000.00	$682.20	1.05%	$4.44
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

AST Mid-Cap Value	Actual	$1,000.00	$661.10	1.15%	$4.80
	Hypothetical	$1,000.00	$1,019.36	1.15%	$5.84

AST Money Market	Actual	$1,000.00	$1,010.40	0.56%	$2.83
	Hypothetical	$1,000.00	$1,022.32	0.56%	$2.85

AST Neuberger Berman Mid-Cap Growth	Actual	$1,000.00	$642.10	1.06%	$4.38
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38

AST Neuberger Berman Small-Cap Growth	Actual	$1,000.00	$651.20	1.18%	$4.90
	Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2008

		Beginning	Ending	Annualized Expense	Expenses Paid
		Account Value	Account Value	Ratio based on the	During the
Advanced Series Trust Portfolios		July 1, 2008	December 31, 2008	Six-Month period	Six-Month period

AST Neuberger Berman/LSV Mid-Cap Value	Actual	$1,000.00	$619.90	1.05%	$4.28
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

AST Niemann Capital Growth Asset Allocation	Actual	$1,000.00	$795.80	1.26%	$5.69
	Hypothetical	$1,000.00	$1,018.80	1.26%	$6.39

AST Parametric Emerging Markets Equity	Actual	$1,000.00	$543.00	1.63%	$6.32
	Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26

AST Preservation Asset Allocation	Actual	$1,000.00	$839.50	1.02%	$4.72
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18

AST QMA US Equity Alpha	Actual	$1,000.00	$688.10	1.83%	$7.77
	Hypothetical	$1,000.00	$1,015.94	1.83%	$9.27

AST Schroders Multi-Asset World Strategies	Actual	$1,000.00	$740.80	1.49%	$6.52
	Hypothetical	$1,000.00	$1,017.65	1.49%	$7.56

AST Small-Cap Growth	Actual	$1,000.00	$684.60	1.09%	$4.62
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53

AST Small-Cap Value	Actual	$1,000.00	$763.20	1.12%	$4.96
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69

AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$790.40	1.01%	$4.55
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13

AST T. Rowe Price Large-Cap Growth	Actual	$1,000.00	$655.10	1.03%	$4.29
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23

AST T. Rowe Price Natural Resources	Actual	$1,000.00	$437.70	1.04%	$3.76
	Hypothetical	$1,000.00	$1,019.91	1.04%	$5.28

AST UBS Dynamic Alpha	Actual	$1,000.00	$819.00	1.16%	$5.30
	Hypothetical	$1,000.00	$1,019.30	1.16%	$5.89

Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2008, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

** AST Focus Four Plus Portfolios’ “Actual” expenses are calculated using the 164 day period ended December 31, 2008 due to its inception date of July 21, 2008.

[THIS PAGE INTENTIONALLY LEFT BLANK]

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 86.4%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS(w) — 65.5%
AST AllianceBernstein Growth & Income Portfolio	3,134,991	$38,999,287
AST Cohen & Steers Realty Portfolio	30,807,814	116,145,460
AST DeAM Large-Cap Value Portfolio	6,837,729	45,402,521
AST Federated Aggressive Growth Portfolio	2,540,981	13,416,378
AST Global Real Estate Portfolio*	21,663,937	113,302,388
AST High Yield Portfolio	16,283,711	86,303,667
AST International Growth Portfolio	24,271,032	184,702,555
AST International Value Portfolio	16,431,724	183,870,990
AST Large-Cap Value Portfolio	6,617,777	67,898,394
AST Marsico Capital Growth Portfolio	5,352,911	67,714,325
AST MFS Growth Portfolio	5,140,742	35,368,308
AST Mid-Cap Value Portfolio	5,237,153	37,288,528
AST Money Market Portfolio	125,536	125,536
AST Neuberger Berman Mid-Cap Growth Portfolio*	2,943,258	37,644,268
AST Parametric Emerging Markets Equity Portfolio*	25,079,329	123,390,300
AST PIMCO Limited Maturity Bond Porfolio	3,332,915	36,162,125
AST PIMCO Total Return Bond Portfolio	23,764,633	268,777,994
AST QMA US Equity Alpha Portfolio	9,108,691	74,964,527
AST Small-Cap Growth Portfolio*	1,174,631	13,155,862
AST Small-Cap Value Portfolio	2,759,277	23,922,934
AST T. Rowe Price Large-Cap Growth Portfolio	6,455,594	44,995,493
AST T. Rowe Price Natural Resources Portfolio	2,243,857	40,299,663
AST Western Asset Core Plus Bond Portfolio	6,718,201	63,486,997

TOTAL AFFILIATED MUTUAL FUNDS
(cost $2,326,200,154)		1,717,338,500

MUTUAL FUNDS — 1.5%
Alpha Hedged Strategies Fund	539,263	4,821,010
Calamos Market Neutral Income Fund	586,076	6,024,860
Forum Funds – Absolute Strategies Fund	662,121	5,919,365
Gateway Fund	240,679	5,814,806
Hussman Strategic Growth Fund	327,497	4,005,283
Ivy Asset Strategy Fund	284,783	5,183,051
Merger Fund (The)	453,504	6,494,178

TOTAL MUTUAL FUNDS
(cost $46,668,206)		38,262,553

COMMON STOCKS — 4.4%
Advertising
Harte-Hanks, Inc.	5,200	32,448

Aerospace & Defense
Argon St, Inc.*	4,200	79,212
General Dynamics Corp.	4,400	253,396
Goodrich Corp.	7,100	262,842
Northrop Grumman Corp.	4,200	189,168

		784,618

Airlines
Allegiant Travel Co.*	2,500	121,425

Auto Parts & Equipment
ArvinMeritor, Inc.	5,000	14,250
Asbury Automotive Group, Inc.	2,600	11,882
Fuel Systems Solutions, Inc.*	7,400	242,424
Titan International, Inc.	19,700	162,525

		431,081

Beverages
Coca-Cola Co. (The)	1,700	76,959
Coca-Cola Enterprises, Inc.	23,400	281,502
Peet’s Coffee & Tea, Inc.*	1,800	41,850
PepsiAmericas, Inc.	13,000	264,680

		664,991

Biotechnology
Amgen, Inc.*	1,900	109,725
Charles River Laboratories International, Inc.*	1,900	49,780
Cubist Pharmaceuticals, Inc.*	9,800	236,768
Life Technologies Corp.*	8,300	193,473
Martek Biosciences Corp.	8,100	245,511
Medicis Pharmaceutical Corp. (Class A Stock)	7,100	98,690
Myriad Genetics, Inc.*	1,300	86,138

		1,020,085

Building Materials
AAON, Inc.	5,100	106,488
NCI Building Systems, Inc.*	11,900	193,970

		300,458

Chemicals — 0.1%
Airgas, Inc.	6,700	261,233
Celanese Corp. (Class A Stock)	4,000	49,720
CF Industries Holdings, Inc.	3,700	181,892
Dow Chemical Co. (The)	10,200	153,918
Eastman Chemical Co.	2,300	72,933
Ferro Corp.	11,200	78,960
Innophos Holdings, Inc.	2,800	55,468
Intrepid Potash, Inc.*	12,800	265,856
Mosaic Co. (The)	5,400	186,840
Olin Corp.	4,000	72,320
OM Group, Inc.*	11,300	238,543
Polypore International, Inc.*	3,300	24,948
Solutia, Inc.*	7,500	33,750
Terra Industries, Inc.	14,800	246,716

		1,923,097

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Clothing & Apparel
Coach, Inc.*	12,100	$251,317
Polo Ralph Lauren Corp.	1,200	54,492

		305,809

Commercial Banks — 0.1%
Ameris Bancorp	2,800	33,180
Bank of Hawaii Corp.	3,900	176,163
Central Pacific Financial Corp.	19,600	196,784
First Midwest Bancorp, Inc.	13,600	271,592
Huntington Bancshares, Inc.	24,000	183,840
Morgan Stanley	2,200	35,288
Regions Financial Corp.	24,700	196,612
Sterling Financial Corp.	27,500	242,000
Sun Bancorp, Inc.*	1,400	10,486
Susquehanna Bancshares, Inc.	2,500	39,775
Webster Financial Corp.	6,600	90,948
Zions Bancorp	3,800	93,138

		1,569,806

Commercial Services & Supplies — 0.3%
Accenture Ltd. (Class A Stock) (Bermuda)	8,100	265,599
Aegean Marine Petroleum Network, Inc. (Marshall Island)	43,600	739,456
Albany Molecular Research, Inc.*	2,900	28,246
American Ecology Corp.	1,200	24,276
AMN Healthcare Services, Inc.*	12,700	107,442
Apollo Group, Inc. (Class A Stock)*	3,300	252,846
Atlantia SpA (Italy)	93,212	1,697,355
Brisa (Portugal)	112,649	837,899
CDI Corp.	3,000	38,820
Cia de Concessoes Rodoviarias (Brazil)	149,900	1,518,927
Corporate Executive Board Co. (The)	10,200	225,012
CRA International, Inc.*	4,200	113,106
Deluxe Corp.	21,400	320,144
H&E Equipment Services, Inc.*	3,300	25,443
Hamburger Hafen und Logistik AG (Germany)	26,811	875,811
ITT Educational Services, Inc.*	1,900	180,462
Jackson Hewitt Tax Service, Inc.	3,900	61,191
Kenexa Corp.*	9,800	78,204
Lincoln Educational Services Corp.*	1,100	14,575
Monster Worldwide, Inc.*	2,700	32,643
On Assignment, Inc.*	9,800	55,566
PHH Corp.*	5,800	73,834
Pre-Paid Legal Services, Inc.*	300	11,187
Rent-A-Center, Inc.*	10,000	176,500
Riskmetrics Group, Inc.*	2,200	32,758
RR Donnelley & Sons Co.	16,300	221,354
Service Corp. International	41,500	206,255
United Rentals, Inc.*	15,900	145,008
Weight Watchers International, Inc.	700	20,594

		8,380,513

Computer Services & Software — 0.1%
Adobe Systems, Inc.*	8,600	183,094
Computer Sciences Corp.*	1,600	56,224
DivX, Inc.*	4,200	21,966
DST Systems, Inc.*	1,000	37,980
iGate Corp.*	7,900	51,429
Integral Systems, Inc.*	11,500	138,575
JDA Software Group, Inc.*	4,600	60,398
MICROS Systems, Inc.*	2,200	35,904
Parametric Technology Corp.*	3,700	46,805
SPSS, Inc.*	7,500	202,200
Symantec Corp.*	19,300	260,936
SYNNEX Corp.*	4,000	45,320
Synopsys, Inc.*	10,200	188,904
Syntel, Inc.	8,700	201,144
thinkorswim Group, Inc.*	12,500	70,250

		1,601,129

Computers & Peripherals — 0.1%
Dell, Inc.*	21,700	222,208
Hewlett-Packard Co.	5,300	192,337
Multi-Fineline Electronix, Inc.*	10,100	118,069
NCI, Inc. (Class A Stock)*	2,900	87,377
NCR Corp.*	15,100	213,514
NetApp, Inc.*	11,700	163,449
Radisys Corp.*	10,200	56,406
Synaptics, Inc.*	2,900	48,024

		1,101,384

Consumer Products & Services
American Greetings Corp. (Class A Stock)	16,200	122,634
Colgate-Palmolive Co.	2,400	164,496
Jarden Corp.*	17,400	200,100
Kimberly-Clark Corp.	1,800	94,932
Procter & Gamble Co.	1,600	98,912

		681,074

Containers & Packaging
AEP Industries, Inc.*	2,600	45,708
Ball Corp.	5,900	245,381
Greif, Inc. (Class A Stock)	7,200	240,696

		531,785

Distribution/Wholesale
FGX International Holdings Ltd. (Virgin Islands)*	4,900	67,326
Fossil, Inc.*	5,100	85,170
WESCO International, Inc.*	13,400	257,682

		410,178

Diversified Financial Services
Ameriprise Financial, Inc.	12,500	292,000
CIT Group, Inc.	3,400	15,436
Discover Financial Services	25,000	238,250
optionsXpress Holdings, Inc.	4,600	61,456
World Acceptance Corp.*	400	7,904

		615,046

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Electric — 0.9%
AES Corp. (The)*	217,000	$1,788,080
Ameren Corp.	4,600	152,996
American Electric Power Co., Inc.	29,400	978,432
CEZ A/S (Czech Republic)	24,300	987,489
Cia Energetica de Minas Gerais, ADR (Brazil)	98,400	1,352,016
CMS Energy Corp.	8,800	88,880
Dominion Resources, Inc.	20,200	723,968
DPL, Inc.	10,700	244,388
Dynegy, Inc. (Class A Stock)*	612,000	1,224,000
E.ON AG (Germany)	14,658	579,474
Edison International	32,600	1,047,112
El Paso Electric Co.*	9,000	162,810
Electricite de France (France)	18,749	1,081,573
Enersis SA, ADR (Chile)	116,400	1,482,936
Entergy Corp.	22,400	1,862,112
Exelon Corp.	600	33,366
Hera SpA (Italy)	420,741	894,820
IBERDROLA SA (Spain)	99,195	901,773
International Power PLC (United Kingdom)	155,447	536,945
Mirant Corp.*	12,700	239,649
MPX Energia SA (Brazil)*	3,900	234,134
NV Energy, Inc.	24,300	240,327
OGE Energy Corp.	4,600	118,588
Pepco Holdings, Inc.	1,100	19,536
PPL Corp.	55,900	1,715,571
Public Service Enterprise Group, Inc.	500	14,585
Puget Energy, Inc.	61,400	1,674,378
RWE AG (Germany)	10,624	940,713
Tractebel Energia SA (Brazil)	133,600	1,062,727

		22,383,378

Electronic Components & Equipment — 0.1%
Belden CDT, Inc.	2,800	58,464
CTS Corp.	2,100	11,571
Daktronics, Inc.	24,300	227,448
Dionex Corp.*	4,200	188,370
DTS, Inc.*	4,600	84,410
Emerson Electric Co.	6,900	252,609
II-VI, Inc.*	1,300	24,817
Methode Electronics, Inc.	7,000	47,180
Mettler-Toledo International, Inc.*	3,300	222,420
NVE Corp.*	2,000	52,260
Rogers Corp.*	2,000	55,540
Trimble Navigation Ltd.*	12,100	261,481
Tyco Electronics Ltd. (Bermuda)	7,000	113,470

		1,600,040

Energy – Alternate Sources — 0.1%
Areva SA (France)	1,527	742,911
First Solar, Inc.*	3,600	496,656
Headwaters, Inc.*	19,800	133,650

		1,373,217

Engineering/Construction — 0.2%
Bouygues SA (France)	18,210	764,445
Chicago Bridge & Iron Co. NV (Netherlands)	39,900	400,995
EMCOR Group, Inc.*	2,500	56,075
Fluor Corp.	25,400	1,139,698
Foster Wheeler Ltd.*	23,100	540,078
Jacobs Engineering Group, Inc.*	4,600	221,260
KBR, Inc.	5,400	82,080
Perini Corp.*	5,100	119,238
Vinci SA (France)	32,581	1,358,674

		4,682,543

Entertainment & Leisure
Ambassadors Group, Inc.	1,700	15,640
Callaway Golf Co.	13,100	121,699
International Speedway Corp. (Class A Stock)	4,000	114,920
Steinway Musical Instruments, Inc.*	1,000	17,510

		269,769

Environmental Control — 0.2%
EnergySolutions, Inc.	85,300	481,945
Nalco Holding Co.	19,200	221,568
Republic Services, Inc.	110,220	2,732,354
Shanks Group PLC (United Kingdom)	405,823	635,985
Stericycle, Inc.*	3,700	192,696
Waste Management, Inc.	35,900	1,189,726
Waste Services, Inc.*	8,700	57,246

		5,511,520

Farming & Agriculture
Bunge Ltd.	4,500	232,965

Financial – Bank & Trust
Goldman Sachs Group, Inc. (The)	1,500	126,585

Foods
ConAgra Foods, Inc.	13,400	221,100
Diamond Foods, Inc.	1,200	24,180
Kroger Co. (The)	6,100	161,101
Lifeway Foods, Inc.*	1,100	9,878
Nash-Finch Co.	1,000	44,890
Safeway, Inc.	10,600	251,962
Smart Balance, Inc.*	4,800	32,640
SUPERVALU, Inc.	12,800	186,880

		932,631

Healthcare Products — 0.1%
American Medical Systems Holdings, Inc.*	19,400	174,406
AngioDynamics, Inc.*	1,200	16,428
CryoLife, Inc.*	8,200	79,622
Cyberonics, Inc.*	1,600	26,512
Gen-Probe, Inc.*	500	21,420
Intuitive Surgical, Inc.*	700	88,893
Invacare Corp.	1,600	24,832

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Healthcare Products (cont’d.)
Inverness Medical Innovations, Inc.*	2,600	$49,166
Kensey Nash Corp.*	1,200	23,292
Merit Medical Systems, Inc.*	1,300	23,309
Somanetics Corp.*	9,300	153,543
Synovis Life Technologies, Inc.*	8,200	153,668
Vnus Medical Technologies, Inc.*	10,000	162,200
West Pharmaceutical Services, Inc.	4,400	166,188

		1,163,479

Healthcare Providers & Services
AMERIGROUP Corp.*	3,800	112,176
Covance, Inc.*	800	36,824
Hill-Rom Holdings, Inc.	10,900	179,414
Humana, Inc.*	7,500	279,600
Life Sciences Research, Inc.*	3,300	31,020
LifePoint Hospitals, Inc.*	10,600	242,104
National Healthcare Corp.	700	35,448
UnitedHealth Group, Inc.	3,100	82,460
WellPoint, Inc.*	1,000	42,130

		1,041,176

Home Furnishings
Harman International Industries, Inc.	4,600	76,958

Hotels, Restaurants & Leisure
Ameristar Casinos, Inc.	16,000	138,240
Boyd Gaming Corp.	2,900	13,717
California Pizza Kitchen, Inc.*	24,600	263,712
CKE Restaurants, Inc.	800	6,944
Jack in the Box, Inc.*	12,000	265,080
Panera Bread Co. (Class A Stock)*	4,800	250,752

		938,445

Household Durables
Stanley Works (The)	1,400	47,740

Insurance — 0.1%
Aflac, Inc.	2,000	91,680
Allied World Assurance Holdings Ltd. (Bermuda)	6,700	272,020
American Financial Group, Inc.	11,100	253,968
American Physicians Capital, Inc.	6,000	288,600
Aspen Insurance Holdings Ltd. (Bermuda)	800	19,400
AXIS Capital Holdings Ltd. (Bermuda)	9,200	267,904
CNA Financial Corp.	1,500	24,660
Endurance Specialty Holdings Ltd. (Bermuda)	8,900	271,717
Everest Re Group Ltd. (Bermuda)	400	30,456
FBL Financial Group, Inc. (Class A Stock)	2,600	40,170
Hartford Financial Service Group, Inc. (The)	3,100	50,902
IPC Holdings Ltd. (Bermuda)	4,000	119,600
Life Partners Holdings, Inc.	1,400	61,096
MBIA, Inc.*	11,000	44,770
PartnerRe Ltd. (Bermuda)	1,400	99,778
Platinum Underwriters Holdings Ltd. (Bermuda)	7,800	281,424
RenaissanceRe Holdings Ltd.	2,900	149,524
SeaBright Insurance Holdings, Inc.*	6,100	71,614
Transatlantic Holdings, Inc.	400	16,024
XL Capital Ltd. (Class A Stock) (Cayman Islands)	6,300	23,310

		2,478,617

Internet Software & Services — 0.1%
Avocent Corp.*	6,800	121,788
EarthLink, Inc.*	37,100	250,796
F5 Networks, Inc.*	9,400	214,884
IAC/InterActiveCorp*	9,300	146,289
Iliad SA (France)	14,761	1,272,146
Keynote Systems, Inc.*	3,400	26,214
Overstock.com, Inc.*	9,200	99,176
PC-Tel, Inc.	16,600	109,062
Shutterfly, Inc.*	3,700	25,863
Stamps.com, Inc.*	8,500	83,555
TIBCO Software, Inc.*	900	4,671
United Online, Inc.	33,100	200,917
ValueClick, Inc.*	32,600	222,984

		2,778,345

Investment Companies
Ares Capital Corp.	7,900	50,007
Babcock & Brown Wind Partners (Australia)	1,161,487	740,252
Hercules Technology Growth Capital, Inc.	10,300	81,576
Medallion Financial Corp.	2,200	16,786
MVC Capital, Inc.	1,800	19,746
Prospect Capital Corp.	2,500	29,925

		938,292

Machinery & Equipment — 0.1%
AGCO Corp.*	8,300	195,797
Altra Holdings, Inc.*	4,200	33,222
Bucyrus International, Inc. (Class A Stock)	10,500	194,460
Cognex Corp.	13,100	193,880
Columbus McKinnon Corp.*	7,700	105,105
Cummins, Inc.	9,100	243,243
EnPro Industries, Inc.*	9,100	196,014
Gardner Denver, Inc.*	2,500	58,350
Insteel Industries, Inc.	3,100	34,999

		1,255,070

Manufacturing
Actuant Corp. (Class A Stock)	12,900	245,358
Acuity Brands, Inc.	3,600	125,676
Blount International, Inc.*	9,800	92,904
Leggett & Platt, Inc.	7,300	110,887
Tyco International Ltd. (Bermuda)	11,500	248,400

		823,225

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Media
CBS Corp. (Class B Stock)	18,000	$147,420
DIRECTV Group, Inc. (The)*	4,100	93,931
DISH Network Corp. (Class A Stock)*	1,500	16,635
Gannett Co., Inc.	28,200	225,600
Liberty Media Corp. – Entertainment (Class A Stock)*	13,400	234,232

		717,818

Metals & Mining
AK Steel Holding Corp.	2,900	27,028
Century Aluminum Co.*	10,500	105,000
Cliffs Natural Resources, Inc.	8,700	222,807
Commercial Metals Co.	3,600	42,732
Massey Energy Co.	2,200	30,338
Olympic Steel, Inc.	3,300	67,221
Reliance Steel & Aluminum Co.	7,600	151,544
RTI International Metals, Inc.*	900	12,879
Sun Hydraulics Corp.	2,300	43,332
United States Steel Corp.	3,200	119,040
Valmont Industries, Inc.	1,400	85,904

		907,825

Office Equipment & Supplies
Steelcase, Inc. (Class A Stock)	1,900	10,678
Xerox Corp.	21,300	169,761

		180,439

Oil, Gas & Consumable Fuels — 0.4%
Apache Corp.	1,700	126,701
ATP Oil & Gas Corp.*	14,500	84,825
Atwood Oceanics, Inc.*	2,600	39,728
CenterPoint Energy, Inc.	19,100	241,042
Cimarex Energy Co.	1,800	48,204
Complete Production Services, Inc.*	23,400	190,710
Diamond Offshore Drilling, Inc.	1,800	106,092
Enagas (Spain)	47,396	1,025,135
Energen Corp.	7,100	208,243
ENSCO International, Inc.	6,300	178,857
Equitable Resources, Inc.	43,800	1,469,490
GDF Suez (France)	19,300	947,696
Gulf Island Fabrication, Inc.	1,100	15,851
Gulfport Energy Corp.*	10,800	42,660
Helix Energy Solutions Group, Inc.*	13,000	94,120
Mariner Energy, Inc.*	14,100	143,820
Murphy Oil Corp.	2,600	115,310
Nabors Industries Ltd. (Bermuda)*	800	9,576
Newfield Exploration Co.*	7,600	150,100
NiSource, Inc.	10,300	112,991
Noble Corp. (Cayman Islands)	8,700	191,922
Noble Energy, Inc.	1,200	59,064
Oil States International, Inc.*	2,400	44,856
Patterson-UTI Energy, Inc.	7,000	80,570
Pioneer Drilling Co.*	3,800	21,166
Pride International, Inc.*	5,800	92,684
Questar Corp.	5,200	169,988
SEACOR Holdings, Inc.*	3,400	226,610
Sempra Energy	31,100	1,325,793
Snam Rete Gas SpA (Italy)	195,840	1,078,018
Southwestern Energy Co.*	7,300	211,481
Sunoco, Inc.	2,200	95,612
Superior Energy Services, Inc.*	12,500	199,125
Swift Energy Co.*	8,500	142,885
TETRA Technologies, Inc.*	16,500	80,190
Unit Corp.*	6,400	171,008
Willbros Group, Inc. (Panama)*	17,300	146,531

		9,688,654

Paper & Forest Products
Buckeye Technologies, Inc.*	4,200	15,288

Pharmaceuticals — 0.1%
Alkermes, Inc.*	12,300	130,995
Allergan, Inc.	3,100	124,992
Cephalon, Inc.*	3,000	231,120
CV Therapeutics, Inc.*	16,400	151,044
Eli Lilly & Co.	3,700	148,999
Endo Pharmaceuticals Holdings, Inc.*	10,400	269,152
Express Scripts, Inc.*	4,100	225,418
Forest Laboratories, Inc.*	1,500	38,205
Isis Pharmaceuticals, Inc.*	17,200	243,896
King Pharmaceuticals, Inc.*	22,200	235,764
Medicines Co. (The)*	15,900	234,207
PharMerica Corp.*	1,000	15,670
Viropharma, Inc.*	5,100	66,402
Warner Chilcott Ltd. (Class A Stock) (Bermuda)*	16,100	233,450

		2,349,314

Pipelines — 0.3%
Enbridge, Inc. (Canada)	26,900	873,443
Energy Transfer Equity LP	55,500	899,655
ONEOK, Inc.	50,100	1,458,912
Plains All American Pipeline LP	18,900	655,641
Regency Energy Partners LP	65,000	523,250
SemGroup Energy Partners LP	112,600	283,752
Williams Cos., Inc.	99,400	1,439,312
Williams Partners LP	45,200	539,688

		6,673,653

Real Estate
CB Richard Ellis Group, Inc. (Class A Stock)*	1,200	5,184

Real Estate Investment Trusts — 0.1%
Annaly Capital Management, Inc.	2,000	31,740
Apartment Investment & Management Co. (Class A Stock)	20,900	241,395
Brandywine Realty Trust	12,300	94,833
Capital Trust, Inc. (Class A Stock)	5,100	18,360
CapitalSource, Inc.	10,100	46,662
CBL & Associates Properties, Inc.	10,300	66,950
Colonial Properties Trust	9,400	78,302
Developers Diversified Realty Corp.	4,200	20,496
DiamondRock Hospitality Co.	5,700	28,899

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Real Estate Investment Trusts (cont’d.)
Duke Realty Corp.	4,200	$46,032
First Industrial Realty Trust, Inc.	15,000	113,250
First Potomac Realty Trust	6,600	61,380
Hospitality Properties Trust	11,500	171,005
Host Hotels & Resorts, Inc.	9,400	71,158
Kite Realty Group Trust	3,400	18,904
LaSalle Hotel Properties	22,200	245,310
Lexington Realty Trust	7,900	39,500
Mack-Cali Realty Corp.	2,900	71,050
NorthStar Realty Finance Corp.	5,700	22,287
Parkway Properties, Inc.	6,800	122,400
Pennsylvania Real Estate Investment Trust	9,000	67,050
ProLogis	200	2,778
Ramco-Gershenson Properties Trust	1,200	7,416
SL Green Realty Corp.	1,300	33,670
Sunstone Hotel Investors, Inc.	20,000	123,800

		1,844,627

Retail & Merchandising — 0.1%
99 Cents Only Stores*	5,900	64,487
Aeropostale, Inc.*	14,200	228,620
America’s Car-Mart, Inc.*	4,800	66,288
American Eagle Outfitters, Inc.	25,400	237,744
AnnTaylor Stores Corp.*	14,900	85,973
Big Lots, Inc.*	14,200	205,758
Copart, Inc.*	8,700	236,553
Genesco, Inc.*	12,800	216,576
Gymboree Corp.*	10,000	260,900
JC Penney Co., Inc.	3,900	76,830
Pantry, Inc. (The)*	2,800	60,060
PetMed Express, Inc.*	3,600	63,468
Phillips-Van Heusen Corp.	8,200	165,066
Ross Stores, Inc.	8,700	258,651
Tractor Supply Co.*	1,600	57,824
Urban Outfitters, Inc.*	8,600	128,828

		2,413,626

Savings & Loan
First Financial Holdings, Inc.	3,400	68,816
Washington Federal, Inc.	2,700	40,392

		109,208

Semiconductors — 0.1%
Analog Devices, Inc.	12,500	237,750
Applied Micro Circuits Corp.*	5,300	20,829
Broadcom Corp. (Class A Stock)*	14,100	239,277
Cabot Microelectronics Corp.*	9,800	255,486
Integrated Device Technology, Inc.*	37,200	208,692
Intel Corp.	1,400	20,524
Intersil Corp. (Class A Stock)	17,500	160,825
Marvell Technology Group Ltd. (Bermuda)*	13,000	86,710
Micrel, Inc.	32,400	236,844
National Semiconductor Corp.	21,600	217,512
Netlogic Microsystems, Inc.*	1,000	22,010
Silicon Laboratories, Inc.*	11,000	272,580
Skyworks Solutions, Inc.*	15,800	87,532
Supertex, Inc.*	3,200	76,832
Techwell, Inc.*	2,500	16,250
Tessera Technologies, Inc.*	600	7,128
Volterra Semiconductor Corp.*	29,600	211,640
Xilinx, Inc.	12,900	229,878

		2,608,299

Software
MicroStrategy, Inc. (Class A Stock)*	3,900	144,807
Omnicell, Inc.*	3,700	45,177

		189,984

Specialty Retail
Buckle, Inc. (The)	3,500	76,370
Charlotte Russe Holding, Inc.*	19,700	127,853

		204,223

Telecommunications — 0.4%
ADTRAN, Inc.	2,200	32,736
Alaska Communications Systems Group, Inc.	139,300	1,306,634
America Movil SAB de CV (Class L Stock), ADR (Mexico)	24,000	743,760
Chunghwa Telecom Co. Ltd., ADR (Taiwan)	95,196	1,485,058
Crown Castle International Corp.*	60,600	1,065,348
France Telecom SA (France)	30,456	845,012
GeoEye, Inc.*	12,000	230,760
Harris Corp.	6,800	258,740
Ixia*	16,500	95,370
JDS Uniphase Corp.*	2,800	10,220
Koninklijke KPN NV (Netherlands)	37,700	543,962
NII Holdings, Inc.*	55,100	1,001,718
NTELOS Holdings Corp.	1,900	46,854
QUALCOMM, Inc.	2,700	96,741
SBA Communications Corp. (Class A Stock)*	54,800	894,336
Switch & Data Facilities Co., Inc.*	5,100	37,689
United States Cellular Corp.*	1,800	77,832
USA Mobility, Inc.*	6,400	74,048
Verizon Communications, Inc.	6,500	220,350
Windstream Corp.	27,800	255,760

		9,322,928

Transportation — 0.3%
Aircastle Ltd.	125,700	600,846
Burlington Northern Santa Fe Corp.	6,200	469,402
C.H. Robinson Worldwide, Inc.	20,900	1,150,127
Expeditors International of Washington, Inc.	43,200	1,437,264
International Shipholding Corp.	700	17,731
Norfolk Southern Corp.	4,800	225,840
Overseas Shipholding Group, Inc.	6,000	252,660
Pacer International, Inc.	18,500	192,955
Ryder System, Inc.	6,800	263,704

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
			Value
(Continued)		Shares	(Note 2)

Transportation (cont’d.)
Union Pacific Corp.		31,100	$1,486,580
UTi Worldwide, Inc. (British Virgin Islands)		65,100	933,534

			7,030,643

Water
American Water Works Co., Inc.		11,100	231,768
Cia de Saneamento de Minas Gerais-COPASA (Brazil)		72,100	581,561
Connecticut Water Service, Inc.		1,100	25,971
Middlesex Water Co.		2,800	48,244

			887,544

TOTAL COMMON STOCKS
(cost $176,796,531)			114,278,179

EXCHANGE TRADED FUNDS — 3.6%
iShares Barclays 20+ Year Treasury Bond Fund		33,900	4,045,965
iShares Barclays Aggregate Bond Fund		152,500	15,841,700
iShares Barclays TIPS Bond Fund		105,500	10,469,820
iShares FTSE/Xinhua China 25 Index Fund		105,400	3,075,572
Ishares Iboxx $ High Yield Corporate Bond Fund		86,400	6,573,312
Ishares Iboxx Investment Grade Corporate Bond Fund		64,800	6,586,920
iShares MSCI EAFE Index Fund		322,000	14,448,140
iShares MSCI Emerging Markets Index Fund		129,100	3,223,627
iShares S&P Global 100 Index Fund		206,221	10,339,921
iShares S&P National Municipal Bond Fund		64,500	6,417,750
SPDR DJ Wilshire REIT		182,900	7,412,937
SPDR Gold Trust*		76,000	6,577,800

TOTAL EXCHANGE TRADED FUNDS
(cost $95,969,441)			95,013,464

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATIONS — 4.9%
U.S. Treasury Inflationary Indexed Bonds, TIPS
1.75%	01/15/28	$43,200	41,260,991
1.875%	07/15/13	10,000	11,101,791
2.00%	04/15/12-07/15/14	40,000	43,004,609
2.375%	04/15/11-01/15/25	15,600	16,662,009
2.625%	07/15/17	16,200	17,347,434

TOTAL U.S. TREASURY OBLIGATIONS
(cost $131,183,950)			129,376,834

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount
Rate	Date	(Unaudited)		(000)#

CORPORATE BONDS — 2.4%
Building Materials
C8 Capital SPV Ltd.,
Notes (Mexico)
6.64%(c)	12/29/49	BB(d)		$750	383,925

Commercial Banks — 1.5%
American Express Centurion Bank,
Sr. Unsec’d. Notes
0.534%(c)	03/23/10	A1		300	277,274
ANZ National International Ltd.,
Bank Gtd. Notes, 144A (New Zealand)
(original cost $696,556;
purchased 08/06/08)(f)(g)
6.20%	07/19/13	Aa2		700	677,292
Banque Centrale de Tunisie,
Unsub. Notes (Tunisia)
7.375%	04/25/12	Baa2		250	248,750
Compagnie de Financement Foncier,
Covered Bond, MTN (France)
0.60%	03/23/10	Aaa	JPY	1,550,000	16,715,839
Depfa ACS Bank,
Covered Bond, MTN (Ireland)
1.65%	12/20/16	Aa1	JPY	1,760,000	12,527,744
European Investment Bank,
Sr. Unsec’d. Notes, MTN (SNAT)
4.75%	10/15/17	Aaa	EUR	1,300	1,930,462
Kreditanstalt Fuer Wiederaufbau,
Foreign Gov’t. Gtd. Bonds, MTN (Germany)
4.375%	07/04/18	Aaa	EUR	900	1,293,612
Morgan Stanley,
Sub. Notes
4.75%	04/01/14	A3		1,100	838,078
RSHB Capital SA for OJSC
Russian Agricultural Bank,
Sr. Sec’d. Notes (Luxembourg)
7.175%	05/16/13	A3		2,000	1,457,600
Swedbank Hypotek AB,
Covered Bond (Sweden)
4.00%	06/15/11	Aaa	SEK	12,000	1,546,028
VTB Capital SA,
Sr. Sec’d. Notes (Luxembourg)
6.609%	10/31/12	A2		2,000	1,394,860

					38,907,539

Diversified Financial Services — 0.1%
ISA Capital do Brasil SA,
Sr. Sec’d. Notes (Brazil)
8.80%	01/30/17	BB(d)		1,200	1,056,000
SLM Corp.,
Sr. Unsec’d. Notes, MTN
4.50%	07/26/10	Baa2		100	86,787
TransCapitalInvest Ltd. for OJSC AK Transneft,
Sec’d. Notes (Ireland)
6.103%	06/27/12	A3		2,000	1,527,900

					2,670,687

SEE NOTES TO FINANCIAL STATEMENTS.
A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE BONDS (Continued)
Electric — 0.1%
Empresa Energetica de Sergipe/
SA de Eletrificacao da Paraiba,
Gtd. Notes (Brazil)
10.50%	07/19/13	Ba3		$750	$663,750
Enersis SA,
Sr. Unsec’d. Notes (Chile)
7.375%	01/15/14	Baa3		1,100	1,145,585
Majapahit Holding BV,
Gtd. Notes (Netherlands)
7.25%	10/17/11	Ba3		1,000	753,426

					2,562,761

Financial – Bank & Trust — 0.3%
Bank of America Corp.,
Jr. Sub. Notes
8.125%(c)	12/29/49	A2		1,300	972,400
Sr. Unsec’d. Notes
5.65%	05/01/18	A1		400	402,374
Sr. Unsec’d. Notes, MTN
4.90%	05/01/13	A1		1,000	990,503
Bank of America NA,
Sr. Unsec’d. Notes
2.835%(c)	05/12/10	Aa2		1,000	979,152
BNP Paribas,
Sub. Notes, MTN (France)
7.781%(c)	06/29/49	Aa3	EUR	100	106,642
Citigroup, Inc.,
Jr. Sub. Notes
8.40%(c)	04/29/49	Baa3		300	198,087
Sr. Unsec’d. Notes
6.50%	08/19/13	A2		1,000	1,009,086
Sr. Unsec’d. Notes, MTN
4.792%(c)	02/09/16	A2	EUR	200	195,523
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, MTN
5.21%(c)	01/30/17	A1	EUR	500	456,284
HBOS Euro Finance LP,
Bank Gtd. Notes (United Kingdom)
7.627%(c)	12/29/49	A1	EUR	300	229,358
HBOS PLC,
Jr. Sub. Notes, 144A (United Kingdom)
(original cost $136,500;
purchased 11/18/08)(f)(g)
6.413%(c)	09/29/49	A1		300	116,358
Merrill Lynch & Co., Inc.,
Notes, MTN
6.875%	04/25/18	A1		100	104,603
Sr. Unsec’d. Notes, MTN
4.20%	05/30/14	A	EUR	500	531,311
Sr. Unsub. Notes, MTN
4.792%(c)	02/08/10	A1	EUR	500	632,455
Nordea Bank AB
Sub. Notes, MTN (Sweden)
3.87%	03/08/16	Aa	EUR	600	737,495
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes, 144A (United Kingdom)
(original cost $410,000;
purchased 11/25/08, 12/03/08)(f)(g)
6.99%(c)	10/29/49	A3		800	374,029
Societe Generale,
Jr. Sub. Notes (France)
7.756%(c)	05/22/49	A1	EUR	700	682,153

					8,717,813

Financial Services — 0.1%
Bear Stearns Cos. LLC (The),
Sr. Unsec’d. Notes
7.25%	02/01/18	Aa3		100	109,586
Citigroup Funding, Inc.,
Gtd. Notes, MTN
3.556%(c)	05/07/10	A2		1,000	948,070
General Electric Capital Corp.,
Sr. Unsec’d. Notes
4.80%	05/01/13	Aaa		600	590,335
Sr. Unsec’d. Notes, MTN
3.323%(c)	11/01/12	Aaa		400	330,667

					1,978,658

Home Builders
Desarrolladora Homex SAB de CV,
Gtd. Notes (Mexico)
7.50%	09/28/15	Ba3		1,000	720,000

Insurance — 0.1%
American International Group, Inc.,
Jr. Sub. Debs., 144A(f)(g)
(original cost $335,500;
purchased 11/18/08)
8.175%	05/15/58	Baa1		1,100	427,927
Jr. Sub. Notes
5.75%(c)	03/15/67	Baa1	GBP	200	63,261
8.625%(c)	05/22/38(g)	Baa1	GBP	700	301,928
Sr. Unsec’d. Notes
4.25%	05/15/13	A3		800	589,590
Sr. Unsec’d. Notes, 144A(f)(g)
(original cost $1,487,800;
purchased 11/18/08)
8.25%	08/15/18	A3		2,200	1,610,222

					2,992,928

Oil, Gas & Consumable Fuels — 0.2%
Gaz Capital SA,
Gtd. Notes (Luxembourg)
8.146%	04/11/18	A3		4,000	2,817,784
Pemex Project Funding Master Trust,
Gtd. Notes
6.625%	06/15/35	Baa1		500	423,250
Petroleos de Venezuela SA,
Gtd. Notes (Venezuela)
5.25%	04/12/17	BB-(d)		750	270,000
SEE NOTES TO FINANCIAL STATEMENTS.
A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE BONDS (Continued)
Oil, Gas & Consumable Fuels (cont’d.)
Petroleum Export Ltd.,
Sr. Sec’d. Notes (Cayman Islands)(g)
5.265%	06/15/11	Baa1		$91	$84,182
Ras Laffan Liquefied Natural Gas Co. Ltd. II,
Bonds (Qatar)(g)
5.298%	09/30/20	Aa2		600	431,460
Tengizchevroil Finance Co. SARL,
Sr. Sec’d. Notes (Kazakhstan)(g)
6.124%	11/15/14	Baa3		514	360,054

					4,386,730

Telecommunications
Mobile Telesystems Finance SA,
Gtd. Notes (Luxembourg)
8.00%	01/28/12	Ba2		500	390,000

TOTAL CORPORATE BONDS
(cost $69,650,839)					63,711,041

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 2.4%
Federal Home Loan Mortgage Corp.
5.50%	TBA			15,000	15,351,570
Federal National Mortgage Assoc.
5.00%	TBA			2,000	2,041,876
5.00%	TBA			3,900	3,981,658
5.50%	05/01/36-11/01/38			24,999	25,652,948
5.50%	TBA			4,000	4,100,000
5.50%	TBA			4,400	4,510,000
7.00%	10/01/48			300	307,306
Government National Mortgage Assoc.
6.00%	TBA			6,000	6,189,372

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(cost $61,215,701)					62,134,730

FOREIGN GOVERNMENT BONDS — 1.5%
Banco Nacional de Desenvolvimento
Economico e Social,
Sr. Unsec’d. Notes (Brazil)
6.369%	06/16/18	Baa3		2,000	1,900,000
Bundesrepublik Deutschland,
Bonds (Germany)
4.75%	07/04/34	Aaa	EUR	3,300	5,295,826
Canada Housing Trust No 1,
Foreign Gov’t. Gtd. Bonds (Canada)
3.95%	06/15/13	Aaa	CAD	3,700	3,210,203
Development Bank of Japan,
Foreign Gov’t. Gtd. Bonds (Japan)
1.05%	06/20/23	Aaa	JPY	836,000	8,255,235
France Government Bond Oat,
Bonds (France)
4.00%	10/25/38	Aaa	EUR	200	294,412
4.75%	04/25/35	Aaa	EUR	200	322,213
New South Wales Treasury Corp.,
Local Gov’t. Gtd. Notes (Australia)
7.00%	12/01/10	Aaa	AUD	1,030	756,813
Province of Quebec,
Debs. (Canada)
5.75%	12/01/36	Aa2	CAD	1,000	901,644
Rebublic of Panama,
Sr. Unsec’d. Notes (Panama)
9.375%	04/01/29	Ba1		1,600	1,760,000
Republic of Brazil,
Unsub. Notes (Brazil)
7.125%	01/20/37	Ba1		2,900	3,269,750
Republic of Colombia,
Unsec’d. Notes (Colombia)
7.375%	09/18/37	Ba1		600	592,500
Republic of Gabonese,
Bonds (Gabon)
8.20%	12/12/17	BB-(d)		800	532,000
Republic of Guatemala,
Sr. Unsec’d. Notes (Guatemala)
9.25%	08/01/13	Ba2		500	503,750
Republic of Indonesia,
Sr. Unsec’d. Notes (Indonesia)
7.75%	01/17/38	Ba3		500	413,758
Republic of Peru,
Sr. Unsub. Notes (Peru)
8.375%	05/03/16	Ba1		1,000	1,087,150
Republic of Philippines, (Philippines)
Sr. Unsec’d. Notes
6.375%	01/15/32	B1		1,800	1,728,000
Unsec’d. Notes
8.25%	01/15/14	B1		700	728,000
Republic of South Africa,
Sr. Unsec’d. Notes (South Africa)
6.50%	06/02/14	Baa1		1,500	1,380,000
Republic of Uruguay,
Unsec’d. Notes (Uruguay)
8.00%	11/18/22	Ba3		1,000	945,000
Ukraine Government,
Sr. Unsec’d. Notes (Ukraine)
7.65%	06/11/13	B1		1,750	752,500
United Kingdom Gilt,
Bonds (United Kingdom)
4.25%	06/07/32	Aaa	GBP	300	453,755
4.25%	03/07/36	Aaa	GBP	400	619,269
4.75%	12/07/38	Aaa	GBP	700	1,194,930
United Mexican States,
Sr. Unsec’d. Notes, MTN (Mexico)
6.75%	09/27/34	Baa1		2,000	2,119,000

TOTAL FOREIGN GOVERNMENT BONDS
(cost $38,277,126)					39,015,708

SEE NOTES TO FINANCIAL STATEMENTS.
A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Federal National Mortgage Assoc., Notes
5.00%	02/13/17		$1,100	$1,247,938
Small Business Administration Participation Certificates, Series 2008-20I, Class 1
5.60%	09/01/28		700	723,732

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $1,829,213)				1,971,670

COLLATERALIZED MORTGAGEOBLIGATIONS — 0.1%
American Home Mortgage Assets, Series 2006-1, Class 2A1
0.661%(c)	05/25/46	Aaa	276	108,349
Series 2006-4, Class 1A12
0.681%(c)	10/25/46	Aaa	385	134,138
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1
5.66%(c)	09/25/45	Aa1	49	23,319
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4
5.658%(c)	06/10/49	Aaa	100	73,137
Series 2007-4, Class A4
5.745%(c)	02/10/51	AAA(d)	100	72,054
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 13A1
5.009%(c)	01/25/35	Aa2	51	35,427
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 22AA
6.012%(c)	09/25/37	AAA(d)	447	237,275
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4
5.306%	12/10/46	Aaa	100	72,986
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1
0.837%(c)	11/20/35	Aaa	32	16,109
Series 2005-62, Class 2A1
3.256%(c)	12/25/35	Aaa	11	5,202
Series 2006-OA9, Class 2A1A
0.718%(c)	07/20/46	Aaa	343	140,247
Series 2006-OA11, Class A1B
0.661%(c)	09/25/46	Aaa	22	8,644
Series 2006-OA17, Class 1A1A
0.703%(c)	12/20/46	Aaa	380	164,941
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1
5.18%(c)	01/25/36	AAA(d)	18	12,545
Harborview Mortgage Loan Trust, Series 2006-5, Class 2A1A
0.761%(c)	07/19/46	Aaa	18	7,162
Indymac Index Mortgage Loan Trust, Series 2006-AR12, Class A1
0.661%(c)	09/25/46	Aaa	17	6,838
Series 2006-AR6, Class 2A1A
0.671%(c)	06/25/47	Aaa	16	6,954
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3
5.336%	05/15/47	Aaa	100	75,018
Series 2007-CB20, Class A4
5.794%(c)	02/12/51	Aaa	100	72,666
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3
5.43%	02/15/40	AAA(d)	56	40,247
Master Adjustable Rate Mortgages Trust, Series 2006-OA1, Class 1A1
0.681%(c)	04/25/46	Aaa	12	4,570
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 2A1
5.849%(c)	04/25/37	AA(d)	19	13,543
Morgan Stanley Capital I, Series 2007-IQ16, Class A4
5.809%	12/12/49	AAA(d)	100	74,881
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 4A1
0.691%(c)	05/25/46	Aaa	16	6,522
Series 2006-AR6, Class 2A1
0.661%(c)	07/25/46	Aaa	395	172,043
Superannuation Members Home Loans Global Fund, Series 6, Class A (Australia)
2.548%(c)	11/09/35	Aaa	1,267	1,127,159
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A5
5.416%(c)	01/15/45	Aaa	400	310,534
WaMu Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A5
4.566%(c)	09/25/33	Aaa	82	80,195
Series 2003-AR9, Class 1A6
4.566%(c)	09/25/33	Aaa	300	254,173
Series 2006-AR10, Class 1A1
5.917%(c)	09/25/36	AAA(d)	16	9,335
Series 2006-AR17, Class 1A
3.076%(c)	12/25/46	Aaa	18	6,637
Series 2007-HY1, Class 4A1
5.429%(c)	02/25/37	AAA(d)	414	246,875
Series 2007-HY2, Class 1A1
5.601%(c)	12/25/36	AAA(d)	21	10,211
Series 2007-OA1, Class A1A
2.956%(c)	02/25/47	Aaa	395	147,099
Series 2007-OA2, Class 1A
2.956%(c)	03/25/47	Aaa	23	8,665
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6
5.595%(c)	07/25/36	AAA(d)	19	10,528

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $4,641,105)				3,796,228

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES
Ford Credit Auto Owner Trust, Series 2006-C, Class A3 (cost $704,480)
5.16%	11/15/10	Aaa	$700	$692,320

CONVERTIBLE BOND
Telecommunications
NII Holdings, Inc., Sr. Unsec’d. Notes
(cost $772,781)
3.125%	06/15/12	NR	1,486	900,887

TOTAL LONG-TERM INVESTMENTS
(cost $2,953,909,527)				2,266,492,114

SHORT-TERM INVESTMENTS — 15.6%
U.S. GOVERNMENT AGENCYOBLIGATIONS — 3.6%
Federal Home Loan Bank
0.85%(n)	03/04/09		10,000	9,998,810
1.657%(n)	01/05/09		10,000	9,999,555
2.00%(n)	01/08/09		29,000	28,996,618
2.16%(n)	01/20/09		13,000	12,996,571
2.40%(n)	01/15/09		25,000	24,991,736
3.585%(c)	04/30/09		2,140	2,145,234
3.654%(c)	10/23/09		800	800,769
4.449%(c)	10/13/09		4,300	4,306,347

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $94,177,191)				94,235,640

U.S. TREASURY OBLIGATIONS(n)— 1.4%
U.S. Treasury Bills
0.002%	06/18/09		5,000	4,996,310
0.02%	03/26/09		10,000	9,998,870
0.04%	03/26/09		1,250	1,249,858
0.10%	02/26/09		300	299,989
0.10%(k)	06/11/09		5,000	4,997,065
0.426%	02/12/09		6,000	5,999,825
0.64%	01/29/09		10,000	9,999,706

TOTAL U.S. TREASURY OBLIGATIONS
(cost $37,535,019)				37,541,623

REPURCHASE AGREEMENTS(m) — 0.6%
Credit Suisse Securities LLC, 0.15%, dated 12/30/08, due 01/06/09 in the amount of $4,000,117 (cost $4,000,000; the value of collateral plus accrued interest was $4,145,876)			4,000	4,000,000
JPMorgan Chase Bank, 0.02%, dated 12/31/08, due 01/02/09 in the amount of $1,000,001 (cost $1,000,000; the value of collateral plus accrued interest was $995,658)			1,000	1,000,000
JPMorgan Chase Bank, 0.02%, dated 12/31/08, due 01/02/09 in the amount of $1,000,001 (cost $1,000,000; the value of collateral plus accrued interest was $995,658)			1,000	1,000,000
JPMorgan Chase Bank, 0.02%, dated 12/31/08, due 01/02/09 in the amount of $1,800,002 (cost $1,800,000; the value of collateral plus accrued interest was $1,796,697)			1,800	1,800,000
JPMorgan Chase Bank, 0.02%, dated 12/31/08, due 01/02/09 in the amount of $3,000,003 (cost $3,000,000; the value of collateral plus accrued interest was $3,020,501)			3,000	3,000,000
JPMorgan Chase Bank, 0.03%, dated 12/30/08, due 01/05/09 in the amount of $4,000,020 (cost $4,000,000; the value of collateral plus accrued interest was $4,039,328)			4,000	4,000,000

TOTAL REPURCHASE AGREEMENTS
(cost $14,800,000)				14,800,000

		Moody’s
Interest	Maturity	Ratings†
Rate	Date	(Unaudited)

COMMERCIAL PAPER(n) — 0.1%
Goldman Sachs Group, Inc. (The)
3.25%	01/22/09	A1(d)	1,200	1,198,275
Morgan Stanley
3.80%	01/22/09	A1(d)	1,200	1,196,046

TOTAL COMMERCIAL PAPER
(cost $2,395,065)				2,394,321

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
	Shares	(Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 9.9%
Dryden Core Investment Fund – Taxable Money Market Series
(cost $259,057,020)(w)	259,057,020	$259,057,020

	Contracts/
	Notional
	Amount
	(000)#

OPTIONS PURCHASED*
Call Options
Standard & Poor’s 500 Index,
expiring 02/21/2009,
Strike Price $1,200.00	35,600	7,476
expiring 01/17/2009,
Strike Price $1,120.00	35,600	1,780

		9,256

Put Options
10 Year U.S. Treasury Note Futures,
expiring 02/20/2009,
Strike Price $83.00	3,900	610
FNMA,
expiring 02/05/2009,
Strike Price $65.00	9,000	—
expiring 01/06/2009,
Strike Price $81.25	10,000	—
expiring 02/05/2009,
Strike Price $75.00	4,000	—
expiring 01/06/2009,
Strike Price $58.00	5,000	—
FNMA Gold,
expiring 01/06/2009,
Strike Price $65.00	4,000	—
GNMA,
expiring 02/12/2009,
Strike Price $80.00	6,000	—
Standard & Poor’s 500 Index,
expiring 01/17/2009,
Strike Price $500.00	35,600	1,780
expiring 02/21/2009,
Strike Price $670.00	35,600	142,400

		144,790

TOTAL OPTIONS PURCHASED
(cost $879,477)		154,046

TOTAL SHORT-TERM INVESTMENTS
(cost $408,843,772)		408,182,650

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 102.0%
(cost $3,362,753,299)		2,674,674,764

OPTIONS WRITTEN* — (0.1)%
Put Options
90 Day Euro Dollar Futures,
expiring 03/16/2009,
Strike Price $97.50	97,000	(3,031)
expiring 03/16/2009,
Strike Price $97.25	69,000	(1,294)
expiring 03/16/2009,
Strike Price $98.50	7,000	(1,006)
expiring 03/16/2009,
Strike Price $98.50	10,000	(1,438)
expiring 06/15/2009,
Strike Price $97.25	48,000	(3,000)
Standard & Poor’s 500 Index,
expiring 01/17/2009,
Strike Price $625.00	35,600	(14,240)
expiring 02/21/2009,
Strike Price $790.00	35,600	(612,320)

		(636,329)

Call Options — (0.1)%
Standard & Poor’s 500 Index,
expiring 01/17/2009,
Strike Price $910.00	35,600	(662,160)
expiring 02/21/2009,
Strike Price $1,050.00	35,600	(103,240)

		(765,400)

TOTAL OPTIONS WRITTEN
(premium received $3,350,099)		(1,401,729)

	Shares

SECURITIES SOLD SHORT — (1.9)%
COMMON STOCKS
Advertising
Clear Channel Outdoor
Holdings, Inc. (Class A Stock)*	28,900	(177,735)
inVentiv Health, Inc.*	9,700	(111,938)

		(289,673)

Aerospace & Defense
BE Aerospace, Inc.*	2,500	(19,225)
Curtiss-Wright Corp. (Class B Stock)	3,900	(130,221)
L-3 Communications Holdings, Inc.	200	(14,756)
Moog, Inc. (Class A Stock)*	7,400	(270,618)

		(434,820)

Airlines
Southwest Airlines Co.	25,100	(216,362)

Auto Parts & Equipment
Goodyear Tire & Rubber Co. (The)*	25,700	(153,429)
Modine Manufacturing Co.	3,600	(17,532)

		(170,961)

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

SECURITIES SOLD SHORT		Value
(Continued)	Shares	(Note 2)

Automobile Manufacturers
PACCAR, Inc.	4,200	$(120,120)

Beverages
Boston Beer Co., Inc. (Class A Stock)*	3,700	(105,080)
Central European Distribution Corp.*	9,600	(189,120)
Molson Coors Brewing Co. (Class B Stock)	700	(34,244)

		(328,444)

Biotechnology — (0.1)%
Amylin Pharmaceuticals, Inc.*	2,800	(30,380)
Cambrex Corp.*	6,900	(31,878)
Celgene Corp.*	3,900	(215,592)
Genentech, Inc.*	300	(24,873)
Gilead Sciences, Inc.*	5,100	(260,814)
Illumina, Inc.*	10,000	(260,500)
Millipore Corp.*	4,500	(231,840)
Vertex Pharmaceuticals, Inc.*	7,200	(218,736)

		(1,274,613)

Building Materials
Lennox International, Inc.	8,600	(277,694)

Business Services
Navigant Consulting, Inc.*	13,200	(209,484)

Chemicals — (0.1)%
Arch Chemicals, Inc.	7,100	(185,097)
Balchem Corp.	2,000	(49,820)
Cabot Corp.	1,800	(27,540)
Ecolab, Inc.	6,700	(235,505)
International Flavors & Fragrances, Inc.	8,100	(240,732)
Minerals Technologies, Inc.	1,000	(40,900)
Monsanto Co.	3,000	(211,050)
Penford Corp.	3,300	(33,396)
PPG Industries, Inc.	3,400	(144,262)
Praxair, Inc.	2,500	(148,400)
Quaker Chemical Corp.	3,000	(49,350)
Schulman, (A.), Inc.	7,700	(130,900)
Sensient Technologies Corp.	9,300	(222,084)
Sigma-Aldrich Corp.	4,800	(202,752)
Valspar Corp. (The)	6,300	(113,967)
Zep, Inc.	1,100	(21,241)

		(2,056,996)

Clothing & Apparel
K-Swiss, Inc. (Class A Stock)	10,200	(116,280)
NIKE, Inc. (Class B Stock)	4,800	(244,800)
Oxford Industries, Inc.	1,000	(8,770)
Timberland Co. (Class A Stock)*	16,600	(191,730)
Wolverine World Wide, Inc.	6,600	(138,864)

		(700,444)

Commercial Banks
Bank Mutual Corp.	5,600	(64,624)
Commerce Bancshares, Inc.	5,330	(234,253)
Cullen/Frost Bankers, Inc.	4,400	(222,992)
First Financial Bankshares, Inc.	4,500	(248,445)
Hancock Holding Co.	1,400	(63,644)
PacWest Bancorp	4,700	(126,430)
UMB Financial Corp.	2,500	(122,850)

		(1,083,238)

Commercial Services & Supplies — (0.1)%
Aaron Rents, Inc.	9,700	(258,214)
Arbitron, Inc.	5,200	(69,056)
Coinstar, Inc.*	8,300	(161,933)
Corinthian Colleges, Inc.*	2,500	(40,925)
DeVry, Inc.	4,100	(235,381)
FTI Consulting, Inc.*	4,900	(218,932)
Global Payments, Inc.	600	(19,674)
Healthcare Services Group, Inc.	12,700	(202,311)
Hillenbrand, Inc.	13,300	(221,844)
HMS Holdings Corp.*	7,600	(239,552)
Iron Mountain, Inc.*	11,400	(281,922)
Kendle International, Inc.*	4,400	(113,168)
PAREXEL International Corp.*	15,900	(154,389)
Quanta Services, Inc.*	13,500	(267,300)
Ticketmaster*	15,100	(96,942)
TrueBlue, Inc.*	13,000	(124,410)
Wright Express Corp.*	10,200	(128,520)

		(2,834,473)

Computer Services & Software — (0.1)%
ANSYS, Inc.*	7,200	(200,808)
Autodesk, Inc.*	3,600	(70,740)
Cognizant Technology Solutions Corp. (Class A Stock)*	13,700	(247,422)
Compuware Corp.*	10,000	(67,500)
Dun & Bradstreet Corp. (The)	500	(38,600)
Electronic Arts, Inc.*	10,800	(173,232)
Imation Corp.	1,100	(14,927)
Mantech International Corp. (Class A Stock)*	4,800	(260,112)
Red Hat, Inc.*	21,500	(284,230)
salesforce.com*	2,300	(73,623)
SRA International, Inc. (Class A Stock)*	16,000	(276,000)
Stratasys, Inc.*	6,100	(65,575)
Tyler Technologies, Inc.*	7,400	(88,652)

		(1,861,421)

Computers & Peripherals
Apple, Inc.*	2,300	(196,305)
SanDisk Corp.*	20,100	(192,960)

		(389,265)

Consumer Products & Services
Alberto Culver Co.	10,200	(250,002)
Church & Dwight Co., Inc.	2,100	(117,852)
Clorox Co.	3,600	(200,016)
Fortune Brands, Inc.	1,500	(61,920)
G & K Services, Inc. (Class A Stock)	5,200	(105,144)

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

SECURITIES SOLD SHORT		Value
(Continued)	Shares	(Note 2)

Consumer Products & Services (Cont’d.)
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	3,900	$(120,744)
Scotts Miracle-Gro Co. (The) (Class A Stock)	8,000	(237,760)

		(1,093,438)

Containers & Packaging
Bemis Co., Inc.	8,400	(198,912)
Pactiv Corp.*	9,400	(233,872)
Sonoco Products Co.	1,800	(41,688)
Temple-Inland, Inc.	23,300	(111,840)

		(586,312)

Distribution/Wholesale
W.W. Grainger, Inc.	2,700	(212,868)

Diversified Financial Services — (0.1)%
Affiliated Managers Group, Inc.*	3,100	(129,952)
Lazard Ltd. (Class A Stock) (Bermuda)	8,200	(243,868)
Nasdaq OMX Group (The)*	5,600	(138,376)
PNC Financial Services Group, Inc.	2,500	(122,500)
SWS Group, Inc.	7,700	(145,915)
T. Rowe Price Group, Inc.	300	(10,632)
TD Ameritrade Holding Corp.*	15,800	(225,150)
Visa, Inc. (Class A Stock)	1,800	(94,410)

		(1,110,803)

Electric — (0.1)%
CH Energy Group, Inc.	3,000	(154,170)
Cleco Corp.	11,000	(251,130)
Consolidated Edison, Inc.	4,500	(175,185)
Hawaiian Electric Industries, Inc.	8,400	(185,976)
MDU Resources Group, Inc.	2,100	(45,318)
Northeast Utilities	5,100	(122,706)
NSTAR	6,700	(244,483)
Progress Energy, Inc.	5,800	(231,130)
Southern Co. (The)	6,300	(233,100)
UIL Holdings Corp.	5,600	(168,168)
Wisconsin Energy Corp.	5,300	(222,494)

		(2,033,860)

Electrical Equipment
Advanced Energy Industries, Inc.*	7,700	(76,615)
Energizer Holdings, Inc.*	4,200	(227,388)
General Cable Corp.*	8,700	(153,903)
Molex, Inc.	17,900	(259,371)

		(717,277)

Electronic Components & Equipment — (0.1)%
Amphenol Corp. (Class A Stock)	10,100	(242,198)
AVX Corp.	17,700	(140,538)
Checkpoint Systems, Inc.*	10,700	(105,288)
Cymer, Inc.*	9,600	(210,336)
Electro Scientific Industries, Inc.*	3,200	(21,728)
FARO Technologies, Inc.*	4,800	(80,928)
FEI Co.*	10,700	(201,802)
FLIR Systems, Inc.*	7,300	(223,964)
Newport Corp.*	7,500	(50,850)
PerkinElmer, Inc.	15,200	(211,432)
Technitrol, Inc.	12,300	(42,804)
Universal Electronics, Inc.*	4,100	(66,502)
Watts Water Technologies, Inc. (Class A Stock)	5,000	(124,850)

		(1,723,220)

Energy – Alternate Sources
Covanta Holding Corp.*	6,500	(142,740)

Engineering/Construction
Aecom Technology Corp.*	8,500	(261,205)
Shaw Group, Inc. (The)*	7,600	(155,572)

		(416,777)

Entertainment & Leisure
Brunswick Corp.	25,300	(106,513)
Hasbro, Inc.	1,500	(43,755)
Mattel, Inc.	4,300	(68,800)
Scientific Games Corp. (Class A Stock)*	15,400	(270,116)

		(489,184)

Environmental Control
Mine Safety Appliances Co.	9,800	(234,318)
Tetra Tech, Inc.*	10,900	(263,235)
Waste Connections, Inc.*	8,400	(265,188)

		(762,741)

Foods
Campbell Soup Co.	800	(24,008)
General Mills, Inc.	600	(36,450)
Hain Celestial Group, Inc.*	11,600	(221,444)
Hershey Co. (The)	800	(27,792)
J & J Snack Foods Corp.	2,900	(104,052)
TreeHouse Foods, Inc.*	9,200	(250,608)

		(664,354)

Healthcare Products — (0.1)%
Edwards Lifesciences Corp.*	3,700	(203,315)
Hologic, Inc.*	2,300	(30,061)
Immucor, Inc.*	5,200	(138,216)
Johnson & Johnson	1,400	(83,762)
Natus Medical, Inc.*	6,500	(84,175)
Palomar Medical Technologies, Inc.*	5,300	(61,109)
STERIS Corp.	7,200	(172,008)
Stryker Corp.	4,600	(183,770)
Varian Medical Systems, Inc.*	4,600	(161,184)

		(1,117,600)

Healthcare Providers & Services — (0.1)%
Air Methods Corp.*	3,600	(57,564)
Amedisys, Inc.*	5,500	(227,370)
DaVita, Inc.*	600	(29,742)
Gentiva Health Services, Inc.*	8,300	(242,858)

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

SECURITIES SOLD SHORT		Value
(Continued)	Shares	(Note 2)

Healthcare Providers & Services (Cont’d.)
Laboratory Corp. of America Holdings*	2,200	$(141,702)
Lincare Holdings, Inc.*	9,000	(242,370)
Magellan Health Services, Inc.*	6,600	(258,456)
Odyssey HealthCare, Inc.*	9,600	(88,800)

		(1,288,862)

Home Builders
MDC Holdings, Inc.	3,200	(96,960)
NVR, Inc.*	300	(136,875)
Pulte Homes, Inc.	8,400	(91,812)
Toll Brothers, Inc.*	12,000	(257,160)

		(582,807)

Hotels, Restaurants & Leisure
International Game Technology	19,400	(230,666)
Marcus Corp.	1,500	(24,345)
Marriott International, Inc. (Class A Stock)	14,900	(289,805)
McDonald’s Corp.	200	(12,438)
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)	13,200	(101,112)
Starwood Hotels & Resorts Worldwide, Inc.	4,000	(71,600)

		(729,966)

Insurance — (0.1)%
Alleghany Corp.*	800	(225,600)
Aon Corp.	5,000	(228,400)
Brown & Brown, Inc.	11,400	(238,260)
Chubb Corp.	1,100	(56,100)
Erie Indemnity Co. (Class A Stock)	5,300	(199,439)
Fidelity National Financial, Inc. (Class A Stock)	18,500	(328,375)
Gallagher, (Arthur J.) & Co.	9,300	(240,963)
HCC Insurance Holdings, Inc.	9,700	(259,475)
Infinity Property & Casualty Corp.	5,000	(233,650)
Markel Corp.*	100	(29,900)
Mercury General Corp.	5,200	(239,148)
Progressive Corp. (The)*	10,100	(149,581)
Safety Insurance Group, Inc.	4,100	(156,046)
United Fire & Casualty Co.	5,300	(164,671)

		(2,749,608)

Internet Software & Services
Blue Coat Systems, Inc.*	3,000	(25,200)
DealerTrack Holdings, Inc.*	12,700	(151,003)
eBay, Inc.*	4,200	(58,632)
Equinix, Inc.*	4,700	(249,993)
InfoSpace, Inc.	5,200	(39,260)
Oracle Corp.*	13,300	(235,809)
Yahoo!, Inc.*	5,700	(69,540)

		(829,437)

Machinery & Equipment
Albany International Corp. (Class A Stock)	8,700	(111,360)
Astec Industries, Inc.*	6,600	(206,778)
Intevac, Inc.*	6,400	(32,448)
Wabtec Corp.	1,300	(51,675)

		(402,261)

Manufacturing — (0.1)%
AptarGroup, Inc.	7,400	(260,776)
CLARCOR, Inc.	7,200	(238,896)
Danaher Corp.	3,800	(215,118)
Donaldson Co., Inc.	6,300	(211,995)
Matthews International Corp. (Class A Stock)	5,800	(212,744)
Movado Group, Inc.	7,000	(65,730)
Pall Corp.	9,100	(258,713)
Pentair, Inc.	9,000	(213,030)
SPX Corp.	500	(20,275)

		(1,697,277)

Media
Comcast Corp. (Class A Stock)	3,100	(52,328)
Liberty Global, Inc. (Class A Stock)*	15,000	(238,800)
News Corp. (Class A Stock)	29,800	(270,882)
Washington Post Co. (The) (Class B Stock)	500	(195,125)

		(757,135)

Metals & Mining
Alcoa, Inc.	12,400	(139,624)
AMCOL International Corp.	8,800	(184,360)
Brush Engineered Materials, Inc.*	4,600	(58,512)
Nucor Corp.	2,600	(120,120)
Timken Co.	4,800	(94,224)
Worthington Industries, Inc.	1,400	(15,428)

		(612,268)

Office Equipment & Supplies
Standard Register Co. (The)	5,500	(49,115)

Oil, Gas & Consumable Fuels — (0.2)%
BJ Services Co.	8,800	(102,696)
Cabot Oil & Gas Corp.	8,500	(221,000)
CARBO Ceramics, Inc.	4,200	(149,226)
Chevron Corp.	600	(44,382)
Denbury Resources, Inc.*	6,600	(72,072)
Dril-Quip, Inc.*	8,100	(166,131)
Exterran Holdings, Inc.*	7,300	(155,490)
Exxon Mobil Corp.	1,700	(135,711)
Hercules Offshore, Inc.*	14,900	(70,775)
Hess Corp.	2,700	(144,828)
Holly Corp.	12,300	(224,229)
ION Geophysical Corp.*	27,100	(92,953)
Laclede Group, Inc. (The)	5,000	(234,200)
Lufkin Industries, Inc.	4,300	(148,350)
NATCO Group, Inc. (Class A Stock)*	5,700	(86,526)
National Oilwell Varco, Inc.*	9,100	(222,404)
Nicor, Inc.	5,700	(198,018)
Northwest Natural Gas Co.	5,300	(234,419)

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

SECURITIES SOLD SHORT		Value
(Continued)	Shares	(Note 2)

Oil, Gas & Consumable Fuels (cont’d.)
Occidental Petroleum Corp.	1,000	$(59,990)
Penn Virginia Corp.	7,300	(189,654)
Petrohawk Energy Corp.*	13,300	(207,879)
Quicksilver Resources, Inc.*	25,200	(140,364)
Range Resources Corp.	5,600	(192,584)
Rowan Cos., Inc.	10,800	(171,720)
SandRidge Energy, Inc.*	16,700	(102,705)
Smith International, Inc.	7,700	(176,253)
Superior Well Services, Inc.*	6,800	(68,000)
Transocean Ltd.*	3,200	(151,200)
Vectren Corp.	8,600	(215,086)

		(4,378,845)

Paper & Forest Products
Wausau Paper Corp.	11,600	(132,704)
Weyerhaeuser Co.	6,400	(195,904)

		(328,608)

Pharmaceuticals — (0.1)%
Abbott Laboratories	4,000	(213,480)
BioMarin Pharmaceutical, Inc.*	14,100	(250,980)
Bristol-Myers Squibb Co.	3,200	(74,400)
Perrigo Co.	6,900	(222,939)
Salix Pharmaceuticals Ltd.*	13,900	(122,737)
Savient Pharmaceuticals, Inc.*	15,200	(88,008)
Schering-Plough Corp.	14,100	(240,123)

		(1,212,667)

Pipelines
Spectra Energy Corp.	14,400	(226,656)

Real Estate Investment Trusts — (0.1)%
Alexandria Real Estate Equities, Inc.	2,100	(126,714)
AvalonBay Communities, Inc.	1,900	(115,102)
Boston Properties, Inc.	100	(5,500)
BRE Properties, Inc.	2,200	(61,556)
Digital Realty Trust, Inc.	4,500	(147,825)
Equity Residential Properties Trust	4,700	(140,154)
Essex Property Trust, Inc.	1,800	(138,150)
Federal Realty Investment Trust	2,400	(148,992)
HCP, Inc.	5,700	(158,289)
Health Care REIT, Inc.	3,700	(156,140)
Home Properties, Inc.	4,100	(166,460)
LTC Properties, Inc.	3,300	(66,924)
Nationwide Health Properties, Inc.	5,700	(163,704)
Plum Creek Timber Co., Inc.	4,200	(145,908)
Public Storage, Inc.	300	(23,850)
Rayonier, Inc.	4,700	(147,345)
UDR, Inc.	8,800	(121,352)
Ventas, Inc.	4,900	(164,493)

		(2,198,458)

Retail & Merchandising — (0.1)%
AutoZone, Inc.*	400	(55,788)
Bed Bath & Beyond, Inc.*	2,800	(71,176)
Best Buy Co., Inc.	8,500	(238,935)
CVS/Caremark Corp.	7,900	(227,046)
Dick’s Sporting Goods, Inc.*	9,000	(126,990)
Finish Line, Inc. (The) (Class A Stock)	15,800	(88,480)
GameStop Corp. (Class A Stock)*	10,200	(220,932)
Lowe’s Cos., Inc.	5,400	(116,208)
O’Reilly Automotive, Inc.*	8,500	(261,290)
PetSmart, Inc.	8,300	(153,135)
Staples, Inc.	14,200	(254,464)
Target Corp.	900	(31,077)
Tiffany & Co.	10,700	(252,841)
Walgreen Co.	9,200	(226,964)

		(2,325,326)

Savings & Loan
Brookline Bancorp, Inc.	6,200	(66,030)
Capitol Federal Financial	2,100	(95,760)
First Niagara Financial Group, Inc.	3,700	(59,829)

		(221,619)

Semiconductors — (0.1)%
Applied Materials, Inc.	23,700	(240,081)
Brooks Automation, Inc.*	18,900	(109,809)
Cohu, Inc.	4,200	(51,030)
Diodes, Inc.*	10,800	(65,448)
KLA-Tencor Corp.	11,600	(252,764)
Lam Research Corp.*	11,000	(234,080)
Macrovision Solutions Corp.*	20,100	(254,265)
MEMC Electronic Materials, Inc.*	4,800	(68,544)
MKS Instruments, Inc.*	14,000	(207,060)
Novellus Systems, Inc.	19,100	(235,694)
NVIDIA Corp.*	29,100	(234,837)
ON Semiconductor Corp.*	49,900	(169,660)
Rambus, Inc.*	17,000	(270,640)
Rudolph Technologies, Inc.*	9,100	(32,123)
Standard Microsystems Corp.*	6,400	(104,576)
Varian Semiconductor Equipment Associates, Inc.*	12,800	(231,936)

		(2,762,547)

Software
Activision Blizzard, Inc.*	5,700	(49,248)

Specialty Retail
Collective Brands, Inc.*	13,800	(161,736)

Telecommunications — (0.1)%
American Tower Corp. (Class A Stock)*	4,000	(117,280)
CommScope, Inc.*	17,200	(267,288)
Comtech Telecommunications Corp.*	4,800	(219,936)
Crown Castle International Corp*	4,000	(70,320)
Echostar Corp. (Class A Stock)*	2,800	(41,636)
Frontier Communications Corp.	8,000	(69,920)
General Communication, Inc. (Class A Stock)*	8,400	(67,956)
MetroPCS Communications, Inc.*	9,600	(142,560)
NeuStar, Inc. (Class A Stock)*	10,000	(191,300)

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

SECURITIES SOLD SHORT		Value
(Continued)	Shares	(Note 2)

Telecommunications (cont’d.)
NII Holdings, Inc.*	8,400	$(152,712)
Novatel Wireless, Inc.*	10,000	(46,400)
Polycom, Inc.*	13,000	(175,630)
SBA Communications Corp. (Class A Stock)*	1,900	(31,008)

		(1,593,946)

Thrifts & Mortgage Finance
People’s United Financial, Inc.	2,300	(41,009)

Transportation — (0.1)%
Alexander & Baldwin, Inc.	8,800	(220,528)
Bristow Group, Inc.*	7,000	(187,530)
CSX Corp.	300	(9,741)
Expeditors International of Washington, Inc.	900	(29,943)
FedEx Corp.	3,600	(230,940)
Kansas City Southern*	2,100	(40,005)
Kirby Corp.*	1,900	(51,984)
United Parcel Service, Inc. (Class B Stock)	4,200	(231,672)
Werner Enterprises, Inc.	13,600	(235,824)

		(1,238,167)

TOTAL SECURITIES SOLD SHORT
(proceeds received $69,846,200)		(49,756,750)

TOTAL INVESTMENTS NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 100.0%
(cost $3,289,557,000)		2,623,516,285
Liabilities in excess of other assets(x)		(206,557)

NET ASSETS — 100.0%		$2,623,309,728

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
EAFE	Europe, Australasia, Far East
FNMA	Federal National Mortgage Association
MBIA	Municipal Bond Investors Assurance Company
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
REIT	Real Estate Investment Trust
SNAT	Supra National Bank
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	United States Dollar
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $3,066,356. The aggregate value of $3,205,828 is approximately 0.1% of net assets.
(g)	Indicates a security that has been deemed illiquid.
(k)	Securities segregated as collateral for futures contracts.
(m)	Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2008, 1 security representing $740,252 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

(x)	Liabilities in excess of other assets includes unrealized appreciation/depreciation on futures contracts, forward foreign currency and cross currency exchange contracts, and interest rate swap agreements as follows:

Financial futures contracts open at December 31, 2008:
					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2008	(Depreciation)

Long Positions:
8	90 Day Euro Dollar	Mar 09	$1,935,200	$1,978,800	$43,600
20	90 Day Euro Dollar	Jun 09	4,884,150	4,943,500	59,350
37	90 Day Euro Dollar	Sep 09	9,036,150	9,133,913	97,763
315	90 Day Euro Dollar	Dec 09	76,535,526	77,635,688	1,100,162
187	90 Day Euro Dollar	Mar 10	45,424,638	46,034,725	610,087
198	90 Day Euro Dollar	Jun 10	48,082,750	48,638,700	555,950
114	90 Day Euro Dollar	Sep 10	27,512,875	27,951,375	438,500
6	90 Day Euro EURIBOR	Jun 09	2,001,668	2,043,891	42,223
144	90 Day Euro EURIBOR	Jun 10	48,582,986	48,703,086	120,100
23	2 Year U.S. Treasury Notes	Mar 09	4,997,469	5,015,438	17,969
49	3 Year Australian Bonds	Mar 09	9,810,503	9,825,743	15,240
12	5 Year Euro-Bobl	Mar 09	1,924,437	1,938,449	14,012
15	5 Year U.S. Treasury Notes	Mar 09	1,792,968	1,785,820	(7,148)
34	10 Year Canadian Bonds	Mar 09	3,376,618	3,491,162	114,544
39	10 Year Euro-Bund	Mar 09	6,708,535	6,767,807	59,272
4	10 Year Japanese Bonds	Mar 09	6,148,042	6,182,901	34,859
23	10 Year U.K Gilt	Mar 09	3,926,675	4,082,944	156,269
163	10 Year U.S. Treasury Notes	Mar 09	19,762,922	20,497,250	734,328
24	CAC40 10 Euro	Jan 09	1,081,130	1,074,562	(6,568)
70	FTSE 100 Index	Mar 09	4,276,386	4,418,213	141,827
6	Hang Seng Index	Jan 09	549,805	557,599	7,794
21	IBEX 35	Jan 09	2,648,763	2,660,175	11,412
91	S&P 500	Mar 09	19,845,962	20,477,275	631,313
25	S&P/MIB Index	Mar 09	3,363,497	3,374,687	11,190
7	S&P/TSE 60 Index	Mar 09	582,212	612,280	30,068
30	SPI 200	Mar 09	1,845,888	1,958,782	112,894

					5,147,010

Short Positions:
96	10 Year Australian Bonds	Mar 09	55,748,159	55,974,481	(226,322)
49	10 Year Euro-Bund	Mar 09	8,455,246	8,503,142	(47,896)
5	10 Year Japanese Bonds	Mar 09	7,687,590	7,728,627	(41,037)
74	10 Year U.S. Treasury Notes	Mar 09	9,271,140	9,305,500	(34,360)
30	DAX Index	Mar 09	4,942,487	5,040,138	(97,651)
33	S&P 500 E-Mini	Mar 09	1,470,845	1,485,165	(14,320)
55	Topox Index	Mar 09	4,936,570	5,230,006	(293,436)

					(755,022)

					$4,391,988 (1)

Commodity futures contracts open at December 31, 2008:

Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2008	(Depreciation)

Long Positions:
19	Brent Crude	Jan 09	$842,390	$866,210	$23,820
32	Brent Crude	Feb 09	1,386,200	1,562,240	176,040
19	Coffee ‘C’	Mar 09	873,169	798,356	(74,813)
8	Coffee ‘C’	May 09	344,063	342,900	(1,163)
138	Corn	Mar 09	2,721,062	2,808,300	87,238
102	Corn	May 09	2,058,488	2,130,525	72,037
41	Cotton No. 2	Mar 09	1,053,870	1,004,910	(48,960)
34	Cotton No. 2	May 09	770,455	838,270	67,815
28	Gas Oil	Feb 09	1,363,150	1,189,300	(173,850)

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Commodity futures contracts open at December 31, 2008 (continued):

Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2008	(Depreciation)

Long Positions:
49	Gas Oil	Mar 09	$2,078,100	$2,126,600	$48,500
13	Gasoline RBOB	Jan 09	533,005	579,852	46,847
40	Gasoline RBOB	Feb 09	1,674,481	1,863,960	189,479
43	Globex N.G.	Jan 09	2,971,118	2,944,968	(26,150)
4	Gold 100 OZ	Feb 09	308,120	353,720	45,600
76	Gold 100 OZ	Apr 09	6,277,130	6,728,280	451,150
9	Heating Oil	Jan 09	560,281	545,114	(15,167)
29	Heating Oil	Feb 09	1,620,301	1,787,537	167,236
5	Lean Hogs	Feb 09	125,810	121,750	(4,060)
36	Lean Hogs	Apr 09	1,015,600	989,280	(26,320)
4	Live Cattle	Feb 09	145,180	137,680	(7,500)
39	Live Cattle	Apr 09	1,413,900	1,389,960	(23,940)
40	LME Copper	Mar 09	4,297,569	3,068,250	(1,229,319)
1	LME Copper	May 09	92,800	77,150	(15,650)
64	LME PRI Aluminum	Mar 09	3,317,494	2,457,200	(860,294)
2	LME PRI Aluminum	May 09	76,600	78,075	1,475
53	LME Zinc	Mar 09	1,963,707	1,595,963	(367,744)
26	LME Zinc	May 09	771,306	794,625	23,319
13	Natural Gas	Jan 09	729,250	730,860	1,610
61	Natural Gas	Feb 09	3,583,270	3,450,770	(132,500)
14	Silver	Mar 09	706,425	790,650	84,225
24	Silver	May 09	1,216,775	1,356,840	140,065
43	Soybean	Mar 09	1,925,775	2,107,000	181,225
20	Soybean	May 09	941,887	991,500	49,613
49	Sugar #11 (World)	Feb 09	708,389	648,133	(60,256)
73	Sugar #11 (World)	Apr 09	982,979	1,005,648	22,669
26	Wheat	Mar 09	713,800	793,975	80,175
24	Wheat	May 09	698,862	748,200	49,338
52	WTI Crude	Jan 09	2,241,270	2,319,200	77,930
153	WTI Crude	Feb 09	6,711,610	7,434,270	722,660

					(257,620)

Short Positions:
12	LME Copper	Mar 09	1,067,863	920,475	147,388
9	LME PRI Aluminum	Mar 09	396,563	345,544	51,019
32	LME Zinc	Mar 09	954,056	963,600	(9,544)
2	LME Zinc	May 09	55,169	61,125	(5,956)

					182,907

					$(74,713	)(1)

(1)	Cash of $1,793,300 and U.S. Treasury Bills with a market value of $4,997,065 have been segregated with the broker to cover requirements for open futures contracts as of December 31, 2008.

Forward foreign currency exchange contracts outstanding at December 31, 2008:

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts			(000)	Date Payable	Value	(Depreciation)

Australian Dollar,
	Expiring 01/15/09	AUD	556	$359,632	$386,969	$27,337
	Expiring 03/18/09	AUD	1,642	1,095,321	1,136,509	41,188
Brazilian Real,
	Expiring 02/03/09	BRL	59	26,459	24,852	(1,607)
	Expiring 06/02/09	BRL	279	146,876	113,963	(32,913)
British Pound,
	Expiring 01/13/09	GBP	4,341	6,449,312	6,238,491	(210,821)
	Expiring 03/18/09	GBP	3,963	5,838,041	5,689,005	(149,036)

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008 (continued):

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts (continued)			(000)	Date Payable	Value	(Depreciation)

Canadian Dollar,
	Expiring 01/14/09	CAD	2,055	$1,660,378	$1,664,242	$3,864
Chinese Yuan,
	Expiring 05/06/09	CNY	30,470	4,455,000	4,397,827	(57,173)
	Expiring 09/08/09	CNY	999	143,000	143,571	571
Danish Krone,
	Expiring 02/05/09	DKK	5,252	902,949	978,069	75,120
Euro,
	Expiring 01/13/09	EUR	25,742	32,505,248	35,102,591	2,597,343
	Expiring 03/18/09	EUR	1,993	2,613,026	2,762,651	149,625
Japanese Yen,
	Expiring 01/08/09	JPY	463,952	4,892,449	5,118,823	226,374
	Expiring 03/18/09	JPY	339,104	3,674,831	3,746,917	72,086
Malaysian Ringgit,
	Expiring 02/12/09	MYR	747	213,262	215,505	2,243
	Expiring 04/14/09	MYR	877	250,000	253,229	3,229
Norwegian Krone,
	Expiring 03/18/09	NOK	3,063	433,487	435,334	1,847
Philippines Peso,
	Expiring 02/06/09	PHP	13,990	290,249	292,933	2,684
	Expiring 05/06/09	PHP	20,943	432,610	435,733	3,123
Singapore Dollar,
	Expiring 04/14/09	SGD	1,046	717,439	724,693	7,254
Swedish Krona,
	Expiring 03/18/09	SEK	14,068	1,737,181	1,777,286	40,105
Swiss Franc,
	Expiring 03/18/09	CHF	3,533	2,927,722	3,321,712	393,990

				$71,764,472	$74,960,905	$3,196,433

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Sale Contracts			(000)	Date Receivable	Value	(Depreciation)

Australian Dollar,
	Expiring 01/15/09	AUD	37	$24,600	$25,752	$(1,152)
	Expiring 01/22/09	AUD	1,034	669,670	719,068	(49,398)
	Expiring 01/29/09	AUD	142	91,576	98,670	(7,094)
	Expiring 03/18/09	AUD	4,258	2,837,485	2,946,981	(109,496)
Brazilian Real,
	Expiring 02/03/09	BRL	51	23,182	21,470	1,712
British Pound,
	Expiring 01/13/09	GBP	1,676	2,513,884	2,408,667	105,217
	Expiring 03/18/09	GBP	682	982,388	979,004	3,384
Canadian Dollar,
	Expiring 01/14/09	CAD	883	700,872	715,098	(14,226)
	Expiring 03/18/09	CAD	3,318	2,634,301	2,688,383	(54,082)
Chinese Yuan,
	Expiring 05/06/09	CNY	24,695	3,544,460	3,564,301	(19,841)
Euro,
	Expiring 01/13/09	EUR	5,536	7,112,420	7,690,394	(577,974)
	Expiring 03/18/09	EUR	798	1,119,477	1,106,360	13,117
Japanese Yen,
	Expiring 01/06/09	JPY	22,094	244,993	243,723	1,270
	Expiring 01/08/09	JPY	305,519	3,183,644	3,370,869	(187,225)
	Expiring 03/18/09	JPY	68,797	752,874	760,170	(7,296)
SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008 (continued):

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Sale Contracts (continued)			(000)	Date Receivable	Value	(Depreciation)

Malaysian Ringgit,
	Expiring 02/12/09	MYR	1,225	$339,494	$353,485	$(13,991)
	Expiring 04/14/09	MYR	401	113,000	115,695	(2,695)
New Zealand Dollar,
	Expiring 03/18/09	NZD	2,642	1,441,822	1,522,853	(81,031)
Norwegian Krone,
	Expiring 03/18/09	NOK	3,626	520,922	515,385	5,537
Philippines Peso,
	Expiring 02/06/09	PHP	34,751	674,000	727,646	(53,646)
Singapore Dollar,
	Expiring 01/16/09	SGD	995	664,114	690,281	(26,167)
	Expiring 04/14/09	SGD	39	25,782	27,101	(1,319)
Swedish Krona,
	Expiring 02/05/09	SEK	7,328	897,489	926,043	(28,554)
	Expiring 03/18/09	SEK	3,085	388,087	389,753	(1,666)
Swiss Franc,
	Expiring 03/18/09	CHF	1,645	1,388,270	1,546,802	(158,532)
Turkish New Lira,
	Expiring 02/27/09	TRY	326	188,901	209,183	(20,282)

				$33,077,707	$34,363,137	$(1,285,430)

Cross currency exchange contracts outstanding at December 31, 2008:

					In	Unrealized
			Contracts to		Exchange	Appreciation
Settlement	Type		Receive (000)		For (000)	(Depreciation)

01/13/09	Buy	EUR	90	GBP	84	$147
01/13/09	Buy	GBP	102	JPY	14,070	(8,621)

						$(8,474)

Interest rate swap agreements outstanding at December 31, 2008:

		Notional			Unrealized
	Termination	Amount	Fixed	Floating	Appreciation
Counterparty	Date	(000)#	Rate	Rate	(Depreciation)

Goldman Sachs Capital Markets, L.P.(2)	12/17/18	$4,600	5.00%	3 month LIBOR	$(778,251)
Goldman Sachs Capital Markets, L.P.(2)	12/17/38	3,000	5.00%	3 month LIBOR	(1,266,370)
Morgan Stanley Capital Services, Inc.(2)	12/17/38	12,400	5.00%	3 month LIBOR	(5,099,280)
Morgan Stanley Capital Services, Inc.(2)	12/17/18	8,400	5.00%	3 month LIBOR	(1,066,800)
Morgan Stanley Capital Services, Inc.(2)	06/17/19	3,900	4.00%	3 month LIBOR	(521,668)
Goldman Sachs Capital Markets, L.P.(1)	03/18/19 EUR	700	4.25%	6 month EURIBOR	(11,834)
Goldman Sachs Capital Markets, L.P.(1)	03/18/11 EUR	3,500	4.50%	6 month EURIBOR	171,751
Morgan Stanley Capital Services, Inc.(1)	03/18/19 EUR	11,100	4.25%	6 month EURIBOR	242,913
Morgan Stanley Capital Services, Inc.(1)	03/18/14 EUR	3,000	4.50%	6 month EURIBOR	292,009
Goldman Sachs Capital Markets, L.P.(1)	03/18/14 GBP	10,200	5.00%	6 month LIBOR	1,177,845
Goldman Sachs Capital Markets, L.P.(2)	03/18/39 GBP	2,300	4.50%	6 month LIBOR	(554,652)
Morgan Stanley Capital Services, Inc.(1)	03/18/14 GBP	5,700	4.50%	6 month LIBOR	524,026
Morgan Stanley Capital Services, Inc.(1)	03/18/14 GBP	4,900	5.00%	6 month LIBOR	579,645
Morgan Stanley Capital Services, Inc.(2)	03/18/19 GBP	700	4.50%	6 month LIBOR	(73,604)
Morgan Stanley Capital Services, Inc.(1)	12/16/10 JPY	340,000	1.00%	6 month LIBOR	6,424

					$(6,377,846	)(3)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
(3)	Cash of $47,687,200 has been segregated with the broker to cover requirements for open swap agreements as of December 31, 2008.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices – Long	$2,223,209,464	$4,317,275
Level 1 – Quoted Prices – Short	(49,756,750)	—
Level 2 – Other Significant Observable Inputs – Long	451,465,300	(4,475,317)
Level 2 – Other Significant Observable Inputs – Short	(1,401,729)	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$2,623,516,285	$(158,042)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008, the Portfolio had six Level 3 securities with a market value of $0.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Mutual Funds	65.5%
Affiliated Money Market Mutual Fund	9.9
U.S. Treasury Obligations	6.3
U.S. Government Agency Obligations	3.7
Exchange Traded Funds	3.6
U.S. Government Mortgage-Backed Obligations	2.4
Commercial Banks	1.6
Foreign Government Bonds	1.5
Mutual Funds	1.5
Electric	1.0
Repurchase Agreements	0.6
Oil, Gas & Consumable Fuels	0.6
Telecommunications	0.4
Financial – Bank & Trust	0.3
Commercial Services & Supplies	0.3
Transportation	0.3
Pipelines	0.3
Environmental Control	0.2
Insurance	0.2
Engineering/Construction	0.2
Collateralized Mortgage Obligations	0.1
Diversified Financial Services	0.1
Internet Software & Services	0.1
Semiconductors	0.1
Retail & Merchandising	0.1
Commercial Paper	0.1
Pharmaceuticals	0.1
Financial Services	0.1
Chemicals	0.1
Real Estate Investment Trusts	0.1
Computer Services & Software	0.1
Computers & Peripherals	0.1
Electronic Components & Equipment	0.1
Energy – Alternate Sources	0.1
Machinery & Equipment	0.1
Healthcare Products	0.1

102.0
Options Written and Securities Sold Short	(2.0)
Liabilities in excess of other assets	— *

100.0%

*     Less than .05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $2,585,257,174)	$1,976,395,520
Unaffiliated investments (cost $777,496,125)	698,279,244
Cash	82,010,293
Deposit with broker	49,480,500
Receivable for investments sold	108,236,189
Unrealized appreciation on foreign currency forward contracts	3,778,367
Unrealized appreciation on swap agreements	2,994,613
Due from broker-variation margin	2,486,650
Dividends and interest receivable	1,816,936
Receivable for fund share sold	1,579,033
Prepaid expenses	43,481
Tax reclaim receivable	16,163

Total Assets	2,927,116,989

LIABILITIES:
Payable for investments purchased	238,373,943
Securities sold short, at value (proceeds received $69,846,200)	49,756,750
Unrealized depreciation on swap agreements	9,372,459
Unrealized depreciation on foreign currency forward contracts	1,875,838
Written options outstanding, at value (premium received $3,350,099)	1,401,729
Payments received for swap agreements	1,266,153
Payable to custodian	781,632
Advisory fees payable	584,335
Accrued expenses and other liabilities	302,457
Dividends payable on securities sold short	81,619
Shareholder servicing fees payable	9,219
Interest payable on investments sold short	1,115
Payable for fund share repurchased	12

Total Liabilities	303,807,261

NET ASSETS	$2,623,309,728

Net assets were comprised of:
Paid-in capital	$3,832,597,615
Retained earnings	(1,209,287,887)

Net assets, December 31, 2008	$2,623,309,728

Net asset value and redemption price per share, $2,623,309,728 / 332,517,264 outstanding shares of beneficial interest	$7.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$83,854,409
Unaffiliated interest income	5,755,234
Unaffiliated dividend income (net of $52,063 foreign withholding tax)	3,002,696

92,612,339

EXPENSES
Advisory fees	14,634,000
Custodian and accounting fees	741,000
Dividends on securities sold short	597,090
Shareholder servicing fees and expenses	423,024
Audit fee	80,000
Insurance expenses	61,000
Trustees’ fees	27,000
Transfer agent’s fees and expenses	19,000
Legal fees and expenses	11,000
Shareholders’ reports	11,000
Loan interest expense (Note 7)	6,616
Miscellaneous	29,108

Total expenses	16,639,838
Less: advisory fee waiver	(704,645)

Net expenses	15,935,193

NET INVESTMENT INCOME	76,677,146

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(698,646,536))	(759,765,096)
Net capital gain distribution received (including affiliated $207,611,647)	208,498,487
Futures transactions	(47,551,463)
Options written transactions	(5,287,463)
Short sales transactions	1,222,799
Swap agreement transactions	(1,432,700)
Foreign currency transactions	(13,433,691)

(617,749,127)

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated $(905,108,244))	(984,563,814)
Futures	4,317,275
Options written	1,948,370
Short sales	20,089,450
Swap agreements	(6,377,846)
Foreign currencies	124,069

(964,462,496)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(1,582,211,623)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,505,534,477)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$76,677,146	$47,307,384
Net realized gain (loss) on investment transactions	(617,749,127)	195,148,074
Net change in unrealized appreciation (depreciation) on investments	(964,462,496)	111,433,533

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,505,534,477)	353,888,991

DISTRIBUTIONS	(242,455,458)	(29,659,766)

FUND SHARE TRANSACTIONS:
Fund share sold [127,979,935 and 158,118,416 shares, respectively]	1,275,309,534	1,863,650,702
Fund share issued in reinvestment of distributions [22,202,881 and 2,455,279 shares, respectively]	242,455,458	29,659,766
Fund share repurchased [239,422,766 and 7,551,684 shares, respectively]	(2,281,442,804)	(87,905,705)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(763,677,812)	1,805,404,763

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,511,667,747)	2,129,633,988
NET ASSETS:
Beginning of year	5,134,977,475	3,005,343,487

End of year	$2,623,309,728	$5,134,977,475

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 111.9%		Value
COMMON STOCKS — 57.0%	Shares	(Note 2)

Aerospace & Defense — 2.1%
BAE Systems PLC (United Kingdom)	366,647	$1,986,029
Finmeccanica SpA (Italy)	1,110	16,803
General Dynamics Corp.	74,425	4,286,136
Honeywell International, Inc.	43,200	1,418,256
Lockheed Martin Corp.	81,025	6,812,582
MTU Aero Engines Holding AG (Germany)	19,200	522,569
Raytheon Co.	36,950	1,885,928
Rolls-Royce Group PLC (United Kingdom)*	361,756	1,744,988
Rolls-Royce Group PLC (Class C Stock) (United Kingdom)	17,275,144	24,837
Safran SA (France)	43,300	579,861
Thales SA (France)	5,400	223,911

		19,501,900

Agriculture
Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)	518,076	332,921

Airlines — 0.5%
Air New Zealand Ltd. (New Zealand)	362,700	203,793
Cathay Pacific Airways Ltd. (Hong Kong)	100	113
Deutsche Lufthansa AG (Germany)	29,400	457,306
Qantas Airways Ltd. (Australia)	315,100	580,510
Ryanair Holdings PLC, ADR (Ireland)*(a)	13,091	380,686
Singapore Airlines Ltd. (Singapore)	75,000	589,871
Southwest Airlines Co.	272,400	2,348,088

		4,560,367

Auto/Trucks Parts & Equipment — 0.1%
Calsonic Kansei Corp. (Japan)	116,000	165,732
Compagnie Generale des Establissements Michelin (Class B Stock) (France)	6,200	323,789
GKN PLC (United Kingdom)	150,700	210,169
Keihin Corp. (Japan)	49,300	359,214
Nifco, Inc. (Japan)	20,600	208,905

		1,267,809

Automobile Manufacturers — 0.5%
Daiichi Sankyo Co. Ltd. (Japan)	18,700	442,224
DaimlerChrysler AG (Germany)	18,000	668,057
Fuji Heavy Industries Ltd. (Japan)	700	1,924
General Motors Corp.(a)	53,600	171,520
Honda Motor Co. Ltd. (Japan)	53,400	1,137,350
Nissan Motor Co. Ltd. (Japan)	170,100	611,957
Peugeot SA (France)	11,000	185,780
Renault SA (France)	5,200	134,084
Sumitomo Electric Industries Ltd. (Japan)	59,600	461,375
Toyota Motor Corp. (Japan)	15,500	512,404
Valeo SA (France)	14,400	212,477

		4,539,152

Banks — 0.6%
Bank of America Corp.	246,100	3,465,088
Bank Rakyat Indonesia (Indonesia)	1,115,000	474,155
BNP Paribas (France)	8,000	336,391
Standard Chartered PLC (United Kingdom)	100,312	1,261,959

		5,537,593

Beverages — 0.2%
Coca-Cola Co. (The)(a)	44,250	2,003,198

Biotechnology — 1.1%
Amgen, Inc.*	40,750	2,353,312
Genentech, Inc.*	76,801	6,367,571
Gilead Sciences, Inc.*	40,121	2,051,788

		10,772,671

Broadcasting — 0.2%
Liberty Media Corp. – Entertainment (Class A Stock)*	66,500	1,162,420
Liberty Media Holding Corp. – Interactive (Class A Stock)*	79,900	249,288
Time Warner Cable, Inc. (Class A Stock)*	39,500	847,275

		2,258,983

Building Materials — 0.1%
Asahi Glass Co. Ltd. (Japan)	86,000	490,226
Central Glass Co. Ltd. (Japan)	62,000	250,778
Lafarge SA (France)	3,000	180,776
Sanwa Holdings Corp. (Japan)	102,000	392,317

		1,314,097

Business Services — 0.5%
Adecco SA (Switzerland)	9,900	332,806
MasterCard, Inc. (Class A Stock)(a)	29,378	4,198,997

		4,531,803

Capital Markets — 0.1%
Credit Suisse Group AG (Switzerland)	39,760	1,064,650
Deutsche Bank AG (Germany)	8,600	332,691

		1,397,341

Chemicals — 1.0%
Asahi Kasei Corp. (Japan)	146,000	644,452
BASF SE (Germany)	32,900	1,268,164
Clariant AG (Switzerland)*	65,900	441,459
Denki Kagaku Kogyo K.K. (Japan)	157,000	386,618
Du Pont (E.I.) de Nemours & Co.	70,000	1,771,000
Koninklijke DSM NV (Netherlands)	20,900	532,378
Nippon Shokubai Co. Ltd. (Japan)	64,000	493,185
Praxair, Inc.	64,962	3,856,144
Tessenderlo Chemie NV (Belgium)	8,700	261,580

		9,654,980

Clothing & Apparel — 0.1%
Fast Retailing Co. Ltd. (Japan)	4,300	630,951
Onward Holdings Co. Ltd. (Japan)	31,000	247,092

SEE NOTES TO FINANCIAL STATEMENTS.
A24

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Clothing & Apparel (cont’d.)
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	199,500	$396,096

		1,274,139

Commercial Banks — 1.1%
Banche Popolari Unite ScpA (Italy)	19,100	273,199
Banco Bilbao Vizcaya Argentaria SA (Spain)	56,890	684,831
Banco Espirito Santo SA (Portugal)	40,500	376,626
Banco Santander Central Hispano SA (Spain)	294,632	2,764,479
Credit Agricole SA (France)	13,100	145,677
Danske Bank A/S (Denmark)	39,900	387,476
DnB NOR ASA (Norway)	85,000	327,759
HBOS PLC (United Kingdom)	122,421	121,448
Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	7,208,000	3,826,849
Intesa Sanpaolo SpA (Italy)	114,700	404,575
Lloyds TSB Group PLC (United Kingdom)	12,310	22,300
Nordea Bank AB (Sweden)	38,800	268,383
Societe Generale (France)	1,900	95,079
Suruga Bank Ltd. (Japan)	41,000	407,319
Verwaltungs und Privat Bank AG (Liechtenstein)	1,500	197,444

		10,303,444

Commercial Services — 1.1%
Capita Group PLC (The) (United Kingdom)	143,321	1,520,724
SGS SA (Switzerland)	925	955,982
Toppan Forms Co. Ltd. (Japan)	27,800	357,743
Visa, Inc. (Class A Stock)	94,189	4,940,213
Waste Management, Inc.	68,900	2,283,346

		10,058,008

Computer Services & Software — 1.7%
Apple, Inc.*(a)	36,883	3,147,964
Autonomy Corp. PLC (United Kingdom)*	55,566	759,755
Dell, Inc.*	193,900	1,985,536
Hitachi Information Systems Ltd. (Japan)	22,200	458,721
Iliad SA (France)	9,378	808,223
Infosys Technologies Ltd., ADR (India)	39,605	973,095
International Business Machines Corp.	32,050	2,697,328
Microsoft Corp.	216,000	4,199,040
NEC Fielding Ltd. (Japan)	20,600	278,604
Oracle Corp.*	31,239	553,867
TietoEnator Oyj (Finland)	24,800	267,857

		16,129,990

Conglomerates
CITIC Pacific Ltd. (Hong Kong)	300	328

Construction — 0.1%
AMEC PLC (United Kingdom)	58,704	415,890
DP World Ltd. (United Arab Emirates)	840,840	327,928

		743,818

Consumer Products & Services — 1.0%
Avon Products, Inc.	56,600	1,360,098
Beiersdorf AG (Germany)	20,666	1,206,522
Electrolux AB (Class B Stock) (Sweden)	52,400	442,302
Fisher & Paykel Apppliances Holdings Ltd. (Class H Stock) (New Zealand)	203,200	160,750
Fortune Brands, Inc.	54,050	2,231,184
Indesit Co. SpA (Italy)	27,510	164,050
Newell Rubbermaid, Inc.	163,600	1,600,008
Pacific Brands Ltd. (Australia)	319,300	96,273
Reckitt Benckiser Group PLC (United Kingdom)	56,617	2,098,524

		9,359,711

Containers & Packaging
Amcor Ltd. (Australia)	97,900	397,846

Distribution/Wholesale — 0.1%
Marubeni Corp. (Japan)	64,301	246,180
Sumitomo Corp. (Japan)	55,800	494,906

		741,086

Diversified Financial Services — 0.7%
Fortis (Belgium)	11,700	15,109
ING Groep NV, ADR (Netherlands)	55,600	566,511
U.S. Bancorp	244,540	6,115,945

		6,697,565

Diversified Machinery
Volvo AB (Class B Stock) (Sweden)	35,400	192,042

Diversified Manufacturing — 0.3%
3M Co.	37,950	2,183,643
AGFA-Gevaert NV (Belgium)*	35,200	91,009
IMI PLC (United Kingdom)	90,400	353,201
Mitsubishi Corp. (Japan)	21,400	303,111
Tomkins PLC (United Kingdom)	241,900	427,785

		3,358,749

Diversified Operations
Davis Service Group PLC (United Kingdom)	20,300	79,314
Mitsui & Co. Ltd. (Japan)	31,200	320,747

		400,061

SEE NOTES TO FINANCIAL STATEMENTS.
A25

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	148,700	$4,237,950
Verizon Communications, Inc.	50,900	1,725,510

		5,963,460

Electric Utilities — 0.3%
Entergy Corp.	35,700	2,967,741

Electronic Components — 0.4%
Alpine Electronics, Inc. (Japan)	12,900	103,552
Eizo Nanao Corp. (Japan)	13,400	218,836
Enel SpA (Italy)	62,700	394,163
Omron Corp. (Japan)	40,400	542,809
Spectris PLC (United Kingdom)	39,300	302,295
THOMSON (France)*	7,590	10,128
Tyco Electronics Ltd. (Bermuda)	130,300	2,112,163
Vestas Wind Systems A/S (Denmark)*	3,479	197,189

		3,881,135

Electronic Equipment & Instruments
Alps Electric Co. Ltd. (Japan)	36,700	181,006

Electronics — 0.1%
Koninklijke Philips Electronics NV (Netherlands)	35,500	682,465

Engineering/Construction — 0.3%
ABB Ltd. (Switzerland)*	116,995	1,712,578
ABB Ltd., ADR (Switzerland)(a)	56,559	848,950
Kyowa Exeo Corp. (Japan)	22,000	236,554
WorleyParsons Ltd. (Australia)	23,674	236,171

		3,034,253

Entertainment & Leisure — 0.3%
Las Vegas Sands Corp.*(a)	340,553	2,019,479
Walt Disney Co. (The)	27,902	633,097

		2,652,576

Equipment Services — 0.2%
BlueScope Steel Ltd. (Australia)	153,500	377,133
Downer EDI Ltd. (Australia)	134,500	360,909
Kyoei Steel Ltd. (Japan)	37,000	743,143

		1,481,185

Exchange Traded Funds — 9.6%
iShares Barclays Intermediate Credit Bond Fund	32,000	3,062,720
iShares Lehman Aggregate Bond Fund	213,800	22,209,544
iShares Russell 1000 Growth Index Fund	207,650	7,695,509
iShares Russell 1000 Value Index Fund	232,000	11,488,640
iShares Russell 2000 Index Fund	142,000	6,996,340
iShares S&P 500 Growth Index Fund	167,600	7,530,268
iShares S&P Global 100 Index Fund	191,200	9,586,768
iShares S&P Smallcap 600 Index Fund	182,000	8,008,000
SPDR Trust, Series 1	160,000	14,438,400

		91,016,189

Farming & Agriculture — 0.7%
AWB Ltd. (Australia)	149,600	266,658
Monsanto Co.	93,267	6,561,334

		6,827,992

Finance – Consumer Loans
Cattles PLC (United Kingdom)	2,330	603

Financial – Bank & Trust — 1.7%
Banco Popolare Scarl (Italy)	19,500	134,174
Banco Santander SA (Spain)*	9,900	90,455
Barclays PLC (United Kingdom)	104,500	230,476
China Merchants Bank Co. Ltd. (Class H Stock) (China)	362,000	677,329
Dexia SA (Belgium)	14,400	64,053
Fifth Third Bancorp	127,600	1,053,976
Governor & Co. of the Bank of Ireland (The) (Ireland)	71,900	83,354
ICICI Bank Ltd. (India)(a)	68,186	1,312,580
National Australia Bank Ltd. (Australia)	50,400	740,963
Royal Bank of Scotland Group PLC (United Kingdom)	205,308	145,820
State Street Corp.	59,000	2,320,470
Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	94,000	555,657
Svenska Handelsbanken AB (Class A Stock) (Sweden)	14,300	227,847
Wells Fargo & Co.(a)	289,508	8,331,280

		15,968,434

Financial Services — 2.8%
Alpha Bank A.E. (Greece)	12,800	119,210
American Express Co.	54,500	1,010,975
Ameriprise Financial, Inc.	95,500	2,230,880
Bank of New York Mellon Corp. (The)	43,600	1,235,188
BM&FBOVESPA SA (Brazil)	113,006	291,722
Citigroup, Inc.(a)	211,500	1,419,165
Credicorp Ltd. (Bermuda)	9,196	459,432
Eurazeo (France)	9,272	432,410
Goldman Sachs Group, Inc. (The)(a)	58,880	4,968,883
H&R Block, Inc.	129,700	2,946,784
JPMorgan Chase & Co.	221,578	6,986,354
Lloyds Banking Group PLC (United Kingdom)	5,351	—
Macquarie Group Ltd. (Australia)	43,495	882,746
Merrill Lynch & Co., Inc.	61,918	720,726
Merrill Lynch & Co., Inc., 144A (original cost $1,100,000; purchased 07/29/08(f)(g)	39,734	439,379

SEE NOTES TO FINANCIAL STATEMENTS.
A26

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial Services (cont’d.)
Noble Group Ltd. (Hong Kong)	500,000	$358,131
Pohjola Bank PLC (Finland)	26,200	355,088
Sumitomo Mitsui Financial Group, Inc. (Japan)	100	405,000
Western Union Co. (The)	102,800	1,474,152

		26,736,225

Foods — 0.8%
CSM NV (Netherlands)	20,700	330,901
Dairy Crest Group PLC (United Kingdom)	13,100	40,118
East Asiatic Co. Ltd. A/S (Denmark)	10,000	331,488
Greggs PLC (United Kingdom)	4,400	212,557
Kraft Foods, Inc. (Class A Stock)	46,100	1,237,785
Marston’s PLC (United Kingdom)	193,200	324,995
Nestle SA (Switzerland)	64,591	2,524,532
Suedzucker AG (Germany)	31,200	471,426
Tate & Lyle PLC (United Kingdom)	52,000	299,613
Woolworths Ltd. (Australia)	90,920	1,695,313

		7,468,728

Gas Distribution — 0.1%
Centrica PLC (United Kingdom)	181,500	694,133

Healthcare-Products — 0.1%
Boston Scientific Corp.*	103,600	801,864

Home Furnishings — 0.1%
Panasonic Corp. (Japan)	65,000	798,995

Hotels, Restaurants & Leisure — 1.1%
McDonald’s Corp.	127,770	7,946,016
Wynn Resorts Ltd.*(a)	49,082	2,074,206

		10,020,222

Industrial Conglomerates — 0.7%
General Electric Co.	285,100	4,618,620
Tyco International Ltd. (Bermuda)	96,200	2,077,920

		6,696,540

Industrial Products — 0.1%
Alstom SA (France)	22,190	1,294,879

Instruments - Controls
Rotork PLC (United Kingdom)	28,184	320,729

Insurance — 1.8%
Aegon NV (Netherlands)	49,800	313,240
Allianz SE (Germany)	3,300	344,037
Amlin PLC (United Kingdom)	38,166	196,172
Aviva PLC (United Kingdom)	49,100	275,315
AXA SA (France)	55,824	1,229,540
Baloise Holding AG (Switzerland)	7,900	582,656
Beazley Group PLC (United Kingdom)	179,800	350,278
Brit Insurance Holdings PLC (United Kingdom)	85,270	269,714
China Life Insurance Co. (China)	349,000	1,072,296
Fondiaria SAI SpA (Italy)	14,900	265,110
Hannover Rueckversicherung AG (Germany)	11,900	372,185
Hartford Financial Service Group, Inc. (The)	30,100	494,242
Hiscox Ltd. (United Kingdom)	61,100	298,679
Irish Life & Permanent PLC (Ireland)	48,500	105,845
Legal & General Group PLC (United Kingdom)	384,600	424,673
Marsh & McLennan Cos., Inc.	149,800	3,635,646
Muenchener Rueckversicherungs AG (Germany)	8,100	1,249,792
Old Mutual PLC (United Kingdom)	191,100	151,115
QBE Insurance Group Ltd. (Australia)	83,413	1,507,549
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	120,800	239,853
Swiss Reinsurance (Switzerland)	18,400	869,564
Zurich Financial Services AG (Switzerland)	13,878	2,959,840

		17,207,341

Internet — 0.2%
Amazon.Com, Inc.*(a)	10,023	513,980
Google, Inc. (Class A Stock)*	5,205	1,601,318

		2,115,298

Investment Firms — 0.1%
Morgan Stanley(a)	29,700	476,388

Iron/Steel
JFE Holdings, Inc. (Japan)	15,400	409,267

Leisure Equipment — 0.3%
Nintendo Co. Ltd. (Japan)	6,400	2,445,771

Lumber & Wood Products — 0.1%
Weyerhaeuser Co.(a)	24,400	746,884

Machinery & Equipment — 0.2%
Deere & Co.	15,498	593,883
Georg Fischer AG (Switzerland)*	1,700	383,173
Rieter Holding AG (Switzerland)	1,611	258,826
Weg SA (Brazil)	41,500	222,448

		1,458,330

Media — 1.2%
British Sky Broadcasting Group PLC (United Kingdom)	132,752	916,150
Cablevision Systems Corp. (Class A Stock)	104,000	1,751,360
Jupiter Telecommunications Co. Ltd. (Japan)	1,755	1,826,676
Naspers Ltd. (Class N Stock) (South Africa)	39,500	710,316
New York Times Co. (The) (Class A Stock)(a)	70,900	519,697
Rogers Communications, Inc. (Class B Stock) (Canada)	40,600	1,203,365
Time Warner, Inc.(a)	386,100	3,884,166
Trinity Mirror PLC (United Kingdom)	126,600	101,476
Viacom, Inc. (Class B Stock)*	30,500	581,330
WPP PLC (United Kingdom)	54,000	312,495

		11,807,031

SEE NOTES TO FINANCIAL STATEMENTS.
A27

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Media & Entertainment
Lagardere SCA (France)	9,700	$391,020

Medical Supplies & Equipment — 1.1%
Covidien Ltd. (Bermuda)	68,700	2,489,688
Johnson & Johnson(a)	111,521	6,672,301
Synthes, Inc.	9,090	1,139,293
Takeda Pharmaceutical Co. Ltd. (Japan)	7,900	411,766

		10,713,048

Metals & Mining — 0.5%
Alcoa, Inc.(a)	74,400	837,744
BHP Billiton Ltd., ADR (Australia)(a)	15,155	650,149
Centennial Coal Co. Ltd. (Australia)	157,200	368,319
Mitsui Mining & Smelting Co. Ltd. (Japan)	194,000	411,547
MMX Mineracao e Metalicos SA (Brazil)*	33,900	40,267
Nippon Light Metal Co. Ltd. (Japan)	394,000	400,153
Norddeutsche Affinerie AG (Germany)	7,900	307,478
Rautaruukki Oyj (Finland)	7,600	128,463
ThyssenKrupp AG (Germany)	42,900	1,130,642
Vedanta Resources PLC (United Kingdom)	73,262	644,109

		4,918,871

Multimedia — 0.1%
Vivendi (France)	16,600	536,835

Office Equipment — 0.1%
OCE NV (Netherlands)	37,500	163,678
Ricoh Co. Ltd. (Japan)	69,000	884,354

		1,048,032

Oil & Gas — 2.4%
Baker Hughes, Inc.	82,200	2,636,154
ENI SpA (Italy)	39,360	915,883
Exxon Mobil Corp.	91,550	7,308,436
Murphy Oil Corp.(a)	60,300	2,674,305
NiSource, Inc.	87,700	962,069
Norsk Hydro ASA (Norway)	16,000	63,524
StatoilHydro ASA (Norway)	20,500	333,464
Total SA (France)	16,000	865,388
Total SA, ADR (France)(a)	101,850	5,632,305
Tullow Oil PLC (United Kingdom)	126,051	1,195,213

		22,586,741

Oil, Gas & Consumable Fuels — 3.6%
BG Group PLC (United Kingdom)	143,930	1,980,375
BP PLC (United Kingdom)	285,500	2,159,116
Cameron International Corp.*(a)	45,293	928,507
Chevron Corp.	85,300	6,309,641
China Oilfield Services Ltd. (Class H Stock) (China)	590,000	481,691
CNOOC Ltd. (Hong Kong)	748,000	711,479
Cosmo Oil Co. Ltd. (Japan)	100,000	311,313
Devon Energy Corp.	6,944	456,290
Hess Corp.(a)	65,757	3,527,205
Nippon Oil Corp. (Japan)	107,000	542,529
Petrofac Ltd. (United Kingdom)	51,314	255,268
Petroleo Brasileiro SA (PFRC) (Brazil)	59,700	584,712
Petroleo Brasileiro SA, ADR (Brazil)	44,941	1,100,605
Repsol YPF SA (Spain)	35,700	749,333
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	94,200	2,337,630
Royal Dutch Shell PLC, ADR (United Kingdom)(a)	50,000	2,647,000
Saipem SpA (Italy)	84,999	1,396,564
Schlumberger Ltd. (Netherlands)(a)	51,106	2,163,317
Sunoco, Inc.(a)	41,250	1,792,725
Transocean Ltd.*(a)	77,147	3,645,196

		34,080,496

Paper & Forest Products — 0.2%
DS Smith PLC (United Kingdom)	107,300	116,860
International Paper Co.(a)	126,400	1,491,520

		1,608,380

Pharmaceuticals — 3.0%
Actelion Ltd. (Switzerland)*	16,891	942,665
Astellas Pharma, Inc. (Japan)	23,100	945,536
AstraZeneca PLC (United Kingdom)	36,900	1,489,200
GlaxoSmithKline PLC (United Kingdom)	35,200	650,071
H. Lundbeck A/S (Denmark)	27,870	572,530
Merck & Co., Inc.	117,800	3,581,120
Novartis AG (Switzerland)	7,700	381,256
Novo Nordisk A/S (Class B Stock) (Denmark)	42,177	2,134,587
Pfizer, Inc.	168,200	2,978,822
Qaigen NV (Netherlands)*	48,028	825,836
Roche Holding AG (Switzerland)	17,888	2,731,056
Sanofi-Aventis SA (France)	24,500	1,546,150
Schering-Plough Corp.(a)	186,223	3,171,378
Terumo Corp. (Japan)	20,500	960,332
Teva Pharmaceutical Industries Ltd., ADR (Israel)(a)	63,116	2,686,848
Wyeth	87,300	3,274,623

		28,872,010

Pipelines — 0.2%
Spectra Energy Corp.	94,400	1,485,856

Real Estate — 0.4%
Aeon Mall Co. Ltd. (Japan)	32,700	632,145
St. Joe Co. (The)*(a)	147,606	3,589,778

		4,221,923

Retail & Merchandising — 2.7%
Centros Comerciales Sudamericanos SA, ADR, 144A (Chile)*	752	16,020
Circle K Sunkus Co. Ltd. (Japan)	15,900	287,660
Costco Wholesale Corp.(a)	73,251	3,845,677

SEE NOTES TO FINANCIAL STATEMENTS.
A28

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Retail & Merchandising (cont’d.)
CVS Caremark Corp.(a)	146,643	$4,214,520
Inditex SA (Spain)	23,379	1,018,160
NIKE, Inc. (Class B Stock)(a)	66,956	3,414,756
Plenus Co. Ltd. (Japan)	29,700	534,826
Rallye SA (France)	14,900	333,458
Shoppers Drug Mart Corp. (Canada)	40,500	1,576,367
Target Corp.(a)	78,358	2,705,702
Wal-Mart de Mexico SAB de CV (Class V Stock) (Mexico)	400,200	1,069,242
Wal-Mart Stores, Inc.(a)	111,701	6,261,958

		25,278,346

Semiconductors
Stmicroelectronics NV (Switzerland)	42,100	279,730

Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp.	109,400	1,603,804

Specialty Retail — 1.0%
Home Depot, Inc. (The)	209,800	4,829,596
Lowe’s Cos., Inc.(a)	217,609	4,682,946

		9,512,542

Steel Producers/Products
Voestalpine AG (Austria)	6,000	125,438

Telecommunications — 1.5%
BT Group PLC (United Kingdom)	444,100	863,260
France Telecom SA (France)	20,600	571,554
MobileOne Ltd. (Singapore)	153,900	158,895
MTN Group Ltd. (South Africa)	96,566	1,133,306
Nippon Telegraph & Telephone Corp. (Japan)	230	1,251,659
NTT DoCoMo, Inc. (Japan)	400	787,326
Portugal Telecom SGPS SA (Portugal)	75,500	637,038
QUALCOMM, Inc.(a)	98,273	3,521,122
Qwest Communications International, Inc.(a)	196,200	714,168
Swisscom AG (Switzerland)	2,500	797,435
Telecom Italia SpA (Italy)	608,600	972,880
Telefonica SA (Spain)	25,200	555,213
Uniden Corp. (Japan)	18,000	28,315
Vodafone Group PLC (United Kingdom)	1,166,508	2,331,238

		14,323,409

Tobacco — 0.2%
Altria Group, Inc.	60,100	905,106
Philip Morris International, Inc.	22,350	972,449

		1,877,555

Transportation — 1.4%
Canadian National Railway Co. (Canada)(a)	31,692	1,164,998
LLX Logistica SA (Brazil)*	28,100	18,195
Neptune Orient Lines Ltd. (Singapore)	218,000	171,314
Norfolk Southern Corp.	78,494	3,693,143
Union Pacific Corp.(a)	165,533	7,912,477

		12,960,127

Utilities — 1.0%
CEZ A/S (Czech Republic)	16,111	654,709
Drax Group PLC (United Kingdom)	62,900	507,338
E.ON AG (Germany)	67,541	2,670,095
Endesa SA (Spain)	11,400	453,211
Iberdrola Renovables SA (Spain)*	238,477	1,011,058
Illinois Tool Works, Inc.	86,100	3,017,805
Pinnacle West Capital Corp.	51,500	1,654,695

		9,968,911

Water — 0.2%
Veolia Environnement (France)	49,508	1,527,770

Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp.*	440,900	806,847

TOTAL COMMON STOCKS
(cost $739,759,326)		542,212,957

	Units

RIGHTS *
Commercial Banks
HBOS PLC, expiring 01/08/09 (United Kingdom)	168,419	—
Diversified Financial Services
Fortis, expiring 03/09/09 (Belgium)	11,700	—

TOTAL RIGHTS
(cost $0)		—

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS — 17.8%
Federal Home Loan Banks
1.185%(c)	10/13/09	$3,100	3,104,576
Federal Home Loan Mortgage Corp.
4.687%(c)	03/01/35	296	297,968
5.50%	TBA	5,700	5,833,597
5.50%	TBA	10,400	10,643,755
5.50%	TBA	5,400	5,526,565
Federal National Mortgage Assoc.
3.455%	11/01/42-07/01/44	396	391,168
4.50%	TBA	1,700	1,738,781
4.50%	TBA	2,000	2,018,124
5.00%	TBA	3,200	3,267,002
5.00%	TBA	22,500	22,971,105
5.00%	TBA	900	918,844
5.089%(c)	06/01/35	475	481,851
5.391%	09/01/14	1,871	1,950,853
5.50%	TBA	4,000	4,100,000
5.50%	TBA	29,800	30,545,000

SEE NOTES TO FINANCIAL STATEMENTS.
A29

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Continued)
6.00%	03/01/37-01/01/39			$2,497	$2,573,465
6.00%	TBA			12,000	12,352,500
6.00%	TBA			900	926,438
6.00%	TBA			12,000	12,352,500
6.318%	06/15/27			4,500	4,935,811
6.50%	TBA			2,000	2,076,876
Government National Mortgage Assoc.
5.00%	TBA			11,500	11,787,500
5.50%	TBA			500	514,844
6.00%	10/15/34-09/15/38			990	1,023,283
6.00%	TBA			3,200	3,300,998
6.00%	TBA			1,000	1,031,562
6.00%	TBA			8,700	8,974,589
6.50%	TBA			8,000	8,317,504
6.50%	TBA			5,000	5,198,440

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(cost $166,125,539)					169,155,499

CORPORATE BONDS — 15.6%
Advertising
Omnicom Group, Inc.,
Gtd. Notes
5.90%	04/15/16	Baa1		200	162,407

Aerospace
Goodrich Corp.,
Sr. Unsec’d. Notes
6.29%	07/01/16	Baa2		100	99,385

Airlines
Southwest Airlines Co.,
Sr. Unsec’d. Notes
6.50%	03/01/12	Baa1		100	93,599

Automotive Parts — 0.4%
Autozone, Inc.,
Sr. Unsec’d. Notes
5.875%	10/15/12	Baa2		1,500	1,330,831
6.95%	06/15/16	Baa2		2,400	2,122,788

					3,453,619

Banks — 2.2%
American Express Bank FSB,
Sr. Unsec’d. Notes
0.54%(c)	05/29/12	A1		200	164,866
1.46%(c)	06/12/09	A1		500	486,788
5.50%	04/16/13	A1		3,500	3,315,340
6.00%	09/13/17	A1		300	280,960
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.00%	09/13/17	A1		3,200	2,996,906
Bank of America Corp.,
FDIC Gtd. Notes.
3.125%	06/15/12	Aaa		1,100	1,143,100
Jr. Sub. Notes
8.125%(c)	12/29/49	A2		2,300	1,720,400
Sr. Unsec’d. Notes
1.42%(c)	10/14/16	A1		500	357,581
5.65%	05/01/18	A1		2,700	2,716,022
Sub. Notes, MTN
4.625%	02/07/17	A2	EUR	300	330,219
4.75%(c)	05/23/17	A2	EUR	600	729,166
BNP Paribas,
Jr. Sub. Notes, 144A (France)
(original cost $193,026; purchased 11/28/06)(f)(g)
5.186%(c)	06/29/49	Aa3		$200	113,457
JPMorgan Chase Bank NA,
Jr. Sub. Notes
4.375%(c)	11/30/21	Aa2	EUR	600	616,658
Sub. Notes
6.00%	10/01/17	Aa2		1,500	1,513,018
PNC Funding Corp.,
FDIC Gtd. Notes.
2.30%	06/22/12	Aaa		1,100	1,110,988
Rabobank Capital Funding Trust,
Gtd. Notes, 144A
(original cost $195,166; purchased 12/15/06)(f)(g)
5.254%(c)	12/29/49	Aa2		200	109,655
Regions Bank,
FDIC Gtd. Notes.
3.25%	12/09/11	Aaa		1,700	1,768,614
SunTrust Bank,
FDIC Gtd. Notes.
3.00%	11/16/11	Aaa		1,700	1,757,977

					21,231,715
Biotechnology
Amgen, Inc.,
Sr. Unsec’d. Notes
6.15%	06/01/18	A3		100	106,072

Building Materials — 0.1%
Masco Corp.,
Sr. Unsec’d. Notes
6.125%	10/03/16	Ba1		1,000	686,351

Capital Markets — 0.1%
Deutsche Bank AG,
Sr. Unsec’d. Notes (Germany)
4.875%	05/20/13	Aa1		1,300	1,276,327

Chemicals — 0.1%
Cytec Industries, Inc.,
Sr. Unsec’d. Notes
6.00%	10/01/15	Baa3		1,000	818,730

Commercial Banks — 0.2%
HBOS Capital Funding LP,
Bank Gtd. Notes (United Kingdom)
9.54%(c)	03/29/49	A1	GBP	200	230,141
HBOS PLC, (United Kingdom)(f)(g)
Jr. Sub. Notes, 144A
(original cost $686,035; purchased 05/10/07)
5.92%(c)	09/29/49	A1		700	265,028
Sr. Sub. Notes, 144A
(original cost $1,195,008; purchased 05/15/08)
6.75%	05/21/18	Aa3		1,200	1,056,119

					1,551,288

SEE NOTES TO FINANCIAL STATEMENTS.
A30

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE BONDS (Continued)
Computer Services & Software — 0.1%
Computer Sciences Corp.,
Sr. Unsec’d. Notes, 144A
(original cost $1,000,220; purchased 05/15/08)(f)(g)
5.50%	03/15/13	Baa1		$1,000	$895,903

Construction
DR Horton, Inc.,
Gtd. Notes
6.00%	04/15/11	Ba3		100	86,000

Consumer Products & Services
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
4.00%	05/01/10	Baa2		100	95,565

Containers & Packaging — 0.1%
Rexam PLC,
Sr. Unsec’d. Notes, 144A (United Kingdom)
(original cost $497,815; purchased 05/28/08)(f)(g)
6.75%	06/01/13	Baa3		500	442,422
Sealed Air Corp.,
Sr. Unsec’d. Notes, 144A
(original cost $98,058; purchased 10/19/06)(f)(g)
5.625%	07/15/13	Baa3		100	82,630

					525,052

Diversified Financial Services — 0.9%
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A
(original cost $104,671; purchased 04/04/07)(f)(g)
6.40%	12/15/11	Baa2		100	101,975
El Paso Performance-Linked Trust,
Sr. Unsec’d. Notes, 144A
(original cost $212,500; purchased 03/15/07)(f)(g)
7.75%	07/15/11	Ba3		200	173,150
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
7.25%	10/25/11	Caa1		450	328,729
7.80%	06/01/12	Caa1		50	35,079
GATX Financial Corp.,
Sr. Unsec’d. Notes
5.125%	04/15/10	Baa1		100	93,671
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
3.053%(c)	05/22/13	Aaa		600	505,019
5.625%	09/15/17	Aaa		2,000	2,011,888
Sub. Notes, 144A
(original cost $2,195,796; purchased 08/30/07)(f)(g)
6.50%	09/15/67	NR	GBP	1,100	997,944
GMAC LLC,
Sr. Unsec’d. Notes
3.399%(c)	05/15/09	C		1,400	1,337,000
6.75%	12/01/14	C		100	68,365
ORIX Corp.,
Unsub. Notes (Japan)
5.48%	11/22/11	A3		100	75,128
Petroleum Export Ltd.,
Sr. Sec’d. Notes (Cayman Islands)(g)
5.265%	06/15/11	Baa1		2,418	2,244,853
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
(original cost $598,300; purchased 09/17/07)(f)(g)
5.10%(c)	08/20/09	Baa2		600	600,297
SMFG Preferred Capital USD 1 Ltd.,
Sub. Notes, 144A
(original cost $200,000; purchased 12/13/06)(f)(g)
6.078%(c)	01/29/49	A2		200	134,926
TNB Capital (L) Ltd.,
Gtd. Notes (Malaysia)
5.25%	05/05/15	Baa1		200	184,138

					8,892,162

Diversified Operations – 0.1%
EnCana Holdings Finance Corp.,
Gtd. Notes (Canada)
5.80%	05/01/14	Baa2		100	94,299
Siemens Financieringsmaatschappij NV,
Gtd. Notes, 144A (Netherlands)
(original cost $300,000; purchased 08/09/06)(f)(g)
2.183%(c)	08/14/09	A1		300	300,267

					394,566

Education — 0.1%
President & Fellows of Harvard College,
Bonds, 144A
(original cost $398,540; purchased 12/05/2008)(f)(g)
6.50%	01/15/39	Aaa		400	440,992

Electric — 0.4%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
5.25%	06/01/15	Baa2		1,300	1,199,879
Consumers Energy Co.,
First Mortgage
5.00%	02/15/12	Baa1		200	195,513
FirstEnergy Corp.,
Sr. Unsec’d. Notes
6.45%	11/15/11	Baa3		100	94,526
Majapahit Holding BV,
Gtd. Notes (Netherlands)
7.25%	10/17/11	Ba3		1,850	1,393,838
NiSource Finance Corp.,
Gtd. Notes
6.80%	01/15/19	Baa3		1,000	635,179
NRG Energy, Inc.,
Gtd. Notes
7.375%	01/15/17	B1		500	460,000

					3,978,935

Financial – Bank & Trust — 1.9%
ANZ National International Ltd.,
Bank Gtd. Notes, 144A (New Zealand)
(original cost $3,295,704; purchased 07/09/08, 08/06/08)(f)(g)
6.20%	07/19/13	Aa2		3,300	3,192,948

SEE NOTES TO FINANCIAL STATEMENTS.
A31

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE BONDS (Continued)
Financial – Bank & Trust (cont’d.)
Barclays Bank PLC, (United Kingdom)
Jr. Sub. Notes, MTN
8.25%(c)	02/28/49	Aa2	GBP	200	$235,611
Sr. Unsec’d. Notes
5.45%	09/12/12	Aa1		$800	810,169
Sub. Notes, 144A
(original cost $3,500,000; purchased 04/18/08)(f)(g)
7.70%(c)	04/29/49	Aa2		3,500	2,314,410
Caisse Nationale des Caisses d’Epargne et de Prevoyance,
Jr. Sub. Notes, MTN (France)
6.117%(c)	10/29/49	A2	EUR	300	223,961
Export-Import Bank of Korea,
Notes (South Korea)
2.293%(c)	06/01/09	Aa3		500	498,611
Sr. Unsec’d. Notes, MTN (South Korea)
5.75%	05/22/13	Aa3	EUR	300	353,203
Mizuho Financial Group Cayman Ltd.,
Bank Gtd. Notes (Cayman Islands)
8.375%	01/29/49	Aa3		700	652,351
Morgan Stanley,
Sr. Unsec’d. Notes
1.574%(c)	10/15/15	A2		100	68,494
6.75%	04/15/11	A2		500	491,963
Sr. Unsec’d. Notes, MTN
1.184%(c)	01/15/10	A2		1,600	1,470,069
6.00%	04/28/15	A2		2,500	2,156,825
6.625%	04/01/18	A2		2,100	1,842,309
National Australia Bank Ltd.,
Sub. Notes, MTN (Australia)
1.696%(c)	06/29/16	Aa2		300	239,326
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes (United Kingdom)
7.092%(c)	10/29/49	A3	EUR	100	59,772
9.118%	03/31/49	A3		500	426,868
Santander Perpetual SA Unipersonal,
Bank Gtd. Notes, 144A (Spain)
(original cost $300,000; purchased 10/18/07)(f)(g)
6.671%(c)	10/29/49	Aa2		300	190,812
Santander US Debt SA Unipersonal,
Bank Gtd. Notes, 144A (Spain)
(original cost $200,000; purchased 11/21/06)(f)(g)
2.261%(c)	11/20/09	Aa1		200	197,515
State Street Capital Trust III,
Gtd. Notes
8.25%(c)	12/29/49	A1		1,000	772,590
State Street Capital Trust IV,
Gtd. Notes
2.996%(c)	06/15/37	A1		300	131,754
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN (Canada)
5.375%	05/14/15	Aaa	EUR	500	679,809
Wells Fargo & Co.,
Sr. Unsec’d. Notes
4.375%	01/31/13	Aa3		500	489,608
Wells Fargo Capital XIII,
Gtd. Notes
7.70%(c)	12/29/49	A1		100	82,531

					17,581,509

Financial Services — 4.3%
American Express Co.,
Sr. Unsec’d. Notes
7.00%	03/19/18	A2		1,220	1,233,596
American Express Credit Corp.,
Sr. Unsec’d. Notes
0.586%(c)	10/04/10	A1		300	268,398
Sr. Unsec’d. Notes, MTN
1.801%(c)	05/27/10	A1		600	554,229
5.875%	05/02/13	A1		400	383,990
American General Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.90%	12/15/17	Baa1		4,400	1,904,201
American Honda Finance Corp.,
Notes, 144A, MTN
(original cost $1,600,000; purchased 06/16/08)(f)(g)
2.275%(c)	06/20/11	Aa3		1,600	1,558,797
Bear Stearns Cos. LLC (The),
Sr. Unsec’d. Notes
6.40%	10/02/17	Aa3		100	103,918
7.25%	02/01/18	Aa3		100	109,586
Bear Stearns Cos., Inc. (The),
Sr. Unsec’d. Notes, MTN
6.95%	08/10/12	Aa3		900	934,716
Capital One Financial Corp.,
Sr. Unsec’d. Notes
6.75%	09/15/17	A3		600	581,144
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.216%(c)	06/24/11	A2		1,500	1,340,932
Citigroup Capital XXI,
Gtd. Notes
8.30%(c)	12/21/57	Baa1		2,000	1,542,474
Citigroup Finance Canada, Inc.,
Gtd. Notes, MTN (Canada)
(original cost $397,797; purchased 05/14/08)(f)(g)
5.50%	05/21/13	A2	CAD	400	290,544
Citigroup Funding, Inc.,
Gtd. Notes, MTN
0.356%(c)	04/23/09	A2		500	494,205
Citigroup, Inc.,
Jr. Sub. Notes
8.40%(c)	04/29/49	Baa3		4,200	2,773,218
Sr. Unsec’d. Notes
5.50%	04/11/13	A2		2,100	2,044,736
6.125%	11/21/17	A2		1,900	1,920,026
6.125%	05/15/18	A2		700	707,785
CM-CIC,
Cov’d. Bonds, MTN (France)
5.25%	06/09/10	Aaa	EUR	500	712,608
Credit Suisse USA, Inc.,
Gtd. Notes
2.298%(c)	11/20/09	Aa1		100	96,348
GE Capital UK Funding,
Gtd. Notes, MTN (Ireland)
6.00%	04/11/13	Aaa	GBP	1,400	1,988,067
SEE NOTES TO FINANCIAL STATEMENTS.
A32

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE BONDS (Continued)
Financial Services (cont’d.)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.766%(c)	06/28/10	A1		$300	$274,594
5.95%	01/18/18	A1		3,200	3,034,150
6.15%	04/01/18	A1		700	672,673
Sub. Notes
6.75%	10/01/37	A2		2,900	2,354,417
HSBC Capital Funding LP,
Bank Gtd. Notes, 144A
(original cost $785,309; purchased 05/09/07)(f)(g)
9.547%(c)	12/29/49	A1		700	554,609
HSBC Finance Corp.,
Sr. Unsec’d. Notes
1.193%(c)	10/21/09	Aa3		100	93,825
HSBC Financial Corp. Ltd.,
Gtd. Notes, MTN (Canada)
1.304%(c)	05/03/12	Aa3	CAD	200	158,448
International Lease Finance Corp.,
Sr. Unsec’d. Notes
1.483%(c)	04/20/09	Baa1		100	96,092
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
6.00%	01/15/18	Aa3		500	527,762
Sr. Unsec’d. Notes, MTN
1.546%(c)	06/25/10	Aa3		400	385,634
Lehman Brothers Holdings, Inc.,(i)
Sr. Unsec’d. Notes, MTN
Zero(c)	11/16/09	NR		400	36,000
Zero(c)	05/25/10	NR		200	18,000
5.625%	01/24/13	NR		4,800	456,000
6.875%	05/02/18	NR		1,100	104,500
Merrill Lynch & Co., Inc.,
Notes, MTN
6.875%	04/25/18	A1		3,900	4,079,501
Sr. Unsec’d. Notes
2.29%(c)	12/04/09	A1		400	383,846
National Rural Utilities Cooperative Finance Corp.,
Sr. Sec’d. Notes
2.21%(c)	07/01/10	A1		200	182,487
Pearson Dollar Finance PLC,
Gtd. Notes, 144A (United Kingdom)
(original cost $998,160; purchased 04/29/08)(f)(g)
6.25%	05/06/18	Baa1		1,000	842,606
TNK-BP Finance SA,
Gtd. Notes (Luxembourg)
7.50%	07/18/16	Baa2		1,750	918,750
UBS AG, (Switzerland)
Sr. Unsec’d. Notes
5.875%	12/20/17	Aa2		1,000	918,645
Sr. Unsec’d. Notes, MTN
5.75%	04/25/18	Aa2		3,800	3,448,861
Western Union Co. (The),
Gtd. Notes
5.93%	10/01/16	A3		100	85,462

					41,170,380

Foods
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
6.25%	06/01/12	Baa2		100	103,424
Tate & Lyle International Finance PLC,
Gtd. Notes, 144A (United Kingdom)
(original cost $102,333; purchased 02/21/07)(f)(g)
6.125%	06/15/11	Baa2		100	94,756

					198,180

Gaming
Mandalay Resort Group,
Gtd. Notes
6.50%	07/31/09	Ba3		300	291,000

Healthcare Services — 0.1%
HCA, Inc.,
Sr. Sec’d. Notes
9.25%	11/15/16	B2		500	458,750

Healthcare-Products
Boston Scientific Corp.,
Sr. Unsec’d. Notes
6.00%	06/15/11	Ba2		100	95,000

Hotels & Motels
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
6.75%	05/15/18	Baa3		600	330,000

Insurance — 1.0%
Ace INA Holdings, Inc.,
Gtd. Notes
5.80%	03/15/18	A3		1,000	899,952
Allstate Life Global Funding Trusts,
Notes, MTN
5.375%	04/30/13	Aa3		800	787,519
American International Group, Inc.,
Jr. Sub. Debs., 144A
(original cost $1,201,590; purchased 05/13/08 – 05/20/08)(f)(g)
8.175%(c)	05/15/58	Baa1		1,200	466,830
Jr. Sub. Notes
4.875%(c)	03/15/67	Baa1	EUR	100	34,056
Jr. Sub. Notes, 144A
(original cost $2,001,169; purchased 05/15/08)(f)(g)
8.00%(c)	05/22/38	Baa1	EUR	1,300	596,330
Sr. Unsec’d. Notes, 144A
(original cost $2,000,000; purchased 08/13/08)(f)(g)
8.25%	08/15/18	A3		2,000	1,463,838
Sr. Unsec’d. Notes, MTN
5.85%	01/16/18	A3		500	335,143
Berkshire Hathaway Finance Corp.,
Gtd. Notes
5.00%	08/15/13	Aaa		200	203,448
Genworth Financial, Inc.,
Sr. Unsec’d. Notes, MTN
6.515%	05/22/18	Baa1		1,000	346,755
Liberty Mutual Group, Inc.,
Sr. Unsec’d. Notes, 144A
(original cost $969,190; purchased 06/03/08)(f)(g)
5.75%	03/15/14	Baa2		1,000	646,439

SEE NOTES TO FINANCIAL STATEMENTS.
A33

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Insurance (cont’d.)
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.75%	09/15/15	Baa2		$2,000	$1,781,452
Metropolitan Life Global Funding I,(f)(g)
Sr. Sec’d. Notes, 144A
(original cost $600,000; purchased 04/07/08)
1.635%(c)	04/13/09	Aa2		600	593,028
(original cost $190,698; purchased 06/26/08)
2.246%(c)	03/15/12	Aa2		200	157,855
Principal Life Income Funding Trusts,
Sr. Sec’d. Notes, MTN
5.30%	04/24/13	Aa2		500	468,364
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
5.80%	05/15/18	A2		1,000	963,108

					9,744,117

Lodging
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes (Liberia)
8.00%	05/15/10	Ba1		200	171,000

Media — 0.1%
Time Warner, Inc.,
Gtd. Notes
2.405%(c)	11/13/09	Baa2		1,000	962,525

Medical Supplies & Equipment — 0.3%
Baxter International, Inc.,
Sr. Unsec’d. Notes
5.375%	06/01/18	A3		1,000	1,045,364
Covidien International Finance SA,
Gtd. Notes, 144A (Luxembourg)
6.00%	10/15/17	Baa1		2,000	1,973,012
McKesson Corp.,
Sr. Unsec’d. Notes
5.70%	03/01/17	Baa3		100	90,458

					3,108,834

Metals & Mining — 0.6%
Alcoa, Inc.,
Sr. Unsec’d. Notes
6.00%	01/15/12	Baa1		1,000	908,578
6.00%	07/15/13	Baa1		1,000	904,183
6.75%	07/15/18	Baa1		1,000	818,135
BHP Billiton Finance Ltd.,
Gtd. Notes (Australia)
5.125%	03/29/12	A1		300	282,170
Corp. Nacional del Cobre de Chile – CODELCO,
Unsec’d. Notes (Chile)
6.15%	10/24/36	A1		750	666,038
Falconbridge Ltd.,
Sr. Unsec’d. Notes (Canada)
5.375%	06/01/15	Baa2		1,200	766,020
7.35%	06/05/12	Baa2		100	79,299
Rio Tinto Alcan, Inc.,
Sr. Unsec’d. Notes (Canada)
6.45%	03/15/11	BBB		100	89,138
Vale Overseas Ltd.,
Gtd. Notes
8.25%	01/17/34	Baa2		750	797,025

					5,310,586

Multimedia — 0.1%
Vivendi,
Notes, 144A (France)
(original cost $982,160; purchased 04/18/08)(f)(g)
5.75%	04/04/13	Baa2		1,000	877,738

Office Equipment
Xerox Corp.,
Gtd. Notes
9.75%	01/15/09	NR		100	99,900

Oil & Gas — 0.2%
Shell International Finance BV,
Gtd. Notes (Netherlands)
6.375%	12/15/38	Aa1		2,000	2,249,978

Oil, Gas & Consumable Fuels — 0.5%
Gaz Capital SA,
Sec’d. Notes (Luxembourg)
5.875%	06/01/15	A3	EUR	1,500	1,292,483
Petronas Capital Ltd.,
Gtd. Notes (Malaysia)
7.875%	05/22/22	A1		500	555,668
Ras Laffan Liquefied Natural Gas Co. Ltd. II,
Bonds, 144A(g)
5.298%	09/30/20	Aa2		3,550	2,552,805
Ras Laffan Liquefied Natural Gas Co. Ltd. III,
Sr. Sec’d. Notes, 144A
(original cost $991,510; purchased 12/06/07)(f)(g)
5.832%	09/30/16	Aa2		1,000	741,200

					5,142,156

Pharmaceuticals — 0.4%
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
6.00%	06/15/17	Baa2		1,000	912,031
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
2.80%(c)	05/13/10	A1		700	676,954
6.375%	05/15/38	A1		2,000	2,259,670
Merck & Co., Inc.,
Sr. Unsec’d. Notes
4.75%	03/01/15	Aa3		200	197,710

					4,046,365

Pipelines — 0.4%
Dynegy Roseton/Danskammer Pass-Through Trust,
Pass-Through Cerificates
7.27%	11/08/10	Ba3		95	90,274

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Pipelines (cont’d.)
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
(original cost $500,000; purchased 12/14/07)(f)(g)
6.514%	12/15/12	Baa3	$500	$474,509
Spectra Energy Capital LLC,
Gtd. Notes
6.20%	04/15/18	Baa1	2,400	2,082,600
Sr. Unsec’d. Notes
5.668%	08/15/14	Baa1	1,000	877,112

				3,524,495

Real Estate Investment Trusts — 0.2%
HCP, Inc.,
Sr. Unsec’d. Notes, MTN
6.70%	01/30/18	Baa3	1,000	479,523
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.875%	05/15/15	Baa2	300	207,131
Nationwide Health Properties, Inc.,
Sr. Unsec’d. Notes
6.50%	07/15/11	Baa3	200	181,544
Simon Property Group LP,
Sr. Unsec’d. Notes
5.25%	12/01/16	A3	500	319,491
5.75%	12/01/15	A3	100	65,319
Vornado Realty LP,
Sr. Unsec’d. Notes
5.60%	02/15/11	Baa2	100	90,381

				1,343,389

Retail & Merchandising — 0.2%
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.75%	08/15/11	Baa2	100	100,346
Kohls Corp.,
Sr. Unsec’d. Notes
6.25%	12/15/17	Baa1	100	80,083
Limited Brands, Inc.,
Sr. Unsec’d. Notes
6.90%	07/15/17	Ba1	500	303,404
Nordstrom, Inc.,
Sr. Unsec’d. Notes
6.25%	01/15/18	Baa1	1,400	983,339
Target Corp.,
Sr. Unsec’d. Notes
7.00%	01/15/38	A2	500	463,397
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
5.80%	02/15/18	Aa2	200	221,310

				2,151,879

Telecommunications — 0.1%
BellSouth Corp.,
Sr. Unsec’d. Notes
5.20%	09/15/14	A2	100	97,354
Deutsche Telekom International Finance BV,
Gtd. Notes (Netherlands)
8.75%	06/15/30	Baa1	100	123,314
Embarq Corp.,
Sr. Unsec’d. Notes
6.738%	06/01/13	Baa3	100	84,500
Motorola, Inc.,
Sr. Unsec’d. Notes
6.00%	11/15/17	Baa2	100	53,923
Rogers Wireless, Inc.,
Sr. Sec’d. Notes (Canada)
7.25%	12/15/12	Baa3	100	97,706
Telecom Italia Capital SA,
Gtd. Notes (Luxembourg)
6.999%	06/04/18	Baa2	500	405,625

				862,422

Tobacco — 0.3%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.65%	05/16/18	A2	2,000	1,982,666
Reynolds American, Inc.,
Sr. Sec’d. Notes
2.696%(c)	06/15/11	Baa3	500	404,375
UST, Inc.,
Sr. Unsec’d. Notes
6.625%	07/15/12	A3	200	187,924

				2,574,965

Transportation
CSX Corp.,
Sr. Unsec’d. Notes
6.30%	03/15/12	Baa3	100	96,823

Utilities — 0.1%
Exelon Corp.,
Sr. Unsec’d. Notes
6.75%	05/01/11	Baa1	100	97,597
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
8.875%	11/15/38	Baa1	500	632,781

				730,378

Wireless Telecommunication Services
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
6.00%	12/01/16	Ba2	200	141,000

TOTAL CORPORATE BONDS
(cost $180,974,297)				148,052,037

U.S. TREASURY OBLIGATIONS — 13.5%
U.S. Treasury Bonds
5.00%	05/15/37		700	1,014,234
5.375%	02/15/31		8,500	11,679,527

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Inflationary Indexed Bonds, TIPS
1.625%	01/15/15		$2,000	$2,103,624
1.875%	07/15/13-07/15/15		23,850	26,092,180
2.00%	04/15/12-01/15/26		24,500	26,051,470
2.375%	04/15/11-01/15/27		16,050	17,703,354
2.50%	07/15/16		2,100	2,234,269
2.625%	07/15/17		3,700	3,962,068
3.625%	04/15/28		1,900	3,030,903
U.S. Treasury Notes
2.875%	06/30/10		8,300	8,595,364
3.125%	04/30/13		6,500	7,035,743
3.375%	07/31/13		4,700	5,133,650
4.625%	02/15/17		4,000	4,730,624
4.75%	08/15/17		1,400	1,673,875
U.S. Treasury Strips
7.25%	02/15/22		1,600	1,029,576
7.875%	02/15/21		1,700	1,132,244
8.00%	11/15/21		1,700	1,100,699
8.125%	05/15/21-08/15/21		6,600	4,341,050

TOTAL U.S. TREASURY OBLIGATIONS
(cost $123,695,241)				128,644,454

COLLATERALIZED MORTGAGE
OBLIGATIONS — 2.9%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
5.135%(c)	09/25/35	A2	513	308,475
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
5.66%(c)	09/25/45	Aa1	443	209,874
Banc of America Large Loan, Inc.,
Series 2007-BMB1, Class A1, 144A
(original cost $583,785; purchased 10/05/07)(f)(g)
1.71%(c)	08/15/29	Aaa	584	410,769
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
4.75%(c)	08/25/33	Aaa	55	48,690
Series 2003-7, Class 6A
4.644%(c)	10/25/33	Aaa	36	31,687
Series 2003-9, Class 2A1
5.43%(c)	02/25/34	Aaa	369	235,768
Series 2004-2, Class 22A
4.468%(c)	05/25/34	Aaa	81	59,769
Series 2004-10, Class 13A1
5.01%(c)	01/25/35	Aa2	414	285,045
Series 2004-10, Class 21A1
4.853%(c)	01/25/35	Aaa	626	426,677
Series 2004-10, Class 22A1
4.955%(c)	01/25/35	Aaa	452	340,748
Series 2005-2, Class A1
4.125%(c)	03/25/35	Aaa	475	401,993
Series 2005-2, Class A2
4.125%(c)	03/25/35	Aaa	206	160,612
Series 2005-5, Class A1
2.74%(c)	08/25/35	Aaa	321	269,628
Series 2005-5, Class A2
4.55%(c)	08/25/35	Aaa	1,242	1,019,421
Series 2005-9, Class A1
4.625%(c)	10/25/35	Aaa	141	108,099
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
5.495%(c)	09/25/35	Aaa	249	115,606
Series 2005-9, Class 24A1
5.569%(c)	11/25/35	A2	265	185,234
Series 2005-10, Class 24A1
5.849%(c)	01/25/36	Aa1	407	242,487
Series 2006-2, Class 23A1
5.885%(c)	03/25/36	Aaa	511	234,903
Series 2006-5, Class 2A2
6.25%(c)	08/25/36	Aa1	395	185,261
Series 2006-6, Class 32A1
5.747%(c)	11/25/36	Aaa	195	91,087
Series 2006-8, Class 3A1
0.63%(c)	02/25/34	Aaa	204	94,318
Bear Stearns Second Lien Trust,
Series 2007-SV1A, Class A1, 144A
(original cost $200,099; purchased 01/15/0, 12/24/08)(f)(g)
0.69%(c)	12/25/36	Baa1	254	178,731
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
5.661%(c)	01/26/36	Aaa	651	408,561
Series 2007-R6, Class 2A1
5.761%(c)	12/26/46	Aaa	423	293,785
CC Mortgage Funding Corp.,
Series 2007-2A, Class A1, 144A
(original cost $452,478; purchased 06/05/07)(f)(g)
0.60%(c)	05/25/48	Baa1	453	186,848
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A3B
5.70%(c)	12/10/49	Aaa	300	168,228
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
4.683%(c)	03/25/34	Aaa	240	179,773
Series 2005-3, Class 2A2B
4.685%(c)	08/25/35	Aaa	463	311,182
Series 2005-6, Class A1
4.05%(c)	08/25/35	Aaa	234	175,904
Series 2005-6, Class A2
4.248%(c)	08/25/35	Aaa	137	111,903
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A3
5.25%	06/25/35	Aaa	48	32,291
Series 2005-56, Class 2A2
4.296%(c)	11/25/35	Aaa	41	21,579
Series 2005-56, Class 2A3
3.756%(c)	11/25/35	Aaa	41	21,117
Series 2005-62, Class 2A1
3.256%(c)	12/25/35	Aaa	676	332,909
Series 2006-15CB, Class A1
6.50%	06/25/36	A1	261	127,494
Series 2006-OA12, Class A1A
0.588%(c)	09/20/46	Aaa	30	29,379

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS
(Continued)
Series 2006-OA14, Class 2A1
0.661%(c)	11/25/46	Aaa		$120	$48,805
Series 2006-OA19, Class A1
0.688%(c)	02/20/47	Aaa		453	185,699
Series 2006-OA22, Class A1
0.631%(c)	02/25/47	Aaa		352	143,975
Series 2007-7T2, Class A9
6.00%	04/25/37	NR		170	90,508
Series 2007-16CB, Class 5A1
6.25%	08/25/37	Aaa		86	42,258
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
4.74%(c)	08/25/34	A1		338	170,112
Series 2004-12, Class 12A1
4.713%(c)	08/25/34	Aa2		102	62,205
Series 2004-22, Class A3
4.789%(c)	11/25/34	Aaa		68	42,284
Series 2004-HYB5, Class 2A1
4.812%(c)	04/20/35	Aa1		366	263,151
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class A3
5.311%	12/15/39	Aaa		400	310,370
Crusade Global Trust,
Series 2004-2, Class A2 (Australia)
4.331%(c)	11/19/37	Aaa	EUR	303	379,200
CS First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
4.75%(c)	08/25/33	Aaa		78	63,484
Series 2004-AR3, Class 2A1
4.51%(c)	04/25/34	Aaa		418	296,391
Deutsche ALT-A Securities, Inc./Alternate Loan Trust,
Series 2003-3, Class 3A1
5.00%	10/25/18	Aaa		645	602,495
Series 2006-AB4, Class A1B1
0.571%(c)	10/25/36	Aaa		46	42,861
Series 2006-AR6, Class A1
0.551%(c)	02/25/37	Aaa		71	63,952
Series 2007-1, Class 1A1
0.561%(c)	08/25/37	Aa1		292	278,371
Fannie Mae,
Series 2002-74, Class PC
5.00%	03/25/15	Aaa		2	1,767
Series 2005-47, Class PA
5.50%	09/25/24	Aaa		485	488,815
Series 2005-54, Class ZM
4.50%	06/25/35	Aaa		117	110,917
Series 2006-16, Class FC
0.771%(c)	03/25/36	Aaa		232	217,794
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
3.878%(c)	07/25/44	Aaa		22	19,605
First Horizon Asset Securities, Inc.,
Series 2003-AR2, Class 2A1
4.429%(c)	07/25/33	AAA(d)		395	382,790
Series 2003-AR4, Class 2A1
4.741%(c)	12/25/33	Aaa		42	33,775
Freddie Mac,
Series 2906, Class GZ
5.00%	09/15/34	Aaa		488	481,467
Series 2962, Class YC
4.50%	09/15/14	Aaa		176	176,666
Series 3059, Class CA
5.00%	03/15/25	Aaa		42	42,332
Series 3117, Class PN
5.00%	11/15/21	Aaa		24	24,412
Series 3174, Class FM
1.43%(c)	05/15/36	Aaa		169	162,163
Series R006, Class ZA
6.00%	04/15/36	Aaa		352	344,491
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
0.551%(c)	10/25/46	Aaa		174	139,357
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1, 144A (original cost $157,763; purchased 06/01/07)(f)(g)
1.97%(c)	03/06/20	Aaa		158	116,055
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
4.516%(c)	03/25/33	Aaa		40	34,218
Series 2006-AR1, Class 2A1
5.181%(c)	01/25/36	AAA		583	401,428
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
5.129%(c)	05/19/33	AAA(d)		88	69,479
Series 2004-1, Class 2A
5.18%(c)	04/19/34	Aaa		382	275,891
Series 2005-2, Class 2A1A
0.801%(c)	05/19/35	Aaa		74	34,392
Series 2006-12, Class 2A11
0.671%(c)	01/19/38	Aaa		191	170,884
Series 2006-12, Class 2A2A
0.771%(c)	01/19/38	Aaa		225	89,256
Series 2006-SB1, Class A1A
3.106%(c)	12/19/36	Aaa		200	77,432
Immeo Residential Finance PLC,
Series 2, Class A
3.489%(c)	12/15/16	Aaa	EUR	287	308,179
Impac Secured Assets CMN Owner Trust,
Series 2006-4, Class A2A
0.551%(c)	01/25/37	Aa2		97	90,016
Indymac Index Trust, Mortgage Loan
Series 2005-AR12, Class 2A1A
0.711%(c)	07/25/35	Aaa		146	65,120
Series 2006-AR14, Class 1A1A
0.561%(c)	11/25/46	Aaa		132	119,931
Series 2006-AR35, Class 2A2
0.571%(c)	01/25/37	Aaa		39	36,527
JLOC Ltd., (Japan)(f)(g)
Series 36A, Class A1, 144A (original cost $239,815; purchased 04/23/07)
1.155%(c)	02/16/16	Aaa	JPY	28,472	307,334

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS
(Continued)
Series 37A, Class A1, 144A (original cost $314,772; purchased 06/28/07)
0.98%(c)	01/15/15	Aaa	JPY	40,506	$435,669
JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A1
5.55%(c)	10/25/36	Aaa		$188	145,550
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
4.375%(c)	11/25/33	AAA(d)		57	45,622
Series 2004-S1, Class 1A3
4.50%	09/25/34	Aaa		163	156,477
Series 2005-A1, Class 6T1
5.024%(c)	02/25/35	Aaa		122	96,386
Series 2005-A2, Class 7CB1
4.876%(c)	04/25/35	Aaa		547	421,499
Series 2005-ALT1, Class 3A1
5.50%(c)	10/25/35	AAA(d)		281	172,573
Lehman Brothers Floating Rate Commercial Mortgage Trust,
Series 2006-LLFA, Class A1, 144A (original cost $22,017; purchased 08/07/06)(f)(g)
1.27%(c)	09/15/21	Aaa		22	16,572
Master Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
4.952%(c)	12/25/33	Aaa		449	324,374
Series 2007-3, Class 22A1
0.581%(c)	05/25/47	Aaa		82	78,496
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A (original cost $553,500; purchased 06/26/08)(f)(g)
2.41%(c)	07/09/21	NR		600	504,562
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
5.541%(c)	02/25/33	Aaa		156	133,139
Series 2004-A1, Class 2A2
5.09%(c)	02/25/34	AAA(d)		363	305,712
Series 2005-A8, Class A3A2
0.721%(c)	08/25/36	Aaa		76	35,850
Merrill Lynch Mortgage Trust,
Series 2004-BPC1, Class A1
3.585%	10/12/41	AAA(d)		14	13,676
MLCC Mortgage Investors, Inc.,
Series 2005-2, Class 1A
4.25%(c)	10/25/35	Aaa		735	559,567
Series 2005-2, Class 2A
4.25%(c)	10/25/35	Aaa		464	369,037
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
5.416%(c)	06/25/36	Aaa		554	424,821
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
4.50%(c)	08/25/33	Aaa		274	201,322
Puma Finance Ltd.,
Series G5, Class A1, 144A (original cost $504,724; purchased 05/23/08)(f)(g)
2.243%(c)	02/21/38	Aaa		529	479,968
Series P10, Class BA (Australia)(g)
4.80%(c)	07/12/36	NR	AUD	182	121,756
Residential Accredit Loans, Inc.,
Series 2005-QO1, Class A1
0.771%(c)	08/25/35	Aaa		169	82,056
Series 2006-QO6, Class A1
0.651%(c)	06/25/46	Aaa		592	241,654
Series 2006-QO7, Class 3A1
0.571%(c)	09/25/46	Aa3		84	58,683
Series 2007-QO2, Class A1
0.621%(c)	02/25/47	Aaa		269	92,216
Residential Asset Securitization Trust,
Series 2005-A15, Class 5A1
5.75%	02/25/36	A2		72	48,694
Series 2006-R1, Class A2
0.871%(c)	01/25/46	Aaa		142	63,963
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
5.21%(c)	09/25/35	Aaa		476	296,592
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
5.365%(c)	02/25/34	Aaa		485	292,369
Series 2004-4, Class 3A2
4.59%(c)	04/25/34	Aaa		75	43,734
Series 2004-12, Class 7A1
5.192%(c)	09/25/34	Aaa		148	98,204
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5, Class 1A1
0.911%(c)	10/19/34	Aaa		22	11,305
Series 2006-AR7, Class A8
0.541%(c)	08/25/36	Aaa		81	76,783
Series 2007-AR4, Class A3
0.691%(c)	09/25/47	Aaa		400	83,988
Structured Asset Securities Corp.,
Series 2006-11, Class A1, 144A
(original cost $155,273; purchased 10/24/06)(f)(g)
5.06%(c)	10/25/35	AAA(d)		157	113,765
Series 2006-NC1, Class A6
0.521%(c)	05/25/36	Aaa		71	64,238
Swan,
Series 2006-13, Class A2 (Australia)
4.98%(c)	05/12/37	NR	AUD	791	503,435
TBW Mortgage Backed Pass-Through Certificates,
Series 2006-4, Class A1B
0.571%(c)	09/25/36	Aaa		41	39,199
Series 2006-4, Class A6
5.97%	09/25/36	Aaa		300	206,516
Thornburg Mortgage Securities Trust,
Series 2006-2, Class A1C
0.591%(c)	03/25/46	A3		300	297,109
Series 2006-5, Class A1
0.591%(c)	09/25/46	Aaa		202	167,253
Torrens Trust,
Series 2007-1, Class A (Australia)
4.90%(c)	10/19/38	NR	AUD	854	546,257
Vela Home Srl,
Series 1, Class A1 (Italy)(g)
5.22%(c)	10/24/27	Aaa	EUR	143	193,012

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS
(Continued)
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A
3.456%(c)	11/25/42	Aaa		$5	$3,906
Washington Mutual Alternative Mortgage Pass-Through Certificates,
Series 2006-AR5, Class 3A
3.196%(c)	07/25/46	Aaa		78	28,988
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR1, Class 2A
5.858%(c)	02/25/33	Aaa		41	33,629
Series 2003-AR5, Class A7
4.565%(c)	06/25/33	Aaa		320	287,612
Series 2006-AR5, Class A12A
3.236%(c)	06/25/46	Aaa		168	67,269
Series 2006-AR13, Class 2A
4.625%(c)	10/25/46	Aaa		356	142,359
Series 2006-AR15, Class 2A
4.62%(c)	11/25/46	Aaa		232	159,897
Series 2006-AR19, Class 1A1A
2.986%(c)	01/25/47	Aaa		369	156,577
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-AA, Class A1
4.992%(c)	12/25/34	Aaa		472	364,266
Series 2004-S, Class A1
3.742%	09/25/34	Aaa		253	185,435
Series 2005-AR11, Class 1A1
4.616%(c)	06/25/35	Aaa		1,161	920,478
Series 2006-AR10, Class 5A6
5.594%(c)	07/25/36	AAA(d)		536	294,786

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $35,916,991)					27,263,304

FOREIGN GOVERNMENT BONDS — 2.2%
Bundesrepublik Deutschland, Bonds (Germany)
4.25%	07/04/39	Aaa	EUR	2,900	4,578,243
4.75%	07/04/34	Aaa	EUR	1,300	2,086,234
4.75%	07/04/40	Aaa	EUR	900	1,542,148
Canada Housing Trust No 1, Foreign Gov’t.Gtd. Bonds (Canada)
3.95%	06/15/13	Aaa	CAD	1,100	954,385
France Government Bond OAT, Bonds (France)
4.00%	10/25/38	Aaa	EUR	1,000	1,472,060
Netherlands Government, Bonds (Netherlands)
4.00%	01/15/37	Aaa	EUR	100	144,773
Province of Ontario Canada, (Canada) Bonds
4.70%	06/02/37	Aa1	CAD	1,400	1,135,072
5.00%	12/01/38	Aa2	CAD	500	409,793
Debs.
6.20%	06/02/31	Aa1	CAD	1,200	1,148,005
Unsec’d. Notes
5.60%	06/02/35	Aa1	CAD	2,400	2,183,543
Republic of Brazil, Sr. Unsec’d. Notes (Brazil)
12.50%	01/05/22	Ba1	BRL	1,500	665,738
Republic of Peru, Sr. Unsec’d. Notes (Peru)
7.35%	07/21/25	Ba1		$500	497,500
United Kingdom Gilt, Bonds (United Kingdom)
4.25%	03/07/11	Aaa	GBP	200	302,563
4.25%	06/07/32	Aaa	GBP	1,200	1,815,019
4.25%	03/07/36	Aaa	GBP	500	774,086
4.50%	12/07/42	AAA(d)	GBP	200	327,146
4.75%	12/07/38	Aaa	GBP	600	1,024,226

TOTAL FOREIGN GOVERNMENT BONDS
(cost $18,868,158)					21,060,534

MUNICIPAL BONDS — 1.4%
California — 0.4%
Golden State Tobacco Securitization Corp., Revenue Bonds
5.125%	06/01/47	Baa3		900	448,542
State of California, General Obligation Bonds
5.00%	06/01/37	A1		1,600	1,359,904
5.00%	11/01/37	A1		1,900	1,613,271
5.00%	12/01/37	A1		900	765,423

					4,187,140

Florida — 0.1%
Florida State Board of Education, General Obligation Bonds
4.75%	06/01/37	Aa1		900	761,841

Illinois — 0.4%
Chicago Transit Authority, Series A, Revenue Bonds
6.899%	12/01/40	Aa3		600	592,140
Illinois Finance Authority, Revenue Bonds
5.75%	07/01/33	Aa1		1,000	1,018,280
State of Illinois, General Obligation Unlimited Notes
4.50%	06/24/09			1,700	1,714,807

					3,325,227

Massachusetts — 0.1%
Massachusetts Health & Educational Facilities Authority,
Revenue Bonds
5.50%	07/01/36	Aaa		600	621,060
6.00%	07/01/36	Aaa		500	536,230

					1,157,290

New Jersey
Tobacco Settlement Financing Corp., Revenue Bonds
5.00%	06/01/41	Baa3		100	48,499

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

MUNICIPAL BONDS (Continued)
New York — 0.2%
New York City Municipal Water Finance Authority,
Revenue Bonds
5.75%	06/15/40	Aa3	$500	$503,600
Port Authority of New York & New Jersey,
Revenue Bonds
5.75%	11/01/30	Aa3	1,200	1,078,944

				1,582,544

Ohio — 0.1%
Buckeye Tobacco Settlement Financing Authority,
Revenue Bonds
5.875%	06/01/30	Baa3	400	244,876
5.875%	06/01/47	Baa3	400	225,028

				469,904

Puerto Rico
Puerto Rico Sales Tax Financing Corp.,
Revenue Bonds
6.054%(t)	08/01/54	A1	100	3,610

Washington — 0.1%
Pierce County School District,
General Obligation Bonds
5.00%	12/01/23	Aa1	1,100	1,110,329

West Virginia
Tobacco Settlement Finance Authority of West Virginia,
Revenue Bonds
7.467%	06/01/47	Baa3	100	57,186

TOTAL MUNICIPAL BONDS
(cost $13,989,765)				12,703,570

ASSET-BACKED SECURITIES — 1.1%
ACE Securities Corp.,
Series 2006-ASP4, Class A2A
0.521%(c)	08/25/36	Aaa	6	6,271
Series 2006-CW1, Class A2A
0.521%(c)	07/25/36	Aaa	10	9,587
Series 2007-ASP2, Class A2A
0.561%(c)	06/25/37	Aa1	286	250,045
Argent Securities, Inc.,
Series 2006-M2, Class A2A
0.521%(c)	09/25/36	Aaa	26	25,497
Series 2006-M3, Class A2A
0.521%(c)	10/25/36	Aa1	79	76,290
Asset Backed Funding Certificates,
Series 2004-OPT5, Class A1
0.821%(c)	06/25/34	AAA(d)	129	62,436
Series 2006-OPT2, Class A3A
0.531%(c)	10/25/36	Aaa	23	22,357
Asset Backed Securities Corp. Home Equity,
Series 2004-HE6, Class A1
0.746%(c)	09/25/34	Aaa	17	13,168
Series 2006-HE7, Class A2
0.521%(c)	11/25/36	Aaa	31	30,267
Bear Stearns Asset Backed Securities Trust,
Series 2006-AQ1, Class 2A1
0.551%(c)	10/25/36	Aa1	79	72,666
Series 2006-HE9, Class 1A1
0.521%(c)	11/25/36	Aaa	103	91,991
Series 2006-SD3, Class 1A1A
5.50%	08/25/36	AAA	371	198,962
Chase Issuance Trust,
Series 2008-A10, Class A10
1.95%(c)	08/17/15	Aaa	1,200	947,250
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class A2
0.571%(c)	10/25/36	Aaa	165	157,352
Series 2007-AMC3, Class A2A
0.581%(c)	03/25/37	Aaa	281	242,248
Countrywide Alternative Loan Trust,
Series 2005-59, Class 1A1
0.838%(c)	11/20/35	Aaa	537	268,490
Countrywide Asset-Backed Certificates,
Series 2006-11, Class 3AV1
0.531%(c)	09/25/46	Aaa	15	14,554
Series 2006-15, Class A1
0.581%(c)	10/25/46	Aaa	75	70,982
Series 2006-17, Class 2A1
0.521%(c)	03/25/47	Aaa	27	26,545
Series 2006-21, Class 2A1
0.521%(c)	05/25/37	Aaa	107	99,642
Series 2006-24, Class 2A1
0.521%(c)	06/25/47	Aaa	212	184,796
Series 2006-25, Class 2A1
0.541%(c)	06/25/37	Aaa	175	162,348
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1
0.531%(c)	11/25/36	Aaa	212	184,350
Series 2007-CB6, Class A1, 144A
(original cost $318,000; purchased 07/09/07)(f)(g)
0.591%(c)	07/25/37	Aa1	330	298,611
First Franklin Mortgage Loan Asset Backed Certificates,
Series 2006-FF15, Class A3
0.521%(c)	11/25/36	Aaa	158	142,655
Series 2006-FF16, Class 2A1
0.521%(c)	12/25/36	Aaa	48	46,401
Series 2006-FF18, Class A2A
0.541%(c)	12/25/37	Aaa	129	119,124
First NLC Trust,
Series 2007-1, Class A1, 144A
(original cost $318,283; purchased 06/22/07)(f)(g)
0.541%(c)	08/25/37	A1	327	270,593
Ford Credit Auto Owner Trust,
Series 2008-C, Class A2B
1.233%(c)	01/15/11	Aaa	1,100	1,067,445
Fremont Home Loan Trust,
Series 2006-3, Class 2A1
0.541%(c)	02/25/37	Aa2	22	21,096
GSAMP Trust,
Series 2006-HE7, Class A2A
0.511%(c)	10/25/46	Aaa	162	152,876

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 2A1
0.521%(c)	12/25/36	Aa2	$349	$309,371
Series 2007-OPT1, Class 2A1
0.521%(c)	12/25/36	Aaa	239	210,272
Series 2007-WF1, Class 2A1
0.531%(c)	05/25/37	Aaa	272	219,389
Indymac Residential Asset Backed Trust,
Series 2006-D, Class 2A1
0.521%(c)	11/25/36	Aaa	18	17,369
JPMorgan Mortgage Acquisition Corp.,
Series 2006-CH1, Class A2
0.521%(c)	07/25/36	Aaa	72	64,467
Series 2006-CW2, Class AV2
0.511%(c)	08/25/36	Aaa	18	17,378
Series 2006-HE3, Class A2
1.465%(c)	11/25/36	Aaa	65	60,030
Series 2006-WMC3, Class A2
0.521%(c)	08/25/36	Aaa	38	36,190
Series 2006-WMC3, Class A3
0.581%(c)	08/25/36	B3	200	141,167
Lehman XS Trust,
Series 2006-11, Class 1A1
0.551%(c)	06/25/46	Aaa	17	16,608
Series 2006-16N, Class A1A
0.551%(c)	11/25/46	Aaa	155	143,095
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.751%(c)	10/25/34	Aaa	12	4,183
Series 2006-6, Class 2A1
0.511%(c)	07/25/36	Aaa	4	3,796
Series 2006-10, Class 2A1
0.511%(c)	11/25/36	Aaa	74	70,126
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A10, Class A
0.681%(c)	02/25/36	Aaa	184	97,823
Series 2006-MLN1, Class A2A
0.541%(c)	07/25/37	Aaa	50	46,273
Series 2006-RM3, Class A2A
0.501%(c)	06/25/37	Aaa	9	9,068
Series 2006-RM4, Class A2A
0.551%(c)	09/25/37	Aa2	33	31,924
Series 2006-RM5, Class A2A
0.531%(c)	10/25/37	B3	78	54,622
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%(c)	12/12/49	Aaa	900	676,897
Morgan Stanley ABS Capital I,
Series 2006-HE7, Class A2A
0.521%(c)	09/25/36	Aaa	108	101,861
Series 2006-NC2, Class A2B
0.591%(c)	02/25/36	Aaa	44	43,116
Series 2006-NC5, Class A2A
0.511%(c)	10/25/36	Aaa	84	79,295
Series 2006-NC5, Class A2B
0.581%(c)	10/25/36	Aa2	300	239,016
Series 2007-HE6, Class A1
0.531%(c)	05/25/37	Aaa	276	230,407
Morgan Stanley Home Equity Loans,
Series 2006-2, Class A2
0.581%(c)	02/25/36	Aaa	16	15,483
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV1
0.531%(c)	06/25/37	Aaa	308	263,813
Option One Mortgage Loan Trust, Series 2006-3, Class 2A1
0.511%(c)	02/25/37	Aaa	39	37,937
Residential Asset Mortgage Products, Inc.,
Series 2006-RS6, Class A1
0.541%(c)	11/25/36	Aaa	2	1,985
Series 2006-RZ4, Class A1A
0.551%(c)	10/25/36	Aaa	48	44,546
Series 2006-RZ5, Class A1A
0.571%(c)	08/25/46	Aaa	105	97,235
Residential Asset Securities Corp.,
Series 2006-EMX8, Class 1A1
0.551%(c)	10/25/36	Aaa	34	32,945
Series 2006-EMX9, Class 1A1
0.541%(c)	11/25/36	Aaa	122	117,206
Series 2006-KS9, Class AI1
0.541%(c)	11/25/36	Aaa	116	111,404
Saxon Asset Securities Trust,
Series 2006-3, Class A1
0.531%(c)	10/25/46	Aaa	34	33,221
SBI Heloc Trust,
Series 2006-1A, Class 1A2A, 144A (original cost $62,504; purchased 09/28/06)(f)(g)
0.641%(c)	08/25/36	Aaa	65	59,357
Securitized Asset Backed Receivables LLC Trust,
Series 2006-NC3, Class A2A
0.521%(c)	09/25/36	Aaa	64	60,564
Series 2007-BR5, Class A2A
0.601%(c)	05/25/37	Aa2	305	204,157
Series 2007-HE1, Class A2A
0.531%(c)	12/25/36	A3	98	81,450
SLM Student Loan Trust,
Series 2007-3, Class A3
3.575%(c)	04/25/19	Aaa	600	467,799
Soundview Home Equity Loan Trust,
Series 2006-EQ1, Class A1
0.521%(c)	10/25/36	Aaa	— (r)	49
Series 2006-EQ2, Class A1
0.551%(c)	01/25/37	Aaa	80	76,610
Series 2006-NLC1, Class A1, 144A(f)(g) (original cost $179,297; purchased 10/13/06)
0.531%(c)	11/25/36	Aaa	190	174,826
Series 2006-WF1, Class A1A
0.571%(c)	10/25/36	Aaa	17	17,088
Specialty Underwriting & Residential Finances,
Series 2006-BC5, Class A2B
0.516%(c)	11/25/37	Aaa	63	59,879
Structured Asset Investment Loan Trust,
Series 2006-4, Class A3
0.521%(c)	07/25/36	Aaa	70	58,562

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Structured Asset Securities Corp.,
Series 2006-BC3, Class A2
0.521%(c)	10/25/36	Aaa	$153	$141,475
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
0.531%(c)	10/25/36	Aaa	253	212,612
Wells Fargo Home Equity Trust,(f)(g)
Series 2005-2, Class AI1A, 144A (original cost $32,992; purchased 09/29/06)
0.701%(c)	10/25/35	Aaa	34	29,670
Series 2005-3, Class AII2, 144A (original cost $24,737; purchased 09/28/06)
0.711%(c)	11/25/35	Aaa	28	25,738

TOTAL ASSET-BACKED SECURITIES
(cost $12,488,359)				10,686,249

BANK NOTES(c) — 0.4%
Chrysler Financial, Term, 144A
(original cost $3,795,085; purchased 07/31/07 – 11/28/07)(f)(g)
6.00%	08/03/12	Caa	3,950	1,989,106
NRG Energy, Inc., Term B
(original cost $2; purchased 06/07/08)(f)(g)
2.96%	02/01/13	Ba+	— (r)	2
TXU Corp., Term B3(f)(g)
(original cost $14,536; purchased 08/14/08)
3.96%	10/10/14	Ba-	15	10,048
(original cost $2,650,703; purchased 01/16/08 – 02/01/08)
5.37%	10/10/14	Ba-	2,856	1,974,480

TOTAL BANK NOTES
(cost $6,515,651)				3,973,636

TOTAL LONG-TERM INVESTMENTS
(cost $1,298,333,327)				1,063,752,240

Shares

SHORT-TERM INVESTMENTS — 25.1%
AFFILIATED MONEY MARKET MUTUAL
FUND — 19.9%
Dryden Core Investment Fund – Taxable Money Market Series (cost $188,992,814; includes $83,597,810 of cash collateral for securities on loan) (Note 4)(b)(w)	188,992,814	188,992,814

Principal
Amount
(000)#

REPURCHASE AGREEMENTS(m) — 3.6%
Barclays Capital, Inc., 0.05%, dated 12/31/08, due 01/02/09 in the amount of $14,800,041 (cost $14,800,000; the value of collateral plus interest was $15,161,408)	$14,800	14,800,000

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

REPURCHASE AGREEMENTS (Continued)
JPMorgan Chase, 0.00%, dated 12/08/08, due 01/09/09 in the amount of $3,452,063 (cost $3,452,063; the value of collateral plus interest was $3,495,129)		$3,452	$3,452,063
JPMorgan Chase, 0.00%, dated 12/18/08, due 01/12/09 in the amount of $5,070,990 (cost $5,070,990; the value of collateral plus interest was $5,045,343)(l)		5,071	5,070,990
JPMorgan Chase, 0.01%, dated 12/05/08, due 01/09/09 in the amount of $1,616,579 (cost $1,616,563; the value of collateral plus interest was $1,703,939)		1,617	1,616,563
JPMorgan Chase, 0.40%, dated 12/29/08, due 01/05/09 in the amount of $9,000,700 (cost $9,000,000; the value of collateral plus interest was $9,223,545)		9,000	9,000,000

TOTAL REPURCHASE AGREEMENTS
(cost $33,939,616)			33,939,616

U.S. TREASURY OBLIGATIONS(n) — 1.4%
U.S. Cash Management Bills
0.22%	04/29/09	620	619,863
0.22%	06/24/09(k)	300	299,765
U.S. Treasury Bills
0.01%	03/12/09-03/19/09	550	549,949
0.02%	03/26/09	330	329,963
0.03%	02/05/09-06/11/09(k)	4,100	4,097,763
0.04%	03/26/09	770	769,913
0.06%	01/02/09(k)	800	800,000
0.06%	01/15/09	3,500	3,499,986
0.07%	04/09/09	540	539,840
0.22%	09/15/09(k)	600	598,711
1.74%	01/15/09	1,320	1,319,990

TOTAL U.S. TREASURY OBLIGATIONS
(cost $13,425,667)			13,425,743

		Contracts/
		Notional
		Amount
		(000)#

OPTIONS PURCHASED* — 0.2%
Call Options — 0.2%
2 Year Euro-Schatz, expiring 02/20/2009, Strike Price $120.00	EUR	12,000	834
2 Year U.S. Treasury Note Futures, expiring 01/23/2009, Strike Price $111.00		2,800	219

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Contracts/
		Notional
		Amount	Value
		(000)#	(Note 2)

OPTIONS PURCHASED* (Continued)
5 Year Euro-Bobl,
expiring 02/20/2009,
Strike Price $135.00	EUR	15,000	$1,043
5 Year U.S. Treasury Note Futures,
expiring 01/23/2009,
Strike Price $126.00		$26,000	2,031
10 Year Euro-Bund,
expiring 02/20/2009,
Strike Price $145.00	EUR	2,000	278
expiring 02/20/2009,
Strike Price $155.00	EUR	5,200	723
Currency Option, on EUR vs USD,
expiring 05/19/2010 @
FX Rate 1.37	EUR	800	107,009
Currency Option, on USD vs JPY,
expiring 03/17/2010 @ FX
Rate 103.80		1,300	6,598
FNMA,
expiring 01/06/2009,
Strike Price $106.75		8,500	—
expiring 01/06/2009,
Strike Price $107.00		5,000	—
expiring 01/13/2009,
Strike Price $112.00		400	—
FNMA Gold,
expiring 01/06/2009,
Strike Price $110.00		300	—
expiring 01/06/2009,
Strike Price $112.00		800	—
GNMA,
expiring 01/14/2009,
Strike Price $114.00		300	—
Interest Rate Swap Options,
expiring 02/02/2009 @ 3.15%		9,600	300,726
expiring 02/02/2009 @ 3.50%		5,100	194,809
expiring 07/02/2009 @ 3.60%		4,100	150,572
expiring 08/03/2009 @ 3.45%		1,800	59,712
expiring 08/03/2009 @ 3.45%		11,900	394,759
expiring 08/03/2009 @ 3.45%		1,800	59,711
expiring 08/03/2009 @ 3.85%		6,600	268,548
expiring 08/28/2009 @ 5.00%		3,500	216,761
expiring 09/14/2009 @ 4.00%	EUR	10,700	321,724
U.S. Treasury Note Futures,
expiring 01/23/2009,
Strike Price $142.00		15,500	2,422
expiring 02/06/2009,
Strike Price $102.59		3,100	5,332
expiring 02/06/2009,
Strike Price $103.99		4,200	20,454
expiring 02/13/2009,
Strike Price $114.59		800	176
expiring 02/13/2009,
Strike Price $123.78		1,300	572
expiring 02/20/2009,
Strike Price $173.00		9,100	1,422
expiring 04/17/2009,
Strike Price $120.00		6,500	390
expiring 04/17/2009,
Strike Price $120.00		14,000	1,120

			2,117,945

Put Options
5 Year Euro-Bobl,
expiring 02/20/2009,
Strike Price $101.00	EUR	3,100	215
10 Year Euro-Bund,
expiring 02/20/2009,
Strike Price $103.00	EUR	2,000	278
10 Year U.S. Treasury Note Futures,
expiring 02/20/2009,
Strike Price $75.00		1,200	188
expiring 02/20/2009,
Strike Price $87.00		4,000	625
Currency Option, on EUR vs USD,
expiring 05/19/2010 @ FX
Rate 1.37	EUR	800	90,269
Currency Option, on USD vs JPY,
expiring 03/17/2010 @ FX
Rate 103.80		1,300	183,735
FNMA,
expiring 01/06/2009,
Strike Price $43.00		32,500	—
expiring 01/06/2009,
Strike Price $48.00		1,000	—
expiring 01/06/2009,
Strike Price $50.00		900	—
expiring 01/06/2009,
Strike Price $52.00		15,700	—
expiring 01/06/2009,
Strike Price $57.00		2,800	—
expiring 01/06/2009,
Strike Price $58.00		4,500	—
expiring 01/06/2009,
Strike Price $72.00		7,100	—
expiring 01/06/2009,
Strike Price $73.06		16,000	—
expiring 01/06/2009,
Strike Price $78.00		11,100	—
expiring 01/06/2009,
Strike Price $81.25		11,000	—
expiring 01/06/2009,
Strike Price $81.25		4,000	—
expiring 02/05/2009,
Strike Price $47.00		10,000	—
expiring 02/05/2009,
Strike Price $66.13		15,300	—
expiring 02/05/2009,
Strike Price $68.00		4,000	—

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Contracts/
		Notional
		Amount	Value
		(000)#	(Note 2)

OPTIONS PURCHASED* (Continued)
expiring 02/05/2009,
Strike Price $75.50		$15,000	$—
expiring 02/05/2009,
Strike Price $81.50		13,000	—
expiring 02/06/2009,
Strike Price $93.00		900	—
FNMA Gold,
expiring 01/06/2009,
Strike Price $65.00		500	—
expiring 01/06/2009,
Strike Price $72.00		5,400	—
expiring 02/05/2009,
Strike Price $70.00		4,300	—
GNMA,
expiring 01/14/2009,
Strike Price $63.00		8,000	—
expiring 01/14/2009,
Strike Price $65.00		1,500	—
expiring 01/14/2009,
Strike Price $67.06		5,000	—
expiring 01/14/2009,
Strike Price $71.00		6,500	—
expiring 01/14/2009,
Strike Price $72.00		8,700	—
expiring 01/14/2009,
Strike Price $80.00		2,000	—
expiring 01/14/2009,
Strike Price $84.00		8,000	—
expiring 01/14/2009,
Strike Price $86.50		4,000	—
expiring 02/12/2009,
Strike Price $80.00		1,000	—
U.S. Treasury Inflationary,
expiring 01/05/2009,
Strike Price $65.00		2,100	—
expiring 01/13/2009,
Strike Price $65.00		8,000	320
expiring 01/13/2009,
Strike Price $65.00		6,900	276
expiring 01/13/2009,
Strike Price $65.00		17,800	712
U.S. Treasury Note Futures,
expiring 02/06/2009,
Strike Price $89.00		500	—
expiring 02/20/2009,
Strike Price $71.00		4,600	719
expiring 02/20/2009,
Strike Price $71.00		8,500	1,328
expiring 03/27/2009,
Strike Price $90.00		3,500	35

			278,700

TOTAL OPTIONS PURCHASED
(cost $794,331)			2,396,645

TOTAL SHORT-TERM INVESTMENTS
(cost $237,152,428)			238,754,818

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 137.0%
(cost $1,535,485,755)
			1,302,507,058

OPTIONS WRITTEN* — (0.3)%
Call Options — (0.3)%
Interest Rate Swap Options,
expiring 01/23/2009 @ 4.65%		$1,600	$(614,060)
expiring 02/02/2009 @ 4.60%		1,500	(215,284)
expiring 02/02/2009 @ 4.25%		2,000	(241,797)
expiring 05/06/2009 @ 3.50%		500	(37,090)
expiring 05/06/2009 @ 3.50%		300	(22,254)
expiring 06/10/2009 @ 5.29%	EUR	2,700	(179,472)
expiring 07/02/2009 @ 4.20%		1,800	(162,584)
expiring 08/03/2009 @ 4.15%		800	(69,734)
expiring 08/03/2009 @ 4.40%		4,000	(495,100)
expiring 08/03/2009 @ 4.40%		600	(74,265)
expiring 08/03/2009 @ 4.55%		2,200	(292,255)
expiring 08/28/2009 @ 5.32%		1,200	(214,924)
expiring 09/14/2009 @ 4.23%	EUR	3,500	(235,047)
expiring 09/20/2010 @ 5.365%		1,000	(164,140)

			(3,018,006)

Put Options
90 Day Euro Euribor,
expiring 03/16/2009,
Strike Price $95.25	EUR	47,000	—
90 Day Sterling Future,
expiring 06/17/2009,
Strike Price $93.00	EUR	44,000	—
expiring 12/16/2009,
Strike Price $92.00	EUR	26,000	—
Interest Rate Swap Options,
expiring 01/23/2009 @ 5.65%		1,600	(5)
expiring 05/22/2009 @ 2.75%		500	(5,385)
expiring 06/10/2009 @ 5.29%	EUR	2,700	(59)
expiring 09/20/2010 @ 5.365%		1,000	(3,231)

			(8,680)

TOTAL OPTIONS WRITTEN
(premium received $767,981)			(3,026,686)

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

SECURITIES SOLD SHORT — (9.7)%
Federal Home Loan Mortgage Corp.
5.00%	TBA	300	(306,563)
6.00%	TBA	800	(821,500)
Federal National Mortgage Assoc.
5.50%	TBA	20,300	(20,807,500)
6.00%	TBA	400	(414,750)
Government National Mortgage Assoc.
6.50%	TBA	300	(311,906)
U.S. Treasury Bonds
4.75%	08/15/17	1,400	(1,673,875)
5.00%	05/15/37	2,000	(2,897,812)
5.375%	02/15/31	3,600	(4,946,623)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

SECURITIES SOLD SHORT (Continued)
U.S. Treasury Notes
2.00%	11/30/13	$3,400	$(3,488,189)
2.875%	06/30/10	28,300	(29,307,084)
3.125%	04/30/13	6,500	(7,035,743)
3.375%	07/31/13	9,100	(9,939,621)
4.00%	08/15/18	4,300	(4,965,494)
4.625%	02/15/17	4,000	(4,730,624)

TOTAL SECURITIES SOLD SHORT
(proceeds received $88,672,303)			(91,647,284)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o)— 127.0%
(cost $1,446,045,471)			1,207,833,088
Other liabilities in excess of other
assets(x)—(27.0)%			(257,036,962)

NET ASSETS — 100.0%			$950,796,126

The following abbreviations are used in the Portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
FDIC	Federal Depositary Insurance Corp.
FSB	Federal Savings Bank
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PFRC	Preference Shares
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLZ	Polish Zloty
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $81,740,089; cash collateral of $83,597,810 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $40,171,120. The aggregate value of $28,991,612 is approximately 3.0% of net assets.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(l)	Security segregated as collateral for short contracts.
(m)	Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.
(n)	Rates shown are the effective yields at reporting date.
(o)	As of December 31, 2008, 80 securities representing $45,872,485 and 4.7% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(r)	Less than $1,000 par.
(t)	Interest rate is the effective yield as of December 31, 2008.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

(x)
Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency and cross currency exchange contracts, interest rate, credit default and total return swap agreements as follows:

Futures contracts open at December 31, 2008:
					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2008	(Depreciation)

Long Positions:
65	90 Day Euro Dollar	Mar 09	$15,590,300	$16,077,750	$487,450
139	90 Day Euro Dollar	Jun 09	33,635,025	34,357,325	722,300
59	90 Day Euro Dollar	Sep 09	14,412,150	14,564,888	152,738
284	90 Day Euro Dollar	Dec 09	69,004,988	69,995,351	990,363
409	90 Day Euro Dollar	Mar 10	98,691,975	100,685,575	1,993,600
149	90 Day Euro Dollar	Jun 10	36,164,600	36,601,850	437,250
15	90 Day Euro Dollar	Sep 10	3,630,163	3,677,813	47,650
3	90 Day Euro EURIBOR	Mar 09	1,002,138	1,019,287	17,149
13	90 Day Euro EURIBOR	Jun 09	4,342,805	4,428,430	85,625
10	90 Day Euro EURIBOR	Sep 09	3,342,716	3,405,442	62,726
11	90 Day Euro EURIBOR	Dec 09	3,670,542	3,736,812	66,270
20	90 Day Euro EURIBOR	Mar 10	6,776,133	6,780,998	4,865
57	90 Day Sterling	Mar 09	9,950,776	10,063,180	112,404
133	90 Day Sterling	Jun 09	22,545,073	23,513,022	967,949
39	90 Day Sterling	Sep 09	6,608,900	6,886,736	277,836
28	90 Day Sterling	Dec 09	4,880,352	4,925,704	45,352
2	2 Year Euro-Schatz	Mar 09	296,845	298,777	1,932
29	5 Year Euro-Bobl	Mar 09	4,652,738	4,684,584	31,846
1	10 Year Canadian Bond	Mar 09	96,954	102,681	5,727
19	10 Year Euro - Bund	Mar 09	3,239,297	3,297,137	57,840
5	10 Year Japanese Bond	Mar 09	7,681,964	7,728,627	46,663
153	10 Year U.S. Treasury Notes	Mar 09	18,598,000	19,239,750	641,750
42	20 Year U.S. Treasury Notes	Mar 09	5,357,625	5,797,969	440,344
30	CAC40 10 Euro	Jan 09	1,320,059	1,343,203	23,144
6	DAX Index	Mar 09	956,840	1,008,028	51,188
29	FTSE 100 Index Future	Mar 09	1,807,262	1,830,403	23,141
41	Russell 2000 Mini	Mar 09	1,927,205	2,041,390	114,185
43	S&P 500 Future	Mar 09	9,377,762	9,676,075	298,313
19	Topix Index	Mar 09	1,650,579	1,806,729	156,150

					8,363,750

Short Positions:
61	10 Year Euro - Bund	Mar 09	10,479,715	10,585,544	(105,829)
3	10 Year U.K Gilt	Mar 09	513,093	532,558	(19,465)

					(125,294)

					$8,238,456 (1)

(1)	Cash of $2,908,400 and market value of $5,796,239 has been segregated with the broker to cover requirements for open futures contracts as of December 31, 2008.

Forward foreign currency exchange contracts outstanding at December 31, 2008:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

Australian Dollar,
Expiring 01/15/09	AUD	1,025	$660,629	$713,387	$52,758
Expiring 01/22/09	AUD	436	282,396	303,227	20,831
Brazilian Real,
Expiring 06/02/09	BRL	3,618	1,744,716	1,475,388	(269,328)
British Pound,
Expiring 01/13/09	GBP	1,036	1,576,251	1,489,110	(87,141)
Canadian Dollar,
Expiring 01/14/09	CAD	200	158,262	161,970	3,708

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008 (continued):

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts			(000)	Date Payable	Value	(Depreciation)

Chinese Yuan,
	Expiring 03/02/09	CNY	6,767	$957,500	$981,473	$23,973
	Expiring 05/06/09	CNY	39,814	5,965,425	5,746,473	(218,952)
	Expiring 07/15/09	CNY	17,140	2,579,187	2,467,369	(111,818)
	Expiring 09/08/09	CNY	26,929	3,901,953	3,870,719	(31,234)
	Expiring 05/17/10	CNY	4,209	681,000	587,025	(93,975)
Euro,
	Expiring 01/13/09	EUR	2,023	2,668,508	2,810,374	141,866
Indian Rupee,
	Expiring 04/09/09	INR	69,217	1,378,913	1,409,265	30,352
Japanese Yen,
	Expiring 01/08/09	JPY	161,749	1,792,960	1,784,623	(8,337)
	Expiring 03/19/09	JPY	59,850	668,230	661,327	(6,903)
Malaysian Ringgit,
	Expiring 02/12/09	MYR	963	278,259	277,909	(350)
	Expiring 04/14/09	MYR	913	260,000	263,290	3,290
Mexican Peso,
	Expiring 05/19/09	MXN	297	27,196	20,668	(6,528)
Philippines Peso,
	Expiring 02/06/09	PHP	23,230	509,320	486,415	(22,905)
	Expiring 05/06/09	PHP	7,743	160,000	161,087	1,087
	Expiring 12/23/10	PHP	700	15,639	13,553	(2,086)
Polish Zloty,
	Expiring 05/06/09	PLZ	1,304	578,022	435,195	(142,827)
Russian Ruble,
	Expiring 05/06/09	RUB	121,389	4,889,148	3,520,220	(1,368,928)
Saudi Arabian Riyal,
	Expiring 04/16/09	SAR	2,238	606,000	595,965	(10,035)
Singapore Dollar,
	Expiring 01/16/09	SGD	105	71,000	72,821	1,821
	Expiring 04/14/09	SGD	1,253	854,330	868,710	14,380
	Expiring 07/30/09	SGD	202	140,000	140,281	281
South Korean Won,
	Expiring 02/09/09	KRW	546,428	534,770	435,210	(99,560)
Swiss Franc,
	Expiring 01/05/09	CHF	8	7,896	7,860	(36)
United Arab Emirates Dirham,
	Expiring 04/16/09	AED	2,681	744,000	726,455	(17,545)

				$34,691,510	$32,487,369	$(2,204,141)

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Sale Contracts			(000)	Date Receivable	Value	(Depreciation)

Australian Dollar,
	Expiring 01/15/09	AUD	163	$108,850	$113,446	$(4,596)
	Expiring 01/22/09	AUD	3,275	2,121,180	2,277,647	(156,467)
	Expiring 01/29/09	AUD	545	351,471	378,699	(27,228)
Brazilian Real,
	Expiring 02/03/09	BRL	791	349,854	334,480	15,374
	Expiring 06/02/09	BRL	2,065	1,085,362	842,147	243,215
British Pound,
	Expiring 01/13/09	GBP	6,021	8,988,938	8,653,584	335,354
Canadian Dollar,
	Expiring 01/14/09	CAD	116	93,725	93,943	(218)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008 (continued):

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Sale Contracts			(000)	Date Receivable	Value	(Depreciation)

Chinese Yuan,
	Expiring 03/02/09	CNY	6,767	$967,868	$981,472	$(13,604)
	Expiring 05/06/09	CNY	33,952	4,876,000	4,900,370	(24,370)
	Expiring 05/17/09	CNY	4,209	586,207	587,025	(818)
	Expiring 07/15/09	CNY	35,179	5,043,742	5,064,329	(20,587)
	Expiring 09/08/09	CNY	4,017	568,995	577,402	(8,407)
Danish Krone,
	Expiring 02/05/09	DKK	650	111,751	121,048	(9,297)
Euro,
	Expiring 01/13/09	EUR	10,241	13,259,599	14,227,124	(967,525)
Indian Rupee,
	Expiring 04/09/09	INR	6,161	120,000	125,435	(5,435)
Japanese Yen,
	Expiring 01/08/09	JPY	433,164	4,560,612	4,779,186	(218,574)
	Expiring 01/13/09	JPY	12,888	134,001	142,212	(8,211)
	Expiring 03/17/09	JPY	59,850	649,324	661,294	(11,970)
Malaysian Ringgit,
	Expiring 02/12/09	MYR	1,354	375,979	390,809	(14,830)
	Expiring 04/14/09	MYR	503	142,000	145,163	(3,163)
Mexican Peso,
	Expiring 05/19/09	MXN	83	7,588	5,770	1,818
Philippines Peso,
	Expiring 02/06/09	PHP	31,268	609,847	654,721	(44,874)
	Expiring 12/23/10	PHP	700	14,484	13,553	931
Polish Zloty,
	Expiring 05/06/09	PLZ	1,298	423,488	432,874	(9,386)
Russian Ruble,
	Expiring 05/06/09	RUB	121,389	3,745,654	3,520,220	225,434
Singapore Dollar,
	Expiring 01/16/09	SGD	591	400,759	410,003	(9,244)
Saudi Arabian Riyal,
	Expiring 04/16/09	SAR	2,238	595,375	595,964	(589)
South Korean Won,
	Expiring 02/09/09	KRW	539,272	495,883	429,511	66,372
Swiss Franc,
	Expiring 03/05/09	CHF	92	77,236	86,496	(9,260)
United Arab Emirates Dirham,
	Expiring 04/16/09	AED	2,681	729,690	726,455	3,235

				$51,595,462	$52,272,382	$(676,920)

Cross currency exchange contracts outstanding at December 31, 2008:

					In	Unrealized
			Contracts		Exchange	Appreciation
Settlement	Type		(000)		For (000)	(Depreciation)

01/13/09	Buy	GBP	53	JPY	7,311	$ (4,501)
01/13/09	Buy	EUR	86	GBP	80	3,974
01/13/09	Sell	EUR	171	GBP	144	(30,795)

						$(31,322)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008:

		Notional			Unrealized
	Termination	Amount	Fixed	Floating	Appreciation
Counterparty	Date	(000)#	Rate	Rate	(Depreciation)

Bank of America N.A.(1)	12/17/13	$5,500	4.00%	3 month LIBOR	$483,959
Bank of America N.A.(2)	12/17/38	1,600	5.00%	3 month LIBOR	(683,213)
Barclays Bank PLC(1)	06/17/14	1,600	4.00%	3 month LIBOR	72,494
Barclays Bank PLC(2)	12/18/15	81,300	5.00%	3 month LIBOR	(3,273,362)
Barclays Bank PLC(2)	06/17/19	2,500	4.00%	3 month LIBOR	(340,149)
Barclays Bank PLC(2)	12/17/38	1,100	5.00%	3 month LIBOR	(494,930)
Barclays Bank PLC(2)	12/17/38	1,900	5.00%	3 month LIBOR	(866,247)
Barclays Bank PLC(2)	12/17/28	8,100	5.00%	3 month LIBOR	(2,728,806)
Barclays Bank PLC(2)	12/17/28	600	5.00%	3 month LIBOR	(196,139)
Citigroup, Inc.(1)	12/17/13	27,500	4.00%	3 month LIBOR	1,835,808
Citigroup, Inc.(1)	12/17/15	1,800	5.00%	3 month LIBOR	70,250
Citigroup, Inc.(2)	06/17/29	700	3.00%	3 month LIBOR	44,873
Citigroup, Inc.(2)	06/17/29	1,200	3.00%	3 month LIBOR	76,926
Citigroup, Inc.(2)	12/17/38	1,700	5.00%	3 month LIBOR	(800,602)
Credit Suisse International(1)	06/17/10	500	4.00%	3 month LIBOR	10,298
Credit Suisse International(2)	06/17/19	5,500	4.00%	3 month LIBOR	(156,698)
Credit Suisse International(2)	06/17/24	8,500	4.00%	3 month LIBOR	(151,724)
Credit Suisse International(2)	06/17/24	3,500	4.00%	3 month LIBOR	(62,474)
Deutsche Bank AG(1)	06/17/10	1,500	4.00%	3 month LIBOR	31,724
Deutsche Bank AG(2)	06/17/29	200	3.00%	3 month LIBOR	8,106
Deutsche Bank AG(2)	12/17/28	1,300	5.00%	3 month LIBOR	(455,884)
Deutsche Bank AG(2)	12/17/38	200	5.00%	3 month LIBOR	(74,971)
Merrill Lynch & Co.(1)	06/17/14	600	4.00%	3 month LIBOR	48,071
Merrill Lynch & Co.(2)	12/17/38	6,100	5.00%	3 month LIBOR	(2,461,692)
Merrill Lynch & Co.(2)	12/17/38	600	5.00%	3 month LIBOR	(257,913)
Merrill Lynch & Co.(2)	06/17/19	2,800	4.00%	3 month LIBOR	(375,168)
Merrill Lynch & Co.(2)	12/17/28	1,600	5.00%	3 month LIBOR	(515,486)
Morgan Stanley Capital Services, Inc.(2)	12/17/38	1,000	5.00%	3 month LIBOR	(392,229)
Morgan Stanley Capital Services, Inc.(2)	12/17/38	100	5.00%	3 month LIBOR	(39,223)
Royal Bank of Scotland PLC(1)	06/17/14	11,100	4.00%	3 month LIBOR	170,595
Royal Bank of Scotland PLC(1)	06/17/16	200	4.00%	3 month LIBOR	4,639
Royal Bank of Scotland PLC(2)	06/17/29	300	3.00%	3 month LIBOR	7,671
Royal Bank of Scotland PLC(2)	06/17/29	200	3.00%	3 month LIBOR	5,114
Royal Bank of Scotland PLC(2)	06/17/19	1,200	4.00%	3 month LIBOR	(164,280)
Royal Bank of Scotland PLC(2)	06/17/19	7,700	4.00%	3 month LIBOR	(1,047,285)
Royal Bank of Scotland PLC(2)	12/17/38	3,300	5.00%	3 month LIBOR	(1,032,421)
Royal Bank of Scotland PLC(2)	12/17/38	300	5.00%	3 month LIBOR	(116,268)
Royal Bank of Scotland PLC(2)	12/17/28	2,500	5.00%	3 month LIBOR	(739,696)
Morgan Stanley Capital Services, Inc.(1)	03/06/18	400	2.98%	CPURNSA rate	59,559
Merrill Lynch & Co.(2)	05/21/09	1,000	5.50%	ICAP CMM FRA
				Fixing Rate	(169,970)
BNP Paribas(1)	02/05/09	4,300	0.71%	USSP Semi 2-Year Index	9,327
Deutsche Bank AG(1)	06/15/10 AUD	3,700	7.75%	3 month Australian Bank
				Bill rate	116,956
Credit Suisse International(2)	06/15/17 AUD	2,900	6.50%	6 month Australian Bank
				Bill rate	(375,226)
Deutsche Bank AG(1)	06/16/11 AUD	3,000	7.25%	6 month Australian Bank
				Bill rate	184,702
UBS AG(1)	03/15/11 AUD	9,000	7.50%	6 month Australian Bank
				Bill rate	482,818

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008 (continued):

		Notional			Unrealized
	Termination	Amount	Fixed	Floating	Appreciation
Counterparty	Date	(000)#	Rate	Rate	(Depreciation)

UBS AG(1)	06/16/11 AUD	8,100	7.25%	6 month Australian Bank
				Bill rate	$492,136
Barclays Bank PLC(1)	01/02/12 BRL	3,700	10.68%	Brazilian interbank lending
				rate	(27,578)
Goldman Sachs Capital Markets, L.P.(1)	01/02/12 BRL	6,100	10.15%	Brazilian interbank lending
				rate	(165,427)
HSBC Bank USA, N.A.(1)	01/02/12 BRL	400	14.77%	Brazilian interbank lending
				rate	5,683
HSBC Bank USA, N.A.(1)	01/02/12 BRL	600	14.77%	Brazilian interbank lending
				rate	8,520
Merrill Lynch & Co.(1)	01/02/12 BRL	4,700	12.54%	Brazilian interbank lending
				rate	26,590
Merrill Lynch & Co.(1)	01/02/12 BRL	1,100	14.77%	Brazilian interbank lending
				rate	17,443
Merrill Lynch & Co.(1)	01/02/12 BRL	200	14.77%	Brazilian interbank lending
				rate	3,701
Morgan Stanley Capital Services, Inc.(1)	01/02/12 BRL	18,600	10.12%	Brazilian interbank lending
				rate	(333,364)
UBS AG(1)	01/02/12 BRL	3,500	10.58%	Brazilian interbank lending
				rate	(52,442)
Bank of America N.A.(2)	12/20/13 CAD	2,600	4.25%	3 month Canadian Bank
				floating rate	(242,908)
Bank of Nova Scotia(2)	09/20/11 CAD	1,100	4.50%	3 month Canadian Bank
				floating rate	(63,136)
Citigroup, Inc.(2)	06/15/15 CAD	300	5.00%	3 month Canadian Bank
				floating rate	(39,410)
Merrill Lynch & Co.(2)	09/20/37 CAD	1,400	4.50%	3 month Canadian Bank
				floating rate	(251,932)
Merrill Lynch & Co.(2)	12/20/13 CAD	1,600	4.25%	3 month Canadian Bank
				floating rate	(125,010)
Barclays Bank PLC(1)	12/17/10 EUR	800	5.50%	6 month EURIBOR	51,628
Barclays Bank PLC(1)	03/19/10 EUR	1,600	4.00%	6 month EURIBOR	25,875
Barclays Bank PLC(1)	03/19/18 EUR	2,000	5.00%	6 month EURIBOR	142,267
Barclays Bank PLC(2)	03/18/39 EUR	200	3.50%	6 month EURIBOR	37,379
Barclays Bank PLC(2)	09/17/38 EUR	2,500	5.00%	6 month EURIBOR	(800,103)
Barclays Bank PLC(2)	09/17/38 EUR	300	5.00%	6 month EURIBOR	(100,644)
Citigroup, Inc.(1)	09/17/10 EUR	4,200	3.50%	6 month EURIBOR	37,069
Deutsche Bank AG(1)	09/17/13 EUR	100	4.00%	6 month EURIBOR	3,808
Deutsche Bank AG(1)	03/19/10 EUR	1,600	4.50%	6 month EURIBOR	33,047
Deutsche Bank AG(1)	09/15/10 EUR	10,800	5.50%	6 month EURIBOR	613,904
Deutsche Bank AG(1)	03/18/19 EUR	4,800	4.25%	6 month EURIBOR	76,474
Deutsche Bank AG(2)	09/17/38 EUR	400	5.00%	6 month EURIBOR	(133,511)
Goldman Sachs Capital Markets, L.P.(1)	09/19/09 EUR	4,800	4.00%	6 month EURIBOR	24,113
Goldman Sachs Capital Markets, L.P.(1)	03/18/14 EUR	10,300	4.50%	6 month EURIBOR	885,723
Goldman Sachs Capital Markets, L.P.(2)	09/17/38 EUR	400	5.00%	6 month EURIBOR	(112,668)
Goldman Sachs Capital Markets, L.P.(2)	03/18/39 EUR	900	5.00%	6 month EURIBOR	(262,591)
HSBC Bank USA, N.A.(1)	03/18/19 EUR	200	4.25%	6 month EURIBOR	(910)
Morgan Stanley Capital Services, Inc.(1)	06/18/34 EUR	5,000	4.50%	6 month EURIBOR	875,405
Morgan Stanley Capital Services, Inc.(1)	06/18/34 EUR	1,900	6.00%	6 month EURIBOR	311,012
Morgan Stanley Capital Services, Inc.(1)	03/19/10 EUR	1,600	4.50%	6 month EURIBOR	37,734

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008 (continued):

		Notional			Unrealized
	Termination	Amount	Fixed	Floating	Appreciation
Counterparty	Date	(000)#	Rate	Rate	(Depreciation)

Morgan Stanley Capital Services, Inc.(1)	12/17/10 EUR	3,400	5.50%	6 month EURIBOR	$227,301
Morgan Stanley Capital Services, Inc.(2)	09/17/38 EUR	2,400	5.00%	6 month EURIBOR	(659,184)
Royal Bank of Scotland PLC(1)	09/16/10 EUR	9,600	3.00%	6 month EURIBOR	49,044
Royal Bank of Scotland PLC(1)	03/18/19 EUR	2,100	4.25%	6 month EURIBOR	35,998
Royal Bank of Scotland PLC(1)	03/18/14 EUR	9,700	4.50%	6 month EURIBOR	717,917
Royal Bank of Scotland PLC(1)	06/18/34 EUR	400	4.50%	6 month EURIBOR	70,268
Royal Bank of Scotland PLC(2)	09/17/38 EUR	100	5.00%	6 month EURIBOR	(34,408)
Barclays Bank PLC(1)	04/30/12 EUR	500	1.98%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	12,394
BNP Paribas(1)	12/15/11 EUR	1,000	1.99%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	33,655
Goldman Sachs Capital Markets, L.P.(1)	06/15/12 EUR	1,100	2.08%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	39,294
Goldman Sachs Capital Markets, L.P.(1)	12/15/11 EUR	8,400	1.98%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	299,780
JPMorgan Chase Bank(1)	10/15/11 EUR	100	2.03%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	4,588
JPMorgan Chase Bank(1)	10/15/16 EUR	100	2.35%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	(1,401)
JPMorgan Chase Bank(1)	07/14/11 EUR	700	2.26%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	44,111
Royal Bank of Scotland PLC(1)	03/28/12 EUR	500	1.96%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	11,849
UBS AG(1)	10/15/16 EUR	100	2.35%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	(1,627)
UBS AG(2)	10/15/16 EUR	100	2.28%	FRC – Excluding Tobacco –
				Non-Revised Consumer
				Price Index	951
Barclays Bank PLC(1)	09/15/10 GBP	1,600	5.00%	6 month LIBOR	105,861
Barclays Bank PLC(1)	12/19/09 GBP	2,200	5.00%	6 month LIBOR	80,304
Barclays Bank PLC(1)	03/18/16 GBP	300	5.00%	6 month LIBOR	45,254
Barclays Bank PLC(2)	03/18/39 GBP	500	5.00%	6 month LIBOR	(173,748)
Barclays Bank PLC(2)	12/15/35 GBP	1,200	4.00%	6 month LIBOR	(193,976)
Barclays Bank PLC(2)	12/15/35 GBP	200	4.00%	6 month LIBOR	(22,258)
Credit Suisse International(1)	09/15/10 GBP	1,000	5.00%	6 month LIBOR	65,974
Credit Suisse International(2)	12/15/35 GBP	400	4.00%	6 month LIBOR	(45,280)
Deutsche Bank AG(1)	03/20/10 GBP	4,100	6.00%	6 month LIBOR	190,279
Deutsche Bank AG(2)	09/17/18 GBP	1,000	5.50%	6 month LIBOR	(232,477)
Deutsche Bank AG(2)	06/15/37 GBP	2,600	4.25%	6 month LIBOR	(291,959)
Goldman Sachs Capital Markets, L.P.(1)	09/17/13 GBP	8,300	5.00%	6 month LIBOR	855,721
Goldman Sachs Capital Markets, L.P.(1)	03/18/14 GBP	700	5.00%	6 month LIBOR	87,322

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008 (continued):

		Notional			Unrealized
	Termination	Amount	Fixed	Floating	Appreciation
Counterparty	Date	(000)#	Rate	Rate	(Depreciation)

Goldman Sachs Capital Markets, L.P.(1)	09/17/11 GBP	17,300	4.50%	6 month LIBOR	$ 1,168,858
Goldman Sachs Capital Markets, L.P.(2)	03/18/39 GBP	200	5.00%	6 month LIBOR	(66,843)
Goldman Sachs Capital Markets, L.P.(2)	06/15/37 GBP	2,500	4.00%	6 month LIBOR	(262,077)
HSBC Bank USA, N.A.(1)	06/15/09 GBP	1,500	5.00%	6 month LIBOR	25,752
HSBC Bank USA, N.A.(1)	03/18/14 GBP	1,600	5.00%	6 month LIBOR	202,042
HSBC Bank USA, N.A.(2)	09/17/18 GBP	400	5.00%	6 month LIBOR	(82,981)
HSBC Bank USA, N.A.(2)	09/17/18 GBP	700	5.50%	6 month LIBOR	(185,755)
Morgan Stanley Capital Services, Inc.(1)	09/18/09 GBP	2,800	6.00%	6 month LIBOR	71,536
Morgan Stanley Capital Services, Inc.(2)	06/15/37 GBP	900	4.25%	6 month LIBOR	(99,819)
Morgan Stanley Capital Services, Inc.(2)	09/17/18 GBP	100	5.00%	6 month LIBOR	(20,031)
Royal Bank of Scotland PLC(1)	09/15/10 GBP	300	5.00%	6 month LIBOR	20,034
Royal Bank of Scotland PLC(1)	09/15/10 GBP	800	5.00%	6 month LIBOR	53,270
Barclays Bank PLC(1)	12/14/17 GBP	500	3.25%	United Kingdom Retail
				Price Index	54,725
Royal Bank of Scotland PLC(1)	09/10/27 GBP	100	3.44%	United Kingdom Retail
				Price Index	2,124
Royal Bank of Scotland PLC(1)	12/19/17 GBP	800	3.18%	United Kingdom Retail
				Price Index	87,541
Deutsche Bank AG(1)	12/15/35 JPY	290,000	2.50%	6 month LIBOR	580,573
Deutsche Bank AG(1)	06/20/27 JPY	110,000	3.00%	6 month LIBOR	88,469
Morgan Stanley Capital Services, Inc.(1)	06/20/27 JPY	30,000	3.00%	6 month LIBOR	23,562
Royal Bank of Scotland PLC(1)	12/17/13 JPY	1,450,000	1.50%	6 month LIBOR	181,938
Royal Bank of Scotland PLC(1)	06/17/18 JPY	40,000	1.50%	6 month LIBOR	3,033
UBS AG(1)	06/20/27 JPY	40,000	3.00%	6 month LIBOR	32,382
UBS AG(1)	12/17/13 JPY	80,000	1.50%	6 month LIBOR	8,973
UBS AG(1)	06/17/18 JPY	230,000	1.50%	6 month LIBOR	6,412
Goldman Sachs Capital Markets, L.P.(1)	03/18/14 SEK	1,000	4.50%	3 month Stockholm
				interbank offered rate	10,343

					$(10,024,681)

(1) Portfolio pays the floating rate and receives the fixed rate.
(2) Portfolio pays the fixed rate and receives the floating rate.
# Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2008:
						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	Value(5)	(Received)	(Depreciation)

Credit default swaps on credit indices — Sell Protection(1):
Credit Suisse International	07/25/45	$ 400	0.32%	ABX.HE.AAA.06-2 Index	$(267,979)	$(118,223)	$(149,756)
Deutsche Bank AG	05/25/46	400	0.11%	ABX.HE.AAA.06-2 Index	(202,313)	(120,404)	(81,909)
Credit Suisse International	05/25/46	4,800	0.11%	ABX.HE.AAA.06-2 Index	(2,427,752)	(1,015,624)	(1,412,128)
Credit Suisse International	08/25/37	1,200	0.90%	ABX.HE.AAA.07-1 Index	(724,182)	(319,556)	(404,626)
Morgan Stanley Capital
Services, Inc.	12/13/49	440	0.08%	CMBX.HE.AAA.3 Index	(131,138)	(61,816)	(69,322)
Deutsche Bank AG	06/20/13	2,000	2.65%	Dow Jones CDX EM 9	(312,223)	(15,517)	(327,740)
Citigroup, Inc.	06/20/12	5,000	2.09%	Dow Jones CDX HY-8 Index	(859,318)	—	(859,318)
Merrill Lynch & Co.	12/20/12	100	6.69%	Dow Jones CDX HY-9 100 Index	(10,632)	—	(10,632)
Deutsche Bank AG	12/20/12	200	6.35%	Dow Jones CDX HY-9 100 Index	(23,508)	—	(23,508)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008 (continued):

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	Value(5)	(Received)	(Depreciation)

Credit default swaps on credit indices — Sell Protection(1) (continued):
Morgan Stanley Capital
Services, Inc.	12/20/12	$100	6.57%	Dow Jones CDX HY-9 Index	$(11,028)	$—	$(11,028)
Morgan Stanley Capital
Services, Inc.	12/20/15	330	0.46%	Dow Jones CDX NA IG 5 10Y	(88,989)	—	(88,989)
Barclays Bank PLC	06/20/17	878	0.60%	Dow Jones CDX NA IG 8 10Y	(58,102)	(13,226)	(44,876)
Deutsche Bank AG	12/20/12	200	0.99%	Dow Jones CDX NA IG 9 5Y	(1,283)	—	(1,283)
Citigroup, Inc.	12/20/12	486	0.71%	Dow Jones CDX NA IG 9 5Y	2,482	—	2,482
Deutsche Bank AG	12/20/12	2,236	0.82%	Dow Jones CDX NA IG 9 5Y	20,705	—	20,705
Deutsche Bank AG	12/20/12	3,400	1.16%	Dow Jones CDX NA IG 9 5Y	302	—	302
Barclays Bank PLC	12/20/12	3,889	0.82%	Dow Jones CDX NA IG 9 5Y	36,009	—	36,009

					$(5,058,949)	$(1,664,366)	$(3,425,617)

					Implied
					Credit
		Notional			Spread at		Upfront	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	December 31,	Fair	Premiums	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	2008(4)	Value	Received	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues — Sell Protection(1)
Citigroup, Inc.	09/20/12	$100	0.72%	Bear Stearns Co., Inc.,
				5.30%, due 10/30/15	0.986%	$(923)	$—	$(923)
Royal Bank of	09/20/13	700	0.99%	Berkshire Hathaway,
Scotland PLC				4.625%, due 10/15/13	3.244%	(63,206)	—	(63,206)
Deutsche Bank AG	05/20/17	1,300	1.04%	Federal Republic of Brazil,
				12.25%, due 03/06/30	3.238%	(186,983)	—	(186,983)
Morgan Stanley Capital	08/20/11	1,300	1.38%	Federal Republic of Brazil,
Services, Inc.				12.25%, due 03/06/30	2.822%	(40,262)	—	(40,262)
Morgan Stanley Capital	09/20/12	100	3.80%	Ford Motor Credit Co.,
Services, Inc.				7.00%, due 10/01/13	10.510%	(18,737)	—	(18,737)
Bank of America N.A.	12/20/12	200	3.95%	Ford Motor Credit Co.,
				7.25%, due 10/25/11	10.381%	(37,792)	—	(37,792)
Citigroup, Inc.	03/20/09	300	7.50%	Ford Motor Credit Co.,
				7.25%, due 10/25/11	15.942%	(4,738)	—	(4,738)
Citigroup, Inc.	03/20/09	600	7.50%	Ford Motor Credit Co.,
				7.25%, due 10/25/11	15.942%	(9,476)	—	(9,476)
Citigroup, Inc.	03/20/09	700	7.50%	Ford Motor Credit Co.,
				7.25%, due 10/25/11	15.942%	(11,056)	—	(11,056)
Goldman Sachs Capital	12/20/09	100	0.83%	General Electric Capital Corp.,
Markets, L.P.				6.00%, due 06/15/12	4.554%	(3,487)	—	(3,487)
Barclays Bank PLC	09/20/10	300	1.02%	General Electric Capital Corp.,
				6.00%, due 06/15/12	4.476%	(16,637)	—	(16,637)
Citigroup, Inc.	09/20/09	400	0.95%	General Electric Capital Corp.,
				6.00%, due 06/15/12	4.551%	(10,080)	—	(10,080)
Barclays Bank PLC	03/20/09	500	1.10%	General Electric Capital Corp.,
				6.00%, due 06/15/12	4.538%	(3,562)	—	(3,562)
Bank of America N.A.	09/20/12	100	7.00%	GMAC LLC,
				6.875%, due 08/28/12	8.183%	(3,318)	—	(3,318)
Goldman Sachs Capital	09/20/12	100	3.05%	GMAC LLC,
Markets, L.P.				6.875%, due 08/28/12	8.183%	(15,384)	—	(15,384)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps on Corporate and/or Sovereign Issues — Sell Protection(1) (continued)

					Implied
					Credit
		Notional			Spread at		Upfront	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	December 31,	Fair	Premiums	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	2008(4)	Value	Received	(Depreciation)

Goldman Sachs Capital	03/20/09	$200	7.75%	GMAC LLC,
Markets, L.P.				6.875%, due 08/28/12	9.740%	$(301)	$—	$(301)
Bank of America N.A.	03/20/09	600	8.85%	GMAC LLC,
				6.875%, due 08/28/12	9.740%	465	—	465
Deutsche Bank AG	09/20/12	600	5.40%	GMAC LLC,
				6.875%, due 08/28/12	8.183%	(49,235)	—	(49,235)
Morgan Stanley Capital	09/20/12	100	0.80%	Goldman Sachs Group, Inc.,
Services, Inc.				6.60%, due 01/15/12	3.017%	(7,301)	—	(7,301)
Merrill Lynch & Co.	06/20/09	300	1.55%	HSBC Finance Corp.,
				7.00%, due 05/15/12	9.283%	(10,556)	—	(10,556)
Goldman Sachs Capital	03/20/13	4,300	0.27%	Kingdom of Spain,
Markets, L.P.				5.50%, due 07/30/17	0.936%	(114,727)	—	(114,727)
BNP Paribas	09/20/12	1,400	0.87%	Morgan Stanley,
				6.60%, due 04/01/12	4.322%	(151,516)	—	(151,516)
Goldman Sachs Capital	12/20/09	4,000	2.00%	OJSC Russian Agricultural Bank,
Markets, L.P.				6.875%, due 11/29/10	11.299%	(338,010)	—	(338,010)
Citigroup, Inc.	03/20/09	100	4.30%	SLM Corp.,
				5.125%, due 08/27/12	11.543%	(1,398)	—	(1,398)
Goldman Sachs Capital	03/20/09	300	3.70%	SLM Corp.,
Markets, L.P.				5.125%, due 08/27/12	11.543%	(4,643)	—	(4,643)
Deutsche Bank AG	03/20/09	400	3.05%	SLM Corp.,
				5.125%, due 08/27/12	11.543%	(6,841)	—	(6,841)

						$(1,109,704)	$—	$(1,109,704)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Credit default swaps — Buy Protection(2):

		Notional			Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	(Depreciation)

Bank of America N.A.	03/20/18	$1,000	0.50%	ACE INA Holdings,
				5.80%, due 03/15/18	$39,213
Bank of America N.A.	03/20/11	100	0.29%	Alcan, Inc., 6.45%, due 03/15/11	4,835
Barclays Bank PLC	09/20/13	1,000	1.20%	Alcoa, Inc., 6.00%, due 07/15/13	193,345
Deutsche Bank AG	09/20/18	1,000	1.27%	Alcoa, Inc., 6.75%, due 07/15/18	280,989
Morgan Stanley Capital Services, Inc.	03/20/12	1,000	0.85%	Aloca, Inc., 6.00%, due 01/15/12	156,864
Morgan Stanley Capital Services, Inc.	06/20/15	100	0.47%	American Electric Power,
				5.25%, due 06/01/15	1,836
Citigroup, Inc.	06/20/15	1,200	0.62%	American Electric Power,
				5.25%, due 06/01/15	11,323
Merrill Lynch & Co.	12/20/17	500	1.37%	American General Finance Corp.,
				6.90%, due 12/15/17	262,797
Merrill Lynch & Co.	12/20/17	1,900	1.37%	American General Finance Corp.,
				6.90%, due 12/15/17	998,757
Royal Bank of Scotland PLC	12/20/17	2,000	1.30%	American General Finance Corp.,
				6.90%, due 12/15/17	1,055,086

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps — Buy Protection(2) (continued)
		Notional			Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	(Depreciation)

Royal Bank of Scotland PLC	06/20/13	$1,000	0.92%	Autozone, Inc.,
				5.50%, due 11/15/15	$23,318
Royal Bank of Scotland PLC	06/20/17	200	0.64%	Autozone, Inc.,
				5.875%, due 10/15/12	10,340
Royal Bank of Scotland PLC	06/20/17	300	0.64%	Autozone, Inc.,
				5.875%, due 10/15/12	15,615
Bank of America N.A.	12/20/12	400	0.62%	Autozone, Inc.,
				5.875%, due 10/15/12	12,838
Royal Bank of Scotland PLC	06/20/17	500	0.67%	Autozone, Inc.,
				5.875%, due 10/15/12	24,989
Bank of America N.A.	12/20/12	1,100	0.62%	Autozone, Inc.,
				5.875%, due 10/15/12	35,304
Deutsche Bank AG	06/20/16	1,000	0.72%	Autozone, Inc.,
				6.95%, due 06/15/16	43,390
Bank of America N.A.	06/20/16	1,400	0.87%	Autozone, Inc.,
				6.95%, due 06/15/16	47,425
UBS AG	12/20/11	100	0.14%	BAE Holdings, Inc.,
				6.40%, due 12/15/11	7,272
Citigroup, Inc.	12/20/16	500	0.17%	Bank of America,
				4.64%, due 10/14/16	33,554
JPMorgan Chase Bank	12/20/17	400	2.35%	Barclays Bank PLC,
				4.50%, due 03/04/19	(820)
Goldman Sachs Capital Markets, L.P.	06/20/18	1,000	0.34%	Baxter International, Inc.,
				5.375%, due 06/01/18	14,818
Credit Suisse International	12/20/17	100	0.76%	Bear Stearns Co., Inc.,
				6.40%, due 10/02/17	2,679
Royal Bank of Scotland PLC	03/20/18	100	2.22%	Bear Stearns Co., Inc.,
				7.25%, due 02/01/18	(8,775)
Deutsche Bank AG	03/20/18	1,100	0.87%	Bear Stearns Co., Inc.,
				7.25%, due 02/01/18	20,619
Bank of America N.A.	09/20/14	100	0.40%	BellSouth Corp.,
				5.20%, due 09/15/14	2,712
Bank of America N.A.	03/20/12	300	0.14%	BHP Billiton Finance,
				5.125%, due 03/29/12	19,875
Merrill Lynch & Co.	06/20/11	100	0.51%	Boston Scientific Corp.,
				6.00%, due 06/15/11	4,852
Goldman Sachs Capital Markets, L.P.	06/20/17	1,000	0.58%	Cardinal Health, Inc.,
				6.00%, due 06/15/17	14,892
Barclays Bank PLC	09/20/18	1,200	1.35%	Citigroup, Inc., 6.50%, due 01/18/11	37,081
Morgan Stanley Capital Services, Inc.	03/20/13	1,000	0.62%	Computer Sciences Corp.,
				5.50%, due 03/15/13	13,459
Bank of America N.A.	03/20/12	200	0.09%	Consumers Energy,
				5.00%, due 02/15/12	19,237
Bank of America N.A.	12/20/17	2,000	0.50%	Covidien Ltd., 6.00%, due 10/15/17	70,838
Merrill Lynch & Co.	03/20/12	100	0.23%	CSX Corp., 6.30%, due 03/15/12	4,113
Royal Bank of Scotland PLC	09/20/11	100	0.55%	CVS Caremark Corp.,
				5.75%, due 08/15/11	1,025
Deutsche Bank AG	12/20/15	1,000	0.95%	Cytec Industries, Inc.,
				6.00%, due 10/01/15	91,526
Barclays Bank PLC	09/20/13	400	0.76%	Deutsche Bank AG London,
				4.875%, due 05/20/13	9,325

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps — Buy Protection(2) (continued)
		Notional			Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	(Depreciation)

Bear Stearns International, Ltd.	06/20/12	$100	0.23%	Diamond Offshore Drilling,
				0% (convertible), due 06/06/20	$4,921
Barclays Bank PLC	09/20/13	3,500	0.54%	Dominion Resources, Inc.,
				5.15%, due 07/15/15	63,716
UBS AG	06/20/13	1,000	5.00%	Dow Jones CDX HY-10 100 Index	137,378
Barclays Bank PLC	06/20/13	1,100	5.00%	Dow Jones CDX HY-10 100 Index	150,510
Morgan Stanley Capital Services, Inc.	06/20/12	98	2.75%	Dow Jones CDX HY-8 Index	13,510
Bank of America N.A.	06/20/12	294	2.75%	Dow Jones CDX HY-8 Index	44,534
Bear Stearns International, Ltd.	06/20/12	392	2.75%	Dow Jones CDX HY-8 Index	58,491
Barclays Bank PLC	06/20/12	490	2.75%	Dow Jones CDX HY-8 Index	67,558
UBS AG	06/20/12	588	2.75%	Dow Jones CDX HY-8 Index	82,658
Merrill Lynch & Co.	06/20/12	3,136	2.75%	Dow Jones CDX HY-8 Index	476,893
Bear Stearns International, Ltd.	12/20/12	98	3.75%	Dow Jones CDX HY-9 Index	16,043
Deutsche Bank AG	06/20/18	1,562	1.50%	Dow Jones CDX NA IG 10 10Y	27,477
Goldman Sachs Capital Markets, L.P.	06/20/18	1,952	1.50%	Dow Jones CDX NA IG 10 10Y	63,548
Goldman Sachs Capital Markets, L.P.	06/20/18	2,830	1.50%	Dow Jones CDX NA IG 10 10Y	42,083
Morgan Stanley Capital Services, Inc.	06/20/18	3,611	1.50%	Dow Jones CDX NA IG 10 10Y	38,313
Barclays Bank PLC	06/20/18	6,832	1.50%	Dow Jones CDX NA IG 10 10Y	182,289
Goldman Sachs Capital Markets, L.P.	06/20/13	98	1.55%	Dow Jones CDX NA IG 10 5Y	2,859
Morgan Stanley Capital Services, Inc.	06/20/13	390	1.55%	Dow Jones CDX NA IG 10 5Y	10,094
Goldman Sachs Capital Markets, L.P.	06/20/13	683	1.55%	Dow Jones CDX NA IG 10 5Y	22,004
Barclays Bank PLC	06/20/13	781	1.55%	Dow Jones CDX NA IG 10 5Y	28,929
Morgan Stanley Capital Services, Inc.	06/20/13	878	1.55%	Dow Jones CDX NA IG 10 5Y	36,046
Merrill Lynch & Co.	06/20/13	1,659	1.55%	Dow Jones CDX NA IG 10 5Y	43,672
Deutsche Bank AG	06/20/13	4,880	1.55%	Dow Jones CDX NA IG 10 5Y	80,213
Goldman Sachs Capital Markets, L.P.	06/20/13	5,173	1.55%	Dow Jones CDX NA IG 10 5Y	159,361
Deutsche Bank AG	06/20/13	11,029	1.55%	Dow Jones CDX NA IG 10 5Y	304,099
Morgan Stanley Capital Services, Inc.	12/20/12	500	0.14%	Dow Jones CDX NA IG 5 7Y	94,353
Barclays Bank PLC	12/20/16	195	0.65%	Dow Jones CDX NA IG 7 10Y	15,366
JPMorgan Chase Bank	12/20/16	683	0.65%	Dow Jones CDX NA IG 7 10Y	53,186
Bank of America N.A.	12/20/16	1,854	0.65%	Dow Jones CDX NA IG 7 10Y	144,276
Barclays Bank PLC	12/20/17	195	0.80%	Dow Jones CDX NA IG 9 10Y	7,738
Goldman Sachs Capital Markets, L.P.	12/20/17	586	0.80%	Dow Jones CDX NA IG 9 10Y	27,154
Morgan Stanley Capital Services, Inc.	12/20/17	586	0.80%	Dow Jones CDX NA IG 9 10Y	19,228
Morgan Stanley Capital Services, Inc.	12/20/17	1,659	0.80%	Dow Jones CDX NA IG 9 10Y	48,906
Barclays Bank PLC	12/20/17	3,416	0.80%	Dow Jones CDX NA IG 9 10Y	147,627
Goldman Sachs Capital Markets, L.P.	12/20/12	976	0.60%	Dow Jones CDX NA IG 9 5Y	37,060
Morgan Stanley Capital Services, Inc.	12/20/13	400	1.50%	Dow Jones CDX NA IG11 5Y	(889)
Morgan Stanley Capital Services, Inc.	12/20/13	500	1.50%	Dow Jones CDX NA IG11 5Y	(1,071)
Morgan Stanley Capital Services, Inc.	12/20/13	800	1.50%	Dow Jones CDX NA IG11 5Y	(1,714)
Merrill Lynch & Co.	12/20/13	1,100	1.50%	Dow Jones CDX NA IG11 5Y	(1,523)
BNP Paribas	06/20/11	100	4.03%	D. R. Horton, Inc.,
				6.00%, due 04/15/11	4,240
Goldman Sachs Capital Markets, L.P.	06/20/14	100	1.53%	Encana Holdings Corp.,
				5.80%, due 05/01/14	11,993
Merrill Lynch, Inc.	06/20/11	100	0.29%	Exelon Corp., 6.75%, due 05/01/11	10,384

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps — Buy Protection(2) (continued)
			Notional			Unrealized
	Termination		Amount#	Fixed	Reference Entity/	Appreciation
Counterparty	Date		(000)(3)	Rate	Obligation	(Depreciation)

Merrill Lynch & Co.	12/20/11		$100	0.13%	FirstEnergy Corp.,
					6.45%, due 11/15/11	$3,193
Bear Stearns International, Ltd.	06/20/10		100	0.16%	GATX Financial Corp.,
					5.125%, due 04/15/10	3,869
Barclays Bank PLC	06/20/18		400	0.96%	Genworth Financial,
					6.52%, due 05/22/18	215,415
Deutsche Bank AG	06/20/18		600	0.98%	Genworth Financial,
					6.52%, due 05/22/18	322,855
Citigroup, Inc.	09/20/12		100	5.00%	GMAC LLC, 6.875%, due 08/28/12	9,427
Deutsche Bank AG	09/20/16		100	0.51%	Goodrich (BF) Co.,
					6.29%, due 07/01/16	3,596
Goldman Sachs Capital Markets, L.P.	03/20/18		1,000	2.91%	HCP, Inc., 6.70%, due 01/30/18	294,954
Barclays Bank PLC	06/20/15		300	2.93%	Health Care REIT,
					5.875%, due 05/15/15	55,041
Bank of Nova Scotia	06/20/12		200	0.50%	HSBC Finance Corp.,
					7.00%, due 05/15/12	32,880
HSBC Bank USA, N.A.	12/20/16	EUR	100	0.85%	iTraxx Europe HiVol Series 6
					Version 1	18,925
BNP Paribas	12/20/16	EUR	200	0.85%	iTraxx Europe HiVol Series 6
					Version 1	37,886
JPMorgan Chase Bank	12/20/16	EUR	200	0.85%	iTraxx Europe HiVol Series 6
					Version 1	37,610
Barclays Bank PLC	12/20/16	EUR	500	0.85%	iTraxx Europe HiVol Series 6
					Version 1	94,475
Barclays Bank PLC	12/20/12	EUR	1,900	0.70%	iTraxx Europe HiVol Series 8	116,124
Deutsche Bank AG	06/20/18	EUR	4,300	1.75%	iTraxx Europe HiVol Series 9	292,332
Goldman Sachs Capital Markets, L.P.	12/20/17		100	0.72%	Kohls Corp., 6.25%, due 12/15/17	12,836
Bear Stearns International, Ltd.	06/20/12		100	0.17%	Kraft Foods, Inc.,
					6.25%, due 06/01/12	2,667
Bank of America N.A.	03/20/14		1,000	1.39%	Liberty Mutual Group,
					5.75%, due 03/15/14	125,284
Goldman Sachs Capital Markets, L.P	09/20/17		500	3.55%	Limited Brands, Inc.,
					6.90%, due 07/15/17	35,086
Bear Stearns International, Ltd.	03/20/16		100	0.28%	Loews Corp., 5.25%, due 03/15/16	3,820
Bear Stearns International, Ltd.	03/20/16		300	0.30%	Loews Corp., 5.25%, due 03/15/16	11,071
Bank of America N.A.	09/20/15		1,000	0.99%	Marsh & McLennan Cos. Inc.,
					5.75%, due 09/15/15	(12,331)
Deutsche Bank AG	09/20/15		1,000	0.60%	Marsh & McLennan Cos. Inc.,
					5.75%, due 09/15/15	11,727
Citigroup, Inc.	12/20/16		1,000	1.91%	Masco Corp., 6.125%, due 10/03/16	123,455
Bank of America N.A.	03/20/17		100	0.38%	McKesson HBOC, Inc.,
					5.70%, due 03/01/17	2,204
Royal Bank of Scotland PLC	03/20/15		100	0.55%	Merck & Co., Inc.,
					4.75%, due 03/01/15	921
Royal Bank of Scotland PLC	03/20/15		100	0.55%	Merck & Co., Inc.,
					4.75%, due 03/01/15	921
Citigroup, Inc.	06/20/18		1,000	1.38%	Merrill Lynch & Co.,
					6.875%, due 04/25/18	(1,736)
Royal Bank of Scotland PLC	12/20/16		200	0.32%	Morgan Stanley,
					4.40%, due 10/18/16	37,625

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps — Buy Protection(2) (continued)
		Notional			Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	(Depreciation)

Royal Bank of Scotland PLC	12/20/15	$100	0.30%	Morgan Stanley,
				4.74%, due 10/15/15	$17,803
Deutsche Bank AG	09/20/18	400	1.85%	Morgan Stanley,
				6.60%, due 04/01/12	41,567
Morgan Stanley Capital Services, Inc.	12/20/17	100	0.73%	Motorola Inc.,
				6.00%, due 11/15/17	27,804
Deutsche Bank AG	09/20/11	100	0.62%	Nationwide Health,
				6.50%, due 07/15/11	16,021
Deutsche Bank AG	09/20/11	100	0.62%	Nationwide Health,
				6.50%, due 07/15/11	16,021
Citigroup, Inc.	06/20/10	100	0.13%	Newell Rubbermaid, Inc.,
				4.00%, due 05/01/10	1,923
Morgan Stanley Capital Services, Inc.	03/20/19	1,000	1.47%	NiSource Financial,
				6.80%, due 01/15/19	267,374
Bank of America N.A.	03/20/18	1,400	0.99%	Nordstrom, Inc.,
				6.25%, due 01/15/18	316,479
Morgan Stanley Capital Services, Inc.	06/20/16	200	0.39%	Omnicom Group,
				5.90%, due 04/15/16	31,283
Merrill Lynch & Co.	12/20/11	100	0.28%	Orix Corp., 5.48%, due 11/22/11	27,582
Citigroup, Inc.	06/20/18	1,000	0.69%	Pearson, 6.25%, due 05/06/18	54,072
Merrill Lynch & Co.	04/15/20	300	1.95%	Race Point CLO,
				7.01%, due 04/15/20	199,557
Merrill Lynch & Co.	04/15/20	300	4.03%	Race Point CLO,
				9.61%, due 04/15/20	248,040
Barclays Bank PLC	09/20/13	500	0.48%	Raytheon Co., 7.20%, due 08/15/27	3,953
Barclays Bank PLC	06/20/13	500	1.45%	Rexam PLC, 6.75%, due 06/01/23	74,719
Morgan Stanley Capital Services, Inc.	12/20/12	100	0.54%	Rogers Wireless,
				7.25%, due 12/15/12	7,469
Bank of America N.A.	06/20/10	200	0.48%	Royal Caribbean Cruises,
				8.00%, due 05/15/10	35,517
Merrill Lynch & Co.	12/15/19	300	3.78%	Saratoga CLO, Ltd.,
				5.45%, due 12/15/19	196,418
Merrill Lynch & Co.	12/15/19	300	1.88%	Saratoga CLO, Ltd.,
				5.45%, due 12/15/19	181,258
Citigroup, Inc.	09/20/13	100	0.59%	Sealed Air Corp,
				5.625%, due 07/15/13	16,735
Morgan Stanley Capital Services, Inc.	09/20/13	100	0.58%	Sealed Air Corp.,
				5.625%, due 07/15/13	16,774
Royal Bank of Scotland PLC	12/20/15	100	1.01%	Simon Property Group LP,
				5.25%, due 12/01/15	25,978
Goldman Sachs Capital Markets, L.P.	12/20/16	500	1.47%	Simon Property Group LP,
				5.25%, due 12/01/16	125,002
Deutsche Bank AG	03/20/12	100	0.42%	Southwest Airlines Co.,
				6.50%, due 03/01/12	11,469
Bank of America N.A.	09/20/14	1,000	0.83%	Spectra Energy Capital,
				5.67%, due 08/15/14	52,326
Deutsche Bank AG	06/20/18	2,400	0.84%	Spectra Energy Capital,
				6.20%, due 04/15/18	186,134
Bear Stearns International, Ltd.	12/20/16	200	1.07%	Sprint Nextel Corp.,
				6.00%, due 12/01/16	61,484
Bank of America N.A.	06/20/18	600	1.49%	Starwood Hotels & Resort,
				6.75%, due 05/15/18	156,022

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps — Buy Protection(2) (continued)
			Notional			Unrealized
	Termination		Amount#	Fixed	Reference Entity/	Appreciation
Counterparty	Date		(000)(3)	Rate	Obligation	(Depreciation)

BNP Paribas	06/20/11		$100	1.76%	Tate & Lyle PLC,
					6.125%, due 06/15/11	$(624)
Goldman Sachs Capital Markets, L.P.	06/20/18		500	1.55%	Telecom Italia Capital,
					7.00%, due 06/04/18	80,696
Goldman Sachs Capital Markets, L.P.	06/20/18		1,000	0.59%	Travelers Cos., Inc.,
					5.80%, due 05/15/18	34,500
UBS AG	12/20/13	EUR	100	2.15%	UBS AG, 2.55%, due 04/18/12	(744)
UBS AG	12/20/13	EUR	500	1.85%	UBS AG, 2.55%, due 04/18/12	3,502
Bank of America N.A.	09/20/12		200	0.34%	UST, Inc., 6.625%, due 07/15/12	1,090
Citigroup, Inc.	06/20/13		1,000	1.17%	Vivendi, 5.75%, due 04/04/13	69,781
Bear Stearns International, Ltd.	03/20/11		100	0.33%	Vornado Realty,
					5.60%, due 02/15/11	13,759
Bank of America N.A.	12/20/16		100	0.67%	Western Union Co.,
					5.93%, due 10/01/16	9,646
UBS AG	06/20/13		500	0.84%	Whirlpool Corp.,
					7.75%, due 07/15/16	53,367
Barclays Bank PLC	09/20/13		4,400	0.39%	Wyeth, 5.25%, due 03/15/13	57,181
Morgan Stanley Capital Services, Inc.	03/20/09		100	0.29%	Xerox Corp., 9.75%, due 01/15/09	713
Bank of America N.A.	06/20/15		1,200	1.10%	XStrata Canada Corp.,
					5.375%, due 06/01/15	256,844
Bank of America N.A.	06/20/12		100	0.91%	XStrata Canada Corp.,
					7.35%, due 06/05/12
						16,902

						$11,255,588

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Total return swap agreements outstanding at December 31, 2008:
		Notional
	Termination	Amount		Unrealized
Counterparty	Date	(000)#	Description	Appreciation

Merrill Lynch & Co.	03/31/09	257	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA.	$36,057
Merrill Lynch & Co.	03/31/09	4,125	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -15bps.	596,533
Credit Suisse International	01/31/09	13,356	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA.	1,933,703
Merrill Lynch & Co.	10/30/09	6,465	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +10bps.	933,586
Barclays Bank PLC	02/25/09	6,610	Dow Jones-AIG Commodity Index	343,616
Morgan Stanley Capital Services, Inc.	01/28/09	10,560	Dow Jones-AIG Commodity Index	329,814
Credit Suisse International	01/28/09	9,280	Dow Jones-AIG Commodity Index
				289,281

				$4,462,590

# Notional Amount is shown in U.S. dollars unless otherwise stated. $4,462,590

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.
Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices – Long	$778,700,386	$8,238,456
Level 1 – Quoted Prices – Short	(91,647,284)	—
Level 2 – Other Significant Observable Inputs – Long	520,589,528	(4,126,197)
Level 2 – Other Significant Observable Inputs – Short	(3,026,686)	—
Level 3 – Significant Unobservable Inputs	3,217,143	2,371,990

Total	$1,207,833,087	$6,484,249

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investments	Other
	in	Financial
	Securities	Instruments*

Balance as of 12/31/07	$820,941	$—
Accrued discounts/premiums	13,269	—
Realized gain (loss)	(121,676)	—
Change in unrealized appreciation (depreciation)	(735,788)	2,313,753
Net purchases (sales)	2,851,502	—
Transfers in and/or out of Level 3	388,895	58,237

Balance as of 12/31/08	$3,217,143	$2,371,990

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (8.8% represents investments purchased with collateral from securities on loan)	19.9%
U.S. Government Mortgage-Backed Obligations	17.8
U.S. Treasury Obligations	14.9
Exchange Traded Funds	9.6
Financial Services	7.1
Oil, Gas & Consumable Fuels	4.1
Financial – Bank & Trust	3.6
Repurchase Agreements	3.6
Pharmaceuticals	3.4
Retail & Merchandising	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)

Collateralized Mortgage Obligations	2.9%
Banks	2.8
Insurance	2.8
Oil & Gas	2.6
Sovereign Bonds	2.2
Aerospace & Defense	2.1
Computer Services & Software	1.8
Diversified Financial Services	1.6
Telecommunications	1.6
Medical Supplies & Equipment	1.4
Transportation	1.4
Municipal Bonds	1.4
Commercial Banks	1.3
Media	1.3
Utilities	1.1
Biotechnology	1.1
Asset-Backed Securities	1.1
Chemicals	1.1
Metals & Mining	1.1
Commercial Services	1.1
Hotels, Restaurants & Leisure	1.1
Specialty Retail	1.0
Consumer Products & Services	1.0
Foods	0.8
Farming & Agriculture	0.7
Industrial Conglomerates	0.7
Diversified Telecommunication Services	0.6
Pipelines	0.6
Airlines	0.5
Automobile Manufacturers	0.5
Business Services	0.5
Tobacco	0.5
Real Estate	0.4
Electric	0.4
Bank Notes	0.4
Electronic Components	0.4
Automotive Parts	0.4
Engineering/Construction	0.3
Diversified Manufacturing	0.3
Electric Utilities	0.3
Entertainment & Leisure	0.3
Leisure Equipment	0.3
Capital Markets	0.2
Options Purchased	0.2
Broadcasting	0.2
Internet	0.2
Beverages	0.2
Building Materials	0.2
Paper & Forest Products	0.2
Semiconductors & Semiconductor Equipment	0.2
Water	0.2
Equipment Services	0.2
Machinery & Equipment	0.2
Multimedia	0.2
Real Estate Investment Trusts	0.2
Industrial Products	0.1
Clothing & Apparel	0.1
Auto/Trucks Parts & Equipment	0.1
Office Equipment	0.1
Wireless Telecommunication Services	0.1
Containers & Packaging	0.1
Healthcare-Products	0.1
Construction	0.1
Home Furnishings	0.1
Diversified Operations	0.1
Lumber & Wood Products	0.1
Distribution/Wholesale	0.1
Gas Distribution	0.1
Electronics	0.1
Investment Firms	0.1
Healthcare Services	0.1
Education	0.1

137.0
Options Written and Securities Sold Short	(10.0)
Other liabilities in excess of other assets	(27.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A61

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $81,740,089:
Unaffiliated investments (cost $1,346,492,941)	$1,113,514,244
Affiliated investments (cost $188,992,814)	188,992,814
Cash	6,616,367
Deposit with broker	1,624,860
Foreign currency, at value (cost $4,452,702)	4,316,580
Receivable for investments sold	380,761,905
Unrealized appreciation on swap agreements	28,841,201
Dividends and interest receivable	3,799,221
Unrealized appreciation on foreign currency forward contracts	1,190,054
Tax reclaim receivable	486,292
Receivable for fund share sold	428,414
Other receivables	63,000
Prepaid expenses	13,674

Total Assets	1,730,648,626

LIABILITIES:
Payable for investments purchased	565,089,847
Securities sold short, at value (proceeds received $88,672,303)	91,647,284
Payable to broker for collateral for securities on loan	83,597,810
Unrealized depreciation on swap agreements	27,683,025
Unrealized depreciation on foreign currency forward contracts	4,102,437
Payments received for swap agreements	3,437,569
Written options outstanding, at value (premium received $767,981)	3,026,686
Interest payable on investments sold short	418,795
Due to broker-variation margin	216,561
Accrued expenses and other liabilities	303,549
Advisory fees payable	302,168
Payable for fund share repurchased	22,033
Shareholder servicing fees payable	4,736

Total Liabilities	779,852,500

NET ASSETS	$950,796,126

Net assets were comprised of:
Paid-in capital	$1,380,474,996
Retained earnings	(429,678,870)

Net assets, December 31, 2008	$950,796,126

Net asset value and redemption price per share, $950,796,126 / 119,457,836 outstanding shares of beneficial interest	$7.96

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$27,628,488
Unaffiliated dividend income (net of $790,806 foreign withholding tax)	21,365,272
Affiliated dividend income	2,958,880
Affiliated income from securities lending, net	1,067,897

53,020,537

EXPENSES
Advisory fees	12,177,779
Custodian and accounting fees	1,102,000
Shareholder servicing fees and expenses	1,112,818
Interest expense	461,023
Audit fee	86,000
Loan interest expense (Note 7)	41,557
Trustees’fees	23,000
Transfer agent’s fees and expenses	19,000
Insurance expenses	18,000
Shareholders’reports	12,000
Legal fees and expenses	11,000
Miscellaneous	40,264

Total expenses	15,104,441

NET INVESTMENT INCOME	37,916,096

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(201,189,639)
Futures transactions	(2,725,626)
Options written transactions	6,510,940
Short sales transactions	(5,797,432)
Swap agreement transactions	(37,455,494)
Foreign currency transactions	7,145,058

(233,512,193)

Net change in unrealized appreciation (depreciation) on:
Investments	(290,044,293)
Futures	6,287,479
Options written	1,408,375
Short sales	(3,035,132)
Swap agreements	(40,668)
Foreign currencies	(5,470,108)

(290,894,347)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(524,406,540)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(486,490,444)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$37,916,096	$27,935,301
Net realized gain (loss) on investment and foreign currency transactions	(233,512,193)	36,048,120
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(290,894,347)	27,375,822

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(486,490,444)	91,359,243

DISTRIBUTIONS	(63,983,420)	(7,160,457)

FUND SHARE TRANSACTIONS:
Fund share sold [87,927,903 and 72,666,664 shares, respectively]	877,463,533	826,637,655
Fund share issued in reinvestment of distributions [5,875,429 and 613,578 shares, respectively]	63,983,420	7,160,457
Fund share repurchased [105,226,629 and 2,708,180 shares, respectively]	(978,786,074)	(30,624,190)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(37,339,121)	803,173,922

TOTAL INCREASE (DECREASE) IN NET ASSETS	(587,812,985)	887,372,708
NET ASSETS:
Beginning of year	1,538,609,111	651,236,403

End of year	$950,796,126	$1,538,609,111

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 99.5%
		Value
AFFILIATED MUTUAL FUNDS	Shares	(Note 2)

AST AllianceBernstein Growth & Income Portfolio	1,002,238	$12,467,846
AST DeAM Large-Cap Value Portfolio	2,208,700	14,665,770
AST Federated Aggressive Growth Portfolio	295,237	1,558,852
AST Global Real Estate Portfolio*	254,104	1,328,965
AST International Growth Portfolio	1,603,850	12,205,301
AST International Value Portfolio	1,081,293	12,099,673
AST Large-Cap Value Portfolio	2,120,614	21,757,498
AST Marsico Capital Growth Portfolio	1,712,018	21,657,022
AST MFS Growth Portfolio	1,740,243	11,972,871
AST Mid-Cap Value Portfolio	203,865	1,451,521
AST Money Market Portfolio	126,985	126,985
AST Neuberger Berman Mid-Cap Growth Portfolio*	121,055	1,548,295
AST Parametric Emerging Markets Equity Portfolio*	265,354	1,305,540
AST Small-Cap Growth Portfolio*	140,353	1,571,950
AST Small-Cap Value Portfolio	366,234	3,175,250
AST T. Rowe Price Large-Cap Growth Portfolio	2,092,363	14,583,769
AST T. Rowe Price Natural Resources Portfolio	65,318	1,173,104

TOTAL LONG-TERM INVESTMENTS
(cost $203,682,103)		134,650,212

SHORT-TERM INVESTMENT — 0.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $1,060,706)	1,060,706	1,060,706

TOTAL INVESTMENTS(w) — 100.3%
(cost $204,742,809)		135,710,918
Liabilities in excess of other assets — (0.3)%		(368,274)

NET ASSETS — 100.0%		$135,342,644

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$135,710,918	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$135,710,918	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Large / Mid-Cap Value	46.0%
Large / Mid-Cap Growth	27.9
International Growth	9.0
International Value	8.9
Small-Cap Growth	2.4
Small-Cap Value	2.3
Global Real Estate	1.0
Emerging Markets	1.0
Sector	0.9
Money Market	0.9

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $204,742,809)	$135,710,918
Receivable for fund share sold	478,570
Prepaid expenses	3,194
Dividends receivable	1,441

Total Assets	136,194,123

LIABILITIES:
Payable for investments purchased	428,480
Payable to custodian	378,952
Accrued expenses and other liabilities	37,623
Advisory fees payable	6,335
Payable for fund share repurchased	89

Total Liabilities	851,479

NET ASSETS	$135,342,644

Net assets were comprised of:
Paid-in capital	$264,303,125
Retained earnings	(128,960,481)

Net assets, December 31, 2008	$135,342,644

Net asset value and redemption price per share, $135,342,644 / 20,912,363 outstanding shares of beneficial interest	$6.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$3,329,550

EXPENSES
Advisory fees	472,560
Custodian and accounting fees	83,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Shareholders’ reports	10,000
Trustees’ fees	8,000
Insurance expenses	7,000
Legal fees and expenses	6,000
Loan interest expense (Note 7)	2,299
Miscellaneous	9,071

Total expenses	634,930

NET INVESTMENT INCOME	2,694,620

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions (including affiliated of $(85,284,425))	(85,284,425)
Net capital gain distribution received (including affiliated of $22,661,215)	22,661,215

(62,623,210)

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $95,865,777)	(95,865,777)

NET LOSS ON INVESTMENTS	(158,488,987)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(155,794,367)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,694,620	$2,392,153
Net realized gain (loss) on investment transactions	(62,623,210)	39,147,557
Net change in unrealized appreciation (depreciation) on investments	(95,865,777)	(2,270,242)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(155,794,367)	39,269,468

DISTRIBUTIONS	(41,539,710)	(3,855,928)

FUND SHARE TRANSACTIONS:
Fund share sold [11,679,429 and 21,433,733 shares, respectively]	117,635,056	264,217,828
Fund share issued in reinvestment of distributions [4,040,828 and 307,490 shares, respectively]	41,539,710	3,855,928
Fund share repurchased [40,308,072 and 8,994,108 shares, respectively]	(399,723,081)	(108,406,398)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(240,548,315)	159,667,358

TOTAL INCREASE (DECREASE) IN NET ASSETS	(437,882,392)	195,080,898
NET ASSETS:
Beginning of year	573,225,036	378,144,138

End of year	$135,342,644	$573,225,036

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 92.0%
		Value
COMMON STOCKS	Shares	(Note 2)

Agriculture — 0.7%
Bunge Ltd.(a)	19,200	$993,984

Airlines — 0.2%
UAL Corp.(a)	24,800	273,296

Automobile Manufacturers — 0.6%
Toyota Motor Corp., ADR (Japan)(a)	12,500	818,000

Automotive Parts — 1.1%
Autoliv, Inc. (Sweden)(a)	37,100	796,166
Magna International, Inc. (Class A Stock) (Canada)(a)	23,600	706,348

		1,502,514

Beverages — 1.8%
Coca-Cola Enterprises, Inc.	86,800	1,044,204
Molson Coors Brewing Co. (Class B Stock)	11,200	547,904
Pepsi Bottling Group, Inc.(a)	44,500	1,001,695

		2,593,803

Biotechnology — 1.0%
Amgen, Inc.*	23,500	1,357,125

Broadcasting — 0.7%
CBS Corp. (Class B Stock)	117,700	963,963

Chemicals — 0.7%
E.I. du Pont de Nemours & Co.	8,900	225,170
Eastman Chemical Co.	23,100	732,501

		957,671

Clothing & Apparel — 0.2%
Jones Apparel Group, Inc.	46,900	274,834

Computer Hardware — 0.9%
Lexmark International, Inc. (Class A Stock)*(a)	36,200	973,780
Western Digital Corp.*	29,600	338,920

		1,312,700

Conglomerates — 1.2%
Altria Group, Inc.	110,100	1,658,106

Consumer Products & Services — 5.5%
Black & Decker Corp. (The)(a)	19,500	815,295
Johnson & Johnson	65,300	3,906,899
Procter & Gamble Co.	48,522	2,999,630

		7,721,824

Containers & Packaging — 0.9%
Owens-Illinois, Inc.*	46,300	1,265,379

Distribution/Wholesale — 0.5%
Ingram Micro, Inc. (Class A Stock)*	51,100	684,229

Diversified Operations — 0.2%
Tyco International Ltd. (Bermuda)	12,200	263,520

Electric — 0.9%
Dominion Resources, Inc.	23,100	827,904
Reliant Energy, Inc.*	84,500	488,410

		1,316,314

Electronic Components & Equipment — 3.3%
General Electric Co.	284,100	4,602,420
Sanmina-SCI Corp.*(a)	79,700	37,459

		4,639,879

Electronics — 0.5%
AU Optronics Corp., ADR (Taiwan)(a)	87,100	668,928
Vishay Intertechnology, Inc.*(a)	5,900	20,178

		689,106

Entertainment & Leisure — 1.6%
Time Warner, Inc.(a)	189,400	1,905,364
Walt Disney Co. (The)	18,300	415,227

		2,320,591

Environmental Control — 0.9%
Republic Services, Inc.	48,600	1,204,794

Financial – Bank & Trust — 6.1%
Bank of America Corp.	207,500	2,921,600
Deutsche Bank AG (Germany)(a)	16,500	671,385
Discover Financial Services	15,800	150,574
Fifth Third BanCorp.	95,200	786,352
SunTrust Banks, Inc.(a)	17,700	522,858
U.S. BanCorp.	35,200	880,352
Wells Fargo & Co.(a)	87,600	2,582,448

		8,515,569

Financial Services — 6.8%
Citigroup, Inc.(a)	217,800	1,461,438
Goldman Sachs Group, Inc. (The)	20,900	1,763,751
JPMorgan Chase & Co.	156,200	4,924,986
Morgan Stanley(a)	83,200	1,334,528

		9,484,703

Food — 2.7%
ConAgra Foods, Inc.	67,200	1,108,800
J.M. Smucker Co. (The)	1,271	55,111
Kroger Co. (The)	60,000	1,584,600
Safeway, Inc.	13,100	311,387
SUPERVALU, Inc.	12,600	183,960
Tyson Foods, Inc. (Class A Stock)	65,400	572,904

		3,816,762

Home Builders — 0.7%
Centex Corp.	37,200	395,808
KB Home(a)	39,000	531,180

		926,988

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Insurance — 8.0%
ACE Ltd. (Switzerland)	32,000	$1,693,440
Allstate Corp. (The)	56,000	1,834,560
American International Group, Inc.(a)	156,200	245,234
Fidelity National Financial, Inc. (Class A Stock)	76,700	1,361,425
Genworth Financial, Inc. (Class A Stock)	96,800	273,944
Hartford Financial Service Group, Inc. (The)(a)	23,800	390,796
MetLife, Inc.	41,200	1,436,232
PartnerRe Ltd. (Bermuda)(a)	6,200	441,874
Travelers Cos., Inc. (The)	41,200	1,862,240
Unum Group	73,700	1,370,820
XL Capital Ltd. (Class A Stock) (Bermuda)	67,100	248,270

		11,158,835

Machinery & Equipment — 0.3%
Caterpillar, Inc.(a)	8,700	388,629

Media — 0.4%
News Corp. (Class A Stock)	69,000	627,210

Medical Supplies & Equipment — 0.3%
McKesson Corp.	10,800	418,284

Movies & Entertainment — 0.4%
Viacom, Inc. (Class B Stock)*	30,200	575,612

Oil & Gas — 19.6%
Apache Corp.	23,900	1,781,267
BP PLC, ADR (United Kingdom)(a)	34,000	1,589,160
Chevron Corp.	70,800	5,237,076
ConocoPhillips	71,100	3,682,980
Devon Energy Corp.	30,700	2,017,297
Exxon Mobil Corp.	117,000	9,340,110
Occidental Petroleum Corp.	18,500	1,109,815
Royal Dutch Shell PLC, ADR (Netherlands)(a)	27,900	1,477,026
Sunoco, Inc.(a)	13,400	582,364
Valero Energy Corp.	33,600	727,104

		27,544,199

Pharmaceuticals — 9.2%
Cardinal Health, Inc.	26,400	910,008
Merck & Co., Inc.	96,500	2,933,600
Pfizer, Inc.	330,000	5,844,300
Sanofi-Aventis SA, ADR (France)(a)	40,900	1,315,344
Schering-Plough Corp.	56,500	962,195
Wyeth	26,700	1,001,517

		12,966,964

Printing & Publishing — 0.4%
Gannett Co., Inc.	63,700	509,600

Retail & Merchandising — 3.2%
Gap, Inc. (The)	80,000	1,071,200
Home Depot, Inc. (The)	87,200	2,007,344
JC Penney Co., Inc.	24,200	476,740
Macy’s, Inc.	61,200	633,420
Wal-Mart Stores, Inc.	4,400	246,664

		4,435,368

Telecommunications — 8.0%
AT&T, Inc.	202,100	5,759,850
Corning, Inc.	68,300	650,899
Motorola, Inc.	164,800	730,064
Nokia OYJ, ADR (Finland)(a)	47,300	737,880
Sprint Nextel Corp.*	347,600	636,108
Telefonaktiebolaget LM Ericsson, ADR (Sweden)	105,800	826,298
Verizon Communications, Inc.	56,100	1,901,790

		11,242,889

Tobacco — 1.6%
Philip Morris International, Inc.	26,000	1,131,260
Reynolds American, Inc.	28,200	1,136,742

		2,268,002

Utilities — 0.9%
Wisconsin Energy Corp.	30,700	1,288,786

TOTAL LONG-TERM INVESTMENTS
(cost $214,552,757)		128,980,032

SHORT-TERM INVESTMENT —16.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $23,718,859; includes $22,388,157 of cash collateral for securities on loan)(b)(w) (Note 4)	23,718,859	23,718,859

TOTAL INVESTMENTS — 108.9%
(cost $238,271,616)		152,698,891
Liabilities in excess of other assets —(8.9)%		(12,473,936)

NET ASSETS — 100.0%		$140,224,955

The following abbreviation is used in Portfolio descriptions:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $21,614,620; cash collateral of $22,388,157 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.
Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$152,698,891	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$152,698,891	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Oil & Gas	19.6%
Affiliated Money Market Mutual Fund (16.0% represents investments purchased with collateral from securities on loan)	16.9
Pharmaceuticals	9.2
Telecommunications	8.0
Insurance	8.0
Financial Services	6.8
Financial – Bank & Trust	6.1
Consumer Products & Services	5.5
Electronic Components & Equipment	3.3
Retail & Merchandising	3.2
Food	2.7
Beverages	1.8
Entertainment & Leisure	1.6
TobacCo.	1.6
Conglomerates	1.2
Automotive Parts	1.1
Biotechnology	1.0
Electric	0.9
Computer Hardware	0.9
Utilities	0.9
Containers & Packaging	0.9
Environmental Control	0.9
Agriculture	0.7
Broadcasting	0.7
Chemicals	0.7
Home Builders	0.7
Automobile Manufacturers	0.6
Electronics	0.5
Distribution/Wholesale	0.5
Media	0.4
Movies & Entertainment	0.4
Printing & Publishing	0.4
Medical Supplies & Equipment	0.3
Machinery & Equipment	0.3
Clothing & Apparel	0.2
Airlines	0.2
Diversified Operations	0.2

108.9
Liabilities in excess of other assets	(8.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $21,614,620:
Unaffiliated investments (cost $214,552,757)	$128,980,032
Affiliated investments (cost $23,718,859)	23,718,859
Cash	180,345
Receivable for fund share sold	7,750,861
Receivable for investments sold	1,715,398
Dividends and interest receivable	398,631
Prepaid expenses	4,068

Total Assets	162,748,194

LIABILITIES:
Payable to broker for collateral for securities on loan	22,388,157
Accrued expenses and other liabilities	47,337
Advisory fees payable	35,747
Payable for investments purchased	28,577
Payable for fund share repurchased	22,717
Shareholder servicing fees payable	704

Total Liabilities	22,523,239

NET ASSETS	$140,224,955

Net assets were comprised of:
Paid-in capital	$237,735,466
Retained earnings	(97,510,511)

Net assets, December 31, 2008	$140,224,955

Net asset value and redemption price per share, $140,224,955 / 22,253,301 outstanding shares of beneficial interest	$6.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $78,890 foreign withholding tax)	$8,028,310
Affiliated income from securities lending, net	243,659
Affiliated dividend income	78,395

8,350,364

EXPENSES
Advisory fees	1,861,969
Shareholder servicing fees and expenses	202,204
Custodian and accounting fees	77,000
Loan interest expense (Note 7)	37,135
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Shareholders’ reports	15,000
Trustees’ fees	13,000
Legal fees and expenses	9,000
Insurance expenses	6,000
Miscellaneous	8,861

Total expenses	2,267,169

NET INVESTMENT INCOME	6,083,195

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(16,629,899)
Net change in unrealized appreciation (depreciation) on investments	(118,517,111)

NET LOSS ON INVESTMENTS	(135,147,010)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(129,063,815)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,083,195	$8,469,315
Net realized gain (loss) on investment transactions	(16,629,899)	30,360,266
Net change in unrealized appreciation (depreciation) on investments	(118,517,111)	(55,481,977)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(129,063,815)	(16,652,396)

DISTRIBUTIONS	(38,829,581)	(25,476,799)

FUND SHARE TRANSACTIONS:
Fund share sold [4,772,218 and 5,371,844 shares, respectively]	41,262,343	76,645,054
Fund share issued in reinvestment of distributions [4,015,468 and 2,030,024 shares, respectively]	38,829,581	25,476,799
Fund share repurchased [17,258,558 and 9,577,488 shares, respectively]	(158,301,750)	(132,774,796)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(78,209,826)	(30,652,943)

TOTAL DECREASE IN NET ASSETS	(246,103,222)	(72,782,138)
NET ASSETS:
Beginning of year	386,328,177	459,110,315

End of year	$140,224,955	$386,328,177

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 96.6%

COMMON STOCKS		Value
	Shares	(Note 2)

Aerospace & Defense — 9.2%
Goodrich Corp.	452,600	$16,755,252
Honeywell International, Inc.	500,300	16,424,849
L-3 Communications Holdings, Inc.	413,500	30,508,030
Raytheon Co.	645,500	32,946,320
United Technologies Corp.	73,200	3,923,520

		100,557,971

Automotive Parts & Equipment — 0.6%
WABCO Holdings, Inc.	410,560	6,482,742

Biotechnology — 1.6%
Biogen Idec, Inc.*(a)	357,540	17,029,630

Chemicals — 1.6%
CF Industries Holdings, Inc.	146,000	7,177,360
Eastman Chemical Co.	184,500	5,850,495
FMC Corp.	92,890	4,154,970

		17,182,825

Commercial Services — 0.2%
Brink’s Home Security Holdings, Inc.*	79,700	1,747,024

Computers — 0.3%
Hewlett-Packard Co.	85,000	3,084,650

Distribution/Wholesale — 0.8%
WESCO International, Inc.*	468,900	9,016,947

Diversified Financial Services — 2.9%
Ameriprise Financial, Inc.	398,270	9,303,587
BlackRock, Inc.(a)	92,600	12,422,290
Invesco Ltd. (Bermuda)(a)	188,000	2,714,720
TD Ameritrade Holding Corp.*	482,490	6,875,483

		31,316,080

Diversified Machinery — 1.9%
AGCO Corp.*(a)	351,400	8,289,526
Cummins, Inc.	459,400	12,279,762

		20,569,288

Diversified Manufacturer — 0.2%
Brink’s Co. (The)	72,600	1,951,488

Diversified Telecommunication Services — 0.4%
CenturyTel, Inc.	148,700	4,063,971

Electric — 1.8%
Entergy Corp.	234,480	19,492,322

Electronic Components & Equipment — 0.3%
Hubbell, Inc. (Class B Stock)	110,400	3,607,872

Engineering & Construction — 1.5%
Fluor Corp.(a)	374,000	16,781,380

Food & Staples Retailing — 0.3%
Safeway, Inc.	162,100	3,853,117

Healthcare Providers & Services — 2.4%
Aetna, Inc.	925,500	26,376,750

Healthcare Services — 0.8%
Cigna Corp.	535,100	9,016,435

Home Builders — 0.8%
D.R. Horton, Inc.(a)	511,500	3,616,305
NVR, Inc.*	7,420	3,385,375
Pulte Homes, Inc.	135,880	1,485,168

		8,486,848

Insurance — 12.8%
ACE Ltd. (Switzerland)	573,350	30,341,682
Arch Capital Group Ltd. (Bermuda)*	397,760	27,882,976
AXIS Capital Holdings Ltd. (Bermuda)	1,401,460	40,810,515
Loews Corp.	873,530	24,677,223
MetLife, Inc.(a)	105,900	3,691,674
RenaissanceRe Holdings Ltd. (Bermuda)(a)	242,100	12,482,676

		139,886,746

Internet — 0.9%
F5 Networks, Inc.*(a)	410,400	9,381,744

Iron & Steel — 0.3%
AK Steel Holding Corp.	399,100	3,719,612

IT Services — 7.4%
Accenture Ltd. (Class A Stock) (Bermuda)(a)	937,220	30,731,444
Alliance Data Systems Corp.*(a)	451,910	21,027,372
SAIC, Inc.*	1,514,498	29,502,421

		81,261,237

Machinery & Equipment — 1.0%
Joy Global, Inc.	461,700	10,568,313

Media — 3.8%
DIRECTV Group, Inc. (The)*(a)	159,700	3,658,727
DISH Network Corp. (Class A Stock)*	845,000	9,371,050
News Corp. (Class A Stock)	331,900	3,016,971
Omnicom Group, Inc.	268,250	7,221,290
Time Warner, Inc.(a)	1,850,000	18,611,000

		41,879,038

Medical Supplies & Equipment — 0.5%
Varian Medical Systems, Inc.*(a)	147,400	5,164,896

Metal Fabricate/Hardware — 0.4%
Timken Co.(a)	214,900	4,218,487

Oil & Gas — 7.9%
Apache Corp.	274,000	20,421,220
Devon Energy Corp.	245,000	16,098,950
Noble Corp. (Cayman Islands)	417,920	9,219,315
Occidental Petroleum Corp.	680,400	40,817,196

		86,556,681

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Oil & Gas Services — 3.1%
Baker Hughes, Inc.	702,110	$22,516,668
Cameron International Corp.*	564,040	11,562,820

		34,079,488

Oil, Gas and Consumable Fuels — 9.1%
ConocoPhillips	311,000	16,109,800
Exxon Mobil Corp.	339,900	27,134,217
Marathon Oil Corp.	508,800	13,920,768
Total SA, ADR (France)(a)	481,840	26,645,752
Valero Energy Corp.	729,300	15,782,052

		99,592,589

Pharmaceuticals — 10.8%
Eli Lilly & Co.	714,200	28,760,834
Forest Laboratories, Inc.*	395,020	10,061,159
Merck & Co., Inc.	544,500	16,552,800
Novartis AG, ADR (Switzerland)	447,000	22,242,720
Schering-Plough Corp.	776,700	13,227,201
Wyeth	733,270	27,504,958

		118,349,672

Semiconductors — 0.6%
Analog Devices, Inc.	192,300	3,657,546
Applied Materials, Inc.(a)	277,390	2,809,961

		6,467,507

Semiconductors & Semiconductor Equipment — 0.2%
Integrated Device Technology, Inc.*	300,000	1,683,000

Software — 3.0%
Adobe Systems, Inc.*	375,500	7,994,395
Symantec Corp.*(a)	1,818,800	24,590,176

		32,584,571

Telecommunications — 2.1%
Juniper Networks, Inc.*(a)	93,780	1,642,088
Qwest Communications International, Inc.(a)	5,341,500	19,443,060
Sprint Nextel Corp.*	898,000	1,643,340

		22,728,488

Tobacco — 5.1%
Lorillard, Inc.	589,000	33,190,150
Philip Morris International, Inc.	530,100	23,064,651

		56,254,801

TOTAL LONG-TERM INVESTMENTS
(cost $1,249,209,719)		1,054,994,210

SHORT-TERM INVESTMENT — 13.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $143,138,469; includes $121,459,256 of cash collateral for securities on loan)(b)(w) (Note 4)	143,138,469	143,138,469

TOTAL INVESTMENTS — 109.7%
(cost $1,392,348,188)		1,198,132,679
Liabilities in excess of other assets — (9.7)%		(105,846,847)

NET ASSETS — 100.0%		$1,092,285,832

The following abbreviation is used in Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $115,973,204; cash collateral of $121,459,256 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$1,198,132,679	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$1,198,132,679	—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (11.1% represents investments purchased with collateral from securities on loan)	13.1%
Insurance	12.8
Pharmaceuticals	10.8
Aerospace & Defense	9.2
Oil, Gas and Consumable Fuels	9.1
Oil & Gas	7.9
IT Services	7.4
Tobacco	5.1
Media	3.8
Oil & Gas Services	3.1
Software	3.0
Diversified Financial Services	2.9
Healthcare Providers & Services	2.4
Telecommunications	2.1
Diversified Machinery	1.9
Electric	1.8
Chemicals	1.6
Biotechnology	1.6
Engineering & Construction	1.5
Machinery & Equipment	1.0
Internet	0.9
Distribution/Wholesale	0.8
Healthcare Services	0.8
Home Builders	0.8
Automotive Parts & Equipment	0.6
Semiconductors	0.6
Medical Supplies & Equipment	0.5
Metal Fabricate/Hardware	0.4
Diversified Telecommunication Services	0.4
Food & Staples Retailing	0.3
Iron & Steel	0.3
Electronic Components & Equipment	0.3
Computers	0.3
Diversified Manufacturers	0.2
Commercial Services	0.2
Semiconductors & Semiconductor Equipment	0.2

109.7
Liabilities in excess of other assets	(9.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $115,973,204:
Unaffiliated investments (cost $1,249,209,719)	$1,054,994,210
Affiliated investments (cost $143,138,469)	143,138,469
Cash	4,373,080
Receivable for fund share sold	10,296,887
Dividends and interest receivable	1,954,677
Prepaid expenses	25,358

Total Assets	1,214,782,681

LIABILITIES:
Payable to broker for collateral for securities on loan	121,459,256
Payable for investments purchased	559,892
Advisory fees payable	316,515
Accrued expenses and other liabilities	142,471
Payable for fund share repurchased	13,517
Shareholder servicing fees payable	5,198

Total Liabilities	122,496,849

NET ASSETS	$1,092,285,832

Net assets were comprised of:
Paid-in capital	$1,917,552,508
Retained earnings	(825,266,676)

Net assets, December 31, 2008	$1,092,285,832

Net asset value and redemption price per share, $1,092,285,832 / 87,830,426 outstanding shares of beneficial interest	$12.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $836,245 foreign withholding tax)	$49,450,543
Affiliated dividend income	1,720,629
Affiliated income from securities lending, net	1,630,027

52,801,199

EXPENSES
Advisory fees	17,283,384
Shareholder servicing fees and expenses	1,725,476
Custodian and accounting fees	398,000
Loan interest expense (Note 7)	88,373
Trustees’ fees	48,000
Insurance expenses	33,000
Legal fees and expenses	19,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Shareholders’ reports	11,000
Miscellaneous	21,642

Total expenses	19,664,875

NET INVESTMENT INCOME	33,136,324

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(654,246,546)
Net change in unrealized appreciation (depreciation) on investments	(481,128,509)

NET LOSS ON INVESTMENTS	(1,135,375,055)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,102,238,731)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$33,136,324	$44,233,558
Net realized gain (loss) on investment transactions	(654,246,546)	292,577,147
Net change in unrealized appreciation (depreciation) on investments	(481,128,509)	(177,789,144)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,102,238,731)	159,021,561

DISTRIBUTIONS	(336,810,705)	(147,026,134)

FUND SHARE TRANSACTIONS:
Fund share sold [44,372,092 and 48,731,100 shares, respectively]	793,384,038	1,177,508,878
Fund share issued in reinvestment of distributions [18,176,509 and 6,222,012 shares, respectively]	336,810,705	147,026,134
Fund share repurchased [122,069,691 and 35,497,149 shares, respectively]	(2,079,165,195)	(862,113,748)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(948,970,452)	462,421,264

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,388,019,888)	474,416,691
NET ASSETS:
Beginning of year	3,480,305,720	3,005,889,029

End of year	$1,092,285,832	$3,480,305,720

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.9%

COMMON STOCKS		Value
	Shares	(Note 2)

Aerospace — 2.9%
Boeing Co. (The)	20,807	$887,835
General Dynamics Corp.	5,618	323,541
Lockheed Martin Corp.	12,749	1,071,936
Northrop Grumman Corp.	37,849	1,704,719
Raytheon Co.	4,290	218,961

		4,206,992

Airlines — 0.1%
Southwest Airlines Co.	13,015	112,189

Automobile Manufacturers
Ford Motor Co.*(a)	20,542	47,041

Automotive Parts
Magna International, Inc. (Class A Stock) (Canada)	1,095	32,773

Beverages — 1.5%
Coca-Cola Co. (The)	8,061	364,922
Coca-Cola Enterprises, Inc.	35,083	422,049
Constellation Brands, Inc. (Class A Stock)*(a)	9,043	142,608
Molson Coors Brewing Co. (Class B Stock)	15,832	774,501
Pepsi Bottling Group, Inc.(a)	15,038	338,505
PepsiCo, Inc.	2,470	135,282

		2,177,867

Biotechnology — 1.9%
Amgen, Inc.*	48,300	2,789,325

Broadcasting — 0.5%
CBS Corp. (Class B Stock) (Class B Stock)	92,285	755,814

Building Materials — 0.1%
Masco Corp.	10,624	118,245

Business Services — 1.4%
Accenture Ltd. (Class A Stock)	53,277	1,746,953
MasterCard, Inc. (Class A Stock)	1,479	211,393

		1,958,346

Cable Television — 0.7%
Comcast Corp. (Class A Stock)	55,660	939,541

Capital Markets — 0.3%
Schwab, (Charles) Corp. (The)	25,325	409,505

Chemicals — 1.2%
CF Industries Holdings, Inc.	3,232	158,885
Dow Chemical Co. (The)	9,759	147,263
DuPont, (E.I.) de Nemours & Co.	32,675	826,678
Methanex Corp. (Canada)(a)	7,367	82,805
Terra Industries, Inc.	26,439	440,738

		1,656,369

Clothing & Apparel — 0.4%
Jones Apparel Group, Inc.	56,836	333,059
Polo Ralph Lauren Corp.	4,830	219,330
VF Corp.(a)	1,417	77,609

		629,998

Commercial Banks — 0.1%
Cullen/Frost Bankers, Inc.	1,765	89,450

Computer Hardware — 4.2%
Apple, Inc.*	9,020	769,857
EMC Corp.*	18,646	195,224
Hewlett-Packard Co.	53,081	1,926,309
International Business Machines Corp.	32,888	2,767,854
Western Digital Corp.*	37,944	434,459

		6,093,703

Computer Services & Software — 3.2%
Computer Sciences Corp.*(a)	50,312	1,767,964
Microsoft Corp.(a)	128,692	2,501,772
Sybase, Inc.*(a)	11,902	294,813

		4,564,549

Conglomerates — 0.9%
Altria Group, Inc.	65,799	990,933
Philip Morris International, Inc.	6,865	298,696

		1,289,629

Construction — 0.6%
Fluor Corp.(a)	3,322	149,058
NVR, Inc.*	1,446	659,738

		808,796

Consumer Products & Services — 8.7%
Clorox Co.	7,206	400,366
Colgate-Palmolive Co.	2,200	150,788
Hasbro, Inc.	57,939	1,690,081
Johnson & Johnson	67,876	4,061,021
Kimberly-Clark Corp.	37,039	1,953,437
Procter & Gamble Co.	47,877	2,959,756
Rent-A-Center, Inc.*	14,482	255,607
Reynolds American, Inc.	22,742	916,730
Tupperware Brands Corp.(a)	2,789	63,310
Universal Corp.	253	7,557

		12,458,653

Diversified Financial Services — 0.1%
BlackRock, Inc.(a)	1,172	157,224

Diversified Operations
Walter Industries, Inc.	233	4,080

Diversified Telecommunication Services — 0.3%
Qwest Communications International, Inc.(a)	113,566	413,380

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Electronic Components & Equipment — 2.8%
Celestica, Inc.*	90,541	$417,394
Duke Energy Corp.	3,826	57,428
Eastman Kodak Co.	13,539	89,087
Emerson Electric Co.	14,786	541,315
General Electric Co.	150,792	2,442,830
Harman International Industries, Inc.	3,160	52,867
Parker Hannifin Corp.	8,505	361,803

		3,962,724

Energy – Oil Services — 0.1%
Oil States International, Inc.*	4,661	87,114

Entertainment & Leisure — 1.3%
Walt Disney Co. (The)	74,946	1,700,525
WMS Industries, Inc.*(a)	5,170	139,073

		1,839,598

Environmental Services
Republic Services, Inc.	1,097	27,195

Farming & Agriculture — 0.8%
Bunge Ltd. (Bermuda)(a)	21,621	1,119,319

Financial – Bank & Trust — 4.2%
Bank of America Corp.	66,766	940,065
Bank of Montreal (Canada)	2,255	57,931
BB&T Corp.(a)	4,719	129,584
Discover Financial Services LLC	25,240	240,537
International Bancshares Corp.	11,293	246,526
New York Community Bankcorp, Inc.	10,560	126,298
Northern Trust Corp.(a)	7,686	400,748
Regions Financial Corp.	1,853	14,750
State Street Corp.	5,079	199,757
SunTrust Banks, Inc.(a)	7,881	232,805
U.S. Bancorp	47,549	1,189,201
Wells Fargo & Co.(a)	67,209	1,981,321
Zions Bancorp(a)	9,500	232,845

		5,992,368

Financial – Brokerage — 0.3%
American Capital Ltd.	3,174	10,284
Janus Capital Group, Inc.	13,292	106,735
NYSE Euronext, Inc.	12,101	331,325

		448,344

Financial Services — 4.4%
Bank of New York Mellon (The)	28,735	814,062
Broadridge Financial Solutions, Inc.	1,211	15,186
Capital One Financial Corp.	14,940	476,436
Citigroup, Inc.(a)	96,084	644,724
Federated Investors, Inc. (Class B Stock)(a)	1,233	20,912
Goldman Sachs Group, Inc. (The)	1,940	163,717
JPMorgan Chase & Co.	69,162	2,180,678
Merrill Lynch & Co., Inc.	55,816	649,698
Morgan Stanley(a)	23,816	382,009
PNC Financial Services Group, Inc.(a)	3,149	154,301
Raymond James Financial, Inc.	22,852	391,455
Royal Bank of Canada (Canada)	10,754	318,964
Sun Life Financial, Inc. (Canada)	1,871	43,295
T. Rowe Price Group, Inc.	3,985	141,228

		6,396,665

Food — 1.3%
Archer-Daniels-Midland Co.	10,850	312,806
H.J. Heinz Co.	1,343	50,497
Kellogg Co.	2,938	128,831
Kraft Foods, Inc. (Class A Stock)	15,482	415,692
Safeway, Inc.	21,416	509,058
Smucker, (J.M.) Co. (The)	8,545	370,511
Tyson Foods, Inc. (Class A Stock)	14,448	126,564

		1,913,959

Healthcare Services — 0.6%
AMERIGROUP Corp.*(a)	26,645	786,560
WellPoint, Inc.*	3,482	146,697

		933,257

Industrial Products — 0.1%
Dover Corp.	3,765	123,944

Insurance — 4.0%
ACE Ltd. (Switzerland)(a)	31,538	1,668,991
American Financial Group, Inc.	15,585	356,585
Arch Capital Group Ltd. (Bermuda)*	3,873	271,497
Aspen Insurance Holdings Ltd. (Bermuda)	53,441	1,295,944
AXIS Capital Holdings Ltd.	15,338	446,643
Endurance Specialty Holdings Ltd. (Bermuda)	1,216	37,124
Genworth Financial, Inc. (Class A Stock)	6,402	18,118
Lincoln National Corp.	988	18,614
Principal Financial Group, Inc.(a)	56,519	1,275,634
Travelers Cos., Inc. (The)	6,176	279,155
Unum Group	2,092	38,911

		5,707,216

Internet Services — 1.6%
Cisco Systems, Inc.*	71,667	1,168,172
Google, Inc. (Class A Stock)*	2,401	738,668
IAC InteractiveCorp.*	18,162	285,688
Yahoo!, Inc.*	14,907	181,865

		2,374,393

Machinery & Equipment — 1.0%
Caterpillar, Inc.(a)	23,347	1,042,911
Manitowoc Co., Inc. (The)	16,132	139,703
Mueller Water Products, Inc. (Class A Stock)(a)	26,441	222,104
Snap-on, Inc.(a)	2,711	106,759

		1,511,477

Medical Supplies & Equipment — 1.6%
Baxter International, Inc.	17,197	921,587
Becton, Dickinson and Co.	19,795	1,353,780

		2,275,367

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Metals & Mining — 1.2%
Freeport-McMoRan Copper & Gold, Inc.	17,627	$430,804
Nucor Corp.	10,672	493,046
Reliance Steel & Aluminum Co.	1,087	21,675
Southern Copper Corp.(a)	28,648	460,087
United States Steel Corp.	7,906	294,103

		1,699,715

Miscellaneous Manufacturing — 0.3%
3M Co.	4,697	270,265
Honeywell International, Inc.	3,654	119,961

		390,226

Office Equipment — 0.9%
Lexmark International, Inc. (Class A Stock)*(a)	27,692	744,915
Xerox Corp.	63,050	502,508

		1,247,423

Oil & Gas — 15.0%
Apache Corp.	5,201	387,631
Chevron Corp.	58,460	4,324,286
ConocoPhillips	55,961	2,898,780
Devon Energy Corp.	5,949	390,909
Exxon Mobil Corp.	112,640	8,992,051
Hess Corp.	5,366	287,832
McMoRan Exploration Co.*(a)	17,150	168,070
Nicor, Inc.	4,678	162,514
Occidental Petroleum Corp.	37,322	2,238,947
Patterson-UTI Energy, Inc.(a)	17,568	202,208
Stone Energy Corp.*(a)	10,509	115,809
Sunoco, Inc.(a)	4,632	201,307
Valero Energy Corp.	36,841	797,239
W&T Offshore, Inc.	32,870	470,698

		21,638,281

Paper & Forest Products
International Paper Co.(a)	2,149	25,358

Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	68,561	1,594,043
Cephalon, Inc.*(a)	7,790	600,142
Eli Lilly & Co.	60,561	2,438,791
Express Scripts, Inc.*	3,132	172,197
King Pharmaceuticals, Inc.*	5,442	57,794
Pfizer, Inc.	216,884	3,841,016
Wyeth	1,303	48,876

		8,752,859

Printing & Publishing — 0.4%
Gannett Co., Inc.	11,803	94,424
RR Donnelley & Sons Co.	37,836	513,813

		608,237

Railroads — 0.8%
CSX Corp.	11,408	370,418
Norfolk Southern Corp.	10,557	496,707
Union Pacific Corp.(a)	5,593	267,345

		1,134,470

Real Estate Investment Trusts — 1.1%
Boston Properties, Inc.	1,274	70,070
CBL & Associates Properties, Inc.(a)	3,888	25,272
Equity Residential Properties Trust	2,095	62,473
Hospitality Properties Trust(a)	33,420	496,956
Host Hotels & Resorts, Inc.	27,895	211,165
HRPT Properties Trust(a)	30,632	103,230
Public Storage, Inc.	1,098	87,291
Simon Property Group, Inc.	9,740	517,486
Vornado Realty Trust	1,258	75,920

		1,649,863

Restaurants — 1.6%
McDonald’s Corp.	37,752	2,347,797

Retail & Merchandising — 5.7%
Best Buy Co., Inc.	4,031	113,311
BJ’s Wholesale Club, Inc.*(a)	4,417	151,326
Corn Products International, Inc.	8,477	244,561
Dollar Tree, Inc.*	1,739	72,690
Family Dollar Stores, Inc.	16,869	439,775
Gap, Inc. (The)	105,612	1,414,145
General Mills, Inc.	31,748	1,928,691
Kroger Co. (The)	22,843	603,284
Macy’s, Inc.	36,554	378,334
RadioShack Corp.	47,375	565,658
SUPERVALU, Inc.	4,771	69,657
Wal-Mart Stores, Inc.	37,473	2,100,736
Walgreen Co.(a)	5,693	140,446

		8,222,614

Retail – Automotive — 0.1%
AutoNation, Inc.*(a)	13,677	135,129

Semiconductors — 1.9%
Amkor Technology, Inc.*	96,003	209,287
Analog Devices, Inc.	2,083	39,619
Applied Materials, Inc.	11,192	113,375
Broadcom Corp. (Class A Stock)*(a)	11,124	188,774
Intel Corp.	96,770	1,418,648
Linear Technology Corp.	1,875	41,475
LSI Corp.*	143,123	470,875
Maxim Integrated Products, Inc.	3,943	45,029
Microchip Technology, Inc.(a)	5,009	97,826
Xilinx, Inc.(a)	7,792	138,853

		2,763,761

Software — 0.4%
Oracle Corp.*	34,791	616,844

Telecommunications — 4.9%
AT&T, Inc.	105,838	3,016,383
CenturyTel, Inc.	2,598	71,003
Embarq Corp.	3,414	122,767
Motorola, Inc.	95,026	420,965
Nortel Networks Corp. (Canada)*	1,622	422
Verizon Communications, Inc.	100,823	3,417,900

		7,049,440

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Tobacco — 0.3%
Lorillard, Inc.	8,096	$456,210

Transportation — 0.4%
Con-Way, Inc.(a)	886	23,568
Expeditors International of
Washington, Inc.	1,657	55,128
FedEx Corp.	2,772	177,824
Frontline Ltd.(a)	9,256	274,070

		530,590

Utilities — 3.6%
Edison International	45,439	1,459,501
EMCOR Group, Inc.*	42,468	952,557
Entergy Corp.	2,272	188,872
FPL Group, Inc.(a)	28,464	1,432,593
PG&E Corp.	3,713	143,730
Progress Energy, Inc.	6,759	269,346
Public Service Enterprise
Group, Inc.	9,519	277,669
Reliant Energy, Inc.*	75,624	437,107

		5,161,375

TOTAL LONG-TERM INVESTMENTS
(cost $176,688,561)		140,856,601

SHORT-TERM INVESTMENT — 13.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $19,292,920; includes
$19,292,920 of cash collateral for
securities on loan)(b)(w)(Note 4)	19,292,920	19,292,920

TOTAL INVESTMENTS — 111.3%
(cost $195,981,481)		160,149,521
Liabilities in excess of other assets(x) — (11.3)%		(16,246,257)

NET ASSETS — 100.0%		$143,903,264

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $18,984,360; cash collateral of $19,292,920 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

(x)	Liabilities in excess of other assets includes unrealized appreciation on futures contract as follows:

Futures contracts open at December 31, 2008:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2008	Appreciation

Long Positions:
30	S&P 500	Mar 09	$1,332,300	$1,350,150	$ 17,850(1)

(1)	Cash of $227,200 has been segregated with the broker to cover requirements for open futures contracts at December 31, 2008.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$160,149,521	$17,850
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$160,149,521	$17,850

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Oil & Gas	15.0%
Affiliated Money Market Mutual Fund
(13.4% represents investments purchased with collateral from securities on loan)	13.4
Consumer Products & Services	8.7
Pharmaceuticals	6.1
Retail & Merchandising	5.7
Telecommunications	4.9
Financial Services	4.4
Computer Hardware	4.2
Financial – Bank & Trust	4.2
Insurance	4.0
Utilities	3.6
Computer Services & Software	3.2
Aerospace	2.9
Electronic Components & Equipment	2.8
Biotechnology	1.9
Semiconductors	1.9
Internet Services	1.6
Restaurants	1.6
Medical Supplies & Equipment	1.6
Beverages	1.5
Business Services	1.4
Food	1.3
Entertainment & Leisure	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)

Metals & Mining	1.2%
Chemicals	1.2
Real Estate Investment Trusts	1.1
Machinery & Equipment	1.0
Conglomerates	0.9
Office Equipment	0.9
Railroads	0.8
Farming & Agriculture	0.8
Cable Television	0.7
Healthcare Services	0.6
Construction	0.6
Broadcasting	0.5
Clothing & Apparel	0.4
Software	0.4
Printing & Publishing	0.4
Transportation	0.4
Tobacco	0.3
Financial – Brokerage	0.3
Diversified Telecommunication Services	0.3
Capital Markets	0.3
Miscellaneous Manufacturing	0.3
Diversified Financial Services	0.1
Retail – Automotive	0.1
Industrial Products	0.1
Building Materials	0.1
Airlines	0.1
Commercial Banks	0.1
Energy – Oil Services	0.1

111.3
Liabilities in excess of other assets	(11.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities
on loan of $18,984,360:
Unaffiliated investments (cost $176,688,561)	$140,856,601
Affiliated investments (cost $19,292,920)	19,292,920
Cash	3,907,445
Deposit with broker	227,200
Receivable for investments sold	2,596,049
Receivable for fund share sold	778,662
Dividends and interest receivable	319,724
Due from broker-variation margin	17,850
Prepaid expenses	2,094

Total Assets	167,998,545

LIABILITIES:
Payable to broker for collateral for securities on loan	19,292,920
Payable for investments purchased	4,709,218
Advisory fees payable	47,305
Accrued expenses and other liabilities	44,591
Shareholder servicing fees payable	756
Payable for fund share repurchased	491

Total Liabilities	24,095,281

NET ASSETS	$143,903,264

Net assets were comprised of:
Paid-in capital	$237,116,888
Retained earnings	(93,213,624)

Net assets, December 31, 2008	$143,903,264

Net asset value and redemption price per share,
$143,903,264 / 14,604,602 outstanding shares
of beneficial interest	$9.85

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $22,115
foreign withholding tax)	$5,393,383
Affiliated income from securities lending, net	197,355
Unaffiliated interest income	28,970
Affiliated dividend income	4,228

5,623,936

EXPENSES
Advisory fees	1,621,162
Shareholder servicing fees and expenses	177,516
Custodian and accounting fees	83,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Trustees’ fees	14,000
Loan interest expense (Note 7)	12,941
Shareholders’ reports	10,000
Legal fees and expenses	6,000
Insurance expenses	5,000
Miscellaneous	8,042

Total expenses	1,974,661
Less: advisory fee waiver	(62,823)

Net expenses	1,911,838

NET INVESTMENT INCOME	3,712,098

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(27,009,979
Futures transactions	(768,327)

(27,778,306)

Net change in unrealized appreciation (depreciation) on:
Investments	(62,716,670)
Futures	63,695
Foreign currencies	413

(62,652,562)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(90,430,868)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(86,718,770)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,712,098	$4,711,291
Net realized gain (loss) on investment transactions	(27,778,306)	23,461,183
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(62,652,562)	(27,757,701)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(86,718,770)	414,773

DISTRIBUTIONS	(4,711,291)	(5,980,661)

FUND SHARE TRANSACTIONS:
Fund share sold [2,608,392 and 1,790,432 shares, respectively]	29,072,901	29,949,208
Fund share issued in reinvestment of distributions [336,281 and 388,355 shares, respectively]	4,711,291	5,980,661
Fund share repurchased [8,303,430 and 6,718,401 shares, respectively]	(105,682,441)	(108,091,803)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(71,898,249)	(72,161,934)

TOTAL DECREASE IN NET ASSETS	(163,328,310)	(77,727,822)
NET ASSETS:
Beginning of year	307,231,574	384,959,396

End of year	$143,903,264	$307,231,574

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 98.8%
		Value
AFFILIATED MUTUAL FUNDS	Shares	(Note 2)

AST AllianceBernstein Growth &
Income Portfolio	5,839,298	$72,640,861
AST DeAM Large-Cap Value
Portfolio	13,171,310	87,457,496
AST Federated Aggressive Growth
Portfolio	1,766,682	9,328,079
AST Global Real Estate Portfolio*	1,518,870	7,943,689
AST High Yield Portfolio	1,307,969	6,932,236
AST International Growth Portfolio	9,319,422	70,920,803
AST International Value Portfolio	6,370,324	71,283,928
AST Large-Cap Value Portfolio	12,627,715	129,560,352
AST Marsico Capital Growth
Portfolio	10,110,833	127,902,041
AST MFS Growth Portfolio	10,339,108	71,133,065
AST Mid-Cap Value Portfolio	1,221,607	8,697,844
AST Money Market Portfolio	17,941,832	17,941,832
AST Neuberger Berman Mid-Cap
Growth Portfolio*	681,112	8,711,417
AST Parametric Emerging Markets
Equity Portfolio*	1,726,572	8,494,734
AST PIMCO Total Return Bond
Portfolio	35,299,564	399,238,074
AST Small-Cap Growth Portfolio*	804,557	9,011,042
AST Small-Cap Value Portfolio	2,202,598	19,096,520
AST T. Rowe Price Global Bond
Portfolio	656,238	7,356,424
AST T. Rowe Price Large-Cap
Growth Portfolio	12,459,781	86,844,675
AST T. Rowe Price Natural
Resources Portfolio	459,420	8,251,181
AST Western Asset Core Plus
Bond Portfolio	10,597,953	100,150,659

TOTAL LONG-TERM INVESTMENTS(w)
(cost $1,620,403,237)		1,328,896,952

SHORT-TERM INVESTMENTS — 1.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 1.0%
Dryden Core Investment Fund –
Taxable Money Market Series(w)
(cost $14,130,835)	14,130,835	14,130,835

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills(k)(n)
0.05%	06/11/09	$45	44,973
0.10%	06/11/09	1,900	1,898,885
5.14%	03/19/09	100	99,990

TOTAL U.S. TREASURY OBLIGATIONS
(cost $2,044,129)	2,043,848

TOTAL SHORT-TERM INVESTMENTS
(cost $16,174,964)	16,174,683

TOTAL INVESTMENTS — 100.0%
(cost $1,636,578,201)	1,345,071,635
Liabilities in excess of other assets(x)	(415,029)

NET ASSETS — 100.0%	$1,344,656,606

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.
(x)	Liabilities in excess of other assets includes net unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2008:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Month	Date	2008	Appreciation

Long Positions:
71	10 Year U.S. Treasury Notes	Mar 09	$8,403,516	$8,928,250	$524,734
14	CAC 40 10 Euro	Jan 09	616,027	626,828	10,801
4	DAX Index	Mar 09	637,892	672,018	34,126
14	FTSE100 Index	Mar 09	872,472	883,643	11,171
29	Russell 2000	Mar 09	1,363,145	1,443,910	80,765
49	S&P 500	Mar 09	10,686,287	11,026,225	339,938
10	TOPIX Index	Mar 09	868,726	950,910	82,184

					$1,083,719

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$1,343,027,787	$1,083,719
Level 2 – Other Significant Observable Inputs	2,043,848	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$1,345,071,635	$1,083,719

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Core Bonds	29.7%
Large / Mid-Cap Value	27.4
Large / Mid-Cap Growth	16.7
Global Bonds	8.0
International Value	5.3
International Growth	5.3
Money Market	2.3
Small-Cap Value	1.4
Small-Cap Growth	1.4
Emerging Markets	0.6
Sector	0.6
Global Real Estate	0.6
High Yield	0.5
U.S. Treasury Obligations	0.2

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $1,634,534,072)	$1,343,027,787
Unaffiliated investments (cost $2,044,129)	2,043,848
Receivable for fund share sold	1,921,282
Due from broker-variation margin	81,423
Dividends and interest receivable	25,071
Prepaid expenses	17,052

Total Assets	1,347,116,463

LIABILITIES:
Payable for investments purchased	1,720,508
Payable to custodian	597,194
Accrued expenses and other liabilities	79,433
Advisory fees payable	62,476
Payable for fund share repurchased	246

Total Liabilities	2,459,857

NET ASSETS	$1,344,656,606

Net assets were comprised of:
Paid-in capital	$1,826,419,903
Retained earnings	(481,763,297)

Net assets, December 31, 2008	$1,344,656,606

Net asset value and redemption price per share, $1,344,656,606 / 163,481,909 outstanding shares of beneficial interest	$8.23

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$35,301,312
Unaffiliated interest income	750

35,302,062

EXPENSES
Advisory fees	2,462,934
Custodian and accounting fees	263,000
Transfer agent’s fees and expenses	19,000
Insurance expenses	1 9,000
Audit fee	18,000
Trustees’ fees	10,000
Legal fees and expenses	5,000
Shareholders’ reports	5,000
Loan interest expense (Note 7)	3,586
Miscellaneous	15,019

Total expenses	2,820,539

NET INVESTMENT INCOME	32,481,523

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(292,896,534))	(292,896,534)
Net capital gain distribution received (including affiliated $70,476,533)	70,476,533
Futures transactions	(1,408,122)
Foreign currency transactions	6,150

(223,821,973)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(359,894,887))	(359,895,168)
Futures	1,083,719

(358,811,449)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(582,633,422)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(550,151,899)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$32,481,523	$17,638,207
Net realized gain (loss) on investment and foreign currency transactions	(223,821,973)	62,456,010
Net change in unrealized appreciation (depreciation) on investments	(358,81 1,449)	24,499,808

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(550,151,899)	104,594,025

DISTRIBUTIONS	(80,094,217)	(7,457,826)

FUND SHARE TRANSACTIONS:
Fund share sold [120,974,556 and 67,823,750 shares, respectively]	1,187,786,195	788,217,692
Fund share issued in reinvestment of distributions [7,281,292 and 624,086 shares, respectively]	80,094,217	7,457,826
Fund share repurchased [99,275,799 and 4,799,349 shares, respectively]	(915,191,688)	(55,836,429)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	352,688,724	739,839,089

TOTAL INCREASE (DECREASE) IN NET ASSETS	(277,557,392)	836,975,288
NET ASSETS:
Beginning of year	1,622,213,998	785,238,710

End of year	$1,344,656,606	$1,622,213,998

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 98.7%
		Value
AFFILIATED MUTUAL FUNDS	Shares	(Note 2)

AST AllianceBernstein Growth &
Income Portfolio	16,817,771	$209,213,073
AST DeAM Large-Cap Value
Portfolio	36,724,645	243,851,643
AST Federated Aggressive Growth
Portfolio	4,919,559	25,975,273
AST Global Real Estate Portfolio*	4,342,907	22,713,401
AST High Yield Portfolio	1,705,458	9,038,928
AST International Growth Portfolio	26,242,043	199,701,947
AST International Value Portfolio	17,631,087	197,291,868
AST Large-Cap Value Portfolio	35,508,725	364,319,520
AST Marsico Capital Growth
Portfolio	28,762,438	363,844,844
AST MFS Growth Portfolio	29,196,838	200,874,243
AST Mid-Cap Value Portfolio	3,123,341	22,238,185
AST Money Market Portfolio	44,011,236	44,011,236
AST Neuberger Berman Mid-Cap
Growth Portfolio*	1,935,206	24,751,285
AST Parametric Emerging Markets
Equity Portfolio*	4,992,907	24,565,102
AST PIMCO Total Return Bond
Portfolio	50,101,345	566,646,207
AST Small-Cap Growth Portfolio*	2,295,828	25,713,271
AST Small-Cap Value Portfolio	6,157,856	53,388,615
AST T. Rowe Price Global Bond
Portfolio	148,644	1,666,298
AST T. Rowe Price Large-Cap
Growth Portfolio	35,137,866	244,910,926
AST T. Rowe Price Natural
Resources Portfolio	1,284,617	23,071,721
AST Western Asset Core Plus
Bond Portfolio	14,753,718	139,422,635

TOTAL LONG-TERM INVESTMENTS(w)
(cost $4,244,640,246)		3,007,210,221

SHORT-TERM INVESTMENTS — 1.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 1.0%
Dryden Core Investment Fund –
Taxable Money Market Series(w)
(cost $29,056,680)	29,056,680	29,056,680

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills(k)(n)
0.05%	03/19/09	$350	349,965
0.05%	06/11/09	105	104,939
0.10%	06/11/09	5,700	5,696,654

TOTAL U.S. TREASURY OBLIGATIONS
(cost $6,152,390)	6,151,558

TOTAL SHORT-TERM INVESTMENTS
(cost $35,209,070)	35,208,238

TOTAL INVESTMENTS — 99.9%
(cost $4,279,849,316)	3,042,418,459
Other assets in excess of liabilities(x) — 0.1%	2,968,865

NET ASSETS — 100.0%
$3,045,387,324

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(k)	Securities segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Other assets in excess of liabilities includes net unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2008:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Month	Date	2008	Appreciation

Long Positions:
99	10 Year U.S. Treasury Notes	Mar 09	$11,717,579	$12,449,250	$731,671
62	CAC 40 10 Euro	Jan 09	2,728,120	2,775,952	47,832
14	DAX Index	Mar 09	2,232,624	2,352,064	119,440
44	FTSE100 Index	Mar 09	2,742,054	2,777,163	35,109
98	Russell 2000	Mar 09	4,606,490	4,879,420	272,930
149	S&P 500	Mar 09	32,495,037	33,528,725	1,033,688
30	US Gulf Index Futures	Mar 09	2,606,177	2,852,730	246,553

					$2,487,223

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$3,036,266,901	$2,487,223
Level 2 – Other Significant Observable Inputs	6,151,558	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$3,042,418,459	$2,487,223

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Large / Mid-Cap Value	34.2%
Large / Mid-Cap Growth	20.7
Core Bonds	18.6
International Growth	6.6
International Value	6.5
Global Bonds	4.7
Money Market	2.4
Small-Cap Value	1.8
Small-Cap Growth	1.6
Emerging Markets	0.8
Sector	0.8
Global Real Estate	0.7
High Yield	0.3
U.S. Treasury Obligations	0.2

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $4,273,696,926)	$3,036,266,901
Unaffiliated investments (cost $6,152,390)	6,151,558
Cash	2,384,793
Receivable for fund share sold	2,543,026
Due from broker-variation margin	443,614
Prepaid expenses	52,691
Dividends and interest receivable	50,213

Total Assets	3,047,892,796

LIABILITIES:
Payable for investments purchased	2,277,163
Advisory fees payable	145,889
Accrued expenses and other liabilities	82,379
Payable for fund share repurchased	41

Total Liabilities	2,505,472

NET ASSETS	$3,045,387,324

Net assets were comprised of:
Paid-in capital	$4,764,134,206
Retained earnings	(1,718,746,882)

Net assets, December 31, 2008	$3,045,387,324

Net asset value and redemption price per share, $3,045,387,324 / 401,130,119 outstanding shares of beneficial interest	$7.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$84,815,146
Unaffiliated interest income	2,279

84,817,425

EXPENSES
Advisory fees	7,620,964
Custodian and accounting fees	500,000
Insurance expenses	79,000
Audit fee	26,000
Transfer agent’s fees and expenses	19,000
Loan interest expense (Note 7)	8,495
Trustees’ fees	8,000
Shareholders’ reports	8,000
Legal fees and expenses	7,000
Miscellaneous	47,412

Total expenses	8,323,871

NET INVESTMENT INCOME	76,493,554

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(847,120,997))	(847,120,997)
Net capital gain distribution received (including affiliated $292,128,295)	292,128,295
Futures transactions	(5,329,733)
Foreign currency transactions	25,633

(560,296,802)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(1,588,531,392))	(1,588,532,224)
Futures	2,487,223

(1,586,045,001)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(2,146,341,803)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,069,848,249)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$76,493,554	$50,128,012
Net realized gain (loss) on investment transactions	(560,296,802)	329,698,551
Net change in unrealized appreciation (depreciation) on investments	(1,586,045,001)	90,349,778

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,069,848,249)	470,176,341

DISTRIBUTIONS	(379,826,563)	(31,145,568)

FUND SHARE TRANSACTIONS:
Fund share sold [166,015,776 and 226,473,565 shares, respectively]	1,659,760,073	2,730,075,940
Fund share issued in reinvestment of distributions [34,846,474 and 2,519,868 shares, respectively]	379,826,563	31,145,568
Fund share repurchased [347,503,079 and 16,206,058 shares, respectively]	(3,360,207,613)	(190,208,930)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,320,620,977)	2,571,012,578

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,770,295,789)	3,010,043,351
NET ASSETS:
Beginning of year	6,815,683,113	3,805,639,762

End of year	$3,045,387,324	$6,815,683,113

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 100.3%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 90.4%
AST AllianceBernstein Growth & Income Portfolio	353,602	$4,398,814
AST DeAM Large-Cap Value Portfolio	786,730	5,223,885
AST Federated Aggressive Growth Portfolio	486,710	2,569,831
AST International Growth Portfolio	1,422,947	10,828,626
AST Large-Cap Value Portfolio	734,528	7,536,257
AST Marsico Capital Growth Portfolio	600,483	7,596,116
AST MFS Growth Portfolio	619,102	4,259,418
AST Mid-Cap Value Portfolio	78,435	558,459
AST Money Market Portfolio	3,665,869	3,665,869
AST Neuberger Berman Mid-Cap Growth Portfolio*	45,032	575,966
AST PIMCO Total Return Bond Portfolio	801,801	9,068,367
AST Small-Cap Growth Portfolio*	232,663	2,605,823
AST T. Rowe Price Large-Cap Growth Portfolio	746,717	5,204,616
AST Western Asset Core Plus Bond Portfolio	234,894	2,219,751

TOTAL AFFILIATED MUTUAL FUNDS (cost $73,116,159)(w)		66,311,798

COMMON STOCKS — 9.9%
Exchange Traded Funds
iPath Dow Jones-AIG Commodity Index Total Return*	32,113	1,132,304
iShares MSCI Emerging Markets Index Fund	88,410	2,207,598
iShares MSCI Hong Kong Index Fund	141,521	1,467,573
iShares S&P Global Technology Sector Index Fund	65,596	2,430,332

TOTAL COMMON STOCKS (cost $8,315,268)		7,237,807

TOTAL INVESTMENTS — 100.3% (cost $81,431,427)		73,549,605
Liabilities in excess of other assets — (0.3)%		(220,510)

NET ASSETS — 100.0%		$73,329,095

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$73,549,605	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$73,549,605	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Large / Mid-Cap Value	24.2%
Large / Mid-Cap Growth	24.0
Core Bonds	15.4
International Growth	14.8
Exchange Traded Funds	9.9
Small-Cap Growth	7.0
Money Market	5.0

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $73,116,159)	$66,311,798
Unaffiliated investments (cost $8,315,268)	7,237,807
Cash	1,361,165
Receivable for fund share sold	174,010
Dividends receivable	1,274
Prepaid expenses	818

Total Assets	75,086,872

LIABILITIES:
Payable for investments purchased	1,704,954
Accrued expenses and other liabilities	31,861
Advisory fees payable	15,510
Payable for fund share repurchased	5,452

Total Liabilities	1,757,777

NET ASSETS	$73,329,095

Net assets were comprised of:
Paid-in capital	$107,542,319
Retained earnings	(34,213,224)

Net assets, December 31, 2008	$73,329,095

Net asset value and redemption price per share, $73,329,095 / 9,849,719 outstanding shares of beneficial interest	$7.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$1,118,802
Unaffiliated dividend income	133,510

1,252,312

EXPENSES
Advisory fees	189,621
Custodian and accounting fees	36,000
Audit fee	26,000
Transfer agent’s fees and expenses	19,000
Shareholders’reports	11,000
Legal fees and expenses	8,000
Trustees’ fees	8,000
Loan interest expense (Note 7)	7,012
Miscellaneous	11,215

Total expenses	315,848
Less: advisory fee waiver and expense reimbursement	(55,901)

Net expenses	259,947

NET INVESTMENT INCOME	992,365

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions (including affiliated $(29,024,223))	(32,314,683)
Net capital gain distribution received (including affiliated $4,990,916))	4,990,916

(27,323,767)

Net change in unrealized appreciation (depreciation) on investments (including affiliated $(6,608,450)	(7,679,352)

NET LOSS ON INVESTMENTS	(35,003,119)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,010,754)

STATEMENT OF CHANGES IN NET ASSETS
		November 19, 2007*
	Year Ended	through
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$992,365	$56,778
Net realized gain (loss) on investment transactions	(27,323,767)	200,597
Net change in unrealized appreciation (depreciation) on investments	(7,679,352)	(202,470)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,010,754)	54,905

DISTRIBUTIONS	(257,375)	—

FUND SHARE TRANSACTIONS:
Fund share sold [20,894,617 and 1,748,633 shares, respectively]	198,682,946	19,199,858
Fund share issued in reinvestment of distributions [23,853 and 0 shares, respectively]	257,375	—
Fund share repurchased [12,243,523 and 573,861 shares, respectively]	(104,887,944)	(5,709,916)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	94,052,377	13,489,942

TOTAL INCREASE IN NET ASSETS	59,784,248	13,544,847
NET ASSETS:
Beginning of period	13,544,847	—

End of period	$73,329,095	$13,544,847

*	Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 100.6%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 90.7%
AST AllianceBernstein Growth & Income Portfolio	453,569	$5,642,401
AST DeAM Large-Cap Value Portfolio	1,005,282	6,675,074
AST Federated Aggressive Growth Portfolio	805,503	4,253,057
AST International Growth Portfolio	1,828,407	13,914,180
AST International Value Portfolio	243,883	2,729,050
AST Large-Cap Value Portfolio	945,130	9,697,038
AST Marsico Capital Growth Portfolio	772,742	9,775,189
AST MFS Growth Portfolio	794,991	5,469,541
AST Mid-Cap Value Portfolio	101,364	721,715
AST Money Market Portfolio	16,247,978	16,247,978
AST Neuberger Berman Mid-Cap Growth Portfolio*	58,038	742,311
AST PIMCO Total Return Bond Portfolio	2,914,464	32,962,593
AST Small-Cap Growth Portfolio*	384,885	4,310,709
AST T. Rowe Price Large-Cap Growth Portfolio	960,357	6,693,687
AST Western Asset Core Plus Bond Portfolio	857,135	8,099,927

TOTAL AFFILIATED MUTUAL FUNDS (cost $136,168,068)(w)		127,934,450

COMMON STOCKS — 9.9%
EXCHANGE TRADED FUNDS
iPath Dow Jones-AIG Commodity Index Total Return*	62,012	2,186,543
iShares MSCI Emerging Markets Index Fund	172,081	4,296,863
iShares MSCI Hong Kong Index Fund	272,535	2,826,188
iShares S&P Global Technology Sector Index Fund	126,385	4,682,564

TOTAL COMMON STOCKS (cost $15,581,866)		13,992,158

TOTAL INVESTMENTS — 100.6% (cost $151,749,934)		141,926,608
Liabilities in excess of other assets — (0.6)%		(886,725)

NET ASSETS — 100.0%		$141,039,883

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$141,926,608	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$141,926,608	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Core Bonds	23.4%
Large / Mid-Cap Value	20.0
Large / Mid-Cap Growth	12.2
Money Market	11.5
Exchange Traded Funds	9.9
International Growth	9.9
Small-Cap Growth	6.1
Global Bonds	5.7
International Value	1.9

100.6
Liabilities in excess of other assets	(0.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $136,168,068)	$127,934,450
Unaffiliated investments (cost $15,581,866)	13,992,158
Cash	3,637,578
Receivable for fund share sold	367,579
Dividends receivable	2,523
Prepaid expenses	886

Total Assets	145,935,174

—
LIABILITIES:
Payable for investments purchased	4,836,719
Accrued expenses and other liabilities	36,093
Advisory fees payable	22,413
Payable for fund share repurchased	66

Total Liabilities	4,895,291

NET ASSETS	$141,039,883

Net assets were comprised of:
Paid-in capital	$174,733,815
Retained earnings	(33,693,932)

Net assets, December 31, 2008	$141,039,883

Net asset value and redemption price per share, $141,039,883 / 19,386,061 outstanding shares of beneficial interest	$7.28

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$1,279,996
Unaffiliated dividend income	214,035

1,494,031

EXPENSES
Advisory fees	231,576
Custodian and accounting fees	40,000
Audit fee	26,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	11,000
Trustees’ fees	8,000
Legal fees and expenses	6,000
Loan interest expense (Note 7)	5,260
Miscellaneous	7,331

Total expenses	354,167
Less: advisory fee waiver and expense reimbursement	(40,028)

Net expenses	314,139

NET INVESTMENT INCOME	1,179,892

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions (including affiliated $(24,428,709))	(28,574,419)
Net capital gain distribution received (including affiliated $3,523,921)	3,523,921

(25,050,498)

Net change in unrealized appreciation (depreciation) on investments (including affiliated $(8,161,562))	(9,749,941)

NET LOSS ON INVESTMENTS	(34,800,439)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,620,547)

STATEMENT OF CHANGES IN NET ASSETS
		November 19, 2007*
	Year Ended	through
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,179,892	$44,694
Net realized gain (loss) on investment transactions	(25,050,498)	52,849
Net change in unrealized appreciation (depreciation) on investments	(9,749,941)	(73,385)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,620,547)	24,158

DISTRIBUTIONS	(97,543)	—

FUND SHARE TRANSACTIONS:
Fund share sold [31,617,283 and 879,236 shares, respectively]	266,733,368	8,823,977
Fund share issued in reinvestment of distributions [10,098 and 0 shares, respectively]	97,543	—
Fund share repurchased [13,026,708 and 93,848 shares, respectively]	(99,975,088)	(945,985)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	166,855,823	7,877,992

TOTAL INCREASE IN NET ASSETS	133,137,733	7,902,150
NET ASSETS:
Beginning of period	7,902,150	—

End of period	$141,039,883	$7,902,150

*	Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 92.6%
		Value
COMMON STOCKS	Shares	(Note 2)

Apartment — 13.6%
American Campus Communities, Inc., REIT	50,122	$1,026,499
Apartment Investment & Management Co. (Class A Stock), REIT	248,281	2,867,646
AvalonBay Communities, Inc., REIT	81,660	4,946,963
BRE Properties, Inc., REIT	38,035	1,064,219
Camden Property Trust, REIT	48,442	1,518,172
Education Realty Trust, Inc., REIT	42,241	220,498
Equity Residential Properties Trust, REIT	419,153	12,499,142
Essex Property Trust, Inc., REIT	50,557	3,880,250
UDR, Inc., REIT	166,590	2,297,276

		30,320,665

Diversified Operations — 6.9%
Corrections Corp. of America*	53,023	867,456
Forest City Enterprises, Inc. (Class A Stock)	21,225	142,208
Vornado Realty Trust, REIT	240,472	14,512,485

		15,522,149

Free Standing — 0.6%
National Retail Properties, Inc., REIT	79,722	1,370,421

HealthCare — 10.3%
HCP, Inc., REIT	223,257	6,199,847
Health Care REIT, Inc., REIT	92,479	3,902,614
Nationwide Health Properties, Inc., REIT	184,955	5,311,907
Omega Healthcare Investors, Inc., REIT	84,891	1,355,709
Ventas, Inc., REIT	184,861	6,205,784

		22,975,861

Hotels — 7.0%
Hospitality Properties Trust, REIT	312,778	4,651,009
Host Hotels & Resorts, Inc., REIT	1,010,832	7,651,998
Starwood Hotels & Resorts Worldwide, Inc	184,436	3,301,405

		15,604,412

Industrial — 6.1%
AMB Property Corp., REIT	135,230	3,167,087
DCT Industrial Trust, Inc., REIT	457,149	2,313,174
EastGroup Properties, Inc., REIT	51,633	1,837,102
ProLogis, REIT	460,628	6,398,123

		13,715,486

Manufactured Home — 1.5%
Equity LifeStyle Properties, Inc., REIT	86,923	3,334,366

Office — 13.3%
BioMed Realty Trust, Inc., REIT	215,219	2,522,367
Boston Properties, Inc., REIT	214,525	11,798,875
Brandywine Realty Trust, REIT	193,754	1,493,843
Brookfield Properties Corp. (Canada)	185,534	1,397,704
Douglas Emmett, Inc., REIT	265,962	3,473,464
Highwoods Properties, Inc., REIT	42,427	1,160,803
Kilroy Realty Corp., REIT	93,927	3,142,797
Mack-Cali Realty Corp., REIT	149,183	3,654,984
Maguire Properties, Inc., REIT*	97,613	142,515
SL Green Realty Corp., REIT	33,518	868,116

		29,655,468

Office/Industrial — 2.3%
Liberty Property Trust, REIT	149,100	3,403,953
PS Business Parks, Inc., REIT	40,643	1,815,116

		5,219,069

Regional Mall — 12.4%
CBL & Associates Properties, Inc., REIT	123,004	799,526
Macerich Co. (The), REIT	245,766	4,463,110
Simon Property Group, Inc., REIT	356,305	18,930,485
Taubman Centers, Inc., REIT	137,428	3,498,917

		27,692,038

Self Storage — 7.4%
Public Storage, Inc., REIT	207,852	16,524,234

Shopping Centers — 10.1%
Developers Diversified Realty Corp., REIT	484,443	2,364,082
Federal Realty Investment Trust, REIT	126,140	7,830,771
Kimco Realty Corp., REIT	76,789	1,403,703
Regency Centers Corp., REIT	175,841	8,211,775
Weingarten Realty Investors, REIT	136,619	2,826,647

		22,636,978

Specialty — 1.1%
Digital Realty Trust, Inc., REIT	78,020	2,562,957

TOTAL LONG-TERM INVESTMENTS (cost $272,356,472)		207,134,104

SHORT-TERM INVESTMENT — 6.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $13,731,926)(w)(Note 4)	13,731,926	13,731,926

TOTAL INVESTMENTS — 98.7% (cost $286,088,398)		220,866,030
Other assets in excess of liabilities — 1.3%		2,926,681

NET ASSETS — 100.0%		$223,792,711

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviation is used in Portfolio descriptions:

REIT	Real Estate Investment Trust
*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$220,866,030	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$220,866,030	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Apartment	13.6%
Office	13.3
Regional Mall	12.4
Healthcare	10.3
Shopping Centers	10.1
Self Storage	7.4
Hotels	7.0
Diversified Operations	6.9
Affiliated Money Market Mutual Fund	6.1
Industrial	6.1
Office/Industrial	2.3
Manufactured Home	1.5
Specialty	1.1
Free Standing	0.6

98.7
Other assets in excess of liabilities	1.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $272,356,472)	$207,134,104
Affiliated investments (cost $13,731,926)	13,731,926
Cash	701,915
Dividends receivable	2,200,348
Receivable for investments sold	1,006,661
Receivable for fund share sold	560,228
Prepaid expenses	4,390

Total Assets	225,339,572

LIABILITIES:
Payable for investments purchased	1,441,580
Advisory fees payable	55,843
Accrued expenses and other liabilities	48,302
Shareholder servicing fees payable	1,136

Total Liabilities	1,546,861

NET ASSETS	$223,792,711

Net assets were comprised of:
Paid-in capital	$389,262,171
Retained earnings	(165,469,460)

Net assets, December 31, 2008	$223,792,711

Net asset value and redemption price per share,
$223,792,711 / 59,397,770 outstanding shares
of beneficial interest	$3.77

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $9,509 foreign withholding tax)	$9,717,862
Affiliated dividend income	205,413

9,923,275

EXPENSES
Advisory fees	2,699,729
Shareholder servicing fees and expenses	232,579
Custodian and accounting fees	92,000
Loan interest expense (Note 7)	22,375
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Trustees’ fees	12,000
Shareholders’ reports	12,000
Legal fees and expenses	7,000
Insurance expenses	6,000
Miscellaneous	3,218

Total expenses	3,123,901
Less: advisory fee waiver	(274,067)

Net expenses	2,849,834

NET INVESTMENT INCOME	7,073,441

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(113,426,390)
Foreign currency transactions	(369)

(113,426,759)

Net change in unrealized appreciation (depreciation)
on investments	(12,843,548)

NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES	(126,270,307)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(119,196,866)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$7,073,441	$10,922,319
Net realized gain (loss) on investment and foreign currency transactions	(113,426,759)	124,820,851
Net change in unrealized appreciation (depreciation) on investments	(12,843,548)	(218,793,485)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(119,196,866)	(83,050,315)

DISTRIBUTIONS	(135,743,170)	(75,426,303)

FUND SHARE TRANSACTIONS:
Fund share sold [54,924,036 and 2,578,542 shares, respectively]	308,201,535	52,147,213
Fund share issued in reinvestment of distributions [22,072,060 and 6,187,556 shares, respectively]	135,743,170	75,426,303
Fund share repurchased [40,003,738 and 13,342,965 shares, respectively]	(236,768,006)	(260,519,798)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	207,176,699	(132,946,282)

TOTAL DECREASE IN NET ASSETS	(47,763,337)	(291,422,900)
NET ASSETS:
Beginning of year	271,556,048	562,978,948

End of year	$223,792,711	$271,556,048

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST DeAM LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 90.5%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 2.3%
General Dynamics Corp.	164,300	$9,462,037
Northrop Grumman Corp.	90,400	4,071,616

		13,533,653

Agriculture — 2.8%
Archer-Daniels-Midland Co.	240,300	6,927,849
Bunge Ltd.(a)	182,900	9,468,733

		16,396,582

Airlines — 0.5%
AMR Corp.*(a)	277,300	2,958,791

Automotive Parts — 0.1%
Autoliv, Inc.(a)	37,500	804,750

Beverages — 1.5%
Coca-Cola Enterprises, Inc.	136,400	1,640,892
Pepsi Bottling Group, Inc.(a)	310,400	6,987,104

		8,627,996

Biotechnology — 1.8%
Amgen, Inc.*	176,100	10,169,775

Chemicals — 0.4%
Ashland, Inc.	230,500	2,422,555

Commercial Banks — 1.8%
State Street Corp.	82,800	3,256,524
U.S. BanCorp.	274,900	6,875,249

		10,131,773

Commercial Services — 1.4%
Manpower, Inc.	77,300	2,627,427
McKesson Corp.	28,400	1,099,932
SAIC, Inc.*	83,100	1,618,788
United Rentals, Inc.*(a)	301,900	2,753,328

		8,099,475

Computer Hardware — 0.2%
Lexmark International, Inc.
(Class A Stock)*(a)	43,800	1,178,220

Computer Services & Software — 0.8%
Computer Sciences Corp.*(a)	135,000	4,743,900

Conglomerates — 0.4%
Altria Group, Inc.	133,900	2,016,534

Construction — 0.5%
Centex Corp.	135,000	1,436,400
NVR, Inc.*	3,300	1,505,625

		2,942,025

Consumer Products & Services — 2.9%
Procter & Gamble Co.	267,900	16,561,578

Containers & Packaging — 0.2%
Sealed Air Corp.	75,800	1,132,452

Diversified Financial Services — 1.7%
Ameriprise Financial, Inc.	54,000	1,261,440
Goldman Sachs Group, Inc. (The)(a)	65,600	5,535,984
NASDAQ OMX Group (The)*(a)	111,900	2,765,049

		9,562,473

Diversified Machinery — 1.1%
Flowserve Corp.	58,500	3,012,750
Gardner Denver, Inc.*	141,900	3,311,946

		6,324,696

Diversified Manufacturing — 0.2%
Trinity Industries, Inc.(a)	88,100	1,388,456

Electric — 0.9%
Dominion Resources, Inc.	71,600	2,566,144
PG&E Corp.	33,000	1,277,430
TECO Energy, Inc.(a)	126,200	1,558,570

		5,402,144

Electronic Components & Equipment — 2.7%
Arrow Electronics, Inc.*(a)	51,800	975,912
Avnet, Inc.*	173,000	3,150,330
General Electric Co.	719,500	11,655,900

		15,782,142

Electronics — 1.0%
Jabil Circuit, Inc.	894,300	6,036,525

Financial – Bank & Trust — 4.6%
Bank of America Corp.(a)	450,100	6,337,408

PNC Financial Services Group, Inc.(a)	150,600	7,379,400
Wells Fargo & Co.(a)	430,800	12,699,984

		26,416,792

Financial Services — 5.2%
Bank of New York Mellon Corp. (The)	325,800	9,229,914
JPMorgan Chase & Co.	659,584	20,796,683

		30,026,597

Food — 2.4%
General Mills, Inc.	95,300	5,789,475
H.J. Heinz Co.	43,800	1,646,880
Kroger Co. (The)	253,000	6,681,730

		14,118,085

Food & Staples Retailing — 0.4%
Wal-Mart Stores, Inc.	36,200	2,029,372

Gas — 0.3%
CenterPoint Energy, Inc.	55,800	704,196
NiSource, Inc.	106,400	1,167,208

		1,871,404

Healthcare Products — 1.8%
Johnson & Johnson(a)	168,600	10,087,338

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Healthcare Services — 2.3%
Community Health Systems, Inc.*(a)	89,200	$1,300,536
Humana, Inc.*	28,800	1,073,664
LifePoint Hospitals, Inc.*(a)	167,500	3,825,700
UnitedHealth Group, Inc.	51,500	1,369,900
Universal Health Services, Inc. (Class B Stock)	75,500	2,836,535
WellPoint, Inc.*	66,700	2,810,071

		13,216,406

Insurance — 4.5%
Allied World Assurance Co.
Holdings Ltd. (Bermuda)	39,600	1,607,760
Allstate Corp. (The)	293,400	9,611,784
Aon Corp.	56,700	2,590,056
First American Corp.	95,500	2,758,995
Lincoln National Corp.	57,000	1,073,880
Principal Financial Group, Inc.(a)	81,400	1,837,198
Progressive Corp. (The)(a)	127,400	1,886,794
Reinsurance Group of America, Inc.	34,500	1,477,290
Unum Group	165,800	3,083,880

		25,927,637

Internet — 0.1%
Symantec Corp.*(a)	51,200	692,224

Iron & Steel — 0.8%
Steel Dynamics, Inc.	397,500	4,444,050

Machinery & Equipment — 0.4%
AGCO Corp.*	66,600	1,571,094
Terex Corp.*(a)	53,000	917,960

		2,489,054

Managed Healthcare — 0.4%
Aetna, Inc.	87,000	2,479,500

Media — 2.3%
Comcast Corp. (Class A Stock)	668,200	11,279,216
Time Warner, Inc.(a)	193,300	1,944,598

		13,223,814

Metal Fabricate/Hardware — 0.1%
Timken Co.(a)	17,300	339,599

Metals & Mining — 0.2%
Reliance Steel & Aluminum Co.	56,400	1,124,616

Oil & Gas — 15.5%
Anadarko Petroleum Corp.	51,700	1,993,035
Apache Corp.	126,300	9,413,139
Chevron Corp.	220,800	16,332,576
Cimarex Energy Co.(a)	176,300	4,721,314
ConocoPhillips	131,800	6,827,240
Devon Energy Corp.	24,200	1,590,182
Encore Acquisition Co.*(a)	171,200	4,369,024
Exxon Mobil Corp.	397,000	31,692,510
Marathon Oil Corp.	172,800	4,727,808
Noble Energy, Inc.(a)	37,500	1,845,750
ONEOK, Inc.(a)	92,200	2,684,864
Sunoco, Inc.(a)	83,600	3,633,256

		89,830,698

Pharmaceuticals — 6.1%
Eli Lilly & Co.	231,700	9,330,559
Merck & Co., Inc.	185,600	5,642,240
Pfizer, Inc.	1,147,700	20,325,767

		35,298,566

Pipelines — 0.3%
El Paso Corp.	224,600	1,758,618

Real Estate Investment Trusts — 1.8%
Annaly Capital Management, Inc.	59,400	942,678

Apartment Investment & Management Co. (Class A Stock)	30,176	348,535
AvalonBay Communities, Inc.(a)	16,600	1,005,628
Boston Properties, Inc.(a)	28,400	1,562,000
Equity Residential(a)	55,100	1,643,082
HCP, Inc.	25,700	713,689
Hospitality Properties Trust(a)	45,400	675,098
Host Hotels & Resorts, Inc.	86,400	654,048
Kimco Realty Corp.(a)	50,100	915,828
ProLogis(a)	49,700	690,333
Vornado Realty Trust(a)	23,300	1,406,155

		10,557,074

Retail — 2.4%
Autonation, Inc.*(a)	76,300	753,844
BJ’s Wholesale Club, Inc.*(a)	78,900	2,703,114
Foot Locker, Inc.	217,400	1,595,716
Gap, Inc. (The)	242,800	3,251,092
RadioShack Corp.(a)	347,100	4,144,374
Sears Holdings Corp.*(a)	29,400	1,142,778

		13,590,918

Retail – Restaurants — 0.9%
McDonald’s Corp.	80,000	4,975,200

Savings & Loan — 1.4%
Astoria Financial Corp.(a)	49,700	819,056
Hudson City Bancorp, Inc.(a)	466,500	7,445,340

		8,264,396

Telecommunications — 5.3%
AT&T, Inc.	423,100	12,058,350
Verizon Communications, Inc.	540,100	18,309,390

		30,367,740

Toys — 0.5%
Hasbro, Inc.(a)	97,600	2,846,992

Transportation — 1.8%
Norfolk Southern Corp.	122,200	5,749,510
Ryder System, Inc.(a)	124,100	4,812,598

		10,562,108

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Utilities — 3.5%
American Electric Power
Co., Inc.	264,700	$8,809,216
Edison International	274,800	8,826,576
Sempra Energy	62,300	2,655,849

		20,291,641

TOTAL COMMON STOCKS
(cost $617,031,952)		523,046,934

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE OBLIGATION
Retail
Ames Department Stores, Inc.,
Sr. Notes
(cost $12,750)(g)(i)
10.00%	04/15/17	NR	$40	4

TOTAL LONG-TERM INVESTMENTS
(cost $617,044,702)				523,046,938

SHORT-TERM INVESTMENTS — 22.5%
U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bills(k)(n)
0.02%	05/21/09	90	89,974
0.041%	06/11/09	115	114,933
0.05%	05/21/09	65	64,981
0.07%	01/15/09	1,225	1,224,944
0.08%	06/11/09	75	74,956
0.25%	01/15/09	815	814,955
0.55%	01/15/09	2,785	2,784,847
0.90%	01/15/09	360	359,980

TOTAL U.S. TREASURY OBLIGATIONS
(cost $5,528,863)			5,529,570

		Value
	Shares	(Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 21.5%
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $124,159,325; includes
$83,275,037 of cash collateral for
securities on loan)(b)(w)(Note 4)	124,159,325	$124,159,325

TOTAL SHORT-TERM INVESTMENTS
(cost $129,688,188)		129,688,895

TOTAL INVESTMENTS (o) — 113.0%
(cos $746,732,890)		652,735,833
Liabilities in excess of other assets(x) — (13.0)%		(74,852,403)

NET ASSETS — 100.0%		$577,883,430

The	following abbreviation is used in Portfolio descriptions:

NR	Not Rated by Moody’s or Standard & Poor’s

†	The rating reflected is of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $82,523,611; cash collateral of $83,275,037 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2008. Collateral was subsequently received on January 2, 2009 and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Securities segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at reporting date.

(o)	As of December 31, 2008, 1 security representing $4 and 0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

(x)	Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2008:
Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2008	Appreciation

Long Position:
1,166	S&P 500 E-Mini	Mar 09	$51,763,356	$52,475,830	$712,474

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$647,206,259	$712,474
Level 2 – Other Significant Observable Inputs	5,529,570	—
Level 3 – Significant Unobservable Inputs	4	—

Total	$652,735,833	$712,474

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in
Securities

Balance as of 12/31/07	$4
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$4

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (14.4% represents investments purchased with collateral from securities on loan)	21.5%
Oil & Gas	15.5
Pharmaceuticals	6.1
Telecommunications	5.3
Financial Services	5.2
Financial – Bank & Trust	4.6
Insurance	4.5
Utilities	3.5
Consumer Products & Services	2.9
Agriculture	2.8
Electronic Components & Equipment	2.7
Food	2.4
Retail	2.4
Aerospace	2.3
Media	2.3
Healthcare Services	2.3
Transportation	1.8
Real Estate Investment Trusts	1.8
Biotechnology	1.8
Commercial Banks	1.8
Healthcare Products	1.8
Diversified Financial Services	1.7
Beverages	1.5
Savings & Loan	1.4
Commercial Services	1.4
Diversified Machinery	1.1
Electronics	1.0
U.S. Treasury Obligations	1.0
Electric	0.9
Retail – Restaurants	0.9
Computer Services & Software	0.8
Iron & Steel	0.8
Airlines	0.5
Construction	0.5
Toys	0.5
Machinery & Equipment	0.4
Managed Healthcare	0.4
Chemicals	0.4
Food & Staples Retailing	0.4
Conglomerates	0.4
Gas	0.3
Pipelines	0.3
Diversified Manufacturing	0.2
Computer Hardware	0.2
Containers & Packaging	0.2
Metals & Mining	0.2
Automotive Parts	0.1
Internet	0.1
Metal Fabricate/Hardware	0.1

113.0
Liabilities in excess of other assets	(13.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $82,523,611:
Unaffiliated investments (cost $622,573,565)	$528,576,508
Affiliated investments (cost $124,159,325)	124,159,325
Cash	6,016,307
Receivable for fund share sold	1,335,724
Dividends and interest receivable	1,275,649
Due from broker-variation margin	607,835
Prepaid expenses	3,799

Total Assets	661,975,147

LIABILITIES:
Payable to broker for collateral for securities on loan	83,275,037
Payable for fund share repurchased	626,452
Advisory fees payable	136,603
Accrued expenses and other liabilities	50,633
Shareholder servicing fees payable	2,992

Total Liabilities	84,091,717

NET ASSETS	$577,883,430

Net assets were comprised of:
Paid-in capital	$816,308,950
Retained earnings	(238,425,520)

Net assets, December 31, 2008	$577,883,430

Net asset value and redemption price per share,
$577,883,430 / 87,051,826 outstanding shares
of beneficial interest	$6.64

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income	$11,247,714
Affiliated dividend income	611,136
Affiliated income from securities lending, net	568,118
Unaffiliated interest income	26,317

12,453,285

EXPENSES
Advisory fees	3,378,269
Shareholder servicing fees and expenses	357,272
Custodian and accounting fees	91,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Loan interest expense (Note 7)	12,625
Trustees’ fees	12,000
Shareholders’ reports	12,000
Legal fees and expenses	8,000
Insurance expenses	5 ,000
Miscellaneous	11,640

Total expenses	3,924,806

NET INVESTMENT INCOME	8,528,479

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on:
Investment transactions	(138,850,881)
Futures transactions	(14,629,545)

(153,480,426)

Net change in unrealized appreciation (depreciation) on:
Investments	(88,649,609)
Futures	865,149

(87,784,460)

NET LOSS ON INVESTMENTS	(241,264,886)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(232,736,407)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,528,479	$5,596,267
Net realized gain (loss) on investment transactions	(153,480,426)	35,367,483
Net change in unrealized appreciation (depreciation) on investments	(87,784,460)	(37,631,016)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(232,736,407)	3,332,734

DISTRIBUTIONS	(40,963,750)	(26,209,860)

FUND SHARE TRANSACTIONS:
Fund share sold [106,618,933 and 7,426,913 shares, respectively]	897,004,821	103,826,613
Fund share issued in reinvestment of distributions [4,192,810 and 2,096,789 shares, respectively]	40,963,750	26,209,860
Fund share repurchased [48,407,539 and 10,644,694 shares, respectively]	(395,999,960)	(147,007,316)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	541,968,611	(16,970,843)

TOTAL INCREASE (DECREASE) IN NET ASSETS	268,268,454	(39,847,969)
NET ASSETS:
Beginning of year	309,614,976	349,462,945

End of year	$577,883,430	$309,614,976

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.7%
		Value
COMMON STOCKS — 96.4%	Shares	(Note 2)

Advertising — 0.6%
National CineMedia, Inc.	126,869	$1,286,452

Aerospace — 1.5%
Ducommun, Inc.	47,508	793,384

Innovative Solutions and
Support, Inc.(a)	420,930	1,662,673
TransDigm Group, Inc.*(a)	19,649	659,617

		3,115,674

Airlines — 9.0%
Continental Airlines, Inc.
(Class B Stock)*(a)	280,500	5,065,830
Delta Air Lines, Inc.*	1,149,103	13,168,720
UAL Corp.(a)	95,473	1,052,113

		19,286,663

Automobile Manufacturers — 1.3%
Copart, Inc.*(a)	33,191	902,463
Piaggio & Co., SpA, 144A (Italy)	1,018,900	1,784,562

		2,687,025

Automotive Parts — 4.5%
CLARCOR, Inc.	129,800	4,306,764
O’ReillyAutomotive, Inc.*(a)	175,500	5,394,870

		9,701,634

Beverages — 0.2%
Heckmann Corp.*(a)	67,409	380,861

Biotechnology — 2.7%
BELLUS Health, Inc. (Canada)*(a)	102,676	39,530
Epigenomics AG (Germany)*	100,500	279,400
OSI Pharmaceuticals, Inc.*(a)	126,782	4,950,837
Piramal Life Sciences Ltd. (India)*	2,460	2,512
Qaigen NV (Netherlands)*	32,403	557,166

		5,829,445

Building Materials — 2.2%
Cemex SAB de CV, ADR
(Mexico)*(a)	73,900	675,446
Eagle Materials, Inc.	136,950	2,521,249
Simpson Manufacturing Co., Inc.	55,488	1,540,347

		4,737,042

Business Services — 2.5%
ChinaCast Education Corp. (China)*	187,305	479,501
CoStar Group, Inc.*(a)	40,064	1,319,708
Ctrip.com International Ltd.,
ADR (China)	39,200	932,960
Kenexa Corp.*	197,757	1,578,101
Media & Entertainment
Holdings, Inc.*	42,972	334,322
Onvia, Inc.*(a)	173,798	594,389

		5,238,981

Cable Television — 2.3%
Central European Media Enterprises
Ltd. (Class A Stock) (Bermuda)*(a)	223,800	4,860,936
Lodgenet Interactive Corp.*	73,148	51,204

		4,912,140

Chemicals — 0.1%
Intrepid Potash, Inc.*	13,137	272,855

Clothing & Apparel
Belle International Holdings Ltd.
(China)	91,100	40,419

Commercial Services — 0.8%
DynCorp International, Inc. (Class A Stock)*	26,775	406,177
Iron Mountain, Inc.*(a)	29,000	717,170
Lender Processing Services, Inc.	10,432	307,222
SEB - Sistema Educacional
Brasileiro SA (Brazil)	23,752	96,760
TNS, Inc.*	21,927	205,894

		1,733,223

Computer Hardware — 1.0%
CommVault Systems, Inc.*	162,216	2,175,317

Computer Services & Software — 6.4%
ATA, Inc., ADR (Cayman Islands)*	21,501	109,440
Ceragon Networks Ltd. (Israel)*(a)	119,164	601,778
Compellent Technologies, Inc.*(a)	125,545	1,221,553
Factset Research Systems, Inc.(a)	39,485	1,746,817
Fundtech Ltd. (Israel)*(a)	107,075	743,101
IHS, Inc. (Class A Stock)*	31,348	1,173,042
Magma Design Automation, Inc.*	16,944	17,283
Mastech Holdings, Inc.*	1	2
Monotype Imaging Holdings, Inc.*	262,289	1,521,276
Netezza Corp.*	88,723	589,121
Omniture, Inc.*(a)	160,600	1,708,784
Solera Holdings, Inc.*	171,900	4,142,790
Telecity Group PLC (United
Kingdom)*	70,353	178,024

		13,753,011

Construction — 2.0%
D.R. Horton, Inc.(a)	236,500	1,672,055
Meritage Homes Corp.*(a)	211,200	2,570,304

		4,242,359

Consumer Products & Services — 0.8%
Hypermarcas SA (Brazil)*	123,250	703,984
Vanceinfo Technologies, Inc., ADR (China)*	190,672	905,692

		1,609,676

Cosmetics & Toiletries — 0.2%
Bare Escentuals, Inc.*(a)	64,168	335,599

Diversified Operations — 0.2%
MAX India Ltd. (India)*	56,793	134,755
RHJ International SA (Belgium)*	40,379	195,328

		330,083

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Education — 0.3%
New Oriental Education & Technology
Group, Inc., ADR (China)*	11,331	$622,185

Electric — 0.7%
ITC Holdings Corp.	35,970	1,571,170

Electronic Components & Equipment — 1.0%
Rural Electrification Corp. Ltd.
(India)	455,624	688,192
Spire Corp.*	196,056	1,007,728
Vicor Corp.(a)	53,925	356,444

		2,052,364

Energy — 0.1%
GT Solar International, Inc.*	75,134	217,137

Entertainment & Leisure — 0.3%
Aicon SpA (Italy)*	111,679	59,767
Life Time Fitness, Inc.*(a)	27,432	355,244
Orchard Enterprises, Inc.*	71,322	149,777

		564,788

Financial – Bank & Trust — 0.4%
ICICI Bank Ltd., ADR (India)	2,746	52,861
Penson Worldwide, Inc.*	32,106	244,648
Redecard SA (Brazil)	20,571	226,704
Redecard SA, GDR, 144A (Brazil)*	11,462	252,636

		776,849

Financial Services — 2.1%
Affiliated Managers Group, Inc.*(a)	23,307	977,029
Capital One Financial Corp.	11,625	370,721
GlobalOptions Group, Inc.*	94,900	188,851
Greenhill & Co., Inc.(a)	38,335	2,674,633
Hambrecht Asia Acquisition Corp.
(Hong Kong)*	30,100	237,038

		4,448,272

Food — 1.7%
Lance, Inc.(a)	162,000	3,716,280

Furniture
Poltrona Frau SpA (Italy)	13,336	14,089

Healthcare Services — 1.2%
athenahealth, Inc.*(a)	35,253	1,326,218
IPC The Hospitalist Co., Inc.*	24,466	411,763
Protalix BioTherapeutics, Inc.
(Israel)*(a)	80,127	147,434
Seattle Genetics, Inc.*	71,678	640,801
		2,526,216

Hotels & Motels — 0.9%
Orient-Express Hotels Ltd.
(Class A Stock) (Bermuda)(a)	249,831	1,913,706
Universal Travel Group (China)*(a)	53,649	47,211

		1,960,917

Industrial Products — 0.9%
Entropic Communications, Inc.*	293,924	146,962
Renesola Ltd. (Virgin Islands)*	103,050	242,983
Trinity Industries, Inc.(a)	93,243	1,469,510

		1,859,455

Insurance — 1.8%
Alleghany Corp.*(a)	5,043	1,422,126
Life Partners Holdings, Inc.	1	44
Willis Group Holdings Ltd. United Kingdom)	98,900	2,460,632

		3,882,802

Internet Services — 2.2%
Access Integrated Technologies, Inc. (Class A Stock)*(a)	231,496	85,653
Gmarket, Inc., ADR (Korea)*	38,505	664,211
Ipass, Inc.*(a)	756,444	922,862
Jupitermedia Corp.*	472,516	174,831
Monster Worldwide, Inc.*(a)	22,676	274,153
NaviSite, Inc.*	348,366	139,346
NIC, Inc.	63,467	291,948
Online Resources Corp.*	31,105	147,438
Perfect World Co. Ltd., ADR (China)*	27,740	478,515
RADWARE Ltd. (Israel)*	162,447	881,275
Switch & Data Facilities Co., Inc.*	17,500	129,325
ValueClick, Inc.*	60,726	415,366

		4,604,923

Manufacturing — 0.1%
Hexcel Corp.*	40,151	296,716

Media — 0.3%
Dolan Media Co.*	85,973	566,562

Medical Supplies & Equipment — 3.2%
Arena Pharmaceuticals, Inc.*(a)	163,771	682,925
CardioNet, Inc.*	50,156	1,236,345
Conceptus, Inc.*	505	7,686
Endologix, Inc.*	70,700	84,840
Illumina, Inc.*(a)	57,205	1,490,190
Insulet Corp.*(a)	25,638	197,925
Masimo Corp.*(a)	33,000	984,390
Natus Medical, Inc.*	70,977	919,152
Orthofix International NV (Netherlands)*	80,529	1,234,510
Thermage, Inc.*	8,210	11,248
ThermoGenesis Corp.*(a)	133,165	57,261

		6,906,472

Paper & Forest Products — 0.1%
Nine Dragons Paper Holdings Ltd. (Hong Kong)	375,500	108,264

Personnel Services — 0.3%
SuccessFactors, Inc.*(a)	96,636	554,691

Pharmaceuticals — 13.5%
Adaltis, Inc. (OTC) (Canada)*, 144A	41,000	2,159
Adaltis, Inc. (TSX) (Canada)*	183,200	9,646
Alkermes, Inc.*	157,532	1,677,716

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Pharmaceuticals (cont’d.)
Allergan, Inc.	47,381	$1,910,402
Alnylam Pharmaceuticals, Inc.*(a)	62,012	1,533,557
Auxilium Pharmaceuticals, Inc.*(a)	133,500	3,796,740
BioMarin Pharmaceutical, Inc.*(a)	69,761	1,241,746
Catalyst Pharmaceutical
Partners, Inc.*	216,781	390,206
Cubist Pharmaceuticals, Inc.*(a)	94,600	2,285,536
Dishman Pharmaceuticals & Chemicals Ltd. (India)	32,185	93,194
Durect Corp.*	37,437	126,911
Dyax Corp.*	207,698	756,021
Dynavax Technologies Corp.*	232,988	195,710
Endo Pharmaceuticals Holdings, Inc.*	34,600	895,448
Hikma Pharmaceuticals PLC (United Kingdom)	13,238	66,615
Isis Pharmaceuticals, Inc.*	136,168	1,930,862
Momenta Pharmaceuticals, Inc.*	66,346	769,613
Mylan, Inc.*(a)	75,800	749,662
Neurocrine Biosciences, Inc.*(a)	149,541	478,531
Pain Therapeutics, Inc.*(a)	7,973	47,200
Penwest Pharmaceuticals Co.*	315,873	495,920
Piramal Healthcare Ltd. (India)	53,846	264,715
Progenics Pharmaceuticals, Inc.*	155,796	1,606,257
Regeneron Pharmaceuticals, Inc.*	41,641	764,529
Rigel Pharmaceuticals, Inc.*	29,885	239,080
Spectrum Pharmaceuticals, Inc.*	267,620	390,725
SXC Health Solutions Corp. (OTC) (Canada)*	30,595	569,373
SXC Health Solutions Corp. (TSX) (Canada)*	9,700	178,678
Vical, Inc.*	148,927	209,987
Warner Chilcott Ltd. (Class A Stock) (Bermuda)*	338,700	4,911,150
WuXi PharmaTech Cayman, Inc., ADR (China)*	36,021	287,808

		28,875,697

Railroads — 0.7%
Kansas City Southern Industries, Inc.*(a)	81,256	1,547,927

Real Estate — 0.4%
Brasil Brokers Participacoes SA
(Brazil)*	165,612	117,178
China Housing & Land
Development, Inc. (China)*(a)	137,500	185,625
China Housing & Land
Development, Inc., 144A (China)	59,356	80,131
Xinyuan Real Estate Co. Ltd.,
ADR (China)*	165,242	403,190

		786,124

Real Estate Investment Trust — 0.6%
Chimera Investment Corp.	387,947	1,338,417

Restaurants — 1.1%
Chipotle Mexican Grill, Inc.
(Class A Stock)*(a)	29,271	1,814,216
Texas Roadhouse, Inc.
(Class A Stock)*(a)	77,865	603,454

		2,417,670

Retail & Merchandising — 3.2%
B2W Companhia Global
Do Varejo, GDR, 144A (Brazil)*	11,397	232,632
China Dongxiang Group Co. (Cayman Islands)	2,050,400	501,024
Coldwater Creek, Inc.*	51,900	147,915
Dick’s Sporting Goods, Inc.*(a)	212,600	2,999,786
Geox SpA (Italy)	107,500	652,262
hhgregg, Inc.*(a)	247,161	2,145,357
LJ International, Inc. (Hong Kong)*	71,974	47,503
Lululemon Athletica, Inc.
(Canada)*(a)	11,007	87,286

		6,813,765

Semiconductors — 5.5%
Bookham, Inc.*(a)	482,491	217,121
First Solar, Inc.*(a)	36,000	4,966,560
MEMC Electronic Materials, Inc.*	331,120	4,728,394
Microsemi Corp.*(a)	110,141	1,392,182
ON Semiconductor Corp.*	118,400	402,560

		11,706,817

Software — 1.9%
Blackboard, Inc.*(a)	37,011	970,799
Parametric Technology Corp.*	134,022	1,695,378
Phase Forward, Inc.*	117,269	1,468,208

		4,134,385

Technology – Information Services — 0.3%
Aecom Technology Corp.*	19,365	595,086

Telecommunications — 2.6%
Bharti Airtel Ltd. (India)*	82,523	1,216,456
CPI International, Inc.*	12,908	111,783
Gilat Satellite Networks Ltd. (Israel)*	272,764	711,914
Maxcom Telecomunicaciones SAB de CV, ADR (Mexico)*	139,798	529,834
NTELOS Holdings Corp.	72,730	1,793,522
tw telecom, Inc.*	152,999	1,295,902

		5,659,411

Transportation — 9.5%
Aramex Co. (United Arab Emirates)*	3,835,187	908,404
Dynamex, Inc.*	70,818	1,044,566
Expeditors International of Washington, Inc.(a)	101,900	3,390,213
Express-1 Expedited Solutions, Inc.*	437,815	503,487
Forward Air Corp.(a)	189,000	4,587,030
Grupo TMM SA de C.V., ADR (Mexico)*	101,873	72,330
Kuehne & Nagel International AG (Switzerland)	17,302	1,098,088
Landstar System, Inc.	122,470	4,706,522
Pacer International, Inc.	137,950	1,438,818
SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Transportation (cont’d.)
Quality Distribution, Inc.*(a)	169,897	$509,691
UTi Worldwide, Inc. (British
Virgin Islands)	145,600	2,087,904

		20,347,053

Utilities — 1.2%
American Water Works Co., Inc.	34,153	713,114
EDP Renovaveis SA, 144A (Spain)*	79,289	551,408
Northeast Utilities	44,550	1,071,873
Yingli Green Energy Holding Co. Ltd., ADR (China)*(a)	44,628	272,231

		2,608,626

TOTAL COMMON STOCKS
(cost $287,376,947)		205,749,589

PREFERRED STOCK — 0.4%
Pharmaceuticals
Mylan, Inc., 6.5%, CVT
(cost $1,200,000)	1,200	790,836

WARRANTS*
	Units

Pharmaceuticals
Avalon Pharmaceuticals, Inc.,
expiring 04/18/12	7,625	41
Cortex Pharmaceuticals, Inc.,
expiring 08/28/12	55,040	8,637
Medicure, Inc.,
expiring 12/02/11 (China)	106,637	25
Point Therapeutics, Inc.,
expiring 07/01/12	84,270	61

TOTAL WARRANTS
(cost $1,220)		8,764

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

CONVERTIBLE BONDS — 0.5%
Airlines — 0.1%
UAL Corp., Gtd. Notes
5.00%	02/01/21	NR	$235	115,150

Pharmaceuticals
BELLUS Health, Inc., Sr. Unsec’d.
Notes, 144A (Canada)
6.00%	11/15/26	NR	135	94,183

Utilities — 0.4%
Evergreen Solar, Inc., Sr. Unsec’d. Notes
4.00%	07/15/13	NR	3,100	961,000

TOTAL CONVERTIBLE BONDS
(cost $3,335,871)				1,170,333

CORPORATE BONDS — 0.4%
Biotechnology
Charles River Laboratories International,
Inc., Sr. Unsec’d. Notes
2.25%	06/15/13	BB+(d)	58	44,877

Commercial Services
Quanta Services, Inc., Jr. Sub. Notes
3.75%	04/30/26	NR	46	46,230

Healthcare Products — 0.1%
Wright Medical Group, Inc., Sr. Unsec’d. Notes
2.625%	12/01/14	NR	116	89,175

Internet Services
GSI Commerce, Inc., Sr. Unsec’d. Notes
3.00%	06/01/25	NR	6	4,475
Safeguard Scientifics, Inc., Sr. Unsec’d. Notes
2.625%	03/15/24	NR	121	84,095

				88,570

Manufacturing — 0.1%
Griffon Corp., Sub. Notes
4.00%	07/18/23	NR	287	250,049

Real Estate Investment Trust — 0.1%
Washington Real Estate Investment
Trust, Sr. Unsec’d. Notes
3.875%	09/15/26	Baa1	116	92,220

Semiconductors
Diodes, Inc., Sr. Unsec’d. Notes
2.25%	10/01/26	NR	58	35,888

Software — 0.1%
Blackboard, Inc., Sr. Unsec’d. Notes
3.25%	07/01/27	BB-(d)	356	282,130

TOTAL CORPORATE BONDS
(cost $867,105)				929,139

TOTAL LONG-TERM INVESTMENTS
(cost $292,781,143)				208,648,661

			Shares

SHORT-TERM INVESTMENT — 41.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $89,444,743; includes $50,461,883 of cash collateral for securities on loan)(b)(w) (Note 4)			89,444,743	89,444,743

TOTAL INVESTMENTS(o) — 139.6%
(cost $382,225,886)				298,093,404
Liabilities in excess of other assets — (39.6)%				(84,557,195)

NET ASSETS — 100.0%				$213,536,209

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviations are used in Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVT	Convertible Security
GDR	Global Depositary Receipt
NR	Not Rated by Moody’s or Standard & Poor’s
OTC	Over the Counter
TSX	Toronto Stock Exchange
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $49,509,131; cash collateral of $50,461,883 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Standard & Poor’s rating.
(o)	As of December 31, 2008, 11 securities representing $3,015,170 and 1.4% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s invest-ments. These inputs are summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$293,072,904	—
Level 2 – Other Significant Observable Inputs	4,917,594	—
Level 3 – Significant Unobservable Inputs	102,906	—

Total	$298,093,404	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in
Securities

Balance as of 12/31/07	$149,227
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(46,321)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$102,906

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(23.6% represents investments purchased with collateral from securities on loan)	41.9%
Pharmaceuticals	13.9
Transportation	9.5
Airlines	9.0
Computer Services & Software	6.4
Semiconductors	5.5
Automotive Parts	4.5
Medical Supplies & Equipment	3.2
Retail & Merchandising	3.2
Biotechnology	2.7
Telecommunications	2.6
Business Services	2.5
Cable Television	2.3
Building Materials	2.2
Internet Services	2.2
Financial Services	2.1
Software	2.0
Construction	2.0
Insurance	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Food	1.7%
Aerospace	1.5
Automobile Manufacturers	1.3
Utilities	1.2
Healthcare Services	1.2
Restaurants	1.1
Computer Hardware	1.0
Electronic Components & Equipment	1.0
Hotels & Motels	0.9
Industrial Products	0.9
Commercial Services	0.8
Consumer Products & Services	0.8
Electric	0.7
Railroads	0.7
Real Estate Investment Trusts	0.7
Advertising	0.6
Convertible Bonds	0.5
Real Estate	0.4
Financial – Bank & Trust	0.4
Education	0.3
Technology – Information Services	0.3
Media	0.3
Entertainment & Leisure	0.3
Personnel Services	0.3
Manufacturing	0.2
Beverages	0.2
Cosmetics & Toiletries	0.2
Diversified Operations	0.2
Chemicals	0.1
Energy	0.1
Paper & Forest Products	0.1
Healthcare Products	0.1

139.6
Liabilities in excess of other assets	(39.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $49,509,131:
Unaffiliated investments (cost $292,781,143)	$208,648,661
Affiliated investments (cost $89,444,743)	89,444,743
Cash	1,518,719
Foreign currency, at value (cost $1,445)	1,160
Receivable for fund share sold	7,164,528
Dividends and interest receivable	301,064
Receivable for investments sold	163,569
Tax reclaim receivable	41,040
Prepaid expenses	9,038

Total Assets	307,292,522

LIABILITIES:
Payable to broker for collateral for securities on loan	50,461,883
Payable for investments purchased	43,088,830
Advisory fees payable	97,188
Accrued expenses and other liabilities	89,467
Payable for fund share repurchased	17,870
Shareholder servicing fees payable	1,075

Total Liabilities	93,756,313

NET ASSETS	$213,536,209

Net assets were comprised of:
Paid-in capital	$410,018,539
Retained earnings	(196,482,330)

Net assets, December 31, 2008	$213,536,209

Net asset value and redemption price per share, $213,536,209 / 40,414,961 outstanding shares of beneficial interest	$5.28

STATEMENT OF OPERATIONS
Year Ended December 31, 2008
INVESTMENT INCOME
Unaffiliated dividend income (net of $67,153 foreign withholding tax)	$3,416,971
Affiliated income from securities lending, net	2,165,042
Affiliated dividend income	256,469
Unaffiliated interest income	72,422

5,910,904

EXPENSES
Advisory fees	4,467,384
Shareholder servicing fees and expenses	383,246
Custodian and accounting fees	304,000
Loan interest expense (Note 7)	82,569
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Trustees’fees	16,000
Shareholders’reports	14,000
Legal fees and expenses	8,000
Insurance expenses	7,000
Miscellaneous	33,271

Total expenses	5,352,470

NET INVESTMENT INCOME	558,434

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(111,368,286)
Foreign currency transactions	(254,142)

(111,622,428)

Net change in unrealized appreciation (depreciation) on:
Investments	(149,705,269)
Foreign currencies	12,162

(149,693,107)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(261,315,535)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(260,757,101)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$558,434	$(502,942)
Net realized gain (loss) on investment and foreign currency transactions	(111,622,428)	102,704,954
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(149,693,107)	(33,244,020)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(260,757,101)	68,957,992

DISTRIBUTIONS	(102,202,012)	(70,220,399)

FUND SHARE TRANSACTIONS:
Fund share sold [23,173,852 and 17,973,623 shares, respectively]	182,980,268	226,000,941
Fund share issued in reinvestment of distributions [12,152,439 and 6,132,786 shares, respectively]	102,202,012	70,220,399
Fund share repurchased [59,267,172 and 15,767,092 shares, respectively]	(452,308,734)	(195,204,804)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(167,126,454)	101,016,536

TOTAL INCREASE (DECREASE) IN NET ASSETS	(530,085,567)	99,754,129
NET ASSETS:
Beginning of year	743,621,776	643,867,647

End of year	$213,536,209	$743,621,776

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST FIRST TRUST BALANCED TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.5%
		Value
COMMON STOCKS — 64.8%	Shares	(Note 2)

Aerospace & Defense — 0.3%
Cubic Corp.	57,425	$1,561,960
Taser International, Inc.*	125,072	660,380

		2,222,340

Airlines — 1.0%
Cathay Pacific Airways Ltd. (Hong Kong)	6,050,000	6,833,507

Auto Components — 1.6%
Amerigon, Inc.*(a)	42,791	139,499
GKN PLC (United Kingdom)	2,372,372	3,308,557
Superior Industries International, Inc.	727,320	7,651,406

		11,099,462

Automobiles — 1.5%
DaimlerChrysler AG (Germany)(a)	59,479	2,276,856
General Motors Corp.(a)	524,260	1,677,632
Honda Motor Ltd. Co., ADR (Japan)	164,094	3,501,766
Toyota Motor Corp., ADR (Japan)(a)	46,466	3,040,735

		10,496,989

Biotechnology — 0.3%
Martek Biosciences Corp.*(a)	66,942	2,029,012

Building & Building Products — 0.2%
Ameron International Corp.	18,617	1,171,382

Capital Markets — 1.0%
Credit Suisse Group, ADR (Switzerland)(a)	101,099	2,857,058
Deutsche Bank AG (Germany)(a)	44,568	1,813,472
UBS AG (Switzerland)*	170,971	2,444,885

		7,115,415

Chemicals — 4.8%
Flotek Industries, Inc.*(a)	36,828	92,807
Koppers Holdings, Inc.	41,696	901,467
LSB Industries, Inc.*(a)	38,714	322,100
Monsanto Co.	121,922	8,577,213
Mosaic Co. (The)	127,785	4,421,361
NewMarket Corp.	31,135	1,086,923
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	89,037	6,519,289
Sensient Technologies Corp.(a)	458,077	10,938,879

		32,860,039

Commercial Banks — 8.1%
Allied Irish Banks PLC, ADR (Ireland)	121,808	571,280
Bank of East Asia Ltd. (Hong Kong)	2,338,000	4,931,710
Barclays PLC, ADR (United Kingdom)(a)	128,349	1,257,820
BOC Hong Kong Holdings Ltd. (Hong Kong)	5,120,564	5,860,939
Canadian Imperial Bank of Commerce (Canada)	73,862	3,083,738
Colonial BancGroup, Inc. (The)(a)	994,927	2,059,499
First Bancorp (Puerto Rico)(a)	1,363,537	15,189,802
KB Financial Group, Inc., ADR (Korea)*	80,066	2,097,729
Lloyds TSB Group PLC, ADR (United Kingdom)(a)	138,373	1,065,472
Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	559,066	3,471,800
Royal Bank of Scotland Group PLC (United Kingdom)*	1,918,660	1,362,728
Royal Bank of Scotland Group PLC, ADR (United Kingdom)(a)	32,348	494,601
South Financial Group, Inc. (The)(a)	843,924	3,645,752
Synovus Financial Corp.(a)	1,069,485	8,876,725
Wachovia Corp.	396,927	2,198,976

		56,168,571

Commercial Services & Supplies — 0.4%
Copart, Inc.*(a)	57,008	1,550,047
GeoEye, Inc.*	36,407	700,107
Herman Miller, Inc.(a)	61,125	796,459

		3,046,613

Communication Equipment — 1.6%
Nokia Corp., ADR (Finland)(a)	381,268	5,947,781
Research In Motion Ltd. (Canada)*(a)	132,510	5,377,256

		11,325,037

Computers & Peripherals — 0.3%
Immersion Corp.*(a)	60,108	354,036
Western Digital Corp.*	153,177	1,753,877

		2,107,913

Containers & Packaging — 0.4%
Owens-Illinois, Inc.*	106,531	2,911,492

Diversified Consumer Services — 2.0%
Apollo Group, Inc. (Class A Stock)*(a)	114,013	8,735,676
Capella Education Co.*(a)	35,080	2,061,301
DeVry, Inc.	48,308	2,773,362

		13,570,339

Diversified Financial Services — 2.1%
Citigroup, Inc.(a)	513,571	3,446,061
ING Groep NV, ADR (Netherlands)(a)	148,878	1,652,546
JPMorgan Chase & Co.,	302,652	9,542,618

		14,641,225

Diversified Telecommunication Services — 8.2%
AT&T, Inc.	357,184	10,179,744
BT Group PLC (United Kingdom)	2,826,602	5,494,466

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Diversified Telecommunication Services (cont’d.)
Deutsche Telekom AG, ADR (Germany)(a)	269,844	$4,128,613
France Telecom SA, ADR (France)(a)	149,921	4,208,283
Nippon Telegraph & Telephone Corp., ADR (Japan)(a)	239,302	6,506,621
PCCW Ltd. (Hong Kong)	22,054,593	10,588,564
Premiere Global Services, Inc.*	118,158	1,017,340
Telecom Italia SpA, ADR (Italy)	200,148	3,252,405
Telefonica SA, ADR (Spain)(a)	163,481	11,016,985

		56,393,021

Electric Utilities — 0.5%
Korea Electric Power Corp., ADR (South Korea)	286,548	3,326,822

Electrical Equipment — 0.2%
EnerSys*(a)	95,887	1,054,757

Electronic Equipment & Instruments — 0.4%
Plexus Corp.*(a)	86,347	1,463,581
Rofin-Sinar Technologies, Inc.*	59,296	1,220,312

		2,683,893

Energy Equipment & Services — 0.5%
Bristow Group, Inc.*(a)	47,808	1,280,776
Dawson Geophysical Co.*	14,501	258,263
GulfMark Offshore, Inc.*	44,927	1,068,813
NATCO Group, Inc. (Class A Stock)*(a)	36,525	554,450

		3,162,302

Healthcare Equipment & Supplies — 0.7%
Intuitive Surgical, Inc.*(a)	25,724	3,266,691
Invacare Corp.	62,109	963,931
Quidel Corp.*	70,128	916,573

		5,147,195

Healthcare Providers & Services — 0.8%
Air Methods Corp.*(a)	24,815	396,792
Amedisys, Inc.*(a)	95,063	3,929,905
HMS Holdings Corp.*	48,887	1,540,918

		5,867,615

Healthcare Technology — 0.2%
Phase Forward, Inc.*(a)	88,347	1,106,104

Household Durables — 2.4%
La-Z-Boy, Inc.(a)	1,453,000	3,153,010
Leggett & Platt, Inc.	743,746	11,297,502
Sony Corp., ADR (Japan)	105,195	2,300,614

		16,751,126

Industrial Conglomerates — 1.1%
General Electric Co.	379,450	6,147,090
McDermott International, Inc.*(a)	148,946	1,471,587

		7,618,677

Insurance — 2.6%
Aegon NV (Netherlands)	330,618	2,000,239
Allianz SE, ADR (Germany)	278,170	3,012,581
AmTrust Financial Services, Inc.	121,821	1,413,124
Zenith National Insurance Corp.	371,229	11,719,699

		18,145,643

Internet & Catalog Retail — 0.3%
Gaiam, Inc. (Class A Stock)*(a)	37,901	175,103
Priceline.com, Inc.*(a)	25,185	1,854,875

		2,029,978

Internet Software & Services — 0.2%
Blue Coat Systems, Inc.*(a)	78,243	657,241
S1 Corp.*(a)	121,129	955,708

		1,612,949

IT Services — 1.0%
LogicaCMG PLC (United Kingdom)	6,641,421	6,588,617

Life Science Tools & Services — 0.1%
Bruker Corp.*	199,704	806,804

Machinery — 1.6%
Ampco-Pittsburgh Corp.	20,339	441,356
Chart Industries, Inc.*	47,003	499,642
CIRCOR International, Inc.	34,190	940,225
Deere & Co.	166,150	6,366,868
Dynamic Materials Corp.	32,828	633,909
Lindsay Corp.(a)	24,016	763,469
Robbins & Myers, Inc.	55,460	896,788
Sun Hydraulics Corp.	32,762	617,236

		11,159,493

Media — 0.9%
ITV PLC (United Kingdom)	9,401,429	5,372,979
Lee Enterprises, Inc.(a)	1,210,604	496,348

		5,869,327

Metals & Mining — 0.2%
Hecla Mining Co.*(a)	225,285	630,798
Olympic Steel, Inc.	21,616	440,318

		1,071,116

Multi-Utilities — 5.6%
Black Hills Corp.(a)	345,562	9,316,352
DTE Energy Co.(a)	310,256	11,066,831
NiSource, Inc.	721,196	7,911,520
PNM Resources, Inc.(a)	1,049,389	10,577,841

		38,872,544

Oil, Gas & Consumable Fuels — 1.7%
Murphy Oil Corp.(a)	121,574	5,391,807
Petro-Canada (Canada)	102,470	2,243,068
Petroquest Energy, Inc.*(a)	95,486	645,485
Repsol YPF SA, ADR (Spain)	145,339	3,126,242

		11,406,602

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)
Paper & Forest Products — 0.8%
MeadWestvaco Corp.	480,887	$5,381,126

Pharmaceuticals — 3.3%
Novo Nordisk A/S, ADR (Denmark)	209,362	10,759,113
Perrigo Co.(a)	61,822	1,997,469
Pfizer, Inc.	569,595	10,087,527

		22,844,109

Semiconductors & Semiconductor Equipment — 0.4%
MEMC Electronic Materials, Inc.*	153,120	2,186,554
Monolithic Power Systems, Inc.*(a)	68,109	858,854

		3,045,408

Software — 0.2%
Advent Software, Inc.*(a)	53,814	1,074,666

Textiles, Apparel & Luxury Goods — 1.4%
Deckers Outdoor Corp.*(a)	15,234	1,216,739
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	4,201,000	8,340,840

		9,557,579

Thrifts & Mortgage Finance — 1.9%
People’s United Financial, Inc.	750,264	13,377,207
Washington Mutual, Inc.	646,286	13,895

		13,391,102

Tobacco — 1.0%
Universal Corp.	223,344	6,671,285

Wireless Telecommunication Services — 1.0%
NTT DoCoMo, Inc., ADR (Japan)(a)	353,601	6,937,652

TOTAL COMMON STOCKS
(cost $719,702,361)		447,176,848

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE BONDS — 32.7%
Aerospace & Defense — 0.7%
United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15	A2	$5,250	5,117,600

Automobile Manufacturers — 0.1%
Daimler Finance North America LLC,
Gtd. Notes(a)
6.50%	11/15/13	A3	1,000	780,013

Beverages — 1.0%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
5.35%	11/15/17	Aa3	3,500	3,776,181
Pepsico, Inc.,
Sr. Unsec’d. Notes
7.90%	11/01/18	Aa2	2,500	3,064,118

				6,840,299

Capital Markets — 3.4%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.35%	01/15/16	A1	2,000	1,826,454
6.125%	02/15/33(a)	A1	3,250	2,962,889
6.15%	04/01/18	A1	3,500	3,363,363
Merrill Lynch & Co., Inc.,
Notes(a)
6.875%	04/25/18	A2	3,000	3,138,078
Sr. Unsec’d. Notes
6.40%	08/28/17	A2	1,500	1,502,801
Sr. Unsec’d. Notes MTN
6.05%(c)	08/15/12	A2	4,000	3,946,316
Morgan Stanley,
Sr. Unsec’d. Notes
5.30%	03/01/13(a)	A2	2,000	1,813,782
6.75%	04/15/11	A2	3,000	2,951,778
Sr. Unsec’d. Notes, MTN
6.625%	04/01/18	A2	2,500	2,193,225

				23,698,686

Commercial Banks — 1.3%
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.25%	10/23/12	Aa1	5,000	5,092,675
5.625%	12/11/17(a)	Aa1	1,500	1,564,916
Wells Fargo Bank NA,
Sub. Notes
6.45%	02/01/11	Aa1	2,500	2,591,355

				9,248,946

Communication Equipment — 0.3%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.50%	02/22/16	A1	1,750	1,853,558

Computers & Peripherals — 0.4%
Electronic Data Systems Corp.,
Sr. Unsec’d. Notes
6.00%	08/01/13	A2	2,500	2,590,575

Consumer Finance — 0.9%
HSBC Finance Corp.,
Notes(a)
5.50%	01/19/16	Aa3	1,000	949,701
Sr. Unsec’d. Notes
6.375%	10/15/11	Aa3	5,000	4,919,255

				5,868,956

Diversified Financial Services — 3.7%
Bank of America Corp.,(a)
Sr. Unsec’d. Notes
5.75%	12/01/17	Aa2	4,000	3,993,764
Sub. Notes
7.40%	01/15/11	Aa3	3,000	3,071,589

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

			Principal
Interest	Maturity	Moody’s	Amount	Value
Rate	Date	Ratings†	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Diversified Financial Services (cont’d.)
Citigroup, Inc.,
Notes(a)
6.50%	01/18/11	A2	$3,000	$3,013,161
Sr. Unsec’d. Notes
6.50%	08/19/13	A2	2,500	2,522,715
6.875%	03/05/38(a)	A2	3,000	3,413,661
Sub. Notes(a)
5.50%	02/15/17	A3	2,000	1,819,598
JPMorgan Chase & Co.,(a)
Sr. Notes
6.00%	01/15/18	Aa2	5,000	5,277,620
Sr. Unsec’d. Notes
6.40%	05/15/38	Aa2	2,000	2,365,920

				25,478,028

Diversified Telecommunication Services — 2.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
6.30%	01/15/38(a)	A2	1,500	1,585,665
6.50%	09/01/37	A2	1,000	1,076,990
New Cingular Wireless Services, Inc.,
Sr. Unsec’d. Notes
8.125%	05/01/12	A2	3,000	3,217,107
SBC Communications, Inc.,
Sr. Unsec’d. Notes
6.15%	09/15/34	A2	1,000	1,027,790
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.25%	04/15/13	A3	3,000	3,011,475
8.75%	11/01/18	A3	2,500	2,933,055
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3	2,000	2,217,796

				15,069,878

Electric Utilities — 4.0%
Commonwealth Edison Co.,
First Mortgage
6.15%	09/15/17	Baa2	3,000	2,789,544
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.95%	06/15/11	A3	3,500	3,397,446
Georgia Power Co.,
Sr. Unsec’d. Notes
6.00%	11/01/13	A2	1,500	1,576,707
MidAmerican Energy Holdings Co.,
Sr. Notes
5.75%	04/01/18	Baa1	1,500	1,463,181
Northern States Power,
First Mortgage(a)
5.25%	03/01/18	A2	1,500	1,494,507
PacifiCorp,
First Mortgage
5.75%	04/01/37	A3	2,500	2,469,820
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.75%	03/01/31	Baa2	4,250	4,255,147
PSE&G Power LLC,
Gtd. Notes
6.95%	06/01/12	Baa1	3,500	3,453,345
7.75%	04/15/11	Baa1	3,000	2,996,550
Southern Power Co.,
Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	4,000	3,560,720

				27,456,967

Food & Staples Retailing — 1.6%
Target Corp.,
Sr. Unsec’d. Notes
6.00%	01/15/18(a)	A2	4,500	4,357,008
7.00%	01/15/38	A2	1,000	926,795
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/11(a)	Aa2	1,500	1,534,728
6.50%	08/15/37	Aa2	3,500	4,155,599

				10,974,130

Food Products — 1.5%
General Mills, Inc.,
Sr. Unsec’d. Notes
6.00%	02/15/12	Baa1	2,421	2,511,468
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.625%	11/01/11	Baa2	3,750	3,831,701
6.125%	02/01/18	Baa2	2,500	2,449,742
6.25%	06/01/12	Baa2	1,500	1,551,359

				10,344,270

Industrial Conglomerates — 1.7%
General Electric Capital Corp.,
Sr. Unsec’d. Notes
5.25%	10/19/12(a)	Aaa	3,500	3,525,239
5.625%	09/15/17	Aaa	3,500	3,520,804
Sr. Unsec’d. Notes, MTN(a)
6.75%	03/15/32	Aaa	4,250	4,518,710

				11,564,753

Insurance — 0.7%
MetLife, Inc.,
Sr. Unsec’d. Notes
5.70%	06/15/35	A2	6,000	4,885,950

Machinery — 0.2%
John Deere Capital Corp.,
Sr. Unsec’d. Notes
7.00%	03/15/12	A2	1,500	1,555,698

Media — 2.5%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa2	2,000	2,240,716
Comcast Corp.,
Gtd. Notes
6.95%	08/15/37	Baa2	4,500	4,738,734

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008
			Principal
Interest	Maturity	Moody’s	Amount	Value
Rate	Date	Ratings†	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Media (cont’d.)
Time Warner, Inc.,
Gtd. Notes
6.875%	05/01/12(a)	Baa2	$7,500	$7,205,220
7.70%	05/01/32	Baa2	1,750	1,752,158
Walt Disney Co. (The),
Sr. Unsec’d. Notes
6.375%	03/01/12	A2	1,500	1,598,230

				17,535,058

Metals & Mining — 0.2%
Rio Tinto Finance USA Ltd.,
Gtd. Notes, (Australia)
5.875%	07/15/13	Baa1	1,500	1,194,770

Multi-Utilities — 2.3%
Duke Energy Carolinas LLC,
First Mortgage
5.75%	11/15/13	A2	1,500	1,551,350
Sr. Unsec’d. Notes
6.25%	01/15/12	A3	2,900	3,004,913
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
5.625%	11/30/17	A3	2,000	2,048,382
6.05%	03/01/34	A3	5,500	5,841,324
8.25%	10/15/18	A3	1,500	1,802,192
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
8.875%	11/15/38	Baa1	1,500	1,898,344

				16,146,505

Oil, Gas & Consumable Fuels — 2.5%
Conoco, Inc.,
Sr. Unsec’d. Notes
6.95%	04/15/29	A1	3,000	3,228,303
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.85%	09/15/12	Baa2	6,000	5,494,794
5.95%	02/15/18	Baa2	1,000	853,465
6.75%	03/15/11	Baa2	2,000	1,945,282
Sr. Unsec’d. Notes, MTN(a)
6.95%	01/15/38	Baa2	2,250	1,819,681
Marathon Oil Corp.,
Sr. Unsec’d. Notes
5.90%	03/15/18	Baa1	3,000	2,505,495
Spectra Energy Capital LLC,
Gtd. Notes
6.20%	04/15/18	Baa1	2,000	1,735,500

				17,582,520

Paper & Forest Products — 0.2%
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
6.75%	03/15/12	Baa2	1,500	1,342,725

Pharmaceuticals — 1.3%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.875%	05/15/16	A1	4,450	4,819,648
Wyeth,
Sr. Unsec’d. Notes
5.95%	04/01/37	A3	3,750	4,163,576

				8,983,224

TOTAL CORPORATE BONDS
(cost $224,959,767)				226,113,109

TOTAL LONG-TERM INVESTMENTS
(cost $944,662,128)				673,289,957

			Shares

SHORT-TERM INVESTMENT — 22.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $157,441,071; includes $142,350,236 of cash collateral for securities on loan)(b)(w) (Note 4)			157,441,071	$157,441,071

TOTAL INVESTMENTS(o) — 120.3%
(cost $1,102,103,199)				830,731,028
Liabilities in excess of other assets — (20.3)%				(140,305,177)

NET ASSETS — 100.0%				$690,425,851

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $135,029,255; cash collateral of $142,350,236 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(o)	As of December 31, 2008, 4 securities representing $36,555,560 and 5.3% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$568,062,359	—
Level 2 – Other Significant Observable Inputs	262,668,669	—
Level 3 – Significant Unobservable Inputs	—

Total	$830,731,028	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(20.6% represents investments purchased with collateral
from securities on loan)	22.8%
Diversified Telecommunication Services	10.4
Commercial Banks	9.4
Multi-Utilities	7.9
Diversified Financial Services	5.8
Chemicals	4.8
Pharmaceuticals	4.6
Electric Utilities	4.5
Capital Markets	4.4
Oil, Gas & Consumable Fuels	4.2
Media	3.4
Insurance	3.3
Industrial Conglomerates	2.8
Household Durables	2.4
Diversified Consumer Services	2.0
Thrifts & Mortgage Finance	1.9
Communication Equipment	1.9
Machinery	1.8
Auto Components	1.6
Food & Staples Retailing	1.6
Automobiles	1.5
Food Products	1.5
Textiles, Apparel & Luxury Goods	1.4
Aerospace & Defense	1.0
Wireless Telecommunication Services	1.0
Beverages	1.0
Airlines	1.0
Paper & Forest Products	1.0
Tobacco	1.0
IT Services	1.0
Consumer Finance	0.9
Healthcare Providers & Services	0.8
Healthcare Equipment & Supplies	0.7
Computers & Peripherals	0.7
Energy Equipment & Services	0.5
Commercial Services & Supplies	0.4
Semiconductors & Semiconductor Equipment	0.4
Containers & Packaging	0.4
Electronic Equipment & Instruments	0.4
Metals & Mining	0.4
Internet & Catalog Retail	0.3
Biotechnology	0.3
Internet Software & Services	0.2
Building & Building Products	0.2
Healthcare Technology	0.2
Software	0.2
Electrical Equipment	0.2
Life Science Tools & Services	0.1
Automobile Manufacturers	0.1

120.3
Liabilities in excess of other assets	(20.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $135,029,255:
Unaffiliated investments (cost $944,662,128)	$673,289,957
Affiliated investments (cost $157,441,071)	157,441,071
Cash	2,089,135
Dividends and interest receivable	5,064,922
Receivable for investments sold	641,222
Receivable for fund share sold	370,519
Prepaid expenses	11,605

Total Assets	838,908,431

LIABILITIES:
Payable to broker for collateral for securities on loan	142,350,236
Payable for investments purchased	5,789,876
Advisory fees payable	215,796
Accrued expenses and other liabilities	106,255
Payable for fund share repurchased	16,826
Shareholder servicing fees payable	3,591

Total Liabilities	148,482,580

NET ASSETS	$690,425,851

Net assets were comprised of:
Paid-in capital	$1,103,286,199
Retained earnings	(412,860,348)

Net assets, December 31, 2008	$690,425,851

Net asset value and redemption price per share, $690,425,851 / 94,201,525 outstanding shares of beneficial interest	$7.33

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $968,203 foreign withholding tax)	$24,732,812
Unaffiliated interest income	22,404,732
Affiliated income from securities lending, net	3,211,586
Affiliated dividend income	408,945

50,758,075

EXPENSES
Advisory fees	9,451,355
Shareholder servicing fees and expenses	879,305
Custodian and accounting fees	357,000
Loan interest expense (Note 7)	92,551
Audit fee	26,000
Trustees’ fees	23,000
Transfer agent’s fees and expenses	19,000
Insurance expenses	15,000
Legal fees and expenses	11,000
Shareholders’ reports	8,000
Miscellaneous	19,392

Total expenses	10,901,603

NET INVESTMENT INCOME	39,856,472

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(181,107,632)
Foreign currency transactions	(226,620)

(181,334,252)

Net change in unrealized appreciation (depreciation) on:
Investments	(312,185,271)
Foreign currencies	(25,045)

(312,210,316)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(493,544,568)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(453,688,096)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$39,856,472	$25,415,115
Net realized gain (loss) on investment and foreign currency transactions	(181,334,252)	21,396,267
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(312,210,316)	17,140,138

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(453,688,096)	63,951,520

DISTRIBUTIONS	(46,811,382)	(5,265,246)

FUND SHARE TRANSACTIONS:
Fund share sold [67,258,715 and 69,338,733 shares, respectively]	632,340,875	785,601,730
Fund share issued in reinvestment of distributions [4,544,794 and 459,446 shares, respectively]	46,811,382	5,265,246
Fund share repurchased [93,246,403 and 3,154,558 shares, respectively]	(828,000,703)	(35,122,365)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(148,848,446)	755,744,611

TOTAL INCREASE (DECREASE) IN NET ASSETS	(649,347,924)	814,430,885
NET ASSETS:
Beginning of year	1,339,773,775	525,342,890

End of year	$690,425,851	$1,339,773,775

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 98.0%
		Value
COMMON STOCKS — 78.9%	Shares	(Note 2)

Aerospace & Defense — 0.9%
Cubic Corp	192,939	$5,247,941
Taser International, Inc.*(a)	420,233	2,218,830

		7,466,771

Airlines — 1.3%
Cathay Pacific Airways Ltd. (Hong Kong)	9,035,000	10,205,080

Automobiles — 1.6%
DaimlerChrysler AG (Germany)(a)	66,615	2,550,022
General Motors Corp.(a)	782,874	2,505,197
Honda Motor Ltd. Co., ADR (Japan)	183,781	3,921,887
Toyota Motor Corp., ADR (Japan)(a)	52,041	3,405,563

		12,382,669

Automotive Components — 0.7%
Amerigon, Inc.*(a)	143,778	468,716
GKN PLC (United Kingdom)	3,542,643	4,940,641

		5,409,357

Biotechnology — 0.9%
Martek Biosciences Corp.(a)	224,918	6,817,265

Building Products — 0.5%
Ameron International Corp.	62,556	3,936,023

Capital Markets — 1.0%
Credit Suisse Group, ADR (Switzerland)(a)	113,226	3,199,767
Deutsche Bank AG (Germany)(a)	49,915	2,031,041
UBS AG (Switzerland)*	191,482	2,738,193

		7,969,001

Chemicals — 5.9%
Flotek Industries, Inc.*(a)	123,737	311,817
Koppers Holdings, Inc.	140,094	3,028,832
LSB Industries, Inc.*(a)	130,079	1,082,257
Monsanto Co.	182,064	12,808,202
Mosaic Co. (The).	190,823	6,602,476
NewMarket Corp.	104,608	3,651,865
Potash Corp. of Saskatchewan, Inc. (Canada)	132,962	9,735,478
Sigma-Aldrich Corp.(a)	210,248	8,880,876

		46,101,803

Commercial Banks — 4.0%
Allied Irish Banks PLC, ADR (Ireland)(a)	136,420	639,810
Bank of East Asia Ltd. (Hong Kong)	3,493,000	7,368,034
Barclays PLC, ADR (United Kingdom)(a)	143,746	1,408,711
BOC Hong Kong Holdings Ltd. (Hong Kong)	7,648,000	8,753,813
Canadian Imperial Bank of Commerce (Canada)	82,722	3,453,644
KB Financial Group, Inc., ADR (South Korea)*	89,671	2,349,380
Lloyds TSB Group PLC, ADR (United Kingdom)(a)	154,975	1,193,308
Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	626,135	3,888,298
Royal Bank of Scotland Group PLC (United Kingdom)	2,865,118	2,034,949
Royal Bank of Scotland Group PLC, ADR (United Kingdom)(a)	36,228	553,926

		31,643,873

Commercial Services & Supplies — 0.7%
Copart, Inc.*(a)	85,129	2,314,658
GeoEye, Inc.*(a)	122,325	2,352,310
Herman Miller, Inc.	91,278	1,189,352

		5,856,320

Communications Equipment — 2.9%
Nokia Corp., ADR (Finland)(a)	569,345	8,881,782
Research In Motion Ltd. (Canada)*(a)	346,280	14,052,042

		22,933,824

Computers & Peripherals — 1.8%
Apple, Inc.*	124,576	10,632,561
Immersion Corp.*(a)	201,958	1,189,533
Western Digital Corp.*	228,737	2,619,039

		14,441,133

Construction & Engineering — 0.7%
Foster Wheeler Ltd.*(a)	226,856	5,303,893

Containers & Packaging — 0.6%
Owens-Illinois, Inc.*	159,081	4,347,684

Diversified Consumer Services — 5.5%
Apollo Group, Inc. (Class A Stock)*(a)	422,376	32,362,449
Capella Education Co.*(a)	117,862	6,925,571
DeVry, Inc.	72,137	4,141,385

		43,429,405

Diversified Financial Services — 0.9%
Citigroup, Inc.(a)	766,910	5,145,966
ING Groep NV, ADR (Netherlands)(a)	166,739	1,850,803

		6,996,769

Diversified Telecommunication Services — 10.1%
AT&T, Inc.	533,382	15,201,387
BT Group PLC (United Kingdom)	4,220,939	8,204,836
Deutsche Telekom AG, ADR (Germany)(a)	302,216	4,623,905
France Telecom SA, ADR (France)	167,908	4,713,177
Nippon Telegraph & Telephone Corp., ADR (Japan)(a)	268,012	7,287,246
PCCW Ltd. (Hong Kong)	33,320,000	15,997,164

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Diversified Telecommunication Services (cont’d.)
Premiere Global Services, Inc.*	397,000	$3,418,170
Telecom Italia SpA, ADR (Italy)(a)	224,159	3,642,584
Telefonica SA, ADR (Spain)(a)	244,125	16,451,584

		79,540,053

Electric Utilities — 0.5%
Korea Electric Power Corp., ADR (South Korea)*	320,925	3,725,939

Electrical Equipment — 0.5%
EnerSys*(a)	322,169	3,543,859

Electronic Equipment & Instruments — 1.1%
Plexus Corp.*(a)	290,117	4,917,483
Rofin-Sinar Technologies, Inc.*(a)	199,226	4,100,071

		9,017,554

Energy Equipment & Services — 1.3%
Bristow Group, Inc.*(a)	160,627	4,303,197
Dawson Geophysical Co.*(a)	48,718	867,667
GulfMark Offshore, Inc.*	150,954	3,591,196
NATCO Group, Inc. (Class A Stock)*(a)	122,721	1,862,905

		10,624,965

Healthcare Equipment & Supplies — 2.3%
Intuitive Surgical, Inc.*(a)	94,237	11,967,157
Invacare Corp.	208,684	3,238,776
Quidel Corp.*(a)	235,622	3,079,579

		18,285,512

Healthcare Providers & Services — 3.9%
Air Methods Corp.*(a)	83,376	1,333,182
Amedisys, Inc.*(a)	240,948	9,960,790
Express Scripts, Inc.*	256,679	14,112,212
HMS Holdings Corp.*(a)	164,259	5,177,444

		30,583,628

Healthcare Technology — 0.5%
Phase Forward, Inc.*(a)	296,842	3,716,462

Household Durables — 0.3%
Sony Corp., ADR (Japan)(a)	117,819	2,576,701

Industrial Conglomerates — 1.4%
General Electric Co.	566,631	9,179,422
McDermott International, Inc.*(a)	222,421	2,197,520

		11,376,942

Insurance — 1.3%
Aegon NV (Netherlands)	370,282	2,240,206
Allianz SE, ADR (Germany)	311,541	3,373,989
AmTrust Financial Services, Inc.	409,308	4,747,973

		10,362,168

Internet & Catalog Retail — 0.4%
Gaiam, Inc. (Class A Stock)*(a)	127,348	588,348
Priceline.com, Inc.*(a)	37,608	2,769,829

		3,358,177

Internet Software & Services — 1.4%
Baidu.com, Inc., ADR (China)*(a)	40,561	5,296,050
Blue Coat Systems, Inc.*(a)	262,889	2,208,267
S1 Corp.*(a)	406,981	3,211,080

		10,715,397

IT Services — 1.2%
LogicaCMG PLC (United Kingdom)	9,917,581	9,838,729

Life Science Tools & Services — 0.3%
Bruker Corp.*(a)	670,986	2,710,783

Machinery — 3.2%
Ampco-Pittsburgh Corp.	68,337	1,482,913
Chart Industries, Inc.*	157,931	1,678,807
CIRCOR International, Inc.(a)	114,875	3,159,062
Deere & Co.	248,110	9,507,575
Dynamic Materials Corp.	49,022	946,615
Joy Global, Inc.(a)	168,089	3,847,557
Lindsay Corp.(a)	35,860	1,139,989
Robbins & Myers, Inc.	82,818	1,339,167
Sun Hydraulics Corp.	110,076	2,073,832

		25,175,517

Media — 1.0%
ITV PLC (United Kingdom)	14,039,079	8,023,427

Metals & Mining — 0.9%
Hecla Mining Co.*(a)	756,942	2,119,437
Olympic Steel, Inc.	72,629	1,479,453
Steel Dynamics, Inc.	292,804	3,273,549

		6,872,439

Oil, Gas & Consumable Fuels — 2.1%
Murphy Oil Corp.(a)	181,546	8,051,565
Petro-Canada (Canada)	114,762	2,512,140
Petroquest Energy, Inc.*(a)	320,825	2,168,777
Repsol YPF SA, ADR (Spain)(a)	162,777	3,501,334

		16,233,816

Pharmaceuticals — 6.1%
Novo Nordisk A/S, ADR (Denmark)	312,638	16,066,467
Perrigo Co.(a)	92,319	2,982,827
Pfizer, Inc.	850,573	15,063,648
Teva Pharmaceutical Industries Ltd., ADR (Israel)(a)	327,604	13,946,102

		48,059,044

Semiconductors & Semiconductor Equipment — 0.8%
MEMC Electronic Materials, Inc.*	228,653	3,265,165
Monolithic Power Systems, Inc.*(a)	228,839	2,885,660

		6,150,825

Software — 4.8%
Activision Blizzard, Inc.*	928,836	8,025,143
Advent Software, Inc.*(a)	180,808	3,610,736
Microsoft Corp.(a)	579,435	11,264,216
Oracle Corp.*	833,778	14,782,884

		37,682,979

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Textiles, Apparel & Luxury Goods — 1.8%
Deckers Outdoor Corp.*(a)	22,751	$1,817,123
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	6,272,000	12,452,689

		14,269,812

Wireless Telecommunication Services — 1.8%
Millicom International Cellular SA (Luxembourg)(a)	143,792	6,457,699
NTT DoCoMo, Inc., ADR (Japan)	396,020	7,769,912

		14,227,611

TOTAL COMMON STOCKS
(cost $1,023,609,735)		621,913,209

			Moody’s	Principal
Interest	Maturity		Ratings†	Amount
Rate	Date		(Unaudited)	(000)#

CORPORATE BONDS — 19.1%
Aerospace & Defense — 0.7%
Electronic Data Systems Corp.,
Sr. Unsec’d. Notes
6.00%	08/01/13		A2	$1,500	1,554,345
United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15		A2	3,550	3,460,473

					5,014,818

Automobiles — 0.1%
Daimler Finance North America LLC,
Gtd. Notes(a)
6.50%	11/15/13		A3	1,000	780,013

Beverages — 0.5%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
5.35%	11/15/17		Aa3	2,000	2,157,818

PepsiCo, Inc.
Sr. Unsec’d. Notes
7.90%	11/01/18		Aa2	1,500	1,838,471

					3,996,289

Capital Markets — 1.9%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.35%	01/15/16		A1	1,000	913,227
6.125%	02/15/33	(a)	A1	1,850	1,686,567
6.15%	04/01/18		A1	2,000	1,921,922
Merrill Lynch & Co., Inc.,
Notes, MTN(a)
6.875%	04/25/18		Aa2	2,000	2,092,052
Sr. Unsec’d. Notes
6.40%	08/28/17		A2	1,000	1,001,867
Sr. Unsec’d. Notes, MTN
6.05%	08/15/12		A2	2,500	2,466,447
Morgan Stanley,
Sr. Unsec’d. Notes
5.30%	03/01/13		A2	1,500	1,360,337
6.75%	04/15/11		A2	2,000	1,967,852
Sr. Unsec’d. Notes, MTN
6.625%	04/01/18		A2	1,500	1,315,935

					14,726,206

Commercial Banks — 0.8%
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.25%	10/23/12		Aa1	3,000	3,055,605
5.625%	12/11/17	(a)	Aa1	1,000	1,043,277
Wells Fargo Bank NA,
Sub. Notes
6.45%	02/01/11		Aa1	2,000	2,073,084

					6,171,966

Communication Equipment — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.50%	02/22/16		A1	750	794,382

Consumer Finance — 0.5%
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.50%	01/19/16	(a)	Aa3	1,000	949,701
6.375%	10/15/11		Aa3	2,600	2,558,013

					3,507,714

Diversified Financial Services — 2.3%
Bank of America Corp.,(a)
Sr. Sub. Notes
7.40%	01/15/11		Aa3	2,000	2,047,726
Sr. Unsec’d. Notes
5.75%	12/01/17		Aa2	2,500	2,496,102
Citigroup, Inc.,
Sr. Unsec’d. Notes
6.50%	01/18/11	(a)	A2	2,000	2,008,774
6.50%	08/19/13		A2	2,000	2,018,172
6.875%	03/05/38		A2	2,000	2,275,774
Sub. Notes(a)
5.50%	02/15/17		A3	2,000	1,819,598
JPMorgan Chase & Co.,(a)
Sr. Unsec’d. Notes
6.00%	01/15/18		Aa2	3,000	3,166,572
6.40%	05/15/38		Aa2	1,500	1,774,440

					17,607,158

Diversified Telecommunication Services — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
6.15%	09/15/34		A2	1,000	1,027,790
6.30%	01/15/38	(a)	A2	1,000	1,057,110
6.50%	09/01/37		A2	1,000	1,076,990
SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

			Moody’s	Principal
Interest	Maturity		Ratings†	Amount	Value
Rate	Date		(Unaudited)	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Diversified Telecommunication Services (cont’d.)
New Cingular Wireless Services, Inc.,
Sr. Unsec’d. Notes
8.125%	05/01/12		A2	$2,000	$2,144,738
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.25%	04/15/13	(a)	A3	2,000	2,007,650
8.75%	11/01/18		A3	1,500	1,759,833
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30		A3	1,250	1,386,122

					10,460,233

Electric Utilities — 2.4%
Commonwealth Edison Co.,
First Mortgage
6.15%	09/15/17		Baa2	2,000	1,859,696
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.95%	06/15/11		A3	2,500	2,426,748
Georgia Power Co.,
Sr. Unsec’d. Notes
6.00%	11/01/13		A2	1,000	1,051,138
Midamerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.75%	04/01/18		Baa1	1,000	975,454
Northern States Power Co. (MN),
First Mortgage
5.25%	03/01/18		A2	1,000	996,338
PacifiCorp,
First Mortgage
5.75%	04/01/37		A3	1,500	1,481,892
Progress Energy, Inc.,
Sr. Unsec’d. Notes(a)
7.75%	03/01/31		Baa2	2,950	2,953,572
PSEG Power LLC,
Gtd. Notes
6.95%	06/01/12		Baa1	2,000	1,973,340
7.75%	04/15/11		Baa1	3,000	2,996,550
Southern Power Co.,
Sr. Unsec’d. Notes
4.875%	07/15/15		Baa1	2,750	2,447,995

					19,162,723

Food & Staples Retailing — 0.9%
Target Corp.,
Sr. Unsec’d. Notes
6.00%	01/15/18	(a)	A2	3,000	2,904,672
7.00%	01/15/38		A2	500	463,397
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/11	(a)	Aa2	1,000	1,023,152
6.50%	08/15/37		Aa2	2,500	2,968,285

					7,359,506

Food Products — 0.9%
General Mills, Inc.,
Sr. Unsec’d. Notes
6.00%	02/15/12		Baa1	2,250	2,334,078
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.625%	11/01/11		Baa2	2,300	2,350,110
6.125%	02/01/18		Baa2	1,500	1,469,846
6.25%	06/01/12		Baa2	1,000	1,034,239

					7,188,273

Industrial Conglomerates — 1.2%
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.25%	10/19/12		Aaa	2,500	2,518,028
5.625%	09/15/17		Aaa	2,500	2,514,860
6.75%	03/15/32	(a)	Aaa	3,250	3,455,484
John Deere Capital Corp.,
Sr. Unsec’d. Notes
7.00%	03/15/12		A2	1,000	1,037,132

					9,525,504

Insurance — 0.3%
MetLife, Inc.,
Sr. Unsec’d. Notes
5.70%	06/15/35		A2	2,850	2,320,826

Media — 1.6%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		Baa2	1,500	1,680,537
Comcast Corp.,
Gtd. Notes
6.95%	08/15/37		Baa2	3,000	3,159,156
Time Warner, Inc.,
Gtd. Notes
6.875%	05/01/12	(a)	Baa2	5,500	5,283,828
7.70%	05/01/32		Baa2	1,600	1,601,973
Walt Disney Co. (The),
Sr. Unsec’d. Notes
6.375%	03/01/12		A2	1,000	1,065,487

					12,790,981

Metals & Mining — 0.1%
Rio Tinto Finance USA Ltd,
Gtd. Notes (Australia)
5.875%	07/15/13		Baa1	1,000	796,513

Multi-Utilities — 1.3%
Duke Energy Carolinas LLC,
First Mortgage
5.75%	11/15/13		A2	1,000	1,034,233
Sr. Unsec’d. Notes
6.25%	01/15/12		A3	1,675	1,735,596
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
5.625%	11/30/17		A3	1,500	1,536,287
6.05%	03/01/34		A3	3,350	3,557,898
8.25%	10/15/18		A3	1,000	1,201,461

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Multi-Utilities (cont’d.)
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
8.875%	11/15/38	Baa1	$1,000	$1,265,563

				10,331,038

Oil, Gas & Consumable Fuels — 1.5%
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.95%	04/15/29	A1	2,000	2,152,202
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.85%	09/15/12	Baa2	3,500	3,205,296
5.95%	02/15/18	Baa2	1,000	853,465
6.75%	03/15/11	Baa2	1,500	1,458,961
Sr. Unsec’d. Notes, MTN(a)
6.95%	01/15/38	Baa2	1,500	1,213,121
Marathon Oil Corp.,
Sr. Unsec’d. Notes
5.90%	03/15/18	Baa1	2,000	1,670,330
Spectra Energy Capital LLC,
Gtd. Notes
6.20%	04/15/18	Baa1	1,500	1,301,625

				11,855,000

Paper & Forest Products — 0.1%
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
6.75%	03/15/12	Baa2	1,000	895,150

Pharmaceuticals — 0.6%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.875%	05/15/16	A1	2,400	2,599,361

Wyeth,
Sr. Unsec’d. Notes
5.95%	04/01/37	A3	2,000	2,220,574

				4,819,935

TOTAL CORPORATE BONDS
(cost $149,171,309)				150,104,228

TOTAL LONG-TERM INVESTMENTS
(cost $1,172,781,044)				772,017,437

	Shares

SHORT-TERM INVESTMENT — 25.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $198,137,282; includes $185,780,613 of cash collateral for securities on loan)(b)(w) (Note 4)	198,137,282	198,137,282

TOTAL INVESTMENTS (o)— 123.1%
(cost $1,370,918,326)		970,154,719
Liabilities in excess of other assets — (23.1)%		(182,191,722)

NET ASSETS — 100.0%		$787,962,997

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $180,385,111; cash collateral of $185,780,613 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2008, 5 securities representing $54,776,781 and 7.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$765,273,710	—
Level 2 – Other Significant Observable Inputs	204,881,009	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$970,154,719	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (23.6% represents investments purchased with collateral from securities on loan)	25.1%
Diversified Telecommunication Services	11.4
Pharmaceuticals	6.7
Chemicals	5.9
Diversified Consumer Services	5.5
Commercial Banks	4.8
Software	4.8
Healthcare Providers & Services	3.9
Oil, Gas & Consumable Fuels	3.6
Machinery	3.2
Diversified Financial Services	3.2
Communications Equipment	2.9
Electric Utilities	2.9
Capital Markets	2.9
Industrial Conglomerates	2.6
Media	2.6
Healthcare Equipment & Supplies	2.3
Computers & Peripherals	1.8
Textiles, Apparel & Luxury Goods	1.8
Wireless Telecommunication Services	1.8
Automobiles	1.7
Insurance	1.6
Aerospace & Defense	1.6
Internet Software & Services	1.4
Energy Equipment & Services	1.3
Multi-Utilities	1.3
Airlines	1.3
IT Services	1.2
Electronic Equipment & Instruments	1.1
Metals & Mining	1.0
Food & Staples Retailing	0.9
Food Products	0.9
Biotechnology	0.9
Semiconductors & Semiconductor Equipment	0.8
Commercial Services & Supplies	0.7
Automotive Components	0.7
Construction & Engineering	0.7
Containers & Packaging	0.6
Beverages	0.5
Building Products	0.5
Healthcare Technology	0.5
Electrical Equipment	0.5
Consumer Finance	0.5
Internet & Catalog Retail	0.4
Life Science Tools & Services	0.3
Household Durables	0.3
Paper & Forest Products	0.1
Communication Equipment	0.1

123.1
Liabilities in excess of other assets	(23.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $180,385,111:
Unaffiliated investments (cost $1,172,781,044)	$772,017,437
Affiliated investments (cost $198,137,282)	198,137,282
Cash	885,683
Dividends and interest receivable	3,683,752
Receivable for investments sold	427,482
Receivable for fund share sold	91,274
Prepaid expenses	16,014

Total Assets	975,258,924

LIABILITIES:
Payable to broker for collateral for securities on loan	185,780,613
Payable for investments purchased	1,076,205
Advisory fees payable	243,812
Accrued expenses and other liabilities	132,680
Payable for fund share repurchased	58,567
Shareholder servicing fees payable	4,050

Total Liabilities	187,295,927

NET ASSETS	$787,962,997

Net assets were comprised of:
Paid-in capital	$1,401,794,340
Retained earnings	(613,831,343)

Net assets, December 31, 2008	$787,962,997

Net asset value and redemption price per share, $787,962,997 / 114,797,788 outstanding shares of beneficial interest	$6.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,345,952 foreign withholding tax)	$24,322,388
Unaffiliated interest income	16,055,556
Affiliated income from securities lending, net	2,510,852
Affiliated dividend income	566,940

43,455,736

EXPENSES
Advisory fees	12,044,189
Shareholder servicing fees and expenses	1,097,532
Custodian and accounting fees	480,000
Loan interest expense (Note 7)	206,350
Trustees’ fees	27,000
Audit fee	26,000
Transfer agent’s fees and expenses	19,000
Insurance expenses	17,000
Legal fees and expenses	10,000
Shareholders’ reports	9,000
Miscellaneous	4,461

Total expenses	13,940,532

NET INVESTMENT INCOME	29,515,204

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(242,176,566)
Foreign currency transactions	(387,393)

(242,563,959)

Net change in unrealized appreciation (depreciation) on:
Investments	(482,043,851)
Foreign currencies	(43,263)

(482,087,114)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(724,651,073)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(695,135,869)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$29,515,204	$17,831,173
Net realized gain (loss) on investments and foreign currency transactions	(242,563,959)	18,634,693
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(482,087,114)	52,187,932

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(695,135,869)	88,653,798

DISTRIBUTIONS	(36,465,866)	(4,422,489)

FUND SHARE TRANSACTIONS:
Fund share sold [100,676,329 and 94,365,587 shares, respectively]	982,408,322	1,088,521,183
Fund share issued in reinvestment of distributions [3,306,062 and 380,921 shares, respectively]	36,465,866	4,422,489
Fund share repurchased [131,258,220 and 7,068,456 shares, respectively]	(1,176,104,164)	(78,274,932)

INCREASE (DECREASE) NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(157,229,976)	1,014,668,740

TOTAL INCREASE (DECREASE) IN NET ASSETS	(888,831,711)	1,098,900,049
NET ASSETS:
Beginning of year	1,676,794,708	577,894,659

End of year	$787,962,997	$1,676,794,708

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST FOCUS FOUR PLUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 98.7%		Value
COMMON STOCKS — 74.7%	Shares	(Note 2)

Airlines — 1.9%
Alaska Air Group, Inc.*	18,611	$544,372
SkyWest, Inc.	11,670	217,062

		761,434

Auto Components — 1.4%
Lear Corp.*	20,322	28,654
Superior Industries International, Inc.	48,676	512,071

		540,725

Automobiles — 0.9%
DaimlerChrysler AG (Germany)	2,955	113,117
Honda Motor Co. Ltd., ADR (Japan)	5,407	115,385
Toyota Motor Corp., ADR (Japan)	1,960	128,263

		356,765

Capital Markets — 0.5%
Credit Suisse Group, ADR (Switzerland)	4,094	115,697
Deutsche Bank AG (Germany)	2,131	86,710

		202,407

Chemicals — 5.2%
Agrium, Inc.	4,298	146,691
CF Industries Holdings, Inc.	1,546	76,001
Chemtura Corp.	48,944	68,522
Cytec Industries, Inc.	5,595	118,726
Mosaic Co. (The)	11,938	413,055
NewMarket Corp.	1,997	69,715
OM Group, Inc.*	4,244	89,591
Potash Corp. of Saskatchewan, Inc. (Canada)	8,378	613,437
RPM International, Inc.	33,741	448,418

		2,044,156

Commercial Banks — 18.1%
Allied Irish Banks PLC, ADR (Ireland)	4,775	22,395
Banco Santander SA, ADR (Spain)	8,047	76,366
Barclays PLC, ADR (United Kingdom)	6,232	61,074
BB&T Corp.	25,323	695,370
Colonial BancGroup, Inc. (The)	113,564	235,077
Columbia Banking System, Inc.	6,080	72,534
Comerica, Inc.	21,106	418,954
Fifth Third BanCorp.	55,939	462,056
First Bancorp (Puerto Rico)	80,233	893,796
KB Financial Group, Inc., ADR (South Korea)*	2,734	71,631
KeyCorp.	50,998	434,503
Lloyds TSB Group PLC, ADR (United Kingdom)	5,834	44,922
Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	16,846	104,614
Pacific Capital BanCorp.	39,865	672,921
Prosperity Bancshares, Inc.	4,478	132,504
Regions Financial Corp.	52,568	418,441
Royal Bank of Scotland Group PLC, ADR (United Kingdom)	1,781	27,231
SunTrust Banks, Inc.	15,813	467,116
Trustmark Corp.	32,239	696,040
Umpqua Holdings Corp.	46,273	669,570
Webster Financial Corp.	29,613	408,067

		7,085,182

Commercial Services & Supplies — 1.0%
G & K Services, Inc. (Class A Stock)	4,977	100,635
Kelly Services, Inc. (Class A Stock)	15,458	201,109
Spherion Corp.*	31,786	70,247

		371,991

Communications Equipment — 1.1%
Avocent Corp.*	16,631	297,861
Black Box Corp.	5,512	143,974

		441,835

Computers & Peripherals — 0.3%
Hutchinson Technology, Inc.*	11,257	39,174
Western Digital Corp.*	6,261	71,689

		110,863

Diversified Consumer Services — 0.4%
Regis Corp.	11,465	166,586

Diversified Financial Services — 0.2%
ING Groep NV, ADR (Netherlands)	5,800	64,380

Diversified Telecommunication Services — 1.9%
Deutsche Telekom AG, ADR (Germany)	11,455	175,262
France Telecom SA, ADR (France)	6,759	189,725
Nippon Telegraph & Telephone Corp., ADR (Japan)	7,747	210,641
Telecom Italia SpA, ADR (Italy)	9,384	152,490

		728,118

Electric Utilities — 3.1%
Great Plains Energy, Inc.	12,206	235,942
Korea Electric Power Corp., ADR (South Korea)*	12,583	146,089
Northeast Utilities	12,077	290,573
NV Energy, Inc.	24,050	237,854
Westar Energy, Inc.	14,334	293,990

		1,204,448

Electronic Equipment, Instruments & Components — 2.3%
Avnet, Inc.*	11,195	203,861
CTS Corp.	15,041	82,876
Ingram Micro, Inc. (Class A Stock)*	17,309	231,767
Newport Corp.*	13,234	89,727
Tech Data Corp.*	9,030	161,095
Vishay Intertechnology, Inc.*	33,087	113,158

		882,484

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST FOCUS FOUR PLUS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Energy Equipment & Services — 1.8%
ENSCO International, Inc.	4,001	$113,588
Halliburton Co.	23,834	433,302
Noble Corp. (Cayman Islands)	7,413	163,531

		710,421

Healthcare Equipment & Supplies — 0.3%
Invacare Corp.	7,630	118,418

Healthcare Providers & Services — 1.2%
Kindred Healthcare, Inc.*	10,576	137,700
LifePoint Hospitals, Inc.*	10,657	243,406
Medcath Corp.*	8,526	89,011

		470,117

Household Durables — 1.2%
American Greetings Corp. (Class A Stock)	24,591	186,154
Mohawk Industries, Inc.*	4,758	204,451
Sony Corp., ADR (Japan)	4,215	92,182

		482,787

Insurance — 6.9%
Aegon NV (Netherlands)	14,115	85,396
Allianz SE, ADR (Germany)	10,515	113,877
American Financial Group, Inc.	11,367	260,077
AXA SA, ADR (France)	6,199	139,292
Cincinnati Financial Corp.	26,588	772,913
Hanover Insurance Group, Inc. (The)	7,123	306,075
HCC Insurance Holdings, Inc.	14,437	386,190
Presidential Life Corp.	9,690	95,834
Safety Insurance Group, Inc.	4,171	158,748
W.R. Berkely Corp.	12,349	382,819

		2,701,221

IT Services — 0.3%
CIBER, Inc.*	24,125	116,041

Leisure Equipment & Products — 0.4%
JAKKS Pacific, Inc.*	6,854	141,398

Life Science Tools & Services — 0.1%
eResearchTechnology, Inc.*	8,111	53,776

Machinery — 3.8%
Briggs & Stratton Corp.	65,175	1,146,428
Flowserve Corp.	1,543	79,465
Gardner Denver, Inc.*	2,541	59,307
Gorman-Rupp Co. (The)	3,376	105,061
Wabash National Corp.	18,376	82,692

		1,472,953

Media — 0.6%
Live Nation, Inc.*	14,696	84,355
Scholastic Corp.	10,699	145,292

		229,647

Metals & Mining — 1.4%
Cliffs Natural Resources, Inc.	2,490	63,769
Compass Minerals International, Inc.	1,737	101,892
Nucor Corp.	8,644	399,353

		565,014

Multi-Utilities — 2.1%
CH Energy Group, Inc.	4,501	231,306
DTE Energy Co.	16,739	597,080

		828,386

Oil, Gas & Consumable Fuels — 7.0%
Apache Corp.	9,138	681,055
Berry Petroleum Co. (Class A Stock)	2,403	18,167
Devon Energy Corp.	12,439	817,367
EOG Resources, Inc.	6,724	447,684
Hess Corp.	8,836	473,963
Overseas Shipholding Group, Inc.	3,804	160,186
Quicksilver Resources, Inc.*	4,155	23,143
Repsol YPF SA, ADR (Spain)	4,721	101,549

		2,723,114

Paper & Forest Products — 1.0%
Buckeye Technologies, Inc.*	18,245	66,412
MeadWestvaco Corp.	29,913	334,726

		401,138

Real Estate Investment Trusts — 0.4%
Colonial Properties Trust	7,761	64,649
Medical Properties Trust, Inc.	15,115	95,376

		160,025

Road & Rail — 0.2%
Ryder System, Inc.	1,991	77,211

Semiconductors & Semiconductor Equipment — 0.8%
Fairchild Semiconductor International, Inc.*	26,261	128,416
Integrated Device Technology, Inc.*	30,863	173,142

		301,558

Specialty Retail — 1.3%
Aeropostale, Inc.*	4,315	69,472
Borders Group, Inc.*	52,176	20,870
Brown Shoe Co., Inc.	11,211	94,957
Group 1 Automotive, Inc.	7,469	80,441
Gymboree Corp.*	3,391	88,471
OfficeMax, Inc.	10,895	83,238
Sonic Automotive, Inc. (Class A Stock)	11,346	45,157
Zale Corp.*	7,679	25,571

		508,177

Textiles, Apparel & Luxury Goods — 0.2%
Movado Group, Inc.	7,766	72,923

Thrifts & Mortgage Finance — 2.2%
First Niagara Financial Group, Inc.	52,278	845,335

Tobacco — 1.2%
Universal Corp.	15,415	460,446

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST FOCUS FOUR PLUS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Trading Companies & Distributors — 0.4%
United Rentals, Inc.*	15,450	$140,904

Wireless Telecommunication Services — 1.6%
NTT DoCoMo, Inc., ADR (Japan)	13,106	257,140
Telephone & Data Systems, Inc.	6,827	216,757
Vodafone Group PLC, ADR (United Kingdom)	6,640	135,722

		609,619

TOTAL COMMON STOCKS
(cost $31,759,896)		29,152,003

REGISTERED INVESTMENT COMPANY — 24.0%
Affiliated Mutual Fund — 24.0%
AST Western Asset Core Plus Bond Portfolio (cost $9,252,785)(w)	992,721	9,381,212

TOTAL LONG-TERM INVESTMENTS
(cost $41,012,681)		38,533,215

SHORT-TERM INVESTMENT — 6.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $2,600,332)(w)(Note 4)	2,600,332	2,600,332

TOTAL INVESTMENTS — 105.4%
(cost $43,613,013)		41,133,547
Liabilities in excess of other assets — (5.4)%		(2,093,674)

NET ASSETS — 100.0%		$39,039,873

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series and co-manager of AST Western Asset Core Plus Bond Portfolio.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$41,133,547	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$41,133,547	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Mutual Fund	24.0%
Commercial Banks	18.1
Oil, Gas & Consumable Fuels	7.0
Insurance	6.9
Affiliated Money Market Mutual Fund	6.7
Chemicals	5.2
Machinery	3.8
Electric Utilities	3.1
Electronic Equipment, Instruments & Components	2.3
Thrifts & Mortgage Finance	2.2
Multi-Utilities	2.1
Airlines	1.9
Diversified Telecommunication Services	1.9
Energy Equipment & Services	1.8
Wireless Telecommunication Services	1.6
Metals & Mining	1.4
Auto Components	1.4
Specialty Retail	1.3
Household Durables	1.2
Healthcare Providers & Services	1.2
TobacCo.	1.2
Communications Equipment	1.1
Paper & Forest Products	1.0
Commercial Services & Supplies	1.0
Automobiles	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST FOCUS FOUR PLUS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Semiconductors & Semiconductor Equipment	0.8%
Media	0.6
Capital Markets	0.5
Diversified Consumer Services	0.4
Real Estate Investment Trusts	0.4
Leisure Equipment & Products	0.4
Trading Companies & Distributors	0.4
Healthcare Equipment & Supplies	0.3
IT Services	0.3
Computers & Peripherals	0.3
Road & Rail	0.2
Textiles, Apparel & Luxury Goods	0.2
Diversified Financial Services	0.2
Life Science Tools & Services	0.1

105.4
Liabilities in excess of other assets	(5.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST FOCUS FOUR PLUS PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $31,759,896)	$29,152,003
Affiliated investments (cost $11,853,117)	11,981,544
Cash	705,407
Receivable for fund share sold	215,456
Dividends and interest receivable	64,986
Prepaid expenses	1,149

Total Assets	42,120,545

LIABILITIES:
Payable for investments purchased	3,007,201
Accrued expenses and other liabilities	64,891
Advisory fees payable	8,418
Shareholder servicing fees payable	151
Payable for fund share repurchased	11

Total Liabilities	3,080,672

NET ASSETS	$39,039,873

Net assets were comprised of:
Paid-in capital	$45,682,106
Retained earnings	(6,642,233)

Net assets, December 31, 2008	$39,039,873

Net asset value and redemption price per share, $39,039,873 / 5,181,568 outstanding shares of beneficial interest	$7.53

STATEMENT OF OPERATIONS
For the Period July 21, 2008* through December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,030 foreign withholding tax)	$195,368
Affiliated dividend income	15,753

211,121

EXPENSES
Advisory fees	79,533
Custodian and accounting fees	36,000
Audit fee	30,000
Transfer agent’s fees and expenses	10,000
Shareholder servicing fees and expenses	6,729
Shareholders’ reports	6,000
Trustees’ fees	5,000
Legal fees and expenses	4,000
Loan interest expense (Note 7)	9
Miscellaneous	3,885

Total expenses	181,156
Less: advisory fee waiver and expense reimbursement	(22,688)

Net expenses	158,468

NET INVESTMENT INCOME	52,653

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions (including affiliated $342,860)	(4,215,420)
Net change in unrealized appreciation (depreciation) on investments (including affiliated $128,427)	(2,479,466)

NET LOSS ON INVESTMENTS	(6,694,886)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,642,233)

STATEMENT OF CHANGES IN NET ASSETS

July 21, 2008*
through
December 31, 2008

INCREASE (DECREASE) IN NET ASSETS	–
OPERATIONS:
Net investment income	$52,653
Net realized loss on investment transactions	(4,215,420)
Net change in unrealized appreciation (depreciation) on investments	(2,479,466)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(6,642,233)

FUND SHARE TRANSACTIONS:
Fund share sold [8,013,845 shares]	69,438,557
Fund share repurchased [2,832,277 shares]	(23,756,451)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	45,682,106

TOTAL INCREASE IN NET ASSETS	39,039,873
NET ASSETS:
Beginning of period	—

End of period	$39,039,873

* Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 84.4%		Value
COMMON STOCKS	Shares	(Note 2)

Australia — 7.4%
Babcock & Brown Japan Property Trust, REIT	489,064	$116,013
Commonwealth Property Office Fund, REIT	1,173,559	967,561
Dexus Property Group, REIT	1,539,999	881,834
Goodman Group, REIT	99,212	51,089
ING Office Fund, REIT	1,086,910	618,121
Lend Lease Corp. Ltd.	198,566	1,000,570
Mirvac Industrial Trust, REIT	1,908,600	163,980
Stockland, REIT	725,992	2,065,221
Tishman Speyer Office Fund, REIT	223,766	26,987
Westfield Group, REIT	706,429	6,413,488

		12,304,864

Brazil — 0.5%
Agra Empreendimentos Imobiliarios SA*	60,600	46,775
BR Malls Participacoes SA*	15,400	60,094
Cyrela Brazil Realty SA	35,000	138,079
Gafisa SA	37,800	170,035
Multiplan Empreendimentos Imobiliarios SA*	34,400	181,589
PDG Realty SA Empreendimentos e Participacoes	57,600	275,403

		871,975

Canada — 1.4%
Boardwalk Real Estate Investment Trust, REIT	37,980	786,366
Brookfield Properties Corp.	30,600	230,522
Calloway Real Estate Investment Trust, REIT	17,200	158,137
Chartwell Seniors Housing Real Estate Investment Trust, REIT	68,000	297,448
RioCan Real Estate Investment Trust, REIT	79,985	885,051

		2,357,524

Finland — 0.4%
Citycon Oyj	161,694	377,601
Sponda Oyj	81,874	352,807

		730,408

France — 4.1%
Fonciere des Regions, REIT	6,831	465,275
GECINA SA, REIT	3,686	254,341
Klepierre, REIT	38,167	928,444
Unibail-Rodamco, REIT	35,072	5,192,060

		6,840,120

Hong Kong — 8.2%
Cheung Kong Holdings Ltd.	422,000	4,025,724
Hang Lung Properties Ltd.	172,000	377,638
Henderson Land Development Co. Ltd.	241,000	901,382
Hongkong Land Holdings Ltd.	668,000	1,656,640
Hysan Development Co. Ltd.	362,000	588,590
Kerry Properties Ltd.	66,000	177,547
Link (The), REIT	1,115,800	1,856,143
New World China Land Ltd.	701,800	215,225
Sun Hung Kai Properties Ltd.	407,000	3,424,718
Wheelock & Co. Ltd.	237,000	522,283

		13,745,890

Italy — 0.1%
Beni Stabili SpA	101,465	69,815

Japan — 13.7%
Japan Real Estate Investment Corp., REIT	176	1,572,233
Japan Retail Fund Investment Corp., REIT	132	570,155
Mitsubishi Estate Co. Ltd.	453,000	7,483,056
Mitsui Fudosan Co. Ltd.	370,000	6,168,728
Nippon Building Fund, Inc., REIT	324	3,561,332
Nomura Real Estate Office Fund, Inc., REIT	259	1,685,220
Sumitomo Realty & Development Co. Ltd.	124,000	1,863,986

		22,904,710

Netherlands — 2.3%
Corio NV, REIT	8,045	367,807
Eurocommercial Properties NV, REIT	23,638	788,590
Nieuwe Steen Investments Funds NV, REIT	17,155	267,317
Vastned Retail NV, REIT	16,300	815,680
Wereldhave NV, REIT	17,935	1,570,621

		3,810,015

Singapore — 2.5%
Ascendas Real Estate Investment
Trust, REIT	922,000	886,994
CapitaCommercial Trust, REIT	1,007,000	633,382
CapitaLand Ltd.	141,000	307,652
CapitaMall Trust, REIT	574,000	638,741
City Developments Ltd.	99,000	442,921
Frasers Centrepoint Trust, REIT	302,000	132,908
K-REIT Asia, REIT	508,000	248,283
Keppel Land Ltd.	128,000	152,108
Singapore Land Ltd.	183,000	449,425
Suntec Real Estate Investment Trust, REIT	419,000	208,292

		4,100,706

Sweden — 1.5%
Hufvudstaden AB (Class A Stock)	70,808	494,710
Klovern AB	359,109	826,482
Kungsleden AB	40,011	273,218
Wihlborgs Fastigheter AB	73,578	930,431

		2,524,841

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST GLOBAL REAL ESTATE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Switzerland — 0.9%
PSP Swiss Property AG*	29,916	$1,481,254

United Kingdom — 4.7%
Big Yellow Group PLC, REIT	146,814	503,959
British Land Co. PLC, REIT	275,899	2,185,676
Brixton PLC, REIT	270,618	513,588
Derwent London PLC, REIT	46,000	479,491
Great Portland Estates PLC, REIT	136,830	511,492
Hammerson PLC, REIT	96,395	741,468
Land Securities Group PLC, REIT	150,813	1,997,021
Liberty International PLC, REIT	46,381	318,751
Segro PLC, REIT	159,794	567,468

		7,818,914

United States — 36.7%
Alexandria Real Estate Equities, Inc., REIT	21,500	1,297,310
AMB Property Corp., REIT	61,871	1,449,019
AvalonBay Communities, Inc., REIT	40,787	2,470,876
Boston Properties, Inc., REIT	25,591	1,407,505
Brandywine Realty Trust, REIT	99,857	769,897
BRE Properties, Inc., REIT	96,553	2,701,553
Camden Property Trust, REIT	95,832	3,003,375
CBL & Associates Properties, Inc., REIT	314,117	2,041,761
Corporate Office Properties Trust, REIT	47,033	1,443,913
DiamondRock Hospitality Co., REIT	47,430	240,470
Digital Realty Trust, Inc., REIT	56,614	1,859,770
Douglas Emmett, Inc., REIT	130,206	1,700,490
Essex Property Trust, Inc., REIT	11,500	882,625
Federal Realty Investment Trust, REIT	34,500	2,141,760
First Potomac Realty Trust, REIT	76,313	709,711
General Growth Properties, Inc., REIT	169,390	218,513
Health Care REIT, Inc., REIT	53,600	2,261,920
Kilroy Realty Corp., REIT	105,521	3,530,733
Macerich Co. (The), REIT	77,325	1,404,222
Mid-America Apartment Communities, Inc., REIT	70,600	2,623,496
Morgans Hotel Group Co.*	48,706	226,970
Public Storage, Inc., REIT	55,900	4,444,050
Regency Centers Corp., REIT	25,203	1,176,980
Simon Property Group, Inc., REIT	127,500	6,774,075
SL Green Realty Corp., REIT	85,298	2,209,218
Sovran Self Storage, Inc., REIT	30,800	1,108,800
Strategic Hotels & Resorts, Inc., REIT	103,561	173,983
U-Store-It Trust, REIT	71,328	317,410
Ventas, Inc., REIT	116,200	3,900,834
Vornado Realty Trust, REIT	96,849	5,844,837
Washington Real Estate Investment Trust, REIT	32,950	932,485

		61,268,561

TOTAL LONG-TERM INVESTMENTS
(cost $227,094,354)		140,829,597

SHORT-TERM INVESTMENT — 13.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $23,212,594)(w)	23,212,594	$23,212,594

TOTAL INVESTMENTS(o) — 98.3%
(cost $250,306,948)		164,042,191
Other assets in excess of liabilities — 1.7%		2,887,219

NET ASSETS — 100.0%		$166,929,410

The following abbreviation is used in Portfolio descriptions:

REIT	Real Estate Investment Trust
*	Non-income producing security.
(o)	As of December 31, 2008, 36 securities representing $51,399,529 and 30.8% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$112,642,662	—
Level 2 – Other Significant Observable Inputs	51,399,529	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$164,042,191	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of May 1, 2008 (Commencement of operations) and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST GLOBAL REAL ESTATE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Diversified	17.9%
Affiliated Money Market Mutual Fund	13.9
Real Estate Operation & Development	13.7
Office Property	12.9
Shopping Centers	8.9
Real Estate Management/Service	7.5
Apartments	7.5
Regional Malls	6.2
Health Care	3.9
Storage	3.7
Warehouse/Industrial	1.3
Hotels	0.3
Retail Property	0.2
Building & Construction	0.2
Storage Property	0.2

98.3
Other assets in excess of liabilities	1.7

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST GLOBAL REAL ESTATE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $227,094,354)	$140,829,597
Affiliated investments (cost $23,212,594)	23,212,594
Cash	919,621
Foreign currency, at value (cost $127)	129
Dividends and interest receivable	1,010,678
Receivable for investments sold	1,003,777
Receivable for fund share sold	110,221
Tax reclaim receivable	46,717
Prepaid expenses	1,667

Total Assets	167,135,001

LIABILITIES:
Accrued expenses and other liabilities	100,751
Advisory fees payable	66,444
Payable for investments purchased	37,512
Shareholder servicing fees payable	884

Total Liabilities	205,591

NET ASSETS
$166,929,410

Net assets were comprised of:
Paid-in capital	$311,597,590
Retained earnings	(144,668,180)

Net assets, December 31, 2008
$166,929,410

Net asset value and redemption price per share, $166,929,410 / 31,893,014 outstanding shares of beneficial interest	$5.23

STATEMENT OF OPERATIONS
For the Period May 1, 2008* through December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $174,496 foreign withholding tax)	$5,587,634
Affiliated dividend income	291,391

5,879,025

EXPENSES
Advisory fees	1,456,491
Shareholder servicing fees and expenses	138,235
Custodian and accounting fees	118,000
Audit fee	40,000
Legal fees and expenses	25,000
Loan interest expense (Note 7)	17,394
Transfer agent’s fees and expenses	13,000
Shareholders’ reports	9,000
Trustees’ fees	8,000
Insurance expenses	1,000
Miscellaneous	9,856

Total expenses	1,835,976

NET INVESTMENT INCOME	4,043,049

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(61,543,570)
Foreign currency transactions	(899,427)

(62,442,997)

Net change in unrealized appreciation (depreciation) on:
Investments	(86,264,757)
Foreign currencies	(3,475)

(86,268,232)

NET LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES	(148,711,229)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(144,668,180)

STATEMENT OF CHANGES IN NET ASSETS

May 1, 2008*
through
December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,043,049
Net realized loss on investment and foreign currency transactions	(62,442,997)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(86,268,232)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(144,668,180)

FUND SHARE TRANSACTIONS:
Fund share sold [52,269,627 shares]	453,452,033
Fund share repurchased [20,376,613 shares]	(141,854,443)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	311,597,590

TOTAL INCREASE IN NET ASSETS	166,929,410
NET ASSETS:
Beginning of period	—

End of period	$166,929,410

*Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 93.4%		Value
COMMON STOCKS	Shares	(Note 2)

Beverages — 3.8%
PepsiCo, Inc.	181,350	$9,932,539

Biotechnology — 2.7%
Genentech, Inc.*	84,370	6,995,117

Commercial Services – Finance — 1.5%
Visa, Inc. (Class A Stock)	75,920	3,982,004

Computer Services — 3.3%
Western Union Co. (The)	592,190	8,492,005

Computer Software — 6.1%
Electronic Arts, Inc.*(a)	352,290	5,650,732
Microsoft Corp. (a)	531,634	10,334,965

		15,985,697

Computers — 1.5%
Dell, Inc.*	392,800	4,022,272

Financials — 4.4%
CME Group, Inc.	21,640	4,503,500
Schwab Charles Corp.	433,770	7,014,061

		11,517,561

Healthcare Products — 5.0%
Johnson & Johnson	139,520	8,347,482
St. Jude Medical, Inc.*	142,870	4,708,995

		13,056,477

Hotels & Motels — 1.4%
Marriott International, Inc. (Class A Stock)	193,870	3,770,772

Internet & Online — 2.5%
Google, Inc. (Class A Stock)*	21,130	6,500,644

Internet Software & Services — 2.8%
Equinix, Inc.*(a)	137,620	7,320,008

Medical Products — 9.6%
Baxter International, Inc.	158,190	8,477,402
Thermo Fisher Scientific, Inc.*	334,070	11,381,765
Zimmer Holdings, Inc.*(a)	127,120	5,138,190

		24,997,357

Movies & Entertainment — 2.1%
Viacom, Inc. (Class B Stock)*	283,170	5,397,220

Networking/Telecom Equipment — 5.8%
Cisco Systems, Inc.*	578,950	9,436,885
Research In Motion Ltd. (Canada)*(a)	137,780	5,591,112

		15,027,997

Oil & Gas — 6.9%
Hess Corp.	204,690	10,979,572
Suncor Energy, Inc. (Canada)(a)	352,490	6,873,555

		17,853,127

Oil Well Services & Equipment — 4.0%
Schlumberger Ltd	156,540	6,626,338
Weatherford International Ltd.*(a)	340,160	3,680,531

		10,306,869

Pharmaceuticals — 7.3%
Amylin Pharmaceuticals, Inc.*(a)	348,063	3,776,483
Merck & Co., Inc.	238,000	7,235,200
Teva Pharmaceutical Industries Ltd., ADR (Israel)(a)	189,280	8,057,650

		19,069,333

Real Estate — 1.0%
CB Richard Ellis Group, Inc. (Class A Stock)*(a)	616,480	2,663,194

Retailing — 8.7%
Coach, Inc.*	347,160	7,210,513
Lowe’s Cos., Inc.	297,913	6,411,088
Target Corp. (a)	259,400	8,957,082

		22,578,683

Semiconductors — 3.4%
QUALCOMM, Inc.	246,040	8,815,613

Software — 3.0%
Activision Blizzard, Inc.*(a)	903,390	7,805,290

Telecommunications — 6.6%
American Tower Corp. (Class A Stock)*	404,170	11,850,264
Crown Castle International Corp.*(a)	307,400	5,404,092

		17,254,356

TOTAL LONG-TERM INVESTMENTS
(cost $350,132,605)		243,344,135

SHORT-TERM INVESTMENT — 25.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $67,264,423; includes $50,763,666 of cash collateral for securities on loan)(b)(w) (Note 4)	67,264,423	67,264,423

TOTAL INVESTMENTS — 119.2%
(cost $417,397,028)		310,608,558
Liabilities in excess of other assets — (19.2)%		(50,098,519)

NET ASSETS — 100.0%		$260,510,039

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviation is used in Portfolio descriptions:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $49,932,473; cash collateral of $50,763,666 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:
		Investments	Other
		in	Financial
Valuation inputs		Securities	Instruments*

Level 1 –	Quoted Prices	$310,608,558	—
Level 2 –	Other Significant Observable Inputs	—	—
Level 3 –	Significant Unobservable Inputs	—	—

Total		$310,608,558	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(19.5% represents investments purchased with collateral from securities on loan)	25.8%
Medical Products	9.6
Retailing	8.7
Pharmaceuticals	7.3
Oil & Gas	6.9
Telecommunications	6.6
Computer Software	6.1
Networking/Telecom Equipment	5.8
Healthcare Products	5.0
Financials	4.4
Oil Well Services & Equipment	4.0
Beverages	3.8
Semiconductors	3.4
Computer Services	3.3
Software	3.0
Internet Software & Services	2.8
Biotechnology	2.7
Internet & Online	2.5
Movies & Entertainment	2.1
Computers	1.5
Commercial Services – Finance	1.5
Hotels & Motels	1.4
Real Estate	1.0

119.2
Liabilities in excess of other assets	(19.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $49,932,473:
Unaffiliated investments (cost $350,132,605)	$243,344,135
Affiliated investments (cost $67,264,423)	67,264,423
Cash	98,611
Dividends and interest receivable	344,682
Receivable for fund share sold	335,292
Prepaid expenses	9,647

Total Assets	311,396,790

LIABILITIES:
Payable to broker for collateral for securities on loan	50,763,666
Advisory fees payable	65,349
Accrued expenses and other liabilities	54,334
Payable for fund share repurchased	2,336
Shareholder servicing fees payable	1,066

Total Liabilities	50,886,751

NET ASSETS	$260,510,039

Net assets were comprised of:
Paid-in capital	1,089,351,578
Retained earnings	(828,841,539)

Net assets, December 31, 2008	$260,510,039

Net asset value and redemption price per share, $260,510,039 / 15,672,782 outstanding shares of beneficial interest	$16.62

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $24,504 foreign withholding tax)	$3,199,792
Affiliated income from securities lending, net	400,646
Affiliated dividend income	144,069

3,744,507

EXPENSES
Advisory fees	3,910,781
Shareholder servicing fees and expenses	358,802
Custodian and accounting fees	90,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Insurance expenses	9,000
Trustees’ fees	5,000
Legal fees and expenses	4,000
Loan interest expense (Note 7)	2,868
Shareholders’ reports	1,000
Miscellaneous	692

Total expenses	4,419,143
Less: advisory fee waiver	(361,370)

Net expenses	4,057,773

NET INVESTMENT LOSS	(313,266)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	687,205
Net change in unrealized appreciation (depreciation) on investments	(201,198,980)

NET LOSS ON INVESTMENTS	(200,511,775)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(200,825,041)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(313,266)	$665,656
Net realized gain on investment transactions	687,205	86,644,666
Net change in unrealized appreciation (depreciation) on investments	(201,198,980)	(4,581,204)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(200,825,041)	82,729,118

DISTRIBUTIONS	(665,656)	—

FUND SHARE TRANSACTIONS:
Fund share sold [1,282,888 and 1,535,571 shares, respectively]	30,290,226	41,826,457
Fund share issued in reinvestment of distributions [24,365 and 0 shares, respectively]	665,656	—
Fund share repurchased [6,822,495 and 6,728,682 shares, respectively]	(159,356,754)	(178,878,673)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(128,400,872)	(137,052,216)

TOTAL DECREASE IN NET ASSETS	(329,891,569)	(54,323,098)
NET ASSETS:
Beginning of year	590,401,608	644,724,706

End of year	$260,510,039	$590,401,608

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 89.6%		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 0.7%
Lamar Advertising Co. (Class A Stock)*(a)	56,091	$704,503

Aerospace/Defense — 1.9%
Alliant Techsystems, Inc.*(a)	23,925	2,051,808

Apparel/Shoes — 2.2%
Coach, Inc.*	113,030	2,347,633

Beverages — 1.3%
Hansen Natural Corp.*	42,850	1,436,761

Commercial Services — 4.5%
Iron Mountain, Inc.*(a)	88,985	2,200,599
Western Union Co. (The)	183,400	2,629,956

		4,830,555

Computer Software — 0.8%
Electronic Arts, Inc.*	56,100	899,844

Consumer Products & Services — 5.9%
Avon Products, Inc.	40,700	978,021
Chattem, Inc.*(a)	21,815	1,560,427
Fortune Brands, Inc.	55,700	2,299,296
Newell Rubbermaid, Inc.	152,930	1,495,655

		6,333,399

Drugs & Medicine — 1.6%
Amlin Pharmaceuticals, Inc.*(a)	156,192	1,694,683

Electronic Components — 5.3%
Amphenol Corp. (Class A Stock)(a)	107,972	2,589,168
Energizer Holdings, Inc.*(a)	30,200	1,635,028
Gentex Corp.	162,913	1,438,522

		5,662,718

Electronics — 1.4%
FLIR Systems, Inc.*(a)	50,400	1,546,272

Entertainment & Leisure — 2.7%
NetFlix, Inc.*(a)	68,596	2,050,334
Pinnacle Entertainment, Inc.*(a)	108,400	832,512

		2,882,846

Entertainment Software — 2.1%
Activision Blizzard, Inc.*	266,096	2,299,069

Financial Services — 3.5%
Global Payments, Inc.	57,921	1,899,230
Raymond James Financial, Inc.	111,500	1,909,995

		3,809,225

Healthcare Services — 4.1%
Charles River Laboratories International, Inc.*(a)	79,645	2,086,699
Laboratory Corp. of America Holdings*(a)	36,300	2,338,083

		4,424,782

Industrial Products — 0.7%
Roper Industries, Inc.	17,900	777,039

Internet Services — 3.0%
Equinix, Inc.*(a)	45,650	2,428,124
priceline.com, Inc.*(a)	11,600	854,340

		3,282,464

Lodging — 2.4%
Marriott International, Inc. (Class A Stock)	75,200	1,462,640
Starwood Hotels & Resorts Worldwide, Inc.	59,800	1,070,420

		2,533,060

Manufacturing — 1.6%
Rockwell Automation, Inc.	54,121	1,744,861

Media — 0.5%
Entravision Communications Corp. (Class A Stock)*(a)	366,443	571,651

Medical Products — 7.3%
C.R. Bard, Inc.	21,393	1,802,574
Henry Schein, Inc.*(a)	38,111	1,398,293
NuVasive, Inc.*	20,300	703,395
St.Jude Medical, Inc.*	60,700	2,000,672
Zimmer Holdings, Inc.*	48,500	1,960,370

		7,865,304

Medical Supplies & Equipment — 2.0%
Thermo Fisher Scientific, Inc.*	62,608	2,133,055

Metal Fabricate/Hardware — 1.2%
Precision Castparts Corp.	21,400	1,272,872

Oil & Gas — 7.1%
Continental Resources, Inc.*(a)	62,700	1,298,517
Core Laboratories NV (Netherlands)(a)	7,901	472,954
Hess Corp.	53,300	2,859,012
Rex Energy Corp.*(a)	102,107	300,195
Suncor Energy, Inc. (Canada)(a)	78,000	1,521,000
Whiting Petroleum Corp.*(a)	34,900	1,167,754

		7,619,432

Oil Well Services & Equipment — 4.5%
Cameron International Corp.*(a)	92,300	1,892,150
Dresser-Rand Group, Inc.*(a)	81,000	1,397,250
Weatherford International Ltd.*(a)	142,900	1,546,178

		4,835,578

Producer Goods — 2.2%
W.W. Grainger, Inc. (a)	30,025	2,367,171

Real Estate Operating Company — 1.1%
CB Richard Ellis Group, Inc. (Class A Stock)*	275,210	1,188,907

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Retail — 6.0%
Advance Auto Parts, Inc.	65,137	$2,191,860
Best Buy Co., Inc.	56,300	1,582,593
Dick’s Sporting Goods, Inc.*	90,175	1,272,369
PetSmart, Inc. (a)	79,800	1,472,310

		6,519,132

Semiconductors — 4.0%
FormFactor, Inc.*(a)	101,645	1,484,017
Linear Technology Corp.	64,107	1,418,047
Tessera Technologies, Inc.*(a)	115,300	1,369,764

		4,271,828

Technology Services — 1.8%
Cognizant Technology Solutions Corp. (Class A Stock)*	104,891	1,894,332

Telecommunications — 6.2%
American Tower Corp. (Class A Stock)*	69,600	2,040,672
Crown Castle International Corp.*	74,775	1,314,544
MetroPCS Communications, Inc.*(a)	51,900	770,715
NeuStar, Inc. (Class A Stock)*(a)	77,707	1,486,535
tw telecom, Inc.*	123,600	1,046,892

		6,659,358

TOTAL LONG-TERM INVESTMENTS
(cost $146,055,433)		96,460,142

SHORT-TERM INVESTMENT — 36.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $38,816,841; includes $32,993,380 of cash collateral for securities on loan)(b)(w) (Note 4)	38,816,841	38,816,841

TOTAL INVESTMENTS — 125.6%
(cost $184,872,274)		135,276,983
Liabilities in excess of other assets — (25.6)%		(27,537,240)

NET ASSETS — 100.0%		$107,739,743

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $32,530,215; cash collateral of $32,993,380 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2008.Collateral was subsequently received on January 2, 2009 and the Portfolio remained in compliance.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:
	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$135,276,983	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$135,276,983	—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(30.6% represents investments purchased with collateral
from securities on loan)	36.0%
Medical Products	7.3
Oil & Gas	7.1
Telecommunications	6.2
Retail	6.0
Consumer Products & Services	5.9
Electronic Components	5.3
Oil Well Services & Equipment	4.5
Commercial Services	4.5
Healthcare Services	4.1
Semiconductors	4.0
Financial Services	3.5
Internet Services	3.0
Entertainment & Leisure	2.7
Lodging	2.4
Producer Goods	2.2
Apparel/Shoes	2.2
Entertainment Software	2.1
Medical Supplies & Equipment	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Aerospace/Defense	1.9%
Technology Services	1.8
Manufacturing	1.6
Drugs & Medicine	1.6
Electronics	1.4
Beverages	1.3
Metal Fabricate/Hardware	1.2
Real Estate Operating Company	1.1
Computer Software	0.8
Industrial Products	0.7
Advertising	0.7
Media	0.5

125.6
Liabilities in excess of other assets	(25.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $32,530,215:
Unaffiliated investments (cost $146,055,433)	$96,460,142
Affiliated investments (cost $38,816,841)	38,816,841
Cash	545,135
Receivable for fund share sold	5,512,855
Dividends receivable	124,409
Prepaid expenses	4,222

Total Assets	141,463,604

LIABILITIES:
Payable to broker for collateral for securities on loan	32,993,380
Payable for investments purchased	660,841
Accrued expenses and other liabilities	37,115
Advisory fees payable	31,989
Shareholder servicing fees payable	536

Total Liabilities	33,723,861

NET ASSETS	$107,739,743

Net assets were comprised of:
Paid-in capital	$177,575,333
Retained earnings	(69,835,590)

Net assets, December 31, 2008	$107,739,743

Net asset value and redemption price per share, $107,739,743 / 37,316,967 outstanding shares of beneficial interest	$2.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $604 foreign withholding tax)	$1,290,767
Affiliated income from securities lending, net	776,915
Affiliated dividend income	110,107

2,177,789

EXPENSES
Advisory fees	2,156,506
Shareholder servicing fees and expenses	175,889
Custodian and accounting fees	78,000
Loan interest expense (Note 7)	23,663
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Trustees’ fees	12,000
Shareholders’ reports	10,000
Legal fees and expenses	8,000
Insurance expenses	5,000
Miscellaneous	5,267

Total expenses	2,511,325
Less: advisory fee waiver	(13,876)

Net expenses	2,497,449

NET INVESTMENT LOSS	(319,660)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions	(17,481,860)
Net change in unrealized appreciation (depreciation) on investments	(75,608,605)

NET LOSS ON INVESTMENTS	(93,090,465)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(93,410,125)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(319,660)	$(1,259,357)
Net realized gain (loss) on investment transactions	(17,481,860)	48,288,106
Net change in unrealized appreciation (depreciation) on investments	(75,608,605)	9,536,888

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(93,410,125)	56,565,637

DISTRIBUTIONS	(46,833,746)	—

FUND SHARE TRANSACTIONS:
Fund share sold [13,966,008 and 10,135,177 shares, respectively]	64,810,377	57,577,324
Fund share issued in reinvestment of distributions [9,499,746 and 0 shares, respectively]	46,833,746	—
Fund share repurchased [41,417,343 and 19,256,990 shares, respectively]	(187,733,968)	(106,335,308)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(76,089,845)	(48,757,984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(216,333,716)	7,807,653
NET ASSETS:
Beginning of year	324,073,459	316,265,806

End of year	$107,739,743	$324,073,459

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.4%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 0.6%
AAR Corp.*(a)	26,517	$488,178

Automotive Parts — 0.7%
Advance Auto Parts, Inc.	9,170	308,570
Asbury Automotive Group, Inc.	64,529	294,898

		603,468

Banking — 0.7%
Cullen/Frost Bankers, Inc.	8,550	433,314
Home BancShares, Inc.(a)	6,531	176,010

		609,324

Basic Materials – Chemical — 0.6%
Minerals Technologies, Inc.	13,362	546,506

Basic Materials – Forest — 0.6%
Caraustar Industries, Inc.*	107,536	49,467
Universal Forest Products, Inc.	18,763	504,912

		554,379

Basic Materials – Mining — 1.2%
Commercial Metals Co.	24,529	291,159
Mueller Industries, Inc.	29,847	748,563

		1,039,722

Biotechnology Healthcare — 0.3%
Charles River Laboratories International, Inc.*	9,680	253,616

Chemicals — 2.8%
Fuller (H.B.) Co.	48,473	780,900
KMG Chemicals, Inc.	34,143	169,691
PolyOne Corp.*(a)	145,040	456,876
Sensient Technologies Corp.	40,485	966,782

		2,374,249

Commercial Services — 1.4%
Aegean Marine Petroleum Network, Inc. (Greece)(a)	34,333	582,288
Interactive Data Corp.	25,498	628,780

		1,211,068

Computer Services & Software — 2.9%
Atmel Corp.*	104,836	328,137
Avid Technology, Inc.*	43,732	477,116
Factset Research Systems, Inc.(a)	8,328	368,431
Monotype Imaging Holdings, Inc.*	27,378	158,792
Parametric Technology Corp.*	50,622	640,368
Progress Software Corp.*	12,381	238,458
Solera Holdings, Inc.*(a)	11,087	267,197

		2,478,499

Construction — 1.2%
MDC Holdings, Inc.(a)	6,677	202,313
Ryland Group, Inc.	48,215	851,959

		1,054,272

Consumer Cyclicals – Construction — 1.0%
Comfort Systems USA, Inc.	80,145	849,537

Consumer Cyclicals – Leisure & Entertainment — 0.6%
Fossil, Inc.*	32,920	549,764

Consumer Cyclicals – Motor Vehicle — 0.2%
Tenneco, Inc.*	49,514	146,066

Consumer Cyclicals – Retail Apparel — 2.7%
Aaron Rents, Inc.(a)	48,089	1,280,129
Big Lots, Inc.*	27,466	397,982
Gymboree Corp.*	13,374	348,928
K-Swiss, Inc. (Class A Stock)	24,655	281,067

		2,308,106

Consumer Products & Services — 0.6%
Prestige Brands Holdings, Inc.*(a)	44,711	471,701

Consumer Staples – Home Products — 0.7%
Elizabeth Arden, Inc.*(a)	48,327	609,404

Consumer Staples – Restaurants — 0.5%
California Pizza Kitchen, Inc.*	41,031	439,852

Diversified Financial Services — 0.5%
BGC Partners, Inc. (Class A Stock)	29,352	81,012
Compass Diversified Holdings	28,934	325,507

		406,519

Electrical Utilities — 1.7%
Cleco Corp.(a)	46,419	1,059,746
CMS Energy Corp.(a)	35,169	355,207

		1,414,953

Electronic Components & Equipment — 1.3%
Electronics for Imaging, Inc.*(a)	74,030	707,727
Empire District Electric Co. (The)	21,039	370,286

		1,078,013

Energy – Oil Services — 0.6%
Petroleum Development Corp.*	23,052	554,862

Equipment Services — 2.1%
RSC Holdings, Inc.*(a)	100,864	859,362
Watsco, Inc.(a)	25,298	971,443

		1,830,805

Exchange Traded Funds — 3.7%
iShares Russell 2000 Value Index Fund(a)	65,000	3,196,050

Financial – Bank & Trust — 14.1%
Bancorp, Inc. (The)*	5,858	21,968
Bank of Hawaii Corp.	4,058	183,300
Bank of the Ozarks, Inc.	26,060	772,418
Berkshire Hills Bancorp, Inc.	9,210	284,221
Boston Private Financial Holdings, Inc.	28,636	195,870
Bridge Capital Holdings*(a)	8,273	31,437
Brookline Bancorp, Inc.(a)	43,555	463,861

SEE NOTES TO FINANCIAL STATEMENTS.
A134

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
City Holding Co.(a)	11,280	$392,318
CoBiz Financial, Inc.(a)	42,469	413,648
East West Bancorp, Inc.(a)	17,598	281,040
FNB Corp.(a)	48,514	640,385
Glacier Bancorp, Inc.	54,780	1,041,916
Hancock Holding Co.	19,642	892,925
IBERIABANK Corp.	10,020	480,960
KBW, Inc.*(a)	16,778	385,894
NewAlliance Bancshares, Inc.(a)	37,571	494,810
PacWest BanCorp.	13,041	350,803
Prosperity Bancshares, Inc.	33,844	1,001,444
Provident Financial Services, Inc.	13,880	212,364
SCBT Financial Corp.	8,569	295,630
Seacoast Banking Corp. of Florida(a)	22,350	147,510
Signature Bank/New York*(a)	44,047	1,263,708
South Financial Group, Inc. (The)(a)	28,161	121,656
Southcoast Financial Corp.*	12,048	50,361
Sterling Bancorp	13,316	186,823
Sterling Financial Corp.	17,285	152,108
Summit State Bank	8,878	40,839
Texas Capital Bancshares, Inc.*(a)	21,852	291,943
Trico Bancshares	10,639	265,656
UMB Financial Corp.	11,528	566,486
United Community Banks, Inc.(a)	7,765	105,447

		12,029,749

Financial – Brokerage — 0.7%
Knight Capital Group, Inc. (Class A Stock)*(a)	30,326	489,765
Sterling Bancshares, Inc.	19,176	116,590

		606,355

Financial Services — 3.9%
Dime Community Banshares Holding Co.	12,047	160,225
Financial Federal Corp.	32,882	765,164
First Cash Financial Services, Inc.*	16,880	321,733
First Financial Bankshares, Inc.(a)	23,201	1,280,927
Gladstone Capital Corp.	15,849	128,218
Highland Distressed Opportunities, Inc.	15,715	33,787
PennantPark Investment Corp.	33,514	120,986
Pinnacle Financial Partners, Inc.*(a)	11,072	330,056
WSFS Financial Corp.(a)	4,345	208,517

		3,349,613

Food — 1.2%
Nash-Finch Co.	6,834	306,778
Ralcorp Holdings, Inc.*	12,100	706,640

		1,013,418

Healthcare – Drugs — 0.4%
Medarex, Inc.*	55,553	309,986

Healthcare Services — 2.9%
Edwards Lifesciences Corp.*(a)	8,170	448,941
Healthways, Inc.*	16,224	186,252
Hill-Rom Holdings, Inc.(a)	14,424	237,419
Lincare Holdings, Inc.*(a)	14,670	395,063
Omega Healthcare Investors, Inc.(a)	56,050	895,118
Orthofix International NV*(a)	18,769	287,729

		2,450,522

Hotels & Motels — 0.3%
Choice Hotels International, Inc.	8,620	259,117

Industrial Products — 0.2%
Olympic Steel, Inc.	6,890	140,349

Industrials – Components — 2.5%
Actuant Corp. (Class A Stock)	49,720	945,674
Applied Industrial Technologies, Inc.	46,392	877,737
Wabash National Corp.(a)	67,441	303,485

		2,126,896

Industrials – Electrical Equipment — 0.8%
Anixter International, Inc.*(a)	14,123	425,385
Franklin Electric Co., Inc.(a)	9,077	255,154

		680,539

Industrials – Machinery — 1.1%
MTS Systems Corp.	17,120	456,077
Tennant Co.	30,710	472,934

		929,011

Insurance – Life Insurance — 0.9%
American Equity Investment Life Holding Co.	115,428	807,996

Insurance – Property Insurance — 8.3%
Ambac Financial Group, Inc.(a)	60,635	78,826
Aspen Insurance Holdings Ltd.
(Bermuda)	35,927	871,230
Assured Guaranty Ltd.(a)	11,000	125,400
Donegal Group, Inc.	22,597	378,952
Max Capital Group Ltd. (Bermuda)(a)	67,199	1,189,422
Meadowbrook Insurance Group, Inc.	136,346	878,068
Navigators Group, Inc.*	5,703	313,152
ProAssurance Corp.*(a)	25,076	1,323,511
RLI Corp.	11,245	687,744
Tower Group, Inc.(a)	21,870	616,953
Willis Group Holdings Ltd. (United Kingdom)	23,730	590,402

		7,053,660

Internet Services — 0.3%
F5 Networks, Inc.*(a)	12,623	288,562

Investment Companies — 0.2%
Ares Capital Corp.	23,333	147,698

SEE NOTES TO FINANCIAL STATEMENTS.
A135

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

IT Services — 0.3%
ADC Telecommunications, Inc.*(a)	49,661	$271,646

Manufacturing — 0.4%
Hillenbrand, Inc.	18,209	303,726

Medical Supplies & Equipment — 2.6%
American Medical Systems
Holdings, Inc.*	49,220	442,488
Cardiac Science Corp.*(a)	80,437	603,278
Kinetic Concepts, Inc.*(a)	6,455	123,807
PSS World Medical, Inc.*(a)	28,559	537,480
Symmetry Medical, Inc.*(a)	65,427	521,453

		2,228,506

Metals & Mining — 0.8%
Kaiser Aluminum Corp.	31,525	709,943

Office Supplies — 0.3%
School Specialty, Inc.*(a)	14,518	277,584

Oil & Gas — 3.0%
Cabot Oil & Gas Corp.	15,310	398,060
Core Laboratories NV (Netherlands)(a)	11,017	659,477
Dril-Quip, Inc.*	28,264	579,695
Goodrich Petroleum Corp.*	7,700	230,615
NV Energy, Inc.	68,894	681,362

		2,549,209

Real Estate Investment Trust – Apartment — 1.1%
American Campus Communities, Inc.(a)	47,339	969,503

Real Estate Investment Trust – Mortgage — 1.2%
MFA Mortgage Investments, Inc.	174,738	1,029,207

Real Estate Investment Trust – Office Industrial — 0.9%
Parkway Properties, Inc.	41,763	751,734

Real Estate Investment Trust – Other REITs — 2.2%
BioMed Realty Trust, Inc.	47,050	551,426
Cogdell Spencer, Inc.	19,355	181,163
Digital Realty Trust, Inc.(a)	29,415	966,283
U-Store-It Trust	42,003	186,913

		1,885,785

Real Estate Investment Trust – Retail — 1.8%
Acadia Realty Trust(a)	33,786	482,126
National Retail Properties, Inc.(a)	60,157	1,034,099

		1,516,225

Restaurants — 0.6%
CEC Entertainment, Inc.*	11,365	275,601
Cheesecake Factory, Inc. (The)*	21,349	215,625

		491,226

Retail & Merchandising — 1.1%
Aeropostale, Inc.*	20,716	333,527
Casey’s General Stores, Inc.	23,566	536,598
Ethan Allen Interiors, Inc.(a)	7,237	103,996

		974,121

Semiconductors — 2.3%
ATMI, Inc.*	8,060	124,366
Emulex Corp.*	57,559	401,762
FormFactor, Inc.*(a)	18,206	265,808
MKS Instruments, Inc.*	22,765	336,694
ON Semiconductor Corp.*	96,559	328,300
Semtech Corp.*	41,529	468,032

		1,924,962

Services – Environmental — 0.9%
Waste Connections, Inc.*	24,056	759,448

Services – Industrial Services — 1.2%
G & K Services, Inc. (Class A Stock)	25,322	512,011
On Assignment, Inc.*	35,137	199,227
Resources Connection, Inc.*	19,119	313,169

		1,024,407

Services – Telephone — 0.1%
Alaska Communications Systems Group, Inc.	11,995	112,513

Software — 1.3%
JDA Software Group, Inc.*	29,795	391,208
Lawson Software, Inc.*	159,208	754,646

		1,145,854

Technology – Internet — 0.4%
Ariba, Inc.*	46,677	336,541

Telecommunications — 1.9%
Plantronics, Inc.(a)	39,564	522,245
Polycom, Inc.*(a)	14,346	193,814
Premiere Global Services, Inc.*	27,498	236,758
RCN Corp.*	8,104	47,813
Syniverse Holdings, Inc.*(a)	25,855	308,709
Tekelec*(a)	22,235	296,615

		1,605,954

Transportation – Airlines — 1.3%
AirTran Holdings, Inc.*(a)	250,403	1,111,789

Transportation – Truck Freight — 0.7%
Forward Air Corp.(a)	6,395	155,207
Heartland Express, Inc.	29,485	464,683

		619,890

Utilities — 0.2%
Unisource Energy Corp.	5,482	160,952

Utilities – Electrical Utilities — 3.2%
El Paso Electric Co.*	91,981	1,663,936
MGE Energy, Inc.	7,534	248,622
Westar Energy, Inc.	38,170	782,867

		2,695,425

Utilities – Gas Utilities — 0.6%
Southwest Gas Corp.(a)	20,688	521,751

TOTAL LONG-TERM INVESTMENTS
(cost $108,435,935)		83,240,285

SEE NOTES TO FINANCIAL STATEMENTS.
A136

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENT — 26.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $22,391,669; includes $20,716,433 of cash collateral for securities on loan)(b)(w) (Note 4)	22,391,669	$22,391,669

TOTAL INVESTMENTS — 123.6%
(cost $130,827,604)		105,631,954
Liabilities in excess of other assets — (23.6)%		(20,197,530)

NET ASSETS — 100.0%		$85,434,424

The following abbreviation is used in Portfolio descriptions:

REIT	Real Estate Investment Trust
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $20,181,842; cash collateral of $20,716,433 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$105,631,954	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$105,631,954	—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (24.2% represents investments purchased with collateral from securities on loan)	26.2%
Financial – Bank & Trust	14.1
Insurance – Property Insurance	8.3
Financial Services	3.9
Exchange Traded Funds	3.7
Utilities – Electrical Utilities	3.2
Oil & Gas	3.0
Computer Services & Software	2.9
Healthcare Services	2.9
Chemicals	2.8
Consumer Cyclicals – Retail Apparel	2.7
Medical Supplies & Equipment	2.6
Industrials – Components	2.5
Semiconductors	2.3
Real Estate Investment Trust – Other REITs	2.2
Equipment Services	2.1
Telecommunications	1.9
Real Estate Investment Trust – Retail	1.8
Electrical Utilities	1.7
Commercial Services	1.4
Software	1.3
Transportation – Airlines	1.3
Electronic Components & Equipment	1.3
Construction	1.2
Basic Materials – Mining	1.2
Real Estate Investment Trust – Mortgage	1.2
Services – Industrial Services	1.2
Food	1.2
Retail & Merchandising	1.1
Real Estate Investment Trust – Apartment	1.1
Industrials – Machinery	1.1
Consumer Cyclicals – Construction	1.0
Insurance – Life Insurance	0.9
Services – Environmental	0.9
Real Estate Investment Trust – Office Industrial	0.9
Metals & Mining	0.8
Industrials – Electrical Equipment	0.8
Transportation – Truck Freight	0.7
Consumer Staples – Home Products	0.7
Banking	0.7
Financial – Brokerage	0.7
Automotive Parts	0.7
Energy – Oil Services	0.6
Basic Materials – Forest	0.6
Consumer Cyclicals – Leisure & Entertainment	0.6
Basic Materials – Chemical	0.6
Utilities – Gas Utilities	0.6
Restaurants	0.6
Aerospace	0.6
Consumer Products & Services	0.6
Consumer Staples – Restaurants	0.5
Diversified Financial Services	0.5

SEE NOTES TO FINANCIAL STATEMENTS.
A137

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Technology – Internet	0.4%
Healthcare – Drugs	0.4
Manufacturing	0.4
Internet Services	0.3
Office Supplies	0.3
IT Services	0.3
Hotels & Motels	0.3
Biotechnology Healthcare	0.3
Utilities	0.2
Investment Companies	0.2
Consumer Cyclicals – Motor Vehicle	0.2
Industrial Products	0.2
Services – Telephone	0.1

123.6
Liabilities in excess of other assets	(23.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A138

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $20,181,842:
Unaffiliated investments (cost $108,435,935)	$83,240,285
Affiliated investments (cost $22,391,669)	22,391,669
Cash	136,944
Receivable for investments sold	233,902
Dividends and interest receivable	180,388
Receivable for fund share sold	89,957
Prepaid expenses	1,064

Total Assets	106,274,209

LIABILITIES:
Payable to broker for collateral for securities on loan	20,716,433
Accrued expenses and other liabilities	44,413
Payable for investments purchased	40,336
Advisory fees payable	38,161
Shareholder servicing fees payable	442

Total Liabilities	20,839,785

NET ASSETS	$85,434,424

Net assets were comprised of:
Paid-in capital	$125,382,634
Retained earnings	(39,948,210)

Net assets, December 31, 2008	$85,434,424

Net asset value and redemption price per share, $85,434,424 / 12,910,900 outstanding shares of beneficial interest	$6.62

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $134 foreign withholding tax)	$2,136,189
Affiliated income from securities lending, net	386,886
Affiliated dividend income	74,442

2,597,517

EXPENSES
Advisory fees	1,104,602
Shareholder servicing fees and expenses	96,864
Custodian and accounting fees	64,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Trustees’fees	10,000
Legal fees and expenses	6,000
Shareholders’reports	5,000
Insurance expenses	3,000
Loan interest expense (Note 7)	1,687
Miscellaneous	4,496

Total expenses	1,332,649

NET INVESTMENT INCOME	1,264,868

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(14,672,885)
Net change in unrealized appreciation (depreciation) on investments	(20,518,907)

NET LOSS ON INVESTMENTS	(35,191,792)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,926,924)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,264,868	$1,723,193
Net realized gain (loss) on investment transactions	(14,672,885)	27,665,225
Net change in unrealized appreciation (depreciation) on investments	(20,518,907)	(36,092,146)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(33,926,924)	(6,703,728)

DISTRIBUTIONS	(29,388,418)	(47,626,634)

FUND SHARE TRANSACTIONS:
Fund share sold [2,171,892 and 90,450 shares, respectively]	17,744,812	1,573,754
Fund share issued in reinvestment of distributions [3,197,869 and 4,123,518 shares, respectively]	29,388,418	47,626,634
Fund share repurchased [5,174,287 and 3,946,215 shares, respectively]	(47,362,103)	(72,138,266)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(228,873)	(22,937,878)

TOTAL DECREASE IN NET ASSETS	(63,544,215)	(77,268,240)
NET ASSETS:
Beginning of year	148,978,639	226,246,879

End of year	$85,434,424	$148,978,639

SEE NOTES TO FINANCIAL STATEMENTS.
A139

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 101.0%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 92.4%
AST AllianceBernstein Growth & Income Portfolio	321,199	$3,995,716
AST DeAM Large-Cap Value Portfolio	710,625	4,718,547
AST Federated Aggressive Growth Portfolio	105,839	558,831
AST International Growth Portfolio	114,255	869,484
AST International Value Portfolio	210,763	2,358,440
AST Large-Cap Value Portfolio	665,977	6,832,920
AST Marsico Capital Growth Portfolio	367,357	4,647,062
AST MFS Growth Portfolio	378,387	2,603,305
AST Mid-Cap Value Portfolio	70,854	504,479
AST Money Market Portfolio	4,195,119	4,195,119
AST Neuberger Berman Mid-Cap Growth Portfolio*	27,510	351,849
AST PIMCO Total Return Bond Portfolio	888,044	10,043,778
AST Small-Cap Growth Portfolio*	50,494	565,531
AST Small-Cap Value Portfolio	277,699	2,407,654
AST T. Rowe Price Large-Cap Growth Portfolio	455,143	3,172,349
AST Western Asset Core Plus Bond Portfolio	261,959	2,475,510

TOTAL AFFILIATED MUTUAL FUNDS
(cost $53,974,719)(w)		50,300,574

COMMON STOCKS — 8.6%
Exchange Traded Funds
iShares COMEX Gold Trust*	25,051	2,170,920
iShares MSCI Emerging Markets Index Fund	75,652	1,889,031
iShares S&P MidCap 400 Index Fund	2,533	135,414
PowerShares Cleantech Portfolio*	27,595	500,573

TOTAL COMMON STOCKS
(cost $4,922,757)		4,695,938

TOTAL INVESTMENTS — 101.0%
(cost $58,897,476)		54,996,512
Liabilities in excess of other assets — (1.0)%		(522,202)

NET ASSETS — 100.0%		$54,474,310

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$54,996,512	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$54,996,512	—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Large / Mid-Cap Value	34.3%
Core Bonds	18.4
Large / Mid-Cap Growth	15.0
Exchange Traded Funds	8.6
Money Market	7.7
Global Bonds	4.6
Small-Cap Value	4.4
International Value	4.3
Small-Cap Growth	2.1
International Growth	1.6

101.0
Liabilities in excess of other assets	(1.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A140

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $53,974,719)	$50,300,574
Unaffiliated investments (cost $4,922,757)	4,695,938
Cash	848,336
Receivable for fund share sold	133,616
Dividends receivable	1,044
Prepaid expenses	398

Total Assets	55,979,906

LIABILITIES:
Payable for investments purchased	1,464,013
Accrued expenses and other liabilities	33,280
Advisory fees payable	8,303
Total Liabilities	1,505,596

NET ASSETS	$54,474,310

Net assets were comprised of:
Paid-in capital	$70,445,836
Retained earnings	(15,971,526l )

Net assets, December 31, 2008	$54,474,310

Net asset value and redemption price per share, $54,474,310 / 7,700,540 outstanding shares of beneficial interest	$7.07

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$728,390
Unaffiliated dividend income	51,251

779,641

EXPENSES
Advisory fees	101,277
Custodian and accounting fees	35,000
Audit fee	26,000
Transfer agent’s fees and expenses	19,000
Shareholders’reports	12,000
Legal fees and expenses	8,000
Trustees’ fees	8,000
Loan interest expense (Note 7)	3,515
Miscellaneous	6,681

Total expenses	219,473
Less: advisory fee waiver and expense reimbursement	(80,819)

Net expenses	138,654

NET INVESTMENT INCOME	640,987

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions (including affiliated $(13,753,728))	(15,125,264)
Net capital gain distribution received (including affiliated $2,413,715)	2,413,715

(12,711,549)

Net change in unrealized appreciation (depreciation) on investments (including affiliated $(3,656,083))	(3,899,024)

NET LOSS ON INVESTMENTS	(16,610,573)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,969,586)

STATEMENT OF CHANGES IN NET ASSETS
		November 19, 2007*
	Year Ended	through
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$640,987	$23,062
Net realized gain (loss) on investment transactions	(12,711,549)	16,497
Net change in unrealized appreciation (depreciation) on investments	(3,899,024)	(1,940)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,969,586)	37,619

DISTRIBUTIONS	(39,559)	—

FUND SHARE TRANSACTIONS:
Fund share sold [14,921,714 and 528,659 shares, respectively]	126,090,448	5,360,094
Fund share issued in reinvestment of distributions [4,129 and 0 shares, respectively]	39,559	—
Fund share repurchased [7,708,584 and 45,378 shares, respectively]	(60,579,209)	(465,056)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	65,550,798	4,895,038

TOTAL INCREASE IN NET ASSETS	49,541,653	4,932,657
NET ASSETS:
Beginning of period	4,932,657	—

End of period	$54,474,310	$4,932,657

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.
A141

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 101.0%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 92.2%
AST AllianceBernstein Growth &
Income Portfolio	394,002	$4,901,382
AST DeAM Large-Cap Value Portfolio	871,247	5,785,081
AST Federated Aggressive Growth Portfolio	148,904	786,211
AST International Growth Portfolio	159,351	1,212,662
AST International Value Portfolio	317,962	3,557,993
AST Large-Cap Value Portfolio	818,540	8,398,221
AST Marsico Capital Growth Portfolio	499,883	6,323,521
AST MFS Growth Portfolio	516,239	3,551,723
AST Mid-Cap Value Portfolio	87,311	621,656
AST Money Market Portfolio	11,206,698	11,206,698
AST Neuberger Berman Mid-Cap Growth Portfolio*	37,627	481,251
AST PIMCO Total Return Bond Portfolio	2,665,146	30,142,798
AST Small-Cap Growth Portfolio*	70,850	793,520
AST Small-Cap Value Portfolio	326,324	2,829,229
AST T. Rowe Price Large-Cap Growth Portfolio	619,878	4,320,548
AST Western Asset Core Plus Bond Portfolio	783,963	7,408,446

TOTAL AFFILIATED MUTUAL FUNDS
(cost $95,672,835)(w)		92,320,940

COMMON STOCKS — 8.8%
Exchange Traded Funds
iShares COMEX Gold Trust*	34,511	2,990,723
iShares MSCI Emerging Markets Index Fund	162,861	4,066,639
iShares S&P MidCap 400 Index Fund	17,840	953,726
PowerShares Cleantech Portfolio*	43,113	782,070

TOTAL COMMON STOCKS
(cost $9,502,100)		8,793,158

TOTAL INVESTMENTS — 101.0%
(cost $105,174,935)		101,114,098
Liabilities in excess of other assets — (1.0)%		(1,004,473)

NET ASSETS — 100.0%		$100,109,625

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$101,114,098	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$101,114,098	—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Core Bonds	30.1%
Large / Mid-Cap Value	23.2
Money Market	11.2
Large / Mid-Cap Growth	11.1
Exchange Traded Funds	8.8
Global Bonds	7.4
International Value	3.6
Small-Cap Value	2.8
Small-Cap Growth	1.6
International Growth	1.2

101.0
Liabilities in excess of other assets	(1.0)

100.0%

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $95,672,835)	$92,320,940
Unaffiliated investments (cost $9,502,100)	8,793,158
Cash	1,851,181
Receivable for fund share sold	312,180
Dividends receivable	1,920
Prepaid expenses	445

Total Assets	103,279,824

LIABILITIES:
Payable for investments purchased	3,117,476
Accrued expenses and other liabilities	38,087
Advisory fees payable	14,625
Payable for fund share repurchased	11

Total Liabilities	3,170,199

NET ASSETS	$100,109,625

Net assets were comprised of:
Paid-in capital	$116,414,990
Retained earnings	(16,305,365)

Net assets, December 31, 2008	$100,109,625

Net asset value and redemption price per share, $100,109,625 / 12,966,634 outstanding shares of beneficial interest	$7.72

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$845,404
Unaffiliated dividend income	85,423

930,827

EXPENSES
Advisory fees	139,085
Custodian and accounting fees	44,000
Audit fee	26,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	18,000
Trustees’fees	8,000
Legal fees and expenses	6,000
Loan interest expense (Note 7)	2,974
Miscellaneous	4,183

Total expenses	267,242
Less: advisory fee waiver and expense reimbursement	(78,689)

Net expenses	188,553

NET INVESTMENT INCOME	742,274

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions (including affiliated $(13,570,227))	(14,708,476)
Net capital gain distribution received (including affiliated $1,721,674)	1,721,674

(12,986,802)

Net change in unrealized appreciation (depreciation) on investments (including affiliated $(3,337,135))	(4,051,508)

NET LOSS ON INVESTMENTS	(17,038,310)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(16,296,036)

STATEMENT OF CHANGES IN NET ASSETS

		November 19, 2007*
	Year Ended	through
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$742,274	$18,335
Net realized gain (loss) on investment transactions	(12,986,802)	8,184
Net change in unrealized appreciation (depreciation) on investments	(4,051,508)	(9,329)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,296,036)	17,190

DISTRIBUTIONS	(26,519)	—

FUND SHARE TRANSACTIONS:
Fund share sold [20,159,215 and 277,703 shares, respectively]	174,048,497	2,814,118
Fund share issued in reinvestment of distributions [2,703 and 0 shares, respectively]	26,519	—
Fund share repurchased [7,472,970 and 17 shares, respectively]	(60,473,968)	(176)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	113,601,048	2,813,942

TOTAL INCREASE IN NET ASSETS	97,278,493	2,831,132
NET ASSETS:
Beginning of period	2,831,132	—

End of period	$100,109,625	$2,831,132

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.
A143

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 90.6%		Value
COMMON STOCKS	Shares	(Note 2)

Australia — 4.7%
BHP Billiton Ltd., ADR(a)	126,997	$5,448,171
CSL Ltd.	385,946	9,101,316
Macquarie Group Ltd.	187,897	3,813,434
QBE Insurance Group Ltd.	699,010	12,633,426
Woolworths Ltd.	761,916	14,206,842
WorleyParsons Ltd.	191,230	1,907,703

		47,110,892

Bermuda — 0.4%
Credicorp Ltd.(a)	80,215	4,007,541

Brazil — 2.9%
BM&FBOVESPA SA	1,053,523	2,719,643
Gafisa SA	463,000	2,082,706
LLX Logistica SA*	256,000	165,763
MMX Mineracao e Metalicos SA*	296,300	351,952
Petroleo Brasileiro SA (PRFC Shares)	533,396	5,224,170
Petroleo Brasileiro SA, ADR	380,101	9,308,674
Unibanco - Uniao de Bancos Brasileiros SA, GDR	113,496	7,334,112
Weg SA	356,500	1,910,913

		29,097,933

Canada — 4.3%
Canadian National Railway Co.(a)	269,698	9,914,098
Research In Motion Ltd.*	26,470	1,074,153
Rogers Communications, Inc. (Class B Stock)	647,876	19,202,740
Shoppers Drug Mart Corp.	339,300	13,206,452

		43,397,443

Chile
Centros Comerciales Sudamericanos SA, ADR, 144A*	8,499	181,052

China — 2.1%
China Life Insurance Co. Ltd. (Class H Stock)	2,923,000	8,980,864
China Merchants Bank Co. Ltd. (Class H Stock)	3,032,500	5,674,030
China Oilfield Services Ltd. (Class H Stock)	5,144,000	4,199,693
Industrial & Commercial Bank of China Ltd. (Class H Stock)	5,065,000	2,689,094

		21,543,681

Czech Republic — 0.6%
CEZ A/S	143,898	5,847,643

Denmark — 3.2%
Novo Nordisk A/S (Class B Stock)	358,896	18,163,805
Vestas Wind Systems A/S*	245,526	13,916,342

		32,080,147

Finland — 0.5%
Nokia Oyj	292,062	4,506,378

France — 6.3%
Accor SA	124,649	6,083,440
Alstom SA	263,661	15,385,722
AXA SA	467,810	10,303,655
BNP Paribas	99,269	4,174,155
Cie Generale de Geophysique-Veritas*	156,152	2,300,822
Eurazeo	77,698	3,623,531
Iliad SA	78,588	6,772,944
JC Decaux SA	125,697	2,148,241
Veolia Environnement	414,883	12,802,895

		63,595,405

Germany — 3.3%
Bayerische Motoren Werke AG	93,606	2,811,823
Beiersdorf AG	175,861	10,267,114
E.ON AG	312,641	12,359,619
Linde AG	88,147	7,333,331

		32,771,887

Hong Kong — 1.9%
Cheung Kong Holdings Ltd.	352,000	3,357,950
CNOOC Ltd.	9,464,100	9,002,017
Esprit Holdings Ltd.	650,500	3,706,815
Noble Group Ltd.	4,318,000	3,092,818

		19,159,600

India — 2.6%
Bharti Airtel Ltd.*	618,428	9,116,133
ICICI Bank Ltd., ADR(a)	157,288	3,027,794
Infosys Technologies Ltd.	342,844	7,945,810
Sun Pharmaceutical Industries Ltd.	3,973	87,401
Vedanta Resources PLC	615,898	5,414,887

		25,592,025

Indonesia — 0.4%
Bank Rakyat Indonesia	9,960,500	4,235,716

Ireland — 0.3%
Ryanair Holdings PLC, ADR*(a)	107,908	3,137,965

Israel — 3.3%
Teva Pharmaceutical Industries Ltd., ADR(a)	786,272	33,471,599

Italy — 1.2%
Saipem SpA	741,441	12,182,141

Japan — 9.0%
Aeon Mall Co. Ltd.	282,600	5,463,124
Daikin Industries Ltd.	126,200	3,318,872
Daiwa Securities Group, Inc.	626,000	3,758,077
Fast Retailing Co. Ltd.	36,000	5,282,383
Honda Motor Co. Ltd.	137,700	2,932,829
Jupiter Telecommunications Co. Ltd.	15,311	15,936,313
Marubeni Corp.	1,244,000	4,762,727
Mizuho Financial Group, Inc.	1,163	3,355,255
Nintendo Co. Ltd.	83,900	32,062,526
Panasonic Corp.	70,000	860,456

SEE NOTES TO FINANCIAL STATEMENTS.
A144

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Japan (cont d.)
Sumitomo Realty & Development Co. Ltd.	46,000	$691,479
Suruga Bank Ltd.	326,000	3,238,685
Terumo Corp.	176,700	8,277,591

		89,940,317

Mexico — 1.5%
Cemex SAB de CV, ADR*(a)	673,701	6,157,627
Wal-Mart de Mexico SAB de CV (Class V Stock)	3,354,100	8,961,382

		15,119,009

Netherlands — 1.5%
Heineken NV	263,386	8,018,006
Qaigen NV*	418,560	7,197,091

		15,215,097

Singapore — 0.2%
CapitaLand Ltd.	343,000	748,402
Singapore Airlines Ltd.	173,000	1,360,635

		2,109,037

South Africa — 1.5%
MTN Group Ltd.	809,233	9,497,218
Naspers Ltd. (Class N Stock)	330,900	5,950,473

		15,447,691

Spain — 4.0%
Banco Santander Central Hispano SA	1,146,122	10,753,855
Gamesa Corp. Tecnologica SA	336,877	5,965,823
Iberdrola Renovables SA*	2,058,792	8,728,545
Industria de Diseno Textil SA	198,954	8,664,483
Telefonica SA	292,337	6,440,842

		40,553,548

Sweden — 0.2%
Hennes & Mauritz AB (Class B Stock)	39,550	1,527,896

Switzerland — 15.1%
ABB Ltd.*	1,207,312	17,672,684
Actelion Ltd.*	199,341	11,124,964
Compagnie Financiere Richemont SA	79,240	1,509,830
Credit Suisse Group AG	598,644	16,029,834
Julius Baer Holding AG	119,317	4,481,884
Lonza Group AG	104,516	9,579,120
Nestle SA	773,392	30,227,939
Roche Holding AG	172,218	26,293,442
SGS SA	7,982	8,249,354
Synthes, Inc.	79,294	9,938,291
Zurich Financial Services AG	76,459	16,306,847

		151,414,189

Taiwan — 1.4%
Hon Hai Precision Industry Co. Ltd.	2,169,800	4,278,327
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	1,177,576	9,302,850

		13,581,177

United Arab Emirates — 0.3%
DP World Ltd.	6,722,277	2,621,688

United Kingdom — 17.2%
AMEC PLC	534,761	3,788,528
Amlin PLC	315,392	1,621,104
Autonomy Corp. PLC*	472,857	6,465,386
BAE Systems PLC	3,072,540	16,643,127
BG Group PLC	1,606,340	22,102,100
BP PLC	736,326	5,568,523
British Sky Broadcasting Group PLC	1,129,712	7,796,382
Capita Group PLC (The)	1,201,046	12,743,835
HSBC Holdings PLC	312,434	2,973,722
Petrofac Ltd.	429,881	2,138,496
Reckitt Benckiser Group PLC	587,541	21,777,360
Rolls-Royce Group PLC*	3,031,550	14,623,165
Rolls-Royce Group PLC (Class C Stock)	149,130,010	214,412
Rotork PLC	231,025	2,629,021
Standard Chartered PLC	840,625	10,575,344
Tesco PLC	1,740,301	9,007,640
Tullow Oil PLC	1,072,715	10,171,460
Vodafone Group PLC	10,809,693	21,602,912

		172,442,517

United States — 0.7%
Las Vegas Sands Corp.*	476,318	2,824,566
Transocean Ltd.*	96,129	4,542,095

		7,366,661

TOTAL LONG-TERM INVESTMENTS
(cost $1,160,952,979)		909,257,875

SHORT-TERM INVESTMENT — 11.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $118,677,530; includes $45,429,934 of cash collateral for securities on loan)(b)(w) (Note 4)	118,677,530	118,677,530

TOTAL INVESTMENTS(o) — 102.4%
(cost $1,279,630,509)		1,027,935,405
Liabilities in excess of other assets(x) — (2.4)%		(24,079,206)

NET ASSETS — 100.0%		$1,003,856,199

SEE NOTES TO FINANCIAL STATEMENTS.
A145

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviations are used in Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $43,452,611; cash collateral of $45,429,934 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2008, 35 securities representing $200,293,155 and 20.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized depreciation on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2008:

		Notional
		Amount	Value at Settlement	Current	Unrealized
Purchase Contracts		(000)	Date Payable	Value	Depreciation

Japanese Yen,
Expiring 03/17/09	JPY	490,252	$5,473,701	$5,416,889	$(56,812)

		Notional
		Amount	Value at Settlement	Current	Unrealized
Sale Contracts		(000)	Date Receivable	Value	Depreciation

Japanese Yen,
Expiring 03/17/09	JPY	490,252	$5,318,568	$5,416,889	$(98,321)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$827,642,250	—
Level 2 – Other Significant Observable Inputs	196,937,900	$(155,133)
Level 3 – Significant Unobservable Inputs	3,355,255	—

Total	$1,027,935,405	$(155,133)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in
Securities

Balance as of 12/31/07	$—
Realized gain (loss)	(893,081)
Change in unrealized appreciation (depreciation)	(2,073,403)
Net purchases (sales)	6,321,739
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$3,355,255

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (4.5% represents investments purchased with collateral from securities on loan)	11.8%
Pharmaceuticals	9.6
Oil, Gas & Consumable Fuels	7.0
Foods	5.3
Insurance	5.0

SEE NOTES TO FINANCIAL STATEMENTS.
A146

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Media	4.1%
Retail & Merchandising	3.6
Financial – Bank & Trust	3.4
Entertainment & Leisure	3.3
Banks	2.8
Computer Services & Software	2.2
Consumer Products & Services	2.2
Utilities	2.1
Commercial Services	2.1
Wireless Telecommunication Services	2.0
Medical Supplies & Equipment	2.0
Telecommunications	2.0
Engineering/R&D Services	1.8
Chemicals	1.7
Aerospace	1.7
Diversified Machinery	1.5
Financial Services	1.5
Industrial Products	1.5
Electronic Components & Equipment	1.4
Commercial Banks	1.3
Water	1.3
Oil & Gas Exploration/Production	1.0
Construction	1.0
Diversified Resources	1.0
Semiconductors	0.9
Investment Firms	0.9
Biotechnology	0.9
Healthcare Products	0.8
Beverages	0.8
Broadcasting	0.8
Real Estate Investment Trusts	0.8
Lodging	0.7
Diversified Financial Services	0.6
Metals & Mining	0.6
Computer Hardware	0.6
Equipment Services	0.6
Electric	0.6
Automobile Manufacturers	0.6
Diversified	0.5
Clothing & Apparel	0.5
Business Services	0.5
Airlines	0.4
Oil & Gas Services	0.4
Real Estate Operation & Development	0.3
Building Products	0.3
Holding Companies – Diversified	0.3
Hotels, Restaurants & Leisure	0.3
Transportation	0.3
Instruments – Controls	0.3
Advertising	0.2
Building & Construction	0.2
Machinery	0.2
Engineering/Construction	0.2
Electronic Components	0.1

102.4
Liabilities in excess of other assets	(2.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A147

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $43,452,611:
Unaffiliated investments (cost $1,160,952,979)	$909,257,875
Affiliated investments (cost $118,677,530)	118,677,530
Cash	5,017,387
Foreign currency, at value (cost $3,196,979)	2,963,278
Receivable for fund share sold	15,957,780
Tax reclaim receivable	4,781,574
Dividends and interest receivable	1,490,957
Receivable for investments sold	1,183,194
Prepaid expenses	5,951

Total Assets	1,059,335,526

LIABILITIES:
Payable to broker for collateral for securities on loan	45,429,934
Payable for investments purchased	9,239,906
Advisory fees payable	340,600
Accrued expenses and other liabilities	303,953
Unrealized depreciation on foreign currency forward contracts	155,133
Shareholder servicing fees payable	5,054
Payable for fund share repurchased	4,747

Total Liabilities	55,479,327

NET ASSETS	$1,003,856,199

Net assets were comprised of:
Paid-in capital	$1,657,294,092
Retained earnings	(653,437,893)

Net assets, December 31, 2008	$1,003,856,199

Net asset value and redemption price per share, $1,003,856,199 / 131,943,771 outstanding shares of beneficial interest	$7.61

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $3,339,158 foreign withholding tax)	$41,801,269
Affiliated dividend income	2,214,076
Affiliated income from securities lending, net	384,391
Unaffiliated interest income	6,781

44,406,517

EXPENSES
Advisory fees	18,065,591
Shareholder servicing fees and expenses	1,374,994
Custodian and accounting fees	1,147,000
Loan interest expense (Note 7)	97,170
Trustees’fees	41,000
Audit fee	23,000
Insurance expenses	23,000
Transfer agent’s fees and expenses	19,000
Legal fees and expenses	15,000
Shareholders’reports	13,000
Miscellaneous	55,918

Total expenses	20,874,673

NET INVESTMENT INCOME	23,531,844

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(396,537,075)
Foreign currency transactions	(4,611,480)

(401,148,555)

Net change in unrealized appreciation (depreciation) on:
Investments	(748,997,610)
Foreign currencies	(522,304)

(749,519,914)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(1,150,668,469)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,127,136,625)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$23,531,844	$24,803,256
Net realized gain (loss) on investment and foreign currency transactions	(401,148,555)	315,804,142
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(749,519,914)	99,921,212

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,127,136,625)	440,528,610

DISTRIBUTIONS	(340,607,398)	(199,773,387)

FUND SHARE TRANSACTIONS:
Fund share sold [69,517,314 and 42,745,594 shares, respectively]	800,064,242	771,615,074
Fund share issued in reinvestment of distributions [24,556,157 and 11,104,691 shares, respectively]	340,590,297	199,773,387
Fund share repurchased [114,036,142 and 39,705,102 shares, respectively]	(1,442,482,333)	(719,187,090)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(301,827,794)	252,201,371

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,769,571,817)	492,956,594
NET ASSETS:
Beginning of year	2,773,428,016	2,280,471,422

End of year	$1,003,856,199	$2,773,428,016

SEE NOTES TO FINANCIAL STATEMENTS.
A148

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 89.6%
		Value
COMMON STOCKS — 89.6%	Shares	(Note 2)

Australia — 1.8%
Amcor Ltd.	322,545	$1,310,760
AWB Ltd.	665,066	1,185,463
BlueScope Steel Ltd.	420,300	1,032,633
Centennial Coal Co. Ltd.	413,500	968,829
Downer EDI Ltd.	489,000	1,312,152
Foster’s Group Ltd.	94,400	363,070
Macquarie Group Ltd.	62,900	1,276,577
National Australia Bank Ltd.	181,900	2,674,231
Pacific Brands Ltd.	838,600	252,847
Qantas Airways Ltd.	958,900	1,766,587

		12,143,149

Austria — 0.1%
Voestalpine AG	35,200	735,902

Belgium — 0.1%
AGFA-Gevaert NV*	142,500	368,432

Brazil — 0.9%
Empresa Brasileira de Aeronautica SA, ADR	180,400	2,924,284
Redecard SA	261,800	2,885,189

		5,809,473

Canada — 4.1%
Canadian National Railway Co.	191,100	6,931,922
Canadian Natural Resources Ltd.	123,900	4,892,771
Canadian Oil Sands Trust	67,400	1,151,997
Potash Corp. of Saskatchewan, Inc.	44,400	3,250,968
Rogers Communications, Inc. (Class B Stock)	350,600	10,391,619

		26,619,277

China — 2.4%
China Life Insurance Co. Ltd. (Class H Stock)	3,440,000	10,569,337
China Merchants Bank Co. Ltd. (Class H Stock)	2,887,976	5,403,615

		15,972,952

Denmark — 3.9%
Danske Bank A/S	124,600	1,210,014
H. Lundbeck A/S	127,600	2,621,273
Novo Nordisk A/S (Class B Stock)	254,200	12,865,117
Vestas Wind Systems A/S*	161,461	9,151,562

		25,847,966

Finland — 2.4%
Fortum Oyj	187,507	3,969,602
Nokia Oyj	634,936	9,796,761
Pohjola Bank PLC	50,800	688,490
Rautaruukki Oyj	32,000	540,895
TietoEnator Oyj	98,000	1,058,465

		16,054,213

France — 10.0%
Air Liquide	38,202	3,475,564
AXA SA	410,237	9,035,593
BNP Paribas	167,371	7,037,771
Ciments Francais SA	5,600	469,547
Compagnie Generale des Establissements Michelin (Class B Stock)	20,800	1,086,261
Credit Agricole SA	65,700	730,609
France Telecom SA	329,102	9,131,048
Groupe Danone	158,344	9,504,162
Lafarge SA	12,892	776,853
Lagardere SCA	27,300	1,100,500
LVMH Moet Hennessy Louis Vuitton SA	116,434	7,731,515
Peugeot SA	6,600	111,468
Rallye SA	27,900	624,395
Renault SA	18,200	469,294
Safran SA	143,100	1,916,354
Sanofi-Aventis SA	85,400	5,389,436
Societe Generale	13,900	695,580
Thales SA	32,700	1,355,909
THOMSON*	133,700	178,415
Total SA	52,600	2,844,963
Valeo SA	44,000	649,236
Vivendi	52,400	1,694,587

		66,009,060

Germany — 5.8%
Allianz SE	8,900	927,857
BASF SE	98,500	3,796,782
Daimler AG	51,500	1,911,384
Deutsche Bank AG	38,200	1,477,768
Deutsche Lufthansa AG	80,500	1,252,148
E.ON AG	241,223	9,536,255
Hannover Rueckversicherung AG	39,000	1,219,766
Heidelberger Druckmaschinen AG	55,963	470,637
MTU Aero Engines Holding AG	65,900	1,793,609
Muenchener Rueckversicherungs AG	12,100	1,866,972
Norddeutsche Affinerie AG	39,658	1,543,542
SAP AG	240,870	8,450,874
Suedzucker AG	54,000	815,930
ThyssenKrupp AG*	108,200	2,851,643

		37,915,167

Greece — 0.7%
Alpha Bank A.E	60,100	559,730
Mytilineos Holdings SA	30,000	165,138
National Bank of Greece SA	212,931	3,906,991

		4,631,859

Guernsey — 0.6%
Amdocs Ltd.*	218,200	3,990,878

SEE NOTES TO FINANCIAL STATEMENTS.
A149

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Hong Kong — 2.4%
Chaoda Modern Agriculture Holdings Ltd.	1,734,602	$1,114,673
China Mobile Ltd.	734,678	7,454,128
CITIC Pacific Ltd.	236,000	257,833
Hong Kong Exchanges and Clearing Ltd.	541,800	5,201,786
Kingboard Chemical Holdings Ltd.	818,000	1,482,753
Noble Group Ltd.	160,000	114,602
Orient Overseas International Ltd.	119,307	267,521

		15,893,296

Ireland — 0.1%
Bank of Ireland	184,600	214,007
Irish Life & Permanent PLC	206,800	451,315

		665,322

Israel — 2.2%
Teva Pharmaceutical Industries Ltd., ADR	346,574	14,753,655

Italy — 2.0%
Banche Popolari Unite ScpA	30,500	436,259
Banco Popolare SC	87,100	599,312
Enel SpA	251,700	1,582,309
ENI SpA	146,200	3,401,985
Finmeccanica SpA	61,500	930,963
Fondiaria-Sai SpA	47,400	843,369
Indesit Co. SpA	99,900	595,734
Intesa Sanpaolo SpA	300,000	1,058,174
Parmalat Finanziaria SpA,*	448,250	68,540
Telecom Italia SpA	2,226,700	3,559,501

		13,076,146

Japan — 14.1%
Alpine Electronics, Inc.	57,400	460,767
Alps Electric Co. Ltd.	108,200	533,646
Asahi Glass Co. Ltd.	216,000	1,231,266
Asahi Kasei Corp.	426,000	1,880,388
Astellas Pharma, Inc.	79,200	3,241,838
Circle K Sunkus Co. Ltd.	69,100	1,250,147
Daiichi Sankyo Co. Ltd.	25,300	598,304
Denki Kagaku Kogyo Kabushiki Kaisha	312,000	768,310
Fanuc Ltd.	100,875	7,229,892
Fuji Fire & Marine Insurance Co. Ltd. (The)	93,000	139,628
Hitachi Information Systems Ltd.	73,600	1,520,804
Honda Motor Co. Ltd.	176,500	3,759,219
Keihin Corp.	135,000	983,649
Komatsu Ltd.	295,113	3,764,613
Kyoei Steel Ltd.	67,900	1,363,768
Kyowa Exeo Corp.	116,000	1,247,283
Marubeni Corp.	399,000	1,527,595
Mitsubishi Corp.	119,600	1,694,022
Mitsui & Co. Ltd.	158,000	1,624,298
Mitsui Chemicals, Inc.	217,000	806,387
Mitsui Mining & Smelting Co. Ltd.	696,000	1,476,477
Nifco, Inc.	72,900	739,280
Nintendo Co. Ltd.	26,588	10,160,649
Nippon Light Metal Co. Ltd.	1,350,000	1,371,081
Nippon Oil Corp.	433,900	2,200,031
Nippon Shokubai Co. Ltd.	273,000	2,103,742
Nippon Telegraph & Telephone Corp.	600	3,265,198
Nissan Motor Co. Ltd.	633,500	2,279,099
NTT DoCoMo, Inc.	1,426	2,806,818
Omron Corp.	118,600	1,593,492
Onward Holding Co. Ltd.	144,000	1,147,782
Panasonic Corp.	154,000	1,893,004
Ricoh Co. Ltd.	254,000	3,255,447
Sanwa Holdings Corp.	437,000	1,680,809
SFCG Co. Ltd.	17,090	753,916
SMK Corp.	98,000	291,050
Sumitomo Corp.	227,100	2,014,214
Sumitomo Electric Industries Ltd.	257,700	1,994,908
Sumitomo Mitsui Financial Group, Inc.	300	1,215,000
Takeda Pharmaceutical Co. Ltd.	42,400	2,209,986
Takefuji Corp.	149,700	1,228,207
Tokai Tokyo Securities Co. Ltd.	58,000	160,456
Toppan Forms Co. Ltd.	72,200	929,103
Toyota Motor Corp.	311,500	10,297,669
Uniden Corp.	74,000	116,408
UNY Co. Ltd.	10,000	110,661
Yokohama Rubber Co. Ltd. (The)	200	1,004

		92,921,315

Liechtenstein — 0.1%
Verwaltungs und Privat Bank AG	4,600	605,496

Mexico — 1.5%
America Movil SAB de CV (Class L Stock), ADR	149,400	4,629,906
Wal-Mart de Mexico SAB de CV (Class V Stock)	1,947,800	5,204,073

		9,833,979

Netherlands — 1.7%
Aegon NV	155,700	979,347
CSM NV	73,029	1,167,408
ING Groep NV, ADR	178,500	1,818,745
Koninklijke DSM NV	71,300	1,816,198
Koninklijke Philips Electronics NV	78,600	1,511,034
Oce NV	126,300	551,268
Schlumberger Ltd.	79,359	3,359,266

		11,203,266

New Zealand — 0.2%
Air New Zealand Ltd.	1,857,800	1,043,857

Norway — 0.4%
DnB NOR ASA	324,200	1,250,110
Norsk Hydro ASA	91,500	363,277
StatoilHydro ASA	73,000	1,187,458

		2,800,845

SEE NOTES TO FINANCIAL STATEMENTS.
A150

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Portugal — 0.5%
Banco Espirito Santo SA	115,492	$1,074,008
Portugal Telecom SGPS SA	258,000	2,176,898

		3,250,906

Russia — 0.3%
Gazprom OAO, ADR	118,600	1,690,050

Singapore — 0.4%
MobileOne Ltd.	459,090	473,990
Neptune Orient Lines Ltd.	1,059,000	832,210
Singapore Airlines Ltd.	169,000	1,329,175

		2,635,375

Spain — 2.9%
Banco Bilbao Vizcaya Argentaria SA	186,100	2,240,236
Banco Santander SA (XLON)	42,367	387,101
Banco Santander SA (XMCE)	461,100	4,326,418
Repsol YPF SA	104,500	2,193,425
Telefonica SA	445,257	9,810,013

		18,957,193

Sweden — 1.9%
Electrolux AB (Class B Stock)	157,100	1,326,061
Hennes & Mauritz AB (Class B Stock)	252,634	9,759,759
Nordea Bank AB	94,600	654,357
Volvo AB (Class B Stock)	132,500	718,802

		12,458,979

Switzerland — 10.6%
Adecco SA	32,200	1,082,460
Baloise Holding AG	28,500	2,101,987
Clariant AG*	262,000	1,755,118
Credit Suisse Group AG	74,100	1,984,169
Georg Fischer AG*	3,900	879,044
Givaudan SA	5,721	4,464,030
Julius Baer Holding AG	55,916	2,100,363
Logitech International SA*	250,130	3,847,069
Nestle SA	367,575	14,366,628
Novartis AG	157,557	7,801,244
Rieter Holding AG	5,000	803,307
Roche Holding AG	77,087	11,769,284
Swiss Re	220,819	10,435,661
Swisscom AG	9,000	2,870,766
Zurich Financial Services AG	15,100	3,220,463

		69,481,593

Turkey — 0.7%
Turkcell Iletisim Hizmet A/S	825,358	4,678,900

United Kingdom — 14.8%
ARM Holdings PLC	2,045,719	2,544,171
AstraZeneca PLC	125,400	5,060,857
Aviva PLC	169,600	950,987
Barclays PLC	247,500	545,864
Beazley Group PLC	619,500	1,206,882
BP PLC	921,200	6,966,647
Brit Insurance Holdings PLC	459,500	1,453,424
BT Group PLC	1,472,300	2,861,918
Carnival PLC	342,362	7,427,778
Centrica PLC	309,800	1,184,806
Dairy Crest Group PLC	218,184	668,169
Davis Service Group PLC	80,600	314,912
Drax Group PLC	144,600	1,166,313
DS Smith PLC	528,500	575,588
GKN PLC	468,500	653,379
GlaxoSmithKline PLC	120,500	2,225,386
Go-Ahead Group PLC	34,400	513,876
HBOS PLC	325,703	323,114
IMI PLC	307,700	1,202,212
Kingfisher PLC	2,080,000	4,037,209
Legal & General Group PLC	1,091,100	1,204,786
Lloyds TSB Group PLC	414,300	750,533
Marston’s PLC	515,200	866,654
Old Mutual PLC	904,597	715,323
Premier Foods PLC	854,149	374,557
Reckitt Benckiser Group PLC	257,729	9,552,792
Royal & Sun Alliance Insurance Group PLC	528,000	1,048,363
Royal Bank of Scotland Group PLC	530,438	376,743
Royal Dutch Shell PLC (Class B Stock)	307,400	7,628,318
SABMiller PLC	250,906	4,195,415
Smith & Nephew PLC	1,033,642	6,516,642
Spectris PLC	107,672	828,210
Standard Chartered PLC	572,555	7,202,933
Tate & Lyle PLC	287,800	1,658,244
Tomkins PLC	547,600	968,395
TT Electronics PLC	87,300	43,931
Vodafone Group PLC	806,800	1,612,370
Vodafone Group PLC, ADR	417,500	8,533,700
WPP Group PLC	185,600	1,074,059

		97,035,460

TOTAL COMMON STOCKS
(cost $913,034,489)		589,083,961

	Units

RIGHTS *
Belgium
Fortis, expiring 03/09/09	88,600	—

United Kingdom
HBOS, expiring 01/09/09	450,741	—
Lloyds TSB, expiring 01/09/09	180,096	—

		—

TOTAL RIGHTS
(cost $0)		—

TOTAL LONG-TERM INVESTMENTS
(cost $913,034,489)		589,083,961

SEE NOTES TO FINANCIAL STATEMENTS.
A151

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

SHORT-TERM INVESTMENT — 8.5%
		Value
	Shares	(Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $56,264,009)(w)(Note 4)	56,264,009	$56,264,009

TOTAL INVESTMENTS(o) — 98.1%
(cost $969,298,498)		645,347,970
Other assets in excess of liabilities(x) — 1.9%		12,166,763

NET ASSETS — 100.0%		$657,514,733

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

XLON	London Stock Exchange

XMCE	Mercado de Bloques, Madrid Stock Exchange

*	Non-income producing security.

(o)	As of December 31, 2008, 71 securities representing $140,678,484 and 21.4% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2008:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

Euro,
Expiring 06/16/09	EUR	10,364	$14,178,989	$14,340,224	$161,235
Japanese Yen,
Expiring 01/06/09	JPY	3,360	37,079	37,062	(17)

			$14,216,068	$14,377,286	$161,218

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Receivable	Value	(Depreciation)

British Pound,
Expiring 06/19/09	GBP	4,903	$ 7,514,092	$7,035,947	$478,145
Euro,
Expiring 06/16/09	EUR	19,481	25,965,679	26,955,028	(989,349)
Mexican Peso,
Expiring 05/29/09	MXN	101,960	7,163,885	7,085,405	78,480

			$40,643,656	$41,076,380	$(432,724)

SEE NOTES TO FINANCIAL STATEMENTS.
A152

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$504,669,486	—
Level 2 – Other Significant Observable Inputs	136,129,746	$(271,506)
Level 3 – Significant Unobservable Inputs	4,548,738	—

Total	$645,347,970	$(271,506)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in
Securities

Balance as of 12/31/07	$466,065
Realized gain (loss)	178,311
Change in unrealized appreciation (depreciation)	2,103
Net purchases (sales)	(3,057,044)
Transfers in and/or out of Level 3
6,959,303

Balance as of 12/31/08	$4,548,738

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Telecommunications	13.6%
Pharmaceuticals	10.3
Affiliated Money Market Mutual Fund	8.5
Insurance	7.5
Financial – Bank & Trust	6.4
Oil, Gas & Consumable Fuels	5.6
Food	4.4
Entertainment & Leisure	4.1
Chemicals	3.9
Automobile Manufacturers	3.0
Utilities	1.9
Diversified Financial Services	1.8
Electronic Components & Equipment	1.7
Retail & Merchandising	1.7
Computer Services & Software	1.6
Consumer Products & Services	1.5
Aerospace/defense	1.5
Energy – Alternate Sources	1.4
Transportation	1.4
Holding Companies – Diversified	1.2
Machinery & Equipment	1.2
Auto Parts & Equipment	1.1
Healthcare Products	1.0
Banks	0.9
Airlines	0.9
Beverages	0.8
Iron / Steel	0.7
Financial Services	0.7
Building Materials	0.7
Metals & Mining	0.6
Electric – Integrated	0.6
Computer Hardware	0.6
Office Equipment	0.6
Conglomerates	0.6
Distribution/Wholesale	0.5
Diversified Manufacturing	0.4
Semiconductors	0.4
Agriculture	0.4
Commercial Services	0.3
Home Furnishings	0.3
Metal Fabricate/hardware	0.3
Equipment Services	0.2
Containers & Packaging	0.2
Gas Distribution	0.2
Clothing & Apparel	0.2
Media	0.2
Coal	0.1
Appliances	0.1
Forest & Paper Products	0.1
Electronics	0.1
Miscellaneous Manufacturing	0.1

98.1
Other assets in excess of liabilities	1.9

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A153

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $913,034,489)	$589,083,961
Affiliated investments (cost $56,264,009)	56,264,009
Cash	6,926,060
Foreign currency, at value (cost $774,967)	793,432
Receivable for fund share sold	3,449,584
Tax reclaim receivable	2,845,367
Dividends receivable	751,973
Unrealized appreciation on foreign currency forward contracts	717,860
Receivable for investments sold	80,000
Prepaid expenses	7,559

Total Assets	660,919,805

LIABILITIES:
Payable for investments purchased	2,011,398
Unrealized depreciation on foreign currency forward contracts	989,366
Advisory fees payable	233,462
Accrued expenses and other liabilities	167,364
Shareholder servicing fees payable	3,457
Payable for fund share repurchased	25

Total Liabilities	3,405,072

NET ASSETS	$657,514,733

Net assets were comprised of:
Paid-in capital	$1,033,458,861
Retained earnings	(375,944,128)

Net assets, December 31, 2008	$657,514,733

Net asset value and redemption price per share, $657,514,733 / 58,746,547 outstanding shares of beneficial interest	$11.19

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $3,217,142 foreign withholding tax)	$32,915,049
Affiliated dividend income	592,689

33,507,738

EXPENSES
Advisory fees	9,983,451
Shareholder servicing fees and expenses	797,093
Custodian and accounting fees	557,000
Loan interest expense (Note 7)	109,089
Trustees’ fees	26,000
Audit fee	24,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	15,000
Legal fees and expenses	12,000
Insurance expenses	8,000
Miscellaneous	42,884

Total expenses	11,593,517

NET INVESTMENT INCOME	21,914,221

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(76,007,765)
Foreign currency transactions	3,492,335

(72,515,430)

Net change in unrealized appreciation (depreciation) on:
Investments	(509,447,868)
Foreign currencies	1,144,983

(508,302,885)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(580,818,315)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(558,904,094)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$21,914,221	$24,109,758
Net realized gain (loss) on investment and foreign currency transactions	(72,515,430)	111,999,454
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(508,302,885)	87,949,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(558,904,094)	224,058,648

DISTRIBUTIONS	(97,450,921)	(13,865,852)

FUND SHARE TRANSACTIONS:
Fund share sold [38,358,049 and 31,546,200 shares, respectively]	586,329,336	650,929,004
Fund share issued in reinvestment of distributions [5,444,186 and 636,048 shares, respectively]	97,450,921	13,865,852
Fund share repurchased [54,917,933 and 17,459,324 shares, respectively]	(906,240,768)	(377,268,583)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(222,460,511)	287,526,273

TOTAL INCREASE (DECREASE) IN NET ASSETS	(878,815,526)	497,719,069
NET ASSETS:
Beginning of year	1,536,330,259	1,038,611,190

End of year	$657,514,733	$1,536,330,259

SEE NOTES TO FINANCIAL STATEMENTS.
A154

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 94.9%
		Value
COMMON STOCKS — 94.9%	Shares	(Note 2)

Australia — 2.1%
BHP Billiton Ltd.	149,149	$3,168,547
Rio Tinto Ltd.	11,620	311,390

		3,479,937

Belgium — 0.7%
Anheuser-Busch InBev NV	48,930	1,127,689

Brazil — 1.8%
Cia Vale do Rio Doce, ADR(a)	113,619	1,375,926
Petroleo Brasileiro SA, ADR	65,420	1,602,136

		2,978,062

Canada
Nortel Networks Corp.*	2,492	648

Finland — 1.5%
Nokia OYJ	162,817	2,512,189

France — 12.4%
Accor SA	34,311	1,674,533
AXA SA	124,546	2,743,163
BNP Paribas	41,958	1,764,289
Cie de Saint-Gobain	27,600	1,288,883
GDF Suez	26,410	1,296,821
Imerys SA	28,352	1,280,648
Lafarge SA	21,498	1,295,438
Pernod-Ricard SA	15,459	1,138,259
Sanofi-Aventis SA	25,336	1,598,908
Total SA	124,236	6,719,520

		20,800,462

Germany — 8.9%
Bayer AG	42,820	2,473,132
Deutsche Post AG	54,600	903,928
E.ON AG	103,729	4,100,713
Linde AG	16,690	1,388,513
RWE AG	13,700	1,213,080
SAP AG	36,721	1,288,349
Siemens AG	32,212	2,358,811
Symrise AG	90,740	1,258,806

		14,985,332

Greece — 0.3%
Piraeus Bank SA	67,462	600,162

Hong Kong — 2.3%
China Mobile Ltd.	108,000	1,095,780
Esprit Holdings Ltd.	265,300	1,511,788
Hang Lung Properties Ltd.	548,000	1,203,171

		3,810,739

Israel — 1.0%
Teva Pharmaceutical Industries Ltd., ADR(a)	38,800	1,651,716

Italy — 4.1%
ENI SpA	162,973	3,792,283
Intesa Sanpaolo SpA	498,230	1,757,379
UniCredit SpA	571,026	1,385,099

		6,934,761

Japan — 19.0%
Astellas Pharma, Inc.	58,600	2,398,633
Canon, Inc.	86,750	2,748,637
Daikin Industries Ltd.	33,300	875,740
East Japan Railway Co.	150	1,186,875
Honda Motor Co. Ltd.	106,200	2,261,921
Japan Tobacco, Inc.	719	2,381,574
Komatsu Ltd.	140,000	1,785,912
Mitsubishi Corp.	146,900	2,080,701
Mitsubishi UFJ Financial Group, Inc.	179,000	1,125,042
Mitsui Fudosan Co. Ltd.	101,000	1,683,896
Murata Manufacturing Co. Ltd.	56,400	2,211,524
Nidec Corp.	34,600	1,353,182
Nintendo Co. Ltd.	6,300	2,407,555
Nomura Holdings, Inc.	103,300	860,109
Shin-Etsu Chemical Co. Ltd.	42,600	1,966,057
Sony Corp.	74,100	1,620,709
Sumitomo Corp.	232,900	2,065,656
Sumitomo Mitsui Financial Group, Inc.	250	1,036,955

		32,050,678

Mexico — 1.1%
America Movil SAB de CV (Class L Stock), ADR	32,400	1,004,076

Fomento Economico Mexicano
SAB de CV, ADR(a)	27,830	838,518

		1,842,594

Netherlands — 5.6%
ING Groep NV, ADR	140,341	1,429,941
Koninklijke Philips Electronics NV	64,522	1,240,394
Reed Elsevier NV	104,274	1,220,443
Royal Dutch Shell PLC (Class A Stock)	171,245	4,463,225
Wolters Kluwer NV	55,446	1,043,562

		9,397,565

Norway — 0.3%
Norsk Hydro ASA	114,100	453,004

Spain — 4.1%
Banco Bilbao Vizcaya Argentaria SA	135,266	1,628,306
Inditex SA	40,300	1,755,072
Telefonica SA	164,170	3,617,035

		7,000,413

Sweden — 0.4%
Atlas Copco AB (Class A Stock)	82,500	696,372

Switzerland — 10.9%
ABB Ltd.*	172,597	2,526,482
Adecco SA	39,638	1,332,501
Holcim Ltd.	31,328	1,774,866
Nestle SA	112,602	4,401,037
Novartis AG	61,622	3,051,139
Roche Holding AG	20,920	3,193,968
Zurich Financial Services AG	9,645	2,057,044

		18,337,037

SEE NOTES TO FINANCIAL STATEMENTS.
A155

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	111,076	$877,497

United Kingdom — 17.9%
Barclays PLC	375,450	828,060
BG Group PLC	162,481	2,235,623
British Land Co. PLC	137,800	1,091,654
Burberry Group PLC	316,566	1,009,281
Centrica PLC	229,790	878,814
GlaxoSmithKline PLC	128,740	2,377,561
HSBC Holdings PLC	365,500	3,627,291
ICAP PLC	317,366	1,311,845
Man Group PLC	325,910	1,112,871
Marks & Spencer Group PLC	226,170	698,316
Prudential PLC	161,810	968,957
Standard Chartered PLC	184,590	2,322,204
Tesco PLC	583,164	3,018,404
Vodafone Group PLC	2,266,550	4,529,646
WM Morrison Supermarkets PLC	389,190	1,568,164
Wolseley PLC	137,600	759,685
WPP Group PLC	299,632	1,733,956

		30,072,332

TOTAL COMMON STOCKS
(cost $215,552,581)		159,609,189

RIGHTS*
United States
Fortis, expiring 03/09/09
(cost $0)	71,649	—

TOTAL LONG-TERM INVESTMENTS
(cost $215,552,581)		159,609,189

SHORT-TERM INVESTMENT — 4.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $7,669,228; includes $3,293,877 of cash collateral for securities on loan)(b)(w)(Note 4)	7,669,228	7,669,228

TOTAL INVESTMENTS(o)— 99.5%
(cost $223,221,809)		167,278,417
Other assets in excess of liabilities — 0.5%		802,269

NET ASSETS — 100.0%		$168,080,686

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities is $3,063,476; cash collateral of $3,293,877 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2008, 24 securities representing $42,968,645 and 25.6% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$124,309,772	—
Level 2 – Other Significant Observable
Inputs	40,744,815	—
Level 3 – Significant Unobservable
Inputs	2,223,830	—

Total	$167,278,417	—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in
Securities

Balance as of 12/31/07	$—
Realized gain (loss)	(1,567,468)
Change in unrealized appreciation (depreciation)	369,880
Net purchases (sales)	(5,475,866)
Transfers in and/or out of Level 3	8,897,284

Balance as of 12/31/08	$2,223,830

SEE NOTES TO FINANCIAL STATEMENTS.
A156

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Oil, Gas and Consumable Fuels	11.3%
Commercial Banks	9.5
Pharmaceuticals	8.4
Telecommunications	7.6
Food & Staples Retailing	5.3
Affiliated Money Market Mutual Fund (2.0% represents investments purchased with collateral from securities on loan)	4.6
Insurance	4.3
Chemicals	4.3
Building Materials	4.0
Electric	3.1
Distribution/Wholesale	2.9
Metals & Mining	2.9
Electronics	2.8
Beverages	1.9
Real Estate	1.7
Financial Services	1.7
Electronic Equipment & Instruments	1.6
Engineering & Construction	1.5
Apparel	1.5
Machinery & Equipment	1.5
Retail	1.4
Toys	1.4
Tobaco	1.4
Miscellaneous Manufacturing	1.4
Automobiles	1.4
Media	1.3
Transportation	1.2
Lodging	1.0
Home Furnishings	1.0
Commercial Services & Supplies	0.8
Diversified Operations	0.8
Oil & Consumable Fuels	0.8
Software	0.8
Real Estate Investment Trusts	0.6
Gas	0.5
Semiconductor and Semiconductor Equipment	0.5
Diversified Financial Services	0.5
Metal Fabricate/Hardware	0.3

99.5
Other assets in excess of liabilities	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A157

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $3,063,476:
Unaffiliated investments (cost $215,552,581)	$159,609,189
Affiliated investments (cost $7,669,228)	7,669,228
Cash	495,089
Receivable for fund share sold	2,005,286
Tax reclaim receivable	1,301,387
Dividends and interest receivable	426,516
Prepaid expenses	5,541

Total Assets	171,512,236

LIABILITIES:
Payable to broker for collateral for securities on loan	3,293,877
Accrued expenses and other liabilities	69,084
Advisory fees payable	66,684
Shareholder servicing fees payable	901
Payable to custodian	707
Payable for fund share repurchased	297

Total Liabilities	3,431,550

NET ASSETS	$168,080,686

Net assets were comprised of:
Paid-in capital	$216,599,889
Retained earnings	(48,519,203)

Net assets, December 31, 2008	$168,080,686

Net asset value and redemption price per share, $168,080,686 / 11,156,502 outstanding shares of beneficial interest	$15.07

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,212,074 foreign withholding tax)	$11,308,555
Affiliated dividend income	96,015
Affiliated income from securities lending, net	31,060
Unaffiliated interest income	2,289

11,437,919

EXPENSES
Advisory fees	2,715,287
Shareholder servicing fees and expenses	248,897
Custodian and accounting fees	186,000
Loan interest expense (Note 7)	41,710
Audit fee	24,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	13,000
Shareholders’ reports	12,000
Legal fees and expenses	9,000
Insurance expenses	7,000
Miscellaneous	9,993

Total expenses	3,285,887
Less: advisory fee waiver	(152,036)

Net expenses	3,133,851

NET INVESTMENT INCOME	8,304,068

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	30,844,560
Foreign currency transactions	71,682

30,916,242

Net change in unrealized appreciation (depreciation) on:
Investments	(190,333,152)
Foreign currencies	(93,211)

(190,426,363)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(159,510,121)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(151,206,053)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,304,068	$7,807,619
Net realized gain on investment and foreign currency transactions	30,916,242	50,991,864
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(190,426,363)	(13,386,255)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(151,206,053)	45,413,228

DISTRIBUTIONS	(7,807,619)	(7,468,243)

FUND SHARE TRANSACTIONS:
Fund share sold [1,947,548 and 3,727,258 shares, respectively]	40,538,796	96,939,891
Fund share issued in reinvestment of distributions [326,952 and 286,909 shares, respectively]	7,807,619	7,468,243
Fund share repurchased [10,067,955 and 6,569,514 shares, respectively]	(219,221,565)	(168,556,531)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(170,875,150)	(64,148,397)

TOTAL DECREASE IN NET ASSETS	(329,888,822)	(26,203,412)
NET ASSETS:
Beginning of year	497,969,508	524,172,920

End of year	$168,080,686	$497,969,508

SEE NOTES TO FINANCIAL STATEMENTS.
A158

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 95.1%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 4.3%
Empraer Brasileira de Aeronautica SA, ADR (Brazil)(a)	121,600	$1,971,136
General Dynamics Corp.	164,400	9,467,796
Lockheed Martin Corp.	106,300	8,937,704
Northrop Grumman Corp.	316,101	14,237,189
United Technologies Corp.(a)	573,993	30,766,025

		65,379,850

Auto Components — 0.3%
Johnson Controls, Inc.	222,300	4,036,968

Biotechnology — 1.3%
Amgen, Inc.*	298,389	17,231,965
Biogen Idec, Inc.*	61,700	2,938,771

		20,170,736

Chemicals — 0.6%
Air Products & Chemicals, Inc.	65,020	3,268,555
Dow Chemical Co. (The)	157,610	2,378,335
Eastman Chemical Co.	90,500	2,869,755

		8,516,645

Commercial Banks — 6.1%
Bank of America Corp.(a)	2,591,883	36,493,713
Comerica, Inc.	87,600	1,738,860
KeyCorp(a)	473,812	4,036,878
National City Corp.	176,000	318,560
U.S. BanCorp.	1,037,660	25,951,876
Wachovia Corp.	885,400	4,905,116
Wells Fargo & Co.(a)	612,250	18,049,130

		91,494,133

Commercial Services & Supplies — 0.4%
Waste Management, Inc.	176,300	5,842,582

Communications Equipment — 0.2%
Alcatel-Lucent, ADR (France)*(a)	1,681,500	3,615,225

Computers — 1.5%
Hewlett-Packard Co.	314,700	11,420,463
International Business Machines Corp.	132,900	11,184,864

		22,605,327

Consumer Products & Services — 0.6%
Kimberly-Clark Corp.	179,000	9,440,460

Diversified Financial Services — 5.0%
American Express Co.(a)	465,547	8,635,897
Citigroup, Inc.(a)	1,876,389	12,590,570
Goldman Sachs Group, Inc. (The)(a)	194,800	16,439,172
JPMorgan Chase & Co.	1,185,820	37,388,905

		75,054,544

Diversified Manufacturing — 1.5%
General Electric Co.	1,403,156	22,731,127

Electric — 0.7%
Public Service Enterprise Group, Inc.	347,700	10,142,409

Electric Utilities — 2.3%
Edison International	236,200	7,586,744
Entergy Corp.	22,500	1,870,425
Exelon Corp.	141,200	7,852,132
FirstEnergy Corp.	194,500	9,448,810
FPL Group, Inc.(a)	93,050	4,683,207
PG&E Corp.	93,600	3,623,256

		35,064,574

Electronic Components & Equipment — 0.2%
Emerson Electric Co.	81,500	2,983,715

Electronics — 0.2%
Thermo Fisher Scientific, Inc.*	86,500	2,947,055

Entertainment & Leisure — 0.6%
Carnival Corp.(a)	367,306	8,932,882

Equipment & Instruments — 0.3%
Tyco Electronics Ltd. (Bermuda)(a)	304,625	4,937,971

Financial - Bank & Trust — 1.9%
PNC Financial Services Group, Inc.(a)	379,071	18,574,479
SunTrust Banks, Inc.(a)	348,500	10,294,690

		28,869,169

Financial Services — 0.5%
Franklin Resources, Inc.	126,800	8,087,304

Food — 0.4%
Nestle SA (Switzerland)	145,919	5,792,984

Food & Staples Retailing — 1.7%
Kroger Co. (The)	495,000	13,072,950
Safeway, Inc.	207,400	4,929,898
Wal-Mart Stores, Inc.	134,400	7,534,464

		25,537,312

Healthcare Products — 0.2%
Boston Scientific Corp.*	404,400	3,130,056

Healthcare Providers & Services — 5.2%
Aetna, Inc.	1,075,427	30,649,670
UnitedHealth Group, Inc.(a)	1,787,509	47,547,739

		78,197,409

Industrial Conglomerates — 0.6%
3M Co.	49,351	2,839,657
Tyco International Ltd. (Bermuda)	256,525	5,540,940

		8,380,597

Insurance — 5.9%
ACE Ltd. (Switzerland)	149,900	7,932,708
Aflac, Inc.	193,000	8,847,120
Allstate Corp. (The)	276,081	9,044,413

SEE NOTES TO FINANCIAL STATEMENTS.
A159

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Insurance (cont’d.)
Chubb Corp.	374,784	$19,113,984
Genworth Financial, Inc. (Class A Stock)	254,200	719,386
Hanover Insurance Group, Inc. (The)(a)	55,300	2,376,241
Hartford Financial Service Group, Inc. (The)(a)	128,052	2,102,614
MetLife, Inc.	395,814	13,798,076
Travelers Cos., Inc. (The)	455,585	20,592,442
Unum Group	143,150	2,662,590
XL Capital Ltd. (Class A Stock) (Bermuda)	357,700	1,323,490

		88,513,064

Internet Services — 0.2%
eBay, Inc.*(a)	229,800	3,208,008

Machinery & Equipment — 1.4%
Caterpillar, Inc.(a)	286,945	12,817,833
Deere & Co.	82,500	3,161,400
PACCAR, Inc.(a)	147,500	4,218,500

		20,197,733

Media — 2.1%
Comcast Corp. (Class A Stock)	808,400	13,645,792
Walt Disney Co. (The)	767,140	17,406,407

		31,052,199

Medical Supplies & Equipment — 0.9%
Johnson & Johnson	230,200	13,772,866

Metals & Mining — 0.4%
Alcoa, Inc.(a)	102,800	1,157,528
Nucor Corp.	57,451	2,654,236
Peabody Energy Corp.	115,200	2,620,800

		6,432,564

Mineral Resources — 1.4%
BHP Billiton Ltd., ADR (Australia)(a)	496,917	21,317,739

Mining — 0.3%
Newmont Mining Corp.(a)	113,625	4,624,538

Miscellaneous Manufacturers — 0.3%
Eaton Corp.	87,584	4,353,801

Multi-Line Retail — 0.2%
JC Penney Co., Inc.	166,200	3,274,140

Multi-Utilities — 0.2%
Wisconsin Energy Corp.	63,400	2,661,532

Oil, Gas & Consumable Fuels — 18.8%
Anadarko Petroleum Corp.(a)	862,225	33,238,774
Apache Corp. (Class A Stock)	438,575	32,686,995
Chesapeake Energy Corp.	908,770	14,694,811
Chevron Corp.	498,635	36,884,031
ConocoPhillips	1,120,151	58,023,822
Devon Energy Corp.	658,775	43,288,105
Exxon Mobil Corp.	175,400	14,002,182
Occidental Petroleum Corp.(a)	404,050	24,238,959
Royal Dutch Shell PLC (Class B Stock), ADR (Netherlands)(a)	180,700	9,293,401
Schlumberger Ltd. (Netherlands)	72,700	3,077,391
Transocean Ltd.*	55,500	2,622,375
Valero Energy Corp.	379,750	8,217,790
XTO Energy, Inc.	98,500	3,474,095

		283,742,731

Pharmaceuticals — 8.0%
Abbott Laboratories	77,900	4,157,523
Bristol-Myers Squibb Co.	189,500	4,405,875
Eli Lilly & Co.	501,013	20,175,793
Merck & Co., Inc.	472,100	14,351,840
Pfizer, Inc.	2,848,184	50,441,339
Schering-Plough Corp.	412,600	7,026,578
Wyeth	543,253	20,377,420

		120,936,368

Real Estate Investment Trusts — 0.6%
Apartment Investment & Management Co. (Class A Stock)	1	7
AvalonBay Communities, Inc.	59,500	3,604,510
Boston Properties, Inc.	54,500	2,997,500
Simon Property Group, Inc.	61,300	3,256,869

		9,858,886

Retail & Merchandising — 2.9%
Best Buy Co., Inc.	198,100	5,568,591
CVS Caremark Corp.	416,900	11,981,706
Lowe’s Cos., Inc.(a)	927,121	19,951,644
Macy’s, Inc.	329,782	3,413,244
TJX Cos., Inc.	140,800	2,896,256

		43,811,441

Semiconductors & Semiconductor Equipment — 0.2%
Texas Instruments, Inc.	155,700	2,416,464

Software — 1.6%
BMC Software, Inc.*(a)	178,100	4,792,671
CA, Inc.	570,019	10,562,452
Microsoft Corp.(a)	434,450	8,445,708

		23,800,831

Specialty Retail — 3.2%
AutoNation, Inc.*(a)	166,400	1,644,032
Gap, Inc. (The)	166,200	2,225,418
Home Depot, Inc. (The)	267,925	6,167,634
Limited Brands, Inc.(a)	102,400	1,028,096
Staples, Inc.(a)	2,051,496	36,762,808

		47,827,988

SEE NOTES TO FINANCIAL STATEMENTS.
A160

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Telecommunications — 3.2%
AT&T, Inc.	500,200	$14,255,700
Cisco Systems, Inc.*	232,700	3,793,010
Verizon Communications, Inc.	889,925	30,168,457

		48,217,167

Textiles, Apparel & Luxury Goods — 0.3%
Jones Apparel Group, Inc.	253,900	1,487,854
NIKE, Inc. (Class B Stock)	61,600	3,141,600

		4,629,454

Thrifts & Mortgage Finance
Washington Mutual, Inc.	3,042,208	—

Tobacco — 5.2%
Altria Group, Inc.	2,523,154	37,998,699
Lorillard, Inc.	66,800	3,764,180
Philip Morris International, Inc.	780,492	33,959,207
UST, Inc.	48,240	3,346,891

		79,068,977

Transportation — 1.2%
Burlington Northern Santa Fe Corp.	113,600	8,600,656
FedEx Corp.(a)	159,489	10,231,219

		18,831,875

TOTAL LONG-TERM INVESTMENTS
(cost $1,777,664,132)		1,434,441,400

SHORT-TERM INVESTMENT — 15.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $230,031,018; includes $190,277,093 of cash collateral for securities on loan)(b)(w)(Note 4)	230,031,018	230,031,018

TOTAL INVESTMENTS(o) — 110.3%
(cost $2,007,695,150)		1,664,472,418
Liabilities in excess of other assets — (10.3)%		(155,629,916)

NET ASSETS — 100.0%		$1,508,842,502

The following abbreviation is used in Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $186,018,278; cash collateral of $190,277,093 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2008, one security representing $0 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$1,664,472,418	—
Level 2 – Other Significant Observable
Inputs	—	—
Level 3 – Significant Unobservable
Inputs	—	—

Total	$1,664,472,418	—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio had one level 3 security with market value of $0.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Oil, Gas & Consumable Fuels	18.8%
Affiliated Money Market Mutual Fund (12.6% represents investments purchased with collateral from securities on loan)	15.2
Pharmaceuticals	8.0
Commercial Banks	6.1
Insurance	5.9
Healthcare Providers & Services	5.2
Tobaco	5.2
Diversified Financial Services	5.0
Aerospace & Defense	4.3
Telecommunications	3.2
Specialty Retail	3.2
Retail & Merchandising	2.9
Electric Utilities	2.3
Media	2.1
Financial – Bank & Trust	1.9
Food & Staples Retailing	1.7
Software	1.6
Diversified Manufacturing	1.5
Computers	1.5

SEE NOTES TO FINANCIAL STATEMENTS.
A161

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Machinery & Equipment	1.4%
Mineral Resources	1.4
Biotechnology	1.3
Transportation	1.2
Medical Supplies & Equipment	0.9
Electric	0.7
Real Estate Investment Trusts	0.6
Consumer Products & Services	0.6
Entertainment & Leisure	0.6
Chemicals	0.6
Industrial Conglomerates	0.6
Financial Services	0.5
Metals & Mining	0.4
Commercial Services & Supplies	0.4
Food	0.4
Equipment & Instruments	0.3
Textiles, Apparel & Luxury Goods	0.3
Mining	0.3
Miscellaneous Manufacturers	0.3
Auto Components	0.3
Communications Equipment	0.2
Multi-Line Retail	0.2
Internet Services	0.2
Healthcare Products	0.2
Electronic Components & Equipment	0.2
Electronics	0.2
Multi-Utilities	0.2
Semiconductors & Semiconductor Equipment	0.2

110.3
Liabilities in excess of other assets	(10.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A162

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $186,018,278:
Unaffiliated investments (cost $1,777,664,132)	$1,434,441,400
Affiliated investments (cost $230,031,018)	230,031,018
Cash	19,035,060
Receivable for fund share sold	11,737,058
Dividends receivable	4,183,028
Receivable for investments sold	1,778,961
Prepaid expenses	23,238

Total Assets	1,701,229,763

LIABILITIES:
Payable to broker for collateral for securities on loan	190,277,093
Payable for investments purchased	1,513,288
Advisory fees payable	415,437
Accrued expenses and other liabilities	172,202
Shareholder servicing fees payable	6,706
Deferred trustees’ fees	1,800
Payable for fund share repurchased	735

Total Liabilities	192,387,261

NET ASSETS	$1,508,842,502

Net assets were comprised of:
Paid-in capital	$2,644,652,251
Retained earnings	(1,135,809,749)

Net assets, December 31, 2008	$1,508,842,502

Net asset value and redemption price per share, $1,508,842,502 / 147,053,048 outstanding shares of beneficial interest	$10.26

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $644 foreign withholding tax)	$62,166,512
Affiliated income from securities lending, net	2,060,981
Affiliated dividend income	1,100,543

65,328,036

EXPENSES
Advisory fees	15,131,565
Shareholder servicing fees and expenses	1,525,495
Custodian and accounting fees	296,000
Shareholders’ reports	82,000
Trustees’ fees	44,000
Loan interest expense (Note 7)	40,878
Audit fee	25,000
Legal fees and expenses	25,000
Transfer agent’s fees and expenses	19,000
Insurance expenses	16,000
Miscellaneous	29,125

Total expenses	17,234,063
Less: advisory fee waiver and expense reimbursement	(172,407)

Net expenses	17,061,656

NET INVESTMENT INCOME	48,266,380

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investment transactions	(838,253,073)
Futures transactions	(1,511,473)

(839,764,546)

Net change in unrealized appreciation (depreciation) on:
Investments	(321,897,164)
Futures	292,734

(321,604,430)

NET LOSS ON INVESTMENTS	(1,161,368,976)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,113,102,596)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$48,266,380	$38,536,921
Net realized gain (loss) on investment transactions	(839,764,546)	143,210,915
Net change in unrealized appreciation (depreciation) on investments	(321,604,430)	(263,948,390)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(1,113,102,596)	(82,200,554)

DISTRIBUTIONS	(181,747,836)	(85,227,638)

FUND SHARE TRANSACTIONS:
Fund share sold [74,945,325 and 38,365,283 shares, respectively]	1,027,566,968	791,237,715
Fund share issued in reinvestment of distributions [11,503,028 and 4,538,213 shares, respectively]	181,747,836	85,227,638
Net asset value of shares issued in merger [44,346,533 and 0 shares, respectively]	807,345,995	—
Fund share repurchased [97,627,173 and 35,757,393 shares, respectively]	(1,350,388,835)	(722,955,564)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	666,271,964	153,509,789

TOTAL DECREASE IN NET ASSETS	(628,578,468)	(13,918,403)
NET ASSETS:
Beginning of year	2,137,420,970	2,151,339,373

End of year	$1,508,842,502	$2,137,420,970

SEE NOTES TO FINANCIAL STATEMENTS.
A163

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 93.0%
COMMON STOCKS		Value
	Shares	(Note 2)

Aerospace & Defense — 8.3%
General Dynamics Corp.	1,019,884	$58,735,120
Lockheed Martin Corp.	1,062,452	89,330,964

		148,066,084

Apparel — 2.2%
NIKE, Inc. (Class B Stock)(a)	753,572	38,432,172

Biotechnology — 0.9%
Gilead Sciences, Inc.*(a)	300,740	15,379,844

Chemicals — 8.0%
Air Products & Chemicals, Inc.	543,569	27,325,214
Monsanto Co.	1,030,511	72,496,449
Praxair, Inc.	736,279	43,705,521

		143,527,184

Commercial Banks — 6.8%
Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	81,492,500	43,265,744
Wells Fargo & Co.(a)	2,659,729	78,408,811

		121,674,555

Computers — 2.5%
Apple, Inc.*(a)	517,096	44,134,143

Diversified Financial Services — 0.9%
JPMorgan Chase & Co.	533,368	16,817,093

Diversified Machinery — 0.4%
Deere & Co.	173,862	6,662,392

Engineering/Construction — 0.5%
ABB Ltd., ADR (Switzerland)	634,529	9,524,280

Entertainment & Leisure — 2.9%
Las Vegas Sands Corp.*(a)	3,018,762	17,901,258
Wynn Resorts Ltd.*(a)	814,184	34,407,416

		52,308,674

Financial - Bank & Trust — 3.2%
U.S. Bancorp	2,011,074	50,296,961
Wachovia Corp.(a)	303,400	6,662,664

		56,959,625

Financial Services — 8.4%
Goldman Sachs Group, Inc. (The)(a)	481,786	40,657,921
MasterCard, Inc. (Class A Stock)(a)	366,271	52,351,114
Visa, Inc. (Class A Stock)(a)	1,077,212	56,499,769

		149,508,804

Healthcare Products — 0.9%
Johnson & Johnson(a)	282,565	16,905,864

Internet — 1.0%
Amazon.com, Inc.*(a)	111,932	5,739,873
Google, Inc. (Class A Stock)*	40,705	12,522,893

		18,262,766

Media — 0.4%
Walt Disney Co. (The)	312,790	7,097,205

Oil & Gas — 5.3%
Cameron International Corp.*(a)	660,644	13,543,202
Devon Energy Corp.	91,298	5,999,191
Hess Corp.	196,615	10,546,429
Petroleo Brasileiro SA, ADR (Brazil)	343,333	8,408,225
Schlumberger Ltd.(a)	401,139	16,980,214
Transocean Ltd.*(a)	818,144	38,657,304

		94,134,565

Pharmaceuticals — 5.4%
Genentech, Inc.*(a)	961,604	79,726,588
Schering-Plough Corp.(a)	986,501	16,800,112

		96,526,700

Railroads — 3.6%
Union Pacific Corp.(a)	1,350,202	64,539,655

Restaurants — 12.1%
McDonald’s Corp.(a)	2,596,672	161,487,032
Yum! Brands, Inc.	1,707,438	53,784,297

		215,271,329

Retail & Merchandising — 13.8%
Costco Wholesale Corp.(a)	948,756	49,809,690
CVS/Caremark Corp.	2,314,920	66,530,801
Lowe’s Cos., Inc.	3,194,007	68,735,031
Target Corp.(a)	660,455	22,805,511
Wal-Mart Stores, Inc.(a)	686,872	38,506,044

		246,387,077

Software — 0.4%
Oracle Corp.*	373,031	6,613,840

Telecommunications — 2.2%
QUALCOMM, Inc.	1,087,307	38,958,210

Transportation — 2.9%
Norfolk Southern Corp.(a)	1,104,359	51,960,091

TOTAL LONG-TERM INVESTMENTS
(cost $1,887,030,702)		1,659,652,152

SHORT-TERM INVESTMENT — 28.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $505,684,778; includes $439,397,149 of cash collateral for securities on loan)(b)(w) (Note 4)	505,684,778	505,684,778

TOTAL INVESTMENTS(o) — 121.3%
(cost $2,392,715,480)		2,165,336,930
Liabilities in excess of other assets — (21.3)%		(380,275,963)

NET ASSETS — 100.0%		$1,785,060,967

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviation is used in Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $433,089,714; cash collateral of $439,397,149 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2008. Collateral was subsequently received on January 2, 2009 and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2008, 1 security representing $43,265,744 and 2.4% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$2,122,071,186	—
Level 2 – Other Significant Observable Inputs	43,265,744	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$2,165,336,930	—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(24.6% represents investments purchased with collateral from securities on loan)	28.3%
Retail & Merchandising	13.8
Restaurants	12.1
Financial Services	8.4
Aerospace & Defense	8.3
Chemicals	8.0
Commercial Banks	6.8
Pharmaceuticals	5.4
Oil & Gas	5.3
Railroads	3.6
Financial – Bank & Trust	3.2
Entertainment & Leisure	2.9
Transportation	2.9
Computers	2.5
Telecommunications	2.2
Apparel	2.2
Internet	1.0
Healthcare Products	0.9
Diversified Financial Services	0.9
Biotechnology	0.9
Engineering/Construction	0.5
Media	0.4
Diversified Machinery	0.4
Software	0.4

121.3
Liabilities in excess of other assets	(21.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $433,089,714:
Unaffiliated investments (cost $1,887,030,702)	$1,659,652,152
Affiliated investments (cost $505,684,778)	505,684,778
Cash	22,612,730
Receivable for fund share sold	34,309,628
Dividends and interest receivable	3,146,778
Prepaid expenses	55,452
Tax reclaim receivable	13,678

Total Assets	2,225,475,196

LIABILITIES:
Payable to broker for collateral for securities on loan	439,397,149
Advisory fees payable	664,331
Accrued expenses and other liabilities	213,768
Payable for fund share repurchased	129,528
Shareholder servicing fees payable	7,681
Deferred trustees’ fees	1,772

Total Liabilities	440,414,229

NET ASSETS	$1,785,060,967

Net assets were comprised of:
Paid-in capital	$2,349,855,330
Retained earnings	(564,794,363)

Net assets, December 31, 2008	$1,785,060,967

Net asset value and redemption price per share, $1,785,060,967 / 141,090,363 outstanding shares of beneficial interest	$12.65

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $432,481 foreign withholding tax)	$47,498,313
Affiliated income from securities lending, net	4,271,164
Affiliated dividend income	3,394,958

55,164,435

EXPENSES
Advisory fees	33,511,698
Shareholder servicing fees and expenses	2,719,580
Custodian and accounting fees	750,000
Loan interest expense (Note 7)	117,131
Shareholders’ reports	71,000
Trustees’ fees	63,000
Insurance expenses	58,000
Legal fees and expenses	30,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Miscellaneous	32,351

Total expenses	37,389,760

NET INVESTMENT INCOME	17,774,675

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(353,343,246)
Foreign currency transactions	(101,934)

(353,445,180)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,500,813,545)
Foreign currencies	(2,040)

(1,500,815,585)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(1,845,260,765)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,836,486,090)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,774,675	$17,498,731
Net realized gain (loss) on investment and foreign currency transactions	(353,445,180)	266,141,719
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,500,815,585)	394,346,848

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,836,486,090)	677,987,298

DISTRIBUTIONS	(202,578,207)	(9,498,236)

FUND SHARE TRANSACTIONS:
Fund share sold [60,571,138 and 77,536,882 shares, respectively]	1,100,575,517	1,707,504,578
Fund share issued in reinvestment of distributions [10,008,857 and 402,809 shares, respectively]	202,578,207	9,498,236
Net asset value of shares issued in merger [1,607,930 and 0 shares, respectively] (Note 10)	35,171,110	—
Fund share repurchased [167,328,746 and 46,812,823 shares, respectively]	(3,058,742,454)	(1,035,196,014)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,720,417,620)	681,806,800

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,759,481,917)	1,350,295,862
NET ASSETS:
Beginning of year	5,544,542,884	4,194,247,022

End of year	$1,785,060,967	$5,544,542,884

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 95.4%
COMMON STOCKS		Value
	Shares	(Note 2)

Australia — 0.2%
QBE Insurance Group Ltd.	8,323	$150,424

Austria — 0.6%
Erste Group Bank AG	19,002	427,902

Bermuda — 1.4%
Accenture Ltd. (Class A Stock)	31,550	1,034,525

Canada — 0.9%
Canadian National Railway Co.(a)	18,222	669,841

Czech Republic — 0.3%
Komercni Banka A/S	1,629	250,521

France — 11.8%
Air Liquide SA	7,081	644,256
AXA SA	50,090	1,103,247
GDF Suez	28,953	1,421,691
Legrand SA	40,330	765,788
LVMH Moet Hennessy Louis Vuitton SA	22,510	1,494,722
Pernod-Ricard SA	9,880	727,472
Schneider Electric SA	15,788	1,163,141
Total SA	18,420	996,278
Vivendi	21,200	685,596

		9,002,191

Germany — 6.5%
Bayer AG	15,940	920,638
Deutsche Boerse AG	3,950	278,927
E.ON AG	15,819	625,372
Henkel AG & Co. KGaA	9,850	309,301
Linde AG	19,410	1,614,802
Merck KGaA	13,100	1,174,702

		4,923,742

Italy — 0.4%
Intesa Sanpaolo SpA	86,783	306,105

Japan — 8.3%
Aeon Credit Service Co. Ltd.	21,100	222,465
Canon, Inc.	43,500	1,378,279
Fanuc Ltd.	5,000	358,359
Hirose Electric Co. Ltd.	3,200	323,779
Hoya Corp.	39,200	684,675
INPEX Corp.	92	733,430
Kao Corp.	48,000	1,458,016
Omron Corp.	10,600	142,420
Shin-Etsu Chemical Co. Ltd.	21,500	992,259

		6,293,682

Mexico — 0.3%
Grupo Modelo SAB de CV (Class C Stock)	77,700	246,872

Netherlands — 6.0%
ASML Holding NV	24,463	433,560
Heineken NV	54,410	1,656,351
Royal Dutch Shell PLC (Class A Stock)	37,930	988,584
TNT NV	43,920	840,060
Wolters Kluwer NV	36,230	681,894

		4,600,449

Singapore — 0.7%
Singapore Telecommunications Ltd.	289,039	515,083

South Korea — 0.9%
Samsung Electronics Co. Ltd.	1,911	696,732

Switzerland — 14.0%
Actelion Ltd.*	4,790	267,324
Alcon, Inc.	1,000	89,190
Compagnie Financiere Richemont SA	39,978	761,736
Givaudan SA	1,570	1,225,053
Julius Baer Holding AG	11,590	435,353
Nestle SA	72,945	2,851,047
Roche Holding AG	15,590	2,380,208
Sonova Holding AG	2,868	171,107
Swiss Reinsurance	13,850	654,536
Synthes, Inc.	8,500	1,065,345
UBS AG*	57,029	795,143

		10,696,042

Thailand — 0.1%
Bangkok Bank PCL	19,610	39,721

United Kingdom — 8.6%
Burberry Group PLC	90,230	287,673
Diageo PLC	114,745	1,585,409
GlaxoSmithKline PLC	26,890	496,603
Ladbrokes PLC	148,195	394,175
Reckitt Benckiser Group PLC	39,810	1,475,568
Smiths Group PLC	44,829	570,409
Standard Chartered PLC	37,789	475,398
Tesco PLC	70,467	364,731
William Hill PLC	87,490	270,446
WPP PLC	112,530	651,206

		6,571,618

United States — 34.4%
3M Co.	28,410	1,634,711
American Express Co.	23,350	433,143
Bank of New York Mellon Corp. (The)	42,530	1,204,875
Chevron Corp.	11,560	855,093
Cisco Systems, Inc.*	19,600	319,480
Dentsply International, Inc.	8,200	231,568
DST Systems, Inc.*(a)	8,060	306,119
Exxon Mobil Corp.	11,970	955,565
General Mills, Inc.	7,900	479,925
Goldman Sachs Group, Inc. (The)	5,270	444,735
Harley-Davidson, Inc.(a)	17,310	293,751
Intel Corp.	46,520	681,983
International Flavors & Fragrances, Inc.	14,500	430,940
Johnson & Johnson	18,050	1,079,932
Medtronic, Inc.	33,830	1,062,939
NIKE, Inc. (Class B Stock)	29,190	1,488,690

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

United States (cont’d.)
Omnicom Group, Inc.	35,600	$958,352
Oracle Corp.*	83,470	1,479,923
PepsiCo, Inc.	28,040	1,535,751
Praxair, Inc.	13,240	785,926
Procter & Gamble Co.	16,354	1,011,004
Rockwell Automation, Inc.	18,040	581,610
Sally Beauty Holdings, Inc.*	23,710	134,910
Smucker, (J.M.) Co. (The)	16,054	696,101
State Street Corp.	28,030	1,102,420
Thermo Fisher Scientific, Inc.*	21,450	730,802
United Parcel Service, Inc. (Class B Stock)	22,600	1,246,616
Viacom, Inc. (Class B Stock)*	13,150	250,639
Walgreen Co.	40,200	991,734
Walt Disney Co. (The)	53,550	1,215,049
Waters Corp.*(a)	17,700	648,705
Zimmer Holdings, Inc.*(a)	22,450	907,429

		26,180,420

TOTAL LONG-TERM INVESTMENTS
(cost $102,244,760)		72,605,870

SHORT-TERM INVESTMENT — 7.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $5,704,494; includes $2,687,860 of cash collateral for securities on loan)(b)(w) (Note 4)	5,704,494	5,704,494

TOTAL INVESTMENTS(o) — 102.9%
(cost $107,949,254)		78,310,364
Liabilities in excess of other assets — (2.9)%		(2,195,139)

NET ASSETS — 100.0%		$76,115,225

*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $2,654,358; cash collateral of $2,687,860 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2008. Collateral was subsequently received on January 2, 2009 and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2008, 12 securities representing $7,448,771 and 10.1% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$70,861,593	—
Level 2 – Other Significant Observable Inputs	7,448,771	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$78,310,364	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Chemicals	8.6%
Beverages	7.6
Affiliated Money Market Mutual Fund
(3.5% represents investments purchased with collateral from securities on loan)	7.5
Food	5.7
Pharmaceuticals	5.7
Financial – Bank & Trust	5.5
Consumer Products & Services	5.1
Oil, Gas & Consumable Fuels	5.0
Retail & Merchandising	4.5
Diversified Manufacturing	3.5
Electronic Components & Equipment	3.2
Financial Services	3.0
Medical Supplies & Equipment	2.9
Entertainment & Leisure	2.9
Oil & Gas	2.9
Transportation	2.7
Insurance	2.5
Semiconductors	2.3
Computer Services & Software	2.3
Conglomerates	2.1
Telecommunications	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Electronics	1.9%
Office Equipment	1.8
Media	1.8
Healthcare-Products	1.7
Commercial Services	1.4
Advertising	1.3
Medical Products	1.2
Industrial Products	0.9
Railroads	0.9
Utilities	0.8
Electronic Equipment & Instruments	0.4
Household Products	0.4
Clothing & Apparel	0.4
Broadcasting	0.3
Healthcare Products	0.2

102.9
Liabilities in excess of other assets	(2.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $2,654,358:
Unaffiliated investments (cost $102,244,760)	$72,605,870
Affiliated investments (cost $5,704,494)	5,704,494
Cash
Tax reclaim receivable	209,081428,963
Dividends and interest receivable	112,084
Receivable for investments sold	13,152
Prepaid expenses	2,290
Receivable for fund share sold	91

Total Assets	79,076,025

LIABILITIES:
Payable to broker for collateral for securities on loan	2,687,860
Payable for fund share repurchased	161,549
Accrued expenses and other liabilities	69,745
Advisory fees payable	31,660
Payable for investments purchased	9,575
Shareholder servicing fees payable	411

Total Liabilities	2,960,800

NET ASSETS	$76,115,225

Net assets were comprised of:
Paid-in capital	$104,605,424
Retained earnings	(28,490,199)

Net assets, December 31, 2008	$76,115,225

Net asset value and redemption price per share, $76,115,225 / 10,774,125 outstanding shares of beneficial interest	$7.06

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $314,247 foreign withholding tax)	$3,278,106
Affiliated income from securities lending, net	39,534
Unaffiliated interest income	23,252
Affiliated dividend income	10,121

3,351,013

EXPENSES
Advisory fees	1,296,172
Custodian and accounting fees	173,000
Shareholder servicing fees and expenses	105,876
Audit fee	24,000
Transfer agent’s fees and expenses	19,000
Loan interest expense (Note 7)	18,357
Trustees’ fees	11,000
Legal fees and expenses	8,000
Shareholders’ reports	6,000
Insurance expenses	3,000
Miscellaneous	15,902

Total expenses	1,680,307
Less: advisory fee waiver	(48,380)

Net expenses	1,631,927

NET INVESTMENT INCOME	1,719,086

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(309,633)
Foreign currency transactions	(49,238)

(358,871)

Net change in unrealized appreciation (depreciation) on:
Investments	(51,330,337)
Foreign currencies	(993)

(51,331,330)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(51,690,201)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,971,115)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,719,086	$1,652,393
Net realized gain (loss) on investment transactions	(358,871)	32,034,306
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(51,331,330)	(15,646,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,971,115)	18,039,809

DISTRIBUTIONS	(33,686,699)	(25,581,261)

FUND SHARE TRANSACTIONS:
Fund share sold [3,620,519 and 3,680,692 shares, respectively]	37,683,370	56,808,680
Fund share issued in reinvestment of distributions [3,318,887 and 1,864,523 shares, respectively]	33,686,699	25,581,261
Fund share repurchased [9,840,420 and 9,036,582 shares, respectively]	(100,516,008)	(136,534,430)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(29,145,939)	(54,144,489)

TOTAL DECREASE IN NET ASSETS	(112,803,753)	(61,685,941)
NET ASSETS:
Beginning of year	188,918,978	250,604,919

End of year	$76,115,225	$188,918,978

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 94.5%
COMMON STOCKS		Value
	Shares	(Note 2)

Aerospace & Defense — 2.0%
Lockheed Martin Corp.	113,830	$9,570,826
United Technologies Corp.	33,390	1,789,704

		11,360,530
Airlines — 0.2%
UAL Corp.*(a)	82,960	914,219

Automotive Parts — 0.4%
O’Reilly Automotive, Inc.*	72,750	2,236,335

Beverages — 3.6%
Coca-Cola Co. (The)(a)	73,700	3,336,399
Molson Coors Brewing Co. (Class B Stock)	153,580	7,513,134
PepsiCo, Inc.	181,900	9,962,663

		20,812,196

Biotechnology — 0.9%
Genentech, Inc.*	62,800	5,206,748

Business Services — 1.0%
Accenture Ltd. (Class A Stock)(a)	179,780	5,894,986

Cable Television — 1.6%
Comcast Corp. (Class A Stock)	326,810	5,516,553
Rogers Communications, Inc. (Class B Stock) (Canada)	119,970	3,608,697

		9,125,250

Chemicals — 2.8%
Airgas, Inc.	75,920	2,960,121
Ecolab, Inc.(a)	118,400	4,161,760
FMC Corp.	27,190	1,216,209
Praxair, Inc.	133,590	7,929,902

		16,267,992

Commercial Services — 1.8%
Apollo Group, Inc. (Class A Stock)*(a)	71,820	5,502,848
MasterCard, Inc. (Class A Stock)(a)	34,420	4,919,651

		10,422,499

Computer Hardware — 5.8%
Apple, Inc.*(a)	135,570	11,570,899
Hewlett-Packard Co.	369,140	13,396,091
International Business Machines Corp.(a)	98,180	8,262,829

		33,229,819

Computer Services & Software — 1.6%
Automatic Data Processing, Inc.	33,870	1,332,446
EMC Corp.*(a)	111,370	1,166,044
Nuance Communications, Inc.*	356,660	3,694,997
Research In Motion Ltd.*(a)	22,410	909,398
Western Union Co. (The)	163,500	2,344,590

		9,447,475

Computer Networking — 0.6%
NetApp, Inc.*	254,510	3,555,505

Conglomerates — 0.5%
Honeywell International, Inc.	89,880	2,950,760

Construction — 0.4%
Fluor Corp.(a)	46,670	2,094,083

Consumer Products & Services — 1.9%
Avon Products, Inc.(a)	88,890	2,136,027
Hasbro, Inc.(a)	109,760	3,201,699
Procter & Gamble Co.	94,570	5,846,317

		11,184,043

Cosmetics & Toiletries — 1.4%
Colgate-Palmolive Co.(a)	114,600	7,854,684

Diversified Minerals — 0.4%
BHP Billiton PLC (United Kingdom)	123,280	2,293,565

Education — 0.6%
New Oriental Education & Technology Group, Inc., ADR (Cayman Islands)*(a)	65,830	3,614,725

Entertainment & Leisure — 1.0%
International Game Technology	175,070	2,081,582
Nintendo Co. Ltd. (Japan)	9,000	3,439,365

		5,520,947

Environmental Services — 0.6%
Republic Services, Inc.	148,930	3,691,975

Farming & Agriculture — 0.7%
Monsanto Co.	58,240	4,097,184

Financial – Bank & Trust — 1.5%
Northern Trust Corp.	39,500	2,059,530
State Street Corp.	35,910	1,412,340
Wells Fargo & Co.(a)	174,790	5,152,809

		8,624,679

Financial – Brokerage — 1.5%
Visa, Inc. (Class A Stock)	159,880	8,385,706

Financial Services — 1.8%
Bank of New York Mellon Corp. (The)	143,270	4,058,839
JPMorgan Chase & Co.	45,430	1,432,408
Schwab, (Charles) Corp. (The)(a)	238,190	3,851,532
UBS AG (Switzerland) (VIRT-X)*	1,390	19,381
UBS AG (Switzerland) (NYSE)*	81,840	1,170,312

		10,532,472

Food — 2.8%
Groupe Danone (France)	115,354	6,923,805
Groupe Danone SA (France)	3,452	207,197
Kroger Co. (The)	181,820	4,801,866
Nestle SA (Switzerland)	108,931	4,257,556

		16,190,424

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Healthcare Products — 0.6%
Stryker Corp.	91,870	$3,670,207

Home Builders — 0.2%
Pulte Homes, Inc.	101,910	1,113,876

Industrial Products — 0.4%
Roper Industries, Inc.	47,050	2,042,441

Insurance — 1.5%
AFLAC, Inc.	31,140	1,427,457
Travelers Cos., Inc. (The)	67,420	3,047,384
WellPoint, Inc.*	96,860	4,080,712

		8,555,553

Integrated Petroleum — 0.9%
Chevron Corp.	69,150	5,115,026

Internet Services — 3.2%
Google, Inc. (Class A Stock)*	32,440	9,980,166
VeriSign, Inc.*	444,150	8,474,382

		18,454,548

Machinery & Equipment — 0.3%
Thermo Fisher Scientific, Inc.*(a)	52,470	1,787,653

Medical Supplies & Equipment — 9.2%
Abbott Laboratories	207,720	11,086,016
Alcon, Inc. (Switzerland)	23,450	2,091,505
Amgen, Inc.*	24,850	1,435,087
Bard (C.R.), Inc.	42,430	3,575,152
Baxter International, Inc.	227,470	12,190,117
Genzyme Corp.*	200,580	13,312,495
Medtronic, Inc.	165,380	5,196,240
St. Jude Medical, Inc.*(a)	116,010	3,823,690

		52,710,302

Miscellaneous Manufacturing — 1.9%
Danaher Corp.(a)	188,560	10,674,382

Network/Hardware — 3.3%
Cisco Systems, Inc.*	451,520	7,359,776
Juniper Networks, Inc.*(a)	135,370	2,370,329
QUALCOMM, Inc.(a)	262,010	9,387,818

		19,117,923

Oil & Gas — 5.7%
Exxon Mobil Corp.	78,940	6,301,780
Halliburton Co.	190,960	3,471,653
Occidental Petroleum Corp.(a)	112,530	6,750,675
Petroleo Brasileiro SA, ADR (Brazil)	191,720	4,695,223
Transocean Ltd.*(a)	65,250	3,083,063
Ultra Petroleum Corp.*(a)	50,730	1,750,692
Weatherford International Ltd. (Bermuda)*	142,600	1,542,932
XTO Energy, Inc.	143,650	5,066,535

		32,662,553

Personal Services — 0.5%
DeVry, Inc.	50,270	2,886,001

Pharmaceuticals — 8.5%
Allergan, Inc.	312,700	12,608,064
Bristol-Myers Squibb Co.	60,870	1,415,228
Celgene Corp.*	53,120	2,936,474
Cephalon, Inc.*(a)	44,650	3,439,836
Express Scripts, Inc.*	27,190	1,494,906
Gilead Sciences, Inc.*	226,410	11,578,607
Medco Health Solutions, Inc.*	116,950	4,901,374
Roche Holding AG (Switzerland)	26,600	4,061,164
Teva Pharmaceutical Industries Ltd., ADR (Israel)(a)	151,740	6,459,572

		48,895,225

Restaurants — 1.4%
McDonald’s Corp.	93,350	5,805,437
Yum! Brands, Inc.	75,490	2,377,935

		8,183,372

Retail & Merchandising — 8.2%
Abercrombie & Fitch Co. (Class A Stock)(a)	103,300	2,383,131
CVS/Caremark Corp.	399,808	11,490,482
Lowe’s Cos., Inc.(a)	120,070	2,583,906
NIKE, Inc. (Class B Stock)(a)	114,310	5,829,810
PetSmart, Inc.(a)	52,030	959,954
Staples, Inc.(a)	554,970	9,945,062
Target Corp.(a)	101,580	3,507,557
Wal-Mart Stores, Inc.	191,890	10,757,354

		47,457,256

Semiconductors — 2.2%
ASML Holding NV (Netherlands)(a)	146,840	2,653,399
Broadcom Corp. (Class A Stock)*(a)	113,670	1,928,980
Hittite Microwave Corp.*(a)	47,270	1,392,574
Intel Corp.	324,110	4,751,453
Marvell Technology Group Ltd. (Bermuda)*	266,690	1,778,822

		12,505,228

Software — 4.9%
Electronic Arts, Inc.*(a)	73,690	1,181,988
McAfee, Inc.*(a)	234,400	8,103,208
Microsoft Corp.(a)	329,970	6,414,617
Oracle Corp.*	691,150	12,254,089

		27,953,902

Telecommunications — 0.2%
America Movil SAB de CV (Class L Stock), ADR (Mexico)	42,980	1,331,950

Tobacco — 1.9%
Philip Morris International, Inc.	253,610	11,034,571

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Transportation — 1.4%
J.B. Hunt Transport Services, Inc.(a)	93,030	$2,443,898
Union Pacific Corp.(a)	84,460	4,037,188
United Parcel Service, Inc. (Class B Stock)(a)	32,990	1,819,729

		8,300,815

Utilities — 0.7%
Allegheny Energy, Inc.(a)	125,170	4,238,256

TOTAL LONG-TERM INVESTMENTS
(cost $538,835,265)		$544,199,841

SHORT-TERM INVESTMENT — 27.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $158,159,929; includes $120,998,154 of cash collateral for securities on loan)(b)(w) (Note 4)	158,159,929	158,159,929

TOTAL INVESTMENTS(o)— 122.0%
(cost $696,995,194)		702,359,770
Liabilities in excess of other assets — (22.0)%		(126,890,674)

NET ASSETS — 100.0%		$575,469,096

The following abbreviations are used in Portfolio descriptions:
ADR	American Depositary Receipt
NYSE	New York Stock Exchange
VIRT-X	European Stock Exchange
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $118,451,613; cash collateral of $120,998,154 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2008, 1 security representing $3,439,365 and 0.6% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$698,920,405	—
Level 2 – Other Significant Observable Inputs	3,439,365	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$702,359,770	—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(21.0% represents investments purchased with collateral from securities on loan)	27.5%
Medical Supplies & Equipment	9.2
Pharmaceuticals	8.5
Retail & Merchandising	8.2
Computer Hardware	5.8
Oil & Gas	5.7
Software	4.9
Beverages	3.6
Network/Hardware	3.3
Internet Services	3.2
Chemicals	2.8
Food	2.8
Semiconductors	2.2
Aerospace & Defense	2.0
Consumer Products & Services	1.9
Tobacco	1.9
Miscellaneous Manufacturing	1.9
Financial Services	1.8
Commercial Services	1.8
Computer Services & Software	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Cable Television	1.6%
Financial – Bank & Trust	1.5
Insurance	1.5
Financial – Brokerage	1.5
Transportation	1.4
Restaurants	1.4
Cosmetics & Toiletries	1.4
Business Services	1.0
Entertainment & Leisure	1.0
Biotechnology	0.9
Integrated Petroleum	0.9
Utilities	0.7
Farming & Agriculture	0.7
Environmental Services	0.6
Healthcare Products	0.6
Education	0.6
Computers – Networking	0.6
Conglomerates	0.5
Personal Services	0.5
Diversified Minerals	0.4
Automotive Parts	0.4
Construction	0.4
Industrial Products	0.4
Machinery & Equipment	0.3
Telecommunications	0.2
Home Builders	0.2
Airlines	0.2

122.0
Liabilities in excess of other assets	(22.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST MFS GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $118,451,613:
Unaffiliated investments (cost $538,835,265)	$544,199,841
Affiliated investments (cost $158,159,929)	158,159,929
Cash	9,622,257
Receivable for investments sold	44,556,084
Receivable for fund share sold	4,769,980
Dividends and interest receivable	1,010,055
Tax reclaim receivable	280,603
Prepaid expenses	7,185

Total Assets	762,605,934

LIABILITIES:
Payable to broker for collateral for securities on loan	120,998,154
Payable for investments purchased	65,848,810
Advisory fees payable	212,860
Accrued expenses and other liabilities	73,973
Shareholder servicing fees payable	2,984
Payable for fund share repurchased	57

Total Liabilities	187,136,838

NET ASSETS	$575,469,096

Net assets were comprised of:
Paid-in capital	$1,126,426,093
Retained earnings	(550,956,997)

Net assets, December 31, 2008	$575,469,096

Net asset value and redemption price per share, $575,469,096 / 83,606,716 outstanding shares of beneficial interest	$6.88

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $92,458 foreign withholding tax)	$5,915,140
Affiliated dividend income	406,311
Affiliated income from securities lending, net	393,442
Unaffiliated interest income	217,685

6,932,578

EXPENSES
Advisory fees	4,358,722
Shareholder servicing fees and expenses	423,560
Custodian and accounting fees	162,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Trustees’ fees	15,000
Shareholders’ reports	10,000
Legal fees and expenses	8,000
Insurance expenses	6,000
Miscellaneous	14,967

Total expenses	5,035,249

NET INVESTMENT INCOME	1,897,329

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(281,806,630)
Foreign currency transactions	(10,277)

(281,816,907)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,521,867)
Foreign currencies	77,450

(16,444,417)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(298,261,324)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(296,363,995)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,897,329	$897,855
Net realized gain (loss) on investment and foreign currency transactions	(281,816,907)	75,423,706
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,444,417)	(16,623,506)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(296,363,995)	59,698,055

DISTRIBUTIONS	(897,855)	(123,441)

FUND SHARE TRANSACTIONS:
Fund share sold [94,894,383 and 1,599,196 shares, respectively]	880,989,254	16,651,993
Fund share issued in reinvestment of distributions [85,592 and 11,494 shares, respectively]	897,855	123,441
Fund share repurchased [48,914,201 and 11,903,976 shares, respectively]	(416,082,936)	(119,867,821)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	465,804,173	(103,092,387)

TOTAL INCREASE (DECREASE) IN NET ASSETS	168,542,323	(43,517,773)
NET ASSETS:
Beginning of year	406,926,773	450,444,546

End of year	$575,469,096	$406,926,773

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 93.4%
COMMON STOCKS		Value
	Shares	(Note 2)

Automotive Parts — 1.7%
BorgWarner, Inc.(a)	99,900	$2,174,823

Banks — 1.2%
Northern Trust Corp.	29,900	1,558,986

Building Materials — 0.8%
Masco Corp.	97,500	1,085,175

Chemicals — 2.2%
Eastman Chemical Co.	25,000	792,750
International Flavors & Fragrances, Inc.	45,100	1,340,372
Valspar Corp. (The)	43,800	792,342

		2,925,464

Clothing & Apparel — 1.4%
VF Corp.(a)	33,100	1,812,887

Commercial Banks — 0.6%
East West Bancorp, Inc.(a)	48,400	772,948

Commercial Services — 1.5%
United Rentals, Inc.*(a)	218,349	1,991,343

Computer Hardware — 1.0%
Affiliated Computer Services, Inc. (Class A Stock)*	27,800	1,277,410

Computer Services & Software — 3.6%
Autodesk, Inc.*	36,800	723,120
Computer Sciences Corp.*	77,787	2,733,435
Global Payments, Inc.	21,200	695,148
Sybase, Inc.*(a)	22,900	567,233

		4,718,936

Construction — 1.0%
D.R. Horton, Inc.	107,100	757,197
Pulte Homes, Inc.	56,700	619,731

		1,376,928

Consumer Products & Services — 0.7%
Scotts Miracle-Gro Co. (The) (Class A Stock)	31,900	948,068

Containers & Packaging — 1.9%
Sonoco Products Co.	106,700	2,471,172

Diversified — 1.6%
AptarGroup, Inc.	38,700	1,363,788
Dover Corp.	21,700	714,364

		2,078,152

Drugs & Healthcare — 1.4%
IMS Health, Inc.	120,800	1,831,328

Electronic Components — 2.2%
Flextronics International Ltd. (Singapore)*	995,469	2,548,401
Harman International Industries, Inc.	19,000	317,870

		2,866,271

Energy Delivery — 1.0%
Integrys Energy Group, Inc.(a)	29,100	1,250,718

Entertainment & Leisure — 0.6%
Scientific Games Corp. (Class A Stock)*	46,100	808,594

Financial – Bank & Trust — 3.9%
Astoria Financial Corp.(a)	61,500	1,013,520
Bank of Hawaii Corp.	30,500	1,377,685
Comerica, Inc.	136,100	2,701,585

		5,092,790

Financial Services — 2.3%
Eaton Vance Corp.	56,500	1,187,065
Jefferies Group, Inc.(a)	59,200	832,352
Raymond James Financial, Inc.	55,500	950,715

		2,970,132

Food Products — 1.9%
Sara Lee Corp.	202,200	1,979,538
Smucker, (J.M.) Co. (The)	13,100	568,016

		2,547,554

Gas Utilities — 0.4%
Energen Corp.	19,700	577,801

Healthcare Equipment & Services — 1.8%
Express Scripts, Inc.*	43,800	2,408,124

Healthcare Providers & Services — 1.7%
Covance, Inc.*(a)	33,300	1,532,799
Coventry Health Care, Inc.*	46,500	691,920

		2,224,719

Hotels, Restaurants & Leisure — 2.1%
International Game Technology	80,500	957,145
Yum! Brands, Inc.	56,300	1,773,450

		2,730,595

Insurance — 8.7%
Allstate Corp. (The)	63,200	2,070,432
CIGNA Corp.	116,941	1,970,456
Endurance Specialty Holdings Ltd. (Bermuda)	43,300	1,321,949
HCC Insurance Holdings, Inc.	61,500	1,645,125
Lincoln National Corp.	129,000	2,430,360
Protective Life Corp.	45,700	655,795
Reinsurance Group of America, Inc.(a)	31,200	1,335,984

		11,430,101

Iron/Steel — 0.8%
Allegheny Technologies, Inc.	41,500	1,059,495

Leisure Equipment & Products — 1.1%
Mattel, Inc.	90,100	1,441,600

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Machinery & Equipment — 3.1%
Cummins, Inc.	66,000	$1,764,180
Eaton Corp.	39,155	1,946,395
Snap-on, Inc.(a)	10,000	393,800

		4,104,375

Manufacturing — 0.9%
Harsco Corp.	42,000	1,162,560

Medical Supplies & Equipment — 3.4%
Bard (C.R.), Inc.	16,600	1,398,716
Beckman Coulter, Inc.	68,300	3,001,102

		4,399,818

Multi-Utilities & Unregulated Power — 1.5%
SCANA Corp.	56,892	2,025,355

Office Equipment — 0.8%
Steelcase, Inc. (Class A Stock)	191,700	1,077,354

Oil, Gas & Consumable Fuels — 7.4%
Chesapeake Energy Corp.	58,300	942,711
Helix Energy Solutions Group, Inc.*	59,300	429,332
Newfield Exploration Co.*	60,200	1,188,950
Noble Corp. (Cayman Islands)	59,300	1,308,158
ONEOK, Inc.	31,200	908,544
Pioneer Natural Resources Co.	46,100	745,898
Questar Corp.	73,600	2,405,984
XTO Energy, Inc.	50,850	1,793,479

		9,723,056

Pharmaceuticals — 0.8%
Cephalon, Inc.*(a)	14,200	1,093,968

Printing & Publishing — 1.8%
RR Donnelley & Sons Co.	176,700	2,399,586

Railroads — 1.4%
Union Pacific Corp.	38,300	1,830,740

Real Estate Investment Trusts — 5.8%
Apartment Investment & Management Co. (Class A Stock)	51,750	597,715
Boston Properties, Inc.(a)	20,600	1,133,000
Duke Realty Corp.(a)	286,884	3,144,248
Simon Property Group, Inc.(a)	51,900	2,757,447

		7,632,410

Restaurants — 2.8%
Brinker International, Inc.	39,900	420,546
Darden Restaurants, Inc.	115,610	3,257,890

		3,678,436

Retail & Merchandising — 2.0%
Family Dollar Stores, Inc.	16,700	435,369
Ruddick Corp.	40,300	1,114,295
TJX Cos., Inc.(a)	52,400	1,077,868

		2,627,532

Semiconductors — 2.1%
International Rectifier Corp.*	63,200	853,200
Macrovision Solutions Corp.*(a)	90	1,142
Microchip Technology, Inc.(a)	99,000	1,933,470

		2,787,812

Specialty Retail — 0.3%
CarMax, Inc.*(a)	54,400	428,672

Telecommunication Services — 1.3%
Harris Corp.	43,600	1,658,980

Telecommunications — 3.7%
American Tower Corp.
(Class A Stock)*	74,700	2,190,204
Comtech Telecommunications Corp.*	27,400	1,255,468
Corning, Inc.	142,200	1,355,166

		4,800,838

Transportation — 2.9%
CSX Corp.	43,500	1,412,445
GATX Corp.(a)	40,400	1,251,188
Werner Enterprises, Inc.	68,400	1,186,056

		3,849,689

Utilities — 2.3%
PG&E Corp.	46,200	1,788,402
Pinnacle West Capital Corp.	37,000	1,188,810

		2,977,212

TOTAL LONG-TERM INVESTMENTS
(cost $177,994,383)		122,690,507

SHORT-TERM INVESTMENT — 20.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $26,879,745; includes $18,446,448 of cash collateral for securities on loan)(b)(w) (Note 4)	26,879,745	26,879,745

TOTAL INVESTMENTS — 113.9%
(cost $204,874,128)		149,570,252
Liabilities in excess of other assets — (13.9)%		(18,234,859)

NET ASSETS — 100.0%		$131,335,393

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $18,180,580; cash collateral of $18,446,448 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2008. Collateral was subsequently received on January 2, 2009 and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$149,570,252	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$149,570,252	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (14.0% represents investments purchased with collateral from securities on loan)	20.5%
Insurance	8.7
Oil, Gas & Consumable Fuels	7.4
Real Estate Investment Trusts	5.8
Financial – Bank & Trust	3.9
Telecommunications	3.7
Computer Services & Software	3.6
Medical Supplies & Equipment	3.4
Machinery & Equipment	3.1
Transportation	2.9
Restaurants	2.8
Utilities	2.3
Financial Services	2.3
Chemicals	2.2
Electronic Components	2.2
Semiconductors	2.1
Hotels, Restaurants & Leisure	2.1
Retail & Merchandising	2.0
Food Products	1.9
Containers & Packaging	1.9
Healthcare Equipment & Services	1.8
Printing & Publishing	1.8
Healthcare Providers & Services	1.7
Automotive Parts	1.7
Diversified	1.6
Multi-Utilities & Unregulated Power	1.5
Commercial Services	1.5
Drugs & Healthcare	1.4
Railroads	1.4
Clothing & Apparel	1.4
Telecommunication Services	1.3
Banks	1.2
Leisure Equipment & Products	1.1
Construction	1.0
Computer Hardware	1.0
Energy Delivery	1.0
Manufacturing	0.9
Pharmaceuticals	0.8
Building Materials	0.8
Office Equipment	0.8
Iron/Steel	0.8
Consumer Products & Services	0.7
Entertainment & Leisure	0.6
Commercial Banks	0.6
Gas Utilities	0.4
Specialty Retail	0.3

113.9
Liabilities in excess of other assets	(13.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $18,180,580:
Unaffiliated investments (cost $177,994,383)	$122,690,507
Affiliated investments (cost $26,879,745)	26,879,745
Cash	2,644,678
Receivable for investments sold	422,170
Dividends and interest receivable	357,394
Receivable for fund share sold	171,186
Prepaid expenses	1,793
Tax reclaim receivable	1,322

Total Assets	153,168,795

LIABILITIES:
Payable to broker for collateral for securities on loan	18,446,448
Payable for investments purchased	3,254,384
Advisory fees payable	55,889
Accrued expenses and other liabilities	41,710
Payable for fund share repurchased	34,296
Shareholder servicing fees payable	675

Total Liabilities	21,833,402

NET ASSETS	$131,335,393

Net assets were comprised of:
Paid-in capital	$205,627,355
Retained earnings	(74,291,962)

Net assets, December 31, 2008	$131,335,393

Net asset value and redemption price per share, $131,335,393 / 18,433,707 outstanding shares of beneficial interest	$7.12

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income	$4,488,561
Affiliated income from securities lending, net	311,526
Affiliated dividend income	185,174

4,985,261

EXPENSES
Advisory fees	1,713,009
Shareholder servicing fees and expenses	150,540
Custodian and accounting fees	80,000
Audit fee	21,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	11,000
Legal fees and expenses	8,000
Shareholders’ reports	8,000
Loan interest expense (Note 7)	5,185
Insurance expenses	2,000
Miscellaneous	8,509

Total expenses	2,026,243

NET INVESTMENT INCOME	2,959,018

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(21,815,469)
Foreign currency transactions	136

(21,815,333)

Net change in unrealized appreciation (depreciation) on:
Investments	(61,450,992)
Foreign currencies	(166)

(61,451,158)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(83,266,491)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(80,307,473)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,959,018	$1,911,057
Net realized gain (loss) on investments and foreign currency transactions	(21,815,333)	7,801,992
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(61,451,158)	(6,237,316)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(80,307,473)	3,475,733

DISTRIBUTIONS	(9,713,049)	(6,542,055)

FUND SHARE TRANSACTIONS:
Fund share sold [11,540,920 and 10,461,128 shares, respectively]	110,058,699	132,242,478
Fund share issued in reinvestment of distributions [847,561 and 541,561 shares, respectively]	9,713,049	6,542,055
Fund share repurchased [12,152,856 and 5,320,246 shares, respectively]	(117,865,713)	(67,752,370)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,906,035	71,032,163

TOTAL INCREASE (DECREASE) IN NET ASSETS	(88,114,487)	67,965,841
NET ASSETS:
Beginning of year	219,449,880	151,484,039

End of year	$131,335,393	$219,449,880

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

				Principal
	Interest		Maturity	Amount	Value
	Rate		Date	(000)#	(Note 2)

CERTIFICATES OF DEPOSIT — 17.8%
Australia and New Zealand Banking Group	2.05%		02/19/09	$35,000	$34,999,967
Banco Bilbao Vizcaya Argentaria SA	3.09%		03/09/09	11,400	11,421,611
BNP Paribas	1.07%		03/30/09	50,000	50,000,000
BNP Paribas	2.07%		01/14/09	33,102	33,102,000
BNP Paribas	2.08%		01/26/09	40,000	40,000,000
Credit Suisse (NY Branch)	2.15%		01/21/09	40,690	40,690,000
Lloyds TSB Bank PLC	1.38%		03/30/09	50,000	50,000,000
Royal Bank of Scotland (NY)	2.11%		02/02/09	50,000	50,000,000
Royal Bank of Scotland (NY)	1.20%		02/17/09	40,000	40,000,000
Toronto Dominion Bank (The)	1.97%		09/24/09	5,000	5,000,000
Toronto Dominion Bank (The)	2.42%		06/15/09	37,308	37,309,689
US Bank N.A	1.00%		03/30/09	125,000	125,000,000

					517,523,267

COMMERCIAL PAPER — 53.7%
Australia and New Zealand Banking Group Ltd., 144A(n)	2.601	%(c)	10/02/09	100,000	100,000,000
Bank of America Corp.(n)	2.00%		01/05/09	55,000	54,987,778
Bank of Ireland	2.701	%(c)	09/04/09	83,000	83,000,000
BASF AG, 144A(n)	1.86%		01/14/09	70,000	69,952,983
Calyon North America, Inc.(n)	0.49%		01/22/09	120,000	119,965,700
CBA (DE) Finance(n)	2.00%		03/03/09	20,000	19,932,222
Credit Suisse (NY Branch)(n)	1.95%		01/16/09	40,000	39,967,500
E.ON AG, 144A(n)	2.30%		01/09/09	43,000	42,978,022
GDF SUEZ, 144A(n)	2.16%		01/21/09	19,000	18,977,200
HSBC USA, Inc.(n)	2.00%		02/05/09	30,000	29,941,667
Lloyds TSB Bank PLC(n)	1.08%		02/17/09	90,000	89,873,100
National Australia Funding (DE), 144A(n)	1.90%		02/02/09	50,000	49,915,556
Nordea North America(n)	2.00%		01/16/09	85,000	84,929,167
Old Line Funding LLC, 144A(n)	0.50%		01/15/09	33,435	33,428,499
Old Line Funding LLC, 144A(n)	0.50%		01/20/09	21,038	21,032,448
Old Line Funding LLC, 144A(n)	0.50%		01/26/09	20,751	20,743,795
Old Line Funding LLC, 144A(n)	1.40%		01/14/09	16,760	16,751,527
Reckitt Benckiser TSY, 144A(n)	2.05%		01/27/09	20,000	19,970,389
Royal Bank of Scotland PLC (The)(n)	1.45%		02/17/09	50,000	49,905,347
San Paolo IMI U.S. Financial Corp.(n)	1.32%		03/02/09	29,000	28,936,200
San Paolo IMI U.S. Financial Corp.(n)	2.05%		02/02/09	48,000	47,912,533
Santander Central Hispano Finance(n)	2.00%		01/20/09	10,000	9,989,444
Santander Central Hispano Finance(n)	2.08%		01/12/09	50,000	49,968,222
Santander Central Hispano Finance(n)	3.05%		01/15/09	60,000	59,928,833
Societe Generale North America, Inc.(n)	0.68%		03/02/09	82,000	81,907,067
State Street Corp.(n)	2.00%		01/21/09	34,000	33,962,222
Toronto Dominion Holdings USA, Inc., 144A(n)	2.00%		02/20/09	100,000	99,722,222
UBS Finance (DE) LLC(n)	0.30%		01/22/09	18,740	18,736,721
UBS Finance (DE) LLC(n)	1.17%		02/18/09	78,000	77,878,320
Westpac Banking Corp., 144A(n)	2.10%		02/05/09	25,000	24,948,958
Westpac Securities NZ LT, 144A	3.069	%(c)	01/28/09	60,000	60,000,000

					1,560,143,642

CORPORATE OBLIGATIONS — 8.6%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.299%		02/17/09	20,199	20,213,350
Bank of America BK NA, Sr. Unsec’d. Notes	0.471%		02/27/09	40,000	39,967,023
Bank of America NA, Sr. Unsec’d. Notes	2.906%		08/06/09	30,000	30,000,000
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.248%		01/05/09	50,000	50,009,617
IBM International Group Capital LLC, Co. Gtd. Notes	2.225	%(c)	02/13/09	20,000	20,010,750
Nordea Bank AB, Notes, MTN, 144A	3.891%		09/24/09	40,000	40,000,000
Wells Fargo & Co., Sr. Unsec’d. Notes,	1.668%		09/23/09	50,000	50,022,827

					250,223,567

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

				Principal
	Interest		Maturity	Amount	Value
	Rate		Date	(000)#	(Note 2)

TIME DEPOSIT — 4.8%
Royal Bank of Canada	0.03%		01/02/09	$138,932	$138,932,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.4%
Federal Home Loan Bank, Bonds	0.861	%(c)	02/17/09	20,000	20,000,000
Federal Home Loan Bank, Bonds	0.24	%(c)	02/19/09	45,000	45,000,000
Federal Home Loan Bank, Bonds	0.27	%(c)	02/23/09	50,000	50,000,000
Federal Home Loan Bank, Bonds	0.315	%(c)	02/27/09	60,000	60,000,000
Federal Home Loan Bank, Bonds	0.35	%(c)	03/27/09	50,000	50,000,000
GS Prom, Gtd. Notes(g)	2.25%		03/09/09	107,000	107,000,000
Merrill Lynch & Co., Inc. (n)(s)	2.25%		01/15/09	145,000	144,873,125

					476,873,125

TOTAL INVESTMENTS — 101.3%
(cost $2,943,695,601)†					2,943,695,601
Liabilities in excess of other assets — (1.3)%					(37,312,919)

NET ASSETS — 100.0%					$2,906,382,682

The following abbreviations are used in the Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c)	Indicates a variable rate security.
(g)	Indicates a security that has been deemed illiquid.
(n)	Rate shown is the effective yield at purchase date.
(s)	FDIC Guaranteed issued under temporary liquidity programs.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$2,943,695,601	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$2,943,695,601	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2008 were as follows:

Commercial Paper	53.7%
Certificates of Deposit	17.8
U.S. Government Agency Obligations	16.4
Corporate Obligations	8.6
Time Deposit	4.8

101.3
Liabilities in excess of other assets	(1.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $2,943,695,601)	$2,943,695,601
Cash	72
Receivable for fund share sold	3,165,741
Interest receivable	2,667,399
Prepaid expenses	37,497

Total Assets	2,949,566,310

LIABILITIES:
Payable for fund share repurchased	42,792,460
Advisory fees payable	247,364
Accrued expenses and other liabilities	120,459
Shareholder servicing fees payable	12,447
Distributions payable	10,898

Total Liabilities	43,183,628

NET ASSETS	$2,906,382,682

Net assets were comprised of:
Paid-in capital	$2,906,361,948
Retained earnings	20,734

Net assets, December 31, 2008	$2,906,382,682

Net asset value and redemption price per share, $2,906,382,682 / 2,906,384,400 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$75,153,821

EXPENSES
Advisory fees	12,535,861
Shareholder servicing fees and expenses	1,868,034
Custodian and accounting fees	329,000
Insurance expenses	30,000
Trustees’ fees	29,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Legal fees and expenses	13,000
Shareholders’ reports	9,000
Miscellaneous	8,521

Total expenses	14,858,416
Less: advisory fee waiver	(824,019)

Net expenses	14,034,397

NET INVESTMENT INCOME	61,119,424

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	279,844

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,399,268

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$61,119,424	$96,996,780
Net realized gain on investment transactions	279,844	46,489

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	61,399,268	97,043,269

DISTRIBUTIONS	(61,185,326)	(96,930,879)

FUND SHARE TRANSACTIONS:
Fund share sold [3,894,284,809 and 4,553,796,101 shares, respectively]	3,894,284,809	4,553,796,100
Fund share issued in reinvestment/payment of distributions [61,067,023 and 96,918,494 shares, respectively]	61,067,023	96,930,879
Fund share repurchased [3,018,378,397 and 4,373,727,896 shares, respectively]	(3,018,378,397)	(4,373,740,279)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	936,973,435	276,986,700

TOTAL INCREASE IN NET ASSETS	937,187,377	277,099,090
NET ASSETS:
Beginning of year	1,969,195,305	1,692,096,215

End of year	$2,906,382,682	$1,969,195,305

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 95.7%
COMMON STOCKS		Value
	Shares	(Note 2)

Banks — 1.1%
Northern Trust Corp.(a)	69,000	$3,597,660

Beverages — 0.3%
Central European Distribution Corp.*(a)	42,500	837,250

Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc.*	55,000	1,990,450
Illumina, Inc.*(a)	93,500	2,435,675

		4,426,125

Building & Construction — 0.3%
Martin Marietta Materials, Inc.(a)	10,000	970,800

Business Services — 3.8%
Alliance Data Systems Corp.*(a)	95,000	4,420,350
Iron Mountain, Inc.*(a)	222,500	5,502,425
MasterCard, Inc. (Class A Stock)(a)	14,400	2,058,192

		11,980,967

Capital Markets — 1.5%
Lazard Ltd. (Class A Stock)
(Bermuda)(a)	165,500	4,921,970

Chemicals — 3.4%
Airgas, Inc.(a)	128,000	4,990,720
Ecolab, Inc.	170,000	5,975,500

		10,966,220

Commercial Services — 4.5%
Clean Harbors, Inc.*	37,500	2,379,000
Corrections Corp. of America*	180,000	2,944,800
CoStar Group, Inc.*(a)	64,300	2,118,042
FTI Consulting, Inc.*	65,000	2,904,200
HMS Holdings Corp.*	35,500	1,118,960
SAIC, Inc.*	150,000	2,922,000

		14,387,002

Computer Hardware — 1.0%
Cognizant Technology Solutions Corp. (Class A Stock)*	180,000	3,250,800

Computer Services & Software — 3.1%
Equinix, Inc.*(a)	42,000	2,233,980
IHS, Inc. (Class A Stock)*	101,200	3,786,904
Microsemi Corp.*(a)	120,000	1,516,800
salesforce.com*(a)	70,500	2,256,705

		9,794,389

Construction & Engineering — 1.2%
Jacobs Engineering Group, Inc.*(a)	80,000	3,848,000

Consumer Products & Services — 1.2%
Chattem, Inc.*(a)	17,500	1,251,775
Church & Dwight Co., Inc.	45,000	2,525,400

		3,777,175

Containers & Packaging — 0.6%
Pactiv Corp.*(a)	73,000	1,816,240

Education — 5.1%
American Public Education, Inc.*(a)	42,500	1,580,575
DeVry, Inc.	130,000	7,463,300
Strayer Education, Inc.(a)	33,500	7,182,735

		16,226,610

Electronic Components — 4.1%
AMETEK, Inc.	130,000	3,927,300
Dolby Laboratories, Inc. (Class A Stock)*(a)	164,500	5,389,020
Trimble Navigation Ltd.*	168,000	3,630,480

		12,946,800

Electronic Equipment & Instruments — 1.6%
FLIR Systems, Inc.*(a)	130,000	3,988,400
Mettler-Toledo International, Inc.*(a)	17,500	1,179,500

		5,167,900

Electronics — 0.5%
National Instruments Corp.(a)	65,000	1,583,400

Energy — 1.1%
Covanta Holding Corp.*(a)	161,000	3,535,560

Entertainment & Leisure — 2.8%
Penn National Gaming, Inc.*(a)	115,000	2,458,700
WMS Industries, Inc.*(a)	234,200	6,299,980

		8,758,680

Environmental Control — 0.7%
Waste Connections, Inc.*(a)	70,000	2,209,900

Financial – Bank & Trust — 0.8%
IntercontinentalExchange, Inc.*(a)	32,500	2,679,300

Financial Services — 1.3%
BlackRock, Inc.(a)	19,500	2,615,925
NASDAQ OMX Group (The)*	57,500	1,420,825

		4,036,750

Food & Drug Retailers — 1.7%
Perrigo Co.	170,300	5,502,393

Food — 1.3%
Ralcorp Holdings, Inc.*	72,000	4,204,800

Healthcare Providers & Services — 1.4%
Express Scripts, Inc.*	82,000	4,508,360

Healthcare Services — 1.6%
Psychiatric Solutions, Inc.*(a)	86,000	2,395,100
VCA Antech, Inc.*(a)	141,500	2,813,020

		5,208,120

Hotels, Restaurants & Leisure — 0.6%
Wynn Resorts Ltd.*(a)	41,500	1,753,790

Industrial Products — 2.2%
Fastenal Co.(a)	110,000	3,833,500
Precision Castparts Corp.	52,500	3,122,700

		6,956,200

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Insurance — 1.5%
Aon Corp.	50,000	$2,284,000
Everest Re Group Ltd. (Bermuda)(a)	9,500	723,330
Fidelity National Financial, Inc. (Class A Stock)	49,500	878,625
W.R. Berkely Corp.	26,500	821,500

		4,707,455

Internet Services — 1.0%
Juniper Networks, Inc.*(a)	180,000	3,151,800

Manufacturing — 1.4%
Danaher Corp.	78,000	4,415,580

Media — 0.4%
Scripps Networks Interactive, Inc. (Class A Stock)	61,400	1,350,800

Medical Supplies & Equipment — 9.1%
Bard (C.R.), Inc.(a)	57,000	4,802,820
Gen-Probe, Inc.*	96,400	4,129,776
IDEXX Laboratories, Inc.*(a)	75,302	2,716,896
Intuitive Surgical, Inc.*(a)	25,000	3,174,750
Masimo Corp.*(a)	83,000	2,475,890
Myriad Genetics, Inc.*(a)	85,000	5,632,100
NuVasive, Inc.*	50,000	1,732,500
Wright Medical Group, Inc.*(a)	210,200	4,294,386

		28,959,118

Metals & Mining — 0.4%
Agnico-Eagle Mines Ltd. (Canada)	27,000	1,385,910

Oil, Gas & Consumable Fuels — 5.3%
CARBO Ceramics, Inc.	73,400	2,607,902
Concho Resources, Inc.*	168,000	3,833,760
Continental Resources, Inc.*(a)	59,500	1,232,245
Core Laboratories NV (Netherlands)(a)	26,500	1,586,290
Range Resources Corp.	87,500	3,009,125
Southwestern Energy Co.*(a)	108,000	3,128,760
XTO Energy, Inc.	42,700	1,506,029

		16,904,111

Pharmaceuticals — 1.5%
Cephalon, Inc.*(a)	40,000	3,081,600
United Therapeutics Corp.*	25,000	1,563,750

		4,645,350

Printing & Publishing — 0.6%
VistaPrint Ltd. (Bermuda)*(a)	107,500	2,000,575

Retail & Merchandising — 5.9%
BJ’s Wholesale Club, Inc.*(a)	66,200	2,268,012
GameStop Corp. (Class A Stock)*(a)	127,600	2,763,816
Kohl’s Corp.*(a)	49,000	1,773,800
Ross Stores, Inc.(a)	144,000	4,281,120
Shoppers Drug Mart Corp. (Canada)	135,000	5,254,556
Staples, Inc.	62,500	1,120,000
TJX Cos., Inc.(a)	61,500	1,265,055

		18,726,359

Retail – Auto Parts — 0.3%
Copart, Inc.*	40,000	1,087,600

Retail Apparel — 0.4%
Gap, Inc. (The)	87,500	1,171,625

Semiconductors — 2.4%
Itron, Inc.*(a)	42,000	2,677,080
Lam Research Corp.*(a)	60,000	1,276,800
Microchip Technology, Inc.(a)	125,700	2,454,921
Silicon Laboratories, Inc.*(a)	52,500	1,300,950

		7,709,751

Software — 3.1%
Activision Blizzard, Inc.*	425,000	3,672,000
ANSYS, Inc.*(a)	160,000	4,462,400
Blackboard, Inc.*(a)	65,000	1,704,950

		9,839,350

Specialty Retail — 1.0%
Urban Outfitters, Inc.*(a)	213,600	3,199,728

Telecommunications — 5.9%
American Tower Corp. (Class A Stock)*	182,500	5,350,900
Harris Corp.	120,000	4,566,000
MetroPCS Communications, Inc.*	63,000	935,550
NII Holdings, Inc.*	192,000	3,490,560
SBA Communications Corp. (Class A Stock)*(a)	275,000	4,488,000

		18,831,010

Transportation — 3.4%
C.H. Robinson Worldwide, Inc.(a)	86,000	4,732,580
Expeditors International of Washington, Inc.	103,000	3,426,810
J.B. Hunt Transport Services, Inc.(a)	100,000	2,627,000

		10,786,390

Waste Management — 1.9%
Stericycle, Inc.*	119,000	6,197,520

TOTAL LONG-TERM INVESTMENTS
(cost $361,785,252)		304,923,193

SHORT-TERM INVESTMENT — 38.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $123,800,319; includes $111,917,621 of cash collateral for securities on loan)(b)(w) (Note 4)	123,800,319	123,800,319
TOTAL INVESTMENTS — 134.5%
(cost $485,585,571)		428,723,512
Liabilities in excess of other assets — (34.5)%		(110,088,081)

NET ASSETS — 100.0%		$318,635,431

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $109,973,276; cash collateral of $111,917,621 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2008. Collateral was subsequently received on January 2, 2009 and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 1 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 1 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$428,723,512	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$428,723,512	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (35.1% represents investments purchased with collateral from securities on loan)	38.8%
Medical Supplies & Equipment	9.1
Telecommunications	5.9
Retail & Merchandising	5.9
Oil, Gas & Consumable Fuels	5.3
Education	5.1
Commercial Services	4.5
Electronic Components	4.1
Business Services	3.8
Chemicals	3.4
Transportation	3.4
Software	3.1
Computer Services & Software	3.1
Entertainment & Leisure	2.8
Semiconductors	2.4
Industrial Products	2.2
Waste Management	1.9
Food & Drug Retailers	1.7
Healthcare Services	1.6
Electronic Equipment & Instruments	1.6
Capital Markets	1.5
Insurance	1.5
Pharmaceuticals	1.5
Healthcare Providers & Services	1.4
Biotechnology	1.4
Manufacturing	1.4
Foods	1.3
Financial Services	1.3
Construction & Engineering	1.2
Consumer Products & Services	1.2
Banks	1.1
Energy	1.1
Computer Hardware	1.0
Specialty Retail	1.0
Internet Services	1.0
Financial – Bank & Trust	0.8
Environmental Control	0.7
Printing & Publishing	0.6
Containers & Packaging	0.6
Hotels, Restaurants & Leisure	0.6
Electronics	0.5
Metals & Mining	0.4
Media	0.4
Retail Apparel	0.4
Retail – Auto Parts	0.3
Building & Construction	0.3
Beverages	0.3

134.5
Liabilities in excess of other assets	(34.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $109,973,276:
Unaffiliated investments (cost $361,785,252)	$304,923,193
Affiliated investments (cost $123,800,319)	123,800,319
Cash	700,273
Receivable for investments sold	1,396,885
Receivable for fund share sold	872,297
Dividends and interest receivable	229,305
Prepaid expenses	5,780

Total Assets	431,928,052

LIABILITIES:
Payable to broker for collateral for securities on loan	111,917,621
Payable for investments purchased	1,190,160
Advisory fees payable	124,696
Accrued expenses and other liabilities	57,999
Shareholder servicing fees payable	1,608
Payable for fund share repurchased	537

Total Liabilities	113,292,621

NET ASSETS	$318,635,431

Net assets were comprised of:
Paid-in capital	$612,864,978
Retained earnings	(294,229,547)

Net assets, December 31, 2008	$318,635,431

Net asset value and redemption price per share, $318,635,431 / 24,910,597 outstanding shares of beneficial interest	$12.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $21,535 foreign withholding tax)	$1,846,523
Affiliated income from securities lending, net	1,200,352
Affiliated dividend income	200,504
Unaffiliated interest income	71

3,247,450

EXPENSES
Advisory fees	5,094,071
Shareholder servicing fees and expenses	462,400
Custodian and accounting fees	127,000
Loan interest expense (Note 7)	39,477
Transfer agent’s fees and expenses	21,000
Audit fee	18,000
Trustees’ fees	18,000
Shareholders’ reports	13,000
Legal fees and expenses	10,000
Insurance expenses	10,000
Miscellaneous	10,509

Total expenses	5,823,457

NET INVESTMENT LOSS	(2,576,007)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(26,202,580)
Net change in unrealized appreciation (depreciation) on investments	(270,414,161)

NET LOSS ON INVESTMENTS	(296,616,741)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(299,192,748)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,576,007)	$(2,110,452)
Net realized gain (loss) on investment transactions	(26,202,580)	110,401,161
Net change in unrealized appreciation (depreciation) on investments	(270,414,161)	41,852,589

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(299,192,748)	150,143,298

FUND SHARE TRANSACTIONS:
Fund share sold [6,860,255 and 13,938,399 shares, respectively]	123,395,052	293,021,917
Fund share repurchased [20,591,690 and 11,064,171 shares, respectively]	(375,268,169)	(232,426,365)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(251,873,117)	60,595,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	(551,065,865)	210,738,850
NET ASSETS:
Beginning of year	869,701,296	658,962,446

End of year	$318,635,431	$869,701,296

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.4%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 2.8%
Aerovironment, Inc.*(a)	35,300	$1,299,393
HEICO Corp.	26,200	1,017,346

		2,316,739

Airlines — 2.4%
Allegiant Travel Co.*(a)	25,900	1,257,963
Continental Airlines, Inc.
(Class B Stock)*(a)	41,800	754,908

		2,012,871

Biotechnology — 4.5%
Martek Biosciences Corp.*(a)	39,500	1,197,245
Meridian Bioscience, Inc.(a)	37,100	944,937
Myriad Genetics, Inc.*	23,900	1,583,614

		3,725,796

Commercial Banks — 1.6%
PrivateBancorp, Inc.(a)	40,500	1,314,630

Commercial Services — 1.2%
Alliance Data Systems Corp.*(a)	22,100	1,028,313

Computer Services & Software — 8.4%
ANSYS, Inc.*	33,800	942,682
Concur Technologies, Inc.*(a)	37,000	1,214,340
GameStop Corp. (Class A Stock)*(a)	55,600	1,204,296
MedAssets, Inc.*	81,300	1,186,980
Nuance Communications, Inc.*	112,800	1,168,608
Omniture, Inc.*(a)	120,300	1,279,992

		6,996,898

Consumer Products & Services — 1.8%
GEO Group, Inc. (The)*(a)	85,600	1,543,368

Cosmetics & Toiletries — 1.5%
Chattem, Inc.*(a)	17,700	1,266,081

Distribution/Wholesale — 2.9%
Beacon Roofing Supply, Inc.*	83,600	1,160,368
Central European Distribution
Corp.*(a)	65,600	1,292,320

		2,452,688

Diversified Financial Services — 3.8%
Greenhill & Co., Inc.(a)	17,700	1,234,929
KBW, Inc.*(a)	52,400	1,205,200
Stifel Financial Corp.*	15,100	692,335

		3,132,464

Education — 4.0%
ITT Educational Services, Inc.*(a)	17,500	1,662,150
Strayer Education, Inc.	7,700	1,650,957

		3,313,107

Electronic Components & Equipment — 1.6%
Axsys Technologies, Inc.*(a)	25,100	1,376,986

Energy – Energy Resources — 1.6%
Concho Resources, Inc.*(a)	58,700	1,339,534

Entertainment & Leisure — 3.4%
Bally Technologies, Inc.*	43,600	1,047,708
WMS Industries, Inc.*(a)	65,750	1,768,675

		2,816,383

Environmental Services — 1.4%
Clean Harbors, Inc.*(a)	18,500	1,173,640

Financial Services — 1.6%
Riskmetrics Group, Inc.*(a)	89,200	1,328,188

Food Products — 1.8%
Diamond Foods, Inc.(a)	28,900	582,335
Flowers Foods, Inc.(a)	37,600	915,936

		1,498,271

Healthcare Products — 6.1%
Immucor, Inc.*(a)	39,800	1,057,884
Masimo Corp.*(a)	47,000	1,402,010
NuVasive, Inc.*	36,300	1,257,795
Resmed, Inc.*	36,600	1,371,768

		5,089,457

Healthcare Services — 5.5%
Almost Family, Inc.*(a)	22,700	1,021,046
ATHENAHEALTH, Inc.*(a)	28,000	1,053,360
LHC Group, Inc.*	36,100	1,299,600
Techne Corp.	19,300	1,245,236

		4,619,242

Internet — 2.7%
Avocent Corp.*	70,000	1,253,700
IAC Interactivecorp*	60,900	957,957

		2,211,657

Internet Services — 4.3%
Equinix, Inc.*(a)	29,700	1,579,743
F5 Networks, Inc.*(a)	53,300	1,218,438
Vocus, Inc.*	43,100	784,851

		3,583,032

Medical Supplies & Equipment — 1.2%
Greatbatch, Inc.*	36,800	973,728

Oil & Gas — 4.7%
Arena Resources, Inc.*(a)	48,300	1,356,747
Comstock Resources, Inc.*(a)	36,900	1,743,525
Plains Exploration & Production Co.*	36,500	848,260

		3,948,532

Personal Services — 3.3%
Cornell Cos., Inc.*(a)	64,225	1,193,943
DeVry, Inc.	27,600	1,584,516

		2,778,459

Pharmaceuticals — 5.0%
Cubist Pharmaceuticals, Inc.*(a)	33,800	816,608
Optimer Pharmaceuticals, Inc.*(a)	119,100	1,442,301
Perrigo Co.	33,300	1,075,923
Viropharma, Inc.*(a)	61,700	803,334

		4,138,166

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Retail — 2.2%
BJ’s Wholesale Club, Inc.*(a)	30,100	$1,031,226
Panera Bread Co.
(Class A Stock)*(a)	15,200	794,048

		1,825,274

Retail & Merchandising — 2.1%
Gymboree Corp.*	29,600	772,264
Tractor Supply Co.*	27,500	993,850

		1,766,114

Semiconductors — 3.9%
Hittite Microwave Corp.*(a)	34,600	1,019,316
Silicon Laboratories, Inc.*	34,800	862,344
Varian Semiconductor Equipment
Associates, Inc.*(a)	74,900	1,357,188

		3,238,848

Technology — 1.6%
Emergent Biosolutions, Inc.*	50,100	1,308,111

Technology Services — 1.5%
Cogent, Inc.*(a)	89,500	1,214,515

Telecommunications — 5.9%
Leap Wireless International, Inc.*	65,800	1,769,362
SBA Communications Corp.
(Class A Stock)*(a)	194,300	3,170,976

		4,940,338

Transportation — 1.1%
Old Dominion Freight Line, Inc.*(a)	31,600	899,336

TOTAL LONG-TERM INVESTMENTS
(cost $86,934,591)		81,170,766

SHORT-TERM INVESTMENT — 48.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $40,300,305; includes
$38,114,724 of cash collateral
for securities on loan)(b)(w)
(Note 4)	40,300,305	40,300,305

TOTAL INVESTMENTS — 145.7%
(cost $127,234,896)		121,471,071
Liabilities in excess of other assets — (45.7)%		(38,105,283)

NET ASSETS — 100.0%		$83,365,788

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $37,579,358; cash collateral of $38,114,724 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2008. Collateral was subsequently received on January 2, 2009 and the Portfolio remained in compliance.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$121,471,071	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$121,471,071	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap con-tracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(45.7% represents investments purchased with collateral from securities on loan)	48.3%
Computer Services & Software	8.4
Healthcare Products	6.1
Telecommunications	5.9
Healthcare Services	5.5
Pharmaceuticals	5.0
Oil & Gas	4.7
Biotechnology	4.5
Internet Services	4.3
Education	4.0
Semiconductors	3.9
Diversified Financial Services	3.8
Entertainment & Leisure	3.4
Personal Services	3.3
Distribution/Wholesale	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Aerospace	2.8%
Internet	2.7
Airlines	2.4
Retail	2.2
Retail & Merchandising	2.1
Consumer Products & Services	1.8
Food Products	1.8
Electronic Components & Equipment	1.6
Energy – Energy Resources	1.6
Financial Services	1.6
Commercial Banks	1.6
Technology	1.6
Cosmetics & Toiletries	1.5
Technology Services	1.5
Environmental Services	1.4
Commercial Services	1.2
Medical Supplies & Equipment	1.2
Transportation	1.1

145.7
Liabilities in excess of other assets	(45.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $37,579,358:
Unaffiliated investments (cost $86,934,591)	$81,170,766
Affiliated investments (cost $40,300,305)	40,300,305
Cash	20,319
Receivable for investments sold	817,218
Receivable for fund share sold	185,478
Dividends and interest receivable	51,998
Prepaid expenses	3,189

Total Assets	122,549,273

LIABILITIES:
Payable to broker for collateral for securities on loan	38,114,724
Payable for investments purchased	989,563
Advisory fees payable	38,861
Accrued expenses and other liabilities	35,722
Payable for fund share repurchased	4,177
Shareholder servicing fees payable	438

Total Liabilities	39,183,485

NET ASSETS	$83,365,788

Net assets were comprised of:
Paid-in capital	$320,693,710
Retained earnings	(237,327,922)

Net assets, December 31, 2008	$83,365,788

Net asset value and redemption price per share,
$83,365,788 / 13,534,970 outstanding shares
of beneficial interest	$6.16

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated income from securities lending, net	$572,768
Unaffiliated dividend income (net of $2,008 foreign withholding tax)	282,800
Affiliated dividend income	36,341

891,909

EXPENSES
Advisory fees	1,358,355
Shareholder servicing fees and expenses	117,719
Custodian and accounting fees	67,000
Audit fee	20,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	11,000
Loan interest expense (Note 7)	8,123
Trustees’ fees	7,000
Legal fees and expenses	7,000
Insurance expenses	3,000
Miscellaneous	11,002

Total expenses	1,629,199

NET INVESTMENT LOSS	(737,290)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions	(38,279,408)
Net change in unrealized appreciation (depreciation)
on investments	(35,483,916)

NET LOSS ON INVESTMENTS	(73,763,324)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(74,500,614)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(737,290)	$(1,344,103)
Net realized gain (loss) on investment transactions	(38,279,408)	20,694,065
Net change in unrealized appreciation (depreciation) on investments	(35,483,916)	15,202,875

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(74,500,614)	34,552,837

FUND SHARE TRANSACTIONS:
Fund share sold [1,517,247 and 1,727,680 shares, respectively]	13,733,736	17,742,306
Fund share repurchased [7,471,460 and 5,965,940 shares, respectively]	(64,789,733)	(57,732,803)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(51,055,997)	(39,990,497)

TOTAL DECREASE IN NET ASSETS	(125,556,611)	(5,437,660)
NET ASSETS:
Beginning of year	208,922,399	214,360,059

End of year	$83,365,788	$208,922,399

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 95.5%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 1.4%
Empresa Brasileira de Aeronautica
SA, ADR (Brazil)	82,750	$1,341,378
Goodrich Corp.	41,400	1,532,628
L-3 Communications Holdings, Inc.	23,000	1,696,940

		4,570,946

Agriculture — 0.5%
Archer-Daniels-Midland Co.	56,400	1,626,012

Auto Parts & Related — 0.4%
WABCO Holdings, Inc.	83,875	1,324,386

Automobiles — 0.9%
Harley-Davidson, Inc.(a)	173,250	2,940,053

Banks — 0.8%
Comerica, Inc.	79,200	1,572,120
KeyCorp(a)	117,900	1,004,508

		2,576,628

Beverages — 2.9%
Coca-Cola Enterprises, Inc.	126,000	1,515,780
Constellation Brands, Inc.
(Class A Stock)*	156,300	2,464,851
Dr. Pepper Snapple Group, Inc.*	69,600	1,131,000
Pepsi Bottling Group, Inc.	133,000	2,993,830
PepsiAmericas, Inc.	77,900	1,586,044

		9,691,505

Building Products — 0.3%
Lennox International, Inc.(a)	31,800	1,026,822

Business Services — 0.5%
Manpower, Inc.	48,100	1,634,919

Chemicals — 1.9%
Eastman Chemical Co.	61,800	1,959,678
Ferro Corp.	132,400	933,420
NewMarket Corp.	52,700	1,839,757
Schulman, (A.), Inc.	63,927	1,086,759
Terra Industries, Inc.	28,400	473,428

		6,293,042

Commercial Banks — 2.4%
BB &T Corp.(a)	67,700	1,859,042
First Horizon National Corp.(a)	124,953	1,320,753
Huntington Bancshares, Inc.	255,800	1,959,428
Regions Financial Corp.	180,696	1,438,340
Zions Bancorp(a)	56,200	1,377,462

		7,955,025

Commercial Services — 0.9%
Lender Processing Services, Inc.	69,500	2,046,775
Moody’s Corp.(a)	51,500	1,034,635

		3,081,410

Commercial Services & Supplies — 0.8%
McGrath RentCorp	43,462	928,348
RR Donnelley & Sons Co.	129,000	1,751,820

		2,680,168

Computer Hardware — 2.0%
Affiliated Computer Services, Inc.
(Class A Stock)*	51,850	2,382,507
Imation Corp.	90,700	1,230,799
Lexmark International, Inc.
(Class A Stock)*(a)	72,400	1,947,560
Western Digital Corp.*	81,700	935,465

		6,496,331

Computer Services & Software — 1.9%
Computer Sciences Corp.*	87,800	3,085,292
Symantec Corp.*	245,600	3,320,512

		6,405,804

Computer Software — 0.2%
Fidelity National Information
Services, Inc.	45,300	737,031

Computers & Peripherals — 0.5%
Seagate Technology
(Cayman Islands)	169,600	751,328
Sun Microsystems, Inc.*(a)	199,000	760,180

		1,511,508

Consumer Products & Services — 1.7%
Black & Decker Corp. (The)(a)	33,900	1,417,359
Blyth, Inc.	119,800	939,232
Whirlpool Corp.(a)	79,000	3,266,650

		5,623,241

Containers & Packaging — 0.6%
Sonoco Products Co.	85,300	1,975,548

Distribution/Wholesale — 0.5%
Ingram Micro, Inc. (Class A Stock)*	130,300	1,744,717

Diversified Financial Services — 1.3%
Discover Financial Services	90,600	863,418
Federated Investors, Inc.
(Class B Stock)(a)	62,000	1,051,520
GFI Group, Inc.	150,600	533,124
Legg Mason, Inc.(a)	87,433	1,915,657

		4,363,719

Diversified Manufacturing — 2.5%
Eaton Corp.	55,600	2,763,876
Leggett & Platt, Inc.	53,800	817,222
Parker Hannifin Corp.	64,000	2,722,560
Smith (A.O.) Corp.(a)	41,100	1,213,272
SPX Corp.(a)	18,300	742,065

		8,258,995

Diversified Telecommunication Services — 1.0%
Embarq Corp.	91,000	3,272,360

Drugs & Healthcare — 0.4%
IMS Health, Inc.	86,500	1,311,340

Electric — 3.2%
Mirant Corp.*(a)	81,600	1,539,792
NorthWestern Corp.	84,500	1,983,215
NV Energy, Inc.	94,400	933,616
SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Electric (cont’d.)
Pinnacle West Capital Corp.	99,200	$3,187,296
Portland General Electric Co.	57,400	1,117,578
Xcel Energy, Inc.	98,800	1,832,740

		10,594,237

Electronic Components & Equipment — 1.7%
Avnet, Inc.*	77,050	1,403,081
Energizer Holdings, Inc.*	8,000	433,120
Hubbell, Inc. (Class B Stock)	89,800	2,934,664
Jabil Circuit, Inc.	140,500	948,375

		5,719,240

Energy Services — 0.6%
NRG Energy, Inc.*	91,800	2,141,694
Engineering/Construction — 1.1%
Chicago Bridge & Iron Co. NV
(Netherlands)	127,750	1,283,888
McDermott International, Inc.*(a)	49,400	488,072
NVR, Inc.*	4,350	1,984,687

		3,756,647

Financial Services — 3.6%
Allied Capital Corp.(a)	43,200	116,208
Ameriprise Financial, Inc.	81,200	1,896,832
Capital One Financial Corp.(a)	83,600	2,666,004
Invesco Ltd. (Bermuda)	159,250	2,299,570
Jefferies Group, Inc.	144,300	2,028,858
Morgan Stanley	183,850	2,948,954

		11,956,426

Food & Staples Retailing — 1.2%
Safeway, Inc.	114,500	2,721,665
SUPERVALU, Inc.	93,000	1,357,800

		4,079,465

Foods — 1.7%
ConAgra Foods, Inc.	157,950	2,606,175
Fresh Del Monte Produce, Inc.
(Cayman Islands)*	58,000	1,300,360
Kroger Co. (The)	21,300	562,533
Smithfield Foods, Inc.*(a)	27,900	392,553
Smucker, (J.M.) Co. (The)	19,200	832,512

		5,694,133

Healthcare Equipment & Services — 0.8%
Pediatrix Medical Group, Inc.*(a)	42,000	1,331,400
Universal Health Services, Inc.
(Class B Stock)	34,900	1,311,193

		2,642,593

Healthcare Equipment & Supplies — 0.3%
Kinetic Concepts, Inc.*(a)	52,400	1,005,032

Healthcare Services — 2.7%
Aetna, Inc.	61,300	1,747,050
CIGNA Corp.	49,150	828,178
Coventry Health Care, Inc.*	169,163	2,517,145
Humana, Inc.*	40,900	1,524,752
LifePoint Hospitals, Inc.*(a)	43,800	1,000,392
Lincare Holdings, Inc.*	49,400	1,330,342

		8,947,859

Insurance — 11.4%
Allstate Corp. (The)	81,800	2,679,768
American Financial Group, Inc.	108,200	2,475,616
Aspen Insurance Holdings Ltd.
(Bermuda)	83,400	2,022,450
Assurant, Inc.(a)	89,278	2,678,340
Chubb Corp.	59,200	3,019,200
Conseco, Inc.*	171,800	889,924
Delphi Financial Group, Inc.
(Class A Stock)	103,100	1,901,164
IPC Holdings Ltd. (Bermuda)(a)	113,900	3,405,610
Lincoln National Corp.	72,700	1,369,668
Montpelier Re Holdings Ltd.
(Bermuda)	152,000	2,552,080
PartnerRe Ltd. (Bermuda)(a)	64,700	4,611,169
StanCorp Financial Group, Inc.	138,400	5,780,968
Unum Group	127,800	2,377,080
W.R. Berkely Corp.	61,300	1,900,300
Zenith National Insurance Corp.	11,335	357,846

		38,021,183

Internet Software & Services — 0.4%
eBay, Inc.*	84,500	1,179,620

Leisure Equipment & Products — 0.6%
Mattel, Inc.(a)	53,700	859,200
Polaris Industries, Inc.(a)	44,900	1,286,385

		2,145,585

Machinery & Equipment — 1.0%
Cummins, Inc.	19,700	526,581
Kennametal, Inc.	13,800	306,222
Terex Corp.*(a)	151,900	2,630,908

		3,463,711

Manufacturing — 0.5%
Tyco International Ltd. (Bermuda)	70,900	1,531,440

Media — 1.5%
Cablevision Systems Corp.
(Class A Stock)	40,800	687,072
CBS Corp. (Class B Stock)	148,500	1,216,215
DISH Network Corp.
(Class A Stock)*	86,800	962,612
McGraw-Hill Cos., Inc. (The)	77,850	1,805,342
Scholastic Corp.	35,500	482,090

		5,153,331

Medical Supplies & Equipment — 0.3%
Covidien Ltd. (Bermuda)	23,450	849,828

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Metals & Mining — 3.1%
Carpenter Technology Corp.	84,800	$1,741,792
Cliffs Natural Resources, Inc.(a)	46,100	1,180,621
Freeport-McMoRan Copper &
Gold, Inc.	43,300	1,058,252
Sterlite Industries India Ltd. ADR
(India)(a)	95,950	529,644
Teck Cominco Ltd. (Class B Stock)
(Canada)(a)	186,900	919,548
Timken Co.	105,000	2,061,150
United States Steel Corp.	24,400	907,680
Walter Industries, Inc.	47,400	829,974
Worthington Industries, Inc.	94,700	1,043,594

		10,272,255

Office Equipment & Supplies — 1.3%
Knoll, Inc.	108,500	978,670
Xerox Corp.	411,700	3,281,249

		4,259,919

Oil & Gas — 3.4%
Apache Corp.	14,300	1,065,779
Denbury Resources, Inc.*(a)	106,350	1,161,342
National Oilwell Varco, Inc.*	37,850	925,054
Noble Corp. (Cayman Islands)	30,500	672,830
Oceaneering International, Inc.*(a)	27,950	814,463
Patterson-UTI Energy, Inc.(a)	127,200	1,464,072
Southwestern Energy Co.*(a)	55,800	1,616,526
Talisman Energy, Inc. (Canada)(a)	206,173	2,059,668
Whiting Petroleum Corp.*(a)	49,400	1,652,924

		11,432,658

Oil, Gas & Consumable Fuels — 3.7%
Cimarex Energy Co.	46,400	1,242,592
ENSCO International, Inc.	28,800	817,632
Nicor, Inc.	10,200	354,348
Noble Energy, Inc.	39,204	1,929,621
SEACOR Holdings, Inc.*(a)	18,900	1,259,685
Sempra Energy	29,600	1,261,848
Sunoco, Inc.(a)	55,800	2,425,068
Swift Energy Co.*(a)	30,700	516,067
Valero Energy Corp.	122,800	2,657,392

		12,464,253

Pharmaceuticals — 3.7%
AmerisourceBergen Corp.	30,400	1,084,064
Endo Pharmaceuticals Holdings,
Inc.*(a)	50,800	1,314,704
Forest Laboratories, Inc.*	126,900	3,232,143
King Pharmaceuticals, Inc.*	198,300	2,105,946
Mylan, Inc.*(a)	97,800	967,242
Shire PLC, ADR (United Kingdom)	51,200	2,292,736
Watson Pharmaceuticals, Inc.*(a)	54,500	1,448,065

		12,444,900

Printing & Publishing — 0.2%
Consolidated Graphics, Inc.*	33,300	753,912

Real Estate Investment Trusts — 5.1%
Alexandria Real Estate Equities, Inc.	8,800	530,992
Annaly Capital Management, Inc.	333,800	5,297,406
Boston Properties, Inc.	29,500	1,622,500
Developers Diversified Realty
Corp.(a)	65,450	319,396
HRPT Properties Trust(a)	489,300	1,648,941
Medical Properties Trust, Inc.	182,000	1,148,420
National Health Investors, Inc.	73,071	2,004,338
National Retail Properties, Inc.(a)	73,100	1,256,589
Sunstone Hotel Investors, Inc.	203,100	1,257,189
Vornado Realty Trust(a)	32,300	1,949,305

		17,035,076

Restaurants — 1.2%
Bob Evans Farms, Inc.(a)	52,200	1,066,446
Brinker International, Inc.(a)	104,800	1,104,592
Darden Restaurants, Inc.	69,800	1,966,964

		4,138,002

Retail — 0.3%
Stage Stores, Inc.	115,400	952,050

Retail & Merchandising — 3.6%
Best Buy Co., Inc.	46,900	1,318,359
Foot Locker, Inc.	94,200	691,428
Gap, Inc. (The)	157,800	2,112,942
J.C. Penney Co., Inc.	85,600	1,686,320
Limited Brands, Inc.	94,700	950,788
Macy’s, Inc.(a)	162,900	1,686,015
NBTY, Inc.*	124,250	1,944,512
RadioShack Corp.	145,400	1,736,076

		12,126,440

Semiconductors — 0.7%
Entegris, Inc.*(a)	324,800	711,312
Integrated Device Technology, Inc.*	277,700	1,557,897

		2,269,209

Semiconductors & Semiconductor Equipment — 0.4%
International Rectifier Corp.*	93,500	1,262,250

Telecommunications — 1.4%
Anixter International, Inc.*(a)	56,950	1,715,334
CenturyTel, Inc.	102,800	2,809,524

		4,524,858

Textiles, Apparel & Luxury Goods — 0.3%
Columbia Sportswear Co.(a)	32,400	1,145,988

Transportation — 2.4%
Eagle Bulk Shipping, Inc.(a)	130,350	888,987
Genco Shipping & Trading Ltd.(a)	30,200	446,960
Overseas Shipholding Group, Inc.	44,920	1,891,581
Ryder System, Inc.(a)	27,500	1,066,450
Ship Finance International Ltd.
(Bermuda)(a)	59,011	652,072
Tidewater, Inc.(a)	73,600	2,963,872

		7,909,922

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Utilities — 5.8%
Alliant Energy Corp.(a)	113,000	$3,297,340
American Electric Power Co., Inc.	47,500	1,580,800
CMS Energy Corp.(a)	133,500	1,348,350
DPL, Inc.(a)	82,150	1,876,306
DTE Energy Co.	26,500	945,255
Dynegy, Inc. (Class A Stock)*	320,773	641,546
Edison International	28,300	908,996
Entergy Corp.	16,250	1,350,862
FirstEnergy Corp.	37,050	1,799,889
Pepco Holdings, Inc.	169,600	3,012,096
PPL Corp.	37,300	1,144,737
SCANA Corp.(a)	36,000	1,281,600

		19,187,777

TOTAL LONG-TERM INVESTMENTS
(cost $456,896,705)		318,163,003

SHORT-TERM INVESTMENT — 20.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $68,622,653; includes
$63,463,478 of cash collateral
for securities on loan)(b)(w)
(Note 4)	68,622,653	68,622,653

TOTAL INVESTMENTS — 116.1%
(cost $525,519,358)		386,785,656
Liabilities in excess of other assets — (16.1)%		(53,527,556)

NET ASSETS — 100.0%		$333,258,100

The following abbreviation is used in Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $62,239,826; cash collateral of $63,463,478 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
Various inputs are used in determining the value of the Portfolio’s invest-ments. These inputs are summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$386,785,656	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$386,785,656	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap con-tracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(18.7% represents investments purchased with collateral from securities on loan)	20.6%
Insurance	11.4
Utilities	5.8
Real Estate Investment Trusts	5.1
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	3.7
Retail & Merchandising	3.6
Financial Services	3.6
Oil & Gas	3.4
Electric	3.2
Metals & Mining	3.1
Beverages	2.9
Healthcare Services	2.7
Diversified Manufacturing	2.5
Commercial Banks	2.4
Transportation	2.4
Computer Hardware	2.0
Computer Services & Software	1.9
Chemicals	1.9
Electronic Components & Equipment	1.7
Foods	1.7
Consumer Products & Services	1.7
Media	1.5
Aerospace & Defense	1.4
Telecommunications	1.4
Diversified Financial Services	1.3
Office Equipment & Supplies	1.3
Restaurants	1.2
Food & Staples Retailing	1.2
Engineering/Construction	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Machinery & Equipment	1.0%
Diversified Telecommunication Services	1.0
Commercial Services	0.9
Automobiles	0.9
Commercial Services & Supplies	0.8
Healthcare Equipment & Services	0.8
Banks	0.8
Semiconductors	0.7
Leisure Equipment & Products	0.6
Energy Services	0.6
Containers & Packaging	0.6
Distribution/Wholesale	0.5
Business Services	0.5
Agriculture	0.5
Manufacturing	0.5
Computers & Peripherals	0.5
Auto Parts & Related	0.4
Drugs & Healthcare	0.4
Semiconductors & Semiconductor Equipment	0.4
Internet Software & Services	0.4
Textiles, Apparel & Luxury Goods	0.3
Building Products	0.3
Healthcare Equipment & Supplies	0.3
Retail	0.3
Medical Supplies & Equipment	0.3
Printing & Publishing	0.2
Computer Software	0.2

116.1
Liabilities in excess of other assets	(16.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on
loan of $62,239,826:
Unaffiliated investments (cost $456,896,705)	$318,163,003
Affiliated investments (cost $68,622,653)	68,622,653
Cash	1,549,701
Receivable for fund share sold	7,365,660
Dividends and interest receivable	1,022,844
Receivable for investments sold	516,186
Prepaid expenses	14,844

Total Assets	397,254,891

LIABILITIES:
Payable to broker for collateral for securities
on loan	63,463,478
Payable for investments purchased	260,640
Advisory fees payable	122,917
Payable for fund share repurchased	84,494
Accrued expenses and other liabilities	63,564
Shareholder servicing fees payable	1,698

Total Liabilities	63,996,791

NET ASSETS	$333,258,100

Net assets were comprised of:
Paid-in capital	$521,912,320
Retained earnings	(188,654,220)

Net assets, December 31, 2008	$333,258,100

Net asset value and redemption price per share,
$333,258,100 / 36,967,750 outstanding shares
of beneficial interest	$9.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $02,648
foreign withholding tax)	$12,363,900
Affiliated income from securities lending, net	1,440,938
Affiliated dividend income	368,094

14,172,932

EXPENSES
Advisory fees	5,922,190
Shareholder servicing fees and expenses	530,800
Custodian and accounting fees	168,000
Loan interest expense (Note 7)	29,615
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Trustees’ fees	18,000
Insurance expenses	16,000
Legal fees and expenses	10 ,000
Shareholders’ reports	10,000
Miscellaneous	10,038

Total expenses	6,751,643

NET INVESTMENT INCOME	7,421,289

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions	(55,032,574)
Net change in unrealized appreciation
(depreciation) on investments	(260,379,196)

NET LOSS ON INVESTMENTS	(315,411,770)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(307,990,481)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$7,421,289	$11,550,201
Net realized gain (loss) on investment transactions	(55,032,574)	48,588,634
Net change in unrealized appreciation (depreciation) on investments	(260,379,196)	(21,696,377)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(307,990,481)	38,442,458

DISTRIBUTIONS	(60,138,835)	(154,323,766)

FUND SHARE TRANSACTIONS:
Fund share sold [3,977,416 and 3,436,542 shares, respectively]	51,385,934	68,194,811
Fund share issued in reinvestment of distributions [3,897,527 and 9,252,024 shares, respectively]	60,138,835	154,323,766
Fund share repurchased [30,249,785 and 16,803,109 shares, respectively]	(411,976,162)	(334,249,099)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(300,451,393)	(111,730,522)

TOTAL DECREASE IN NET ASSETS	(668,580,709)	(227,611,830)
NET ASSETS:
Beginning of year	1,001,838,809	1,229,450,639

End of year	$333,258,100	$1,001,838,809

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 100.6%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 90.6%
AST AllianceBernstein Growth & Income Portfolio	374,490	$4,658,652
AST DeAM Large-Cap Value Portfolio	824,842	5,476,949
AST Federated Aggressive Growth Portfolio	70,652	373,044
AST International Growth Portfolio	127,255	968,410
AST International Value Portfolio	220,571	2,468,192
AST Large-Cap Value Portfolio	772,582	7,926,689
AST Marsico Capital Growth Portfolio	397,934	5,033,868
AST MFS Growth Portfolio	407,725	2,805,150
AST Mid-Cap Value Portfolio	83,714	596,044
AST Money Market Portfolio	8,633,425	8,633,425
AST Neuberger Berman Mid-Cap Growth Portfolio*	29,940	382,935
AST PIMCO Total Return Bond Portfolio	418,048	4,728,117
AST Small-Cap Growth Portfolio*	33,505	375,254
AST Small-Cap Value Portfolio	381,399	3,306,733
AST T. Rowe Price Large-Cap Growth Portfolio	497,108	3,464,844
AST Western Asset Core Plus Bond Portfolio	121,536	1,148,515

TOTAL AFFILIATED MUTUAL FUNDS
(cost $56,559,623)(w)		52,346,821

COMMON STOCKS — 10.0%
Exchange Traded Funds
iShares FTSE/Xinhua Index	35,667	1,040,763
iShares MSCI Japan Index Fund	101,393	973,373
Market Vectors Gold Miners*	24,752	838,598
PowerShares Dynamic Building & Construction	86,632	1,022,257
Retail HOLDRS Trust	12,700	955,929
Telecom HOLDRS Trust	38,100	955,929

TOTAL COMMON STOCKS
(cost $5,655,903)		5,786,849

TOTAL INVESTMENTS — 100.6%
(cost $62,215,526)		58,133,670
Liabilities in excess of other assets — (0.6)%		(327,527)

NET ASSETS — 100.0%		$57,806,143

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$58,133,670	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$58,133,670	—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolios holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Large / Mid-Cap Value	37.2%
Large / Mid-Cap Growth	15.4
Money Market	14.9
Exchange Traded Funds	10.0
Core Bonds	8.2
Small-Cap Value	5.7
International Value	4.3
Global Bonds	2.0
International Growth	1.7
Small-Cap Growth	1.2

100.6
Liabilities in excess of other assets	(0.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A197

AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $56,559,623)	$52,346,821
Unaffiliated investments (cost $5,655,903)	5,786,849
Cash	1,203,130
Receivable for fund share sold	209,938
Dividends receivable	6,511
Prepaid expenses	545

Total Assets	59,553,794

LIABILITIES:
Payable for investments purchased	1,707,113
Accrued expenses and other liabilities	32,929
Advisory fees payable	7,588
Payable for fund share repurchased	21

Total Liabilities	1,747,651

NET ASSETS	$57,806,143

Net assets were comprised of:
Paid-in capital	$74,263,547
Retained earnings	(16,457,404)

Net assets, December 31, 2008	$57,806,143

Net asset value and redemption price per share, $57,806,143 / 7,925,405 outstanding shares of beneficial interest	$7.29

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$678,697
Unaffiliated dividend income	43,773

722,470

EXPENSES
Advisory fees	121,072
Custodian and accounting fees	34,000
Audit fee	26,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	13,000
Trustees’ fees	8,000
Legal fees and expenses	6,000
Loan interest expense (Note 7)	4,947
Miscellaneous	7,268

Total expenses	239,287
Less: advisory fee waiver and expense reimbursement	(72,821)

Net expenses	166,466

NET INVESTMENT INCOME	556,004

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions (including affiliated ($14,737,225))	(15,914,791)
Net capital gain distribution received (including affiliated $2,983,239)	2,983,239

(12,931,552)

Net change in unrealized appreciation (depreciation) on investments (including affiliated $(4,133,407))	(4,002,331)

NET LOSS ON INVESTMENTS	(16,933,883)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,377,879)

STATEMENT OF CHANGES IN NET ASSETS

		November 19, 2007*
	Year Ended	through
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$556,004	21,172
Net realized gain (loss) on investment transactions	(12,931,552)	22,626
Net change in unrealized appreciation (depreciation) on investments	(4,002,331)	(79,525)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(16,377,879)	(35,727)

DISTRIBUTIONS	(43,798)	—

FUND SHARE TRANSACTIONS:
Fund share sold [16,169,793 and 747,960 shares, respectively]	139,310,292	7,523,176
Fund share issued in reinvestment of distributions [4,635 and 0 shares, respectively]	43,798	—
Fund share repurchased [8,749,866 and 247,117 shares, respectively]	(70,148,281)	(2,465,438)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	69,205,809	5,057,738

TOTAL INCREASE IN NET ASSETS	52,784,132	5,022,011
NET ASSETS:
Beginning of period	5,022,011	—

End of period	$57,806,143	$5,022,011

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.
A198

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 99.5%

		Value
COMMON STOCKS — 92.4%	Shares	(Note 2)

Argentina — 1.7%
Banco Macro SA, ADR	37,990	$411,052
BBVA Banco Frances SA, ADR	8,600	25,972
Cresud SA, ADR	18,200	162,890
Grupo Financiero Galicia SA, ADR*	39,330	88,886
IRSA Inversiones y Representaciones SA, GDR*	12,880	56,672
MercadoLibre, Inc.*	5,920	97,147
Petrobras Energia Participaciones SA	133,900	85,693
Petrobras Energia Participaciones SA, ADR	18,050	109,925
Telecom Argentina SA, ADR*	64,930	493,468
Tenaris SA, ADR	55,410	1,162,502
Transportadora de Gas del Sur SA, ADR(g)	68,030	141,502

		2,835,709

Botswana — 0.3%
First National Bank of Botswana(g)	733,300	194,104
Letshego	159,400	268,982

		463,086

Brazil — 5.4%
Aes Tiete SA (PRFC Shares)	2,500	15,920
American Banknote SA	13,900	64,076
Anhanguera Educacional Participacoes SA	3,500	18,175
Aracruz Celulose SA (PRFC B Shares)	7,800	8,329
B2W Cia Global Do Varejo	6,000	61,235
Banco Bradesco SA (PRFC Shares)	54,900	531,814
Banco do Brasil SA	13,600	85,612
Banco Itau Holding Financeira SA (PRFC Shares)	38,750	433,694
BM & F BOVESPA SA	11,699	30,202
BR Malls Participacoes SA*	5,100	19,901
Bradespar SA (PRFC Stock)	11,600	95,407
Brasil Telecom Participacoes SA	2,100	53,040
Brasil Telecom Participacoes SA (PRFC Shares)	14,800	110,492
Braskem SA (PRFC A Shares)	8,000	19,039
Centrais Eletricas Brasileiras SA	4,400	48,849
Centrais Eletricas Brasileiras SA (PRFC B Shares)	16,000	165,901
Cia Brasileira de Distribuicao Grupo Pao de Acucar (PRFC Shares)	8,700	115,652
Cia de Bebidas das Americas (PRFC Shares)	11,100	482,365
Cia de Concessoes Rodoviarias	13,000	131,728
Cia de Saneamento Basico do Estado de Sao Paulo	8,200	97,612
Cia de Transmissao de Energia Eletrica Paulista (PRFC Shares)	5,000	90,052
Cia Energetica de Minas Gerais (PRFC Shares)	13,900	189,367
Cia Energetica de Sao Paulo (PRFC B Shares)	11,500	74,415
Cia Paranaense de Energia (PRFC B Shares)	3,600	37,050
Cia Siderurgica Nacional SA	12,900	160,420
Cia Vale do Rio Doce	16,500	195,920
Cia Vale do Rio Doce (PRFC A Shares)	79,100	810,334
Cosan SA Industria e Comercio*	11,400	54,947
CPFL Energia SA	2,600	33,615
Cyrela Brazil Realty SA	17,500	69,040
Diagnosticos da America SA	2,600	25,064
Duratex SA (PRFC Shares)	4,700	29,002
EDP – Energias do Brasil SA	1,600	15,506
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (PRFC B Shares)	9,000	98,413
Empresa Brasileira de Aeronautica SA	32,600	123,159
Fertilizantes Fosfatados SA (PRFC Shares)	8,800	42,151
Gafisa SA	2,900	13,045
Gerdau SA (PRFC Shares)	20,600	133,034
Global Village Telecom Holding SA*	2,700	29,374
Industrias Romi SA	6,000	19,554
Investimentos Itau SA (PRFC Shares)	87,900	301,921
JBS SA	39,200	82,871
LLX Logistica SA*	1,900	1,230
Localiza Rent A Car	14,900	45,365
Lojas Americanas SA (PRFC Shares)	31,900	85,769
Lojas Renner SA	10,900	73,243
Lupatech SA*	1,900	19,073
Marfrig Frigorificos e Comercio de Alimentos SA*	8,000	25,729
Metalurgica Gerdau SA (PRFC Shares)	8,700	75,136
MMX Mineracao e Metalicos SA*	1,900	2,257
MRV Engenharia e Participacoes SA	2,800	11,767
Natura Cosmeticos SA	5,400	43,973
NET Servicos de Comunicacao SA (PRFC Shares)*	16,500	94,033
Perdigao SA	12,000	153,036
Petroleo Brasileiro SA	11,200	132,027
Petroleo Brasileiro SA (PRFC Shares)	137,300	1,344,739
Randon Participacoes SA (PRFC Shares)	6,600	17,745
Redecard SA	20,900	230,330
Rossi Residencial SA	5,400	8,753
Sadia SA (PRFC Shares)	28,800	46,312
Souza Cruz SA	7,500	141,831

SEE NOTES TO FINANCIAL STATEMENTS.
A199

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Brazil (cont’d.)
Suzano Papel e Celulose SA (PRFC Shares)*	4,300	$22,293
Tam SA (PRFC Shares)	2,700	22,103
Tele Norte Leste Participacoes SA	2,300	38,169
Tele Norte Leste Participacoes SA (PRFC Shares)	14,000	193,371
Telecomunicacoes de Sao Paulo SA (PRFC Shares)	6,500	127,408
Telemar Norte Leste SA (PRFC A Shares)	3,800	90,437
Terna Participacoes SA	1,900	17,916
Tim Participacoes SA (PRFC Shares)	18,900	23,909
Tractebel Energia SA	4,500	35,795
Ultrapar Participacoes SA (PRFC Shares)	5,700	124,217
Unibanco – Uniao de Bancos Brasileiros SA	33,600	213,962
Usinas Siderurgicas de Minas Gerais SA	1,300	14,410
Usinas Siderurgicas de Minas Gerais SA (PRFC A Shares)	7,800	88,703
Vivo Participacoes SA (PRFC Shares)	9,875	119,584
Votorantim Celulose e Papel SA (PRFC Shares)*	2,000	15,377
Weg SA	19,500	104,524

		9,021,823

Chile — 3.0%
Administradora de Fondos de Pensiones Provida SA	90,800	82,643
Administradora de Fondos de Pensiones Provida SA, ADR	8,500	115,940
Banco de Chile	3,403,750	178,934
Banco de Credito e Inversiones	11,550	196,654
Banco Santander Chile	10,590,000	342,004
CAP SA	14,400	150,610
Centros Comerciales Sudamericanos SA	142,450	202,305
Cia Cervecerias Unidas SA, ADR	3,200	83,680
Cia General de Electricidad	38,850	163,386
Colbun SA*	1,103,800	172,330
Distribucion y Servicio D&S SA, ADR	3,600	87,084
Embotelladora Andina SA, ADR (Class B Stock)	9,950	134,325
Empresa Nacional de Electricidad SA	207,650	237,873
Empresa Nacional de Electricidad SA, ADR	3,850	128,937
Empresa Nacional de Telecomunicaciones SA	15,150	164,041
Empresas CMPC SA	13,270	207,197
Empresas COPEC SA	54,000	410,815
Enersis SA	893,500	230,648
Enersis SA, ADR	6,500	82,810
Lan Airlines SA, ADR	16,150	130,007
Madeco SA, ADR(g)	44,800	291,200
Minera Valparaiso SA	3,281	66,933
Parque Arauco SA	181,800	82,719
SACI Falabella	155,100	408,894
Sociedad Quimica y Minera de Chile SA, ADR	9,700	236,583
Sonda SA	255,150	243,439
Vina Concha y Toro SA, ADR	4,800	144,048

		4,976,039

China — 6.6%
Agile Property Holdings Ltd.	158,000	83,445
Air China Ltd. (Class H Stock)	78,000	24,480
Alibaba.com Ltd.*	33,000	23,923
Aluminum Corp. of China Ltd. (Class H Stock)	38,000	20,488
Angang Steel Co. Ltd. (Class H Stock)	106,000	119,965
Anhui Conch Cement Co. Ltd. (Class H Stock)*	34,000	158,126
Baidu.Com, Inc., ADR*	100	13,057
Bank of China Ltd. (Class H Stock)	656,000	180,744
Bank of Communications Co. Ltd. (Class H Stock)	173,000	125,741
Beijing Capital International Airport Co. Ltd. (Class H Stock)	72,000	36,483
Beijing Enterprises Holdings Ltd.	15,500	63,467
BOE Technology Group Co. Ltd. (Class B Stock)*	117,600	15,840
Chaoda Modern Agriculture Holdings Ltd.	91,520	58,812
China Agri-Industries Holdings Ltd.*	92,000	46,054
China Citic Bank (Class H Stock)	95,000	32,867
China Coal Energy Co. (Class H Stock)	153,000	123,648
China Communications Construction Co. Ltd. (Class H Stock)	187,000	233,651
China Construction Bank (Class H Shares)	647,000	359,973
China COSCO Holdings Co. Ltd. (Class H Stock)	146,000	102,858
China Dongxiang Group Co.	135,000	32,988
China Green Holdings Ltd.	48,000	38,390
China Hongxing Sports Ltd.	126,000	16,369
China International Marine Containers Co. Ltd. (Class B Stock)	185,700	100,898
China Life Insurance Co. Ltd. (Class H Stock)	166,000	510,032
China Mengniu Dairy Co. Ltd.	105,000	137,253
China Merchants Holdings International Co. Ltd.	58,000	113,270
China Merchants Bank Co. Ltd. (Class H Stock)	201,000	376,086
China Mobile Ltd.	115,500	1,171,877

SEE NOTES TO FINANCIAL STATEMENTS.
A200

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

China (cont d.)
China National Building Material Co. Ltd.	76,000	$92,407
China Oilfield Services Ltd. (Class H Stock)	128,000	104,502
China Overseas Land & Investment Ltd.	118,000	165,688
China Petroleum & Chemical Corp. (Class H Stock)	532,000	327,001
China Railway Construction Corp.*	108,200	161,987
China Railway Group Ltd. (Class H Stock)*	412,000	287,941
China Resources Enterprise	72,000	126,616
China Resources Land Ltd.	30,000	37,134
China Resources Power Holdings Co.	28,000	54,441
China Shenhua Energy Co. Ltd. (Class H Stock)	144,000	308,716
China Shipping Container Lines Co. Ltd. (Class H Stock)	134,000	20,436
China Shipping Development Co. Ltd. (Class H Stock)	68,000	68,525
China Southern Airlines Co. Ltd. (Class H Stock)*	132,000	22,287
China Telecom Corp. Ltd. (Class H Stock)	292,000	110,387
China Travel International Investment Hong Kong Ltd.	140,000	27,515
China Unicom Ltd.	210,052	255,427
China Vanke Co. Ltd. (Class B Stock)	269,760	209,162
China Yurun Food Group Ltd.	54,000	63,874
Chongqing Changan Automobile Co. Ltd. (Class B Stock)*	113,880	24,686
Country Garden Holdings Co. Ltd.	74,000	18,311
CITIC Pacific Ltd.	59,000	64,458
CNOOC Ltd.	335,000	318,644
COSCO Pacific Ltd.	34,000	34,958
Datang International Power Generation Co. Ltd. (Class H Stock)	88,000	46,967
Denway Motors Ltd.	542,000	170,009
Dongfeng Motor Group Co. Ltd. (Class H Stock)	174,000	56,809
Focus Media Holding Ltd., ADR*	5,300	48,177
Global Bio-Chem Technology Group Co. Ltd.	140,000	22,536
Golden Eagle Retail Group Ltd.	74,000	52,078
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	22,400	25,028
Guangzhou Shipyard International Co. Ltd. (Class H Stock)	16,000	14,827
Harbin Power Equipment Co. Ltd. (Class H Stock)	44,000	36,889
Huaneng Power International, Inc. (Class H Stock)	296,000	215,688
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,154,000	612,678
Inner Mongolia Eerduosi Cashmere Products Co. Ltd.	133,600	73,480
Inner Mongolia Yitai Coal Co. (Class B Stock)	10,200	25,143
Jiangsu Expressway Co. Ltd. (Class H Stock)	90,000	66,779
Jiangxi Copper Co. Ltd. (Class H Stock)	26,000	19,322
Kingboard Chemical Holdings Ltd.	44,500	80,663
Konka Group Co. Ltd. (Class B Stock)*	161,000	36,065
Lenovo Group Ltd.	294,000	80,042
Li Ning Co. Ltd.	32,500	51,210
Maanshan Iron & Steel (Class H Stock)	92,000	33,117
Parkson Retail Group Ltd.	61,000	69,835
PetroChina Co. Ltd. (Class H Stock)	330,000	293,257
PICC Property & Casualty Co. Ltd. (Class H Stock)*	66,000	36,163
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	16,000	78,629
Ports Design Ltd.	20,000	24,399
Semiconductor Manufacturing International Corp.*	756,000	31,968
Shandong Chenming Paper Holdings Ltd. (Class B Stock)	60,400	24,659
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	44,000	66,972
Shanghai Electric Group Co. Ltd. (Class H Stock)*	108,000	44,246
Shanghai Haixin Group Co. (Class B Stock)*	108,000	21,600
Shanghai Jin Jiang International Hotels Group Co. Ltd. (Class H Stock)	210,000	24,574
Shanghai Zhenhua Port Machinery Co. (Class B Stock)	144,700	96,660
Shimao Property Holdings Ltd.	32,000	22,400
Sina Corp.*	2,000	46,300
Sohu.com, Inc.*	1,000	47,340
Suntech Power Holdings Co. Ltd., ADR*	2,300	26,910
Tencent Holdings Ltd.	32,000	207,927
Tingyi Cayman Islands Holding Corp.	108,000	125,611
Tsingtao Brewery Co. Ltd. (Class H Stock)	34,000	71,446
Want Want China Holdings Ltd.	530,400	220,591
Yangzijiang Shipbuilding Holdings Ltd.	113,000	36,125
Yantai Changyu Pioneer Wine Co. (Class B Stock)	9,100	32,100
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	112,000	83,472

SEE NOTES TO FINANCIAL STATEMENTS.
A201

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

China (cont’d.)
Zijin Mining Group Co. Ltd. (Class H Stock)	70,000	$42,947
ZTE Corp. (Class H Stock)	39,200	103,562

		10,873,088

Colombia — 0.8%
Almacenes Exito SA	23,600	106,634
BanColombia SA (PRFC Shares)	6,200	35,459
BanColombia SA, ADR	6,000	140,100
Cia Colombiana de Inversiones SA	11,200	107,588
Ecopetrol SA	317,900	283,463
Grupo Aval Acciones y Valores	187,500	40,359
Grupo Nacional de Chocolates SA	33,100	229,638
Interconexion Electrica SA	65,300	206,188
Inversiones Argos SA	18,400	74,055
Suramericana de Inversiones SA	8,200	56,379

		1,279,863

Croatia — 0.7%
Adris Grupa dd (PRFC Shares)	6,293	228,444
Atlantska Plovidba dd	3,150	409,274
Dalekovod dd	1,490	107,335
Ericsson Nikola Tesla	315	71,282
Institut Gradevinarstva Hrvatske dd	60	41,299
Koncar-Elektroindustrija dd*	1,788	134,530
Petrokemija dd*	975	19,949
Podravka Prehrambena Industija dd*	3,000	147,657
Privredna Banka Zagreb dd*	660	53,736
VIRO Tvornica Secera	435	28,709

		1,242,215

Czech Republic — 3.0%
CEZ A/S	57,600	2,340,715
Komercni Banka A/S	7,200	1,107,276
New World Resources NV	47,050	178,555
Pegas Nonwovens SA	3,800	45,827
Philip Morris CR A/S	200	62,406
Telefonica O2 Czech Republic A/S	19,600	430,419
Unipetrol	34,800	270,205
Zentiva NV	10,100	563,777

		4,999,180

Egypt — 1.5%
Alexandria Mineral Oils Co.	4,500	39,078
Arab Cotton Ginning	60,900	41,107
Commercial International Bank	36,050	243,331
Delta Sugar Co.	14,540	48,226
Egyptian Co. for Mobile Services	1,450	38,639
Egyptian Financial & Industrial Co.*	6,340	29,162
Egyptian Financial Group-Hermes Holding	26,050	82,386
Egyptian for Tourism Resorts	223,438	72,570
Egyptian International Pharmaceutical Industrial Co.(g)	14,300	70,524
Egyptian Kuwaiti Holding Co.	51,675	67,178
Egyptian Media Production City*	128,835	96,780
El Ezz Aldekhela Steel Alexandria	980	142,820
El Ezz Steel Co.	102,660	185,342
ElSwedy Cables Holding Co.*	11,660	155,354
Medinet Nasr Housing	17,100	88,056
Olympic Group Financial Investments	7,300	31,948
Orascom Construction Industries	16,220	413,089
Orascom Telecom Holding SAE	55,100	304,531
Sidi Kerir Petrochemcials Co.	51,800	97,279
Six of October Development & Investment*	1,700	13,184
South Valley Cement*	64,225	61,180
Talaat Moustafa Group*	31,400	17,434
Telecom Egypt	68,450	201,950

		2,541,148

Estonia — 0.8%
Baltika A/S*	14,400	23,019
Eesti Telekom A/S	58,700	318,224
Jarvevana A/S*(g)	31,100	8,646
Merko Ehitus A/S*(g)	31,100	121,045
Olympic Entertainment Group A/S	118,400	80,645
Tallink Group Ltd. A/S*(g)	983,700	519,608
Tallinna Kaubamaja A/S	40,228	116,311
Tallinna Vesi A/S (Class A Stock)	12,500	156,207

		1,343,705

Hungary — 2.9%
Egis Gyogyszergyar Nyrt	2,550	133,319
Fotex PLC*	13,750	25,520
Magyar Telekom Telecommunications PLC	365,100	1,025,036
MOL Hungarian Oil and Gas Nyrt	21,170	1,092,423
OTP Bank Nyrt*	104,450	1,569,999
Raba Jarmuipari Holding Nyilvanosan Mukodo Reszvenytarsasag*	6,850	22,562
Richter Gedeon Nyrt	6,370	945,825

		4,814,684

India — 2.2%
GAIL India Ltd., GDR	6,255	162,004
Grasim Industries Ltd., GDR*	2,230	56,241
HDFC Bank Ltd., ADR	3,160	225,561
Hindalco Industries Ltd., GDR, 144A (CHIX)*	5,849	6,171
Hindalco Industries Ltd., GDR, 144A (XLUX)	37,400	39,457
ICICI Bank Ltd., ADR	23,880	459,690
Infosys Technologies Ltd., ADR	24,580	603,931
ITC Ltd., GDR*	125,980	443,450
Larsen & Toubro Ltd., GDR	21,462	342,104
Mahindra & Mahindra Ltd., GDR	10,730	61,161
Ranbaxy Laboratories Ltd., GDR	14,830	78,599
Reliance Industries Ltd., GDR, 144A	13,275	679,680
Satyam Computer Services Ltd., ADR	13,080	118,243
State Bank of India Ltd., GDR	5,370	284,107

SEE NOTES TO FINANCIAL STATEMENTS.
A202

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

India (cont’d.)
Tata Motors Ltd., ADR	11,490	$51,131
Wipro Ltd., ADR	6,910	56,178

		3,667,708

Indonesia — 3.5%
AKR Corporindo Tbk PT	496,000	33,392
Aneka Tambang Tbk PT	1,379,000	141,460
Astra Agro Lestari Tbk PT	95,500	87,431
Astra International Tbk PT	654,500	643,245
Bakrie and Brothers Tbk PT*	29,669,500	136,099
Bakrie Sumatera Plantations Tbk PT	1,568,500	38,430
Bank Central Asia Tbk PT	2,390,000	722,719
Bank Danamon Indonesia Tbk PT	94,500	27,410
Bank Mandiri Persero Tbk PT	1,153,500	218,959
Bank Pan Indonesia Tbk PT*	1,476,000	79,674
Bank Rakyat Indonesia	962,000	409,092
Barito Pacific Tbk PT*	232,000	13,172
Berlian Laju Tanker Tbk PT	285,000	15,212
Bumi Resources Tbk PT	4,138,500	349,103
Energi Mega Persada Tbk PT*	559,500	4,312
Indah Kiat Pulp And Paper Corp. Tbk PT*	567,000	39,535
Indocement Tunggal Prakarsa Tbk PT	135,000	58,302
Indofood Sukses Makmur Tbk PT	1,200,000	104,144
Indosat Tbk PT	512,000	272,272
International Nickel Indonesia Tbk PT	471,000	85,755
Kalbe Farma Tbk PT	2,472,500	92,701
Kawasan Industri Jababeka Tbk PT*	5,032,000	23,584
Lippo Karawaci Tbk PT*	3,056,000	224,691
Medco Energi Internasional Tbk PT*	461,000	81,900
Perusahaan Gas Negara PT	1,653,000	288,984
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT*	240,000	65,647
Semen Gresik Persero Tbk PT	670,000	258,371
Tambang Batubara Bukit Asam Tbk PT	164,500	106,009
Telekomunikasi Indonesia Tbk PT	1,169,000	747,134
Unilever Indonesia Tbk PT	259,000	187,607
United Tractors Tbk PT	617,500	258,206

		5,814,552

Israel — 2.9%
Alvarion Ltd.*	10,500	33,360
Bank Hapoalim BM*	127,870	274,225
Bank Leumi Le-Israel BM	106,395	222,536
Bezeq Israeli Telecommunication Corp. Ltd.	94,450	155,041
Cellcom Israel Ltd.	3,310	73,151
Check Point Software Technologies Ltd.*	19,545	371,159
Delek Group Ltd.	400	13,132
Discount Investment Corp.	2,400	18,421
Elbit Systems Ltd.	2,285	104,480
EZchip Semiconductor Ltd.*	6,400	101,248
Gazit Globe Ltd.	6,250	28,611
Harel Insurance Investments & Finances Ltd.	1,220	30,686
IDB Development Corp. Ltd.	2,300	18,762
Israel Chemicals Ltd.	58,855	409,819
Israel Corp. Ltd., (The)	320	72,565
Israel Discount Bank Ltd. (Class A Stock)	98,975	89,096
Koor Industries Ltd.*	1,020	10,802
Makhteshim-Agan Industries Ltd.	35,025	113,875
Mizrahi Tefahot Bank Ltd.	7,440	38,313
Nice Systems Ltd.*	5,835	128,225
Ormat Industries Ltd.	6,410	39,712
Osem Investment Ltd.	2,650	31,959
Partner Communications Co.	13,145	214,037
Shufersal Ltd.	14,320	48,150
Teva Pharmaceutical Industries Ltd., ADR	52,575	2,238,118

		4,879,483

Jordan — 0.7%
Arab Bank	36,120	772,599
Arab Potash Co.	3,083	152,899
Dar Al Dawa Development & Investment Co. Ltd.	10,200	54,112
Jordan Petroleum Refinery Co.	9,440	91,370
Jordanian Electric Power Co.	18,186	78,259
Middle East Complex For Engineering Electric and Heavy Industries PLC*	14,500	35,393
Tameer Jordan Holdings PSC*	20,600	21,508
United Arab Investors*	20,300	26,351

		1,232,491

Kenya — 0.8%
Bamburi Cement Co. Ltd.(g)	36,000	75,959
Barclays Bank of Kenya Ltd.	141,500	91,378
CMC Holdings Ltd.	230,000	47,059
East African Breweries Ltd.	100,000	184,143
Equity Bank Ltd.	31,500	70,895
Kenya Airways Ltd.(g)	328,600	119,758
Kenya Commercial Bank Ltd.	303,500	91,205
Kenya Electricity Generating Co. Ltd.	295,000	59,792
Kenya Oil Co. Ltd.(g)	385,420	325,291
Mumias Sugar Co. Ltd.	235,000	20,284
Safaricom Ltd.*	2,729,000	125,632
Standard Chartered Bank Kenya Ltd.	22,000	45,013

		1,256,409

Kuwait — 0.6%
Boubyan Petrochemicals Co.	47,500	62,692
Burgan Bank SAK	27,500	69,608
Commercial Bank of Kuwait SAK	35,000	149,340
Global Investment House KSCC	20,000	13,885

SEE NOTES TO FINANCIAL STATEMENTS.
A203

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Kuwait (cont’d.)
Kuwait Finance House	29,000	$142,614
Kuwait Investment Projects Co. Holdings	35,000	62,014
Mobile Telecommunications Co. KSC	65,000	197,433
National Bank of Kuwait	37,500	160,007
National Industries Group Holding	82,500	123,802
Sultan Center Food Products Co.	110,000	79,552

		1,060,947

Latvia — 0.1%
Grindeks*(g)	6,390	40,506
Latvian Shipping Co.*	35,821	46,397

		86,903

Lithuania — 0.1%
Lietuvos Dujos(g)	66,290	34,426
Lifosa PVA*	10,920	76,669
TEO LT AB	133,000	62,109
uingSanitas(g)	5,600	19,591
Ukio Bankas	45,600	13,585

		206,380

Malaysia — 2.9%
Alliance Financial Group Bhd	67,500	35,610
AMMB Holdings Bhd	91,800	65,836
Astro All Asia Networks PLC	58,300	37,342
Batu Kawan Bhd	70,200	160,834
Berjaya Corp. Bhd	188,300	32,829
Berjaya Sports Toto Bhd	99,500	137,811
British American Tobacco Malaysia Bhd	11,200	144,191
Bumiputra-Commerce Holdings Bhd	131,000	221,936
Bursa Malaysia Bhd	28,600	42,745
Dialog Group Bhd	130,700	30,207
Digi.Com Bhd	16,200	102,211
Gamuda Bhd	132,500	72,785
Genting Bhd	148,800	159,982
Hong Leong Bank Bhd	32,600	47,937
IGB Corp. Bhd	109,000	43,666
IJM Corp. Bhd	132,300	107,579
IOI Corp. Bhd	170,100	176,396
Kencana Petroleum Bhd*	103,600	39,480
KNM Group Bhd	430,000	50,793
Kuala Lumpur Kepong Bhd	41,400	106,966
Lafarge Malayan Cement Bhd	49,600	56,687
Malayan Banking Bhd	126,000	186,354
Malaysian Airline System Bhd	68,600	60,858
Malaysian Bulk Carriers Bhd	53,000	36,738
Malaysian Resources Corp. Bhd	123,000	25,248
MISC Bhd	35,300	87,419
MMC Corp. Bhd	115,800	34,972
Multi-Purpose Holdings Bhd	311,500	97,580
Parkson Holdings Bhd	98,900	114,440
Petra Perdana Bhd	48,400	17,566
Petronas Gas Bhd	20,300	57,601
PLUS Expressways Bhd	104,400	90,075
PPB Group Bhd	38,600	104,054
Public Bank Bhd	135,900	348,309
Resorts World Bhd	183,600	120,440
RHB Capital Bhd	41,000	46,289
SapuraCrest Petroleum Bhd	137,700	30,474
Sarawak Energy Bhd	79,500	53,430
Sime Darby Bhd	334,600	505,206
SP Setia Bhd	49,700	44,739
Ta Ann Holdings Bhd	26,600	27,728
Tanjong PLC	12,500	48,195
Telekom Malaysia Bhd	133,500	119,214
Tenaga Nasional Bhd	141,900	257,360
TM International Bhd*	61,300	64,427
UEM Land Holdings Bhd*	289,000	44,686
UMW Holdings Bhd	31,100	46,396
Wah Seong Corp. Bhd	99,600	28,751
WCT Berhad	62,200	27,462
WTK Holdings Bhd*	77,700	16,320
YTL Corp. Bhd	35,900	73,352
YTL Power International Bhd	156,258	85,963
Zelan Bhd	72,800	18,631

		4,794,100

Mauritius — 0.7%
Mauritius Commercial Bank	110,000	412,283
Mauritius Development Invest Trust(g)	300,000	37,795
Naiade Resorts Ltd.	15,400	13,048
New Mauritius Hotels Ltd.(g)	160,037	403,243
Rogers & Co. Ltd.(g)	7,500	62,598
State Bank of Mauritius Ltd.	83,000	133,323
Sun Resorts Ltd. (Class A Stock)(g)	50,000	66,142

		1,128,432

Mexico — 6.1%
Alfa SAB de CV (Class A Stock)	61,800	131,646
America Movil SAB de CV (Class L Stock)	1,602,900	2,459,589
Axtel SAB de CV*	34,700	18,417
Banco Compartamos SA de CV	69,300	125,104
Carso Global Telecom SAB de CV*	33,700	131,164
Carso Infraestructura y Construccion SAB de CV*	95,700	48,995
Cemex SAB de CV*	1,501,300	1,359,447
Coca-Cola Femsa SAB de CV (Class L Stock)	37,600	163,965
Consorcio ARA SAB de CV	59,500	22,557
Controladora Comercial Mexicana SAB de CV	22,400	4,772
Corp. GEO SAB de CV (Class B Stock)*	61,800	69,616
Desarrolladora Homex SAB de CV*	22,600	85,024
Empresas ICA SAB de CV*	152,400	251,460
Fomento Economico Mexicano SAB de CV	144,000	430,487

SEE NOTES TO FINANCIAL STATEMENTS.
A204

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Mexico (cont’d.)
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	15,500	$35,178
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	11,500	42,883
Grupo Bimbo SAB de CV (Class A Stock)	31,800	133,873
Grupo Carso SAB de CV (Class A Stock)	94,500	249,070
Grupo Elektra SAB de CV (Class A Stock)	6,300	268,404
Grupo Financiero Banorte SAB de CV (Class O Stock)	317,100	572,445
Grupo Financiero Inbursa SAB de CV (Class O Stock)	150,500	353,197
Grupo Mexico SAB de CV (Class B Stock)	701,791	451,019
Grupo Modelo SAB de CV (Class C Stock)	59,000	187,457
Grupo Simec SAB de CV (Class B Stock)*	6,000	9,878
Grupo Televisa SA	94,000	277,618
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*	125,500	83,374
Industrias CH SAB de CV (Class B Stock)*	43,200	108,870
Industrias Penoles SAB de CV	21,500	263,927
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	52,800	175,384
Mexichem SAB de CV	100,200	90,154
Organizacion Soriana SAB de CV (Class B Stock)*	19,200	39,583
Promotora y Operadora de Infraestructura SAB de CV*	27,800	36,937
Telefonos de Mexico SAB de CV	569,200	589,813
Telmex Internacional SAB de CV (Class L Stock)	503,000	282,945
TV Azteca SAB de CV	104,200	41,384
Urbi Desarrollos Urbanos SAB de CV*	19,600	26,749
Wal-Mart de Mexico SAB de CV (Class V Stock)	174,500	466,224

		10,088,609

Morocco — 1.5%
Attijariwafa Bank	10,200	324,752
Banque Centrale Populaire	310	91,992
Banque Marocaine du Commerce et de I’ Industrie	425	48,345
Banque Marocaine du Commerce Exterieur	5,830	196,792
Ciments du Maroc	875	216,378
Compagnie Generale Immobiliere	540	150,228
Cosumar	750	109,426
Credit Immobilier et Hotelier	1,561	81,836
Douja Promotion Groupe Addoha SA	11,500	146,955
Holcim Maroc SA(g)	565	133,291
Lafarge Ciments	680	114,262
Maroc Telecom	22,494	430,817
ONA SA	1,650	285,619
Samir	500	35,795
Societe Nationale d’Investissement	473	96,381

		2,462,869

Nigeria — 0.9%
Access Bank PLC	1,574,800	79,698
Afribank Nigeria PLC	473,732	32,588
Ashaka Cement PLC*	474,718	57,802
Dangote Sugar Refinery PLC	356,300	39,532
Diamond Bank PLC	468,600	25,023
Ecobank Transnational, Inc.	609,467	177,125
First Bank of Nigeria PLC	1,063,500	160,705
First City Monument Bank PLC	451,000	19,370
Flour Mills Nigeria PLC	95,700	21,914
Guaranty Trust Bank PLC	653,327	60,329
Guinness Nigeria PLC(g)	133,500	95,084
Intercontinental Bank PLC(g)	800,900	74,185
Lafarge Cement WAPCO Nigeria PLC	112,000	20,444
Mobil Nigeria PLC(g)	31,000	73,492
Oando PLC	340,200	194,330
Oceanic Bank International PLC	564,700	48,709
UAC of Nigeria PLC*	201,400	49,882
Unilever Nigeria PLC*	349,300	25,954
Union Bank Nigeria PLC	989,490	107,661
United Bank for Africa PLC	620,000	58,361
Zenith Bank Ltd.	502,500	79,134

		1,501,322

Oman — 0.6%
Al Maha Petroleum Products
Marketing Co. LLC	3,000	94,273
Bank Dhofar SAOG	76,829	73,826
Dhofar International Development	37,400	33,024
National Bank of Oman Ltd.	56,037	53,119
Oman Cables Industry	26,280	61,153
Oman Cement Co.	36,544	28,567
Oman Flour Mills	64,400	34,286
Oman International Bank	170,900	97,644
Oman Telecommunications Co.	64,917	267,727
Ominvest(g)	49,000	62,356
Raysut Cement Co.	22,338	63,989
Renaissance Services SAOG	29,070	46,808

		916,772

Pakistan — 0.7%
Adamjee Insurance Co. Ltd.(g)	48,500	62,423
Arif Habib Securities Ltd.	43,750	23,293
Azgard Nine Ltd.(g)	367,500	75,613
Bank Alfalah Ltd.(g)	209,500	44,296
EFU General Insurance Ltd.(g)	14,500	19,401
Fauji Fertilizer Co. Ltd.	42,500	31,639
HUB Power Co.(g)	580,500	103,371

SEE NOTES TO FINANCIAL STATEMENTS.
A205

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Pakistan (cont’d.)
Lucky Cement Ltd.*(g)	94,500	$37,346
MCB Bank Ltd.	127,800	203,204
National Bank of Pakistan	38,500	24,484
Nishat Mills Ltd.	65,000	18,566
Oil & Gas Development Co. Ltd.(g)	183,000	115,617
Pakistan Oilfields Ltd.(g)	55,800	72,318
Pakistan Petroleum Ltd.(g)	62,150	79,209
Pakistan State Oil Co. Ltd.	13,000	23,754
Pakistan Telecommunication Co. Ltd.*(g)	506,000	108,459
SUI Southern Gas Co. Ltd.(g)	205,000	27,237
United Bank Ltd.(g)	108,800	50,753

		1,120,983

Peru — 1.7%
Alicorp SA(g)	386,900	176,228
Cia de Minas Buenaventura
SA, ADR	21,670	431,666
Cia Minera Milpo SA	103,752	222,739
Credicorp Ltd.	10,850	542,066
Edegel SA	468,930	159,820
Enersur SA	37,500	148,710
Ferreyros SA(g)	311,467	223,220
Grana y Montero SA	41,719	26,577
Minsur SA	82,000	94,028
Sociedad Minera Cerro Verde SA	3,840	35,520
Sociedad Minera el Brocal SA	15,900	71,410
Southern Cooper Corp.	32,890	528,213
Volcan Cia Minera SA (Class B Stock)	237,399	72,592

		2,732,789

Philippines — 1.6%
Aboitiz Equity Ventures, Inc.(g)	2,871,000	340,590
Alliance Global Group, Inc.*	1,648,000	61,802
Atlas Consolidated Mining & Development*	351,000	20,780
Ayala Corp.	19,500	88,127
Ayala Land, Inc.	605,600	84,244
Banco de Oro Unibank, Inc.	168,100	86,848
Bank of the Philippine Islands	318,280	265,895
Globe Telecom, Inc.	6,250	101,906
Holcim Philippines, Inc.	800,000	32,555
International Container Term Services, Inc.	137,000	37,782
Jollibee Foods Corp.	200,100	178,585
Manila Electric Co.	91,300	114,245
Metropolitan Bank & Trust	138,500	69,440
Philex Mining Corp.*	725,000	76,949
Philippine Long Distance Telephone Co.	12,650	578,134
PNOC Energy Development Corp.	1,844,000	76,863
San Miguel Corp. (Class B Stock)	170,000	155,319
SM Investments Corp.	20,840	85,829
SM Prime Holdings, Inc.	371,000	60,104
Universal Robina Corp.	463,000	57,354

		2,573,351

Poland — 2.9%
Agora SA	10,500	57,408
AmRest Holdings NV*	9,300	150,658
Asseco Poland SA	15,100	241,559
Bank Handlowy w Warszawie SA	1,700	27,540
Bank Millennium SA	18,600	18,079
Bank Pekao SA	12,500	532,400
Bank Zachodni WBK SA	3,200	119,663
Bioton SA*	350,900	23,685
BRE Bank SA*	1,300	86,213
Budimex SA*	2,000	34,492
Cersanit Krasnystaw SA*	13,400	62,319
Ciech SA	1,800	14,288
Cinema City International NV*	5,700	29,625
Cyfrowy Polsat SA	22,600	102,970
Elektrobudowa SA	700	36,855
Eurocash SA	11,900	40,162
Getin Holding SA*	50,800	85,210
Globe Trade Centre SA*	18,000	92,217
Grupa Lotos SA*	24,700	99,617
Ing Bank Slaski SA	300	43,537
KGHM Polska Miedz SA	14,200	134,763
LPP SA*	200	76,949
Mostostal Zabrze SA*	66,400	67,229
Mostostal-Warszawa SA*	2,500	41,512
Multimedia Polska SA	18,000	41,309
Netia SA*	117,200	94,931
Orbis SA	6,700	73,603
PBG SA*	1,600	105,839
Polimex Mostostal SA	118,700	122,185
Polnord SA*	1,500	14,828
Polska Grupa Farmaceutyczna SA*	5,300	48,886
Polski Koncern Naftowy Orlen SA	42,200	366,455
Polskie Gornictwo Naftowe I Gazownictwo SA	132,500	160,985
Powszechna Kasa Oszczednosci Bank Polski SA	53,700	643,385
Telekomunikacja Polska SA	113,900	738,063
TVN SA	29,100	132,192
Zaklad Przetworstwa Hutniczego Stalprodukt SA	600	59,757
Zaklady Azotowe Pulawy SA	1,000	17,955

		4,839,323

Romania — 0.7%
Antibiotice IASI	128,000	15,882
Banca Transilvania*(g)	361,900	190,474
Biofarm Bucuresti*	1,984,800	53,360
BRD-Groupe Societe Generale	182,600	519,233
Impact Developer & Contractor SA*	2,249,300	24,344
Rompetrol Rafinare SA*	2,840,000	18,109
SNP Petrom SA	5,224,700	325,947
Transelectrica SA	25,000	94,785

		1,242,134

SEE NOTES TO FINANCIAL STATEMENTS.
A206

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Russia — 6.0%
Aeroflot – Russian International Airlines	67,000	$60,113
AvtoVAZ	220,000	52,470
Central Telecommunication Co.	97,750	12,708
Comstar United Telesystems OJSC, GDR	72,300	285,585
CTC Media, Inc.*	20,500	98,400
Evraz Group SA, GDR(g)	2,500	21,500
Gazprom OAO, ADR (XLON)	128,670	1,833,547
Gazprom OAO, ADR (XNYS)	66,400	946,200
Gazpromneft OAO, ADR	2,200	21,890
Irkutskenergo OJSC	284,000	70,313
Kamaz*	63,900	46,405
Lebedyansky JSC*(g)	900	52,968
LUKOIL, ADR (CHIX)	20,900	669,845
LUKOIL, ADR (OTC)	10,100	334,310
Magnitogorsk Iron & Steel Works, GDR	3,700	9,620
Mechel OAO, ADR	5,900	23,010
MMC Norilsk Nickel, ADR	67,500	425,250
Mobile Telesystems OJSC	53,970	206,705
Mosenergo OAO*	3,650,000	127,750
Mosenergo OAO, ADR*	3,800	19,000
North-West Telecom	56,500	11,456
NovaTek OAO (Class S Stock)	103,600	164,556
NovaTek OAO, GDR	2,700	51,705
Novolipetsk Steel OJSC, GDR	5,800	59,160
OGK-3 OJSC	684,200	8,204
OGK-4 OJSC*	6,000,000	74,700
PIK Group, GDR*	11,400	11,001
Raspadskaya (Class S Stock)	17,500	17,157
RBC Information Systems*	28,600	15,186
Rosneft Oil Co., GDR	143,000	536,250
Rostelecom, ADR	9,300	515,964
Sberbank (Class S Stock)	1,160,070	858,452
Sberbank (PRFC Shares)	186,000	65,100
Sberbank, GDR	2,720	219,504
Seventh Continent*	5,600	34,861
Severstal	10,500	29,129
Severstal-Avto	4,400	17,650
Sibirtelecom	726,250	7,684
Sistema JSFC	385,250	56,231
Surgutneftegaz (PRFC Shares)	638,300	127,417
Surgutneftegaz, ADR (OTC)	87,000	464,701
Surgutneftegaz, ADR (XLON)	20,000	102,000
Tatneft, GDR	5,000	175,000
TGK-5*	90,278,000	11,736
TMK OAO, GDR	1,900	7,410
Transneft (PRFC Shares)	50	11,500
Uralsvyazinform	1,400,000	13,580
Vimpel-Communications, ADR	59,820	428,311
VolgaTelecom	14,300	7,546
VTB Bank OJSC(g)	69,000,000	75,210
VTB Bank OJSC, GDR	90,000	195,300
X 5 Retail Group NV, GDR*	24,900	214,140

		9,905,390

Slovenia — 0.7%
Gorenje Velenje	5,400	78,891
Istrabenz	1,400	45,810
Krka dd Novo mesto	6,340	425,399
Luka Koper	4,040	117,763
Mercator Poslovni Sistem	430	94,488
Petrol	144	53,809
SAVA	240	84,474
Telekom Slovenije dd	1,570	258,829

		1,159,463

South Africa — 6.5%
ABSA Group Ltd.	11,100	129,850
Adcock Ingram Holdings Ltd.*	18,000	75,933
Aeci Ltd.	8,200	45,235
African Bank Investments Ltd.	62,500	173,743
African Rainbow Minerals Ltd.	1,900	22,812
Allied Electronics Corp. Ltd.	13,200	32,040
Allied Electronics Corp. Ltd. (PRFC Shares)	51,800	123,267
Anglo Platinum Ltd.	3,200	179,158
AngloGold Ashanti Ltd.	9,358	255,080
ArcelorMittal South Africa Ltd.	10,981	105,059
Aspen Pharmacare Holdings Ltd.*	28,490	103,544
Aveng Ltd.	40,100	133,247
AVI Ltd.	33,700	76,695
Barloworld Ltd.	21,900	98,994
Bidvest Group Ltd.	49,200	558,522
British American Tobacco PLC*	7,512	199,285
DataTec Ltd.*	24,000	42,574
Discovery Holdings Ltd.	20,000	55,857
Exxaro Resources Ltd.	4,000	31,109
FirstRand Ltd.	191,000	332,830
Foschini Ltd.	13,800	71,650
Gold Fields Ltd.	26,600	264,418
Grindrod Ltd.	19,400	32,106
Group Five Ltd.	11,200	43,007
Growthpoint Properties Ltd.	62,100	100,757
Harmony Gold Mining Co. Ltd.*	13,200	139,496
Impala Platinum Holdings Ltd.	32,300	471,660
Imperial Holdings Ltd.	6,300	40,573
Investec Ltd.	8,800	39,969
Kumba Iron Ore Ltd.	7,300	127,926
Liberty Holdings Ltd.	6,600	44,590
Massmart Holdings Ltd.	11,500	105,185
Medi-Clinic Corp. Ltd.	25,400	55,910
Metorex Ltd.*	21,200	4,953
Mr. Price Group Ltd.	34,700	92,896
MTN Group Ltd.	155,300	1,822,612
Murray & Roberts Holdings Ltd.	29,700	154,202
Mvelaphanda Resources Ltd.*	8,200	20,400
Nampak Ltd.	30,100	42,977
Naspers Ltd. (Class N Stock)	24,300	436,979
Nedbank Group Ltd.	10,585	109,342
SEE NOTES TO FINANCIAL STATEMENTS.
A207

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

South Africa (cont’d.)
Netcare Ltd.*	198,000	$179,903
New Clicks Holdings Ltd.	35,800	65,830
Northam Platinum Ltd.	7,500	16,712
Pangbourne Properties Ltd.	68,000	108,491
Pick’nPay Holdings Ltd.	44,800	71,961
Pick’nPay Stores Ltd.	16,900	65,827
Pretoria Portland Cement Co. Ltd.	10,007	33,934
Raubex Group Ltd.	12,300	28,871
Reinet Investments SCA*	11,784	12,364
Remgro Ltd.	18,500	152,963
Reunert Ltd.	18,900	103,648
RMB Holdings Ltd.	44,200	122,871
Sanlam Ltd.	83,400	153,359
Santam Ltd.	6,300	54,039
Sappi Ltd.	26,620	108,265
Sasol Ltd.	24,900	754,191
Shoprite Holdings Ltd.	16,300	93,445
Spar Group Ltd. (The)	15,400	94,949
Standard Bank Group Ltd.	57,800	518,918
Steinhoff International Holdings Ltd.	134,800	182,990
Sun International Ltd.	4,600	46,448
Telkom SA Ltd.	22,400	277,426
Tiger Brands Ltd.	12,300	190,840
Truworths International Ltd.	30,100	111,023
Wilson Bayly Holmes-Ovcon Ltd.	7,400	86,055
Woolworths Holdings Ltd.	41,600	57,192

		10,688,957

South Korea — 6.3%
Amorepacific Corp.*	100	52,295
Asiana Airlines*	10,280	28,881
Cheil Industries, Inc.*	800	25,996
CJ CheilJedang Corp.	250	36,260
Daegu Bank*	4,050	22,032
Daelim Industrial Co. Ltd.*	500	18,284
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	5,450	68,702
DC Chemical Co. Ltd.*	710	127,377
Dongkuk Steel Mill Co. Ltd.*	1,410	31,106
Doosan Corp.*	380	29,917
Doosan Heavy Industries and Construction Co. Ltd.*	2,280	117,499
Doosan Infracore Co. Ltd.*	1,950	23,276
GS Holdings Corp.*	1,600	35,016
Hana Financial Group, Inc.	9,730	154,995
Hanarotelecom, Inc.*	9,070	40,979
Hanjin Heavy Industries & Construction Co. Ltd.*	1,131	26,551
Hanjin Shipping Co. Ltd.*	6,170	91,387
Hankook Tire Co. Ltd.	4,260	52,609
Hanmi Pharm Co. Ltd.*	1,229	107,392
Hanwha Chem Corp.*	12,780	62,510
Hanwha Corp.*	1,430	22,442
Hite Brewery Co. Ltd.*	248	32,581
Hite Holdings Co. Ltd.*	307	4,085
Honam Petrochemical Corp.*	680	28,549
Hynix Semiconductor, Inc.*	4,300	23,568
Hyosung Corp.*	1,020	31,872
Hyundai Department Store Co. Ltd.*	640	32,752
Hyundai Development Co.*	1,030	27,270
Hyundai Engineering & Construction Co. Ltd.*	2,750	127,693
Hyundai Heavy Industries*	1,330	217,445
Hyundai Marine & Fire Insurance Co. Ltd.	7,630	87,955
Hyundai Merchant Marine Co. Ltd.*	330	9,833
Hyundai Mipo Dockyard*	300	33,183
Hyundai Mobis*	3,100	158,107
Hyundai Motor Co.*	6,830	218,541
Hyundai Motor Co. (PRFC Shares)*	1,800	19,877
Hyundai Securities Co.	4,370	34,601
Hyundai Steel Co.*	3,420	105,471
Kangwon Land, Inc.*	10,030	110,917
KB Financial Group, Inc.*	7,250	193,978
KCC Corp.	150	35,035
Kia Motors Corp.*	5,630	29,934
Korea Electric Power Corp.*	11,970	279,073
Korea Exchange Bank*	15,660	80,637
Korea Express Co. Ltd.*	2,340	166,515
Korea Gas Corp.*	3,100	143,582
Korea Investment Holdings Co. Ltd.	1,190	23,192
Korea Line Corp.*	320	17,347
Korea Zinc Co. Ltd.*	540	32,208
Korean Air Lines Co. Ltd.*	1,200	36,988
KT Corp.*	11,650	347,495
KT Freetel Co. Ltd.*	2,330	58,381
KT&G Corp.*	4,430	280,213
LG Chem Ltd.*	2,780	160,030
LG Corp.*	3,480	120,855
LG Dacom Corp.*	3,630	58,251
LG Display Co. Ltd.	5,550	92,500
LG Electronics, Inc.*	2,690	163,345
LG Household & Health Care Ltd.*	310	47,243
LG Telecom Ltd.*	7,120	56,668
Lotte Shopping Co. Ltd.*	660	112,054
LS Corp.*	700	43,448
Macquarie Korea Infrastructure Fund	10,326	39,513
MegaStudy Co. Ltd.*	180	26,648
Mirae Asset Securities Co. Ltd.	2,000	119,683
NHN Corp.*	1,550	163,857
POSCO	3,300	1,002,116
Pusan Bank*	4,000	18,972
S-Oil Corp.	3,030	149,746
Samsung C&T Corp.*	4,660	150,602
Samsung Card Co.*	1,120	33,316
Samsung Electro-Mechanics Co. Ltd.*	1,240	33,388
Samsung Electronics Co. Ltd.	3,320	1,210,440
Samsung Electronics Co. Ltd. (PRFC Shares)	770	160,004
Samsung Engineering Co. Ltd.*	760	27,019

SEE NOTES TO FINANCIAL STATEMENTS.
A208

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

South Korea (cont’d.)
Samsung Fine Chemicals Co. Ltd.	1,050	$32,737
Samsung Fire & Marine Insurance Co. Ltd.	1,810	275,047
Samsung Heavy Industries Co. Ltd.*	6,030	111,971
Samsung SDI Co. Ltd.	850	37,797
Samsung Securities Co. Ltd.	3,150	158,924
Samsung Techwin Co. Ltd.*	1,100	25,488
Shinhan Financial Group Co. Ltd.*	18,500	440,195
Shinsegae Co. Ltd.*	290	112,668
SK Chemicals Co. Ltd.*	1,320	29,116
SK Energy Co. Ltd.*	3,240	199,259
SK Holdings Co. Ltd.*	1,710	131,453
SK Telecom Co. Ltd.	2,900	482,029
STX Pan Ocean Co. Ltd.*	2,800	17,726
STX Shipbuilding Co. Ltd.*	2,000	20,716
Woongjin Coway Co. Ltd.*	2,060	44,177
Woori Finance Holdings Co. Ltd.*	13,390	69,633
Woori Investment & Securities Co. Ltd.	2,980	30,546
Yuhan Corp.*	304	53,461

		10,467,025

Taiwan — 6.3%
Acer, Inc.	107,465	140,581
Advanced Semiconductor Engineering, Inc.	240,768	87,063
Ambassador Hotel (The)	38,000	39,490
Asia Cement Corp.	150,520	131,440
Asustek Computer, Inc.	178,758	201,727
AU Optronics Corp.	290,749	220,412
Catcher Technology Co. Ltd.	19,800	33,075
Cathay Financial Holding Co. Ltd.	240,450	270,906
Chang Hwa Commercial Bank	128,000	50,381
Cheng Shin Rubber Industry Co. Ltd.	39,100	33,824
Chi Mei Optoelectronics Corp.	114,800	37,988
China Development Financial Holding Corp.	602,700	134,508
China Petrochemical Development Corp.*	112,360	21,486
China Steel Corp.	452,270	320,125
Chinatrust Financial Holding Co. Ltd.	457,023	195,603
Chong Hong Construction Co.	20,400	16,813
Chunghwa Picture Tubes Ltd.	198,000	20,299
Chunghwa Telecom Co. Ltd.	513,130	826,551
Compal Electronics, Inc.	204,015	107,863
Delta Electronics, Inc.	39,440	76,766
E.Sun Financial Holding Co. Ltd.	102,960	27,660
Epistar Corp.	23,230	21,110
Evergreen Marine Corp. Taiwan Ltd.	315,000	149,027
Everlight Electronics Co. Ltd.	18,360	24,350
Far Eastern Department Stores Co. Ltd.	160,000	91,297
Far Eastern Textile Co. Ltd.	163,200	105,049
Far EasTone Telecommunications Co. Ltd.	120,000	136,746
Feng Hsin Iron & Steel Co.	22,660	22,166
First Financial Holding Co. Ltd.	255,024	136,228
Formosa Chemicals & Fibre Corp.	168,000	205,882
Formosa International Hotels Corp.	4,400	44,058
Formosa Petrochemical Corp.	89,000	184,711
Formosa Plastics Corp.	227,000	302,821
Foxconn Technology Co. Ltd.	47,300	112,011
Fubon Financial Holding Co. Ltd.	272,000	199,619
Giant Manufacturing Co. Ltd.	26,250	58,621
Goldsun Development & Construction Co. Ltd.	79,800	22,835
Great Wall Enterprise Co.	46,171	35,759
HannStar Display Corp.	147,274	19,351
High Tech Computer Corp.	24,000	240,908
Hon Hai Precision Industry Co. Ltd.	220,800	435,365
Hotai Motor Co. Ltd.	82,000	126,607
Hua Nan Financial Holdings Co. Ltd.	128,140	72,657
InnoLux Display Corp.	127,600	95,015
Inventec Co. Ltd.	108,150	30,645
KGI Securities Co. Ltd.	69,000	22,485
Largan Precision Co. Ltd.	5,100	31,819
Lite-On Technology Corp.	57,285	37,698
Macronix International	124,229	33,022
MediaTek, Inc.	41,200	278,657
Mega Financial Holding Co. Ltd.	426,000	150,250
Mitac International	1	—
Motech Industries, Inc.	8,397	19,932
Nan Kang Rubber Tire Co. Ltd.	50,700	21,472
Nan Ya Plastics Corp.	196,000	212,120
Novatek Microelectronics Corp. Ltd.	17,162	16,391
Oriental Union Chemical Corp.	52,020	22,027
Polaris Securities Co. Ltd.	88,400	31,513
POU Chen Corp.	293,696	131,984
Powerchip Semiconductor Corp.*	742,000	89,004
Powertech Technology, Inc.	17,600	29,530
President Chain Store Corp.	33,000	79,256
Qisda Corp.	500	100
Quanta Computer, Inc.	135,960	144,247
Realtek Semiconductor Corp.	22,440	21,790
Richtek Technology Corp.	8,800	35,348
Ruentex Industries Ltd.	62,000	35,631
Sanyang Industrial Co. Ltd.	101,871	19,267
Shin Kong Financial Holding Co. Ltd.	76,649	21,009
Siliconware Precision Industries Co.	136,350	118,730
Sino-American Silicon Products, Inc.	10,875	22,497
SinoPac Financial Holdings Co. Ltd.	508,000	112,197
Synnex Technology International Corp.	26,400	27,531
Taishin Financial Holdings Co. Ltd.	123,000	21,838

SEE NOTES TO FINANCIAL STATEMENTS.
A209

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Taiwan (cont’d.)
Taiwan Business Bank*	190,000	$41,086
Taiwan Cement Corp.	175,740	145,236
Taiwan Cooperative Bank	271,300	138,216
Taiwan Fertilizer Co. Ltd.	55,000	88,109
Taiwan Glass Industrial Corp.	59,400	34,004
Taiwan Mobile Co. Ltd.	236,000	351,175
Taiwan Semiconductor Manufacturing Co. Ltd.	679,860	927,655
Taiwan TEA Corp.*	225,000	83,736
Tatung Co. Ltd.*	113,000	21,152
Tripod Technology Corp.	20,140	19,879
TSRC Corp.	41,000	30,823
Tung Ho Steel Enterprise Corp.	32,000	20,808
U-Ming Marine Transport Corp.	74,000	89,335
Uni-President Enterprises Corp.	370,650	328,146
Unimicron Technology Corp.	61,610	25,733
United Microelectronics Corp.	310,280	70,222
Walsin Lihwa Corp.	131,000	25,628
Wan Hai Lines Ltd.	77,700	33,772
Wistron Corp.	38,818	29,662
Yang Ming Marine Transport Corp.	86,898	26,944
Yuanta Financial Holding Co. Ltd.	435,000	198,059
Yulon Motor Co. Ltd.	53,053	22,953
Zinwell Corp.	20,074	22,402

		10,429,479

Thailand — 3.2%
Advanced Info Service PCL	249,100	572,385
Airports of Thailand PCL	43,000	22,475
Asian Property Development PCL	383,100	26,216
Bangkok Bank PCL	177,900	358,799
Bangkok Dusit Medical Service PCL	90,000	47,131
Bangkok Expressway PCL	103,700	51,970
Bank of Ayudhya PCL	352,900	93,413
Banpu PCL	35,700	238,322
BEC World PCL	275,800	157,011
Bumrungrad Hospital PCL	85,500	52,116
Central Pattana PCL	234,500	68,772
CH. Karnchang PCL	898,100	93,477
Charoen Pokphand Foods PCL	1,459,500	122,115
CP ALL PCL	732,600	260,078
Electricity Generating PCL	29,700	63,222
Glow Energy PCL	58,100	37,861
Hana Microelectronics PCL	140,200	40,796
IRPC PCL	889,100	55,528
Kasikornbank PCL	182,500	238,909
Khon Kaen Sugar Industry PCL	142,200	24,479
Krung Thai Bank PCL	826,500	90,302
Land & Houses PCL	709,300	77,873
Major Cineplex Group PCL	113,300	22,917
Minor International PCL	615,960	137,918
Precious Shipping PCL	82,800	26,350
PTT Aromatics & Refining PCL	55,400	15,830
PTT Chemical PCL	81,200	74,126
PTT Exploration & Production PCL	98,100	305,076
PTT PCL	100,800	512,279
Ratchaburi Electricity Generating Holding PCL	154,700	190,150
Regional Container Lines PCL	94,300	16,913
Siam Cement PCL (The)	98,100	303,460
Siam City Cement PCL	8,100	31,526
Siam Commercial Bank PCL	174,100	243,766
Sino Thai Engineering & Construction PCL*	1,315,000	90,742
Thai Beverage PCL	1,574,000	213,320
Thai Oil PCL	144,000	97,711
Thai Union Frozen Products PCL	155,700	86,962
Thoresen Thai Agencies PCL	219,200	105,882
Total Access Communication PCL	72,000	63,360
True Corp. PCL*	383,800	19,982

		5,351,520

Turkey — 3.0%
Akbank TAS	80,700	249,916
Akenerji Elektrik Uretim A/S*	7,400	29,245
Aksigorta A/S	12,500	23,162
Anadolu Efes Biracilik Ve Malt Sanayii A/S	54,800	365,688
Arcelik A/S	14,300	19,085
Asya Katilim Bankasi A/S*	137,900	103,637
Aygaz A/S*	19,984	26,024
BIM Birlesik Magazalar A/S	8,600	179,689
Cimsa Cimento Sanayi VE Tica	35,400	70,181
Dogan Sirketler Grubu Holdings*	120,200	80,211
Dogan Yayin Holding*	30,600	13,085
Enka Insaat ve Sanayi A/S	64,133	218,140
Eregli Demir ve Celik Fabrikalari TAS	160,575	428,617
Ford Otomotiv Sanayi A/S	8,300	23,445
GSD Holding*	160,000	39,391
Haci Omer Sabanci Holding A/S	69,100	156,689
Hurriyet Gazetecilik A/S*	40,209	16,933
Ihlas Holding*	83,900	11,959
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)*	62,600	20,279
KOC Holding A/S*	140,110	237,828
Petkim Petrokimya Holding A/S*	44,200	132,299
Petrol Ofisi A/S*	—	1
Sekerbank TAS	24,500	17,302
Tofas Turk Otomobil Fabrikasi A/S	16,800	12,517
Trakya Cam Sanayi A/S*	47,152	28,105
Tupras Turkiye Petrol Rafine	27,100	284,432
Turcas Petrolculuk A/S	11,960	19,836
Turk Hava Yollari AO*	9,600	35,452
Turk Sise ve Cam Fabrikalari A/S*	236,000	166,660
Turkcell Iletisim Hizmet A/S	128,100	726,191
Turkcell Iletisim Hizmet A/S, ADR	5,100	71,502
Turkiye Garanti Bankasi A/S*	252,900	426,006
Turkiye Halk Bankasi A/S	44,000	131,131
Turkiye Is Bankasi	88,900	236,145
Turkiye Vakiflar Bankasi Tao	85,900	65,114
Yapi Kredi Sigorta A/S	5,600	16,036

SEE NOTES TO FINANCIAL STATEMENTS.
A210

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Turkey (cont’d.)
Yapi ve Kredi Bankasi A/S*	134,149	$182,515
Yazicilar Holding A/S	10,600	33,651

		4,898,099

United Arab Emirates — 1.3%
Aabar Investments PJSC	123,500	59,849
Abu Dhabi Commercial Bank	139,100	67,409
Abu Dhabi National Hotels	93,000	76,465
Air Arabia*	978,600	237,120
Aldar Properties PJSC	223,100	241,137
Amlak Finance PJSC*	67,000	18,606
Dana Gas PJSC*	1,388,900	223,098
DP World Ltd.	1,189,800	464,022
Dubai Financial Market	64,000	21,780
Dubai Investments*	94,000	25,848
Dubai Islamic Bank	122,600	55,408
Emaar Properties PJSC	359,600	221,259
Emirates NBD PJSC	98,000	81,376
First Gulf Bank PJSC	35,400	88,186
Gulf Cement Co.	83,500	51,377
National Bank of Abu Dhabi PJSC	28,000	67,541
Sorouh Real Estate Co.	92,100	79,236
Tabreed*	724,300	102,540
Tamweel PJSC*	68,700	18,517
Union Properties*	135,600	26,581

		2,227,355

United States — 1.2%
iShares MSCI Emerging Markets Index Fund	76,300	1,905,211

TOTAL COMMON STOCKS
(cost $271,266,569)		153,028,596

INVESTMENT FUNDS — 1.0%
Saudi Arabia — 0.6%
Saudi Arabia Investment Fund Ltd. (The)	31,187	1,029,171

Vietnam — 0.4%
Dragon Capital – Vietnam Enterprise
Investments Ltd.
(Class R Stock)*(g)	271,969	606,491

TOTAL INVESTMENT FUNDS
(cost $3,238,013)		1,635,662

WARRANTS* — 5.7%
India — 3.9%
Aban Offshore Ltd., expiring 04/25/12	900	12,416
ACC Ltd., expiring 07/12/11	3,800	37,485
Adani Enterprises Ltd., expiring 09/06/11	3,200	19,864
Aditya Birla Nuvo Ltd., expiring 6/28/10	1,900	22,410
Ambuja Cements Ltd., expiring 06/23/10	70,000	100,740
Amtek Auto Ltd., expiring 06/08/09	30,090	41,449
Asian Paints Ltd., expiring 08/17/10	2,700	49,643
Axis Bank Ltd., expiring 04/21/10	6,020	62,420
Bank of Baroda, expiring 02/03/11	18,000	103,544
Bank of India, expiring 05/02/11	9,700	57,201
Bharat Forge Ltd., expiring 05/23/11	11,000	18,949
Bharat Heavy Electricals Ltd., expiring 09/01/10	9,520	266,501
Bharti Airtel Ltd., expiring 09/01/10	9,540	140,234
Bharti Airtel Ltd., expiring 06/29/12	11,500	169,045
Bharti Airtel Ltd., expiring 06/29/12	21,600	323,900
Biocon Ltd., expiring 05/31/10	11,400	27,292
Bosch Ltd., expiring 10/04/12	800	52,115
Cairn India Ltd., expiring 12/27/11	17,080	60,372
Cipla Ltd., expiring 08/16/11	20,810	79,777
Colgate Palmolive India Ltd., expiring 10/25/12	7,200	60,055
Container Corp of India, expiring 02/16/10	3,400	43,095
Corp. For Financing & Promoting Technology, expiring 04/01/10	133,530	381,885
Crompton Greaves Ltd., expiring 07/27/10	13,400	37,192
Dabur India Ltd., expiring 06/15/11	26,400	45,559
DLF Ltd., expiring 06/21/12	18,030	104,513
Dr Reddys Laboratories Ltd., expiring 01/03/11	15,800	152,125
Essar Oil Ltd., expiring 07/20/12	53,050	94,482
Glenmark Pharmaceuticals Ltd., expiring 02/11/09	14,090	85,712
HCL Technologies Ltd., expiring 09/01/10	9,300	22,030
Hero Honda Motors Ltd., expiring 05/02/11	3,600	59,438
Hindustan Unilever Ltd., expiring 12/30/10	73,740	379,191
Housing Development & Infrastructure Ltd., expiring 07/24/12	5,657	15,109
Housing Development Finance Corp., expiring 01/18/11	12,500	381,715
Idea Cellular Ltd., expiring 03/05/12	120,260	130,080
Indiabulls Financial Services Ltd., expiring 09/24/09	5,200	14,208
Indiabulls Real Estate Ltd., expiring 01/08/13	4,100	11,068
Indian Hotels Co. Ltd., expiring 06/29/12	33,000	30,610
Infrastructure Development Finance Co. Ltd., expiring 08/12/10	88,970	122,100
Jaiprakash Associates Ltd., expiring 07/01/10	51,670	88,054

SEE NOTES TO FINANCIAL STATEMENTS.
A211

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

WARRANTS *		Value
(Continued)	Shares	(Note 2)

India (cont’d.)
Jindal Steel & Power Ltd., expiring 01/30/13	4,860	$90,985
JSW Steel Ltd., expiring 06/21/12	3,000	14,133
Kotak Mahindra Bank Ltd., expiring 04/20/12	3,600	26,441
Lanco Infratech Ltd., expiring 10/03/12	5,500	17,554
Maruti Suzuki India Ltd., expiring 06/13/11	6,390	68,291
Merrill Lynch International Co., expiring 01/08/13	48,300	21,037
NTPC Ltd., expiring 10/19/09	41,300	153,236
Oil & Natural Gas Corp. Ltd., expiring 03/09/09	17,110	234,496
Piramal Healthcare Ltd., expiring 02/05/13	7,100	34,731
Power Grid Corp. of India Ltd., expiring 09/27/12	46,290	79,076
Punj Lloyd Ltd., expiring 06/25/12	9,500	28,671
Reliance Capital Ltd., expiring 09/20/11	8,230	91,599
Reliance Communications Ltd., expiring 01/25/11	47,800	223,116
Reliance Infrastructure Ltd., expiring 08/09/11	10,150	120,836
Reliance Natural Resources Ltd., expiring 01/25/11	121,270	142,509
Reliance Petroleum Ltd., expiring 05/08/11	57,920	103,762
Reliance Power Ltd., expiring 02/04/13	26,730	65,863
Sesa GOA Ltd., expiring 01/21/10	12,000	21,165
Siemens India Ltd., expiring 12/13/11	5,000	29,476
Steel Authority of India Ltd., expiring 04/21/09	15,400	24,520
Sterlite Industries India Ltd., expiring 03/24/11	15,580	83,253
Sun Pharmaceutical Industries Ltd., expiring 02/17/10	2,790	60,996
Suzlon Energy Ltd., expiring 09/16/10	91,000	116,473
Tata Chemicals Ltd., expiring 06/27/11	9,200	31,234
Tata Consultancy Services Ltd., expiring 08/24/09	12,030	118,113
Tata Power Co. Ltd., expiring 09/30/10	14,640	225,322
Tata Steel Ltd., expiring 10/18/11	19,490	86,969
Tata Tea Ltd., expiring 10/13/10	3,600	44,380
Titan Industries Ltd., expiring 02/02/12	2,100	39,961
Unitech Ltd., expiring 07/12/10	51,190	42,750
United Phosphorus Ltd., expiring 01/28/09	18,400	40,848
United Spirits Ltd., expiring 10/05/11	3,010	54,715
Videocon Industries Ltd., expiring 09/15/11	7,400	18,380
Zee Entertainment Enterprises Ltd., expiring 05/09/11	13,900	39,937

		6,498,406

Malaysia
IJM Land Bhd, expiring 09/11/13	13,230	726

Oman — 0.1%
Bank Muscat SAOG, expiring 10/30/09	55,600	115,084
Galfar Engineering & Contracting SAOG, expiring 10/30/09	40,300	48,458

		163,542

Qatar — 1.3%
Barwa Real Estate, expiring 07/30/11	10,400	86,524
Commercial Bank of Qatar, expiring 04/25/10	7,356	178,368
Doha Bank QSC, expiring 05/24/10	12,200	140,709
Masaf Al Raya, expiring 05/09/11	33,100	99,972
Merrill Qatar Gas Trans, expiring 07/26/10	3,500	86,694
Merrill Qatar Insurance, expiring 05/24/10	41,300	244,972
Merrill Qatar Navigation, expiring 05/24/10	6,200	122,926
Merrill Qatar Shipping, expiring 05/24/10	5,707	156,249
Merrill Qatar, expiring 05/24/10	10,100	137,035
Qatar Electricity & Water Co., expiring 05/24/10	6,900	211,270
Qatar Islamic Bank, expiring 05/24/10	9,200	209,186
Qatar National Bank SAQ, expiring 07/26/10	5,200	244,467
Qatar Telecom Q-Tel QSC, expiring 05/24/10	4,700	141,327

		2,059,699

Vietnam — 0.4%
PetroVietnam Drilling & Well Services JSC, expiring 04/01/10	45,530	221,360
Pha Lai Thermal Power, expiring 04/01/10	118,970	127,251
Viet Nam Dairy Products JSC, expiring 04/01/10	41,410	196,593
Vinh Son – Song Hinh Hydropower JSC, expiring 04/01/10	71,990	115,296

		660,500

TOTAL WARRANTS
(cost $16,997,627)		9,382,873

SEE NOTES TO FINANCIAL STATEMENTS.
A212

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Value
	Shares	(Note 2)

RIGHTS* — 0.4%
China
China Overseas Land & Investment Ltd., expiring 01/21/09	4,720	$1,693

India — 0.1%
ABB Ltd., expiring 06/27/12	9,590	89,254
Nishat Millsa, expiring 02/12/09	32,500	—

		89,254

Qatar — 0.3%
Merrill CW10 Industries, expiring 05/24/10	19,600	543,762

South Africa
Growthpoint Properties Ltd., expiring 01/28/09	6,210	1,243
Metorex Ltd., expiring 01/21/09	7,407	184

		1,427

TOTAL RIGHTS
(cost $663,703)		636,136

TOTAL LONG-TERM INVESTMENTS
(cost $292,165,912)		164,683,267

SHORT-TERM INVESTMENT — 0.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $1,299,217)(w)(Note 4)	1,299,217	1,299,217

TOTAL INVESTMENTS(o) — 100.3%
(cost $293,465,129)		165,982,484
Liabilities in excess of other assets — (0.3)%		(426,798)

NET ASSETS — 100.0%		$165,555,686

The following abbreviations are used in Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
CHIX	European Equity Exchange
GDR	Global Depositary Receipt
OTC	Over the Counter
PRFC	Preference Shares
XLON	London Stock Exchange
XLUX	Luxembourg Stock Exchange
XNYS	New York Stock Exchange
*	Non-income producing security.
(g)	Indicates a security that has been deemed illiquid.
(o)	As of December 31, 2008, 440 securities representing $59,299,709 and 35.8% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$106,682,775	—
Level 2 – Other Significant Observable Inputs	57,519,677	—
Level 3 – Significant Unobservable Inputs	1,780,032	—

Total	$165,982,484	—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in
Securities

Balance as of 12/31/07	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,502,512)
Net purchases (sales)	4,282,544
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$1,780,032

SEE NOTES TO FINANCIAL STATEMENTS.
A213

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Commercial Banks	14.2%
Telecommunications	13.7
Oil, Gas & Consumable Fuels	10.4
Metals & Mining	7.1
Pharmaceuticals	3.3
Diversified Financial Services	3.2
Financial Services	3.2
Diversified Operations	2.6
Retail & Merchandising	2.6
Engineering/Construction	2.6
Food	2.4
Building Materials	2.3
Chemicals	2.1
Electric	2.1
Semiconductors	1.9
Beverages	1.8
Electric – Generation	1.7
Transportation	1.6
Exchange Traded Funds	1.2
Real Estate	1.1
Electronic Components & Equipment	1.1
Insurance	1.0
Investment Funds	1.0
Computer Services & Software	0.9
Media & Entertainment	0.9
Hotels & Motels	0.8
Electric – Integrated	0.8
Tobacco	0.8
Affiliated Money Market Mutual Fund	0.8
Machinery	0.7
Commercial Services	0.6
Internet Software & Services	0.6
Agriculture	0.6
Computers	0.6
Real Estate Operation & Development	0.5
Banks	0.5
Coal	0.5
Automobile Manufacturers	0.4
Airlines	0.4
Consumer Products & Services	0.4
Steel	0.4
Paper & Forest Products	0.3
Investment Companies	0.3
Household Products/Wares	0.3
Marine	0.3
Independent Power Producers & Energy Traders	0.3
Real Estate Investment Trusts	0.3
Auto Parts & Equipment	0.2
Holding Companies – Diversified	0.2
Home Builders	0.2
Distribution/Wholesale	0.2
Financial – Bank & Trust	0.2
Medical Supplies & Equipment	0.2
Water	0.2
Computers & Peripherals	0.2
Aerospace & Defense	0.2
Healthcare Products & Services	0.2
Clothing & Apparel	0.2
Entertainment & Leisure	0.1
Healthcare Providers & Services	0.1
Home Furnishings	0.1
Manufacturing	0.1
Apparel	0.1
Utilities	0.1
Building & Construction	0.1
Advertising	0.1
Apparel & Textile	0.1

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A214

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $292,165,912)	$164,683,267
Affiliated investments (cost $1,299,217)	1,299,217
Cash	471,923
Dividends and interest receivable	310,717
Receivable for fund share sold	132,487
Prepaid expenses	1,519

Total Assets	166,899,130

LIABILITIES:
Payable for investments purchased	750,600
Payable to custodian	265,761
Accrued expenses and other liabilities	247,198
Advisory fees payable	78,992
Shareholder servicing fees payable	893

Total Liabilities	1,343,444

NET ASSETS	$165,555,686

Net assets were comprised of:
Paid-in capital	$331,554,887
Retained earnings	(165,999,201)

Net assets, December 31, 2008	$165,555,686

Net asset value and redemption price per share, $165,555,686 / 33,634,743 outstanding shares of beneficial interest	$4.92

STATEMENT OF OPERATIONS
For the Period May 1, 2008* through December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $413,609 foreign withholding tax)	$3,701,932
Affiliated dividend income	202,379

3,904,311

EXPENSES
Advisory fees	1,502,495
Custodian and accounting fees	436,000
Shareholder servicing fees and expenses	130,416
Audit fee	29,000
Loan interest expense (Note 7)	17,309
Transfer agent’s fees and expenses	13,000
Trustees’ fees	8,000
Shareholders’ reports	8,000
Legal fees and expenses	5,000
Insurance expenses	1,000
Miscellaneous	57,599

Total expenses	2,207,819

NET INVESTMENT INCOME	1,696,492

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(38,874,442)
Foreign currency transactions	(1,320,608)

(40,195,050)

Net change in unrealized appreciation (depreciation) on:
Investments	(127,482,645)
Foreign currencies	(17,998)

(127,500,643)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(167,695,693)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(165,999,201)

STATEMENT OF CHANGES IN NET ASSETS

May 1, 2008*
through
December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,696,492
Net realized loss on investment and foreign currency transactions	(40,195,050)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(127,500,643)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(165,999,201)

FUND SHARE TRANSACTIONS:
Fund share sold [52,601,168 shares]	448,771,608
Fund share repurchased [18,966,425 shares]	(117,216,721)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	331,554,887

TOTAL INCREASE IN NET ASSETS	165,555,686
NET ASSETS:
Beginning of period	—

End of period	$165,555,686

*Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.
A215

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 98.8%
		Value
AFFILIATED MUTUAL FUNDS	Shares	(Note 2)

AST AllianceBernstein Growth & Income Portfolio	3,440,155	$42,795,534
AST DeAM Large-Cap Value Portfolio	7,801,936	51,804,852
AST Federated Aggressive Growth Portfolio	1,069,239	5,645,583
AST Global Real Estate Portfolio*	850,294	4,447,036
AST High Yield Portfolio	2,091,994	11,087,569
AST International Growth Portfolio	5,441,285	41,408,179
AST International Value Portfolio	3,708,237	41,495,169
AST Large-Cap Value Portfolio	7,410,641	76,033,173
AST Marsico Capital Growth Portfolio	6,036,926	76,367,115
AST MFS Growth Portfolio	6,082,278	41,846,069
AST Mid-Cap Value Portfolio	762,522	5,429,159
AST Money Market Portfolio	19,292,322	19,292,322
AST Neuberger Berman Mid-Cap Growth Portfolio*	383,219	4,901,370
AST Parametric Emerging Markets Equity Portfolio*	964,591	4,745,787
AST PIMCO Total Return Bond Portfolio	57,716,583	652,774,553
AST Small-Cap Growth Portfolio*	469,201	5,255,047
AST Small-Cap Value Portfolio	1,288,223	11,168,891
AST T. Rowe Price Global Bond Portfolio	1,017,056	11,401,194
AST T. Rowe Price Large-Cap Growth Portfolio	7,243,777	50,489,129
AST T. Rowe Price Natural Resources Portfolio	253,737	4,557,110
AST Western Asset Core Plus Bond Portfolio	17,200,841	162,547,950

TOTAL LONG-TERM INVESTMENTS(w)
(cost $1,518,469,051)		1,325,492,791

SHORT-TERM INVESTMENTS — 1.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 1.0%
Dryden Core Investment Fund – Taxable Money Market Series(w) (cost $13,252,300)	13,252,300	13,252,300

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills(k)(n)
(cost $1,299,419)
0.10%	06/11/09	$1,300	1,299,237

TOTAL SHORT-TERM INVESTMENTS
(cost $14,551,719)			14,551,537

TOTAL INVESTMENTS — 99.9%
(cost $1,533,020,770)			1,340,044,328
Other assets in excess of liabilities(x) — 0.1%			771,253

NET ASSETS — 100.0%
			$1,340,815,581

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.
(x)	Other assets in excess of liabilities includes net unrealized appreciation on futures contracts as follows:
Futures contracts open at December 31, 2008:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Month	Date	2008	Appreciation

Long Positions:
80	10 Year U.S.
	Treasury
	Notes	Mar 09	$9,468,750	$10,060,000	$591,250
12	CAC 40 10
	Euro	Jan 09	528,023	537,281	9,258
3	DAX Index	Mar 09	478,611	504,014	25,403
5	FTSE100
	Index	Mar 09	311,598	315,587	3,989
14	Russell
	2000	Mar 09	658,070	697,060	38,990
28	S&P 500	Mar 09	6,106,450	6,300,700	194,250
5	US Gulf
	Index
	Futures	Mar 09	434,363	475,455	41,092

					$904,232

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$1,338,745,091	$904,232
Level 2 – Other Significant Observable Inputs	1,299,237	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$1,340,044,328	$904,232

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.
A216

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Core Bonds	48.7%
Large / Mid-Cap Value	16.3
Global Bonds	12.9
Large / Mid-Cap Growth	9.9
International Value	3.1
International Growth	3.1
Money Market	2.4
Small-Cap Value	0.8
High Yield	0.8
Small-Cap Growth	0.8
Emerging Markets	0.4
Sector	0.3
Global Real Estate	0.3
U.S. Treasury Obligations	0.1

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A217

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Affiliated investments (cost $1,531,721,351)	$1,338,745,091
Unaffiliated investments (cost $1,299,419)	1,299,237
Cash	751,533
Receivable for fund share sold	1,223,101
Dividends and interest receivable	24,994
Prepaid expenses	11,000

Total Assets	1,342,054,956

LIABILITIES:
Payable for investments purchased	1,095,255
Accrued expenses and other liabilities	63,271
Advisory fees payable	62,052
Due to broker-variation margin	18,707
Payable for fund share repurchased	90

Total Liabilities	1,239,375

NET ASSETS	$1,340,815,581

Net assets were comprised of:
Paid-in capital	$1,575,720,414
Retained earnings	(234,904,833)

Net assets, December 31, 2008	$1,340,815,581

Net asset value and redemption price per share, $1,340,815,581 / 147,402,332 outstanding shares of beneficial interest	$9.10

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$28,091,556
Unaffiliated interest income	502

28,092,058

EXPENSES
Advisory fees	1,709,470
Custodian and accounting fees	173,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Shareholders’ reports	12,000
Insurance expenses	9,000
Trustees’ fees	8,000
Legal fees and expenses	6,000
Miscellaneous	13,420

Total expenses	1,967,890

NET INVESTMENT INCOME	26,124,168

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(99,540,090))	(99,540,090)
Net capital gain distribution received (including affiliated $31,189,569)	31,189,569
Futures transactions	(610,626)
Foreign currency transactions	4,358

(68,956,789)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(206,019,738))	(206,019,920)
Futures	904,232
Foreign currencies	(2)

(205,115,690)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(274,072,479)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(247,948,311)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$26,124,168	$9,706,901
Net realized gain (loss) on investment and foreign currency transactions	(68,956,789)	38,685,301
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(205,115,690)	(1,935,637)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(247,948,311)	46,456,565

DISTRIBUTIONS	(48,104,163)	(1,487,173)

FUND SHARE TRANSACTIONS:
Fund share sold [124,919,402 and 47,675,343 shares, respectively]	1,293,460,606	538,038,428
Fund share issued in reinvestment of distributions [4,389,066 and 127,764 shares, respectively]	48,104,163	1,487,173
Fund share repurchased [42,544,578 and 15,712,647 shares, respectively]	(419,136,068)	(179,433,482)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	922,428,701	360,092,119

TOTAL INCREASE IN NET ASSETS	626,376,227	405,061,511
NET ASSETS:
Beginning of year	714,439,354	309,377,843

End of year	$1,340,815,581	$714,439,354

SEE NOTES TO FINANCIAL STATEMENTS.
A218

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 126.1%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 0.1%
Triumph Group, Inc.	5,200	$220,792

Aerospace & Defense — 3.2%
Boeing Co. (The)	17,500	746,725
General Dynamics Corp.	25,800	1,485,822
Honeywell International, Inc.	25,800	847,014
Northrop Grumman Corp.	32,900	1,481,816
Raytheon Co.	33,020	1,685,341
United Technologies Corp.	2,900	155,440

		6,402,158

Agriculture — 0.5%
Archer-Daniels-Midland Co.	36,400	1,049,412

Airlines — 0.6%
Allegiant Travel Co.*	8,100	393,417
Continental Airlines, Inc. (Class B Stock)*	48,700	879,522

		1,272,939

Automobile Manufacturers — 0.3%
Oshkosh Corp.	17,900	159,131
Titan International, Inc.	61,050	503,663

		662,794

Automotive Parts — 0.4%
Fuel Systems Solutions, Inc.*	15,300	501,228
WABCO Holdings, Inc.	12,800	202,112

		703,340

Banks — 0.1%
MainSource Financial Group, Inc.	5,300	82,150
Provident Bankshares Corp.	18,100	174,846

		256,996

Beverages — 2.5%
Coca-Cola Co. (The)	40,300	1,824,381
Coca-Cola Enterprises, Inc.	100,900	1,213,827
PepsiAmericas, Inc.	58,800	1,197,168
PepsiCo, Inc.	12,000	657,240

		4,892,616

Biotechnology — 2.8%
Amgen, Inc.*	39,600	2,286,900
Biogen Idec, Inc.*	26,800	1,276,484
Emergent Biosolutions, Inc.*	2,100	54,831
Enzon Pharmaceuticals, Inc.*	11,400	66,462
Genentech, Inc.*	1,900	157,529
Life Technologies Corp.*	34,200	797,202
Martek Biosciences Corp.	28,900	875,959

		5,515,367

Cable Television — 0.2%
DISH Network Corp. (Class A Stock)*	29,200	323,828

Chemicals — 3.0%
Airgas, Inc.	22,000	857,780
Ashland, Inc.	104,400	1,097,244
Celanese Corp. (Class A Stock)	26,300	326,909
Dow Chemical Co. (The)	44,300	668,487
E.I. du Pont de Nemours & Co.	1,800	45,540
Intrepid Potash, Inc.*	32,000	664,640
Mosaic Co. (The)	34,900	1,207,540
OM Group, Inc.*	4,500	94,995
Terra Industries, Inc.	55,800	930,186

		5,893,321

Clothing & Apparel — 0.5%
Limited Brands, Inc.	20,600	206,824
NIKE, Inc. (Class B Stock)	5,500	280,500
Polo Ralph Lauren Corp.	11,900	540,379

		1,027,703

Coal
Foundation Coal Holdings, Inc.	1,700	23,834

Commercial Banks — 2.8%
Bank of America Corp.	167,646	2,360,455
Bank of New York Mellon Corp. (The)	6,800	192,644
Capital One Financial Corp.	12,800	408,192
Huntington Bancshares, Inc.	39,500	302,570
Marshall & Ilsley Corp.	4,100	55,924
PNC Financial Services Group, Inc.	3,400	166,600
Regions Financial Corp.	137,400	1,093,704
Sterling Financial Corp.	86,800	763,840
Wachovia Corp.	46,720	258,829

		5,602,758

Commercial Services — 2.0%
Accenture Ltd. (Class A Stock) (Bermuda)	42,900	1,406,691
Apollo Group, Inc. (Class A Stock)*	300	22,986
Brink’s Home Security Holdings, Inc.*	7,700	168,784
Convergys Corp.*	42,400	271,784
ITT Educational Services, Inc.*	11,700	1,111,266
Riskmetrics Group, Inc.*	4,800	71,472
Service Corp. International	31,100	154,567
United Rentals, Inc.*	16,500	150,480
Visa, Inc. (Class A Stock)	12,000	629,400

		3,987,430

Commercial Services & Supplies — 0.8%
Albany Molecular Research, Inc.*	5,700	55,518
Corporate Executive Board Co. (The)	2,300	50,738
Deluxe Corp.	19,400	290,224
Jackson Hewitt Tax Service, Inc.	23,700	371,853
Nalco Holding Co.	70,100	808,954

		1,577,287

Communication Equipment — 1.5%
Cisco Systems, Inc.*	136,000	2,216,800
QUALCOMM, Inc.	21,500	770,345

		2,987,145

SEE NOTES TO FINANCIAL STATEMENTS.
A219

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Computer Hardware — 0.6%
Multi-Fineline Electronix, Inc.*	12,300	$143,787
Synaptics, Inc.*	22,800	377,568
Western Digital Corp.*	50,300	575,935

		1,097,290

Computer Services & Software — 2.4%
Integral Systems, Inc.*	24,900	300,045
Manhattan Associates, Inc.*	3,100	49,011
Microsoft Corp.	213,900	4,158,216
Syntel, Inc.	13,300	307,496

		4,814,768

Computers & Peripherals — 3.8%
Apple, Inc.*	13,300	1,135,155
Dell, Inc.*	127,900	1,309,696
EMC Corp.*	14,400	150,768
Hewlett-Packard Co.	70,260	2,549,735
International Business Machines Corp.	21,400	1,801,024
NCR Corp.*	43,400	613,676

		7,560,054

Conglomerates — 1.5%
General Electric Co.	182,370	2,954,394

Construction — 0.9%
Jacobs Engineering Group, Inc.*	22,300	1,072,630
NCI Building Systems, Inc.*	43,900	715,570

		1,788,200

Consumer Products & Services — 3.8%
Colgate-Palmolive Co.	26,200	1,795,748
Kimberly-Clark Corp.	19,325	1,019,200
Procter & Gamble Co.	77,100	4,766,322

		7,581,270

Containers & Packaging — 0.2%
Greif, Inc. (Class A Stock)	12,600	421,218

Distribution/Wholesale — 0.5%
WESCO International, Inc.*	54,800	1,053,804

Diversified Financial Services — 2.3%
Ameriprise Financial, Inc.	38,900	908,704
Goldman Sachs Group, Inc. (The)	21,600	1,822,824
Interactive Brokers Group, Inc. (Class A Stock)*	42,000	751,380
Investment Technology Group, Inc.*	6,400	145,408
Morgan Stanley	57,300	919,092

		4,547,408

Diversified Telecommunication Services — 3.3%
AT &T, Inc.	134,100	3,821,850
Embarq Corp.	800	28,768
Verizon Communications, Inc.	79,400	2,691,660

		6,542,278

Electric — 1.3%
AAON, Inc.	11,600	242,208
Daktronics, Inc.	72,200	675,792
Exelon Corp.	16,600	923,126
NV Energy, Inc.	26,100	258,129
Public Service Enterprise Group, Inc.	15,800	460,886

		2,560,141

Electric Utilities — 1.2%
American Electric Power Co., Inc.	52,800	1,757,184
Entergy Corp.	7,800	648,414

		2,405,598

Electronic Components — 2.0%
Avnet, Inc.*	20,000	364,200
Emerson Electric Co.	36,600	1,339,926
Tyco Electronics Ltd. (Bermuda)	66,700	1,081,207
Tyco International Ltd. (Bermuda)	58,200	1,257,120

		4,042,453

Electronics — 0.6%
Methode Electronics, Inc.	11,800	79,532
National Instruments Corp.	7,800	190,008
Trimble Navigation Ltd.*	39,700	857,917

		1,127,457

Energy Equipment & Services — 0.2%
Halliburton Co.	7,600	138,168
Superior Energy Services, Inc.*	20,500	326,565

		464,733

Engineering/Construction — 0.7%
Fluor Corp.	31,200	1,399,944

Environmental Control — 0.4%
Stericycle, Inc.*	16,500	859,320

Farming & Agriculture — 0.6%
Bunge Ltd. (Bermuda)	21,800	1,128,586

Financial – Bank & Trust — 1.9%
First Midwest Bancorp, Inc.	10,600	211,682
Oriental Financial Group, Inc. (Puerto Rico)	12,200	73,810
Prospect Capital Corp.	3,900	46,683
SunTrust Banks, Inc.	8,600	254,044
U.S. Bancorp	29,260	731,793
Wells Fargo & Co.	81,800	2,411,464

		3,729,476

Financial – Brokerage
Compass Diversified Holdings	6,900	77,625

Financial Services — 1.8%
Citigroup, Inc.	189,700	1,272,887
JPMorgan Chase & Co.	45,576	1,437,011
Schwab, (Charles) Corp. (The)	52,100	842,457

		3,552,355

SEE NOTES TO FINANCIAL STATEMENTS.
A220

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Food & Staples Retailing — 2.6%
Safeway, Inc.	70,300	$1,671,031
Wal-Mart Stores, Inc.	62,200	3,486,932

		5,157,963

Food Products — 0.8%
Chiquita Brands International, Inc.*	19,300	285,254
ConAgra Foods, Inc.	55,500	915,750
Del Monte Foods Co.	11,200	79,968
Smart Balance, Inc.*	7,800	53,040
SYSCO Corp.	13,900	318,866

		1,652,878

Gas Utilities — 0.7%
Energen Corp.	25,600	750,848
National Fuel Gas Co.	3,800	119,054
ONEOK, Inc.	16,800	489,216

		1,359,118

Healthcare Equipment & Supplies — 0.6%
Boston Scientific Corp.*	71,100	550,314
Covidien Ltd.	7,700	279,048
St. Jude Medical, Inc.*	8,300	273,568

		1,102,930

Healthcare Products — 0.4%
Baxter International, Inc.	3,700	198,283
Invacare Corp.	13,400	207,968
Inverness Medical Innovations, Inc.*	4,500	85,095
Synovis Life Technologies, Inc.*	6,800	127,432
Varian Medical Systems, Inc.*	3,600	126,144
VNUS Medical Technologies, Inc.*	3,700	60,014

		804,936

Healthcare Providers & Services — 0.9%
Covance, Inc.*	5,800	266,974
Express Scripts, Inc.*	27,600	1,517,448

		1,784,422

Healthcare Services — 1.8%
Coventry Health Care, Inc.*	50,300	748,464
Health Management Associates, Inc. (Class A Stock)*	5,100	9,129
Hill-Rom Holdings, Inc.	19,000	312,740
Humana, Inc.*	46,800	1,744,704
UnitedHealth Group, Inc.	28,300	752,780

		3,567,817

Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	34,400	836,608
International Speedway Corp. (Class A Stock)	21,800	626,314
McDonald’s Corp.	15,000	932,850
Royal Caribbean Cruises Ltd.	83,600	1,149,500
Wyndham Worldwide Corp.	8,500	55,675
Yum! Brands, Inc.	3,400	107,100

		3,708,047

Household Durables — 0.7%
Harman International Industries, Inc.	21,100	353,003
Leggett & Platt, Inc.	64,900	985,831
Newell Rubbermaid, Inc.	3,700	36,186

		1,375,020

Household Products — 0.5%
Jarden Corp.*	65,200	749,800
Tupperware Brands Corp.	9,500	215,650

		965,450

Independent Power Producers & Energy Traders — 0.3%
Mirant Corp.*	28,900	545,343

Insurance — 5.6%
Aflac, Inc.	22,490	1,030,942
Allied World Assurance Co. Holdings Ltd.	31,300	1,270,780
Allstate Corp. (The)	11,200	366,912
American Financial Group, Inc.	54,800	1,253,824
American Physicians Capital, Inc.	6,800	327,080
Assurant, Inc.	23,100	693,000
AXIS Capital Holdings Ltd. (Bermuda)	46,700	1,359,904
CNA Financial Corp.	11,200	184,128
Delphi Financial Group, Inc. (Class A Stock)	4,200	77,448
Endurance Specialty Holdings Ltd. (Bermuda)	20,200	616,706
Hartford Financial Service Group, Inc. (The)	36,800	604,256
Lincoln National Corp.	14,100	265,644
Loews Corp.	3,200	90,400
MetLife, Inc.	16,400	571,704
Platinum Underwriters Holdings Ltd. (Bermuda)	18,900	681,912
Protective Life Corp.	26,500	380,275
SeaBright Insurance Holdings, Inc.*	6,900	81,006
Travelers Cos., Inc. (The)	25,900	1,170,680
XL Capital Ltd. (Class A Stock) (Bermuda)	34,400	127,280

		11,153,881

Internet — 1.1%
Avocent Corp.*	2,800	50,148
EarthLink, Inc.*	74,600	504,296
McAfee, Inc.*	5,000	172,850
Stamps.com, Inc.*	24,700	242,801
Symantec Corp.*	95,400	1,289,808

		2,259,903

Internet Services — 1.7%
Expedia, Inc.*	6,300	51,912
F5 Networks, Inc.*	41,200	941,832
Google, Inc. (Class A Stock)*	6,100	1,876,665
IAC/InterActiveCorp*	12,600	198,198
j2 Global Communications, Inc.*	6,400	128,256
Keynote Systems, Inc.*	4,600	35,466

SEE NOTES TO FINANCIAL STATEMENTS.
A221

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Internet Services (cont’d.)
Shutterfly, Inc.*	7,900	$55,221
United Online, Inc.	11,100	67,377

		3,354,927

Internet Software & Services — 0.2%
PC-Tel, Inc.	14,200	93,294
ValueClick, Inc.*	37,400	255,816

		349,110

Investment Companies — 0.1%
Ares Capital Corp.	25,200	159,516
Hercules Technology Growth Capital, Inc.	8,400	66,528

		226,044

Iron / Steel — 0.1%
AK Steel Holding Corp.	28,900	269,348

Leisure — 0.3%
Harley-Davidson, Inc.	29,100	493,827

Machinery — 1.3%
AGCO Corp.*	20,300	478,877
Bucyrus International, Inc.	54,700	1,013,044
Cummins, Inc.	36,900	986,337

		2,478,258

Machinery & Equipment — 0.2%
Columbus McKinnon Corp.*	26,500	361,725
John Bean Technologies Corp.	5,032	41,111

		402,836

Media — 3.2%
CBS Corp. (Class B Stock)	72,450	593,366
DIRECTV Group, Inc. (The)*	70,100	1,605,991
Gannett Co., Inc.	109,900	879,200
Liberty Media Corp.– Entertainment (Class A Stock)*	96,100	1,679,828
Meredith Corp.	15,400	263,648
Time Warner, Inc.	72,300	727,338
Viacom, Inc. (Class B Stock)*	18,600	354,516
Walt Disney Co. (The)	12,600	285,894

		6,389,781

Medical Supplies & Equipment — 1.9%
Becton, Dickinson and Co.	12,900	882,231
Charles River Laboratories International, Inc.*	900	23,580
CryoLife, Inc.*	2,700	26,217
Forest Laboratories, Inc.*	24,400	621,468
Medtronic, Inc.	53,700	1,687,254
Merit Medical Systems, Inc.*	26,600	476,938

		3,717,688

Metals & Mining — 2.0%
Carpenter Technology Corp.	10,500	215,670
Century Aluminum Co.*	40,700	407,000
Cliffs Natural Resources, Inc.	12,200	312,442
Newmont Mining Corp.	13,400	545,380
Peabody Energy Corp.	29,100	662,025
Precision Castparts Corp.	8,000	475,840
Reliance Steel & Aluminum Co.	20,700	412,758
RTI International Metals, Inc.*	17,600	251,856
United States Steel Corp.	18,600	691,920

		3,974,891

Miscellaneous Manufacturers — 0.4%
Acuity Brands, Inc.	3,500	122,185
Cooper Industries Ltd. (Class A Stock)	21,500	628,445

		750,630

Miscellaneous Manufacturing — 0.4%
3M Co.	1,600	92,064
Crane Co.	15,500	267,220
EnPro Industries, Inc.*	15,100	325,254
LSB Industries, Inc.*	1,600	13,312
Polypore International, Inc.*	9,700	73,332

		771,182

Multi-Line Retail — 0.4%
JC Penney Co., Inc.	39,300	774,210

Multi-Utilities — 0.8%
CenterPoint Energy, Inc.	71,200	898,544
NiSource, Inc.	64,500	707,565

		1,606,109

Office Electronics — 0.3%
Xerox Corp.	69,400	553,118

Oil & Gas — 1.6%
Diamond Offshore Drilling, Inc.	5,400	318,276
Murphy Oil Corp.	24,800	1,099,880
Noble Corp. (Cayman Islands)	41,800	923,362
Unit Corp.*	29,400	785,568

		3,127,086

Oil & Gas Exploration/Production — 0.4%
Mariner Energy, Inc.*	86,900	886,380

Oil & Gas Services — 0.1%
Complete Production Services, Inc.*	18,200	148,330

Oil, Gas & Consumable Fuels — 12.1%
Apache Corp.	8,400	626,052
Chevron Corp.	47,046	3,479,993
ConocoPhillips	57,600	2,983,680
Devon Energy Corp.	8,200	538,822
ENSCO International, Inc.	30,500	865,895
Exxon Mobil Corp.	105,500	8,422,065
Forest Oil Corp.*	45,700	753,593
Marathon Oil Corp.	24,700	675,792
Matrix Service Co.*	4,800	36,816
McMoRan Exploration Co.*	35,500	347,900
Occidental Petroleum Corp.	18,800	1,127,812
Schlumberger Ltd. (Netherlands)	34,000	1,439,220

SEE NOTES TO FINANCIAL STATEMENTS.
A222

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil, Gas & Consumable Fuels (cont’d.)
SEACOR Holdings, Inc.*	8,200	$546,530
Sempra Energy	8,300	353,829
Southwestern Energy Co.*	41,000	1,187,770
Swift Energy Co.*	3,200	53,792
Valero Energy Corp.	13,300	287,812
Western Refining, Inc.	27,900	216,504

		23,943,877

Pharmaceuticals — 8.3%
Abbott Laboratories	16,100	859,257
Allergan, Inc.	18,700	753,984
American Medical Systems Holdings, Inc.*	39,400	354,206
Bristol-Myers Squibb Co.	53,000	1,232,250
Cephalon, Inc.*	14,300	1,101,672
Eli Lilly & Co.	52,800	2,126,256
Endo Pharmaceuticals Holdings, Inc.*	12,900	333,852
Johnson & Johnson	45,000	2,692,350
Medicines Co. (The)*	20,700	304,911
Medicis Pharmaceutical Corp. (Class A Stock)	3,100	43,090
Merck & Co., Inc.	84,400	2,565,760
Pfizer, Inc.	155,520	2,754,259
Warner Chilcott Ltd. (Class A Stock)*	69,600	1,009,200
Wyeth	6,700	251,317

		16,382,364

Printing & Publishing — 0.1%
RR Donnelley & Sons Co.	21,400	290,612

Real Estate Investment Trusts — 2.4%
Annaly Capital Management, Inc.	79,400	1,260,078
Brandywine Realty Trust	123,500	952,185
CapitalSource, Inc.	15,000	69,300
CBL & Associates Properties, Inc.	70,200	456,300
Colonial Properties Trust	23,400	194,922
Hospitality Properties Trust	47,700	709,299
Lexington Realty Trust	12,400	62,000
Mack-Cali Realty Corp.	22,000	539,000
Parkway Properties, Inc.	1,700	30,600
Pennsylvania Real Estate Investment Trust	19,500	145,275
ProLogis	4,000	55,560
Simon Property Group, Inc.	2,400	127,512
SL Green Realty Corp.	4,000	103,600
Weingarten Realty Investors	4,400	91,036

		4,796,667

Restaurants — 0.4%
California Pizza Kitchen, Inc.*	73,800	791,136

Retail
Regis Corp.	6,200	90,086

Retail & Merchandising — 1.8%
Aeropostale, Inc.*	30,900	497,490
American Eagle Outfitters, Inc.	50,800	475,488
AnnTaylor Stores Corp.*	13,700	79,049
Big Lots, Inc.*	10,100	146,349
Coach, Inc.*	68,100	1,414,437
Home Depot, Inc. (The)	28,120	647,322
Macy’s, Inc.	15,500	160,425
Ross Stores, Inc.	2,800	83,244
TJX Cos., Inc.	2,600	53,482

		3,557,286

Retail – Auto Parts — 0.3%
Copart, Inc.*	22,200	603,618

Retail Apparel — 0.9%
Gap, Inc. (The)	85,900	1,150,201
Gymboree Corp.*	25,500	665,295

		1,815,496

Semiconductors — 3.8%
Analog Devices, Inc.	40,300	766,506
Broadcom Corp. (Class A Stock)*	90,700	1,539,179
Integrated Device Technology, Inc.*	56,700	318,087
Intel Corp.	177,680	2,604,789
Intersil Corp. (Class A Stock)	23,900	219,641
LSI Corp.*	13,400	44,086
Marvell Technology Group Ltd. (Bermuda)*	43,400	289,478
Micrel, Inc.	60,900	445,179
National Semiconductor Corp.	66,800	672,676
QLogic Corp.*	10,700	143,808
Skyworks Solutions, Inc.*	1,600	8,864
Texas Instruments, Inc.	29,300	454,736

		7,507,029

Semiconductors & Semiconductor Equipment — 1.1%
Silicon Laboratories, Inc.*	52,500	1,300,950
Volterra Semiconductor Corp.*	109,400	782,210

		2,083,160

Software — 1.4%
Adobe Systems, Inc.*	39,300	836,697
Automatic Data Processing, Inc.	4,100	161,294
CA, Inc.	33,700	624,461
JDA Software Group, Inc.*	1,600	21,008
Oracle Corp.*	17,600	312,048
SPSS, Inc.*	13,600	366,656
Synopsys, Inc.*	20,400	377,808

		2,699,972

Specialty Retail — 0.2%
Charlotte Russe Holding, Inc.*	13,000	84,370
Urban Outfitters, Inc.*	17,500	262,150

		346,520

Telecommunications — 1.8%
CenturyTel, Inc.	2,600	71,058
Corning, Inc.	75,900	723,327
GeoEye, Inc.*	10,900	209,607

SEE NOTES TO FINANCIAL STATEMENTS.
A223

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Telecommunications (cont’d.)
Harris Corp.	36,800	$1,400,240
MetroPCS Communications, Inc.*	6,300	93,555
Telephone & Data Systems, Inc.	6,000	190,500
Windstream Corp.	88,800	816,960

		3,505,247

Thrifts & Mortgage Finance — 0.2%
Webster Financial Corp.	32,600	449,228

Tobacco — 1.7%
Altria Group, Inc.	111,750	1,682,955
Philip Morris International, Inc.	16,850	733,144
Reynolds American, Inc.	23,600	951,316

		3,367,415

Trading Companies & Distributors — 0.1%
Fastenal Co.	4,300	149,855

Transportation — 2.4%
Ambassadors Group, Inc.	4,200	38,640
Burlington Northern Santa Fe Corp.	8,600	651,106
FedEx Corp.	1,100	70,565
HUB Group, Inc. (Class A Stock)*	6,500	172,445
Norfolk Southern Corp.	28,000	1,317,400
Overseas Shipholding Group, Inc.	18,000	757,980
Pacer International, Inc.	2,300	23,989
Ryder System, Inc.	24,000	930,720
Union Pacific Corp.	17,700	846,060

		4,808,905

Utilities — 2.5%
AES Corp. (The)*	114,800	945,952
American Water Works Co., Inc.	26,200	547,056
CMS Energy Corp.	3,400	34,374
Dominion Resources, Inc.	11,100	397,824
DPL, Inc.	15,300	349,452
DTE Energy Co.	16,600	592,122
Edison International	47,800	1,535,336
Headwaters, Inc.*	39,600	267,300
PPL Corp.	6,200	190,278

		4,859,694

Wireless Telecommunication Services
USA Mobility, Inc.*	3,000	34,710

TOTAL LONG-TERM INVESTMENTS
(cost $343,488,428)		249,902,432

SHORT-TERM INVESTMENTS — 2.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 2.0%
Dryden Core Investment Fund – Taxable Money Market Series (cost $3,919,435)(w) (Note 4)	3,919,435	3,919,435

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
0.005%	03/19/09	$50	$49,995
0.01%	06/11/09	600	600,000

TOTAL U.S. TREASURY OBLIGATIONS
(cost $649,728)		649,995

TOTAL SHORT-TERM INVESTMENTS
(cost $4,569,163)		4,569,430

TOTAL INVESTMENTS, BEFORE
SECURITIES SOLD SHORT — 128.4%
(cost $348,057,591)		254,471,862

	Shares

SECURITIES SOLD SHORT — (28.8)%
Advertising — (0.2)%
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	57,900	(356,085)

Aerospace & Defense — (0.3)%
BE Aerospace, Inc.*	84,600	(650,574)

Auto Parts & Equipment — (0.9)%
Goodyear Tire & Rubber Co. (The)*	76,000	(453,720)
O’Reilly Automotive, Inc.*	44,900	(1,380,226)

		(1,833,946)

Beverages — (0.4)%
Central European Distribution Corp.*	39,300	(774,210)

Biotechnology — (0.2)%
Illumina, Inc.*	18,200	(474,110)

Building Products — (0.1)%
Lennox International, Inc.	8,600	(277,694)

Business Services — (0.4)%
FTI Consulting, Inc.*	5,900	(263,612)
Navigant Consulting, Inc.*	39,600	(628,452)

		(892,064)

Cable — (0.1)%
Scripps Networks Interactive, Inc. (Class A Stock)	12,900	(283,800)

Capital Markets — (0.4)%
Lazard Ltd. (Class A Stock)	24,800	(737,552)

Chemicals — (1.1)%
Ecolab, Inc.	7,400	(260,110)
Huntsman Corp.	6,100	(20,984)
International Flavors & Fragrances, Inc.	28,700	(852,964)
Sensient Technologies Corp.	39,800	(950,424)

		(2,084,482)

Commercial / Industrial
Morningstar, Inc.*	2,200	(78,100)

SEE NOTES TO FINANCIAL STATEMENTS.
A224

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

SECURITIES SOLD SHORT		Value
(Continued)	Shares	(Note 2)

Commercial Services — (1.0)%
Iron Mountain, Inc.*	24,900	$(615,777)
Quanta Services, Inc.*	58,300	(1,154,340)
Ticketmaster Entertainment, Inc.*	42,500	(272,850)

		(2,042,967)

Computer Services & Software — (0.3)%
Electronic Arts, Inc.*	25,800	(413,832)
salesforce.com*	8,600	(275,286)

		(689,118)

Computers — (1.1)%
Cognizant Technology Solutions Corp. (Class A Stock)*	27,700	(500,262)
Jack Henry & Associates, Inc.	3,000	(58,230)
Red Hat, Inc.*	35,700	(471,954)
SRA International, Inc. (Class A Stock)*	63,900	(1,102,275)

		(2,132,721)

Construction — (0.7)%
Pulte Homes, Inc.	33,600	(367,248)
Toll Brothers, Inc.*	51,600	(1,105,788)

		(1,473,036)

Consumer Products & Services — (0.7)%
Church & Dwight Co., Inc.	5,500	(308,660)
Scotts Miracle-Gro Co. (The) (Class A Stock)	36,500	(1,084,780)

		(1,393,440)

Diversified — (0.5)%
Matthews International Corp. (Class A Stock)	26,300	(964,684)

Diversified Financial Services — (0.5)%
Affiliated Managers Group, Inc.*	8,300	(347,936)
NASDAQ OMX Group (The)*	22,300	(551,033)

		(898,969)

Education — (0.2)%
DeVry, Inc.	5,400	(310,014)

Electric — (0.3)%
NSTAR	3,200	(116,768)
Wisconsin Energy Corp.	11,000	(461,780)

		(578,548)

Electric Utilities — (0.1)%
MDU Resources Group, Inc.	7,500	(161,850)

Electronic Components — (0.5)%
AVX Corp.	21,000	(166,740)
Energizer Holdings, Inc.*	9,400	(508,916)
Hawaiian Electric Industries, Inc.	17,400	(385,236)

		(1,060,892)

Electronic Components & Equipment — (0.4)%
General Cable Corp.*	20,700	(366,183)
Molex, Inc.	23,700	(343,413)

		(709,596)

Electronics — (0.8)%
Amphenol Corp. (Class A Stock)	31,600	(757,768)
PerkinElmer, Inc.	54,800	(762,268)

		(1,520,036)

Energy Equipment & Services — (0.3)%
National Oilwell Varco, Inc.*	23,900	(584,116)

Engineering/Construction — (0.7)%
Aecom Technology Corp.*	45,300	(1,392,069)

Entertainment — (0.7)%
Macrovision Solutions Corp.*	90,900	(1,149,885)
Scientific Games Corp. (Class A Stock)*	15,000	(263,100)

		(1,412,985)

Environmental Services — (0.2)%
Mine Safety Appliances Co.	17,600	(420,816)

Food Products — (0.1)%
Lancaster Colony Corp.	3,300	(113,190)

Forest Products & Paper — (0.1)%
Rayonier, Inc.	4,600	(144,210)

Gas Distribution — (0.1)%
Vectren Corp.	4,500	(112,545)

Healthcare Products & Services — (0.1)%
WellCare Health Plans, Inc.*	9,800	(126,028)

Healthcare Services — (0.8)%
Laboratory Corp. of America Holdings*	12,700	(818,007)
Lincare Holdings, Inc.*	32,200	(867,146)

		(1,685,153)

Home Builders
NVR, Inc.*	100	(45,625)

Hotel / Resort & Entertainment Property — (0.2)%
Orient-Express Hotels Ltd. (Class A Stock) (Class A Stock) (Bermuda)	53,400	(409,044)

Insurance — (1.9)%
Arthur J. Gallagher & Co.	19,700	(510,427)
Fidelity National Financial, Inc. (Class A Stock)	89,100	(1,581,525)
First American Corp.	10,700	(309,123)
HCC Insurance Holdings, Inc.	8,300	(222,025)
Mercury General Corp.	23,000	(1,057,770)

		(3,680,870)

Iron / Steel
Nucor Corp.	1,300	(60,060)

SEE NOTES TO FINANCIAL STATEMENTS.
A225

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

SECURITIES SOLD SHORT		Value
(Continued)	Shares	(Note 2)

Lodging — (0.2)%
Las Vegas Sands Corp.*	67,800	$(402,054)

Machinery & Equipment — (0.1)%
SPX Corp.	5,000	(202,750)
Wabtec Corp.	2,000	(79,500)

		(282,250)

Manufacturing — (0.6)%
AptarGroup, Inc.	32,500	(1,145,300)

Miscellaneous Manufacturing — (0.1)%
Pall Corp.	2,000	(56,860)
Pentair, Inc.	2,500	(59,175)

		(116,035)

Oil & Gas
Nabors Industries Ltd. (Bermuda)*	3,300	(39,501)

Oil & Gas Equipment & Services — (0.3)%
Smith International, Inc.	28,500	(652,365)

Oil, Gas & Consumable Fuels — (2.8)%
Cabot Oil & Gas Corp.	33,900	(881,400)
Denbury Resources, Inc.*	13,500	(147,420)
Exterran Holdings, Inc.*	18,800	(400,440)
Global Industries Ltd.*	135,200	(471,848)
Nicor, Inc.	30,700	(1,066,518)
Petrohawk Energy Corp.*	67,900	(1,061,277)
Range Resources Corp.	30,900	(1,062,651)
SandRidge Energy, Inc.*	71,800	(441,570)

		(5,533,124)

Paper & Forest Products — (0.2)%
Weyerhaeuser Co.	11,500	(352,015)

Pharmaceuticals — (0.3)%
BioMarin Pharmaceutical, Inc.*	38,300	(681,740)

Printing & Publishing — (0.1)%
Washington Post Co. (The) (Class B Stock)	300	(117,075)

Real Estate Investment Trusts — (1.4)%
BRE Properties, Inc.	5,200	(145,496)
Digital Realty Trust, Inc.	28,800	(946,080)
Federal Realty Investment Trust	6,700	(415,936)
HCP, Inc.	28,400	(788,668)
Health Care REIT, Inc.	10,400	(438,880)
Kilroy Realty Corp.	1,900	(63,574)
Regency Centers Corp.	1,600	(74,720)

		(2,873,354)

Retail & Merchandising — (0.8)%
Brown & Brown, Inc.	30,400	(635,360)
Dick’s Sporting Goods, Inc.*	9,900	(139,689)
PetSmart, Inc.	17,900	(330,255)
Staples, Inc.	14,100	(252,672)
Tiffany & Co.	12,500	(295,375)

		(1,653,351)

Semiconductors — (0.5)%
NVIDIA Corp.*	124,600	(1,005,522)

Semiconductors & Semiconductor Equipment — (2.3)%
Applied Materials, Inc.	44,600	(451,798)
KLA-Tencor Corp.	46,800	(1,019,772)
Lam Research Corp.*	53,600	(1,140,608)
Micron Technology, Inc.*	168,300	(444,312)
Novellus Systems, Inc.*	35,900	(443,006)
Varian Semiconductor Equipment Associates, Inc.*	56,500	(1,023,780)

		(4,523,276)

Software — (0.2)%
ANSYS, Inc.*	17,000	(474,130)

Specialized Consumer Services — (0.2)%
Hillenbrand, Inc.	22,800	(380,304)

Telecommunications — (1.2)%
CommScope, Inc.*	51,000	(792,540)
Polycom, Inc.*	69,500	(938,945)
SBA Communications Corp. (Class A Stock)*	37,100	(605,472)

		(2,336,957)

Textiles, Apparel & Luxury Goods — (0.1)%
Timberland Co. (Class A Stock)*	8,600	(99,330)

Thrifts & Mortgage Finance — (0.2)%
People’s United Financial, Inc.	21,800	(388,694)

Transportation — (0.8)%
Alexander & Baldwin, Inc.	39,500	(989,870)
CSX Corp.	1,400	(45,458)
Kansas City Southern*	3,700	(70,485)
Werner Enterprises, Inc.	22,900	(397,086)

		(1,502,899)

Water
Aqua America, Inc.	3,600	(74,124)

TOTAL SECURITIES SOLD SHORT
(proceeds received $85,091,785)		(57,198,599)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.6%
(cost $262,965,806)		197,273,263
Other assets in excess of other liabilities(x) — 0.4%		886,965

NET ASSETS — 100.0%		$198,160,228

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund–Taxable Money Market Series.
(x)	Other assets in excess of liabilities includes net unrealized appreciation on futures contracts, as follows:

SEE NOTES TO FINANCIAL STATEMENTS.
A226

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Futures contracts open at December 31, 2008:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2008	Appreciation

Long Positions:
19	S&P 500
	Futures	Mar 09	$4,212,375	$4,275,475	$63,100
19	S&P Mid
	400 E-Mini	Mar 09	981,980	1,020,680	38,700

					$101,800

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices – Long	$253,821,867	$101,800
Level 1 – Quoted Prices – Short	(57,198,599)	—
Level 2 – Other Significant Observable Inputs	649,995	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$197,273,263	$101,800

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Oil, Gas & Consumable Fuels	12.1%
Pharmaceuticals	8.3
Insurance	5.6
Consumer Products & Services	3.8
Computers & Peripherals	3.8
Semiconductors	3.8
Diversified Telecommunication Services	3.3
Aerospace & Defense	3.2
Media	3.2
Chemicals	3.0
Commercial Banks	2.8
Biotechnology	2.8
Food & Staples Retailing	2.6
Beverages	2.5
Utilities	2.5
Computer Services & Software	2.4
Transportation	2.4
Real Estate Investment Trusts	2.4
Diversified Financial Services	2.3
Electronic Components	2.0
Commercial Services	2.0
Metals & Mining	2.0
Affiliated Money Market Mutual Fund	2.0
Financial – Bank & Trust	1.9
Medical Supplies & Equipment	1.9
Hotels, Restaurants & Leisure	1.9
Retail & Merchandising	1.8
Financial Services	1.8
Telecommunications	1.8
Healthcare Services	1.8
Tobacco	1.7
Internet Services	1.7
Oil & Gas	1.6
Communication Equipment	1.5
Conglomerates	1.5
Software	1.4
Electric	1.3
Machinery	1.3
Electric Utilities	1.2
Internet	1.1
Semiconductors & Semiconductor Equipment	1.1
Retail Apparel	0.9
Construction	0.9
Healthcare Providers & Services	0.9
Food Products	0.8
Multi-Utilities	0.8
Commercial Services & Supplies	0.8
Engineering/Construction	0.7
Household Durables	0.7
Gas Utilities	0.7
Airlines	0.6
Farming & Agriculture	0.6
Electronics	0.6
Healthcare Equipment & Supplies	0.6
Computer Hardware	0.6
Distribution/Wholesale	0.5
Agriculture	0.5
Clothing & Apparel	0.5
Household Products	0.5
Oil & Gas Exploration/Production	0.4
Environmental Control	0.4
Healthcare Products	0.4
Restaurants	0.4

SEE NOTES TO FINANCIAL STATEMENTS.
A227

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS
December 31, 2008

Industry (cont’d.)
Multi-Line Retail	0.4%
Miscellaneous Manufacturing	0.4
Miscellaneous Manufacturers	0.4
Automotive Parts	0.4
Automobile Manufacturers	0.3
U.S. Treasury Obligations	0.3
Retail – Auto Parts	0.3
Office Electronics	0.3
Independent Power Producers & Energy Traders	0.3
Leisure	0.3
Energy Equipment & Services	0.2
Thrifts & Mortgage Finance	0.2
Containers & Packaging	0.2
Machinery & Equipment	0.2
Internet Software & Services	0.2
Specialty Retail	0.2
Cable Television	0.2
Printing & Publishing	0.1
Iron / Steel	0.1
Banks	0.1
Investment Companies	0.1
Aerospace	0.1
Trading Companies & Distributors	0.1
Oil & Gas Services	0.1

128.4
Securities Sold Short	(28.8)
Other assets in excess of liabilities	0.4

100.0%

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $344,138,156)	$250,552,427
Affiliated investments (cost $3,919,435)	3,919,435
Cash	566,910
Dividends and interest receivable	634,006
Due from broker-variation margin	73,985
Receivable for fund share sold	48,657
Prepaid expenses	2,391

Total Assets	255,797,811

LIABILITIES:
Securities sold short, at value (proceeds received $85,091,785)	57,198,599
Payable for fund share repurchased	244,148
Advisory fees payable	86,313
Dividends payable on securities sold short	61,461
Accrued expenses and other liabilities	46,011
Shareholder servicing fees payable	1,051

Total Liabilities	57,637,583

NET ASSETS	$198,160,228

Net assets were comprised of:
Paid-in capital	$346,575,504
Retained earnings	(148,415,276)

Net assets, December 31, 2008	$198,160,228

Net asset value and redemption price per share, $198,160,228 / 24,076,570 outstanding shares of beneficial interest	$8.23

SEE NOTES TO FINANCIAL STATEMENTS.
A228

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income	$7,651,435
Affiliated dividend income	86,572
Affiliated income from securities lending, net	55,655
Unaffiliated interest income	5,280

7,798,942

EXPENSES
Advisory fees	2,404,743
Dividends on securities sold short	1,072,506
Shareholder servicing fees and expenses	235,881
Custodian and accounting fees	102,000
Loan interest expense (Note 7)	28,336
Shareholders’ reports	28,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Trustees’ fees	14,000
Legal fees and expenses	8,000
Insurance expenses	6,000
Miscellaneous	24,791

Total expenses	3,961,257

NET INVESTMENT INCOME	3,837,685

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(45,568,543)
Short sales transactions	15,184,486
Futures transactions	(1,727,900)

(32,111,957)

Net change in unrealized appreciation (depreciation) on:
Investments	(139,957,869)
Short sales	27,893,186
Futures	101,800

(111,962,883)

NET LOSS ON INVESTMENTS	(144,074,840)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(140,237,155)

STATEMENT OF CASH FLOWS
Year Ended December 31, 2008

INCREASE (DECREASE) IN CASH

CASH FLOWS PROVIDED FROM OPERATING
ACTIVITIES:
Interest and dividends received	$7,735,049
Operating expenses paid	(2,862,079)
Dividends paid on securities sold short	(1,011,045)
Purchases of long-term portfolio investments	(649,143,172)
Proceeds from disposition of short-term portfolio investments	61,169,449
Payment to broker of collateral	(58,510,146)
Proceeds from disposition of long-term portfolio investments	576,797,676
Net proceeds from cover of short sales	100,276,271
Net payment for future transactions	(1,700,085)
Decrease in other assets	(11,952)

NET CASH PROVIDED FROM OPERATING ACTIVITIES	32,739,966

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	164,626,469
Payment of shares redeemed	(196,799,525)
Proceeds from borrowings	68,303,619
Repayment of borrowings	(68,303,619)

NET CASH PROVIDED BY FINANCING ACTIVITIES	(32,173,056)

Net change in cash	566,910
Cash at beginning of year	—

CASH AT END OF YEAR	$566,910

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2008	December 31, 2007

OPERATIONS:
Net investment income	$3,837,685	$5,630,092
Net realized gain (loss) on investment transactions	(32,111,957)	38,840,804
Net change in unrealized appreciation (depreciation) on investments	(111,962,883)	(34,104,746)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(140,237,155)	10,366,150

DISTRIBUTIONS	(5,630,092)	(5,717,979)

FUND SHARE TRANSACTIONS:
Fund share sold [14,773,774 and 2,539,093 shares, respectively]	164,656,000	36,102,004
Fund share issued in reinvestment of distributions [443,664 and 416,156 shares, respectively]	5,630,092	5,717,979
Fund share repurchased [18,190,034 and 9,523,172 shares, respectively]	(196,933,100)	(134,035,619)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(26,647,008)	(92,215,636)

TOTAL DECREASE IN NET ASSETS	(172,514,255)	(87,567,465)
NET ASSETS:
Beginning of year	370,674,483	458,241,948

End of year	$198,160,228	$370,674,483

SEE NOTES TO FINANCIAL STATEMENTS.
A229

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 81.5%

COMMON STOCKS — 53.8%		Value
	Shares	(Note 2)

Australia — 0.9%
Adelaide Brighton Ltd.	182	$268
Aristocrat Leisure Ltd.	9,884	26,893
BHP Billiton Ltd.	5,896	125,256
Billabong International Ltd.	4,421	24,279
Caltex Australia Ltd.	11,012	55,647
Campbell Brothers Ltd.	1,406	17,352
Coca-Cola Amatil Ltd.	11,838	76,072
Cochlear Ltd.	707	27,389
Commonwealth Property Office Fund	88,988	73,368
Computershare Ltd.	6,620	36,173
CSL Ltd.	4,416	104,137
Felix Resources Ltd.	2,258	14,044
ING Industrial Fund	2,881	282
ING Office Fund	81,352	46,265
Leighton Holdings Ltd.	1,961	38,104
Macquarie DDR Trust	152,547	6,722
Macquarie Group Ltd.	3,164	64,214
Macquarie Office Trust	144,083	24,748
Orchard Industrial Property Fund	54,300	6,422
Qantas Airways Ltd.	52,988	97,619
QBE Insurance Group Ltd.	7,009	126,676
Sonic Healthcare Ltd.	3,694	37,634
Suncorp-Metway Ltd.	674	3,974
Sunland Group Ltd.	40,496	21,009
Tatts Group Ltd.	17,899	34,949
Watpac Ltd.	1,078	829
West Australian Newspapers Holdings Ltd.	5,973	23,189
Woodside Petroleum Ltd.	4,673	120,925
Woolworths Ltd.	7,215	134,532

		1,368,971

Austria — 0.3%
Andritz AG	2,039	51,471
OMV AG	3,603	93,756
Telekom Austria AG	7,875	112,750
Verbund - Oesterreichische Elektrizitaetswirtschafts AG (Class A Stock)	2,308	104,460
Vienna Insurance Group	2,269	76,075
Voestalpine AG	2,928	61,214

		499,726

Belgium — 0.6%
Anheuser-Busch InBev NV	10,956	252,503
Anheuser-Busch InBev NV (Coupon)*	8,752	49
Belgacom SA	3,957	150,326
Colruyt SA	401	85,702
Delhaize Group	2,166	133,079
Dexia NV/SA	6,942	30,879
Euronav NV	2,399	32,714
Fortis	7,724	9,974
KBC Ancora NPV	1,731	29,427
Mobistar SA	2,626	188,500
Tessenderlo Chemie NV	1,998	60,073

		973,226

Bermuda — 0.7%
Accenture Ltd. (Class A Stock)	4,600	150,834
Allied World Assurance Co. Holdings Ltd.	2,700	109,620
Aspen Insurance Holdings Ltd.	5,300	128,525
AXIS Capital Holdings Ltd.	5,600	163,072
Catlin Group Ltd.	15,366	95,771
Endurance Specialty Holdings Ltd.	3,600	109,908
Frontline Ltd.	2,200	62,838
IPC Holdings Ltd.(a)	2,500	74,750
Seadrill Ltd.	10,300	81,052
Validus Holdings Ltd.	2,900	75,864

		1,052,234

Brazil — 0.4%
AES Tiete SA (PRFC Shares)	3,200	20,377
Bradespar SA (PRFC Shares)	1,700	13,982
Brasil Telecom Participacoes SA, ADR	700	27,041
Braskem SA, ADR	1,800	8,694
Centrais Eletricas Brasileiras SA (PRFC B Shares)	2,700	27,996
Centrais Eletricas de Santa Catarina SA (PRFC B Stock)	1,000	14,966
Cia de Concessoes Rodoviarias	6,200	62,824
Cia de Gas de Sao Paulo (PRFC A Shares)	800	11,345
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	800	19,368
Cia Energetica de Minas Gerais (PRFC Shares)	1,900	25,885
Cia Energetica de Minas Gerais, ADR	4,200	57,708
Cia Paranaense de Energia, ADR	1,200	12,648
CPFL Energia SA	3,500	45,251
EDP - Energias do Brasil SA	1,500	14,537
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (PRFC B Shares)	2,700	29,524
Light SA	3,900	36,558
Natura Cosmeticos SA	3,000	24,430
Petroleo Brasileiro SA (PRFC Shares)	3,100	30,362
Souza Cruz SA	1,464	27,685
Telecomunicacoes de Sao Paulo SA, ADR	3,700	71,817
Tractebel Energia SA	4,000	31,818
Usinas Siderurgicas de Minas Gerais SA (PRFC A Shares)	3,400	38,665

		653,481

Canada — 2.0%
AGF Management Ltd. (Class B Stock)	5,700	43,864
Baytex Energy Trust	4,000	47,800
BCE, Inc.	3,500	71,247
Bonavista Energy Trust	3,400	46,821
Boralex Power Income Fund	7,200	18,547
Canadian National Railway Co.	2,600	94,312
Canadian Oil Sands Trust	5,700	97,424

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Canada (cont’d.)
Celestica, Inc.*	10,900	$49,887
CML Healthcare Income Fund	6,800	70,782
Davis & Henderson Income Fund	3,700	50,322
Empire Co. Ltd. (Class A Stock)	500	19,741
Enbridge, Inc.	2,800	89,727
Energy Savings Income Fund	8,300	58,762
Enerplus Resources Fund	5,500	107,690
First Quantum Minerals Ltd.	600	8,559
Fort Chicago Energy Partners LP (Class A Stock)	7,700	45,034
GAZ Metro LP	2,400	25,565
George Weston Ltd.	2,800	135,974
Gildan Activewear, Inc.*	1,100	12,644
Great-West Lifeco, Inc.	4,900	82,163
Husky Energy, Inc.	11,300	282,569
Imperial Oil Ltd.	4,300	142,776
Industrial Alliance Insurance and Financial Services, Inc.	2,800	52,870
Keyera Facilities Income Fund	3,700	53,379
Manitoba Telecom Services, Inc.	3,100	90,351
Manulife Financial Corp.	6,300	106,148
Methanex Corp.	4,500	49,939
Nexen, Inc.	4,800	83,402
Pason Systems, Inc.	1,900	21,624
Pengrowth Energy Trust	10,900	82,556
Petro-Canada	5,100	110,386
Potash Corp. of Saskatchewan	700	50,772
Power Corp. of Canada	5,600	101,703
Power Financial Corp.	4,500	87,120
Research In Motion Ltd.*	3,500	140,340
Ritchie Bros. Auctioneers, Inc.	1,100	23,399
Rogers Communications, Inc. (Class B Stock)	3,400	100,774
Royal Bank of Canada	1,700	49,712
Shaw Communications, Inc. (Class B Stock)	5,900	103,280
Shoppers Drug Mart Corp.	2,700	105,091
Sierra Wireless, Inc.*	2,500	14,318
Teck Cominco Ltd. (Class B Stock)(a)	2,300	11,316
TELUS Corp.	2,800	84,306
Toromont Industries Ltd.	2,400	44,695
Vermilion Energy Trust	2,000	40,810
Wajax Income Fund	1,700	29,056

		3,239,557

Cayman Islands
Herbalife Ltd.(a)	900	19,512

Chile — 0.2%
Administradora de Fondos de Pensiones Provida SA, ADR	700	9,548
Almendral SA	462,656	34,123
Banco Santander Chile	898,851	29,028
Banco Santander Chile, ADR(a)	1,300	45,539
Cia Cervecerias Unidas SA	4,987	28,173
Cia Cervecerias Unidas SA, ADR	900	23,535
CorpBanca SA	7,622,622	30,144
Embotelladora Andina SA (PRFC B Shares)	9,791	21,894
Empresa Nacional de Telecomunicaciones SA	9,250	100,157
Lan Airlines SA	4,094	34,692

		356,833

China — 0.1%
Bank of China Ltd. (Class H Stock)	220,000	60,616
Industrial & Commercial Bank of China Ltd. (Class H Stock)	118,000	62,648

		123,264

Czech Republic
CEZ A/S	1,463	59,453

Denmark — 0.2%
Amagerbanken A/S	850	3,096
Coloplast A/S	625	42,545
Danske Bank A/S	6,800	66,036
Novo Nordisk A/S (Class B Stock)	2,675	135,382
Novozymes A/S (Class B Stock)	850	66,354
Rockwool International A/S (Class B Stock)	490	26,995
William Demant Holding*	1,100	44,886

		385,294

Finland — 0.3%
Elisa Oyj	5,660	96,772
Konecranes Oyj	1,715	28,798
Neste Oil Oyj	5,657	83,196
Nokia Oyj	5,987	92,377
Outokumpu Oyj	4,991	57,444
Poyry Oyj	1,312	14,262
Rautaruukki Oyj	4,202	71,026

		443,875

France — 2.0%
Affine SA	503	9,089
Air Liquide SA	1,593	144,929
AXA SA	5,136	113,122
Beneteau SA	2,564	24,058
BioMerieux SA	578	48,207
Bouygues SA	2,287	96,007
Carrefour SA	2,648	101,297
Christian Dior SA	1,590	88,960
Cie de Saint-Gobain	2,101	98,114
Ciments Francais SA	1,089	91,310
CNP Assurances	875	63,077
Eiffage SA	1,298	67,426
Eramet	243	46,614
Essilor International SA	2,319	108,214
Euler Hermes SA	2,576	125,577
France Telecom SA	8,727	242,134
Hermes International	670	93,133
Icade	730	60,377
Iliad SA	597	51,451

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

France (cont’d.)
Imerys SA	1,369	$61,837
Ipsen SA	1,428	55,560
L’Oreal SA	1,764	152,762
Lafarge SA	1,159	69,840
LVMH Moet Hennessy Louis Vuitton SA	1,768	117,400
Natixis SA	28,158	48,926
Neopost SA	558	50,285
Parrot SA*	1,430	8,547
Renault SA	1,303	33,598
Sa des Ciments Vicat	798	41,486
Sanofi-Aventis SA	2,305	145,464
Schneider Electric SA	989	72,862
SCOR SE	7,133	162,262
Sechilienne-Sidec	674	29,981
Societe de la Tour Eiffel	461	21,531
Societe Des Autoroutes Paris-Rhin-Rhone	665	45,988
Sopra Group SA	708	24,564
Total Gabon	120	28,857
Total SA	5,024	271,732
Vallourec	276	31,076

		3,147,654

Germany — 1.1%
BASF SE	5,813	224,068
Bayer AG	1,657	95,703
Bilfinger Berger AG	1,390	72,108
Continental AG*	1,495	151,848
Deutsche Lufthansa AG	5,213	81,086
Deutsche Post AG	4,640	76,817
Dyckerhoff AG (PRFC Stock)	462	25,637
Elringklinger AG	1,797	17,361
EnBW Energie Baden-Wuerttemberg AG	939	49,208
Fuchs Petrolub AG (PRFC Stock)	365	17,251
Hannover Rueckversicherung AG	3,604	112,719
Homag Group AG	1,754	24,845
Indus Holding AG	2,264	42,171
Lanxess AG	4,063	77,544
Leoni AG	1,816	32,791
MAN AG	1,131	60,873
MTU Aero Engines Holding AG	1,959	53,318
Muenchener Rueckversicherungs AG	939	144,883
Norddeutsche Affinerie AG	1,954	76,052
Rational AG	159	18,654
Salzgitter AG	1,611	123,165
SAP AG	3,949	138,550
Sixt AG	1,553	25,041
Takkt AG	2,718	30,225
Wincor Nixdorf AG	1,021	47,843

		1,819,761

Greece — 0.2%
Alpha Bank A.E.	5,557	51,754
EFG Eurobank Ergasias SA	3,192	25,291
Hellenic Telecommunications Organization SA	7,099	117,429
Motor Oil Hellas Corinth Refineries SA	7,620	80,924
National Bank of Greece SA	2,515	46,147
OPAP SA	2,370	68,128

		389,673

Guernsey — 0.6%
HSBC Infrastructure Co. Ltd., ETF	609,349	1,007,507

Hong Kong — 1.7%
Agile Property Holdings Ltd.	58,000	30,632
Allied Properties HK Ltd.	64,000	6,258
ASM Pacific Technology Ltd.	8,000	26,367
China Mobile Ltd.	13,000	131,900
China Overseas Land & Investment Ltd.	58,000	81,440
China Unicom Ltd.	84,000	102,146
Chinese Estates Holdings Ltd.	75,000	85,809
CLP Holdings Ltd.	19,843	134,907
CNPC Hong Kong Ltd.	40,000	12,534
Dairy Farm International Holdings Ltd.	19,800	84,546
Esprit Holdings Ltd.	9,900	56,414
First Pacific Co.	170,000	59,351
Great Eagle Holdings Ltd.	37,000	41,400
Guoco Group Ltd.	15,000	87,895
GZ1 Real Estate Investment Trust	68,000	15,761
Hang Seng Bank Ltd.	6,300	83,176
Hengan International Group Co. Ltd.	16,000	51,629
Hong Kong & China Gas Co. Ltd.	68,000	103,120
Hong Kong Aircraft Engineerg Co. Ltd.	2,400	19,824
Hong Kong Exchanges and Clearing Ltd.	8,700	83,528
Hongkong Chinese Ltd.	254,000	23,135
Hongkong Electric Holdings Ltd.	23,500	132,305
Hongkong Land Holdings Ltd.	29,000	71,920
Hopewell Holdings Ltd.	53,000	175,835
Hopson Development Holdings Ltd.	60,000	43,839
Hysan Development Co. Ltd.	39,000	63,412
Jardine Matheson Holdings Ltd.	12,844	237,614
Jardine Strategic Holdings Ltd.	10,000	104,000
Kingboard Chemical Holdings Ltd.	30,500	55,286
Kowloon Development Co. Ltd.	67,000	25,440
New World China Land Ltd.	65,200	19,995
Norstar Founders Group Ltd.	84,000	10,338
Orient Overseas International Ltd.	26,000	58,300
Pacific Basin Shipping Ltd.	85,000	39,129
Pico Far East Holdings Ltd.	226,000	12,102
Ports Design Ltd.	13,000	15,860
Singamas Container Holdings Ltd.	112,000	6,909
Sun Hung Kai & Co. Ltd.	26,000	13,154
Swire Pacific Ltd. (Class A Stock)	10,000	69,272
Texwinca Holdings Ltd.	58,000	24,696
TPV Technology Ltd.	38,000	12,358
Transport International Holdings Ltd.	37,600	93,656

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Hong Kong (cont’d.)
VTech Holdings Ltd.	18,000	$76,256

		2,683,448

Indonesia — 0.1%
Astra International Tbk PT	34,000	33,415
Bumi Resources Tbk PT	91,000	7,676
Gudang Garam Tbk PT	33,500	13,196
International Nickel Indonesia Tbk PT	349,000	63,542
Telekomunikasi Indonesia Tbk PT	52,000	33,234
United Tractors Tbk PT	31,500	13,172

		164,235

Ireland — 0.2%
Allied Irish Banks PLC	14,704	35,564
Anglo Irish Bank Corp. PLC (ISE)	2,500	594
Anglo Irish Bank Corp. PLC (XLON)	20,646	4,664
Bank of Ireland	22,441	26,515
CRH PLC	1,655	41,617
DCC PLC	3,750	53,691
FBD Holdings PLC	2,772	4,855
Kerry Group PLC (Class A Stock)	3,335	61,424
Total Produce PLC	26,487	8,744
United Drug PLC	6,558	19,759

		257,427

Israel — 0.3%
Bank Leumi Le-Israel BM	27,152	56,791
Bezeq Israeli Telecommunication Corp. Ltd.	16,453	27,008
Clal Industries and Investments	6,647	14,343
Clal Insurance Enterprise Holdings Ltd.	1,380	7,373
Delek Automotive Systems Ltd.	2,730	14,022
Discount Investment Corp.	1,630	12,511
Gazit Globe Ltd.	5,566	25,480
Harel Insurance Investments & Finances Ltd.	624	15,695
Israel Chemicals Ltd.	3,046	21,210
Mizrahi Tefahot Bank Ltd.	8,018	41,289
Oil Refineries Ltd.	53,391	13,429
Partner Communications Co.	2,791	45,445
Partner Communications, ADR	3,900	64,350
Shufersal Ltd.	10,243	34,442

		393,388

Italy — 1.2%
A2A SpA	36,285	64,107
Assicurazioni Generali SpA	5,514	149,385
Banca Monte dei Paschi di Siena SpA	15,687	33,275
Banca Popolare dell’Emilia Romagna Scrl	7,260	98,899
Banca Popolare di Milano Scarl	16,166	93,987
Buzzi Unicem SpA	5,582	89,852
Edison SpA	46,666	58,057
Enel SpA	14,683	92,304
ENI SpA	8,211	191,065
ERG SpA	6,628	78,405
Esprinet SpA	5,721	26,064
Fiat SpA	7,662	48,886
Geox SpA	5,516	33,469
Indesit Co. SpA	5,973	35,619
Italcementi SpA	6,487	81,020
Italmobiliare SpA	1,222	48,394
Mediaset SpA	22,053	124,228
Prima Industrie SpA	919	11,976
Recordati SpA	21,729	116,740
Saipem SpA	4,534	74,495
Saras SpA	20,697	69,048
Telecom Italia SpA	68,094	108,852
Tod’s SpA	928	38,815
UniCredit SpA	32,448	78,707

		1,845,649

Japan — 7.0%
ABC-Mart, Inc.	500	18,284
ADEKA Corp.	10,900	80,373
Aeon Mall Co. Ltd.	2,400	46,396
Aichi Corp.	6,900	26,932
Aisin Seiki Co. Ltd.	11,700	167,575
Amada Co. Ltd.	16,000	77,818
Amano Corp.	6,100	47,736
Aoyama Trading Co. Ltd.	5,200	82,839
Astellas Pharma, Inc.	6,900	282,433
Atrium Co. Ltd.	5,300	17,968
Bando Chemical Industries Ltd.	10,000	24,116
Brother Industries Ltd.	9,900	59,060
Canon Finetech, Inc.	4,600	49,790
Canon Marketing Japan, Inc.	6,800	109,500
Canon, Inc.	4,700	148,918
Central Glass Co. Ltd.	15,000	60,672
Central Japan Railway Co.	14	121,417
CKD Corp.	6,200	23,898
Crescendo Investment Corp.	14	15,673
Daifuku Co. Ltd.	6,000	35,007
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	10,000	27,958
Denso Corp.	7,000	118,611
DIC Corp.	48,000	101,269
Disco Corp.	1,200	24,931
Dowa Holdings Co. Ltd.	15,000	55,445
Excel Co. Ltd.	2,400	21,995
Exedy Corp.	1,800	18,031
Fanuc Ltd.	900	64,505
Fast Retailing Co. Ltd.	300	44,020
Fuji Electronics Co. Ltd.	3,500	29,181
Fuji Machine Manufacturing Co. Ltd.	3,000	25,767
Fujitsu Ltd.	29,000	140,998
Furukawa Co. Ltd.	23,000	23,750
Furukawa-Sky Aluminum Corp.	23,000	55,390
Furusato Industries Ltd.	700	7,494
Gulliver International Co. Ltd.	1,350	23,205
Hankyu Reit, Inc.	7	32,758
Hino Motors Ltd.	23,000	47,407
Hisamitsu Pharmaceutical Co., Inc.	1,700	69,492
Hitachi Cable Ltd.	23,000	51,639
Hitachi Chemical Co. Ltd.	4,100	42,592

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Japan (cont’d.)
Hitachi High-Technologies Corp.	7,200	$115,300
Hitachi Ltd.	26,000	100,904
Honda Motor Co. Ltd.	8,700	185,299
Ibiden Co. Ltd.	2,300	47,688
ITC Networks Corp.	18	29,803
ITOCHU Corp.	14,000	70,631
Itochu Enex Co. Ltd.	9,700	68,620
Japan General Estate Co. Ltd. (The)	6,700	10,556
Japan Real Estate Investment Corp., REIT	7	62,532
JFE Holdings, Inc.	2,800	74,412
JSR Corp.	4,600	51,751
JTEKT Corp.	11,300	88,063
Jupiter Telecommunications Co. Ltd.	104	108,247
Kakaku.Com, Inc.	5	19,458
Kanamoto Co. Ltd.	4,000	14,509
Kanto Auto Works Ltd.	2,800	32,099
Kawai Musical Instruments Manufacturing Co. Ltd.	15,000	14,200
Kawasaki Kisen Kaisha Ltd.	22,000	103,181
Keihin Corp.	5,100	37,160
Kirindo Co. Ltd.	3,200	17,679
Komatsu Ltd.	8,100	103,328
Komori Corp.	3,800	41,761
Konica Minolta Holdings, Inc.	14,000	108,932
Kuroda Electric Co. Ltd.	2,600	24,464
Makino Milling Machine Co. Ltd.	9,000	24,522
Marubeni Corp.	30,000	114,857
McDonald’s Holdings Co. Japan Ltd.	3,000	60,038
Misumi Group, Inc.	2,500	29,794
Mitsubishi Chemical Holdings Corp.	29,500	130,717
Mitsubishi Corp.	3,900	55,240
Mitsubishi Electric Corp.	18,000	112,802
Mitsubishi Materials Corp.	35,000	88,588
Mitsui & Co. Ltd.	13,000	133,645
Mitsui Chemicals, Inc.	33,000	122,630
Mitsui Engineering & Shipbuilding Co. Ltd.	29,000	48,851
Mitsui Fudosan Co. Ltd.	7,000	116,706
Mitsui Mining & Smelting Co. Ltd.	23,000	48,792
Mitsui O.S.K. Lines Ltd.	30,000	185,409
Mizuho Trust & Banking Co. Ltd.	46,000	58,361
Mochida Pharmaceutical Co. Ltd.	3,000	36,251
Namura Shipbuilding Co. Ltd.	4,700	17,195
NEC Corp.	39,000	131,943
NEC Fielding Ltd.	4,000	54,098
NEC Mobiling Ltd.	2,100	33,357
Nidec Corp.	1,500	58,664
Nihon Dempa Kogyo Co. Ltd.	2,400	28,359
Nihon Eslead Corp.	2,600	14,305
Nikon Corp.	4,000	48,010
Nippon Building Fund, Inc.	6	65,951
Nippon Mining Holdings, Inc.	24,000	104,140
Nippon Oil Corp.	29,000	147,041
Nippon Pillar Packing Co. Ltd.	4,000	14,128
Nippon Residential Investment Corp.	23	21,059
Nippon Telegraph & Telephone Corp.	22	119,724
Nippon Thompson Co. Ltd.	6,000	25,172
Nippon Yakin Kogyo Co. Ltd.	6,500	18,563
Nippon Yusen Kabushiki Kaisha	12,000	73,977
Nissan Motor Co. Ltd.	29,800	107,209
Nissan Shatai Co. Ltd.	8,000	48,705
Nisshin Steel Co. Ltd.	36,000	74,196
Nitori Co. Ltd.	900	70,039
Nittetsu Mining Co. Ltd.	11,000	33,936
Nitto Denko Corp.	2,700	51,688
NSK Ltd.	20,000	75,533
NTN Corp.	23,000	69,501
NTT DoCoMo, Inc.	71	139,750
Okabe Co. Ltd.	6,500	29,799
OKK Corp.	10,000	11,677
Oracle Corp. Japan	1,400	60,639
Otsuka Corp.	600	27,328
Otsuka Kagu Ltd.	2,500	16,314
Pacific Holdings Co.*	119	19,926
Pacific Metals Co. Ltd.	5,000	25,183
Pal Co. Ltd.	1,600	15,479
Panasonic Corp.	6,000	73,753
Point, Inc.	260	14,331
Premier Investment Corp.	17	53,832
Press Kogyo Co. Ltd.	9,000	12,352
Ricoh Co. Ltd.	12,000	153,801
Roland Corp.	2,200	29,553
Ryobi Ltd.	13,000	26,524
Ryoden Trading Co. Ltd.	4,000	23,020
Ryosan Co. Ltd.	4,600	110,223
Sakai Chemical Industry Co. Ltd.	15,000	40,805
Sakata INX Corp.	6,000	21,234
Sanei-International Co. Ltd.	2,400	23,688
Sankyu, Inc.	5,000	18,435
Sanshin Electronics Co. Ltd.	5,400	48,386
Sanwa Holdings Corp.	17,000	65,386
Sanyo Denki Co. Ltd.	7,000	17,074
Sapporo Hokuyo Holdings, Inc.	23	88,549
Seiko Epson Corp.	5,000	79,560
Shimamura Co. Ltd.	600	46,323
Shin-Etsu Chemical Co. Ltd.	3,000	138,455
Shinko Shoji Co. Ltd.	2,900	27,769
Shiseido Co. Ltd.	5,000	102,824
Showa Shell Sekiyu KK	13,100	129,820
Siix Corp.	3,600	11,488
SRI Sports Ltd.	34	32,246
Stanley Electric Co. Ltd.	3,200	33,788
Sumikin Bussan Corp.	11,000	27,266
Sumitomo Corp.	3,300	29,269
Sumitomo Electric Industries Ltd.	26,500	205,142
Sumitomo Metal Mining Co. Ltd.	15,000	160,464
Sundrug Co. Ltd.	1,300	36,115
Sysmex Corp.	1,000	36,443
Tact Home Co. Ltd.	53	16,353
Taiheiyo Cement Corp.	58,000	111,812
Taiho Kogyo Co. Ltd.	3,100	14,694
Takata Corp.	3,800	26,931

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Japan (cont’d.)
Takeuchi Manufacturing Co. Ltd.	1,100	$10,559
Terumo Corp.	2,300	107,745
Toho Zinc Co. Ltd.	11,000	26,919
Tokai Rika Co. Ltd.	7,700	67,417
Tokio Marine Holdings, Inc.	1,100	32,592
Tokyo Electron Ltd.	5,900	207,701
Topy Industries Ltd.	20,000	35,810
Tosoh Corp.	13,000	32,086
Toyo Kohan Co. Ltd.	13,000	55,270
Toyo Shutter Co. Ltd.	900	6,751
Toyoda Gosei Co. Ltd.	3,100	36,502
Toyota Auto Body Co. Ltd.	5,400	79,127
Toyota Boshoku Corp.	4,000	32,592
Toyota Motor Corp.	8,100	267,772
Toyota Tsusho Corp.	8,900	95,816
Trend Micro, Inc.*	1,500	52,684
TS Tech Co. Ltd.	3,700	21,787
Tsudakoma Corp.	9,000	9,411
Ube Industries Ltd.	13,000	36,519
Unicharm Petcare Corp.	500	18,596
USS Co. Ltd.	970	51,472
Watami Co. Ltd.	900	23,218
Yahoo! Japan Corp.	214	87,807
Yamaha Motor Co. Ltd.	11,700	123,111
Yamato Kogyo Co. Ltd.	1,400	37,890
Yamazen Corp.	7,700	29,358
Yaskawa Electric Corp.	5,000	20,195
Yodogawa Steel Works Ltd.	15,000	62,593
Yokohama Rubber Co. Ltd. (The)	23,000	115,420

		11,145,639

Luxembourg
Oriflame Cosmetics SA	825	23,525

Malaysia — 0.2%
Berjaya Sports Toto Bhd	23,200	32,133
British American Tobacco Malaysia Bhd	2,100	27,036
Digi.Com Bhd	10,400	65,617
Nestle Malaysia Bhd	2,300	17,948
Petronas Dagangan Bhd	38,800	80,866
Shell Refining Co. Federation of Malaya Bhd	3,400	7,966
Tanjong PLC	11,100	42,797
Tenaga Nasional Bhd	22,542	40,884
YTL Power International Bhd	1	1

		315,248

Mexico — 0.2%
America Movil SAB de CV (Class L Stock), ADR	800	24,792
Carso Global Telecom SAB de CV*	6,800	26,466
Cemex SAB de CV, ADR*(a)	8,300	75,862
Grupo Aeroportuario del Pacifico SA de CV, ADR	800	18,416
Grupo Bimbo SAB de CV (Class A Stock)	5,200	21,891
Grupo Carso SAB de CV (Class A Stock)	12,800	33,737
Grupo Mexico SAB de CV (Class B Stock)	136,608	87,793
Grupo Televisa SA, ADR	2,500	37,350
Telefonos de Mexico SAB de CV, ADR	2,900	60,726

		387,033

Netherlands — 0.8%
Fugro NV	1,661	47,297
ING Groep NV, ADR	8,789	89,552
Koninklijke DSM NV	5,080	129,401
Koninklijke KPN NV	10,225	147,533
OCE NV	6,309	27,537
Randstad Holdings NV	4,461	90,225
Royal Dutch Shell PLC	10,437	270,855
Royal Dutch Shell PLC (Class B Stock)	9,670	239,967
Schlumberger Ltd.	3,600	152,388
SNS Reaal	9,507	51,803
USG People NV	3,379	43,306

		1,289,864

New Zealand
Kiwi Income Property Trust	62,603	37,010
New Zealand Oil & Gas Ltd.	36,616	27,334

		64,344

Norway — 0.3%
ABG Sundal Collier Holding ASA	40,000	22,279
Aker Solutions ASA	3,000	19,280
Atea ASA*	6,600	15,647
StatoilHydro ASA	16,750	272,465
Telenor ASA	22,400	148,115

		477,786

Panama
Banco Latinoamericano de Exportaciones SA	1,400	20,104

Philippines — 0.1%
First Gen Corp.*	38,900	8,284
Globe Telecom, Inc.	5,280	86,090
International Container Term Services, Inc.	46,800	12,907
Metropolitan Bank & Trust	80,700	40,461
Philippine Long Distance Telephone Co., ADR	1,000	46,950

		194,692

Poland — 0.1%
KGHM Polska Miedz SA	2,446	23,213
Telekomunikacja Polska SA	13,122	85,030

		108,243

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Portugal — 0.1%
Portugal Telecom SGPS SA	14,503	$122,370

Puerto Rico
W Holding Co., Inc.	678	6,983

Russia
Mobile Telesystems OJSC, ADR	800	21,344

Singapore — 0.5%
Ascendas Real Estate
Investment Trust	34,000	32,709
CapitaCommercial Trust	69,000	43,400
Hong Leong Finance Ltd.	13,000	18,642
Jardine Cycle & Carriage Ltd.	16,000	106,410
MobileOne Ltd.	23,000	23,747
Neptune Orient Lines Ltd.	49,000	38,506
Parkway Holdings Ltd.	25,000	21,666
Singapore Airlines Ltd.	13,000	102,244
Singapore Exchange Ltd.	13,000	46,309
Singapore Petroleum Co. Ltd.	29,611	46,939
Singapore Post Ltd.	86,000	47,584
Singapore Technologies Engineering Ltd.	50,000	82,800
SMRT Corp. Ltd.	29,000	33,361
Suntec Real Estate Investment Trust	84,000	41,758
United Industrial Corp. Ltd.	39,000	28,630
UOL Group Ltd.	55,000	85,602
Venture Corp. Ltd.	15,000	45,878

		846,185

South Africa
Aquarius Platinum Ltd.	3,015	7,979

South Korea — 0.2%
GS Home Shopping, Inc.*	466	17,703
Hyundai Marine & Fire Insurance Co. Ltd.	1,860	21,441
KB Financial Group, Inc.*	1,276	34,140
KISCO Corp.*	437	10,748
KISCO Holdings Co. Ltd.*	132	3,718
Korea Exchange Bank*	6,380	32,852
Korea Zinc Co. Ltd.*	413	24,633
LG Corp.*	1,934	67,165
Pusan Bank*	3,390	16,079
S-Oil Corp.	1,898	93,802
S1 Corp.	765	32,797
Sejong Industrial Co. Ltd.*	1,800	4,316
Uangel Corp.*	1,940	8,594
Woongjin Coway Co. Ltd.*	1,750	37,529

		405,517

Spain — 1.0%
Antena 3 de Television SA	8,811	52,543
Banco Bilbao Vizcaya Argentaria SA	3,166	38,112
Banco Popular Espanol SA	8,348	70,553
Criteria Caixacorp SA	19,264	74,442
Enagas	2,021	43,712
Gas Natural SDG SA	2,921	78,324
Gestevision Telecinco SA	12,629	132,540
Inditex SA	3,199	139,317
Indra Sistemas SA	2,819	63,441
Mapfre SA	78,418	261,611
Promotora de Informaciones SA	9,763	30,671
Prosegur Cia de Seguridad SA	863	28,107
Red Electrica Corp. SA	1,536	76,864
Repsol YPF SA	4,704	98,736
Telefonica SA	12,108	266,766
Tubacex SA	3,036	9,917
Zardoya Otis SA	3,633	64,085

		1,529,741

Sweden — 0.7%
Alfa Laval AB	5,600	47,800
Atlas Copco AB (Class A Stock)	7,200	60,774
Axfood AB	2,900	61,426
BE Group AB	4,800	11,897
Boliden AB	10,400	23,409
Electrolux AB (Class B Stock)	10,400	87,785
Hennes & Mauritz AB (Class B Stock)	3,800	146,802
Klovern AB	15,500	35,673
Kungsleden AB	10,200	69,651
Sandvik AB	4,400	27,264
Scania AB	11,800	116,016
Skanska AB	8,200	80,362
SKF AB	15,800	154,345
Swedbank AB (Class A Stock)	5,900	33,126
Teliasonera AB	18,000	88,544
Volvo AB	10,000	55,261

		1,100,135

Switzerland — 1.4%
ABB Ltd.*	9,774	143,072
Actelion Ltd.*	824	45,986
Alcon, Inc.	1,600	142,704
Atel Holding AG*	136	68,361
Basellandschaftliche Kantonalbank	13	11,909
Bucher Industries AG	205	20,224
EMS-Chemie Holding AG	485	40,327
Geberit AG	623	66,201
Holcim Ltd.	5,104	289,163
Kuehne & Nagel International AG	1,428	90,629
Kuoni Reisen Holding AG	237	80,162
Lindt & Spruengli AG	2	42,467
Logitech International SA*	1,572	24,178
Nestle SA	2,840	111,001
Nobel Biocare Holding AG	1,981	39,867
Roche Holding AG	971	148,248
SGS SA	97	100,249
Sika AG	28	23,676
Sonova Holding AG	704	42,001
Straumann Holding AG	290	50,543
Swatch Group AG (The)	486	66,575
Swiss Life Holding*	615	41,834
Swiss Reinsurance	1,494	70,605
Swisscom AG	476	151,832

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Switzerland (cont’d.)
Synthes, Inc.	1,037	$129,972
Zurich Financial Services AG	746	159,104

		2,200,890

Taiwan — 0.6%
Advanced Semiconductor Engineering, Inc.	61,735	22,324
Advanced Semiconductor Engineering, Inc., ADR	24,641	43,368
Alpha Networks, Inc.	32,000	18,603
Asia Polymer	28,000	12,712
Asustek Computer, Inc.	34,090	38,471
AU Optronics Corp.	47,250	35,819
AU Optronics Corp., ADR(a)	5,564	42,731
Chung Hung Steel Corp.	31,000	9,706
Compal Electronics, Inc.	109,445	57,864
Evergreen Marine Corp. Taiwan Ltd.	42,000	19,870
Formosa Petrochemical Corp.	52,000	107,921
Greatek Electronics, Inc.	25,440	14,659
HannStar Display Corp.	81,699	10,735
High Tech Computer Corp.	3,000	30,114
Himax Technologies, Inc., ADR	8,800	14,080
Hung Sheng Construction Co. Ltd.	34,000	8,537
Inventec Co. Ltd.	73,000	20,685
KGI Securities Co. Ltd.	62,000	20,204
L&K Engineering Co. Ltd.	15,000	7,749
MediaTek, Inc.	80	541
Mitac Technology Corp.	35,000	15,305
Nan Ya Printed Circuit Board Corp.	14,000	29,654
Novatek Microelectronics Corp. Ltd.	15,143	14,463
O-TA Precision Industry Co. Ltd.	12,000	11,467
Quanta Computer, Inc.	80,340	85,237
Quanta Storage, Inc.	16,000	11,494
Siliconware Precision Industries Co.	9,100	40,586
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	4,900	38,710
Tripod Technology Corp.	14,000	13,818
Ttet Union Corp.	20,000	15,047
U-Ming Marine Transport Corp.	20,000	24,144
Universal Scientific Industrial Co. Ltd.	61,123	14,834
USI Corp.	58,000	17,675

		869,127

Thailand — 0.1%
Bangkok Bank PCL	6,000	12,153
Banpu PCL	800	5,341
IRPC PCL	310,300	18,557
PTT PCL	17,600	87,039
Thai Oil PCL	38,400	26,421

		149,511

Turkey
Enka Insaat ve Sanayi A/S	—	1

United Kingdom — 2.0%
Admiral Group PLC	3,030	39,643
Aggreko PLC	2,220	14,227
Amlin PLC	20,841	107,122
Antofagasta PLC	6,587	40,297
AstraZeneca PLC	6,308	254,576
Aveva Group PLC	982	8,048
Barclays PLC	30,945	68,250
Beazley Group PLC	32,274	62,875
BG Group PLC	9,114	125,402
BP PLC	18,748	141,783
British Airways PLC	20,583	53,179
British American Tobacco PLC	5,242	135,661
BT Group PLC	41,794	81,241
Capita Group PLC (The)	7,244	76,863
Carnival PLC	3,601	78,126
Centrica PLC	49,319	188,617
Chaucer Holdings PLC	36,008	25,885
Close Brothers Group PLC	8,022	61,013
De La Rue PLC	1,659	21,610
Diageo PLC	7,772	107,384
Drax Group PLC	9,009	72,665
DS Smith PLC	33,896	36,916
GlaxoSmithKline PLC	12,665	233,896
HBOS PLC	36,061	35,775
ICAP PLC	10,822	44,733
IG Group Holdings PLC	8,231	30,325
Inchcape PLC	20,627	10,899
Intertek Group PLC	2,499	28,169
John Wood Group PLC	10,061	27,231
Legal & General Group PLC	86,639	95,666
Lloyds TSB Group PLC	17,379	31,483
Man Group PLC	49,427	168,777
Old Mutual PLC	65,025	51,419
Petrofac Ltd.	6,936	34,504
Provident Financial PLC	1,861	23,011
Reckitt Benckiser Group PLC	3,659	135,622
Rotork PLC	2,421	27,551
Royal Bank of Scotland Group PLC	51,408	36,512
Serco Group PLC	7,189	46,564
Spectris PLC	3,197	24,591
Spirax-Sarco Engineering PLC	1,819	23,747
Tesco PLC	20,809	107,705
Ultra Electronics Holdings PLC	2,476	40,333
Vodafone Group PLC	37,684	75,311
Wolfson Microelectronics PLC*	11,014	12,747

		3,147,954

United States — 25.4%
3M Co.	1,500	86,310
A.M. Castle & Co.	2,000	21,660
Abbott Laboratories	2,600	138,762
Advance America Cash Advance Centers, Inc.	6,200	11,718
Advance Auto Parts, Inc.	900	30,285
Advanta Corp. (Class B Stock)	3,200	6,688
Aeropostale, Inc.*	1,200	19,320
Aetna, Inc.	4,300	122,550
Aflac, Inc.	3,000	137,520
Air Products & Chemicals, Inc.	2,200	110,594

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

United States (cont’d.)
Airgas, Inc.(a)	1,400	$54,586
Airvana, Inc.*	3,900	23,868
Alaska Communications Systems Group, Inc.	3,800	35,644
Alcoa, Inc.	11,300	127,238
Allegheny Technologies, Inc.	700	17,871
AllianceBernstein Holding LP	1,800	37,422
Alliant Energy Corp.(a)	3,567	104,085
Alliant Techsystems, Inc.*(a)	900	77,184
Allstate Corp. (The)	4,900	160,524
Ameren Corp.	2,100	69,846
American Financial Group, Inc.	6,100	139,568
AMETEK, Inc.	1,800	54,378
Amkor Technology, Inc.*	8,300	18,094
Ampco-Pittsburgh Corp.	1,200	26,040
Amphenol Corp. (Class A Stock)(a)	3,000	71,940
Anixter International, Inc.*(a)	1,900	57,228
Apache Corp.	1,700	126,701
Applied Industrial Technologies, Inc.	700	13,244
AptarGroup, Inc.	1,300	45,812
Arrow Electronics, Inc.*	4,200	79,128
Associated Banc-Corp.(a)	3,900	81,627
Assurant, Inc.(a)	2,600	78,000
Asta Funding, Inc.	2,500	6,800
AT&T, Inc.	4,300	122,550
Atlantic Tele-Network, Inc.	1,500	39,825
AutoZone, Inc.*	1,000	139,470
Avnet, Inc.*	4,500	81,945
Avon Products, Inc.	3,800	91,314
Baker Hughes, Inc.	1,700	54,519
Bank of America Corp.	4,400	61,952
Bank of Hawaii Corp.(a)	1,300	58,721
Bard (C.R.), Inc.(a)	1,300	109,538
Baxter International, Inc.	2,400	128,616
BB&T Corp.	4,900	134,554
Becton, Dickinson and Co.	2,000	136,780
Best Buy Co., Inc.	2,800	78,708
Black & Decker Corp. (The)(a)	2,000	83,620
Boeing Co. (The)	3,100	132,277
Boston Properties, Inc.	1,400	77,000
Bristol-Myers Squibb Co.	6,600	153,450
Brown-Forman Corp. (Class B Stock)	1,500	77,235
Buckeye Partners LP	2,800	90,300
Buckle, Inc. (The)	600	13,092
Burlington Northern Santa Fe Corp.	1,800	136,278
C.H. Robinson Worldwide, Inc.(a)	1,800	99,054
Cal-Maine Foods, Inc.	1,500	43,050
Campbell Soup Co.	3,400	102,034
Capital One Financial Corp.	3,700	117,993
Caterpillar, Inc.(a)	5,000	223,350
CenturyTel, Inc.	4,200	114,786
Chevron Corp.	3,700	273,689
Chubb Corp.	2,000	102,000
Church & Dwight Co., Inc.	1,100	61,732
Cincinnati Financial Corp.	4,800	139,536
City Bank/Lynnwood WA	2,200	11,440
Coach, Inc.*	2,500	51,925
Colgate-Palmolive Co.	2,200	150,788
Comerica, Inc.	4,500	89,325
Computer Sciences Corp.*	2,500	87,850
Comtech Telecommunications Corp.*	500	22,910
ConocoPhillips	2,800	145,040
Corning, Inc.	8,400	80,052
Costco Wholesale Corp.	2,700	141,750
Cubist Pharmaceuticals, Inc.*(a)	600	14,496
DaVita, Inc.*	1,100	54,527
Dell, Inc.*	11,900	121,856
Devon Energy Corp.	1,800	118,278
Diamond Offshore Drilling, Inc.(a)	1,000	58,940
DiamondRock Hospitality Co.	8,000	40,560
DIRECTV Group, Inc. (The)*(a)	5,600	128,296
Discover Financial Services	9,300	88,629
DISH Network Corp. (Class A Stock)*	2,200	24,398
Donaldson Co., Inc.	1,600	53,840
Dow Chemical Co. (The)	6,300	95,067
DPL, Inc.(a)	2,500	57,100
Eaton Vance Corp.	2,300	48,323
Ecolab, Inc.	2,900	101,935
Edison International	3,000	96,360
Eli Lilly & Co.	6,400	257,728
Embarq Corp.	4,100	147,436
Emerson Electric Co.	4,400	161,084
Enbridge Energy Partners LP	2,000	51,000
Energen Corp.	1,600	46,928
ENSCO International, Inc.	800	22,712
Expeditors International of Washington, Inc.(a)	1,900	63,213
Express Scripts, Inc.*	1,900	104,462
Exxon Mobil Corp.	1,700	135,711
Factset Research Systems, Inc.(a)	1,100	48,664
Fastenal Co.(a)	1,600	55,760
Federated Investors, Inc. (Class B Stock)(a)	2,300	39,008
First Merchants Corp.	2,300	51,083
FLIR Systems, Inc.*(a)	2,000	61,360
Flowers Foods, Inc.(a)	1,700	41,412
Fluor Corp.	800	35,896
FMC Corp.	1,200	53,676
FMC Technologies, Inc.*	1,700	40,511
Franklin Resources, Inc.	2,100	133,938
Frontier Communications Corp.	15,700	137,218
Gardner Denver, Inc.*	1,000	23,340
Genentech, Inc.*	1,000	82,910
General Dynamics Corp.	2,300	132,457
Genesco, Inc.*	1,400	23,688
Genuine Parts Co.	2,600	98,436
Gerdau Ameristeel Corp.	12,978	78,647
Gilead Sciences, Inc.*	2,800	143,192
Goldman Sachs Absolute Return Tracker Fund, ETF*	45,241	389,069
Goldman Sachs Commodity Strategy Fund, ETF	98,081	533,559
Goldman Sachs High Yield Fund, ETF	1,584,282	8,016,465

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

United States (cont’d.)
Graco, Inc.	1,800	$42,714
Great Southern Bancorp, Inc.	900	10,296
Green Bankshares, Inc.	2,220	30,064
Greenhill & Co., Inc.(a)	400	27,908
Guess?, Inc.	1,900	29,165
Harley-Davidson, Inc.	600	10,182
Harris Corp.	1,900	72,295
Harsco Corp.	1,100	30,448
Hartford Financial Service Group, Inc. (The)	6,300	103,446
HCC Insurance Holdings, Inc.	4,100	109,675
Helmerich & Payne, Inc.	1,000	22,750
Henry Schein, Inc.*(a)	1,700	62,373
Hercules Technology Growth Capital, Inc.	4,530	35,874
Herman Miller, Inc.	1,600	20,848
Highbridge Statistical Market Neutral Fund (Class A Stock), ETF	92,116	1,516,233
Honeywell International, Inc.	2,400	78,792
Hormel Foods Corp.	2,300	71,484
Host Hotels & Resorts, Inc.	15,000	113,550
Hubbell, Inc. (Class B Stock)	800	26,144
IDEXX Laboratories, Inc.*(a)	500	18,040
Illinois Tool Works, Inc.	4,200	147,210
infoGROUP, Inc.	13,000	61,620
Ingles Markets, Inc. (Class A Stock)	1,900	33,421
Ingram Micro, Inc. (Class A Stock)*	7,100	95,069
International Business Machines Corp.	1,700	143,072
Iowa Telecommunications Services, Inc.	3,800	54,264
iShares Dow Jones US Real Estate Index Fund, ETF(a)	83,198	3,097,461
iShares S&P World Ex-US Property Index Fund, ETF(a)	58,799	1,388,832
ITT Educational Services, Inc.*	400	37,992
J.B. Hunt Transport Services, Inc.(a)	1,000	26,270
Jabil Circuit, Inc.	7,000	47,250
Jack Henry & Associates, Inc.(a)	1,400	27,174
John Bean Technologies Corp.	367	2,998
Johnson & Johnson	2,300	137,609
Jones Lang LaSalle, Inc.	700	19,390
Kellogg Co.	2,800	122,780
Kimberly-Clark Corp.	2,398	126,470
Kirby Corp.*	700	19,152
Knoll, Inc.	3,200	28,864
Kulicke & Soffa Industries, Inc.*(a)	6,300	10,710
L-3 Communications Holdings, Inc.	1,200	88,536
Laboratory Corp. of America Holdings*(a)	1,500	96,615
Lam Research Corp.*(a)	3,800	80,864
Landstar System, Inc.	300	11,529
LCA-Vision, Inc.	2,600	10,686
Lexmark International, Inc. (Class A Stock)*(a)	4,300	115,670
Limited Brands, Inc.	6,400	64,256
Lincoln Electric Holdings, Inc.	900	45,837
Lincoln National Corp.	2,800	52,752
Lockheed Martin Corp.	1,600	134,528
Macatawa Bank Corp.	2,600	9,022
Magellan Midstream Partners LP	2,800	84,588
Marathon Oil Corp.	4,900	134,064
Marshall & Ilsley Corp.	2,900	39,556
Martin Marietta Materials, Inc.(a)	400	38,832
Matthews International Corp. (Class A Stock)	900	33,012
McDonald’s Corp.	2,200	136,818
McGraw-Hill Cos., Inc. (The)	4,000	92,760
MDU Resources Group, Inc.	3,200	69,056
Medtronic, Inc.	2,900	91,118
MEMC Electronic Materials, Inc.*	1,100	15,708
Merck & Co., Inc.	4,800	145,920
Methode Electronics, Inc.	3,500	23,590
MetLife, Inc.	4,700	163,842
Mettler-Toledo International, Inc.*(a)	800	53,920
Microsoft Corp.	5,500	106,920
Monsanto Co.	800	56,280
MSC Industrial Direct Co., Inc. (Class A stock)	800	29,464
Mueller Industries, Inc.	2,500	62,700
Murphy Oil Corp.	700	31,045
NIKE, Inc. (Class B Stock)	2,700	137,700
Noble Corp.	2,200	48,532
Noble Energy, Inc.	1,600	78,752
Nordstrom, Inc.	4,100	54,571
NorthWestern Corp.	1,300	30,511
Novatel Wireless, Inc.*	3,100	14,384
Occidental Petroleum Corp.	2,400	143,976
Old Republic International Corp.	12,100	144,232
Omnicom Group, Inc.	3,900	104,988
Oracle Corp.*	3,000	53,190
Pacer International, Inc.	3,100	32,333
Packaging Corp. of America	1,800	24,228
Patterson-UTI Energy, Inc.	4,875	56,111
Paychex, Inc.	2,900	76,212
Pepsi Bottling Group, Inc.	9,000	202,590
PepsiCo, Inc.	2,500	136,925
Pfizer, Inc.	8,000	141,680
PIMCO Developing Local Markets Fund, ETF	113,320	958,691
PIMCO Emerging Markets Bond Fund, ETF	188,620	1,597,611
PMC Commercial Trust	1,800	13,410
PowerShares International Listed Private Equity Portfolio, ETF	17,103	157,690
PowerShares Listed Private Equity Portfolio, ETF(a)	108,873	782,797
PPL Corp.	2,900	89,001
Praxair, Inc.	2,200	130,592
SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

United States (cont’d.)
Precision Castparts Corp.	900	$53,532
Procter & Gamble Co.	2,300	142,186
QUALCOMM, Inc.	3,200	114,656
Questar Corp.	2,200	71,918
Quicksilver Resources, Inc.*	1,800	10,026
Qwest Communications International, Inc.(a)	30,900	112,476
Range Resources Corp.	800	27,512
Raymond James Financial, Inc.	2,100	35,973
Regions Financial Corp.	13,300	105,868
Reliance Steel & Aluminum Co.	2,300	45,862
Republic Services, Inc.	3,200	79,328
Reynolds American, Inc.	2,100	84,651
Robert Half International, Inc.	2,300	47,886
Rockwell Collins, Inc.	2,000	78,180
Rollins, Inc.	2,100	37,968
Roper Industries, Inc.	1,600	69,456
Ross Stores, Inc.(a)	2,500	74,325
Safety Insurance Group, Inc.	1,800	68,508
Safeway, Inc.	2,800	66,556
Schwab, (Charles) Corp. (The)	7,500	121,275
SEI Investments Co.	3,500	54,985
Sherwin-Williams Co. (The)	1,600	95,600
Sigma-Aldrich Corp.(a)	1,500	63,360
Silgan Holdings, Inc.	900	43,029
Simon Property Group, Inc.	400	21,252
Smart Modular Technologies WWH, Inc.*	6,800	10,472
Smith International, Inc.	2,000	45,780
Southern Copper Corp.(a)	4,000	64,240
Southwestern Energy Co.*	2,500	72,425
St. Jude Medical, Inc.*	2,900	95,584
StanCorp Financial Group, Inc.	1,400	58,478
Stanley Works (The)	1,800	61,380
Staples, Inc.	5,500	98,560
Starbucks Corp.*	6,400	60,544
Strayer Education, Inc.	200	42,882
Stryker Corp.	2,700	107,865
Sunoco Logistics Partners LP	3,400	153,476
SunTrust Banks, Inc.	3,900	115,206
Superior Energy Services, Inc.*	800	12,744
SUPERVALU, Inc.	8,400	122,640
SYSCO Corp.	5,100	116,994
Systemax, Inc.	3,000	32,310
T. Rowe Price Group, Inc.	2,800	99,232
TC Pipelines LP	3,200	74,400
TD Ameritrade Holding Corp.*	5,800	82,650
Techne Corp.	800	51,616
Technitrol, Inc.	3,500	12,180
Teledyne Technologies, Inc.*	700	31,185
Teleflex, Inc.	900	45,090
Teppco Partners LP	3,600	70,452
Texas Instruments, Inc.	16,100	249,872
Thomas & Betts Corp.*	2,300	54,993
Thor Industries, Inc.	2,900	38,222
Tiffany & Co.	1,600	37,808
Time Warner, Inc.(a)	6,600	66,396
TJX Cos., Inc.(a)	4,200	86,394
Toro Co. (The)	1,300	42,900
Travelers Cos., Inc. (The)	1,700	76,840
UGI Corp.	6,000	146,520
Umpqua Holdings Corp.	4,800	69,456
Unit Corp.*	600	16,032
United Community Financial Corp.	5,654	5,089
United Online, Inc.	4,600	27,922
United Technologies Corp.	2,700	144,720
Valero Energy Corp.	6,700	144,988
Varian Medical Systems, Inc.*(a)	1,800	63,072
VCA Antech, Inc.*(a)	1,600	31,808
Vector Group Ltd.(a)	1,600	21,792
Verizon Communications, Inc.	3,800	128,820
W.R. Berkely Corp.(a)	3,400	105,400
W.W. Grainger, Inc.(a)	1,100	86,724
Waddell & Reed Financial, Inc. (Class A Stock)	2,100	32,466
Wal-Mart Stores, Inc.	2,400	134,544
Walgreen Co.	4,600	113,482
Waste Management, Inc.	2,600	86,164
Waters Corp.*(a)	1,500	54,975
Western Digital Corp.*	7,100	81,295
Whirlpool Corp.(a)	2,000	82,700
Whole Foods Market, Inc.(a)	2,400	22,656
Windstream Corp.	13,500	124,200
Wolverine World Wide, Inc.	900	18,936
Wyeth	7,300	273,823
Xerox Corp.	17,200	137,084
XTO Energy, Inc.	1,800	63,486
Yum! Brands, Inc.	4,300	135,450
Zenith National Insurance Corp.	2,500	78,925
Zions Bancorp(a)	3,100	75,981

		40,582,223

TOTAL COMMON STOCKS
(cost $117,153,774)		85,900,606

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE BONDS — 21.2%
Austria — 1.7%
Oesterreichische Kontrollbank AG, Gtd. Notes
2.875%	03/15/11	Aaa	$2,600	2,639,315

Canada — 0.2%
Rogers Communications, Inc., Gtd. Notes
6.80%	08/15/18	Baa3	280	282,921

Cayman Islands — 0.3%
Transocean Ltd., Sr. Unsec’d. Notes
6.00%	03/15/18	Baa2	475	432,630

Germany — 2.0%
Kreditanstalt fuer Wiederaufbau, Gtd. Notes(a)
4.25%	06/15/10	Aaa	3,100	3,223,185

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

			Moody’s	Principal
Interest		Maturity	Ratings†	Amount	Value
Rate		Date	(Unaudited)	(000)#	(Note 2)

Luxembourg — 0.3%
Telecom Italia Capital SA, Gtd. Notes
	7.721%	06/04/38	Baa2	$600	$492,750

Netherlands — 0.2%
Shell International Finance BV, Gtd. Notes
	6.375%	12/15/38	Aa1	325	365,621

Spain — 0.6%
Telefonica Emisiones SAU, Gtd. Notes
	5.855%	02/04/13	Baa1	925	899,145

United Kingdom — 1.2%
Barclays Bank PLC, Sr. Sub. Notes, 144A
	6.05%	12/04/17	Aa2	210	185,261
BAT International Finance PLC, Gtd. Notes, 144A
	9.50%	11/15/18	Baa1	270	300,136
BP Capital Markets PLC, Gtd. Notes
	5.25%	11/07/13	Aa1	195	203,568
HSBC Holdings PLC, Sub. Notes
	6.80%	06/01/38	Aa3	800	845,392
Royal Bank of Scotland Group PLC, Sr. Sub. Notes
	5.05%	01/08/15	Aa3	500	424,403

					1,958,760

United States — 14.7%
Abbott Laboratories, Sr. Unsec’d. Notes
	5.60%	11/30/17	A1	365	394,995
Altria Group, Inc., Gtd. Notes
	9.95%	11/10/38	Baa1	260	283,091
Apache Corp., Notes
	6.90%	09/15/18	A3	230	249,070
Asian Development Bank, Sr. Unsub. Notes, SNAT
	4.125%	09/15/10	Aaa	2,800	2,888,763
AT&T, Inc., Sr. Unsec’d. Notes
	6.40%	05/15/38	A2	580	621,285
Bank of America NA,
FDIC Gtd.
	1.70%	12/23/10	Aaa	960	962,846
Sub. Notes
	6.10%	06/15/17	Aa2	1,600	1,577,632
Chubb Corp., Sr. Notes
	6.50%	05/15/38	A2	250	238,664
Cisco Systems, Inc., Sr. Unsec’d. Notes
	5.50%	02/22/16	A1	350	370,712
Citigroup, Inc., Sr. Unsec’d. Notes
	6.50%	08/19/13	A2	380	383,453
Comcast Corp., Gtd. Notes
	6.40%	05/15/38	Baa2	825	823,072
CVS/Caremark Corp., Sr. Unsec’d. Notes
	5.75%	06/01/17	Baa2	285	268,319
Energy Transfer Partners LP, Sr. Unsec’d. Notes
	7.50%	07/01/38	Baa3	380	296,706
EOG Resources, Inc., Notes
	6.875%	10/01/18	A3	245	267,211
Florida Power Corp., First Mortgage
	5.65%	06/15/18	A2	350	362,943
Inter-American Development Bank, Sr. Unsub. Notes, SNAT
	4.75%	10/19/12	Aaa	1,700	1,826,939
International Bank for Reconstruction & Development, Notes, SNAT
	5.50%	11/25/13	Aaa	1,400	1,590,868
JPMorgan Chase & Co., Sr. Unsec’d. Notes
	6.40%	05/15/38	Aa3	1,200	1,419,552
Kimberly-Clark Corp., Sr. Unsec’d. Notes
	7.50%	11/01/18	A2	195	229,624
Kraft Foods, Inc., Sr. Unsec’d. Notes
	6.125%	08/23/18	Baa2	565	557,019
Kroger Co. (The), Gtd. Notes
	5.00%	04/15/13	Baa2	800	770,150
McDonald’s Corp., Sr. Unsec’d. Notes, MTN
	6.30%	03/01/38	A3	225	248,176
Midamerican Energy Holdings Co., Sr. Unsec’d. Notes
	5.75%	04/01/18	Baa1	500	487,727
Pacificorp, First Mortgage
	5.65%	07/15/18	A3	500	509,204
Pemex Project Funding Master Trust, Gtd. Notes, 144A
	5.75%	03/01/18	Baa1	375	330,938
PepsiCo, Inc., Sr. Unsec’d. Notes
	7.90%	11/01/18	Aa2	250	306,412
Unsec’d. Notes
	5.00%	06/01/18	Aa2	250	259,132
Philip Morris International, Inc., Sr. Unsec’d. Notes
	6.375%	05/16/38	A2	250	260,016
Procter & Gamble Co., Sr. Unsec’d. Notes
	4.60%	01/15/14	Aa3	210	220,060
Safeway, Inc., Sr. Unsec’d. Notes
	6.25%	03/15/14	Baa2	415	417,152
Schering-Plough Corp., Sr. Unsec’d. Notes
	6.00%	09/15/17	Baa1	250	247,477
Time Warner Cable, Inc., Gtd. Notes
	5.85%	05/01/17	Baa2	750	685,165
Union Pacific Corp., Sr. Unsec’d. Notes
	7.875%	01/15/19	Baa2	350	399,850
Verizon Communications, Inc., Sr. Unsec’d. Notes
	8.95%	03/01/39	A3	870	1,123,770
Virginia Electric and Power Co., Sr. Unsec’d. Notes
	8.875%	11/15/38	Baa1	395	499,897
Wells Fargo & Co., Sr. Unsec’d. Notes
	5.625%	12/11/17	Aa3	850	886,785
XTO Energy, Inc., Sr. Unsec’d. Notes
	6.50%	12/15/18	Baa2	215	208,125

					23,472,800

TOTAL CORPORATE BONDS
(cost $32,458,615)					33,767,127

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

			Moody’s	Principal
	Interest	Maturity	Ratings†	Amount	Value
	Rate	Date	(Unaudited)	(000)#	(Note 2)

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Bonds
	4.375%	02/15/38		$485	$649,597
U.S. Treasury Notes
	1.25%	11/30/10		1,430	1,445,358
	1.50%	12/31/13		2,320	2,314,743
	3.75%	11/15/18		1,060	1,199,952

TOTAL U.S.TREASURY OBLIGATIONS
(cost $5,588,706)					5,609,650

FOREIGN GOVERNMENT BONDS — 1.6%
Brazilian Government International Bond, Notes (Brazil)
	10.25%	06/17/13	Ba1	575	704,375
Republic of Italy, Sr. Unsec’d. Notes (Italy)
	5.625%	06/15/12	A+(d)	850	922,134
United Mexican States, Unsub. Notes, MTN (Mexico)
	6.375%	01/16/13	Baa1	900	945,000

TOTAL FOREIGN GOVERNMENT BOND
(cost $2,534,224)					2,571,509

	Shares

EXCHANGE TRADED FUND — 1.4%
United States — 1.4%
iShares Barclays TIPS Bond Fund
(cost $2,294,588)	22,833	2,265,947

	Units

RIGHTS*
Belgium
Fortis, expiring on 03/09/09	7,724	—

United Kingdom
HBOS, expiring on 01/09/09	49,904	—
Lloyds TSB Group PLC, expiring on
01/09/09	7,555	—

		—

TOTAL RIGHTS
(cost $0)		—

TOTAL LONG-TERM INVESTMENTS
(cost $160,029,907)		130,114,839

SHORT-TERM INVESTMENT — 20.0%

	Shares

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $31,938,192; includes $8,843,839 of cash collateral for securities on loan)(Note 4)(b)(w)	31,938,192	31,938,192

TOTAL INVESTMENTS(o) — 101.5%
(cost $191,968,099)		162,053,031
Liabilities in excess of other assets(x) — (1.5)%		(2,437,725)

NET ASSETS — 100.0%		$159,615,306

The following abbreviations are used in the Portfolio descriptions:
144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted,144A securities are deemed to be liquid.

ADR	American Depositary Receipt

ETF	Exchange Traded Funds

FDIC	Federal Deposit Insurance Corp.

ISE	International Securities Exchange

MTN	Medium Term Note

PRFC	Preference Shares

REIT	Real Estate Investment Trust

SNAT	Supra National Bank

TIPS	Treasury Inflation Protected Securities

XLON	London Stock Exchange

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NWD	New Taiwanese Dollar

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

(a)

All or a portion of security is on loan. The aggregate market value of such securities is $8,709,055; cash collateral of $8,843,839 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Standard & Poor’s rating.

(o)	As of December 31, 2008, 322 securities representing $17,547,428 and 11.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

(x)   Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Futures contracts open at December 31, 2008:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2008	(Depreciation)

Long Positions:
25	FTSE 100 Index	Mar 09	$1,561,730	$1,577,934	$16,204
36	S&P 500 Index	Mar 09	1,604,650	1,620,180	15,530
18	TOPIX Index	Mar 09	1,611,164	1,711,638	100,474
42	90 Day Euro	Sep 09	10,314,400	10,368,225	53,825

					186,033

Short Positions:
62	DJ Euro Stoxx 50	Mar 09	2,043,399	2,111,483	(68,084)
48	2 Year U.S. Treasury Notes	Mar 09	10,352,719	10,467,000	(114,281)
92	5 Year U.S. Treasury Notes	Mar 09	10,593,875	10,953,031	(359,156)
102	10 Year U.S. Treasury Notes	Mar 09	11,943,562	12,826,500	(882,938)
63	20 Year U.S. Treasury Bonds	Mar 09	8,059,023	8,696,953	(637,930)

					(2,062,389)

					$(1,876,356	)(1)

(1)	Cash of $1,509,070 has been segregated with the broker to cover requirements for open futures contracts at December 31, 2008.

Forward foreign currency exchange contracts outstanding at December 31, 2008:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

Australian Dollar,
Expiring 02/20/09	AUD	1,718	$1,092,595	$1,191,514	$98,919
British Pound,
Expiring 02/20/09	GBP	2,009	3,188,071	2,884,739	(303,332)
Euros,
Expiring 02/20/09	EUR	6,072	7,750,725	8,423,813	673,088
Expiring 03/27/09	EUR	3,297	4,596,802	4,569,824	(26,978)

			$16,628,193	$17,069,890	$441,697

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sales Contracts		(000)	Date Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 02/20/09	AUD	1,718	$1,269,396	$1,191,514	$77,882
British Pound,
Expiring 02/20/09	GBP	2,009	3,522,882	2,884,739	638,143
Euros,
Expiring 02/20/09	EUR	6,072	8,265,814	8,423,813	(157,999)
Japanese Yen,
Expiring 01/05/09	JPY	9,104	101,020	100,428	592
New Taiwanese Dollar
Expiring 02/20/09	NWD	47,554	1,441,630	1,452,484	(10,854)

			$14,600,742	$14,052,978	$547,764

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$100,959,706	$(1,876,356)
Level 2 – Other Significant Observable Inputs	60,973,601	989,461
Level 3 – Significant Unobservable Inputs	119,724	—

Total	$162,053,031	$(886,895)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in
Securities

Balance as of 12/31/07	—
Accrued discounts/premiums	—
Realized gain (loss)	$(1,574)
Change in unrealized appreciation (depreciation)	20,231
Net purchases (sales)	101,067
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$119,724

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(5.5% represents investments purchased with collateral
from securities on loan)	20.0%
Exchange Traded Funds	13.5
Banks	7.9
Telecommunications	6.5
Financial Services	3.6
Insurance	3.6
U.S. Treasury Obligations	3.5
Oil, Gas & Consumable Fuels	3.2
Oil & Gas	2.5
Pharmaceuticals	2.5
Financial – Bank & Trust	2.1
Foreign Government Bonds	1.6
Foods	1.5
Chemicals	1.4
Retail & Merchandising	1.4
Transportation	1.4
Electric	1.2
Beverages	1.2
Utilities	1.1
Media	1.0
Metals & Mining	0.9
Electronic Components & Equipment	0.7
Commercial Banks	0.7
Real Estate Investment Trusts	0.6
Automobile Manufacturers	0.6
Medical Supplies & Equipment	0.6
Aerospace & Defense	0.6
Tobacco	0.6
Consumer Products & Services	0.6
Distribution/Wholesale	0.6
Construction & Engineering	0.6
Electronic Components	0.6
Machinery & Equipment	0.5
Commercial Services	0.5
Food & Staples Retailing	0.5
Computer Hardware	0.5
Household Products	0.4
Healthcare Services	0.4
Automotive Parts	0.4
Diversified Telecommunication Services	0.4
Diversified Operations	0.4
Restaurants	0.4
Semiconductors & Semiconductor Equipment	0.4
Building Materials & Construction	0.3
Iron / Steel	0.3
Clothing & Apparel	0.3
Building Materials	0.3
Pipelines	0.3
Holding Companies	0.3
Healthcare Equipment & Supplies	0.3
Airlines	0.3
Electronics	0.2
Entertainment & Leisure	0.2
Office Equipment & Supplies	0.2
Agriculture	0.2
Oil & Gas Exploration/Production	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Food Products	0.2%
Computers & Peripherals	0.2
Computers	0.2
Office Equipment	0.2
Biotechnology	0.2
Real Estate Operation & Development	0.2
Environmental Services	0.2
Office Property	0.2
Computer Services & Software	0.1
Diversified Financial Services	0.1
Gas Utilities	0.1
Semiconductors	0.1
Auto Parts & Equipment	0.1
Miscellaneous Manufacturing	0.1
Mining	0.1
Real Estate	0.1
Electronic Equipment & Instruments	0.1
Food	0.1
Software	0.1
Apparel & Textile	0.1
Engineering/R&D Services	0.1
Healthcare Products	0.1
Communication Equipment	0.1
Business Services	0.1
Cosmetics & Toiletries	0.1
Electric Utilities	0.1
Steel Producers/Products	0.1
Internet Services	0.1
Leisure	0.1
Recreational Vehicles	0.1
Financial – Brokerage	0.1
Consumer Finance	0.1
Advertising	0.1
Trading Companies & Distributors	0.1
Human Resources	0.1
Internet	0.1
Industrial Conglomerates	0.1
Office	0.1
Wireless Telecommunication Services	0.1
Furniture	0.1
Building Products	0.1

101.5
Liabilities in excess of other assets	(1.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on
loan of $8,709,055:
Unaffiliated investments (cost $160,029,907)	$130,114,839
Affiliated investments (cost $31,938,192)	31,938,192
Cash	3,326,854
Deposit with broker	1,509,070
Foreign currency, at value (cost $491,614)	473,164
Receivable for investments sold	2,303,192
Unrealized appreciation on foreign currency forward contracts	1,488,624
Dividends and interest receivable	635,071
Due from broker-variation margin	263,037
Receivable for fund share sold	71,686
Tax reclaim receivable	28,475
Prepaid expenses	3,499

Total Assets	172,155,703

LIABILITIES:
Payable to broker for collateral for securities on loan	8,843,839
Payable for investments purchased	2,869,006
Unrealized depreciation on foreign currency forward contracts	499,163
Payable for fund share repurchased	158,972
Accrued expenses and other liabilities	94,485
Advisory fees payable	74,080
Shareholder servicing fees payable	852

Total Liabilities	12,540,397

NET ASSETS	$159,615,306

Net assets were comprised of:
Paid-in capital	$224,346,372
Retained earnings	(64,731,066)

Net assets, December 31, 2008	$159,615,306

Net asset value and redemption price per share, $159,615,306 / 16,477,374 outstanding shares of beneficial interest	$9.69

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $129,818 foreign withholding tax)	$3,427,724
Unaffiliated interest income	3,186,517
Affiliated dividend income	333,184
Affiliated income from securities lending, net	126,852

7,074,277

EXPENSES
Advisory fees	1,895,667
Custodian and accounting fees	380,000
Shareholder servicing fees and expenses	167,796
Audit fee	34,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	11,000
Shareholders’ reports	10,000
Legal fees and expenses	7,000
Insurance expenses	3,000
Miscellaneous	43,726

Total expenses	2,571,189

NET INVESTMENT INCOME	4,503,088

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(29,102,666)
Futures transactions	(9,364,874)
Foreign currency transactions	1,204,705

(37,262,835)

Net change in unrealized appreciation (depreciation) on:
Investments	(38,040,260)
Futures	(1,927,960)
Foreign currencies	973,979

(38,994,241)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(76,257,076)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(71,753,988)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,503,088	$3,597,343
Net realized gain (loss) on investment and foreign currency transactions	(37,262,835)	18,337,880
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(38,994,241)	(6,129,556)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(71,753,988)	15,805,667

DISTRIBUTIONS	(21,935,223)	(13,126,772)

FUND SHARE TRANSACTIONS:
Fund share sold [12,788,204 and 3,961,734 shares, respectively]	152,816,911	62,620,516
Fund share issued in reinvestment of distributions [1,639,404 and 863,603 shares, respectively]	21,935,223	13,126,772
Fund share repurchased [11,950,248 and 2,506,322 shares, respectively]	(136,023,042)	(39,149,679)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	38,729,092	36,597,609

TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,960,119)	39,276,504
NET ASSETS:
Beginning of year	214,575,425	175,298,921

End of year	$159,615,306	$214,575,425

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.6%
		Value
COMMON STOCKS	Shares	(Note 2)

Automotive Parts — 0.1%
US Auto Parts Network, Inc.*(a)	123,630	$171,846

Broadcast & Cable/Satellite TV — 0.3%
Entravision Communications Corp. (Class A Stock)*	358,040	558,542

Building Materials — 1.1%
Ameron International Corp.	39,405	2,479,363

Building Products — 1.3%
Texas Industries, Inc.(a)	80,705	2,784,323

Business Services — 4.9%
FTI Consulting, Inc.*(a)	127,280	5,686,871
ICON PLC, ADR (Ireland)*	253,825	4,997,814

		10,684,685

Chemicals — 4.7%
Huntsman Corp.	804,455	2,767,325
Intrepid Potash, Inc.*(a)	172,110	3,574,725
Quaker Chemical Corp.	89,980	1,480,171
Terra Industries, Inc.	149,410	2,490,665

		10,312,886

Commercial Services — 7.1%
Corrections Corp. of America*	203,328	3,326,446
GEO Group, Inc. (The)*(a)	242,425	4,370,922
Lender Processing Services, Inc.	66,235	1,950,621
Waste Connections, Inc.*	184,668	5,829,969

		15,477,958

Commercial Services & Supplies — 1.0%
Monster Worldwide, Inc.*(a)	178,560	2,158,790

Computer Hardware — 1.0%
Netezza Corp.*	339,920	2,257,069

Computer Services & Software — 8.2%
ANSYS, Inc.*	198,646	5,540,237
Compellent Technologies, Inc.*(a)	428,750	4,171,738
Factset Research Systems, Inc.(a)	98,165	4,342,820
Hansen Medical, Inc.*(a)	72,220	521,428
Macrovision Solutions Corp.*(a)	267,385	3,382,420

		17,958,643

Education — 1.2%
American Public Education, Inc.*(a)	53,607	1,993,644
K12, Inc.*	31,980	599,625

		2,593,269

Electronic Components — 2.3%
Universal Electronics, Inc.*	308,467	5,003,335

Electronic Components & Equipment — 5.1%
Advanced Energy Industries, Inc.*	218,355	2,172,632
Coherent, Inc.*(a)	201,960	4,334,062
Dolby Laboratories, Inc. (Class A Stock)*(a)	63,905	2,093,528
OYO Geospace Corp.*(a)	146,890	2,566,168

		11,166,390

Entertainment & Leisure — 6.8%
Bally Technologies, Inc.*(a)	257,560	6,189,167
Lions Gate Entertainment Corp. (Canada)*	391,075	2,150,913
Shuffle Master, Inc.*	570,700	2,830,672
WMS Industries, Inc.*(a)	139,545	3,753,760

		14,924,512

Financial Services — 4.2%
Cash America International, Inc.	154,174	4,216,659
First Commonwealth Financial Corp.	183,330	2,269,625
Investment Technology Group, Inc.*(a)	117,110	2,660,739

		9,147,023

Healthcare Products — 6.8%
Cutera, Inc.*	251,519	2,230,974
Resmed, Inc.*	87,815	3,291,306
Thoratec Corp.*(a)	292,349	9,498,419

		15,020,699

Healthcare Providers & Services — 1.8%
Lincare Holdings, Inc.*(a)	148,280	3,993,180

Healthcare Services — 4.0%
Amedisys, Inc.*(a)	56,605	2,340,051
Centene Corp.*(a)	254,320	5,012,647
MWI Veterinary Supply, Inc.*(a)	49,810	1,342,877

		8,695,575

Healthcare Technology — 3.5%
Eclipsys Corp.*(a)	545,065	7,734,472

Internet Services — 2.5%
Internet Capital Group, Inc.*	162,065	883,254
TIBCO Software, Inc.*(a)	884,945	4,592,865

		5,476,119

Media — 1.6%
Wiley, (John) & Sons, Inc. (Class A Stock)	95,610	3,401,804

Medical Supplies & Equipment — 8.1%
American Medical Systems Holdings, Inc.*(a)	486,198	4,370,920
Myriad Genetics, Inc.*	32,660	2,164,052
Quality Systems, Inc.(a)	159,710	6,966,550
SurModics, Inc.*(a)	95,725	2,418,971
Vital Images, Inc.*(a)	125,540	1,746,261

		17,666,754

Metals & Mining — 2.3%
Northwest Pipe Co.*(a)	119,585	5,095,517

Oil & Gas — 5.0%
Core Laboratories NV (Netherlands)(a)	37,457	2,242,176
Denbury Resources, Inc.*	151,915	1,658,912
Lufkin Industries, Inc.	136,700	4,716,150
McMoRan Exploration Co.*(a)	146,320	1,433,936

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas (cont’d.)
Petroleum Development Corp.*(a)	37,350	$899,014

		10,950,188

Pharmaceuticals — 4.1%
BioMarin Pharmaceutical, Inc.*(a)	137,160	2,441,448
Cubist Pharmaceuticals, Inc.*(a)	137,775	3,328,644
Herbalife Ltd.(a)	103,585	2,245,723
Onyx Pharmaceuticals, Inc.*	31,815	1,086,800

		9,102,615

Restaurants — 1.5%
BJ’s Restaurants, Inc.*(a)	279,135	3,006,284
Red Robin Gourmet Burgers, Inc.*	23,280	391,802

		3,398,086

Retail & Merchandising — 2.5%
Genesco, Inc.*	328,565	5,559,320

Services – Industrial Services — 1.0%
School Specialty, Inc.*(a)	117,700	2,250,424

Telecommunications — 3.6%
EMS Technologies, Inc.*	307,367	7,951,584

TOTAL LONG-TERM INVESTMENTS
(cost $242,348,152)		213,974,971

SHORT-TERM INVESTMENT — 33.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $73,312,528; includes $58,136,563 of cash collateral for securities on loan)(b)(w)(Note 4)	73,312,528	73,312,528

TOTAL INVESTMENTS — 131.0%
(cost $315,660,680)		287,287,499
Liabilities in excess of other assets — (31.0)%		(67,925,788)

NET ASSETS — 100.0%		$219,361,711

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities is $56,392,270; cash collateral of $58,136,563 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s invest-ments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$287,287,499	—
Level 2 – Other Significant Observable Inputs
	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$287,287,499	—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (26.5% represents investments purchased with collateral from securities on loan)	33.4%
Computer Services & Software	8.2
Medical Supplies & Equipment	8.1
Commercial Services	7.1
Healthcare Products	6.8
Entertainment & Leisure	6.8
Electronic Components & Equipment	5.1
Oil & Gas	5.0
Business Services	4.9
Chemicals	4.7
Financial Services	4.2
Pharmaceuticals	4.1
Healthcare Services	4.0
Telecommunications	3.6
Healthcare Technology	3.5
Retail & Merchandising	2.5
Internet Services	2.5
Metals & Mining	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Electronic Components	2.3%
Healthcare Providers & Services	1.8
Media	1.6
Restaurants	1.5
Building Products	1.3
Education	1.2
Building Materials	1.1
Computer Hardware	1.0
Services – Industrial Services	1.0
Commercial Services & Supplies	1.0
Broadcast & Cable/Satellite TV	0.3
Automotive Parts	0.1

131.0
Liabilities in excess of other assets	(31.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $56,392,270:
Unaffiliated investments (cost $242,348,152)	$213,974,971
Affiliated investments (cost $73,312,528)	73,312,528
Cash	348,422
Receivable for fund share sold	1,509,733
Dividends and interest receivable	182,721
Prepaid expenses	3,348

Total Assets	289,331,723

LIABILITIES:
Payable to broker for collateral for securities on loan	58,136,563
Payable for investments purchased	11,683,796
Advisory fees payable	80,423
Accrued expenses and other liabilities	50,954
Payable for fund share repurchased	15,366
Deferred trustees’ fees	1,772
Shareholder servicing fees payable	1,138

Total Liabilities	69,970,012

NET ASSETS	$219,361,711

Net assets were comprised of:
Paid-in capital	$417,674,276
Retained earnings	(198,312,565)

Net assets, December 31, 2008	$219,361,711

Net asset value and redemption price per share, $219,361,711 / 19,577,767 outstanding shares of beneficial interest	$11.20

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $4,261 foreign withholding tax)	$1,266,031
Affiliated income from securities lending, net	659,485
Affiliated dividend income	263,432

2,188,948

EXPENSES
Advisory fees	1,689,005
Shareholder servicing fees and expenses	158,046
Custodian and accounting fees	93,000
Shareholders’ reports	36,000
Audit fee	23,000
Transfer agent’s fees and expenses	21,000
Legal fees and expenses	17,000
Trustees’ fees	11,000
Insurance expenses	3,000
Loan interest expense (Note 7)	1,966
Miscellaneous	10,094

Total expenses	2,063,111

NET INVESTMENT INCOME	125,837

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(18,899,944)
Net change in unrealized appreciation (depreciation) on investments	(64,149,477)

NET LOSS ON INVESTMENTS	(83,049,421)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,923,584)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$125,837	$(465,685)
Net realized gain (loss) on investment transactions	(18,899,944)	15,971,287
Net change in unrealized appreciation (depreciation) on investments	(64,149,477)	(3,383,101)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(82,923,584)	12,122,501

FUND SHARE TRANSACTIONS:
Fund share sold [10,080,005 and 1,200,945 shares, respectively]	125,735,876	20,823,853
Net asset value of shares issued in merger [5,834,818 and 0 shares, respectively] (Note 10)	96,569,827	—
Fund share repurchased [5,782,251 and 2,660,311 shares, respectively]	(82,790,736)	(45,557,848)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	139,514,967	(24,733,995)

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,591,383	(12,611,494)
NET ASSETS:
Beginning of year	162,770,328	175,381,822

End of year	$219,361,711	$162,770,328

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 93.6%		Value
COMMON STOCKS — 93.5%	Shares	(Note 2)

Aerospace — 2.0%
BE Aerospace, Inc.*	278,402	$2,140,911
Curtiss-Wright Corp. (Class B Stock)	47,350	1,581,017
Esterline Technologies Corp.*(a)	42,800	1,621,692
Heico Corp. (Class A Stock)	34,645	1,003,319
Limco-Piedmont, Inc.*	57,671	174,743
Moog, Inc. (Class A Stock)*	5,950	217,592
Orbital Sciences Corp.*	43,640	852,289
Triumph Group, Inc.(a)	38,379	1,629,572

		9,221,135

Aerospace & Defense — 0.1%
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	26,880	273,370

Airlines — 0.3%
Alaska Air Group, Inc.*	3,100	90,675
Republic Airways Holdings, Inc.*	44,900	479,083
SkyWest, Inc.	29,100	541,260
US Airways Group, Inc.*	37,600	290,648

		1,401,666

Apparel & Textile — 0.3%
Maidenform Brands, Inc.*(a)	18,200	184,730
Wolverine World Wide, Inc.	56,000	1,178,240

		1,362,970

Automobile Manufacturers — 0.4%
Oshkosh Corp.	196,753	1,749,134
Wabash National Corp.	26,200	117,900

		1,867,034

Automotive Components — 0.1%
Lear Corp.*	49,300	69,513
WABCO Holdings, Inc.	12,870	203,217

		272,730

Automotive Parts — 0.5%
ATC Technology Corp.*	87,289	1,277,038
Commercial Vehicle Group, Inc.*	4,600	4,278
Cooper Tire & Rubber Co.	194,135	1,195,872

		2,477,188

Banks — 0.5%
TCF Financial Corp.(a)	179,505	2,452,038

Beverages — 0.2%
Central European Distribution Corp.*(a)	53,000	1,044,100

Biotechnology — 0.1%
Alexion Pharmaceuticals, Inc.*	4,600	166,474
Celera Corp.*	6,300	70,119
Emergent Biosolutions, Inc.*	2,300	60,053
Enzo Biochem, Inc.*	25,070	122,592
Medivation, Inc.*	2,600	37,882
United Therapeutics Corp.*(a)	2,800	175,140

		632,260

Broadcasting — 0.2%
Belo Corp. (Class A Stock)	228,488	356,441
Cox Radio, Inc. (Class A Stock)*	27,400	164,674
DG FastChannel, Inc.*	8,100	101,088
Sinclair Broadcast Group, Inc. (Class A Stock)	52,600	163,060

		785,263

Building Materials — 0.7%
Ameron International Corp.	4,100	257,972
Apogee Enterprises, Inc.	9,100	94,276
Gibraltar Industries, Inc.(a)	119,655	1,428,681
NCI Building Systems, Inc.*	13,400	218,420
Patrick Industries, Inc.*	70,589	42,918
Quanex Building Products Corp.	19,425	182,012
Simpson Manufacturing Co., Inc.	37,443	1,039,418

		3,263,697

Business Services — 0.8%
CRA International, Inc.*	2,400	64,632
Forrester Research, Inc.*	2,700	76,167
Kforce, Inc.*	13,800	105,984
MAXIMUS, Inc.	1,200	42,132
Pan American Silver Corp. (Canada)*(a)	94,900	1,619,943
School Specialty, Inc.*(a)	70,526	1,348,457
Spherion Corp.*	28,900	63,869
ULURU, Inc.*	3,800	1,064
Viad Corp.	11,900	294,406

		3,616,654

Capital Markets — 0.3%
GAMCO Investment, Inc. (Class A Stock)	21,330	582,736
Raymond James Financial, Inc.	40,430	692,566
Thomas Weisel Partners Group, Inc.*	18,460	87,131

		1,362,433

Chemicals — 1.9%
Aceto Corp.	5,900	59,059
Arch Chemicals, Inc.	18,231	475,282
Compass Minerals International, Inc.	8,400	492,744
Cytec Industries, Inc.	34,815	738,774
Ferro Corp.	23,750	167,437
FMC Corp.	40,846	1,827,042
Fuller (H.B.) Co.(a)	25,200	405,972
Grace, (W.R.) & Co.*	10,600	63,282
Innophos Holdings, Inc.	12,300	243,663
Innospec, Inc. (United Kingdom)	11,000	64,790
International Flavors & Fragrances, Inc.	48,615	1,444,838
Koppers Holdings, Inc.	14,420	311,760
Minerals Technologies, Inc.	3,800	155,420
NewMarket Corp.	3,500	122,185
Olin Corp.	46,249	836,182
OM Group, Inc.*	6,200	130,882
PolyOne Corp.*	38,330	120,740

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Chemicals (cont’d.)
Rockwood Holdings, Inc.*	13,000	$140,400
Schulman, (A.), Inc.	7,600	129,200
Sensient Technologies Corp.	24,300	580,284
Spartech Corp.	19,600	122,696

		8,632,632

Clothing & Apparel — 0.5%
Brown Shoe Co., Inc.	23,725	200,951
Deckers Outdoor Corp.*	2,700	215,649
Gymboree Corp.*	11,800	307,862
Hanesbrands, Inc.*	88,050	1,122,637
Quiksilver, Inc.*	5,900	10,856
Skechers USA, Inc. (Class A Stock)*	8,000	102,560
Warnaco Group, Inc. (The)*(a)	8,200	160,966

		2,121,481

Commercial Banks — 2.0%
Cascade Financial Corp.	123,545	669,614
City National Corp.	14,700	715,890
CoBiz Financial, Inc.(a)	86,480	842,315
East West Bancorp, Inc.(a)	44,078	703,926
First Security Group, Inc.	243,164	1,123,418
Stellarone Corp.	1,470	24,843
SVB Financial Group*(a)	24,270	636,602
Synovus Financial Corp.	124,640	1,034,512
Tompkins Trustco, Inc.(a)	10,150	588,192
UCBH Holdings, Inc.	142,410	979,781
Webster Financial Corp.	24,960	343,949
Wintrust Financial Corp.(a)	65,560	1,348,569

		9,011,611

Commercial Services — 0.5%
Diebold, Inc.	59,572	1,673,377
Kelly Services, Inc. (Class A Stock)	55,500	722,055

		2,395,432

Communications Equipment — 0.5%
Black Box Corp.	86,941	2,270,899

Computer Hardware — 0.1%
Imation Corp.	11,900	161,483
Insight Enterprises, Inc.*	10,200	70,380
Palm, Inc.*	3,900	11,973
Quantum Corp.*	86,700	31,212

		275,048

Computer Services & Software — 3.3%
Aspen Technology, Inc.*	37,900	281,218
CACI International, Inc. (Class A Stock)*(a)	53,578	2,415,832
CIBER, Inc.*	21,400	102,934
COMSYS IT Partners, Inc.*	8,500	19,040
DST Systems, Inc.*(a)	29,500	1,120,410
Gartner, Inc. (Class A Stock)*(a)	16,700	297,761
Jack Henry & Associates, Inc.(a)	56,400	1,094,724
Lawson Software, Inc.*	551,729	2,615,196
Mantech International Corp. (Class A Stock)*	4,700	254,693
MedAssets, Inc.*	6,100	89,060
Parametric Technology Corp.*	177,540	2,245,881
Progress Software Corp.*	7,700	148,302
Quest Software, Inc.*	7,900	99,461
Radisys Corp.*	4,900	27,097
SPSS, Inc.*	2,100	56,616
Sybase, Inc.*(a)	144,221	3,572,354
Sykes Enterprises, Inc.*(a)	10,800	206,496
SYNNEX Corp.*	17,500	198,275
Systemax, Inc.	11,600	124,932
TIBCO Software, Inc.*(a)	10,900	56,571
Virtusa Corp.*	3,100	17,484

		15,044,337

Computers & Peripherals — 0.1%
Rimage Corp.*	22,260	298,507

Computers – Networking — 0.3%
3Com Corp.*	340,700	776,796
Xyratex Ltd. (Bermuda)*	180,589	532,738

		1,309,534

Conglomerates — 0.5%
AZZ, Inc.*(a)	5,600	140,560
Brink’s Co. (The)	48,700	1,309,056
Teleflex, Inc.	14,734	738,173

		2,187,789

Construction — 0.4%
Perini Corp.*(a)	39,828	931,179
URS Corp.*	26,700	1,088,559

		2,019,738

Construction and Engineering
Dycom Industries, Inc.*	17,060	140,233

Construction Materials
Vulcan Materials Co.	901	62,692

Consumer Products & Services — 2.3%
Aaron Rents, Inc.(a)	48,800	1,299,056
American Greetings Corp. (Class A Stock)	11,300	85,541
AptarGroup, Inc.	23,306	821,303
Buckeye Technologies, Inc.*(a)	51,800	188,552
Central Garden & Pet Co.*	111,230	651,808
Electro Rent Corp.	2,600	29,016
G & K Services, Inc. (Class A Stock)	76,551	1,547,861
JAKKS Pacific, Inc.*	46,200	953,106
Jarden Corp.*	2,851	32,787
Regis Corp.	119,736	1,739,764
Steinway Musical Instruments, Inc.*	7,000	122,570
Tupperware Brands Corp.(a)	79,690	1,808,963
Universal Corp.	38,900	1,161,943

		10,442,270

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Containers & Packaging — 1.4%
Bemis Co., Inc.	37,011	$876,420
Owens-Illinois, Inc.*	68,718	1,878,063
Pactiv Corp.*(a)	39,965	994,329
Silgan Holdings, Inc.	51,186	2,447,203

		6,196,015

Diversified Consumer Services — 0.2%
Steiner Leisure Ltd.*(a)	31,022	915,769

Diversified Financial Services — 0.1%
BGC Partners, Inc. (Class A Stock)	2,900	8,004
SWS Group, Inc.	10,800	204,660
United Community Financial Corp.	35,826	32,243

		244,907

Diversified Operations
Compass Diversified Holdings	10,700	120,375

Electric Utilities — 1.6%
MGE Energy, Inc.	10,320	340,560
NV Energy, Inc.	207,580	2,052,966
Portland General Electric Co.	246,556	4,800,446

		7,193,972

Electrical Equipment — 0.1%
Advanced Energy Industries, Inc.*	8,100	80,595
Hubbell, Inc. (Class B Stock)	12,850	419,938

		500,533

Electronic Components & Equipment — 3.9%
Anixter International, Inc.*(a)	52,000	1,566,240
Arris Group, Inc.*(a)	40,539	322,285
Bel Fuse, Inc. (Class B Stock)	14,090	298,708
Belden CDT, Inc.	78,257	1,634,006
Benchmark Electronics, Inc.*(a)	19,550	249,653
Checkpoint Systems, Inc.*	8,900	87,576
Coherent, Inc.*	74,972	1,608,899
CTS Corp.	19,800	109,098
Electro Scientific Industries, Inc.*	2,200	14,938
Electronics for Imaging, Inc.*	20,200	193,112
Empire District Electric Co. (The)	30,915	544,104
FEI Co.*	5,400	101,844
GrafTech International Ltd.*	60,200	500,864
Jabil Circuit, Inc.	182,000	1,228,500
Littelfuse, Inc.*	82,371	1,367,359
Mentor Graphics Corp.*	20,200	104,434
Park Electrochemical Corp.	80,937	1,534,566
Pericom Semiconductor Corp.*	3,800	20,824
Perkinelmer, Inc.	62,500	869,375
Plexus Corp.*	4,600	77,970
Regal-Beloit Corp.	97,860	3,717,701
Sanmina-SCI Corp.*	139,800	65,706
Synopsys, Inc.*(a)	54,323	1,006,062
Technitrol, Inc.	5,600	19,488
TTM Technologies, Inc.*(a)	37,600	195,896
VAALCO Energy, Inc.*	18,400	136,896

		17,576,104

Energy – Energy Resources
Parallel Petroleum Corp.*(a)	83,800	168,438

Energy Equipment & Services — 0.1%
National Oilwell Varco, Inc.*	14,710	359,512
Superior Well Services, Inc.*	17,650	176,500

		536,012

Entertainment & Leisure — 0.8%
DreamWorks Animation SKG, Inc. (Class A Stock)*	43,700	1,103,862
International Speedway Corp. (Class A Stock)	48,700	1,399,151
Macrovision Solutions Corp.*	146	1,847
Scientific Games Corp. (Class A Stock)*	54,732	959,999

		3,464,859

Equipment Services — 0.2%
General Cable Corp.*(a)	26,700	472,323
RPC, Inc.	9,025	88,084
Watsco, Inc.(a)	3,900	149,760

		710,167

Exchange Traded Funds — 0.3%
iShares Nasdaq Biotechnology Index Fund(a)	16,527	1,174,243

Financial – Bank & Trust — 9.5%
1st Source Corp.	6,300	148,869
Amcore Financial, Inc.	6,674	24,160
Ameris Bancorp	8,520	100,962
Associated Banc-Corp.(a)	56,900	1,190,917
BancFirst Corp.	3,500	185,220
Banco Latinoamericano de Exportaciones SA (Panama)	13,300	190,988
BancorpSouth, Inc.	89,993	2,102,236
Bank Mutual Corp.(a)	119,227	1,375,880
Banner Corp.	2,500	23,525
Berkshire Hills Bancorp, Inc.	1,100	33,946
Boston Private Financial Holdings, Inc.(a)	79,073	540,859
Brookline Bancorp, Inc.	23,600	251,340
Cardinal Financial Corp.	150,667	857,295
Cathay General Bancorp(a)	6,100	144,875
Central Pacific Financial Corp.	52,044	522,522
Chemical Financial Corp.(a)	8,685	242,138
Citizens Republic Bancorp, Inc.	8,823	26,293
City Bank/Lynnwood	49,735	258,622
City Holding Co.(a)	18,100	629,518
Colonial BancGroup, Inc. (The)(a)	48,900	101,223
Columbia Banking System, Inc.(a)	10,700	127,651
Commerce Bancshares, Inc.	16,370	719,462
Community Bank System, Inc.	10,100	246,339
Community Trust Bancorp, Inc.	17,942	659,369
Cullen / Frost Bankers, Inc.	24,702	1,251,897
CVB Financial Corp.	94,700	1,126,930
Farmers Capital Bank Corp.	3,700	90,354
Financial Institutions, Inc.	2,700	38,745

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
First Bancorp (Puerto Rico)	33,500	$373,190
First Bancorp	3,900	71,565
First Communtiy Banshares, Inc.	6,200	216,194
First Financial Bancorp	118,307	1,465,824
First Financial Holdings, Inc.	6,700	135,608
First Horizon National Corp.(a)	198,805	2,101,369
First Merchants Corp.	7,800	173,238
First Niagara Financial Group, Inc.(a)	48,317	781,286
First Place Financial Corp.	600	2,298
First South Bancorp. Inc.	1,600	20,096
FirstFed Financial Corp.*	6,000	10,500
FirstMerit Corp.	138,458	2,850,850
Flushing Financial Corp.	7,000	83,720
FNB Corp.(a)	30,800	406,560
Green Bankshares, Inc.	11,808	159,883
Hancock Holding Co.	20,980	953,751
Hawaiian Holdings, Inc.*	33,000	210,540
Heartland Financial USA, Inc.	3,300	67,947
Heritage Commerce Corp.	2,000	22,480
IBERIABANK Corp.	34,992	1,679,616
Independent Bank Corp.	17,100	447,336
Integra Bank Corp.	9,300	12,741
Lakeland Bancorp, Inc.	12,400	139,624
MainSource Financial Group, Inc.	13,470	208,785
MB Financial, Inc.	42,150	1,178,093
Nara Bancorp, Inc.	13,800	135,654
National Penn Bancshares, Inc.(a)	43,264	627,761
NewAlliance Bancshares, Inc.(a)	104,785	1,380,018
Ocwen Financial Corp.*	13,000	119,340
Old Second Bancorp, Inc.	2,100	24,360
Oriental Financial Group, Inc.	11,500	69,575
PAB Bankshares, Inc.	16,187	71,221
Pacific Capital Bancorp(a)	30,200	509,776
PacWest Bancorp	80,489	2,165,154
Penson Worldwide, Inc.*	6,000	45,720
Peoples Bancorp, Inc.	6,700	128,171
Prosperity Bancshares, Inc.	47,851	1,415,911
Provident Bankshares Corp.(a)	19,800	191,268
Provident Financial Services, Inc.	22,300	341,190
Renasant Corp.	10,100	172,003
Republic Bancorp, Inc. (Class A Stock)	6,346	172,616
S&T Bancorp, Inc.	8,800	312,400
SCBT Financial Corp.	2,417	83,387
Sierra Bancorp	6,300	132,300
Signature Bank / New York*	89,259	2,560,841
Simmons First National Corp. (Class A Stock)	5,000	147,350
Southside Bancshares, Inc.	10,300	242,050
Southwest Bancorp, Inc.	18,200	235,872
Sterling Bancshares, Inc.	30,600	186,048
Sterling Financial Corp.	39,450	347,160
Suffolk Bancorp	2,900	104,197
Superior Bancorp*(a)	31,216	98,955
Trico Bancshares	7,600	189,772
Umpqua Holdings Corp.	114,437	1,655,903
Union Bankshares Corp.	3,500	86,800
United Bankshares, Inc.(a)	5,300	176,066
United Community Banks, Inc.(a)	17,639	239,537
Washington Trust Bancorp, Inc.	6,700	132,325
West Bancorp, Inc.	4,100	50,225
West Coast Bancorp	20,700	136,413
Wilshire Bancorp, Inc.	13,200	119,856
Zions Bancorp(a)	55,983	1,372,143

		43,164,567

Financial – Brokerage — 0.2%
Knight Capital Group, Inc. (Class A Stock)*(a)	36,400	587,860
LaBranche & Co., Inc.*	20,700	99,153
Piper Jaffray Cos.*	2,900	115,304

		802,317

Financial Institutions
Patriot Capital Funding, Inc.	53,195	193,630

Financial Services — 2.3%
Advance America Cash Advance Centers, Inc.	18,700	35,343
Advanta Corp. (Class B Stock)	9,000	18,810
Ambac Financial Group, Inc.(a)	35,300	45,890
Assured Guaranty Ltd.(a)	23,600	269,040
Deluxe Corp.	57,100	854,216
Dime Community Bancshares	10,400	138,320
Dollar Financial Corp.*	27,168	279,830
Encore Capital Group, Inc.*	7,700	55,440
Federal Agricultural Mortgage Corp. (Class C Stock)	37,600	131,600
Federated Investors, Inc. (Class B Stock)(a)	36,776	623,721
Financial Federal Corp.	106,220	2,471,740
Global Cash Access Holdings, Inc.*	31,900	70,818
Hanmi Financial Corp.(a)	61,800	127,308
Lakeland Financial Corp.	7,400	176,268
Max Capital Group Ltd. (Bermuda)(a)	29,000	513,300
MCG Capital Corp.	21,486	15,255
Meadowbrook Insurance Group, Inc.	265,840	1,712,010
NBT Bancorp, Inc.(a)	14,800	413,808
Nelnet, Inc. (Class A Stock)	9,900	141,867
Prospect Capital Corp.	13,030	155,969
Stifel Financial Corp.*(a)	15,100	692,335
Waddell & Reed Financial, Inc. (Class A Stock)	53,950	834,067
World Acceptance Corp.*(a)	21,100	416,936
WSFS Financial Corp.(a)	5,300	254,347
Yadkin Valley Financial Corp.	1,100	15,675

		10,463,913

Food — 5.3%
Chiquita Brands International, Inc.*	12,400	183,272
Corn Products International, Inc.	126,917	3,661,555
Dean Foods Co.*(a)	182,295	3,275,841

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Food (cont’d.)
Del Monte Foods Co.	598,531	$4,273,511
Fresh Del Monte Produce, Inc. (Cayman Islands)*	21,700	486,514
Nash-Finch Co.	49,250	2,210,833
Ralcorp Holdings, Inc.*	42,981	2,510,090
Ruddick Corp.	50,150	1,386,648
Sanderson Farms, Inc.	53,681	1,855,215
Smithfield Foods, Inc.*(a)	27,610	388,473
Smucker, (J.M.) Co. (The)	30,300	1,313,808
Spartan Stores, Inc.(a)	27,400	637,050
TreeHouse Foods, Inc.*	12,400	337,776
Tyson Foods, Inc. (Class A Stock)	204,211	1,788,888

		24,309,474

Food & Staples Retailing — 0.7%
Casey’s General Stores, Inc.(a)	71,077	1,618,423
Weis Markets, Inc.(a)	49,990	1,681,164

		3,299,587

Furniture — 0.2%
Furniture Brands International, Inc.	29,300	64,753
Tempur-Pedic International, Inc.(a)	110,876	786,111

		850,864

Healthcare – Medical Providers — 0.1%
Psychiatric Solutions, Inc.*(a)	8,400	233,940

Healthcare Services — 3.1%
Amedisys, Inc.*(a)	21,450	886,743
AMERIGROUP Corp.*(a)	29,800	879,696
AmSurg Corp.*(a)	83,742	1,954,538
Cross Country Healthcare, Inc.*	70,630	620,838
Gentiva Health Services, Inc.*	29,200	854,392
Healthspring, Inc.*	72,100	1,439,837
LifePoint Hospitals, Inc.*(a)	106,472	2,431,820
Magellan Health Services, Inc.*	7,800	305,448
Pediatrix Medical Group, Inc.*	86,448	2,740,402
Protalix BioTherapeutics, Inc. (Israel)*	12,500	23,000
RehabCare Group, Inc.*	71,622	1,085,789
Res-Care, Inc.*	67,479	1,013,535
Seattle Genetics, Inc.*	7,300	65,262

		14,301,300

Healthcare Technology
MedQuist, Inc.	48,610	99,651

Healthcare Equipment & Services — 0.1%
National Dentex Corp.*	69,603	316,694

Hotels, Restaurants & Leisure
Brinker International, Inc.	17,040	179,602

Household Durables — 0.2%
Snap-on, Inc.(a)	23,180	912,828

Household Products — 0.7%
Central Garden & Pet Co.
(Class A Stock)*(a)	223,989	1,321,535
Helen of Troy Ltd. (Bermuda)*	84,700	1,470,392
Prestige Brands Holdings, Inc.*	22,700	239,485

		3,031,412

Industrial Products — 2.3%
Actuant Corp. (Class A Stock)	11,600	220,632
Acuity Brands, Inc.(a)	15,600	544,596
Barnes Group, Inc.	120,850	1,752,325
Brady Corp. (Class A Stock)	47,079	1,127,542
Ceradyne, Inc.*	14,200	288,402
CIRCOR International, Inc.	7,000	192,500
EnPro Industries, Inc.*(a)	26,000	560,040
Interface, Inc. (Class A Stock)	111,168	515,819
Kaydon Corp.(a)	94,208	3,236,045
Myers Industries, Inc.	12,200	97,600
Watts Water Technologies, Inc. (Class A Stock)	36,805	919,021
WESCO International, Inc.*(a)	60,833	1,169,819

		10,624,341

Insurance — 9.4%
Allied World Assurance Holdings Ltd. (Bermuda)	74,920	3,041,752
American Equity Investment Life Holding Co.	91,508	640,556
American Physicians Capital, Inc.	6,200	298,220
Amerisafe, Inc.*(a)	47,300	971,069
AmTrust Financial Services, Inc.	12,700	147,320
Arch Capital Group Ltd.*	9,260	649,126
Argo Group International Holdings Ltd. (Bermuda)*	42,441	1,439,599
Aspen Insurance Holdings Ltd. (Bermuda)	96,400	2,337,700
Castlepoint Holdings Ltd. (Bermuda)	4,200	56,952
CNA Surety Corp.*(a)	65,080	1,249,536
Delphi Financial Group, Inc. (Class A Stock)	31,100	573,484
EMC Insurance Group, Inc.(a)	33,380	856,197
Employers Holdings, Inc.	167,649	2,766,208
Endurance Specialty Holdings Ltd. (Bermuda)	93,241	2,846,648
FPIC Insurance Group, Inc.*(a)	5,500	240,790
Hallmark Financial Services*	5,100	44,727
Hanover Insurance Group, Inc. (The)	27,700	1,190,269
Harleysville Group, Inc.	6,700	232,691
Horace Mann Educators Corp.	91,978	845,278
Infinity Property & Casualty Corp.	42,314	1,977,333
IPC Holdings Ltd.	38,216	1,142,658
Navigators Group, Inc.*	9,100	499,681
Odyssey Re Holdings Corp.	24,800	1,284,888
Phoenix Cos., Inc. (The)	7,000	22,890

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Insurance (cont’d.)
Platinum Underwriters Holdings
Ltd. (Bermuda)(a)	119,356	$4,306,364
PMA Capital Corp. (Class A Stock)*	44,900	317,892
ProAssurance Corp.*	46,291	2,443,239
Reinsurance Group of America, Inc.	52,704	2,256,785
RLI Corp.	2,300	140,668
Safety Insurance Group, Inc.	46,180	1,757,611
SeaBright Insurance Holdings, Inc.*	9,700	113,878
Selective Insurance Group(a)	69,500	1,593,635
StanCorp Financial Group, Inc.	35,150	1,468,216
United Fire & Casualty Co.	48,650	1,511,556
Willis Group Holdings Ltd. (Bermuda)	17,114	425,796
Zenith National Insurance Corp.	42,970	1,356,563

		43,047,775

Internet Services — 0.2%
Adaptec, Inc.*	14,100	46,530
EarthLink, Inc.*	53,900	364,364
Interwoven, Inc.*	17,900	225,540
SonicWALL, Inc.*	12,200	48,556
United Online, Inc.	53,468	324,551

		1,009,541

IT Services — 1.1%
Avocent Corp.*(a)	91,288	1,634,968
Perot Systems Corp. (Class A Stock)*(a)	247,369	3,381,534

		5,016,502

Leisure Equipment & Products
Callaway Golf Co.	7,930	73,670

Machinery — 1.2%
Albany International Corp. (Class A Stock)	47,930	615,421
IDEX Corp.	79,296	1,914,998
Mueller Industries, Inc.	29,160	731,333
Sauer-Danfoss, Inc.	44,070	385,613
Wabtec Corp.	48,390	1,923,502

		5,570,867

Machinery & Equipment — 2.1%
Applied Industrial Technologies, Inc.	50,000	946,000
Baldor Electric Co.	54,700	976,395
Cascade Corp.	2,400	71,664
Columbus McKinnon Corp.*	4,900	66,885
Gardner Denver, Inc.*	89,574	2,090,657
Joy Global, Inc.	45,500	1,041,495
Kadant, Inc.*(a)	60,540	816,079
Kennametal, Inc.	100,850	2,237,862
Mueller Water Products, Inc.(a)	95,750	804,300
Smith (A.O.) Corp.	6,900	203,688
Tennant Co.	6,700	103,180

		9,358,205

Marine — 0.2%
Kirby Corp.*	30,600	837,216

Media
Entercom Communications Corp. (Class A Stock)	18,200	22,386
Lee Enterprises, Inc.(a)	34,900	14,309

		36,695

Medical Products — 0.4%
Cooper Cos., Inc. (The)(a)	104,030	1,706,092

Medical Supplies & Equipment — 1.0%
Alliance Imaging, Inc.*	10,400	82,888
Arena Pharmaceuticals, Inc.*(a)	2,300	9,591
Bio-Rad Laboratories, Inc. (Class A Stock)*(a)	5,500	414,205
Bionovo, Inc.*	5,400	1,080
CONMED Corp.*	55,770	1,335,134
Cypress Bioscience, Inc.*	4,500	30,780
Invacare Corp.	18,400	285,568
Mettler-Toledo International, Inc.*(a)	14,000	943,600
Patterson Cos., Inc.*	63,880	1,197,750
PSS World Medical, Inc.*(a)	6,000	112,920
STERIS Corp.	6,700	160,063

		4,573,579

Metals & Mining — 1.8%
Arch Coal, Inc.	57,300	933,417
Carpenter Technology Corp.	19,300	396,422
Century Aluminum Co.*	53,250	532,500
Cliffs Natural Resources, Inc.(a)	8,660	221,783
Haynes International, Inc.*	21,258	523,372
IAMGOLD Corp. (Canada)	289,350	1,767,928
Olympic Steel, Inc.	10,640	216,737
RBC Bearings, Inc.*(a)	41,603	843,709
Reliance Steel & Aluminum Co.	55,100	1,098,694
Royal Gold, Inc.	3,900	191,919
Schnitzer Steel Industries, Inc. (Class A Stock)	5,370	202,180
Worthington Industries, Inc.	116,300	1,281,626

		8,210,287

Multi-Utilities — 0.1%
CMS Energy Corp.(a)	31,740	320,891

Office Equipment — 0.2%
Ennis, Inc.	4,700	56,917
Knoll, Inc.	20,200	182,204
United Stationers, Inc.*(a)	25,850	865,717

		1,104,838

Oil & Gas — 2.1%
Atwood Oceanics, Inc.*	38,600	589,808
Berry Petroleum Co. (Class A Stock)	85,568	646,894
Cabot Corp.	52,096	797,069
Callon Petroleum Co.*	4,600	11,960

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas (cont’d.)
Complete Production Services, Inc.*	13,200	$107,580
Comstock Resources, Inc.*(a)	10,100	477,225
Energy Partners Ltd.*	4,544	6,134
Harvest Natural Resources, Inc.*	9,600	41,280
ION Geophysical Corp.*(a)	82,950	284,519
Laclede Group, Inc. (The)	4,900	229,516
Lufkin Industries, Inc.	3,000	103,500
McMoRan Exploration Co.*(a)	8,200	80,360
Northwest Natural Gas Co.(a)	32,470	1,436,148
Oil States International, Inc.*	56,400	1,054,116
Petroquest Energy, Inc.*(a)	101,750	687,830
Pioneer Drilling Co.*	18,500	103,045
Rosetta Resources, Inc.*	5,800	41,064
Stone Energy Corp.*(a)	53,477	589,317
Superior Energy Services, Inc.*(a)	62,250	991,642
Toreador Resources Corp.*	1,900	10,431
Trico Marine Services, Inc.*(a)	20,300	90,741
Union Drilling, Inc.*	5,700	29,583
Whiting Petroleum Corp.*	34,500	1,154,370

		9,564,132

Oil, Gas & Consumable Fuels — 0.5%
Denbury Resources, Inc.*(a)	36,984	403,865
St. Mary Land & Exploration Co.	65,200	1,324,212
XTO Energy, Inc.	19,290	680,359

		2,408,436

Paper & Forest Products — 0.5%
Louisiana-Pacific Corp.	86,520	134,971
Neenah Paper, Inc.	69,645	615,662
Rock-Tenn Co. (Class A Stock)	23,900	816,902
Schweitzer-Mauduit International, Inc.	15,000	300,300
Universal Forest Products, Inc.	7,000	188,370

		2,056,205

Personal Services — 0.1%
CompuCredit Corp.*(a)	9,800	54,194
GEO Group, Inc. (The)*(a)	9,400	169,482
Stewart Enterprises, Inc. (Class A Stock)(a)	55,200	166,152

		389,828

Pharmaceuticals — 0.2%
Auxilium Pharmaceuticals, Inc.*(a)	3,800	108,072
Par Pharmaceutical Cos., Inc.*	3,700	49,617
Perrigo Co.	9,400	303,714
Rigel Pharmaceuticals, Inc.*	2,300	18,400
Valeant Pharmaceuticals International*(a)	5,700	130,530
Viropharma, Inc.*(a)	24,300	316,386

		926,719

Printing & Publishing — 0.2%
Consolidated Graphics, Inc.*	10,100	228,664
Courier Corp.	45,920	821,968
Scholastic Corp.	3,300	44,814
Valassis Communications, Inc.*	6,000	7,920

		1,103,366

Professional Services — 0.4%
Korn/Ferry International*	17,620	201,220
TrueBlue, Inc.*	66,440	635,831
Watson Wyatt Worldwide, Inc. (Class A Stock)	21,867	1,045,680

		1,882,731

Real Estate Investment Trusts — 4.2%
American Campus
Communities, Inc.	7,100	145,408
American Land Lease, Inc.	27,014	373,333
Anthracite Capital, Inc.(a)	51,200	114,176
Anworth Mortgage Asset Corp.	39,400	253,342
Arbor Realty Trust, Inc.(a)	13,800	40,710
Ashford Hospitality Trust, Inc.	30,400	34,960
Associated Estates Realty Corp.	8,400	76,692
BioMed Realty Trust, Inc.(a)	92,757	1,087,112
Capital Trust, Inc. (Class A Stock)	5,500	19,800
CBL & Associates Properties, Inc.(a)	90,876	590,694
Cogdell Spencer, Inc.	1,084	10,146
Corporate Office Properties Trust	6,590	202,313
Cousins Properties, Inc.(a)	34,380	476,163
DCT Industrial Trust, Inc.(a)	83,700	423,522
DiamondRock Hospitality Co.	40,100	203,307
Education Realty Trust, Inc.(a)	191,425	999,239
Entertainment Properties Trust(a)	18,400	548,320
Equity LifeStyle Properties, Inc.	8,800	337,568
Equity One, Inc.(a)	72,716	1,287,073
Extra Space Storage, Inc.	14,600	150,672
First Potomac Realty Trust(a)	18,100	168,330
Glimcher Realty Trust	29,900	84,019
Hersha Hospitality Trust	12,000	36,000
Home Properties, Inc.	3,200	129,920
Inland Real Estate Corp.	21,000	272,580
iStar Financial, Inc.	41,660	92,902
LaSalle Hotel Properties(a)	37,980	419,679
Lexington Realty Trust(a)	121,800	609,000
LTC Properties, Inc.	15,100	306,228
Maguire Properties, Inc.*	6,300	9,198
MFA Mortgage Investments, Inc.	472,228	2,781,423
Mid-America Apartment Communities, Inc.(a)	60,966	2,265,497
National Retail Properties, Inc.(a)	48,200	828,558
NorthStar Realty Finance Corp.(a)	49,200	192,372
Omega Healthcare Investors, Inc.(a)	31,200	498,264
Parkway Properties, Inc.	26,800	482,400
Pennsylvania Real Estate Investment Trust	20,800	154,960
PS Business Parks, Inc.	1,300	58,058
Resource Capital Corp.	14,100	54,003
Saul Centers, Inc.(a)	20,500	809,750
Senior Housing Properties Trust(a)	53,500	958,720
Strategic Hotels & Resorts, Inc.	38,500	64,680
Sun Communities, Inc.	15,100	211,400
SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Real Estate Investment Trusts (cont’d.)
Sunstone Hotel Investors, Inc.	28,600	$177,034
Washington Real Estate Investment Trust	8,300	234,890

		19,274,415

Restaurants — 0.2%
Bob Evans Farms, Inc.	1,400	28,602
CEC Entertainment, Inc.*	18,500	448,625
Einstein Noah Restaurant Group, Inc.*	2,800	16,100
Jack in the Box, Inc.*	21,700	479,353
Papa John’s International, Inc.*	4,600	84,778

		1,057,458

Retail & Merchandising — 2.4%
Abercrombie & Fitch Co.
(Class A Stock)(a)	51,355	1,184,760
Bebe Stores, Inc.	85,931	641,905
Cash America International, Inc.	28,600	782,210
Collective Brands, Inc.*	17,800	208,616
Conn’s, Inc.*	7,400	62,752
Core-Mark Holding Co., Inc.*	4,600	98,992
Dress Barn, Inc.*(a)	17,100	183,654
DSW, Inc. (Class A Stock)*(a)	104,644	1,303,864
Ethan Allen Interiors, Inc.(a)	47,358	680,534
Finish Line, Inc. (The) (Class A Stock)	27,400	153,440
Jo-Ann Stores, Inc.*	2,900	44,921
Jos. A. Bank Clothiers, Inc.*(a)	20,800	543,920
Men’s Wearhouse, Inc. (The)	70,118	949,398
Oxford Industries, Inc.	1,600	14,032
Pantry, Inc. (The)*	62,918	1,349,591
PC Connection, Inc.*	9,800	50,176
PC Mall, Inc.*	4,700	18,847
Perry Ellis International, Inc.*	17,350	109,999
RC2 Corp.*	9,600	102,432
Rent-A-Center, Inc.*	63,100	1,113,715
Shoe Carnival, Inc.*	11,200	106,960
Stage Stores, Inc.	16,500	136,125
Vector Group Ltd.(a)	64,036	872,170
Zep, Inc.	5,500	106,205

		10,819,218

Road & Rail — 0.1%
J.B. Hunt Transport Services, Inc.(a)	16,940	445,014

Semiconductors — 2.0%
Amkor Technology, Inc.*	31,400	68,452
Applied Micro Circuits Corp.*	23,525	92,453
Asyst Technologies, Inc.*	40,000	10,000
Brooks Automation, Inc.*	6,900	40,089
Cirrus Logic, Inc.*	17,400	46,632
Cohu, Inc.	2,100	25,515
DSP Group, Inc.*	12,700	101,854
Emulex Corp.*	256,930	1,793,371
Entegris, Inc.*	253,751	555,715
Exar Corp.*(a)	167,932	1,120,106
Fairchild Semiconductor International, Inc.*	112,240	548,854
IXYS Corp.	8,700	71,862
Kulicke & Soffa Industries, Inc.*(a)	12,600	21,420
Lattice Semiconductor Corp.*	16,400	24,764
MKS Instruments, Inc.*	13,900	205,581
MRV Communications, Inc.*	10,000	7,700
Omnivision Technologies, Inc.*	71,210	373,852
ON Semiconductor Corp.*(a)	234,800	798,320
Photronics, Inc.*	5,300	10,335
PMC – Sierra, Inc.*	67,500	328,050
Richardson Electronics Ltd.	75,348	222,277
Semtech Corp.*	9,700	109,319
Silcon Storage Technology, Inc.*	9,700	22,213
Skyworks Solutions, Inc.*	75,600	418,824
Standard Microsystems Corp.*	7,700	125,818
TriQuint Semiconductor, Inc.*	51,800	178,192
Verigy Ltd.*	144,730	1,392,303
Zoran Corp.*	24,700	168,701

		8,882,572

Software — 0.9%
Citrix Systems, Inc.*(a)	44,800	1,055,936
CSG Systems International, Inc.*	9,900	172,953
Digi International, Inc.*	68,900	558,779
EPIQ Systems, Inc.*(a)	48,728	814,245
infoGROUP, Inc.	3,000	14,220
JDA Software Group, Inc.*	7,800	102,414
McAfee, Inc.*(a)	34,208	1,182,570
Take-Two Interactive Software, Inc.	9,000	68,040

		3,969,157

Specialty Retail — 0.6%
Buckle, Inc. (The)(a)	9,310	203,144
Cato Corp. (The) (Class A Stock)	76,087	1,148,914
Penske Auto Group, Inc.(a)	159,050	1,221,504
Williams-Sonoma, Inc.(a)	27,680	217,565

		2,791,127

Telecommunications — 1.6%
Alaska Communications
Systems Group, Inc.	107,450	1,007,881
Atlantic Tele-Network, Inc.	3,500	92,925
Centennial Communications Corp.*	39,700	319,982
Cincinnati Bell, Inc.*	215,800	416,494
CommScope, Inc.*(a)	54,600	848,484
Consolidated Communications Holdings, Inc.	5,200	61,776
Finisar Corp.*	16,300	6,194
Harmonic, Inc.*	15,900	89,199
Harris Stratex Networks, Inc. (Class A Stock)*	6,400	33,024
Iowa Telecommunications Services, Inc.	81,200	1,159,536
MasTec, Inc.*	15,100	174,858
Newport Corp.*	8,400	56,952

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Telecommunications (cont’d.)
Plantronics, Inc.(a)	154,850	$2,044,020
Polycom, Inc.*(a)	6,400	86,464
Powerwave Technologies, Inc.*(a)	343,650	171,825
Premiere Global Services, Inc.*	28,700	247,107
RF Micro Devices, Inc.*	14,500	11,310
Symmetricon, Inc.*	10,200	40,290
Syniverse Holdings, Inc.*(a)	30,700	366,558
Tekelec*	16,500	220,110
USA Mobility, Inc.*	3,700	42,809
UTStarcom, Inc.*	10,900	20,165

		7,517,963

Textiles, Apparel & Luxury Goods — 0.2%
Movado Group, Inc.	10,050	94,369
Timberland Co. (Class A Stock)*	65,785	759,817

		854,186

Thrifts & Mortgage Finance — 0.2%
MGIC Investment Corp.	30,110	104,783
Westfield Financial, Inc.	59,170	610,634

		715,417

Transportation — 1.6%
Arkansas Best Corp.	9,300	280,023
Atlas Air Worldwide Holdings, Inc.*(a)	11,100	209,790
Bristow Group, Inc.*(a)	39,600	1,060,884
Eagle Bulk Shipping, Inc.(a)	11,900	81,158
GATX Corp.(a)	39,550	1,224,863
Genesee & Wyoming, Inc. (Class A Stock)*	37,300	1,137,650
GulfMark Offshore, Inc.*	23,600	561,444
Kansas City Southern*(a)	38,991	742,779
Knightsbridge Tankers Ltd. (Bermuda)(a)	12,000	175,800
Marten Transport Ltd.*	9,400	178,224
Pacer International, Inc.	91,630	955,701
PHI, Inc.*	100	1,401
Ryder System, Inc.	18,410	713,940

		7,323,657

Utilities — 5.5%
AGL Resources, Inc.	81,132	2,543,488
Allete, Inc.(a)	29,650	956,805
American States Water Co.	3,900	128,622
Atlas America, Inc.	82,596	1,226,551
Atmos Energy Corp.	73,248	1,735,977
California Water Service Group	5,900	273,937
Cleco Corp.(a)	18,500	422,355
Comfort Systems USA, Inc.	37,800	402,948
El Paso Electric Co.*	29,500	533,655
EMCOR Group, Inc.*	119,670	2,684,198
IDACORP, Inc.	59,793	1,760,904
Integrys Energy Group, Inc.	23,450	1,007,881
New Jersey Resources Corp.	47,259	1,859,642
Piedmont Natural Gas Co., Inc.	8,600	272,362
South Jersey Industries, Inc.	11,200	446,320
Southwest Gas Corp.(a)	30,000	756,600
Swift Energy Co.*(a)	80,517	1,353,491
TECO Energy, Inc.(a)	88,800	1,096,680
UIL Holdings Corp.	8,800	264,264
UniSource Energy Corp.	35,200	1,033,472
Vectren Corp.	39,000	975,390
Westar Energy, Inc.(a)	108,223	2,219,654
WGL Holdings, Inc.	39,865	1,303,187

		25,258,383

TOTAL COMMON STOCKS (cost $581,328,144)		425,936,397

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. Treasury Obligation — 0.1%
U.S. Treasury Note(k)
(cost $617,904)
3.125%	11/30/09	$605	620,007

TOTAL LONG-TERM INVESTMENTS (cost $581,946,048)			426,556,404

	Shares

SHORT-TERM INVESTMENT — 22.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $100,091,253; includes $81,430,332 of cash collateral for securities on loan)(b)(w) (Note 4)	100,091,253	100,091,253

TOTAL INVESTMENTS — 115.6%
(cost $682,037,301)		526,647,657
Liabilities in excess of other assets(x) — (15.6)%		(71,068,826)

NET ASSETS — 100.0%		$455,578,831

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $79,236,361; cash collateral of $81,430,332 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Security segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

(x)	Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2008:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2008	Appreciation

Long Positions:
102	Russell 2000	Mar 09	$4,846,520	$5,078,580	$232,060

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$526,027,650	$232,060
Level 2 – Other Significant Observable Inputs	620,007	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$526,647,657	$232,060

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (17.9% represents investments purchased with collateral from securities on loan)	22.0%
Financial – Bank & Trust	9.5
Insurance	9.4
Utilities	5.5
Food	5.3
Real Estate Investment Trusts	4.2
Electronic Components & Equipment	3.9
Computer Services & Software	3.3
Healthcare Services	3.1
Retail & Merchandising	2.4
Industrial Products	2.3
Financial Services	2.3
Consumer Products & Services	2.3
Oil & Gas	2.1
Machinery & Equipment	2.1
Aerospace	2.0
Commercial Banks	2.0
Semiconductors	2.0
Chemicals	1.9
Metals & Mining	1.8
Telecommunications	1.6
Transportation	1.6
Electric Utilities	1.6
Containers & Packaging	1.4
Machinery	1.2
IT Services	1.1
Medical Supplies & Equipment	1.0
Software	0.9
Business Services	0.8
Entertainment & Leisure	0.8
Food & Staples Retailing	0.7
Building Materials	0.7
Household Products	0.7
Specialty Retail	0.6
Automotive Parts	0.5
Banks	0.5
Oil, Gas & Consumable Fuels	0.5
Commercial Services	0.5
Communications Equipment	0.5
Conglomerates	0.5
Clothing & Apparel	0.5
Paper & Forest Products	0.5
Construction	0.4
Professional Services	0.4
Automobile Manufacturers	0.4
Medical Products	0.4
Airlines	0.3
Apparel & Textile	0.3
Capital Markets	0.3
Computers – Networking	0.3
Exchange Traded Funds	0.3
Office Equipment	0.2
Printing & Publishing	0.2
Restaurants	0.2
Beverages	0.2
Internet Services	0.2
Pharmaceuticals	0.2
Diversified Consumer Services	0.2
Household Durables	0.2
Textiles, Apparel & Luxury Goods	0.2
Furniture	0.2
Marine	0.2
Financial – Brokerage	0.2
Broadcasting	0.2
Thrifts & Mortgage Finance	0.2
Equipment Services	0.2
Biotechnology	0.1
U.S. Treasury Obligations	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Energy Equipment & Services	0.1%
Electrical Equipment	0.1
Road & Rail	0.1
Personal Services	0.1
Multi-Utilities	0.1
Healthcare Equipment & Services	0.1
Computers & Peripherals	0.1
Computer Hardware	0.1
Aerospace & Defense	0.1
Automotive Components	0.1
Diversified Financial Services	0.1
Healthcare – Medical Providers	0.1

115.6
Liabilities in excess of other assets	(15.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $79,236,361:
Unaffiliated investments (cost $581,946,048)	$426,556,404
Affiliated investments (cost $100,091,253)	100,091,253
Cash	2,009,856
Receivable for fund share sold	9,065,631
Dividends and interest receivable	934,816
Receivable for investments sold	626,945
Due from broker-variation margin	140,755
Prepaid expenses	13,025

Total Assets	539,438,685

LIABILITIES:
Payable to broker for collateral for securities on loan	81,430,332
Payable for investments purchased	2,040,940
Advisory fees payable	176,252
Accrued expenses and other liabilities	169,127
Payable for fund share repurchased	40,887
Shareholder servicing fees payable	2,316

Total Liabilities	83,859,854

NET ASSETS	$455,578,831

Net assets were comprised of:
Paid-in capital	$712,818,037
Retained earnings	(257,239,206)

Net assets, December 31, 2008	$455,578,831

Net asset value and redemption price per share, $455,578,831 / 52,563,984 outstanding shares of beneficial interest	$8.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $5,253 foreign withholding tax)	$13,058,367
Affiliated income from securities lending, net	2,154,420
Affiliated dividend income	747,302
Unaffiliated interest income	27,143

15,987,232

EXPENSES
Advisory fees	6,360,321
Shareholder servicing fees and expenses	578,469
Custodian and accounting fees	315,000
Legal fees and expenses	58,000
Loan interest expense (Note 7)	49,579
Audit fee	49,000
Trustees’ fees	21,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	18,000
Insurance expenses	14,000
Miscellaneous	13,029

Total expenses	7,495,398

NET INVESTMENT INCOME	8,491,834

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investment transactions	(102,511,465)
Futures transactions	(3,596,732)

(106,108,197)

Net change in unrealized appreciation (depreciation) on:
Investments	(131,156,644)
Futures	236,760

(130,919,884)

NET LOSS ON INVESTMENTS	(237,028,081)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(228,536,247)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$8,491,834	$9,533,677
Net realized gain (loss) on investment transactions	(106,108,197)	91,655,750
Net change in unrealized appreciation (depreciation) on investments	(130,919,884)	(153,701,741)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(228,536,247)	(52,512,314)

DISTRIBUTIONS	(101,189,427)	(117,488,699)

FUND SHARE TRANSACTIONS:
Fund share sold [15,963,485 and 10,872,603 shares, respectively]	177,405,015	182,782,074
Fund share issued in reinvestment of distributions [8,287,422 and 8,446,348 shares, respectively]	101,189,427	117,488,699
Net asset value of shares issued in merger [4,784,506 and 0 shares, respectively] (Note 10)	54,447,677	—
Fund share repurchased [43,995,289 and 17,559,141 shares, respectively]	(500,301,948)	(304,498,616)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(167,259,829)	(4,227,843)

TOTAL DECREASE IN NET ASSETS	(496,985,503)	(174,228,856)
NET ASSETS:
Beginning of year	952,564,334	1,126,793,190

End of year	$455,578,831	$952,564,334

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 93.0%
COMMON STOCKS — 65.4%		Value
	Shares	(Note 2)

Advertising — 0.2%
Aegis Group PLC (United Kingdom)	150,404	$161,102
Lamar Advertising Co. (Class A Stock)*(a)	12,600	158,256
Omnicom Group, Inc.(a)	36,500	982,580
WPP Group PLC (United Kingdom)	58,564	338,907

		1,640,845

Aerospace — 1.5%
Boeing Co. (The)	29,300	1,250,231
Finmeccanica SpA (Italy)	49,927	755,771
General Dynamics Corp.	17,900	1,030,861
Goodrich Corp.	7,500	277,650
Lockheed Martin Corp.	19,900	1,673,192
Northrop Grumman Corp.	19,900	896,296
Raytheon Co.	11,300	576,752
Rockwell Collins, Inc.	18,000	703,620
Teledyne Technologies, Inc.*	3,200	142,560
Triumph Group, Inc.(a)	3,200	135,872
United Technologies Corp.	48,700	2,610,320

		10,053,125

Airlines — 0.1%
AirTran Holdings, Inc.*	9,600	42,624
AMR Corp.*(a)	7,500	80,025
Gol Linhas Aereas Inteligentes SA, ADR (Brazil)	12,200	51,606
SkyWest, Inc.	4,200	78,120
Southwest Airlines Co.	30,200	260,324

		512,699

Automobile Manufacturers — 0.5%
Bayerische Motoren Werke AG (Germany)	21,835	655,900
General Motors Corp.(a)	55,900	178,880
Harley-Davidson, Inc.(a)	40,500	687,285
Honda Motor Co. Ltd. (Japan)	11,100	236,415
Oshkosh Corp.	6,800	60,452
Rolls-Royce Group PLC (United Kingdom)*	52,142	251,515
Rolls-Royce Group PLC (Class C Stock) (United Kingdom)	2,785,983	4,006
Thor Industries, Inc.	3,200	42,176
Toyota Motor Corp. (Japan)	24,300	803,317
Volkswagen AG PFD (Germany)	3,997	211,240
Winnebago Industries, Inc.	5,300	31,959

		3,163,145

Automotive Parts — 0.1%
Aisin Seiki Co. Ltd. (Japan)	12,400	177,601
Autoliv, Inc. AB (Sweden)	9,701	193,825
GKN PLC (United Kingdom)	123,579	172,346
H&E Equipment Services, Inc.*	4,000	30,840
Johnson Controls, Inc.	15,400	279,664
Koito Manufacturing Co. Ltd. (Japan)	25,000	154,578

		1,008,854

Beverages — 2.0%
Boston Beer Co., Inc. (Class A Stock)*	4,300	122,120
Cia Cervecerias Unidas SA, ADR (Chile)	12,000	313,800
Coca-Cola Co. (The)	98,400	4,454,568
Coca-Cola Enterprises, Inc.	78,200	940,746
Coca-Cola West Holdings Co. Ltd. (Japan)	19,900	430,261
Dr. Pepper Snapple Group, Inc.*	28,700	466,375
Kirin Holdings Co. Ltd. (Japan)	40,000	531,815
Lion Nathan Ltd. (Australia)	89,312	513,079
Pepsi Bottling Group, Inc.	20,600	463,706
PepsiCo, Inc.	80,200	4,392,554
Pernod-Ricard SA (France)	13,760	1,013,145
Reed’s, Inc.*	2,400	2,640

		13,644,809

Biotechnology — 0.2%
Genentech, Inc.*	11,600	961,756
Illumina, Inc.*(a)	5,300	138,065
Incyte Corp.*	8,500	32,215
Maxygen, Inc.*	11,700	104,364

		1,236,400

Building & Construction
Foster Wheeler Ltd.*(a)	6,400	149,632

Building Materials — 0.3%
Boral Ltd. (Australia)	66,161	214,273
Bouygues SA (France)	16,774	704,163
Cemex SAB de CV (Mexico)*	110,292	99,871
Masco Corp.	54,900	611,037
Sherwin-Williams Co. (The)	3,000	179,250
Universal Forest Products, Inc.	4,200	113,022
USG Corp.*	4,300	34,572

		1,956,188

Business Services — 0.4%
Accenture Ltd. (Class A Stock) (Bermuda)(a)	39,000	1,278,810
Bureau Veritas SA (France)	9,983	398,820
Corporate Executive Board Co. (The)	3,900	86,034
FTI Consulting, Inc.*	3,200	142,976
Informa PLC (United Kingdom)	45,004	159,335
Iron Mountain, Inc.*(a)	10,887	269,236
Manpower, Inc.	3,200	108,768
Navigant Consulting, Inc.*	7,400	117,438
Robert Half International, Inc.	12,900	268,578
Senomyx, Inc.*	11,700	32,643

		2,862,638

Cable Television — 0.2%
Liberty Global, Inc. (Class A Stock)*	5,032	80,109
Time Warner Cable, Inc. (Class A Stock)*	64,700	1,387,815

		1,467,924

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Chemicals — 0.9%
Albemarle Corp.	4,200	$93,660
American Vanguard Corp.	11,700	136,890
Arch Chemicals, Inc.	6,350	165,545
Asahi Kasei Corp. (Japan)	42,000	185,390
BASF SE (Germany)	21,437	826,311
Cabot Corp.	4,600	70,380
Dow Chemical Co. (The)	14,000	211,260
E.I. du Pont de Nemours & Co.	69,459	1,757,313
Ecolab, Inc.(a)	11,400	400,710
Hitachi Chemical Co. Ltd. (Japan)	25,700	266,977
International Flavors & Fragrances, Inc.	7,500	222,900
Mosaic Co. (The)	7,100	245,660
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	3,200	234,304
Sigma-Aldrich Corp.(a)	5,000	211,200
Symyx Technologies, Inc.*	13,800	81,972
Syngenta AG (Switzerland)	2,798	526,818
Tosoh Corp. (Japan)	84,000	207,325
Wacker Chemie AG (Germany)	4,100	425,787

		6,270,402

Clothing & Apparel — 0.2%
Adidas AG (Germany)	16,517	623,119
Anvil Holdings, Inc.*(g)	126	326
Aoyama Trading Co. Ltd. (Japan)	10,400	165,678
Coach, Inc.*	18,200	378,014
NIKE, Inc. (Class B Stock)	10,900	555,900

		1,723,037

Commercial Banks — 0.4%
Home Bancshares, Inc.(a)	6,168	166,228
Julius Baer Holding AG (Switzerland)	18,244	685,296
KeyCorp(a)	86,100	733,572
Standard Chartered PLC (United Kingdom)	57,671	725,517
Western Alliance Bancorp*	6,400	64,576
Wilmington Trust Corp.	5,400	120,096

		2,495,285

Commercial Services — 0.5%
Benesse Corp. (Japan)	11,400	498,877
Dollar Thrifty Automotive Group, Inc.*	5,100	5,559
H&R Block, Inc.	55,900	1,270,048
Huron Consulting Group, Inc.*	2,100	120,267
Jackson Hewitt Tax Service, Inc.	5,300	83,157
Paychex, Inc.	13,600	357,408
QinetiQ Group PLC (United Kingdom)	138,430	315,957
Western Union Co. (The)	37,600	539,184

		3,190,457

Computer Hardware — 2.1%
Acer, Inc. (Taiwan)	329,651	431,236
Apple, Inc.*(a)	44,100	3,763,935
Computer Sciences Corp.*(a)	5,900	207,326
Dell, Inc.*	118,500	1,213,440
Hewlett-Packard Co.	101,200	3,672,548
International Business Machines Corp.	57,050	4,801,328
Isilon Systems, Inc.*	2,501	8,229
Palm, Inc.*(a)	35,100	107,757
SanDisk Corp.*(a)	10,300	98,880

		14,304,679

Computer Services & Software — 2.7%
3D Systems Corp.*	8,500	67,490
Activision Blizzard, Inc.*	19,854	171,538
American Reprographics Co.*	6,200	42,780
Art Technology Group, Inc.*	27,600	53,268
Autodesk, Inc.*	95,000	1,866,750
Automatic Data Processing, Inc.	28,700	1,129,058
Avid Technology, Inc.*	6,400	69,824
Cadence Design Systems, Inc.*	10,600	38,796
Cisco Systems, Inc.*	160,700	2,619,410
Electronic Arts, Inc.*(a)	16,700	267,868
EMC Corp.*(a)	98,800	1,034,436
F5 Networks, Inc.*	7,500	171,450
Factset Research Systems, Inc.(a)	2,300	101,752
Fiserv, Inc.*	8,700	316,419
Global Payments, Inc.	4,200	137,718
Jack Henry & Associates, Inc.(a)	5,300	102,873
Logica PLC (United Kingdom)	132,466	131,413
Microsoft Corp.(a)	401,500	7,805,160
NS Solutions Corp. (Japan)	18,200	239,446
Red Hat, Inc.*	107,180	1,416,920
Salary.com, Inc.*	10,700	23,219
salesforce.com, Inc.*	14,900	476,949
SYNNEX Corp.*	6,400	72,512
Tech Data Corp.*	5,300	94,552
Websense, Inc.*	7,400	110,778

		18,562,379

Conglomerates — 0.4%
Altria Group, Inc.	102,300	1,540,638
DCC PLC (Ireland)	38,560	560,122
Hutchison Whampoa Ltd. (Hong Kong)	79,400	400,828
ITT Corp.	7,700	354,123
Jardine Cycle & Carriage Ltd. (Singapore)	28,000	186,218

		3,041,929

Construction — 0.4%
Acciona SA (Spain)	3,978	492,135
Carillion PLC (United Kingdom)	96,865	345,384
China Railway Construction Corp. (Class H Stock) (Hong Kong)*	505,500	756,789
Fluor Corp.(a)	9,400	421,778
Insituform Technologies, Inc. (Class A Stock)*	9,400	185,086
McDermott International, Inc.*(a)	16,300	161,044
Toll Brothers, Inc.*(a)	8,500	182,155

		2,544,371

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Consumer Products & Services — 3.0%
Avon Products, Inc.	43,000	$1,033,290
Clorox Co.	4,600	255,576
Colgate-Palmolive Co.(a)	10,000	685,400
Fortune Brands, Inc.	21,300	879,264
Harman International Industries, Inc.	4,000	66,920
Johnson & Johnson(a)	122,046	7,302,012
Kimberly-Clark Corp.	30,900	1,629,666
L’OrealSA (France)	10,842	938,917
Orkla ASA (Norway)	53,500	347,264
Pacific Brands Ltd. (Australia)	167,186	50,408
Procter & Gamble Co.	123,355	7,625,783
Rent-A-Center, Inc.*	8,500	150,025

		20,964,525

Containers & Packaging
Owens-Illinois, Inc.*	1,100	30,063
Smurfit-Stone Container Corp.*	13,100	3,341

		33,404

Distribution/Wholesale — 0.2%
Fossil, Inc.*	4,200	70,140
Mitsubishi Corp. (Japan)	62,500	885,254
Mitsui & Co. Ltd. (Japan)	43,000	442,056
Pool Corp.(a)	7,512	134,990
Taleo Corp. (Class A Stock)*	5,300	41,499

		1,573,939

Diversified Manufacturing
John Bean Technologies Corp.	1,124	9,183

Diversified Operations — 1.8%
3M Co.	41,500	2,387,910
A.O. Smith Corp.(a)	4,200	123,984
Deere & Co.	40,100	1,536,632
General Electric Co.	365,300	5,917,860
Honeywell International, Inc.	36,400	1,195,012
Koppers Holdings, Inc.	6,400	138,368
Tyco International Ltd. (Bermuda)	55,250	1,193,400

		12,493,166

Electric – Integrated — 0.7%
Allegheny Energy, Inc.(a)	9,400	318,284
American Electric Power Co., Inc.	33,200	1,104,896
Exelon Corp.	31,100	1,729,471
Pinnacle West Capital Corp.	1,900	61,047
Progress Energy, Inc.	6,300	251,055
Reliant Energy, Inc.*	12,700	73,406
Scottish & Southern Energy PLC (United Kingdom)	54,808	959,000
Xcel Energy, Inc.	13,800	255,990

		4,753,149

Electronic Components & Equipment — 0.9%
Advanced Energy Industries, Inc.*	9,600	95,520
Agilent Technologies, Inc.*	13,600	212,568
American Science & Engineering, Inc.	2,100	155,316
AVX Corp.	14,900	118,306
Belden, Inc.	4,050	84,564
CyberOptics Corp.*	9,400	48,880
Energizer Holdings, Inc.*(a)	2,100	113,694
Fanuc Ltd. (Japan)	3,700	265,186
FLIR Systems, Inc.*(a)	1,100	33,748
General Cable Corp.*(a)	3,200	56,608
Gentex Corp.	9,600	84,768
Hosiden Corp. (Japan)	37,700	595,828
Koninklijke (Royal) Philips Electronics NV (Netherlands)	22,383	430,299
LG Display Co. Ltd. (South Korea)*	14,730	245,500
Mitsubishi Electric Corp. (Japan)	97,000	607,875
Nikon Corp. (Japan)	15,000	180,038
Nippon Electric Glass Co. Ltd. (Japan)	63,000	332,552
Plexus Corp.*(a)	5,300	89,835
Samsung Electronics Co. Ltd. (South Korea)	953	347,455
Tyco Electronics Ltd. (Bermuda)	84,550	1,370,555
Venture Corp. Ltd. (Singapore)	36,000	110,107
Wacom Co. Ltd. (Japan)	161	142,661
Waters Corp.*(a)	9,400	344,510

		6,066,373

Energy Services — 0.1%
Covanta Holding Corp*	1,100	24,156
Foundation Coal Holdings, Inc.	2,100	29,442
Iberdrola Renovables SA (Spain)*	183,690	778,780

		832,378

Entertainment & Leisure — 0.4%
Ascent Media Corp.*	1,962	42,850
International Game Technology	26,900	319,841
Nintendo Co. Ltd. (Japan)	2,100	802,519
Walt Disney Co. (The)	65,100	1,477,119
Wynn Resorts Ltd.*(a)	8,500	359,210

		3,001,539

Environmental Services — 0.3%
Republic Services, Inc.	64,165	1,590,650
Stericycle, Inc.*	3,700	192,696
Waste Connections, Inc.*(a)	3,150	99,446

		1,882,792

Farming & Agriculture — 0.3%
Alliance One International, Inc.*(a)	18,000	52,920
Bunge Ltd.(a)	3,200	165,664
Monsanto Co.	24,800	1,744,680

		1,963,264

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial – Bank & Trust — 3.0%
Allied Irish Banks PLC (Ireland)	97,225	$233,940
Australia & New Zealand Banking Group Ltd. (Australia)	53,054	572,782
Banco Santander SA (Spain)	102,247	959,365
Bank of America Corp.(a)	170,576	2,401,710
Bank of Yokohama Ltd. (The) (Japan)	95,000	560,383
BankAtlantic Bancorp, Inc. (Class A Stock)	4,240	24,592
Barclays PLC, ADR (United Kingdom)(a)	46,700	457,660
BB&T Corp.(a)	21,500	590,390
BNP Paribas (France)	17,852	750,657
Brooklyn Federal Bancorp, Inc.	1,002	14,078
Charter International PLC (United Kingdom)	31,929	151,490
Citizens Republic Bancorp, Inc.(a)	13,800	41,124
City National Corp.	3,200	155,840
Close Brothers Group PLC (United Kingdom)	24,386	185,473
Commerce Bancshares, Inc.(a)	4,245	186,568
Cooperative Bankshares, Inc.	14,400	32,400
DBS Group Holdings Ltd. (Singapore)	67,908	400,004
East West Bancorp, Inc.(a)	5,300	84,641
Essa Bancorp, Inc.	1,100	15,543
Fifth Third Bancorp	81,500	673,190
First Financial Defiance Financial Corp.	2,105	16,272
First Horizon National Corp.(a)	13,338	140,978
Glacier Bancorp, Inc.	8,700	165,474
Intesa Sanpaolo SpA (Italy)	217,963	768,809
KBC Groep NV (Belgium)	5,598	166,913
Louisiana Bancorp, Inc.*	700	8,960
Mutualfirst Financial, Inc.	100	675
National City Corp.	96,000	173,760
Nordea Bank AB (Sweden)	65,194	450,953
Northern Trust Corp.(a)	15,900	829,026
Pinnacle Financial Partners, Inc.*(a)	4,200	125,202
Popular, Inc. (Puerto Rico)	15,900	82,044
Provident Bankshares Corp.(a)	8,500	82,110
Royal Bank of Scotland Group PLC (United Kingdom)	323,368	229,672
Sandy Spring Bancorp, Inc.	6,400	139,712
Signature Bank*(a)	3,200	91,808
State Street Corp.	10,600	416,898
Sumitomo Mitsui Financial Group, Inc. (Japan)	68	275,400
Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	119,000	703,438
Suncorp-Metway Ltd. (Australia)	42,132	248,339
Swedbank AB (Class A Stock) (Sweden)	23,608	132,549
UCBH Holdings, Inc.	11,600	79,808
Wachovia Corp.	84,000	465,360
Wells Fargo & Co.(a)	197,500	5,822,300
Westamerica Bancorp(a)	3,200	163,680
Zions Bancorp	7,300	178,923

		20,450,893

Financial – Brokerage — 0.1%
Lazard Ltd. (Class A Stock) (Bermuda)(a)	17,400	517,476
Macquarie Group Ltd. (Australia)	15,097	306,399

		823,875

Financial Services — 3.4%
Allied Nevada Gold Corp.*	2,200	11,132
American Express Co.(a)	51,900	962,745
Ameriprise Financial, Inc.	36,100	843,296
Bank of New York Mellon Corp. (The)	36,500	1,034,045
BlackRock, Inc.(a)	500	67,075
Capital One Financial Corp.	18,300	583,587
Charles Schwab Corp. (The)(a)	38,900	629,013
China Citic Bank (Class H Stock) (China)	1,827,000	632,084
Citigroup, Inc.(a)	155,300	1,042,063
CME Group, Inc.	2,270	472,410
Eaton Vance Corp.	5,300	111,353
Franklin Resources, Inc.	3,600	229,608
Goldman Sachs Group, Inc. (The)(a)	23,200	1,957,848
Heartland Payment Systems, Inc.	3,200	56,000
ING Groep NV, ADR (Netherlands)	48,589	495,075
Interactive Brokers Group, Inc. (Class A Stock)*	4,400	78,716
IntercontinentalExchange, Inc.*(a)	3,500	288,540
Intermediate Capital Group PLC (United Kingdom)	25,298	232,419
Invesco Ltd.(a)	71,000	1,025,240
JPMorgan Chase & Co.	186,568	5,882,489
Marshall & Ilsley Corp.	37,300	508,772
MasterCard, Inc. (Class A Stock)(a)	1,600	228,688
Merrill Lynch & Co., Inc.	61,100	711,204
Moody’s Corp.(a)	4,200	84,378
Morgan Stanley(a)	80,400	1,289,616
PNC Financial Services Group, Inc.(a)	26,900	1,318,100
Raymond James Financial, Inc.	7,400	126,762
Societe Generale (France)	9,306	465,688
Stifel Financial Corp.*(a)	3,700	169,645
U.S. Bancorp	78,400	1,960,784
Visa, Inc. (Class A Stock)	5,300	277,985
Waddell & Reed Financial, Inc. (Class A Stock)	2,700	41,742

		23,818,102

Food — 1.7%
Archer-Daniels-Midland Co.	15,600	449,748
Dairy Crest Group PLC (United Kingdom)	95,233	291,643
Goodman Fielder Ltd. (Australia)	247,941	230,488
House Foods Corp. (Japan)	10,600	189,447

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Food (cont’d.)
J.M. Smucker Co. (The)	16,989	$736,643
Kraft Foods, Inc. (Class A Stock)	76,785	2,061,677
Kroger Co. (The)	18,200	480,662
Nestle SA (Switzerland)	80,360	3,140,861
Sara Lee Corp.	82,900	811,591
Sysco Corp.	34,100	782,254
Tesco PLC (United Kingdom)	252,651	1,307,699
Tootsie Roll Industries, Inc.	6,282	160,882
Unilever PLC (United Kingdom)	44,405	1,008,087
Whole Foods Market, Inc.(a)	5,100	48,144

		11,699,826

Hand/Machine Tools
Stanley Works (The)	5,700	194,370

Healthcare Services — 0.8%
Advisory Board Co. (The)*	3,200	71,360
AMERIGROUP Corp.*(a)	3,200	94,464
Community Health Systems, Inc.*(a)	4,200	61,236
Covance, Inc.*(a)	1,100	50,633
Edwards Lifesciences Corp.*(a)	2,800	153,860
Healthways, Inc.*	2,100	24,108
Humana, Inc.*	14,900	555,472
LifePoint Hospitals, Inc.*(a)	3,200	73,088
Medco Health Solutions, Inc.*	36,400	1,525,524
Omnicare, Inc.(a)	5,400	149,904
UnitedHealth Group, Inc.	42,100	1,119,860
WellPoint, Inc.*	38,600	1,626,218

		5,505,727

Hotels & Motels — 0.2%
Choice Hotels International, Inc.	4,200	126,252
Gaylord Entertainment Co.*	4,200	45,528
Marriott International, Inc. (Class A Stock)	57,100	1,110,595
MGM Mirage*(a)	18,672	256,927

		1,539,302

Industrial Products — 0.3%
Actuant Corp. (Class A Stock)(a)	7,400	140,748
Culp, Inc.*	7,700	15,246
Harsco Corp.	6,000	166,080
Illinois Tool Works, Inc.	21,900	767,595
Makita Corp. (Japan)	7,600	170,043
Mohawk Industries, Inc.*	1,800	77,346
Myers Industries, Inc.	11,700	93,600
Nucor Corp.	14,000	646,800
Precision Castparts Corp.	3,200	190,336

		2,267,794

Insurance — 2.2%
ACE Ltd. (Switzerland)(a)	7,600	402,192
Aetna, Inc.	14,900	424,650
Aflac, Inc.(a)	12,900	591,336
Aon Corp.	30,500	1,393,240
Assurant, Inc.(a)	4,000	120,000
Aviva PLC (United Kingdom)	99,178	556,114
AXA SA (France)	49,832	1,097,565
AXIS Capital Holdings Ltd.	10,100	294,112
Chubb Corp.	23,400	1,193,400
CIGNA Corp.	9,100	153,335
CNP Assurances SA (France)	10,083	726,862
Employers Holdings, Inc.	5,700	94,050
Everest Re Group Ltd. (Bermuda)(a)	2,100	159,894
Hartford Financial Services Group, Inc. (The)(a)	8,700	142,854
Infinity Property & Casualty Corp.(a)	3,300	154,209
Lincoln National Corp.	16,200	305,208
Loews Corp.	19,800	559,350
Markel Corp.*(a)	600	179,400
Marsh & McLennan Cos., Inc.	11,500	279,105
MetLife, Inc.(a)	33,700	1,174,782
Muenchener Rueckversicherungs Gesellschaft AG (Germany)	6,083	938,578
ProAssurance Corp.*	3,200	168,896
Prudential PLC (United Kingdom)	68,015	407,290
QBE Insurance Group Ltd. (Australia)	38,417	694,322
SeaBright Insurance Holdings, Inc.*	7,800	91,572
Selective Insurance Group, Inc.(a)	5,300	121,529
Sony Financial Holdings, Inc. (Japan)	144	549,569
StanCorp Financial Group, Inc.	4,200	175,434
Tokio Marine Holdings, Inc. (Japan)	14,900	441,478
Travelers Cos., Inc. (The)	34,999	1,581,955
White Mountains Insurance Group Ltd.	100	26,711

		15,198,992

Internet Services — 1.2%
Amazon.com, Inc.*(a)	37,600	1,928,128
Ariba, Inc.*(a)	8,500	61,285
Blue Coat Systems, Inc.*(a)	8,500	71,400
Digital River, Inc.*	2,100	52,080
Expedia, Inc.*	57,100	470,504
Google, Inc. (Class A Stock)*	10,600	3,261,090
Juniper Networks, Inc.*(a)	77,400	1,355,274
Monster Worldwide, Inc.*(a)	10,300	124,527
RightNow Technologies, Inc.*	5,300	40,969
VeriSign, Inc.*	37,400	713,592

		8,078,849

Iron & Steel
Cliffs Natural Resources, Inc.	1,100	28,171
United States Steel Corp.	6,800	252,960

		281,131

Machinery & Equipment — 0.5%
Applied Industrial Technologies, Inc.	5,300	100,276
Baldor Electric Co.	4,300	76,755
Danaher Corp.	43,300	2,451,213
Joy Global, Inc.(a)	4,300	98,427
Modec, Inc. (Japan)	13,700	268,329
Nordson Corp.	3,200	103,328

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Machinery & Equipment (cont’d.)
Terex Corp.*(a)	20,500	$355,060
Toshiba Machine Co. Ltd. (Japan)	45,000	133,447

		3,586,835

Media — 0.8%
Cablevision Systems Corp. (Class A Stock)	25,600	431,104
Discovery Communications, Inc. (Class A Stock)*	19,826	280,736
Discovery Communications, Inc. (Class C Stock)*	22,826	305,640
DISH Network Corp. (Class A Stock)*	6,300	69,867
Jupiter Telecommunications Co. Ltd. (Japan)	1,010	1,051,249
Liberty Media Corp. – Entertainment (Class A Stock)*	2,400	41,952
News Corp. (Class A Stock)	48,300	439,047
Sanoma Oyj (Finland)	29,766	381,074
Scripps Networks Interactive, Inc. (Class A Stock)	3,900	85,800
Sirius XM Radio, Inc.*(a)	254,280	30,514
Time Warner, Inc.(a)	213,000	2,142,780
Viacom, Inc. (Class B Stock)*	12,700	242,062

		5,501,825

Medical Products — 0.1%
Boston Scientific Corp.*	61,800	478,332
Intuitive Surgical, Inc.*(a)	2,600	330,174

		808,506

Medical Supplies & Equipment — 2.8%
Abbott Laboratories	59,500	3,175,515
Amgen, Inc.*	47,000	2,714,250
Aspect Medical Systems, Inc.*	6,300	21,231
Baxter International, Inc.	34,900	1,870,291
Becton, Dickinson and Co.	10,900	745,451
C.R. Bard, Inc.(a)	4,000	337,040
Charles River Laboratories International, Inc.*(a)	2,800	73,360
Computer Programs & Systems, Inc.	6,400	171,520
Covidien Ltd.	33,550	1,215,852
DaVita, Inc.*	2,000	99,140
DENTSPLY International, Inc.	2,800	79,072
Elekta AB (Class B Stock) (Sweden)	50,685	495,124
Eli Lilly & Co.	43,400	1,747,718
Fresenius SE (Germany)	12,312	711,782
Gen-Probe, Inc.*	1,600	68,544
Genzyme Corp.*	3,700	245,569
Henry Schein, Inc.*(a)	2,300	84,387
Hologic, Inc.*	7,740	101,162
Martek Biosciences Corp.(a)	3,200	96,992
McKesson Corp.	24,500	948,885
Medtronic, Inc.	53,000	1,665,260
Micrus Endovascular Corp.*	4,200	48,762
ResMed, Inc.*	4,200	157,416
St. Jude Medical, Inc.*	28,800	949,248
STERIS Corp.	7,400	176,786
Stryker Corp.	13,100	523,345
Techne Corp.(a)	1,800	116,136
Terumo Corp. (Japan)	8,600	402,871
Thoratec Corp.*(a)	6,400	207,936

		19,250,645

Metals & Mining — 0.8%
Agnico-Eagle Mines Ltd. (Canada)	12,000	615,960
Arch Coal, Inc.	4,200	68,418
BHP Billiton Ltd. (Australia)	43,973	934,170
BHP Billiton PLC (United Kingdom)	18,400	342,323
Carpenter Technology Corp.	2,100	43,134
CONSOL Energy, Inc.	23,100	660,198
Freeport-McMoRan Copper & Gold, Inc.	34,145	834,504
Haynes International, Inc.*	2,300	56,626
Kobe Steel Ltd. (Japan)	215,000	394,981
Newmont Mining Corp.	11,200	455,840
Peabody Energy Corp.	7,600	172,900
Rio Tinto Ltd. (Australia)	8,319	222,931
SSAB Svenskt Stal AB (Class A Stock) (Sweden)	50,570	434,848
Steel Dynamics, Inc.	10,600	118,508
Umicore (Belgium)	10,687	209,016
Westmoreland Coal Co.*	7,400	82,140

		5,646,497

Office Equipment — 0.1%
Canon, Inc. (Japan)	8,950	283,577
Herman Miller, Inc.(a)	5,300	69,059

		352,636

Oil & Gas — 8.4%
ABB Ltd. (Switzerland)*	30,349	444,250
Baker Hughes, Inc.(a)	28,400	910,788
Beach Petroleum Ltd. (Australia)	375,100	253,672
BG Group PLC (United Kingdom)	32,582	448,305
BJ Services Co.(a)	38,700	451,629
BP PLC (United Kingdom)	20,627	155,993
BP PLC, ADR (United Kingdom)(a)	26,803	1,252,772
Cabot Oil & Gas Corp.	6,900	179,400
Chevron Corp.	100,722	7,450,406
China Oilfield Services Ltd. (Class H Stock) (China)	770,000	628,648
Complete Production Services, Inc.*	5,300	43,195
Concho Resources, Inc.*(a)	6,400	146,048
ConocoPhillips	39,000	2,020,200
Devon Energy Corp.	15,200	998,792
Diamond Offshore Drilling, Inc.(a)	2,100	123,774
EOG Resources, Inc.(a)	24,000	1,597,920
Exxon Mobil Corp.	236,766	18,901,030
FMC Technologies, Inc.*	28,918	689,116
Forest Oil Corp.*	4,200	69,258
Fugro NV (Netherlands)	8,485	241,611
GDF Suez (France)	19,999	982,019
GeoMet, Inc.*	27,500	47,300

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas (cont’d.)
Helmerich & Payne, Inc.	6,400	$145,600
Holly Corp.	5,300	96,619
Hong Kong & China Gas Co. Ltd. (Hong Kong)	315,400	478,294
Mariner Energy, Inc.*	7,400	75,480
Murphy Oil Corp.(a)	30,800	1,365,980
Nabors Industries Ltd. (Bermuda)*(a)	10,300	123,291
National Fuel Gas Co.	4,200	131,586
National-Oilwell Varco, Inc.*	7,735	189,044
Newfield Exploration Co.*(a)	18,700	369,325
Occidental Petroleum Corp.	28,900	1,733,711
Praxair, Inc.	23,000	1,365,280
Range Resources Corp.	7,500	257,925
Royal Dutch Shell PLC (Class B Stock), ADR (Netherlands)(a)	37,400	1,923,482
Saipem SpA (Italy)	31,001	509,358
Schlumberger Ltd. (Netherlands)(a)	73,500	3,111,255
Sempra Energy	26,100	1,112,643
Smith International, Inc.(a)	7,700	176,253
StatoilHydro ASA (Norway)	68,800	1,119,139
Subsea 7, Inc. (Cayman Islands)	39,800	230,202
Sunoco, Inc.(a)	19,000	825,740
Total SA (France)	25,943	1,403,172
Transocean Ltd.*(a)	12,898	609,431
Ultra Petroleum Corp.*	5,300	182,903
Valero Energy Corp.	33,200	718,448
Whiting Petroleum Corp.*(a)	3,200	107,072
XTO Energy, Inc.	57,016	2,010,954

		58,408,313

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	9,831	82,482
Domtar Corp. (Canada)*	21,600	36,072
International Paper Co.(a)	32,200	379,960
MeadWestvaco Corp.	12,200	136,518
Weyerhaeuser Co.(a)	9,000	275,490

		910,522

Pharmaceuticals — 4.2%
Alkermes, Inc.*	8,500	90,525
Allergan, Inc.	25,500	1,028,160
AmerisourceBergen Corp.	15,100	538,466
Astellas Pharma, Inc. (Japan)	7,900	323,365
Biogen Idec, Inc.*	11,800	562,034
BioMarin Pharmaceutical, Inc.*(a)	4,300	76,540
Bristol-Myers Squibb Co.	95,000	2,208,750
Cardinal Health, Inc.	5,900	203,373
Celgene Corp.*	28,900	1,597,592
Cephalon, Inc.*(a)	5,300	408,312
Chugai Pharmaceutical Co. Ltd. (Japan)	30,800	598,714
CSL Ltd. (Australia)	31,385	740,116
Elan Corp. PLC, ADR (United Kingdom)*	23,900	143,400
Express Scripts, Inc.*	10,800	593,784
Gilead Sciences, Inc.*	67,100	3,431,494
GlaxoSmithKline PLC (United Kingdom)	9,997	184,624
GlaxoSmithKline PLC, ADR (United Kingdom)(a)	32,200	1,200,094
Hospira, Inc.*	5,700	152,874
Human Genome Sciences, Inc.*	36,100	76,532
Kobayashi Pharmaceutical Co. Ltd. (Japan)	10,200	436,051
Medicines Co. (The)*	5,300	78,069
Medicis Pharmaceutical Corp. (Class A Stock)	4,200	58,380
Merck & Co., Inc.	116,500	3,541,600
Merck KGaA (Germany)	8,582	769,565
Pfizer, Inc.	106,385	1,884,079
Roche Holding AG (Switzerland)	13,193	2,014,246
Rohto Pharmaceutical Co. Ltd. (Japan)	30,000	415,427
Sanofi-Aventis SA (France)	17,709	1,117,582
Schering-Plough Corp.(a)	86,900	1,479,907
Sepracor, Inc.*	3,500	38,430
Toho Pharmaceutical Co Ltd. (Japan)	9,700	135,152
Valeant Pharmaceuticals International*(a)	7,500	171,750
Warner Chilcott Ltd. (Class A Stock) (Bermuda)*	16,100	233,450
Wyeth	75,300	2,824,503

		29,356,940

Pipelines — 0.1%
Spectra Energy Corp.	48,600	764,964
Williams Cos., Inc.	10,900	157,832

		922,796

Printing & Publishing — 0.1%
McGraw-Hill Cos., Inc. (The)	7,900	183,201
Nissha Printing Co. Ltd. (Japan)	10,200	405,899
Scholastic Corp.	4,300	58,394

		647,494

Real Estate — 0.4%
China Overseas Land & Investment Ltd. (Hong Kong)	404,000	567,272
Deutsche EuroShop AG (Germany)	16,132	544,909
Goldcrest Co. Ltd. (Japan)	13,010	325,843
Lennar Corp. (Class A Stock)	40,800	353,736
Mitsui Fudosan Co. Ltd. (Japan)	31,000	516,839
Potlatch Corp.	4,660	121,207
St. Joe Co. (The)*(a)	5,300	128,896

		2,558,702

Real Estate Investment Trusts — 0.5%
AMB Property Corp.(a)	5,300	124,126
Boston Properties, Inc.(a)	9,200	506,000
Camden Property Trust(a)	5,300	166,102
Duke Realty Corp.(a)	10,600	116,176
EastGroup Properties, Inc.(a)	3,200	113,856

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Real Estate Investment Trusts (cont’d.)
Equity Residential Properties Trust(a)	31,800	$948,276
LaSalle Hotel Properties(a)	10,600	117,130
Mirvac Group (Australia)	68,708	61,493
ProLogis(a)	14,800	205,572
Regency Centers Corp.	4,300	200,810
Simon Property Group, Inc.(a)	17,900	951,027
SL Green Realty Corp.(a)	3,718	96,296
Weingarten Realty Investors	6,400	132,416

		3,739,280

Restaurants — 0.7%
McDonald’s Corp.	41,400	2,574,666
Mitchells & Butlers PLC (United Kingdom)	71,636	164,792
Sonic Corp.*(a)	6,325	76,975
Starbucks Corp.*	66,900	632,874
Yum! Brands, Inc.	36,400	1,146,600

		4,595,907

Retail & Merchandising — 3.0%
A.C. Moore Arts & Crafts, Inc.*	7,300	10,220
American Eagle Outfitters, Inc.	39,400	368,784
Bed Bath & Beyond, Inc.*(a)	60,500	1,537,910
BJ’s Wholesale Club, Inc.*(a)	4,200	143,892
CarMax, Inc.*(a)	6,400	50,432
Casey’s General Stores, Inc.(a)	5,300	120,681
Costco Wholesale Corp.	21,800	1,144,500
CVS Caremark Corp.	81,876	2,353,116
Dick’s Sporting Goods, Inc.*(a)	4,900	69,139
Dollar Tree, Inc.*	3,200	133,760
Drugstore.com, Inc.*	42,400	52,576
Esprit Holdings Ltd. (Hong Kong)	76,800	437,638
Harvey Norman Holdings Ltd. (Australia)	130,847	242,830
Hibbett Sports, Inc.*	5,900	92,689
Home Depot, Inc. (The)	84,600	1,947,492
Industria de Diseno Textil SA (Spain)	11,817	514,632
J. Crew Group, Inc.*	3,200	39,040
Kohl’s Corp.*(a)	45,100	1,632,620
Lowe’s Cos., Inc.(a)	102,200	2,199,344
N Brown Group PLC (United Kingdom)	80,769	236,026
Pantry, Inc. (The)*	3,200	68,640
PPR (France)	9,966	645,560
Ross Stores, Inc.(a)	5,300	157,569
SUPERVALU, Inc.	16,000	233,600
Tween Brands, Inc.*	4,200	18,144
Wal-Mart Stores, Inc.	97,700	5,477,062
Walgreen Co.(a)	27,800	685,826
Williams-Sonoma, Inc.(a)	4,500	35,370

		20,649,092

Schools — 0.1%
Apollo Group, Inc. (Class A Stock)*(a)	10,400	796,848
Corinthian Colleges, Inc.*	9,600	157,152

		954,000

Semiconductors — 1.3%
Analog Devices, Inc.	22,200	422,244
Applied Materials, Inc.	67,800	686,814
ASML Holding NV (Netherlands)	23,988	425,134
Broadcom Corp. (Class A Stock)*(a)	21,600	366,552
BTU International, Inc.*	9,500	38,000
Cymer, Inc.*(a)	5,300	116,123
Hamamatsu Photonics KK (Japan)	20,400	391,069
Intel Corp.	114,600	1,680,036
Intersil Corp. (Class A Stock)	9,500	87,305
KLA-Tencor Corp.	10,600	230,974
Marvell Technology Group Ltd. (Bermuda)*	121,600	811,072
Maxim Integrated Products, Inc.	12,700	145,034
MEMC Electronic Materials, Inc.*	10,900	155,652
Micron Technology, Inc.*	99,000	261,360
National Semiconductor Corp.	49,500	498,465
NVIDIA Corp.*	76,300	615,741
Semtech Corp.*	10,600	119,462
Texas Instruments, Inc.	92,300	1,432,496
Varian Semiconductor Equipment Associates, Inc.*(a)	4,800	86,976
Xilinx, Inc.(a)	9,900	176,418
Zoran Corp.*	9,412	64,284

		8,811,211

Software — 0.1%
Adobe Systems, Inc.*	32,000	681,280

Telecommunications — 3.8%
Alcatel-Lucent (France)*	122,368	260,759
Alcatel-Lucent, ADR (France)*(a)	178,800	384,420
America Movil SAB de CV (Class L Stock), ADR (Mexico)(a)	15,900	492,741
American Tower Corp. (Class A Stock)*	23,035	675,386
AT&T, Inc.	308,417	8,789,885
Crown Castle International Corp.*	42,700	750,666
Finisar Corp.*	43,400	16,492
France Telecom SA (France)	25,797	715,747
Hutchison Telecommunications International Ltd. (Hong Kong)	1,123,000	302,835
Ixia*	16,000	92,480
JDS Uniphase Corp.*	101,100	369,015
KDDI Corp. (Japan)	139	992,501
Leap Wireless International, Inc.*	2,100	56,469
MetroPCS Communications, Inc.*(a)	74,500	1,106,325
Motorola, Inc.	159,000	704,370
NII Holdings, Inc.*	12,100	219,978

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Telecommunications (cont’d.)
Nokia Oyj (Finland)	35,285	$544,431
Nortel Networks Corp. (Canada)*	1,227	319
NTELOS Holdings Corp.	7,400	182,484
Prysmian SpA (Italy)	31,759	490,026
QUALCOMM, Inc.	83,800	3,002,554
Quanta Services, Inc.*(a)	5,200	102,960
Sprint Nextel Corp.*(a)	428,300	783,789
StarHub Ltd. (Singapore)	238,350	322,002
Tandberg ASA (Norway)	33,400	359,658
Telefonica SA (Spain)	52,455	1,155,702
Telenor ASA (Norway)	66,100	437,073
Telestra Corp. Ltd. (Australia)	136,023	364,139
Television Broadcasts Ltd. (Hong Kong)	62,000	203,253
Verizon Communications, Inc.	24,800	840,720
Vodafone Group PLC, ADR (United Kingdom)(a)	88,692	1,812,864

		26,532,043

Tobacco — 0.7%
Lorillard, Inc.	13,500	760,725
Philip Morris International, Inc.	91,800	3,994,218

		4,754,943

Toys — 0.1%
Mattel, Inc.(a)	23,400	374,400

Transportation — 1.2%
Arriva PLC (United Kingdom)	40,090	346,702
Burlington Northern Santa Fe Corp.	6,600	499,686
C.H. Robinson Worldwide, Inc.(a)	5,300	291,659
Canadian National Railway Co. (Canada)(a)	8,600	316,136
Cargotec Corp. (Class B Stock) (Finland)	12,382	139,242
Central Japan Railway Co. (Japan)	57	494,341
CSX Corp.	20,600	668,882
Expeditors International of Washington, Inc.(a)	18,000	598,860
Knight Transportation, Inc.	10,600	170,872
Nippon Yusen Kabushiki Kaisha (Japan)	57,000	351,390
Norfolk Southern Corp.	2,200	103,510
Union Pacific Corp.(a)	38,400	1,835,520
United Parcel Service, Inc. (Class B Stock)	47,700	2,631,132
UTi Worldwide, Inc. (British Virgin Islands)	9,600	137,664

		8,585,596

Utilities — 1.8%
AES Corp. (The)*	25,500	210,120
Alliant Energy Corp.(a)	5,300	154,654
CenterPoint Energy, Inc.	11,500	145,130
Dynegy, Inc. (Class A Stock)*	99,500	199,000
E.ON AG (Germany)	42,235	1,669,674
EDF Energies Nouvelles SA (France)	8,433	295,987
Entergy Corp.	16,200	1,346,706
FirstEnergy Corp.	28,000	1,360,240
FPL Group, Inc.(a)	27,200	1,368,976
Great Plains Energy, Inc.(a)	8,500	164,305
Mirant Corp.*(a)	6,600	124,542
NiSource, Inc.	7,900	86,663
NRG Energy, Inc.*	43,000	1,003,190
OGE Energy Corp.	6,400	164,992
PG&E Corp.	18,100	700,651
PPL Corp.	35,700	1,095,633
Public Service Enterprise Group, Inc.	41,700	1,216,389
SembCorp Industries Ltd. (Singapore)	240,911	393,004
Southwest Gas Corp.(a)	7,400	186,628
Sumco Corp. (Japan)	30,200	383,673
TECO Energy, Inc.(a)	33,800	417,430

		12,687,587

TOTAL COMMON STOCKS
(cost $611,392,066)		453,578,421

PREFERRED STOCKS
Insurance
XL Capital Ltd., 6.102% CVT	4,000	32,490

U.S. Government Agency Obligation
Federal National Mortgage Assoc., 8.25% CVT	8,550	7,096

TOTAL PREFERRED STOCKS
(cost $310,026)		39,586

	Units

RIGHTS*
Financial – Bank & Trust
DBS Group Holdings Ltd., expiring 01/20/09 (Singapore)	33,954	70,701

Real Estate
China Overseas Land & Investment Ltd., expiring 01/21/09 (Hong Kong)	16,160	5,796

TOTAL RIGHTS
(cost $0)		76,497

WARRANTS *
Clothing & Apparel
Anvil Holdings, Inc. (Class A Stock), expiring on 02/05/12(g)	1,395	558
Anvil Holdings, Inc. (Class B Stock), expiring on 02/05/12(g)	1,550	124

TOTAL WARRANTS
(cost $0)		682

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS — 9.6%
Advertising — 0.1%
Affinity Group, Inc.,
Gtd. Notes
9.00%	02/15/12	Caa1	$50	$25,000
Lamar Media Corp.,
Gtd. Notes(a)
6.625%	08/15/15	Ba3	500	361,250
R.H. Donnelley Corp.,
Sr. Disc. Notes
6.875%	01/15/13	Caa1	25	3,375
Sr. Unsec’d. Notes
8.875%	10/15/17	Caa1	75	11,250
Visant Corp.,
Gtd. Notes
7.625%	10/01/12	B1	50	41,000

				441,875

Aerospace — 0.1%
L-3 Communications Corp.,
Gtd. Notes
7.625%	06/15/12	Ba3	125	122,187
Moog, Inc.,
Sr. Sub. Notes, 144A
7.25%	06/15/18	Ba3	100	80,000
United Technologies Corp.,
Sr. Unsec’d. Notes
5.375%	12/15/17	A2	470	475,121
5.40%	05/01/35	A2	80	75,393

				752,701

Automobile Manufacturers — 0.1%
DaimlerChrysler NA Holding Corp.,
Gtd. Notes, MTN
3.643% (c)	08/03/09	A3	435	412,029
Ford Motor Co.,
Sr. Unsec’d. Notes
7.45%	07/16/31	Ca	150	42,750
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes(c)
5.544%	04/15/09	CCC+(d)	200	193,000
General Motors Corp.,
Sr. Unsec’d. Notes
7.20%	01/15/11	C	100	21,000
8.375%	07/15/33	C	150	26,250

				695,029

Automotive Parts
Commercial Vehicle Group, Inc.,
Gtd. Notes
8.00%	07/01/13	B2	75	35,250
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.625%	12/01/11	B1	225	186,750
Tenneco, Inc.,
Gtd. Notes
8.625%	11/15/14	B3	100	38,000

				260,000

Beverages
SABMiller PLC,
Gtd. Notes,144A
(United Kingdom)(g)
6.20%	07/01/11	Baa1	210	208,004

Biotechnology
Genentech, Inc.,
Sr. Unsec’d. Notes
4.75%	07/15/15	A1	165	166,001

Broadcasting — 0.1%
COX Communications, Inc.,
Notes, 144A(g)
6.25%	06/01/18	Baa3	335	297,343
Unsec’d. Notes
7.125%	10/01/12	Baa3	140	133,983
Fisher Communications, Inc.,
Gtd. Notes
8.625%	09/15/14	B2	25	19,250

				450,576

Building Materials — 0.1%
CRH America, Inc.,
Gtd. Notes
6.00%	09/30/16	Baa1	230	143,243
Gibraltar Industries, Inc.,
Gtd. Notes
8.00%	12/01/15	B2	175	98,000
Lafarge SA,
Sr. Unsec’d. Notes (France)
6.15%	07/15/11	Baa2	155	134,955
Owens Corning, Inc.,
Gtd. Notes
6.50%	12/01/16	Ba1	110	79,663

				455,861

Cable Television — 0.2%
Comcast Corp.,
Gtd. Notes
5.70%	05/15/18	Baa2	255	239,141
CSC Holdings, Inc.,
Sr. Unsec’d. Notes
7.625%	04/01/11	B1	250	235,625
7.625%	07/15/18	B1	75	58,500
Echostar DBS Corp.,
Gtd. Notes
6.375%	10/01/11	Ba3	25	23,250
6.625%	10/01/14	Ba3	50	41,750
7.75%	05/31/15	Ba3	100	85,000
Time Warner Cable, Inc.,
Gtd. Notes
5.40%	07/02/12	Baa2	430	401,511
Univision Communications, Inc.,
Gtd. Notes
7.85%	07/15/11	B2	50	26,250

				1,111,027

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Chemicals — 0.1%
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
5.60%	12/15/36	A2	$225	$211,996
Invista,
Sr. Unsec’d. Notes, 144A
9.25%	05/01/12	Ba3	400	280,000
Nalco Co.,
Gtd. Notes
7.75%	11/15/11	B1	300	288,000

				779,996

Clothing & Apparel
Dyersburg Corp.,
Gtd. Notes(g)(i)
9.75%	09/01/07	NR	175	—

Commercial Services — 0.1%
ARAMARK Corp.,
Gtd. Notes
6.693% (c)	02/01/15	B3	250	188,750
DirecTV Holdings LLC Directv Financing Co.
Gtd. Notes
7.625%	05/15/16	Ba3	125	121,250
Erac USA Finance Co.,
Bonds, 144A(g)
5.60%	05/01/15	Baa2	185	136,482
Valassis Communications, Inc.,
Gtd. Notes
8.25%	03/01/15	B3	250	65,000

				511,482

Computer Services & Software — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.25%	02/22/11	A1	190	197,245
Vivendi,
Notes, 144A (France)(g)
5.75%	04/04/13	Baa2	455	399,371

				596,616

Conglomerates
Altria Group, Inc.,
Gtd. Notes
9.70%	11/10/18	Baa1	50	54,041

Construction
Caterpillar, Inc.,
Sr. Unsec’d. Notes
8.25%	12/15/38	A2	40	49,302
Pulte Homes, Inc.,
Gtd. Notes
5.20%	02/15/15	Ba3	205	139,400

				188,702

Consumer Products & Services — 0.1%
Deluxe Corp.,
Sr. Unsec’d. Notes
7.375%	06/01/15	Ba2	500	300,000
Fortune Brands, Inc.,
Sr. Unsec’d. Notes
5.125%	01/15/11	Baa2	125	120,063
Procter & Gamble Co.,
Sr. Unsec’d. Notes
4.60%	01/15/14	Aa3	170	178,144

				598,207

Containers & Packaging
BWAY Corp.,
Gtd. Notes
10.00%	10/15/10	B3	50	42,500
Jefferson Smurfit Corp.,
Sr. Unsec’d. Notes
8.25%	10/01/12	Caa1	25	4,250
Silgan Holdings, Inc.,
Sr. Sub. Notes
6.75%	11/15/13	B1	25	21,500

				68,250

Diversified Operations — 0.2%
3M Co.,
Sr. Unsec’d. Notes, MTN
5.70%	03/15/37	Aa1	205	223,920
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A (Canada)
6.30%	05/01/14	Ba2	500	411,250
6.75%	05/01/12	Ba2	200	177,500
Cooper US, Inc.,
Gtd. Notes
6.10%	07/01/17	A3	270	268,762
Honeywell International, Inc.,
Sr. Unsec’d. Notes
5.30%	03/01/18	A2	310	316,286
Trinity Industries, Inc.,
Gtd. Notes
6.50%	03/15/14	Baa3	300	251,250

				1,648,968

Electric — 0.3%
Consolidated Edison Co. of
New York, Inc.,
Sr. Unsec’d. Notes
6.75%	04/01/38	A1	160	170,955
Dominion Resources, Inc.,
Sr. Notes
8.875%	01/15/19	Baa2	105	113,231
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.00%	05/15/35	Baa2	190	130,239
Mirant North America LLC,
Gtd. Notes
7.375%	12/31/13	B1	175	168,000
NRG Energy, Inc.,
Gtd. Notes
7.25%	02/01/14	B1	150	140,250
7.375%	02/01/16	B1	250	232,500

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Electric (cont’d.)
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.80%	03/01/14	A3	$115	$112,936
6.35%	02/15/38	A3	280	306,240
Progress Energy, Inc.,
Sr. Unsec’d. Notes
5.625%	01/15/16	Baa2	485	443,443
Reliant Energy, Inc.,
Sr. Unsec’d. Notes
7.875%	06/15/17	B1	125	101,250
Sierra Pacific Resources,
Sr. Unsec’d. Notes(g)
7.803%	06/15/12	Ba3	100	93,594
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.50%	12/15/10	Baa1	210	207,259

				2,219,897

Electronic Components & Equipment
Avnet, Inc.,
Sr. Unsec’d. Notes
5.875%	03/15/14	Baa3	295	247,852
STATS ChipPAC Ltd.,
Gtd. Notes (Singapore)
6.75%	11/15/11	Ba1	25	18,562

				266,414

Entertainment & Leisure — 0.1%
Harrah’s Operating Co., Inc.,
Sr. Sec’d. Notes, 144A
10.00%	12/15/15	B	25	10,500
Speedway Motorsports, Inc.,
Gtd. Notes
6.75%	06/01/13	Ba2	50	36,000
Wynn Las Vegas Capital Corp.,
First Mortgage
6.625%	12/01/14	Ba2	350	264,250

				310,750

Environmental Control — 0.1%
Allied Waste North America, Inc.,
Sr. Sec’d. Notes
6.875%	06/01/17	Baa3	350	325,500
7.875%	04/15/13	Baa3	100	95,000
Casella Waste Systems, Inc.,
Gtd. Notes
9.75%	02/01/13	B3	100	80,000
Waste Management, Inc.,
Gtd. Notes
6.10%	03/15/18	Baa3	465	402,199

				902,699

Farming & Agriculture
Bunge NA Finance LP,
Gtd. Notes
5.90%	04/01/17	Baa2	290	211,088

Financial – Bank & Trust — 0.6%
BAC Capital Trust VI,
Bank Gtd. Notes
5.625%	03/08/35	A1	380	318,303
Bank of America Corp.,
Sub. Notes
5.75%	08/15/16	A1	165	154,212
BB&T Capital Trust II,
Bank Gtd. Notes
6.75%	06/07/36	A1	170	135,760
Capital One Capital IV,
Gtd. Notes
6.745% (c)	02/17/37	Baa1	365	166,603
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.25%	05/01/13	A1	350	324,626
Sub. Notes
8.25%	03/01/38	A2	215	177,630
HSBC Holdings PLC,
Sub. Notes (United Kingdom)
6.50%	05/02/36	Aa3	100	101,531
ING Bank NV,
Sub. Notes, 144A (Netherlands)(g)
5.125%	05/01/15	Aa	250	211,473
International Lease Finance Corp.,
Sr. Unsec’d. Notes, MTN
5.30%	05/01/12	Baa1	250	175,600
5.45%	03/24/11	Baa1	650	477,242
6.625%	11/15/13	Baa1	500	336,894
Kinder Morgan Finance Co, ULC,
Gtd. Notes (Canada)(a)
5.70%	01/05/16	Ba1	190	141,550
Northern Trust Co. (The),
Sub. Notes
4.60%	02/01/13	A1	115	113,962
Northern Trust Corp.,
Sr. Unsec’d. Notes
5.30%	08/29/11	A1	114	116,205
5.50%	08/15/13	A1	225	231,023
PNC Funding Corp.,
Bank Gtd. Notes
5.625%	02/01/17	A2	165	160,259
Sovereign Capital Trust VI,
Bank Gtd. Notes
7.908%	06/13/36	Baa3	140	92,740
Wachovia Corp.,
Sr. Unsec’d. Notes, MTN(a)
5.75%	02/01/18	Aa3	370	370,736
Wells Fargo & Co.,
Sr. Unsec’d. Notes
4.875%	01/12/11	Aa3	190	190,007
Wells Fargo Bank NA,
Sub. Notes
4.75%	02/09/15	Aa2	250	253,047

				4,249,403

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services — 1.9%
American Express Co.,
Sr. Unsec’d. Notes
5.25%	09/12/11	A2	$175	$172,386
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	05/02/13	A1	665	638,383
Arch Western Finance LLC,
Sr. Sec’d. Notes
6.75%	07/01/13	B1	50	43,500
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
4.50%	04/01/13	Aa2	315	313,212
Bank One Corp.,
Sub. Notes
5.25%	01/30/13	Aa3	635	619,328
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
5.85%	09/01/17	A2	195	190,885
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.50%	08/27/12	A2	620	601,845
5.50%	04/11/13	A2	375	365,132
Sub. Notes
5.00%	09/15/14	A3	615	540,943
Compton Petroleum Finance Corp.,
Gtd. Notes (Canada)
7.625%	12/01/13	B3	500	150,000
Couche-Tard Corp.,
Gtd. Notes
7.50%	12/15/13	Ba2	50	39,500
Countrywide Home Loans, Inc.,
Gtd. Notes, MTN
4.125%	09/15/09	Aa3	425	420,019
Credit Suisse Guernsey Ltd.,
Jr. Sub. Notes (Switzerland)
5.86% (c)	05/29/49	Aa3	210	98,014
Credit Suisse USA, Inc.,
Gtd. Notes
5.50%	08/16/11	Aa1	135	134,211
FIA Card Services NA,
Sub. Notes, 144A(g)
7.125%	11/15/12	Aa2	80	81,798
First Data Corp.,
Gtd. Notes, 144A
9.875%	09/24/15	B3	150	90,750
General Electric Capital Corp.,
Sr. Unsec’d. Notes(a)
5.625%	05/01/18	Aaa	1,490	1,500,801
Sr. Unsec’d. Notes, MTN
6.00%	06/15/12	Aaa	645	661,801
Goldman Sachs Group, Inc. (The),
Gtd. Notes
6.345%	02/15/34	A2	183	132,795
Sr. Unsec’d. Notes
6.15%	04/01/18	A1	460	442,042
Sub. Notes
6.75%	10/01/37	A2	810	657,613
Hawker Beechcraft Acquisition LLC,
Gtd. Notes
8.50%	04/01/15	B3	600	246,000
HBOS PLC, (United Kingdom)(g)
Jr. Sub. Notes, 144A
5.92% (c)	09/29/49	A1	400	151,444
Sr. Sub. Notes, 144A
6.00%	11/01/33	Aa3	170	116,127
Jefferies Group, Inc.,
Notes
5.875%	06/08/14	Baa1	126	97,102
Sr. Unsec’d. Notes
6.25%	01/15/36	Baa1	150	89,055
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.50%	04/13/17	A2	185	176,506
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.75%	05/01/13	Aa2	475	468,715
6.40%	05/15/38(a)	Aa2	300	354,888
JPMorgan Chase Capital XXII,
Gtd. Notes
6.45%	02/02/37	Aa3	365	299,115
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes
5.45%	02/05/13	Aa3	285	273,955
Sub. Notes
7.75%	05/14/38	A1	335	369,063
Mizuho Capital Investment 1 Ltd.,
Sub. Notes, 144A (Cayman Islands)(g)
6.686% (c)	12/31/49	A2	66	37,482
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
6.00%	04/28/15	A2	725	625,479
MUFG Capital Finance 1 Ltd.,
Bank Gtd. Notes (Cayman Islands)
6.346% (c)	07/29/49	A2	100	69,672
Nuveen Investments, Inc.,
Sr. Notes, 144A
10.50%	11/15/15	Caa1	150	33,188
Sr. Unsec’d. Notes
5.50%	09/15/15	Caa1	150	23,438
Principal Financial Group, Inc.,
Gtd. Notes
6.05%	10/15/36	A2	120	80,888
SLM Corp.,
Sr. Unsec’d. Notes, MTN
3.675% (c)	07/27/09	Baa2	195	183,806
5.125%	08/27/12	Baa2	120	89,803
5.45%	04/25/11	Baa2	100	78,937
6.00% (c)	04/01/09	Baa2	155	144,060
8.45%	06/15/18	Baa2	350	276,717
Svensk Export Kredit AB,
Sr. Unsec’d. Notes (Sweden)
5.125%	03/01/17	Aa1	345	378,040
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
4.50%	07/29/10	Aa2	275	274,080

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (contd.)
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3	$250	$277,225
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A (Canada)(g)
5.50%	11/16/11	Baa2	165	128,923

				13,238,666

Food — 0.2%
B&G Foods Holding Corp.,
Gtd. Notes
8.00%	10/01/11	B2	125	106,250
General Mills, Inc.,
Sr. Unsec’d. Notes
5.25%	08/15/13	Baa1	155	155,934
Kellogg Co.,
Sr. Unsec’d. Notes
4.25%	03/06/13	A3	465	450,303
Kroger Co. (The),
Gtd. Notes
7.50%	01/15/14	Baa2	125	131,400
8.05%	02/01/10	Baa2	180	182,950
Sysco Corp.,
Sr. Unsec’d. Notes
5.25%	02/12/18	A1	150	152,037

				1,178,874

Healthcare Services — 0.3%
Bausch & Lomb, Inc.,
Sr. Unsec’d. Notes, 144A
9.875%	11/01/15	Caa1	450	337,500
Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3	150	138,000
HCA, Inc.,
Sr. Sec’d. Notes
9.25%	11/15/16	B2	600	550,500
Health Management Associates, Inc.,
Sr. Unsec’d. Notes
6.125%	04/15/16	BB-(d)	500	310,000
Highmark, Inc.,
Notes, 144A(g)
6.80%	08/15/13	Baa2	145	138,147
Vanguard Health Holdings Co. II LLC,
Gtd. Notes
9.00%	10/01/14	Caa1	50	41,750
WellPoint, Inc.,
Sr. Unsec’d. Notes
5.00%	01/15/11	Baa1	195	184,304

				1,700,201

Home Builders
MDC Holdings, Inc.,
Gtd. Notes
5.50%	05/15/13	Baa3	260	203,499
NVR, Inc.,
Sr. Unsec’d. Notes(a)
5.00%	06/15/10	Baa3	85	80,306

				283,805

Information Technology Services
Dun & Bradstreet Corp.,
Sr. Unsec’d. Notes
5.50%	03/15/11	A-(d)	100	97,502

Insurance — 0.2%
Ace INA Holdings, Inc.,
Gtd. Notes
5.70%	02/15/17	A3	165	147,946
Fund American Cos., Inc.,
Gtd. Notes
5.875%	05/15/13	Baa2	47	34,206
Hartford Financial Service Group, Inc. (The),
Sr. Unsec’d. Notes
5.375%	03/15/17	A3	215	156,621
HUB International Holdings, Inc.,
Sr. Sub. Notes, 144A
10.25%	06/15/15	Caa1	100	44,125
MetLife, Inc.,
Sr. Unsec’d. Notes
6.125%	12/01/11	A2	200	197,269
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A(g)
6.60%	04/15/34	A3	105	52,507
NLV Financial Corp.,
Sr. Notes, 144A(g)
7.50%	08/15/33	Baa2	120	140,121
Principal Life Global Funding I,
Sr. Sec’d. Notes, 144A(g)
5.125%	10/15/13	Aa2	185	173,040
Security Benefit Life Insurance Co.,
Notes, 144A(g)
7.45%	10/01/33	BBB-(d)	80	77,994
Sun Life Financial Global Funding LP,
Gtd. Notes, 144A(g)
1.709% (c)	10/06/13	Aa3	190	174,304
Transatlantic Holdings, Inc.,
Sr. Unsec’d. Notes
5.75%	12/14/15	A3	150	89,467
Willis North America, Inc.,
Gtd. Notes
6.20%	03/28/17	Baa3	125	86,598

				1,374,198

Machinery & Equipment
Dresser-Rand Group, Inc.,
Gtd. Notes
7.375%	11/01/14	B1	22	16,940

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Media — 0.3%
British Sky Broadcasting
Group PLC,
Gtd. Notes, 144A
(United Kingdom)(g)
6.10%	02/15/18	Baa2	$480	$394,128
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18	Baa2	505	450,908
News America, Inc.,
Gtd. Notes
6.15%	03/01/37	Baa1	450	419,863
Sinclair Broadcast Group,
Gtd. Notes
8.00%	03/15/12	Ba3	221	166,302
Thomson Reuters Corp.,
Gtd. Notes (Canada)
6.50%	07/15/18	Baa1	320	290,990
Time Warner, Inc.,
Gtd. Notes
2.405% (c)	11/13/09	Baa2	25	24,063
5.50%	11/15/11	Baa2	155	145,640

				1,891,894

Medical Supplies & Equipment — 0.2%
DaVita, Inc.,
Gtd. Notes
6.625%	03/15/13	B1	500	475,000
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.55%	03/15/37	A1	535	552,658
Medtronic, Inc.,
Sr. Unsec’d. Notes
4.75%	09/15/15	A1	445	424,099

				1,451,757

Metals & Mining — 0.3%
ArcelorMittal,
Sr. Unsec’d. Notes (Luxembourg)
5.375%	06/01/13	Baa2	400	301,658
Barrick Gold Financeco LLC,
Gtd. Notes (Canada)
6.125%	09/15/13	Baa1	320	303,429
BHP Billiton Finance Ltd.,
Gtd. Notes (Australia)
5.40%	03/29/17	A1	172	152,786
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%	04/01/17	Ba2	450	369,000
Hawk Corp.,
Sr. Unsec’d. Notes(g)
8.75%	11/01/14	B3	50	50,750
International Steel Group,
Sr. Unsec’d. Notes
6.50%	04/15/14	Baa2	25	17,794
Placer Dome, Inc.,
Sr. Unsec’d. Notes (Canada)
6.45%	10/15/35	Baa1	290	232,978
Rio Tinto Finance USA Ltd.,
Gtd. Notes (Australia)
5.875%	07/15/13	Baa1	350	278,780
Russel Metals, Inc.,
Gtd. Notes (Canada)
6.375%	03/01/14	Ba2	75	57,750
Steel Dynamics, Inc.,
Gtd. Notes
7.375%	11/01/12	Ba2	75	54,750
Tube City IMS Corp.,
Gtd. Notes
9.75%	02/01/15	B3	25	8,750
Valmont Industries, Inc.,
Gtd. Notes
6.875%	05/01/14	Ba2	25	21,250

				1,849,675

Office Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
5.50%	05/15/12	Baa2	80	67,044
6.35%	05/15/18	Baa2	310	242,449
6.75%	02/01/17	Baa2	400	290,254

				599,747

Oil & Gas — 0.9%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
4.00%	10/15/09	Baa3	210	205,671
Baker Hughes, Inc.,
Sr. Unsec’d. Notes
6.875%	01/15/29	A2	200	206,058
Boardwalk Pipelines LLC,
Sr. Unsec’d. Notes
5.50%	02/01/17	Baa2	230	185,978
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes (Canada)
6.25%	03/15/38	Baa2	250	196,499
Devon Financing Corp. ULC,
Gtd. Notes (Canada)
7.875%	09/30/31	Baa1	120	132,132
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	07/01/15	Baa1	150	137,752
5.15%	09/01/14	Baa1	125	117,318
EnCana Corp.,
Sr. Unsec’d. Notes (Canada)
5.90%	12/01/17	Baa2	625	521,441
6.50%	08/15/34	Baa2	250	200,585
Enterprise Products Operating LP,
Gtd. Notes
4.95%	06/01/10	Baa3	225	215,503
6.30%	09/15/17	Baa3	130	110,028
EOG Resources, Inc.,
Sr. Unsec’d. Notes
5.875%	09/15/17	A3	170	172,582

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Oil & Gas (cont’d.)
Ferrellgas Partners LP / Ferrellgas Partners Finance,
Sr. Unsec’d. Notes
8.75%	06/15/12	B2	$25	$17,500
Forest Oil Corp.,
Gtd. Notes
8.00%	12/15/11	B1	25	22,813
Hess Corp.,
Sr. Unsec’d. Notes
7.875%	10/01/29	Baa2	235	225,596
Marathon Oil Corp.,
Sr. Unsec’d. Notes
5.90%	03/15/18	Baa1	390	325,714
6.00%	10/01/17	Baa1	260	221,695
6.60%	10/01/37	Baa1	100	75,602
Nabors Industries, Inc.,
Gtd. Notes, 144A(g)
6.15%	02/15/18	Baa1	120	103,241
National Gas Co. of Trinidad & Tobago Ltd.,
Notes (Trinidad)(g)
6.05%	01/15/36	A3	100	71,584
Pemex Project Funding Master Trust,
Gtd. Notes
5.75%	03/01/18	Baa1	615	542,738
Petro-Canada,
Sr. Unsec’d. Notes (Canada)
6.80%	05/15/38	Baa2	125	94,329
Petrobras International Finance Co.,
Gtd. Notes (Cayman Islands)
5.875%	03/01/18	Baa1	290	260,710
Praxair, Inc.,
Sr. Unsec’d. Notes
5.20%	03/15/17	A2	175	174,801
Public Service Electric & Gas Co.,
Sec. Notes, MTN
5.70%	12/01/36	A3	225	207,711
Range Resources Corp.,
Gtd. Notes
6.375%	03/15/15	Ba3	500	405,000
Southern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A(g)
5.90%	04/01/17	Baa3	62	49,132
Sunoco, Inc.,
Sr. Unsec’d. Notes
5.75%	01/15/17	Baa2	150	124,661
Transocean, Ltd.,
Sr. Unsec’d. Notes (Switzerland)
5.25%	03/15/13	Baa2	145	134,675
Valero Energy Corp.,
Sr. Unsec’d. Notes
6.125%	06/15/17	Baa2	445	379,643
XTO Energy, Inc.,
Sr. Unsec’d. Notes
5.65%	04/01/16	Baa2	315	289,002

				6,127,694

Packaging
Graham Packaging Co.,
Gtd. Notes
9.875%	10/15/14	Caa1	75	46,125

Paper & Forest Products
Boise Cascade LLC,
Gtd. Notes(g)
7.125%	10/15/14	B2	60	33,600
Georgia-Pacific LLC,
Gtd. Notes, 144A
7.125%	01/15/17	Ba3	175	147,000
International Paper Co.,
Sr. Unsec’d. Notes
7.40%	06/15/14	Baa3	100	81,971

				262,571

Pharmaceuticals — 0.1%
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.705% (c)	10/02/09	Baa2	140	132,813
Teva Pharmaceutical Finance LLC,
Gtd. Notes
5.55%	02/01/16	Baa2	455	448,458
Wyeth,
Sr. Unsec’d. Notes
5.95%	04/01/37	A3	180	199,852

				781,123

Pipelines — 0.1%
Buckeye Partners LP,
Sr. Unsec’d. Notes
6.05%	01/15/18	Baa2	145	121,548
Copano Energy LLC,
Gtd. Notes
8.125%	03/01/16	B1	75	54,750
Dynegy Holdings, Inc.,
Sr. Unsec’d. Notes
7.50%	06/01/15	B2	500	350,000
El Paso Corp.,
Sr. Unsec’d. Notes
12.00%	12/12/13	Ba3	100	98,000
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.95%	04/15/17	Baa3	62	49,266
TEPPCO Partners LP,
Gtd. Notes
7.55%	04/15/38	Baa3	500	374,158

				1,047,722

Printing & Publishing
CanWest Media, Inc.,
Gtd. Notes (Canada)
8.00%	09/15/12	Caa2	137	60,499
Sun Media Corp.,
Gtd. Notes (Canada)
7.625%	02/15/13	Ba2	50	40,250

				100,749

Real Estate — 0.1%
AMB Property LP,
Gtd. Notes, MTN
6.30%	06/01/13	Baa1	175	110,195
Duke Realty LP,
Sr. Unsec’d. Notes
6.25%	05/15/13	Baa2	205	141,116

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Real Estate (cont’d.)
Lennar Corp.,
Gtd. Notes
5.60%	05/31/15	Ba3	$305	$186,050
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2	85	53,830

				491,191

Real Estate Investment Trusts — 0.1%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN
6.125%	11/01/12	Baa1	125	97,807
ERP Operating LP,
Sr. Unsec’d. Notes
5.25%	09/15/14	Baa1	150	100,217
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
6.00%	07/15/12	Baa1	120	96,108
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	130	59,948
Host Hotels and Resorts LP,
Gtd. Notes
6.75%	06/01/16	Ba1	125	91,250
Reckson Operating Partnership LP,
Sr. Unsec’d. Notes
6.00%	03/31/16	Ba2	125	70,670
Simon Property Group LP,
Sr. Unsec’d. Notes
5.75%	12/01/15	A3	535	349,459

				865,459

Restaurants
Real Mex Restaurants, Inc.,
Sr. Sec’d. Notes
10.00%	04/01/10	B2	25	19,000

Retail & Merchandising — 0.3%
AmeriGas Partners LP / AmeriGas Eagle Finance Corp.,
Sr. Unsec’d. Notes
7.125%	05/20/16	Ba3	400	320,000
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
5.30%	03/15/12	A2	155	161,767
GameStop Corp. / GameStop, Inc.,
Gtd. Notes
8.00%	10/01/12	Ba1	100	93,000
Hasbro, Inc.,
Sr. Unsec’d. Notes
6.30%	09/15/17	Baa2	130	122,921
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.046%	12/16/09(c)	Baa1	25	23,618
5.40%	03/01/16	Baa1	210	187,933
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
9.00%	08/01/12	Baa3	205	182,008
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.35%	03/15/12	Baa3	165	122,558
Neiman Marcus Group, Inc. (The),
Gtd. Notes
10.375%	10/15/15	B3	75	32,250
Gtd. Notes, PIK
9.00%	10/15/15	B3	75	33,000
Pantry, Inc. (The),
Gtd. Notes
7.75%	02/15/14	Caa1	50	34,500
Sears Roebuck Acceptance,
Gtd. Notes
6.75%	08/15/11	Ba2	450	278,482
Walgreen Co.,
Sr. Unsec’d. Notes
4.875%	08/01/13	A2	270	278,063

				1,870,100

Semiconductors — 0.1%
Freescale Semiconductor, Inc.,
Gtd. Notes
9.125%	12/15/14	B2	75	17,250
Gtd. Notes, PIK
8.875%	12/15/14	B2	325	143,000
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.15%	06/15/12	Baa1	220	197,041

				357,291

Software/Services — 0.1%
Sungard Data Systems, Inc.,
Gtd. Notes
9.125%	08/15/13	Caa1	400	346,000

Telecommunications — 0.8%
Alltel Corp.,
Sr. Unsec’d. Notes
7.00%	07/01/12	Baa1	125	124,375
America Movil SAB de CV,
Gtd. Notes (Mexico)
5.625%	11/15/17	A3	375	333,386
AT&T Corp.,
Gtd. Notes
7.30%	11/15/11	A2	115	119,481
British Telecommunications PLC,
Sr. Unsec’d. Notes (United Kingdom)
5.15%	01/15/13	Baa1	310	295,306
Centennial Communications Corp.,
Sr. Notes
7.185% (c)	01/01/13	Caa1	50	48,500
Cricket Communications, Inc.,
Gtd. Notes
9.375%	11/01/14	B3	125	112,500
FairPoint Communications, Inc.,
Sr. Unsec’d. Notes, 144A
13.125%	04/01/18	B3	50	24,000

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Telecommunications (cont’d.)
France Telecom SA,
Sr. Unsec’d. Notes (France)
7.75%	03/01/11	A3	$371	$390,405
Frontier Communications Corp.,
Sr. Unsec’d. Notes
7.125%	03/15/19	Ba2	50	33,500
Level 3 Financing, Inc.,
Gtd. Notes
12.25%	03/15/13	Caa1	75	45,375
MetroPCS Wireless, Inc.,
Gtd. Notes
9.25%	11/01/14	Caa1	125	111,875
Nordic Telephone Co. Holdings ApS,
Sr. Sec’d. Notes, 144A (Denmark)
8.875%	05/01/16	B2	400	280,000
Nortel Networks Ltd.,
Gtd. Notes (Canada)(i)
9.002%(c)	07/15/11	Caa2	175	43,750
Qwest Corp.,
Sr. Unsec’d. Notes
7.50%	10/01/14	Ba1	50	41,500
Rogers Communications, Inc., (Canada)
Gtd. Notes
6.80%	08/15/18	Baa3	305	308,181
Sr. Sec’d. Notes
5.50%	03/15/14	Baa3	165	152,222
7.50%	03/15/15	Baa3	135	133,667
SBC Communications, Inc.,
Sr. Unsec’d. Notes
5.30%	11/15/10	A2	555	564,145
Sprint Capital Corp.,
Gtd. Notes
7.625%	01/30/11	Ba2	375	313,125
8.375%	03/15/12	Ba2	275	220,000
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
6.00%	12/01/16	Ba2	150	105,750
Telecom Italia Capital SA,
Gtd. Notes (Luxembourg)
5.25%	11/15/13	Baa2	235	179,188
Telefonica Emisiones SAU,
Gtd. Notes (Spain)
6.221%	07/03/17	Baa1	275	270,929
Verizon Communications, Inc.,
Bonds, 144A
6.90%	04/15/38	A3	250	281,313
Sr. Unsec’d. Notes
5.50%	02/15/18	A3	50	48,092
8.75%	11/01/18	A3	30	35,197
Verizon Wireless,
Sr. Unsec’d. Notes, 144A
8.50%	11/15/18	A2	335	392,512
Viacom, Inc.,
Sr. Unsec’d. Notes
5.75%	04/30/11	Baa3	50	45,409
Vodafone Group PLC,
Sr. Unsec’d. Notes (United Kingdom)
5.625%	02/27/17	Baa1	180	169,605
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A (Luxembourg)
10.75%	12/01/15	B2	100	86,000
Windstream Corp.,
Gtd. Notes
8.625%	08/01/16	Ba3	125	110,625
Windstream Regatta Holdings, Inc.,
Gtd. Notes(g)
11.00%	12/01/17	Caa1	50	13,000

				5,432,913

Tobacco — 0.1%
BAT International Finance PLC,
Gtd. Notes, 144A (United Kingdom)
8.125%	11/15/13(g)	Baa1	170	174,255
9.50%	11/15/18	Baa1	50	55,581
Reynolds American, Inc.,
Sr. Sec’d. Notes
7.25%	06/01/13	Baa3	510	457,779

				687,615

Transportation — 0.2%
Burlington Northern Santa Fe Corp.,
Sr. Unsec’d. Notes
5.65%	05/01/17	Baa1	535	513,697
Canadian National Railway Co.,
Sr. Unsec’d. Notes (Canada)
6.25%	08/01/34	A3	130	139,795
6.375%	11/15/37	A3	80	87,752
Hertz Corp. (The),
Gtd. Notes
8.875%	01/01/14	B1	25	15,375
10.50%	01/01/16	B2	300	136,875
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.75%	04/01/18	Baa1	120	116,766
Union Pacific Corp.,
Sr. Unsec’d. Notes
5.70%	08/15/18	Baa2	200	192,547

				1,202,807

Utilities — 0.8%
Abu Dhabi National Energy Co.,
Sr. Notes, 144A (United Arab Emirates)(g)
5.62%	10/25/12	Aa2	425	385,649
AES Corp. (The),
Sr. Unsec’d. Notes
7.75%	03/01/14	B1	25	22,000
8.875%	02/15/11	B1	75	70,125
9.375%	09/15/10	B1	50	47,500
Alabama Power Co.,
Sr. Unsec’d. Notes
2.348% (c)	08/25/09	A2	85	83,274
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2	105	93,715
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.90%	10/01/16	Baa2	460	417,324

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Utilities (cont’d.)
Black Hills Corp.,
Sr. Unsec’d. Notes
6.50%	05/15/13	Baa3	$125	$122,041
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
7.25%	09/01/10	Ba1	135	132,904
CMS Energy Corp.,
Sr. Unsec’d. Notes
8.50%	04/15/11	Ba1	400	393,922
Consumers Energy Co.,
First Mortgage
6.00%	02/15/14	Baa1	400	399,102
Energy Future Holdings Corp.,
Gtd. Notes, 144A,
10.875%	11/01/17	B3	1,150	816,500
Gtd. Notes, 144A, PIK
11.25%	11/01/17	B3	200	97,000
Florida Power Corp.,
First Mortgage
6.35%	09/15/37	A2	160	177,338
Hilcorp Energy I LP / Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
7.75%	11/01/15	B3	300	211,500
Illinois Power Co.,
Sr. Sec’d. Notes
6.125%	11/15/17	Baa3	95	85,226
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
5.65%	06/01/17	Baa2	500	459,113
Mirant Americas Generation LLC,
Sr. Unsec’d. Notes
8.30%	05/01/11	B3	25	24,250
Monongahela Power Co.,
First Mortgage, 144A(g)
5.70%	03/15/17	Baa2	170	142,736
Northern States Power,
First Mortgage(a)
5.25%	03/01/18	A2	200	199,268
OPTI Canada, Inc.,
Sec’d. Notes (Canada)
8.25%	12/15/14	B2	300	162,000
Southern California Edison Co.,
First Refinance Mortgage
4.65%	04/01/15	A2	135	134,630
Southern Co.,
Sr. Unsec’d. Notes
5.30%	01/15/12	A3	75	75,734
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.15%	05/15/37	Baa2	235	191,231
Texas Competitive Electric Holdings Co. LLC,
Gtd. Notes, 144A
10.50%	11/01/15	B3	200	142,000
Union Electric Co.,
Sr. Sec’d. Notes
5.40%	02/01/16	Baa1	225	194,957
West Penn Power Co.,
First Mortgage, 144A(g)
5.95%	12/15/17	Baa2	195	164,278
Westar Energy, Inc.,
First Mortgage
5.10%	07/15/20	Baa2	110	92,877

				5,538,194

Water
Veolia Environment,
Unsec’d. Notes (France)
6.00%	06/01/18	A3	335	296,946

TOTAL CORPORATE OBLIGATIONS
(cost $77,716,988)				66,304,346

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES — 9.2%
Federal Home Loan Mortgage Corp.
4.452%(c)	07/01/35		43	43,135
4.50%	04/01/19-04/01/35		581	591,700
4.682%(c)	02/01/35		243	244,503
4.872%(c)	04/01/38		1,897	1,914,346
5.00%	10/01/18-08/01/35		1,437	1,473,126
5.057%(c)	03/01/36		216	218,960
5.068%(c)	11/01/35		147	149,084
5.136%(c)	01/01/36		501	507,338
5.273%(c)	09/01/32		6	5,850
5.323%(c)	02/01/37		808	821,885
5.341%(c)	04/01/37		1,801	1,826,453
5.369%(c)	02/01/37		233	237,178
5.372%(c)	01/01/36		70	71,570
5.454%(c)	02/01/37		761	775,311
5.490%(c)	06/01/37		976	994,319
5.50%	12/01/18-12/01/33		965	995,319
5.908%(c)	02/01/37		516	528,525
5.951%(c)	01/01/37		154	157,932
5.977%(c)	12/01/36		77	78,911
5.990%(c)	11/01/36		252	258,409
6.00%	10/01/09-08/01/38		1,692	1,745,265
6.025%(c)	10/01/36		221	225,902
6.122%(c)	10/01/36		233	239,447
6.205%(c)	08/01/36		461	474,787
7.00%	11/01/30-06/01/32		33	35,656
Federal National Mortgage Assoc.
4.50%	05/01/19-05/01/38		4,702	4,787,802
4.569%(c)	07/01/35		191	191,528
4.81%(c)	11/01/35		139	139,214
5.00%	03/01/18-10/01/35		9,756	9,986,578
5.161%(c)	09/01/35		3,184	3,224,691
5.318%(c)	12/01/35		126	128,741
5.327%(c)	12/01/35		154	156,678
5.413%(c)	09/01/37		395	402,982
5.50%	01/01/17-02/01/37		9,918	10,203,152
5.529%(c)	12/01/35		225	230,618
5.531(c)	01/01/37		417	426,616
5.537%(c)	07/01/36		482	490,961
5.643%(c)	12/01/35		62	63,646
5.796%(c)	11/01/37		886	908,467
SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES (Continued)
5.802%(c)	08/01/37		$440		$451,430
5.979%(c)	09/01/36		151		154,077
5.986%(c)	08/01/36		257		263,793
6.00%	04/01/21-09/01/38		8,171		8,425,732
6.034%(c)	12/01/36		220		226,776
6.50%	07/01/32-03/01/38		6,456		6,715,787
7.00%	01/01/31-04/01/37		261		274,932
Government National Mortgage Assoc.
5.00%	07/15/33-03/20/34		1,022		1,049,631
5.50%	10/20/32-11/15/34		392		403,530
6.00%	05/15/26-01/20/33		41		42,591
6.50%	09/20/32-12/20/33		46		47,207
7.00%	03/15/13-12/15/13		81		86,234
8.00%	12/15/16-07/15/23		17		19,236
8.50%	06/15/16-10/15/26		39		42,800
9.50%	03/15/19-01/15/20		2		2,124
12.00%	09/15/13		—	(r)
					56

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES
(cost $62,763,927)					64,162,521

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bonds
4.75%	02/15/37		150		209,016
5.50%	08/15/28		2,290		3,095,077
U.S. Treasury Inflationary Indexed Bonds, TIPS
1.375%	07/15/18		1,810		1,700,103
2.00%	07/15/14		1,580		1,716,773
U.S. Treasury Notes
3.125%	09/30/13		745		803,843
4.00%	08/15/18		1,420		1,639,768
4.75%	02/28/09		9,205		9,270,797
4.75%	08/15/17(a)		1,260		1,506,488

TOTAL U.S. TREASURY OBLIGATIONS
(cost $19,417,238)					19,941,865

COLLATERALIZED MORTGAGE
OBLIGATIONS — 2.6%
American Tower Trust,
Series 2007-1A, Class D, 144A(g)
5.957% (c)	04/15/37	Baa2	250		171,074
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648%	09/11/36	AAA(d)	350		310,628
Series 2005-3, Class A2
4.501%	07/10/43	Aaa	755		692,934
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
5.195%(c)	02/25/34	AAA(d)	133		100,118
Series 2004-D, Class 2A2
4.197%(c)	05/25/34	AAA(d)	64		45,762
Series 2004-H, Class 2A2
4.751%(c)	09/25/34	Aaa	84		60,498
Series 2004-I, Class 3A2
4.819%(c)	10/25/34	Aaa	95		71,235
Series 2005-J, Class 2A1
5.089%(c)	11/25/35	Aaa	375		207,051
Series 2005-J, Class 3A1
5.34%(c)	11/25/35	Aaa	160		109,791
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class AAB
4.804%	09/11/42	Aaa	400		321,257
Series 2005-T20, Class A1
4.94%	10/12/42	Aaa	159		155,930
Series 2006-PW12, Class A4
5.718%(c)	09/11/38	Aaa	300		244,048
Series 2007-PW15, Class AAB
5.315%	02/11/44	Aaa	525		372,032
Series 2007-PW17, Class A1
5.282%	06/11/50	AAA(d)	1,118		1,017,863
Citigroup / Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1, Class A4
5.225%(c)	07/15/44	Aaa	1,250		1,036,850
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa	875		666,519
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A5
4.691% (c)	08/25/34	AAA(d)	476		336,502
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.816% (c)	12/10/49	Aaa	1,700		1,289,050
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	925		698,857
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class A4
4.832%	04/15/37	Aaa	775		617,209
Fannie Mae,
Series 319, Class 2, IO(g)
6.50%	02/01/32	Aaa	40		5,573
Series 2002-74, Class PJ
5.00%	03/25/15	Aaa	5		5,353
Series 2003-40, Class NI, IO(g)
5.50%	11/25/28	Aaa	20		732
Series 2005-57, Class PA
5.50%	05/25/27	Aaa	213		216,238
Freddie Mac,
Series 2614, Class IH, IO(g)
4.50%	05/15/16	Aaa	234		10,543
Series 2686, Class JG
5.50%	04/15/28	Aaa	800		809,997
Series 3195, Class PN
6.50%	08/15/30	Aaa	391		403,152
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531%	05/15/33	Aaa	390		381,211
Series 2005-C4, Class A1
5.082%	11/10/45	Aaa	191		184,958
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C2, Class A2
6.70%	04/15/34	AAA(d)	375		367,684

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS
(Continued)
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A3
4.569%	08/10/42	Aaa	$800	$666,686
Series 2005-GG3, Class AAB
4.619%	08/10/42	Aaa	160	133,073
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB2, Class A2
6.244%	04/15/35	AAA(d)	86	84,380
Series 2001-CIBC, Class A3
6.26%	03/15/33	AAA(d)	395	385,897
Series 2005-LDP4, Class ASB
4.824%(c)	10/15/42	Aaa	325	262,024
Series 2006-CB14, Class A4
5.481%(c)	12/12/44	Aaa	900	723,574
Series 2006-LDP9, Class A1
5.17%	05/15/47	Aaa	838	790,328
JPMorgan Mortgage Trust,
Series 2005-A7, Class 3A1
5.349% (c)	10/25/35	Aaa	871	654,351
LB-UBS Commercial Mortgage Trust,
Series 2004-C2, Class A2
3.246%	03/15/29	Aaa	389	386,323
Series 2005-C1, Class A4
4.742%	02/15/30	Aaa	325	266,750
Merrill Lynch / Countrywide Commercial Mortgage Trust,
Series 2007-7, Class A1
5.549%	06/12/50	Aaa	468	440,541
Morgan Stanley Capital I,
Series 2007-IQ15, Class A4
5.881% (c)	06/11/49	AAA(d)	600	444,524
PNC Mortgage Acceptance Corp.,
Series 1999-CM1, Class A1B
7.33% (c)	12/10/32	AAA(d)	1,087	1,087,532
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.811%(c)	01/25/34	AAA(d)	236	188,277
Series 2005-AR2, Class 2A2
4.552%(c)	03/25/35	Aaa	84	55,478
Series 2006-AR12, Class 1A1
6.033%(c)	09/25/36	A3	504	274,934
Series 2006-AR16, Class A1
5.664%(c)	10/25/36	Aa2	372	250,573

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $21,585,884)				18,005,894

ASSET-BACKED SECURITIES — 2.3%
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53%	01/06/14	Baa1	840	649,167
BankBoston Home Equity Loan Trust,
Series 1998-1, Class A6
6.35%	02/25/13	A2	14	12,501
Capital Auto Receivables Asset Trust,(g)
Series 2006-SN1A, Class A4A, 144A
5.32%	03/20/10	AAA(d)	719	711,266
Series 2006-SN1A, Class B,144A
5.50%	04/20/10	AA(d)	115	111,279
Capital One Multi-Asset Execution Trust,
Series 2005-A7, Class A7
4.70%	06/15/15	Aaa	4,150	3,528,799
Series 2007-C3, Class C3
1.425%(c)	04/15/13	Baa2	445	250,911
CenterPoint Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.63%	09/15/15	Aaa	350	346,414
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	Aa2	24	19,168
Chase Issuance Trust,
Series 2006-C2, Class C
1.495% (c)	04/15/13	Baa2	500	329,778
Citibank Credit Card Issuance Trust,
Series 2006-A2, Class A2
4.85%	02/10/11	Aaa	875	874,573
Series 2007-A5, Class A5
5.50%	06/22/12	Aaa	1,100	1,079,101
CNH Equipment Trust,
Series 2007-A, Class B
5.09%	06/16/14	A3	255	171,665
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A4
6.19%	03/01/13	Aaa	684	688,946
GE Capital Credit Card Master Note Trust,
Series 2006-1, Class A
5.08%	09/15/12	Aaa	200	192,344
Series 2007-3, Class C
1.495%(c)	06/15/13	Baa2	555	309,951
GE Equipment Small Ticket LLC,
Series 2005-1A, Class A4, 144A(g)
4.51%	12/22/14	Aaa	263	260,821
John Deere Owner Trust,
Series 2008-A, Class A2
3.63%	03/15/11	Aaa	554	553,458
JP Morgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.531%	11/25/36	Aaa	90	77,477
Marriott Vacation Club Owner Trust,(g)
Series 2006-1A, Class A, 144A
5.737%	04/20/28	Aaa	283	231,346
Series 2006-2A, Class A, 144A
5.362%	10/20/28	Aaa	87	71,467
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3
4.10%	10/15/12	Aaa	1,100	1,062,008
Series 2006-C3, Class C3
1.485%(c)	10/15/13	Baa2	240	103,439
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52%	12/31/10	Aaa	475	478,655
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61%	06/15/15	Aaa	350	357,038
SLM Student Loan Trust,
Series 2008-4, Class A2
4.585% (c)	07/25/16	Aaa	525	474,206

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52%	11/12/12	Aaa	$625	$530,016
USAA Auto Owner Trust,
Series 2007-1, Class A4
5.55%	02/15/13	Aaa	855	815,123
Series 2007-2, Class A3
4.90%	02/15/12	Aaa	1,050	1,037,336
Volkswagen Auto Lease Trust,
Series 2006-A, Class A4
5.54%	04/20/11	Aaa	400	399,915

TOTAL ASSET-BACKED SECURITIES
(cost $17,662,482)				15,728,168

MUNICIPAL BONDS — 0.8%
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds
5.00%	01/01/38	Aa1	430	404,944

District of Columbia
District of Columbia,
General Obligation Bonds
4.75%	06/01/31	Aa3	50	42,823

Florida — 0.1%
Orange County Tourist Development Tax,
Revenue Bonds
5.00%	10/01/18	A2	425	449,939

Georgia — 0.1%
Atlanta Water & Wastewater,
Revenue Bonds
5.50%	11/01/17	Baa1	290	300,217
De Kalb County,
Revenue Bonds
5.00%	10/01/35	Aa2	380	359,620
Metropolitan Atlanta Rapid Transit Authority,
Revenue Bonds
5.00%	07/01/37	Aa3	195	184,259

				844,096

Illinois
Chicago Illinois Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	300	296,070

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	116,482

Maryland — 0.1%
Baltimore County Maryland,
General Obligation Bonds
5.00%	02/01/38	Aaa	280	276,606
Maryland State,
General Obligation Bonds
5.00%	08/01/19	Aaa	460	504,625

				781,231

Massachusetts — 0.1%
Massachusetts Bay Transportation Authority,
Revenue Bonds
5.25%	07/01/34	Aa1	425	425,310
Massachusetts Health & Educational Facilities Authority,
Revenue Bonds
5.25%	11/15/21	Aaa	180	195,423
5.00%	07/01/38	Aaa	275	272,902

				893,635

New York — 0.1%
New York City Housing Development Corp.,
Revenue Bonds
6.42%	11/01/27	Aa2	100	76,428
New York State Urban Development Corp.,
Revenue Bonds
5.50%	03/15/18	Baa1	210	228,289
Triborough Bridge & Tunnel Authority,
Revenue Bonds
5.00%	11/15/38	Aa2	420	392,255

				696,972

Oregon
Oregon State Taxable Pension,
General Obligation Unlimited Bonds
5.892%	06/01/27	Aa2	60	57,886

Texas — 0.1%
Austin Independent School District,
General Obligation Unlimited Bonds
5.00%	08/01/33	Aa1	425	404,222

Utah — 0.1%
Utah Transit Authority,
Revevue Bonds
4.75%	06/15/32	Aa3	240	223,613
5.25%	06/15/38	Aa3	320	319,990

				543,603

West Virginia
Tobacco Settlement Finance Authority of West Virginia,
Revenue Bonds
7.467%	06/01/47	Baa3	275	157,261

TOTAL MUNICIPAL BONDS
(cost $5,899,565)				5,689,164

FOREIGN GOVERNMENT BONDS — 0.2%
Republic of Brazil,
Unsub. Notes (Brazil)
11.00%	08/17/40	Ba1	205	267,525
Republic of Italy,
Sr. Unsec’d. Notes (Italy)
5.25%	09/20/16	A+(d)	335	362,514
Republic of South Africa,
Sr. Unsec’d. Notes (South Africa)
6.50%	06/02/14	Baa1	430	406,350

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

FOREIGN GOVERNMENT BONDS (Continued)
United Mexican States,
Unsub. Notes (Mexico)
6.375%	01/16/13	Baa1	$205	$215,250

TOTAL FOREIGN GOVERNMENT BONDS
(cost $1,205,418)				1,251,639

TOTAL LONG-TERM INVESTMENTS
(cost $817,953,594)				644,778,783

			Shares

SHORT-TERM INVESTMENT — 19.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $137,947,242; includes $92,980,334 of cash collateral for securities on loan)(b)(w) (Note 4)			137,947,242	137,947,242

TOTAL INVESTMENTS(o) — 112.9%
(cost $955,900,836)				782,726,025
Liabilities in excess of other assets — (12.9)%				(89,202,131)

NET ASSETS — 100.0%				$693,523,894

The following abbreviations are used in Portfolio descriptions:
144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
CVT	Convertible Security
IO	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s.
PIK	Payment-in-kind
TIPS	Treasury Inflation Protected Securities
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $90,849,796; cash collateral of $92,980,334 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(o)	As of December 31, 2008, 83 securities representing $31,951,728 and 4.6% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(r)	Less than $1,000 par.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$559,689,693	—
Level 2 – Other Significant Observable Inputs	222,727,434	—
Level 3 – Significant Unobservable Inputs	308,898	—

Total	$782,726,025	—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in
Securities

Balance as of 12/31/07	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(232,745)
Net purchases (sales)	539,492
Transfers in and/or out of Level 3
2,151

Balance as of 12/31/08	$308,898

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (13.4% represents investments purchased with collateral from securities on loan)	19.9%
Oil & Gas	9.3
U.S. Government Agency Mortgage-Backed Securities	9.2
Financial Services	5.3
Telecommunications	4.6
Pharmaceuticals	4.3
Financial – Bank & Trust	3.6
Retail & Merchandising	3.3
Consumer Products & Services	3.1
Medical Supplies & Equipment	3.0
U.S. Treasury Obligations	2.9
Computer Services & Software	2.8
Utilities	2.6
Collateralized Mortgage Obligations	2.6
Insurance	2.4
Asset-Backed Securities	2.3
Computer Hardware	2.1
Diversified Operations	2.0
Beverages	2.0
Food	1.9
Aerospace	1.6
Transportation	1.4
Semiconductors	1.4
Internet Services	1.2
Metals & Mining	1.1
Media	1.1
Healthcare Services	1.1
Electric – Integrated	1.0
Chemicals	1.0
Electronic Components & Equipment	0.9
Municipal Bonds	0.8
Tobacco	0.8
Restaurants	0.7
Real Estate Investment Trusts	0.6
Automobile Manufacturers	0.6
Commercial Services	0.6
Machinery & Equipment	0.5
Entertainment & Leisure	0.5
Real Estate	0.5
Conglomerates	0.4
Business Services	0.4
Construction	0.4
Cable Television	0.4
Commercial Banks	0.4
Building Materials	0.4
Industrial Products	0.3
Farming & Agriculture	0.3
Advertising	0.3
Environmental Services	0.3
Pipelines	0.2
Clothing & Apparel	0.2
Distribution/Wholesale	0.2
Hotels & Motels	0.2
Biotechnology	0.2
Foreign Government Bonds	0.2
Office Equipment	0.2
Automotive Parts	0.1
Paper & Forest Products	0.1
Schools	0.1
Environmental Control	0.1
Energy Services	0.1
Financial – Brokerage	0.1
Medical Products	0.1
Printing & Publishing	0.1
Software	0.1
Airlines	0.1
Broadcasting	0.1
Toys	0.1
Software/Services	0.1

112.9
Liabilities in excess of other assets	(12.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $90,849,796:
Unaffiliated investments (cost $817,953,594)	$644,778,783
Affiliated investments (cost $137,947,242)	137,947,242
Cash	8,001,778
Foreign currency, at value (cost $159,410)	156,452
Dividends and interest receivable	3,100,519
Receivable for investments sold	1,613,109
Receivable for fund share sold	255,083
Tax reclaim receivable	169,364
Prepaid expenses	12,321

Total Assets	796,034,651

LIABILITIES:
Payable to broker for collateral for securities on loan	92,980,334
Payable for investments purchased	9,091,325
Advisory fees payable
Payable for fund share repurchased	188,693144,937
Accrued expenses and other liabilities	101,896
Shareholder servicing fees payable	3,572

Total Liabilities	102,510,757

NET ASSETS	$693,523,894

Net assets were comprised of:
Paid-in capital	$931,437,690
Retained earnings	(237,913,796)

Net assets, December 31, 2008	$693,523,894

Net asset value and redemption price per share, $693,523,894 / 54,392,852 outstanding shares of beneficial interest	$12.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$16,171,411
Unaffiliated dividend income (net of $377,810 foreign withholding tax)	13,726,594
Affiliated dividend income	940,324
Affiliated income from securities lending, net	844,290

31,682,619

EXPENSES
Advisory fees	7,726,190
Shareholder servicing fees and expenses	736,274
Custodian and accounting fees	301,000
Loan interest expense (Note 7)	36,456
Trustees’ fees	20,000
Audit fee	19,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	15,000
Insurance expenses	12,000
Legal fees and expenses	10,000
Miscellaneous	37,674

Total expenses	8,932,594

NET INVESTMENT INCOME	22,750,025

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(85,929,767)
Short sale transactions	3,363
Foreign currency transactions	(76,642)

(86,003,046)

Net change in unrealized appreciation (depreciation) on:
Investments	(212,880,686)
Foreign currencies	97,547

(212,783,139)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(298,786,185)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(276,036,160)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,750,025	$16,321,793
Net realized gain (loss) on investment and foreign currency transactions	(86,003,046)	33,815,018
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(212,783,139)	(13,898,222)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(276,036,160)	36,238,589

DISTRIBUTIONS	(50,136,811)	(36,083,670)

FUND SHARE TRANSACTIONS:
Fund share sold [38,111,115 and 29,023,735 shares, respectively]	569,417,513	535,536,984
Fund share issued in reinvestment of distributions [3,014,841 and 2,011,353 shares, respectively]	50,136,811	36,083,670
Fund share repurchased [42,366,621 and 2,214,769 shares, respectively]	(604,310,052)	(40,410,522)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	15,244,272	531,210,132

TOTAL INCREASE (DECREASE) IN NET ASSETS	(310,928,699)	531,365,051
NET ASSETS:
Beginning of year	1,004,452,593	473,087,542

End of year	$693,523,894	$1,004,452,593

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.8%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace/Defense — 0.7%
Lockheed Martin Corp.	58,300	$4,901,864

Air Freight & Logistics — 1.6%
Expeditors International of Washington, Inc.(a)	330,100	10,982,427

Biotechnology — 10.5%
Amgen, Inc.*	97,500	5,630,625
Celgene Corp.*	230,008	12,714,842
Genentech, Inc.*	264,700	21,946,277
Gilead Sciences, Inc.*	641,213	32,791,633

		73,083,377

Business Services — 1.5%
Goldman Sachs Group, Inc. (The)(a)	122,200	10,312,458

Chemicals — 2.8%
Monsanto Co.	62,000	4,361,700
Praxair, Inc.	249,700	14,822,192

		19,183,892

Commercial Banks — 1.0%
Wells Fargo & Co.(a)	241,000	7,104,680

Commercial Services & Supplies — 1.9%
Apollo Group, Inc. (Class A Stock)*(a)	44,000	3,371,280
McKesson Corp.	252,300	9,771,579

		13,142,859

Communication Equipment — 7.4%
Juniper Networks, Inc.*(a)	1,540,200	26,968,902
QUALCOMM, Inc.(a)	682,900	24,468,307

		51,437,209

Computer Hardware — 3.5%
Apple, Inc.*(a)	288,700	24,640,545

Computer Services & Software — 6.7%
Accenture Ltd. (Class A Stock) (Bermuda)(a)	648,900	21,277,431
Autodesk, Inc.*(a)	270,600	5,317,290
Microsoft Corp.	576,700	11,211,048
salesforce.com*(a)	264,900	8,479,449

		46,285,218

Electric — 1.4%
NRG Energy, Inc.*	425,800	9,933,914

Electrical Equipment — 0.6%
Sunpower Corp.*(a)	142,100	4,325,524

Entertainment & Leisure — 0.7%
Nintendo Co. Ltd. (Japan)(a)	104,600	4,994,650

Financial – Bank & Trust — 2.5%
Schwab, (Charles) Corp. (The)	347,300	5,615,841
State Street Corp.	291,610	11,469,021

		17,084,862

Financial Services — 1.1%
Franklin Resources, Inc.	124,500	7,940,610

Healthcare Equipment & Supplies — 1.6%
Baxter International, Inc.	108,900	5,835,951
Humana, Inc.*	131,500	4,902,320

		10,738,271

Hotels, Restaurants & Leisure — 3.8%
International Game Technology	335,500	3,989,095
Marriott International, Inc. (Class A Stock)(a)	665,745	12,948,740
MGM Mirage*(a)	206,852	2,846,284
Yum! Brands, Inc.	218,300	6,876,450

		26,660,569

Internet Services — 8.3%
Amazon.com, Inc.*(a)	571,747	29,319,186
Expedia, Inc.*(a)	516,700	4,257,608
Google, Inc. (Class A Stock)*	66,400	20,427,960
VeriSign, Inc.*	195,300	3,726,324

		57,731,078

Investment Firms — 0.6%
Morgan Stanley(a)	243,500	3,905,740

Medical Supplies & Equipment — 2.6%
Medtronic, Inc.	334,400	10,506,848
Stryker Corp.	191,900	7,666,405

		18,173,253

Oil, Gas & Consumable Fuels — 5.0%
EOG Resources, Inc.(a)	133,800	8,908,404
Petroleo Brasiliero SA, ADR (Brazil)	182,500	3,724,825
Schlumberger Ltd. (Netherlands)(a)	399,700	16,919,301
Suncor Energy, Inc.(a)	253,800	4,949,100

		34,501,630

Pharmaceuticals — 6.4%
Allergan, Inc.	333,800	13,458,816
Medco Health Solutions, Inc.*(a)	482,600	20,225,766
Wyeth	290,400	10,892,904

		44,577,486

Retail & Merchandising — 9.6%
Bed Bath & Beyond, Inc.*(a)	384,000	9,761,280
Danaher Corp.	526,400	29,799,504
Kohl’s Corp.*(a)	240,100	8,691,620
Wal-Mart Stores, Inc.	334,100	18,729,646

		66,982,050

Semiconductors — 3.6%
ASML Holding NV (Netherlands)(a)	628,206	11,351,682
First Solar, Inc.*(a)	12,900	1,779,684
Xilinx, Inc.(a)	657,200	11,711,304

		24,842,670

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Semiconductors & Semiconductor Equipment — 3.3%
Broadcom Corp. (Class A Stock)*(a)	681,900	$11,571,843
Marvell Technology Group Ltd.*(a)	1,686,200	11,246,954

		22,818,797

Software — 1.9%
Electronic Arts, Inc.*	348,700	5,593,148
Research In Motion Ltd. (Canada)*(a)	192,600	7,815,708

		13,408,856

Telecommunications — 6.6%
American Tower Corp. (Class A Stock)*	877,400	25,725,368
Crown Castle International Corp.*(a)	469,755	8,258,293
MetroPCS Communications, Inc.*(a)	807,356	11,989,237

		45,972,898

Transportation — 0.6%
United Parcel Service, Inc. (Class B Stock)(a)	73,200	4,037,712

Unaffiliated Mutual Fund
Reserve Investment Fund	2,904	2,904

TOTAL LONG-TERM INVESTMENTS
(cost $943,388,153)		679,708,003

SHORT-TERM INVESTMENT — 33.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $235,147,036; includes $227,672,586 of cash collateral for securities on loan)(b)(w) (Note 4)	235,147,036	235,147,036

TOTAL INVESTMENTS — 131.6%
(cost $1,178,535,189)		914,855,039
Liabilities in excess of other assets — (31.6)%		(219,484,082)

NET ASSETS — 100.0%		$695,370,957

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $223,311,777; cash collateral of $227,672,586 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

		Investments	Other
		in	Financial
Valuation inputs		Securities	Instruments*

Level 1 –	Quoted Prices	$914,855,039	—
Level 2 –	Other Significant Observable Inputs	—	—
Level 3 –	Significant Unobservable Inputs	—	—

Total		$914,855,039	—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(32.7% represents investments purchased with collateral from securities on loan)	33.8%
Biotechnology	10.5
Retail & Merchandising	9.6
Internet Services	8.3
Communication Equipment	7.4
Computer Services & Software	6.7
Telecommunications	6.6
Pharmaceuticals	6.4
Oil, Gas & Consumable Fuels	5.0
Hotels, Restaurants & Leisure	3.8
Semiconductors	3.6
Computer Hardware	3.5
Semiconductors & Semiconductor Equipment	3.3
Chemicals	2.8
Medical Supplies & Equipment	2.6
Financial – Bank & Trust	2.5
Software	1.9
Commercial Services & Supplies	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Air Freight & Logistics	1.6%
Healthcare Equipment & Supplies	1.6
Business Services	1.5
Electric	1.4
Financial Services	1.1
Commercial Banks	1.0
Entertainment & Leisure	0.7
Aerospace/Defense	0.7
Electrical Equipment	0.6
Transportation	0.6
Investment Firms	0.6

131.6
Liabilities in excess of other assets	(31.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008
ASSETS:
Investments at value, including securities on loan of $223,311,777:
Unaffiliated investments (cost $943,388,153)	$679,708,003
Affiliated investments (cost $235,147,036)	235,147,036
Cash	7,371,356
Receivable for fund share sold	8,725,073
Receivable for investments sold	1,719,587
Dividends and interest receivable	822,149
Prepaid expenses	18,775

Total Assets	933,511,979

LIABILITIES:
Payable to broker for collateral for securities on loan	227,672,586
Payable for investments purchased	10,126,109
Advisory fees payable	255,207
Accrued expenses and other liabilities	77,604
Shareholder servicing fees payable	7,520
Deferred trustees’ fees	1,935
Payable for fund share repurchased	61

Total Liabilities	238,141,022

NET ASSETS	$695,370,957

Net assets were comprised of:
Paid-in capital	$1,337,880,591
Retained earnings	(642,509,634)

Net assets, December 31, 2008	$695,370,957

Net asset value and redemption price per share, $695,370,957 / 99,709,463 outstanding shares of beneficial interest	$6.97

STATEMENT OF OPERATIONS
Year Ended December 31, 2008
INVESTMENT INCOME
Unaffiliated dividend income (net of $48,263
foreign withholding tax)	$10,770,054
Affiliated income from securities lending, net	1,894,630
Affiliated dividend income	618,172

13,282,856

EXPENSES
Advisory fees	13,219,031
Shareholder servicing fees and expenses	1,150,021
Custodian and accounting fees	241,000
Shareholders’ reports	81,000
Trustees’ fees	34,000
Legal fees and expenses	32,000
Loan interest expense (Note 7)	28,956
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Insurance expenses	11,000
Miscellaneous	7,403

Total expenses	14,841,411

NET INVESTMENT LOSS	(1,558,555)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(222,922,135)
Foreign currency transactions	5,640

(222,916,495)

Net change in unrealized appreciation (depreciation) on investments	(406,407,184)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(629,323,679)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(630,882,234)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(1,558,555)	$2,204,033
Net realized gain (loss) on investment and foreign currency transactions	(222,916,495)	66,497,432
Net change in unrealized appreciation (depreciation) on investments	(406,407,184)	40,103,386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(630,882,234)	108,804,851

DISTRIBUTIONS	(2,204,033)	(2,565,109)

FUND SHARE TRANSACTIONS:
Fund share sold [62,002,503 and 89,423,106 shares, respectively]	593,573,409	1,036,834,076
Fund share issued in reinvestment of distributions [197,796 and 219,804 shares, respectively]	2,204,033	2,565,109
Net asset value of shares issued in merger [6,240,850 and 0 shares, respectively] (Note 10)	70,412,430	—
Fund share repurchased [151,676,563 and 45,247,738 shares, respectively]	(1,485,641,930)	(502,358,360)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(819,452,058)	537,040,825

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,452,538,325)	643,280,567
NET ASSETS:
Beginning of year	2,147,909,282	1,504,628,715

End of year	$695,370,957	$2,147,909,282

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 94.9%
		Value
COMMON STOCKS	Shares	(Note 2)

Chemicals — 5.0%
Air Liquide (France)	15,674	$1,425,998
Air Products & Chemicals, Inc.	20,900	1,050,643
Albemarle Corp.	40,200	896,460
Intrepid Potash, Inc.*(a)	40,400	839,108
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	95,100	6,963,222
Praxair, Inc.	39,500	2,344,720

		13,520,151

Commercial Services — 3.5%
Franco-Nevada Corp. (Canada)	105,400	1,816,859
Total SA, ADR (France)	140,254	7,756,046

		9,572,905

Construction — 3.3%
China Railway Construction Corp. (China)*	1,020,500	1,527,801
Foster Wheeler Ltd.*	174,660	4,083,551
McDermott International, Inc.*(a)	99,200	980,096
Technip SA (France)	77,838	2,359,809

		8,951,257

Energy Services — 3.7%
Duke Energy Corp.	63,300	950,133
Edison International	24,600	790,152
NRG Energy, Inc.*	168,600	3,933,438
Peabody Energy Corp.	193,600	4,404,400

		10,078,123

Environmental Services — 0.7%
EnergySolutions, Inc.	137,300	775,745
Nucor Corp.	24,100	1,113,420

		1,889,165

Exploration & Production — 8.7%
Devon Energy Corp.	98,114	6,447,071
Encore Acquisition Co.*(a)	95,400	2,434,608
Murphy Oil Corp.(a)	118,900	5,273,215
Nexen, Inc. (Canada)(a)	46,900	824,502
Royal Dutch Shell PLC, ADR (United Kingdom)(a)	164,275	8,696,718

		23,676,114

Gas Transmission & Distribution — 0.5%
Spectra Energy Corp.	83,700	1,317,438

Integrated Petroleum — 11.8%
Baker Hughes, Inc.	128,900	4,133,823
BP PLC, ADR (United Kingdom)(a)	141,322	6,605,390
Chevron Corp.	57,256	4,235,226
Eni SpA, ADR (Italy)(a)	81,062	3,876,385
Exxon Mobil Corp.	148,600	11,862,738
Lukoil, ADR (Russia)(a)	44,190	1,462,689

		32,176,251

Machinery & Equipment — 3.5%
Atlas Copco AB (Class A Stock) (Sweden)	138,154	1,166,140
Bucyrus International, Inc. (Class A Stock)(a)	59,100	1,094,532
Deere & Co.	77,300	2,962,136
Finning International, Inc. (Canada)	70,000	808,020
Joy Global, Inc.	98,700	2,259,243
Terex Corp.*(a)	74,100	1,283,412

		9,573,483

Metals & Mining — 13.2%
Agnico-Eagle Mines Ltd. (Canada)	124,000	6,364,920
Agnico-Eagle Mines Ltd. W/I (Canada)*	9,300	453,501
Alumina Ltd. (Australia)	491,032	494,707
Arch Coal, Inc.	313,400	5,105,286
Barrick Gold Corp. (Canada)(a)	114,500	4,210,165
BHP Billiton Ltd. (Australia)	316,446	6,722,633
Cia Vale do Rio Doce, ADR (Brazil)(a)	319,400	3,867,934
CONSOL Energy, Inc.	209,700	5,993,226
Eurasian Natural Resources Corp. (United Kingdom)	126,017	597,898
Freeport-McMoRan Copper & Gold, Inc.	44,703	1,092,541
Rio Tinto Ltd. (Australia)	18,139	486,085
Steel Dynamics, Inc.	31,700	354,406

		35,743,302

Oil & Gas — 16.9%
Bill Barrett Corp.*(a)	47,300	999,449
Compton Petroleum Corp. (Canada)*	261,500	209,200
Diamond Offshore Drilling, Inc.(a)	128,700	7,585,578
Gazprom OAO, ADR (Russia)	187,411	2,670,607
Halliburton Co.	74,500	1,354,410
Nabors Industries Ltd. (Bermuda)*(a)	84,500	1,011,465
National Oilwell Varco, Inc.*	43,302	1,058,301
NovaTek OAO, GDR (Russia)	15,705	300,751
Petroleo Brasileiro SA, ADR (Brazil)	151,900	3,100,279
Saipem SpA (Italy)	60,081	987,152
Schlumberger Ltd. (Netherlands)	222,600	9,422,658
StatoilHydro ASA (Norway)	313,250	5,095,496
Sunoco, Inc.(a)	68,800	2,990,048
TETRA Technologies, Inc.*	45,600	221,616
Transocean Ltd.*	72,494	3,425,341
Trican Well Service Ltd. (Canada)	243,400	1,569,432
Tullow Oil PLC (United Kingdom)	38,000	360,315
Williams Cos., Inc.	194,800	2,820,704
Woodside Petroleum Ltd. (Australia)	32,759	847,715

		46,030,517

Oil Field Equipment & Services — 3.4%
Cameron International Corp.*(a)	444,600	9,114,300

Paper & Forest Products — 1.1%
Clearwater Paper Corp.*	714	5,991
Domtar Corp. (Canada)*	307,540	513,592
International Paper Co.	79,300	935,740
Potlatch Corp.	10,900	283,509
Weyerhaeuser Co.(a)	40,371	1,235,756

		2,974,588

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Petroleum Exploration & Production — 14.6%
Anadarko Petroleum Corp.	49,900	$1,923,645
BG Group PLC (United Kingdom)	247,459	3,404,860
BJ Services Co.(a)	301,200	3,515,004
Canadian Natural Resources Ltd. (Canada)(a)	195,800	7,828,084
ConocoPhillips	71,156	3,685,881
EOG Resources, Inc.	83,400	5,552,772
FMC Technologies, Inc.*	95,900	2,285,297
Newfield Exploration Co.*	43,000	849,250
Noble Corp. (Cayman Islands)	122,900	2,711,174
Smith International, Inc.(a)	265,081	6,067,704
XTO Energy, Inc.	55,570	1,959,954

		39,783,625

Railroads — 0.4%
Burlington Northern Santa Fe Corp.	14,300	1,082,653

Real Estate Investment Trusts — 1.1%
AMB Property Corp.(a)	29,700	695,574
Boston Properties, Inc.(a)	8,500	467,500
Camden Property Trust(a)	22,000	689,480
Duke Realty Corp.(a)	32,030	351,049
ProLogis(a)	24,715	343,291
Simon Property Group, Inc.(a)	5,500	292,215

		2,839,109

Steel Producers — 0.2%
Tenaris SA, ADR (Luxembourg)	31,500	660,870

Telecommunications — 1.4%
Quanta Services, Inc.*(a)	187,596	3,714,401

Utilities — 1.9%
Dynegy, Inc. (Class A Stock)*	1,069,700	2,139,400
Exelon Corp.	26,500	1,473,665
Reliant Energy, Inc.*	257,900	1,490,662

		5,103,727

TOTAL COMMON STOCKS
(cost $502,642,852)		257,801,979

WARRANT*	Units

Metals & Mining
Agnico-Eagle Mines Ltd. – Warrants expiring on 12/02/13 (Canada)
(cost $23,250)	4,650	74,977

TOTAL LONG-TERM INVESTMENTS(o)
(cost $502,666,102)		257,876,956

	Shares

SHORT-TERM INVESTMENT — 27.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $73,675,697; includes $59,417,841 of cash collateral for securities on loan)(b)(w) (Note 4)	73,675,697	73,675,697

TOTAL INVESTMENTS — 122.0%
(cost $576,341,799)		331,552,653
Liabilities in excess of other assets — (22.0)%		(59,865,426)

NET ASSETS — 100.0%		$271,687,227

The following abbreviations are used in Portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
W/I	When Issued
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $57,885,474; cash collateral of $59,417,841 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2008, 7 securities representing $10,607,419 and 3.9% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

		Investments	Other
		in	Financial
Valuation inputs		Securities	Instruments*

Level 1 –	Quoted Prices	$320,945,234	—
Level 2 –	Other Significant Observable Inputs	10,078,941	—
Level 3 –	Significant Unobservable Inputs	528,478	—

Total		$331,552,653	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in
Securities

Balance as of 12/31/07	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	235,528
Net purchases (sales)	292,950
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$528,478

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund
(21.9% represents investments purchased with collateral from securities on loan)	27.1%
Oil & Gas	16.9
Petroleum Exploration & Production	14.6
Metals & Mining	13.2
Integrated Petroleum	11.8
Exploration & Production	8.7
Chemicals	5.0
Energy Services	3.7
Machinery & Equipment	3.5
Commercial Services	3.5
Oil Field Equipment & Services	3.4
Construction	3.3
Utilities	1.9
Telecommunications	1.4
Paper & Forest Products	1.1
Real Estate Investment Trusts	1.1
Environmental Services	0.7
Gas Transmission & Distribution	0.5
Railroads	0.4
Steel Producers	0.2

122.0
Liabilities in excess of other assets	(22.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008
ASSETS:
Investments at value, including securities
on loan of $57,885,474:
Unaffiliated investments (cost $502,666,102)	$257,876,956
Affiliated investments (cost $73,675,697)	73,675,697
Cash	872,486
Foreign currency, at value (cost $16,857)	16,566
Dividends and interest receivable	297,119
Receivable for fund share sold	179,801
Tax reclaim receivable	83,994
Prepaid expenses	12,409

Total Assets	333,015,028

LIABILITIES:
Payable to broker for collateral for securities on loan	59,417,841
Payable for investments purchased	1,686,181
Advisory fees payable	119,691
Accrued expenses and other liabilities	67,849
Payable for fund share repurchased	34,792
Shareholder servicing fees payable	1,447

Total Liabilities	61,327,801

NET ASSETS	$271,687,227

Net assets were comprised of:
Paid-in capital	$399,846,876
Retained earnings	(128,159,649)

Net assets, December 31, 2008	$271,687,227

Net asset value and redemption price per share, $271,687,227 / 15,125,257 outstanding shares of beneficial interest	$17.96

STATEMENT OF OPERATIONS
Year Ended December 31, 2008
INVESTMENT INCOME
Unaffiliated dividend income (net of $819,264 foreign withholding tax)	$11,910,015
Affiliated income from securities lending, net	973,508
Affiliated dividend income	618,652

13,502,175

EXPENSES
Advisory fees	7,302,279
Shareholder servicing fees and expenses	642,579
Custodian and accounting fees	201,000
Trustees’ fees	22,000
Audit fee	19,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	12,000
Insurance expenses	11,000
Legal fees and expenses	10,000
Loan interest expense (Note 7)	7,273
Miscellaneous	11,603

Total expenses	8,257,734

NET INVESTMENT INCOME	5,244,441

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	112,971,920
Foreign currency transactions	(152,769)

112,819,151

Net change in unrealized appreciation (depreciation) on:
Investments	(502,346,918)
Foreign currencies	(8,018)

(502,354,936)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(389,535,785)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(384,291,344)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$5,244,441	$5,427,877
Net realized gainon investment and foreign currency transactions	112,819,151	83,873,178
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(502,354,936)	155,165,482

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(384,291,344)	244,466,537

DISTRIBUTIONS	(89,301,055)	(59,820,821)

FUND SHARE TRANSACTIONS:
Fund share sold [11,870,396 and 14,132,221 shares, respectively]	426,138,547	516,073,617
Fund share issuedin reinvestment of distributions [2,209,328 and 1,602,486 shares, respectively]	89,301,055	59,820,821
Fund share repurchased [26,097,413 and 8,696,289 shares, respectively]	(824,499,858)	(296,838,783)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(309,060,256)	279,055,655

TOTAL INCREASE (DECREASE) IN NET ASSETS	(782,652,655)	463,701,371
NET ASSETS:
Beginning of year	1,054,339,882	590,638,511

End of year	$271,687,227	$1,054,339,882

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST UBS DYNAMIC ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 86.8%
COMMON STOCKS — 86.2%		Value
	Shares	(Note 2)

Advertising — 0.5%
Interpublic Group of Cos., Inc. (The)*	342,000	$1,354,320
Omnicom Group, Inc.	106,600	2,869,672

		4,223,992

Aerospace & Defense — 0.5%
General Dynamics Corp.	25,300	1,457,027
United Technologies Corp.	54,800	2,937,280

		4,394,307

Airlines — 0.3%
Air France-KLM (France)	39,056	497,837
British Airways PLC (United Kingdom)	636,244	1,643,826
Qantas Airways Ltd. (Australia)	189,709	349,502

		2,491,165

Automobile Manufacturers — 0.5%
Bayerische Motoren Werke AG (Germany)	11,639	349,623
Daimler AG (Germany)	40,120	1,489,024
Honda Motor Co. Ltd. (Japan)	42,100	896,675
Toyota Motor Corp. (Japan)	43,400	1,434,731

		4,170,053

Automotive Parts — 1.1%
BorgWarner, Inc.	105,000	2,285,850
Johnson Controls, Inc.	146,000	2,651,360
PACCAR, Inc.	127,700	3,652,220
Tomkins PLC (United Kingdom)	323,609	572,282

		9,161,712

Automobile Retail
Lookers PLC (United Kingdom)	28,686	9,383

Banks — 0.2%
Capital One Financial Corp.	12,200	389,058
Northern Trust Corp.	30,100	1,569,414

		1,958,472

Beverages — 1.5%
Carlsberg A/S (Class B Stock) (Denmark)	13,759	440,034
Central European Distribution Corp.*	62,900	1,239,130
Constellation Brands, Inc. (Class A Stock)*	242,400	3,822,648
Diageo PLC (United Kingdom)	31,255	431,844
PepsiCo, Inc.	110,200	6,035,654

		11,969,310

Biotechnology — 0.6%
Amgen, Inc.*	80,100	4,625,775

Broadcasting — 0.8%
British Sky Broadcasting Group PLC (United Kingdom)	495,978	3,422,849
ITV PLC (United Kingdom)	1,089,821	622,840
News Corp. (Class A Stock)	294,800	2,679,732

		6,725,421

Building Materials — 0.8%
CRH PLC (Ireland)	132,788	3,294,782
Holcim Ltd. (Switzerland)	7,945	450,118
Martin Marietta Materials, Inc.	6,200	601,896
Masco Corp.	196,300	2,184,819

		6,531,615

Business Services — 0.6%
Accenture Ltd. (Class A Stock) (Bermuda)	31,600	1,036,164
Dun & Bradstreet Corp. (The)	37,600	2,902,720
LKQ Corp.*	95,200	1,110,032
Rentokil Initial PLC (United Kingdom)	140,184	88,682

		5,137,598

Cable Television — 0.9%
Comcast Corp. (Class A Stock)	445,200	7,514,976

Chemicals — 2.3%
Akzo Nobel NV (Netherlands)	19,822	811,175
Bayer AG (Germany)	24,265	1,401,461
Celanese Corp. (Class A Stock)	76,900	955,867
Ecolab, Inc.	124,500	4,376,175
Henkel KGaA (Germany)	126,385	3,968,636
Monsanto Co.	27,200	1,913,520
Praxair, Inc.	68,400	4,060,224
Shin-Etsu Chemical Co. Ltd. (Japan)	12,600	581,510
Yule Catto & Co. PLC (United Kingdom)	336,257	265,900

		18,334,468

Clothing & Apparel — 0.2%
Coach, Inc.*	80,500	1,671,985

Commercial Banks — 0.6%
Ashtead Group PLC (United Kingdom)	62,696	38,535
ASML Holding NV (Netherlands)	127,047	2,251,671
Bank of Ireland (Ireland)	250,188	290,043
Bank of Yokohama Ltd. (The) (Japan)	102,000	601,675
City National Corp.	27,500	1,339,250
UniCredit SpA (Italy)	76,724	186,104
Westpac Banking Corp. (Australia)	28,259	338,930

		5,046,208

Commercial Services — 0.3%
Adecco SA (Switzerland)	32,540	1,093,889
Quanta Services, Inc.*	84,100	1,665,180

		2,759,069

Computer Hardware — 1.0%
Affiliated Computer Services, Inc. (Class A Stock)*	18,800	863,860
Apple, Inc.*	74,500	6,358,575
Cie Generale de Geophysique-Veritas (France)*	58,882	867,597
Psion PLC (United Kingdom)	347,739	253,731

		8,343,763

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Computer Services & Software — 2.8%
Automatic Data Processing, Inc.	55,500	$2,183,370
Cognizant Technology Solutions Corp. (Class A Stock)*	131,400	2,373,084
Computacenter PLC (United Kingdom)	3,009	3,893
Concur Technologies, Inc.*	43,500	1,427,670
Data Domain, Inc.*	42,400	797,120
Fiserv, Inc.*	82,900	3,015,073
Intuit, Inc.*	107,700	2,562,183
LogicaCMG PLC (United Kingdom)	1,508,709	1,496,714
MICROS Systems, Inc.*	94,200	1,537,344
Nuance Communications, Inc.*	142,200	1,473,192
Red Hat, Inc.*	1,900	25,118
SanDisk Corp.*	81,800	785,280
Seagate Technology (Cayman Islands)	208,500	923,655
Solera Holdings, Inc.*	101,100	2,436,510
Teradata Corp.*	66,300	983,229
TietoEnator Oyj (Finland)	37,515	405,187

		22,428,622

Computers & Peripherals — 0.8%
Dell, Inc.*	140,600	1,439,744
Hewlett-Packard Co.	6,700	243,143
NCR Corp.*	160,900	2,275,126
NetApp, Inc.*	199,400	2,785,618

		6,743,631

Construction — 0.1%
Balfour Beatty PLC (United Kingdom)	176,384	834,966
Taylor Wimpey PLC (United Kingdom)	435,535	84,536

		919,502

Consumer Finance — 0.2%
JPMorgan Chase & Co.	41,000	1,292,730

Consumer Products & Services — 0.4%
Anite Group PLC (United Kingdom)	38,221	14,837
Galiform PLC (United Kingdom)	59,818	13,116
IMI PLC (United Kingdom)	224,157	875,802
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	33,000	1,021,680
Procter & Gamble Co.	17,400	1,075,668

		3,001,103

Containers & Packaging
British Polythene Industries (United Kingdom)	6,406	17,269
Gerresheimer AG (Germany)	11,452	310,417

		327,686

Diversified Financial Services — 2.1%
Bank of New York Mellon Corp. (The)	181,809	5,150,649
BlackRock, Inc.	8,700	1,167,105
Discover Financial Services	315,831	3,009,869
MasterCard, Inc. (Class A Stock)	28,400	4,059,212
Morgan Stanley	229,000	3,673,160

		17,059,995

Diversified Operations — 1.1%
General Electric Co.	561,700	9,099,540
Ordina NV (Netherlands)	6,749	26,831

		9,126,371

Education — 0.2%
Strayer Education, Inc.	8,700	1,865,367

Electric — 1.6%
American Electric Power Co., Inc.	94,400	3,141,632
Dynegy, Inc. (Class A Stock)*	176,500	353,000
Electricite de France (France)	24,695	1,424,579
Exelon Corp.	128,600	7,151,446
Pepco Holdings, Inc.	51,400	912,864

		12,983,521

Electronic Components & Equipment — 0.7%
Amphenol Corp. (Class A Stock)	107,500	2,577,850
Electrocomponents PLC (United Kingdom)	368,089	747,525
Funai Electric Co. Ltd. (Japan)	2,600	53,745
Keyence Corp. (Japan)	3,400	698,741
Nippon Electric Glass Co. Ltd. (Japan)	31,000	163,637
Panasonic Corp. (Japan)	15,000	184,383
Premier Farnell PLC (United Kingdom)	420,569	840,497
Waters Corp.*	9,000	329,850

		5,596,228

Entertainment — 0.1%
Ladbrokes PLC (United Kingdom)	17,329	46,093
Sankyo Co. Ltd. (Japan)	10,000	504,485

		550,578

Entertainment & Leisure — 0.7%
Carnival PLC (United Kingdom)	83,881	1,819,856
Entertainment Rights PLC (United Kingdom)*	201,252	1,967
Life Time Fitness, Inc.*	54,300	703,185
Nintendo Co. Ltd. (Japan)	600	229,291
WMS Industries, Inc.*	112,500	3,026,250

		5,780,549

Environmental Control — 0.4%
Republic Services, Inc.	70,325	1,743,357
Stericycle, Inc.*	29,100	1,515,528

		3,258,885

Environmental Services
Severn Trent PLC (United Kingdom)	12,973	223,451

Financial – Bank & Trust — 5.0%
Banco Bilbao Vizcaya Argentaria SA (Spain)	223,293	2,687,959
Banco Santander SA (Spain)	285,568	2,679,433

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
Barclays PLC (United Kingdom)	750,755	$1,655,800
BNP Paribas (France)	101,366	4,262,332
Canadian Imperial Bank of Commerce Canada (Canada)	21,100	873,227
DBS Group Holdings Ltd. (Singapore)	51,000	300,409
Deutsche Bank AG (Germany)	2,153	83,289
Deutsche Post AG (Germany)	48,552	803,801
Fifth Third Bancorp	304,700	2,516,822
HBOS PLC (United Kingdom)	1,107,457	1,098,652
HSBC Holdings PLC (United Kingdom)	219,195	2,086,280
IntercontinentalExchange, Inc.*	26,000	2,143,440
Intesa Sanpaolo SpA (Italy)	175,221	618,047
National Australia Bank Ltd. (Australia)	39,833	585,611
Royal Bank of Scotland Group PLC (United Kingdom)	884,638	628,314
Schwab, (Charles) Corp. (The)	27,500	444,675
Societe Generale (France)	64,344	3,219,883
Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	94,000	555,657
SunTrust Banks, Inc.	77,000	2,274,580
Toronto-Dominion Bank (Canada)	25,200	886,950
United Overseas Bank Ltd. (Singapore)	97,000	876,592
Wells Fargo & Co.	318,200	9,380,536

		40,662,289

Financial – Brokerage — 1.2%
Elan Corp. (Ireland)*	67,430	390,389
TD Ameritrade Holding Corp.*	219,700	3,130,725
Visa, Inc. (Class A Stock)	102,981	5,401,354
Waddell & Reed Financial, Inc. (Class A Stock)	45,400	701,884

		9,624,352

Financial Services — 1.1%
3i Group PLC (United Kingdom)	35,165	137,519
Cattles PLC (United Kingdom)	660,061	170,821
Citigroup, Inc.	55,800	374,418
CME Group, Inc.	12,900	2,684,619
Credit Suisse Group AG (Switzerland)	63,820	1,708,902
NASDAQ OMX Group (The)*	40,400	998,284
Power Financial Corp. (Canada)	16,600	321,377
Skandianaviska Enskilda Banken AB (Sweden)	53,000	407,154
Sumitomo Mitsui Financial Group, Inc. (Japan)	94	380,700
T. Rowe Price Group, Inc.	39,700	1,406,968

		8,590,762

Food — 2.1%
Associated British Foods PLC (United Kingdom)	250,941	2,633,774
Campbell Soup Co.	47,900	1,437,479
Nestle SA (Switzerland)	70,858	2,769,477
SYSCO Corp.	284,700	6,531,018
Unilever PLC (United Kingdom)	167,768	3,808,688
Uniq PLC (United Kingdom)*	178,872	10,673
Zetar PLC (United Kingdom)*	12,984	30,335

		17,221,444

Food & Beverage — 0.1%
Northern Foods PLC (United Kingdom)	555,479	453,229

Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	3,900	204,750
Metro AG (Germany)	61,022	2,423,407
Tesco PLC (United Kingdom)	452,610	2,342,668

		4,970,825

Gas Distribution — 0.5%
GDF Suez (France)	82,209	4,036,743

Gas Transmission & Distribution — 0.1%
NiSource, Inc.	92,200	1,011,434

Healthcare Equipment & Supplies — 0.7%
Alcon, Inc. (Switzerland)	22,000	1,962,180
Covidien Ltd. (Bermuda)	69,300	2,511,432
Hologic, Inc.*	64,600	844,322

		5,317,934

Healthcare Services — 1.9%
DaVita, Inc.*	57,100	2,830,447
Fresenius Medical Care AG & Co KGaA, ADR (Germany)	23,900	1,127,602
Genzyme Corp.*	98,200	6,517,534
Laboratory Corp. of America Holdings*	38,700	2,492,667
Pediatrix Medical Group, Inc.*	22,300	706,910
Psychiatric Solutions, Inc.*	56,600	1,576,310
Southern Cross Healthcare Ltd. (United Kingdom)	13,396	16,371
UnitedHealth Group, Inc.	12,300	327,180

		15,595,021

Hotels, Restaurants & Leisure — 2.0%
Burger King Holdings, Inc.	140,100	3,345,588
Carnival Corp. (Panama)	133,500	3,246,720
Darden Restaurants, Inc.	16,600	467,788
Gaylord Entertainment Co.*	50,800	550,672
International Game Technology	118,600	1,410,154
McDonald’s Corp.	31,700	1,971,423
Starbucks Corp.*	260,200	2,461,492
Starwood Hotels & Resorts Worldwide, Inc.	76,500	1,369,350
Wynn Resorts Ltd.*	27,000	1,141,020

		15,964,207

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Household Products — 0.6%
Colgate-Palmolive Co.	25,800	$1,768,332
Fortune Brands, Inc.	66,700	2,753,376

		4,521,708

Industrial Machinery — 0.6%
Siemens AG (Germany)	61,063	4,471,502

Industrial Products — 0.5%
Brixton PLC (United Kingdom)	346,893	658,345
EnergySolutions, Inc.	106,800	603,420
Harsco Corp.	37,800	1,046,304
Roper Industries, Inc.	23,600	1,024,476
Sumitomo Metal Industries Ltd. (Japan)	287,000	708,925

		4,041,470

Insurance — 3.7%
ACE Ltd. (Switzerland)	64,900	3,434,508
Aflac, Inc.	129,300	5,927,112
Allianz SE (Germany)	13,299	1,386,468
Aviva PLC (United Kingdom)	443,962	2,489,399
AXA SA (France)	115,923	2,553,239
Catlin Group Ltd. (Bermuda)	39,401	245,573
ING Groep NV, ADR (Netherlands)	17,316	176,433
Manulife Financial Corp. (Canada)	7,600	128,052
MetLife, Inc.	62,900	2,192,694
Mitsui Sumitomo Insurance Group Holdings, Inc. (Japan)	15,300	486,558
Muenchener Rueckversicherungs AG (Germany)	9,710	1,498,207
Principal Financial Group, Inc.	97,900	2,209,603
Prudential PLC (United Kingdom)	546,873	3,274,806
QBE Insurance Group Ltd. (Australia)	105,526	1,907,204
Resolution Ltd.*	148,150	234,303
Sampo Oyj (Class A Stock) (Finland)	83,116	1,529,686
Sompo Japan Insurance, Inc. (Japan)	74,000	547,947

		30,221,792

Insurance – Health Insurance — 0.2%
Aetna, Inc.	49,800	1,419,300

Internet — 0.5%
Amazon.com, Inc.*	79,000	4,051,120
Monitise PLC (United Kingdom)*	1,038,094	44,776

		4,095,896

Internet Services — 1.1%
F5 Networks, Inc.*	56,200	1,284,732
Google, Inc. (Class A Stock)*	15,800	4,860,870
Oracle Corp.*	72,500	1,285,425
Symantec Corp.*	112,200	1,516,944

		8,947,971

Iron / Steel
Outokumpu OYJ (Finland)	34,306	394,848

Machinery — 0.2%
SPX Corp.	32,000	1,297,600

Machinery & Equipment — 0.5%
Flowserve Corp.	18,100	932,150
Komatsu Ltd. (Japan)	40,800	520,466
Pall Corp.	71,300	2,027,059
Seadrill Ltd. (Bermuda)	61,950	487,489

		3,967,164

Manufacturing
Scapa Group PLC (United Kingdom)	196,913	46,714

Media — 0.1%
Ingenious Media Active Capital Ltd.*	182,207	98,238
STV Group PLC (United Kingdom)*	157,713	175,733
Time Warner, Inc.	29,800	299,788
Viacom, Inc. (Class B Stock)*	20,100	383,106

		956,865

Medical — 1.4%
Allergan, Inc.	279,200	11,257,344

Medical Supplies & Equipment — 3.0%
Bard (C.R.), Inc.	22,500	1,895,850
Baxter International, Inc.	58,600	3,140,374
Henry Schein, Inc.*	33,600	1,232,784
Immucor, Inc.*	69,700	1,852,626
Medtronic, Inc.	170,400	5,353,968
Nobel Biocare Holding AG (Switzerland)	43,878	883,043
Qiagen NV (Netherlands)*	94,000	1,650,640
Stryker Corp.	61,300	2,448,935
Thermo Fisher Scientific, Inc.*	68,100	2,320,167
Zimmer Holdings, Inc.*	90,600	3,662,052

		24,440,439

Metals & Mining — 1.1%
Anglo American PLC (United Kingdom)	52,241	1,161,195
ArcelorMittal (Luxembourg)	48,452	1,152,368
Arch Coal, Inc.	6,400	104,256
OZ Minerals Ltd. (Australia)	218,724	77,772
Peabody Energy Corp.	85,300	1,940,575
Precision Castparts Corp.	24,800	1,475,104
Rio Tinto PLC (United Kingdom)	86,256	1,847,820
Sumitomo Metal Mining Co. Ltd. (Japan)	36,000	385,113
Xstrata PLC (United Kingdom)	78,023	717,938

		8,862,141

Office Equipment — 0.2%
Canon, Inc. (Japan)	25,600	811,125
Ricoh Co. Ltd. (Japan)	54,000	692,103

		1,503,228

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas — 8.9%
Baker Hughes, Inc.	85,700	$2,748,399
BP PLC (United Kingdom)	1,890,280	14,295,390
Centrica PLC (United Kingdom)	441,224	1,687,427
Chevron Corp.	50,000	3,698,500
Complete Production Services, Inc.*	81,800	666,670
ENI SpA (Italy)	224,576	5,225,747
ENSCO International, Inc.	23,900	678,521
EOG Resources, Inc.	21,600	1,438,128
Halliburton Co.	211,400	3,843,252
Marathon Oil Corp.	74,400	2,035,584
National Oilwell Varco, Inc.*	20,800	508,352
Newfield Exploration Co.*	63,900	1,262,025
Norsk Hydro ASA (Norway)	309,464	1,228,646
Quicksilver Resources, Inc.*	76,000	423,320
Range Resources Corp.	27,400	942,286
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	373,118	9,259,150
Schlumberger Ltd. (Netherlands)	15,600	660,348
Sempra Energy	91,500	3,900,645
Southwestern Energy Co.*	105,000	3,041,850
Technip SA (France)	18,745	568,291
Total SA (France)	168,602	9,119,132
Tullow Oil PLC (United Kingdom)	87,472	829,407
Ultra Petroleum Corp. (Canada)*	50,700	1,749,657
Weatherford International Ltd.*	25,200	272,664
XTO Energy, Inc.	67,675	2,386,897

		72,470,288

Oil & Gas Equipment & Services — 0.1%
SBM Offshore N.V. (Netherlands)	19,130	248,605
Smith International, Inc.	19,200	439,488

		688,093

Oil & Gas Exploration/Production — 0.1%
Continental Resources, Inc.*	47,000	973,370

Oil, Gas & Consumable Fuels — 0.9%
Anadarko Petroleum Corp.	72,000	2,775,600
EnCana Corp.	3,800	175,333
Hess Corp.	35,100	1,882,764
Petroleum Geo-Services ASA (Norway)*	210,170	829,922
Sunoco, Inc.	33,800	1,468,948

		7,132,567

Paper & Forest Products — 0.1%
DS Smith PLC (United Kingdom)	52,056	56,694
Smurfit Kappa Group (Ireland)	49,544	124,996
Stora Enso Oyj (Class R Stock) (Finland)	82,460	632,721
UPM-Kymmene Oyj (Finland)	25,188	315,113

		1,129,524

Pharmaceuticals — 6.4%
Abbott Laboratories	53,400	2,849,958
AstraZeneca PLC (United Kingdom)	95,712	3,862,717
BioMarin Pharmaceutical, Inc.*	56,000	996,800
Celesio AG (Germany)	21,316	574,827
Cephalon, Inc.*	12,300	947,592
Elan Corp. PLC, ADR (Ireland)*	96,500	579,000
Express Scripts, Inc.*	75,100	4,128,998
GlaxoSmithKline PLC (United Kingdom)	473,696	8,748,185
Medco Health Solutions, Inc.*	143,900	6,030,849
Merck & Co., Inc.	7,100	215,840
Millipore Corp.*	30,000	1,545,600
Novartis AG (Switzerland)	79,950	3,958,627
Pharmaceutical Product Development, Inc.	36,100	1,047,261
Roche Holding AG (Switzerland)	62,638	9,563,278
Stada Arzneimittel AG (Germany)	28,112	801,079
Wyeth	160,100	6,005,351

		51,855,962

Printing & Publishing — 0.4%
Daily Mail & General Trust PLC (United Kingdom)	252,565	980,440
Reed Elsevier NV (Netherlands)	67,755	793,015
Reed Elsevier PLC (United Kingdom)	2	15
Wolters Kluwer NV (Netherlands)	60,549	1,139,607

		2,913,077

Real Estate — 0.1%
Leopalace21 Corp. (Japan)	17,000	172,252
Regus PLC (Luxembourg)	692,102	492,560

		664,812

Real Estate Investment Trusts — 0.4%
British Land Co. PLC (United Kingdom)	89,371	707,998
Capital & Regional PLC (United Kingdom)	195,262	131,947
Digital Realty Trust, Inc.	55,800	1,833,030
Land Securities Group PLC (United Kingdom)	16,156	213,933

		2,886,908

Registered Investment Companies — 0.1%
iShares Russell Midcap Growth Index Fund	14,500	454,140

Retail & Merchandising — 1.8%
Abercrombie & Fitch Co. (Class A Stock)	21,900	505,233
Aberdeen Asset Management PLC (United Kingdom)	236,439	406,229
DSG International PLC (United Kingdom)	1,643,696	413,565
Esprit Holdings Ltd. (Hong Kong)	89,900	512,287
HMV Group PLC (United Kingdom)	1,122,102	1,742,370
Home Depot, Inc.	64,300	1,480,186
Home Retail Group PLC (United Kingdom)	311,025	945,779

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Retail & Merchandising (cont’d.)
Industria de Diseno Textil SA (Spain)	25,422	$1,107,133
JC Penney Co., Inc.	100,100	1,971,970
Kesa Electricals PLC (United Kingdom)	264,024	334,998
Kingfisher PLC (United Kingdom)	359,738	698,239
Macy’s, Inc.	241,700	2,501,595
Marks & Spencer Group PLC (United Kingdom)	158,944	490,751
MSC Industrial Direct Co., Inc.	20,900	769,747
Target Corp.	16,500	569,745
Ted Baker PLC (United Kingdom)	8,413	40,249

		14,490,076

Semiconductors — 1.8%
Analog Devices, Inc.	179,400	3,412,188
ASML Holding NV (Netherlands)	39,200	708,344
Intel Corp.	570,000	8,356,200
Marvell Technology Group Ltd. (Bermuda)*	191,900	1,279,973
STMicroelectronics NV (Switzerland)	59,838	397,589
Xilinx, Inc.	9,800	174,636

		14,328,930

Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Corp. (Class A Stock)*	79,800	1,354,206
Micron Technology, Inc.*	151,900	401,016
Tessera Technologies, Inc.*	72,100	856,548

		2,611,770

Software — 1.3%
Adobe Systems, Inc.*	57,900	1,232,691
Microsoft Corp.	285,200	5,544,288
SAP AG (Germany)	14,976	525,430
VMware, Inc. (Class A Stock)*	138,361	3,277,772

		10,580,181

Specialty Retail — 0.2%
Sherwin-Williams Co. (The)	30,800	1,840,300

Steel Producers/Products — 0.1%
JFE Holdings, Inc. (Japan)	15,600	414,582

Telecommunications — 4.5%
American Tower Corp. (Class A Stock)*	104,600	3,066,872
AT&T, Inc.	156,400	4,457,400
BT Group PLC (United Kingdom)	563,975	1,096,278
Cisco Systems, Inc.*	239,000	3,895,700
France Telecom SA (France)	213,349	5,919,441
MetroPCS Communications, Inc.*	152,900	2,270,565
Nokia Oyj (Finland)	207,599	3,203,154
NTT DoCoMo, Inc. (Japan)	215	423,188
Phoenix IT Group PLC (United Kingdom)	9,174	22,753
Portugal Telecom SGPS SA (Portugal)	215,521	1,818,477
QUALCOMM, Inc.	143,900	5,155,937
SBA Communications Corp. (Class A Stock)*	112,100	1,829,472
SES SA, FDR (Luxembourg)	38,174	733,340
Telekom Austria AG (Austria)	154,368	2,210,162
Telenor ASA (Norway)	111,800	739,255

		36,841,994

Textiles, Apparel & Luxury Goods — 0.1%
Gildan Activewear, Inc.*	70,900	833,784

Tobacco — 0.2%
Japan Tobacco, Inc. (Japan)	248	821,461
Philip Morris International, Inc.	14,600	635,246

		1,456,707

Trading Companies & Distributors — 0.2%
ITOCHU Corp. (Japan)	36,000	181,623
Wolseley PLC (United Kingdom)	274,018	1,512,845

		1,694,468

Transportation — 2.5%
Burlington Northern Santa Fe Corp.	77,000	5,829,670
Central Japan Railway Co. (Japan)	35	303,543
CH Robinson Worldwide, Inc.	15,100	830,953
FedEx Corp.	95,600	6,132,740
Mitsui O.S.K. Lines Ltd. (Japan)	118,000	729,274
Ryder System, Inc.	53,300	2,066,974
TNT NV (Netherlands)	67,273	1,286,734
Union Pacific Corp.	58,600	2,801,080

		19,980,968

Utilities — 1.3%
CONSOL Energy, Inc.	14,200	405,836
E.ON AG (Germany)	79,676	3,149,827
FirstEnergy Corp.	2,100	102,018
Illinois Tool Works, Inc.	200,700	7,034,535
Leaf Clean Energy Co. (United Kingdom)*	31,032	43,055
Terna Rete Elettrica Nazionale Spa (Italy)	24,811	80,530

		10,815,801

Wireless Telecommunication Services — 1.5%
Sprint Nextel Corp.*	1,073,800	1,965,054
Telefonaktiebolaget LM Ericsson (Class B Stock) (Sweden)	7,400	55,026
Vodafone Group PLC (United Kingdom)	5,286,605	10,565,153

		12,585,233

TOTAL COMMON STOCKS
(cost $908,643,049)		699,765,248

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE BOND — 0.5%
Financial Services — 0.5%
Royal Bank of Scotland PLC, Sr. Unsec’d. Notes, MTN (United Kingdom) (cost $6,999,090) 6.11%	01/20/09	NR	$3,550	$4,081,686

	Units

RIGHTS* — 0.1%
Financial – Bank & Trust — 0.1%
DBS Group Holdings Ltd. expiring 1/20/09 (Singapore)	25,500	53,098
HBOS PLC, expiring 1/09/09 (United Kingdom)	1,444,363	—
Lloyds Banking Group PLC, expiring 1/09/09 (United Kingdom)	70,610	—
Lloyds TSB Group PLC, expiring 01/09/09 (United Kingdom)	162,435	294,262

TOTAL RIGHTS
(cost $692,431)		347,360

TOTAL LONG-TERM INVESTMENTS
(cost $916,334,570)		704,194,294

	Shares

SHORT-TERM INVESTMENT — 4.6%*
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $37,492,458)(w) (Note 4)	37,492,458	37,492,458

TOTAL INVESTMENTS(o) — 91.4%
(cost $953,827,028)		741,686,752
Other assets in excess of liabilities(x) — 8.6%		70,008,500

NET ASSETS — 100.0%		$811,695,252

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
FDR	Fiduciary Depositary Receipts
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
KRW	South Korean Won
MYR	Malaysian Ringgit
TWD	New Taiwanese Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.
(o)	As of December 31, 2008, 35 securities representing $22,566,480 and 2.8% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Other assets in excess of liabilities includes net unrealized appreciation on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swaps as follows:

Futures contracts open at December 31, 2008:
					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2008	(Depreciation)

Long Positions:
768	10 Year Australian Government Bond	Mar 09	$445,096,386	$446,562,106	$1,465,720
1,033	Amsterdam Exchange Index	Jan 09	70,741,976	70,747,720	5,744
541	Euro Bund	Mar 09	93,587,355	93,881,624	294,269
382	FTSE100 Index	Mar 09	23,451,979	24,110,822	658,843
2	IBEX 35 Index	Jan 09	254,907	253,350	(1,557)
820	MSCI Taiwan Index	Mar 09	14,472,570	14,300,800	(171,770)
307	Nikkei 225 Index	Mar 09	28,325,957	29,904,137	1,578,180
153	S&P MIB Index	Mar 09	20,615,788	20,653,083	37,295

					3,866,724

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Futures contracts open at December 31, 2008 (cont’d.):
					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2008	(Depreciation)

Short Positions:
523	10 Year Canadian Bond	Mar 09	$50,835,066	$53,702,292	$(2,867,226)
87	10 Year Japanese Government Bond	Mar 09	133,731,172	134,478,102	(746,930)
475	10 Year U.S. Treasury Notes	Mar 09	57,181,699	59,731,250	(2,549,551)
520	CAC 40 10 Euro	Jan 09	23,415,903	23,282,180	133,723
229	DAX Index	Mar 09	37,772,744	38,473,050	(700,306)
412	DJ EURO STOXX 50	Mar 09	13,865,054	14,031,137	(166,083)
810	FTSE/JSE Top 40 Index	Mar 09	17,298,184	17,402,953	(104,769)
117	Hang Seng Index	Jan 09	11,452,733	10,873,171	579,562
476	Long Gilt	Mar 09	80,065,582	84,499,188	(4,433,606)
163	MSCI Singapore Index ETS	Jan 09	4,966,898	4,950,810	16,088
405	OMX830 Index	Jan 09	3,406,078	3,375,021	31,057
573	SPI 200 Index	Mar 09	35,032,901	37,412,728	(2,379,827)
331	S&P 500 Index	Mar 09	72,859,923	74,483,275	(1,623,352)
1,855	S&P Mid 400 Index E-Mini	Mar 09	93,228,544	99,650,600	(6,422,056)
911	S&P/TSE 60 Index	Mar 09	75,764,795	79,683,904	(3,919,109)

					(25,152,385)

					$(21,285,661	)(1)

(1)	Cash of $60,209,937 has been segregated with the broker to cover requirements for open futures contracts at December 31, 2008.

Forward foreign currency exchange contracts outstanding at December 31, 2008:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

British Pound,
Expiring 06/02/09	GBP	15,040	$22,412,296	$21,583,890	$(828,406)
Canadian Dollar,
Expiring 06/02/09	CAD	11,715	9,189,100	9,506,034	316,934
Euro,
Expiring 06/02/09	EUR	21,515	27,366,982	29,769,402	2,402,420
Malaysian Ringgit,
Expiring 03/04/09	MYR	50,755	14,094,696	14,643,470	548,774
South Korean Won
Expiring 03/04/09	KWR	8,734,000	6,527,653	6,956,314	428,661
Swedish Krona,
Expiring 06/02/09	SEK	493,420	60,520,054	62,484,408	1,964,354
Taiwan Dollar,
Expiring 03/04/09	TWD	1,227,800	37,404,417	37,521,009	116,592

			$177,515,198	$182,464,527	$4,949,329

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008 (continued):

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 06/02/09	AUD	22,440	$14,305,386	$15,457,764	$(1,152,378)
British Pound,
Expiring 06/02/09	GBP	70,765	105,988,529	101,554,786	4,433,743
Canadian Dollar,
Expiring 06/02/09	CAD	45,700	35,805,506	37,102,588	(1,297,082)
Euro,
Expiring 06/02/09	EUR	159,140	200,955,192	220,263,068	(19,307,876)
Norwegian Krona,
Expiring 06/02/09	NOK	7,680	1,077,310	1,089,762	(12,452)
Singapore Dollar,
Expiring 06/02/09	SGD	3,685	2,418,296	2,553,265	(134,969)
Taiwan Dollar,
Expiring 03/04/09	TWD	451,700	13,435,455	13,803,747	(368,292)
Swiss Franc,
Expiring 06/02/09	CHF	8,065	6,659,235	7,606,015	(946,780)

			$380,644,909	$399,430,995	$(18,786,086)

Interest rate swap agreements outstanding at December 31, 2008:

			Notional			Unrealized
	Termination		Amount	Fixed	Floating	Appreciation
Counterparty	Date		(000)#	Rate	Rate	(Depreciation)

JPMorgan Chase Bank(2)	09/01/18	CHF	19,000	3.25%	6 month LIBOR	$(1,147,568)
JPMorgan Chase Bank(2)	04/01/38	GBP	5,000	4.69%	6 month LIBOR	(1,769,106)
Merrill Lynch & Co., Inc.(2)	09/06/37	GBP	5,000	5.01%	6 month LIBOR	(2,104,053)
Merrill Lynch & Co., Inc.(2)	04/01/38	GBP	32,000	4.69%	6 month LIBOR	(9,958,496)
Deutsche Bank AG(1)	08/05/38	GBP	10,000	3.88%	United Kingdom
					Retail Price Index	2,910,436
Deutsche Bank AG(1)	12/31/09	GBP	10,000	4.50%	United Kingdom
					Retail Price Index	(4,274,128)
Merrill Lynch & Co., Inc.(1)	07/27/37	GBP	14,000	3.34%	United Kingdom
					Retail Price Index	984,305
Merrill Lynch & Co., Inc.(1)	09/06/37	GBP	10,000	3.49%	United Kingdom
					Retail Price Index	1,307,855
Merrill Lynch & Co., Inc.(1)	04/30/38	GBP	5,000	3.74%	United Kingdom
					Retail Price Index	1,202,207
Deutsche Bank AG(2)	04/03/38	JPY	600,000	2.32%	6 month LIBOR	(994,601)
JPMorgan Chase Bank(2)	07/31/37	JPY	830,000	2.63%	6 month LIBOR	(2,022,012)
JPMorgan Chase Bank(2)	07/11/37	JPY	250,000	2.47%	6 month LIBOR	(510,543)

						$(16,375,704)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008:

		Notional				Upfront	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Fair	Premium	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	Value(4)	Received (Paid)	(Depreciation)

Credit default swaps on credit indices — Sell Protection(1)
JPMorgan Chase Bank	06/20/13	$11,000	5.00%	Dow Jones CDX
				HY-10 5Y Index	$(1,695,106)	$(737,245)	$(957,861)
JPMorgan Chase Bank	06/20/13	15,000	5.00%	Dow Jones CDX
				HY-10 5Y Index	(2,307,341)	(855,282)	(1,452,059)
JPMorgan Chase Bank	06/20/13	18,000	5.00%	Dow Jones CDX
				HY-10 5Y Index	(2,774,084)	(1,212,893)	(1,561,191)
JPMorgan Chase Bank	06/20/13	18,000	5.00%	Dow Jones CDX
				HY-10 5Y Index	(2,768,809)	(1,244,711)	(1,524,098)
Deutsche Bank AG	06/20/13	20,000	5.00%	Dow Jones CDX
				HY-10 5Y Index	(3,076,455)	(578,472)	(2,497,983)
Merrill Lynch & Co., Inc.	06/20/13	24,000	5.00%	Dow Jones CDX
				HY-10 5Y Index	(3,691,746)	(392,277)	(3,299,469)
JPMorgan Chase Bank	12/20/13	16,000	5.00%	Dow Jones CDX
				HY-11 5Y Index	(3,191,478)	(2,541,816)	(649,662)
Deutsche Bank AG	12/20/12	10,500	3.75%	Dow Jones CDX
				HY-9 Index	(3,055,017)	(334,849)	(2,720,168)
JPMorgan Chase Bank	12/20/13	46,000	3.75%	Dow Jones CDX
				HY-9 Index	(13,383,882)	(4,198,562)	(9,185,320)
Merrill Lynch & Co., Inc.	06/20/13	8,000	1.55%	Dow Jones CDX
				NA IG 10 5Y	(197,740)	203,759	(401,499)
JPMorgan Chase Bank	06/20/13	25,000	1.55%	Dow Jones CDX
				NA IG 10 5Y	(619,845)	104,594	(724,439)
JPMorgan Chase Bank	06/20/13	30,000	1.55%	Dow Jones CDX
				NA IG 10 5Y	(741,524)	341,571	(1,083,095)
JPMorgan Chase Bank	06/20/13	45,000	1.55%	Dow Jones CDX
				NA IG 10 5Y	(1,112,286)	355,067	(1,467,353)
JPMorgan Chase Bank	06/20/13 EUR	5,000	6.50%	iTraxx Europe	(862,108)	576,135	(1,438,243)
JPMorgan Chase Bank	06/20/13 EUR	7,000	6.50%	iTraxx Europe	(1,206,952)	386,738	(1,593,690)
Deutsche Bank AG	06/20/13 EUR	8,000	6.50%	iTraxx Europe	(1,379,374)	202,678	(1,582,052)
JPMorgan Chase Bank	06/20/13 EUR	17,000	6.50%	iTraxx Europe	(2,938,740)	695,417	(3,634,157)
Deutsche Bank AG	06/20/13 EUR	50,000	6.50%	iTraxx Europe	(8,621,086)	3,057,168	(11,678,254)

							$(47,450,593)

The Portfolio entered into credit default swaps as the protection seller on credit indices to take an active short position with respect to the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008 (continued):

		Notional
	Termination	Amount	Fixed	Reference Entity/	Unrealized
Counterparty	Date	(000)#(3)	Rate	Obligation	Appreciation

Buy Protection(2)
Deutsche Bank AG	06/20/12	$21,000	1.25%	Dow Jones CDX EM 7	$3,211,641

(1)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The fair value of credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other
	in	Financial
Valuation inputs	Securities	Instruments*

Level 1 – Quoted Prices	$719,120,272	$(21,285,661)
Level 2 – Other Significant Observable Inputs	18,026,322	(73,087,721)
Level 3 – Significant Unobservable Inputs	4,540,158	(1,363,692)

Total	$741,686,752	$(95,737,074)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments	Other
	in	Financial
	Securities	Instruments*

Balance as of 12/31/07	—	—
Accrued discounts/premiums	$(2,204)	$1,381
Realized gain (loss)	(104,422)	—
Change in unrealized appreciation (depreciation)	(3,352,570)	(1,224,975)
Net purchases (sales)	7,784,746	(140,098)
Transfers in and/or out of Level 3	214,608	—

Balance as of 12/31/08	$4,540,158	$(1,363,692)

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Oil & Gas	8.9%
Pharmaceuticals	6.4
Financial – Bank & Trust	5.1
Affiliated Money Market Mutual Fund	4.6
Telecommunications	4.5
Insurance	3.7
Medical Supplies & Equipment	3.0
Computer Services & Software	2.8
Transportation	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)
Chemicals	2.3%
Food	2.1
Diversified Financial Services	2.1
Hotels, Restaurants & Leisure	2.0
Healthcare Services	1.9
Retail & Merchandising	1.8
Semiconductors	1.8
Electric	1.6
Financial Services	1.6
Wireless Telecommunication Services	1.5
Beverages	1.5
Medical	1.4
Utilities	1.3
Software	1.3
Financial – Brokerage	1.2
Automotive Parts	1.1
Diversified Operations	1.1
Internet Services	1.1
Metals & Mining	1.1
Computer Hardware	1.0
Cable Television	0.9
Oil, Gas& Consumable Fuels	0.9
Computers & Peripherals	0.8
Broadcasting	0.8
Building Materials	0.8
Entertainment & Leisure	0.7
Electronic Components & Equipment	0.7
Healthcare Equipment & Supplies	0.7
Business Services	0.6
Commercial Banks	0.6
Food & Staples Retailing	0.6
Biotechnology	0.6
Household Products	0.6
Industrial Machinery	0.6
Aerospace & Defense	0.5
Advertising	0.5
Automobile Manufacturers	0.5
Internet	0.5
Industrial Products	0.5
Gas Distribution	0.5
Machinery & Equipment	0.5
Environmental Control	0.4
Consumer Products & Services	0.4
Printing& Publishing	0.4
Real Estate Investment Trusts	0.4
Commercial Services	0.3
Semiconductors & Semiconductor Equipment	0.3
Airlines	0.3
Banks	0.2
Education	0.2
Specialty Retail	0.2
Trading Companies & Distributors	0.2
Clothing & Apparel	0.2
Office Equipment	0.2
Tobacco	0.2
Insurance – Health Insurance	0.2
Machinery	0.2
Consumer Finance	0.2
Paper & Forest Products	0.1
Gas Transmission & Distribution	0.1
Oil & Gas Exploration/Production	0.1
Media	0.1
Construction	0.1
Textiles, Apparel & Luxury Goods	0.1
Oil & Gas Equipment & Services	0.1
Real Estate	0.1
Entertainment	0.1
Registered Investment Companies	0.1
Food & Beverage	0.1
Steel Producers/Products	0.1

91.4
Other assets in excess of liabilities	8.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $916,334,570)	$704,194,294
Affiliated investments (cost $37,492,458)	37,492,458
Cash	65,461,530
Deposit with broker	82,510,000
Foreign currency, at value (cost $28,999,173)	29,598,933
Unrealized appreciation on foreign currency forward contracts	10,211,478
Unrealized appreciation on swap agreements	9,616,444
Dividends and interest receivable	1,417,608
Receivable for fund share sold	544,326
Receivable for investments sold	44 3,165
Tax reclaim receivable	395,870
Prepaid expenses	8,168

Total Assets	941,894,274

LIABILITIES:
Unrealized depreciation on swap agreements	70,231,100
Unrealized depreciation on foreign currency forward contracts	24,048,235
Payable for investments purchased	23,649,958
Payments received for swap agreements	6,625,602
Due to broker-variation margin	5,188,732
Advisory fees payable	339,813
Accrued expenses and other liabilities	105,646
Payable for fund share repurchased	5,818
Shareholder servicing fees payable	4,118

Total Liabilities	130,199,022

NET ASSETS	$811,695,252

Net assets were comprised of:
Paid-in capital	$1,094,017,246
Retained earnings	(282,321,994)

Net assets, December 31, 2008	$811,695,252

Net asset value and redemption price per share, $811,695,252 / 74,721,031 outstanding shares of beneficial interest	$10.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $883,898 foreign withholding tax)	$16,648,020
Affiliated dividend income	1,246,075
Unaffiliated interest income	842,048

18,736,143

EXPENSES
Advisory fees	7,595,430
Shareholder servicing fees and expenses	635,653
Custodian and accounting fees	304,000
Audit fee	36,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	16,000
Shareholders’ reports	11,000
Legal fees and expenses	8,000
Loan interest expense (Note 7)	7,739
Insurance expenses	6,000
Miscellaneous	24,758

Total expenses	8,663,580

NET INVESTMENT INCOME	10,072,563

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(181,574,304)
Futures transactions	153,577,766
Swap agreement transactions	14,822,549
Foreign currency transactions	98,419,064

85,245,075

Net change in unrealized appreciation (depreciation) on:
Investments	(202,586,929)
Futures	(15,452,053)
Swap agreements	(55,969,577)
Foreign currencies	(16,578,804)

(290,587,363)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(205,342,288)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(195,269,725)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2008	December 31, 2007

OPERATIONS:
Net investment income	$10,072,563	$2,434,918
Net realized gain on investment and foreign currency transactions	85,245,075	33,484,380
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(290,587,363)	(38,077,627)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(195,269,725)	(2,158,329)

DISTRIBUTIONS	(35,919,298)	(3,259,694)

FUND SHARE TRANSACTIONS:
Fund share sold [91,881,529 and 21,739,286 shares, respectively]	1,184,702,466	308,454,909
Fund share issued in reinvestment of distributions [2,621,847 and 232,172 shares, respectively]	35,919,298	3,259,694
Fund share repurchased [51,527,461 and 3,954,342 shares, respectively]	(614,789,150)	(55,467,607)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	605,832,614	256,246,996

TOTAL INCREASE IN NET ASSETS	374,643,591	250,828,973
NET ASSETS:
Beginning of year	437,051,661	186,222,688

End of year	$811,695,252	$437,051,661

SEE NOTES TO FINANCIAL STATEMENTS.

A308

NOTES TO THE FINANCIAL STATEMENTS OF
ADVANCED SERIES TRUST

1. General

Advanced Series Trust (formerly known as American Skandia Trust) (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2008 issued 55 classes of shares of beneficial interest (collectively the “Portfolios”). The information presented in these financial statements pertains to forty-five Portfolios: Academic Strategies Asset Allocation Portfolio, Advanced Strategies Portfolio, Aggressive Asset Allocation Portfolio, AllianceBernstein Core Value Portfolio, AllianceBernstein Growth & Income Portfolio, American Century Income & Growth Portfolio, Balanced Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, CLS Growth Asset Allocation Portfolio, CLS Moderate Asset Allocation Portfolio, Cohen & Steers Realty Portfolio, DeAM Large-Cap Value Portfolio, Federated Aggressive Growth Portfolio, First Trust Balanced Target Portfolio, First Trust Capital Appreciation Target Portfolio, Focus Four Plus Portfolio, Global Real Estate Portfolio, Goldman Sachs Concentrated Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio, Goldman Sachs Small-Cap Value Portfolio, Horizon Growth Asset Allocation Portfolio, Horizon Moderate Asset Allocation Portfolio, International Growth Portfolio, International Value Portfolio, JPMorgan International Equity Portfolio, Large-Cap Value Portfolio, Marsico Capital Growth Portfolio, MFS Global Equity Portfolio, MFS Growth Portfolio, Mid-Cap Value Portfolio, Money Market Portfolio, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Small-Cap Growth Portfolio, Neuberger Berman/LSV Mid-Cap Value Portfolio, Niemann Capital Growth Asset Allocation Portfolio, Parametric Emerging Markets Equity Portfolio, Preservation Asset Allocation Portfolio, QMA US Equity Alpha Portfolio, Schroders Multi Asset World Strategies Portfolio, Small-Cap Growth Portfolio, Small-Cap Value Portfolio, T. Rowe Price Asset Allocation Portfolio, T. Rowe Price Large-Cap Growth Portfolio, T. Rowe Price Natural Resources Portfolio, and UBS Dynamic Alpha Portfolio.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”), formerly known as the AST Balanced Asset Allocation Portfolio: To seek long-term capital appreciation.

AST Advanced Strategies Portfolio (“Advanced Strategies”): Highest level of absolute return. The Portfolio invests its assets in a diversified allocation of domestic and international equity securities and domestic and international fixed-income securities.

AST Aggressive Asset Allocation Portfolio (“Aggressive Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests 100% of its assets in underlying mutual funds that invest primarily in equity securities.

AST AllianceBernstein Core Value Portfolio (“AllianceBernstein Core Value”): Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

AST AllianceBernstein Growth & Income Portfolio (“AllianceBernstein Growth & Income”): Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

AST American Century Income & Growth Portfolio (“American Century Income & Growth”): Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

B1

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”), formerly known as AST Conservative Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 65% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 35% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 80% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 20% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST CLS Growth Asset Allocation Portfolio (“CLS Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST CLS Moderate Asset Allocation Portfolio (“CLS Moderate Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 50% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 50% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”): Maximize total return by investing primarily in equity securities of real estate companies.

AST DeAM Large-Cap Value Portfolio (“DeAM Large-Cap Value”): Maximum capital growth by investing in equity securities of large capitalization companies included in the Russell 1000 Value Index.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”): Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, Nasdaq stock exchange and the over-the-counter-market.

AST First Trust Balanced Target Portfolio (“First Trust Balanced Target”): Long-Term capital growth balanced by current income. The Portfolio invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities.

AST First Trust Capital Appreciation Target Portfolio (“First Trust Capital Appreciation”): Long-Term capital growth. The Portfolio invests approximately 80% of its assets in equity securities and approximately 20% of its assets in fixed-income securities.

AST Focus Four Plus Portfolio (“Focus Four Plus”): To seek long-term capital growth. AST Global Real Estate (“Global Real Estate”): To seek capital appreciation and income.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”): Capital growth by investing primarily in equity securities.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”): Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

AST Horizon Growth Asset Allocation Portfolio (“Horizon Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

B2

AST Horizon Moderate Asset Allocation Portfolio (“Horizon Moderate Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 50% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 50% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST International Growth Portfolio (“International Growth”): Long-term capital growth by investing primarily in equity securities of foreign companies.

AST International Value Portfolio (“International Value”): Capital growth by investing primarily in equity securities of foreign companies represented in the MSCI EAFE Index.

AST JPMorgan International Equity Portfolio (“JPMorgan International Equity”): Capital growth by investing primarily in equity securities of foreign companies.

AST Large-Cap Value Portfolio (“Large-Cap Value”): Current income and long-term growth of income, as well as capital appreciation by investing, under normal circumstances, at least 80% of its assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”): Capital growth by investing primarily in common stocks with the majority of the portfolio’s assets in large capitalization stocks.

AST MFS Global Equity Portfolio (“MFS Global Equity”): Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

AST MFS Growth Portfolio (“MFS Growth”): Long-term capital growth and future income by investing primarily in common stocks and related securities.

AST Mid-Cap Value Portfolio (“Mid-Cap Value”): Capital growth by investing in readily marketable equity securities.

AST Money Market Portfolio (“Money Market”): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Neuberger Berman Small-Cap Growth Portfolio (“Neuberger Berman Small-Cap Growth”): Maximize capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”) formerly AST Neuberger Berman Mid-Cap Value Portfolio: Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Niemann Capital Growth Asset Allocation Portfolio (“Niemann Capital Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”): To seek long-term capital appreciation.

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 35% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 65% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”), formerly known as AST AllianceBernstein Managed Index 500 Portfolio: Long-term capital growth by investing primarily in equity and equity-related securities of U.S. issuers.

B3

AST Schroders Multi Asset World Strategies Portfolio (“Schroders Multi Asset World Strategies”), formerly known as AST American Century Strategic Allocation Portfolio: To seek long-term capital appreciation.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”): Capital growth by investing in common stocks of small capitalization companies.

AST Small-Cap Value Portfolio (“Small-Cap Value”): Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”): A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”): Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

AST UBS Dynamic Alpha Portfolio (“UBS Dynamic Alpha”): Maximize total return by investing in multiple asset classes on a global basis utilizing sophisticated asset allocation and currency management techniques.

2. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Money Market uses amortized cost to value securities. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value.

B4

Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the Money Market Portfolio, which is limited to 10% of net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Portfolios (except for Money Market) may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an over the counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

B5

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

Short Sales: Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may also sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statements of Operations as net realized gain or loss on short sales.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements: The Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as a recourse in the event of default or bankruptcy/insolvency of either party.

Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period.

B6

Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”)for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Portfolio as a seller of protection could be required to pay under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Some Portfolios may enter into total return swaps to manage their exposure to a security, commodity or an index. In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equit y, index or bond, and in return pay a fixed amount.

These swap agreements involve, to varying degrees, elements of credit risk, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. The swaps are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region. Certain Portfolios have entered into over-the-counter derivative agreements. Such agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty to early terminate the contract(s) may impact the amounts reported on financial statements. As of December 31, 2008, Advanced Strategies has met conditions under such agreements that give the counterparty the right to call for an early termination. However, as of the date of issuance of these financial statements no notice of early termination was received.

B7

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of government supervision and regulation of foreign securities markets.

Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans: The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Portfolios’ Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Portfolios’ Securities Lending Agent utilized collateral held on behalf of the Portfolios for securities out on loan to compensate the Portfolios for the failure of Lehman to return the securities. Any excess collateral was returned to Lehman.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Distributions: Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B8

3. Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

AllianceBernstein L.P. for AllianceBernstein Core Value and AllianceBernstein Growth & Income;

American Century Investment Management, Inc. for American Century Income & Growth;

Clear Bridge Advisors for a portion of Small-Cap Value;

CLS Investment Firm, LLC for CLS Growth Asset Allocation and CLS Moderate Asset Allocation;

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

Credit Suisse Securities (USA) LLC for a portion of Academic Strategies;

Deutsche Asset Management, Inc. for DeAM Large-Cap Value;

Dreman Value Management for a portion of Small-Cap Value and a portion of Large-Cap Value;

Eagle Asset Management, Inc. for Small-Cap Growth;

Earnest Partners LLC, for a portion of Mid-Cap Value;

Eaton Vance Management for a portion of Large-Cap Value, effective December 13, 2008;

Federated Equity Management Company of Pennsylvania and Federated MDTA LLC for Federated Aggressive Growth through December 12, 2008;

First Trust Advisors L.P. for First Trust Balanced Target, First Trust Capital Appreciation Target and Focus Four Plus;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value and Goldman Sachs Mid-Cap Growth;

Horizon Investments, LLC for Horizon Growth Asset Allocation and Horizon Moderate Asset Allocation;

Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

Jennison Associates LLC for a portion of Academic Strategies;

J.P. Morgan Investment Management, Inc. for JPMorgan International Equity, a portion of Small-Cap Value and a portion of Large-Cap Value through December 12, 2008;

Lee Munder Investments Ltd. for a portion of Small-Cap Value;

LSV Asset Management for portion of International Value, a portion of Advanced Strategies and effective July 21, 2008 a portion of Neuberger Berman/LSV Mid-Cap Value;

Marsico Capital Management LLC for Marsico Capital Growth and a portion of Advanced Strategies and a portion of International Growth;

Massachusetts Financial Services Company for MFS Global Equity and MFS Growth;

Mellon Capital Management Corp. for a portion of Academic Strategies;

Neuberger Berman Management, Inc. for a portion Neuberger Berman/LSV Mid-Cap Value, Neuberger Berman Mid-Cap Growth, Neuberger Berman Small-Cap Growth and for a portion of Small-Cap Growth through April 14, 2008;

Niemann Capital Management, Inc. for Niemann Capital Growth Asset Allocation;

Pacific Investment Management Company LLC for a portion of Advanced Strategies and a portion of Academic Strategies;

Parametric Portfolio Associates LLC for Parametric Emerging Markets Equity;

B9

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies, Academic Strategies and manages the Aggressive Asset Allocation, Capital Growth Asset Allocation, Balanced Asset Allocation, and Preservation Asset Allocation. Effective July 21, 2008, Quantitative Management Associates provides certain sub-advisory services to the portfolios.

Prudential Bache Asset Management for a portion of Academic Strategies;

Prudential Investment Management, Inc. (“PIM”), for Money Market and Global Real Estate;

Quantitative Management Associates LLC for QMA US Equity Alpha and a portion of Academic Strategies;

Schroders Investment Management North America Ltd. for Schroders Multi Asset World Strategies;

Thornburg Investment Management, Inc. for a portion of International Value;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation, T. Rowe Price Large-Cap Growth, T. Rowe Price Natural Resources and a portion of Advanced Strategies;

UBS Global Asset Management (Americas), Inc. for UBS Dynamic Alpha;

WEDGE Capital Management, LLP, for a portion Mid-Cap Value;

William Blair & Company, LLC for a portion of International Growth and a portion of Advanced Strategies.

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, computed daily and payable monthly, based on the annual rates specified below, of the value of each Portfolio’s average daily net assets. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

		Effective
	Advisory	Advisory	Expense
	Fees	Fees	Limitations

Academic Strategies*	0.72%	0.34%	0.80%
Advanced Strategies	0.85%	0.85%	N/A
Aggressive Asset Allocation	0.15%	0.15%	N/A
AllianceBernstein Core Value	0.75%	0.75%	N/A
AllianceBernstein Growth & Income	0.75%	0.75%	N/A
American Century Income & Growth	0.75%	0.72%	—	†
Balanced Asset Allocation	0.15%	0.15%	N/A
Capital Growth Asset Allocation	0.15%	0.15%	N/A
CLS Growth Asset Allocation	0.30%††	0.21%	—	†
CLS Moderate Asset Allocation	0.30%††	0.25%	—	†
Cohen & Steers Realty	1.00%	0.90%	—	†
DeAM Large-Cap Value	0.85%	0.85%	N/A
Federated Aggressive Growth	0.95%	0.95%	N/A
First Trust Balanced Target	0.85%	0.85%	N/A
First Trust Capital Appreciation Target	0.85%	0.85%	N/A
Focus Four Plus**	0.85%	0.60%	N/A
Global Real Estate	1.00%	1.00%	N/A
Goldman Sachs Concentrated Growth	0.90%	0.82%	—	†
Goldman Sachs Mid-Cap Growth	1.00%	0.99%	—	†
Goldman Sachs Small-Cap Value	0.95%	0.95%	N/A
Horizon Growth Asset Allocation	0.30%††	0.06%	—	†
Horizon Moderate Asset Allocation	0.30%††	0.13%	—	†
International Growth	1.00%	1.00%	—	†
International Value	1.00%	1.00%	—	†
JPMorgan International Equity	1.00% first $75 million;	0.84%	1.01%
	0.85% in excess of $75 million
Large-Cap Value	0.75%	0.74%	—	†
Marsico Capital Growth	0.90%	0.90%	—	†
MFS Global Equity	1.00%	0.96%	—	†

B10

		Effective
	Advisory	Advisory	Expense
	Fees	Fees	Limitations

MFS Growth	0.90%	0.90%	—	†
Mid-Cap Value	0.95%	0.95%	—	†
Money Market	0.50%	0.47%	0.56%
Neuberger Berman Mid-Cap Growth	0.90% first $1 billion;	0.90%	1.25%
	0.85% in excess of $1 billion
Neuberger Berman Small-Cap Growth	0.95%	0.95%	N/A
Neuberger Berman/LSV Mid-Cap Value	0.90% first $1 billion;	0.90%	—	†
	0.85% in excess of $1 billion
Niemann Capital Growth Asset Allocation	0.30%††	0.12%	—	†
Parametric Emerging Markets Equity	1.10%	1.10%
Preservation Asset Allocation	0.15%	0.15%	N/A
QMA US Equity Alpha***	1.00%	0.86%	N/A
Schroders Multi Asset World Strategies****	1.10%	0.95%	N/A
Small-Cap Growth	0.90%	0.90%	N/A
Small-Cap Value	0.90%	0.90%	N/A
T. Rowe Price Asset Allocation	0.85%	0.85%	—	†
T. Rowe Price Large-Cap Growth	0.90% first $1 billion;	0.88%	N/A
	0.85% in excess of $1 billion
T. Rowe Price Natural Resources	0.90%	0.90%	—	†
UBS Dynamic Alpha Portfolio	1.00%	1.00%	N/A

*
Includes effective fee relating to its repositioning from Balanced Asset Allocation Portfolio to Academic Strategies Asset Allocation Portfolio. The Co-Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

**
The Investment Managers have contractually agreed to waive their investment management fees on Portfolio assets invested in the AST Western Asset Core Plus Bond Portfolio. Under normal circumstances, the Portfolio invests approximately 25% of its assets in the AST Western Asset Core Plus Bond Portfolio.

***	Includes effective fee relating to the Portfolio prior to its repositioning from AllianceBernstein Managed Index 500 Portfolio to QMA US Equity Alpha Portfolio.

****	Includes effective fee relating to the Portfolio prior to its repositioning from American Century Strategic Allocation Portfolio to Schroders Multi Asset World Strategies Portfolio.

†	Expense limitations are as noted in table below.

			In Excess
	First $100	Next $100	of $200
	million	Million	million

CLS Growth Asset Allocation	0.40%	0.35%	0.30%
CLS Moderate Asset Allocation	0.40%	0.35%	0.30%

			In Excess
	First $250	Next $500	of $750
	million	million	million

Horizon Growth Asset Allocation	0.40%	0.35%	0.30%
Horizon Moderate Asset Allocation	0.40%	0.35%	0.30%
Niemann Capital Growth Asset Allocation	0.40%	0.35%	0.30%

B11

	January 1, 2008 –
	June 30, 2008	Effective July 1, 2008
	Expense Limitations	Expense Limitations

American Century Income & Growth	N/A	0.87%
Cohen & Steers Realty	1.45%	0.97%
Goldman Sachs Concentrated Growth	0.86%	N/A
Goldman Sachs Mid-Cap Growth	1.12%	N/A
International Growth	1.75%	N/A
International Value	1.50%	N/A
Large-Cap Value	1.20%	0.84%
Marsico Capital Growth	1.35%	N/A
MFS Global Equity	1.18%	N/A
MFS Growth	1.35%	N/A
Mid-Cap Value	1.45%	N/A
Neuberger Berman/LSV Mid-Cap Value	1.25%	N/A
T. Rowe Price Asset Allocation	1.05%	N/A
T. Rowe Price Natural Resources	1.35%	N/A

††	The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

			In Excess
	First $100	Next $100	of $200
	million	million	Million

CLS Growth Asset Allocation	0.00%	0.05%	0.10%
CLS Moderate Asset Allocation	0.00%	0.05%	0.10%

			In Excess
	First $250	Next $500	of $750
	Million	Million	Million

Horizon Growth Asset Allocation	0.00%	0.05%	0.10%
Horizon Moderate Asset Allocation	0.00%	0.05%	0.10%
Niemann Capital Growth Asset Allocation	0.00%	0.05%	0.10%

4. Other Transactions with Affiliates

The Trust, excluding Aggressive Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, CLS Growth Asset Allocation Portfolio, CLS Moderate Asset Allocation Portfolio, Horizon Growth Asset Allocation Portfolio, Horizon Moderate Asset Allocation Portfolio, Niemann Capital Growth Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio, has entered into an agreement with Prudential Annuities Life Assurance Corporation (“PALAC”) pursuant to which the Portfolios pay PALAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager had contractually agreed to waive 0.03% of the shareholder servicing fee through June 30, 2008. Based on the approval of the Board of Trustees, effective July 1, 2008, the Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on average daily net assets of up to $500 million (no waiver), 0.09% on average daily net assets of the next $250 million (0.01% waiver), 0.08% on average daily net assets of the next $250 million (0.02% waiver), and 0.07% on average daily net assets in excess of $1 billion (0.03% waiver).

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

B12

PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2008, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM

Advanced Strategies	$458,146
AllianceBernstein Core Value	104,226
AllianceBernstein Growth & Income	696,690
American Century Income & Growth	84,200
DeAM Large-Cap Value	238,412
Federated Aggressive Growth	924,385
First Trust Balanced Target	1,376,036
First Trust Capital Appreciation Target	1,066,866
Goldman Sachs Concentrated Growth	171,511
Goldman Sachs Mid-Cap Growth	331,383
Goldman Sachs Small-Cap Value	164,967
International Growth	164,858
JPMorgan International Equity	13,248
Large-Cap Value	878,716
Marsico Capital Growth	1,831,126
MFS Global Equity	16,952
MFS Growth	171,184
Mid-Cap Value	133,062
Neuberger Berman Mid-Cap Growth	513,631
Neuberger Berman Small-Cap Growth	245,432
Neuberger Berman/LSV Mid-Cap Value	615,640
QMA US Equity Alpha	23,612
Schroders Multi Asset World Strategies	54,199
Small-Cap Growth	315,366
Small-Cap Value	1,009,438
T. Rowe Price Asset Allocation	360,548
T. Rowe Price Large-Cap Growth	811,948
T. Rowe Price Natural Resources	415,921
For the year ended December 31, 2008, Wachovia Securities LLC, an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Portfolios as follows:

Portfolio	Wachovia Securities

Advanced Strategies	$5,640
Small-Cap Growth	2,960
Small-Cap Value	4,352

5. Portfolio Securities
The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2008 were as follows:

	Cost of	Proceeds
	Purchases	from Sales

Academic Strategies	$5,719,025,401	$6,779,145,348
Advanced Strategies	3,741,843,608	3,753,457,321
Aggressive Asset Allocation	248,150,300	502,845,963
AllianceBernstein Core Value	57,760,247	174,201,649
AllianceBernstein Growth & Income	4,245,430,062	5,428,591,653
American Century Income & Growth	132,079,170	202,236,821
Balanced Asset Allocation	1,845,866,271	1,477,875,352
Capital Growth Asset Allocation	3,762,478,139	5,100,304,172
CLS Growth Asset Allocation	231,691,160	137,704,888
CLS Moderate Asset Allocation	306,540,196	139,952,848
Cohen & Steers Realty	452,372,151	379,580,210

B13

	Cost of	Proceeds
	Purchases	From Sale

DeAM Large-Cap Value	$1,430,908,536	$981,903,427
Federated Aggressive Growth	511,664,332	748,907,082
First Trust Balanced Target	1,297,425,504	1,442,892,088
First Trust Capital Appreciation Target	1,870,077,608	2,016,803,517
Focus Four Plus	63,765,975	18,537,874
Global Real Estate	432,034,549	142,558,948
Goldman Sachs Concentrated Growth	227,461,589	354,591,597
Goldman Sachs Mid-Cap Growth	203,872,535	319,154,191
Goldman Sachs Small-Cap Value	77,713,804	101,372,313
Horizon Growth Asset Allocation	134,652,270	69,327,244
Horizon Moderate Asset Allocation	2,392,656	69,134,628
International Growth	1,789,661,433	2,352,358,462
International Value	488,106,342	813,965,137
JPMorgan International Equity	55,830,775	219,961,537
Large-Cap Value	2,447,607,823	2,707,382,055
Marsico Capital Growth	2,304,675,887	4,178,609,541
MFS Global Equity	39,383,666	102,015,800
MFS Growth	2,838,587,635	2,385,051,084
Mid-Cap Value	104,975,811	112,447,945
Neuberger Berman Mid-Cap Growth	354,071,784	575,395,845
Neuberger Berman Small-Cap Growth	304,643,478	354,301,200
Neuberger Berman/LSV Mid-Cap Value	645,486,493	994,384,737
Niemann Capital Growth Asset Allocation	208,996,562	139,910,710
Parametric Emerging Markets Equity	432,354,798	100,778,353
Preservation Asset Allocation	1,579,096,119	657,951,997
QMA US Equity Alpha	746,845,291	777,093,747
Schroders Multi Asset World Strategies	408,084,161	389,902,245
Small-Cap Growth	231,989,535	190,011,198
Small-Cap Value	523,941,388	797,558,653
T. Rowe Price Asset Allocation	842,033,932	780,147,770
T. Rowe Price Large-Cap Growth	1,076,842,527	1,916,357,416
T. Rowe Price Natural Resources	360,204,361	724,356,575
UBS Dynamic Alpha	1,357,326,913	638,175,379

Written options transactions, during the year ended December 31, 2008, were as follows:

	Advanced Strategies		Academic Strategies

	Number of		Number of
	Contracts/Swaps		Contracts/Swaps
	Notional Amount	Premium	Notional Amount	Premium

Balance at beginning of year	244,100,000	$4,726,796		$—
Written options	650,950,000	5,536,270	2,121,037,240	24,027,736
Expired options	(193,982,000)	(1,440,399)	(1,159,200,000)	(2,743,029)
Closed options	(554,568,000)	(8,054,686)	(588,437,240)	(17,934,608)
				–

Balance at end of year	146,500,000	$767,981	373,400,000	$3,350,099

6. Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

B14

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provisions for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Line of Credit

The Portfolios (excluding Money Market Portfolio), along with other affiliated registered investment companies, are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Portfolios renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Portfolios pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Portfolios paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

			Number
	Average Advances		of Days	Outstanding
	Outstanding	Average	Advances	Borrowings at
	During the	Interest	Outstanding	December 31,
Portfolio	Period	Rate	During the Period	2008

Academic Strategies	$6,091,565	1.70%	23	—
Advanced Strategies	16,086,744	1.86%	50	—
Aggressive Asset Allocation	1,904,261	1.89%	23	—
AllianceBernstein Core Value	3,313,937	3.39%	119	—
AllianceBernstein Growth & Income	19,451,227	2.82%	58	—
American Century Income & Growth	2,332,798	3.17%	63	—
Balanced Asset Allocation	6,146,667	1.75%	12	—
Capital Growth Asset Allocation	29,126,607	2.10%	5	—
CLS Growth Asset Allocation	2,526,731	1.85%	54	—
CLS Moderate Asset Allocation	3,259,420	1.66%	35	—
Cohen & Steers Realty	5,118,888	2.81%	56	—
DeAM Large-Cap Value	7,892,154	4.43%	13	—
Federated Aggressive Growth	7,481,691	2.74%	145	—
First Trust Balanced Target	18,771,006	2.50%	71	—
First Trust Capital Appreciation Target	29,934,706	2.64%	94	—
Focus Four Plus	203,000	1.56%	1	—
Global Real Estate	5,761,768	2.09%	52	—
Goldman Sachs Concentrated Growth	1,948,050	2.65%	20	—
Goldman Sachs Mid-Cap Growth	3,661,155	2.77%	84	—
Goldman Sachs Small-Cap Value	1,643,563	2.31%	16	—
Horizon Growth Asset Allocation	1,673,594	1.89%	40	—
Horizon Moderate Asset Allocation	1,718,980	1.73%	36	—
International Growth	20,772,143	3.31%	51	—
International Value	11,257,902	3.06%	114	—
JPMorgan International Equity	4,515,932	3.50%	95	—
Large-Cap Value	6,609,754	2.53%	88	—
Marsico Capital Growth	55,055,467	2.07%	37	—
MFS Global Equity	2,342,597	3.10%	91	—
Mid-Cap Value	2,057,347	3.36%	27	—
Neuberger Berman Mid-Cap Growth	6,760,673	2.73%	77	—

B15

			Number
	Average Advances		of Days	Outstanding
	Outstanding	Average	Advances	Borrowings at
	During the	Interest	Outstanding	December 31,
Portfolio	Period	Rate	During the Period	2008

Neuberger Berman Small-Cap Growth	$1,550,024	3.43%	55	—
Neuberger Berman/LSV Mid-Cap Value	5,950,128	2.89%	62	—
Niemann Capital Growth Asset Allocation	1,902,742	1.95%	48	—
Parametric Emerging Markets Equity	4,699,409	1.95%	68	—
QMA US Equity Alpha	4,059,214	3.59%	70	—
Small-Cap Growth	1,625,068	1.98%	22	—
Small-Cap Value	7,653,000	2.99%	78	—
T. Rowe Price Asset Allocation	18,037,564	2.14%	34	—
T. Rowe Price Large-Cap Growth	8,541,465	2.26%	54	—
T. Rowe Price Natural Resources	7,737,500	4.23%	8	—
UBS Dynamic Alpha	11,072,787	1.48%	17	—

8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. Ownership

As of December 31, 2008, more than 99% of each Portfolio was owned of record by Prudential Annuities Life Assurance Corporation (“PALAC”) on behalf of the owners of the variable insurance products issued by PALAC.

10. Reorganization

On December 20, 2007, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolios from the Prudential Series Funds (PSF) for shares of the acquiring portfolios and the assumption of the liabilities of the portfolios.

Shareholders approved the Plan at a meeting on March 5, 2008 and the reorganizations took place on May 2, 2008.

The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolios	Shares	Acquiring Portfolios	Shares	Value

PSF SP AIM Core		AST Marsico Capital
Equity Portfolio	4,062,530	Growth Portfolio	1,607,930	$35,171,110
PSF SP Large Cap		AST Large Cap
Value Portfolio	70,736,801	Value Portfolio	44,346,533	807,345,995
PSF SP Small Cap		AST Small Cap
Growth Portfolio	13,200,079	Growth Portfolio	5,834,818	96,569,827
PSF SP T. Rowe Price		AST T. Rowe Price
Large Cap Growth		Large Cap Growth
Portfolio	9,474,669	Portfolio	6,240,850	70,412,430

B16

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized Appreciation	Acquiring
Merged Portfolios	Net Assets	(Depreciation)	Portfolios	Net Assets

PSF SP AIM Core			AST Marsico Capital
Equity Portfolio	$35,171,110	$2,800,770	Growth Portfolio	$4,887,419,248
PSF SP Large Cap			AST Large Cap
Value Portfolio	807,345,995	29,960,537	Value Portfolio	2,138,039,513
PSF SP Small Cap			AST Small Cap
Growth Portfolio	96,569,827	12,690,087	Growth Portfolio	142,618,055
PSF SP T. Rowe Price			AST T. Rowe Price
Large Cap Growth			Large Cap Growth
Portfolio	70,412,430	10,450,409	Portfolio	2,021,644,864

On April 21, 2008, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio.

Shareholders approved the Plan at a meeting on July 1, 2008 and the reorganization took place on July 18, 2008. The acquisition was accomplished by a tax-free exchange of the following shares:

		Acquiring
Merged Portfolio	Shares	Portfolio	Shares	Value

AST DeAM Small-Cap		AST Small-Cap
Value Portfolio	6,618,831	Value Portfolio	4,784,506	$54,447,677

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

		Unrealized Appreciation	Acquiring
Merged Portfolio	Net Assets	(Depreciation)	Portfolio	Net Assets

AST DeAM Small-Cap			AST Small-Cap
Value Portfolio	$54,447,677	$(5,743,905)	Value Portfolio	$720,741,870

11. New Accounting Pronouncements

In March 2008, Financial Accounting Standards Board (“FASB”) released “Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

B17

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio

	Year Ended				December 5, 2005(f)
	December 31,				through
					December 31,
	2008(g)		2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.18		$11.18	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.14	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.92)		0.93	1.05	0.04

Total from investment operations	(3.73)		1.07	1.14	0.04

Less Distributions:	(0.56)		(0.07)	—	—

Net Asset Value, end of period	$7.89		$12.18	$11.18	$10.04

Total Return(a)	(31.89)%		9.59%	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,623.3		$5,135.0	$3,005.3	$216.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.38	%(h)	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.40	%(h)	0.16%	0.17%	0.58	%(d)
Net investment income (loss)	1.85%		1.15%	0.85%	(0.20	)%(d)
Portfolio turnover rate	158%		28%	22%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.
(h)	Includes dividend expense on securities sold short of 0.01%.

	AST Advanced Strategies Portfolio

	Year Ended				March 20, 2006(e)
	December 31,				through
					December 31,
	2008		2007		2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.76		$10.80		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.28		0.17		0.09
Net realized and unrealized gain (loss) on investments	(3.67)		0.85		0.71

Total from investment operations	(3.39)		1.02		0.80

Less Distributions:	(0.41)		(0.06)		—

Net Asset Value, end of period	$7.96		$11.76		$10.80

Total Return(a)	(29.74)%		9.41%		8.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$950.8		$1,538.6		$651.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.05	%(f)	1.00	%(f)	1.09	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.05	%(f)	1.00	%(f)	1.09	%(d)
Net investment income	2.65%		2.55%		2.39	%(d)
Portfolio turnover rate	423%		310%		212	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Includes interest expense of 0.01% and 0.03% for the years ended December 31, 2007 and 2008, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.
C1

Financial Highlights

	AST Aggressive Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.60	$11.55	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.05	0.02	—	(e)
Net realized and unrealized gain (loss) on investments	(4.95)	1.09	1.52	0.01

Total from investment operations	(4.86)	1.14	1.54	0.01

Less Distributions:	(1.27)	(0.09)	—	—

Net Asset Value, end of period	$6.47	$12.60	$11.55	$10.01

Total Return(a)	(42.33)%	9.84%	15.38%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$135.3	$573.2	$378.1	$36.4
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.20%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.20%	0.18%	0.20%	2.41	%(d)
Net investment income (loss)	0.86%	0.48%	0.33%	(0.20	)%(d)
Portfolio turnover rate	77%	41%	35%	3	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

	AST AllianceBernstein Core Value Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.57	$13.95	$12.45	$12.25	$11.17

Income (Loss) From Investment Operations:
Net investment income	0.24	0.27	0.19	0.18	0.12
Net realized and unrealized gain (loss) on investments	(4.97)	(0.77)	2.32	0.47	1.38

Total from investment operations	(4.73)	(0.50)	2.51	0.65	1.50

Dividends from net investment income	—	—	—	(0.15)	(0.15)
Distributions from net realized gains	—	—	—	(0.30)	(0.27)
Distributions	(1.54)	(0.88)	(1.01)	—	—

Total dividends and distributions	(1.54)	(0.88)	(1.01)	(0.45)	(0.42)

Net Asset Value, end of year	$6.30	$12.57	$13.95	$12.45	$12.25

Total Return(a)	(41.88)%	(3.56)%	21.34%	5.51%	13.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$140.2	$386.3	$459.1	$290.2	$287.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.91%	0.86%	0.89%	0.94%	1.04	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91%	0.86%	0.89%	0.94%	1.04	%(c)
Net investment income	2.45%	1.91%	1.80%	1.43%	1.48%
Portfolio turnover rate	23%	23%	23%	29%	33%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C2

Financial Highlights

	AST AllianceBernstein Growth & Income Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.62	$23.50	$20.21	$19.52	$17.71

Income (Loss) From Investment Operations:
Net investment income	0.27	0.31	0.27	0.19	0.24
Net realized and unrealized gain (loss) on investments	(9.11)	0.86	3.22	0.73	1.70

Total from investment operations	(8.84)	1.17	3.49	0.92	1.94

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.23)	(0.13)
Distributions	(2.34)	(1.05)	(0.20)	—	—

Total dividends and distributions	(2.34)	(1.05)	(0.20)	(0.23)	(0.13)

Net Asset Value, end of year	$12.44	$23.62	$23.50	$20.21	$19.52

Total Return(a)	(40.69)%	4.99%	17.27%	4.77%	11.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,092.3	$3,480.3	$3,005.9	$2,802.7	$2,152.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.84%	0.85%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.86%	0.88%	0.93	%(c)
Net investment income	1.44%	1.28%	1.22%	1.09%	1.36%
Portfolio turnover rate	188%	82%	63%	70%	50%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST American Century Income & Growth Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.39		$15.71	$13.68	$13.30	$11.95

Income (Loss) From Investment Operations:
Net investment income	0.29		0.30	0.26	0.25	0.21
Net realized and unrealized gain (loss) on investments	(5.56)		(0.32)	2.02	0.35	1.28

Total from investment operations	(5.27)		(0.02)	2.28	0.60	1.49

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.22)	(0.14)
Distributions	(0.27)		(0.30)	(0.25)	—	—

Total dividends and distributions	(0.27)		(0.30)	(0.25)	(0.22)	(0.14)

Net Asset Value, end of year	$9.85		$15.39	$15.71	$13.68	$13.30

Total Return(a)	(34.74)%		(0.11)%	16.86%	4.63%	12.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$143.9		$307.2	$385.0	$393.3	$453.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.88	%(d)	0.86%	0.90%	0.93%	0.99	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91	%(d)	0.86%	0.90%	0.93%	0.99	%(c)
Net investment income	1.72%		1.29%	1.61%	1.64%	1.86%
Portfolio turnover rate	61%		55%	63%	70%	99%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes 0.01% of loan interest expense.

SEE NOTES TO FINANCIAL STATEMENTS.
C3

Financial Highlights

	AST Balanced Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.06	$11.08	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.17	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.56)	0.87	0.95	0.04

Total from investment operations	(3.35)	1.04	1.04	0.04

Less Distributions:	(0.48)	(0.06)	—	—

Net Asset Value, end of period	$8.23	$12.06	$11.08	$10.04

Total Return(a)	(28.76)%	9.36%	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,344.7	$1,622.2	$785.2	$51.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	2.02	%(d)
Net investment income (loss)	1.98%	1.48%	0.90%	(0.20	)%(d)
Portfolio turnover rate	90%	32%	32%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.

	AST Capital Growth Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.44	$11.36	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.08	0.04	—	(e)
Net realized and unrealized gain (loss) on investments	(4.32)	1.06	1.30	0.02

Total from investment operations	(4.13)	1.14	1.34	0.02

Less Distributions:	(0.72)	(0.06)	—	—

Net Asset Value, end of period	$7.59	$12.44	$11.36	$10.02

Total Return(a)	(34.94)%	10.02%	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,045.4	$6,815.7	$3,805.6	$245.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.54	%(d)
Net investment income (loss)	1.51%	0.93%	0.57%	(0.20	)%(d)
Portfolio turnover rate	74%	33%	21%	1	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.
C4

Financial Highlights

	AST CLS Growth Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.53		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.06		0.10
Net realized and unrealized gain (loss) on investments	(4.12)		1.43

Total from investment operations	(4.06)		1.53

Less Distributions:	(0.03)		—

Net Asset Value, end of period	$7.44		$11.53

Total Return(a)	(35.30)%		15.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$73.3		$13.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.53	%(d)(g)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.50	%(g)	5.73	%(d)(g)
Net investment income	1.57%		7.84	%(d)
Portfolio turnover rate	219%		80	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest of 0.01% and 0.13% for the year ended December 31, 2008 and the period from November 19, 2007 through December 31, 2007, respectively.

	AST CLS Moderate Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.06		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.01		0.11
Net realized and unrealized loss on investments	(2.78)		(0.05)

Total from investment operations	(2.77)		0.06

Less Distributions:	(0.01)		—

Net Asset Value, end of period	$7.28		$10.06

Total Return(a)	(27.56)%		0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$141.0		$7.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.40	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.46%		8.31	%(d)
Net investment income	1.53%		9.31	%(d)
Portfolio turnover rate	178%		19	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes 0.01% of loan interest expense.

SEE NOTES TO FINANCIAL STATEMENTS.
C5

Financial Highlights

	AST Cohen & Steers Realty Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.12	$20.86	$17.78	$17.17	$12.91

Income (Loss) From Investment Operations:
Net investment income	0.17	0.49	0.48	0.59	0.41
Net realized and unrealized gain (loss) on investments	(1.83)	(4.61)	5.54	1.58	4.36

Total from investment operations	(1.66)	(4.12)	6.02	2.17	4.77

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.26)	(0.32)
Distributions from net realized gains	—	—	—	(1.30)	(0.19)
Distributions	(6.69)	(4.62)	(2.94)	—	—

Total dividends and distributions	(6.69)	(4.62)	(2.94)	(1.56)	(0.51)

Net Asset Value, end of year	$3.77	$12.12	$20.86	$17.78	$17.17

Total Return(a)	(35.05)%	(19.90)%	36.73%	14.82%	37.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$223.8	$271.6	$563.0	$410.3	$423.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.12%	1.13%	1.09%	1.12	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.18%	1.23	%(c)
Net investment income	2.62%	2.46%	2.73%	3.27%	3.49%
Portfolio turnover rate	142%	54%	36%	32%	32%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST DeAM Large-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.56	$13.56	$12.50	$11.54	$9.85

Income (Loss) From Investment Operations:
Net investment income	0.12	0.25	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	(4.22)	(0.09)	2.40	0.93	1.67

Total from investment operations	(4.10)	0.16	2.53	1.07	1.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.11)	(0.09)
Distributions	(1.82)	(1.16)	(1.47)	—	—

Total dividends and distributions	(1.82)	(1.16)	(1.47)	(0.11)	(0.09)

Net Asset Value, end of year	$6.64	$12.56	$13.56	$12.50	$11.54

Total Return(a)	(37.30)%	1.18%	21.73%	9.33%	18.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$577.9	$309.6	$349.5	$174.1	$191.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99%	0.96%	1.00%	1.01%	0.99	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99%	0.96%	1.00%	1.07%	1.11	%(c)
Net investment income	2.15%	1.52%	1.53%	1.20%	1.24%
Portfolio turnover rate	254%	218%	167%	233%	189%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.
C6

Financial Highlights

	AST Federated Aggressive Growth Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.55	$11.49	$10.46	$10.41	$8.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	(0.01)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain on investments	(4.40)	1.28	1.39	0.90	2.03

Total from investment operations	(4.39)	1.27	1.34	0.86	1.96

Less Dividends and Distributions:
Distributions from net realized gains	—	—	—	(0.81)	(0.16)
Distributions	(1.88)	(1.21)	(0.31)	—	—

Total dividends and distributions	(1.88)	(1.21)	(0.31)	(0.81)	(0.16)

Net Asset Value, end of year	$5.28	$11.55	$11.49	$10.46	$10.41

Total Return(a)	(44.04)%	11.12%	12.91%	9.44%	23.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$213.5	$743.6	$643.9	$554.0	$347.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Net investment income (loss)	0.12%	(0.07)%	(0.43)%	(0.66)%	(0.88)%
Portfolio turnover rate	109%	115%	58%	39%	81%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST First Trust Balanced Target Portfolio

	Year Ended		March 20, 2006(e)
	December 31,		through
			December 31,
	2008(f)	2007(f)	2006(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.59	$10.72	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.35	0.31	0.23
Net realized and unrealized gain (loss) on investments	(4.24)	0.61	0.49

Total from investment operations	(3.89)	0.92	0.72

Less Distributions:	(0.37)	(0.05)	—

Net Asset Value, end of period	$7.33	$11.59	$10.72

Total Return(a)	(34.49)%	8.56%	7.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$690.4	$1,339.8	$525.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.06	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.06	%(d)
Net investment income	3.58%	2.70%	2.87	%(d)
Portfolio turnover rate	119%	38%	5	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.
C7

Financial Highlights

	AST First Trust Capital Appreciation Target Portfolio

	Year Ended		March 20, 2006(e)
	December 31,		through
			December 31,
	2008	2007(f)	2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.80	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.24	0.19	0.06
Net realized and unrealized gain (loss) on investments	(4.96)	1.02	0.56

Total from investment operations	(4.72)	1.21	0.62

Less Distributions:	(0.22)	(0.03)	—

Net Asset Value, end of period	$6.86	$11.80	$10.62

Total Return(a)	(40.71)%	11.42%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$788.0	$1,676.8	$577.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Net investment income	2.08%	1.68%	1.71	%(d)
Portfolio turnover rate	134%	47%	6	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.

	AST Focus Four Plus Portfolio

	July 21, 2008(e)
	through
	December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.02
Net realized and unrealized loss on investments	(2.49)

Total from investment operations	(2.47)

Net Asset Value, end of period	$7.53

Total Return(a)	(24.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$39.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.69	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.93	%(d)
Net investment income	0.56	%(d)
Portfolio turnover rate	82	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.
C8

Financial Highlights

	AST Global Real Estate Portfolio

	May 1, 2008(e)
	through
	December 31, 2008

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.13
Net realized and unrealized loss on investments	(4.90)

Total from investment operations	(4.77)

Net Asset Value, end of period	$5.23

Total Return(a)	(47.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$166.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.27	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.27	%(d)
Net investment income	2.79	%(d)
Portfolio turnover rate	66	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.

	AST Goldman Sachs Concentrated Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$27.86	$24.44	$22.22	$21.62	$20.85

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	0.03	(0.01)	— (d)	0.10
Net realized and unrealized gain (loss) on investments	(11.18)	3.39	2.23	0.71	0.67

Total from investment operations	(11.20)	3.42	2.22	0.71	0.77

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.11)	—
Distributions	(0.04)	—	—	—	—

Total dividends and distributions	(0.04)	—	—	(0.11)	—

Net Asset Value, end of year	$16.62	$27.86	$24.44	$22.22	$21.62

Total Return(a)	(40.27)%	13.99%	9.99%	3.32%	3.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$260.5	$590.4	$644.7	$755.1	$968.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.93%	0.86%	0.92%	0.97%	1.04	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.06%	1.11	%(c)
Net investment income (loss)	(0.07)%	0.11%	(0.04)%	(0.01)%	0.43%
Portfolio turnover rate	53%	46%	39%	40%	18%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.
C9

Financial Highlights

	AST Goldman Sachs Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$5.86	$4.91	$4.62	$4.41	$3.79

Income (Loss) From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.94)	0.98	0.32	0.23	0.64

Total from investment operations	(1.98)	0.95	0.29	0.21	0.62

Less Distributions:	(0.99)	—	—	—	—

Net Asset Value, end of year	$2.89	$5.86	$4.91	$4.62	$4.441

Total Return(a)	(40.79)%	19.35%	6.28%	4.76%	16.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$107.7	$324.1	$316.3	$394.8	$276.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.16%	1.12%	1.12%	1.12%	1.20	%(c)
Expenses Before Advisory Fee Waivers	1.16%	1.12%	1.15%	1.18%	1.32	%(c)
Net investment loss	(0.15)%	(0.38)%	(0.54)%	(0.62)%	(0.48)%
Portfolio turnover rate	96%	81%	67%	71%	54%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Goldman Sachs Small-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.72	$18.18	$18.53	$21.45	$18.12

Income (Loss) From Investment Operations:
Net investment income	0.12	0.17	0.09	0.09	0.11
Net realized and unrealized gain (loss) on investments	(2.47)	(1.18)	2.83	0.64	3.50

Total from investment operations	(2.35)	(1.01)	2.92	0.73	3.61

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.07)	(0.04)
Distributions from net realized gains	—	—	—	(3.58)	(0.24)
Distributions	(2.75)	(5.45)	(3.27)	—	—

Total dividends and distributions	(2.75)	(5.45)	(3.27)	(3.65)	(0.28)

Net Asset Value, end of year	$6.62	$11.72	$18.18	$18.53	$21.45

Total Return(a)	(26.64)%	(5.12)%	17.24%	4.98%	20.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$85.4	$149.0	$226.2	$258.8	$323.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.15%	1.08%	1.13%	1.17%	1.22	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.15%	1.08%	1.13%	1.17%	1.22	%(c)
Net investment income	1.09%	0.88%	0.46%	0.45%	0.48%
Portfolio turnover rate	67%	48%	59%	48%	61%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.
C10

Financial Highlights

	AST Horizon Growth Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.21		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.04		0.10
Net realized and unrealized gain (loss) on investments	(3.17)		0.11

Total from investment operations	(3.13)		0.21

Less Distributions:	(0.01)		—

Net Asset Value, end of period	$7.07		$10.21

Total Return(a)	(30.70)%		2.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$54.5		$4.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.40	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.65	%(g)	15.01	%(d)
Net investment income	1.90%		8.82	%(d)
Portfolio turnover rate	204%		20	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest expense of 0.01%.

	AST Horizon Moderate Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008(f)		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.20		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.14		0.15
Net realized and unrealized gain (loss) on investments	(2.61)		0.05

Total from investment operations	(2.47)		0.20

Less Distributions:	(0.01)		—

Net Asset Value, end of period	$7.72		$10.20

Total Return(a)	(24.27)%		2.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$100.1		$2.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.40	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.58	%(g)	27.13	%(d)
Net investment income	1.60%		12.80	%(d)
Portfolio turnover rate	145%		5	%(c)
(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST International Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.26	$16.55	$13.85	$12.01	$10.44

Income (Loss) From Investment Operations:
Net investment income	0.19	0.18	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments	(8.15)	2.95	2.80	1.90	1.62

Total from investment operations	(7.96)	3.13	2.88	1.97	1.68

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.13)	(0.11)
Distributions	(2.69)	(1.42)	(0.18)	—	—

Total dividends and distributions	(2.69)	(1.42)	(0.18)	(0.13)	(0.11)

Net Asset Value, end of year	$7.61	$18.26	$16.55	$13.85	$12.01

Total Return(a)	(50.23)%	19.05%	20.97%	16.56%	16.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,003.9	$2,773.4	$2,280.5	$1,811.2	$1,342.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.16%	1.11%	1.10%	1.08%	1.15	%(c)
Expenses Before Advisory Fee Waivers	1.16%	1.11%	1.15%	1.18%	1.26	%(c)
Net investment income	1.30%	0.97%	0.55%	0.48%	0.31%
Portfolio turnover rate	102%	85%	111%	82%	94%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST International Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$21.99	$18.84	$14.92	$13.31	$11.15

Income (Loss) From Investment Operations:
Net investment income	0.47	0.30	0.16	0.23	0.13
Net realized and unrealized gain (loss) on investments	(9.47)	3.05	3.91	1.57	2.19

Total from investment operations	(9.00)	3.35	4.07	1.80	2.32

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.19)	(0.16)
Distributions	(1.80)	(0.20)	(0.15)	—	—

Total dividends and distributions	(1.80)	(0.20)	(0.15)	(0.19)	(0.16)

Net Asset Value, end of year	$11.19	$21.99	$18.84	$14.92	$13.31

Total Return(a)	(44.00)%	17.81%	27.45%	13.71%	21.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$657.5	$1,536.3	$1,038.6	$258.6	$193.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.13%	1.22	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.26%	1.37	%(c)
Net investment income	2.20%	1.70%	2.03%	2.11%	1.08%
Portfolio turnover rate	50%	46%	108%	30%	242%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST JPMorgan International Equity Portfolio

	Year Ended December 31,

	2008(d)		2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$26.28		$24.37	$20.10	$18.31	$15.81

Income (Loss) From Investment Operations:
Net investment income	0.59		0.39	0.36	0.24	0.22
Net realized and unrealized gain (loss) on investments	(11.25)		1.92	4.18	1.75	2.46

Total from investment operations	(10.66)		2.31	4.54	1.99	2.68

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.20)	(0.18)
Distributions	(0.55)		(0.40)	(0.27)	—	—

Total dividends and distributions	(0.55)		(0.40)	(0.27)	(0.20)	(0.18)

Net Asset Value, end of year	$15.07		$26.28	$24.37	$20.10	$18.31

Total Return(a)	(41.34)%		9.49%	22.79%	11.01%	17.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$168.1		$498.0	$524.2	$469.4	$379.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02	%(e)	1.00%	1.02%	1.07%	1.13	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.07	%(e)	1.00%	1.03%	1.07%	1.13	%(c)
Net investment income	2.71%		1.50%	1.54%	1.41%	1.34%
Portfolio turnover rate	18%		16%	16%	7%	91%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense of 0.01%.

	AST Large-Cap Value Portfolio

	Year Ended December 31,

	2008(d)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.77		$20.16	$17.57	$16.66	$14.66

Income (Loss) From Investment Operations:
Net investment income	0.35		0.34	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	(7.75)		(0.94)	2.99	0.85	2.05

Total from investment operations	(7.40)		(0.60)	3.17	1.06	2.23

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.23)
Distributions	(1.11)		(0.79)	(0.58)	—	—

Total dividends and distributions	(1.11)		(0.79)	(0.58)	(0.15)	(0.23)

Net Asset Value, end of year	$10.26		$18.77	$20.16	$17.57	$16.66

Total Return(a)	(41.49)%		(2.99)%	18.46%	6.46%	15.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,508.8		$2,137.4	$2,151.3	$785.2	$636.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.88%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.91%	0.94	%(c)
Net investment income	2.39%		1.78%	1.74%	1.41%	1.05%
Portfolio turnover rate	125%		78%	94%	92%	127%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense and merger cost of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

	AST Marsico Capital Growth Portfolio

	Year Ended December 31,

	2008(e)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.47	$20.45	$19.08	$17.86	$15.44

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.07	0.05	0.01	—	(d)
Net realized and unrealized gain (loss) on investments	(9.99)	2.99	1.33	1.21	2.42

Total from investment operations	(9.90)	3.06	1.38	1.22	2.42

Less Distributions:	(0.92)	(0.04)	(0.01)	—	—

Net Asset Value, end of year	$12.65	$23.47	$20.45	$19.08	$17.86

Total Return(a)	(43.66)%	14.97%	7.24%	6.83%	15.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,785.1	$5,544.5	$4,194.2	$3,296.1	$2,295.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.00%	1.00%	1.05	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.01%	1.03%	1.07	%(c)
Net investment income (loss)	0.48%	0.36%	0.26%	0.07%	(0.01)%
Portfolio turnover rate	63%	52%	58%	66%	72%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.
(e)	Calculated based on average shares outstanding during the year.

	AST MFS Global Equity Portfolio

	Year Ended December 31,

	2008	2007(d)		2006		2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.81	$14.60		$12.98		$12.11	$10.25

Income (Loss) From Investment Operations:
Net investment income	0.18	0.12		0.25		0.08	0.04
Net realized and unrealized gain (loss) on investments	(3.97)	1.24		2.71		0.82	1.84

Total from investment operations	(3.79)	1.36		2.96		0.90	1.88

Less Dividends and Distributions:
Dividends from net investment income	—	—		—		(0.03)	(0.02)
Distributions	(2.96)	(2.15)		(1.34)		—	—

Total dividends and distributions	(2.96)	(2.15)		(1.34)		(0.03)	(0.02)

Net Asset Value, end of year	$7.06	$13.81		$14.60		$12.98	$12.11

Total Return(a)	(33.99)%	9.40%		24.30%		7.57%	18.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$76.1	$188.9		$250.6		$152.7	$166.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.26%	1.20	%(e)	1.21	%(e)	1.26%	1.35	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.30%	1.21	%(e)	1.25	%(e)	1.26%	1.35	%(c)
Net investment income	1.33%	0.77%		2.33%		0.58%	0.41%
Portfolio turnover rate	30%	31%		47%		49%	48%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense of 0.02% and 0.01% for the years ended December 31, 2007 and 2006, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

Financial Highlights

	AST MFS Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.84	$9.42	$8.59	$8.08	$7.30

Income (Loss) From Investment Operations:
Net investment income	0.02	0.02	—	—	—
Net realized and unrealized gain (loss) on investments	(3.96)	1.40	0.83	0.51	0.78

Total from investment operations	(3.94)	1.42	0.83	0.51	0.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	— (d)	—
Distributions	(0.02)	— (d)	—	—	—

Total dividends and distributions	(0.02)	— (d)	—	— (d)	—

Net Asset Value, end of year	$6.88	$10.84	$9.42	$8.59	$8.08

Total Return(a)	(36.39)%	15.11%	9.66%	6.32%	10.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$575.5	$406.9	$450.4	$557.4	$534.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.04%	1.02%	1.02%	1.05%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.04%	1.02%	1.03%	1.08%	1.11	%(c)
Net investment income	0.39%	0.21%	0.03%	0.00%	0.01%
Portfolio turnover rate	505%	241%	210%	200%	201%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST Mid-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.06	$12.10	$12.63	$12.03	$10.46

Income (Loss) From Investment Operations:
Net investment income	0.16	0.09	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	(4.55)	0.24	1.59	0.58	1.56

Total from investment operations	(4.39)	0.33	1.66	0.65	1.60

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.05)	(0.03)
Distributions	(0.55)	(0.37)	(2.19)	—	—

Total dividends and distributions	(0.55)	(0.37)	(2.19)	(0.05)	(0.03)

Net Asset Value, end of year	$7.12	$12.06	$12.10	$12.63	$12.03

Total Return(a)	(38.12)%	2.75%	14.24%	5.43%	15.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$131.3	$219.4	$151.5	$161.2	$195.4
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.12%	1.09%	1.16%	1.17%	1.21	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.12%	1.09%	1.16%	1.17%	1.21	%(c)
Net investment income	1.64%	0.90%	0.52%	0.45%	0.40%
Portfolio turnover rate	60%	27%	26%	109%	27%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

C15

Financial Highlights

	AST Money Market Portfolio

	Year Ended December 31,

	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net Investment Income	0.02	0.05	0.04	—	(c)	0.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(c)	(0.01)
Distributions from net realized gains	—	—	—	—	(c)	—
Distributions	(0.02)	(0.05)	(0.04)	—		—

Total dividends and distributions	(0.02)	(0.05)	(0.04)	—	(c)	(0.01)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(a)	2.51%	4.90%	4.57%	2.73%		0.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,906.4	$1,969.2	$1,692.1	$1,639.6		$1,359.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.56%	0.56%	0.57%	0.58%		0.58	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.59%	0.59%	0.61%	0.63%		0.63	%(b)
Net investment income	2.44%	4.79%	4.53%	2.69%		0.81%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.

	AST Neuberger Berman Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$22.51	$18.42	$16.15	$14.23	$12.26

Income (Loss) From Investment Operations:
Net investment loss	(0.16)	(0.05)	(0.05)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(9.56)	4.14	2.32	1.97	2.06

Total from investment operations	(9.72)	4.09	2.27	1.92	1.97

Net Asset Value, end of year	$12.79	$22.51	$18.42	$16.15	$14.23

Total Return(a)	(43.18)%	22.20%	14.06%	13.49%	16.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$318.6	$869.7	$659.0	$718.1	$400.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.01%	1.04%	1.15	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.04%	1.08%	1.16	%(c)
Net investment loss	(0.46)%	(0.27)%	(0.28)%	(0.58)%	(0.71)%
Portfolio turnover rate	62%	70%	33%	105%	90%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

C16

Financial Highlights

	AST Neuberger Berman Small-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.72	$9.03	$8.38	$8.35	$7.63

Income (Loss) From Investment Operations:
Net investment loss	(0.11)	(0.06)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(4.45)	1.75	0.69	0.09	0.78

Total from investment operations	(4.56)	1.69	0.65	0.03	0.72

Net Asset Value, end of year	$6.16	$10.72	$9.03	$8.38	$8.35

Total Return(a)	(42.54)%	18.72%	7.76%	0.36%	9.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.4	$208.9	$214.4	$256.9	$340.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.14%	1.07%	1.07%	1.07%	1.02	%(c)
Expenses Before Advisory Fee Waivers	1.14%	1.07%	1.11%	1.15%	1.17	%(c)
Net investment loss	(0.52)%	(0.65)%	(0.37)%	(0.62)%	(0.66)%
Portfolio turnover rate	213%	241%	199%	150%	145%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio

	Year Ended December 31,

	2008(d)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$16.88	$19.37	$20.45	$21.30	$17.80

Income (Loss) From Investment Operations:
Net investment income	0.16	0.23	0.13	0.10	0.03
Net realized and unrealized gain (loss) on investments	(6.79)	0.35	1.92	2.08	3.94

Total from investment operations	(6.63)	0.58	2.05	2.18	3.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.03)	(0.02)
Distributions from net realized gains	—	—	—	(3.00)	(0.45)
Distributions	(1.24)	(3.07)	(3.13)	—	—

Total dividends and distributions	(1.24)	(3.07)	(3.13)	(3.03)	(0.47)

Net Asset Value, end of year	$9.01	$16.88	$19.37	$20.45	$21.30

Total Return(a)	(42.32)%	3.17%	10.75%	12.05%	22.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$333.3	$1,001.8	$1,229.5	$1,479.0	$1,309.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	0.99%	1.00%	1.01%	1.09	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	0.99%	1.00%	1.03%	1.10	%(c)
Net investment income	1.13%	1.00%	0.59%	0.52%	0.17%
Portfolio turnover rate	98%	71%	61%	103%	68%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C17

Financial Highlights

	AST Niemann Capital Growth Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008(f)		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.03		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.12		0.08
Net realized and unrealized loss on investments	(2.85)		(0.05)

Total from investment operations	(2.73)		0.03

Less Distributions:	(0.01)		—

Net Asset Value, end of period	$7.29		$10.03

Total Return(a)	(27.27)%		0.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$57.8		$5.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.40	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.59	%(g)	13.22	%(d)
Net investment income	1.38%		7.12	%(d)
Portfolio turnover rate	347%		97	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest expense of 0.01%.

	AST Parametric Emerging Equity Portfolio

	May 1, 2008(e)
	through
	December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.06
Net realized and unrealized loss on investments	(5.14)

Total from investment operations	(5.08)

Net Asset Value, end of period	$4.92

Total Return(a)	(50.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$165.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.62	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.62	%(d)
Net investment income	1.25	%(d)
Portfolio turnover rate	47	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

C18

Financial Highlights

	AST Preservation Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.78	$10.84	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.22	0.10	—	(e)
Net realized and unrealized gain (loss) on investments	(2.47)	0.75	0.68	0.06

Total from investment operations	(2.23)	0.97	0.78	0.06

Less Distributions:	(0.45)	(0.03)	—	—

Net Asset Value, end of period	$9.10	$11.78	$10.84	$10.06

Total Return(a)	(19.55)%	8.91%	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,340.8	$714.4	$309.4	$13.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.23%	6.28	%(d)
Net investment income (loss)	2.29%	1.95%	0.92%	(0.19	)%(d)
Portfolio turnover rate	58%	67%	70%	6	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

	AST QMA US Equity Alpha Portfolio

	Year Ended December 31,

	2008(d)		2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.70		$13.63	$12.23	$11.97	$10.98

Income (Loss) From Investment Operations:
Net investment income	0.15		0.19	0.18	0.12	0.15
Net realized and unrealized gain (loss) on investments	(5.36)		00.9	1.35	0.29	0.94

Total from investment operations	(5.21)		0.28	1.53	0.41	1.09

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.10)
Distributions	(0.26)		(0.21)	(0.13)	—	—

Total dividends and distributions	(0.26)		(0.21)	(0.13)	(0.15)	(0.10)

Net Asset Value, end of year	$8.23		$13.70	$13.63	$12.23	$11.97

Total Return(a)	(38.72)%		2.08%	12.60%	3.54%	9.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$198.2		$370.7	$458.2	$512.6	$561.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.41	%(e)	0.72%	0.74%	0.77%	0.81	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.41	%(e)	0.72%	0.74%	0.77%	0.81	%(c)
Net investment income	1.37%		1.33%	1.24%	1.00%	1.27%
Portfolio turnover rate	189%		29%	32%	25%	41%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	The expense ratio includes dividend expense of 0.38%.

SEE NOTES TO FINANCIAL STATEMENTS.

C19

Financial Highlights

	AST Schroders Multi Asset World Strategies Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.33	$15.01	$14.29	$13.89	$12.92

Income (Loss) From Investment Operations:
Net investment income	0.29	0.30	0.32	0.26	0.21
Net realized and unrealized gain (loss) on investments	(4.54)	1.04	1.02	0.37	0.94

Total from investment operations	(4.25)	1.34	1.34	0.63	1.15

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.23)	(0.18)
Distributions	(1.39)	(1.02)	(0.62)	—	—

Total dividends and distributions	(1.39)	(1.02)	(0.62)	(0.23)	(0.18)

Net Asset Value, end of year	$9.69	$15.33	$15.01	$14.29	$13.89

Total Return(a)	(30.24)%	8.99%	9.67%	4.61%	8.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.6	$214.6	$175.3	$205.4	$233.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.28%	1.10%	1.04%	1.05%	1.09	%(c)
Expenses Before Advisory Fee Waivers	1.28%	1.10%	1.06%	1.08%	1.12	%(c)
Net investment income	2.25%	1.91%	1.92%	1.70%	1.56%
Portfolio turnover rate	264%	223%	178%	204%	218%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Small-Cap Growth Portfolio

	Year Ended December 31,

	2008(e)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.23		$16.08	$14.28	$14.07	$15.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01		(0.06)	(0.08)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	(6.04)		1.21	1.88	0.29	(0.91)

Total from investment operations	(6.03)		1.15	1.80	0.21	(1.05)

Net Asset Value, end of year	$11.20		$17.23	$16.08	$14.28	$14.07

Total Return(a)	(35.00)%		7.15%	12.61%	1.49%	(6.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.4		$162.8	$175.4	$187.5	$226.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.07%	1.07%	1.16	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.08%	1.15%	1.16	%(c)
Net investment income (loss)	0.07%		(0.26)%	(0.48)%	(0.53)%	(0.87)%
Portfolio turnover rate	104%		39%	69%	113%	237%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expense of 0.02%.
(e)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C20

Financial Highlights

	AST Small-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.11	$17.13	$15.04	$18.28	$15.70

Income (Loss) From Investment Operations:
Net investment income	0.19	0.16	0.15	0.09	0.02
Net realized and unrealized gain (loss) on investments	(3.87)	(1.15)	2.79	0.71	2.56

Total from investment operations	(3.68)	(0.99)	2.94	0.80	2.58

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.01)	—	(d)
Distributions from net realized gains	—	—	—	(4.03)	—
Distributions	(1.76)	(2.03)	(0.85)	—	—

Total dividends and distributions	(1.76)	(2.03)	(0.85)	(4.04)	—	(d)

Net Asset Value, end of year	$8.67	$14.11	$17.13	$15.04	$18.28

Total Return(a)	(29.72)%	(5.61)%	20.04%	6.64%	16.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$455.6	$952.6	$1,126.8	$1,067.8	$922.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Net investment income	1.20%	0.88%	0.89%	0.64%	0.15%
Portfolio turnover rate	76%	57%	70%	59%	124%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST T. Rowe Price Asset Allocation Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.05	$17.64	$17.12	$16.81	$15.36

Income (Loss) From Investment Operations:
Net investment income	0.39	0.42	0.34	0.30	0.29
Net realized and unrealized gain (loss) on investments	(4.88)	0.69	1.68	0.45	1.40

Total from investment operations	(4.49)	1.11	2.02	0.75	1.69

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.31)	(0.24)
Distributions from net realized gains	—	—	—	(0.13)	—
Distributions	(0.81)	(0.70)	(1.50)	—	—

Total dividends and distributions	(0.81)	(0.70)	(1.50)	(0.44)	(0.24)

Net Asset Value, end of year	$12.75	$18.05	$17.64	$17.12	$16.81

Total Return(a)	(25.94)%	6.32%	12.49%	4.68%	11.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$693.5	$1,004.5	$473.1	$431.1	$430.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.97%	0.99%	1.04%	1.07	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.97%	0.99%	1.08%	1.12	%(c)
Net investment income	2.50%	2.27%	2.15%	1.77%	1.93%
Portfolio turnover rate	122%	88%	62%	65%	83%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C21

Financial Highlights

	AST T. Rowe Price Large-Cap Growth Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.74		$10.86	$10.28	$8.83	$8.35

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)		0.01	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.74)		0.88	0.56	1.47	0.49

Total from investment operations	(4.76)		0.89	0.58	1.45	0.48

Less Distributions:	(0.01)		(0.01)	—	—	—

Net Asset Value, end of year	$6.97		$11.74	$10.86	$10.28	$8.83

Total Return(a)	(40.57)%		8.24%	5.64%	16.42%	5.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$695.4		$2,147.9	$1,504.6	$337.5	$258.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.06%	1.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.11%	1.17	%(c)
Net investment income (loss)	(0.10)%		0.13%	0.29%	(0.32)%	(0.07)%
Portfolio turnover rate	73%		66%	35%	165%	95%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expenses of 0.01%.

	AST T. Rowe Price Natural Resources Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$38.84	$29.38	$27.55	$22.63	$17.45

Income (Loss) From Investment Operations:
Net investment income	0.22	0.27	0.25	0.12	0.10
Net realized and unrealized gain (loss) on investments	(17.80)	11.54	3.92	6.58	5.28

Total from investment operations	(17.58)	11.81	4.17	6.70	5.38

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.06)	(0.20)
Distributions from net realized gains	—	—	—	(1.72)	—
Distributions	(3.30)	(2.35)	(2.34)	—	—

Total dividends and distributions	(3.30)	(2.35)	(2.34)	(1.78)	(0.20)

Net Asset Value, end of year	$17.96	$38.84	$29.38	$27.55	$22.63

Total Return(a)	(49.98)%	40.51%	15.87%	31.40%	31.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$271.7	$1,054.3	$590.6	$418.4	$238.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.08%	1.17	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.08%	1.17	%(c)
Net investment income	0.65%	0.76%	0.95%	0.59%	0.49%
Portfolio turnover rate	46%	31%	28%	47%	63%
(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C22

Financial Highlights

	AST UBS Dynamic Alpha Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.77	$13.57	$12.56	$12.16	$11.07

Income (Loss) From Investment Operations:
Net investment income	0.10	0.12	0.25	0.24	0.28
Net realized and unrealized gain (loss) on investments	(2.41)	0.19	1.09	0.56	0.94

Total from investment operations	(2.31)	0.31	1.34	0.80	1.22

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.40)	(0.13)
Distributions	(0.60)	(0.11)	(0.33)	—	—

Total dividends and distributions	(0.60)	(0.11)	(0.33)	(0.40)	(0.13)

Net Asset Value, end of year	$10.86	$13.77	$13.57	$12.56	$12.16

Total Return(a)	(17.68)%	2.24%	11.14%	6.94%	11.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$811.6	$437.1	$186.2	$202.2	$231.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.14%	0.94%	0.19%	0.16%	0.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.14%	0.94%	0.19%	0.16%	0.14	%(c)
Net investment income	1.33%	0.86%	1.70%	1.72%	2.12%
Portfolio turnover rate	99%	169%	27%	81%	93%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Advanced Series Trust:

We have audited the accompanying statements of assets and liabilities of the Advanced Series Trust (comprised of Academic Strategies Asset Allocation Portfolio, Advanced Strategies Portfolio, Aggressive Asset Allocation Portfolio, AllianceBernstein Core Value Portfolio, AllianceBernstein Growth & Income Portfolio, American Century Income & Growth Portfolio, Balanced Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, CLS Growth Asset Allocation Portfolio, CLS Moderate Asset Allocation Portfolio, Cohen & Steers Realty Portfolio, DeAM Large-Cap Value Portfolio, Federated Aggressive Growth Portfolio, First Trust Balanced Target Portfolio, First Trust Capital Appreciation Target Portfolio, Focus Four Plus Portfolio, Global Real Estate Portfolio, Goldman Sachs Concentrated Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio, Goldman Sachs Small-Cap Value Portfolio, Horizon Growth Asset Allocation Portfolio, Horizon Moderate Asset Allocation Portfolio, International Growth Portfolio, International Value Portfolio, JPMorgan International Equity Portfolio, Large-Cap Value Portfolio, Marsico Capital Growth Portfolio, MFS Global Equity Portfolio, MFS Growth Portfolio, Mid-Cap Value Portfolio, Money Market Portfolio, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Small-Cap Growth Portfolio, Neuberger Berman/LSV Mid-Cap Value Portfolio, Niemann Capital Growth Asset Allocation Portfolio, Parametric Emerging Markets Equity Portfolio, Preservation Asset Allocation Portfolio, QMA US Equity Alpha Portfolio, Schroders Multi Asset World Strategies Portfolio, Small-Cap Growth Portfolio, Small-Cap Value Portfolio, T. Rowe Price Asset Allocation Portfolio, T. Rowe Price Large-Cap Growth Portfolio, T. Rowe Price Natural Resources Portfolio, and UBS Dynamic Alpha Portfolio), hereafter referred to as “the Trust”, including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, transfer agent, and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advanced Series Trust as of December 31, 2008, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2009

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (75) No. of Portfolios Overseen: 86	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.
Delayne Dedrick Gold (70) No. of Portfolios Overseen: 86	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.
W. Scott McDonald, Jr. (71) No. of Portfolios Overseen: 86	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.
Thomas T. Mooney (67) No. of Portfolios Overseen: 86	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.
Thomas M. O’Brien (58) No. of Portfolios Overseen: 86	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (73) No. of Portfolios Overseen: 86	Management Consultant (since April 1985).

Interested Trustees (1)
Stephen Pelletier (55) No. of Portfolios Overseen: 58	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).
Robert F. Gunia (62) No. of Portfolios Overseen: 148	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

[1] The year that each Trustee joined the Funds’ Board is as follows: Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

E1

Fund Officers (a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (51) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
(a)Excludes interested Board Members who also serve as President or Vice President.

[1] The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

E2

Advanced Series Trust

AST Bond Portfolios 2016 & 2020: Approval of New Management & Subadvisory Agreements

At a meeting of the Board of Trustees (the Board) held on September 17, 2008, the Board approved the creation of two new Portfolios of the Trust, to be known as the AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 (each, a New Portfolio, and collectively, the New Portfolios). In connection with their approval of the creation of these new Portfolios, the Board approved new management and subadvisory agreements for the Portfolios, as explained below.

Nature, quality and extent of services

 With respect to Prudential Investments LLC and AST Investment Services, Inc. (the Co-Managers), the Board noted that it had received and considered information about the Co-Managers in connection with the renewal of the management agreement at the June 9-11, 2008 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by each Co-Manager under the management agreement covering the other Portfolios of the Trust. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Co-Managers under the amended management agreement covering the New Portfolios would be similar in nature to those provided under the existing management agreement.

With respect to Prudential Investment Management, Inc. (PIM or the Subadviser), the Board received and considered information regarding the nature and extent of services that would be provided to the New Portfolios under the new subadvisory agreements. The Co-Managers also noted that PIM currently subadvises several other Prudential insurance funds, including several Prudential insurance funds that are substantially similar to the New Portfolios.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers for the Subadviser. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadviser in connection with the renewal of the relevant subadvisory agreements at the June 9-11, 2008 meetings. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the Subadviser. The Board considered the Subadviser’s experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that, with respect to the Subadviser, based on the nature of the proposed services to be rendered and the background information that it reviewed, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the Subadviser.

Performance

Because the New Portfolios had not yet commenced operations, no investment performance for the New Portfolios existed for Board review. The Board, however, received and considered information regarding PIM’s investment performance in managing strategies similar to the New Portfolios, including several Prudential insurance funds that are substantially similar to the New Portfolios. The Board concluded that it was satisfied with the performance record of the Subadviser.

Fee Rates

The Board considered the proposed management fees to be paid by the New Portfolios to the Co-Managers and the proposed subadvisory fees to be paid by the Co-Managers to the Subadviser. The Board considered that the investment management fee rates and the subadvisory fee rates were the same as the rates in place for similarly managed portfolios.

The Board also considered that (1) the investment management fee rate for each New Portfolio falls within the third quartile of the applicable Lipper fund universe; and (2) the estimated total gross and net operating expense ratios (both including and excluding Rule 12b-1 fees) for each New Portfolio fall within the fourth quartile of the applicable Lipper fund universe. The Board concluded that the fees were reasonable under the circumstances because of the New Portfolios’ broad investment focus and increased liquidity requirements compared to other funds within the applicable Lipper fund universe. The Board also noted that the fees would be reviewed in connection with the annual review of the investment advisory and subadvisory agreements and in light of the nature and quality of services provided to the New Portfolios.

Profitability

 Because the New Portfolios had not yet commenced operations, the Board noted that there was no historical profitability information to be reviewed. The Board noted that it would review profitability information in connection with the annual approval of the investment advisory and subadvisory agreements.

Economies of Scale

The Board noted that the investment advisory and subadvisory fee schedules for the New Portfolios contained breakpoints that reduced the fee rate on assets above specified levels. The Board also noted that the profitability of each Co-Manager and PIM would be reviewed annually in connection with the review of the advisory and subadvisory agreements.

Other Benefits to the Co-Managers and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Co-Managers and PIM. The Board concluded that any potential benefits to be derived by the Co-Managers and PIM were similar to benefits derived by the Co-Managers and PIM in connection with their management of the other Trust Portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by other subadvisers to the Trust, and that those benefits are reviewed on an annual basis.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of each New Portfolio and its shareholders.

AST Academic Strategies Asset Allocation Portfolio: Approval of New Subadvisory Agreements

At a meeting of the Board of Trustees (the Board) held on September 17, 2008, the Board approved two new subadvisory agreements for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), as explained below.

Pursuant to a recommendation by Prudential Investments LLC (PI), the Board approved a new subadvisory agreement between PI and AST Investment Services, Inc. (collectively, the Co-Managers) and each of First Quadrant, L.P. (First Quadrant) and AlphaSimplex Group, LLC (AlphaSimplex).

Nature, Quality and Extent of Services

With respect to First Quadrant and AlphaSimplex (referred to as the “new subadvisers”), the Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio under the new subadvisory agreements. With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio Co-Managers for the new subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the new subadvisers. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the new subadvisers. The Board also considered new subadvisers experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about the new subadvisers, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the new subadvisers.

Performance

With respect to First Quadrant, the Board considered the performance of other accounts managed by First Quadrant utilizing an investment style and strategy similar to that proposed for the Portfolio. With respect to AlphaSimplex, the Board considered the proposed investment strategy and the analysis of that strategy by AlphaSimplex and the Co-Managers using historical market data. The Board further noted the recommendation of the Co-Managers that the Portfolio add First Quadrant and AlphaSimplex as subadvisers.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by the Co-Managers to AlphaSimplex under the proposed new subadvisory agreement, which calls for a fee rate of 0.80% of the Portfolio’s average daily net assets up to $500 million and 0.65% of the Portfolio’s average daily net assets over $500 million. The Board also considered the proposed subadvisory fee rate payable by the Co-Managers to First Quadrant under the proposed new subadvisory agreement, which calls for a fee rate of 0.90% of the Portfolio’s average daily net assets. The Board noted that the Co-Managers pay the subadvisory fees out of the management fees paid to the Co-Managers by the Portfolio. The Board also considered that First Quadrant and AlphaSimplex do not serve as investment advisers to other investment companies utilizing strategies substantially similar to those proposed for the Portfolio. The Board concluded that First Quadrant’s and AlphaSimplex’s proposed subadvisory fee rates under the new subadvisory agreements were reasonable under the circumstances due to the proposed investment strategies.

Profitability

Because the engagement of First Quadrant and AlphaSimplex is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board also noted that it will consider profitability as part of any future annual review of the new subadvisory agreement.

Economies of Scale

The Board considered the potential for First Quadrant and AlphaSimplex to experience economies of scale as the amount of assets of the Portfolio managed by each new subadviser increased in size. The Board noted that the proposed subadvisory fee schedules for the Alpha Simplex contained breakpoints that reduce the fee rate on assets above specified levels, while the proposed subadvisory fee schedules for First Quadrant did not contain breakpoints. The Board did not consider the subadvisory fee schedules for either First Quadrant or Alpha Simplex as a factor because, as discussed above, the Co-Managers pay the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

 The Board considered potential “fall-out” or ancillary benefits anticipated to be received by First Quadrant and AlphaSimplex and their respective affiliates as a result of First Quadrant’s and AlphaSimplex’s subadvisory relationship with the Portfolio. The Board concluded that any potential benefits to be derived by First Quadrant and AlphaSimplex included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Board of Trustees and the presentations made by the Co-Managers and each of First Quadrant and AlphaSimplex, the Board concluded that approving the new subadvisory agreements between the Co-Managers and First Quadrant and AlphaSimplex was in the best interests of the Portfolio and its shareholders.

AST Large Cap Value Portfolio: Approval of New Subadvisory Agreement

At a meeting of the Board of Trustees (the Board) held on November 12, 2008, the Board approved a new subadvisory agreement for the AST Large Cap Value Portfolio (the Portfolio), as explained below.

Pursuant to a recommendation by Prudential Investments LLC (PI), the Board approved a new subadvisory agreement between PI and AST Investment Services, Inc. (the Co-Managers) and Eaton Vance Management (Eaton Vance) and the termination of the existing subadvisory agreement with JP Morgan Investment Management, Inc. (JP Morgan).

In approving the new subadvisory agreement, the Board considered PI’s assertion that it was advisable and recommended to approve a new subadvisory agreement with Eaton Vance with respect to the Portfolio based on the long-term underperformance of the sleeve of the Portfolio managed by JP Morgan. The Board considered an analysis prepared by PI’s Strategic Investments Research Group (SIRG) and noted SIRG’s recommendation that the Portfolio would be better served in the future by switching subadvisers.

Nature, quality and extent of services

 The Board received and considered information regarding the nature and extent of services provided to the Portfolio by JP Morgan under the current subadvisory agreement and those that would be provided by Eaton Vance under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that JP Morgan and Eaton Vance were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Eaton Vance management team. The Board met with representatives from Eaton Vance and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Eaton Vance. The Board noted that it received a favorable compliance reports from the Portfolio’s Chief Compliance Officer (CCO) as to Eaton Vance.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Eaton Vance and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Eaton Vance under the new subadvisory agreement.

Performance

The Board received and considered information regarding the performance of other investment companies managed by Eaton Vance utilizing investment styles and strategies similar to that proposed for the Portfolio. The Board concluded that it was satisfied with the performance record of Eaton Vance.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Co-Managers to Eaton Vance under the proposed new subadvisory agreement, which are lower than the fee rates under the agreement with JP Morgan. The Board also considered, among other things, the fee rates payable to Eaton Vance by other funds with an investment objective similar to that of the Portfolio. The Board noted that the Co-Managers pay the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. Instead, the decrease in subadvisory fees will increase the net fee rates retained by the Co-Managers.

The Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Profitability

Because the engagement of Eaton Vance is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because, as discussed above, the Co-Managers pay the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Eaton Vance and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by Eaton Vance included the ability to use soft dollar credits, brokerage commissions received by affiliates of Eaton Vance, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by Eaton Vance were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Portfolio and its shareholders.

Advanced Series Trust
The Prudential Series Fund

Supplement dated January 21, 2009 to Prospectuses dated May 1, 2008

Lehman Brothers Indexes Become Barclays Capital Indexes

On September 20, 2008, Barclays Capital acquired the investment banking and capital markets operations of Lehman Brothers, Inc. As a result of this acquisition, the Lehman Brothers securities indexes have been rebranded as Barclays Capital indexes. Within the prospectus, references to Lehman Brothers as part of an index name are replaced with Barclays Capital, except where references to the Lehman Brothers indexes predate the rebranding. As of the date hereof, there have been no changes to the composition of the indexes as a result of the rebranding.

ASTSUP18

Advanced Series Trust	Annual Report	December 31, 2008

Table of Contents

▪	LETTER TO CONTRACT OWNERS

▪	MANAGEMENT REVIEW

▪	PORTFOLIO COMPOSITION

▪	FEES AND EXPENSES TABLE

▪	FINANCIAL REPORTS

A1 Schedule of Investments and Financial Statements
B1 Notes to Financial Statements
C1 Financial Highlights
D1 Report of Independent Registered Accounting Firm
E1 Information About Trustees and Officers

▪	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust	Annual Report	December 31, 2008
Letter to Contract Owners

PRESIDENT STEVE PELLETIER

▪	DEAR CONTRACT OWNER

Our objective at Prudential is very simple – we strive to help our clients achieve and maintain financial success. Our Advanced Series Trust annual report details this commitment to you as we focus on ways to help you with your financial security. We hope you find it both informative and useful.

While 2008 presented unprecedented challenges to investors, it also proved that Prudential’s strategies around growing and protecting our clients’ wealth have never been more important.

Your financial professional is the best resource to help you understand how market changes affect your investments. Together, you can develop a diversified mix of investments that works best for you and review it periodically to ensure your financial objectives remain on target.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you reach your financial goals.

Sincerely,

Steve Pelletier
President,
Advanced Series Trust	January 30, 2009

Advanced Series Trust, Bond Portfolio 2015	December 31, 2008
Subadvised by: Prudential Investment Management, Inc.

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

Since Inception

Portfolio	14.90%

Barclays Capital U.S. Government/Credit Index	3.73

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

From its inception on January 28, 2008 through December 31, 2008, the AST Bond Portfolio 2015 posted a total return above its benchmark index.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to super safe U.S. Treasury securities, enabling that market to post a gain for 2008 that outperformed all other U.S. bond markets. The Portfolio outperformed its benchmark index partly because of its strategy for managing duration, a measure of a fund’s sensitivity to changes in the level of interest rates. A long duration increases responsiveness to changes in rates, while a short duration lessens responsiveness. Having a duration that was longer than that of its benchmark index enabled the Portfolio to derive greater benefit as yields on U.S. Treasury securities declined and pushed their prices higher. (Bond prices move inversely to their yields.)

The Portfolio’s inherent strategy outperformed the benchmark index. The Portfolio is invested primarily in a zero coupon swap agreement that aims to replicate the performance of the Barclays Capital Fixed Term Zero Coupon Swap Index December 31, 2015. Entering into the swap is intended to help the Portfolio achieve a better match between its assets and liabilities since the Portfolio also matures in 2015. Under the agreement, the Portfolio makes periodic floating-rate payments and will receive one large fixed-rate payment from the counterparty when the swap matures. The Portfolio only enters into swaps with counterparties that meet certain standards of creditworthiness.

The Portfolio was also invested in Treasury securities and federal agency securities, both of which posted positive total returns for the year. It had a smaller exposure than its benchmark index to the U.S. investment-grade corporate bond market. This benefited the Portfolio’s performance versus the benchmark index as that market posted a decline for the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2018	December 31, 2008
Subadvised by: Prudential Investment Management, Inc.

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

Since Inception

Portfolio	22.40%

Barclays Capital U.S. Government/Credit Index	3.73

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

From its inception on January 28, 2008 through December 31, 2008, the AST Bond Portfolio 2018 posted a total return above its benchmark index.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to super safe U.S. Treasury securities, enabling that market to post a gain for 2008 that outperformed all other U.S. bond markets. The Portfolio outperformed its benchmark index partly because of its strategy for managing duration, a measure of a fund’s sensitivity to changes in the level of interest rates. A long duration increases responsiveness to changes in rates, while a short duration lessens responsiveness. Having a duration that was longer than that of its benchmark index enabled the Portfolio to derive greater benefit as yields on U.S. Treasury securities declined and pushed their prices higher. (Bond prices move inversely to their yields.)

The Portfolio’s inherent strategy outperformed the benchmark index. The Portfolio is invested primarily in a zero coupon swap agreement that aims to replicate the performance of the Barclays Capital Fixed Term Zero Coupon Swap Index December 31, 2018. Entering into the swap is intended to help the Portfolio achieve a better match between its assets and liabilities since the Portfolio also matures in 2018. Under the agreement, the Portfolio makes periodic floating-rate payments and will receive one large fixed-rate payment from the counterparty when the swap matures. The Portfolio only enters into swaps with counterparties that meet certain standards of creditworthiness.

The Portfolio was also invested in Treasury securities and federal agency securities, both of which posted positive total returns for the year. It had a smaller exposure than its benchmark index to the U.S. investment-grade corporate bond market. This benefited the Portfolio’s performance versus the benchmark index as that market posted a decline for the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2019	December 31, 2008
Subadvised by: Prudential Investment Management, Inc.

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

Since Inception

Portfolio	23.10%

Barclays Capital U.S. Government/Credit Index	3.73

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

From its inception on January 28, 2008 through December 31, 2008, the AST Bond Portfolio 2019 posted a total return above its benchmark index.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to super-safe U.S. Treasury securities, enabling that market to post a gain for 2008 that outperformed all other U.S. bond markets. The Portfolio outperformed its benchmark index partly because of its strategy for managing duration, a measure of a fund’s sensitivity to changes in the level of interest rates. A long duration increases responsiveness to changes in rates, while a short duration lessens responsiveness. Having a duration that was longer than that of its benchmark index enabled the Portfolio to derive greater benefit as yields on U.S. Treasury securities declined and pushed their prices higher. (Bond prices move inversely to their yields.)

The Portfolio’s inherent strategy outperformed the benchmark index. The Portfolio is invested primarily in a zero coupon swap agreement that aims to replicate the performance of the Barclays Capital Fixed Term Zero Coupon Swap Index December 31, 2019. Entering into the swap is intended to help the Portfolio achieve a better match between its assets and liabilities since the Portfolio also matures in 2019. Under the agreement, the Portfolio makes periodic floating-rate payments and will receive one large fixed-rate payment from the counterparty when the swap matures. The Portfolio only enters into swaps with counterparties that meet certain standards of creditworthiness.

The Portfolio was also invested in Treasury securities and federal agency securities, both of which posted positive total returns for the year. It had a smaller exposure than its benchmark index to the U.S. investment-grade corporate bond market. This benefited the Portfolio’s performance versus the benchmark index as that market posted a decline for the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, High Yield Portfolio	December 31, 2008
Subadvised by: Pacific Investment Management Company LLC (PIMCO)

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year

Portfolio	-25.54%	-1.11%	0.60%

Merrill Lynch U.S. High Yield Master II Index	-26.39	-0.86	2.04

Barclays Capital U.S. High Yield 2% Issuer Capped Index	-25.88	-0.84	2.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the AST High Yield Portfolio declined less than its benchmark indexes.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

The worsening credit crisis led investors to avoid risky assets such as high yield bonds, which are called “junk” bonds because they are rated below investment grade. There was concern weak economic conditions will leave many firms unable to make interest and principal payments on their high yield bonds. The high yield market ended 2008 in the red, though the Fed rate cut in December and its stated intention to use all available tools to lift the U.S. economy out of recession helped bond prices rally in that month.

Some aspects of the Portfolio’s sector allocation strategy helped it outperform its benchmark index. For example, the Portfolio benefited from having a smaller exposure than its benchmark index to the high yield market’s gaming sector, which performed poorly due to weak earnings, high levels of borrowed money, and declining consumer travel. The Portfolio also benefited from having a larger exposure than its benchmark index to the healthcare sector, which outperformed the broader high yield market in 2008.

The financial institutions sector was hit particularly hard by the credit crisis, and the Portfolio’s emphasis on that sector hurt its performance. But the negative impact was lessened as prices of financial bonds gained in December on the Fed’s stated resolve to end the economic downturn. Poor security selection in the telecommunications sector in the first half of 2008 was another negative for the Portfolio, which favored bonds of integrated service and fixed-line providers that underperformed wireless telecom firms.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Barclays Capital U.S. High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Investment Grade Bond Portfolio	December 31, 2008
Subadvised by: Prudential Investment Management, Inc.

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

Since Inception

Portfolio	9.00%

Barclays Capital Government/Credit 5-10 Year Index	2.61

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

From its inception on January 28, 2008 through December 31, 2008, the AST Investment Grade Bond Portfolio posted a total return that was above its benchmark index.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008.

Preservation of capital became a top priority of investors who fled to the super-safe U.S. Treasury securities market, which posted a gain for 2008 that outperformed other U.S. fixed income markets. Throughout the year, the Portfolio benefited from having a smaller exposure than its benchmark index to investment-grade corporate bonds, one of the markets that significantly underperformed the U.S. Treasury market. Furthermore, a majority of the Portfolio’s exposure to investment-grade corporate bonds was via its investment in CDX, an index based on a basket of credit default swaps. (In an individual credit default swap, the buyer of the swap is entitled to receive from the seller the par value of a corporate bond if that bond defaults. This shifts the risk of default to the seller of the swap.) CDX outperformed the investment-grade corporate bond market, which benefited the Portfolio.

At times, the Portfolio benefited significantly from its cash position, which largely consisted of short-term, highly liquid investments the Portfolio could easily sell if it needed to raise money. Such investments performed particularly well in the second half of the year when the value of longer-term, riskier debt securities declined sharply amid the worsening financial crisis.

Some aspects of the Portfolio’s allocation strategy had a negative impact on its performance versus the benchmark. Exposure to the mortgage-backed securities and commercial mortgage-backed securities markets detracted from the Portfolio’s performance as both underperformed the U.S. Treasury market.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital Government/Credit 5-10 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Lord Abbett Bond-Debenture Portfolio	December 31, 2008
Subadvised by: Lord Abbett & Co. LLC

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception

Portfolio	-23.25%	-0.58%	2.37%

Merrill Lynch U.S. High Yield Master II Index	-26.39	-0.86	2.64

Merrill Lynch U.S. High Yield Master II Constrained Index	-26.11	-0.89	2.78

Blended Index	-22.35	-0.17	2.74

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 10/23/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the AST Lord Abbett Bond-Debenture Portfolio declined more than its blended benchmark index.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take huge write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to super-safe U.S. Treasury securities, enabling that market to post a gain for 2008 that outperformed all other U.S. bond markets. Among the remaining U.S. bond markets, federal agency debt securities and mortgage-backed securities of federal agencies ended 2008 in the black, while investment-grade corporate bonds, high yield corporate (“junk”) bonds, commercial mortgage-backed securities, asset-backed securities, and convertible securities ended the year in the red.

The declines posted in 2008 by the Portfolio and the blended benchmark index reflected the difficult environment for investing in high yield corporate bonds, investment-grade corporate bonds, and convertible securities. Some of the Portfolio’s corporate bond holdings that detracted from its return were bonds of gas distribution companies and energy exploration and production companies. Such energy-related industries faced a difficult business environment as the price of crude oil soared above $145 per barrel in early July, then plunged sharply lower as the year continued because deteriorating global economic conditions hurt demand for oil. The Portfolio also held bonds of a diversified chemicals company that declined in value after the firm reported weaker-than-expected quarterly earnings and lowered its estimate for future earnings.

The Portfolio performance versus the blended benchmark index benefited from Lord Abbett’s decision to reduce its exposure to convertible securities, which can be exchanged for a company’s common stock, and to increase its exposure to investment-grade corporate bonds. The former declined much more than the latter in 2008. The Portfolio also benefited from its exposure to federal agency securities, mortgage-backed securities of federal agencies, and U.S. Treasury notes. Government-related debt securities were viewed favorably in the risk-averse environment.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Issuers are capped at 2% of the Index. Blended Index consists of the Barclays Capital High Yield 2% Issuer Capped Index (60%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the Merrill Lynch All Convertible Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Limited Maturity Bond Portfolio	December 31, 2008
Subadvised by: Pacific Investment Management Company LLC (PIMCO)

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year

Portfolio	1.12%	3.07%	4.44%

Merrill Lynch 1-3 Year Treasury Index	6.61	4.06	4.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/2/1995. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the AST PIMCO Limited Maturity Portfolio had a total return that was below its benchmark index.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to super-safe U.S. Treasury securities, enabling that market to post a gain for 2008 that outperformed other U.S. bond markets. One reason why the Portfolio underperformed its benchmark index was that it had a shorter duration in the Treasury market than its benchmark index. Duration measures a fund’s sensitivity to changes in interest rates. A long duration increases responsiveness to changes in rates, while a short duration lessens responsiveness. Having a shorter duration meant the Portfolio derived less benefit as yields on Treasury securities declined and pushed their prices higher. (Bond prices move inversely to their yields.)

Some aspects of PIMCO’s allocation strategy also caused the Portfolio to trail its benchmark index, which is composed solely of short-term Treasury securities. The Portfolio invested in mortgage pass-through securities of federal agencies and in corporate bonds, particularly those of embattled financial companies. Exposure to these two markets hurt the Portfolio’s performance because both underperformed the Treasury market.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Merrill Lynch 1-3 Year Treasury Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Total Return Bond Portfolio	December 31, 2008
Subadvised by: Pacific Investment Management Company LLC (PIMCO)

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year

Portfolio	-2.26%	3.39%	5.03%

Barclays Capital U.S. Aggregate Bond Index	5.24	4.65	5.63

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the AST PIMCO Total Return Bond Portfolio underperformed its benchmark index, which posted a gain.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to super-safe U.S. Treasury securities, enabling that market to post a gain for 2008 that outperformed all other U.S. bond markets. Some aspects of PIMCO’s allocation strategy caused the Portfolio to underperform its benchmark index. Most notably, the Portfolio had a larger exposure than its benchmark index to mortgage-backed securities of federal agencies, one of the markets that underperformed the U.S. Treasury market. As the financial system deleveraged — sold positions to pay off debt — large financial institutions shed their most liquid assets to raise cash. In most cases, these assets were mortgage-backed securities of federal agencies.

The Portfolio benefited from having a smaller exposure than its benchmark index to investment-grade corporate bonds, a market that dramatically underperformed the U.S. Treasury market in 2008. However, security selection among investment-grade corporate bonds did not work well because PIMCO emphasized debt securities of financial companies. This was one of the worst performing areas of the investment-grade corporate bond market as many commercial banks, a major Wall Street firm, and some other financial institutions collapsed in 2008.

Finally, the Portfolio was positioned to benefit from an anticipated normalization in the market for interest rate swaps, agreements between two parties to exchange one stream of interest payments for another over a set period of time. But market conditions deteriorated in November, detracting from its performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Global Bond Portfolio	December 31, 2008
Subadvised by: T. Rowe Price International, Inc.

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year

Portfolio	-2.44%	3.36%	3.68%

Barclays Capital Global Aggregate Bond Index	4.79	5.01	5.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/3/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the AST T. Rowe Price Global Bond Portfolio underperformed its benchmark index, which posted a gain.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take huge write-downs and losses in 2008. Economies in the United States, Japan, the euro zone, and the United Kingdom slid into recessions.

Preservation of capital became a top priority of investors who fled to the safety of select government bond markets. T. Rowe Price’s strategy for managing portfolio duration (sensitivity to changes in the level of interest rates) and allocation to country bond markets was a heavy drag on the Portfolio’s performance versus the index. The Portfolio had a larger exposure to the euro zone government bond market than to the U.S. Treasury market. This hurt its performance as the latter outperformed the former. The Portfolio also had overweight positions in Mexican and Hungarian government bonds that performed poorly in the risk-averse environment, though both erased some of their losses by year-end.

Turning to foreign exchange strategy, the Portfolio started 2008 underweight the U.S. dollar versus higher yielding currencies in emerging markets and Southeast Asia, where policymakers favored currency appreciation to fight inflation. From May, T. Rowe Price shifted the Portfolio from an underweight to an overweight position in the U.S. dollar. This worked well as it closed out the position before the euro rebounded strongly against the greenback late in the year.

T. Rowe Price’s strategy concerning bonds rated below investment grade detracted heavily from the Portfolio’s performance versus the index in October. The Portfolio had exposure to emerging market sovereign bonds, which are government debt securities of economically developing nations, and to high yield corporate bonds, which are called “junk” bonds because they are rated below investment grade. Both ended 2008 in the red, though their prices rallied in December.

T. Rowe Price’s strategies for sector and security selection also did not work well. The Portfolio had a larger exposure to the U.S. investment-grade corporate bond market than the index. This exposure began to detract heavily from the Portfolio’s return in mid-September as the credit crisis got worse. Investors sold investment-grade corporate bonds and other assets that carry greater credit risk than U.S. Treasurys. Furthermore, an overweight position in long-dated Japanese inflation-linked bonds hurt the Portfolio’s return as falling commodity prices and a slowing economy reduced the need for inflation protection.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The Global Aggregate Index contains three major components: the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Global Aggregate Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Western Asset Core Plus Bond Portfolio	December 31, 2008
Subadvised by: Western Asset Management Company, Western Asset Management Company Limited

Report of the Investment Managers - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	Since Inception

Portfolio	-5.21%	-4.69%

Barclays Capital U.S. Aggregate Bond Index	5.24	5.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the AST Western Asset Core Plus Bond Portfolio underperformed its benchmark index, which posted a gain.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to super-safe U.S. Treasury securities, enabling that market to post a gain for 2008 that outperformed all other U.S. bond markets. The Portfolio underperformed its benchmark index as it had a larger exposure to mortgage-backed securities of federal agencies, one of the markets that lagged the U.S. Treasury market. It also held other types of mortgage-backed securities that carry greater credit risk and high yield corporate bonds, which are commonly called “junk” bonds because they are rated below investment grade. Both dramatically underperformed the U.S. Treasury market in the risk-averse environment. Another significant detractor from the Portfolio’s performance was its exposure to investment-grade corporate bonds, which emphasized lower-quality debt securities and select bonds of financial companies. The financial sector was among the hardest hit by the credit crisis. Allocation to government bonds of other economically developed nations also detracted from the Portfolio’s performance versus its benchmark index as these markets underperformed the U.S. Treasury market.

On a positive note, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the year. A curve-steepening strategy had a positive impact on performance as the spread between 2- and 10-year yields widened.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust	December 31, 2008
Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2015

Allocation	(% of Net Assets)
U.S. Treasury Obligations	18.1%
U.S. Government Agency Mortgage-Backed Obligations	12.6%
U.S. Government Agency Obligations	1.3%
Corporate Bonds	0.61%

Asset-Backed Securities	0.3%

AST High Yield

Allocation	(% of Net Assets)
Corporate Bonds	61.0%

Bank Notes	7.5%

Convertible Bonds	1.2%
Preferred Stock	0.6%
Collateralized Mortgage Obligations	0.4%

AST PIMCO Limited Maturity Bond

Allocation	(% of Net Assets)
U.S. Government Agency Mortgage-Backed Securities	40.9%

Corporate Obligations	40.2%
Collateralized Mortgage Obligations	19.2%
Asset-Backed Securities	7.8%

Municipal Bond	2.1%

AST Western Asset Core Plus Bond

Allocation	(% of Net Assets)
U.S. Government Agency Mortgage-Backed Obligations	41.5%
Corporate Bonds	31.4%
Collateralized Mortgage Obligations	12.2%
U.S. Treasury Obligations	6.8%
Asset-Backed Securities	5.3%

AST Bond Portfolio 2018

Allocation	(% of Net Assets)
U.S. Treasury Obligations	32.7%
U.S. Government Mortgage-Backed Obligation	16.9%
U.S. Government Agency Obligations	0.7%
Corporate Bonds	0.7%
Commercial Mortgage-Backed Securities	0.2%

AST Investment Grade Bond

Allocation	(% of Net Assets)
Corporate Bonds	26.6%
U.S. Government Agency Obligations	20.3%
U.S. Government Mortgage-Backed Obligations	16.8%
U.S. Treasury Obligations	15.1%
Commercial Mortgage-Backed Securities	11.7%

AST PIMCO Total Return Bond

Allocation	(% of Net Assets)
U.S. Government Agency Mortgage-Backed Securities	92.0%

Corporate Obligations	40.2%
Collateralized Mortgage Obligations	17.2%
Asset-Backed Securities	8.7%

U.S. Treasury Obligations	5.6%

AST Bond Portfolio 2019

Allocation	(% of Net Assets)
U.S. Treasury Obligations	34.0%
U.S. Government Mortgage-Backed Obligations	15.0%
U.S. Government Agency Obligations	1.0%
Corporate Bonds	0.6%
Commercial Mortgage-Backed Securities	0.2%

AST Lord Abbett Bond Debenture

Allocation	(% of Net Assets)
Corporate Obligations	65.0%

Convertible Bonds	7.4%
U.S. Government Agency Mortgage-Backed Securities	4.9%
Preferred Stocks	3.1%

AST T. Rowe Price Global Bond

Allocation	(% of Net Assets)

Foreign Bonds	56.4%
U.S. Government Agency Mortgage-Backed Securities	17.8%

Corporate Obligations	13.9%
Asset Backed Securities	4.2%
Collateralized Mortgage Obligations	3.8%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust	December 31, 2008
Fees and Expenses — Unaudited

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period

AST Bond 2015	Actual	$1,000.00	$1,176.10	0.91%	$4.98
	Hypothetical	$1,000.00	$1,020.56	0.91%	$4.62

AST Bond 2018	Actual	$1,000.00	$1,256.70	1.00%	$5.67
	Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08

AST Bond 2019	Actual	$1,000.00	$1,261.30	1.02%	$5.80
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18

AST High Yield	Actual	$1,000.00	$758.20	0.88%	$3.89
	Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47

AST Investment Grade Bond	Actual	$1,000.00	$1,102.10	0.75%	$3.96
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81

AST Lord Abbett Bond-Debenture	Actual	$1,000.00	$777.40	0.98%	$4.38
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98

AST PIMCO Limited Maturity Bond	Actual	$1,000.00	$986.40	0.79%	$3.94
	Hypothetical	$1,000.00	$1,021.17	0.79%	$4.01

AST PIMCO Total Return Bond	Actual	$1,000.00	$965.00	0.77%	$3.80
	Hypothetical	$1,000.00	$1,021.27	0.77%	$3.91

AST T. Rowe Price Global Bond	Actual	$1,000.00	$952.40	1.04%	$5.10
	Hypothetical	$1,000.00	$1,019.91	1.04%	$5.28

AST Western Asset Core Plus Bond	Actual	$1,000.00	$932.00	0.81%	$3.93
	Hypothetical	$1,000.00	$1,021.06	0.81%	$4.12

Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2008, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BOND PORTFOLIO 2015

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Rating (unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 33.1%
ASSET-BACKED SECURITIES — 0.3%
Chase Issuance Trust, Series 2007-A16, Class A16 (cost $589,258)	Aaa	2.296%	06/15/14	$700	$580,268

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Morgan Stanley Capital I, Series 2006-HQ10, Class A2 (cost $493,313)	Aaa	5.283%	11/12/41	600	506,452

CORPORATE BONDS — 0.6%
Capital Goods — 0.2%
United Technologies Corp., Sr. Unsec’d. Notes	A2	6.125%	02/01/19	400	427,958

Consumer — 0.2%
Procter & Gamble Co., Sr. Unsec’d Notes	Aa3	4.60%	01/15/14	550	576,346

Food — 0.2%
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.75%	02/19/14	360	373,596

TOTAL CORPORATE BONDS (cost $1,308,857)					1,377,900

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Federal Farm Credit Bank		5.125%	08/25/16	1,260	1,441,807
Federal Home Loan Mortgage Corp.		4.875%	06/13/18	920	1,057,347
Federal National Mortgage Association(c)		5.375%	06/12/17	290	338,812

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,561,382)					2,837,966

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 12.6%
Federal Home Loan Mortgage Corp.		5.50%	TBA 30 YR	1,000	1,023,438
Federal National Mortgage Association		5.50%	02/01/34-04/01/36	8,919	9,159,362
Federal National Mortgage Association		5.50%	TBA 30 YR	2,500	2,562,500
Federal National Mortgage Association		5.00%	06/01/35	929	949,561
Federal National Mortgage Association		6.00%	06/01/36	7,933	8,177,236
Federal National Mortgage Association		6.00%	TBA 30 YR	6,000	6,176,250

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $27,638,649)					28,048,347

U.S. TREASURY OBLIGATIONS — 18.1%
United States Treasury Strips(b)(c)	AAA	2.42%	11/15/15	28,510	24,172,517
United States Treasury Notes	Aaa	1.50%	12/31/13	4,930	4,918,829
United States Treasury Notes	Aaa	3.75%	11/15/18	1,315	1,488,619
United States Treasury Strip(b)	Aaa	3.22%	11/15/19	3,540	2,506,975
United States Treasury Strip(b)	Aaa	3.94%	05/15/20	3,500	2,406,817
United States Treasury Strip(b)	Aaa	3.36%	05/15/21	6,940	4,593,690

TOTAL U.S. TREASURY OBLIGATIONS (cost $36,506,139)					40,087,447

TOTAL LONG-TERM INVESTMENTS (cost $69,097,598)					73,438,380

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 59.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series(a) (cost $132,560,468; Note 4)	132,560,468	$132,560,468

TOTAL INVESTMENTS — 92.9% (cost $201,658,066)		205,998,848
Other assets in excess of liabilities(d) — 7.1%		15,851,526

NET ASSETS — 100.0%		$221,850,374

The following abbreviation is used in Portfolio descriptions:

TBA	To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.

†	The ratings reflected are as of December 31, 2008. Ratings of certain bonds may have changed subsequent to that date.

(a)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as Manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(b)	Represents a zero coupon bond. Rate shown reflects the effective yield at reporting date.

(c)	Security segregated as collateral for futures contracts.

(d)	Other assets in excess of liabilities include unrealized appreciation (depreciation) on futures contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Depreciation

Long Position:
72	5 Year U.S. Treasury Notes	Mar. 09	$8,578,423	$8,571,938	$(6,485)

Short Positions:
12	2 Year U.S. Treasury Notes	Mar. 09	2,588,626	2,616,750	(28,124)
23	10 Year U.S. Treasury Notes	Mar. 09	2,798,644	2,892,250	(93,606)
13	U.S. Long Bonds	Mar. 09	1,650,654	1,794,609	(143,955)

					(265,685)

					$(272,170)

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

Citibank NA(a)	12/31/2015	$8,175	4.09%	3 month LIBOR	$1,027,516
Deutsche Bank AG(a)	12/31/2015	5,000	4.03%	3 month LIBOR	651,854
JP Morgan Chase Bank(a)	12/31/2015	19,600	3.80%	3 month LIBOR	1,953,821
JP Morgan Chase Bank(a)	12/31/2015	11,400	4.61%	3 month LIBOR	1,968,438
JP Morgan Chase Bank(a)	12/31/2015	10,201	4.107%	3 month LIBOR	1,297,225
JP Morgan Chase Bank(a)	12/31/2015	8,965	3.957%	3 month LIBOR	1,022,817
JP Morgan Chase Bank(a)	12/31/2015	8,001	4.21%	3 month LIBOR	1,057,269
JP Morgan Chase Bank(a)	12/31/2015	6,936	4.49%	3 month LIBOR	1,128,486
JP Morgan Chase Bank(a)	12/31/2015	4,523	4.84%	3 month LIBOR	882,947
JP Morgan Chase Bank(a)	12/31/2015	4,355	4.392%	3 month LIBOR	669,462
JP Morgan Chase Bank(a)	12/31/2015	3,700	4.58%	3 month LIBOR	623,757
JP Morgan Chase Bank(a)	12/31/2015	3,562	4.62%	3 month LIBOR	614,423
JP Morgan Chase Bank(a)	12/31/2015	1,329	4.898%	3 month LIBOR	265,816
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	31,000	4.346%	3 month LIBOR	4,428,089
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	22,250	3.943%	3 month LIBOR	2,509,355

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

Merrill Lynch Capital Services, Inc.(a)	12/31/2015	$19,500	4.26%	3 month LIBOR	$2,676,375
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	16,000	4.02%	3 month LIBOR	1,899,360
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	10,255	4.41%	3 month LIBOR	1,550,659
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	7,800	4.54%	3 month LIBOR	1,242,107
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	7,010	4.60%	3 month LIBOR	1,207,963
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	6,300	4.17%	3 month LIBOR	824,796
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	5,800	4.364%	3 month LIBOR	840,841
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	4,900	4.19%	3 month LIBOR	640,817
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	3,620	4.793%	3 month LIBOR	687,257
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	2,056	4.73%	3 month LIBOR	377,872
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	1,569	4.71%	3 month LIBOR	286,437
Merrill Lynch Capital Services, Inc.(a)	12/31/2015	1,400	3.87%	3 month LIBOR	152,455
JP Morgan Chase Bank(b)	12/10/2011	1,200	2.34%	3 month LIBOR	(17,880)
JP Morgan Chase Bank(b)	10/27/2013	14,480	3.54%	3 month LIBOR	(905,338)
JP Morgan Chase Bank(b)	12/31/2015	12,900	2.09%	3 month LIBOR	276,681
JP Morgan Chase Bank(b)	12/31/2015	9,000	3.90%	3 month LIBOR	(983,533)
JP Morgan Chase Bank(b)	12/31/2015	2,500	2.21%	3 month LIBOR	34,678
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	10,200	3.15%	3 month LIBOR	(552,641)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	7,400	4.00%	3 month LIBOR	(862,618)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	7,300	3.98%	3 month LIBOR	(854,173)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	3,900	2.91%	3 month LIBOR	(130,305)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	3,300	4.42%	3 month LIBOR	(494,670)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	3,200	2.95%	3 month LIBOR	(114,992)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	3,200	2.88%	3 month LIBOR	(98,569)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	3,000	3.51%	3 month LIBOR	(242,592)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	2,600	2.67%	3 month LIBOR	(43,953)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	2,100	3.13%	3 month LIBOR	(109,348)
Merrill Lynch Capital Services, Inc.(b)	12/31/2015	1,650	2.94%	3 month LIBOR	(58,202)
JP Morgan Chase Bank(b)	12/31/2015	1,010	4.382%	3 month LIBOR	152,418
Deutsche Bank AG(b)	11/15/2019	1,953	4.55%	3 month LIBOR	(427,950)
Deutsche Bank AG(b)	5/15/2020	1,972	4.25%	3 month LIBOR	(365,731)
Deutsche Bank AG(b)	5/15/2021	1,821	4.42%	3 month LIBOR	(402,826)
Deutsche Bank AG(b)	5/15/2021	1,815	4.45%	3 month LIBOR	(408,820)

					$25,877,850

(a)	Portfolio pays the floating rate and receives the fixed rate.
(b)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$132,560,468	$(272,170)
Level 2 – Other Significant Observable Inputs	73,438,381	(923,218)
Level 3 – Significant Unobservable Inputs	—	26,801,068

Total	$205,998,849	$25,605,680

*         Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments (OFI)

Balance as of 1/28/08
(commencement of Portfolio)	—	—
Realized gain (loss)	—	—	*
Change in unrealized appreciation (depreciation)	—	$26,801,068	**
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	—	$26,801,068

*	The realized loss incurred during the period for other financial instruments was $1,300.

**

The amount of total gains or losses for the year ended December 31, 2008 included in changes in net assets attributable to the change in unrealized gains or losses relating to assets still held at the reporting date was $26,801,068.

The industry classification of investments and assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund	59.8%
U.S. Treasury Obligations	18.1
U.S. Government Mortgage-Backed Obligations	12.6
U.S. Government Agency Obligations	1.3
Asset-Backed Securities	0.3
Capital Goods	0.2
Commercial Mortgage-Backed Securities	0.2
Consumer	0.2
Food	0.2

92.9
Assets in excess of other liabilities	7.1

Net Assets	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2015 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investment, at value:
Affiliated investments (cost $132,560,468)	$132,560,468
Unaffiliated investments (cost $69,097,598)	73,438,381
Unrealized appreciation on swap agreements	32,951,991
Receivable for investments sold	1,618,632
Dividends and interest receivable	187,189
Receivable for fund share sold	51,482
Due from broker-variation margin	41,578
Prepaid expenses	341

Total Assets	240,850,062

LIABILITIES:
Payable for investments purchased	11,331,990
Unrealized depreciation on swap agreements	7,074,141
Payable for fund share repurchased	347,245
Advisory fees payable	122,740
Shareholder servicing fees payable	73,326
Accrued expenses and other liabilities	44,720
Payable to custodian	5,526

Total Liabilities	18,999,688

NET ASSETS	$221,850,374

Net assets were comprised of:
Paid-in capital	$190,690,205
Retained earnings	31,160,169

Net assets, December 31, 2008	$221,850,374

Net asset value and redemption price per share, $221,850,374 / 19,301,715 outstanding shares of beneficial interest	$11.49

STATEMENT OF OPERATIONS
For the Period January 28, 2008* through December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$1,467,316
Unaffiliated interest	145,005

1,612,321

EXPENSES
Advisory fees	477,959
Shareholder servicing fees and expenses	73,326
Custodian and accounting fees	45,000
Audit fee	24,000
Transfer agent’s fees and expenses	17,000
Shareholders’ reports	11,000
Trustees’ fees	8,000
Legal fees and expenses	7,000
Interest expense (Note 7)	55
Miscellaneous	4,464

Total expenses	667,804

NET INVESTMENT INCOME	944,517

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	245,579
Futures transactions	13,300
Swaps agreement transactions	10,310

269,189

Net change in unrealized appreciation (depreciation) on:
Investments	4,340,783
Futures	(272,170)
Swap agreements	25,877,850

29,946,463

NET GAIN ON INVESTMENTS	30,215,652

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,160,169

STATEMENT OF CHANGES IN NET ASSETS

January 28, 2008* through December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$944,517
Net realized gain on investment transactions	269,189
Net change in unrealized appreciation (depreciation) on investments	29,946,463

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	31,160,169

FUND SHARE TRANSACTIONS:
Fund shares sold [28,150,681 shares]	284,844,231
Fund shares repurchased [8,848,966 shares]	(94,154,026)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	190,690,205

TOTAL INCREASE IN NET ASSETS	221,850,374
NET ASSETS:
Beginning of period	—

End of period	$221,850,374

   *Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Rating† (Unaudited)	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 51.2%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Morgan Stanley Capital I, Series 2006-HQ10, Class A2 (cost $382,317)
5.283%	11/12/41	Aaa	$465	$392,500

CORPORATE BONDS — 0.7%
Capital Goods — 0.2%
United Technologies Corp., Sr. Unsec’d. Notes
6.125%	02/01/19	A2	310	331,667

Consumer — 0.3%
Procter & Gamble Co., Sr. Unsec’d. Notes
4.60%	01/15/14	Aa3	425	445,359

Food — 0.2%
Kraft Foods, Inc., Sr. Unsec’d. Notes
6.75%	02/19/14	Baa2	275	285,386

TOTAL CORPORATE BONDS (cost $1,009,118)				1,062,412

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%
Federal Farm Credit Bank
5.125%	08/25/16		525	600,753
Federal Home Loan Mortgage Corp.
4.875%	06/13/18		525	603,378

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,083,023)				1,204,131

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 16.9%
Federal Home Loan Mortgage Corp.
5.50%	TBA 30 YR		8,000	8,187,504
Federal National Mortgage Association
5.00%	06/01/35		5,573	5,697,367
5.50%	02/01/34-04/01/36		5,931	6,090,462
5.50%	TBA 30 YR		2,000	2,050,000
6.00%	06/01/36		3,966	4,088,618
6.00%	TBA 30 YR		2,000	2,058,750

TOTAL U.S. GOVERNMENT MORTGAGE–BACKED OBLIGATIONS (cost $27,666,992)				28,172,701

Interest Rate	Maturity Date	Moody’s Rating† (Unaudited)	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS — 32.7%
United States Treasury Notes
1.50%	12/31/13		$7,275	$7,258,514
3.75%	11/15/18		1,995	2,258,400
United States Treasury Strip
2.99%(b)(c)	11/15/18		27,725	20,673,506
2.94%(b)	11/15/18		21,660	16,232,978
3.22%(b)	11/15/19		2,950	2,089,146
3.94%(b)	05/15/20		2,800	1,925,454
3.36%(b)	05/15/21		5,900	3,905,299

TOTAL U.S. TREASURY OBLIGATIONS (cost $47,721,296)				54,343,297

TOTAL LONG-TERM INVESTMENTS (cost $77,862,746)				85,175,041

			Shares

SHORT-TERM INVESTMENT— 43.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $72,423,518; Note 4)(a)			72,423,518	72,423,518

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 94.8% (cost $150,286,264)				157,598,559

			Principal Amount (000)#

SECURITY SOLD SHORT — (3.1)%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION
Federal National Mortgage Association, 5.00%, TBA 30 YR (proceeds received $5,051,563)			$5,000	(5,104,690)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 91.7% (cost $145,234,701)				152,493,869
Other assets in excess of other liabilities(d) — 8.3%				13,818,766

NET ASSETS — 100.0%				$166,312,635

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2018 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviation is used in Portfolio descriptions:

TBA	To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.

†	The ratings reflected are as of December 31, 2008. Ratings of certain bonds may have changed subsequent to that date.

(a)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as Manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(b)	Represents a zero coupon bond. Rate shown reflects the effective yield at reporting date.

(c)	Security segregated as collateral for futures contracts.

(d)	Other assets in excess of other liabilities include unrealized appreciation (depreciation) on futures contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation (Depreciation)

Long Position:
50	5 Year U.S. Treasury Notes	Mar 09	5,961,201	5,952,734	$(8,467)

Short Positions:
42	Euro Bond	Mar 09	10,338,699	10,388,700	(50,001)
2	2 Year U.S. Treasury Notes	Mar 09	432,865	436,125	(3,260)
38	10 Year U.S. Treasury Bonds	Mar 09	4,815,779	4,778,500	37,279
6	U.S. Long Bonds	Mar 09	802,798	828,281	(25,483)

					(41,465)

					$(49,932)

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

Citibank, NA(a)	12/31/2018	$4,855	4.31%	3 month LIBOR	$877,056
Deutsche Bank AG(a)	12/31/2018	4,997	4.38%	3 month LIBOR	1,014,796
JPMorgan Chase Bank(a)	12/31/2018	839	4.64%	3 month LIBOR	186,222
JPMorgan Chase Bank(a)	12/31/2018	1,510	4.59%	3 month LIBOR	326,390
JPMorgan Chase Bank(a)	12/31/2018	2,550	4.21%	3 month LIBOR	421,668
JPMorgan Chase Bank(a)	12/31/2018	2,654	4.74%	3 month LIBOR	632,458
JPMorgan Chase Bank(a)	12/31/2018	3,200	4.83%	3 month LIBOR	791,307
JPMorgan Chase Bank(a)	12/31/2018	3,701	4.37%	3 month LIBOR	678,970
JPMorgan Chase Bank(a)	12/31/2018	6,501	4.36%	3 month LIBOR	1,215,405
JPMorgan Chase Bank(a)	12/31/2018	7,210	4.20%	3 month LIBOR	1,197,869
JPMorgan Chase Bank(a)	12/31/2018	26,200	4.10%	3 month LIBOR	3,985,547
Merrill Lynch Capital Services, Inc.(a)	12/31/2018	6,950	4.60%	3 month LIBOR	1,492,513
Merrill Lynch Capital Services, Inc.(a)	12/31/2018	10,500	4.25%	3 month LIBOR	1,790,145
Merrill Lynch Capital Services, Inc.(a)	12/31/2018	11,680	4.21%	3 month LIBOR	1,953,597
Merrill Lynch Capital Services, Inc.(a)	12/31/2018	21,000	4.21%	3 month LIBOR	3,499,440
Merrill Lynch Capital Services, Inc.(a)	12/31/2018	29,000	4.46%	3 month LIBOR	5,691,540

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2018 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank(b)	12/10/2011	$1,000	2.34%	3 month LIBOR	$(14,900)
JPMorgan Chase Bank(b)	10/27/2013	11,760	3.54%	3 month LIBOR	(735,275)
JPMorgan Chase Bank(b)	12/31/2018	2,501	2.35%	3 month LIBOR	74,115
JPMorgan Chase Bank(b)	12/31/2018	4,541	4.62%	3 month LIBOR	(972,132)
JPMorgan Chase Bank(b)	12/31/2018	6,478	3.37%	3 month LIBOR	(469,432)
JPMorgan Chase Bank(b)	12/31/2018	10,001	4.12%	3 month LIBOR	(1,559,901)
JPMorgan Chase Bank(b)	12/31/2018	16,700	2.23%	3 month LIBOR	692,891
Deutsche Bank AG(b)	11/15/2019	1,660	4.55%	3 month LIBOR	(363,819)
Deutsche Bank AG(b)	5/15/2020	1,578	4.25%	3 month LIBOR	(292,699)
Deutsche Bank AG(b)	5/15/2021	1,543	4.45%	3 month LIBOR	(347,556)
Deutsche Bank AG(b)	5/15/2021	1,548	4.42%	3 month LIBOR	(342,460)

					$21,423,755

(a)	Portfolio pays the floating rate and receives the fixed rate.

(b)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$72,423,518	$(49,932)
Level 2 – Other Significant Observable Inputs – Long	85,175,041	(750,175)
Level 2 – Other Significant Observable Inputs – Short	(5,104,690)	—
Level 3 – Significant Unobservable Inputs	—	22,173,930

Total	$152,493,869	$21,373,823

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments (OFI)

Balance as of 1/28/08 (commencement of Portfolio)	—	—
Realized gain (loss)	—	—	*
Change in unrealized appreciation (depreciation)	—	$22,173,930	**
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	—	$22,173,930

*	The realized loss incurred during the period for other financial instruments was $184,000.

**

The amount of total gains or losses for the year ended December 31, 2008 included in changes in net assets attributable to the change in unrealized gains or losses relating to assets still held at the reporting date was $22,173,930.

The industry classification of investments and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund	43.6%
U.S. Treasury Obligations	32.7
U.S. Government Mortgage-Backed Obligations	16.9
U.S. Government Agency Obligations	0.7
Consumer	0.3
Capital Goods	0.2
Commercial Mortgage-Backed Securities	0.2
Food	0.2

94.8
Security Sold Short	(3.1)
Other assets in excess of other liabilities	8.3

Net Assets	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2018 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $77,862,746)	$85,175,041
Affiliated investments (cost $72,423,518)	72,423,518
Unrealized appreciation on swap agreements	26,521,927
Receivable for investments sold	13,283,411
Dividends and interest receivable	135,482
Due from broker-variation margin	54,631
Receivable for fund share sold	10,287
Prepaid expenses	61

Total Assets	197,604,358

LIABILITIES:
Payable for investments purchased	20,423,921
Security sold short, at value (proceeds received $5,051,563)	5,104,690
Unrealized depreciation on swap agreements	5,098,172
Payable for fund share repurchased	458,923
Advisory fees payable	94,477
Accrued expenses and other liabilities	61,666
Shareholder servicing fees payable	49,353
Payable to custodian	521

Total Liabilities	31,291,723

NET ASSETS	$166,312,635

Net assets were comprised of:
Paid-in capital	$131,839,572
Retained earnings	34,473,063

Net assets, December 31, 2008	$166,312,635

Net asset value and redemption price per share, $166,312,635 / 13,595,604 outstanding shares of beneficial interest	$12.23

STATEMENT OF OPERATIONS
For the Period January 28, 2008* through December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$872,222
Unaffiliated interest	138,596

1,010,818

EXPENSES
Advisory fees	322,050
Shareholder servicing fees and expenses	49,353
Custodian and accounting fees	45,000
Audit fee	24,000
Transfer agent’s fees and expenses	18,000
Shareholders’ reports	10,000
Trustees’ fees	9,000
Legal fees and expenses	7,000
Interest expense (Note 7)	186
Miscellaneous	6,573

Total expenses	491,162

NET INVESTMENT INCOME	519,656

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	157,555
Futures transactions	161,708
Swap agreement transactions	5,001,153

5,320,416

Net change in unrealized appreciation (depreciation) on:
Investments	7,312,295
Futures	(49,932)
Swap agreements	21,423,755
Short sale	(53,127)

28,632,991

NET GAIN ON INVESTMENTS	33,953,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,473,063

STATEMENT OF CHANGES IN NET ASSETS

January 28, 2008* through December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$519,656
Net realized gain on investment transactions	5,320,416
Net change in unrealized appreciation (depreciation) on investments	28,632,991

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,473,063

FUND SHARE TRANSACTIONS:
Fund share sold [25,622,522 shares]	262,886,758
Fund share repurchased [12,026,918 shares]	(131,047,186)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	131,839,572

TOTAL INCREASE IN NET ASSETS	166,312,635
NET ASSETS:
Beginning of period	—

End of period	$166,312,635

   * Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 50.8%

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Morgan Stanley Capital I, Series 2006-HQ10, Class A2 (cost $267,211)	Aaa	5.283%	11/12/41	$325	$274,328

CORPORATE BONDS — 0.6%
Capital Goods — 0.2%
United Technologies Corp., Sr. Unsec’d. Notes	A2	6.125%	02/01/19	215	230,027

Consumer — 0.2%
Procter & Gamble Co., Sr. Unsec’d. Notes	Aa3	4.60%	01/15/14	300	314,371

Food — 0.2%
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.75%	02/19/14	200	207,553

TOTAL CORPORATE BONDS (cost $714,378)					751,951

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
Federal Farm Credit Bank		5.125%	08/25/16	615	703,740
Federal Home Loan Mortgage Corp.		4.875%	06/13/18	455	522,927

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,104,542)					1,226,667

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 15.0%
Federal Home Loan Mortgage Corp.		5.50%	TBA 30 YR	5,000	5,117,189
Federal National Mortgage Association		5.00%	06/01/35	3,744	3,827,787
Federal National Mortgage Association		5.50%	02/01/34-04/01/36	3,961	4,067,728
Federal National Mortgage Association		5.50%	TBA 30 YR	1,500	1,537,500
Federal National Mortgage Association		6.00%	06/01/36	1,983	2,044,309
Federal National Mortgage Association		6.00%	TBA 30 YR	2,000	2,058,750

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $18,319,699)					18,653,263

U.S. TREASURY OBLIGATIONS — 34.0%
United States Treasury Note		3.75%	11/15/18	680	769,780
United States Treasury Note		1.50%	12/31/13	2,785	2,778,689
United States Treasury Strip(b)(c)		3.22%	11/15/19	50,080	35,465,906
United States Treasury Strip(b)		3.94%	05/15/20	1,700	1,169,025
United States Treasury Strip(b)		3.36%	05/15/21	3,400	2,250,511

TOTAL U.S. TREASURY OBLIGATIONS (cost $37,034,593)					42,433,911

TOTAL LONG-TERM INVESTMENTS (cost $57,440,423)					63,340,120

				Shares

SHORT-TERM INVESTMENT — 42.5%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series(a) (cost $52,937,310; Note 4)				52,937,310	52,937,310

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 93.3% (cost $110,377,733)					116,277,430

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2019 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

SECURITY SOLD SHORT — (2.4)%

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
Federal National Mortgage Association (proceeds received $3,030,937)	5.00%	TBA 30 YR	$3,000	$(3,062,814)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 90.9% (cost $107,346,796)				113,214,616
Other assets in excess of liabilities(d) — 9.1%				11,385,295

NET ASSETS — 100.0%				$124,599,911

The following abbreviation is used in Portfolio descriptions:

TBA	To Be Announced

†	The ratings reflected are as of December 31, 2008. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as Manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(b)	Represents zero coupon bond. Rate shown reflects the effective yield at reporting date.

(c)	Segregated as collateral for futures contracts.

(d)	Other assets in excess of liabilities includes unrealized appreciation (depreciation) on futures contracts and interest rate swaps as follows:

Futures contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation (Depreciation)

Long Position:
44	U.S. Treasury 5 Yr. Note	Mar. 09	$5,236,720	$5,238,406	$1,686

Short Positions:
24	Euro Bond	Mar. 09	5,907,828	5,936,400	(28,572)
2	U.S. Treasury 2 Yr. Note	Mar. 09	432,865	436,125	(3,260)
14	U.S. Treasury 10 Yr. Note	Mar. 09	1,754,763	1,760,500	(5,737)
2	U.S. Long Bond	Mar. 09	265,834	276,093	(10,259)

					(47,828)

					$(46,142)

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2019 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

JP Morgan Chase Bank(a)	12/31/2019	$5,220	4.26000%	3 month LIBOR	$958,810
Merrill Lynch Capital Services(a)	12/31/2019	10,500	4.26510%	3 month LIBOR	1,938,510
JP Morgan Chase Bank(a)	12/31/2019	7,050	4.42366%	3 month LIBOR	1,460,798
Deutsche Bank AG(a)	12/31/2019	4,995	4.47589%	3 month LIBOR	1,144,693
Merrill Lynch Capital Services(a)	12/31/2019	6,800	4.49979%	3 month LIBOR	1,461,796
Merrill Lynch Capital Services(a)	12/31/2019	14,000	4.63476%	3 month LIBOR	3,291,400
JP Morgan Chase Bank(a)	12/31/2019	1,780	4.65544%	3 month LIBOR	427,191
JP Morgan Chase Bank(a)	12/31/2019	934	4.69041%	3 month LIBOR	229,070
JP Morgan Chase Bank(a)	12/31/2019	3,995	4.70044%	3 month LIBOR	996,151
JP Morgan Chase Bank(a)	12/31/2019	2,159	4.79535%	3 month LIBOR	568,421
JP Morgan Chase Bank(a)	12/31/2019	5,376	4.81000%	3 month LIBOR	1,420,382
JP Morgan Chase Bank(a)	12/31/2019	3,700	4.88624%	3 month LIBOR	1,014,484
Merrill Lynch Capital Services(b)	12/31/2019	1,200	4.67421%	3 month LIBOR	(284,784)
Merrill Lynch Capital Services(b)	12/31/2019	1,900	4.26433%	3 month LIBOR	(348,859)
Deutsche Bank AG(b)	5/15/2020	957	4.24636%	3 month LIBOR	(177,445)
JP Morgan Chase Bank(b)	12/31/2019	2,701	4.14389%	3 month LIBOR	(455,162)
JP Morgan Chase Bank(b)	10/27/2013	8,140	3.53500%	3 month LIBOR	(508,940)
Merrill Lynch Capital Services(a)	12/31/2019	3,500	4.22556%	3 month LIBOR	626,395
Deutsche Bank AG(b)	5/15/2021	892	4.41939%	3 month LIBOR	(197,350)
Deutsche Bank AG(b)	5/15/2021	889	4.44614%	3 month LIBOR	(200,287)
Deutsche Bank AG(b)	11/15/2019	957	4.54574%	3 month LIBOR	(209,658)
Merrill Lynch Capital Services(b)	12/31/2019	1,100	4.41850%	3 month LIBOR	(226,006)
Merrill Lynch Capital Services(b)	12/31/2019	1,000	3.73594%	3 month LIBOR	(118,580)
Merrill Lynch Capital Services(b)	12/31/2019	2,550	3.29624%	3 month LIBOR	(167,586)
Merrill Lynch Capital Services(b)	12/31/2019	3,200	3.26389%	3 month LIBOR	(198,272)
Merrill Lynch Capital Services(b)	12/31/2019	940	3.06692%	3 month LIBOR	(33,840)
Merrill Lynch Capital Services(a)	12/31/2019	3,300	4.43428%	3 month LIBOR	677,721
JP Morgan Chase Bank(a)	12/31/2019	2,200	4.38316%	3 month LIBOR	434,722
JP Morgan Chase Bank(a)	12/31/2019	10,600	4.13691%	3 month LIBOR	1,757,330
JP Morgan Chase Bank(a)	12/31/2019	8,000	4.61543%	3 month LIBOR	1,831,123
JP Morgan Chase Bank(b)	12/31/2019	7,300	4.67037%	3 month LIBOR	(1,725,635)
Merrill Lynch Capital Services(a)	12/31/2019	2,500	4.59695%	3 month LIBOR	566,475
Merrill Lynch Capital Services(a)	12/31/2019	4,200	4.77375%	3 month LIBOR	1,053,150
Merrill Lynch Capital Services(b)	12/31/2019	2,000	3.01452%	3 month LIBOR	(60,480)
Merrill Lynch Capital Services(b)	12/31/2019	1,850	3.05191%	3 month LIBOR	(63,862)
JP Morgan Chase Bank(b)	12/10/2011	700	2.33500%	3 month LIBOR	(10,430)
Merrill Lynch Capital Services(b)	12/31/2019	1,300	2.85613%	3 month LIBOR	(17,147)
JP Morgan Chase Bank(b)	12/31/2019	4,100	2.26772%	3 month LIBOR	197,064

					$17,051,363

(a)	Portfolio pays the floating rate and receives the fixed rate.

(b)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2019 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$52,937,310	$(46,142)
Level 2 – Other Significant Observable Inputs – Long	63,340,120	(519,370)
Level 2 – Other Significant Observable Inputs – Short	(3,062,814)	—
Level 3 – Significant Unobservable Inputs	—	17,570,733

Total	$113,214,616	$17,005,221

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments (OFI)

Balance as of 1/28/08 (commencement of Portfolio)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	$17,570,733	**
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	—	$17,570,733

**

The amount of total gains or losses for the year ended December 31, 2008 included in changes in net assets attributable to the change in unrealized gains or losses relating to assets still held at the reporting date was $17,570,733.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund	42.5%
U.S. Treasury Obligations	34.0
U.S. Government Mortgage-Backed Obligations	15.0
U.S. Government Agency Obligations	1.0
Capital Goods	0.2
Commerical Mortgage-Backed Securities	0.2
Consumer	0.2
Food	0.2

93.3
Security Sold Short	(2.4)
Other assets in excess of liabilities	9.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2019 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $57,440,423)	$63,340,120
Affiliated investments (cost $52,937,310)	52,937,310
Unrealized appreciation on swap agreements	22,055,686
Receivable for investments sold	8,140,417
Dividends and interest receivable	91,596
Receivable for fund share sold	31,218
Due from broker-variation margin	6,294

Total Assets	146,602,641

LIABILITIES:
Payable for investments purchased	13,754,615
Unrealized depreciation on swap agreements	5,004,323
Security sold short, at value (proceeds received $3,030,937)	3,062,814
Advisory fees payable	67,714
Accrued expenses and other liabilities	65,993
Shareholder servicing fees payable	36,474
Payable for fund share repurchased	10,797

Total Liabilities	22,002,730

NET ASSETS	$124,599,911

Net assets were comprised of:
Paid-in capital	$101,283,471
Retained earnings	23,316,440

Net assets, December 31, 2008	$124,599,911

Net asset value and redemption price per share, $124,599,911 / 10,120,040 outstanding shares of beneficial interest	$12.31

STATEMENT OF OPERATIONS
For the Period January 28, 2008* through December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$633,660
Unaffiliated interest income	90,686

724,346

EXPENSES
Advisory fees	239,657
Custodian and accounting fees	45,000
Shareholder servicing fees and expenses	36,474
Audit fee	24,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	17,000
Trustees’ fees	8,000
Legal fees and expenses	7,000
Interest expense (Note 7)	23
Miscellaneous	3,910

Total expenses	400,064
Less: advisory fee waiver and expense reimbursement	(28,184)

Net expenses	371,880

NET INVESTMENT INCOME	352,466

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(60,046)
Futures transactions	144,742
Swap agreement transactions	6,237

90,933

Net change in unrealized appreciation (depreciation) on:
Investments	5,899,697
Short sales	(31,877)
Futures	(46,142)
Swap agreements	17,051,363

22,873,041

NET GAIN ON INVESTMENTS	22,963,974

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,316,440

STATEMENT OF CHANGES IN NET ASSETS

January 28, 2008* through December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$352,466
Net realized gain on investment transactions	90,933
Net change in unrealized appreciation (depreciation) on investments	22,873,041

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,316,440

FUND SHARE TRANSACTIONS:
Fund share sold [13,097,976 shares]	134,342,945
Fund share repurchased [2,977,936 shares]	(33,059,474)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	101,283,471

TOTAL INCREASE IN NET ASSETS	124,599,911
NET ASSETS:
Beginning of period	—

End of period	$124,599,911

   * Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 70.8%
ASSET-BACKED SECURITIES — 0.2%
Ford Credit Auto Owner Trust, Series 2008-C, Class A3 (cost $700,000)	Aaa	2.62	%(c)	06/15/12		$700	$634,813

BANK NOTES(c) — 7.4%
AES Corp., Term B (original cost $2,000,767; purchased 05/21/08)(f)(g)	Ba+	7.96%		04/30/10		2,000	1,685,223
Alltel Communications LLC, Term (original cost $986,259; purchased 08/11/2008)(f)(g)	Ba-	3.94%		05/15/15		997	976,463
Calpine Corp. (original cost $942,626; purchased 07/25/2008)(f)(g)	B+(d)	4.34%		03/29/14		997	731,728
Chrysler Financial, Term, 144A (original cost $2,814,375; purchased 07/31/07, 11/28/07)(f)(g)	Caa	6.00%		08/03/12		2,963	1,491,829
Community Health System, Term B (original cost $46,404; purchased 06/28/2007)(f)(g)	Ba	4.00%		07/02/14		46	35,974
Community Health System, Term B (original cost $110,729; purchased 05/29/08)(f)(g)	Ba	4.44%		07/25/14		111	85,843
Community Health System, Term B (original cost $761,343; purchased 06/20/07 – 12/17/08)(f)(g)	Ba	4.45%		07/02/14		797	617,562
CSC Holdings, Inc., Term B	Baa-	2.95%		02/24/13		5	4,248
CSC Holdings, Inc., Term B (original cost $1,953,347; purchased 05/04/06 – 07/12/07)(f)(g)	Baa-	2.95%		02/24/13		1,945	1,652,439
Ferrellgas, Notes (original cost $1,015,000; purchased 06/03/08)(f)(g)	B+(d)	8.87%		08/01/09		1,000	964,928
First Data Corp. (original cost $950,622; purchased 07/25/08, 12/24/08)(f)(g)	Ba-	3.21%		09/24/14		995	668,401
Ford Motor Co., Term B (original cost $3,970,805; purchased 12/26/06 – 05/21/08)(f)(g)	B(d)	5.00%		11/29/13		4,193	1,682,406
Georgia Pacific Corp., (original cost $29,155; purchased 12/23/08)(f)(g)	Ba+	3.46%		12/20/12		29	23,892
Georgia Pacific Corp., Term Loan B (original cost $29,365; purchased 02/12/08)(f)(g)	Ba+	2.08%		12/20/12		33	26,496
Georgia Pacific Corp., Term Loan B (original cost $43,732; purchased 02/12/08)(f)(g)	Ba+	3.69%		12/20/12		49	39,460
Georgia Pacific Corp., Term Loan B (original cost $699,708; purchased 02/12/08)(f)(g)	Ba+	3.69%		12/20/12		777	631,357
HCA, Inc., Term B (original cost $1,473,750; purchased 11/14/2006)(f)(g)	Ba-	3.71%		11/16/13		1,474	1,152,288
Local Insight, Term B (original cost $673,313; purchased 04/21/08)(f)(g)	Ba-	7.77%		04/21/15		748	344,137
Nordic Telephone, Term B (Denmark) (original cost $623,310; purchased 05/04/06)(f)(g)	Ba+	5.45%		11/30/14	EUR	484	583,373
Nordic Telephone, Term C (Denmark) (original cost $874,556; purchased 05/04/06)(f)(g)	Ba+	5.70%		11/30/14	EUR	678	788,222
Nuveen Investments (original cost $256,587; purchased 11/02/07)(f)(g)	Ba-	3.46%		11/02/14		259	98,488
Nuveen Investments (original cost $64,795; purchased 09/30/08)(f)(g)	Ba-	3.47%		11/02/14		65	24,622
Nuveen Investments (original cost $10,194; purchased 05/21/08)(f)(g)	Ba-	4.46%		11/02/14		10	3,910
Nuveen Investments (original cost $160,460; purchased 04/14/08)(f)(g)	Ba-	4.47%		11/02/14		162	61,555
Quicksilver (original cost $458,224; purchased 08/05/08)(f)(g)	Ba-	7.75%		08/05/13		468	301,586
Roundy’s, Inc., Term B	Ba-	4.19%		10/27/11		4	3,087
Roundy’s, Inc., Term B (original cost $869,819; purchased 11/07/08)(f)(g)	Ba-	4.19%		10/27/11		870	598,001
Roundy’s, Inc., Term B (original cost $884,055; purchased 03/28/07 – 12/17/08)(f)(g)	Ba-	4.63%		10/27/11		890	611,972

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

BANK NOTES (Continued)
Thomson Learning, Term B (original cost $2,053,338; purchased 06/27/07, 07/01/08)(f)(g)	B+(d)	2.96%		06/27/14		$2,074	$1,339,873
Travelport Synthetic (original cost $269,227; purchased 11/13/06)(f)(g)	Ba	3.71%		08/01/13		268	113,591
Travelport Term Loan (original cost $1,339,905; purchased 11/13/06)(f)(g)	Ba	2.71%		08/22/13		1,334	566,112
Tribune Co., Term B (original cost $1,103,360; purchased 06/18/08)(f)(g)	Ba	5.25%		06/04/14		1,457	264,613
Tribune Co., Term X (original cost $81,994; purchased 05/17/07, 10/09/07)(f)(g)	D(d)	7.08%		05/30/09		82	22,474
TXU Corp., Term B3 (original cost $11,335; purchased 09/30/08)(f)(g)	Ba-	3.96%		10/10/14		11	7,835
TXU Corp., Term B3 (original cost $1,406,011; purchased 07/25/08 – 11/11/08)(f)(g)	Ba-	5.37%		10/10/14		1,485	1,026,428
Univision Communications, Inc., Term B (original cost $1,879,195; purchased 03/16/07 – 11/07/07)(f)(g)	B(d)	2.71%		09/15/14		1,879	748,545
Univision Communications, Inc., Term DD (original cost $120,805; purchased 10/19/07 – 05/06/08)(f)(g)	B+(d)	2.71%		09/15/14		121	48,121
UPC Broadband Holdings, Term M (Netherlands) (original cost $2,530,546; purchased 04/05/07)(f)(g)	Ba-	5.61%		12/31/14	EUR	1,883	1,757,280
VNU/NielseN Finance LLC, Term B (original cost $753,455; purchased 11/11/08)(f)(g)	B+(d)	3.83%		08/09/13		753	507,169
VNU/NielseN Finance LLC, Term B (original cost $2,191,431; purchased 11/13/06, 05/21/08)(f)(g)	B+(d)	4.39%		08/09/13		2,179	1,466,788
Wind Acquisitions Finance, Term B (original cost $491,807; purchased 12/07/06 – 10/16/08)(f)(g)	B-(d)	11.75%		12/21/11		492	404,921
WM Wrigley Jr. Co., Term B (original cost $495,000; purchased 08/12/08)(f)(g)	Ba+	7.75%		07/17/14		500	476,805

TOTAL BANK NOTES (cost $37,530,384)							24,640,045

CORPORATE BONDS — 61.0%
Advertising — 0.3%
R.H. Donnelley Corp., Gtd. Notes, 144A (original cost $75,000; purchased 09/02/08)(f)(g)	B1	11.75%		05/15/15		100	24,500
R.H. Donnelley Corp., Sr. Unsec’d. Notes	Caa1	8.875%		01/15/16		1,675	251,250
R.H. Donnelley Corp., Sr. Unsec’d. Notes(a)	Caa1	8.875%		10/15/17		4,400	660,000

							935,750

Automotive — 2.5%
Allison Transmission, Inc., Gtd. Notes, 144A (original cost $1,586,563; purchased 12/11/07 – 11/12/08)(a)(f)(g)	Caa1	11.00%		11/01/15		1,700	833,000
ArvinMeritor, Inc., Gtd. Notes(a)	B3	8.125%		09/15/15		3,300	1,485,000
ArvinMeritor, Inc., Gtd. Notes	B3	8.75%		03/01/12		625	337,500
Cooper-Standard Automotive, Inc., Gtd. Notes	Caa1	7.00%		12/15/12		1,400	420,000
General Motors Corp., Sr. Unsec’d. Notes	C	7.40%		09/01/25		570	94,050
General Motors Corp., Sr. Unsec’d. Notes(a)	C	7.70%		04/15/16		1,175	217,375
General Motors Corp., Sr. Unsec’d. Notes(a)	C	8.25%		07/15/23		1,505	248,325
Goodyear Tire & Rubber Co. (The), Gtd. Notes	B1	6.318	%(c)	12/01/09		575	523,250
Goodyear Tire & Rubber Co. (The), Sr. Unsec’d. Notes	B2	7.857%		08/15/11		250	207,500
Tenneco, Inc., Gtd. Notes	B2	8.125%		11/15/15		1,245	572,700
Tenneco, Inc., Sr. Sec’d. Notes	Ba3	10.25%		07/15/13		1,325	821,500
TRW Automotive, Inc., Gtd. Notes, 144A (original cost $4,263,075; purchased 06/27/07 – 08/26/08)(a)(f)(g)	B2	7.00%		03/15/14		4,760	2,522,800

							8,283,000

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Business Services — 0.6%
NSG Holdings LLC, Sr. Sec’d. Notes, 144A (original cost $2,435,338; purchased 03/06/07 – 06/03/08)(f)(g)	Ba2	7.75%		12/15/25		$2,435	$1,899,300

Cable — 2.4%
Charter Communications Operating LLC, Sec’d. Notes, 144A (original cost $1,702,000; purchased 04/15/08 – 06/05/08)(f)(g)	B3	8.375%		04/30/14		1,750	1,338,750
CSC Holdings, Inc., Sr. Unsec’d. Notes(a)	B1	7.625%		07/15/18		2,775	2,164,500
CSC Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $202,500; purchased 09/02/08)(f)(g)	B1	8.50%		06/15/15		200	176,000
Echostar DBS Corp., Gtd. Notes	Ba3	6.375%		10/01/11		270	251,100
Echostar DBS Corp., Gtd. Notes	Ba3	6.625%		10/01/14		2,000	1,670,000
Echostar DBS Corp., Gtd. Notes(a)	Ba3	7.00%		10/01/13		1,800	1,561,500
Echostar DBS Corp., Gtd. Notes	Ba3	7.125%		02/01/16		1,110	926,850

							8,088,700

Chemicals — 1.0%
Ineos Group Holdings PLC, Gtd. Notes (United Kingdom) (original cost $624,625; purchased 01/31/06 – 04/22/08)(f)(g)	Caa2	7.875%		02/15/16	EUR	650	108,423
Ineos Group Holdings PLC, Sec’d. Notes, 144A (United Kingdom) (original cost $1,757,056; purchased 01/11/07 – 05/05/08)(a)(f)(g)	Caa2	8.50%		02/15/16		2,095	188,550
KRATON Polymers LLC, Gtd. Notes	Caa1	8.125%		01/15/14		1,010	404,000
Nalco Co., Gtd. Notes	B3	8.875%		11/15/13		2,125	1,795,625
Rockwood Specialties Group, Inc., Gtd. Notes	B3	7.625%		11/15/14	EUR	800	756,186

							3,252,784

Commercial Services — 0.5%
ARAMARK Corp., Gtd. Notes	B3	6.693	%(c)	02/01/15		550	415,250
ARAMARK Corp., Gtd. Notes	B3	8.50%		02/01/15		1,500	1,357,500

							1,772,750

Computer Services & Software — 0.8%
First Data Corp., Gtd. Notes(a)	B3	9.875%		09/24/15		4,525	2,737,625

Containers & Packaging — 1.2%
Berry Plastics Corp., Sr. Sec’d. Notes	B1	5.844	%(c)	02/15/15		1,025	707,250
Berry Plastics Holding Corp., Sr. Sec’d. Notes	Caa1	8.875%		09/15/14		1,050	456,750
Crown Americas LLC, Gtd. Notes	B1	7.75%		11/15/15		975	970,125
Norampac Industries, Inc., Gtd. Notes (Canada)	Ba3	6.75%		06/01/13		850	382,500
OI European Group BV, Gtd. Notes (Netherlands)	Ba3	6.875%		03/31/17	EUR	1,500	1,522,102

							4,038,727

Diversified — 0.3%
Actuant Corp., Gtd. Notes	Ba2	6.875%		06/15/17		1,140	857,850

Diversified Financial Services — 5.3%
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	6.40%		10/02/17		2,000	2,078,356
Chukchansi Economic Development Authority, Sr. Unsec’d. Notes, 144A (original cost $697,600; purchased 04/07/05, 04/27/06)(f)(g)	B2	8.00%		11/15/13		672	310,800
Citigroup, Inc., Jr. Sub. Notes	Baa2	8.40	%(c)	04/29/49		4,500	2,971,305
El Paso Performance-Linked Trust, Sr. Unsec’d. Notes, 144A (original cost $2,986,375; purchased 07/23/08, 11/12/08)(f)(g)	Ba3	7.75%		07/15/11		2,975	2,575,606
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	5.70%		01/15/10		150	127,474
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.00%		10/01/13		825	570,015

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Diversified Financial Services (cont’d.)
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.375%		10/28/09	$175	$153,689
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.80%		06/01/12	3,360	2,357,289
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	8.00%		12/15/16	650	423,389
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	Caa1	12.00%		05/15/15	1,000	746,759
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	C	6.75%		12/01/14	230	157,239
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	C	8.00%		11/01/31	715	418,346
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(i)	NR	6.625%		01/18/12	275	26,125
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.875%		05/02/18	500	47,500
Lehman Brothers Holdings, Inc., Sub. Notes(i)	NR	7.50%		05/11/38	2,425	242
Merrill Lynch & Co., Inc., Notes, MTN(a)	Aa3	6.875%		04/25/18	1,725	1,804,395
Nuveen Investments, Inc., Sr. Notes, 144A (original cost $665,000; purchased 05/19/08)(f)(g)	Caa1	10.50%		11/15/15	700	154,875
SLM Corp., Sr. Unsec’d. Notes, MTN	Baa2	3.695	%(c)	07/26/10	350	298,718
SLM Corp., Sr. Unsec’d. Notes, MTN	Baa2	3.765	%(c)	10/25/11	2,500	1,915,920
SLM Corp., Sr. Unsec’d. Notes, MTN	Baa2	5.375%		01/15/13	400	293,250
SLM Corp., Sr. Unsec’d. Notes, MTN	Baa2	8.45%		06/15/18	100	79,062

						17,510,354

Diversified Manufacturing Operations — 0.3%
Bombardier Inc., Sr. Unsec’d. Notes, 144A (Canada) (original cost $835,000; purchased 10/23/08)(f)(g)	Ba2	8.00%		11/15/14	1,000	880,000

Electric — 7.8%
AES Corp. (The), Sr. Unsec’d. Notes	B1	7.75%		10/15/15	650	546,000
AES Corp. (The), Sr. Unsec’d. Notes(a)	B1	8.00%		10/15/17	265	217,300
AES Corp. (The), Sr. Unsec’d. Notes, 144A (original cost $1,000,000; purchased 05/14/08)(a)(f)(g)	B1	8.00%		06/01/20	1,000	775,000
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.20%		05/15/19	3,825	3,136,500
Energy Future Holdings Corp., Gtd. Notes, 144A (original cost $5,029,344; purchased 02/12/08 – 06/05/08)(a)(f)(g)	B3	10.875%		11/01/17	4,865	3,454,150
Energy Future Holdings Corp., Gtd. Notes, PIK, 144A (original cost $287,813; purchased 04/23/08 – 04/29/08)(f)(g)	B3	11.25%		11/01/17	275	133,375
Intergen NV, Sr. Sec’d. Notes, 144A (Netherlands) (original cost $2,282,844; purchased 04/11/08 – 08/26/08)(f)(g)	Ba3	9.00%		06/30/17	2,175	1,783,500
Ipalco Enterprises, Inc., Sr. Sec’d. Notes	Ba1	8.625%		11/14/11	50	46,750
Ipalco Enterprises, Inc., Sr. Sec’d. Notes, 144A (original cost $1,493,240; purchased 04/02/08 – 04/25/08)(f)(g)	Ba1	7.25%		04/01/16	1,470	1,205,400
Midwest Generation LLC, Pass-Through Certificates	Baa3	8.56%		01/02/16	104	99,654
NRG Energy, Inc., Gtd. Notes	B1	7.25%		02/01/14	1,000	935,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16	5,775	5,370,750
Oncor Electric Delivery Co., Sr. Sec’d. Notes	Baa3	7.25%		01/15/33	500	463,375
PSE&G Energy Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.50%		06/15/11	1,240	1,168,844
Reliant Energy, Inc., Sr. Sec’d. Notes	Ba3	6.75%		12/15/14	2,340	2,106,000
Sierra Pacific Resources, Sr. Unsec’d. Notes	Ba3	7.803%		06/15/12	1,250	1,169,929
Tenaska Alabama Partners LP, Sr. Sec’d. Notes, 144A (original cost $1,445,304; purchased 03/31/06 – 05/03/07)(f)(g)	Ba2	7.00%		06/30/21	1,421	1,114,440
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A (original cost $2,325,550; purchased 04/07/08 – 06/05/08)(a)(f)(g)	B3	10.50%		11/01/15	2,260	1,604,600
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, PIK, 144A (original cost $1,278,125; purchased 04/22/08)(a)(f)(g)	B3	10.50%		11/01/16	1,250	625,000

						25,955,567

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Electronic Components — 0.8%
Celestica, Inc., Sr. Sub. Notes (Canada)	B3	7.625%		07/01/13		$75	$60,750
Celestica, Inc., Sr. Sub. Notes (Canada)(a)	B3	7.875%		07/01/11		2,125	1,933,750
Communications & Power Industries, Inc., Gtd. Notes	B3	8.00%		02/01/12		750	634,687

							2,629,187

Entertainment & Leisure — 0.1%
Choctaw Resort Development Enterprise, Sr. Notes, 144A (original cost $808,860; purchased 03/29/06)(f)(g)	B1	7.25%		11/15/19		793	412,360

Environmental — 0.4%
Allied Waste North America, Inc., Sr. Sec’d. Notes	Baa3	7.25%		03/15/15		1,475	1,371,750

Financial – Bank & Trust — 3.4%
Bank of America Corp., Jr. Sub. Notes(a)	A2	8.125	%(c)	12/29/49		5,375	4,020,500
Barclays Bank PLC, Jr. Sub. Notes, 144A (United Kingdom) (original cost $1,164,475; purchased 12/20/07)(f)(g)	Aa3	5.926	%(c)	09/29/49		1,250	459,652
Barclays Bank PLC, Jr. Sub. Notes, 144A (United Kingdom) (original cost $306,630; purchased 12/13/07)(f)(g)	Aa3	7.434	%(c)	09/29/49		300	151,674
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) (original cost $1,533,030; purchased 04/29/08)(f)(g)	Aa2	7.70	%(c)	04/29/49		1,500	991,890
HBOS PLC, Sr. Sub. Notes, 144A (United Kingdom) (original cost $995,840; purchased 05/15/08)(f)(g)	Aa3	6.75%		05/21/18		1,000	880,099
Royal Bank of Scotland Group PLC, Jr. Sub. Notes, MTN (United Kingdom)	A1	7.64	%(c)	03/31/49		700	278,799
Santander Perpetual SA Unipersonal, Bank Gtd. Notes, 144A (Spain) (original cost $3,122,478; purchased 10/18/07 – 04/29/08)(a)(f)(g)	Aa2	6.671	%(c)	10/29/49		3,200	2,035,325
Societe Generale, Jr. Sub. Notes (France)	A1	6.999	%(c)	12/29/49	EUR	500	429,351
UBS Capital Jersey Ltd., Bank Gtd. Notes, MTN (Switzerland)	A1	7.152	%(c)	12/29/49	EUR	1,950	1,724,479
UBS Preferred Funding Trust V, Gtd. Notes	A1	6.243	%(c)	05/29/49		550	300,368

							11,272,137

Financial Services — 0.5%
Ferrovial CLN, MTN, Notes (United Kingdom)	Ba	9.64%		04/07/11	GBP	388	212,099
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125%		07/01/16		370	329,762
TNK-BP Finance SA, Gtd. Notes (Luxembourg)	Baa2	7.50%		07/18/16		500	262,500
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg) (original cost $297,603; purchased 03/13/07)(f)(g)	Baa2	6.625%		03/20/17		300	144,000
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg) (original cost $797,008; purchased 07/13/06)(f)(g)	Baa2	7.50%		07/18/16		800	416,000
Universal City Florida Holding Co. I/II, Sr. Notes	B3	7.943	%(c)	05/01/10		850	365,500

							1,729,861

Food — 1.1%
American Stores Co., Sr. Unsec’d. Notes	Ba3	8.00%		06/01/26		1,100	687,500
Ingles Markets, Inc., Sr. Sub. Notes	B2	8.875%		12/01/11		1,700	1,479,000
SUPERVALU, Inc., Sr. Unsec’d. Notes	Ba3	7.50%		11/15/14		1,805	1,480,100

							3,646,600

Gaming — 1.0%
Harrah’s Operating Co., Inc., Gtd. Notes, 144A (original cost $2,599,969; purchased 04/10/08 – 11/04/08)(f)(g)	Caa2	10.75%		02/01/16		3,325	947,625
MGM MIRAGE, Gtd. Notes(a)	Ba3	7.50%		06/01/16		1,480	937,950
Mirage Resorts, Inc., Gtd. Notes	Ba3	7.25%		08/01/17		300	181,500
Wynn Las Vegas Capital Corp., First Mortgage(a)	Ba2	6.625%		12/01/14		1,800	1,359,000

							3,426,075

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Healthcare & Pharmaceuticals — 3.2%
DaVita, Inc., Gtd. Notes	B1	6.625%		03/15/13		$375	$356,250
DaVita, Inc., Gtd. Notes	B2	7.25%		03/15/15		1,070	1,016,500
Fresenius Medical Care Capital Trust IV, Gtd. Notes	Ba3	7.875%		06/15/11		1,280	1,216,000
HCA, Inc., Sr. Sec’d. Notes	B2	9.125%		11/15/14		2,900	2,689,750
HCA, Inc., Sr. Sec’d. Notes	B2	9.25%		11/15/16		5,720	5,248,100
HCA, Inc., Sr. Sec’d. Notes, PIK(a)	B2	9.625%		11/15/16		125	97,500

							10,624,100

Healthcare Products — 2.2%
Biomet, Inc., Gtd. Notes(a)	B3	10.00%		10/15/17		2,235	2,145,600
Biomet, Inc., Gtd. Notes(a)	Caa1	11.625%		10/15/17		4,475	3,826,125
Biomet, Inc., Gtd. Notes, PIK	B3	10.375%		10/15/17		1,485	1,173,150

							7,144,875

Healthcare Services — 0.9%
Community Health Systems, Inc., Gtd. Notes	B3	8.875%		07/15/15		3,275	3,013,000

Insurance — 1.0%
American International Group, Inc., Jr. Sub. Debs, 144A (original cost $1,053,108; purchased 05/13/08, 05/14/08)(f)(g)	Baa1	8.175	%(c)	05/15/58		1,050	408,477
American International Group, Inc., Jr. Sub. Notes	Baa1	8.625	%(c)	05/22/38	GBP	1,600	690,121
American International Group, Inc., Sr. Unsec’d. Notes,144A (original cost $2,215,600; purchased 08/13/08 – 11/18/08)(f)(g)	A3	8.25%		08/15/18		2,800	2,049,373

							3,147,971

Machinery & Equipment — 0.2%
Chart Industries, Inc., Sr. Sub. Notes	B3	9.125%		10/15/15		700	525,000

Media & Entertainment — 2.0%
Dex Media West LLC / Dex Media Finance Co., Sr. Unsec’d. Notes	B1	8.50%		08/15/10		1,100	665,500
Dex Media, Inc., Sr. Unsec’d. Notes(a)	B3	8.00%		11/15/13		2,775	513,375
DirecTV Holdings LLC / DirecTV Financing Co., Gtd. Notes	Ba3	8.375%		03/15/13		1,975	1,965,125
Lighthouse International Co. SA, Sr. Sec’d. Notes (Luxembourg)	B3	8.00%		04/30/14	EUR	1,425	940,888
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75%		03/15/16		3,245	2,190,375
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	8.25%		04/11/10		375	369,375

							6,644,638

Metals & Mining — 0.7%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes(a)	Ba2	7.084	%(c)	04/01/15		3,490	2,303,400

Oil & Gas — 2.0%
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	7.00%		08/15/14		1,125	933,750
Citic Resources Finance Ltd., Gtd. Notes, 144A (Bermuda) (original cost $249,315; purchased 05/14/07)(f)(g)	Ba2	6.75%		05/15/14		250	162,500
Enterprise Products Operating LP, Gtd. Notes	Ba1	8.375	%(c)	08/01/66		2,550	1,402,500
OPTI Canada, Inc., Sec’d. Notes (Canada)	B2	8.25%		12/15/14		1,085	585,900
SandRidge Energy, Inc., Gtd. Notes	B3	5.06	%(c)	04/01/14		500	265,907
SandRidge Energy, Inc., Gtd. Notes, PIK	B3	8.625%		04/01/15		4,750	2,493,750
Williams Partners LP, Sr. Unsec’d. Notes	Ba2	7.25%		02/01/17		1,000	790,000

							6,634,307

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Oil & Gas Services — 0.2%
Cie Generale de Geophysique-Veritas, Gtd. Notes (France)	Ba3	7.75%		05/15/17	$950	$551,000

Paper & Forest Products — 2.4%
Cascades, Inc., Gtd. Notes (Canada)	Ba3	7.25%		02/15/13	1,645	855,400
Georgia-Pacific LLC, Debs.	B2	7.25%		06/01/28	320	195,200
Georgia-Pacific LLC, Debs.	B2	7.70%		06/15/15	3,450	2,622,000
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $170,625; purchased 11/01/07)(f)(g)	Ba3	7.00%		01/15/15	175	148,750
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $357,563; purchased 01/24/08, 08/21/08)(f)(g)	Ba3	7.125%		01/15/17	375	315,000
Georgia-Pacific LLC, Sr. Unsec’d. Notes	B2	8.00%		01/15/24	2,500	1,687,500
Georgia-Pacific LLC, Sr. Unsec’d. Notes	B2	8.875%		05/15/31	1,350	931,500
Smurfit Capital Funding PLC, Gtd. Notes (Ireland)	Ba2	7.50%		11/20/25	900	531,000
Smurfit Kappa Funding PLC, Sr. Sub. Notes (Ireland)	B2	7.75%		04/01/15	150	81,750
Verso Paper Holdings LLC, Sr. Sec’d. Notes	B2	6.943	%(c)	08/01/14	600	174,000
Verso Paper Holdings LLC, Sr. Sec’d. Notes	B2	9.125%		08/01/14	1,250	493,750

						8,035,850

Pipelines & Other — 3.8%
AmeriGas Partners LP / AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	Ba3	7.125%		05/20/16	2,700	2,160,000
AmeriGas Partners LP, Sr. Unsec’d. Notes	Ba3	7.25%		05/20/15	550	448,250
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	6.875%		04/01/11	1,150	1,006,250
Dynegy Holdings, Inc., Sr. Unsec’d. Notes(a)	B2	7.50%		06/01/15	3,650	2,555,000
Dynegy Roseton / Danskammer Pass-Through Trust, Series A, Pass-Through Cerificates	Ba3	7.27%		11/08/10	404	383,663
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%		06/15/17	375	293,477
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.42%		02/15/37	500	301,292
El Paso Corp., Sr. Unsec’d. Notes(a)	Ba3	7.875%		06/15/12	500	448,987
El Paso Corp., Sr. Unsec’d. Notes	Ba3	9.625%		05/15/12	1,250	1,061,386
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.80%		08/01/31	200	130,301
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)(a)	Ba1	5.70%		01/05/16	2,960	2,205,200
Knight, Inc., Sr. Unsec’d. Notes	Ba1	5.15%		03/01/15	525	391,125
NGPL PipeCo. LLC, Sr. Unsec’d. Notes, 144A (original cost $250,343; purchased 07/24/08)(f)(g)	Baa3	7.119%		12/15/17	250	225,048
SemGroup LP, Sr. Notes, 144A (original cost $2,564,725; purchased 10/03/06 – 01/18/07)(f)(g)(i)	NR	8.75%		11/15/15	2,555	89,425
Southern Natural Gas Co., Sr. Unsec’d. Notes	Baa3	8.00%		03/01/32	875	729,109

						12,428,513

Real Estate — 0.1%
Forest City Enterprises, Inc., Sr. Unsec’d. Notes	B1	6.50%		02/01/17	850	297,500

Real Estate Investment Trusts — 0.7%
Ventas Realty LP / Ventas Capital Corp., Gtd. Notes	Ba1	6.75%		04/01/17	2,570	1,953,200
Ventas Realty LP / Ventas Capital Corp., Gtd. Notes	Ba1	7.125%		06/01/15	600	469,500

						2,422,700

Retail — 1.3%
Ferrellgas Escrow LLC / Ferrellgas Finance Escrow Corp., Sr. Unsec’d. Notes	Ba3	6.75%		05/01/14	2,180	1,504,200
Ferrellgas Partners LP / Ferrellgas Partners Finance, Sr. Unsec’d. Notes	B2	8.75%		06/15/12	275	192,500
Ferrellgas Partners LP, Sr. Unsec’d. Notes, 144A (original cost $892,500; purchased 07/30/08)(f)(g)	Ba3	6.75%		05/01/14	1,050	724,500
New Albertsons, Inc., Sr. Unsec’d. Notes	Ba3	7.75%		06/15/26	1,550	945,500
NPC International, Inc., Gtd. Notes(a)	Caa1	9.50%		05/01/14	1,000	725,000
Suburban Propane Partners LP, Sr. Unsec’d. Notes	B1	6.875%		12/15/13	437	358,340

						4,450,040

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Semiconductors — 0.8%
Freescale Semiconductor, Inc., Gtd. Notes	B2	8.875%		12/15/14		$1,845	$811,800
Freescale Semiconductor, Inc., Gtd. Notes, PIK	B2	9.125%		12/15/14		225	51,750
Sensata Technologies BV, Gtd. Notes (Netherlands)	Caa1	8.00%		05/01/14		3,725	1,676,250

							2,539,800

Services Cyclical – Rental Equipment — 0.8%
Hertz Corp. (The), Gtd. Notes	B1	8.875%		01/01/14		2,270	1,396,050
United Rentals North America, Inc., Gtd. Notes	B1	6.50%		02/15/12		1,650	1,303,500

							2,699,550

Technology — 1.3%
Sanmina-SCI Corp., Gtd. Notes	B3	8.125%		03/01/16		365	142,350
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba2	6.375%		10/01/11		2,125	1,466,250
Sungard Data Systems, Inc., Gtd. Notes	Caa1	9.125%		08/15/13		3,212	2,778,380

							4,386,980

Telecommunications — 6.8%
Cincinnati Bell, Inc., Gtd. Notes	Ba3	7.25%		07/15/13		605	532,400
Cricket Communications, Inc., Gtd. Notes	B3	9.375%		11/01/14		300	270,000
Frontier Communications Corp., Debs.	Ba2	7.00%		11/01/25		400	197,000
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	6.625%		03/15/15		700	511,000
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	7.125%		03/15/19		1,915	1,283,050
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	9.00%		08/15/31		500	315,000
Hawaiian Telecom Communications, Inc., Gtd. Notes(a)(i)	Ca	9.75%		05/01/13		1,900	142,500
Local Insight Regatta Holdings, Inc., Gtd. Notes	Caa1	11.00%		12/01/17		850	221,000
Nordic Telephone Co. Holdings ApS, Sr. Sec’d. Notes (Denmark)	B2	8.25%		05/01/16	EUR	500	458,716
Nordic Telephone Co. Holdings ApS, Sr. Sec’d. Notes, 144A (Denmark) (original cost $410,369; purchased 05/21/07, 05/13/08)(f)(g)	B2	8.875%		05/01/16		385	269,500
Nortel Networks Ltd., Gtd. Notes (Canada)(i)	Ca	9.00%		07/15/11		1,950	487,500
Nortel Networks Ltd., Gtd. Notes (Canada)(i)	Ca	10.125%		07/15/13		2,325	616,125
Qwest Capital Funding, Inc., Gtd. Notes(a)	B1	7.25%		02/15/11		2,475	2,079,000
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.90%		08/15/10		750	682,500
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.50%		02/15/14		2,175	1,555,125
Qwest Corp., Sr. Unsec’d. Notes	Ba1	5.246	%(c)	06/15/13		450	335,250
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.20%		11/10/26		925	596,625
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.875%		03/15/12		500	462,500
Sprint Capital Corp., Gtd. Notes(a)	Ba2	6.90%		05/01/19		4,350	3,088,500
Sprint Capital Corp., Gtd. Notes	Ba2	8.75%		03/15/32		650	438,750
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	Ba2	6.00%		12/01/16		2,790	1,966,950
Telesat Canada / Telesat LLC, Sr. Sub. Notes, 144A (original cost $398,000; purchased 06/27/08)(f)(g)	Caa1	12.50%		11/01/17		400	240,000
Telesat Canada / Telesat LLC, Sr. Unsec’d. Notes, 144A (original cost $1,383,250; purchased 06/27/08 – 11/18/08)(f)(g)	Caa1	11.00%		11/01/15		1,750	1,251,250
West Corp., Gtd. Notes	Caa1	9.50%		10/15/14		1,500	825,000
West Corp., Gtd. Notes(a)	Caa1	11.00%		10/15/16		600	279,000
Wind Acquisition Finance SA, Sr. Sec’d. Notes (Luxembourg)	B2	9.75%		12/01/15	EUR	600	679,733
Windstream Corp., Gtd. Notes	Ba3	8.625%		08/01/16		2,950	2,610,750

							22,394,724

Transportation — 0.3%
Kansas City Southern de Mexico SA de CV, Sr. Unsec’d. Notes (Mexico)	B1	9.375%		05/01/12		1,150	1,052,250

TOTAL CORPORATE BONDS (cost $291,185,471)							201,996,575

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	Aaa	5.337	%(c)	12/25/35	$513	$282,980
Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A9	Aaa	6.00%		01/25/37	202	108,927
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2B	Aaa	0.831	%(c)	01/19/38	449	94,801
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A2	Aaa	0.731	%(c)	05/25/46	492	132,356
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 2A5	Aaa	4.727	%(c)	07/25/34	747	667,972

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $1,899,858)						1,287,036

CONVERTIBLE BONDS — 1.2%
Healthcare & Pharmaceuticals — 0.1%
Mylan, Inc., Gtd. Notes	B+(d)	1.25%		03/15/12	625	459,375

Oil & Gas — 0.6%
Chesapeake Energy Corp., Gtd. Notes	Ba3	2.25%		12/15/38	3,575	1,604,281
Chesapeake Energy Corp., Gtd. Notes	BB(d)	2.50%		05/15/37	475	277,281

						1,881,562

Paper & Forest Products — 0.3%
Rayonier TRS Holdings, Inc., Gtd. Notes	BBB(d)	3.75%		10/15/12	1,000	892,500

Telecommunications — 0.2%
Nortel Networks Corp., Gtd. Notes (Canada)(i)	Ca	2.125%		04/15/14	825	115,500
Qwest Communications International, Inc., Sr. Unsec’d. Notes	B1	3.50%		11/15/25	750	630,938

						746,438

TOTAL CONVERTIBLE BONDS (cost $6,373,078)						3,979,875

	Shares

COMMON STOCKS
Building Materials
Neenah Enterprises, Inc.*	16,097	2,897

Diversified Financial Services
Lehman Brothers Holdings, Inc., (original cost $748,800; purchased 05/21/08)(f)(g)(i)	15,000	75,663
Merrill Lynch & Co., Inc. Notes, (original cost $333,125; purchased 05/15/08)(f)(g)	6,800	53,788

		129,451

Mineral Resources
Zemex Minerals	386	23,237

TOTAL COMMON STOCKS (cost $1,082,729)		155,585

PREFERRED STOCKS — 0.6%
Automotive — 0.1%
General Motors Corp., 5.25%, CVT	80,000	275,200

Diversified Financial Services — 0.1%
Citigroup, Inc., 6.50%, CVT	6,500	181,935

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

				Shares	Value (Note 2)

Financial – Bank & Trust — 0.3%
Bank of America Corp., 7.25%, CVT				1,775	$1,153,750

Insurance
American International Group, Inc., 8.50%, CVT				7,100	60,350

Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc., 6.75%, CVT				4,100	194,545

TOTAL PREFERRED STOCKS (cost $3,971,970)					1,865,780

				Units

RIGHTS *
Consumer Products – Household & Leisure
Sleepmaster Membership Interests, expiring 05/15/09 (cost $0)				1,055	—

WARRANTS*
Containers & Packaging
Pliant Corp., expiring 06/01/2010				5	—

Paper
MDP Acquisitions PLC, expiring 10/01/2013, 144A (cost $0; purchased 09/23/02)(f)(g)				900	11,911

Publishing
Advanstar Holdings Corp., expiring 10/15/2011, 144A (cost $0; purchased 10/09/01)(f)(g)				1,100	22,138

TOTAL WARRANTS (cost $0)					34,049

TOTAL LONG-TERM INVESTMENTS (cost $342,743,490)					234,593,758

				Shares

SHORT-TERM INVESTMENTS — 41.9%

AFFILIATED MONEY MARKET MUTUAL FUND — 14.5%
Dryden Core Investment Fund – Taxable Money Market Series (cost $48,119,720; includes $42,314,349 of cash collateral for securities on loan) (Note 4)(b)(w)				48,119,720	48,119,720

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 1.6%
Goldman Sachs Group, Inc.	A1	3.25%	01/22/09	$1,200	1,198,275
Morgan Stanley	A1	3.80%	01/22/09	4,000	3,986,821

TOTAL COMMERCIAL PAPER (cost $5,188,858)					5,185,096

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

			Contracts/Notional Amounts (000)#	Value (Note 2)

OPTIONS PURCHASED* — 3.8%
Call Options — 3.8%
Interest Rate Swap Option,
expiring 07/06/2009 @ 4.25%			45,200	$2,222,951
expiring 07/06/2009 @ 4.25%			140,500	6,909,836
expiring 09/08/2009 @ 4.75%			60,000	3,418,046

TOTAL OPTIONS PURCHASED (cost $2,314,215)				12,550,833

			Principal Amount (000)#

REPURCHASE AGREEMENTS(m) — 20.5%
Barclays Capital, Inc., 0.05%, dated 12/31/08, due 01/02/09 in the amount of $27,900,076 (cost $27,900,000; the value of collateral plus interest was $28,581,559)			$27,900	27,900,000
JPMorgan Chase, 0.03%, dated 12/31/08, due 01/05/09 in the amount of $40,000,164 (cost $40,000,000; the value of collateral plus interest was $40,392,571)			40,000	40,000,000

TOTAL REPURCHASE AGREEMENTS (cost $67,900,000)				67,900,000

	Interest Rate	Maturity Date

U.S. TREASURY OBLIGATIONS(n) — 1.5%
U.S. Treasury Bills	0.02%	03/26/09	50	49,994
U.S. Treasury Bills	0.10%	02/26/09	60	59,998
U.S. Treasury Bills	0.22%	06/11/09	750	749,560
U.S. Treasury Bills	0.88%	01/15/09	1,740	1,739,986
U.S. Treasury Bills	1.10%	01/29/09	2,510	2,509,926

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,109,187)				5,109,464

TOTAL SHORT-TERM INVESTMENTS (cost $128,631,980)				138,865,113

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—112.7% (cost $471,375,470)				373,458,871

			Contracts/Notional Amounts (000)#

OPTIONS WRITTEN* — (4.0)%
Call Options — (4.0)%
Interest Rate Swap Options,
expiring 09/08/2009 @ 5.15%			20,000	(3,364,539)
expiring 07/06/2009 @ 4.90%			15,100	(2,349,698)
expiring 07/06/2009 @ 4.90%			46,800	(7,282,507)
expiring 05/06/2009 @ 3.25%			4,200	(255,814)

				(13,252,558)

Put Option
Interest Rate Swap Options, expiring 05/06/2009 @ 4.25%			4,200	(7,125)

TOTAL OPTIONS WRITTEN (premium received $2,416,130)				(13,259,683)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN(o)—108.7% (cost $468,959,340)				360,199,188
Liabilities in excess of other assets(x) — (8.7)%				(28,939,704)

NET ASSETS — 100.0%				$331,259,484

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviations are used in Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVT	Convertible Security

MTN	Medium Term Note

NR	Not Rated by Moody’s or Standard & Poor’s

PIK	Payment-in-kind

BRL	Brazilian Real

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

MXN	Mexican Peso

MYR	Malaysian Ringgit

PHP	Philippine Peso

RUB	Russian Ruble

SGD	Singapore Dollar

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities is $41,902,240; cash collateral of $42,314,349 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2008. Collateral was subsequently received on January 2, 2009 and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(f)

Private Placement restricted as to resale and does not have a readily avaiilable market. The aggregate original cost of such securities is $93,056,277. The aggregate value of $58,826,727 is approximately 17.8% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments and/or principal repayment where applicable. Non-income producing security.

(m)	Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.

(n)	Rates shown are the effective yields at reporting date.

(o)	As of December 31, 2008, 2 securities representing $1,040,591 and 0.3% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

(x)

Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on future contracts, forward foreign currency contracts, interest rate, credit default and total return swaps as follows:

Future contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation

Long Positions:
226	90 Day Euro Dollar	Mar 09	$54,596,337	$55,901,100	$1,304,763
226	90 Day Euro Dollar	Jun 09	54,485,000	55,861,550	1,376,550
197	90 Day Euro Dollar	Sep 09	47,506,550	48,631,913	1,125,363
99	90 Day Sterling	Sep 09	17,058,656	17,481,714	423,058
57	90 Day Sterling	Dec 09	9,926,935	10,027,326	100,391

					$4,330,125	(1)

(1) Cash of $865,000 has been segregated with the broker to cover requirements for open futures contacts as of December 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts		Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)

Brazilian Real,
Expiring 02/03/09	BRL	10,482	$4,760,022	$4,432,577	$(327,445)
British Pound,
Expiring 01/13/09	GBP	628	965,230	902,566	(62,664)
Chinese Yuan,
Expiring 07/15/09	CNY	15,621	2,415,000	2,248,769	(166,231)
Euro,
Expiring 01/13/09	EUR	568	711,000	789,709	78,709
Malaysian Ringgit,
Expiring 02/12/09	MYR	8,706	2,477,321	2,512,457	35,136
Expiring 04/14/09	MYR	4,409	1,250,000	1,272,425	22,425
Mexican Peso,
Expiring 05/19/09	MXN	132	9,668	9,181	(487)
Philippines Peso,
Expiring 02/06/09	PHP	106,917	2,292,390	2,238,698	(53,692)
Expiring 05/06/09	PHP	46,889	968,549	975,535	6,986
Expiring 12/27/10	PHP	2,300	51,385	44,530	(6,855)
Russian Ruble,
Expiring 05/06/09	RUB	119,526	4,921,522	3,466,202	(1,455,320)
Singapore Dollar,
Expiring 04/14/09	SGD	2,802	1,910,000	1,942,201	32,201
Expiring 07/30/09	SGD	477	330,000	330,661	661

			$23,062,087	$21,165,511	$(1,896,576)

Sale Contracts		Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)

Brazilian Real,
Expiring 02/03/09	BRL	10,482	$4,340,078	$4,432,577	$(92,499)
British Pound,
Expiring 01/13/09	GBP	1,883	2,790,875	2,706,261	84,614
Euro,
Expiring 01/13/09	EUR	8,398	10,628,016	11,666,597	(1,038,581)
Malaysian Ringgit,
Expiring 02/12/09	MYR	8,706	2,441,000	2,512,457	(71,457)
Expiring 04/14/09	MYR	4,410	1,266,547	1,272,425	(5,878)
Mexican Peso,
Expiring 05/19/09	MXN	132	9,689	9,181	508
Philippines Peso,
Expiring 02/06/09	PHP	106,917	2,120,000	2,238,697	(118,697)
Expiring 05/06/09	PHP	46,889	908,874	975,535	(66,661)
Expiring 12/27/10	PHP	2,300	47,589	44,530	3,059
Russian Ruble,
Expiring 05/06/09	RUB	119,526	4,327,092	3,466,202	860,890
Singapore Dollar,
Expiring 04/14/09	SGD	2,802	1,892,484	1,942,202	(49,718)
Expiring 07/30/09	SGD	477	332,886	330,661	2,225

			$31,105,130	$31,597,325	$(492,195)

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date		Notional Amount# (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

Bank of America(2)	12/17/38		$5,300	5.00%	3 month LIBOR	$(2,408,937)
Barclays Bank PLC(1)	12/17/18		3,000	5.00%	3 month LIBOR	557,377
Barclays Bank PLC(1)	06/17/14		4,400	4.00%	3 month LIBOR	63,261
Barclays Bank PLC(2)	12/17/28		6,200	5.00%	3 month LIBOR	(2,080,017)
Citigroup(2)	06/17/11		66,900	4.00%	3 month LIBOR	(682,184)
Citigroup(2)	12/17/28		5,000	5.00%	3 month LIBOR	(1,729,394)
Credit Suisse International(2)	06/17/24		2,300	4.00%	3 month LIBOR	(41,055)
Deutsche Bank AG(1)	06/17/10		100	4.00%	3 month LIBOR	2,246
Goldman Sachs Capital Markets, L.P.(1)	12/17/18		5,200	5.00%	3 month LIBOR	981,390
Merrill Lynch & Co.(1)	12/17/18		25,110	5.00%	3 month LIBOR	4,636,352
Morgan Stanley Capital Services, Inc.(1)	12/17/18		6,900	5.00%	3 month LIBOR	1,406,346
Morgan Stanley Capital Services, Inc.(1)	06/17/14		3,000	4.00%	3 month LIBOR	44,828
Morgan Stanley Capital Services, Inc.(2)	12/17/38		7,200	5.00%	3 month LIBOR	(3,318,642)
Royal Bank of Scotland PLC(1)	12/17/13		50,000	4.00%	3 month LIBOR	1,997,719
Royal Bank of Scotland PLC(1)	12/17/18		6,800	5.00%	3 month LIBOR	980,471
Royal Bank of Scotland PLC(1)	06/17/10		7,000	4.00%	3 month LIBOR	179,076
Royal Bank of Scotland PLC(1)	06/17/16		4,100	4.00%	3 month LIBOR	95,104
Royal Bank of Scotland PLC(2)	06/17/29		200	3.00%	3 month LIBOR	5,114
Royal Bank of Scotland PLC(2)	12/17/38		1,100	5.00%	3 month LIBOR	(424,772)
Royal Bank of Scotland PLC(2)	06/17/11		20,800	4.00%	3 month LIBOR	(198,874)
Barclays Bank PLC(1)	01/02/12	BRL	24,600	10.68%	Brazilian interbank lending rate	(454,537)
Goldman Sachs Capital Markets, L.P.(1)	01/02/12	BRL	3,300	10.15%	Brazilian interbank lending rate	(73,338)
Merrill Lynch & Co.(1)	01/02/12	BRL	2,000	14.77%	Brazilian interbank lending rate	27,684
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	36,600	10.12%	Brazilian interbank lending rate	(952,011)

						$(1,386,793)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swaps on credit indices – Sell Protection(1)

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value(2)	Upfront Premiums Paid (Received)	Unrealized Depreciation

Bank of America	06/20/13	$15,000	5.00%	Dow Jones CDX HY-10 100 Index	$(2,354,119)	$(922,973)	$(1,431,146)
Deutsche Bank AG	12/20/13	1,000	1.50%	Dow Jones CDX NA IG 11 5Y	(19,555)	(8,239)	(11,316)

					$(2,373,674)	$(931,212)	$(1,442,462)

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection (1)

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at December 31, 2008(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Goldman Sachs Capital Markets, L.P.	09/20/13	$200	4.50%	Aramark Services, Inc., 8.50%, due 02/01/15	6.329%	$(13,307)	$—	$(13,307)
Goldman Sachs Capital Markets, L.P.	09/20/13	500	4.57%	CHS/Community Health, 8.875%, due 07/15/15	8.621%	(68,657)	—	(68,657)
Deutsche Bank AG	12/20/12	400	6.70%	General Motors, 7.125%, due 07/15/13	81.101%	(294,945)	—	(294,945)
Merrill Lynch & Co.	12/20/09	500	5.00%	General Motors, 7.125%, due 07/15/13	140.508%	(349,591)	(260,329)	(89,262)
Citigroup, Inc.	06/20/15	450	4.65%	Georgia-Pacific LLC, 7.75%, due 11/15/29	9.458%	(86,340)	—	(86,340)
Bank of America	06/20/13	700	5.15%	Georgia-Pacific LLC, 7.75%, due 11/15/29	9.620%	(99,913)	—	(99,913)
Merrill Lynch & Co.	09/20/13	1,500	5.00%	GMAC LLC, 6.875%, due 08/28/12	8.063%	(164,335)	(355,389)	191,054
Merrill Lynch & Co.	03/20/12	3,575	5.00%	GMAC LLC, 6.875%, due 08/28/12	8.272%	(307,487)	(428,874)	121,387
Citigroup, Inc.	03/20/13	150	5.00%	Nortel Networks Corp., 4.25%, due 09/01/08	88.208%	(110,028)	(18,926)	(91,102)
Deutsche Bank AG	09/20/13	200	4.50%	SunGard Data Systems, Inc., 9.125%, due 08/15/13	8.418%	(25,966)	—	(25,966)

						$(1,520,569)	$(1,063,518)	$(457,051)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Total Return swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount# (000)	Fixed Rate (2)	Reference Entity/ Obligation	Unrealized Appreciation

Merrill Lynch & Co.(1)	01/23/09	4	LIBOR +25 bps	SandRidge Energy, Inc.	$ —

(1)	Portfolio pays the Total Return of the reference entity and the counterparty pays the floating rate.

(2)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs		Investments in Securities	Other Financial Instruments*

Level 1 –	Quoted Prices	$50,032,101	$4,330,125
Level 2 –	Other Significant Observable Inputs – Long	322,386,179	(5,675,077)
Level 2 –	Other Significant Observable Inputs – Short	(13,259,683)	—
Level 3 –	Significant Unobservable Inputs	1,040,591	—

Total		$360,199,188	$(1,344,952)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities

Balance as of 12/31/07	$462,090
Accrued discounts/premiums	(7,919)
Realized gain (loss)	1,402,283
Change in unrealized appreciation (depreciation)	1,589,979
Net purchases (sales)	(2,405,842)
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$1,040,591

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2008 were as follows:

Repurchase Agreements	20.5%
Affiliated Money Market Mutual Fund (12.8% represents investments purchased with collateral from securities on loan)	14.5
Electric	7.8
Bank Notes	7.4
Telecommunications	7.0
Diversified Financial Services	5.4
Options Purchased	3.8
Pipelines & Other	3.8
Financial – Bank & Trust	3.7
Healthcare & Pharmaceuticals	3.3
Paper & Forest Products	2.7
Automotive	2.6
Oil & Gas	2.6
Cable	2.4
Healthcare Products	2.2
Media & Entertainment	2.0
Commercial Paper	1.6
U.S. Treasury Obligations	1.5
Retail	1.3
Technology	1.3
Containers & Packaging	1.2
Food	1.1
Gaming	1.0
Chemicals	1.0
Insurance	1.0
Healthcare Services	0.9
Computer Services & Software	0.8
Services Cyclical – Rental Equipment	0.8
Electronic Components	0.8
Semiconductors	0.8
Metals & Mining	0.8
Real Estate Investment Trusts	0.7
Business Services	0.6
Financial Services	0.5
Commercial Services	0.5
Environmental	0.4
Collateralized Mortgage Obligations	0.4
Transportation	0.3
Advertising	0.3
Diversified Manufacturing Operations	0.3
Diversified	0.3
Asset-Backed Securities	0.2
Oil & Gas Services	0.2
Machinery & Equipment	0.2
Entertainment & Leisure	0.1
Real Estate	0.1

112.7
Options Written	(4.0)
Liabilities in excess of other assets	(8.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST HIGH YIELD PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $41,902,240:
Unaffiliated investments (cost $423,255,750)	$325,339,151
Affiliated investments (cost $48,119,720)	48,119,720
Cash	3,824,314
Foreign currency, at value (cost $1,294,105)	1,265,067
Unrealized appreciation on swap agreements	11,289,409
Receivable for fund share sold	8,166,026
Dividends and interest receivable	6,014,466
Receivable for investments sold	5,624,612
Unrealized appreciation on foreign currency forward contracts	1,127,414
Prepaid expenses	3,668

Total Assets	410,773,847

LIABILITIES:
Payable to broker for collateral for securities on loan	42,314,349
Unrealized depreciation on swap agreements	14,575,715
Written options outstanding, at value (cost $2,416,130)	13,259,683
Payable for investments purchased	4,996,907
Unrealized depreciation on foreign currency forward contracts	3,516,185
Payments received for swap agreements	677,092
Advisory fees payable	63,864
Accrued expenses and other liabilities	60,479
Due to broker-variation margin	48,349
Shareholder servicing fees payable	1,694
Payable for fund share repurchased	46

Total Liabilities	79,514,363

NET ASSETS	$331,259,484

Net assets were comprised of:
Paid-in capital	$635,633,805
Retained earnings	(304,374,321)

Net assets, December 31, 2008	$331,259,484

Net asset value and redemption price per share, $331,259,484 / 62,514,441 outstanding shares of beneficial interest	$5.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$30,972,549
Affiliated income from securities lending, net	335,234
Unaffiliated dividend income	240,565
Affiliated dividend income	56,764

31,605,112

EXPENSES
Advisory fees	2,793,717
Shareholder servicing fees and expenses	312,714
Custodian and accounting fees	159,000
Audit fee	35,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	15,000
Shareholders’ reports	11,000
Legal fees and expenses	8,000
Insurance expenses	6,000
Miscellaneous	13,867

Total expenses	3,373,298
Less: expense reimbursement	(95,094)

Net expenses	3,278,204

NET INVESTMENT INCOME	28,326,908

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(31,435,528)
Futures transactions	629,272
Options written transactions	2,899,063
Short sales transactions	1,875
Swap agreement transactions	(2,619,652)
Foreign currency transactions	2,307,737

(28,217,233)

Net change in unrealized appreciation (depreciation) on:
Investments	(91,425,373)
Futures	4,315,100
Options written	(7,580,751)
Swap agreements	(652,529)
Foreign currencies	(2,742,237)

(98,085,790)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(126,303,023)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(97,976,115)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$28,326,908	$36,747,923
Net realized gain (loss) on investments and foreign currency transactions	(28,217,233)	198,323
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(98,085,790)	(24,475,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(97,976,115)	12,470,279

DISTRIBUTIONS	(36,747,923)	(42,560,202)

FUND SHARE TRANSACTIONS:
Fund share sold [69,213,747 and 26,955,840 shares, respectively]	457,800,610	230,609,559
Fund share issued in reinvestment of distributions [5,161,225 and 5,520,130 shares, respectively]	36,747,923	42,560,202
Fund share repurchased [65,207,372 and 56,170,966 shares, respectively]	(441,989,734)	(477,725,481)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	52,558,799	(204,555,720)

TOTAL DECREASE IN NET ASSETS	(82,165,239)	(234,645,643)
NET ASSETS:
Beginning of year	413,424,723	648,070,366

End of year	$331,259,484	$413,424,723

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 91.9%
ASSET-BACKED SECURITIES — 1.4%
Bank One Issuance Trust, Series 2003-A8, Class A8	Aaa	1.445	% (f)	05/16/16	$3,000	$2,304,549
Capital Auto Receivables Asset Trust, Series 2007-1, Class A3B	Aaa	1.205	%(f)	04/15/11	4,500	4,297,855
Capital One Prime Auto Receivables Trust, Series 2007-1, Class A3	Aaa	5.47%		06/15/11	5,300	5,222,878
Carmax Auto Owner Trust, Series 2008-2, Class A2A	Aaa	4.06%		09/15/11	1,200	1,169,781
Chase Issuance Trust, Series 2007-A16, Class A16	Aaa	2.296	%(f)	06/16/14	8,200	6,797,429
Daimler Chrysler Auto Trust, Series 2006-D, Class A3	AAA(e)	4.98%		02/08/11	4,836	4,770,823
Ford Credit Auto Owner Trust, Series 2008-A, Class A2	Aaa	1.795	%(f)	07/15/10	2,635	2,572,209
Honda Auto Receivables Owner Trust, Series 2008-1, Class A2	Aaa	3.77%		09/20/10	1,000	985,329
Hyundai Auto Receivables Trust, Series 2007-A, Class A3A	Aaa	5.04%		01/17/12	1,500	1,474,421
Nissan Auto Receivables Owner Trust, Series 2008-B, Class A2	Aaa	3.80%		10/15/10	3,675	3,599,310
USAA Auto Owner Trust, Series 2008-2, Class A2	Aaa	3.91%		01/15/11	1,140	1,125,667
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A3, 144A	Aaa	5.23%		08/22/11	1,622	1,604,459
World Omni Auto Receivables Trust, Series 2006-B, Class A3	Aaa	5.15%		11/15/10	2,328	2,322,520

TOTAL ASSET-BACKED SECURITIES (cost $38,046,891)						38,247,230

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.7%
Banc of America Commercial Mortgage, Inc., Series 2005-4, Class A3	AAA(e)	4.891%		07/10/45	2,000	1,648,651
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2	Aaa	5.334	%(f)	09/10/45	1,345	1,164,829
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A2	AAA(e)	5.713%		05/10/45	7,000	6,000,862
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A2	AAA(e)	5.806%		07/10/44	5,000	3,997,510
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A3	AAA(e)	5.395%		12/11/40	2,000	1,646,053
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A2	Aaa	4.945%		02/11/41	1,991	1,690,957
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A3	Aaa	4.55%		06/11/41	2,000	1,614,108
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A2	AAA(e)	5.426%		09/11/41	1,370	1,140,940
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A3	AAA(e)	5.209%		12/11/38	10,000	7,100,782
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4	Aaa	5.537%		10/12/41	2,593	2,170,648
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2	Aaa	5.205%		02/11/44	2,870	2,238,039
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A2	AAA(e)	5.613%		06/11/50	10,235	7,652,689
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(e)	5.33%		01/12/45	2,000	1,573,871
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A2	AAA(e)	5.588%		09/11/42	1,210	921,658
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class ASB	Aaa	5.724	%(f)	03/15/49	2,000	1,570,673

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Rating† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A3	Aaa	5.225	%(f)	07/15/44	$1,790	$1,446,270
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4	Aaa	5.225	%(f)	07/15/44	2,000	1,658,959
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A2	Aaa	5.56%		10/15/48	2,000	1,657,785
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B	Aaa	5.205%		12/11/49	26,275	21,793,207
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A2	Aaa	5.655%		11/15/44	2,000	1,535,992
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A3	Aaa	5.144%		06/10/44	5,000	4,054,432
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A3	AAA(e)	5.706	%(f)	06/10/46	6,625	4,943,795
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class A2B	Aaa	5.248%		12/10/46	15,605	12,749,160
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A2	Aaa	5.811	%(f)	12/10/49	2,000	1,584,925
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4	AAA(e)	5.552	%(f)	02/15/39	5,800	4,709,260
Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A2	Aaa	5.658	%(f)	03/15/39	990	742,313
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2	Aaa	5.183%		11/15/36	4,158	3,800,561
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A3	Aaa	4.645%		07/15/37	6,950	5,563,921
Ge Capital Commercial Mortgage Corp., Series 2001-3, Class A2	AAA(e)	6.07%		06/10/38	6,413	5,994,632
Ge Capital Commercial Mortgage Corp., Series 2003-C2, Class A3	Aaa	4.95%		07/10/37	11,000	10,130,993
Ge Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	12,395	9,754,211
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A3	Aaa	5.914	%(f)	07/10/38	6,310	4,638,096
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AAB	Aaa	5.914	%(f)	07/10/38	1,675	1,305,406
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	18,970	14,953,275
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778	%(f)	08/10/45	16,025	12,179,215
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5	Aaa	4.654%		01/12/37	6,219	5,393,094
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A3A1	Aaa	5.28	%(f)	01/12/43	10,000	8,045,351
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A3	Aaa	4.959%		08/15/42	9,235	7,054,486
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2	Aaa	5.861	%(f)	04/15/45	2,303	1,969,511
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491	%(f)	12/12/44	3,790	2,845,202
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A3B	Aaa	5.579%		05/12/45	10,000	7,033,132
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A3	Aaa	5.45%		12/12/43	3,335	2,467,652
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A3B	Aaa	5.875	%(f)	04/15/45	10,000	6,970,783

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Rating† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3A	Aaa	5.388%		05/15/45	$10,000	$6,926,240
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A3	Aaa	5.79%		02/15/51	4,240	2,656,862
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2008-C2, Class A2	Aaa	5.855%		02/12/51	2,000	1,668,804
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A2	Aaa	5.868	%(f)	06/15/32	10,000	8,559,065
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%		09/15/39	1,500	1,255,652
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A3	Aaa	5.337%		09/15/39	2,000	1,402,339
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A2	AAA(e)	5.318%		02/15/40	6,765	5,394,661
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2	AAA(e)	5.303%		02/15/40	2,000	1,577,254
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A2	Aaa	5.845%		07/15/40	2,000	1,520,967
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A2	AAA(e)	5.588%		09/15/45	2,000	1,520,986
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2	AAA(e)	5.439	%(f)	02/12/39	12,000	10,406,544
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(e)	5.423	%(f)	02/12/39	1,600	1,288,580
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class ASB	Aaa	5.877	%(f)	06/12/46	3,000	2,370,276
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A1	Aaa	5.549%		06/12/50	2,093	1,971,421
Morgan Stanley Capital I, Series 2005-HQ7, ClassA4	Aaa	5.208	%(f)	11/14/42	1,745	1,416,246
Morgan Stanley Capital I, Series 2006-HQ10, Class A2	Aaa	5.283%		11/12/41	6,686	5,643,563
Morgan Stanley Capital I, Series 2006-HQ9, ClassA2	AAA(e)	5.618%		07/12/44	10,000	8,236,971
Morgan Stanley Capital I, Series 2006-IQ12, ClassA2	AAA(e)	5.283%		12/15/43	2,000	1,638,527
Morgan Stanley Capital I, Series 2006-T23, Class A4	AAA(e)	5.811	%(f)	08/12/41	2,000	1,629,448
Morgan Stanley Capital I, Series 2007-T25, Class A2	Aaa	5.507%		11/12/49	2,000	1,405,787
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A3	Aaa	5.285	%(f)	12/15/44	2,000	1,620,655
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A3	Aaa	5.558	%(f)	03/15/45	2,000	1,568,847
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A2	Aaa	5.624%		07/15/45	15,000	12,552,524
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%		11/15/48	5,510	4,508,375
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A2	Aaa	5.421%		04/15/47	2,000	1,551,423
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1	Aaa	5.686%		06/15/49	21,164	19,897,860
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2	Aaa	5.857	%(f)	02/15/51	14,315	11,200,812
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2	Aaa	5.50%		10/15/48	1,410	1,168,393

TOTAL COMMERCIAL MORTGAGED-BACKED SECURITIES (cost $360,161,727)						331,666,971

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS — 26.6%
Aerospace/Defense — 0.5%
General Dynamics Corp., Gtd. Notes	A2	5.25%	02/01/14	$11,510	$11,795,690
Raytheon Co., Sr. Unsec’d. Notes	Baa1	5.375%	04/01/13	2,000	2,009,214

					13,804,904

Banking — 5.8%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A1	7.30%	08/20/13	2,000	2,047,184
Bank of America Corp., Sr. Unsec’d. Notes(c)	Aa2	5.65%	05/01/18	21,050	21,174,910
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes	Aa2	5.125%	08/27/13	1,750	1,788,213
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa2	7.25%	02/01/18	12,000	13,150,272
Citigroup, Inc., Sr. Unsec’d. Notes	A2	5.50%	04/11/13	4,650	4,527,631
Citigroup, Inc., Sr. Unsec’d. Notes	A2	6.50%	08/19/13	3,430	3,461,165
Citigroup, Inc., Sr. Unsec’d. Notes(c)	A2	6.125%	05/15/18	15,000	15,166,830
Credit Suisse, Sub. Notes	Aa2	6.00%	02/15/18	10,000	9,183,250
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.15%	04/01/18	30,065	28,891,291
JPMorgan Chase & Co., Sr. Unsec’d. Notes(c)	Aa2	6.00%	01/15/18	19,150	20,213,284
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.95%	12/28/17	9,450	7,843,320
Morgan Stanley, Sr. Unsec’d. Notes, MTN(c)	A2	5.75%	10/18/16	10,000	8,402,730
Morgan Stanley, Sr. Unsec’d. Notes, MTN(c)	A2	6.625%	04/01/18	20,000	17,545,800
Wachovia Corp., Sr. Unsec’d. Notes, MTN(c)	Aa3	5.75%	02/01/18	10,000	10,019,900
Wells Fargo & Co., Sr. Unsec’d. Notes	Aa3	4.375%	01/31/13	1,500	1,468,824

					164,884,604

Brokerage — 1.0%
Merrill Lynch & Co., Inc., Notes, MTN	Aa3	6.875%	04/25/18	27,865	29,147,513

Cable — 0.8%
Comcast Corp., Gtd. Notes(c)	Baa2	5.70%	05/15/18	4,550	4,267,026
COX Communications, Inc., Notes, 144A (original cost $786,560; purchased 7/15/08)(g)	Baa3	6.25%	06/01/18	800	710,074
COX Communications, Inc., Sr. Unsec’d. Notes	Baa3	7.75%	11/01/10	3,400	3,337,151
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.20%	07/01/13	2,750	2,601,211
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.75%	02/14/19	9,725	10,574,333

					21,489,795

Capital Goods — 0.8%
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	4.90%	08/15/13	925	866,938
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	7.05%	10/01/18	4,000	4,210,112
Caterpillar, Inc., Sr. Unsec’d. Notes	A2	7.90%	12/15/18	5,000	5,755,740
Honeywell International, Inc., Sr. Unsec’d. Notes	A2	5.30%	03/01/18	900	918,249
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%	12/15/17	6,500	6,570,824
United Technologies Corp., Sr. Unsec’d. Notes	A2	6.125%	02/01/19	3,735	3,996,054

					22,317,917

Chemicals — 0.3%
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	5.00%	07/15/13	1,600	1,609,627
Monsanto Co., Sr. Unsec’d. Notes	A2	7.375%	08/15/12	5,500	6,119,509

					7,729,136

Consumer — 0.8%
Clorox Co., Sr. Unsec’d. Notes	Baa2	5.95%	10/15/17	600	567,771
Kimberly-Clark Corp., Sr. Unsec’d. Notes	A2	7.50%	11/01/18	7,500	8,831,693
Procter & Gamble Co., Sr. Unsec’d Notes	Aa3	4.60%	01/15/14	11,545	12,098,040

					21,497,504

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Electric — 3.2%
Atlantic City Electric Co., First Mtge.	A3	7.75%	11/15/18	$3,350	$3,728,356
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes(c)	A1	7.125%	12/01/18	10,000	10,752,720
Consumers Energy Co., First Mtge.	Baa1	6.125%	03/15/19	1,000	990,570
Delmarva Power & Light Co., First Mtge.	Baa1	6.40%	12/01/13	4,200	4,306,449
Detroit Edison Co. (The), Genl. Ref. Mort.	A3	6.40%	10/01/13	4,150	4,312,717
Duke Energy Carolinas LLC, First Ref. Mort.(c)	A2	7.00%	11/15/18	8,000	9,232,720
E.ON International Finance BV (Netherlands), Gtd. Notes, 144A	A2	5.80%	04/30/18	500	467,486
Georgia Power Co., Sr. Unsec’d. Notes	A2	6.00%	11/01/13	7,700	8,093,763
Ohio Power Co., Sr. Unsec’d. Notes	A3	5.75%	09/01/13	2,000	1,936,748
Oncor Electric Delivery Co., First Mtge., 144A	Baa3	5.95%	09/01/13	700	652,840
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	8.25%	10/15/18	10,000	12,014,610
Pacificorp., First Mtge.	A3	5.65%	07/15/18	850	865,648
Peco Energy Co., First Mtge., MTN	A2	5.60%	10/15/13	3,000	2,993,880
PPL Electric Utilities Corp., First Mtge.	A3	7.125%	11/30/13	5,000	5,301,165
Public Service Co. of Colorado, First Mtge.,	A3	5.80%	08/01/18	1,000	1,037,107
Public Service Electric & Gas Co., First Mtge., MTN	A3	6.33%	11/01/13	14,000	14,249,634
Sierra Pacific Power Co., Genl Ref. Mort.	Baa3	5.45%	09/01/13	1,275	1,219,552
Southern California Edison Co., First Mtge. Bonds	A2	5.50%	08/15/18	4,250	4,443,324
Southern California Edison Co., First Mtge. Bonds	A2	5.75%	03/15/14	2,000	2,095,876
Wisconsin Electric Power Co., Sr. Unsec’d. Notes	A1	6.00%	04/01/14	1,350	1,421,106

					90,116,271

Energy – Integrated — 0.7%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	Aa1	5.25%	11/07/13	18,770	19,594,678
Petro-Canada (Canada), Sr. Unsec’d. Notes	Baa2	6.05%	05/15/18	650	535,711

					20,130,389

Energy – Other — 0.8%
Apache Corp., Notes,	A3	6.90%	09/15/18	2,400	2,598,994
EnCana Corp., (Canada) Sr. Unsec’d. Notes	Baa2	5.90%	12/01/17	3,250	2,711,491
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	7.00%	11/01/13	10,000	10,914,450
Transocean, Inc. (Cayman Islands), Sr. Unsec’d. Notes	Baa2	6.00%	03/15/18	650	592,021
Weatherford International Ltd., Gtd. Notes	Baa1	7.00%	03/15/38	500	383,757
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	06/15/13	1,500	1,362,198
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	5.75%	12/15/13	5,050	4,902,192

					23,465,103

Food — 3.3%
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	7.375%	03/03/14	14,700	16,142,144
Delhaize Group (Belgium), Sr. Unsec’d. Notes	Baa3	6.50%	06/15/17	1,000	907,994
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.75%	10/23/17	3,500	3,386,604
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	7.375%	01/15/14	14,595	15,547,338
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.25%	08/15/13	750	754,520
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.65%	09/10/12	13,380	13,657,434
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.70%	02/15/17	750	753,815
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	08/23/18	13,500	13,309,299
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.75%	02/19/14	1,165	1,208,997
Kroger Co. (The), Gtd. Notes	Baa2	5.00%	04/15/13	550	529,478
Kroger Co. (The), Gtd. Notes	Baa2	7.50%	01/15/14	7,000	7,358,393
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A3	5.35%	03/01/18	750	779,089
PepsiCo., Inc. Sr. Unsec’d. Notes	Aa2	7.90%	11/01/18	13,500	16,546,235
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	6.25%	03/15/14	2,335	2,347,107

					93,228,447

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Healthcare & Pharmaceutical — 1.9%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	5.60%	11/30/17	$15,000	$16,232,685
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	5.90%	09/15/17	4,550	4,835,435
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	5.65%	05/15/18	17,750	18,643,321
Johnson & Johnson, Sr. Unsec’d. Notes	Aaa	5.15%	07/15/18	4,000	4,404,608
Schering-Plough Corp., Sr. Unsec’d. Notes	Baa1	6.00%	09/15/17	8,000	7,919,272
Wyeth, Sr. Unsec’d. Notes	A3	5.45%	04/01/17	1,200	1,222,201

					53,257,522

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes, 144A	A3	8.25%	08/15/18	750	548,939
Berkshire Hathaway Finance Corp., Gtd. Notes	Aaa	5.00%	08/15/13	3,500	3,560,344
Chubb Corp. (The), Sr. Notes	A2	5.75%	05/15/18	750	720,125
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	5.80%	05/15/18	6,250	6,020,875

					10,850,283

Media & Entertainment — 0.1%
News America, Inc., Gtd. Notes	Baa1	6.65%	11/15/37	400	395,904
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN	A2	4.50%	12/15/13	3,450	3,472,760

					3,868,664

Metals & Mining — 0.1%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa2	6.125%	06/01/18	750	513,569
Nucor Corp., Sr. Unsec’d. Notes	A1	5.85%	06/01/18	650	630,780
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	Baa1	5.875%	07/15/13	1,350	1,075,293

					2,219,642

Non-Captive Finance — 0.8%
General Electric Capital Corp., Sr. Unsec’d. Notes(c)	Aaa	4.80%	05/01/13	10,000	9,838,920
General Electric Capital Corp., Sr. Unsec’d. Notes(c)	Aaa	5.625%	05/01/18	13,235	13,330,941

					23,169,861

Pipelines & Other — 0.1%
TransCanada Pipelines Ltd. (Canada), Sr. Unsec’d. Notes	A3	6.50%	08/15/18	3,000	2,943,183

Railroads — 0.6%
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	6.75%	07/15/11	1,000	1,016,480
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	7.00%	02/01/14	10,000	10,435,790
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	7.875%	01/15/19	5,930	6,774,598

					18,226,868

Retail & Merchandising — 0.2%
Costco Wholesale Corp., Sr. Unsec’d. Notes	A2	5.50%	03/15/17	1,000	1,062,883
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.75%	06/01/17	1,100	1,035,616
Target Corp., Sr. Unsec’d. Notes(c)	A2	6.00%	01/15/18	2,000	1,936,448
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.80%	02/15/18	2,750	3,043,013

					7,077,960

Technology — 1.0%
Dell, Inc., Sr. Unsec’d. Notes	A2	4.70%	04/15/13	1,000	940,754
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	6.125%	03/01/14	3,800	4,039,408
International Business Machines Corp., Notes(c)	A1	7.625%	10/15/18	15,360	18,419,635

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Technology (cont’d.)
Oracle Corp., Sr. Unsec’d. Notes	A2	5.75%	04/15/18	$4,000	$4,183,872

					27,583,669

Telecommunications — 2.6%
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.70%	11/15/13	14,875	15,757,415
AT&T, Inc., Sr. Unsec’d. Notes(c)	A2	5.60%	05/15/18	4,150	4,225,298
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	5.15%	01/15/13	1,000	952,599
Cellco Partnership, Sr. Unsec’d. Notes, 144A	A2	8.50%	11/15/18	12,000	14,060,124
Rogers Communications. Inc. (Canada), Gtd. Notes	Baa3	6.80%	08/15/18	3,800	3,839,638
Telecom Italia Capital SA (Italy), Gtd. Notes,	Baa2	6.999%	06/04/18	1,000	811,250
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	6.221%	07/03/17	4,000	3,940,788
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	6.421%	06/20/16	3,600	3,593,750
TELUS Corp. (Canada), Sr. Unsec’d. Notes,	Baa1	8.00%	06/01/11	3,350	3,331,870
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	8.75%	11/01/18	18,300	21,469,962
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	5.625%	02/27/17	3,500	3,297,872

					75,280,566

Tobacco — 0.8%
Altria Group, Inc., Gtd. Notes	Baa1	8.50%	11/10/13	1,660	1,719,335
Altria Group, Inc., Gtd. Notes	Baa1	9.70%	11/10/18	8,000	8,646,640
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.875%	05/16/13	1,500	1,504,293
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	6.875%	03/17/14	10,000	10,508,880

					22,379,148

TOTAL CORPORATE BONDS (cost $693,604,999)					754,668,949

U.S. GOVERNMENT AGENCY OBLIGATIONS — 20.3%
Federal Farm Credit Bank		5.125%	08/25/16	13,415	15,350,677
Federal Home Loan Bank		3.375%	08/13/10	5,500	5,709,875
Federal Home Loan Bank		3.625%	07/01/11-10/18/13	21,070	22,192,528
Federal Home Loan Bank		4.00%	09/06/13	25,600	27,323,315
Federal Home Loan Bank		4.875%	05/17/17	41,100	46,463,632
Federal Home Loan Bank		5.00%	11/17/17	87,860	100,731,402
Federal Home Loan Mortgage Corp.		4.125%	09/27/13	4,910	5,290,658
Federal Home Loan Mortgage Corp.		4.75%	01/19/16	25,000	28,029,950
Federal Home Loan Mortgage Corp.		4.875%	06/13/18	20,125	23,129,461
Federal Home Loan Mortgage Corp.		5.00%	04/18/17	12,000	13,719,024
Federal Home Loan Mortgage Corp.		5.25%	04/18/16	110,630	125,974,934
Federal Home Loan Mortgage Corp.		5.50%	07/18/16	22,750	26,548,954
Federal National Mortgage Association		5.00%	05/11/17	41,605	47,438,812
Federal National Mortgage Association(c)		5.375%	06/12/17	42,870	50,085,707
General Electric Capital Corp., FDIC Gtd. Notes		3.00%	12/09/11	37,830	39,110,546

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $530,087,247)					577,099,475

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 16.8%
Federal Home Loan Mortgage Corp.		5.50%	05/01/38-10/01/38	42,887	43,941,167
Federal Home Loan Mortgage Corp.		5.50%	TBA	31,500	32,238,297
Federal National Mortgage Association		5.00%	06/01/35-10/01/35	34,297	35,064,456
Federal National Mortgage Association		5.50%	06/01/33-10/01/38	95,482	98,043,309
Federal National Mortgage Association		5.50%	TBA	47,500	48,687,500

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Continued)
Federal National Mortgage Association	6.00%	04/01/35-09/01/36	$154,011	$158,778,392
Federal National Mortgage Association	6.00%	TBA	51,800	53,321,625
Government National Mortgage Association	6.00%	04/15/37-04/15/38	6,740	6,967,409

TOTAL U.S GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $469,268,226)				477,042,155

U.S. TREASURY OBLIGATIONS — 15.1%
United States Treasury Bond(i)	7.50%	11/15/16	40,315	55,042,553
United States Treasury Bond	8.125%	08/15/19	30,000	44,339,070
United States Treasury Bond	8.75%	05/15/17	30,000	44,146,860
United States Treasury Bond(d)	8.875%	08/15/17	18,225	27,131,047
United States Treasury Bond	9.00%	11/15/18	29,200	45,100,305
United States Treasury Bond(d)	9.875%	11/15/15	39,115	58,278,299
United States Treasury Notes	1.125%	12/15/11	2,930	2,943,047
United States Treasury Notes	1.50%	12/31/13	3,140	3,132,885
United States Treasury Notes	3.75%	11/15/18	8,335	9,435,470
United States Treasury Notes(d)	5.125%	05/15/16	3,100	3,753,663
United States Treasury Strip(h)	3.36%	05/15/21	101,000	66,853,415
United States Treasury Strip(h)	3.94%	05/15/20	49,000	33,695,438
United States Treasury Strip(c)(h)	3.22%	11/15/19	50,500	35,763,343

TOTAL U.S. TREASURY OBLIGATIONS (cost $387,875,258)				429,615,395

TOTAL LONG-TERM INVESTMENTS (cost $2,479,044,348)				2,608,340,175

			Shares

SHORT-TERM INVESTMENT — 17.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $498,598,113; includes $211,799,924 of cash collateral for securities on loan)(Note 4)(a)(b)			498,598,113	498,598,113

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 109.5% (cost $2,977,642,461)				3,106,938,288

			Principal Amount (000)#

SECURITY SOLD SHORT — (1.2)%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION — (1.2)%
Federal National Mortgage Association (proceeds received $34,212,344)	5.00%	TBA	$34,000	(34,711,892)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 108.3% (cost $2,943,430,117)				3,072,226,396
Other liabilities in excess of other assets(j) — (8.3)%				(235,055,331)

NET ASSETS — 100.0%				$2,837,171,065

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviations are used in Portfolio descriptions:

144

A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN	Medium Term Note

TBA	To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.

†	The rating reflected is as of December 31, 2008. Ratings of certain bonds may have changed subsequent to that date.

(a)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c)

All or portion of security is on loan. The aggregate market value of such securities is $204,627,802; cash collateral of $211,799,924 (included in liabilities) was received with which the Portfolio purchased highly-liquid short-term investments.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	Indicates a variable rate security.

(g)	Indicates a restricted security; the aggregate original cost of such security is $786,560. The aggregate market value of $710,074 is approximately 0.03% percent of net assets.

(h)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2008.

(i)	Security segregated as collateral for swap agreements.

(j)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation (Depreciation)

Long Position:
2,563	10 Year U.S. Treasury Notes	Mar. 09	$302,201,545	$322,297,250	$20,095,705

Short Positions:
4,427	5 Year U.S. Treasury Notes	Mar. 09	511,550,262	527,055,101	(15,504,839)
742	U.S. Long Bond	Mar. 09	94,590,394	102,430,781	(7,840,387)
29	2 Year U.S. Treasury Notes	Mar. 09	6,276,543	6,323,813	(47,270)

					(23,392,496)

					$(3,296,791)

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank(2)	12/10/2011	$22,300	2.335%	3 month LIBOR	$(332,263)
Merrill Lynch Capital Services, Inc.(2)	12/15/2011	24,250	2.071%	3 month LIBOR	(183,436)
JPMorgan Chase Bank(1)	11/30/2012	140,000	4.25%	3 month LIBOR	12,013,765
Merrill Lynch Capital Services, Inc.(1)	1/30/2013	3,350	3.475%	3 month LIBOR	214,271
Merrill Lynch Capital Services, Inc.(1)	6/16/2013	1,000	4.613%	3 month LIBOR	108,509
Royal Bank of Scotland(1)	7/15/2013	50,000	4.021%	3 month LIBOR	4,549,219
Royal Bank of Scotland(1)	7/16/2013	25,000	4.073%	3 month LIBOR	2,342,278
JPMorgan Chase Bank(1)	7/18/2013	20,000	4.093%	3 month LIBOR	1,892,613
Barclays Bank PLC(1)	9/9/2013	48,250	3.763%	3 month LIBOR	3,993,542
Royal Bank of Scotland(1)	9/12/2013	77,500	3.798%	3 month LIBOR	6,552,215
Royal Bank of Scotland(1)	9/12/2013	35,370	3.796%	3 month LIBOR	2,987,499
Merrill Lynch Capital Services, Inc.(1)	9/18/2013	41,000	3.425%	3 month LIBOR	2,753,370

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

Barclays Bank PLC(1)	9/22/2013	$135,000	3.63%	3 month LIBOR	$10,491,405
JPMorgan Chase Bank(2)	9/23/2013	76,000	4.035%	3 month LIBOR	(7,381,326)
JPMorgan Chase Bank(2)	9/24/2013	181,000	4.113%	3 month LIBOR	(18,260,460)
Royal Bank of Scotland(1)	9/26/2013	143,000	4.086%	3 month LIBOR	14,239,811
JP Morgan Chase Bank(1)	10/2/2013	173,000	3.889%	3 month LIBOR	13,777,584
JPMorgan Chase Bank(1)	10/7/2013	21,750	3.868%	3 month LIBOR	1,690,871
Royal Bank of Scotland(1)	10/9/2013	18,500	3.580%	3 month LIBOR	1,181,673
Deutsche Bank AG(1)	10/10/2013	96,000	3.500%	3 month LIBOR	5,686,521
Citibank NA(1)	10/17/2013	30,500	4.173%	3 month LIBOR	2,770,342
JPMorgan Chase Bank(2)	10/27/2013	135,640	3.535%	3 month LIBOR	(8,480,667)
Citibank NA(2)	11/7/2013	123,000	3.488%	3 month LIBOR	(7,634,280)
Merrill Lynch Capital Services, Inc.(1)	11/20/2013	41,000	3.289%	3 month LIBOR	2,169,541
Barclays Bank PLC(1)	11/24/2013	42,000	2.765%	3 month LIBOR	1,175,015
Royal Bank of Scotland(2)	11/28/2013	120,000	2.865%	3 month LIBOR	(3,920,140)
Barclays Bank PLC(1)	11/12/2015	82,000	3.933%	3 month LIBOR	8,207,338
Merrill Lynch Capital Services, Inc.(1)	11/25/2015	79,000	3.198%	3 month LIBOR	4,112,592
Barclays Bank PLC(1)	12/4/2015	59,000	2.850%	3 month LIBOR	1,717,157
Merrill Lynch Capital Services, Inc.(1)	6/16/2018	1,600	4.915%	3 month LIBOR	320,198
Merrill Lynch Capital Services, Inc.(1)	9/18/2018	23,000	3.95%	3 month LIBOR	2,972,329
Merrill Lynch Capital Services, Inc.(1)	9/22/2018	75,000	4.135%	3 month LIBOR	10,989,106
Merrill Lynch Capital Services, Inc.(1)	10/2/2018	97,000	4.324%	3 month LIBOR	14,824,127
Royal Bank of Scotland(1)	10/9/2018	29,000	4.145%	3 month LIBOR	3,936,235
Merrill Lynch Capital Services, Inc.(1)	10/14/2018	140,000	4.445%	3 month LIBOR	22,459,471
Citibank NA(1)	10/20/2018	33,000	4.500%	3 month LIBOR	5,483,176
Citibank NA(2)	10/21/2018	16,000	4.523%	3 month LIBOR	(2,692,398)
JPMorgan Chase Bank(1)	10/29/2018	45,000	4.110%	3 month LIBOR	5,997,386
Citibank NA(2)	11/7/2018	68,000	4.138%	3 month LIBOR	(9,337,338)
Barclays Bank PLC(1)	11/24/2018	23,500	3.265%	3 month LIBOR	1,402,338
JPMorgan Chase Bank(2)	12/8/2018	20,250	2.900%	3 month LIBOR	(538,545)
Citibank NA(2)	12/11/2018	38,000	2.984%	3 month LIBOR	(1,293,683)
JPMorgan Chase Bank(2)	12/12/2018	11,500	2.960%	3 month LIBOR	(368,654)
Merrill Lynch Capital Services, Inc.(2)	12/15/2018	27,000	2.915%	3 month LIBOR	(761,030)
Deutsche Bank AG(2)	11/15/2019	28,417	4.546%	3 month LIBOR	(6,228,088)
Deutsche Bank AG(2)	5/15/2020	27,616	4.246%	3 month LIBOR	(5,122,515)
Deutsche Bank AG(2)	5/15/2021	26,415	4.446%	3 month LIBOR	(5,949,687)
Deutsche Bank AG(2)	5/15/2021	26,502	4.419%	3 month LIBOR	(5,862,444)

					$88,664,543

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)(3)#	Fixed Rate	Reference Entity/ Obligation	Fair Value(4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)

Credit Default Swaps on Credit Indices – Buy Protection(1):
Barclays Bank PLC	12/20/13	$30,000	1.50%	CDX North America, Ser. 11	—	—	—

Credit Default Swaps on Credit Indices – Sell Protection(2):
Deutsche Bank AG	12/20/13	160,000	1.50	CDX North America, Ser. 11	$(3,267,561)	$(5,956,073)	$2,688,512

					$(3,267,561)	$(5,956,073)	$2,688,512

The Portfolio entered into credit default swaps as the protection seller on credit indices to take on active short position with respect to the referenced entity’s credit soundness.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The fair value of credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing in market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring ad defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$498,598,113	$(3,296,791)
Level 2 – Other Significant Observable Inputs – Long	2,608,340,175	114,515,789
Level 2 – Other Significant Observable Inputs – Short	(34,711,892)	—
Level 3 – Significant Unobservable Inputs	—	(23,162,734)

Total	$3,072,226,396	$88,056,264

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments

Balance as of 1/28/08 (commencement of Portfolio)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$(23,162,734)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$(23,162,734)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

U.S. Government Agency Obligations	20.3%
Affiliated Money Market Mutual Fund (7.5% represents investments purchased with collateral from securities on loan)	17.6
U.S. Government Mortgage-Backed Obligations	16.8
U.S. Treasury Obligations	15.1
Commercial Mortgage-Backed Securities	11.7
Banking	5.8
Food	3.3
Electric	3.2
Telecommunications	2.6
Healthcare & Pharmaceutical	1.9
Asset-Backed Securities	1.4
Brokerage	1.0
Technology	1.0
Cable	0.8
Capital Goods	0.8
Consumer	0.8
Energy-Other	0.8
Non-Captive Finance	0.8
Tobacco	0.8
Energy-Integrated	0.7
Railroads	0.6
Aerospace/Defense	0.5
Insurance	0.4
Chemicals	0.3
Retail & Merchandising	0.2
Media & Entertainment	0.1
Metals & Mining	0.1
Pipelines & Other	0.1

109.5
Security Sold Short
U.S. Government Mortgage-Backed Obligation	(1.2)
Other liabilities in excess of other assets	(8.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments, at value, including securities on loan of $204,627,802:
Unaffiliated investments (cost $2,479,044,348)	$2,608,340,175
Affiliated investments (cost $498,598,113)	498,598,113
Cash	1,003,902
Receivable for investments sold	310,671,288
Unrealized appreciation on swap agreements	175,700,009
Dividends and interest receivable	21,482,765
Due from broker-variation margin	892,359
Premium for swaps purchased	673,889
Prepaid expenses	2,323

Total Assets	3,617,364,823

LIABILITIES:
Payable for investments purchased	436,912,622
Collateral for securities on loan	211,799,924
Unrealized depreciation on swap agreements	84,346,954
Security sold short, at value (proceeds received $34,212,344)	34,711,892
Premium for swaps written	5,956,073
Payable for fund share repurchased	3,921,655
Advisory fees payable	1,701,408
Shareholder servicing fees payable	743,574
Accrued expenses and other liabilities	99,656

Total Liabilities	780,193,758

NET ASSETS	$2,837,171,065

Net assets were comprised of:
Paid-in capital	$2,553,917,616
Retained earnings	283,253,449

Net assets, December 31, 2008	$2,837,171,065

Net asset value and redemption price per share, $2,837,171,065 / 260,181,950 outstanding shares of beneficial interest	$10.90

STATEMENT OF OPERATIONS
For the Period January 28, 2008* through December 31, 2008

INVESTMENT INCOME
Unaffiliated interest	$29,503,781
Affiliated dividend income	8,244,541
Affiliated income from securities lending, net	67,024

37,815,346

EXPENSES
Advisory fees	5,966,119
Shareholder servicing fees and expenses	743,574
Custodian and accounting fees	134,000
Interest expense (Note 7)	26,130
Audit fee	25,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	11,000
Trustees’ fees	9,000
Legal fees and expenses	8,000
Miscellaneous	14,027

Total expenses	6,955,850

NET INVESTMENT INCOME	30,859,496

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	21,030,549
Futures transactions	(1,029,905)
Swap agreement transactions	15,396,157
Short sale transactions	144,609

35,541,410

Net change in unrealized appreciation (depreciation) on:
Investments	129,295,827
Futures	(3,296,791)
Swap agreements	91,353,055
Short sales	(499,548)

216,852,543

NET GAIN ON INVESTMENTS	252,393,953

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$283,253,449

STATEMENT OF CHANGES IN NET ASSETS

January 28, 2008* through December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$30,859,496
Net realized gain on investment transactions	35,541,410
Net change in unrealized appreciation (depreciation) on investments	216,852,543

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	283,253,449

FUND SHARE TRANSACTIONS:
Fund share sold [485,984,996 shares]	4,854,327,763
Fund share repurchased [225,803,046 shares]	(2,300,410,147)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,553,917,616

TOTAL INCREASE IN NET ASSETS	2,837,171,065
NET ASSETS:
Beginning of period	—

End of period	$2,837,171,065

* Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 80.4%

CONVERTIBLE BONDS — 7.4%
Aerospace/Defense — 0.8%
Alliant Techsystems, Inc. Gtd. Notes	B1	2.75%	02/15/24	$1,000	$1,142,500
L-3 Communications Corp., Gtd. Notes	Ba3	3.00%	08/01/35	1,000	1,000,000

					2,142,500

Agriculture — 0.5%
Archer-Daniels-Midland Co., Sr. Unsec’d. Notes	A(d)	0.875%	02/15/14	1,500	1,462,500

Beverages — 0.5%
Molson Coors Brewing Co., Gtd. Notes	BBB(d)	2.50%	07/30/13	1,250	1,490,625

Computer Hardware — 0.3%
Intel Corp., Jr. Sub. Notes	A-(d)	2.95%	12/15/35	1,000	866,250

Electronics — 0.6%
Millipore Corp., Sr. Unsec’d. Notes	BB-(d)	3.75%	06/01/26	2,000	1,745,000

Energy — 0.3%
Evergreen Solar, Inc., Sr. Unsec’d. Notes	NR	4.00%	07/15/13	550	170,500
Quicksilver Resources, Inc., Sub. Notes	NR	1.875%	11/01/24	1,000	622,500

					793,000

Machinery — 0.4%
Roper Industries, Inc., Sr. Sub. Notes (1.48% until 01/15/09)	Ba1	Zero(e)	01/15/34	2,000	1,072,500

Metals & Mining — 0.5%
Newmont Mining Corp., Gtd. Notes	BBB+(d)	1.25%	07/15/14	1,350	1,444,500

Metals/Mining Excluding Steel — 0.6%
Placer Dome, Inc., Sr. Unsec’d. Notes	Baa1	2.75%	10/15/23	1,000	1,521,250

Oil Field Equipment & Services — 0.2%
Hanover Compress Co., Sr. Unsec’d. Notes	B1	4.75%	01/15/14	1,000	642,500

Pharmaceuticals — 1.1%
Gilead Sciences, Inc., Sr. Unsec’d. Notes	NR	0.625%	05/01/13	1,000	1,361,250
Teva Pharmaceutical Finance Co. BV, Gtd. Notes (Israel)	Baa2	1.75%	02/01/26	1,550	1,703,062

					3,064,312

Software/Services — 1.1%
EMC Corp., Sr. Unsec’d. Notes	A-(d)	1.75%	12/01/11	1,250	1,220,312
Equinix, Inc., Sub. Notes	B-(d)	2.50%	04/15/12	1,250	929,688
Symantec Corp., Sr. Unsec’d. Notes	NR	0.75%	06/15/11	1,000	945,000

					3,095,000

Support-Services — 0.5%
CRA International, Inc., Sr. Sub. Notes	NR	2.875%	06/15/34	1,500	1,340,625

TOTAL CONVERTIBLE BONDS (cost $22,378,270)					20,680,562

CORPORATE OBLIGATIONS — 65.0%
Aerospace/Defense — 0.7%
L-3 Communications Corp., Gtd. Notes	Ba3	6.125%	01/15/14	1,250	1,134,375
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%	01/15/15	950	760,000

					1,894,375

Agency — 3.9%
Freddie Mac Corp., Notes	Aaa	5.125%	04/18/11	10,000	10,800,750

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Auto Loans — 0.7%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.25%	10/25/11	$2,500	$1,826,272

Automotive — 0.5%
Ford Capital BV, Gtd. Notes	Ca	9.50%	06/01/10	1,750	761,250
Ford Motor Co., Sr. Unsec’d. Notes	Ca	9.50%	09/15/11	250	90,000
General Motors Corp., Sr. Unsec’d. Notes(a)	C	7.20%	01/15/11	2,000	420,000

					1,271,250

Automotive Parts & Equipment — 0.7%
Cooper-Standard Automotive, Inc., Gtd. Notes(a)	Caa3	8.375%	12/15/14	1,500	262,500
Stanadyne Corp., Sr. Sub. Notes	B3	10.00%	08/15/14	950	646,000
Tenneco, Inc., Gtd. Notes(a)	B3	8.625%	11/15/14	1,000	380,000
TRW Automotive, Inc., Gtd. Notes, 144A	B2	7.25%	03/15/17	1,200	612,000

					1,900,500

Banking — 0.6%
Bank of America Corp., Sr. Unsec’d. Notes(a)	Aa2	5.75%	12/01/17	1,700	1,697,350

Beverages
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa2	7.90%	11/01/18	60	73,539

Building & Construction — 0.1%
William Lyon Homes, Inc., Gtd. Notes	Caa3	10.75%	04/01/13	625	156,250

Building Materials — 0.2%
Belden, Inc., Gtd. Notes	Ba1	7.00%	03/15/17	850	637,500

Cable Television — 0.4%
CCH I Holdings LLC, Gtd. Notes(a)	Caa3	11.75%	05/15/14	2,875	147,344
CCH I Holdings LLC, Sr. Notes	Caa3	11.00%	10/01/15	1,500	262,500
General Cable Corp., Gtd. Notes(a)	B1	7.125%	04/01/17	1,000	660,000

					1,069,844

Chemicals — 2.1%
Equistar Chemicals LP, Sr. Notes(a)	Caa3	7.55%	02/15/26	3,500	437,500
Ineos Group Holdings PLC, Sec’d. Notes, 144A (United Kingdom)(a)	Caa2	8.50%	02/15/16	2,000	180,000
MacDermid, Inc., Sr. Sub. Notes, 144A	Caa1	9.50%	04/15/17	550	286,000
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa3	7.375%	12/01/14	475	389,500
Mosaic Global Holdings, Inc., Sr. Unsec’d. Notes(a)	Baa3	7.30%	01/15/28	1,800	1,408,500
Nova Chemicals Corp., Sr. Unsec’d. Notes (Canada)(a)	Ba3	6.50%	01/15/12	1,375	570,625
Praxair, Inc., Sr. Unsec’d. Notes	A2	4.625%	03/30/15	1,000	1,006,617
Rockwood Specialties Group, Inc., Gtd. Notes	B3	7.50%	11/15/14	2,000	1,540,000

					5,818,742

Clothing & Apparel — 0.4%
Levi Strauss & Co., Sr. Unsec’d. Notes	B2	8.875%	04/01/16	1,500	1,020,000

Commercial Services — 0.1%
Rental Service Corp., Gtd. Notes	Caa1	9.50%	12/01/14	650	357,500

Computer Services & Software — 0.2%
Serena Software, Inc., Gtd. Notes	Caa1	10.375%	03/15/16	1,000	507,500

Consumer Discretionary — 0.3%
INVISTA, Sr. Unsec’d. Notes, 144A	Ba3	9.25%	05/01/12	1,150	805,000

Consumer Products — 0.4%
Heinz (H.J.) Co., Sr. Unsec’d. Notes	Baa2	5.35%	07/15/13	1,000	992,076

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Consumer Products & Services — 0.4%
Elizabeth Arden, Inc., Gtd. Notes(a)	B1	7.75%	01/15/14	$1,500	$975,000
Harry & David, Gtd. Notes	Caa1	9.00%	03/01/13	460	147,200

					1,122,200

Diversified Capital Goods — 1.0%
Mueller Water Products, Inc., Gtd. Notes	B3	7.375%	06/01/17	725	493,000
Park-Ohio Industries, Inc., Gtd. Notes(a)	B3	8.375%	11/15/14	1,641	672,810
RBS Global, Inc. & Rexnord Corp., Gtd. Notes	B3	9.50%	08/01/14	1,750	1,303,750
Sensus Metering Systems, Inc., Sr. Sub. Notes	B3	8.625%	12/15/13	500	365,000

					2,834,560

Diversified Financial Services — 0.5%
General Electric Capital Corp., Sr. Unsec’d. Notes(a)	Aaa	4.80%	05/01/13	1,500	1,475,838

Diversified Operations — 0.4%
Honeywell International, Inc., Sr. Unsec’d. Notes	A2	5.30%	03/01/18	1,000	1,020,277

Electric – Generation — 1.6%
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	8.375%	05/01/16	3,000	2,130,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	500	465,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%	01/15/17	1,000	920,000
Reliant Energy, Inc., Sr. Notes	Ba3	6.75%	12/15/14	1,000	900,000

					4,415,000

Electric – Integrated — 3.8%
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	9.125%	05/01/31	3,000	2,220,000
Mirant North America LLC, Gtd. Notes	B1	7.375%	12/31/13	250	240,000
Nevada Power Co., General Refinance Mortgage	Baa3	5.875%	01/15/15	1,700	1,627,313
Northeast Utilities, Sr. Unsec’d. Notes	Baa2	5.65%	06/01/13	600	560,633
PPL Energy Supply LLC, Sr. Unsec’d. Notes	Baa2	6.40%	11/01/11	500	491,793
PSE&G Energy Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.50%	06/15/11	3,350	3,157,764
Virginia Electric & Power Co., Sr. Unsec’d. Notes	Baa1	4.50%	12/15/10	2,400	2,368,670

					10,666,173

Electronic Components & Equipment — 0.5%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes(a)	Caa1	7.75%	11/01/12	1,500	660,000
AES Corp. (The), Sr. Unsec’d. Notes(a)	B1	8.00%	10/15/17	750	615,000

					1,275,000

Energy — 0.1%
Quicksilver Resources, Inc., Gtd. Notes	B2	7.125%	04/01/16	500	267,500

Energy – Exploration & Production — 3.5%
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	6.25%	01/15/18	1,500	1,110,000
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	7.00%	08/15/14	1,000	830,000
Cimarex Energy Co., Gtd. Notes	Ba3	7.125%	05/01/17	2,000	1,560,000
Forest Oil Corp., Gtd. Notes	B1	7.25%	06/15/19	1,850	1,350,500
Forest Oil Corp., Gtd. Notes, 144A	B1	7.25%	06/15/19	125	91,250
KCS Energy, Inc., Gtd. Notes	B3	7.125%	04/01/12	2,000	1,500,000
Kerr-McGee Corp., Gtd. Notes	Baa3	6.95%	07/01/24	2,550	2,235,962
Range Resources Corp., Gtd. Notes	Ba3	7.375%	07/15/13	1,025	894,313
VeraSun Energy Corp., Gtd. Notes(a)	D(d)	9.375%	06/01/17	1,175	141,000

					9,713,025

Environmental — 0.9%
Republic Services, Inc., Sr. Unsec’d. Notes	Baa3	6.75%	08/15/11	2,500	2,459,350

Farming & Agriculture — 0.1%
Bunge NA Finance LP, Gtd. Notes	Baa2	5.90%	04/01/17	225	163,775

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Financial Services — 1.8%
American Express Credit Corp., Sr. Unsec’d. Notes	A1	7.30%	08/20/13	$1,000	$1,023,592
CIT Group, Inc., Sr. Unsec’d. Notes	Baa1	5.20%	11/03/10	625	541,626
GMAC LLC, Gtd. Notes, 144A	NR	7.25%	03/02/11	1,899	1,631,982
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	Aa2	6.00%	01/15/18	400	422,210
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.00%	04/28/15	1,500	1,294,095
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	A2	6.625%	04/01/18	170	149,139
Washington Mutual Bank, Sub. Notes	D(d)	6.875%	06/15/11	1,350	135

					5,062,779

Food — 0.6%
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.20%	03/17/15	1,300	1,270,641
Kellogg Co., Sr. Unsec’d. Notes	A3	4.25%	03/06/13	325	314,728

					1,585,369

Food & Drug Retailers — 1.7%
Ingles Markets, Inc., Sr. Sub. Notes	B2	8.875%	12/01/11	400	348,000
New Albertsons, Inc., Sr. Unsec’d. Notes	B1	7.25%	05/01/13	1,000	845,000
Stater Brothers Holdings, Gtd. Notes	B2	8.125%	06/15/12	1,750	1,583,750
SUPERVALU, Inc., Sr. Unsec’d. Notes	B1	7.50%	11/15/14	2,500	2,050,000

					4,826,750

Food – Wholesale — 0.5%
Dole Food Co., Inc., Gtd. Notes(a)	Caa2	8.75%	07/15/13	2,000	1,180,000
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.75%	02/19/14	240	249,332

					1,429,332

Forestry/Paper — 0.4%
Graphic Packaging International Corp., Gtd. Notes	B3	9.50%	08/15/13	375	258,750
Smurfit Kappa Funding PLC, Sr. Sub. Notes	B2	7.75%	04/01/15	1,500	817,500
Stone Container Enterprises, Inc., Sr. Unsec’d. Notes	Caa1	8.00%	03/15/17	1,000	190,000

					1,266,250

Gaming — 4.1%
Boyd Gaming Corp., Sr. Sub. Notes	B2	7.125%	02/01/16	1,500	885,000
Isle of Capri Casinos, Inc., Gtd. Notes(a)	Caa1	7.00%	03/01/14	750	318,750
Las Vegas Sands Corp., Sr. Notes(a)	B2	6.375%	02/15/15	3,500	2,030,000
MGM MIRAGE, Gtd. Notes	Ba3	6.75%	09/01/12	1,500	1,050,000
River Rock Entertainment Authority, Sr. Notes	B2	9.75%	11/01/11	2,005	1,664,150
Scientific Games Corp., Gtd. Notes(a)	Ba3	6.25%	12/15/12	1,525	1,227,625
Seneca Gaming Corp., Sr. Unsec’d. Notes	Ba2	7.25%	05/01/12	1,500	1,207,500
Snoqualmie Entertainment Authority, Sr. Notes, 144A(a)	B3	9.125%	02/01/15	2,000	1,240,000
Station Casinos, Inc., Sr. Sub. Notes	Ca	6.50%	02/01/14	1,000	57,500
Turning Stone Resort Casino Enterprise, Sr. Unsec’d. Notes, 144A	B1	9.125%	12/15/10	2,000	1,680,000

					11,360,525

Gas Distribution — 3.5%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.25%	06/01/18	750	595,254
El Paso Natural Gas Co., Sr. Unsec’d. Notes	Baa3	5.95%	04/15/17	1,250	993,276
Ferrellgas Escrow LLC / Ferrellgas Finance Escrow Corp., Sr. Unsec’d. Notes	Ba3	6.75%	05/01/14	2,250	1,552,500
Inergy LP / Inergy Finance Corp., Gtd. Notes	B1	8.25%	03/01/16	2,000	1,560,000
Markwest Energy Partners LP / Markwest Energy Finance Corp., Gtd. Notes	B2	6.875%	11/01/14	1,539	969,570
Northwest Pipeline Corp., Notes	Baa2	6.05%	06/15/18	175	152,672
Pacific Energy Partners LP / Pacific Energy Finance Corp., Gtd. Notes	Baa3	6.25%	09/15/15	500	371,844

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Gas Distribution (cont’d.)
Panhandle Eastern Pipeline Co., Sr. Unsec’d. Notes	Baa3	7.00%		06/15/18	$260	$207,612
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.875%		09/01/21	2,750	2,103,750
Williams Partners LP / Williams Partners Finance Co., Sr. Unsec’d. Notes	Ba2	7.25%		02/01/17	1,625	1,283,750

						9,790,228

Health Services — 2.9%
Advanced Medical Optics, Inc., Gtd. Notes	B2	7.50%		05/01/17	1,350	688,500
Alliance Imaging, Inc., Sr. Sub. Notes	B3	7.25%		12/15/12	1,000	850,000
Bio-Rad Laboratories, Inc., Sr. Sub. Notes(a)	Ba3	6.125%		12/15/14	2,575	2,066,437
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%		04/01/13	1,500	1,397,709
Vanguard Health Holdings Co. II LLC, Gtd. Notes(a)	Caa1	9.00%		10/01/14	2,500	2,087,500
VWR Funding, Inc., Gtd. Notes	Caa1	10.25%		07/15/15	1,500	945,000

						8,035,146

Healthcare Services — 1.3%
Community Health Systems, Inc., Gtd. Notes	B3	8.875%		07/15/15	2,000	1,840,000
Select Medical Corp., Gtd. Notes	B3	7.625%		02/01/15	750	397,500
Sun Healthcare Group, Inc., Gtd. Notes	B3	9.125%		04/15/15	1,500	1,312,500

						3,550,000

Hotels — 0.8%
Felcor Lodging LP, Gtd. Notes	Ba3	8.50%		06/01/11	1,200	888,000
Host Marriott LP, Gtd. Notes	Ba1	7.00%		08/15/12	1,500	1,271,250

						2,159,250

Household & Leisure Products — 0.1%
Walt Disney Co. (The), Sr. Unsec’d. Notes	A2	4.50%		12/15/13	360	362,375

Insurance — 0.3%
HUB International Holdings, Inc., Sr. Unsec’d. Notes, 144A	B3	9.00%		12/15/14	750	458,438
USI Holdings Corp., Gtd. Notes, 144A	B3	6.024	%(c)	11/15/14	1,250	507,812

						966,250

Leisure — 0.2%
Gaylord Entertainment Co., Gtd. Notes	Caa1	8.00%		11/15/13	1,000	690,000

Machinery — 1.2%
Baldor Electric Co., Gtd. Notes	B3	8.625%		02/15/17	2,500	1,862,500
Gardner Denver, Inc., Gtd. Notes	B1	8.00%		05/01/13	1,600	1,408,000

						3,270,500

Media – Broadcasting — 0.2%
Allbritton Communications Co., Sr. Sub. Notes	B2	7.75%		12/15/12	1,000	491,250
Univision Communications, Inc., Gtd. Notes, 144A	Caa2	9.75%		03/15/15	850	106,250

						597,500

Media – Cable — 0.7%
EchoStar DBS Corp., Gtd. Notes	Ba3	7.125%		02/01/16	1,150	960,250
Mediacom LLC / Mediacom Capital Corp., Sr. Unsec’d. Notes(a)	B3	9.50%		01/15/13	1,500	1,132,500

						2,092,750

Media – Services — 0.3%
Affinion Group, Inc., Gtd. Notes	B3	11.50%		10/15/15	500	300,625
Interpublic Group of Cos., Inc., Sr. Unsec’d. Notes	Ba3	6.25%		11/15/14	1,040	462,800

						763,425

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Medical Supplies & Equipment — 1.0%
Baxter International, Inc., Sr. Unsec’d. Notes	A3	5.375%	06/01/18	$200	$209,073
HCA, Inc., Sr. Notes	B2	9.125%	11/15/14	1,175	1,089,812
United Surgical Partners International, Inc., Gtd. Notes(a)	Caa1	8.875%	05/01/17	2,250	1,541,250

					2,840,135

Metals & Mining — 1.0%
Aleris International, Inc., Gtd. Notes	Caa3	10.00%	12/15/16	1,200	195,000
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%	04/01/17	2,500	2,050,000
Noranda Aluminium Acquisition Corp., Gtd. Notes	B3	6.595%	05/15/15	1,700	578,000

					2,823,000

Metals/Mining Excluding Steel — 0.5%
Peabody Energy Corp., Gtd. Notes	Ba1	5.875%	04/15/16	1,500	1,275,000

Non-Food & Drug Retailers — 0.2%
Brookstone Co., Inc., Sr. Notes	Caa1	12.00%	10/15/12	1,000	575,000

Oil & Gas — 1.6%
BJ Services Co., Sr. Unsec’d. Notes	Baa1	6.00%	06/01/18	600	513,876
Key Energy Services, Inc., Gtd. Notes	B1	8.375%	12/01/14	2,500	1,650,000
Newfield Exploration Co., Sr. Sub. Notes	Ba3	7.125%	05/15/18	750	592,500
Petrobras International Finance Co., Gtd. Notes (Cayman Islands)	Baa1	5.875%	03/01/18	1,000	899,000
Tesoro Corp., Gtd. Notes	Ba1	6.25%	11/01/12	1,250	862,500

					4,517,876

Oil Field Equipment & Services — 1.7%
Complete Production Services, Inc., Gtd. Notes	B2	8.00%	12/15/16	750	472,500
Dresser-Rand Group, Inc., Gtd. Notes	B1	7.375%	11/01/14	1,101	847,770
Hornbeck Offshore Services, Inc., Gtd. Notes	Ba3	6.125%	12/01/14	1,680	1,092,000
National-Oilwell Varco, Inc., Sr. Unsec’d. Notes	A3	6.125%	08/15/15	1,000	868,621
Pride International, Inc., Sr. Unsec’d. Notes	Ba1	7.375%	07/15/14	1,600	1,488,000

					4,768,891

Packaging — 1.6%
Crown Cork & Seal Co., Inc., Sr. Unsec’d. Notes(a)	B2	7.375%	12/15/26	4,500	3,330,000
Solo Cup Co., Gtd. Notes(a)	Caa2	8.50%	02/15/14	1,000	645,000
Vitro SAB de CV, Gtd. Notes	Caa1	9.125%	02/01/17	2,000	600,000

					4,575,000

Paper & Forest Products — 0.1%
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.95%	06/15/18	325	256,867

Pharmaceuticals — 0.9%
BioMarin Pharmaceutical, Inc., Sr. Sub. Notes	CCC(d)	2.50%	03/29/13	1,000	1,130,000
Warner Chilcott Corp., Gtd. Notes	B3	8.75%	02/01/15	1,451	1,291,390

					2,421,390

Printing & Publishing — 0.1%
Idearc, Inc., Gtd. Notes	Caa2	8.00%	11/15/16	1,125	84,375
R.H. Donnelley Corp., Sr. Unsec’d. Notes	Caa1	8.875%	01/15/16	1,000	150,000

					234,375

Software Services — 0.3%
SunGard Data Systems, Inc., Gtd. Notes	Caa1	9.125%	08/15/13	1,000	865,000

Steel Producers/Products — 0.6%
Allegheny Ludlum Corp., Gtd. Notes(a)	Baa3	6.95%	12/15/25	1,850	1,643,213

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Support Services — 0.3%
ARAMARK Corp., Gtd. Notes	B3	6.693	%(c)	02/01/15	$450	$342,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., Gtd. Notes(a)	Ba3	7.625%		05/15/14	1,350	391,500
Education Management LLC / Education Management Finance Corp., Gtd. Notes	B2	8.75%		06/01/14	275	209,000

						942,500

Technology — 0.3%
Vangent, Inc., Gtd. Notes	Caa1	9.625%		02/15/15	1,500	871,875

Telecom – Integrated/Services — 2.2%
Cincinnati Bell, Inc., Gtd. Notes	B2	8.375%		01/15/14	2,475	1,905,750
Qwest Capital Funding, Inc., Gtd. Notes(a)	B1	7.90%		08/15/10	1,600	1,456,000
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.25%		02/15/11	2,125	1,848,750
Syniverse Technologies, Inc., Gtd. Notes	B2	7.75%		08/15/13	1,750	894,687

						6,105,187

Telecommunications — 2.8%
Hellas II, Sub. Notes, 144A	Caa2	10.50	%(c)	01/15/15	1,275	255,000
Hughes Network Systems LLC/HNS Finance Corp., Gtd. Notes	B1	9.50%		04/15/14	750	609,375
iPCS, Inc., Sr. Notes	Caa1	6.443%		05/01/14	1,000	610,000
MasTec, Inc., Gtd. Notes	B1	7.625%		02/01/17	750	563,438
MetroPCS Wireless, Inc., Gtd. Notes	Caa1	9.25%		11/01/14	950	850,250
Nordic Telephone Co. Holdings ApS, Sr. Notes, 144A	B2	8.875%		05/01/16	2,500	1,750,000
Sprint Capital Corp., Gtd. Notes(a)	Ba2	6.90%		05/01/19	1,650	1,171,500
Valor Telecommunications Enterprises Finance Corp., Gtd. Notes	Baa3	7.75%		02/15/15	750	626,250
Verizon Wireless Capital, Sr. Unsec’d. Notes, 144A	A2	8.50%		11/15/18	250	292,919
Windstream Corp., Gtd. Notes	Ba3	7.00%		03/15/19	1,230	947,100

						7,675,832

Textile & Apparel — 0.2%
Quicksilver, Inc., Gtd. Notes(a)	B3	6.875%		04/15/15	1,925	620,812

Transportation — 0.9%
Bristow Group, Inc., Gtd. Notes	Ba2	6.125%		06/15/13	2,975	2,142,000
Bristow Group, Inc., Gtd. Notes	Ba2	7.50%		09/15/17	500	335,000

						2,477,000

Utilities — 4.0%
Commonwealth Edison Co., First Mortgage	Baa2	5.80%		03/15/18	1,500	1,355,712
E.On International Finance BV, Gtd. Notes, 144A (Netherlands)	A2	5.80%		04/30/18	1,000	934,972
Edison Mission Energy, Sr. Unsec’d. Notes(a)	B1	7.00%		05/15/17	2,500	2,175,000
Edison Mission Energy, Sr. Unsec’d. Notes(a)	B1	7.75%		06/15/16	2,500	2,225,000
National Fuel Gas Co., Sr. Unsec’d. Notes, 144A	Baa1	6.50%		04/15/18	1,440	1,324,932
Northern States Power, First Mortgage(a)	A2	5.25%		03/01/18	120	119,561
PECO Energy Co., First Refinance Mortgage	A2	5.35%		03/01/18	500	477,323
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A(a)	B3	10.50%		11/01/15	3,450	2,449,500

						11,062,000

TOTAL CORPORATE OBLIGATIONS (cost $253,125,790)						180,600,528

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 4.9%
Federal Home Loan Mortgage Corp.	6.00%	04/01/33	$2,014	$2,076,842
Federal National Mortgage Assoc.	6.50%	05/01/35-02/01/37	11,200	11,644,485

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (cost $13,397,916)				13,721,327

	Shares

PREFERRED STOCKS — 3.1%
Banking — 0.5%
Bank of America Corp., 7.25%, CVT	2,000	1,300,000

Electric – Generation — 0.3%
NRG Energy, 5.75%, CVT	4,000	875,280

Financial Services — 0.3%
General Motors Acceptance Corp., 9.00%, 144A	402	126,630
Vale Capital Ltd., 5.50%, CVT	25,000	696,750

		823,380

Gas Distribution — 1.1%
El Paso Corp., 4.99%, CVT	2,430	1,604,408
Williams Cos., Inc., 5.50%, CVT	20,000	1,360,000

		2,964,408

Insurance — 0.3%
MetLife, Inc., 6.375%, CVT	80,000	824,000

Pharmaceuticals — 0.6%
Mylan, Inc., 6.50%, CVT	2,500	1,647,575

U.S. Government Agency Obligation
Federal National Mortgage Assoc., 8.25%, CVT	33,500	27,805
Federal National Mortgage Assoc., 8.75%, CVT	25,000	26,250

		54,055

TOTAL PREFERRED STOCKS (cost $14,593,629)		8,488,698

TOTAL LONG-TERM INVESTMENTS (cost $303,495,605)		223,491,115

SHORT-TERM INVESTMENT — 33.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 33.1%
Dryden Core Investment Fund – Taxable Money Market Series (cost $91,898,464; includes $33,500,769 of cash collateral for securities on loan) (Note 4)(b)(w)	91,898,464	91,898,464

TOTAL INVESTMENTS—113.5% (cost $395,394,069)		315,389,579
Liabilities in excess of other assets — (13.5)%		(37,403,912)

NET ASSETS — 100.0%		$277,985,667

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviations are used in Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVT	Convertible Security

MTN	Medium Term Note

NR	Not Rated by Moody’s or Standard & Poor’s

#	Principal amount is shown in U.S. dollars unless otherwise stated.

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

(a)

All or a portion of security is on loan. The aggregate market value of such securities is $30,491,283; cash collateral of $33,500,769 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(e)	The rate shown reflects the coupon rate after the step date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$100,387,162	—
Level 2 – Other Significant Observable Inputs	215,002,417	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$315,389,579	—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (12.1% represents investments purchased with collateral from securities on loan)	33.1%
Convertible Bonds	7.4
U.S. Government Agency Mortgage-Backed Securities	4.9
Gas Distribution	4.6
Gaming	4.1
Utilities	4.0
Agency	3.9
Electric – Integrated	3.8
Energy – Exploration & Production	3.5
Health Services	2.9
Telecommunications	2.8
Telecom – Integrated/Services	2.2
Financial Services	2.1
Chemicals	2.1
Electric – Generation	1.9
Food & Drug Retailers	1.7
Oil Field Equipment & Services	1.7
Packaging	1.6
Oil & Gas	1.6
Pharmaceuticals	1.5
Healthcare Services	1.3
Machinery	1.2
Banking	1.1
Medical Supplies & Equipment	1.0
Diversified Capital Goods	1.0
Metals & Mining	1.0
Transportation	0.9
Environmental	0.9
Hotels	0.8
Media – Cable	0.7
Automotive Parts & Equipment	0.7
Aerospace/defense	0.7
Auto Loans	0.7
Insurance	0.6
Steel Producers/Products	0.6
Food	0.6
Diversified Financial Services	0.5
Food – Wholesale	0.5
Electronic Components & Equipment	0.5
Metals/Mining Excluding Steel	0.5
Automotive	0.5
Forestry/Paper	0.4
Consumer Products & Services	0.4
Cable Television	0.4
Diversified Operations	0.4
Clothing & Apparel	0.4
Consumer Products	0.4
Support Services	0.3
Technology	0.3
Software Services	0.3
Consumer Discretionary	0.3
Media – Services	0.3
Leisure	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Industry (cont’d.)

Building Materials	0.2%
Textile & Apparel	0.2
Media – Broadcasting	0.2
Non-food & Drug Retailers	0.2
Computer Services & Software	0.2
Household & Leisure Products	0.1
Commercial Services	0.1
Energy	0.1
Paper & Forest Products	0.1
Printing & Publishing	0.1
Farming & Agriculture	0.1
Building & Construction	0.1

113.5
Liabilities in excess of other assets	(13.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $30,491,283:
Unaffiliated investments (cost $303,495,605)	$223,491,115
Affiliated investments (cost $91,898,464)	91,898,464
Cash	7,884,556
Dividends and interest receivable	4,877,767
Receivable for fund share sold	2,085,247
Other receivables	560,086
Prepaid expenses	6,789

Total Assets	330,804,024

LIABILITIES:
Payable to broker for collateral for securities on loan	33,500,769
Payable for investments purchased	19,151,244
Advisory fees payable	68,373
Accrued expenses and other liabilities	56,819
Payable for fund share repurchased	39,730
Shareholder servicing fees payable	1,422

Total Liabilities	52,818,357

NET ASSETS	$277,985,667

Net assets were comprised of:
Paid-in capital	$353,553,758
Retained earnings	(75,568,091)

Net assets, December 31, 2008	$277,985,667

Net asset value and redemption price per share, $277,985,667 / 35,110,312 outstanding shares of beneficial interest	$7.92

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$26,367,413
Unaffiliated dividend income	1,896,695
Affiliated income from securities lending, net	438,306
Affiliated dividend income	197,845

28,900,259

EXPENSES
Advisory fees	2,941,419
Shareholder servicing fees and expenses	300,890
Custodian and accounting fees	112,000
Loan interest expense (Note 7)	37,171
Audit fee	24,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	14,000
Shareholders’ reports	8,000
Legal fees and expenses	8,000
Insurance expenses	8,000
Miscellaneous	4,657

Total expenses	3,477,137
Less: advisory fee waiver	(74,752)

Net expenses	3,402,385

NET INVESTMENT INCOME	25,497,874

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(20,717,802)
Net change in unrealized appreciation (depreciation) on investments	(81,717,959)

NET LOSS ON INVESTMENTS	(102,435,761)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(76,937,887)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$25,497,874	$32,833,707
Net realized gain (loss) on investment transactions	(20,717,802)	13,963,452
Net change in unrealized appreciation (depreciation) on investments	(81,717,959)	(11,013,461)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76,937,887)	35,783,698

DISTRIBUTIONS	(46,797,159)	(34,962,495)

FUND SHARE TRANSACTIONS:
Fund share sold [17,823,820 and 16,161,862 shares, respectively]	158,136,993	196,721,031
Fund share issued in reinvestment of distributions [4,512,744 and 3,029,679 shares, respectively]	46,797,159	34,962,495
Fund share repurchased [31,514,015 and 25,882,975 shares, respectively]	(316,713,197)	(313,692,071)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(111,779,045)	(82,008,545)

TOTAL DECREASE IN NET ASSETS	(235,514,091)	(81,187,342)
NET ASSETS:
Beginning of year	513,499,758	594,687,100

End of year	$277,985,667	$513,499,758

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 114.4%

ASSET-BACKED SECURITIES(c) — 7.8%
Argent Securities, Inc., Series 2006-M2, Class A2A	Aaa	0.521%	09/25/36	$381	$373,954
Asset Backed Funding Certificates, Series 2006-HE1, Class A2A	Aaa	0.531%	01/25/37	4,993	4,313,428
BA Credit Card Trust, Series 2007-A12, Class A12	Aaa	1.395%	01/15/13	12,200	11,162,941
Bear Stearns Asset Backed Securities Trust, Series 2007-HE7, Class 1A1	A1	1.471%	10/25/37	5,468	4,477,432
Carrington Mortgage Loan Trust, Series 2007-HE1, Class A1	Aaa	0.571%	06/25/37	3,957	3,506,748
Countrywide Asset-Backed Certificates, Series 2006-8, Class 2A1	Aaa	0.501%	01/25/46	52	51,485
Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV1	Aaa	0.531%	09/25/46	148	145,533
Countrywide Asset-Backed Certificates, Series 2006-16, Class 2A1	Aaa	0.521%	12/25/46	735	712,254
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1	Aaa	0.541%	06/25/37	2,010	1,867,001
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	Aaa	1.171%	07/25/32	3	1,805
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	Aaa	1.211%	08/25/32	98	36,725
First NLC Trust, Series 2007-1, Class A1, 144A (original cost $4,118,626; purchased 06/22/07)(f)(g)	A1	0.541%	08/25/37	4,119	3,409,474
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B	Aaa	2.095%	01/15/11	7,200	6,986,912
Ford Credit Auto Owner Trust, Series 2008-C, Class A3	Aaa	2.615%	06/15/12	4,200	3,808,880
Franklin Auto Trust, Series 2008-A, Class A2	Aaa	1.508%	10/20/11	3,650	3,515,739
HFC Home Equity Loan Asset Backed Certificates, Series 2005-1, Class A	Aaa	0.798%	01/20/34	2,670	1,832,313
HFC Home Equity Loan Asset Backed Certificates, Series 2007-3, Class A1	Aaa	1.308%	11/20/36	3,185	2,844,050
Indymac Residential Asset Backed Trust, Series 2006-D, Class 2A1	Aaa	0.521%	11/25/36	133	130,266
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.751%	10/25/34	23	7,842
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class A2A	Aaa	0.541%	08/25/36	1,010	951,898
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	Aaa	0.971%	12/25/33	508	396,396
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	Aaa	0.831%	11/25/34	389	245,367
Residential Asset Securities Corp., Series 2006-EMX9, Class 1A1	Aaa	0.541%	11/25/36	81	78,137
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A	Aa2	0.601%	05/25/37	3,843	2,572,374
SLM Student Loan Trust, Series 2006-8, Class A2	Aaa	3.535%	10/25/16	3,264	3,186,195
Soundview Home Equity Loan Trust, Series 2007-OPT5, Class 2A1	Aaa	1.271%	10/25/37	3,267	2,911,806
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2, 144A (original cost $1,185,429; purchased 09/29/06)(f)(g)	Aaa	0.711%	10/25/35	1,183	1,099,926

TOTAL ASSET-BACKED SECURITIES (cost $67,750,243)					60,626,881

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) — 0.7%

Chrysler Financial, Term, 144A (original cost $4,596,813; purchased 07/31/07)(f)(g)	CAA(d)	6.00%		08/03/12	$4,839	$2,436,654
HCA, Inc., Term B (original cost $2,947,500; purchased 11/14/06)(f)(g)	BA-(d)	3.71%		11/16/13	2,948	2,304,577
NRG Energy, Inc., Synth LOC, (original cost $260,737; purchased 02/08/08)(f)(g)	BA+(d)	1.36%		02/01/13	291	251,282
NRG Energy, Inc., Term B (original cost $597,973; purchased 02/08/08)(f)(g)	BA+(d)	2.96%		02/01/13	667	576,289

TOTAL BANK LOANS (cost $8,473,595)						5,568,802

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.2%
American Home Mortgage Investment Trust, Series 2004-4, Class 5A	Aaa	4.44	%(c)	02/25/45	2,685	1,512,336
Banc of America Funding Corp., Series 2006-A, Class 1A1	AAA(d)	4.609	%(c)	02/20/36	2,955	2,514,450
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	Aaa	5.446	%(c)	01/25/34	902	632,337
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	Aaa	5.433	%(c)	02/25/34	848	542,266
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	Aaa	5.509	%(c)	11/25/34	5,608	3,545,292
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	Aaa	2.74	%(c)	08/25/35	1,072	898,761
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2	Aaa	4.55	%(c)	08/25/35	2,840	2,330,105
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A1	AAA(d)	4.75	%(c)	10/25/35	1,406	1,316,304
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Aaa	5.488	%(c)	09/25/35	3,231	1,502,882
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	Aa1	5.849	%(c)	01/25/36	5,024	2,990,674
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Aaa	5.658	%(c)	01/26/36	5,287	3,319,557
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Aaa	5.758	%(c)	12/26/46	5,495	3,819,208
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	Aaa	4.05	%(c)	08/25/35	1,870	1,407,229
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2	Aaa	4.248	%(c)	08/25/35	1,712	1,398,784
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	Aaa	4.098	%(c)	08/25/35	471	399,833
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A	AAA(d)	4.70	%(c)	12/25/35	7,291	5,288,521
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	AAA(d)	6.25%		12/25/33	358	310,509
Countrywide Alternative Loan Trust, Series 2005-11CB, Class 2A8	Aaa	4.50%		06/25/35	243	236,658
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J7, Class 4A2	AAA(d)	0.871	%(c)	08/25/18	443	424,823
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 1A3, 144A	Aaa	6.00%		11/25/26	93	93,423
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A (original cost $494,806; purchased 12/01/03)(f)(g)	Aaa	6.50	%(c)	01/25/34	472	438,108
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	Aaa	0.811	%(c)	02/25/35	1,228	607,257
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	Aaa	0.761	%(c)	04/25/35	2,144	982,308
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	Aaa	4.591	%(c)	04/25/35	1,617	1,212,789
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R2, Class 1AF1, 144A (original cost $4,231,570; purchased 06/20/05)(f)(g)	Aaa	0.811	%(c)	06/25/35	4,232	2,871,537

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)

Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	Aaa	6.50%		04/25/33	$95	$81,572
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	Aaa	4.858	%(c)	06/25/33	1,756	1,468,119
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1, 144A (original cost $4,220,091; purchased 07/10/07)(f)(g)	Aa1	0.591	%(c)	07/25/37	4,220	3,822,221
Fannie Mae, Series 1988-22, Class A	Aaa	4.375	%(c)	08/25/18	8	8,364
Fannie Mae, Series 1996-39, Class H	Aaa	8.00%		11/25/23	78	85,336
Fannie Mae, Series 2003-67, Class GN	Aaa	3.50%		01/25/25	99	99,001
Fannie Mae, Series 2003-83, Class A	Aaa	4.25%		04/25/28	597	596,005
Fannie Mae, Series 2003-92, Class PC	Aaa	4.50%		05/25/15	6,510	6,556,188
Fannie Mae, Series 2004-11, Class A	Aaa	0.591	%(c)	03/25/34	604	581,350
Fannie Mae, Series 2006-5, Class 3A2	Aaa	4.664	%(c)	05/25/35	857	881,033
Fannie Mae, Series 2007-114, Class A6	Aaa	0.671	%(c)	10/27/37	6,000	5,099,910
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	Aaa	6.50%		07/25/43	2,640	2,741,250
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	Aaa	7.00%		10/25/43	1,462	1,516,300
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	3.655	%(c)	07/25/44	2,239	2,019,301
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	3.455	%(c)	10/25/44	7,569	7,254,207
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.511	%(c)	12/25/36	6,787	6,460,626
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1	Aaa	5.309	%(c)	09/25/34	1,160	692,788
First Republic Mortgage Loan Trust, Series 2002-FRB1, Class A	Aaa	1.495	%(c)	08/15/32	2,057	1,652,314
Freddie Mac, Series 2538, Class CA	Aaa	5.00%		04/15/16	724	730,165
Freddie Mac, Series 2544, Class PN	Aaa	4.50%		03/15/26	5	5,478
Freddie Mac, Series 2828, Class EN	Aaa	4.50%		10/15/23	2,579	2,580,300
Freddie Mac, Series 2905, Class UY	Aaa	4.00%		10/15/23	301	301,305
Freddie Mac, Series 2957, Class HA	Aaa	5.00%		01/15/27	132	133,008
Freddie Mac, Series 2987, Class HD	Aaa	4.50%		07/15/18	1,976	2,006,418
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A1	AAA(d)	4.229%		12/10/37	1,960	1,896,354
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A	AAA(d)	4.458	%(c)	06/25/34	1,344	720,194
GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1	Aaa	5.50%		09/25/34	4,291	3,816,302
Government National Mortgage Assoc., Series 1998-15, Class C	Aaa	6.50%		06/20/28	1,764	1,839,314
Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1	Aaa	0.701	%(c)	06/25/45	794	387,268
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	Aaa	5.514	%(c)	10/25/33	1,118	863,804
GSAA Home Equity Trust, Series 2004-CW1, Class 2A1	Aaa	6.00%		04/01/34	8,036	6,664,914
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	Aaa	4.524	%(c)	06/25/34	255	189,757
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	AAA(d)	4.54	%(c)	09/25/35	3,154	2,324,759
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1	AAA(d)	5.433	%(c)	04/25/36	3,419	2,228,134
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	Aa1	5.343	%(c)	08/19/34	2,579	1,415,841
JPMorgan Mortgage Trust, Series 2007-A1, Class 3A3	Aaa	5.003	%(c)	07/25/35	1,551	995,857
Lehman XS Trust, Series 2006-12N, Class A1A1(i)	Aaa	0.551	%(c)	08/25/46	606	600,580
Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A4	Aaa	3.788	%(c)	11/21/34	781	757,498
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A (original cost $4,797,000; purchased 06/26/08)(f)(g)	NR	2.986	%(c)	07/21/09	5,200	4,372,869
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	Aaa	0.681	%(c)	02/25/36	1,992	1,059,755

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)

MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A	Aaa	4.25	%(c)	10/25/35	$5,281	$4,018,709
MLCC Mortgage Investors, Inc., Series 2005-2, Class 2A	Aaa	4.25	%(c)	10/25/35	2,254	1,792,465
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	Aaa	1.471	%(c)	10/25/35	1,878	1,394,126
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2	Aaa	4.59	%(c)	04/25/34	2,388	1,399,477
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	Aaa	5.344	%(c)	01/25/35	365	190,474
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A3	AAA(d)	5.45	%(c)	01/25/36	1,155	716,750
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1	Aaa	0.831	%(c)	07/19/35	812	351,394
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A3	Aaa	0.831	%(c)	07/19/35	264	176,850
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 12A1	Aaa	0.691	%(c)	05/25/36	3,161	1,266,651
Structured Asset Securities Corp., Series 2003-22A, Class 2A1	Aaa	5.781	%(c)	06/25/33	2,488	1,751,779
WaMu Mortgage Pass-Through Certificates, Series 2003-R1, Class A1	Aaa	1.011	%(c)	12/25/27	1,240	1,027,120
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	Aaa	0.761	%(c)	10/25/45	511	279,112
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7	Aaa	4.565	%(c)	06/25/33	130	117,175
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	Aaa	3.256	%(c)	08/25/46	1,301	503,143
Washington Mutual, Inc., Series 2002-AR2, Class A	Aaa	4.375	%(c)	02/27/34	387	313,212
Washington Mutual, Inc., Series 2003-AR1, Class A5	Aaa	5.451	%(c)	03/25/33	1,826	1,825,798
Washington Mutual, Inc., Series 2003-AR9, Class 2A	Aaa	4.493	%(c)	09/25/33	4,180	3,598,291
Washington Mutual, Inc., Series 2004-AR1, Class A	Aaa	4.229	%(c)	03/25/34	594	487,293
Washington Mutual, Inc., Series 2005-AR1, Class A1A	Aaa	0.791	%(c)	01/25/45	63	31,559
Washington Mutual, Inc., Series 2005-AR2, Class 2A1A	Aaa	0.781	%(c)	01/25/45	1,000	514,326
Washington Mutual, Inc., Series 2005-AR15, Class A1A1	Aaa	0.731	%(c)	11/25/45	767	376,220
Washington Mutual, Inc., Series 2006-AR3, Class A1A	Aaa	3.255	%(c)	02/25/46	2,146	913,593
Wells Fargo Mortgage Backed Securities Trust, Series 2004-CC, Class A1	Aaa	4.951	%(c)	01/25/35	5,447	4,222,440
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR12, Class 2A4	Aaa	4.344	%(c)	07/25/35	4,314	3,636,742

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $190,401,100)						149,006,409

CORPORATE OBLIGATIONS — 40.2%
Airlines — 0.2%
United Air Lines, Inc., Pass-Through Certificates(g)(i)	B2	6.831%		03/01/10	1,800	1,764,000

Automobile Manufacturers — 0.3%
DaimlerChrysler NA Holding Corp., Gtd. Notes	A3	2.426	%(c)	03/13/09	2,700	2,603,232

Electronic Components & Equipment — 1.3%
Enel Finance International SA, Gtd. Notes, 144A (Luxembourg) (original cost $6,486,155; purchased 09/13/07)(f)(g)	A2	5.70%		01/15/13	6,500	5,984,043
NiSource Finance Corp., Gtd. Notes	Baa3	2.723	%(c)	11/23/09	4,300	3,874,515

						9,858,558

Financial – Bank & Trust — 6.3%
American Express Bank FSB, Sr. Unsec’d. Notes	A1	5.50%		04/16/13	10,700	10,135,468
Bank of America Corp., Sr. Unsec’d. Notes, MTN	A1	4.90%		05/01/13	2,500	2,476,257
Bank of America NA, Sr. Unsec’d. Notes	Aa2	2.048	%(c)	06/23/10	2,800	2,732,523

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Financial – Bank & Trust (cont’d.)
Bank of America NA, Sr. Unsec’d. Notes	Aa2	2.099	%(c)	06/12/09		$800	$797,369
Bank of America NA, Sr. Unsec’d. Notes	Aa2	2.835	%(c)	05/12/10		6,800	6,658,234
Export-Import Bank of Korea, Notes (Korea)	Aa3	2.293	%(c)	06/01/09		6,400	6,382,221
GMAC LLC, Sr. Unsec’d. Notes	C	3.399	%(c)	05/15/09		300	286,500
Rabobank Nederland NV, Notes, 144A (Netherlands) (original cost $12,100,011; purchased 05/14/08, 05/19/08)(f)(g)	Aaa	2.639	%(c)	05/19/10		12,100	12,054,371
Rabobank Nederland, Sr. Notes, 144A (Netherlands) (original cost $4,500,419; purchased 03/13/07)(f)(g)	Aaa	4.208	%(c)	04/06/09		4,500	4,497,529
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa2	3.779	%(c)	05/05/10		2,600	2,595,252

							48,615,724

Financial Services — 20.9%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A1	1.871	%(c)	05/27/10		5,700	5,265,176
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A1	5.875%		05/02/13		500	479,987
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	4.903	%(c)	07/19/10		2,300	2,225,827
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	3.65	%(c)	01/31/11		700	642,645
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	Aa3	4.905	%(c)	07/16/09		5,800	5,732,461
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	Aa3	2.371	%(c)	11/28/11		800	746,337
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	Aa3	6.95%		08/10/12		1,700	1,765,574
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	2.216	%(c)	06/24/11		10,600	9,475,923
Citigroup Funding, Inc., Gtd. Notes, MTN	A2	3.556	%(c)	05/07/10		3,900	3,697,473
Citigroup, Inc., Sr. Unsec’d. Notes	A2	5.50%		04/11/13		7,800	7,594,735
Citigroup, Inc., Sr. Unsec’d. Notes	A2	6.50%		08/19/13		4,200	4,238,161
Countrywide Financial Corp., Gtd. Notes, MTN	A1	5.80%		06/07/12		2,900	2,826,494
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.25%		10/25/11		600	438,305
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	8.625%		11/01/10		1,500	1,135,542
General Electric Capital Corp., Sr. Unsec’d. Notes	Aaa	2.448	%(c)	05/10/10		1,500	1,412,991
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	4.489	%(c)	01/08/16		1,400	1,030,931
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	2.256	%(c)	09/15/14		1,400	1,077,779
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	2.353	%(c)	11/21/11		1,300	1,128,975
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	3.323	%(c)	11/01/12		6,900	5,704,009
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	1.588	%(c)	06/23/09		8,300	8,091,612
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	1.766	%(c)	06/28/10		6,400	5,857,997
ICICI Bank Ltd., Bonds, 144A (India) (original cost $3,400,000; purchased 01/09/07)(f)(g)	Baa2	5.29	%(c)	01/12/10		3,400	2,813,500
John Deere Capital Corp., FDIC Gtd.	Aaa	2.875%		06/19/12		10,000	10,284,910
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	2.939	%(c)	06/10/11		6,700	6,113,703
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	Aa3	1.926	%(c)	05/07/10		5,300	5,170,982
KeyBank NA, FDIC Gtd.	Aaa	3.20%		06/15/12		13,600	14,129,910
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	Zero	(c)	12/23/10		4,200	378,000
Lehman Brothers Holdings, Inc., Sub. Notes(i)	NR	7.50%		05/11/38		2,100	210
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A1	2.223	%(c)	08/14/09		3,800	3,683,617
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A1	4.018	%(c)	05/20/09		6,300	6,220,040
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A1	6.05%		08/15/12		1,600	1,578,526
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A1	6.15%		04/25/13		4,500	4,459,001
Mizuho Aruba, Sub. Notes (Aruba)	NR	1.401	%(c)	10/27/49	JPY	200,000	2,178,268
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.30%		03/01/13		3,900	3,536,875
National Australia Bank Ltd., Bonds, 144A (Australia) (original cost $5,300,000; purchased 02/01/08)(f)(g)	Aa1	2.838	%(c)	02/08/10		5,300	5,303,551
National Australia Bank Ltd., Sr. Unsec’d. Notes, 144A (Australia) (original cost $7,200,000; purchased 09/06/06)(f)(g)	Aa1	2.204	%(c)	09/11/09		7,200	7,205,249
National City Bank, Sr. Unsec’d. Notes	Aa3	4.529	%(c)	01/21/10		5,000	4,785,010
National City Bank, Sub. Notes	A1	6.20%		12/15/11		2,500	2,346,895
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $6,381,869; purchased 09/17/07)(f)(g)	Baa2	5.10	%(c)	08/20/09		6,400	6,403,174

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Financial Services (cont’d.)
Royal Bank of Scotland Group PLC, Jr. Sub. Notes (United Kingdom)	A1	9.118%		03/31/49		$1,700	$1,451,351
Sumitomo Mitsui Banking Corp., Sub. Notes, MTN (Japan)	NR	1.776	%(c)	11/26/49	JPY	300,000	3,185,580

							161,797,286

Insurance — 1.1%
ASIF I, Sr. Sec’d. Notes, MTN (Cayman Islands)	Aa3	3.685	%(c)	07/26/10		3,400	2,854,231
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A (original cost $7,341,873; purchased 06/26/08)(f)(g)	Aa2	2.246	%(c)	03/15/12		7,700	6,077,418

							8,931,649

Lumber & Wood Products — 0.4%
Weyerhaeuser Co., Sr. Unsec’d. Notes	Baa2	2.466	%(c)	09/24/09		3,200	3,072,896

Machinery & Equipment — 0.7%
Siemens Financieringsmaatschappij NV, Gtd. Notes, 144A (Netherlands) (original cost $5,401,849; purchased 08/09/06, 01/11/07)(f)(g)	A1	2.183	%(c)	08/14/09		5,400	5,404,801

Oil & Gas — 0.9%
Gaz Capital SA, Sr. Sec’d. Notes, 144A (Luxembourg) (original cost $5,300,000; purchased 04/02/08)(f)(g)	A3	8.146%		04/11/18		5,300	3,736,500
Williams Cos., Inc., Sr. Unsec’d. Notes, 144A (original cost $694,750; purchased 10/18/05) (f)(g)	Baa3	6.375%		10/01/10		700	652,562
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.625%		06/15/13		3,300	2,996,836

							7,385,898

Retail & Merchandising — 0.9%
Home Depot, Inc. (The), Sr. Unsec’d. Notes	Baa1	2.046	%(c)	12/16/09		7,000	6,613,117

Savings & Loan — 6.2%
Sovereign Bancorp, Inc., FDIC Gtd.	Aaa	2.50%		06/15/12		47,700	48,406,389

Technology – Hardware — 0.4%
Xerox Corp., Gtd. Notes	BBB(d)	9.75%		01/15/09		3,300	3,296,684

Telecommunications — 0.5%
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.875%		09/01/11		1,200	1,104,000
Sprint Nextel Corp., Sr. Unsec’d. Notes	Ba2	1.866	%(c)	06/28/10		3,100	2,596,910

							3,700,910

Utilities — 0.1%
Ohio Edison Co., Notes, 144A (original cost $524,660; purchased 11/23/04)(f)(g)	Baa2	5.647%		06/15/09		500	500,118

TOTAL CORPORATE OBLIGATIONS (cost $325,623,230)							311,951,262

MUNICIPAL BOND — 2.1%
Illinois — 2.1%
State of Illinois, General Obligation Unlimited Notes (cost $16,037,372)	MIG2	4.50%		06/24/09		16,000	16,139,360

FOREIGN GOVERNMENT BOND — 0.3%
Republic of Brazil, Sr. Unsec’d. Notes (Brazil) (cost $3,327,420)	Ba1	10.25%		01/10/28	BRL	6,600	2,547,170

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 40.9%
Federal Home Loan Mortgage Corp.		4.566	%(c)	01/01/34	$125	$124,618
Federal Home Loan Mortgage Corp.		5.479	%(c)	07/01/29	55	55,043
Federal Home Loan Mortgage Corp.		5.50%		04/01/38	2,700	2,766,897
Federal Home Loan Mortgage Corp.		6.00%		01/01/30-10/01/38	45,023	46,438,198
Federal Home Loan Mortgage Corp.		6.738	%(c)	12/01/26	35	34,944
Federal Home Loan Mortgage Corp.		8.50%		01/01/25	252	268,480
Federal National Mortgage Assoc.		4.754	%(c)	12/01/29	40	39,233
Federal National Mortgage Assoc.		4.926	%(c)	03/01/17	232	231,249
Federal National Mortgage Assoc.		5.00%		10/01/17-03/01/38	25,938	26,649,188
Federal National Mortgage Assoc.		5.00%		TBA	25,400	25,931,825
Federal National Mortgage Assoc.		5.02	%(c)	04/01/24	76	76,592
Federal National Mortgage Assoc.		5.376	%(c)	01/01/25	8	8,455
Federal National Mortgage Assoc.		5.50%		04/01/11-09/01/38	76,033	78,123,402
Federal National Mortgage Assoc.		5.572	%(c)	04/01/32	25	25,429
Federal National Mortgage Assoc.		6.00%		04/01/12-10/01/38	76,362	78,705,887
Federal National Mortgage Assoc.		6.00%		TBA	50,500	51,983,437
Federal National Mortgage Assoc.		6.50%		09/01/36-11/01/37	2,468	2,565,606
Government National Mortgage Assoc.		4.625	%(c)	07/20/17-07/20/24	81	81,295
Government National Mortgage Assoc.		5.125	%(c)	11/20/29	195	191,742
Government National Mortgage Assoc.		5.375	%(c)	05/20/24-06/20/26	287	286,388
Government National Mortgage Assoc.		6.00%		TBA	1,000	1,031,562
Government National Mortgage Assoc.		6.50%		04/15/26-06/15/29	166	172,628
Government National Mortgage Assoc.		7.00%		01/15/24-08/15/25	44	45,496
Government National Mortgage Assoc.		8.00%		06/20/30-01/20/32	784	822,394
Government National Mortgage Assoc.		8.50%		10/15/29-01/15/31	233	249,045

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (cost $309,292,141)						316,909,033

U.S. GOVERNMENT AGENCY OBLIGATION — 1.3%
Federal Home Loan Bank (cost $9,494,993)		4.50%		06/22/10	9,300	9,790,054

U.S. TREASURY OBLIGATIONS — 1.9%
U.S. Treasury Inflationary Indexed Bonds, TIPS		1.625%		01/15/15	1,100	1,156,993
U.S. Treasury Inflationary Indexed Bonds, TIPS		1.875%		07/15/15	10,500	11,043,438
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.00%		07/15/14	2,500	2,716,414

TOTAL U.S. TREASURY OBLIGATIONS (cost $14,700,657)						14,916,845

TOTAL LONG-TERM INVESTMENTS (cost $945,100,751)						887,455,816

SHORT-TERM INVESTMENTS — 4.6%

COMMERCIAL PAPER(n) — 0.8%
Federal Home Loan Bank	A1+	0.15%		02/04/09	5,000	4,999,234
Morgan Stanley	A1	3.80%		01/22/09	1,000	996,705

TOTAL COMMERCIAL PAPER (cost $5,997,018)						5,995,939

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

U.S. TREASURY OBLIGATIONS(n) — 0.6%

U.S. Treasury Bills	0.117%	01/22/09		$3,280	$3,279,943
U.S. Treasury Bills	0.12%	01/29/09		1,380	1,380,000
U.S. Treasury Bills	0.059%	03/05/09		380	379,936

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,039,926)					5,039,879

			Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 1.5%
Dryden Core Investment Fund – Taxable Money Market Series (cost $11,635,973)(w)				11,635,973	11,635,973

			Principal Amount (000)#

REPURCHASE AGREEMENT(m) — 0.8%
UBS Securities LLC, 0.04%, dated 12/31/08, due 01/02/09 in the amount of $5,900,013 (cost $5,900,000; the value of collateral plus accrued interest was $6,064,611)				$5,900	5,900,000

			Contracts/ Notional (000)#

OPTIONS PURCHASED* — 0.9%
Call Options — 0.6%
2 Year Euro-Schatz Futures,
expiring 01/23/2009, Strike Price $116.00			EUR	43,500	3,023
expiring 01/23/2009, Strike Price $115.00			EUR	21,000	1,460
Currency Option EUR vs USD,
expiring 05/21/2010 @ FX Rate 1.38			EUR	1,400	180,739
expiring 05/21/2010 @ FX Rate 1.38			EUR	1,400	180,739
expiring 06/03/2010 @ FX Rate 1.37			EUR	2,100	278,730
Currency Option EUR VS. JPY, expiring 05/20/2010 @ FX Rate 148.30			EUR	2,100	67,814
Currency Option EUR VS. USD, expiring 06/03/2010 @ FX Rate 1.38			EUR	3,200	416,765
Currency Option USD VS. JPY,
expiring 03/31/2010 @ FX Rate 105.20				1,000	4,028
expiring 03/31/2010 @ FX Rate 105.40				3,000	11,580
Interest Rate Swap Options,
expiring 02/02/2009 @ 3.15%				17,700	554,464
expiring 02/02/2009 @ 3.50%				8,300	317,042
expiring 08/03/2009 @ 3.45%				6,400	212,307
expiring 08/03/2009 @ 3.45%				38,700	1,283,797
expiring 08/03/2009 @ 3.45%				5,900	195,721
expiring 08/03/2009 @ 3.85%				21,200	862,610

					4,570,819

Put Options — 0.3%
Currency Option EUR vs USD,
expiring 05/21/2010 @ FX Rate 1.38			EUR	1,400	163,522
expiring 05/21/2010 @ FX Rate 1.38			EUR	1,400	163,522
expiring 06/03/2010 @ FX Rate 1.37			EUR	2,100	245,047
Currency Option EUR VS. JPY, expiring 05/20/2010 @ FX Rate 148.30			EUR	2,100	615,746
Currency Option EUR VS. USD, expiring 06/03/2010 @ FX Rate 1.38			EUR	3,200	378,115

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

			Contracts/ Notional Amount (000)#	Value (Note 2)

OPTIONS PURCHASED (Continued)

Put Options (cont’d.)
Currency Option USD VS. JPY,
expiring 03/31/2010 @ FX Rate 105.20			1,000	$151,315
expiring 03/31/2010 @ FX Rate 105.40			3,000	458,559

				2,175,826

TOTAL OPTIONS PURCHASED (cost $2,446,670)				6,746,645

TOTAL SHORT-TERM INVESTMENTS (cost $31,019,587)				35,318,436

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT—119.0% (cost $976,120,338)				922,774,252

OPTIONS WRITTEN* — (0.6)%
Call Options — (0.5)%
Interest Rate Swap Options,
expiring 02/02/2009 @ 4.60%			2,800	(401,864)
expiring 02/02/2009 @ 4.25%			5,900	(713,303)
expiring 08/03/2009 @ 4.15%			2,800	(244,068)
expiring 08/03/2009 @ 4.40%			12,900	(1,596,698)
expiring 08/03/2009 @ 4.40%			2,000	(247,550)
expiring 08/03/2009 @ 4.55%			7,100	(943,188)

				(4,146,671)

Put Options — (0.1)%
90 Day Euro Dollar Futures, expiring 03/16/2009, Strike Price $98.50			35,000	(5,031)
Interest Rate Swap Options,
expiring 05/22/2009 @ 2.75%			15,000	(161,540)
expiring 05/22/2009 @ 2.75%			20,000	(215,387)

				(381,958)

TOTAL OPTIONS WRITTEN (premium received $1,307,155)				(4,528,629)

	Interest Rate	Maturity Date	Principal Amount (000)#

SECURITIES SOLD SHORT — (2.5)%
Federal National Mortgage Assoc.
Federal National Mortgage Assoc.	5.00%	TBA	$6,400	(6,568,000)
Federal National Mortgage Assoc.	5.50%	TBA	12,600	(12,974,069)

TOTAL SECURITIES SOLD SHORT (proceeds received $19,379,625)				(19,542,069)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT—115.9% (cost $955,433,558)				898,703,554
Liabilities in excess of other assets(x) — (15.9)%				(123,047,004)

NET ASSETS — 100.0%				$775,656,550

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviations are used in Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FDIC	Federal Deposit Insurance Corp.

FHLMC	Federal Home Loan Mortgage Corp.

MTN	Medium Term Note

NR	Not Rated by Moody’s or Standard & Poor’s.

TBA	To Be Announced

TIPS	Treasury Inflation Protected Securities

AUD	Australian Dollar

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

PLZ	Polish Zloty

RUB	Russian Ruble

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(f)

Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $92,082,131. The aggregate value of $82,215,753 is approximately 10.6% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(m)	Repurchase agreement collateralized by United States Treasuries or federal agency obligations.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

(x)

Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swaps as follows:

Future contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation (Depreciation)

Long Positions:
1,953	90 Day Euro Dollar	Mar 11	$478,169,050	$477,313,200	$(855,850)
1,179	90 Day Euro Dollar	Jun 11	287,897,838	287,749,688	(148,150)
179	90 Day Euro Dollar	Sep 11	43,590,975	43,642,438	51,463
179	90 Day Euro Dollar	Dec 11	43,530,563	43,602,163	71,600
1,190	10 Year U.S. Treasury Notes	Mar 09	143,635,344	149,642,500	6,007,156

					$5,126,219 (1)

(1) Cash of $7,340,277 has been segregated with the broker to cover requirements for open futures contracts as December 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts		Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)

Australian Dollar,
Expiring 01/15/09	AUD	5,594	$3,608,039	$3,893,354	$285,315
British Pound,
Expiring 01/13/09	GBP	10,770	15,899,996	15,478,721	(421,275)
Chilean Peso,
Expiring 05/06/09	CLP	994,839	2,082,342	1,526,061	(556,281)
Expiring 05/14/09	CLP	131,806	201,384	201,987	603
Chinese Yuan,
Expiring 03/02/09	CNY	15,611	2,227,000	2,264,395	37,395
Expiring 07/15/09	CNY	166,156	25,497,000	23,919,384	(1,577,616)
Euro,
Expiring 01/13/09	EUR	8,658	11,256,237	12,027,791	771,554
Mexican Peso,
Expiring 05/19/09	MXN	104,437	7,652,182	7,272,787	(379,395)
Polish Zloty,
Expiring 05/07/09	PLZ	25,203	11,171,606	8,407,730	(2,763,876)
Russian Ruble,
Expiring 05/06/09	RUB	109,707	4,465,692	3,181,445	(1,284,247)
Singapore Dollar,
Expiring 04/14/09	SGD	7,883	5,371,004	5,463,244	92,240
Expiring 07/30/09	SGD	1,143	790,000	791,583	1,583
South African Rand,
Expiring 05/14/09	ZAR	10,130	919,126	1,059,017	139,891

			$91,141,608	$85,487,499	$(5,654,109)

Sale Contracts		Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)

Australian Dollar,
Expiring 01/15/09	AUD	43	$28,296	$29,927	$(1,631)
Expiring 01/22/09	AUD	10,890	7,052,908	7,573,160	(520,252)
British Pound,
Expiring 01/13/09	GBP	13,872	20,560,289	19,936,938	623,351
Chilean Peso,
Expiring 05/06/09	CLP	968,800	2,000,000	1,486,118	513,882
Chinese Yuan,
Expiring 03/02/09	CNY	15,611	2,234,011	2,264,395	(30,384)
Expiring 07/15/09	CNY	143,067	19,790,000	20,595,529	(805,529)
Euro,
Expiring 01/13/09	EUR	4,928	6,229,412	6,846,033	(616,621)
Japanese Yen,
Expiring 01/08/09	JPY	962,279	10,186,580	10,617,109	(430,529)
Russian Ruble,
Expiring 05/06/09	RUB	109,707	3,435,635	3,181,445	254,190
Singapore Dollar,
Expiring 04/14/09	SGD	8,845	5,892,000	6,130,015	(238,015)

			$77,409,131	$78,660,669	$(1,251,538)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date		Notional Amount# (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

Barclays Bank PLC(1)	06/17/10		$21,000	4.00%	3 month LIBOR	$534,929
Barclays Bank PLC(1)	06/17/11		1,300	4.00%	3 month LIBOR	12,455
Barclays Bank PLC(2)	12/17/18		10,000	5.00%	3 month LIBOR	(2,167,149)
Barclays Bank PLC(2)	06/17/14		2,100	4.00%	3 month LIBOR	(30,193)
Barclays Bank PLC(2)	06/17/19		7,000	4.00%	3 month LIBOR	(952,418)
Citigroup, Inc.(2)	06/17/19		3,200	4.00%	3 month LIBOR	(245,897)
Credit Suisse International(1)	06/17/10		49,200	4.00%	3 month LIBOR	1,253,263
Credit Suisse International(2)	06/17/19		1,200	4.00%	3 month LIBOR	(134,106)
Deutsche Bank AG(1)	06/17/11		236,400	4.00%	3 month LIBOR	3,568,421
Deutsche Bank AG(2)	12/17/28		8,200	5.00%	3 month LIBOR	(2,859,303)
Merrill Lynch & Co.(1)	06/17/11		1,300	4.00%	3 month LIBOR	31,627
Merrill Lynch & Co.(2)	12/17/38		24,100	5.00%	3 month LIBOR	(11,898,446)
Morgan Stanley Capital Services, Inc.(2)	12/17/18		6,100	5.00%	3 month LIBOR	(1,246,603)
Royal Bank of Scotland PLC(1)	06/17/10		184,900	4.00%	3 month LIBOR	4,400,644
Royal Bank of Scotland PLC(1)	12/17/10		55,700	3.15%	3 month LIBOR	1,777,165
Royal Bank of Scotland PLC(2)	06/17/29		200	3.00%	3 month LIBOR	5,114
Royal Bank of Scotland PLC(2)	12/17/18		81,100	5.00%	3 month LIBOR	(14,891,777)
Royal Bank of Scotland PLC(2)	12/16/39		1,400	5.00%	3 month LIBOR	(350,021)
Royal Bank of Scotland PLC(2)	06/17/19		51,500	4.00%	3 month LIBOR	(2,772,782)
Royal Bank of Scotland PLC(2)	06/17/14		14,400	4.00%	3 month LIBOR	(221,313)
Royal Bank of Scotland PLC(2)	12/17/38		2,900	5.00%	3 month LIBOR	(1,367,379)
Royal Bank of Scotland PLC(2)	06/17/16		18,600	4.00%	3 month LIBOR	(327,771)
Citigroup, Inc.(1)	09/15/09	AUD	58,300	7.00%	3 month Australian Bank Bill rate	981,098
UBS AG(1)	06/15/10	AUD	109,400	7.00%	3 month Australian Bank Bill rate	2,545,302
Deutsche Bank AG(1)	01/15/10	AUD	15,100	6.50%	6 month Australian Bank Bill rate	253,896
BNP Paribas(1)	03/15/12	EUR	5,000	1.98%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index	152,392
Barclays Bank PLC(1)	09/16/10	GBP	19,100	3.50%	6 month LIBOR	265,713
Barclays Bank PLC(1)	03/18/14	GBP	43,800	5.00%	6 month LIBOR	6,405,031
Barclays Bank PLC(2)	03/18/39	GBP	11,900	4.50%	6 month LIBOR	(3,661,696)
Barclays Bank PLC(2)	12/15/35	GBP	3,700	4.00%	6 month LIBOR	(405,770)

						$(21,345,574)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps on credit indices – Sell Protection(1)

Counterparty	Termination Date	Notional Amount# (000)(2)	Fixed Rate	Reference Entity/ Obligation	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Deutsche Bank AG	12/20/13	$1,000	1.50%	Dow Jones CDX IG 11 5Y Index	$(19,560)	$(8,080)	$(11,480)
Deutsche Bank AG	12/20/12	2,722	0.71%	Dow Jones CDX IG 9 5Y Index	13,896	(4,081)	17,977
Deutsche Bank AG	12/20/12	4,084	0.70%	Dow Jones CDX IG 9 5Y Index	19,503	(6,045)	25,548
Deutsche Bank AG	12/20/12	5,153	0.71%	Dow Jones CDX IG 9 5Y Index	25,818	(7,697)	33,515
Deutsche Bank AG	12/20/12	18,862	0.72%	Dow Jones CDX IG 9 5Y Index	103,408	(29,425)	132,833

					$143,065	$(55,328)	$198,393

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1)

Counterparty	Termination Date	Notional Amount# (000)(2)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at December 31, 2008(3)	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation

Goldman Sachs Capital Markets, L.P.	06/20/09	$2,400	0.75%	General Electric Capital Corp., 6.00%, due 06/15/12	4.546%	$(42,264)	—	$(42,264)
Deutsche Bank AG	06/20/10	3,000	1.02%	General Electric Capital Corp., 6.00%, due 06/15/12	4.496%	(144,656)	—	(144,656)
Merrill Lynch & Co., Inc.	09/20/12	10,000	0.80%	Morgan Stanley, 6.60%, due 04/01/12	4.322%	(1,104,082)	—	(1,104,082)

						$(1,291,002)	—	$(1,291,002)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The fair value of credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$11,635,973	$5,126,219
Level 2 – Other Significant Observable Inputs – Long	911,138,279	(29,496,222)
Level 2 – Other Significant Observable Inputs – Short	(24,070,698)	—
Level 3 – Significant Unobservable Inputs	—	152,392

Total	$898,703,554	$(24,217,611)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments*

Balance as of 12/31/07	$—
Accrued discounts/premiums	(2,295)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	244,976
Net purchases (sales)	—
Transfers in and/or out of Level 3	(90,289)

Balance as of 12/31/08	$152,392

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2008 were as follows:

U.S. Government Agency Mortgage-Backed Securities	40.9%
Financial Services	20.9
Collateralized Mortgage Obligations	19.2
Asset-Backed Securities	7.8
Financial – Bank & Trust	6.3
Savings & Loan	6.2
U.S. Treasury Obligations	2.5
Municipal Bonds	2.1
Affiliated Money Market Mutual Fund	1.5
Electronic Components & Equipment	1.3
U.S. Government Agency Obligations	1.3
Insurance	1.1
Oil & Gas	0.9
Options Purchased	0.9
Retail & Merchandising	0.9
Commercial Paper	0.8
Repurchase Agreements	0.8
Bank Loans	0.7
Machinery & Equipment	0.7
Telecommunications	0.5
Technology – Hardware	0.4
Lumber & Wood Products	0.4
Automobile Manufacturers	0.3
Foreign Government Bonds	0.3
Airlines	0.2
Utilities	0.1

119.0
Options Written and Securities Sold Short	(3.1)
Liabilities in excess of other assets	(15.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $964,484,365)	$911,138,279
Affiliated investments (cost $11,635,973)	11,635,973
Deposit with broker	7,340,277
Cash	2,219,234
Foreign currency, at value (cost $454,886)	448,383
Receivable for investments sold	508,486,148
Unrealized appreciation on swap agreements	22,396,923
Dividends and interest receivable	3,777,072
Unrealized appreciation on foreign currency forward contracts	2,720,004
Receivable for fund share sold	76,962
Prepaid expenses	18,862

Total Assets	1,470,258,117

LIABILITIES:
Payable for investments purchased	563,553,344
Payable for fund share repurchased	49,159,477
Unrealized depreciation on swap agreements	44,835,106
Securities sold short, at value (proceeds received $19,379,625)	19,542,069
Unrealized depreciation on foreign currency forward contracts	9,625,651
Written options, at value (premium received $1,307,155)	4,528,629
Due to broker-variation margin	2,148,394
Payments received for swap agreements	875,031
Advisory fees payable	217,416
Accrued expenses and other liabilities	112,178
Shareholder servicing fees payable	4,272

Total Liabilities	694,601,567

NET ASSETS	$775,656,550

Net assets were comprised of:
Paid-in capital	$751,999,822
Retained earnings	23,656,728

Net assets, December 31, 2008	$775,656,550

Net asset value and redemption price per share, $775,656,550 / 71,463,279 outstanding shares of beneficial interest	$10.85

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$51,705,576
Affiliated dividend income	182,555

51,888,131

EXPENSES
Advisory fees	7,176,294
Shareholder servicing fees and expenses	882,908
Custodian and accounting fees	321,000
Interest expense	132,217
Audit fee	44,000
Trustees’ fees	21,000
Transfer agent’s fees and expenses	19,000
Insurance expenses	18,000
Shareholders’ reports	13,000
Loan interest expense (Note 7)	10,950
Legal fees and expenses	10,000
Miscellaneous	6,956

Total expenses	8,655,325

NET INVESTMENT INCOME	43,232,806

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	11,855,396
Futures transactions	73,762,168
Short sale transactions	(2,053,711)
Options written transactions	696,604
Swap agreement transactions	(10,337,298)
Foreign currency transactions	10,951,909

84,875,068

Net change in unrealized appreciation (depreciation) on:
Investments	(59,390,543)
Futures	(12,502,319)
Short sales	(42,638)
Foreign currencies	(9,777,155)
Options written	(1,045,267)
Swap agreements	(27,058,200)

(109,816,122)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(24,941,054)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,291,752

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$43,232,806	$57,921,017
Net realized gain (loss) on investment and foreign currency transactions	84,875,068	(313,140)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(109,816,122)	27,889,430

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,291,752	85,497,307

DISTRIBUTIONS	(57,921,017)	(59,984,396)

FUND SHARE TRANSACTIONS:
Fund share sold [35,724,282 and 9,733,171 shares, respectively]	396,738,743	111,004,663
Fund share issued in reinvestment of distributions [5,299,270 and 5,331,946 shares, respectively]	57,921,017	59,984,396
Fund share repurchased [77,612,492 and 29,330,002 shares, respectively]	(867,029,146)	(335,781,564)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(412,369,386)	(164,792,505)

TOTAL DECREASE IN NET ASSETS	(451,998,651)	(139,279,594)
NET ASSETS:
Beginning of year	1,227,655,201	1,366,934,795

End of year	$775,656,550	$1,227,655,201

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 170.8%

ASSET-BACKED SECURITIES(c) — 8.7%
ACE Securities Corp., Series 2006-ASP5, Class A2A	Aaa	0.551%	10/25/36	$892	$849,588
ACE Securities Corp., Series 2006-HE4, Class A2A	Aaa	0.531%	10/25/36	2,468	2,296,376
ACE Securities Corp., Series 2006-NC3, Class A2A	Baa3	0.521%	12/25/36	1,236	1,130,088
Argent Securities, Inc., Series 2006-M2, Class A2A	Aaa	0.521%	09/25/36	312	305,962
Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1	Aaa	0.746%	09/25/34	1,101	862,538
BA Credit Card Trust, Series 2008-A5, Class A5	Aaa	2.395%	12/16/13	36,360	32,321,593
BA Credit Card Trust, Series 2008-A7, Class A7	Aaa	1.895%	12/15/14	29,860	24,837,981
Bear Stearns Asset Backed Securities Trust, Series 2006-AQ1, Class 2A1	Aa1	0.551%	10/25/36	1,299	1,198,995
BNC Mortgage Loan Trust, Series 2007-2, Class A2	Aaa	0.571%	05/25/37	9,953	7,237,954
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A	Aaa	0.581%	03/25/37	9,078	7,834,288
Countrywide Asset-Backed Certificates, Series 2006-15, Class A1	Aaa	0.581%	10/25/46	1,808	1,703,570
Countrywide Asset-Backed Certificates, Series 2006-16, Class 2A1	Aaa	0.521%	12/25/46	410	396,994
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A1	Aaa	0.521%	05/25/47	1,930	1,731,669
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A1	Aaa	0.521%	05/25/37	13,794	12,837,074
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1	Aaa	0.541%	06/25/37	2,884	2,678,740
Countrywide Asset-Backed Certificates, Series 2006-26, Class 2A1	Aaa	0.551%	06/25/37	2,525	2,325,897
Countrywide Asset-Backed Certificates, Series 2007-6, Class 2A1	Aa2	0.571%	09/25/37	8,339	7,299,927
Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A1	Aaa	0.551%	10/25/47	8,703	7,622,526
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A1	Aaa	0.531%	11/25/36	3,016	2,617,776
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A (original cost $3,849,772; purchased 06/28/01)(f)(g)	Aaa	0.841%	05/25/40	3,850	3,066,873
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	Aaa	0.711%	06/25/32	2,655	2,433,772
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3	Aaa	0.521%	11/25/36	4,268	3,862,381
First NLC Trust, Series 2007-1, Class A1, 144A (original cost $12,421,253; purchased 06/22/07)(f)(g)	A1	0.541%	08/25/37	12,421	10,282,540
Ford Credit Auto Owner Trust, Series 2008-B, Class A2	Aaa	2.395%	12/15/10	33,390	32,578,278
Fremont Home Loan Trust, Series 2006-3, Class 2A1	Aa2	0.541%	02/25/37	620	601,247
Fremont Home Loan Trust, Series 2006-E, Class 2A1	Aaa	0.531%	01/25/37	2,573	2,005,908
GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2A	A1	0.511%	08/25/36	733	689,210
HFC Home Equity Loan Asset Backed Certificates, Series 2005-1, Class A	Aaa	0.798%	01/20/34	6,843	4,695,301
HFC Home Equity Loan Asset Backed Certificates, Series 2006-4, Class A1V	Aaa	0.578%	03/20/36	1,334	1,257,385
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1	Aa2	0.521%	12/25/36	1,549	1,374,983
Indymac Residential Asset Backed Trust, Series 2006-E, Class 2A1	Aaa	0.531%	04/25/37	1,385	1,296,245
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AV2	Aaa	0.521%	10/25/36	17,772	15,810,588
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A2	Aaa	0.521%	08/25/36	728	687,608
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A2	Aaa	0.551%	03/25/37	4,772	4,102,285
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV1	Aa3	0.531%	03/25/47	5,202	4,087,829

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (Continued)
Lehman XS Trust, Series 2006-9, Class A1A	Aaa	0.541%	05/25/46	$435	$415,658
Lehman XS Trust, Series 2006-16N, Class A1A	Aaa	0.551%	11/25/46	3,864	3,577,353
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.751%	10/25/34	127	42,871
Master Asset Backed Securities Trust, Series 2006-HE5, Class A1	Aaa	0.531%	11/25/36	2,127	1,985,941
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A (original cost $12,822,750; purchased 06/26/08)(f)(g)	NR	2.035%	07/09/21	13,900	11,689,015
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class A2A	Aaa	0.541%	08/25/36	4,054	3,819,493
Morgan Stanley ABS Capital I, Series 2006-HE8, Class A2A	Aaa	0.521%	10/25/36	725	684,014
Morgan Stanley ABS Capital I, Series 2006-NC5, Class A2A	Aaa	0.511%	10/25/36	1,014	951,545
Park Place Securities, Inc., Series 2004-MCW1, Class A1	Aaa	0.783%	10/25/34	6,028	4,316,495
Residential Asset Mortgage Products, Inc., Series 2006-RZ4, Class A1A	Aaa	0.551%	10/25/36	1,873	1,737,286
Residential Asset Securities Corp., Series 2006-KS8, Class A1	Aaa	0.531%	10/25/36	108	106,089
Residential Asset Securities Corp., Series 2006-KS9, Class AI1	Aaa	0.541%	11/25/36	1,549	1,485,397
Residential Asset Securities Corp., Series 2007-KS2, Class AI1	Aaa	0.541%	02/25/37	7,368	6,437,319
Residential Asset Securities Corp., Series 2007-KS3, Class AI1	Aaa	0.581%	04/25/37	6,976	6,193,310
Saxon Asset Securities Trust, Series 2006-3, Class A1	Aaa	0.531%	10/25/46	823	813,903
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A	A3	0.531%	12/25/36	392	325,802
SLC Student Loan Trust, Series 2007-1, Class A1	Aaa	2.129%	02/15/15	3,728	3,662,423
SLM Student Loan Trust, Series 2006-6, Class A1	Aaa	3.525%	10/25/18	5,167	4,966,126
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1	Aaa	0.551%	06/25/37	6,202	4,677,849
Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A (original cost $729,852; purchased 07/27/07)(f)(g)	Aaa	0.531%	11/25/36	732	670,167
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1	Aaa	0.521%	10/25/36	2	1,914
Structured Asset Securities Corp., Series 2006-BC3, Class A2	Aaa	0.521%	10/25/36	2,786	2,574,851
Wells Fargo Home Equity Trust, Series 2006-3, Class A1	Aaa	0.521%	01/25/37	994	952,335

TOTAL ASSET-BACKED SECURITIES (cost $306,251,043)					269,009,125

BANK LOANS(c) — 0.7%
Chrysler Financial, Term, 144A (original cost $18,762,500; purchased 07/31/07)(f)(g)	CAA(d)	6.00%	08/03/14	19,750	9,945,527
NRG Energy, Inc., Term B (original cost $10,375,852; purchased 02/07/08, 09/12/08)(f)(g)	BA+(d)	2.96%	02/01/13	11,218	9,689,468
RH Donnelley, Inc. (original cost $155,423; purchased 02/28/08, 08/06/08)(f)(g)	BA+(d)	6.75%	06/30/11	155	88,591
RH Donnelley, Inc., Term BI (original cost $1,294,577; purchased 12/28/07)(f)(g)	BA+(d)	6.75%	06/30/11	1,292	729,916
RH Donnelley, Inc., Term D (original cost $2,002,991; purchased 10/19/07)(f)(g)	BA+(d)	6.75%	06/30/11	1,999	1,129,125
RH Donnelley, Inc., Term D (original cost $144,890; purchased 05/24/07, 11/02/07)(f)(g)	BA+(d)	7.17%	06/30/11	144	81,002
RH Donnelley, Inc., Term D (original cost $210,999; purchased 05/24/07)(f)(g)	BA+(d)	7.52%	06/30/11	210	117,834

TOTAL BANK LOANS (cost $33,280,661)					21,781,463

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.2%
ABN AMRO Mortgage Corp., Series 2003-13, Class A3	Aaa	5.50%		01/25/34	$3,485	$2,635,674
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	A2	5.135	%(c)	09/25/35	6,615	3,975,900
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	Aaa	4.39	%(c)	02/25/45	1,614	809,806
Banc of America Funding Corp., Series 2005-D, Class A1	AAA(d)	4.155	%(c)	05/25/35	2,720	1,941,222
Banc of America Funding Corp., Series 2006-J, Class 4A1	A(d)	6.124	%(c)	01/20/47	2,854	1,533,857
Banc of America Mortgage Securities, Inc., Series 2004-1, Class 5A1	AAA(d)	6.50%		09/25/33	400	383,797
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1	Aaa	4.519	%(c)	07/25/34	4,561	3,683,096
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1	Aaa	5.605	%(c)	02/25/33	415	333,874
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A2	Aaa	5.272	%(c)	02/25/33	276	232,649
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1	Aaa	5.583	%(c)	01/25/34	25	16,586
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1	Aaa	5.222	%(c)	01/25/34	477	360,510
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1	Aaa	5.111	%(c)	11/25/34	9,723	9,022,464
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 22A1	Aaa	4.955	%(c)	01/25/35	4,223	3,180,319
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1	Aaa	4.125	%(c)	03/25/35	45,261	38,309,975
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2	Aaa	4.55	%(c)	08/25/35	56,378	46,262,291
Bear Stearns Alt-A Trust, Series 2003-5, Class 2A1	Aaa	5.057	%(c)	12/25/33	4,351	2,841,087
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A1	Aaa	5.365	%(c)	05/25/35	3,638	2,460,111
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Aaa	5.488	%(c)	09/25/35	1,889	878,608
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1	Aaa	0.631	%(c)	02/25/34	4,038	1,862,780
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1	Aaa	0.561	%(c)	06/25/47	2,668	2,342,740
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4	AAA(d)	5.201%		12/11/38	24,597	20,065,785
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4	Aaa	5.331%		02/11/44	400	308,301
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4	AAA(d)	5.471	%(c)	01/12/45	1,100	848,206
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Aaa	5.658	%(c)	01/26/36	7,158	4,494,170
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Aaa	5.758	%(c)	12/26/46	3,958	2,751,005
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	Aa2	4.66	%(c)	07/25/34	3,837	2,611,851
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	Aaa	5.037	%(c)	04/25/33	184	143,111
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2B	Aaa	4.687	%(c)	08/25/35	10,178	6,845,997
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4	Aaa	5.306%		12/10/46	3,300	2,408,536
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Aaa	0.651	%(c)	05/25/47	4,299	1,764,987
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-10, Class A2	Aaa	5.75%		05/25/33	266	257,290
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3	Aaa	4.786	%(c)	11/25/34	6,151	3,826,679
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB9, Class 1A1	Aa1	4.729	%(c)	02/20/35	11,257	6,993,336
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 3A2A	Aaa	5.25	%(c)	02/20/36	1,051	574,982

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
CS First Boston Mortgage Securities Corp., Series 2002-P1A, Class A, 144A (original cost $89,729; purchased 07/30/07)(f)(g)	Aaa	3.201	%(c)	03/25/32	$90	$66,610
Fannie Mae Whole Loan, Series 2003-W1, Class 1A1	Aaa	6.50%		12/25/42	904	924,866
Fannie Mae Whole Loan, Series 2004-W2, Class 2A2	Aaa	7.00%		02/25/44	287	295,775
Fannie Mae Whole Loan, Series 2004-W2, Class 5A	Aaa	7.50%		03/25/44	261	272,512
Fannie Mae, Series 1993-70, Class Z	Aaa	6.90%		05/25/23	85	90,625
Fannie Mae, Series 2002-56, Class MC	Aaa	5.50%		09/25/17	187	193,190
Fannie Mae, Series 2003-21, Class M	Aaa	5.00%		02/25/17	1,167	1,186,669
Fannie Mae, Series 2003-25, Class KP	Aaa	5.00%		04/25/33	6,774	6,886,781
Fannie Mae, Series 2003-33, Class PU	Aaa	4.50%		05/25/33	215	219,445
Fannie Mae, Series 2003-122, Class TU	Aaa	4.00%		05/25/16	61	61,095
Fannie Mae, Series 2006-5, Class 3A2	Aaa	4.664	%(c)	05/25/35	685	704,826
Fannie Mae, Series 2006-118, Class A1	Aaa	0.531	%(c)	12/25/36	2,685	2,359,349
Fannie Mae, Series 2007-73, Class A1	Aaa	0.531	%(c)	07/25/37	10,459	9,264,331
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.511	%(c)	12/25/36	11,772	11,205,149
FHLMC Structured Pass-Through Securities, Series T-63, Class 1A1	Aaa	3.456	%(c)	02/25/45	340	306,274
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1	AAA(d)	5.355	%(c)	08/25/35	2,090	1,479,606
Freddie Mac, Series 2064, Class ZA	Aaa	6.50%		05/15/28	2,082	2,187,964
Freddie Mac, Series 2145, Class MZ	Aaa	6.50%		04/15/29	5,749	6,003,184
Freddie Mac, Series 2378, Class PE	Aaa	5.50%		11/15/16	376	389,024
Freddie Mac, Series 2662, Class DG	Aaa	5.00%		10/15/22	1,300	1,308,772
Freddie Mac, Series 2694, Class QH	Aaa	4.50%		03/15/32	1,265	1,279,352
Freddie Mac, Series 2721, Class PE	Aaa	5.00%		01/15/23	525	491,033
Freddie Mac, Series 2724, Class PT	Aaa	3.75%		05/15/16	57	57,244
Freddie Mac, Series 2728, Class TC	Aaa	4.00%		02/15/23	57	56,674
Freddie Mac, Series 2734, Class PG	Aaa	5.00%		07/15/32	909	925,221
Freddie Mac, Series 2737, Class YD	Aaa	5.00%		08/15/32	600	611,022
Freddie Mac, Series 2750, Class NB	Aaa	4.00%		12/15/22	298	297,935
Freddie Mac, Series 2764, Class LZ	Aaa	4.50%		03/15/34	10,645	10,114,790
Freddie Mac, Series 2950, Class NA	Aaa	4.25%		09/15/24	6,914	6,943,563
Freddie Mac, Series 3149, Class LF	Aaa	1.495	%(c)	05/15/36	3,580	3,422,346
Freddie Mac, Series 3335, Class AF	Aaa	1.345	%(c)	10/15/20	53,189	51,499,845
Freddie Mac, Series 3335, Class BF	Aaa	1.345	%(c)	07/15/19	8,656	8,446,137
Freddie Mac, Series 3335, Class FT	Aaa	1.345	%(c)	08/15/19	39,187	38,017,287
Freddie Mac, Series 3346, Class FA	Aaa	1.425	%(c)	02/15/19	36,685	35,238,992
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	Aaa	0.551	%(c)	10/25/46	4,282	3,437,469
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A	Aaa	0.551	%(c)	01/25/47	5,111	4,699,626
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	AAA(d)	5.514	%(c)	10/25/33	3,820	2,951,330
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4	Aaa	5.444%		03/10/39	800	608,906
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4	Aaa	5.799	%(c)	08/10/45	3,000	2,176,970
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	Aaa	4.524	%(c)	06/25/34	2,476	1,840,640
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	AAA(d)	5.244	%(c)	11/25/35	7,500	5,579,588
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A	Aaa	0.801	%(c)	05/19/35	837	389,776
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1	Aa3	5.143	%(c)	07/19/35	5,318	2,889,877
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11	Aaa	0.671	%(c)	01/19/38	4,995	4,471,471
Indymac ARM Trust, Series 2001-H2, Class A2	Aaa	4.442	%(c)	01/25/32	25	18,220
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A	Aaa	5.056	%(c)	12/25/34	1,932	1,324,699

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)

Indymac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A1A	Aaa	0.561	%(c)	11/25/46	$2,458	$2,238,705
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3	Aaa	5.42%		01/15/49	600	424,180
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4	Aaa	5.882	%(c)	02/15/51	1,100	782,265
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1	Aaa	5.022	%(c)	02/25/35	2,318	1,831,326
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	AAA(d)	5.866	%(c)	09/15/45	20,000	14,151,880
Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A4	Aaa	3.788	%(c)	11/21/34	2,342	2,272,495
Master Asset Backed Securities Trust, Series 2007-HE1, Class A1	Aaa	0.551	%(c)	05/25/37	3,484	2,926,531
Merrill Lynch / Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	Aaa	5.485	%(c)	03/12/51	2,300	1,583,509
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A	Aaa	5.252	%(c)	05/25/33	4,388	3,228,078
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	Aaa	0.681	%(c)	02/25/36	1,869	994,539
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2	Aaa	4.715	%(c)	12/25/34	733	549,040
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	Aaa	1.471	%(c)	10/25/35	688	510,525
MLCC Mortgage Investors, Inc., Series 2005-3, Class 5A	Aaa	0.721	%(c)	11/25/35	3,273	2,259,567
Morgan Stanley Capital I, Series 2007-IQ13, Class A4	AAA(d)	5.364%		03/15/44	14,100	10,370,048
Morgan Stanley Capital I, Series 2007-IQ16, Class A4	AAA(d)	5.809%		12/12/49	200	149,762
Morgan Stanley Capital I, Series 2007-T25, Class AM	Aaa	5.544	%(c)	11/12/49	1,600	740,413
Prime Mortgage Trust, Series 2004-CL1, Class 1A2	AAA(d)	0.871	%(c)	02/25/34	888	774,549
Prime Mortgage Trust, Series 2004-CL1, Class 2A2	AAA(d)	0.871	%(c)	02/25/19	164	155,238
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21	Aaa	5.21	%(c)	09/25/35	7,006	4,364,138
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z	NR	9.95%		08/01/17	48	51,978
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	Aaa	5.344	%(c)	01/25/35	7,373	3,844,158
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1	Aaa	5.53	%(c)	08/25/35	1,277	656,957
Structured Asset Mortgage Investments, Inc., Series 2007-AR3, Class 1A1	Aaa	0.571	%(c)	09/25/47	8,977	8,280,243
Structured Asset Securities Corp., Series 2002-1A, Class 4A	Aaa	4.687	%(c)	02/25/32	76	60,388
Structured Asset Securities Corp., Series 2003-40A, Class 3A2	Aaa	5.474	%(c)	01/25/34	819	503,422
Structured Asset Securities Corp., Series 2006-11, Class A1, 144A (original cost $3,320,927; purchased 10/24/06)(f)(g)	AAA(d)	5.057	%(c)	10/25/35	3,338	2,417,511
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	Aaa	0.591	%(c)	09/25/46	9,352	7,749,392
Thornburg Mortgage Securities Trust, Series 2006-6, Class A1	Aaa	0.581	%(c)	11/25/46	3,878	3,215,422
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	Aaa	0.761	%(c)	10/25/45	750	409,365
Washington Mutual, Inc., Series 2004-CB1, Class 4A	Aaa	6.00%		06/25/34	385	300,235
Wells Fargo Mortgage Backed Securities, Series 2003-17, Class 1A12	AAA(d)	5.25%		01/25/34	41,841	32,579,688
Wells Fargo Mortgage Backed Securities Trust, Series 2004-AA, Class A1	Aaa	4.99	%(c)	12/25/34	6,722	5,190,795
Wells Fargo Mortgage Backed Securities Trust, Series 2004-CC, Class A1	Aaa	4.951	%(c)	01/25/35	8,526	6,609,036
Wells Fargo Mortgage Backed Securities, Series 2006-AR2, Class 2A1	AAA(d)	4.95	%(c)	03/25/36	4,656	3,044,741

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $634,106,458)						535,377,761

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS — 40.1%

Airlines
United Air Lines, Inc., Pass-Through Certificates(g)(i)	NR	10.02%		03/22/14	$690	$288,129
United Air Lines, Inc., Equipment Trust(g)(i)	NR	10.36%		11/13/12	2,660	13,967
United Air Lines, Inc., Equipment Trust(g)(i)	NR	10.36%		11/27/12	234	1,226

						303,322

Automobile Manufacturers — 0.6%
DaimlerChrysler NA Holding Corp., Gtd. Notes	A3	2.426	%(c)	03/13/09	9,100	8,773,856
DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN	A3	2.346	%(c)	03/13/09	3,400	3,398,290
DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN	A3	3.643	%(c)	08/03/09	5,100	4,830,684

						17,002,830

Automotive Parts — 0.1%
Allison Transmission, Inc., Gtd. Notes, 144A (original cost $5,000,000; purchased 10/11/07)(f)(g)	Caa1	11.00%		11/01/15	5,000	2,450,000

Banking
Export Import Bank China, Unsec’d. Notes, 144A (China) (original cost $592,806; purchased 07/14/05)(f)(g)	A1	4.875%		07/21/15	600	602,586

Biotechnology — 0.9%
Amgen, Inc., Sr. Unsec’d. Notes	A3	6.15%		06/01/18	24,800	26,305,980

Electric — 0.9%
Ohio Power Co., Sr. Unsec’d. Notes	A3	4.388	%(c)	04/05/10	16,030	14,998,999
Public Service Electric & Gas Co., Sec’d. Notes, MTN	A3	5.30%		05/01/18	13,500	13,112,577

						28,111,576

Financial – Bank & Trust — 10.8%
American Express Bank FSB, Sr. Unsec’d. Notes	A1	5.50%		04/16/13	9,100	8,619,884
American Express Bank FSB, Sr. Unsec’d. Notes	A1	6.00%		09/13/17	500	468,266
American Express Centurion Bank, Sr. Unsec’d. Notes	A1	6.00%		09/13/17	500	468,267
American Express Co., Sr. Unsec’d. Notes	A2	6.15%		08/28/17	3,700	3,567,015
ANZ National International Ltd., Bank Gtd. Notes, 144A (United Kingdom) (original cost $12,201,170; purchased 08/01/06, 09/26/06)(f)(g)	Aa2	2.428	%(c)	08/07/09	12,200	12,195,950
Bank of America Corp., Jr. Sub. Notes	A2	8.00	%(c)	12/29/49	44,500	32,008,316
Bank of America Corp., Jr. Sub. Notes	A2	8.125	%(c)	12/29/49	79,100	59,166,800
Bank of America Corp., Sr. Unsec’d. Notes	Aa3	2.048	%(c)	09/18/09	6,000	5,922,462
Bank of America Corp., Sub. Notes	A2	2.479	%(c)	08/15/16	1,900	1,400,450
Bank of America NA, Sub. Notes	Aa2	6.00%		10/15/36	1,900	2,017,386
Bank of Ireland, Gov’t. Liquid Gtd., MTN (Ireland)	Aaa	1.898	%(c)	12/18/09	15,900	15,798,240
Bank of Scotland PLC, Bank Gtd. Notes, MTN, 144A (United Kingdom) (original cost $8,400,000; purchased 07/11/06)(f)(g)	Aa1	4.59	%(c)	07/17/09	8,400	8,375,220
Barclays Bank PLC, Sr. Unsec’d. Notes (United Kingdom)	Aa1	5.45%		09/12/12	63,200	64,003,335
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) (original cost $14,700,000; purchased 04/18/08)(f)(g)	Aa2	7.70	%(c)	04/29/49	14,700	9,720,522
China Development Bank, Unsec’d. Notes (China)	A1	5.00%		10/15/15	600	600,296
Citigroup Funding, Inc., Gtd. Notes, MTN	A2	0.474	%(c)	04/23/09	5,500	5,436,255
Citigroup Funding, Inc., Gtd. Notes, MTN	A2	1.466	%(c)	06/26/09	5,400	5,288,620
Citigroup, Inc., Sr. Unsec’d. Notes	A2	6.00%		08/15/17	3,700	3,683,017
Countrywide Home Loans, Inc., Gtd. Notes	Aa3	5.625%		07/15/09	3,700	3,683,727
Credit Agricole SA, Sr. Unsec’d. Notes, 144A (France) (original cost $6,100,000; purchased 05/23/07)(f)(g)	Aa1	2.181	%(c)	05/28/09	6,100	6,082,853
Credit Agricole SA, Sr. Unsec’d. Notes, 144A (France) (original cost $7,000,000; purchased 05/23/07)(f)(g)	Aa1	2.231	%(c)	05/28/10	7,000	6,916,826
DBS Bank Ltd., Sub. Notes, 144A (Singapore) (original cost $1,000,000; purchased 05/11/07)(f)(g)	Aa2	2.369	%(c)	05/16/17	1,000	780,000
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)	Aa1	6.00%		09/01/17	11,000	11,671,583

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Financial – Bank & Trust (cont’d.)
DnB Nor Bank ASA, Sr. Notes, 144A (Norway) (original cost $5,401,382; purchased 11/14/06)(f)(g)	Aa1	4.889	%(c)	10/13/09	$5,400	$5,398,666
Export-Import Bank of Korea, Notes (South Korea)	Aa3	2.293	%(c)	06/01/09	8,700	8,675,831
Fifth Third Bancorp, Sub. Notes	A2	8.25%		03/01/38	4,200	3,469,973
FleetBoston Financial Corp., Sr. Sub. Notes	A1	7.375%		12/01/09	20,000	20,389,700
HBOS PLC, Jr. Sub. Notes, 144A (United Kingdom) (original cost $700,000; purchased 09/22/05)(f)(g)	A1	5.92	%(c)	09/29/49	700	265,028
HSBC Bank USA, Sr. Unsec’d. Notes	Aa2	2.329	%(c)	06/10/09	3,300	3,274,679
HSBC Finance Corp., Sr. Unsec’d. Notes	Aa3	4.479	%(c)	10/21/09	4,200	3,940,671
HSBC Holdings PLC, Sub. Notes (United Kingdom)	Aa3	6.50%		05/02/36	5,100	5,178,081
HSBC Holdings PLC, Sub. Notes (United Kingdom)	Aa3	6.50%		09/15/37	3,700	3,757,664
RBS Capital Trust I, Bank Gtd. Notes	A1	4.709	%(c)	12/29/49	3,200	1,245,549
Residential Capital LLC, Sr. Unsec’d. Notes	C	5.253	%(c)	05/22/09	8,100	2,956,500
Resona Bank Ltd., Notes, 144A (Japan) (original cost $899,370; purchased 09/08/05)(f)(g)	A2	5.85	%(c)	09/29/49	900	510,189
Royal Bank of Scotland Group PLC, Jr. Sub. Notes, MTN (United Kingdom)	A1	7.64	%(c)	03/31/49	10,200	4,062,497
State Street Capital Trust IV, Gtd. Notes	A1	2.996	%(c)	06/01/77	1,100	483,098
Wells Fargo & Co., Sr. Unsec’d. Notes	Aa3	2.096	%(c)	09/15/09	3,100	3,067,822

						334,551,238

Financial Services — 20.3%
Allstate Life Global Funding Trusts, Notes, MTN	Aa3	5.375%		04/30/13	6,500	6,398,587
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A1	1.928	%(c)	11/09/09	9,100	8,462,354
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A1	1.961	%(c)	03/02/09	6,000	5,915,160
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A1	5.875%		05/02/13	6,000	5,759,844
American Honda Finance Corp., Bonds, MTN, 144A (original cost $13,612,920; purchased 03/07/07)(f)(g)	Aa3	2.246	%(c)	03/09/09	13,600	13,584,836
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	1.558	%(c)	03/30/09	5,600	5,563,902
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	Aa3	4.905	%(c)	07/16/09	3,200	3,162,737
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	Aa3	2.263	%(c)	08/21/09	23,200	22,815,089
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	Aa3	2.356	%(c)	05/18/10	18,800	18,175,201
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	Aa3	2.371	%(c)	11/28/11	6,012	5,608,721
C8 Capital SPV Ltd., Notes, 144A (Mexico) (original cost $27,700,000; purchased 02/06/07)(f)(g)	BB+(d)	6.64	%(c)	12/29/49	27,700	14,043,900
Caelus Re Ltd., Notes, 144A (original cost $3,200,000; purchased 06/20/08)(f)(g)	BB+(d)	8.453	%(c)	06/07/11	3,200	3,058,560
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	4.37	%(c)	10/09/09	22,100	21,683,923
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	2.296	%(c)	05/18/09	13,300	13,182,082
CIT Group, Inc., Sr. Unsec’d. Notes	Baa1	3.615	%(c)	01/30/09	5,200	5,192,803
CIT Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	2.269	%(c)	08/17/09	5,500	5,286,265
Citigroup Capital XXI, Gtd. Notes	A3	8.30	%(c)	12/21/77	16,200	12,494,039
Citigroup Global Markets Holdings, Inc., Sr. Unsec’d. Notes, MTN	A2	1.971	%(c)	03/17/09	5,100	5,074,602
Citigroup, Inc., Jr. Sub. Notes	Baa2	8.40	%(c)	04/29/49	52,200	34,467,138
Citigroup, Inc., Sr. Unsec’d. Notes	A2	1.496	%(c)	12/28/09	8,100	7,640,738
Citigroup, Inc., Sr. Unsec’d. Notes	A2	2.326	%(c)	06/09/09	10,459	10,210,965
Citigroup, Inc., Sr. Unsec’d. Notes	A2	3.505	%(c)	01/30/09	3,000	3,000,948
Citigroup, Inc., Sr. Unsec’d. Notes	A2	5.30%		10/17/12	2,400	2,312,942
Citigroup, Inc., Sr. Unsec’d. Notes	A2	5.50%		08/27/12	5,900	5,727,236
Citigroup, Inc., Sr. Unsec’d. Notes	A2	5.50%		04/11/13	23,000	22,394,732
Citigroup, Inc., Sr. Unsec’d. Notes	A2	5.85%		07/02/13	1,600	1,544,096
Citigroup, Inc., Sub. Notes	A3	6.125%		08/25/36	11,000	9,853,745
Enel Finance International SA, Gtd. Notes, 144A (Luxembourg) (original cost $22,041,435; purchased 09/13/07)(f)(g)	A2	6.80%		09/15/37	22,100	16,968,380
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	5.70%		01/15/10	1,100	934,813

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Financial Services (cont’d.)
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	NR	5.80%		01/12/09		$1,900	$1,894,617
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.25%		10/25/11		200	146,102
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.375%		10/28/09		5,400	4,742,393
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.375%		02/01/11		200	152,092
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.875%		06/15/10		760	608,137
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	8.625%		11/01/10		400	302,811
General Electric Capital Corp., Sr. Unsec’d. Notes	Aaa	4.268	%(c)	10/06/10		1,700	1,578,051
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	2.219	%(c)	08/15/11		6,400	5,612,160
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	3.565	%(c)	10/26/09		1,300	1,265,519
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	NR	4.248	%(c)	01/05/09		1,200	1,200,000
General Electric Capital Corp., Sub. Notes	Aa1	6.375	%(c)	11/15/67		33,100	20,805,634
General Electric Capital Corp., Sub. Notes, 144A (original cost $44,653,253; purchased 11/06/07)(f)(g)	Aa1	5.50	%(c)	09/15/47	EUR	33,000	25,494,496
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	C	6.00%		12/15/11		1,000	793,037
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	4.164	%(c)	07/23/09		4,640	4,518,358
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.95%		01/18/18		21,700	20,575,332
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.15%		04/01/18		7,800	7,495,496
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.25%		09/01/17		16,400	15,902,030
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	2.229	%(c)	11/16/09		3,900	3,735,576
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	5.625%		01/15/17		5,400	4,639,016
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.625%		09/15/10		5,000	3,930,250
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.00%		01/15/18		5,500	5,805,382
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	Aa3	2.546	%(c)	05/07/10		10,000	9,675,030
JPMorgan Chase Bank NA, Sub. Notes	Aa2	6.00%		10/01/17		11,800	11,902,412
JPMorgan Chase Capital XX, Gtd. Notes	A1	6.55%		09/15/66		1,000	845,288
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(i)	NR	Zero	(c)	11/10/09		3,500	315,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	Zero	(c)	04/03/09		2,300	207,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	Zero	(c)	11/16/09		14,300	1,287,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	Zero	(c)	05/25/10		5,800	522,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	Zero	(c)	07/18/11		3,900	351,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	5.625%		01/24/13		6,200	589,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.20%		09/26/14		2,600	247,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.875%		05/02/18		3,300	313,500
Longpoint Re Ltd., Notes, 144A (Cayman Islands) (original cost $3,100,000; purchased 04/27/07)(f)(g)	BB+(d)	7.246	%(c)	11/08/11		3,100	3,027,770
Merrill Lynch & Co., Inc., Notes, MTN	Aa3	6.875%		04/25/18		16,800	17,573,237
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Aa3	2.29	%(c)	12/04/09		4,900	4,702,109
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Aa3	3.555	%(c)	01/30/09		7,100	7,090,869
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Aa3	6.40%		08/28/17		18,800	18,835,100
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Aa3	2.223	%(c)	08/14/09		5,100	4,943,802
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Aa3	2.438	%(c)	05/08/09		6,400	6,288,109
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Aa3	3.735	%(c)	07/25/11		6,900	6,110,461
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Aa3	6.05%		08/15/12		3,600	3,551,684
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	4.233	%(c)	05/14/10		13,300	12,379,600
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.25%		08/28/17		20,900	17,804,438
MUFG Capital Finance 1 Ltd., Bank Gtd. Notes (Cayman Islands)	A2	6.346	%(c)	07/29/49		900	627,051
Mystic Re Ltd., Notes, 144A (Cayman Islands) (original cost $2,200,000; purchased 05/23/07)(f)(g)	BB-(d)	12.203	%(c)	06/07/11		2,200	2,123,990
National Australia Bank Ltd., Sr. Unsec’d. Notes, 144A (Australia) (original cost $5,600,000; purchased 09/06/06)(f)(g)	Aa1	2.204	%(c)	09/11/09		5,600	5,604,082
Santander Perpetual SA Unipersonal, Bank Gtd. Notes,144A (Spain) (original cost $19,785,765; purchased 10/18/07 – 11/01/07)(f)(g)	Aa2	6.671	%(c)	10/29/49		19,800	12,593,572

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000#)	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Financial Services (cont’d.)
Santander US Debt SA Unipersonal, Bank Gtd. Notes, 144A (Spain) (original cost $10,200,000; purchased 11/21/06)(f)(g)	Aa1	2.261	%(c)	11/20/09	$10,200	$10,073,245
SLM Corp., Sr. Unsec’d. Notes, MTN	Baa2	3.675	%(c)	07/27/09	22,000	20,737,134
SMFG Preferred Capital, Sub. Notes, 144A (Cayman Islands) (original cost $4,600,000; purchased 12/13/06)(f)(g)	A2	6.078	%(c)	01/29/49	4,600	3,103,298
TNK-BP Finance SA, Sr. Unsec’d. Notes, 144A (Luxembourg) (original cost $1,498,140; purchased 03/13/07)(f)(g)	Baa2	6.125%		03/20/12	1,500	960,000
TransCapitalInvest Ltd. For OJSC AK Transneft, Sec’d. Notes, 144A (Ireland) (original cost $2,300,000; purchased 07/13/08)(f)(g)	A3	8.70%		08/07/18	2,300	1,481,083
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa2	3.779	%(c)	05/05/10	8,400	8,384,662
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa2	5.75%		04/25/18	5,100	4,628,735
UBS Preferred Funding Trust V, Gtd. Notes	A1	6.243	%(c)	05/29/49	8,100	4,423,604
UFJ Finance Aruba AEC, Bank Gtd. Notes	Aa3	6.75%		07/15/13	400	390,959
United Mexican States, Sr. Unsec’d. Notes (Mexico)	Baa1	5.95%		03/19/19	2,200	2,200,000
ZFS Finance USA Trust IV, Jr. Sub. Notes, 144A (original cost $3,199,040; purchased 05/03/07)(f)(g)	Baa2	5.875	%(c)	05/09/62	3,200	1,118,016

						628,725,667

Insurance — 1.0%
American International Group, Inc., Sr. Unsec’d. Notes	A3	4.613	%(c)	10/18/11	900	647,056
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.05%		10/01/15	800	536,456
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.375%		10/18/11	200	164,519
American International Group, Inc., Sr. Unsec’d. Notes, 144A (original cost $4,400,572; purchased 07/18/06)(f)(g)	A3	1.09	%(c)	06/16/09	4,400	4,004,000
American International Group, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,836,000; purchased 09/25/08)(f)(g)	A3	8.25%		08/15/18	6,200	4,537,898
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	4.95%		03/20/12	2,600	2,036,671
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	5.85%		01/16/18	300	201,085
Monumental Global Funding Ltd., Sr. Sec’d. Notes, 144A (Cayman Islands) (original cost $4,498,065; purchased 04/18/08)(f)(g)	Aa3	5.50%		04/22/13	4,500	4,245,336
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa2	5.30%		04/24/13	6,300	5,901,386
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa2	5.55%		04/27/15	9,100	8,736,073
Residental Reinsurance 2007 Ltd., Notes, 144A (original cost $1,400,000; purchased 05/16/07)(f)(g)	B+(d)	12.453	%(c)	06/07/10	1,400	1,369,340

						32,379,820

Machinery & Equipment — 0.2%
Siemens Financieringsmaatschappij NV, Gtd. Notes, 144A (Netherlands) (original cost $7,403,330; purchased 09/20/06)(f)(g)	A1	2.183	%(c)	08/14/09	7,400	7,406,579

Media — 1.3%
Comcast Corp., Gtd. Notes	Baa2	6.45%		03/15/37	1,600	1,592,187
Time Warner, Inc., Gtd. Notes	Baa2	2.405	%(c)	11/13/09	24,326	23,414,383
Walt Disney Co. (The), Sr. Unsec’d. Notes	A2	2.289	%(c)	09/10/09	15,170	15,071,016

						40,077,586

Medical Supplies & Equipment — 0.2%
AstraZeneca PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	5.90%		09/15/17	2,700	2,869,379
AstraZeneca PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	6.45%		09/15/37	2,700	3,069,036

						5,938,415

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)

Metals & Mining
Codelco, Inc., Unsec’d. Notes, 144A (original cost $695,072; purchased 10/19/06)(f)(g)	A1	6.15%		10/24/36	$700	$613,092
Vale Overseas Ltd., Gtd. Notes	Baa2	6.25%		01/23/17	1,200	1,131,360
Vale Overseas Ltd., Gtd. Notes	Baa2	6.875%		11/21/36	1,200	1,089,240

						2,833,692

Oil & Gas — 1.1%
BP AMI Leasing, Inc., Gtd. Notes, 144A (original cost $6,400,000; purchased 06/21/07)(f)(g)	AA+	1.476	%(c)	06/26/09	6,400	6,401,664
Citigroup Global Markets Deutschland AG for OAO Gazprom, Sec’d. Notes (Germany)	A3	10.50%		10/21/09	6,400	6,432,730
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.75%		01/15/32	9,200	5,971,913
Gaz Capital SA, Gtd. Notes, 144A (Luxembourg) (original cost $1,900,000; purchased 04/02/08)(f)(g)	A3	7.343%		04/11/13	1,900	1,539,000
Gaz Capital SA, Sec’d. Notes, 144A (Luxembourg) (original cost $1,100,000; purchased 11/17/06)(f)(g)	A3	6.212%		11/22/16	1,100	726,000
Gaz Capital SA, Sr. Sec’d. Notes, 144A (Luxembourg) (original cost $7,200,000; purchased 04/02/08)(f)(g)	A3	8.146%		04/11/18	7,200	5,076,000
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A (original cost $6,700,000; purchased 12/14/07)(f)(g)	Baa3	6.514%		12/15/12	6,700	6,358,427
Petroleum Export Ltd., Sr. Sec’d. Notes, 144A (Cayman Islands) (original cost $423,220; purchased 07/14/05)(f)(g)	Baa1	5.265%		06/15/11	423	392,849
Ras Laffan Liquefied Natural Gas Co. Ltd. II, Bonds, 144A (original cost $1,600,000; purchased 08/04/05)(f)(g)	Aa2	5.298%		09/30/20	1,600	1,139,952

						34,038,535

Real Estate — 0.3%
WEA Finance LLC/WCI Finance LLC, Gtd. Notes, 144A (Australia) (original cost $12,302,011; purchased 09/21/06)(f)(g)	A2	5.70%		10/01/16	12,330	8,235,922

Retail & Merchandising — 1.0%
Kimberly-Clark Corp., Sr. Unsec’d. Notes	A2	3.52	%(c)	07/30/10	11,800	11,474,957
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.50%		07/01/15	20,000	20,241,720

						31,716,677

Telecommunications — 1.3%
AT&T, Inc., Sr. Unsec’d. Notes	A2	2.959	%(c)	02/05/10	3,700	3,573,837
AT&T, Inc., Sr. Unsec’d. Notes	A2	4.95%		01/15/13	1,700	1,709,394
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.30%		01/15/38	1,200	1,268,532
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)	Baa1	1.678	%(c)	03/23/09	16,800	16,651,085
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.25%		02/15/11	153	128,520
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.20%		11/10/26	8,950	5,772,750
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	5.113	%(c)	07/18/11	6,900	5,191,671
Telefonica Emisiones SAU, Gtd. Notes (Spain)	Baa1	1.825	%(c)	06/19/09	6,700	6,486,337
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	7.25%		12/01/10	900	943,525

						41,725,651

Tobacco — 0.1%
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	5.65%		05/16/18	4,200	4,163,599

TOTAL CORPORATE OBLIGATIONS (cost $1,466,938,322)						1,246,569,675

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS — 0.9%

Korea Development Bank, Notes (South Korea)	Aa3	4.348	%(c)	04/03/10		$24,700	$23,849,282
Republic of Brazil, Sr. Unsec’d. Notes (Brazil)	Ba1	10.25%		01/10/28	BRL	6,400	2,469,983
Republic of Brazil, Unsub. Notes (Brazil)	Ba1	8.00%		01/15/18		1,900	2,128,000
Republic of South Africa, Sr. Unsec’d. Notes (South Africa)	Baa1	5.875%		05/30/22		800	672,000

TOTAL FOREIGN GOVERNMENT BONDS (cost $30,829,539)							29,119,265

MUNICIPAL BONDS — 4.1%
California — 0.9%
Golden State Tobacco Securitization Corp., Revenue Bond	Baa3	Zero		06/01/37		22,700	8,014,689
State of California, General Obligation Bond	A1	5.00%		12/01/37		24,000	20,411,280

							28,425,969

Florida — 0.4%
State of Florida, General Obligation Bond	Aa1	5.25%		07/01/37		13,600	13,189,552

Illinois — 1.0%
Chicago Illinois Transit Authority, Revenue Bonds	Aa3	6.30%		12/01/21		500	497,765
Chicago Illinois Transit Authority, Revenue Bonds	Aa3	6.899%		12/01/40		11,800	11,645,420
Chicago Park District II, General Obligation Bond	Aa3	5.00%		01/01/18		5,000	5,372,100
Illinois State, General Obligation Bond	Aa3	5.00%		04/01/30		12,600	12,151,566
State of Illinois, General Obligation Bond	Aa3	4.95%		06/01/23		570	528,783

							30,195,634

Massachusetts — 0.1%
Massachusetts State, General Obligation Bond	Aa2	5.50%		10/01/17		3,700	4,278,162

Nevada — 0.2%
County of Clark NV, General Obligation Bond	Aa1	5.00%		06/01/26		6,300	6,003,837
Truckee Meadows Water Authority, Revenue Bond, Series A(b)	A1	5.00	%(a)	07/01/36		195	170,311

							6,174,148

New Jersey — 0.1%
City of Trenton, General Obligation Bond (FSA Insured)	Aa3	4.80%		04/01/14		990	972,150
Jersey City Municipal Utilities Authority, Revenue Bond, Series A (MBIA Insured)	Baa1	4.81%		05/15/14		1,000	887,040

							1,859,190

New York — 0.7%
New York State Environmental Facilities Corp., Revenue Bonds	Aa1	5.00%		06/15/33		16,000	15,095,040
New York State Housing Finance Agency, Revenue Bonds	AAA(d)	5.00%		03/15/32		5,300	5,054,663

							20,149,703

Oregon
Portland Oregon River District Urban Renewal and Redevelopment, Revenue Bond, Series B (AMBAC Insured)	A3	3.35%		06/15/10		1,020	1,002,793

Texas — 0.4%
Houston Texas, General Obligation Bond	Aa3	5.00%		03/01/20		12,440	13,102,927

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (Continued)

Wisconsin — 0.3%
Badger Tobacco Asset Securitization Corp., Revenue Bond	Baa3	6.00%		06/01/17	$10,100	$9,314,119
Wisconsin State General, Revenue Bond	Aa3	5.70%		05/01/26	510	463,978

						9,778,097

TOTAL MUNICIPAL BONDS (cost $135,852,432)						128,156,175

					Shares

PREFERRED STOCKS — 0.2%
Financial – Bank & Trust — 0.1%
Bank of America Corp., 7.25%, CVT					3,000	1,950,000

Insurance — 0.1%
American International Group, Inc., 8.50%, CVT					422,000	3,587,000

TOTAL PREFERRED STOCKS (cost $34,650,000)						5,537,000

					Principal Amount (000)#

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 92.0%
Federal Home Loan Mortgage Corp.		4.895	%(c)	11/01/35	$2,163	2,186,064
Federal Home Loan Mortgage Corp.		5.00%		10/01/18-01/01/37	4,090	4,216,075
Federal Home Loan Mortgage Corp.		5.00%		TBA	128,000	130,800,000
Federal Home Loan Mortgage Corp.		5.50%		12/01/34	2,346	2,407,807
Federal Home Loan Mortgage Corp.		5.50%		TBA	247,500	253,300,905
Federal Home Loan Mortgage Corp.		6.00%		02/01/16-08/01/38	4,320	4,467,185
Federal Home Loan Mortgage Corp.		6.00%		TBA	156,000	160,680,000
Federal National Mortgage Assoc.		3.678	%(c)	06/01/43	3,147	3,105,696
Federal National Mortgage Assoc.		4.325	%(c)	01/01/24	1	1,366
Federal National Mortgage Assoc.		4.217	%(c)	08/01/29	133	132,750
Federal National Mortgage Assoc.		4.343	%(c)	05/01/36	8,051	8,037,853
Federal National Mortgage Assoc.		4.452	%(c)	11/01/35	2,565	2,561,225
Federal National Mortgage Assoc.		4.50%		09/01/33	183	185,357
Federal National Mortgage Assoc.		4.50%		TBA	7,000	7,153,125
Federal National Mortgage Assoc.		4.552	%(c)	01/01/28	106	105,598
Federal National Mortgage Assoc.		4.801	%(c)	08/01/35	4,608	4,664,168
Federal National Mortgage Assoc.		5.00%		03/01/14-03/01/36	109,630	112,547,990
Federal National Mortgage Assoc.		5.00%		TBA	14,500	14,880,625
Federal National Mortgage Assoc.		5.00%		TBA	463,000	472,694,294
Federal National Mortgage Assoc.		5.408	%(c)	01/01/36	2,050	2,130,736
Federal National Mortgage Assoc.		5.50%		08/01/16-08/01/37	217,420	223,358,408
Federal National Mortgage Assoc.		5.50%		TBA	18,000	18,534,384
Federal National Mortgage Assoc.		5.50%		TBA	1,180,760	1,210,279,000
Federal National Mortgage Assoc.		6.00%		05/01/11-10/01/37	129,938	134,032,017
Federal National Mortgage Assoc.		6.00%		TBA	61,000	62,791,875
Federal National Mortgage Assoc.		6.50%		09/01/16-11/01/36	1,975	2,053,007
Federal National Mortgage Assoc.		6.50%		TBA	4,500	4,672,971
Government National Mortgage Assoc.		4.625	(c)%	08/20/23-07/20/30	1,088	1,067,536
Government National Mortgage Assoc.		4.75	(c)%	01/20/32-02/20/32	1,889	1,856,801
Government National Mortgage Assoc.		5.125	(c)%	10/20/23-11/20/29	1,738	1,711,055
Government National Mortgage Assoc.		5.375	(c)%	03/20/17-05/20/30	1,633	1,620,358
Government National Mortgage Assoc.		6.00%		10/15/31-05/15/37	8,160	8,433,216

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
Government National Mortgage Assoc.		6.00%	TBA	$3,500	$3,610,467
Government National Mortgage Assoc.		7.00%	02/15/24	9	9,175

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (cost $2,825,824,183)					2,860,289,089

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Small Business Administration		4.875%	09/10/13	8,042	8,125,866
Small Business Administration		5.13%	09/01/23	1,045	1,062,224
Small Business Administration		5.52%	06/01/24	7,237	7,544,839
Small Business Administration		6.344%	08/01/11	1,413	1,455,897
Small Business Administration		7.449%	08/01/10	180	183,479
Small Business Administration Participation Certificates		5.51%	11/01/27	21,167	21,854,010

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $39,083,331)					40,226,315

U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Inflationary Indexed Bonds, TIPS		1.625%	01/15/18	15,000	14,718,045
U.S. Treasury Inflationary Indexed Bonds, TIPS		1.75%	01/15/28	13,500	12,894,060
U.S. Treasury Inflationary Indexed Bonds, TIPS		1.875%	07/15/13-07/15/15	25,600	27,877,387
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.00%	04/15/12-07/15/14	47,500	51,034,265
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.375%	01/15/17-01/15/27	56,500	60,640,138
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.625%	07/15/17	5,000	5,354,146

TOTAL U.S. TREASURY OBLIGATIONS (cost $164,298,641)					172,518,041

TOTAL LONG-TERM INVESTMENTS (cost $5,671,114,610)					5,308,583,909

SHORT-TERM INVESTMENTS — 12.8%

				Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 1.3%
Dryden Core Investment Fund – Taxable Money Market Series (cost $40,079,293)(w)				40,079,293	40,079,293

				Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.3%
Morgan Stanley (cost $10,422,424)	A1(d)	3.80%	01/26/09	$10,450	10,410,294

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Contracts/ Notional Amounts (000)#	Value (Note 2)

OPTIONS PURCHASED* — 1.0%
Call Options — 1.0%
Interest Rate Swap Options,
expiring 02/02/2009 @ 3.15%	114,300	$3,580,521
expiring 02/02/2009 @ 3.50%	351,500	13,426,537
expiring 07/02/2009 @ 3.60%	52,900	1,942,746
expiring 08/03/2009 @ 3.45%	25,400	842,595
expiring 08/03/2009 @ 3.45%	27,800	922,211
expiring 08/03/2009 @ 3.45%	169,500	5,622,830
expiring 08/03/2009 @ 3.85%	92,300	3,755,609

		30,093,049

Put Options
10 Year U.S. Treasury Bond Futures, expiring 02/20/2009, Strike Price $88.00	50,000	7,813
FNMA,
expiring 01/06/2009, Strike Price $55.00	400,000	1
expiring 01/06/2009, Strike Price $64.00	245,500	—
expiring 02/05/2009, Strike Price $64.00	6,000	—
expiring 02/05/2009, Strike Price $65.03	400,000	—
GNMA, expiring 01/14/2009, Strike Price $60.00	2,000	—

		7,814

TOTAL OPTIONS PURCHASED (cost $8,967,823)		30,100,863

	Principal Amount (000)#

REPURCHASE AGREEMENTS(m) — 8.2%
Credit Suisse Securities, 0.15%, dated 12/30/08, due 01/05/09 in the amount of $40,000,833 (cost $40,000,000; the value of collateral plus accrued interest was $41,539,371)	$40,000	40,000,000
JPMorgan Chase Bank, 0.02%, dated 12/31/08, due 01/02/09 in the amount of $114,900,128 (cost $114,900,000; the value of collateral plus accrued interest was $115,025,688)	114,900	114,900,000
JPMorgan Chase Bank, 0.08%, dated 12/30/08, due 01/06/09 in the amount of $100,001,556 (cost $100,000,000; the value of collateral plus accrued interest was $101,074,898)	100,000	100,000,000

TOTAL REPURCHASE AGREEMENTS (cost $254,900,000)		254,900,000

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS(n) — 2.0%
U.S. Cash Management Bill	0.22%	04/29/09	$3,190	$3,189,295
U.S. Treasury Bills	0.003%	03/12/09	530	529,969
U.S. Treasury Bills	0.006%	03/12/09	320	319,975
U.S. Treasury Bills	0.009%	03/19/09	630	629,938
U.S. Treasury Bills	0.012%	03/19/09	2,980	2,979,705
U.S. Treasury Bills	0.019%	01/22/09	4,500	4,500,000
U.S. Treasury Bills	0.02%	01/22/09	4,340	4,340,000
U.S. Treasury Bills	0.04%	03/26/09	4,680	4,679,579
U.S. Treasury Bills	0.117%	01/22/09	4,500	4,499,921
U.S. Treasury Bills	0.119%	02/26/09	1,840	1,839,932
U.S. Treasury Bills	0.226%	06/11/09	2,060	2,058,883
U.S. Treasury Bills	0.239%	01/29/09	14,580	14,580,000
U.S. Treasury Bills	0.279%	01/02/09	16,230	16,229,991
U.S. Treasury Bills	0.745%	01/15/09	2,040	2,039,992
U.S. Treasury Bills	0.80%	06/04/09	450	449,801

TOTAL U.S. TREASURY OBLIGATIONS (cost $62,865,000)				62,866,981

TOTAL SHORT-TERM INVESTMENTS (cost $377,234,540)				398,357,431

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—183.6% (cost $6,048,349,150)				5,706,941,340

			Contracts/ Notional Amounts (000)#

OPTIONS WRITTEN* — (0.7)%
Call Options — (0.7)%
Interest Rate Swap Options,
expiring 07/02/2009 @ 4.20%			23,000	(2,077,457)
expiring 02/02/2009 @ 4.30%			3,400	(342,098)
expiring 02/02/2009 @ 4.60%			17,600	(2,525,999)
expiring 02/02/2009 @ 4.25%			38,100	(4,606,243)
expiring 08/03/2009 @ 4.15%			12,100	(1,054,723)
expiring 08/03/2009 @ 4.40%			56,500	(6,993,291)
expiring 08/03/2009 @ 4.40%			8,500	(1,052,088)
expiring 08/03/2009 @ 4.55%			30,800	(4,091,578)

				(22,743,477)

Put Options
90 Day Euro Dollar Futures,
expiring 03/16/2009, Strike Price $98.00			204,000	(11,475)
expiring 03/16/2009, Strike Price $98.25			137,000	(11,988)
expiring 03/16/2009, Strike Price $98.50			364,000	(52,325)
5 Year U.S. Treasury Note Futures, expiring 02/20/2009, Strike Price $118.00			22,700	(193,305)
Interest Rate Swap Options,
expiring 05/22/2009 @ 2.75%			22,500	(242,310)
expiring 05/22/2009 @ 2.75%			12,000	(129,232)
expiring 05/22/2009 @ 2.75%			7,500	(80,770)

				(721,405)

TOTAL OPTIONS WRITTEN (premium received $6,297,693)				(23,464,882)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—182.9% (cost $6,042,051,457)(o)				5,683,476,458
Other liabilities in excess of other assets(x) — (82.9)%				(2,575,316,190)

NET ASSETS — 100.0%				$3,108,160,268

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviations are used in Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AMBAC	American Municipal Bond Assurance Corporation
CVT	Convertible Security
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
GNMA	Government National Mortgage Association
MBIA	Municipal Bond Investors Assurance Company
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KWD	Kuwaiti Dinar
MYR	Malaysian Ringgit
PHP	Philippine Peso
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SGD	Singapore Dollar
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(f)

Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $351,725,066. The aggregate value of $268,553,306 is approximately 8.6% of net assets.

(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(m)	Repurchase agreements are collateralized by United States Treasuries or federal agency obligations.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2008, 8 securities representing $303,324 and 0.01% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)

Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swaps as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Future contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation

Long Positions:
3,087	90 Day Euro Dollar	Mar 09	$748,631,075	$763,569,450	$14,938,375
3,158	90 Day Euro Dollar	Jun 09	764,202,925	780,578,650	16,375,725
2,963	90 Day Euro Dollar	Sep 09	714,744,188	731,453,588	16,709,400
1,338	90 Day Euro Dollar	Dec 09	323,143,937	329,766,825	6,622,888
1,005	90 Day Euro Dollar	Mar 10	242,072,313	247,405,875	5,333,562
37	90 Day Euro Dollar	Jun 10	8,884,163	9,089,050	204,887
37	90 Day Euro Dollar	Sep 10	8,860,375	9,071,938	211,563
268	90 Day Euro EURIBOR	Mar 09	88,222,575	91,056,297	2,833,722
160	90 Day Euro EURIBOR	Jun 09	52,711,831	54,503,753	1,791,922
1,590	90 Day Sterling	Mar 09	269,067,589	280,709,764	11,642,175
1,055	90 Day Sterling	Jun 09	178,782,840	186,513,073	7,730,233
99	90 Day Sterling	Dec 09	16,935,592	17,415,882	480,290
286	2 Year U.S. Treasury Notes	Mar 09	61,986,250	62,365,875	379,625
583	5 Year U.S. Treasury Notes	Mar 09	68,787,680	69,408,883	621,203
5,624	10 Year U.S. Treasury Notes	Mar 09	691,567,031	707,218,000	15,650,969

					$101,526,539	(1)

(1)	Cash of $31,960,000 has been segregated with the broker to cover requirements for open futures contacts as December 31, 2008.

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts		Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)

Brazilian Real,
Expiring 02/03/09	BRL	34,847	$14,968,658	$14,736,553	$(232,105)
British Pound,
Expiring 01/13/09	GBP	4,351	6,512,185	6,253,288	(258,897)
Chilean Peso,
Expiring 05/14/09	CLP	525,447	802,822	805,228	2,406
Chinese Yuan,
Expiring 07/15/09	CNY	183,266	28,320,000	26,382,422	(1,937,578)
Expiring 09/08/09	CNY	86,234	12,448,267	12,394,935	(53,332)
Euro,
Expiring 01/13/09	EUR	14,793	19,645,779	20,550,306	904,527
Indian Rupee,
Expiring 04/09/09	INR	1,675,573	33,384,822	34,115,050	730,228
Indonesian Rupiah,
Expiring 03/31/09	IDR	26,095,900	2,478,879	2,309,371	(169,508)
Japanese Yen,
Expiring 01/08/09	JPY	305,410	3,200,270	3,369,678	169,408
Kuwaiti Dinar,
Expiring 04/16/09	KWD	287	1,099,023	1,019,545	(79,478)
Malaysian Ringgit,
Expiring 02/12/09	MYR	37,794	11,235,744	10,907,456	(328,288)
Expiring 04/14/09	MYR	15,559	4,410,000	4,489,166	79,166
Philippines Peso,
Expiring 02/06/09	PHP	679,723	14,266,200	14,232,538	(33,662)
Expiring 05/06/09	PHP	232,045	4,793,221	4,827,768	34,547
Expiring 12/23/10	PHP	11,400	254,691	220,716	(33,975)
Russian Ruble,
Expiring 05/06/09	RUB	243,410	10,109,689	7,058,775	(3,050,914)
Saudi Arabian Riyal,
Expiring 04/16/09	SAR	3,894	1,052,548	1,036,714	(15,834)

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008 (continued):

Purchase Contracts (continued)		Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)

Singapore Dollar,
Expiring 01/06/09	SGD	823	$537,822	$570,944	$33,122
Expiring 01/16/09	SGD	21,770	14,404,579	15,101,586	697,007
Expiring 04/14/09	SGD	15,568	10,620,000	10,789,638	169,638
United Arab Emerities,
Expiring 04/16/09	AED	3,801	1,054,019	1,030,076	(23,943)

			$195,599,218	$192,201,753	$(3,397,465)

Sale Contracts		Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)

Australian Dollar,
Expiring 01/15/09	AUD	603	$383,417	$419,680	$(36,263)
Expiring 01/22/09	AUD	8,071	5,226,859	5,612,414	(385,555)
Brazilian Real,
Expiring 02/03/09	BRL	39,525	16,366,489	16,714,700	(348,211)
British Pound,
Expiring 01/13/09	GBP	36,266	53,755,186	52,121,756	1,633,430
Chilean Peso,
Expiring 05/14/09	CLP	525,447	815,595	805,228	10,367
Chinese Yuan,
Expiring 07/15/09	CNY	162,466	23,276,000	23,388,215	(112,215)
Euro,
Expiring 01/13/09	EUR	35,524	44,868,236	49,350,342	(4,482,106)
Indian Rupee,
Expiring 04/09/09	INR	1,675,573	31,739,614	34,115,050	(2,375,436)
Indonesian Rupiah,
Expiring 03/31/09	IDR	26,095,900	2,156,686	2,309,372	(152,686)
Kuwaiti Dinar,
Expiring 04/16/09	KWD	287	1,013,423	1,019,545	(6,122)
Malaysian Ringgit,
Expiring 02/12/09	MYR	37,794	10,464,057	10,907,456	(443,399)
Expiring 04/14/09	MYR	15,559	4,240,052	4,489,165	(249,113)
Philippines Peso,
Expiring 02/06/09	PHP	679,723	13,420,000	14,232,538	(812,538)
Expiring 05/06/09	PHP	232,045	4,419,909	4,827,768	(407,859)
Expiring 12/23/10	PHP	11,400	235,878	220,716	15,162
Russian Ruble,
Expiring 05/06/09	RUB	243,410	10,021,623	7,058,775	2,962,848
Saudi Arabian Riyal,
Expiring 04/16/09	SAR	3,894	1,030,814	1,036,715	(5,901)
Singapore Dollar,
Expiring 01/06/09	SGD	823	537,527	570,944	(33,417)
Expiring 01/16/09	SGD	21,770	14,578,012	15,101,586	(523,574)
Expiring 04/14/09	SGD	15,568	10,219,328	10,789,638	(570,310)
United Arab Emerities,
Expiring 04/16/09	AED	3,801	1,026,384	1,030,078	(3,694)

			$249,795,089	$256,121,681	$(6,326,592)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date		Notional Amount# (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

Barclays Bank PLC(1)	12/16/10		$8,700	4.00%	3 month LIBOR	$189,830
Citigroup, Inc.(1)	06/17/11		39,400	4.00%	3 month LIBOR	401,765
Citigroup, Inc.(2)	06/17/29		7,500	3.00%	3 month LIBOR	480,785
Citigroup, Inc.(2)	12/17/38		18,900	5.00%	3 month LIBOR	(8,746,298)
Deutsche Bank AG(1)	06/17/11		3,700	4.00%	3 month LIBOR	55,851
Deutsche Bank AG(2)	06/17/09		300	3.00%	3 month LIBOR	12,159
Deutsche Bank AG(2)	12/17/38		300	5.00%	3 month LIBOR	(111,838)
Merrill Lynch & Co.(1)	06/17/11		11,800	4.00%	3 month LIBOR	283,885
Merrill Lynch & Co.(2)	12/17/38		132,900	5.00%	3 month LIBOR	(44,751,161)
Merrill Lynch & Co.(2)	12/17/18		800	5.00%	3 month LIBOR	(133,507)
Morgan Stanley Capital Services, Inc.(1)	06/17/10		54,700	4.00%	3 month LIBOR	1,536,702
Morgan Stanley Capital Services, Inc.(2)	12/17/38		9,600	5.00%	3 month LIBOR	(4,415,740)
Morgan Stanley Capital Services, Inc.(2)	12/17/18		1,500	5.00%	3 month LIBOR	(253,057)
Morgan Stanley Capital Services, Inc.(2)	12/17/28		27,800	5.00%	3 month LIBOR	(9,390,184)
Royal Bank of Scotland PLC(1)	06/17/11		16,600	4.00%	3 month LIBOR	394,029
Royal Bank of Scotland PLC(1)	06/17/10		74,400	4.00%	3 month LIBOR	2,071,805
Royal Bank of Scotland PLC(1)	12/16/10		486,100	3.00%	3 month LIBOR	1,604,421
Royal Bank of Scotland PLC(1)	12/17/10		24,200	3.15%	3 month LIBOR	772,126
Royal Bank of Scotland PLC(2)	06/17/29		17,500	3.00%	3 month LIBOR	447,453
Royal Bank of Scotland PLC(2)	12/17/38		7,900	5.00%	3 month LIBOR	(2,699,525)
Royal Bank of Scotland PLC(2)	12/17/38		229,200	5.00%	3 month LIBOR	(78,129,479)
Royal Bank of Scotland PLC(2)	06/17/16		1,500	4.00%	3 month LIBOR	(26,433)
Merrill Lynch & Co.(2)	05/21/09		14,400	5.50%	ICAP CMM FRA Fixing Rate	(2,447,574)
Merrill Lynch & Co.(2)	02/20/09		12,000	5.00%	ICAP CMM FRA Fixing Rate	(2,134,679)
BNP Paribas(1)	02/05/09		17,700	0.71%	USSP Semi 2-Year Index	37,671
BNP Paribas(1)	02/05/09		34,400	0.76%	USSP Semi 5-Year Index	342,183
UBS AG(1)	03/15/10	AUD	8,300	7.50%	3 month Australian Bank Bill rate	271,839
UBS AG(1)	06/15/10	AUD	148,100	7.00%	3 month Australian Bank Bill rate	3,445,437
Deutsche Bank AG(1)	03/20/13	AUD	8,100	7.00%	6 month Australian Bank Bill rate	523,967
UBS AG(1)	03/15/11	AUD	51,700	7.50%	6 month Australian Bank Bill rate	2,544,259
Barclays Bank PLC(1)	01/04/10	BRL	17,200	11.36%	Brazilian interbank lending rate	(117,120)
HSBC Bank USA, N.A.(1)	01/02/12	BRL	1,200	14.77%	Brazilian interbank lending rate	17,063
Merrill Lynch & Co.(1)	01/04/10	BRL	15,800	11.43%	Brazilian interbank lending rate	(96,827)
Merrill Lynch & Co.(1)	01/02/12	BRL	20,800	11.98%	Brazilian interbank lending rate	(63,457)
Merrill Lynch & Co.(1)	01/02/12	BRL	26,900	12.54%	Brazilian interbank lending rate	207,650
Merrill Lynch & Co.(1)	01/02/12	BRL	4,200	14.77%	Brazilian interbank lending rate	69,342
Merrill Lynch & Co.(1)	01/04/10	BRL	5,700	12.95%	Brazilian interbank lending rate	37,432
Morgan Stanley Capital Services, Inc.(1)	01/04/10	BRL	13,800	12.78%	Brazilian interbank lending rate	85,139
Morgan Stanley Capital Services, Inc.(1)	01/04/10	BRL	10,900	12.67%	Brazilian interbank lending rate	41,562
UBS AG(1)	01/02/12	BRL	24,000	10.58%	Brazilian interbank lending rate	(175,870)
UBS AG(1)	01/02/12	BRL	26,200	12.54%	Brazilian interbank lending rate	79,117
UBS AG(1)	01/04/10	BRL	10,900	12.41%	Brazilian interbank lending rate	42,972
BNP Paribas(1)	03/18/12	EUR	7,100	4.50%	6 month EURIBOR	659,032
Barclays Bank PLC(1)	10/15/10	EUR	5,300	2.10%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index	256,216

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008 (continued):

Counterparty (continued)	Termination Date		Notional Amount# (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)

BNP Paribas(1)	10/15/10	EUR	1,200	2.09%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index	$54,669
Royal Bank of Scotland PLC(1)	03/30/12	EUR	6,700	1.95%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index	154,781
Royal Bank of Scotland PLC(1)	03/28/12	EUR	4,100	1.96%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index	97,163
UBS AG(1)	10/15/10	EUR	1,200	2.15%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index	63,857
Barclays Bank PLC(1)	03/20/09	GBP	14,300	6.00%	6 month LIBOR	(27,247)
Barclays Bank PLC(1)	06/15/09	GBP	14,700	5.00%	6 month LIBOR	307,642
Barclays Bank PLC(2)	12/15/36	GBP	3,000	4.00%	6 month LIBOR	(395,012)
Credit Suisse International(1)	06/15/09	GBP	2,900	5.00%	6 month LIBOR	(319,835)
Deutsche Bank AG(1)	03/18/14	GBP	2,800	5.00%	6 month LIBOR	342,401
Deutsche Bank AG(2)	12/15/36	GBP	9,400	4.00%	6 month LIBOR	(3,995,340)
HSBC Bank USA, N.A.(1)	09/17/13	GBP	9,000	5.00%	6 month LIBOR	925,860
HSBC Bank USA, N.A.(1)	09/15/13	GBP	3,700	5.10%	6 month LIBOR	427,344
HSBC Bank USA, N.A.(2)	12/15/36	GBP	5,300	4.00%	6 month LIBOR	(1,247,552)
Merrill Lynch & Co.(2)	12/15/35	GBP	1,700	4.00%	6 month LIBOR	(161,343)
Royal Bank of Scotland PLC(1)	03/18/14	GBP	7,000	5.25%	6 month LIBOR	980,129
Royal Bank of Scotland PLC(1)	03/20/09	GBP	13,200	6.00%	6 month LIBOR	(25,892)
Royal Bank of Scotland PLC(2)	12/15/36	GBP	8,200	4.00%	6 month LIBOR	(2,123,798)

						$(141,723,230)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swaps agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Unrealized Appreciation

Buy Protection(2):
Merrill Lynch & Co., Inc.	06/20/13	$2,300	5.00%	Dow Jones CDX HY-10 100 Index	$214,036
Morgan Stanley Capital Services, Inc.	06/20/13	2,900	5.00%	Dow Jones CDX HY-10 100 Index	263,284
Barclays Bank PLC	06/20/13	7,200	5.00%	Dow Jones CDX HY-10 100 Index	653,669
Royal Bank of Scotland PLC	06/20/13	59,900	5.00%	Dow Jones CDX HY-10 100 Index	5,089,468

					$6,220,457

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps on credit indices – Sell Protection(1)

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Unrealized Appreciation (Depreciation)

Morgan Stanley Capital Services, Inc.	12/13/49	$200	0.08%	CMBX.NA.AAA.3 Index	$(59,608)	$(33,185)	$(26,423)
Morgan Stanley Capital Services, Inc.	12/20/13	42,900	5.00%	Dow Jones CDX HY-11 100 Index	(8,586,342)	(9,884,988)	1,298,646
Citigroup, Inc.	06/20/12	15,302	0.36%	Dow Jones CDX HY-8 Index	(1,009,571)	—	(1,009,571)
Citigroup, Inc.	06/20/12	4,904	0.36%	Dow Jones CDX HY-8 Index	(322,849)	—	(322,849)
Citigroup, Inc.	06/20/12	4,120	0.40%	Dow Jones CDX HY-8 Index	(266,162)	—	(266,162)
Merrill Lynch & Co., Inc.	06/20/12	3,000	1.83%	Dow Jones CDX HY-8 Index	(539,270)	—	(539,270)
Citigroup, Inc.	06/20/12	1,100	1.85%	Dow Jones CDX HY-8 Index	(197,289)	—	(197,289)
Morgan Stanley Capital Services, Inc.	06/20/12	1,000	2.08%	Dow Jones CDX HY-8 Index	(172,111)	—	(172,111)
Merrill Lynch & Co., Inc.	06/20/12	600	2.13%	Dow Jones CDX HY-8 Index	(102,394)	—	(102,394)
Merrill Lynch & Co., Inc.	06/20/12	1,600	2.07%	Dow Jones CDX HY-8 Index	(275,873)	—	(275,873)
Morgan Stanley Capital Services, Inc.	06/20/12	2,100	2.14%	Dow Jones CDX HY-8 Index	(357,533)	—	(357,533)
Morgan Stanley Capital Services, Inc.	06/20/12	700	2.17%	Dow Jones CDX HY-8 Index	(118,528)	—	(118,528)
Citigroup, Inc.	06/20/12	1,200	2.14%	Dow Jones CDX HY-8 Index	(204,156)	—	(204,156)
Citigroup, Inc.	06/20/12	700	2.18%	Dow Jones CDX HY-8 Index	(118,333)	—	(118,333)
Deutsche Bank AG	06/20/13	5,250	0.53%	Dow Jones CDX IG 10 5Y Index	(7,849)	—	(7,849)
Deutsche Bank AG	12/20/12	25,668	0.71%	Dow Jones CDX IG 9 5Y Index	127,069	—	127,069
Barclays Bank PLC	12/20/12	38,600	0.76%	Dow Jones CDX IG 9 5Y Index	267,719	—	267,719

					$(11,943,080)	$(9,918,173)	$(2,024,907)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection (1)

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at December 31, 2008(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Deutsche Bank AG	03/20/13	$2,600	2.07%	American International Group, Inc., 6.25%, due 05/01/36	5.255%	$(292,243)	$—	$(292,243)

Citigroup, Inc.	03/20/13	10,000	2.07%	American International Group, Inc., 6.25%, due 05/01/36	5.255%	(1,124,010)	—	(1,124,010)

Barclays Bank PLC	03/20/13	400	1.67%	American International Group, Inc., 6.25%, due 05/01/36	5.255%	(50,701)	—	(50,701)

Deutsche Bank AG	03/20/13	4,200	0.85%	Berkshire Hathaway, 4.625%, due 10/15/13	3.300%	(373,952)	—	(373,952)

UBS AG	12/20/09	1,000	3.85%	Deutesch Bank AG	3.138%	8,291	—	8,291

Barclays Bank PLC	09/20/12	2,500	4.15%	Ford Motor Credit Corp., 7.00%, due 10/01/13	10.510%	(443,504)	—	(443,504)

Deutsche Bank AG	09/20/12	2,200	5.65%	Ford Motor Credit Corp., 7.00%, due 10/01/13	10.510%	(296,267)	—	(296,267)

Barclays Bank PLC	09/20/12	600	5.80%	Ford Motor Credit Corp., 7.00%, due 10/01/13	10.510%	(78,236)	—	(78,236)

UBS AG	09/20/12	3,100	6.20%	Ford Motor Credit Corp., 7.25%, due 10/25/11	10.510%	(368,892)	(1,171)	(367,721)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection (1) (continued)

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at December 31, 2008(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Citigroup, Inc.	12/20/13	2,700	4.80%	General Electric Capital Corp., 5.875%, due 09/15/17	3.708%	$131,153	$—	$131,153

BNP Paribas	12/20/10	1,400	0.94%	General Electric Capital Corp., 6.00%, due 06/15/12	4.461%	(89,787)	—	(89,787)

Morgan Stanley Capital Services, Inc.	01/20/09	$3,600	0.95%	General Electric Capital Corp., 6.00%, due 06/15/12	4.532%	(6,106)	—	(6,106)

Deutsche Bank AG	09/20/11	800	1.50%	General Electric Capital Corp., 6.00%, due 06/15/12	4.310%	(54,610)	—	(54,610)

Deutsche Bank AG	03/20/09	800	1.10%	General Electric Capital Corp., 6.00%, due 06/15/12	4.538%	(5,701)	—	(5,701)

Royal Bank of Scotland PLC	09/20/09	1,000	1.10%	General Electric Capital Corp., 6.00%, due 06/15/12	4.551%	(24,147)	—	(24,147)

Citigroup, Inc.	12/20/10	500	1.12%	General Electric Capital Corp., 6.00%, due 06/15/12	4.461%	(30,393)	—	(30,393)

Citigroup, Inc.	03/20/09	4,400	0.75%	General Electric Capital Corp., 6.00%, due 06/15/12	4.538%	(35,163)	—	(35,163)

Barclays Bank PLC	12/20/10	400	0.94%	General Electric Capital Corp., 6.00%, due 06/15/12	4.461%	(25,691)	—	(25,691)

Deutsche Bank AG	12/20/10	600	0.95%	General Electric Capital Corp., 6.00%, due 06/15/12	4.461%	(38,369)	—	(38,369)

Barclays Bank PLC	06/20/10	1,800	0.77%	General Electric Capital Corp., 6.00%, due 06/15/12	4.496%	(93,214)	—	(93,214)

Merrill Lynch & Co., Inc.	12/20/09	6,900	1.08%	General Electric Capital Corp., 6.00%, due 06/15/12	4.554%	(223,898)	—	(223,898)

Barclays Bank PLC	09/20/10	2,100	1.02%	General Electric Capital Corp., 6.00%, due 06/15/12	4.476%	(116,581)	—	(116,581)

Deutsche Bank AG	09/20/10	2,100	1.07%	General Electric Capital Corp., 6.00%, due 06/15/12	4.476%	(114,853)	—	(114,853)

Deutsche Bank AG	12/20/12	1,700	4.50%	General Motors, 7.125%, due 07/15/13	81.101%	(1,317,458)	—	(1,317,458)

BNP Paribas	12/20/12	300	4.80%	General Motors, 7.125%, due 07/15/13	81.101%	(231,548)	—	(231,548)

Citigroup, Inc.	12/20/12	1,700	4.60%	General Motors, 7.125%, due 07/15/13	81.101%	(1,315,673)	—	(1,315,673)

Merrill Lynch & Co., Inc.	09/20/09	5,800	1.85%	GMAC LLC, 6.875%, due 08/28/12	9.739%	(315,351)	—	(315,351)

Barclays Bank PLC	09/20/12	2,500	3.65%	GMAC LLC, 6.875%, due 08/28/12	8.183%	(338,796)	—	(338,796)

Citigroup, Inc.	09/20/12	2,500	3.72%	GMAC LLC, 6.875%, due 08/28/12	8.183%	(333,450)	—	(333,450)

Deutsche Bank AG	09/20/12	2,300	3.20%	GMAC LLC, 6.875%, due 08/28/12	8.183%	(343,310)	—	(343,310)

Deutsche Bank AG	09/20/12	1,600	4.00%	GMAC LLC, 6.875%, due 08/28/12	8.183%	(199,723)	—	(199,723)

Barclays Bank PLC	09/20/12	3,300	4.80%	GMAC LLC, 6.875%, due 08/28/12	8.183%	(331,280)	—	(331,280)

Morgan Stanley Capital Services, Inc.	02/20/13	1,100	2.18%	JSC GAZPROM	9.874%	(248,129)	—	(248,129)

UBS AG	02/20/13	2,300	2.18%	JSC GAZPROM	9.874%	(518,816)	—	(518,816)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection (1) (continued)

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at December 31, 2008(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Deutsche Bank AG	03/20/13	$10,000	2.07%	Metlife, Inc., 5.00%, due 06/15/15	5.242%	$(1,070,935)	$—	$(1,070,935)

Barclays Bank PLC(1)	07/20/11	2,000	0.83%	Petroleos Mexicanos, 9.50%, due 09/15/27	2.798%	(87,609)	—	(87,609)

Royal Bank of Scotland PLC(1)	06/20/09	4,000	0.45%	Republic of Indonesia, 6.75%, 03/10/14	5.674%	(98,172)	—	(98,172)

JPMorgan Chase Bank(1)	01/20/17	400	1.25%	Republic of Panama, 8.875%, due 09/30/27	3.242%	(48,742)	—	(48,742)

Credit Suisse International(1)	02/20/17	1,500	1.20%	Republic of Panama, 8.875%, due 09/30/27	3.244%	(191,328)	—	(191,328)

Barclays Bank PLC(1)	06/20/09	1,200	5.10%	SLM Corp., 5.125%, due 08/27/12	11.542%	(33,435)	—	(33,435)

HSBC Bank USA, N.A.(1)	04/20/09	1,900	0.70%	Ukraine Government, 7.65%, due 06/11/13	36.442%	(190,480)	—	(190,480)

JPMorgan Chase Bank(1)	03/20/16	100	0.92%	United Mexican States, 7.50%, due 04/08/33	3.059%	(12,456)	—	(12,456)

						$(10,973,565)	$(1,171)	$(10,972,394)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The fair value of credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$45,616,293	$101,526,539
Level 2 – Other Significant Observable Inputs – Long	5,661,021,723	(159,230,671)
Level 2 – Other Significant Observable Inputs – Short	(23,464,882)	—
Level 3 – Significant Unobservable Inputs	303,324	1,006,540

Total	$5,683,476,458	$(56,697,592)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments*

Balance as of 12/31/07	$493,174	$—
Accrued discounts/premiums	—	(13,604)
Realized gain (loss)	(1,089)	—
Change in unrealized appreciation (depreciation)	(241,853)	1,131,639
Net purchases (sales)	53,092	15,069
Transfers in and/or out of Level 3	—	(126,564)

Balance as of 12/31/08	$303,324	$1,006,540

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as December 31, 2008 were as follows:

U.S. Government Agency Mortgage-Backed Securities	92.0%
Financial Services	20.3
Collateralized Mortgage Obligations	17.2
Financial – Bank & Trust	10.9
Asset-Backed Securities	8.7
Repurchase Agreements	8.2
U.S. Treasury Obligations	7.6
Municipal Bonds	4.1
Telecommunications	1.3
U.S. Government Agency Obligations	1.3
Affiliated Money Market Mutual Fund	1.3
Media	1.3
Insurance	1.1
Oil & Gas	1.1
Retail & Merchandising	1.0
Options Purchased	1.0
Foreign Government Bonds	0.9
Electric	0.9
Biotechnology	0.9
Bank Loans	0.7
Automobile Manufacturers	0.6
Commercial Paper	0.3
Real Estate	0.3
Machinery & Equipment	0.2
Medical Supplies & Equipment	0.2
Tobacco	0.1
Automotive Parts	0.1

183.6
Options Written	(0.7)
Other liabilities in excess of other assets	(82.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $6,008,269,857)	$5,666,862,047
Affiliated investments (cost $40,079,293)	40,079,293
Foreign currency, at value (cost $31,949,074)	25,905,259
Deposit with broker	31,960,000
Receivable for investments sold	872,132,741
Unrealized appreciation on swap agreements	28,318,873
Dividends and interest receivable	24,129,304
Unrealized appreciation on foreign currency forward contracts	7,441,856
Receivable for fund share sold	3,438,894
Other receivables	1,691,100
Prepaid expenses	45,485

Total Assets	6,702,004,852

LIABILITIES:
Payable for investments purchased	3,253,299,106
Unrealized depreciation on swap agreements	176,818,947
Payable for fund share repurchased	39,962,960
Premium received for swap agreements	36,298,754
Payable to custodian	35,906,208
Written options, at value (premium received $6,297,693)	23,464,882
Unrealized depreciation on foreign currency forward contracts	17,165,913
Due to broker-variation margin	9,864,529
Advisory fees payable	759,204
Accrued expenses and other liabilities	290,821
Shareholder servicing fees payable	13,260

Total Liabilities	3,593,844,584

NET ASSETS	$3,108,160,268

Net assets were comprised of:
Paid-in capital	$3,074,597,689
Retained earnings	33,562,579

Net assets, December 31, 2008	$3,108,160,268

Net asset value and redemption price per share, $3,108,160,268 / 274,916,288 outstanding shares of beneficial interest	$11.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$207,640,832
Unaffiliated dividend income	1,451,144
Affiliated dividend income	1,074,617

210,166,593

EXPENSES
Advisory fees	27,610,831
Shareholder servicing fees and expenses	3,086,638
Custodian and accounting fees	995,000
Trustees’ fees	63,000
Audit fee	59,000
Insurance expenses	33,000
Legal fees and expenses	25,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	13,000
Loan interest expense (Note 7)	6,587
Miscellaneous	33,136

Total expenses	31,944,192

NET INVESTMENT INCOME	178,222,401

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	53,898,262
Futures transactions	137,592,771
Short sale transactions	(496,952)
Options written transactions	11,536,357
Swap agreement transactions	49,340,205
Foreign currency transactions	42,999,651

294,870,294

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	(382,586,506)
Futures	13,142,939
Foreign currencies	(36,052,637)
Options written	8,168,248
Swap agreements	(149,106,094)

(546,434,050)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(251,563,756)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(73,341,355)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$178,222,401	$190,725,753
Net realized gain on investment and foreign currency transactions	294,870,294	40,321,725
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(546,434,050)	130,385,053

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(73,341,355)	361,432,531

DISTRIBUTIONS	(218,442,030)	(105,990,840)

FUND SHARE TRANSACTIONS:
Fund share sold [170,229,384 and 197,607,053 shares, respectively]	2,021,341,742	2,317,076,825
Fund share issued in reinvestment of distributions [18,814,990 and 8,906,793 shares, respectively]	218,442,030	105,990,840
Fund share repurchased [308,757,541 and 104,656,144 shares, respectively]	(3,615,328,888)	(1,250,254,312)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,375,545,116)	1,172,813,353

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,667,328,501)	1,428,255,044
NET ASSETS:
Beginning of year	4,775,488,769	3,347,233,725

End of year	$3,108,160,268	$4,775,488,769

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

LONG-TERM INVESTMENTS — 101.4%
FOREIGN BONDS — 56.4%
Australia — 0.9%
Australia & New Zealand Banking Group Ltd.,
Sr. Sub. Notes, MTN
4.45%(c)	02/05/15	Aa2	EUR	150	$197,433
Sr. Unsec’d. Notes, MTN
4.375%	05/24/12	Aa1	EUR	185	246,665
International Finance Corp.,
Sr. Unsec’d. Notes, MTN
7.50%	02/28/13	Aaa	AUD	845	652,647
National Australia Bank Ltd.,
Sub. Notes, MTN
4.50%©	06/23/16	Aa2	EUR	150	191,337
Queensland Treasury Corp.,
Local Gov’t. Gtd. Notes
6.00%	09/14/17	Aaa	AUD	640	481,969
Rio Tinto Finance USA Ltd.,
Gtd. Notes
5.875%	07/15/13	Baa1		$205	163,285
Westpac Banking Corp.,
Unsub. Notes, MTN
4.875%	09/28/12	Aa1	EUR	350	476,288

					2,409,624

Austria — 0.2%
Republic of Austria, Bonds
6.25%	07/15/27	Aaa	EUR	250	442,070

Belgium — 0.6%
Belgium Government, Bonds
5.00%	03/28/35	Aa1	EUR	737	1,163,647
Delhaize Group,
Sr. Unsec’d. Notes
5.625%	06/27/14	Baa3	EUR	200	224,937
Elia System Operator SA NV,
Sr. Unsub. Notes
4.75%	05/13/14	A-(d)	EUR	80	110,919
Fortis Bank SA/NV,
Jr. Sub. Notes, MTN
5.757%	10/04/17	A2	EUR	50	64,650

					1,564,153

Bermuda — 0.1%
Digicel Group Ltd.,
Sr. Unsec’d. Notes
8.875%	01/15/15	Caa2		440	286,000

Brazil — 4.2%
Banco Nacional de
Desenvolvimento Economico
e Social, Sr. Unsec’d. Notes
6.369%	06/16/18	Baa3		390	370,500
Brazilian Government Bond,
Sr. Unsec’d. Notes
6.00%	01/17/17	Ba1		1,300	1,342,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
Brazil (cont’d.)
Nota do Tesouro Nacional, Series F,
Notes
10.00%	01/01/14	NR	BRL	6,672	$2,540,647
10.00%	01/01/17	NR	BRL	18,590	6,755,727
Usiminas Commercial Ltd.,
Gtd. Notes
7.25%	01/18/18	Baa3		$385	338,800

					11,347,924

Canada — 2.7%
Barrick Gold Financeco LLC,
Gtd. Notes
6.125%	09/15/13	Baa1		185	175,420
Canada Housing Trust,
Sec’d. Notes
4.80%	06/15/12	Aaa	CAD	705	623,016
Canadian Government,
Bonds
3.50%	06/01/13	Aaa	CAD	1,045	911,127
5.75%	06/01/33	Aaa	CAD	895	986,320
Canadian National Railways
Co., Sr. Unsec’d. Notes
6.25%	08/01/34	A3		115	123,665
Canadian Natural Resources
Ltd., Sr. Unsec’d. Notes
6.25%	03/15/38	Baa2		225	176,849
EnCana Corp.,
Sr. Unsec’d. Notes
5.90%	12/01/17	Baa2		535	446,353
6.50%	08/15/34	Baa2		230	184,538
Inter-American Development
Bank, Sr. Unsec’d. Notes
4.40%	01/26/26	Aaa	CAD	791	592,894
Petro-Canada, Sr. Unsec’d. Notes
6.80%	05/15/38	Baa2		75	56,598
Placer Dome, Inc., Sr. Unsec’d. Notes
6.45%	10/15/35	Baa1		245	196,826
Province of Ontario, Canada, Debs.
5.00%	03/08/14	Aa1	CAD	1,832	1,614,668
Rogers Communications, Inc.,
Gtd. Notes
6.80%	08/15/18	Baa3		165	166,721
Sr. Sec’d. Notes
5.50%	03/15/14	Baa3		300	276,766
Royal Bank of Canada,
Sr. Unsec’d. Notes, MTN
5.75%	07/25/11	Aaa	EUR	50	70,659
Thomson Reuters Corp., Gtd. Notes
6.50%	07/15/18	Baa1		150	136,401
Toronto-Dominion Bank,
Sr. Unsec’d. Notes, MTN
4.875%	01/23/13	Aaa	EUR	250	338,741

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
Canada (cont’d.)
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A(g)
5.50%	11/16/11	Baa2		$95	$74,228
Gtd. Notes, MTN
5.25%	06/13/17	Baa2	EUR	200	124,761

					7,276,551

Cayman Islands — 0.8%
Allstate Life Funding LLC,
Sr. Sec’d. Notes, MTN
6.375%	01/17/11	Aa3	GBP	120	173,911
BES Finance Ltd.,
Bank Gtd. Notes, MTN
6.25%	05/17/11	A1	EUR	140	200,666
Hutchinson Whampoa Finance Ltd.,
Gtd. Notes
5.875%	07/08/13	A3	EUR	132	159,229
Mizuho Capital Investment Ltd.,
Sub. Notes
5.02%(c)	06/29/49	A2	EUR	100	88,033
Sub. Notes, 144A(g)
6.686%(c)	03/29/49	A2		96	54,520
Monumental Global Funding Ltd.,
Sr. Sec’d. Notes, MTN
5.375%	03/13/09	Aa3	EUR	150	209,077
Pacific Life Funding LLC,
Sec’d. Notes, MTN
5.125%	01/20/15	Aa3	GBP	250	317,456
Sr. Sec’d. Notes, MTN
5.50%	05/14/09	Aa3	EUR	150	208,778
Petrobras International
Finance Co., Gtd. Notes
5.875%	03/01/18	Baa1		650	584,350
Principal Financial Global Funding LLC,
Sr. Sec’d. Notes, MTN
4.50%	01/22/09	AA(d)	EUR	150	208,094

					2,204,114

Denmark — 0.7%
Danske Bank A/S, Sub. Notes, MTN
6.00%(c)	03/20/16	Aa2	EUR	300	357,061
Kingdom of Denmark, Bonds
5.00%	11/15/13	Aaa	DKK	7,590	1,538,485

					1,895,546

Finland — 0.1%
Nordea Bank Finland,
Sub. Notes, MTN
5.75%(c)	03/26/14	Aa2	EUR	200	259,741

France — 3.3%
BNP Paribas, Sub. Notes, MTN
5.431%	09/07/17	Aa2	EUR	140	199,905
Casino Guichard-Perrachon SA,
Sr. Unsec’d. Notes, MTN
4.875%	04/10/14	BBB-(d)	EUR	100	114,117

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
France (cont’d.)
Credit Agricole SA,
Sr. Sub. Notes
5.00%(c)	06/29/49	Aa2	GBP	350	$334,637
Sr. Sub. Notes, MTN
5.971%	02/01/18	Aa2	EUR	150	209,976
France Government, Bonds
5.75%	10/25/32	Aaa	EUR	1,630	2,887,279
France Telecom SA,
Sr. Unsec’d. Notes
7.75%	03/01/11	A3		$ 122	128,381
Sr. Unsec’d. Notes, MTN
7.25%	01/28/13	A3	EUR	128	189,871
French Government, Bonds
4.00%	10/25/14	Aaa	EUR	2,435	3,580,709
Lafarge SA, Sr. Unsec’d. Notes
6.15%	07/15/11	Baa2		110	95,775
Societe Generale,
Sr. Unsec’d. Notes, MTN
5.25%	03/28/13	Aa2	EUR	300	424,959
Veolia Environment,
Sr. Unsub. Notes, MTN
4.875%	05/28/13	A3	EUR	200	270,878
Unsec’d. Notes
6.00%	06/01/18	A3		240	212,737
Vivendi, Notes, 144A(g)
5.75%	04/04/13	Baa2		405	355,484

					9,004,708

Germany — 4.1%
Bundesobligation, Bonds
3.50%	10/14/11	Aaa	EUR	67	97,157
Bundesrepublik Deutschland,
Bonds
3.75%	01/04/17	Aaa	EUR	250	368,349
4.25%	07/04/17	Aaa	EUR	400	610,714
4.50%	01/04/13	Aaa	EUR	92	138,202
Deutsche Bank AG,
Sr. Sub. Notes
5.125%	01/31/13	Aa2	EUR	105	141,756
Deutsche Genossenschafts-
Hypothekenbank AG, Jumbo
Pfandbrief, MTN
4.00%	10/31/16	AAA(d)	EUR	2,400	3,383,523
Hypothekenbank In Essen AG,
Jumbo Pfandbrief
3.875%	11/21/13	Aaa	EUR	2,406	3,390,597
Kreditanstalt Fuer Wiederaufbau,
Foreign Gov’t. Gtd. Bonds
4.70%	06/02/37	Aaa	CAD	738	570,433
5.50%	12/07/15	Aaa	GBP	1,300	2,084,860
Muenchener Rueckversicherungs
AG, Sub. Notes
5.767%(c)	06/29/49	A3	EUR	250	224,632

					11,010,223

Greece — 1.9%
Hellenic Republic, Bonds
6.00%	05/19/10	A-(d)	EUR	3,575	5,116,504

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
Hungary — 0.7%
Hungary Government,
Bonds
5.50%	02/12/14	A3	HUF	256,410	$1,149,638
6.75%	02/24/17	A3	HUF	175,700	822,341

					1,971,979

Ireland — 0.5%
Bank of Ireland, Gov’t. Liquid Gtd., MTN
6.45%	02/10/10	Aaa	EUR	90	123,955
GE Capital European Funding,
Gtd. Notes, MTN
3.50%	02/14/13	Aaa	EUR	200	251,895
GE Capital UK Funding,
Gtd. Notes, MTN
5.625%	12/12/14	Aaa	GBP	200	274,611
Irish Life & Permanent PLC,
Gov’t. Liquid Gtd., MTN
6.25%	02/15/11	A1	EUR	200	282,010
VIP Finance Ireland Ltd. For OJSC
Vimpel Communications,
Sec’d. Notes
8.375%	04/30/13	Ba2		$460	302,199

					1,234,670

Italy — 2.7%
Banca Monte dei Paschi di
Siena SpA, Sub. Notes, MTN
4.875%	05/31/16	A1	EUR	250	282,363
Edison SpA, Sr. Notes, MTN
5.125%	12/10/10	Baa2	EUR	75	105,465
Intesa Sanpaolo SpA,
Sub. Notes, MTN
4.375%(c)	06/26/18	Aa3	EUR	300	378,041
Italy Buoni Poliennali del Tesoro,
Bonds
4.00%	02/01/37	Aa2	EUR	2,080	2,455,175
6.00%	05/01/31	Aa2	EUR	1,025	1,560,667
7.25%	11/01/26	Aa2	EUR	915	1,598,070
Republic of Italy, Sr. Unsec’d. Notes
5.25%	09/20/16	NR		500	541,065
UniCredito Italiano SpA,
Jr. Sub. Notes, MTN
6.10%	02/28/12	A1	EUR	93	127,451
Sub. Notes, MTN
5.75%	09/26/17	A1	EUR	250	315,060

					7,363,357

Japan — 13.0%
Japanese Government,
Bonds
1.10%	09/10/16	Aa3	JPY	535,000	5,153,469
1.10%	12/10/16	Aa3	JPY	660,200	6,328,889
1.30%	03/20/15	Aa3	JPY	75,400	858,637
1.40%	03/20/18	Aa3	JPY	124,850	1,420,176
1.90%	03/20/25	Aa3	JPY	614,700	7,033,158
2.00%	12/20/33	Aa3	JPY	181,700	2,077,690
2.30%	06/20/28	Aa3	JPY	39,500	477,053

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
Japan (cont’d.)
Series 64, Bonds
1.50%	06/20/12	NR	JPY	992,550	$11,309,377
Shinsei Bank Ltd., Sr. Sub. Notes
3.75%(c)	02/23/16	Baa1	EUR	225	113,782
Sumitomo Mitsui Banking, Sub. Notes
4.375%(c)	07/29/49	Aa3	EUR	280	219,633

					34,991,864

Luxembourg — 1.4%
European Investment Bank,
Sr. Unsec’d. Notes, MTN
4.75%	10/15/17	Aaa	EUR	1,900	2,821,445
Evraz Group SA, Sr. Unsec’d. Notes
8.875%	04/24/13	B1		$435	226,200
Fiat Finance & Trade Ltd., Gtd. Notes
6.625%	02/15/13	Baa3	EUR	50	50,389
Gaz Capital,
Sr. Sec’d. Notes, MTN
4.56%	12/09/12	A3	EUR	310	323,186
5.364%	10/31/14	A3	EUR	130	109,268
Orascom Telecom Finance SCA, Gtd. Notes
7.875%	02/08/14	B2		430	215,000

					3,745,488

Malaysia — 0.4%
Malaysian Government,
Bonds
3.70%	05/15/13	A3	MYR	2,000	593,574
3.718%	06/15/12	A3	MYR	1,195	353,074

					946,648

Mexico — 2.8%
Mexican Bonos,
Bonds
8.00%	12/17/15	Baa1	MXN	89,770	6,509,516
9.00%	12/20/12	Baa1	MXN	12,320	930,728

					7,440,244

Netherlands — 3.5%
Bank Nederlandse Gemeenten,
Sr. Unsec’d. Notes, MTN
4.625%	09/13/12	Aaa	EUR	4,150	6,026,032
Cemex Finance Europe BV,
Gtd. Notes
4.75%	03/05/14	BBB-(d)	EUR	150	92,118
CenterCredit International BV,
Bank Gtd. Notes
8.625%	01/30/14	Ba1		485	174,600
Credit Suisse Group Financial
Guernsey Ltd., Bank Gtd. Notes
6.375%	06/07/13	Aa3	EUR	185	253,861
Deutsche Telekom International
Finance BV,
Gtd. Notes
8.125%	05/29/12	Baa1	EUR	50	75,365
Gtd. Notes, MTN
4.50%	10/25/13	Baa1	EUR	175	241,250

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
Netherlands (cont’d.)
GTB Finance BV, Bank Gtd. Notes
8.50%	01/29/12	BB-(d)		$550	$330,000
HSBK Europe BV, Gtd. Notes(g)
7.75%	05/13/13	Baa3		475	332,472
ING Bank NV, Sub. Notes, MTN
5.50%	01/04/12	Aa3	EUR	140	190,557
Koninklijke KPN NV,
Sr. Unsec’d. Notes, MTN
4.50%	03/18/13	Baa2	EUR	100	131,642
4.75%	01/17/17	Baa2	EUR	200	247,520
5.75%	03/18/16	Baa2	GBP	300	406,283
Linde Finance BV, Gtd. Notes
6.50%	01/29/16	Baa1	GBP	170	233,977
Telecom Italia Capital SA, Gtd. Notes
5.25%	11/15/13	Baa2		150	114,375
Telecom Italia Finance SA, Gtd. Notes, MTN
6.875%	01/24/13	Baa2	EUR	180	236,214
7.50%	04/20/11	Baa2	EUR	155	213,258

					9,299,524

Norway — 0.1%
DnB Nor Bank ASA,
Sr. Unsec’d. Notes, MTN
4.75%	03/28/11	Aa1	EUR	150	209,323

Poland — 0.4%
Polish Government, Bonds
5.25%	10/25/17	A2	PLZ	885	294,987
6.25%	10/24/15	A2	PLZ	2,410	847,937

					1,142,924

South Africa — 0.3%
Republic of South Africa, Bonds
13.50%	09/15/15	A2	ZAR	5,840	837,751

Spain — 1.7%
Obrascon Huarte Lain SA, Unsub. Notes
5.00%	05/18/12	Baa3	EUR	200	170,559
Santander Issuances SA Unipersonal, Bank Gtd. Notes, MTN
4.75%(c)	05/29/19	Aa2	EUR	350	417,842
Spanish Government, Bonds
5.75%	07/30/32	Aaa	EUR	670	1,128,001
6.00%	01/31/29	Aaa	EUR	1,440	2,465,174
Telefonica Emisiones SAU, Gtd. Notes
6.221%	07/03/17	Baa1		245	241,373
Gtd. Notes, MTN
4.674%	02/07/14	Baa1	EUR	150	200,995

					4,623,944

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
Sweden — 0.6%
Svensk Export Kredit AB,
Sr. Unsec’d. Notes
5.125%	03/01/17	Aa1		$400	$438,307
Svenska Handelsbanken AB,
Sub. Notes, MTN
6.125%(c)	03/29/49	Aa2	GBP	250	311,705
Swedish Government, Bonds
3.75%	08/12/17	Aaa	SEK	3,930	549,321
Telefonaktiebolaget LM Ericsson, Notes, MTN
5.375%	06/27/17	Baa1	EUR	148	163,948
Vattenfall Treasury AB, Gtd. Notes, MTN
6.00%	04/03/09	A2	EUR	100	140,053

					1,603,334

Switzerland — 0.3%
Credit Suisse London,
Sr. Unsec’d. Notes, MTN
5.125%	09/18/17	Aa1	EUR	255	340,176
UBS AG, Sr. Sub. Notes, MTN
4.50%(c)	09/16/19	Aa3	EUR	450	479,164
UBS Capital Jersey Ltd., Bank Gtd. Notes, MTN
7.152%(c)	12/29/49	A1	EUR	50	44,217

					863,557

Turkey — 0.4%
Turkish Government, Bonds
14.00%	09/26/12	NR	TRY	905	540,596
16.00%	03/07/12	NR	TRY	830	526,984

					1,067,580

United Arab Emirates — 0.1%
Abu Dhabi National Energy Co.,
Sr. Notes, 144A(g)
5.62%	10/25/12	Aa2		355	322,131

United Kingdom — 7.9%
BAT International Finance PLC, Gtd. Notes, MTN
5.375%	06/29/17	Baa1	EUR	70	84,588
British Sky Broadcasting Group PLC, Gtd. Notes, 144A(g)
6.10%	02/15/18	Baa2		460	377,706
British Telecommunications PLC,
Sr. Unsec’d. Notes
5.15%	01/15/13	Baa1		270	257,202
8.00%	12/07/16	Baa1	GBP	250	366,178
Sr. Unsec’d. Notes, MTN
5.25%	06/23/14	Baa1	EUR	160	203,031
BSKYB Finance UK PLC, Gtd. Notes
5.75%	10/20/17	Baa2	GBP	200	242,207

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
United Kingdom (cont’d.)
Credit Suisse Guernsey Ltd.,
Jr. Sub. Notes
5.86%(c)	05/29/49	Aa3		$210	$98,014
European Investment Bank,
Sr. Unsec’d. Notes
8.75%	08/25/17	Aaa	GBP	1,000	1,965,086
HBOS PLC,
Jr. Sub. Notes
6.05%(c)	11/29/49	Aa3	EUR	200	163,066
Jr. Sub. Notes, 144A(g)
5.92%(c)	09/29/49	A1		200	75,722
Sr. Sub. Notes, 144A(g)
6.00%	11/01/33	Aa3		180	122,958
HSBC Bank PLC,
Sr. Sub. Notes, MTN
4.25%(c)	03/18/16	Aa2	EUR	125	164,211
HSBC Capital Funding LP / Jersey Channel Islands, Bank Gtd. Notes
8.03%(c)	12/29/49	A1	EUR	80	93,411
HSBC Holdings PLC,
Sub. Notes
9.875%	04/08/18	Aa3	GBP	200	322,105
Imperial Tobacco Finance PLC, Gtd. Notes, MTN
4.375%	11/22/13	Baa3	EUR	200	227,466
6.875%	06/13/12	Baa3	GBP	200	291,666
ITV PLC, Gtd. Notes, MTN
6.00%	10/03/11	Ba1	EUR	160	180,760
National Grid PLC,
Sr. Unsec’d. Notes, MTN
5.00%	07/02/18	Baa1	EUR	50	62,531
OTE PLC, Gtd. Notes, MTN
4.625%	05/20/16	Baa2	EUR	300	358,382
Royal Bank of Scotland PLC (The),
Jr. Sub. Notes, MTN
6.00%(c)	06/29/49	Aa2	GBP	200	220,436
Sub. Notes, MTN
6.00%	05/10/13	Aa2	EUR	150	206,728
SABMiller PLC, Gtd. Notes, 144A(g)
6.20%	07/01/11	Baa1		300	297,148
Scottish Power UK PLC,
Sr. Unsec’d. Notes
8.375%	02/20/17	A3	GBP	200	334,430
Standard Chartered Bank,
Sub. Notes, MTN
3.625%(c)	02/03/17	A3	EUR	240	289,496
5.875%	09/26/17	A3	EUR	200	230,165
Travelers Insurance Co.
Institutional Funding Ltd.,
Sr. Sec’d. Notes
5.75%	12/06/11	Aa2	GBP	80	107,297

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
United Kingdom (cont’d.)
United Kingdom Gilt, Bonds
4.25%	06/07/32	Aaa	GBP	3,408	$5,154,653
4.50%	03/07/13	AAA(d)	GBP	5,564	8,653,195
Vodafone Group PLC,
Sr. Unsec’d. Notes
5.625%	02/27/17	Baa1		$195	183,739

					21,333,577

TOTAL FOREIGN BONDS (cost $159,080,430)					151,815,053

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 17.8%
Federal Home Loan Mortgage Corp.
4.452%(c)	07/01/35			64	64,887
4.50%	11/01/18-05/01/19			559	575,482
5.00%	10/01/18-10/01/35			450	462,131
5.052%(c)	03/01/36			314	318,487
5.068%(c)	11/01/35			240	244,024
5.136%(c)	01/01/36			732	740,221
5.273%(c)	09/01/32			8	8,239
5.646%(c)	02/01/37			310	316,238
5.372%(c)	01/01/36			114	116,660
5.908%(c)	02/01/37			575	588,927
5.951%(c)	01/01/37			170	174,733
5.977%(c)	12/01/36			347	355,098
5.990%(c)	11/01/36			330	337,920
6.00%	10/01/21-08/01/38			1,017	1,051,242
6.025%(c)	10/01/36			424	434,426
6.122%(c)	10/01/36			467	478,894
6.205%(c)	08/01/36			514	529,571
6.50%	03/01/32-10/01/34			1,676	1,743,248
7.00%	11/01/30			20	21,156
Federal National Mortgage Assoc.
4.50%	12/01/19-06/01/37			1,881	1,917,893
4.81%(c)	11/01/35			198	198,666
4.822%(c)	05/01/38			833	840,336
5.00%	03/01/18-03/01/36			5,962	6,112,201
5.318%(c)	12/01/35			207	211,228
5.327%(c)	12/01/35			252	256,382
5.413%(c)	09/01/37			208	212,096
5.50%	01/01/17-12/01/38			8,969	9,208,804
5.529%(c)	12/01/35			368	376,998
5.531%(c)	01/01/37			35	35,551
5.537%(c)	07/01/36			625	636,431
5.643%(c)	12/01/35			102	104,520
5.796%(c)	11/01/37			800	819,836
5.802%(c)	08/01/37			240	246,235
5.979%(c)	09/01/36			207	211,856
5.986%(c)	08/01/36			377	386,896
6.00%	08/01/22-10/01/38			8,205	8,465,272
6.028%(c)	12/01/36			247	254,145
6.50%	12/01/10-11/01/37			5,889	6,125,277
7.00%	12/01/29-01/01/31			55	56,798

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
Government National Mortgage Assoc.
4.50%	12/20/35			$339	$342,812
5.00%	07/15/33-02/20/34			1,063	1,093,210
5.50%	11/15/34-01/15/35			498	513,806
6.00%	12/20/37			48	49,346
6.50%	06/15/16-12/20/33			374	393,698
7.00%	03/15/13-12/15/13			54	57,003
7.50%	09/15/30-06/15/32			82	85,146

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (cost $46,674,692)					47,774,026

CORPORATE OBLIGATIONS — 13.9%
Advertising — 0.2%
Lamar Media Corp., Gtd. Notes(a)
6.625%	08/15/15	Ba3		450	325,125
R.H. Donnelley Corp.,
Sr. Unsec’d. Notes
8.875%	01/15/16	Caa1		525	78,750

					403,875

Aerospace — 0.2%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
5.30%	03/01/18	A2		280	285,678
United Technologies Corp.,
Sr. Unsec’d. Notes
5.375%	12/15/17	A2		140	141,525
5.40%	05/01/35	A2		135	127,225

					554,428

Automobile Manufacturers — 0.2%
DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN
3.643% (c)	08/03/09	A3		365	345,725
Fiat Finance North America, Inc., Gtd. Notes, MTN
5.625%	06/12/17	Baa3	EUR	200	161,246

					506,971

Biotechnology — 0.1%
Genentech, Inc.,
Sr. Unsec’d. Notes
4.75%	07/15/15	A1		120	120,728

Broadcasting — 0.1%
COX Communications, Inc., Notes, 144A(g)
6.25%	06/01/18	Baa3		240	213,022

Building Materials — 0.1%
CRH America, Inc., Gtd. Notes
6.00%	09/30/16	Baa1		190	118,331

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Building Materials (cont’d.)
Owens Corning, Inc., Gtd. Notes
6.50%	12/01/16	Ba1		$75	$54,315

					172,646

Business Services — 0.2%
First Data Corp., Gtd. Notes
9.875%	09/24/15	B3		500	302,500
Manpower, Inc.,
Sr. Unsec’d. Notes, MTN
4.75%	06/14/13	Baa2	EUR	150	191,529

					494,029

Chemicals — 0.1%
Du Pont (E.I.) de Nemours & Co.,
Sr. Unsec’d. Notes
5.60%	12/15/36	A2		285	268,529

Computer Services & Software — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.25%	02/22/11	A1		295	306,249

Construction — 0.1%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
8.25%	12/15/38	A2		25	30,814
Pulte Homes, Inc., Gtd. Notes
5.20%	02/15/15	Ba3		305	207,400

					238,214

Consumer Products & Services — 0.3%
ARAMARK Corp., Gtd. Notes
6.693% (c)	02/01/15	B3		400	302,000
Fortune Brands, Inc.,
Sr. Unsec’d. Notes
5.125%	01/15/11	Baa2		205	196,904
Procter & Gamble Co.,
Sr. Unsec’d. Notes
4.95%	08/15/14	Aa3		400	421,704

					920,608

Containers & Packaging
Stone Container Finance, Gtd. Notes
7.375%	07/15/14	Caa1		225	41,625

Distribution/Wholesale — 0.1%
3M Co.,
Sr. Unsec’d. Notes, MTN
5.70%	03/15/37	Aa1		220	240,304

Diversified Operations — 0.1%
Cooper US, Inc., Gtd. Notes
6.10%	07/01/17	A3		210	209,038

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Electric – Integrated — 0.1%
Virginia Electric & Power Co., Sr. Unsec’d. Notes
4.50%	12/15/10	Baa1		$200	$197,389

Electronic Components & Equipment — 0.1%
Avnet, Inc., Sr. Unsec’d. Notes
5.875%	03/15/14	Baa3		265	222,647

Environmental Services — 0.1%
Waste Management, Inc., Gtd. Notes
6.10%	03/15/18	Baa3		405	350,302

Farming & Agriculture — 0.1%
Bunge NA Finance LP, Gtd. Notes
5.90%	04/01/17	Baa2		315	229,285

Financial – Bank & Trust — 1.4%
Bank of America Corp., Sub. Notes, MTN
4.00% (c)	03/28/18	A1	EUR	500	551,002
BB&T Capital Trust II, Bank Gtd. Notes
6.75%	06/07/36	A1		150	119,788
Capital One Capital IV, Gtd. Notes
6.745% (c)	02/17/37	Baa1		350	159,756
FIA Card Services NA, Sub. Notes(g)
7.125%	11/15/12	Aa2		80	81,798
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.25%	05/01/13	A1		270	250,426
Sub. Notes
8.25%	03/01/38	A2		190	156,975
Hartford Financial Service Group, Inc. (The), Sr. Unsec’d. Notes
5.375%	03/15/17	A3		120	87,417
International Lease Finance Corp.,
Sr. Unsec’d. Notes, MTN
5.45%	03/24/11	Baa1		575	422,175
6.625%	11/15/13	Baa1		240	161,709
Kinder Morgan Finance Co. ULC, Gtd. Notes(a)
5.70%	01/05/16	Ba1		300	223,500
MPS Capital Trust I, Bank Gtd. Notes
7.99% (c)	12/29/49	A2	EUR	105	99,249
Nationwide Building Society, Sr. Sub. Notes, MTN (United Kingdom)
3.375% (c)	08/17/15	Aa3	EUR	115	136,812
Northern Trust Co. (The), Sub. Notes
4.60%	02/01/13	A1		155	153,601

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial – Bank & Trust (cont’d.)
Northern Trust Corp.,
Sr. Unsec’d. Notes
5.30%	08/29/11	A1		$171	$174,307
5.50%	08/15/13	A1		65	66,740
PNC Funding Corp., Bank Gtd. Notes
5.625%	02/01/17	A2		195	189,397
Sovereign Capital Trust VI, Bank Gtd. Notes
7.908%	06/13/36	Baa3		200	132,486
Wachovia Corp., Sr. Unsec’d. Notes(a)
5.75%	02/01/18	Aa3		110	110,219
Wells Fargo & Co., Sr. Unsec’d. Notes
4.875%	01/12/11	Aa3		270	270,010
Wells Fargo Bank NA, Sub. Notes
4.75%	02/09/15	Aa2		300	303,657

					3,851,024

Financial – Brokerage — 0.1%
Jefferies Group, Inc., Notes
5.875%	06/08/14	Baa1		126	97,101
Sr. Unsec’d. Notes
6.25%	01/15/36	Baa1		250	148,425

					245,526

Financial Services — 3.3%
American Express Credit Corp.,
Sr. Unsec’d. Notes
7.30%	08/20/13	A1		95	97,241
Sr. Unsec’d. Notes, MTN
3.625%	10/13/09	A1	EUR	210	270,719
5.875%	05/02/13	A1		215	206,394
American General Finance Corp., Sr. Unsec’d. Notes
4.125%	11/29/13	Baa1	EUR	250	119,908
Bank of New York Mellon (The), Sr. Unsec’d. Notes, MTN
4.50%	04/01/13	Aa2		280	278,411
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN
5.85%	09/01/17	A2		175	171,307
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.50%	08/27/12	A2		230	223,265
5.50%	04/11/13	A2		340	331,053
Sr. Unsec’d. Notes, MTN
6.40%	03/27/13	A2	EUR	80	107,341
Sub. Notes
4.75%(c)	02/10/19	A3	EUR	270	269,995
Countrywide Home Loans, Inc., Gtd. Notes, MTN
4.125%	09/15/09	Aa3		400	395,312

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (cont’d.)
Credit Suisse USA, Inc., Gtd. Notes
5.50%	08/16/11	Aa1		$85	$84,504
Erac USA Finance Co., Bonds, 144A(g)
5.60%	05/01/15	Baa2		405	298,785
General Electric Capital Corp., Sub. Notes
4.625% (c)	09/15/66	Aa1	EUR	250	190,431
Goldman Sachs Group, Inc. (The),
Gtd. Notes
6.345%	02/15/34	A2		205	148,759
Sr. Unsec’d. Notes
3.75%	02/04/13	A1	EUR	100	115,592
4.50%	01/30/17	A1	EUR	400	422,449
6.15%	04/01/18	A1		660	634,234
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN
5.30%	05/01/12	Baa1		210	147,504
IntesaBci Capital Trust, Bank Gtd. Notes
6.988% (c)	07/29/49	A(d)	EUR	100	84,793
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN
5.50%	04/13/17	A2		155	147,883
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.75%	05/01/13	Aa3		410	404,575
6.40%	05/15/38(a)	Aa3		270	319,399
Sr. Unsec’d. Notes, MTN
4.375%	01/30/14	A1	EUR	100	131,133
Sub. Notes, MTN
4.375%(c)	11/12/19	A1	EUR	400	442,356
JPMorgan Chase Capital XXII, Gtd. Notes
6.45%	02/02/37	A1		195	159,801
Mellon Funding Corp., Gtd. Notes
6.375%	11/08/11	Aa2	GBP	250	375,452
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes
5.45%	02/05/13	Aa3		260	249,924
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
4.00%	11/17/15	A2	EUR	500	484,118
5.125%	11/30/15	A2	GBP	150	164,927
6.00%	04/28/15	A2		400	345,092
MUFG Capital Finance 1 Ltd., Bank Gtd. Notes
6.346% (c)	07/29/49	A2		120	83,607
New York Life Global Funding, Notes, MTN
4.375%	01/19/17	Aaa	EUR	150	176,918

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (cont’d.)
SLM Corp.,
Sr. Unsec’d. Notes
6.06%(c)	04/01/09	Baa2	$155	$144,060
Sr. Unsec’d. Notes, MTN
3.675%(c)	07/27/09	Baa2	60	56,556
5.125%	08/27/12	Baa2	65	48,643
8.45%	06/15/18	Baa2	220	173,937
U.S. Bancorp, Sr. Unsec’d. Notes
4.50%	07/29/10	Aa2	380	378,729

				8,885,107

Food — 0.3%
General Mills, Inc., Sr. Unsec’d. Notes
5.25%	08/15/13	Baa1	100	100,603
Kellogg Co., Sr. Unsec’d. Notes
4.25%	03/06/13	A3	405	392,199
Kroger Co. (The), Gtd. Notes
7.50%	01/15/14	Baa2	80	84,096
SYSCO Corp., Sr. Unsec’d. Notes
5.25%	02/12/18	A1	140	141,901

				718,799

Healthcare Services — 0.1%
Highmark, Inc., Notes, 144A(g)
6.80%	08/15/13	Baa2	185	176,257
WellPoint, Inc., Sr. Unsec’d. Notes
5.00%	01/15/11	Baa1	200	189,029

				365,286

Home Builders — 0.2%
Lennar Corp., Gtd. Notes
5.60%	05/31/15	Ba3	330	201,300
MDC Holdings, Inc., Gtd. Notes
5.50%	05/15/13	Baa3	350	273,941
NVR, Inc., Sr. Unsec’d. Notes(a)
5.00%	06/15/10	Baa3	130	122,821

				598,062

Insurance — 0.5%
Ace INA Holdings, Inc., Gtd. Notes
5.70%	02/15/17	A3	235	210,711
Fund American Cos., Inc., Gtd. Notes
5.875%	05/15/13	Baa2	47	34,206

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Insurance (cont’d.)
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, MTN
4.625%	05/16/17	Aa2	EUR	250	$235,772
Nationwide Mutual Insurance Co., Sub. Notes, 144A(g)
6.60%	04/15/34	A3		$115	57,507
NLV Financial Corp., Sr. Notes, 144A(g)
7.50%	08/15/33	Baa2		145	169,313
Principal Financial Group, Inc., Gtd. Notes
6.05%	10/15/36	A2		175	117,962
Security Benefit Life Insurance Co., Notes, 144A(g)
7.45%	10/01/33	BBB-(d)		95	92,618
Sun Life Financial Global Funding LP, Gtd. Notes, 144A(g)
1.709% (c)	10/06/13	Aa3		285	261,456
Willis North America, Inc., Gtd. Notes
6.20%	03/28/17	Baa3		150	103,918

					1,283,463

Media — 0.5%
Comcast Corp., Gtd. Notes
5.70%	05/15/18	Baa2		155	145,360
News America, Inc.,
Gtd. Notes
6.15%	03/01/37	Baa1		395	368,546
6.40%	12/15/35	Baa1		300	277,277
Sinclair Broadcast Group, Inc., Gtd. Notes
8.00%	03/15/12	Ba3		198	148,995
Time Warner Cable, Inc., Gtd. Notes
5.40%	07/02/12	Baa2		365	340,818
Time Warner, Inc., Gtd. Notes
5.50%	11/15/11	Baa2		190	178,527

					1,459,523

Medical Supplies & Equipment — 0.2%
Eli Lilly & Co., Sr. Unsec’d. Notes
5.55%	03/15/37	A1		200	206,601
Medtronic, Inc., Sr. Unsec’d. Notes
4.75%	09/15/15	A1		420	400,274

					606,875

Metals & Mining — 0.2%
ArcelorMittal, Sr. Unsec’d. Notes (Luxembourg)
5.375%	06/01/13	Baa2		240	180,995

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Metals & Mining (cont’d.)
BHP Billiton Finance Ltd., Gtd. Notes
5.40%	03/29/17	A1		$70	$62,181
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes
8.375%	04/01/17	Ba2		400	328,000

					571,176

Office Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
5.50%	05/15/12	Baa2		85	71,234
6.35%	05/15/18	Baa2		275	215,076

					286,310

Oil & Gas — 1.2%
Boardwalk Pipelines LLC, Sr. Unsec’d. Notes
5.50%	02/01/17	Baa2		60	48,516
Devon Financing Corp. ULC, Gtd. Notes
7.875%	09/30/31	Baa1		130	143,144
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	07/01/15	Baa1		170	156,119
5.15%	09/01/14	Baa1		115	107,933
Enterprise Products Operating LP, Gtd. Notes
6.30%	09/15/17	Baa3		115	97,332
EOG Resources, Inc., Sr. Unsec’d. Notes
5.875%	09/15/17	A3		150	152,278
Hess Corp., Sr. Unsec’d. Notes
7.875%	10/01/29	Baa2		130	124,798
Marathon Oil Corp.,
Sr. Unsec’d. Notes
5.90%	03/15/18	Baa1		345	288,132
6.00%	10/01/17	Baa1		235	200,378
6.60%	10/01/37	Baa1		85	64,262
Nabors Industries, Inc., Gtd. Notes
6.15%	02/15/18	Baa1		130	111,845
Pemex Project Funding Master Trust, Gtd. Notes
5.75%	03/01/18	Baa1		470	414,775
Praxair, Inc., Sr. Unsec’d. Notes
5.20%	03/15/17	A2		200	199,772
Southern Natural Gas Co., Sr. Unsec’d. Notes, 144A(g)
5.90%	04/01/17	Baa3		60	47,547
Sunoco, Inc., Sr. Unsec’d. Notes
5.75%	01/15/17	Baa2		190	157,904

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Oil & Gas (cont’d.)
Transocean, Inc.,
Sr. Unsec’d. Notes
5.25%	03/15/13	Baa2		$125	$116,099
Valero Energy Corp.,
Sr. Unsec’d. Notes
6.125%	06/15/17	Baa2		385	328,455
Williams Cos., Inc.,
Sr. Unsec’d. Notes
8.125%	03/15/12	Baa3		325	299,406
XTO Energy, Inc.,
Sr. Unsec’d. Notes
5.65%	04/01/16	Baa2		195	178,906

					3,237,601

Paper & Forest Products — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A(g)
7.125%	01/15/17	Ba3		450	378,000

Pharmaceuticals — 0.2%
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.705% (c)	10/02/09	Baa2		205	194,477
Teva Pharmaceutical Finance LLC, Gtd. Notes
5.55%	02/01/16	Baa2		240	236,549

					431,026

Pipelines — 0.1%
Buckeye Partners LP,
Sr. Unsec’d. Notes
6.05%	01/15/18	Baa2		115	96,400
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.95%	04/15/17	Baa3		60	47,677

					144,077

Real Estate — 0.1%
AMB Property LP, Gtd. Notes, MTN
6.30%	06/01/13	Baa1		155	97,601
Duke Realty LP,
Sr. Unsec’d. Notes
6.25%	05/15/13	Baa2		170	117,023
ERP Operating LP,
Sr. Unsec’d. Notes
5.25%	09/15/14	Baa1		150	100,217
Regency Centers LP, Gtd. Notes
5.875%	06/15/17	Baa2		85	53,830

					368,671

Real Estate Investment Trusts — 0.2%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN
6.125%	11/01/12	Baa1		185	144,754

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Real Estate Investment Trusts (cont’d.)
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
6.00%	07/15/12	Baa1		$110	$88,100
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2		150	69,171
Reckson Operating Partnership LP,
Sr. Unsec’d. Notes
6.00%	03/31/16	Ba2		190	107,419
Simon Property Group LP,
Sr. Unsec’d. Notes
5.75%	12/01/15	A3		285	186,160

					595,604

Restaurants
McDonald’s Corp.,
Sr. Unsec’d. Notes
5.30%	03/15/17	A3		105	107,656

Retail & Merchandising — 0.3%
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
5.30%	03/15/12	A2		80	83,493
GameStop Corp. / GameStop, Inc., Gtd. Notes
8.00%	10/01/12	Ba1		75	69,750
Hasbro, Inc.,
Sr. Unsec’d. Notes
6.30%	09/15/17	Baa2		115	108,737
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.40%	03/01/16	Baa1		210	187,933
JC Penny Corp., Inc.,
Sr. Unsec’d. Notes
9.00%	08/01/12	Baa3		180	159,812
Kroger Co. (The), Gtd. Notes
8.05%	02/01/10	Baa2		120	121,967
Macy’s Retail Holdings, Inc., Gtd. Notes
5.35%	03/15/12	Baa3		140	103,988
Polo Ralph Lauren Corp.,
Sr. Unsec’d. Notes
4.50%	10/04/13	Baa1	EUR	70	80,071

					915,751

Semiconductors
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.15%	06/15/12	Baa1		105	94,042

Software — 0.1%
Dun & Bradstreet Corp.,
Sr. Unsec’d. Notes
5.50%	03/15/11	A-(d)		155	151,128

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Telecommunications — 0.6%
America Movil SAB de CV, Gtd. Notes
5.625%	11/15/17	A3		$315	$280,044
AT&T Corp., Gtd. Notes
7.30%	11/15/11	A2		105	109,091
Cellco Partnership,
Sr. Unsec’d. Notes, 144A(g)
8.50%	11/15/18	A2		185	216,760
Rogers Wireless, Inc.,
Sr. Sec’d. Notes
6.375%	03/01/14	Baa3		325	308,944
Sprint Capital Corp., Gtd. Notes
6.90%	05/01/19	Ba2		420	298,200
Verizon Communications, Inc., Bonds
6.90%	04/15/38	A3		220	247,556
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3		220	243,958

					1,704,553

Tobacco — 0.2%
BAT International Finance PLC., Gtd. Notes, 144A (United Kingdom)(g)
8.125%	11/15/13	Baa1		115	117,879
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.875%	09/04/15	A2	EUR	100	139,463
Reynolds American, Inc.,
Sr. Sec’d. Notes
7.25%	06/01/13	Baa3		250	224,401

					481,743
Transportation — 0.1%

Canadian National Railway Co.,
Sr. Unsec’d. Notes
6.375%	11/15/37	A3		70	76,783
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.75%	04/01/18	Baa1		110	107,035
Union Pacific Corp.,
Sr. Unsec’d. Notes
5.70%	08/15/18	Baa2		175	168,479

					352,297

Utilities — 1.5%
Alabama Power Co.,
Sr. Unsec’d. Notes
2.348% (c)	08/25/09	A2		125	122,461
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2		170	151,728
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.90%	10/01/16	Baa2		290	263,096

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Utilities (cont’d.)
Black Hills Corp.,
Sr. Unsec’d. Notes
6.50%	05/15/13	Baa3		$190	$185,502
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
7.25%	09/01/10	Ba1		190	187,050
Consolidated Edison Co.of New York, Inc.,
Sr. Unsec’d. Notes
6.75%	04/01/38	A1		140	149,585
Consumers Energy Co., First Mortgage
6.00%	02/15/14	Baa1		170	169,618
Dominion Resources, Inc.,
Sr. Notes
8.875%	01/15/19	Baa2		65	70,095
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.00%	05/15/35	Baa2		290	198,786
Illinois Power Co.,
Sr. Sec’d. Notes
6.125%	11/15/17	Baa3		80	71,769
Monongahela Power Co., First Mortgage, 144A(g)
5.70%	03/15/17	Baa2		95	79,765
National Gas Co. of Trinidad & Tobago Ltd., Notes, 144A(g)
6.05%	01/15/36	A3		155	110,956
Northern States Power, First Mortgage(a)
5.25%	03/01/18	A2		185	184,323
NRG Energy, Inc., Gtd. Notes
7.25%	02/01/14	B1		175	163,625
7.375%	02/01/16	B1		365	339,450
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.80%	03/01/14	A3		195	191,501
6.35%	02/15/38	A3		255	278,898
Progress Energy, Inc.,
Sr. Unsec’d. Notes
5.625%	01/15/16	Baa2		190	173,720
Southern Co.,
Sr. Unsec’d. Notes
5.30%	01/15/12	A3		100	100,979
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.15%	05/15/37	Baa2		230	187,162
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A(a)(g)
10.50%	11/01/15	B3		450	319,500
West Penn Power Co., First Mortgage, 144A(g)
5.95%	12/15/17	Baa2		170	143,217

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Utilities (cont’d.)
Westar Energy, Inc., First Mortgage
5.10%	07/15/20	Baa2	$145	$122,429

				3,965,215

TOTAL CORPORATE OBLIGATIONS (cost $44,277,679)				37,488,404

ASSET-BACKED SECURITIES — 4.2%
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53%	01/06/14	Baa1	560	432,778
BankBoston Home Equity Loan Trust,
Series 1998-1, Class A6
6.35%	02/25/13	A2	16	13,751
Capital Auto Receivables Asset Trust,(g)
Series 2006-SN1A, Class A4A, 144A
5.32%	03/20/10	AAA(d)	1,056	1,044,672
Series 2006-SN1A, Class B, 144A
5.50%	04/20/10	AA(d)	170	164,499
Capital One Multi-Asset Execution Trust,
Series 2007-C2, Class C2
0.633%(c)	11/15/14	Baa2	1,000	349,912
Series 2007-C3, Class C3
0.623%(c)	04/15/13	Baa2	395	222,719
CenterPoint Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.63%	09/15/15	Aaa	275	272,182
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	Aa2	18	14,376
Series 2003-1, Class 1A6
4.458%	03/25/14	Aaa	358	288,919
Chase Issuance Trust,
Series 2006-C2, Class C
1.495% (c)	04/15/13	Baa2	675	445,200
Citibank Credit Card Issuance Trust,
Series 2007-A5, Class A5
5.50%	06/22/12	Aaa	400	392,400
CNH Equipment Trust,
Series 2007-A, Class B
5.09%	06/16/14	A3	285	191,861
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A5
6.42%	03/01/15	Aaa	425	432,665
Fannie Mae,
Series 319, Class 2, IO(g)
6.50%	02/01/32	Aaa	25	3,537
Series 2003-40, Class NI, IO(g)
5.50%	11/25/28	Aaa	30	1,105
Series 2004-21, Class AC
4.00%	05/25/16	Aaa	416	418,320
Series 2005-57, Class PA
5.50%	05/25/27	Aaa	319	324,357

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (Continued)
Freddie Mac,
Series 2614, Class IH, IO(g)
4.50%	05/15/16	Aaa	$182	$8,191
Series 2627, Class IE, IO(g)
4.50%	04/15/18	Aaa	57	3,065
Series 2631, Class KI, IO(g)
4.50%	01/15/15	Aaa	78	1,026
Series 2686, Class JG
5.50%	04/15/28	Aaa	925	936,559
Series 3195, Class PN
6.50%	08/15/30	Aaa	547	564,413
Series R003, Class VA
5.50%	08/15/16	Aaa	573	596,989
GE Capital Credit Card Master Note Trust,
Series 2006-1, Class A
5.08%	09/15/12	Aaa	295	283,707
Series 2007-3, Class C
1.495%(c)	06/15/13	Baa2	525	293,197
GE Equipment Small Ticket LLC,
Series 2005-1A, Class A4, 144A(g)
4.51%	12/22/14	Aaa	357	353,972
John Deere Owner Trust,
Series 2008-A, Class A2
3.63%	03/15/11	Aaa	506	505,331
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.531% (c)	11/25/36	Aaa	61	52,858
Marriott Vacation Club Owner Trust,(g)
Series 2006-1A, Class A, 144A
5.737%	04/20/28	Aaa	414	338,121
Series 2006-2A, Class A, 144A
5.362%	10/20/28	Aaa	119	98,267
MBNA Credit Card Master Note Trust,
Series 2006-C3, Class C3
0.623% (c)	10/15/13	Baa2	210	90,509
PECO Energy Transition Trust,
Series 2001-A, Class A1
6.52%	12/31/10	Aaa	475	478,655
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61%	06/15/15	Aaa	500	510,055
SLM Student Loan Trust,
Series 2008-4, Class A2
4.585% (c)	07/25/16	Aaa	450	406,462
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52%	11/12/12	Aaa	800	678,420

TOTAL ASSET-BACKED SECURITIES (cost $13,150,128)				11,213,050

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.8%
American Tower Trust,
Series 2007-1A, Class D, 144A(g)
5.957%	04/15/37	Baa2	$260	$177,917
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648%	09/11/36	AAA(d)	500	443,754
Series 2005-3, Class A2
4.501%	07/10/43	Aaa	670	614,922
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
4.132%(c)	02/25/34	AAA(d)	133	100,119
Series 2004-D, Class 2A2
4.196%(c)	05/25/34	AAA(d)	70	50,701
Series 2004-H, Class 2A2
4.746%(c)	09/25/34	Aaa	79	56,552
Series 2004-I, Class 3A2
4.819%(c)	10/25/34	Aaa	76	56,988
Series 2005-J, Class 2A1
5.087%(c)	11/25/35	Aaa	563	310,576
Series 2005-J, Class 3A1
5.24%(c)	11/25/35	Aaa	238	163,631
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83%	08/15/38	AAA(d)	935	867,787
Series 2005-PWR9, Class AAB
4.804%	09/11/42	Aaa	600	481,885
Series 2005-T18, Class A1
4.274%(c)	02/13/42	Aaa	191	187,574
Citigroup / Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class AAB
5.608%	10/15/48	Aaa	475	367,173
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A5
4.691% (c)	08/25/34	AAA(d)	296	208,863
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.816% (c)	12/10/49	Aaa	700	530,785
DLJ Commercial Mortgage Corp.,
Series 1999-CG2, Class A1B
7.30% (c)	06/10/32	Aaa	253	252,543
Fannie Mae,
Series 2002-74, Class PJ
5.00%	03/25/15	Aaa	7	6,516
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531%	05/15/33	Aaa	550	537,605
Series 2005-C4, Class A1
5.082%	11/10/45	Aaa	368	356,704

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class AAB
4.619%	08/10/42	Aaa	$325	$270,305
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB2, Class A2
6.244%	04/15/35	AAA(d)	121	118,913
Series 2001-CIBC, Class A3
6.26%	03/15/33	AAA(d)	409	399,517
Series 2005-LDP4, Class ASB
4.824%(c)	10/15/42	Aaa	950	765,916
Series 2006-CB14, Class A4
5.481%(c)	12/12/44	Aaa	825	663,276
Series 2006-LDP9, Class A1
5.17%	05/15/47	Aaa	784	739,882
JPMorgan Mortgage Trust,
Series 2005-A7, Class 3A1
5.349% (c)	10/25/35	Aaa	608	456,524
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.826%(c)	01/25/34	AAA(d)	355	282,415
Series 2005-AR2, Class 2A2
4.552%(c)	03/25/35	Aaa	127	83,217
Series 2006-AR12, Class 1A1
6.034%(c)	09/25/36	A3	655	357,249
Series 2006-AR16, Class A1
5.664%(c)	10/25/36	Aa2	530	356,585

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $12,725,212)				10,266,394

SOVEREIGN ISSUES — 1.4%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
6.875%	03/09/17	Ba3	1,766	1,460,945
Republic of Brazil, Unsub. Notes
11.00%	08/17/40	Ba1	140	182,700
Republic of South Africa,
Sr. Unsec’d. Notes
6.50%	06/02/14	Baa1	500	472,500
Russian Federation,
Sr. Unsec’d. Notes
7.50%	03/31/30	Baa1	755	658,132
Russian Ministry of Finance, Debs.
3.00%	05/14/11	Baa1	690	657,613
United Mexican States, Unsub. Notes, MTN
6.375%	01/16/13	Baa1	270	283,500

TOTAL SOVEREIGN ISSUES (cost $4,083,442)				3,715,390

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Bonds
4.75%	02/15/37		$275	$383,195
5.50%	08/15/28		785	1,060,976
U.S. Treasury Inflationary Indexed Bonds, TIPS
1.375%	07/15/18		1,440	1,352,568
2.00%	07/15/14(k)		1,160	1,260,416
U.S. Treasury Notes
3.125%	09/30/13		300	323,695
4.00%	08/15/18		280	323,335
4.75%	02/28/09		870	876,219

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,769,788)				5,580,404

MUNICIPAL BONDS — 1.4%
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District Electric System,
Revenue Bonds
5.00%	01/01/38	Aa1	240	226,015

California
California State Variable Purpose,
Revenue Bonds
5.25%	04/01/34	A1	105	121,711

District of Columbia
District of Columbia,
General Obligation Bonds
4.75%	06/01/31	Aa3	50	42,822

Florida — 0.2%
Orange County Tourist Development Tax,
Revenue Bonds
5.00%	10/01/18	A2	390	412,885

Georgia — 0.2%
Atlanta Water & Wastewater,
Revenue Bonds
5.50%	11/01/17	Baa1	270	279,512
De Kalb County Water & Sewer,
Revenue Bonds
5.00%	10/01/35	Aa2	210	198,738
Metropolitan Atlanta Rapid Transit Authority,
Revenue Bonds
5.00%	07/01/37	Aa3	135	127,564

				605,814

Illinois — 0.1%
Chicago Transit Authority Tax Receipts,
Revenue Bonds
6.899%	12/01/40	Aa3	185	182,576

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (Continued)
Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	$125	$116,482

Maryland — 0.2%
Baltimore County Maryland,
General Obligation Bonds
5.00%	02/01/38	Aaa	235	232,152
Maryland State,
General Obligation Bonds
5.00%	08/01/19	Aaa	385	422,349

				654,501

Massachusetts — 0.1%
Massachusetts Health & Educational Facilities Authority,
Revenue Bond
5.00%	07/01/38	Aaa	195	193,512
5.25%	11/15/21	Aaa	120	130,282

				323,794

New York — 0.2%
New York City Housing Development Corp.,
Revenue Bonds
6.42%	11/01/27	Aa2	155	118,464
New York State Urban Development Corp.,
Revenue Bonds
5.50%	03/15/18	Baa1	190	206,547
Triborough Bridge & Tunnel Authority,
Revenue Bonds
5.00%	11/15/38	Aa2	230	214,806

				539,817

Texas — 0.1%
Austin Independent School District,
General Obligation Bonds
5.00%	08/01/33	Aa1	235	223,511

Utah — 0.1%
Utah Transit Authority,
Revenue Bond
4.75%	06/15/32	Aa3	125	116,465
5.25%	06/15/38	Aa3	170	169,995

				286,460

West Virginia — 0.1%
Tobacco Settlement Finance Authority of West Virginia,
Revenue Bonds
7.467%	06/01/47	Baa3	260	148,684

TOTAL MUNICIPAL BONDS (cost $4,092,690)				3,885,072

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Federal Home Loan Mortgage Corp.
5.50%	03/01/18	$24	$24,414
5.50%	11/01/18	22	22,722
Federal National Mortgage Assoc.
4.50%	05/01/19	447	457,456
4.50%	09/01/34	511	519,546
6.00%	03/01/33	61	62,393

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,044,350)			1,086,531

		Shares

PREFERRED STOCKS
Federal National Mortgage Assoc.,
8.25%, CVT Perpetual Series		7,400	6,142
XL Capital Ltd.,
6.102%, CVT		4,600	37,364

TOTAL PREFERRED STOCKS (cost $295,717)			43,506

	Units	Value (Note 2)

WARRANT*
Republic of Venezuela, expiring on 04/15/2020 (Venezuela) (cost $0)(g)	1,250	$—

TOTAL LONG-TERM INVESTMENTS (cost $291,194,128)		272,867,830

SHORT-TERM INVESTMENT — 3.3%
	Shares

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $8,928,215; includes $1,384,004 of cash collateral for securities on loan)(b)(w)(Note 4)	8,928,215	8,928,215

TOTAL INVESTMENTS — 104.7% (cost $300,122,343)(o)		281,796,045
Liabilities in excess of other assets(x) — (4.7)%		(12,698,447)

NET ASSETS — 100.0%		$269,097,598

The following abbreviations are used in Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVT	Convertible Security

IO	Interest Only

MTN	Medium Term Note

NR	Not Rated by Moody’s or Standard & Poor’s

TIPS	Treasury Inflation Protected Securities

AED	United Arab Emirates Dirham

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CSK	Czech Kruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NWD	New Taiwanese Dollar

PLZ	Polish Zloty

SEK	Swedish Krona

TRY	Turkish New Lira

ZAR	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

*	Non-income producing security.

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities is $1,361,537; cash collateral of $1,384,004 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(k)	Securities segregated as collateral for futures contracts.

(o)	As of December 31, 2008, 2 securities representing $37,364 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

(x)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures and forward foreign currency and cross currency exchange contracts as follows:

Futures contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation (Depreciation)

Long Positions:
119	2 Year Euro-Schatz	Mar 09	$17,709,693	$17,777,217	$67,524
17	5 Year Euro-Bobl	Mar 09	2,720,960	2,746,136	25,176
86	10 Year Euro-Bund	Mar 09	14,804,337	14,923,881	119,544
12	10 Year Japanese Government Bonds	Mar 09	18,417,849	18,548,704	130,855
7	20 Year U.S. Treasury Bonds	Mar 09	869,750	966,328	96,578

					439,677

Short Positions:
7	2 Year U.S. Treasury Notes	Mar 09	1,516,594	1,526,438	(9,844)
7	5 Year U.S. Treasury Notes	Mar 09	823,641	833,383	(9,742)
15	10 Year UK Gilt	Mar 09	2,517,304	2,662,790	(145,486)
155	10 Year U.S. Treasury Notes	Mar 09	19,017,346	19,491,250	(473,904)

					(638,976)

					$(199,299	)(1)

(1)

Cash of $1,029,646 and U.S. Treasury Inflationary Indexed Bonds with a market value of $162,985 have been segregated with the broker to cover requirements for open futures contracts as of December 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts		Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)

Australian Dollar,
Expiring 02/20/09	AUD	385	$250,841	$267,034	$16,193
Brazilian Real,
Expiring 01/20/09	BRL	1,571	640,000	673,756	33,756
Expiring 02/20/09	BRL	818	333,000	343,335	10,335
British Pound,
Expiring 02/20/09	GBP	1,024	1,546,982	1,470,870	(76,112)
Canadian Dollar,
Expiring 02/20/09	CAD	2,003	1,635,631	1,621,969	(13,662)
Czech Kruna,
Expiring 02/20/09	CSK	9,716	476,863	501,891	25,028
Danish Krone,
Expiring 02/20/09	DKK	380	63,813	70,622	6,809
Euro,
Expiring 02/20/09	EUR	31,059	39,619,536	43,091,859	3,472,323
Hungarian Forint,
Expiring 01/20/09	HUF	173,600	872,362	904,622	32,260
Expiring 02/20/09	HUF	140,788	700,882	730,301	29,419
Japanese Yen,
Expiring 02/20/09	JPY	2,802,609	29,021,105	30,948,947	1,927,842
Korean Won,
Expiring 01/20/09	KRW	1,687,410	1,249,008	1,342,535	93,527
Expiring 02/20/09	KRW	2,627,408	1,958,000	2,092,635	134,635
New Taiwanese Dollar,
Expiring 02/13/09	NWD	107,260	3,460,000	3,274,881	(185,119)
Expiring 04/13/09	NWD	115,258	3,919,000	3,525,649	(393,351)
Expiring 04/21/09	NWD	108,488	3,750,000	3,320,538	(429,462)
Norwegian Krone,
Expiring 02/20/09	NOK	1,882	266,787	267,929	1,142
Swedish Krona,
Expiring 02/20/09	SEK	8,406	1,041,330	1,062,041	20,711
Turkish New Lira,
Expiring 02/20/09	TRY	1,332	796,530	846,702	50,172
United Arab Emerates Dirham,
Expiring 01/28/09	AED	12,786	3,560,000	3,476,103	(83,897)
Expiring 02/11/09	AED	18,138	5,049,197	4,928,824	(120,373)
Expiring 07/06/09	AED	24,159	6,661,000	6,530,801	(130,199)

			$106,871,867	$111,293,844	$4,421,977

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008 (continued):

Sale Contracts		Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)

Australian Dollar,
Expiring 02/20/09	AUD	2,036	$1,283,600	$1,412,137	$(128,537)
Brazilian Real,
Expiring 01/15/09	BRL	1,687	890,000	718,782	171,218
Expiring 01/20/09	BRL	10,219	4,374,231	4,346,440	27,791
Expiring 02/20/09	BRL	11,237	6,176,778	4,719,277	1,457,501
British Pound,
Expiring 02/20/09	GBP	7,518	11,297,850	10,795,809	502,041
Canadian Dollar,
Expiring 02/20/09	CAD	2,883	2,338,000	2,335,271	2,729
Danish Krone,
Expiring 02/20/09	DKK	1,429	242,343	266,010	(23,667)
Euro,
Expiring 02/20/09	EUR	13,338	16,796,399	18,504,690	(1,708,291)
Hungarian Forint,
Expiring 01/20/09	HUF	173,600	776,456	904,622	(128,166)
Expiring 02/20/09	HUF	417,140	1,969,349	2,163,813	(194,464)
Japanese Yen,
Expiring 02/20/09	JPY	548,058	5,888,298	6,051,230	(162,932)
Korean Won,
Expiring 02/20/09	KRW	379,250	274,000	301,477	(27,477)
Malaysian Ringgit,
Expiring 01/12/09	MYR	3,309	926,000	955,976	(29,976)
Mexican Peso,
Expiring 01/20/09	MXN	35,310	2,591,842	2,531,176	60,666
Expiring 02/20/09	MXN	35,535	2,687,808	2,525,292	162,516
New Taiwanese Dollar,
Expiring 02/13/09	NWD	107,260	3,463,900	3,274,881	189,019
Expiring 04/13/09	NWD	115,258	3,705,474	3,525,649	179,825
Expiring 04/21/09	NWD	108,488	3,541,871	3,320,538	221,333
Polish Zloty,
Expiring 02/20/09	PLZ	674	221,616	226,296	(4,680)
South African Rand,
Expiring 02/20/09	ZAR	2,627	251,224	280,068	(28,844)
Turkish New Lira,
Expiring 01/20/09	TRY	1,230	688,612	790,485	(101,873)
Expiring 02/20/09	TRY	1,605	986,051	1,020,277	(34,226)
United Arab Emerates Dirham,
Expiring 01/28/09	AED	12,786	3,498,629	3,476,103	22,526
Expiring 02/11/09	AED	4,787	1,310,000	1,300,940	9,060
Expiring 07/06/09	AED	24,159	6,549,050	6,530,801	18,249

			$82,729,381	$82,278,040	$451,341

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Cross currency exchange contracts outstanding at December 31, 2008:

Settlement	Type		Contracts (000)		In Exchange For (000)	Unrealized Appreciation

02/20/09	Sell	PLZ	2,574	EUR	678	$77,109
02/20/09	Sell	CSK	9,716	EUR	378	22,393

						$99,502

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$8,934,357	$(199,299)
Level 2 – Other Significant Observable Inputs	272,824,324	4,972,820
Level 3 – Significant Unobservable Inputs	37,364	—

Total	$281,796,045	$4,773,521

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities

Balance as of 12/31/07	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(73,353)
Net purchases (sales)	110,717
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$37,364

*	At 12/31/07, the Portfolio had 1 Level 3 security with a market value of $0.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Sovereign Issues	38.2%
U.S. Government Agency Mortgage-Backed Securities	17.8
Financial – Bank & Trust	9.3
Financial Services	6.6

Asset-Backed Securities	4.2%
Collateralized Mortgage Obligations	3.8
Affiliated Money Market Mutual Fund (0.5% represents investments purchased with collateral from securities on loan)	3.3
Telecommunications	2.7
U.S. Treasury Obligations	2.1
Municipal Bonds	2.0
Oil & Gas	1.9
Banks	1.9
Utilities	1.6
Insurance	1.1
Media	0.9
Metals & Mining	0.7
U.S. Government Agency Obligations	0.4
Tobacco	0.4
Food	0.4
Retail & Merchandising	0.3
Consumer Products & Services	0.3
Diversified Operations	0.3
Environmental Services	0.3
Diversified Financial Services	0.2
Medical Supplies & Equipment	0.2
Home Builders	0.2
Real Estate Investment Trusts	0.2
Automobile Manufacturers	0.2
Electronic Components & Equipment	0.2
Aerospace	0.2
Chemicals	0.2
Construction	0.2
Business Services	0.2
Pharmaceuticals	0.2
Advertising	0.2
Paper & Forest Products	0.1
Real Estate	0.1
Healthcare Services	0.1
Transportation	0.1
Electric	0.1
Computer Services & Software	0.1
Beverages	0.1
Office Equipment	0.1
Cable Television	0.1
Building Materials	0.1
Financial – Brokerage	0.1
Distribution/Wholesale	0.1
Farming & Agriculture	0.1
Broadcasting	0.1
Electric – Integrated	0.1
Software	0.1
Pipelines	0.1
Biotechnology	0.1

104.7
Liabilities in excess of other assets	(4.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $1,361,537:
Unaffiliated investments (cost $291,144,128)	$272,867,830
Affiliated investments (cost $8,928,215)	8,928,215
Foreign currency, at value (cost $1,434,929)	1,431,458
Deposit with broker	1,029,646
Unrealized appreciation on foreign currency forward contracts	8,978,128
Dividends and interest receivable	4,110,383
Due from broker-variation margin	207,702
Receivable for fund share sold	70,397
Receivable for investments sold	42,987
Tax reclaim receivable	24,244
Prepaid expenses	7,482

Total Assets	297,698,472

LIABILITIES:
Payable for fund share repurchased	15,882,160
Payable for investments purchased	5,746,470
Unrealized depreciation on foreign currency forward contracts	4,005,308
Payable to broker for collateral for securities on loan	1,384,004
Payable to custodian	1,369,230
Advisory fees payable	106,939
Accrued expenses and other liabilities	105,197
Shareholder servicing fees payable	1,566

Total Liabilities	28,600,874

NET ASSETS	$269,097,598

Net assets were comprised of:
Paid-in capital	$250,947,044
Retained earnings	18,150,554

Net assets, December 31, 2008	$269,097,598

Net asset value and redemption price per share, $269,097,598 / 23,999,090 outstanding shares of beneficial interest	$11.21

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$26,760,194
Affiliated dividend income	358,467
Affiliated income from securities lending, net	116,092
Unaffiliated dividend income (net of $21,010 foreign withholding tax)	19,278

27,254,031

EXPENSES
Advisory fees	4,238,155
Shareholder servicing fees and expenses	426,898
Custodian and accounting fees	360,000
Audit fee	40,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	16,000
Legal fees and expenses	10,000
Shareholders’ reports	8,000
Insurance expenses	7,000
Loan interest expense (Note 7)	5,255
Miscellaneous	14,465

Total expenses	5,144,773

NET INVESTMENT INCOME	22,109,258

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(7,568,046)
Futures transactions	(2,446,219)
Foreign currency transactions	24,974,839

14,960,574

Net change in unrealized appreciation (depreciation) on:
Investments	(45,226,844)
Futures	(72,050)
Foreign currencies	6,211,241

(39,087,653)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(24,127,079)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,017,821)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,109,258	$23,266,445
Net realized gain on investments and foreign currency transactions	14,960,574	15,601,271
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(39,087,653)	16,451,449

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,017,821)	55,319,165

DISTRIBUTIONS	(37,609,128)	(18,156,435)

FUND SHARE TRANSACTIONS:
Fund share sold [14,034,905 and 19,761,315 shares, respectively]	174,605,013	328,980,623
Fund share issued in reinvestment of distributions [3,250,573 and 1,262,515 shares, respectively]	37,609,128	18,156,435
Fund share repurchased [50,625,071 and 2,538,996 shares, respectively]	(612,007,617)	(183,500,294)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(399,793,476)	163,636,764

TOTAL INCREASE (DECREASE) IN NET ASSETS	(439,420,425)	200,799,494
NET ASSETS:
Beginning of year	708,518,023	507,718,529

End of year	$269,097,598	$708,518,023

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 98.9%

ASSET-BACKED SECURITIES — 5.3%
Ace Securities Corp., Series 2003-NC1, Class M1	Aa2	1.641	%(c)	07/25/33	$2,710	$1,456,965
Bank of America Manufactured Housing Contract Trust, Series 1997-2, Class M	B2	6.90	%(c)	04/10/28	2,400	3,299,863
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 144A (original cost $527,255; purchased 05/14/08)(f)(g)	Baa1	0.691	%(c)	12/25/36	763	536,194
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	A1	2.121	%(c)	03/25/33	5,727	3,421,010
CDC Mortgage Capital Trust, Series 2003-HE1, Class M1	A1	1.821	%(c)	08/25/33	3,105	1,795,566
Countrywide Asset-Backed Certificates, Series 2004-5, Class M2	Aa3	1.141	%(c)	07/25/34	2,763	2,186,831
Countrywide Asset-Backed Certificates, Series 2004-13, Class MF1	Aa1	5.071	%(c)	04/25/35	3,556	2,013,017
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A (original cost $1,602,367; purchased 05/08/08)(f)(g)	AAA(d)	0.801	%(c)	07/25/36	2,191	1,571,217
Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1, 144A (original cost $364,624; purchased 10/10/08)(f)(g)	AAA	0.921	%(c)	03/25/47	552	254,328
Fremont Home Loan Trust, Series 2003-B, Class M1	Aa1	1.521	%(c)	12/25/33	3,205	1,551,126
GSAA Home Equity Trust, Series 2007-4, Class A3A	Aaa	0.771	%(c)	03/25/37	4,790	1,422,826
GSAA Home Equity Trust, Series 2007-5, Class 2A3A	Aaa	0.791	%(c)	04/25/47	4,920	720,661
GSAA Home Equity Trust, Series 2007-6, Class A4	Aa1	0.771	%(c)	05/25/47	9,370	1,892,651
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	Aaa	0.921	%(c)	07/25/34	2,167	1,138,655
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A	Aa2	5.382	%(c)	02/25/36	458	293,158
Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1	Aa2	1.491	%(c)	10/25/33	3,448	1,979,560
Nelnet Student Loan Trust, Series 2008-4, Class A4	Aaa	2.639	%(c)	04/25/24	1,890	1,466,523
Ownit Mortgage Loan Asset Backed Certificates, Series 2005-2, Class M2	Aa2	0.921	%(c)	03/25/36	3,850	2,849,172
RAAC, Series 2006-RP3, Class A, 144A (original cost $1,872,287; purchased 06/10/08)(f)(g)	Aaa	0.741	%(c)	05/25/36	2,878	2,156,757
RAAC, Series 2007-SP3, Class A1	Aaa	1.671	%(c)	09/25/47	376	269,633
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	Aa3	0.711	%(c)	11/25/36	4,100	870,799
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A2	Aaa	5.645%		10/25/36	3,270	3,173,606
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4A1	AAA(d)	5.892	%(c)	05/25/36	3,274	1,698,144
Structured Asset Securities Corp., Series 2007-BC4, Class A3	Aaa	0.721	%(c)	11/25/37	2,583	2,016,440
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	AAA(d)	5.339	%(c)	03/25/37	1,752	1,002,129

TOTAL ASSET-BACKED SECURITIES (cost $58,907,379)						41,036,831

BANK NOTES(c) — 1.2%
Alltel Communications (original cost $442,895; purchased 03/20/08)(f)(g)	Ba3	5.08%		05/15/15	496	486,440
Aramark Tl (original cost $465,276; purchased 01/18/08)(f)(g)	Ba3	2.998%		01/26/14	496	406,961
Bausch & Lomb, Inc. (original cost $406,250; purchased 10/31/08)(f)(g)	B1	4.123%		04/26/15	500	337,857
Calpine Corp. (Ukraine) (original cost $805,000; purchased 10/31/08)(f)(g)	B2	3.373%		03/29/14	1,000	640,000

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK NOTES (Continued)

Charter Communication Operating LLC (original cost $823,988; purchased 01/18/08, 10/31/08)(f)(g)	B1	3.123%		03/06/14	$998	$728,175
Community Health System, Inc. (original cost $820,000 purchased 10/31/08)(f)(g)	Ba3	3.373%		07/25/14	1,000	775,250
First Data Corp. (original cost $459,643; purchased 01/18/08)(f)(g)	Ba3	3.373%		09/24/14	496	317,417
Graphic Packaging TLC (original cost $820,000; purchased 10/31/08)(f)(g)	BB-	3.123%		05/16/14	1,000	738,000
Graphic Packaging TLC (original cost $896,762; purchased 03/20/08)(f)(g)	Ba3	3.873%		05/16/14	985	686,259
Harrahs Term Loan (original cost $1,137,711; purchased 02/20/08, 03/20/08)(f)(g)	B1	4.123%		01/28/15	1,244	718,957
HCA, Inc. (original cost $883,310; purchased 01/18/08, 10/31/08)(f)(g)	NR	3.873%		11/16/13	996	778,913
Iconix Tl (original cost $893,630; purchased 12/12/07)(f)(g)	NR	7.60%		05/01/14	941	667,871
Royalty Pharma TLB (original cost $491,269; purchased 12/20/07)(f)(g)	NR	6.85%		05/15/14	496	435,856
Texas Competitive Electric Holdings Co. LLC (original cost $1,580,000; purchased 10/31/08)(f)(g)	Ba3	4.123%		10/10/14	2,000	1,382,500
Tribune Co. Tl X (original cost $176,686; purchased 12/18/08)(f)(g)	Caa3	3.623%		05/17/09	183	50,103

TOTAL BANK NOTES (cost $11,263,278)						9,150,559

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.2%
Bank of America Commercial Mortgage, Inc., Series 2007-5, Class A3	AAA	5.62%		02/10/51	60	38,557
Bank of America Mortgage Securities, Inc., Series 2003-5, Class 1A35	Aaa	4.50%		07/25/33	3,500	3,184,812
Bayview Financial Acquisition Trust, Series 2007-A, Class 1A2	Aaa	6.205%		05/28/37	3,200	2,706,498
BCAP LLC Trust, Series 2006-AA1, Class A1	A3	0.661	%(c)	10/25/36	7,185	3,241,761
Bear Stearns Alt-A Trust, Series 2006-3, Class 22A1	A1	6.065	%(c)	05/25/36	2,453	1,451,691
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4	AAA(d)	5.405	%(c)	12/11/40	220	187,090
Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4	AAA(d)	5.456	%(c)	03/11/39	4,400	3,754,693
Bear Stearns Structured Products, Inc., Series 2007-R11, Class A1A, 144A (original cost $2,896,613; purchased 06/20/08)(f)(g)	AAA(d)	1.071	%(c)	09/27/37	3,047	2,963,207
Commercial Mortgage Lease-Backed Certificates, Series 2001-CMLB, Class A1, 144A (original cost $4,650,128; purchased 02/25/08)(f)(g)	Aaa	6.746%		06/20/31	4,718	4,503,676
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 1A1	Aaa	0.971	%(c)	02/25/35	7,000	3,640,984
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 4A1	AAA(d)	5.32	%(c)	02/25/35	776	455,523
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 1A2	Aaa	0.721	%(c)	04/25/36	7,847	2,407,346
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	Aaa	0.701	%(c)	04/25/36	777	319,258
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5	Aaa	5.224	%(c)	04/10/37	1,000	821,803
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA	Aaa	4.68%		07/10/39	600	531,237

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)

GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4	Aaa	5.799	%(c)	08/10/45	$690	$500,703
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A	Aaa	1.471	%(c)	11/25/47	3,467	1,446,217
IMPAC Secured Assets Common Owner Trust, Series 2006-2, Class 2A1	Aaa	0.821	%(c)	08/25/36	703	372,088
JPMorgan Alternative Loan Trust, Series 2006-S1, Class 3A2	Aaa	0.741	%(c)	03/25/36	3,970	1,979,454
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3	Aaa	5.42%		01/15/49	890	629,201
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5	Aaa	4.739%		07/15/30	5,900	4,768,274
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3	AAA(d)	5.347%		11/15/38	1,140	887,951
Master Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1, 144A (original cost $5,592,139; purchased 05/21/08)(f)(g)	Aaa	5.652	%(c)	11/25/35	6,820	3,661,795
Master Alternative Loans Trust, Series 2004-10, Class 5A1	AAA(d)	0.921	%(c)	09/25/34	4,209	3,482,755
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A3	Aaa	6.72	%(c)	11/15/26	5,575	5,328,133
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.657	%(c)	05/12/39	900	732,958
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%		12/15/43	1,570	1,181,115
Morgan Stanley Mortgage Loan Trust, Series 2004-10AR, Class 4A	Aaa	5.467	%(c)	11/25/34	5,795	3,503,355
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	A1	1.171	%(c)	12/25/35	5,651	3,732,849
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3	Aaa	5.777	%(c)	03/25/36	6,925	3,161,522
Nomura Asset Acceptance Corp., Series 2006-AF1, Class 2A	Ba2	6.243	%(c)	06/25/36	3,116	2,369,195
RBSGC Mortgage Pass-Through Certificates, Series 2005-A, Class 5A	Aaa	7.00%		04/25/35	4,443	2,864,487
RBSGC Mortgage Pass-Through Certificates, Series 2007-B, Class 1A4	Aaa	0.921	%(c)	01/25/37	3,507	1,774,986
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2	A2	6.00%		08/25/36	8,780	3,887,909
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2	Aaa	0.831	%(c)	01/25/37	7,773	1,810,486
Residential Asset Securitization Trust, Series 2007-A7, Class A3	AAA(d)	6.00%		07/25/37	4,200	1,842,210
Saco I, Inc., Series 2007-VA1, Class A, 144A (original cost $3,918,196; purchased 06/03/08)(f)(g)	AAA(d)	8.964	%(c)	06/25/21	3,813	3,956,775
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	Aaa	0.841	%(c)	07/25/34	625	358,773
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	Aaa	5.945	%(c)	10/25/35	4,772	2,421,174
Structured Asset Mortgage Investments, Inc., Series 2007-AR4, Class A1	Aaa	0.671	%(c)	09/25/37	720	564,919
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	Aaa	6.201	%(c)	09/25/37	5,890	4,518,868
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	AAA(d)	5.311	%(c)	08/20/35	365	150,527
WaMu Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A3	AAA(d)	5.948	%(c)	08/25/36	3,540	1,627,204
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	AAA(d)	5.449	%(c)	02/25/37	1,739	1,036,876

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $128,961,241)						94,760,895

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS — 31.4%

Aerospace/Defense — 0.2%
L-3 Communications Corp., Gtd. Notes	Ba3	6.375%		10/15/15	$820	$766,700
L-3 Communications Corp., Gtd. Notes	Ba3	7.625%		06/15/12	570	557,175

						1,323,875

Automobile Manufacturers
General Motors Corp., Sr. Unsec’d. Notes(a)	C2	8.375%		07/15/33	520	91,000

Banks — 2.3%
Bank of America Corp., Jr. Sub. Notes	A1	8.125	%(c)	12/29/49	1,440	1,077,120
Bank of America Corp., Sr. Unsec’d. Notes(a)	Aa2	5.75%		12/01/17	100	99,844
Bank of America Corp., Sr. Unsec’d. Notes	Aa2	6.00%		09/01/17	740	751,560
ICICI Bank Ltd., Unsec’d. Notes (India)	BB	6.375	%(c)	04/30/22	2,050	1,080,596
ICICI Bank Ltd., Unsec’d. Notes, 144A (India) (original cost $411,110; purchased 07/16/08)(f)(g)	Baa2	6.375	%(c)	04/30/22	480	252,054
Kaupthing Bank, Sr. Notes, 144A (Iceland) (original cost $4,589,281; purchased 02/25/08)(f)(g)(i)	Caa2	7.625%		02/28/15	5,480	164,400
RSHB Capital SA, Sr. Sec’d. Notes (Luxembourg)	A3	6.299%		05/15/17	2,800	1,487,889
Shinsei Finance Cayman Ltd., Jr. Sub. Notes, 144A (original cost $1,703,255; purchased 11/30/07, 12/14/07)(f)(g)	Baa3	6.418	%(c)	01/29/49	2,010	420,396
TuranAlem Finance BV, Bank Gtd. Notes (Netherlands)	BB	8.25%		01/22/37	4,880	2,098,400
Wachovia Corp., Sr. Unsec’d. Notes(a)	A1	5.75%		02/01/18	1,130	1,132,249
Wachovia Corp., Sub. Notes	A2	5.625%		10/15/16	5,220	4,768,454
Wells Fargo & Co., Sr. Unsec’d. Notes	Aa1	4.375%		01/31/13	800	783,373
Wells Fargo & Co., Sr. Unsec’d. Notes	Aa1	5.25%		10/23/12	500	509,267
Wells Fargo & Co., Sr. Unsec’d. Notes	Aa1	5.30%		08/26/11	1,990	2,018,043
Wells Fargo Capital, Gtd. Notes(a)	Aa2	5.95%		12/15/36	1,730	1,482,693

						18,126,338

Beverages — 0.1%
Dr Pepper Snapple Group, Inc., Gtd. Notes, 144A	Baa3	6.82%		05/01/18	1,000	986,352

Cable Television — 0.4%
Charter Communications Operating LLC, Sec’d. Notes, 144A (original cost $170,325; purchased 02/25/08)(f)(g)	B3	8.00%		04/30/12	180	147,600
Charter Communications Operating LLC, Sec’d. Notes, 144A (original cost $385,678; purchased 03/11/08, 04/15/08)(f)(g)	B3	10.875%		09/15/14	385	308,000
EchoStar DBS Corp., Gtd. Notes	Ba3	7.125%		02/01/16	495	413,325
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.75%		07/01/18	740	712,476
Time Warner Cable, Inc., Gtd. Notes(a)	Baa2	7.30%		07/01/38	1,210	1,257,030

						2,838,431

Chemicals — 0.1%
PPG Industries, Inc., Sr. Unsec’d. Notes	A3	5.75%		03/15/13	260	257,123
PPG Industries, Inc., Sr. Unsec’d. Notes	A3	6.65%		03/15/18	260	256,115

						513,238

Diversified Financial Services — 6.3%
Aiful Corp., Notes, 144A (Japan)	Baa2	6.00%		12/12/11	680	275,426
American Express Co., Sr. Unsec’d. Notes	A2	6.15%		08/28/17	700	674,840
American Express Co., Sub. Notes	Baa1	6.80	%(c)	09/01/66	1,230	636,711
American General Finance Corp., Sr. Unsec’d. Notes, MTN	Baa1	6.90%		12/15/17	1,040	450,084
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa2	6.40%		10/02/17	3,650	3,793,000
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa2	7.25%		02/01/18	810	887,643
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A2	4.125%		02/22/10	2,280	2,246,769
Citigroup, Inc., Sr. Unsec’d. Notes	A2	6.00%		08/15/17	490	487,751
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A2	6.50%		08/19/13	2,100	2,119,081

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS — 31.4%

Diversified Financial Services (cont’d.)
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A2	6.875%		03/05/38		$2,480	$2,821,960
Citigroup, Inc., Sub. Notes	A3	5.00%		09/15/14		2,300	2,023,039
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.375%		02/01/11		2,900	2,205,340
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	Caa1	12.00%		05/15/15		3,200	2,389,629
General Electric Capital Corp., Sr. Unsec’d. Notes(a)	Aaa	5.625%		05/01/18		400	402,900
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	Aaa	6.00%		06/15/12		2,370	2,431,734
General Electric Capital Corp., Sub. Notes	Aa1	6.375	%(c)	11/15/67		3,280	2,061,706
GMAC LLC, Gtd. Notes, 144A	NR	6.625%		05/15/12		3,166	2,464,034
GMAC LLC, Gtd. Notes, 144A	NR	7.25%		03/02/11		1,899	1,631,982
GMAC LLC, Gtd. Notes, 144A	NR	8.00%		11/01/31		1,228	729,911
Goldman Sachs Capital II, Gtd. Notes	A3	5.793	%(c)	12/31/49		670	257,563
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	4.50%		06/15/10		1,120	1,103,636
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.95%		01/18/18		1,200	1,137,806
JPMorgan Chase & Co., Notes (original cost $2,339,883; purchased 12/21/07)(f)(g)	NR	9.50%		02/11/11	RUB	57,874	1,280,192
JPMorgan Chase & Co., Sub. Notes	Aa3	5.15%		10/01/15		3,160	2,983,852
JPMorgan Chase & Co., Sub. Notes(a)	Aa3	6.125%		06/27/17		2,660	2,617,764
Lehman Brothers Holdings, Inc., Jr. Sub. Notes(i)	NR	6.50%		07/19/17		3,140	314
Lehman Brothers Holdings, Inc., Sub. Notes, MTN(i)	NR	6.75%		12/28/17		1,040	104
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	5.45%		02/05/13		3,350	3,220,174
Merrill Lynch & Co., Inc., Sub. Notes	A3	5.70%		05/02/17		500	442,978
Merrill Lynch & Co., Inc., Sub. Notes	A3	6.05%		05/16/16		320	299,351
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%		01/09/12		1,970	1,868,165
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	A2	6.625%		04/01/18		2,710	2,377,456
Resona Preferred Global Securities Cayman Ltd., Jr. Sub. Notes, 144A (Cayman Islands) (original cost $654,275; purchased 11/30/07)(f)(g)	Baa1	7.191	%(c)	12/31/49		670	318,979

							48,641,874

Electric — 2.6%
AES Corp. (The), Sr. Unsec’d. Notes	B1	8.00%		10/15/17		1,600	1,312,000
AES Corp. (The), Sr. Unsec’d. Notes, 144A(a)	B1	8.00%		06/01/20		4,440	3,441,000
Dominion Resources, Inc. (VA), Sr. Unsec’d. Notes	Baa2	5.70%		09/17/12		3,380	3,346,809
Energy Future Holdings Corp., Gtd. Notes, 144A	B3	10.875%		11/01/17		50	35,500
Energy Future Holdings Corp., Gtd. Notes, 144A(a)	B3	11.25%		11/01/17		9,000	4,365,000
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	6.45%		11/15/11		3,610	3,412,374
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	7.375%		11/15/31		1,430	1,352,803
NRG Energy, Inc., Gtd. Notes	B1	7.375%		01/15/17		250	230,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16		680	632,400
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.05%		03/01/34		2,090	2,219,703

							20,347,589

Electronic Components — 0.3%
Ipalco Enterprises, Inc., Sr. Sec’d. Notes, 144A (original cost $2,325,214; purchased 04/02/08)(f)(g)	Ba1	7.25%		04/01/16		2,360	1,935,200

Energy — 0.1%
Peabody Energy Corp., Gtd. Notes	Ba1	6.875%		03/15/13		660	625,350

Financial Services — 1.2%
BAC Capital Trust XI, Bank Gtd. Notes	Aa3	6.625%		05/23/36		620	572,918
Countrywide Financial Corp., Sr. Sub. Notes	Aa3	6.25%		05/15/16		510	484,249
El Paso Performance-Linked Trust, Sr. Unsec’d. Notes, 144A (original cost $1,025,000; purchased 03/04/08)(f)(g)	Ba3	7.75%		07/15/11		1,000	865,750
Federal National Mortgage Assoc., Sr. Sub. Notes	Aa2	5.25%		08/01/12		1,160	1,222,663
HSBC Finance Corp., Sr. Unsec’d. Notes(a)	Aa3	4.625%		09/15/10		2,260	2,230,916
Suntrust Capital VIII, Bank Gtd. Notes(a)	A2	6.10	%(c)	12/15/36		3,110	2,189,471

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS — 31.4%

Financial Services (cont’d.)
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg) (original cost $3,977,738; purchased 12/03/07, 02/06/08)(f)(g)	Baa2	7.875%		03/13/18	$3,960	$1,980,000

						9,545,967

Food — 1.5%
Delhaize Group, Sr. Unsec’d. Notes (Belgium)(a)	Baa3	6.50%		06/15/17	3,210	2,914,661
Kroger Co. (The), Gtd. Notes	Baa2	5.00%		04/15/13	1,800	1,732,838
Kroger Co. (The), Gtd. Notes	Baa2	6.15%		01/15/20	1,500	1,479,936
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A3	5.35%		03/01/18	3,340	3,469,542
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	6.35%		08/15/17	2,220	2,194,894

						11,791,871

Forest & Paper Products — 0.1%
NewPage Corp., Sr. Sec’d. Notes	B2	10.00%		05/01/12	310	136,400
Weyerhaeuser Co., Sr. Unsec’d. Notes	Baa2	6.75%		03/15/12	850	760,878

						897,278

Gaming — 0.1%
Boyd Gaming Corp., Sr. Sub. Notes	B2	6.75%		04/15/14	340	214,200
MGM MIRAGE, Inc., Gtd. Notes(a)	Ba3	7.625%		01/15/17	320	206,400
MGM MIRAGE, Inc., Gtd. Notes	Ba3	8.50%		09/15/10	500	420,000
Station Casinos, Inc., Sr. Unsec’d. Notes(a)	Caa3	7.75%		08/15/16	880	167,200

						1,007,800

Healthcare – Services — 1.1%
Community Health Systems, Inc., Gtd. Notes	B3	8.875%		07/15/15	670	616,400
DaVita, Inc., Gtd. Notes	B2	7.25%		03/15/15	590	560,500
HCA, Inc., Sr. Sec’d. Notes(a)	B2	9.625%		11/15/16	2,400	1,872,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	6.375%		12/01/11	320	247,200
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	9.875%		07/01/14	550	440,000
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%		02/15/13	590	550,838
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%		04/01/13	650	605,674
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.00%		11/15/17	760	679,390
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.00%		02/15/18	1,180	1,088,707
Wellpoint, Inc., Sr. Unsec’d. Notes	Baa1	5.875%		06/15/17	1,800	1,638,243

						8,298,952

Industrial Products
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.375%		11/01/12	500	365,000

Insurance — 0.9%
Allstate Life Global Funding Trusts, Notes, MTN	Aa3	5.375%		04/30/13	960	945,022
American International Group, Inc., Jr. Sub. Notes	Baa1	6.25%		03/15/87	1,020	381,247
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	5.85%		01/16/18	2,320	1,555,061
MetLife, Inc., Jr. Sub. Notes	Baa1	6.40%		12/15/66	2,380	1,428,000
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A (original cost $979,275; purchased 04/07/08)(f)(g)	Aa2	5.125%		04/10/13	980	913,124
Pacific Life Global Funding, Notes, 144A (original cost $1,129,458; purchased 04/08/08)(f)(g)	Aa3	5.15%		04/15/13	1,130	1,061,701
Travelers Cos., Inc. (The), Jr. Sub. Notes	A3	6.25	%(c)	03/15/67	1,330	871,199

						7,155,354

Machinery & Equipment — 0.3%
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	5.45%		04/15/18	1,200	1,123,542
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	5.35%		04/03/18	1,500	1,405,372

						2,528,914

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS — 31.4%

Media — 1.2%
Cablevision Systems Corp., Sr. Unsec’d. Notes	B2	8.00%	04/15/12	$600	$534,000
Comcast Corp., Gtd. Notes	Baa2	6.50%	01/15/15	3,890	3,823,602
Comcast Corp., Gtd. Notes	Baa2	6.50%	01/15/17	2,390	2,360,636
Dex Media West LLC / Dex Media Finance Co., Sr. Unsec’d. Notes	B1	8.50%	08/15/10	505	305,525
DirecTV Holdings LLC / DirecTV Financing Co., Gtd. Notes	Ba3	8.375%	03/15/13	630	626,850
Echostar DBS Corp., Gtd. Notes	Ba3	7.75%	05/31/15	105	89,250
Time Warner Entertainment Co. LP, Sr. Unsec’d. Notes	Baa2	8.375%	07/15/33	1,350	1,362,324

					9,102,187

Media & Entertainment — 0.1%
Idearc, Inc., Gtd. Notes	Caa2	8.00%	11/15/16	970	72,750
Intelsat Bermuda Ltd., Gtd. Notes	Caa2	11.25%	06/15/16	900	819,000

					891,750

Metals & Mining — 1.2%
Evraz Group SA, Sr. Unsec’d. Notes (Luxembourg)	BB-(d)	8.875%	04/24/13	150	81,439
Evraz Group SA, Sr. Unsec’d. Notes, 144A (Luxembourg) (original cost $2,045,975; purchased 04/17/08, 08/12/08)(f)(g)	B1	8.875%	04/24/13	2,050	1,045,500
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%	04/01/17	3,610	2,960,200
Rio Tinto Finance USA Ltd., Gtd. Notes (Australia)	Baa1	6.50%	07/15/18	2,500	1,832,927
Steel Dynamics, Inc., Sr. Unsec’d. Notes, 144A	Ba2	7.75%	04/15/16	105	72,713
Vale Overseas Ltd., Gtd. Notes	Baa2	6.875%	11/21/36	2,700	2,450,790
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A (United Kingdom) (original cost $1,419,625; purchased 06/25/08, 06/26/08)(f)(g)	Ba2	8.75%	01/15/14	1,420	852,000

					9,295,569

Mining — 0.2%
Alcoa, Inc., Sr. Unsec’d. Notes	Baa1	6.00%	07/15/13	2,010	1,817,408

Oil, Gas & Consumable Fuels — 5.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	5.95%	09/15/16	450	397,489
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	Baa3	6.45%	09/15/36	7,245	5,715,102
Apache Corp., Sr. Unsec’d. Notes	A3	6.00%	01/15/37	1,290	1,250,881
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.875%	01/15/16	650	520,000
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.25%	12/15/18	190	148,200
Complete Production Services, Inc., Gtd. Notes	B2	8.00%	12/15/16	750	472,500
Conoco, Inc., Sr. Unsec’d. Notes	A1	6.95%	04/15/29	3,630	3,906,247
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	7.95%	04/15/32	1,710	1,888,678
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.75%	06/01/19	710	489,900
Energy Transfer Partners, Sr. Unsec’d. Notes	Baa3	6.70%	07/01/18	2,820	2,376,955
Gaz Capital SA, Sec’d. Notes, 144A (Luxembourg) (original cost $1,715,350; purchased 02/29/08)(f)(g)	A3	6.212%	11/22/16	1,820	1,201,200
Hess Corp., Sr. Unsec’d. Notes	Baa2	7.30%	08/15/31	1,840	1,674,135
Hess Corp., Sr. Unsec’d. Notes	Baa2	7.875%	10/01/29	190	182,397
Intergas Finance BV, Bonds (Netherlands)	Baa1	6.375%	05/14/17	2,840	1,633,000
KazMunaiGaz Finance, Gtd. Notes, 144A (Netherlands) (original cost $2,875,521; purchased 06/24/08)(f)(g)	Baa1	8.375%	07/02/13	2,890	2,254,200
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	5.95%	02/15/18	1,360	1,160,712
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	6.00%	02/01/17	1,050	911,584
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes, MTN(a)	Baa2	6.95%	01/15/38	2,950	2,385,804
OPTI Canada, Inc., Sec’d. Notes (Canada)	B2	8.25%	12/15/14	600	324,000
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	6.625%	06/15/35	3,450	2,920,425
Petrobras International Finance Co., Sr. Unsub. Notes	Baa1	6.125%	10/06/16	2,040	1,989,000

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS — 31.4%

Oil, Gas & Consumable Fuels (cont’d.)
Transocean, Inc., Sr. Unsec’d. Notes	Baa2	5.25%	03/15/13	$1,240	$1,151,707
Whiting Petroleum Corp., Gtd. Notes	B1	7.25%	05/01/12	180	134,100
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	5.50%	06/15/18	392	354,869
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.25%	08/01/17	2,210	2,122,212
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.75%	08/01/37	180	168,581
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	7.50%	04/15/12	1,020	1,008,125

					38,742,003

Pharmaceuticals — 0.9%
Cardinal Health, Inc., Sr. Unsec’d. Notes	Baa2	5.85%	12/15/17	1,250	1,127,099
GlaxoSmithKline Capital PLC, Gtd. Notes	A1	5.65%	05/15/18	3,650	3,833,697
Wyeth, Sr. Unsec’d. Notes	A3	5.45%	04/01/17	730	743,506
Wyeth, Sr. Unsec’d. Notes	A3	5.95%	04/01/37	1,290	1,432,270

					7,136,572

Pipelines — 0.3%
SemGroup LP, Sr. Notes, 144A (original cost $716,025; purchased 01/31/08–03/05/08)(f)(g)(i)	NR	8.75%	11/15/15	760	26,600
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.50%	01/15/31	3,480	2,331,600

					2,358,200

Real Estate Investment Trust — 0.1%
Ventas Realty LP / Ventas Capital Corp., Gtd. Notes	Ba1	9.00%	05/01/12	480	427,200

Retail
Suburban Propane Partners LP, Sr. Unsec’d. Notes	B1	6.875%	12/15/13	285	233,700

Retail & Merchandising — 0.4%
CVS Caremark Corp., Pass-Through Certificate, 144A (original cost $1,001,751; purchased 12/05/07)(f)(g)	Baa2	6.943%	01/10/30	1,002	629,871
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.25%	04/15/13	960	988,108
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.80%	02/15/18	740	818,847
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	6.20%	04/15/38	250	286,113

					2,722,939

Semiconductors
Freescale Semiconductor, Inc., Gtd. Notes	B2	8.875%	12/15/14	740	325,600

Technology — 0.1%
NXP BV / NXP Funding LLC, Sr. Sec’d. Notes (Netherlands)	Caa1	7.875%	10/15/14	620	241,800
SunGard Data Systems, Inc., Gtd. Notes	Caa1	10.25%	08/15/15	330	217,800

					459,600

Telecommunications — 3.4%
America Movil SAB de CV, Gtd. Notes (Mexico)	A3	5.625%	11/15/17	1,050	933,480
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.50%	02/01/18	4,630	4,679,194
AT&T, Inc., Sr. Unsec’d. Notes(a)	A2	6.30%	01/15/38	1,100	1,162,821
British Telecommunications PLC, Sr. Unsec’d. Notes (United Kingdom)	Baa1	5.95%	01/15/18	770	669,875
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)	Baa1	5.75%	03/23/16	2,630	2,517,536
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	7.875%	01/15/27	740	429,200
Level 3 Financing, Inc., Gtd. Notes	Caa1	9.25%	11/01/14	580	336,400
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.50%	02/15/14	1,140	815,100
Royal KPN NV, Sr. Unsec’d. Notes (Netherlands)	Baa2	8.375%	10/01/30	1,500	1,694,236
Sprint Capital Corp., Gtd. Notes(a)	Ba2	6.90%	05/01/19	250	177,500
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	Ba2	6.00%	12/01/16	4,460	3,144,300

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS — 31.4%

Telecommunications (cont’d.)
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	5.25%		10/01/15		$1,330	$1,012,463
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)(a)	Baa2	6.999%		06/04/18		1,680	1,362,900
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	A3	6.10%		04/15/18		4,550	4,533,579
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	7.375%		09/01/12		400	418,463
VIP Finance Ireland Ltd., Sec’d. Notes, 144A (Ireland) (original cost $2,060,000; purchased 04/24/08)(f)(g)	Ba2	8.375%		04/30/13		2,060	1,318,400
Windstream Corp., Gtd. Notes	Ba3	8.625%		08/01/16		895	792,075

							25,997,522

Transportation — 0.4%
Hertz Corp. (The), Gtd. Notes	B1	8.875%		01/01/14		600	369,000
Hertz Corp. (The), Gtd. Notes	B2	10.50%		01/01/16		70	31,938
United Parcel Service, Inc., Sr. Unsec’d. Notes	Aa2	4.50%		01/15/13		2,170	2,238,446

							2,639,384

Utilities — 0.5%
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3	5.625%		11/30/12		2,940	2,994,114
Mirant Mid Atlantic LLC, Pass-Through Certificates	Ba1	10.06%		12/30/28		663	609,518

							3,603,632

TOTAL CORPORATE BONDS (cost $299,902,529)							242,773,649

FOREIGN GOVERNMENT BOND — 0.4%
Brazil Notas Do Tesouro Nacional, Notes (Brazil) (cost $3,608,102)	Ba2	10.00%		01/01/12	BRL	6,924	2,823,654

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 41.5%
Federal Home Loan Mortgage Corp.		5.50%		01/01/39		10,400	10,643,755
Federal Home Loan Mortgage Corp.		5.979	%(c)	07/01/36		4,395	4,462,693
Federal Home Loan Mortgage Corp.		6.00%		01/01/39		19,000	19,570,000
Federal Home Loan Mortgage Corp.		6.643	%(c)	10/01/36		590	601,489
Federal Home Loan Mortgage Corp.		6.651	%(c)	08/01/36		541	553,844
Federal National Mortgage Assoc.		5.00%		09/01/33-03/01/34		63,833	65,269,221
Federal National Mortgage Assoc.		5.00%		TBA		53,300	54,415,995
Federal National Mortgage Assoc.		5.50%		TBA		20,200	20,799,698
Federal National Mortgage Assoc.		5.50%		02/01/35-07/01/38		84,910	87,119,762
Federal National Mortgage Assoc.		5.678	%(c)	08/01/37		683	697,767
Federal National Mortgage Assoc.		5.694	%(c)	05/01/37		651	664,023
Federal National Mortgage Assoc.		5.792	%(c)	01/01/37		938	971,132
Federal National Mortgage Assoc.		6.00%		TBA		3,700	3,836,438
Federal National Mortgage Assoc.		6.00%		TBA		18,300	18,837,562
Federal National Mortgage Assoc.		6.00%		09/01/37		8,513	8,773,716
Federal National Mortgage Assoc.		6.714	%(c)	01/01/37		2,601	2,664,541
Government National Mortgage Assoc.		6.00%		01/01/38-01/01/39		12,900	13,299,562
Government National Mortgage Assoc.		6.50%		01/01/38		7,400	7,693,691

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $313,277,357)							320,874,889

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS(n) — 6.8%
U.S. Treasury Bonds	1.50%	12/31/13	$17,120	$17,081,206
U.S. Treasury Bonds	4.375%	02/15/38	400	535,750
U.S. Treasury Bonds	4.75%	02/15/37	1,180	1,644,257
U.S. Treasury Bonds(a)	5.375%	02/15/31	10,600	14,565,057
U.S. Treasury Inflationary Indexed Bonds, TIPS(k)	1.75%	01/15/28	6,500	6,208,251
U.S. Treasury Inflationary Indexed Bonds, TIPS(a)(k)	2.375%	01/15/25	11,350	12,816,441

TOTAL U.S. TREASURY OBLIGATIONS (cost $50,946,137)				52,850,962

	Shares

PREFERRED STOCKS — 0.1%
Financial Services — 0.1%
Preferred Blocker, Inc., 9.00%, 144A	1,380	434,700

U.S. Government Agency Obligations
Federal National Mortgage Assoc., 8.25%	40,150	33,325

TOTAL PREFERRED STOCKS (cost $1,438,450)		468,025

TOTAL LONG-TERM INVESTMENTS (cost $868,304,473)		764,739,464

SHORT-TERM INVESTMENTS — 31.7%

AFFILIATED MONEY MARKET MUTUAL FUND — 31.7%
Dryden Core Investment Fund – Taxable Money Market Series (cost $244,731,566; includes $64,078,782 of cash collateral for securities on loan) (Note 4)(b)(w)	244,731,566	244,731,566

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN (o) —130.6% (cost $1,113,036,039)		1,009,471,030

OPTIONS WRITTEN* — (0.4)%
Call Options — (0.3)%
90 Day Euro Dollar Futures,
expiring 03/21/2009, Strike Price $97.50	780	(282,750)
expiring 03/21/2009, Strike Price $97.75	500	(150,625)
expiring 03/22/2009, Strike Price $98.00	540	(129,600)
10 Year U.S. Treasury Note Futures
expiring 02/25/2009, Strike Price $116.00	170	(170,797)
expiring 02/25/2009, Strike Price $118.00	1,380	(1,132,031)
expiring 02/26/2009, Strike Price $120.00	600	(386,250)

		(2,252,053)

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Contracts/ Notional Amounts (000)#		Value (Note 2)

OPTIONS WRITTEN (Continued)

Put Options — (0.1)%
90 Day Euro Dollar Futures,
expiring 03/19/2009, Strike Price $98.00		300	$(1,687)
expiring 06/20/2009, Strike Price $96.75		1,170	(4,388)
10 Year Euro-Bund	EUR	235	(254,795)
10 Year U.S. Treasury Note Futures
expiring 02/26/2009, Strike Price $108.00		600	(5,625)
expiring 02/26/2009, Strike Price $114.00		250	(5,469)
expiring 02/26/2009, Strike Price $115.00		800	(20,000)
expiring 02/26/2009, Strike Price $122.00		1,380	(148,781)
expiring 02/26/2009, Strike Price $123.00		1,050	(139,453)
expiring 02/26/2009, Strike Price $126.00		280	(69,125)
expiring 02/26/2009, Strike Price $130.00		250	(37,891)
expiring 02/26/2009, Strike Price $134.00		660	(168,094)
expiring 06/20/2009, Strike Price $97.25		610	(3,812)

			(859,120)

TOTAL OPTIONS WRITTEN (premium received $1,834,699)			(3,111,173)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—130.2% (cost $1,111,201,340)			1,006,359,857
Other liabilities in excess of other assets (x) — 30.2%			(233,442,863)

NET ASSETS — 100.0%			$772,916,994

The following abbreviations are used in Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN	Medium Term Note

NR	Not Rated by Moody’s or Standard & Poor’s

TIPS	Treasury Inflation Protected Securities

BRL	Brazilian Real

EUR	Euro Dollar

GBP	British Pound

RUB	Russian Ruble

*	Non-income producing security.

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities is $62,044,628; cash collateral of $64,078,782 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(f)

Private placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $64,050,768. The aggregate value of $45,729,675 is approximately 5.9% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Securities segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(o)	As of December 31, 2008, 2 securities representing $4,243,398 and 0.5% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

(x)

Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation (Depreciation)

Long Positions:
464	90 Day Euro Dollar	Mar 09	$112,451,751	$114,710,400	$2,258,649
50	90 Day Euro Dollar	Jun 09	12,217,412	12,358,750	141,338
175	90 Day Euro Dollar	Sep 09	42,807,337	43,200,937	393,600
95	90 Day Sterling Futures	Mar 09	16,055,256	16,771,967	716,711
899	5 Year U.S. Treasury Notes	Mar 09	103,515,719	107,030,164	3,514,445
16	20 Year U.S. Treasury Notes	Mar 09	2,241,375	2,208,750	(32,625)
65	Euro-Bund Future	Mar 09	11,239,282	11,279,677	40,395

					7,032,513

Short Position:
586	10 Year U.S. Treasury Notes	Mar 09	69,695,711	73,689,500	(3,993,789)

					$3,038,724

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contract		Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Depreciation

British Pound,
Expiring 02/03/09	GBP	1,860	$2,736,804	$2,671,669	$(65,135)

Sale Contract		Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation

British Pound,
Expiring 02/03/09	GBP	2,444	$4,164,541	$3,510,733	$653,808

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Unrealized Depreciation

Barclays Bank PLC(1)	03/18/16	$27,400	4.40%	3 month LIBOR	$(3,529,493)
Barclays Bank PLC(1)	03/18/39	500	4.25%	3 month LIBOR	(139,699)
Goldman Sachs Capital Markets, L.P.(1)	12/17/38	1,500	4.25%	3 month LIBOR	(417,901)
Barclays Bank PLC(1)	12/17/18	1,500	4.25%	3 month LIBOR	(427,596)

					$(4,514,689)

(1)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$245,199,591	$3,038,724
Level 2 – Other Significant Observable Inputs – Long	760,282,836	(3,926,016)
Level 2 – Other Significant Observable Inputs – Short	(2,856,378)	—
Level 3 – Significant Unobservable
Inputs	4,243,398	—

Total	$1,006,869,447	$(887,292)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities

Balance as of 12/31/07	$—
Accrued discounts/premiums	33,923
Realized gain (loss)	552
Change in unrealized appreciation (depreciation)	(1,085,706)
Net purchases (sales)	5,294,629
Transfers in and/or out of Level 3	—

Balance as of 12/31/08
$4,243,398

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as December 31, 2008 were as follows:

U.S. Government Mortgage-Backed Obligations	41.5%
Affiliated Money Market Mutual Fund	31.7
Collateralized Mortgage Obligations	12.2
U.S. Treasury Obligations	6.8
Diversified Financial Services	6.3
Asset-Backed Securities	5.3
Oil, Gas & Consumable Fuels	5.0
Telecommunications	3.4
Electric	2.6
Banks	2.3
Food	1.5
Financial Services	1.3
Metals & Mining	1.2
Bank Notes	1.2
Media	1.2
Healthcare – Services	1.1
Insurance	0.9
Pharmaceuticals	0.9
Utilities	0.5
Cable Television	0.4
Foreign Government Bonds	0.4
Retail & Merchandising	0.4
Transportation	0.4
Machinery & Equipment	0.3
Pipelines	0.3
Electronic Components	0.3
Mining	0.2
Aerospace/Defense	0.2
Gaming	0.1
Beverages	0.1
Forest & Paper Products	0.1
Media & Entertainment	0.1
Energy	0.1
Chemicals	0.1
Technology	0.1
Real Estate Investment Trusts	0.1

130.6
Options Written	(0.4)
Other liabilities in excess of other assets	(30.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value, including securities on loan of $62,044,628:
Unaffiliated investments (cost $868,304,473)	$764,739,464
Affiliated investments (cost $244,731,566)	244,731,566
Deposit with broker	4,800,000
Foreign currency, at value (cost $1,773,334)	1,684,724
Receivable for investments sold	19,517,180
Dividends and interest receivable	7,606,481
Other receivables	1,323,062
Receivable for fund share sold	1,053,293
Unrealized appreciation on foreign currency forward contracts	653,808
Due from broker-variation margin	245,521
Prepaid expenses	10,573

Total Assets	1,046,365,672

LIABILITIES:
Payable for investments purchased	175,334,219
Payable to broker for collateral for securities on loan	64,078,782
Payable to custodian	16,652,561
Payable for fund share repurchased	9,331,221
Unrealized depreciation on swap agreements	4,514,689
Written options outstanding, at value (cost $1,834,699)	3,111,173
Advisory fees payable	185,236
Accrued expenses and other liabilities	112,084
Unrealized depreciation on foreign currency forward contracts	65,135
Payments received for swap agreements	59,509
Shareholder servicing fees payable	4,069

Total Liabilities	273,448,678

NET ASSETS	$772,916,994

Net assets were comprised of:
Paid-in capital	$823,526,629
Retained earnings	(50,609,635)

Net assets, December 31, 2008	$772,916,994

Net asset value and redemption price per share, $772,916,994 / 81,827,569 outstanding shares of beneficial interest	$9.45

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$37,221,381
Affiliated dividend income	12,837,955
Affiliated income from securities lending, net	652,298
Unaffiliated dividend income (net of $14,200 foreign withholding tax)	52,505

50,764,139

EXPENSES
Advisory fees	6,594,424
Shareholder servicing fees and expenses	763,632
Custodian and accounting fees	234,000
Audit fee	36,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	18,000
Shareholders’ reports	13,000
Legal fees and expenses	10,000
Insurance expenses	4,000
Miscellaneous	10,931

Total expenses	7,702,987

NET INVESTMENT INCOME	43,061,152

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	2,161,453
Futures transactions	6,701,234
Options written transactions	3,840,372
Short sales transactions	12,350
Swap agreement transactions	(863,142)
Foreign currency transactions	912,316

12,764,583

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	(103,128,013)
Futures	2,966,569
Options written	(1,276,474)
Swap agreements	(4,514,689)
Foreign currencies	311,595

(105,641,012)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(92,876,429)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,815,277)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	November 19, 2007* through December 31, 2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$43,061,152	$2,134,633
Net realized gain on investment and foreign currency transactions	12,764,583	191,949
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(105,641,012)	(794,358)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,815,277)	1,532,224

DISTRIBUTIONS	(2,326,582)	—

FUND SHARE TRANSACTIONS:
Fund share sold [101,032,679 and 69,569,431 shares, respectively]	1,009,099,803	694,235,628
Fund share issued in reinvestment of distributions [232,426 and 0 shares, respectively]	2,326,582	—
Fund share repurchased [88,722,247 and 284,720 shares, respectively]	(879,296,600)	(2,838,784)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	132,129,785	691,396,844

TOTAL INCREASE IN NET ASSETS	79,987,926	692,929,068
NET ASSETS:
Beginning of period	692,929,068	—

End of period	$772,916,994	$692,929,068

* Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

NOTES TO THE FINANCIAL STATEMENTS OF
ADVANCED SERIES TRUST

1. General

Advanced Series Trust (formerly known as American Skandia Trust) (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2008 issued 55 classes of shares of beneficial interest (collectively the “Portfolios”). The information presented in these financial statements pertains to ten Portfolios: Bond Portfolio 2015, Bond Portfolio 2018, Bond Portfolio 2019, High Yield Portfolio, Investment Grade Bond Portfolio, Lord Abbett Bond-Debenture Portfolio, PIMCO Limited Maturity Bond Portfolio, PIMCO Total Return Bond Portfolio, T. Rowe Price Global Bond Portfolio and Western Asset Core Plus Bond Portfolio.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Bond Portfolio 2015 Portfolio (“Bond Portfolio 2015”), AST Bond Portfolio 2018 Portfolio (“Bond Portfolio 2018”) and AST Bond Portfolio 2019 Portfolio (“Bond Portfolio 2019”): To seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST High Yield Portfolio (“High Yield”): High current income and may consider potential for capital appreciation. The portfolio invests in high yield fixed income securities that, at the time of purchase, are non-investment grade securities.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”): To seek to maximize total return, consistent with the preservation of capital and liquidity needs.

AST Lord Abbett Bond-Debenture Portfolio (“Lord Abbett Bond-Debenture”): High current income and the opportunity for capital appreciation to produce a high total return by investing primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from one to three years.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from three to six years.

AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”): High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”): The investment objective of the Western Asset Core Plus Bond Portfolio will be to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified.

B1

2. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Short-term debt securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

B2

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Portfolios may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an over the counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The

B3

trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. In accordance with FAS Statement No. 140, the Portfolio’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

Short Sales: Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may also sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statements of Operations as net realized gain or loss on short sales.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements: The Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as a recourse in the event of default or bankruptcy/insolvency of either party.

Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period.

B4

Credit default swaps involve one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Portfolio as a seller of protection could be required to pay under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Some Portfolios may enter into total return swaps to manage their exposure to a security, commodity or an index. In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount.

These swap agreements involve, to varying degrees, elements of credit risk, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. The swaps are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region. Certain Portfolios have entered into over-the-counter derivative agreements. Such agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty to early terminate the contract(s) may impact the amounts reported on financial statements. As of December 31, 2008, High Yield, PIMCO Total Return Bond, and PIMCO Limited Maturity Bond have met conditions under such agreements, that give the counterparty the right to call for an early termination. However, as of the date of issuance of these financial statements no notice of early termination was received.

B5

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of government supervision and regulation of foreign securities markets.

Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans: The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33⅓% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan. As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Portfolios’ Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Portfolios’ Securities Lending Agent utilized collateral held on behalf of the Portfolios for securities out on loan to compensate the Portfolios for the failure of Lehman to return the securities. Any excess collateral was returned to Lehman.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Distributions: Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B6

3. Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Lord Abbett & Co. LLC for Lord Abbett Bond-Debenture;

Pacific Investment Management Company LLC for High Yield, PIMCO Total Return Bond and PIMCO Limited Maturity Bond;

Prudential Investment Management, Inc. (“PIM”) for Bond Portfolio 2015, Bond Portfolio 2018, Bond Portfolio 2019 and Investment Grade Bond;

T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

Western Asset Management Company for Western Asset Core Plus Bond.

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, computed daily and payable monthly, based on the annual rates specified below, of the value of each Portfolio’s average daily net assets. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees	Expense Limitations

Bond Portfolio 2015	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00%
Bond Portfolio 2018	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00%
Bond Portfolio 2019	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00%
High Yield	0.75%	0.75%	0.88%
Investment Grade Bond	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00%
Lord Abbett Bond-Debenture	0.80%	0.78%	— ††
PIMCO Limited Maturity Bond	0.65%	0.65%	— ††
PIMCO Total Return Bond	0.65%	0.65%	— †
T. Rowe Price Global Bond	0.80%	0.80%	N/A
Western Asset Core Plus Bond	0.70%	0.70%	N/A

†	Expense limitation is contractual, effective January 1, 2008 through June 30, 2008. Effective July 1, 2008 the expense limitation has been removed.

††	Expense limitations are as noted in table below.

	January 1, 2008 – June 30, 2008 Expense Limitation	Effective July 1, 2008 Expense Limitation

Lord Abbett Bond-Debenture	0.88%	N/A
PIMCO Limited Maturity Bond	1.05%	N/A

B7

4. Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Life Assurance Corporation (“PALAC”) pursuant to which the Portfolios pay PALAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager had contractually agreed to waive 0.03% of the shareholder servicing fee through June 30, 2008. Based on the approval of the Board of Trustees, effective July 1, 2008, the Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on average daily net assets of up to $500 million (no waiver), 0.09% on average daily net assets of the next $250 million (0.01% waiver), 0.08% on average daily net assets of the next $250 million (0.02% waiver), and 0.07% on average daily net assets in excess of $1 billion (0.03% waiver).

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2008, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM

High Yield	$143,482
Investment Grade Bond	30,017
Lord Abbett Bond-Debenture	186,997
T. Rowe Price Global Bond	49,160
Western Asset Core Plus Bond	280,130

5. Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2008 were as follows:

	Cost of Purchases	Proceeds from Sales

Bond Portfolio 2015	$234,135,929	$201,744,455
Bond Portfolio 2018	126,522,429	96,550,884
Bond Portfolio 2019	97,956,338	77,671,817
High Yield	711,678,992	730,723,654
Investment Grade Bond	6,160,020,872	4,093,714,650
Lord Abbett Bond-Debenture	94,422,235	260,247,648
PIMCO Limited Maturity Bond	4,749,334,021	4,687,571,703
PIMCO Total Return Bond	29,237,521,893	28,680,400,585
T. Rowe Price Global Bond	385,386,573	715,512,790
Western Asset Core Plus Bond	5,892,841,348	5,510,661,262

Written options transactions, during the year ended December 31, 2008, were as follows:

	PIMCO Total Return Bond		PIMCO Limited Maturity

	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium

Balance at beginning of year	1,148,000,000	$12,879,245	169,700,000	$707,022
Written options	1,602,770,000	21,895,114	272,700,000	2,906,664
Expired options	(385,070,000)	(10,839,006)	(3,100,000)	(208,475)
Closed options	(1,406,000,000)	(17,637,660)	(335,800,000)	(2,098,056)

Balance at end of year	959,700,000	$6,297,693	103,500,000	$1,307,155

B8

	Western Asset Core Plus Bond		High Yield Bond

	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium

Balance at beginning of year	—	$—	275,900,000	$5,195,301
Written options	43,755,000	4,013,681	243,580,000	2,218,048
Expired options	(28,080,000)	(1,891,179)	(42,380,000)	(514,470)
Closed options	(4,120,000)	(287,803)	(386,800,000)	(4,482,749)

Balance at end of year	11,555,000	$1,834,699	90,300,000	$2,416,130

6. Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provisions for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Line of Credit

The Portfolios, along with other affiliated registered investment companies, are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Portfolios renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Portfolios pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Portfolios paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2008

Lord Abbett Bond-Debenture	4,837,166	2.47%	112	—
PIMCO Limited Maturity Bond	12,728,594	1.63%	19	—
PIMCO Total Return Bond	22,691,510	2.09%	5	—
T. Rowe Price Global Bond	2,868,878	3.14%	21	—

B9

The amount of interest on temporary overdrawn balances paid to the custodian during the year ended December 31, 2008 was as follows:

Portfolio	Approximate Average Balance Outstanding	Weighted Average Interest Rates

AST Bond Portfolio 2015	$842,353	2.48%
AST Bond Portfolio 2018	2,613,626	2.16%
AST Bond Portfolio 2019	587,217	1.72%
AST Investment Grade Bond	13,175,226	2.65%

8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. Ownership

As of December 31, 2008, more than 99% of each Portfolio was owned of record by Prudential Annuities Life Assurance Corporation (“PALAC”) on behalf of the owners of the variable insurance products issued by PALAC.

10. New Accounting Pronouncements

In March 2008, Financial Accounting Standards Board (“FASB”) released “Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

B10

Financial Highlights

	AST Bond Portfolio 2015

	January 28, 2008(c) through December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.12
Net realized and unrealized gain on investments	1.37

Total from investment operations	1.49

Net Asset Value, end of period	$11.49

Total Return(a)	14.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$221.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.90	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.90	%(d)
Net investment income	1.27	%(d)
Portfolio turnover rate	1433	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST Bond Portfolio 2018

	January 28, 2008(c) through December 31, 2008

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.04
Net realized and unrealized gain on investments	2.19

Total from investment operations	2.23

Net Asset Value, end of period	$12.23

Total Return(a)	22.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$166.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.98	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.98	%(d)
Net investment income	1.04	%(d)
Portfolio turnover rate	701	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Bond Portfolio 2019

	January 28, 2008(c) through December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.09
Net realized and unrealized gain on investments	2.22

Total from investment operations	2.31

Net Asset Value, end of period	$12.31

Total Return(a)	23.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$124.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.08	%(d)
Net investment income	.95	%(d)
Portfolio turnover rate	779	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST High Yield Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$7.75	$8.41	$8.29	$8.95	$8.77

Income (Loss) From Investment Operations:
Net investment income	0.40	0.59	0.53	0.83	0.70
Net realized and unrealized gain (loss) on investments	(2.22)	(0.39)	0.28	(0.74)	0.19

Total from investment operations	(1.82)	0.20	0.81	0.09	0.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.75)	(0.71)
Distributions	(0.63)	(0.86)	(0.69)	—	—

Total dividends and distributions	(0.63)	(0.86)	(0.69)	(0.75)	(0.71)

Net Asset Value, end of year	$5.30	$7.75	$8.41	$8.29	$8.95

Total Return(a)	(25.54)%	2.48%	10.35%	1.12%	11.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$331.3	$413.4	$648.1	$611.2	$804.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.88%	0.87%	0.89%	0.93%	0.93	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91%	0.87%	0.90%	0.94%	0.93	%(c)
Net investment income	7.60%	6.94%	6.94%	7.32%	7.15%
Portfolio turnover rate	204%	125%	131%	52%	66%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Investment Grade Bond Portfolio

	January 28, 2008(d) through December 31, 2008(c)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.30
Net realized and unrealized gain on investments	.60

Total from investment operations	.90

Net Asset Value, end of period	$10.90

Total Return(a)	9.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,837.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.75	%(e)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.75	%(e)
Net investment income	3.32	%(e)
Portfolio turnover rate	796	%(f)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the period.

(d)	Commencement of operations.

(e)	Annualized.

(f)	Not annualized.

	AST Lord Abbett Bond-Debenture Portfolio

	Year Ended December 31,

	2008(d)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$11.67	$11.33	$11.83	$11.44

Income (Loss) From Investment Operations:
Net investment income	0.72	0.84	0.71	0.43	0.53
Net realized and unrealized gain (loss) on investments	(3.13)	(0.13)	0.35	(0.31)	0.29

Total from investment operations	(2.41)	0.71	1.06	0.12	0.82

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.49)	(0.39)
Distributions from net realized gains	—	—	—	(0.13)	(0.04)
Distributions	(1.26)	(0.79)	(0.72)	—	—

Total dividends and distributions	(1.26)	(0.79)	(0.72)	(0.62)	(0.43)

Net Asset Value, end of year	$7.92	$11.59	$11.67	$11.33	$11.83

Total Return(a)	(23.35)%	6.09%	9.80%	1.16%	7.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$278.0	$513.5	$594.7	$668.5	$431.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.93%	0.89%	0.89%	0.91%	0.97	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.95%	0.91%	0.94%	0.97%	1.02	%(c)
Net investment income	6.93%	5.73%	5.52%	5.10%	5.15%
Portfolio turnover rate	30%	49%	43%	46%	49%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST PIMCO Limited Maturity Bond Portfolio

	Year Ended December 31,

	2008(d)		2007(d)		2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.36		$11.18		$11.10	$11.12	$11.37

Income (Loss) From Investment Operations:
Net investment income	0.44		0.51		0.52	0.27	0.17
Net realized and unrealized gain (loss) on investments	(0.32)		0.24		(0.11)	(0.09)	0.06

Total from investment operations	0.12		0.75		0.41	0.18	0.23

Less Dividends and Distributions:
Dividends from net investment income	—		—		—	(0.14)	(0.35)
Distributions from net realized gains	—		—		—	(0.06)	(0.13)
Distributions	(0.63)		(0.57)		(0.33)	—	—

Total dividends and distributions	(0.63)		(0.57)		(0.33)	(0.20)	(0.48)

Net Asset Value, end of year	$10.85		$11.36		$11.18	$11.10	$11.12

Total Return(a)	1.02%		6.80%		3.82%	1.63%	2.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$775.7		$1,227.7		$1,366.9	$1,683.2	$1,232.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.76%	0.76%	0.79	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.77%	0.80%	0.82	%(c)
Net investment income	3.92%		4.45%		4.04%	2.86%	1.65%
Portfolio turnover rate	410%		135%		140%	153%	103%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)	Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2007 and 2008, respectively.

	AST PIMCO Total Return Bond Portfolio

	Year Ended December 31,

	2008		2007(d)		2006		2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.10		$11.43		$11.45		$12.01	$11.99

Income (Loss) From Investment Operations:
Net investment income	0.63		0.55		0.28		0.52	0.23
Net realized and unrealized gain (loss) on investments	(0.89)		0.40		0.11		(0.23)	0.36

Total from investment operations	(0.26)		0.95		0.39		0.29	0.59

Less Dividends and Distributions:
Dividends from net investment income	—		—		—		(0.45)	(0.48)
Distributions from net realized gains	—		—		—		(0.40)	(0.09)
Distributions	(0.53)		(0.28)		(0.41)		—	—

Total dividends and distributions	(0.53)		(0.28)		(0.41)		(0.85)	(0.57)

Net Asset Value, end of year	$11.31		$12.10		$11.43		$11.45	$12.01

Total Return(a)	(2.26	) %	8.31%		3.74%		2.50%	4.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,108.2		$4,775.5		$3,347.2		$1,790.7	$2,318.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.79%	0.78	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.80%	0.81	%(c)
Net investment income	4.20%		4.67%		4.30%		3.62%	2.08%
Portfolio turnover rate	506%		297%		238%		238%	253%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)

The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.74% for the year ended December 31, 2007 and 0.76% for the year ended December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST T. Rowe Price Global Bond Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.36		$11.57	$11.18	$12.16	$12.10

Income (Loss) From Investment Operations:
Net investment income	0.85		0.36	0.41	0.28	0.17
Net realized and unrealized gain (loss) on investments	(1.12)		0.75	0.27	(0.81)	0.81

Total from investment operations	(0.27)		1.11	0.68	(0.53)	0.98

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.43)	(0.72)
Distributions from net realized gains	—		—	—	(0.02)	(0.20)
Distributions	(0.88)		(0.32)	(0.29)	—	—

Total dividends and distributions	(0.88)		(0.32)	(0.29)	(0.45)	(0.92)

Net Asset Value, end of year	$11.21		$12.36	$11.57	$11.18	$12.16

Total Return(a)	(2.44	) %	9.65%	6.27%	(4.49)%	8.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$269.1		$708.5	$507.7	$539.6	$362.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.97%		0.93%	0.96%	1.01%	1.07	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.97%		0.93%	0.96%	1.01%	1.07	%(c)
Net investment income	4.17%		3.99%	3.64%	2.87%	2.58%
Portfolio turnover rate	117%		120%	131%	109%	111%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Western Asset Core Plus Bond Portfolio

	Year Ended December 31, 2008		November 20, 2007(e) through December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.51		0.03
Net realized and unrealized loss on investments	(1.04)		(0.03)

Total from investment operations	(0.53)		—

Less Distributions	(0.02)		—

Net Asset Value, end of period	$9.45		$10.00

Total Return(a)	(5.31	) %	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$772.9		$692.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.82%		0.91	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.82%		0.91	%(d)
Net investment income	4.57%		4.54	%(d)
Portfolio turnover rate	645%		5	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Advanced Series Trust:

We have audited the accompanying statements of assets and liabilities of the Advanced Series Trust (comprised of Bond Portfolio 2015, Bond Portfolio 2018, Bond Portfolio 2019, High Yield Portfolio, Investment Grade Bond Portfolio, Lord Abbett Bond-Debenture Portfolio, PIMCO Limited Maturity Bond Portfolio, PIMCO Total Return Bond Portfolio, T. Rowe Price Global Bond Portfolio, and Western Asset Core Plus Bond Portfolio), hereafter referred to as “the Trust”, including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, transfer agent, and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios comprising the Advanced Series Trust as of December 31, 2008, the results of operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2009

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Saul K. Fenster, Ph.D. (75) No. of Portfolios Overseen: 86

Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.

Delayne Dedrick Gold (70) No. of Portfolios Overseen: 86	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (71) No. of Portfolios Overseen: 86

Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (67) No. of Portfolios Overseen: 86	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (58) No. of Portfolios Overseen: 86

President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (73) No. of Portfolios Overseen: 86	Management Consultant (since April 1985).

Interested Trustees (1)

Stephen Pelletier (55) No. of Portfolios Overseen: 58	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).

Robert F. Gunia (62) No. of Portfolios Overseen: 148

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Trustee joined the Funds’ Board is as follows: Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

E1

Fund Officers (a)(1)
Name, Address and Age
Position with the Fund	Principal Occupation(s) During the Past Five Years

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).

Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (51) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

E2

Advanced Series Trust

AST Bond Portfolios 2016 & 2020: Approval of New Management & Subadvisory Agreements

At a meeting of the Board of Trustees (the Board) held on September 17, 2008, the Board approved the creation of two new Portfolios of the Trust, to be known as the AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 (each, a New Portfolio, and collectively, the New Portfolios). In connection with their approval of the creation of these new Portfolios, the Board approved new management and subadvisory agreements for the Portfolios, as explained below.

Nature, quality and extent of services

With respect to Prudential Investments LLC and AST Investment Services, Inc. (the Co-Managers), the Board noted that it had received and considered information about the Co-Managers in connection with the renewal of the management agreement at the June 9-11, 2008 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by each Co-Manager under the management agreement covering the other Portfolios of the Trust. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Co-Managers under the amended management agreement covering the New Portfolios would be similar in nature to those provided under the existing management agreement.

With respect to Prudential Investment Management, Inc. (PIM or the Subadviser), the Board received and considered information regarding the nature and extent of services that would be provided to the New Portfolios under the new subadvisory agreements. The Co-Managers also noted that PIM currently subadvises several other Prudential insurance funds, including several Prudential insurance funds that are substantially similar to the New Portfolios.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers for the Subadviser. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadviser in connection with the renewal of the relevant subadvisory agreements at the June 9-11, 2008 meetings. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the Subadviser. The Board considered the Subadviser’s experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that, with respect to the Subadviser, based on the nature of the proposed services to be rendered and the background information that it reviewed, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the Subadviser.

Performance

Because the New Portfolios had not yet commenced operations, no investment performance for the New Portfolios existed for Board review. The Board, however, received and considered information regarding PIM’s investment performance in managing strategies similar to the New Portfolios, including several Prudential insurance funds that are substantially similar to the New Portfolios. The Board concluded that it was satisfied with the performance record of the Subadviser.

Fee Rates

The Board considered the proposed management fees to be paid by the New Portfolios to the Co-Managers and the proposed subadvisory fees to be paid by the Co-Managers to the Subadviser. The Board considered that the investment management fee rates and the subadvisory fee rates were the same as the rates in place for similarly managed portfolios.

The Board also considered that (1) the investment management fee rate for each New Portfolio falls within the third quartile of the applicable Lipper fund universe; and (2) the estimated total gross and net operating expense ratios (both including and excluding Rule 12b-1 fees) for each New Portfolio fall within the fourth quartile of the applicable Lipper fund universe. The Board concluded that the fees were reasonable under the circumstances because of the New Portfolios’ broad investment focus and increased liquidity requirements compared to other funds within the applicable Lipper fund universe. The Board also noted that the fees would be reviewed in connection with the annual review of the investment advisory and subadvisory agreements and in light of the nature and quality of services provided to the New Portfolios.

Profitability

Because the New Portfolios had not yet commenced operations, the Board noted that there was no historical profitability information to be reviewed. The Board noted that it would review profitability information in connection with the annual approval of the investment advisory and subadvisory agreements.

Economies of Scale

The Board noted that the investment advisory and subadvisory fee schedules for the New Portfolios contained breakpoints that reduced the fee rate on assets above specified levels. The Board also noted that the profitability of each Co-Manager and PIM would be reviewed annually in connection with the review of the advisory and subadvisory agreements.

Other Benefits to the Co-Managers and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Co-Managers and PIM. The Board concluded that any potential benefits to be derived by the Co-Managers and PIM were similar to benefits derived by the Co-Managers and PIM in connection with their management of the other Trust Portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by other subadvisers to the Trust, and that those benefits are reviewed on an annual basis.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of each New Portfolio and its shareholders.

AST Academic Strategies Asset Allocation Portfolio: Approval of New Subadvisory Agreements

At a meeting of the Board of Trustees (the Board) held on September 17, 2008, the Board approved two new subadvisory agreements for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), as explained below.

Pursuant to a recommendation by Prudential Investments LLC (PI), the Board approved a new subadvisory agreement between PI and AST Investment Services, Inc. (collectively, the Co-Managers) and each of First Quadrant, L.P. (First Quadrant) and AlphaSimplex Group, LLC (AlphaSimplex).

Nature, Quality and Extent of Services

With respect to First Quadrant and AlphaSimplex (referred to as the “new subadvisers”), the Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio under the new subadvisory agreements. With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio Co-Managers for the new subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the new subadvisers. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the new subadvisers. The Board also considered new subadvisers experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about the new subadvisers, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the new subadvisers.

Performance

With respect to First Quadrant, the Board considered the performance of other accounts managed by First Quadrant utilizing an investment style and strategy similar to that proposed for the Portfolio. With respect to AlphaSimplex, the Board considered the proposed investment strategy and the analysis of that strategy by AlphaSimplex and the Co-Managers using historical market data. The Board further noted the recommendation of the Co-Managers that the Portfolio add First Quadrant and AlphaSimplex as subadvisers.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by the Co-Managers to AlphaSimplex under the proposed new subadvisory agreement, which calls for a fee rate of 0.80% of the Portfolio’s average daily net assets up to $500 million and 0.65% of the Portfolio’s average daily net assets over $500 million. The Board also considered the proposed subadvisory fee rate payable by the Co-Managers to First Quadrant under the proposed new subadvisory agreement, which calls for a fee rate of 0.90% of the Portfolio’s average daily net assets. The Board noted that the Co-Managers pay the subadvisory fees out of the management fees paid to the Co-Managers by the Portfolio. The Board also considered that First Quadrant and AlphaSimplex do not serve as investment advisers to other investment companies utilizing strategies substantially similar to those proposed for the Portfolio. The Board concluded that First Quadrant’s and AlphaSimplex’s proposed subadvisory fee rates under the new subadvisory agreements were reasonable under the circumstances due to the proposed investment strategies.

Profitability

Because the engagement of First Quadrant and AlphaSimplex is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board also noted that it will consider profitability as part of any future annual review of the new subadvisory agreement.

Economies of Scale

The Board considered the potential for First Quadrant and AlphaSimplex to experience economies of scale as the amount of assets of the Portfolio managed by each new subadviser increased in size. The Board noted that the proposed subadvisory fee schedules for the Alpha Simplex contained breakpoints that reduce the fee rate on assets above specified levels, while the proposed subadvisory fee schedules for First Quadrant did not contain breakpoints. The Board did not consider the subadvisory fee schedules for either First Quadrant or Alpha Simplex as a factor because, as discussed above, the Co-Managers pay the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by First Quadrant and AlphaSimplex and their respective affiliates as a result of First Quadrant’s and AlphaSimplex’s subadvisory relationship with the Portfolio. The Board concluded that any potential benefits to be derived by First Quadrant and AlphaSimplex included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Board of Trustees and the presentations made by the Co-Managers and each of First Quadrant and AlphaSimplex, the Board concluded that approving the new subadvisory agreements between the Co-Managers and First Quadrant and AlphaSimplex was in the best interests of the Portfolio and its shareholders.

AST Large Cap Value Portfolio: Approval of New Subadvisory Agreement

At a meeting of the Board of Trustees (the Board) held on November 12, 2008, the Board approved a new subadvisory agreement for the AST Large Cap Value Portfolio (the Portfolio), as explained below.

Pursuant to a recommendation by Prudential Investments LLC (PI), the Board approved a new subadvisory agreement between PI and AST Investment Services, Inc. (the Co-Managers) and Eaton Vance Management (Eaton Vance) and the termination of the existing subadvisory agreement with JP Morgan Investment Management, Inc. (JP Morgan).

In approving the new subadvisory agreement, the Board considered PI’s assertion that it was advisable and recommended to approve a new subadvisory agreement with Eaton Vance with respect to the Portfolio based on the long-term underperformance of the sleeve of the Portfolio managed by JP Morgan. The Board considered an analysis prepared by PI’s Strategic Investments Research Group (SIRG) and noted SIRG’s recommendation that the Portfolio would be better served in the future by switching subadvisers.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by JP Morgan under the current subadvisory agreement and those that would be provided by Eaton Vance under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that JP Morgan and Eaton Vance were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Eaton Vance management team. The Board met with representatives from Eaton Vance and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Eaton Vance. The Board noted that it received a favorable compliance reports from the Portfolio’s Chief Compliance Officer (CCO) as to Eaton Vance.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Eaton Vance and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Eaton Vance under the new subadvisory agreement.

Performance

The Board received and considered information regarding the performance of other investment companies managed by Eaton Vance utilizing investment styles and strategies similar to that proposed for the Portfolio. The Board concluded that it was satisfied with the performance record of Eaton Vance.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Co-Managers to Eaton Vance under the proposed new subadvisory agreement, which are lower than the fee rates under the agreement with JP Morgan. The Board also considered, among other things, the fee rates payable to Eaton Vance by other funds with an investment objective similar to that of the Portfolio. The Board noted that the Co-Managers pay the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. Instead, the decrease in subadvisory fees will increase the net fee rates retained by the Co-Managers.

The Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Profitability

Because the engagement of Eaton Vance is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because, as discussed above, the Co-Managers pay the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Eaton Vance and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by Eaton Vance included the ability to use soft dollar credits, brokerage commissions received by affiliates of Eaton Vance, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by Eaton Vance were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Portfolio and its shareholders.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock”, the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its af. liates.

AST 1A

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,486,704 and $1,065,412, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

Not applicable for the fiscal year ended December 31, 2008. For the fiscal year ended December 31, 2007, KPMG, the Registrant’s principal accountant, billed the Registrant $4,167 for professional services rendered in connection with work performed related to inverse floating rate securities.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS
AUDIT COMMITTEE POLICY
on
Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance; and,
•	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(d) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $53,033, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

     Item 5 – Audit Committee of Listed Registrants – Not applicable.

     Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

     Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

     Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

     Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

     Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

     Item 11 – Controls and Procedures

(a)
It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)
There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Advanced Series Trust

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	February 13, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Stephen Pelletier
Stephen Pelletier
President and Principal Executive Officer

Date	February 13, 2009

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 13, 2009

* Print the name and title of each signing officer under his or her signature.